UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number            811-08090

                             Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1300 South Clinton Street

                             Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Jill R. Whitelaw, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

                                 Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code:  (260) 455-3404

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Century VP Mid Cap Value Managed Volatility Fund

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Global Allocation Managed Risk Funds:

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Preservation Fund

LVIP AQR Enhanced Global Strategies Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Emerging Markets Managed Volatility Fund

LVIP BlackRock Equity Dividend Managed Volatility Fund

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Multi-Asset Income Fund

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

LVIP Clarion Global Real Estate Fund

LVIP Clearbridge Large Cap Managed Volatility Fund

LVIP Clearbridge Variable Appreciation Managed Volatility Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Foundation® Aggressive Allocation Fund

LVIP Delaware Foundation® Conservative Allocation Fund

LVIP Delaware Foundation® Moderate Allocation Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP Dimensional International Core Equity Managed Volatility Fund

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

LVIP Franklin Templeton Multi-Asset Opportunities Fund

LVIP Global Allocation Managed Risk Funds:

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Global Income Fund

LVIP Goldman Sachs Income Builder Fund

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

LVIP Invesco V.I. Comstock Managed Volatility Fund

LVIP Ivy Mid Cap Growth Managed Volatility Fund

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

LVIP JPMorgan High Yield Fund

LVIP Managed Risk Profile Target Maturity Funds:

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

LVIP MFS International Growth Fund

LVIP MFS International Growth Managed Volatility Fund

LVIP MFS Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP SSgA Allocation Funds

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Bond Index Fund

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small/Mid-Cap 200 Fund

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

LVIP SSgA International Index Fund

LVIP SSgA International Managed Volatility Fund

LVIP SSgA Large Cap Managed Volatility Fund

LVIP SSgA Mid-Cap Index Fund

LVIP SSgA S&P 500 Index Fund

LVIP SSgA Small-Cap Index Fund

LVIP SSgA Small-Cap Managed Volatility Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Managed Volatility Fund

LVIP UBS Large Cap Growth Managed Volatility Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington Mid-Cap Value Fund

LVIP VIP Contrafund ® Managed Volatility Portfolio

LVIP VIP Mid Cap Managed Volatility Portfolio

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

Most would agree that 2015 was a year not without its challenges. Many investors were left feeling underwhelmed as U.S. large-cap equity investors earned meager returns in 2015. As measured by the S&P 500® Index, U.S. large-cap equities managed a 1.38% return during the past calendar year. Returns across other broad asset classes were far from being a source of excitement. Investors in U.S. small-cap companies experienced losses of –4.41%, as measured by the Russell 2000® Index, trailing large-cap equities considerably.

Outside the United States, negative investment results disappointed investors as the strength of the economic recovery came under fire. Developed market international equities, as measured by the MSCI EAFE NR Index, posted a result of –0.81%. Emerging Market stocks, as measured by the MSCI Emerging Markets NR Index, posted a double-digit annualized loss of –14.92%.

Meanwhile, interest rates trended higher during the year, as Fixed Income market participants anticipated the U.S. Federal Reserve interest rate hike. The yield on the 10-Year U.S. Treasury Bond rose to 2.27% to close the year, which was up from 2.17% at the end of 2014. The Barclays Capital U.S. Aggregate Bond Index advanced 0.55% for the year, as many investors rotated to the safety of investment-grade Fixed Income as riskier segments struggled during the year.

Other notable items from the year included:

●	Weakness in commodities was felt in both domestic and foreign markets as oil fell below $40/barrel for the first time since 2009. Commodities continued to suffer from global oversupply, with 2015 marking the fifth consecutive calendar year that commodities returned negative results as measured by Bloomberg Commodity Index.

●	The long-awaited U.S. Federal Reserve interest rate hike took place in December, marking the Federal Reserve’s first rate hike since 2006.

●	While the U.S. Federal Reserve was turning towards commencing a tightening cycle, the European Central Bank remained committed to monetary stimulus, including the continued direct market actions of purchasing of public and private sector debt in the marketplace.

As we move into 2016, now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. Following is a brief summary of some of the Funds offered which are designed to help you manage the risks in your portfolio:

LVIP American Global Allocation Managed Risk Funds

●	The LVIP American Global Allocation Managed Risk Funds provide a means for you to remain invested in markets while the risks in your portfolio are being managed on a daily basis.

●	Although not guaranteed, each of the Funds employs sophisticated capital protection and volatility management techniques designed to provide you a greater level of stability for retirement savings.

●	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to capture growth in rising markets and helping to defend against losses in falling markets.

LVIP American Preservation Fund

●	As part of a diversified investment strategy, the Fund seeks to provide you with current income through preservation of capital in your American Legacy® annuity portfolios.

●	This fund offers access to:
o	A diversified portfolio of U.S. bonds and non-U.S. bonds
o	The pairing of six American Funds Insurance Series® portfolios with three short-to-intermediate term American Funds® mutual funds
o	15 portfolio counselors with a median of 25 years of experience

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2016.

Sincerely,

Kevin J. Adamson

President, Lincoln Variable Insurance Products Trust

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The MSCI EAFE Index measures the equity market performance of 21 developed market country indices located in Europe, Australasia, and the Far East.

The MSCI Emerging Markets (EM) Index measures the equity market performance of 23 emerging market country indices located around the world.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of high-quality, fixed-income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed markets.

Lincoln Variable Insurance Products Trust

President’s Letter

Dear Fellow Investors,

Most would agree that 2015 was a year not without its challenges. Many investors were left feeling underwhelmed as U.S. large-cap equity investors earned meager returns in 2015. As measured by the S&P 500® Index, U.S. large-cap equities managed a 1.38% return during the past calendar year. Returns across other broad asset classes were far from being a source of excitement. Investors in U.S. small-cap companies experienced losses of –4.41%, as measured by the Russell 2000® Index, trailing large-cap equities considerably.

Outside the United States, negative investment results disappointed investors as the strength of the economic recovery came under fire. Developed market international equities, as measured by the MSCI EAFE NR Index, posted a result of –0.81%. Emerging Market stocks, as measured by the MSCI Emerging Markets NR Index, posted a double-digit annualized loss of –14.92%.

Meanwhile, interest rates trended higher during the year, as Fixed Income market participants anticipated the U.S. Federal Reserve interest rate hike. The yield on the 10-Year U.S. Treasury Bond rose to 2.27% to close the year, which was up from 2.17% at the end of 2014. The Barclays Capital U.S. Aggregate Bond Index advanced 0.55% for the year, as many investors rotated to the safety of investment-grade Fixed Income as riskier segments struggled during the year.

Other notable items from the year included:

●	Weakness in commodities was felt in both domestic and foreign markets as oil fell below $40/barrel for the first time since 2009. Commodities continued to suffer from global oversupply, with 2015 marking the fifth consecutive calendar year that commodities returned negative results as measured by Bloomberg Commodity Index.

●	The long-awaited U.S. Federal Reserve interest rate hike took place in December, marking the Federal Reserve’s first rate hike since 2006.

●	While the U.S. Federal Reserve was turning towards commencing a tightening cycle, the European Central Bank remained committed to monetary stimulus, including the continued direct market actions of purchasing of public and private sector debt in the marketplace.

As we move into 2016, now is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified. In addition to a broad selection of equity funds, the Lincoln Variable Insurance Products (LVIP) Trust offers a number of fixed income options that seek to mitigate the effects of rising interest rates. We also continue to focus on developing innovative ways to manage risk through all market cycles within the LVIP Managed Risk and the LVIP Managed Volatility series of funds. Following is a brief summary of these funds.

LVIP Managed Risk Funds

●	The LVIP Managed Risk Funds, offered in both target maturity and target risk versions, provide a means for investors to remain invested in markets while the risks in their portfolio are being managed on a daily basis.

●	Although not guaranteed, each of the LVIP Managed Risk Funds employs sophisticated capital protection and volatility management techniques designed to provide a greater level of stability for retirement savings.

●	The Funds go beyond traditional asset allocation methods to accommodate ever-changing market conditions, seeking to capture growth in rising markets and helping to defend against losses in falling markets.

LVIP Managed Volatility Funds

●	A series of funds which offer the ability to invest in specific asset classes or asset allocation strategies along with the benefits of volatility management.

●	We currently offer 15 LVIP Managed Volatility Funds, ranging from large- and small-cap U.S. stock funds to international stock funds and global asset allocation funds.

Fixed Income Funds

●	The LVIP Delaware Diversified Floating Rate Fund is designed for investors who are concerned about rising interest rates and want a short duration option that is designed to benefit as market rates increase.

●	The LVIP PIMCO Low Duration Fund seeks a high level of current income consistent with preservation of capital and provides investors with an option to enhance return while reducing portfolio risk.

We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2016.

Sincerely,

Kevin J. Adamson

President, Lincoln Variable Insurance Products Trust

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

The MSCI EAFE Index measures the equity market performance of 21 developed market country indices located in Europe, Australasia, and the Far East.

The MSCI Emerging Markets (EM) Index measures the equity market performance of 23 emerging market country indices located around the world.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of high-quality, fixed-income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed markets.

LVIP American Allocation Funds

LVIP American Balanced Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Income Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP American Allocation Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds

2015 Annual Report Commentary (unaudited)

Advised by:

The LVIP American Balanced Allocation Fund returned (0.68%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Balanced Allocation Composite1, returned 0.75%; and its broad-based benchmark index, the S&P 500® Index2, returned 1.38%.

The LVIP American Growth Allocation Fund returned (0.89%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Growth Allocation Composite3, returned 0.65%; and its broad-based benchmark index, the S&P 500 Index, returned 1.38%.

The LVIP American Income Allocation Fund returned (0.70%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Income Allocation Composite4, returned 0.83%; and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index5, returned 0.55%.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index6, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March, 2017 providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index7 lost (0.81%) and the MSCI Emerging Markets NR Index8 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20 SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield9, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index posted total returns of 0.55% during the year.

The equity portion of the LVIP American Allocation Funds generally underperformed the equity portion of their respective composite benchmarks during 2015. Exposure to American Funds® Capital Income Builder Fund® and American Funds Insurance Series (“AFIS”) Blue Chip Income & Growth detracted from results relative to the Index. Positive contributors included the AFIS® Growth Fund and the AFIS® Global Growth Fund.

The non-US Equity portion of the LVIP American Allocation Funds had mixed results relative to their respective benchmarks during 2015. Exposure to American Funds® EuroPacific Growth aided results while AFIS® International detracted from performance.

The fixed income portion of the LVIP American Allocation Funds generally underperformed the fixed income portion of their respective composite benchmarks during 2015. Detractors included the AFIS® High Income and the AFIS® Global Bond.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Allocation Funds–1

LVIP American Allocation Funds

2015 Annual Report Commentary (continued)

LVIP American Balanced Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,318 for the Standard Class shares and to $14,051 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/15. The same $10,000 investment would have increased to $15,114 and $20,372, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	0.68%
Five Years	+	6.08%
Inception (8/2/10)	+	6.84%
Service Class Shares
One Year	–	1.03%
Five Years	+	5.71%
Inception (8/2/10)	+	6.47%

LVIP American Growth Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,756 for the Standard Class shares and to $14,482 the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did from 8/2/10 through 12/31/15. The same $10,000 would have increased to $15,405 and $20,372, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	0.89%
Five Years	+	6.51%
Inception (8/2/10)	+	7.44%
Service Class Shares
One Year	–	1.23%
Five Years	+	6.14%
Inception (8/2/10)	+	7.07%

LVIP American Allocation Funds–2

LVIP American Allocation Funds

2015 Annual Report Commentary (continued)

LVIP American Income Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,408 for the Standard Class shares and to $13,158 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Barclays Capital U.S. Aggregate Bond Index did from 8/2/10 through 12/31/15. The same $10,000 would have increased to $14,248 and $11,742, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	0.70%
Five Years	+	5.13%
Inception (8/2/10)	+	5.56%
Service Class Shares
One Year	–	1.04%
Five Years	+	4.76%
Inception (8/2/10)	+	5.19%
1.

The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Barclays Capital U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Growth Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Index, 40% S&P 500® Index and 30% MSCI EAFE® NR Index.

4.

The Income Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors (LIA), the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Barclays Capital U.S. Aggregate Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

6.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

7.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

LVIP American Allocation Funds–3

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). The Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP American Balanced Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$969.70	0.22%	$1.09
Service Class Shares	1,000.00	968.00	0.57%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

LVIP American Growth Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$962.90	0.22%	$1.09
Service Class Shares	1,000.00	961.20	0.57%	2.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

LVIP American Income Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$981.80	0.26%	$1.30
Service Class Shares	1,000.00	980.10	0.61%	3.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.89	0.26%	$1.33
Service Class Shares	1,000.00	1,022.13	0.61%	3.11

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP American Allocation Funds–4

LVIP American Allocation Funds

Disclosure

OF FUND EXPENSES (continued)

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other investment companies (“Underlying Funds). In addition to the Funds’ expenses reflected on page 4, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table on page 4 does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Allocation Funds–5

LVIP American Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2015

LVIP American Balanced Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	3.02%
Fixed Income Fund	3.02%
Unaffiliated Investment Companies	97.08%
Asset Allocation Fund	18.09%
Equity Funds	24.07%
Fixed Income Funds	31.11%
International Equity Funds	21.80%
International Fixed Income Fund	2.01%
Total Value of Securities	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

LVIP American Growth Allocation Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	3.03%
Fixed Income Fund	3.03%
Unaffiliated Investment Companies	97.05%
Asset Allocation Fund	15.09%
Equity Funds	25.10%
Fixed Income Funds	23.08%
International Equity Funds	33.73%
Money Market Fund	0.05%
Total Value of Securities	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%

LVIP American Income Allocation Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	100.07%
Asset Allocation Fund	18.04%
Equity Funds	18.00%
Fixed Income Funds	54.11%
International Equity Funds	7.91%
International Fixed Income Fund	2.00%
Money Market Fund	0.01%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

LVIP American Allocation Funds–6

LVIP American Balanced Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–3.02%
Fixed Income Fund–3.02%
American Funds Insurance Series®– Mortgage Bond Fund	2,315,068	$24,562,867

		24,562,867

Total Affiliated Investment Company (Cost $23,687,045)		24,562,867

UNAFFILIATED INVESTMENT COMPANIES–97.08%
Asset Allocation Fund–18.09%
²American Funds®– Capital Income Builder	2,632,891	147,020,645

		147,020,645

Equity Funds–24.07%
²American Funds®–
† AMCAP Fund	1,551,014	40,590,026
American Mutual Fund	1,208,114	40,894,661
American Funds Insurance Series®–
Blue Chip Income & Growth Fund	2,596,127	32,763,124
Growth Fund	718,061	48,842,476
Growth-Income Fund	716,478	32,528,094

		195,618,381

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds–31.11%
²American Funds®– Intermediate Bond Fund of America	3,048,087	$40,935,806
American Funds Insurance Series®–
Bond Fund	16,823,691	180,013,498
High-Income Bond Fund	3,468,631	31,876,723

		252,826,027

International Equity Funds–21.80%
²American Funds®– EuroPacific Growth Fund	354,675	16,073,882
American Funds Insurance Series®–
Global Growth Fund	1,226,740	32,373,667
† Global Small Capitalization Fund	2,305,349	56,273,578
International Fund	4,005,233	72,414,617

		177,135,744

International Fixed Income Fund–2.01%
American Funds Insurance Series®–Global Bond Fund	1,482,130	16,318,250

		16,318,250

Total Unaffiliated Investment Companies (Cost $757,759,828)		788,919,047

TOTAL VALUE OF SECURITIES–100.10% (Cost $781,446,873)	813,481,914
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(781,858)

NET ASSETS APPLICABLE TO 68,350,921 SHARES OUTSTANDING–100.00%	$812,700,056

²	Class R-6 shares.

†	Non-income producing for the period.

Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–7

LVIP American Growth Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–3.03%
Fixed Income Fund–3.03%
American Funds Insurance Series®– Mortgage Bond Fund	2,375,965	$25,208,989

		25,208,989

Total Affiliated Investment Company (Cost $24,682,086)		25,208,989

UNAFFILIATED INVESTMENT COMPANIES–97.05%
Asset Allocation Fund–15.09%
²American Funds®– Capital Income Builder	2,251,716	125,735,849

		125,735,849

Equity Funds–25.10%
²American Funds®–
† AMCAP Fund	1,591,705	41,654,907
American Mutual Fund	1,487,725	50,359,495
American Funds Insurance Series®–
Blue Chip Income & Growth Fund	2,664,085	33,620,750
Growth Fund	736,872	50,122,026
Growth-Income Fund	735,272	33,381,347

		209,138,525

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds–23.08%
²American Funds®– Intermediate Bond Fund of America	2,502,618	$33,610,162
American Funds Insurance Series®–
Bond Fund	11,771,025	125,949,963
High-Income Bond Fund	3,562,273	32,737,292

		192,297,417

International Equity Funds–33.73%
²American Funds®– EuroPacific Growth Fund	909,973	41,239,957
American Funds Insurance Series®–
Global Growth & Income Fund	1,350,407	16,677,531
Global Growth Fund	1,573,664	41,528,982
† Global Small Capitalization Fund	2,365,891	57,751,406
International Fund	5,937,297	107,346,333
New World Fund	874,741	16,506,368

		281,050,577

Money Market Fund–0.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	431,704	431,704

		431,704

Total Unaffiliated Investment Companies (Cost $771,535,723)		808,654,072

TOTAL VALUE OF SECURITIES–100.08% (Cost $796,217,809)	833,863,061
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(633,796)

NET ASSETS APPLICABLE TO 67,946,493 SHARES OUTSTANDING–100.00%	$833,229,265

²	Class R-6 shares.

†	Non-income producing for the period.

Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–8

LVIP American Income Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–100.07%
Asset Allocation Fund–18.04%
²American Funds®– Capital Income Builder	597,669	$33,373,840

		33,373,840

Equity Funds–18.00%
²American Funds®–
† AMCAP Fund	352,081	9,213,961
American Mutual Fund	219,398	7,426,632
American Funds Insurance Series®–
Blue Chip Income & Growth Fund	441,991	5,577,925
Growth Fund	81,506	5,544,026
Growth-Income Fund	121,981	5,537,938

		33,300,482

Fixed Income Funds–54.11%
²American Funds®– Intermediate Bond Fund of America	1,245,471	16,726,680
American Funds Insurance Series®–
Bond Fund	5,728,342	61,293,262
High-Income Bond Fund	984,176	9,044,577
Mortgage Bond Fund	700,713	7,434,563
U.S. Government/AAA-Rated Securities Fund	452,836	5,578,945

		100,078,027

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–7.91%
American Funds Insurance Series®–
Global Growth Fund	139,238	$3,674,489
† Global Small Capitalization Fund	224,270	5,474,431
International Fund	303,062	5,479,355

		14,628,275

International Fixed Income Fund–2.00%
American Funds Insurance Series®– Global Bond Fund	336,448	3,704,297

		3,704,297

Money Market Fund–0.01%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	19,396	19,396

		19,396

Total Unaffiliated Investment Companies (Cost $182,123,505)		185,104,317

TOTAL VALUE OF SECURITIES–100.07% (Cost $182,123,505)	185,104,317
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(136,453)

NET ASSETS APPLICABLE TO 16,747,808 SHARES OUTSTANDING–100.00%	$ 184,967,864

²	Class R-6 shares.

†	Non-income producing for the period.

Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–9

LVIP American Allocation Funds

Statements of Assets and Liabilities

December 31, 2015

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
ASSETS:
Investments in affiliated investment companies, at value	$24,562,867	$25,208,989	$—
Investments in unaffiliated investment companies, at value	788,919,047	808,654,072	185,104,317
Dividends receivable from investment companies	145,627	119,544	59,516
Receivables for investment companies shares sold	117,308	—	—
Receivables for fund shares sold	84,689	259,612	—
Cash	—	5	3

TOTAL ASSETS	813,829,538	834,242,222	185,163,836

LIABILITIES:
Payables for fund shares redeemed	473,531	54,121	11,797
Due to manager and affiliates	372,175	386,526	84,557
Payable for investment companies shares purchased	139,451	551,246	78,911
Cash overdraft	123,466	—	—
Accrued expenses payable	20,859	21,064	20,707

TOTAL LIABILITIES	1,129,482	1,012,957	195,972

TOTAL NET ASSETS	$812,700,056	$833,229,265	$184,967,864

Investments in affiliated investment companies, at cost	$23,687,045	$24,682,086	$—
Investments in unaffiliated investment companies, at cost	$757,759,828	$771,535,723	$182,123,505

Standard Class :
Net Assets	$30,201,373	$13,884,413	$7,354,522
Shares Outstanding	2,539,485	1,132,013	665,730
Net Asset Value Per Share	$11.893	$12.265	$11.047

Service Class :
Net Assets	$782,498,683	$819,344,852	$177,613,342
Shares Outstanding	65,811,436	66,814,480	16,082,078
Net Asset Value Per Share	$11.890	$12.263	$11.044

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$753,033,952	$763,876,870	$178,469,421
Accumulated net realized gain on investments	27,631,063	31,707,143	3,517,631
Net unrealized appreciation of investments	32,035,041	37,645,252	2,980,812

Total net assets	$812,700,056	$833,229,265	$184,967,864

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–10

LVIP American Allocation Funds

Statements of Operations

Year Ended December 31, 2015

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$17,102,210	$17,248,402	$4,255,548
Dividends from affiliated investment companies	403,180	414,152	—

	17,505,390	17,662,554	4,255,548

EXPENSES:
Distribution expenses-Service Class	2,853,437	2,969,698	663,885
Management fees	2,115,901	2,161,768	494,326
Accounting and administration expenses	83,784	84,823	42,681
Professional fees	35,929	36,283	22,934
Reports and statements to shareholders	24,290	20,954	8,006
Trustees’ fees and expenses	20,142	20,428	4,857
Custodian fees	13,904	14,586	6,378
Consulting fees	4,178	4,189	1,857
Pricing fees	186	191	109
Other	11,001	10,683	2,780

	5,162,752	5,323,603	1,247,813
Less management fees waived	(423,180)	(432,354)	(98,865)

Total operating expenses	4,739,572	4,891,249	1,148,948

NET INVESTMENT INCOME	12,765,818	12,771,305	3,106,600

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	328,055	334,634	—
Distributions from unaffiliated investment companies	39,414,561	45,768,895	6,178,678
Sale of investments in affiliated investment companies	(14,858)	24,280	—
Sale of investments in unaffiliated investment companies	1,360,926	(364,269)	816,256

Net realized gain	41,088,684	45,763,540	6,994,934

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(171,666)	(224,142)	—
Investments in unaffiliated investment companies	(61,918,298)	(68,362,575)	(11,822,374)

Net change in unrealized appreciation (depreciation)	(62,089,964)	(68,586,717)	(11,822,374)

NET REALIZED AND UNREALIZED LOSS	(21,001,280)	(22,823,177)	(4,827,440)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,235,462)	$(10,051,872)	$(1,720,840)

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–11

LVIP American Allocation Funds

Statements of Changes in Net Assets

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,765,818	$14,870,946	$12,771,305	$14,730,631	$3,106,600	$3,907,439
Net realized gain	41,088,684	29,275,372	45,763,540	36,450,331	6,994,934	6,433,436
Net change in unrealized appreciation (depreciation)	(62,089,964)	(777,378)	(68,586,717)	(8,752,835)	(11,822,374)	1,653,313

Net increase (decrease) in net assets resulting from operations	(8,235,462)	43,368,940	(10,051,872)	42,428,127	(1,720,840)	11,994,188

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(895,481)	(702,925)	(406,752)	(350,144)	(232,766)	(205,763)
Service Class	(20,426,594)	(15,813,864)	(21,036,229)	(15,894,337)	(4,995,935)	(4,321,719)
Net realized gain:
Standard Class	(986,738)	(1,100,902)	(633,093)	(516,324)	(233,384)	(331,974)
Service Class	(26,357,700)	(29,653,599)	(33,644,518)	(26,654,950)	(5,249,158)	(9,028,444)

	(48,666,513)	(47,271,290)	(55,720,592)	(43,415,755)	(10,711,243)	(13,887,900)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,885,735	5,794,174	2,135,749	3,366,042	1,936,101	3,180,595
Service Class	96,801,578	99,274,107	88,812,884	100,803,730	32,205,129	28,530,024
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,882,219	1,803,827	1,039,845	866,468	466,150	537,737
Service Class	46,784,294	45,467,463	54,680,747	42,549,287	10,245,093	13,350,163

	151,353,826	152,339,571	146,669,225	147,585,527	44,852,473	45,598,519

Cost of shares redeemed:
Standard Class	(6,390,843)	(5,864,963)	(3,871,217)	(3,404,618)	(2,891,513)	(1,652,339)
Service Class	(125,346,513)	(100,528,117)	(104,933,095)	(80,219,163)	(56,512,008)	(44,635,262)

	(131,737,356)	(106,393,080)	(108,804,312)	(83,623,781)	(59,403,521)	(46,287,601)

Increase (decrease) in net assets derived from capital share transactions	19,616,470	45,946,491	37,864,913	63,961,746	(14,551,048)	(689,082)

NET INCREASE (DECREASE) IN NET ASSETS	(37,285,505)	42,044,141	(27,907,551)	62,974,118	(26,983,131)	(2,582,794)
NET ASSETS:
Beginning of year	849,985,561	807,941,420	861,136,816	798,162,698	211,950,995	214,533,789

End of year	$812,700,056	$849,985,561	$833,229,265	$861,136,816	$184,967,864	$211,950,995

Undistributed net investment income	$—	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Standard Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.768	$12.820	$11.416	$10.545	$10.659

Income (loss) from investment operations:
Net investment income[1]	0.237	0.279	0.246	0.270	0.336
Net realized and unrealized gain (loss)	(0.328)	0.453	1.463	0.947	(0.369)

Total from investment operations	(0.091)	0.732	1.709	1.217	(0.033)

Less dividends and distributions from:
Net investment income	(0.363)	(0.297)	(0.257)	(0.337)	(0.081)
Net realized gain	(0.421)	(0.487)	(0.048)	(0.009)	— [2]

Total dividends and distributions	(0.784)	(0.784)	(0.305)	(0.346)	(0.081)

Net asset value, end of period	$11.893	$12.768	$12.820	$11.416	$10.545

Total return[3]	(0.68% )	5.74%	14.98%	11.58%	(0.30% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,201	$30,939	$29,314	$17,492	$10,124
Ratio of expenses to average net assets[4]	0.22%	0.22%	0.22%	0.20%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.27%	0.28%	0.28%	0.30%
Ratio of net investment income to average net assets	1.85%	2.13%	2.01%	2.40%	3.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.80%	2.08%	1.95%	2.32%	3.08%
Portfolio turnover	25%	19%	49%	24%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain on investments distributions of $6 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–13

LVIP American Balanced Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Balanced Allocation Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.765	$12.818	$11.416	$10.549	$10.644

Income (loss) from investment operations:
Net investment income[1]	0.192	0.233	0.202	0.231	0.298
Net realized and unrealized gain (loss)	(0.328)	0.452	1.462	0.945	(0.366)

Total from investment operations	(0.136)	0.685	1.664	1.176	(0.068)

Less dividends and distributions from:
Net investment income	(0.318)	(0.251)	(0.214)	(0.300)	(0.027)
Net realized gain	(0.421)	(0.487)	(0.048)	(0.009)	— [2]

Total dividends and distributions	(0.739)	(0.738)	(0.262)	(0.309)	(0.027)

Net asset value, end of period	$11.890	$12.765	$12.818	$11.416	$10.549

Total return[3]	(1.03% )	5.37%	14.59%	11.18%	(0.64% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$782,499	$819,047	$778,627	$685,676	$459,835
Ratio of expenses to average net assets[4]	0.57%	0.57%	0.57%	0.55%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.62%	0.62%	0.63%	0.63%	0.65%
Ratio of net investment income to average net assets	1.50%	1.78%	1.66%	2.05%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.45%	1.73%	1.60%	1.97%	2.73%
Portfolio turnover	25%	19%	49%	24%	33%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain on investments distributions of $285 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Standard Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.298	$13.297	$11.526	$10.485	$10.763

Income (loss) from investment operations:
Net investment income[1]	0.243	0.287	0.247	0.253	0.335
Net realized and unrealized gain (loss)	(0.369)	0.459	1.820	1.120	(0.536)

Total from investment operations	(0.126)	0.746	2.067	1.373	(0.201)

Less dividends and distributions from:
Net investment income	(0.370)	(0.303)	(0.247)	(0.327)	(0.077)
Net realized gain	(0.537)	(0.442)	(0.049)	(0.005)	— [2]

Total dividends and distributions	(0.907)	(0.745)	(0.296)	(0.332)	(0.077)

Net asset value, end of period	$12.265	$13.298	$13.297	$11.526	$10.485

Total return[3]	(0.89% )	5.63%	17.94%	13.15%	(1.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,884	$15,753	$14,903	$10,649	$8,324
Ratio of expenses to average net assets[4]	0.22%	0.22%	0.22%	0.21%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.27%	0.28%	0.29%	0.30%
Ratio of net investment income to average net assets	1.82%	2.11%	1.97%	2.25%	3.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	2.06%	1.91%	2.17%	3.07%
Portfolio turnover	23%	19%	42%	18%	26%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain on investments distributions of $4 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–15

LVIP American Growth Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Allocation Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.295	$13.295	$11.527	$10.490	$10.749

Income (loss) from investment operations:
Net investment income[1]	0.196	0.239	0.202	0.214	0.297
Net realized and unrealized gain (loss)	(0.368)	0.458	1.818	1.118	(0.534)

Total from investment operations	(0.172)	0.697	2.020	1.332	(0.237)

Less dividends and distributions from:
Net investment income	(0.323)	(0.255)	(0.203)	(0.290)	(0.022)
Net realized gain	(0.537)	(0.442)	(0.049)	(0.005)	— [2]

Total dividends and distributions	(0.860)	(0.697)	(0.252)	(0.295)	(0.022)

Net asset value, end of period	$12.263	$13.295	$13.295	$11.527	$10.490

Total return[3]	(1.23% )	5.26%	17.53%	12.74%	(2.20% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$819,345	$845,384	$783,260	$642,165	$450,352
Ratio of expenses to average net assets[4]	0.57%	0.57%	0.57%	0.56%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.62%	0.62%	0.63%	0.64%	0.65%
Ratio of net investment income to average net assets	1.47%	1.76%	1.62%	1.90%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.71%	1.56%	1.82%	2.72%
Portfolio turnover	23%	19%	42%	18%	26%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain on investments distributions of $305 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–16

LVIP American Income Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Standard Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.827	$11.937	$11.208	$10.660	$10.440

Income (loss) from investment operations:
Net investment income[1]	0.226	0.266	0.231	0.286	0.347
Net realized and unrealized gain (loss)	(0.310)	0.469	0.771	0.635	(0.049)

Total from investment operations	(0.084)	0.735	1.002	0.921	0.298

Less dividends and distributions from:
Net investment income	(0.361)	(0.300)	(0.254)	(0.365)	(0.078)
Net realized gain	(0.335)	(0.545)	(0.019)	(0.008)	— [2]

Total dividends and distributions	(0.696)	(0.845)	(0.273)	(0.373)	(0.078)

Net asset value, end of period	$11.047	$11.827	$11.937	$11.208	$10.660

Total return[3]	(0.70% )	6.20%	8.95%	8.66%	2.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,355	$8,346	$6,351	$5,799	$2,963
Ratio of expenses to average net assets[4]	0.25%	0.24%	0.25%	0.23%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.29%	0.30%	0.31%	0.38%
Ratio of net investment income to average net assets	1.91%	2.17%	1.97%	2.56%	3.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	2.12%	1.92%	2.48%	3.16%
Portfolio turnover	31%	22%	61%	30%	41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain on investments distributions of $5 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–17

LVIP American Income Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Income Allocation Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.823	$11.934	$11.207	$10.663	$10.426

Income (loss) from investment operations:
Net investment income[1]	0.184	0.223	0.190	0.247	0.309
Net realized and unrealized gain (loss)	(0.308)	0.468	0.769	0.633	(0.048)

Total from investment operations	(0.124)	0.691	0.959	0.880	0.261

Less dividends and distributions from:
Net investment income	(0.320)	(0.257)	(0.213)	(0.328)	(0.024)
Net realized gain	(0.335)	(0.545)	(0.019)	(0.008)	— [2]

Total dividends and distributions	(0.655)	(0.802)	(0.232)	(0.336)	(0.024)

Net asset value, end of period	$11.044	$11.823	$11.934	$11.207	$10.663

Total return[3]	(1.04% )	5.84%	8.57%	8.27%	2.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$177,613	$203,605	$208,183	$195,751	$130,850
Ratio of expenses to average net assets[4]	0.60%	0.59%	0.60%	0.58%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.65%	0.64%	0.65%	0.66%	0.73%
Ratio of net investment income to average net assets	1.56%	1.82%	1.62%	2.21%	2.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	1.77%	1.57%	2.13%	2.81%
Portfolio turnover	31%	22%	61%	30%	41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain on investments distributions of $239 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Allocation Funds–18

LVIP American Allocation Funds

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are non-diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York. The Lincoln Life (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S.generally accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on each Funds’ federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2015 the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP American Allocation Funds–19

LVIP American Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the average daily net assets of each Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$36,606	$37,307	$8,628
Legal	10,202	10,399	2,403

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Trading operation	$6,410	$6,541	$1,510

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$14,601	$10,975	$3,534

The Funds offer Standard Class and Service Class shares. Pursuant to their distribution and service plan, the Funds are authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or other, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Funds had liabilities payable to affiliates as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$138,607	$142,200	$31,546
Distribution fees payable to LFD	233,568	244,326	53,011

LVIP American Allocation Funds–20

LVIP American Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investment companies, for purposes of the 1940 Act are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Funds held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds or ETFs).

LVIP American Balanced Allocation Fund

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
American Funds Insurance Series - Mortgage Bond Fund	$34,418,263	$2,527,897	$12,196,769	$(14,858)	$24,562,867	$403,180	$328,055

LVIP American Growth Allocation Fund

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
American Funds Insurance Series - Mortgage Bond Fund	$26,240,508	$2,979,682	$3,811,340	$24,280	$25,208,989	$414,152	$334,634

3. Investments

For the year ended December 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$234,025,098	$242,067,784	$60,594,549
Sales	210,321,183	201,296,334	76,599,514

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows;

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$788,091,219	$803,372,868	$183,931,895

Aggregate unrealized appreciation	$ 44,260,852	$ 49,220,489	$ 6,837,031
Aggregate unrealized depreciation	(18,870,157)	(18,730,296)	(5,664,609)

Net unrealized appreciation	$ 25,390,695	$ 30,490,193	$ 1,172,422

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default

LVIP American Allocation Funds–21

LVIP American Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investment Companies	$813,481,914	$833,863,061	$185,104,317

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2015
Ordinary income	$17,499,963	$16,851,652	$ 4,485,971
Long-term capital gains	31,166,550	38,868,940	6,225,272

Total	$48,666,513	$55,720,592	$10,711,243

Year ended December 31, 2014
Ordinary income	$17,230,370	$17,190,975	$ 5,656,835
Long-term capital gains	30,040,920	26,224,780	8,231,065

Total	$47,271,290	$43,415,755	$13,887,900

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Shares of beneficial interest	$753,033,952	$763,876,870	$178,469,421
Undistributed long-term capital gains	34,275,409	38,862,202	5,326,021
Net unrealized appreciation	25,390,695	30,490,193	1,172,422

Net assets	$812,700,056	$833,229,265	$184,967,864

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Funds recorded the following reclassifications:

	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed net investment income	$ 8,556,257	$ 8,671,676	$ 2,122,101
Accumulated net realized gain	(8,556,257)	(8,671,676)	(2,122,101)

LVIP American Allocation Funds–22

LVIP American Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	459,608	443,892	156,913	249,695	163,182	263,044
Service Class	7,549,078	7,585,389	6,650,622	7,402,788	2,719,562	2,329,552
Shares issued upon reinvestment of dividends and distributions:
Standard Class	156,629	139,859	84,022	64,461	41,638	45,040
Service Class	3,898,131	3,530,423	4,426,340	3,169,954	916,408	1,119,600

	12,063,446	11,699,563	11,317,897	10,886,898	3,840,790	3,757,236

Shares redeemed:
Standard Class	(499,828)	(447,269)	(293,483)	(250,432)	(244,732)	(134,502)
Service Class	(9,799,926)	(7,696,961)	(7,849,766)	(5,901,214)	(4,774,784)	(3,672,533)

	(10,299,754)	(8,144,230)	(8,143,249)	(6,151,646)	(5,019,516)	(3,807,035)

Net increase (decrease)	1,763,692	3,555,333	3,174,648	4,735,252	(1,178,726)	(49,799)

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Allocation Funds–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (three of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP American Allocation Funds–24

LVIP American Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP American Balanced Allocation Fund	64.04%	35.96%	100.00%
LVIP American Growth Allocation Fund	69.76%	30.24%	100.00%
LVIP American Income Allocation Fund	58.12%	41.88%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year and three year periods, as applicable, ended March 31, 2015. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP American Balanced Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Balanced Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year and three year periods. The Board considered LIAC’s view that underperformance relative to the benchmark was due to the Fund’s global bias. The Board noted LIAC’s statement that it remained confident with the Fund’s investment team and style.

The Board reviewed the LVIP American Growth Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three year period.

LVIP American Allocation Funds–25

LVIP American Allocation Funds

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreements (continued)

The Board reviewed the LVIP American Income Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Income Allocation Composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period and the same as the median return of the Morningstar peer group and below the benchmark index for the three year period.

The Board concluded that the services provided by LIAC with respect to the Funds were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, taking into account each Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category for each Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016 for each of the Funds. The Board noted that the investment management fee, without giving effect to the advisory fee waiver, for each Fund, was higher than the median investment management fee of each Fund’s respective Morningstar peer group, and giving effect to the advisory fee waiver, was the same as or within the range of the respective Morningstar peer group for each Fund. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Allocation Funds–29

LVIP American Century VP Mid Cap Value Managed Volatility Fund

(formerly LVIP American Century VP Mid Cap Value RPM Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP American Century VP Mid Cap Value

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century VP Mid Cap Value Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (3.91%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark the Russell Midcap® Value Index1, returned (4.78%) for the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. The Fund invests predominantly in large and mid-cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed control the overall level of volatility in the funds’ net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015, a year which saw mixed U.S. equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

American Century VP Mid Cap Value Fund 2015 Annual Commentary (“Underlying Fund”)

•	The Underlying Fund invests in high-quality, mid-sized companies temporarily selling at a discount.

•	The Underlying Fund is managed by American Century Investments’ team of Value discipline portfolio managers.

•

The Underlying Fund seeks long-term capital growth (income is a secondary objective) by investing in stocks of mid-sized companies that are believed to be undervalued. The Underlying Fund seeks higher returns, lower volatility, and attractive yields with consistent mid-cap value exposure.

Drivers of Fund Performance

•

Outperformance was primarily due to security selection. Selection among consumer staples companies, as well as an overweight position, contributed most to relative results. The portfolio also benefited from security selection in the utilities sector. Although an overweight in energy diminished performance, the portfolio’s mix of stocks added substantially to result.

•	Within consumer staples, the portfolio’s overweight position in the food product industry was advantageous. A notable contributor was snack company Mondelez International, a portfolio-only investment.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–1

LVIP American Century VP Mid Cap Value Managed Volatility Fund

2015 Annual Report Commentary (continued)

The company, which topped earnings expectations and raised margins, indicated a willingness to be acquired and had an activist investor promoting the stock. Among food and staples retailers, Sysco, a large distributor of food and related products, benefited from improving restaurant sales and the addition of an activist investor to its board.

•

Security selection in the energy sector bolstered results, as the portfolio did not own some of the sector’s steepest decliners. However, its gains were limited by its overweight position. A key contribution was made by Cameron International, a global provider of pressure control, processing, flow control, and compression systems. Its stock rose on news that oilfield-services provider Schlumberger had agreed to acquire it at a healthy premium. On the other hand, declining oil and natural gas prices weighed on a number of the portfolio’s holdings.

•

The industrials sector provided notable contributor Republic Services. The waste management company recorded strong gains as it continued to execute well and has minimal exposure to emerging markets and foreign currency issues. However, transportation positions declined amid weaker volumes and increased labor costs. Security selection in information technology detracted from relative returns. In addition, the portfolio was hampered by an underweight position and selection in the financials sector, especially in its underweight to REITs. Semiconductors and semiconductor equipment holdings also detracted amid weakness in the PC-build segment.

•	The portfolio management team uses a bottom-up security selection process based on valuation and fundamental analysis.

Growth of $10,000 invested 1/2/14 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century VP Mid Cap Value Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,971 for the Standard Class shares and to $10,895 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $10,927. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	3.91%
Inception (1/2/14)	+	4.75%
Service Class Shares
One Year	–	4.24%
Inception (1/2/14)	+	4.39%

1.	The Russell Midcap® Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth value.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–2

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$962.00	0.00%	$—
Service Class Shares	1,000.00	960.20	0.35%	1.73
Hypothetical (5% return before expenses)*
Standard Class Shares	$1,000.00	$1,025.21	0.00%	$—
Service Class Shares	1,000.00	1,023.44	0.35%	1.79

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–3

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	93.11%
Equity Fund	93.11%
Unaffiliated Investment Company	6.53%
Money Market Fund	6.53%
Total Value of Securities	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%

LVIP American Century VP Mid Cap Value Managed Volatility Fund–4

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–93.11%
Equity Fund–93.11%
*American Century VP Mid Cap Value Fund	8,083,866	$148,662,301

Total Affiliated Investment Company (Cost $152,712,867)		148,662,301

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–6.53%
Money Market Fund–6.53%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	10,431,607	$10,431,607

Total Unaffiliated Investment Company (Cost $10,431,607)		10,431,607

TOTAL VALUE OF SECURITIES–99.64% (Cost $163,144,474)	159,093,908
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	577,491

NET ASSETS APPLICABLE TO 14,912,087 SHARES OUTSTANDING–100.00%	$159,671,399

*	Class I shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1) British Pound Currency	$ (93,028)	$(92,087)	3/15/16	$941
(5) E-mini Russell 2000 Index	(560,373)	(565,750)	3/19/16	(5,377)
(37) E-mini S&P 500 Index	(3,714,613)	(3,765,490)	3/19/16	(50,877)
(18) E-mini S&P MidCap 400 Index	(2,471,346)	(2,508,300)	3/19/16	(36,954)
(2) Euro Currency	(274,944)	(272,150)	3/15/16	2,794
(5) Euro STOXX 50 Index	(176,199)	(178,327)	3/21/16	(2,128)
(1) FTSE 100 Index	(88,927)	(91,374)	3/21/16	(2,446)
(2) Japanese Yen Currency	(207,206)	(208,313)	3/15/16	(1,107)
(1) Nikkei 225 Index (OSE)	(157,150)	(158,320)	3/11/16	(1,170)

				$(96,324)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–5

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$148,662,301
Investments in unaffiliated investment companies, at value	10,431,607
Cash collateral held at broker for futures contracts	630,478
Receivables for fund shares sold	421,512
Expense reimbursement from Lincoln Investment Advisors Corporation	14,860
Dividends receivable from investment companies	89

TOTAL ASSETS	160,160,847

LIABILITIES:
Payable for investment companies purchased	132,656
Foreign currencies collateral due to broker for futures contracts	107,140
Net unrealized depreciation on futures contracts	96,324
Payables for fund shares redeemed	82,879
Due to manager and affiliates	46,994
Accrued expenses payable	23,455

TOTAL LIABILITIES	489,448

TOTAL NET ASSETS	$159,671,399

Investments in affiliated investment companies, at cost	$152,712,867
Investments in unaffiliated investment companies, at cost	10,431,607

Standard Class:
Net Assets	$10,970
Shares Outstanding	1,025
Net Asset Value Per Share	$10.706 *

Service Class:
Net Assets	$159,660,429
Shares Outstanding	14,911,062
Net Asset Value Per Share	$10.708

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$164,818,892
Undistributed net investment income	476,453
Accumulated net realized loss on investments	(1,477,056)
Net unrealized depreciation of investments and derivatives	(4,146,890)

Total net assets	$159,671,399

*	NAV per share does not recalculate exactly, due to rounding.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–6

LVIP American Century VP Mid Cap Value	LVIP American Century VP Mid Cap Value
Managed Volatility Fund	Managed Volatility Fund
Statement of Operations	Statements of Changes in Net Assets
Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment companies	$2,023,642
Dividends from unaffiliated investment companies	854

2,024,496

EXPENSES:
Management fees	965,222
Distribution fees-Service Class	450,397
Accounting and administration expenses	82,593
Professional fees	21,132
Reports and statements to shareholders	11,746
Consulting fees	3,601
Custodian fees	2,864
Trustees’ fees and expenses	2,389
Pricing fees	203
Other	292

1,540,439
Less management fees waived	(965,222)
Less expenses reimbursed	(124,820)

Total operating expenses	450,397

NET INVESTMENT INCOME	1,574,099

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	4,735,997
Sale of investments in affiliated investment companies	(879,677)
Foreign currencies	648
Futures contracts	(3,382,273)

Net realized gain	474,695

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(8,262,930)
Futures contracts	29,400

Net change in unrealized appreciation (depreciation)	(8,233,530)

NET REALIZED AND UNREALIZED LOSS	(7,758,835)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,184,736)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended 12/31/15	1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,574,099	$238,459
Net realized gain (loss)	474,695	(571,211)
Net change in unrealized appreciation (depreciation)	(8,233,530)	4,086,640

Net increase (decrease) in net assets resulting from operations	(6,184,736)	3,753,888

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(202)	(68)
Service Class	(2,371,619)	(220,073)

	(2,371,821)	(220,141)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	100,001
Service Class	113,689,139	91,017,677
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	202	68
Service Class	2,371,619	220,073

	116,060,960	91,337,819

Cost of shares redeemed:
Standard Class	—	(98,163)
Service Class	(35,964,730)	(6,641,677)

	(35,964,730)	(6,739,840)

Increase in net assets derived from capital share transactions	80,096,230	84,597,979

NET INCREASE IN NET ASSETS	71,539,673	88,131,726
NET ASSETS:
Beginning of year	88,131,726	—

End of year	$159,671,399	$88,131,726

Undistributed net investment income	$476,453	$—

*Date of commencement of operations

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–7

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Century VP Mid Cap Value Managed Volatility Fund
	Standard Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14

Net asset value, beginning of period	$ 11.348	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.177	0.116
Net realized and unrealized gain (loss)	(0.618)	1.300
Total from investment operations	(0.441)	1.416

Less dividends and distributions from:
Net investment income	(0.201)	(0.068)
Total dividends and distributions	(0.201)	(0.068)

Net asset value, end of period	$ 10.706	$ 11.348

Total return[3]	(3.91%)	14.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 11	$ 12
Ratio of expenses to average net assets[4]	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.85%	0.95%
Ratio of net investment income to average net assets	1.57%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.72%	0.16%
Portfolio turnover	15%	7%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–8

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Century VP Mid Cap Value Managed Volatility
	Service Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14

Net asset value, beginning of period	$ 11.349	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.137	0.084
Net realized and unrealized gain (loss)	(0.616)	1.293
Total from investment operations	(0.479)	1.377

Less dividends and distributions from:
Net investment income	(0.162)	(0.028)
Total dividends and distributions	(0.162)	(0.028)

Net asset value, end of period	$ 10.708	$ 11.349

Total return[3]	(4.24%)	13.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 159,660	$ 88,120
Ratio of expenses to average net assets[4]	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	1.20%	1.30%
Ratio of net investment income to average net assets	1.22%	0.76%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed and expense paid indirectly	0.37%	(0.19%)
Portfolio turnover	15%	7%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–9

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century VP Mid Cap Value Managed Volatility Fund (formerly LVIP American Century VP Mid Cap Value RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the American Century VP Mid Cap Value Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The American Century VP Mid Cap Value Fund, which is advised by an unaffiliated adviser, invests at least 80% of its assets in medium size companies. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all the open tax years (December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP American Century VP Mid Cap Value Managed Volatility Fund–10

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.75% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the average daily net assets for the Standard Class and 0.35% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for the administrative and legal services were as follows:

Administrative	$5,220
Legal	1,468

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $7,245 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,431 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$14,860
Distribution fees payable to LFD	46,994

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 100% of the Standard Class shares of the Fund.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–11

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
American Century VP Mid Cap Value Fund	$82,547,894	$93,125,321	$17,868,307	$(879,677)	$148,662,301	$2,023,642	$4,735,997

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$93,125,321
Sales	17,868,307

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$164,086,944

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(4,993,036)

Net unrealized depreciation	$(4,993,036)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$159,093,908

Futures Contracts	$(96,324)

There were no Level 3 investments at the end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–12

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period January 2, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	1/2/14* to 12/31/14
Ordinary income	$2,371,821	$220,141

*	Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$164,818,892
Undistributed ordinary income	476,453
Capital loss carryforward	(629,740)
Net unrealized depreciation	(4,994,206)

Net assets	$159,671,399

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,274,175	$(1,274,175)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term
$629,740

LVIP American Century VP Mid Cap Value Managed Volatility Fund–13

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	1/2/14* to 12/31/14
Shares sold:
Standard Class	—	10,000
Service Class	10,108,574	8,361,158
Shares issued upon reinvestment of dividends and distributions:
Standard Class	19	6
Service Class	219,798	19,187

	10,328,391	8,390,351

Shares redeemed:
Standard Class	—	(9,000)
Service Class	(3,181,636)	(616,019)

	(3,181,636)	(625,019)

Net increase	7,146,755	7,765,332

*	Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$3,735	Net unrealized depreciation on futures contracts	$(1,107)
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	—	Net unrealized depreciation on futures contracts	(98,952)

Total		$3,735		$(100,059)

LVIP American Century VP Mid Cap Value Managed Volatility Fund–14

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (15,000)	$ 2,627
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,367,273)	26,773
Total		$(3,382,273)	$29,400

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (Average notional value)	$5,265,185	$5,618,682

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Century VP Mid Cap Value Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP American Century VP Mid Cap Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Century VP Mid Cap Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP American Century VP Mid Cap Value Managed Volatility Fund–16

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the period as follows:

(A)
Ordinary
Income
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–17

LVIP American Century VP Mid Cap Value Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Mid Core Value funds category and the Russell 2000 Daily Volatility Control 12% Total Return Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP American Century VP Mid Cap Value Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP American Century VP Mid Cap Value Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Century VP Mid Cap Value Managed Volatility Fund–21

LVIP American Funds

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP American Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 6.57% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI All Country World Index (net dividends)*, returned (2.36%). The LVIP American Global Growth Fund invests all of its assets in Class I shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

U.S. growth has been the strongest anchor in the global economy, whereas China has slowed as it shifts from industrialization to consumption. Meanwhile, Europe and Japan appear to be at the start of economic recoveries. This bodes well for emerging markets, which have been struggling.

Strong selection within consumer discretionary holdings boosted fund results, led by Home Depot, and Internet retailing giant, Amazon. Health care stocks were also large contributors, highlighted by Denmark’s Novo Nordisk, also U.S.-based biopharmaceutical company, Regeneron Pharmaceuticals, which has demonstrated a record of strong sales for medication that treats blindness-causing retinal conditions. Information technology stocks also buoyed returns, most notably Japanese electronics and video game company, Nintendo.

Stocks of companies domiciled in the U.S., Denmark and Japan were additive to results, while stocks based in The Netherlands and Germany lagged.

Earnings may not grow as fast in the U.S. because profit margins are currently at high levels. In contrast, European and Japanese stocks have anticipated a recovery, but earnings have been disappointing. As a result, the exciting opportunities we see are actually individual companies that can benefit from being in that part of the market where there is earnings growth from companies that offer high-quality, branded products.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,294. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $16,706. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Service Class II Shares
One Year	+	6.57%
Five Years	+	9.13%
Inception (7/1/10)	+	12.68%

*

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund

2015 Annual Report Commentary (continued)

Advised by:

The Fund returned (0.15%) (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)*, returned (1.04%). The LVIP American Global Small Capitalization Fund invests all of its assets in Class I shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

There continues to be improvement in the U.S. economy but a patchy economic picture around the world. There is absolute growth globally, but it is unsteady and in some areas intermittent. Japan is back in recession, and China is in the midst of an economic slowdown. Emerging markets dependent on commodities struggled.

Strong stock selection in health care and consumer discretionary stocks boosted results. Synageva BioPharma and Ultragenyx Pharmaceutical led health care stocks. Netflix more than doubled over the year, and German online retailer zooplus lifted consumer discretionary holdings. Energy stocks detracted on an absolute and relative basis. The Underlying Fund was underweight in the U.S. compared to the index, but overcame that with strong stock selection. Companies domiciled in the U.K. and the Philippines lagged.

We enter 2016 with an uncertain equity market. In the biotechnology industry, it will be a year of milestones and benchmarks that are meaningful to some significant companies: FDA determinations, important clinical studies and the commercialization of drugs dot the calendar. The U.S. will likely remain as a relatively strong performer around the world, and Europe could continue to struggle to find sustained economic growth. The Underlying Fund’s portfolio managers remain constructive about the Asian markets. There will be winners and losers, and we believe our global research capabilities can help us identify attractive long-term investment opportunities.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,812. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,766. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Service Class II Shares
One Year	–	0.15%
Five Years	+	4.23%
Inception (7/1/10)	+	8.68%

*

The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.

LVIP American Funds–2

LVIP American Growth Fund

2015 Annual Report Commentary (continued)

Advised by:

The Fund returned 6.47% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index*, returned 1.38%. The LVIP American Growth Fund invests all of its assets in Class I shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

The U.S. economy continued to show modest improvement, but compared to the major economies around the world, was a clear leader in its growth. China’s economy experienced a slowdown, and most of the euro-zone countries had little or no economic growth. The U.S. consumer and retail economy outpaced the industrial economy for the year.

The Underlying Fund’s strong results against the S&P 500® were largely brought about by strong stock selection within consumer discretionary holdings, most notably Amazon and Home Depot. The health care sector has continued to be an important area for the Underlying Fund with solid appreciation in companies such as American pharmaceutical company, Incyte, U.S.-based biotechnology firm, Regeneron Pharmaceuticals, and Hologic, a developer, manufacturer and supplier of diagnostic and medical imaging systems within women’s health.

While the Underlying Fund has reduced its exposure to energy and materials, those two sectors still were a drag on results. With the U.S. dollar remaining very strong, the Underlying Fund was impacted a bit by modest investments made outside the U.S.

The portfolio managers are keeping a close watch on the U.S. economy. Credit issues are a concern. The debt of many energy-related companies will hamper some financial institutions, and the drop in oil prices is likely to have some impact on the overall economy. That said, the general corporate business environment seems fine, with overall balance sheets in good shape, and we believe the U.S. market will likely continue to be one of the strongest in 2016.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,022. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $22,057. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment		Ended 12/31/15
Service Class II Shares
One Year	+	6.47%
Five Years	+	10.81%
Inception (7/1/10)	+	14.45%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–3

LVIP American Growth-Income Fund

2015 Annual Report Commentary (continued)

Advised by:

The Fund returned 1.12% (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index*, returned 1.38%. The LVIP American Growth-Income Fund invests all of its assets in Class I shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

The U.S. economy slowly improved, yet at a less robust rate than investors might have hoped for in a normal post-recession recovery. The Federal Reserve raised interest rates by 25 basis points for the first time in seven years, setting the stage for gradually tightening monetary policy in the years ahead. Europe remains challenged by high debt levels in the euro zone and weak growth. China experienced an economic slowdown, which rattled global stock markets in August.

Consumer discretionary stocks led the way for the Underlying Fund as Amazon and Netflix each gained triple-digits for the year. Alphabet (formerly known as Google) was a strong stock within information technology as it continues to dominate Internet search, while Yahoo offset gains. Health care investments also did well, with Gilead Sciences contributing to results.

The industrial economy was weak as the price of oil and commodities dipped. Energy, industrials and materials were the three weakest sectors. Brazilian metals and mining corporation, Vale, was a top detractor.

Some signs of weakness in the U.S. economy have appeared, such as declining activity in the transportation and industrial sectors; and while this could be a seasonal disappointment, it could also be something more significant. However, should this eventually result in increased volatility, it can give the Underlying Fund’s portfolio managers an opportunity to invest in companies with more favorable valuations for the long term.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,809. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $22,057. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Service Class II Shares
One Year	+	1.12%
Five Years	+	11.16%
Inception (7/1/10)	+	14.24%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP American Funds–4

LVIP American International Fund

2015 Annual Report Commentary (continued)

Advised by:

The Fund returned (4.84%) (Service Class II shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI All Country World ex USA Index (net dividends)*, returned (5.66%). The LVIP American International Fund invests all of its assets in Class I shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.

China had a significant slowdown, and many commodity-dependent countries such as Malaysia, Indonesia and Brazil struggled. India held up better than most emerging markets as its economy is less dependent on commodities, however, infrastructure investments are key to sustaining that economy. The euro zone had slight improvement helped by actions of the European Central Bank (ECB), which continued to maintain accommodative monetary policies to spur growth. Countries on the periphery of Europe such as Ireland and Italy improved significantly, but there were growth concerns elsewhere in Europe. Domestically-oriented companies in Japan began to realize some pricing power after many years of deflation.

The Underlying Fund did well to avoid some of the worst-returning financials stocks. Consumer discretionary stocks lagged, held back most by Volkswagen. E-commerce and Internet related stocks generally did well, especially Tencent, a Chinese Internet, mobile, and telecommunications company. Stocks in companies domiciled in Canada and China helped relative results (the former because of a lower concentration), while holdings based in Hong Kong detracted, as did stocks of companies based in Japan because of a lower exposure than the index.

We begin the year from a fairly high base in terms of valuations, especially in the U.S. In Europe, there likely will be steady improvement as long as monetary standards stay loose. Stocks that offer continuing growth and sustainable yield are at a huge premium as investors continue to seek them out.

Capital Research and Management CompanySM

(Investment Adviser to the Master Fund)

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 7/1/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 7/1/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,904. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $13,122. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Service Class II Shares
One Year	–	4.84%
Five Years	+	2.39%
Inception (7/1/10)	+	6.17%

*

The MSCI All County World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global development and emerging markets, excluding the United States. The index consists of more than 40 developed- and emerging-market country indexes.

LVIP American Funds–5

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect for the LVIP American Global Small Capitalization Fund.

LVIP American Global Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Service Class II Shares	$1,000.00	$988.20	0.62%	$3.11
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.08	0.62%	$3.16

LVIP American Global Small Capitalization Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Service Class II Shares	$1,000.00	$866.70	0.65%	$3.06
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,021.93	0.65%	$3.31

LVIP American Growth Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Service Class II Shares	$1,000.00	$1,007.60	0.61%	$3.09
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.13	0.61%	$3.11

LVIP American Funds–6

LVIP American Funds

Disclosure

OF FUND EXPENSES (unaudited) (continued)

LVIP American Growth-Income Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Service Class II Shares	$1,000.00	$983.80	0.59%	$2.95
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.23	0.59%	$3.01

LVIP American International Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Service Class II Shares	$1,000.00	$904.10	0.61%	$2.93
Hypothetical (5% return before expenses)
Service Class II Shares	$1,000.00	$1,022.13	0.61%	$3.11

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Funds–7

LVIP American Global Growth Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
American Funds Insurance Series®– Global Growth Fund Class 1	4,583,215	$120,951,049

Total Investment Company (Cost $110,893,795)		120,951,049

TOTAL VALUE OF SECURITIES–100.06% (Cost $110,893,795)	120,951,049
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(73,603)

NET ASSETS APPLICABLE TO 7,072,318 SHARES OUTSTANDING–100.00%	$120,877,446

NET ASSET VALUE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($120,877,446 / 7,072,318 Shares)	$17.092

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$102,870,602
Accumulated net realized gain on investments	7,949,590
Net unrealized appreciation of investments	10,057,254

Total net assets	$120,877,446

«	Of this amount, $56,629 represents due to manager and affiliates, $11,820 payable for investment company purchased, and $39,081 payable for fund shares redeemed as of December 31, 2015.

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–8

LVIP American Global Small Capitalization Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.07%
International Equity Fund–100.07%
American Funds Insurance Series®–Global Small Capitalization Fund Class 1	2,933,557	$71,608,043

Total Investment Company (Cost $59,764,577)		71,608,043

TOTAL VALUE OF SECURITIES–100.07% (Cost $59,764,577)	71,608,043
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(48,692)

NET ASSETS APPLICABLE TO 4,636,898 SHARES OUTSTANDING–100.00%	$71,559,351

NET ASSET VALUE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($71,559,351 / 4,636,898 Shares)	$15.433

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$55,801,013
Accumulated net realized gain on investments	3,914,872
Net unrealized appreciation of investments	11,843,466

Total net assets	$71,559,351

«

Of this amount, $1,994 represents expense reimbursement receivable from Lincoln Investment Advisors Corporation, $33,366 due to manager and affiliates, $750 payable for investment company purchased, and $9,992 payable for fund shares redeemed as of December 31, 2015.

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–9

LVIP American Growth Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth Fund Class 1	4,935,299	$335,698,390

Total Investment Company (Cost $292,863,922)		335,698,390

TOTAL VALUE OF SECURITIES–100.05% (Cost $292,863,922)	335,698,390
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(175,121)

NET ASSETS APPLICABLE TO 17,046,842 SHARES OUTSTANDING–100.00%	$335,523,269

NET ASSET VALUE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($335,523,269 / 17,046,842 Shares)	$19.682

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$228,778,656
Accumulated net realized gain on investments.	63,910,145
Net unrealized appreciation of investments.	42,834,468

Total net assets	$335,523,269

«	Of this amount, $157,898 represents due to manager and affiliates and $252,511 payable for fund shares redeemed as of December 31, 2015.

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–10

LVIP American Growth-Income Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
American Funds Insurance Series®– Growth-Income Fund Class 1	6,290,840	$285,603,756

Total Investment Company (Cost $243,274,883)		285,603,756

TOTAL VALUE OF SECURITIES–100.05% (Cost $243,274,883)	285,603,756
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(151,393)

NET ASSETS APPLICABLE TO 14,998,418 SHARES OUTSTANDING–100.00%	$285,452,363

NET ASSET VALUE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($285,452,363 / 14,998,418 Shares)	$19.032

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$206,605,008
Accumulated net realized gain on investments	36,518,482
Net unrealized appreciation of investments	42,328,873

Total net assets	$285,452,363

«	Of this amount, $134,128 represents due to manager and affiliates and $124,694 payable for fund shares redeemed as of December 31, 2015.

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–11

LVIP American International Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
American Funds Insurance Series®– International Fund Class 1	7,978,233	$144,246,313

Total Investment Company (Cost $137,442,213)		144,246,313

TOTAL VALUE OF SECURITIES–100.06% (Cost $137,442,213)	144,246,313
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(84,793)

NET ASSETS APPLICABLE TO 10,992,366 SHARES OUTSTANDING–100.00%	$144,161,520

NET ASSET VALUE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($144,161,520 / 10,992,366 Shares)	$13.115

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$130,739,715
Accumulated net realized gain on investments	6,617,705
Net unrealized appreciation of investments	6,804,100

Total net assets	$144,161,520

«	Of this amount, $67,532 represents due to manager and affiliates and $9,727 payable for fund shares redeemed as of December 31, 2015.

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–12

LVIP American Funds

Statements of Operations

Year Ended December 31, 2015

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from investment companies	$1,520,884	$—	$2,878,250	$4,481,411	$2,683,439

EXPENSES:
Distribution fees-Service Class II	604,452	400,631	1,817,132	1,524,013	820,664
Accounting and administration expenses	35,905	33,977	48,231	45,340	38,277
Reports and statements to shareholders	18,488	23,981	99,090	24,096	20,575
Professional fees	17,144	16,414	21,574	20,508	17,954
Trustees’ fees and expenses	2,381	1,634	7,599	6,365	3,438
Consulting fees	1,770	1,748	1,927	1,894	1,808
Custodian fees	1,387	988	3,626	3,088	1,759
Pricing fees	94	100	122	121	108
Other	784	635	2,657	2,198	1,318

	682,405	480,108	2,001,958	1,627,623	905,901
Less expenses reimbursed	—	(6,636)	—	—	—

Total operating expenses	682,405	473,472	2,001,958	1,627,623	905,901

NET INVESTMENT INCOME (LOSS)	838,479	(473,472)	876,292	2,853,788	1,777,538

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	10,375,035	5,287,234	67,188,050	39,504,667	8,269,386
Sale of investments in investment companies	(808,320)	96,151	(1,789,250)	(1,553,027)	(198,691)

Net realized gain	9,566,715	5,383,385	65,398,800	37,951,640	8,070,695

Net change in unrealized appreciation (depreciation) of investment companies	(4,448,087)	(5,118,004)	(45,825,927)	(38,056,797)	(17,044,674)

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,118,628	265,381	19,572,873	(105,157)	(8,973,979)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,957,107	$(208,091)	$20,449,165	$2,748,631	$(7,196,441)

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–13

LVIP American Funds

Statements of Changes in Net Assets

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$838,479	$741,831	$(473,472)	$(210,200)	$876,292	$2,600,559
Net realized gain	9,566,715	8,095,662	5,383,385	376,695	65,398,800	13,999,647
Net change in unrealized appreciation (depreciation)	(4,448,087)	(6,935,816)	(5,118,004)	997,387	(45,825,927)	6,827,653

Net increase (decrease) in net assets resulting from operations	5,957,107	1,901,677	(208,091)	1,163,882	20,449,165	23,427,859

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(1,773,317)	(841,838)	(161,170)	—	(876,656)	(2,900,601)
Net realized gain:
Service Class II	(8,298,355)	(34,355)	(301,047)	(75,158)	(14,271,866)	(192,441)

	(10,071,672)	(876,193)	(462,217)	(75,158)	(15,148,522)	(3,093,042)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	40,685,282	24,457,447	16,133,783	11,874,080	48,703,189	47,384,331
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	10,071,672	876,193	462,217	75,158	15,148,522	3,093,042
Cost of shares redeemed:
Service Class II	(19,605,500)	(10,093,750)	(15,196,825)	(10,922,957)	(49,380,927)	(33,984,867)

Increase in net assets derived from capital share transactions	31,151,454	15,239,890	1,399,175	1,026,281	14,470,784	16,492,506

NET INCREASE IN NET ASSETS	27,036,889	16,265,374	728,867	2,115,005	19,771,427	36,827,323
NET ASSETS:
Beginning of year	93,840,557	77,575,183	70,830,484	68,715,479	315,751,842	278,924,519

End of year	$120,877,446	$93,840,557	$71,559,351	$70,830,484	$335,523,269	$315,751,842

Undistributed net investment income	$—	$—	$—	$—	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–14

LVIP American Funds

Statements of Changes in Net Assets (continued)

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,853,788	$2,442,783	$1,777,538	$1,579,290
Net realized gain (loss)	37,951,640	11,641,328	8,070,695	(48,286)
Net change in unrealized appreciation (depreciation)	(38,056,797)	9,953,494	(17,044,674)	(5,888,695)

Net increase (decrease) in net assets resulting from operations	2,748,631	24,037,605	(7,196,441)	(4,357,691)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Service Class II	(3,891,610)	(2,742,814)	(2,079,010)	(1,279,280)
Net realized gain:
Service Class II	(11,366,508)	(232,106)	(21,229)	(205,003)

	(15,258,118)	(2,974,920)	(2,100,239)	(1,484,283)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	53,215,403	41,075,756	22,408,818	22,069,399
Net asset value of shares issued upon reinvestment of dividends and distributions:
Service Class II	15,258,118	2,974,920	2,100,239	1,484,283
Cost of shares redeemed:
Service Class II	(32,746,756)	(33,088,237)	(16,055,471)	(15,436,729)

Increase in net assets derived from capital share transactions	35,726,765	10,962,439	8,453,586	8,116,953

NET INCREASE (DECREASE) IN NET ASSETS	23,217,278	32,025,124	(843,094)	2,274,979
NET ASSETS:
Beginning of year	262,235,085	230,209,961	145,004,614	142,729,635

End of year	$285,452,363	$262,235,085	$144,161,520	$145,004,614

Undistributed net investment income	$—	$—	$—	$300,010

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–15

LVIP American Global Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Growth Fund Service Class II Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$17.617	$17.456	$13.672	$11.301	$12.463

Income (loss) from investment operations:
Net investment income[1]	0.139	0.152	0.142	0.079	0.230
Net realized and unrealized gain (loss)	0.946	0.175	3.780	2.415	(1.384)

Total from investment operations	1.085	0.327	3.922	2.494	(1.154)

Less dividends and distributions from:
Net investment income	(0.255)	(0.159)	(0.138)	(0.118)	(0.008)
Net realized gain	(1.355)	(0.007)	—	—	— [2]
Return of capital	—	—	—	(0.005)	—

Total dividends and distributions	(1.610)	(0.166)	(0.138)	(0.123)	(0.008)

Net asset value, end of period	$17.092	$17.617	$17.456	$13.672	$11.301

Total return[3]	6.57%	1.87%	28.69%	22.11%	(9.26% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,877	$93,841	$77,575	$54,199	$34,433
Ratio of expenses to average net assets[4]	0.62%	0.64%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.62%	0.64%	0.68%	0.78%	0.95%
Ratio of net investment income to average net assets	0.76%	0.87%	0.93%	0.62%	1.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.76%	0.87%	0.90%	0.49%	1.63%
Portfolio turnover	8%	5%	9%	9%	3%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distributions of $157 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–16

LVIP American Global Small Capitalization Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.556	$15.314	$12.010	$10.298	$12.852

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.107)	(0.047)	0.031	0.112	0.129
Net realized and unrealized gain (loss)	0.086	0.306	3.306	1.712	(2.631)

Total from investment operations	(0.021)	0.259	3.337	1.824	(2.502)

Less dividends and distributions from:
Net investment income	(0.035)	—	(0.033)	(0.112)	(0.052)
Net realized gain	(0.067)	(0.017)	—	—	— [2]

Total dividends and distributions	(0.102)	(0.017)	(0.033)	(0.112)	(0.052)

Net asset value, end of period	$15.433	$15.556	$15.314	$12.010	$10.298

Total return[3]	(0.15% )	1.69%	27.79%	17.76%	(19.48% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$71,559	$70,830	$68,715	$53,497	$35,659
Ratio of expenses to average net assets[4]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.66%	0.67%	0.69%	0.78%	0.93%
Ratio of net investment income (loss) to average net assets	(0.65% )	(0.30% )	0.23%	0.98%	1.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.66% )	(0.32% )	0.19%	0.85%	0.84%
Portfolio turnover	14%	10%	12%	9%	4%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distributions of $200 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–17

LVIP American Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$19.398	$18.116	$14.048	$11.986	$12.580

Income (loss) from investment operations:
Net investment income[1]	0.053	0.165	0.095	0.065	0.081
Net realized and unrealized gain (loss)	1.158	1.309	4.070	2.026	(0.669)

Total from investment operations	1.211	1.474	4.165	2.091	(0.588)

Less dividends and distributions from:
Net investment income	(0.052)	(0.180)	(0.097)	(0.029)	(0.006)
Net realized gain	(0.875)	(0.012)	—	—	— [2]

Total dividends and distributions	(0.927)	(0.192)	(0.097)	(0.029)	(0.006)

Net asset value, end of period	$19.682	$19.398	$18.116	$14.048	$11.986

Total return[3]	6.47%	8.13%	29.65%	17.45%	(4.68% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$335,523	$315,752	$278,925	$211,217	$137,182
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.61%	0.61%	0.64%	0.68%
Ratio of net investment income to average net assets	0.27%	0.88%	0.60%	0.48%	0.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.27%	0.88%	0.60%	0.48%	0.62%
Portfolio turnover	8%	6%	9%	11%	2%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distributions of $114 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–18

LVIP American Growth-Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$19.921	$18.273	$13.864	$11.976	$12.261

Income (loss) from investment operations:
Net investment income[1]	0.206	0.191	0.169	0.187	0.288
Net realized and unrealized gain (loss)	(0.020)	1.686	4.408	1.852	(0.562)

Total from investment operations	0.186	1.877	4.577	2.039	(0.274)

Less dividends and distributions from:
Net investment income	(0.263)	(0.211)	(0.168)	(0.151)	(0.011)
Net realized gain	(0.812)	(0.018)	—	—	— [2]

Total dividends and distributions	(1.075)	(0.229)	(0.168)	(0.151)	(0.011)

Net asset value, end of period	$19.032	$19.921	$18.273	$13.864	$11.976

Total return[3]	1.12%	10.26%	33.02%	17.04%	(2.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$285,452	$262,235	$230,210	$169,256	$104,065
Ratio of expenses to average net assets[4]	0.59%	0.59%	0.61%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.59%	0.59%	0.61%	0.64%	0.71%
Ratio of net investment income to average net assets	1.03%	1.00%	1.05%	1.41%	2.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.03%	1.00%	1.05%	1.41%	2.33%
Portfolio turnover	6%	7%	9%	6%	1%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distributions of $72 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–19

LVIP American International Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American International Fund Service Class II
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.985	$14.566	$12.135	$10.577	$12.355

Income (loss) from investment operations:
Net investment income[1]	0.170	0.158	0.133	0.143	0.348
Net realized and unrealized gain (loss)	(0.846)	(0.594)	2.433	1.690	(2.118)

Total from investment operations	(0.676)	(0.436)	2.566	1.833	(1.770)

Less dividends and distributions from:
Net investment income	(0.192)	(0.125)	(0.135)	(0.264)	(0.008)
Net realized gain	(0.002)	(0.020)	—	—	— [2]
Return of capital	—	—	—	(0.011)	—

Total dividends and distributions	(0.194)	(0.145)	(0.135)	(0.275)	(0.008)

Net asset value, end of period	$13.115	$13.985	$14.566	$12.135	$10.577

Total return[3]	(4.84% )	(3.00% )	21.15%	17.45%	(14.32% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$144,162	$145,005	$142,730	$116,870	$74,703
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.63%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.61%	0.63%	0.67%	0.77%
Ratio of net investment income to average net assets	1.19%	1.08%	1.01%	1.25%	3.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.19%	1.08%	1.01%	1.23%	2.93%
Portfolio turnover	6%	6%	10%	8%	4%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distributions of $124 were made by the Fund’s Service Class II, which calculated to de minimus amounts of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Funds–20

LVIP American Funds

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments.

The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.

The investment objective of the LVIP American Growth Fund is growth of capital.

The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (NAV), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open tax years (December 31, 2012-December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expenses and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or tax penalties.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

LVIP American Funds–21

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees. To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%

The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2015, no advisory fees were charged to the Funds.

LIAC has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets. This agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC. Prior to May 1, 2015, LIAC had contractually agreed to reimburse the LVIP American Global Growth Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceeded 0.10% of the average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$4,562	$3,073	$14,079	$11,851	$6,398
Legal.	1,277	859	3,941	3,310	1,780

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees amounted as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$15,133	$21,018	$93,804	$19,245	$16,850

The Funds offer Service Class II shares. Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.55% of the average daily net assets of the Service Class II shares. The limitation can be adjusted only with the consent of the Board.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP American Funds–22

LVIP American Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2015, the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable from LIAC	$ —	$1,994	$ —	$ —	$ —
Distribution fees payable to LFD	56,629	33,366	157,898	134,128	67,532

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$40,912,013	$16,073,585	$93,731,131	$78,577,141	$25,094,634
Sales	8,594,121	10,310,180	26,319,957	15,725,776	8,682,294

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$112,385,767	$60,900,227	$296,164,273	$245,239,284	$139,176,401

Aggregate unrealized appreciation	$8,565,282	$10,707,816	$39,534,117	$40,364,472	$5,069,912
Aggregate unrealized depreciation	—	—	—	—	—

Net unrealized appreciation	$8,565,282	$10,707,816	$39,534,117	$40,364,472	$5,069,912

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP American Funds–23

LVIP American Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investment Companies	$120,951,049	$71,608,043	$335,698,389	$285,603,756	$144,246,313

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a material impact to the Funds. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years December 31, 2015 and 2014 was as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2015
Ordinary income	$1,842,535	$161,170	$1,244,713	$3,891,610	$2,100,239
Long-term capital gains	8,229,137	301,047	13,903,809	11,366,508	—

Total	$10,071,672	$462,217	$15,148,522	$15,258,118	$2,100,239

Year ended December 31, 2014
Ordinary income	$876,193	$35,226	$2,881,379	$2,697,916	$1,397,231
Long-term capital gains	—	39,932	211,663	277,004	87,052

Total	$876,193	$75,158	$3,093,042	$2,974,920	$1,484,283

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Shares of beneficial interest	$102,870,602	$55,801,013	$228,778,656	$206,605,008	$130,739,715
Undistributed ordinary income	242,596	106,595	217,563	632,905	81,996
Undistributed long-term capital gains	9,198,966	4,943,927	66,992,933	37,849,978	8,269,897
Net unrealized appreciation	8,565,282	10,707,816	39,534,117	40,364,472	5,069,912

Net assets	$120,877,446	$71,559,351	$335,523,269	$285,452,363	$144,161,520

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Funds recorded the following reclassifications:

	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed net investment income	$934,838	$634,642	$364	$1,037,822	$1,462
Accumulated net realized (gain)	(934,838)	(634,642)	(364)	(1,037,822)	(1,462)

LVIP American Funds–24

LVIP American Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Service Class II	2,212,632	1,409,826	972,921	761,097	2,428,562	2,537,013
Shares issued upon reinvestment of dividends and distributions:
Service Class II	607,878	49,440	29,347	4,860	803,148	158,570
Shares redeemed:
Service Class II	(1,075,014)	(576,581)	(918,600)	(699,867)	(2,462,747)	(1,814,201)

Net increase	1,745,496	882,685	83,668	66,090	768,963	881,382

	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Service Class II	2,654,757	2,140,839	1,575,929	1,524,231
Shares issued upon reinvestment of dividends and distributions:
Service Class II	820,291	148,270	159,274	105,145
Shares redeemed:
Service Class II	(1,640,637)	(1,723,205)	(1,111,548)	(1,059,339)

Net increase	1,834,411	565,904	623,655	570,037

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Funds–25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Funds

We have audited the accompanying statements of net assets of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (five of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP American Funds–26

LVIP American Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, each Fund reports distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP American Global Growth Fund	81.71%	18.29%	100.00%
LVIP American Global Small Capitalization Fund	65.13%	34.87%	100.00%
LVIP American Growth Fund	91.78%	8.22%	100.00%
LVIP American Growth-Income Fund	74.49%	25.51%	100.00%
LVIP American International Fund	0.00%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the LVIP American Global Growth Fund, the LVIP American Global Small Capitalization Fund, the LVIP American Growth Fund, the LVIP American Growth-Income Fund and the LVIP American International Fund (collectively, the “LVIP American Funds”) each invests all of its assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangement. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the Service II class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one and three year periods ended March 31, 2015. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

LVIP American Funds–27

LVIP American Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

The Board reviewed the LVIP American Global Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Stock funds category and the MSCI All Country World Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year and three year periods. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Global Small Capitalization Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Stock funds category and the MSCI All Country World Small Cap Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period, and that the Fund’s return was above the median return of the Morningstar peer group and below the benchmark index for the three year period. The Board considered American Funds’ reputation for good performance over full market cycles and LIAC’s statement that LIAC remained confident in the Fund’s investment strategy and the investment team. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500® Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year and three year periods. The Board noted LIAC’s view that underperformance of the underlying fund over the one year period was due to the Fund’s underweight position in the energy sector and security selection within that sector. The Board considered American Funds’ reputation for good performance over full market cycles and noted LIAC’s statement that it remained confident in the Fund’s investment strategy and the investment team. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Growth-Income Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500® Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year period and above the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered American Funds’ reputation for good performance over full market cycles and noted LIAC’s statement that it remained confident in the Fund’s investment strategy and the investment team. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American International Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI All Country World ex USA Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year and three year periods. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationship and had implemented an expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall, and noted that LIAC does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by the Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund

LVIP American Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP American Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP American Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Funds–31

LVIP American Global Allocation Managed Risk Funds (formerly LVIP Managed Risk American Allocation Target Risk Funds)

LVIP American Global Balanced Allocation Managed Risk Fund

(formerly LVIP Managed Risk American Balanced Allocation Fund)

LVIP American Global Growth Allocation Managed Risk Fund

(formerly LVIP Managed Risk American Growth Allocation Fund)

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP American Global Allocation Managed Risk Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds

2015 Annual Report Commentary (unaudited)

Managed by:

The LVIP American Global Balanced Allocation Managed Risk Fund returned (2.10%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Managed Risk American Balanced Allocation Composite1, returned 0.35%; and its broad-based benchmark indexes, the Wilshire 5000 Total Market IndexSM2, returned 0.67% and the Barclays Capital U.S. Aggregate Bond Index3 returned 0.55%.

The LVIP American Global Growth Allocation Managed Risk Fund returned (3.16%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Managed Risk American Growth Allocation Composite4, returned (0.08%); and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 0.67%.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index5 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index6, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index7 lost (0.81%) and the MSCI Emerging Markets NR Index8 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20 SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield9, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index posted total returns of 0.55% during the year.

The U.S. equity portion of the LVIP Managed Risk American Allocation Funds generally underperformed the equity portion of their respective composite benchmarks during 2015. Exposure to the American Funds® Capital Income Builder Fund® detracted from results relative to the Index. Positive contributors included the American Funds Insurance Series (“AFIS”) Growth-Income Fund.

The non-US Equity portion of the LVIP Managed Risk American Allocation Funds generally outperformed relative to their respective benchmarks during 2015. Exposure to American Funds® EuroPacific Growth and American Funds® New Perspective aided results.

The fixed income portion of the LVIP Managed Risk American Allocation Funds generally outperformed the fixed income portion of their respective composite benchmarks during 2015. Contributors to relative performance included AFIS® Mortgage Fund and AFIS® Govt/AAA Securities Fund. Detractors included AFIS® Global Bond Fund.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns and negative developed international equity and emerging market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Funds. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Funds’ relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Global Allocation Managed Risk Funds–1

LVIP American Global Allocation Managed Risk Funds

2015 Annual Report Commentary (continued)

LVIP American Global Balanced

Allocation Managed Risk Fund

Growth of $10,000 invested 3/16/12 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,893 for the Service Class shares and to $12,052 for the Standard Class shares. For comparison, look at how the Managed Risk American Balanced Allocation Composite, the Wilshire 5000 Total Market IndexSM and the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $12,533, $15,579 and $10,884, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	2.10%
Inception (3/16/12)	+	5.04%
Service Class Shares
One Year	–	2.45%
Inception (3/16/12)	+	4.67%

LVIP American Global Growth Allocation Managed Risk Fund

Growth of $10,000 invested 3/16/12 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 3/16/12 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,937 for the Service Class shares and to $12,094 for the Standard Class shares. For comparison, look at how the Managed Risk American Growth Allocation Composite and the Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have increased to $13,060 and $15,579, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	3.16%
Inception (3/16/12)	+	5.13%
Service Class Shares
One Year	–	3.49%
Inception (3/16/12)	+	4.77%

LVIP American Global Allocation Managed Risk Funds–2

LVIP American Global Allocation Managed Risk Funds

2015 Annual Report Commentary (continued)

1.

The Managed Risk American Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk American Balanced Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 35% Wilshire 5000 Total Market indexSM, 13% MSCI EAFE® NR Index and 2% MSCI Emerging Markets NR Index.

2.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

3.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

4.

The Managed Risk American Growth Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Managed Risk American Growth Allocation Composite is constricted as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

5.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

6.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

7.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

LVIP American Global Allocation Managed Risk Funds–3

LVIP American Global Allocation Managed Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP American Global Balanced Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$ 961.10	0.27%	$1.33
Service Class Shares	1,000.00	959.30	0.62%	3.06
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.08	0.62%	3.16

LVIP American Global Growth Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$ 949.80	0.27%	$1.33
Service Class Shares	1,000.00	948.20	0.62%	3.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.08	0.62%	3.16

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests significantly all its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements of the Underlying Funds can be found at www.sec.gov.

LVIP American Global Allocation Managed Risk Funds–4

LVIP American Global Allocation Managed Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2015

LVIP American Global Balanced Allocation

Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	31.10%
Fixed Income Funds	31.10%
Unaffiliated Investment Companies	68.80%
Asset Allocation Fund	17.46%
Equity Funds	20.31%
Fixed Income Funds	11.57%
International Equity Funds	14.35%
International Fixed Income Fund	1.94%
Money Market Fund	3.17%
Total Value of Securities	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%

LVIP American Global Growth Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	27.85%
Fixed Income Funds	21.19%
International Equity Fund	6.66%
Unaffiliated Investment Companies	71.25%
Asset Allocation Fund	14.49%
Equity Funds	25.03%
Fixed Income Fund	3.88%
International Equity Funds	24.79%
Money Market Fund	3.06%
Total Value of Securities	99.10%
Receivables and Other Assets Net of Liabilities	0.90%
Total Net Assets	100.00%

LVIP American Global Allocation Managed Risk Funds–5

LVIP American Global Balanced Allocation Managed Risk Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–31.10%
Fixed Income Funds–31.10%
American Funds Insurance Series®–
Bond Fund	50,734,300	$542,857,012
Mortgage Bond Fund	7,314,354	77,605,293

		620,462,305

Total Affiliated Investment Companies (Cost $638,047,582)		620,462,305

UNAFFILIATED INVESTMENT COMPANIES–68.80%
Asset Allocation Fund–17.46%
²American Funds®– Capital Income Builder	6,239,074	348,389,905

		348,389,905

Equity Funds–20.31%
²American Funds®–
† AMCAP Fund	7,351,049	192,376,950
American Mutual Fund	4,580,545	155,051,444
American Funds Insurance Series®– Growth-Income Fund	1,273,381	57,811,517

		405,239,911

Fixed Income Funds–11.57%
²American Funds®– Intermediate Bond Fund of America	8,667,230	116,400,906

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
American Funds Insurance Series®–
High-Income Bond Fund	8,219,005	$75,532,657
U.S. Government/AAA-Rated Securities Fund	3,152,117	38,834,083

		230,767,646

International Equity Funds–14.35%
²American Funds®–
EuroPacific Growth Fund	2,521,360	114,268,031
New Perspective Fund	1,601,742	57,694,732
American Funds Insurance Series®– † Global Small Capitalization Fund	4,682,422	114,297,925

		286,260,688

International Fixed Income Fund–1.94%
American Funds Insurance Series®– Global Bond Fund	3,511,982	38,666,919

		38,666,919

Money Market Fund–3.17%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	63,160,895	63,160,895

		63,160,895

Total Unaffiliated Investment Companies (Cost $1,377,307,399)		1,372,485,964

TOTAL VALUE OF SECURITIES–99.90% (Cost $2,015,354,981)	1,992,948,269
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	1,948,350

NET ASSETS APPLICABLE TO 189,965,789 SHARES OUTSTANDING–100.00%	$1,994,896,619

²	Class R-6 shares.
†	Non-income producing for the period.
Class 1 shares.

LVIP American Global Allocation Managed Risk Funds–6

LVIP American Global Balanced Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
100	British Pound Currency	$ 9,338,111	$ 9,208,750	3/15/16	$(129,361)
90	E-mini MSCI Emerging Markets Index	3,560,932	3,543,750	3/19/16	(17,182)
18	E-mini Russell 2000 Index	2,053,394	2,036,700	3/19/16	(16,694)
313	E-mini S&P 500 Index	31,888,537	31,854,010	3/19/16	(34,527)
44	E-mini S&P MidCap 400 Index	6,161,123	6,131,400	3/19/16	(29,723)
32	Euro Currency	4,391,757	4,354,400	3/15/16	(37,357)
134	Euro STOXX 50 Index	4,718,061	4,779,176	3/21/16	61,115
140	FTSE 100 Index	12,471,941	12,792,362	3/21/16	320,421
9	Japanese Yen Currency	930,945	937,406	3/15/16	6,461
7	Nikkei 225 Index (OSE)	1,131,286	1,108,236	3/11/16	(23,050)

					$100,103

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–7

LVIP American Global Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–27.85%
Fixed Income Funds–21.19%
American Funds Insurance Series®–
Bond Fund	53,547,062	$572,953,564
High-Income Bond Fund	16,205,879	148,932,026
Mortgage Bond Fund	10,808,421	114,677,342

		836,562,932

International Equity Fund–6.66%
American Funds Insurance Series®–† Global Small Capitalization Fund	10,762,701	262,717,530

		262,717,530

Total Affiliated Investment Companies (Cost $1,136,998,336)		1,099,280,462

UNAFFILIATED INVESTMENT COMPANIES–71.25%
Asset Allocation Fund–14.49%
²American Funds®–Capital Income Builder	10,242,895	571,963,239

		571,963,239

Equity Funds–25.03%
²American Funds®–
† AMCAP Fund	15,929,114	416,864,922
American Mutual Fund	7,894,852	267,240,737
American Funds Insurance Series®–Growth-Income Fund	6,689,443	303,700,727

		987,806,386

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Fund–3.88%
²American Funds®–Intermediate Bond Fund of America	11,384,604	$152,895,230

		152,895,230

International Equity Funds–24.79%
²American Funds®–
EuroPacific Growth Fund	12,418,719	562,816,337
New Perspective Fund	8,414,324	303,083,956
American Funds Insurance Series®–New World Fund	5,968,915	112,633,422

		978,533,715

Money Market Fund–3.06%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	120,750,512	120,750,512

		120,750,512

Total Unaffiliated Investment Companies (Cost $2,825,509,756)		2,811,949,082

TOTAL VALUE OF SECURITIES–99.10% (Cost $3,962,508,092)	3,911,229,544
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.90%	35,509,269

NET ASSETS APPLICABLE TO 365,361,085 SHARES OUTSTANDING–100.00%	$3,946,738,813

²	Class R-6 shares.

†	Non-income producing for the period.

Class 1 shares.

LVIP American Global Allocation Managed Risk Funds–8

LVIP American Global Growth Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,310)	British Pound Currency	$(123,889,365)	$(120,634,625)	3/15/16	$3,254,740
(963)	E-mini MSCI Emerging Markets Index	(37,620,330)	(37,918,125)	3/19/16	(297,795)
(191)	E-mini Russell 2000 Index	(21,589,202)	(21,611,650)	3/19/16	(22,448)
(2,404)	E-mini S&P 500 Index	(244,071,262)	(244,655,080)	3/19/16	(583,818)
(356)	E-mini S&P MidCap 400 Index	(49,578,278)	(49,608,600)	3/19/16	(30,322)
(521)	Euro Currency	(71,704,183)	(70,895,075)	3/15/16	809,108
(1,730)	Euro STOXX 50 Index	(60,820,828)	(61,701,303)	3/21/16	(880,475)
(1,268)	FTSE 100 Index	(111,926,091)	(115,862,248)	3/21/16	(3,936,157)
(210)	Japanese Yen Currency	(21,685,420)	(21,872,813)	3/15/16	(187,393)
(135)	Nikkei 225 Index (OSE)	(21,419,979)	(21,373,128)	3/11/16	46,851

					$(1,827,709)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–9

LVIP American Global Allocation Managed Risk Funds

Statements of Assets and Liabilities

December 31, 2015

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
ASSETS:
Investments in affiliated investment companies, at value	$620,462,305	$1,099,280,462
Investments in unaffiliated investment companies, at value	1,372,485,964	2,811,949,082
Cash collateral held at broker for futures contracts	2,237,991	22,192,500
Foreign currencies collateral held at broker for futures contracts, at value	688,678	17,946,721
Dividends receivable from investment companies	414,684	544,779
Receivables for investment companies shares sold	236,402	—
Net unrealized appreciation on futures contracts	100,103	—
Receivables for fund shares sold	7,917	223,217
Cash	18	3

TOTAL ASSETS.	1,996,634,062	3,952,136,764

LIABILITIES:
Due to manager and affiliates	1,020,635	2,019,258
Net unrealized depreciation on futures contracts	—	1,827,709
Payable for investment companies shares purchased	399,088	1,200,038
Payables for fund shares redeemed	298,027	333,003
Accrued expenses payable	19,693	17,943

TOTAL LIABILITIES	1,737,443	5,397,951

TOTAL NET ASSETS	$1,994,896,619	$3,946,738,813

Investments in affiliated investment companies, at cost	$638,047,582	$1,136,998,336
Investments in unaffiliated investment companies, at cost	$1,377,307,399	$2,825,509,756
Foreign currencies collateral, at cost	$688,678	$17,946,721

Standard Class :
Net Assets	$566,421	$913,674
Shares Outstanding	53,931	84,575
Net Asset Value	$10.503	$10.803

Service Class :
Net Assets	$1,994,330,198	$3,945,825,139
Shares Outstanding	189,911,858	365,276,510
Net Asset Value	$10.501	$10.802

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$2,028,960,421	$4,021,839,546
Distributions in excess of net investment income	(60,288)	(689,060)
Accumulated net realized loss on investments	(11,696,905)	(21,305,416)
Net unrealized depreciation of investments and derivatives	(22,306,609)	(53,106,257)

Total net assets	$1,994,896,619	$3,946,738,813

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds––10

LVIP American Global Allocation Managed Risk Funds

Statements of Operations

Year Ended December 31, 2015

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$11,745,810	$22,298,156
Dividends from unaffiliated investment companies	29,525,074	54,101,644

	41,270,884	76,399,800

EXPENSES:
Distribution expenses-Service Class	7,101,899	14,096,808
Management fees	5,074,176	10,071,033
Accounting and administration expenses	157,627	283,464
Professional fees	59,790	99,470
Reports and statements to shareholders	56,571	83,801
Trustees’ fees and expenses	45,956	91,666
Custodian fees	25,190	45,685
Consulting fees	3,034	4,384
Pricing fees	586	827
Other	19,454	35,847

Total operating expenses	12,544,283	24,812,985

NET INVESTMENT INCOME	28,726,601	51,586,815

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	10,845,621	30,470,963
Distributions from unaffiliated investment companies	48,260,195	129,211,071
Sale of investments in affiliated investment companies	(1,300,081)	(6,527,748)
Sale of investments in unaffiliated investment companies	(16,781,145)	(42,008,478)
Foreign currencies	(49,441)	(1,092,933)
Futures contracts	(23,601,167)	(102,747,771)

Net realized gain	17,373,982	7,305,104

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(18,031,563)	(51,800,049)
Investments in unaffiliated investment companies	(77,785,389)	(159,079,407)
Foreign currencies	—	124
Futures contracts	(4,402,923)	(70,701)

Net change in unrealized appreciation (depreciation)	(100,219,875)	(210,950,033)

NET REALIZED AND UNREALIZED LOSS	(82,845,893)	(203,644,929)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,119,292)	$(152,058,114)

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–11

LVIP American Global Allocation Managed Risk Funds

Statements of Changes in Net Assets

	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund

	Year Ended		Year Ended

	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$28,726,601	$28,897,949	$51,586,815	$51,465,686
Net realized gain	17,373,982	27,562,237	7,305,104	21,466,645
Net change in unrealized appreciation (depreciation)	(100,219,875)	22,281,703	(210,950,033)	(11,023,794)

Net increase (decrease) in net assets resulting from operations	(54,119,292)	78,741,889	(152,058,114)	61,908,537

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(16,290)	(11,193)	(21,227)	(17,236)
Service Class	(50,351,498)	(31,686,072)	(77,756,753)	(60,760,715)
Net realized gain:
Standard Class	(5,823)	(12,834)	(1,322)	(10,294)
Service Class	(21,977,875)	(33,500,899)	(9,705,501)	(41,947,583)
Return of capital:
Standard Class	(2,752)	—	(9,758)	—
Service Class	(9,690,665)	—	(42,143,572)	—

	(82,044,903)	(65,210,998)	(129,638,133)	(102,735,828)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	36,573	47,998	384,968	537,898
Service Class	379,742,046	562,328,567	696,069,948	1,351,447,977
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	24,865	24,027	32,307	27,530
Service Class	82,020,038	65,186,971	129,605,826	102,708,298

	461,823,522	627,587,563	826,093,049	1,454,721,703

Cost of shares redeemed:
Standard Class	(10,880)	(186,846)	(340,799)	(166,916)
Service Class	(217,021,435)	(131,268,901)	(366,513,681)	(189,436,736)

	(217,032,315)	(131,455,747)	(366,854,480)	(189,603,652)

Increase in net assets derived from capital share transactions	244,791,207	496,131,816	459,238,569	1,265,118,051

NET INCREASE IN NET ASSETS	108,627,012	509,662,707	177,542,322	1,224,290,760
NET ASSETS:
Beginning of year	1,886,269,607	1,376,606,900	3,769,196,491	2,544,905,731

End of year	$1,994,896,619	$1,886,269,607	$3,946,738,813	$3,769,196,491

Distributions in excess of net investment income	$(60,288)	$—	$(689,060)	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–12

LVIP American Global Balanced Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	12/31/15	Year Ended 12/31/14	12/31/13	3/16/12[1] to 12/31/12

Net asset value, beginning of period	$11.223	$11.066	$10.144	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.199	0.241	0.237	0.337
Net realized and unrealized gain (loss)	(0.434)	0.366	1.110	(0.038)

Total from investment operations	(0.235)	0.607	1.347	0.299

Less dividends and distributions from:
Net investment income	(0.314)	(0.232)	(0.195)	(0.155)
Net realized gain	(0.120)	(0.218)	(0.230)	—
Return of capital	(0.051)	—	—	—

Total dividends and distributions	(0.485)	(0.450)	(0.425)	(0.155)

Net asset value, end of period	$10.503	$11.223	$11.066	$10.144

Total return[3]	(2.10% )	5.49%	13.29%	3.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$567	$553	$657	$11
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.27%	0.28%	0.30%
Ratio of net investment income to average net assets	1.77%	2.11%	2.17%	4.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	2.11%	2.16%	4.27%
Portfolio turnover	20%	12%	53%	14%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–13

LVIP American Global Balanced Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	12/31/15	Year Ended 12/31/14	12/31/13	3/16/12[1] to 12/31/12

Net asset value, beginning of period	$11.221	$11.065	$10.144	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.159	0.201	0.197	0.318
Net realized and unrealized gain (loss)	(0.433)	0.365	1.111	(0.047)

Total from investment operations	(0.274)	0.566	1.308	0.271

Less dividends and distributions from:
Net investment income	(0.275)	(0.192)	(0.157)	(0.127)
Net realized gain	(0.120)	(0.218)	(0.230)	—
Return of capital	(0.051)	—	—	—

Total dividends and distributions	(0.446)	(0.410)	(0.387)	(0.127)

Net asset value, end of period	$10.501	$11.221	$11.065	$10.144

Total return[3]	(2.45% )	5.13%	12.91%	2.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,994,330	$1,885,717	$1,375,950	$569,265
Ratio of expenses to average net assets[4]	0.62%	0.62%	0.62%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.62%	0.62%	0.63%	0.65%
Ratio of net investment income to average net assets	1.42%	1.77%	1.82%	3.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.77%	1.81%	3.92%
Portfolio turnover	20%	12%	53%	14%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–14

LVIP American Global Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period was as follows:

	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	12/31/15	Year Ended 12/31/14	12/31/13	3/16/12[1] to 12/31/12

Net asset value, beginning of period	$11.574	$11.648	$10.214	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.190	0.232	0.243	0.325
Net realized and unrealized gain (loss)	(0.555)	0.069	1.542	0.037

Total from investment operations	(0.365)	0.301	1.785	0.362

Less dividends and distributions from:
Net investment income	(0.264)	(0.232)	(0.161)	(0.148)
Net realized gain	(0.027)	(0.143)	(0.190)	—
Return of capital	(0.115)	—	—	—

Total dividends and distributions	(0.406)	(0.375)	(0.351)	(0.148)

Net asset value, end of period	$10.803	$11.574	$11.648	$10.214

Total return[3]	(3.16%)	2.56%	17.49%	3.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$914	$878	$488	$19
Ratio of expenses to average net assets[4]	0.27%	0.26%	0.26%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.26%	0.27%	0.29%
Ratio of net investment income to average net assets	1.63%	1.95%	2.13%	4.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.95%	2.12%	4.09%
Portfolio turnover	22%	15%	48%	12%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–15

LVIP American Global Growth Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk American Growth Allocation Fund
	Service Class
	12/31/15	Year Ended 12/31/14	12/31/13	3/16/12[1] to 12/31/12

Net asset value, beginning of period	$11.572	$11.647	$10.214	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.149	0.190	0.198	0.304
Net realized and unrealized gain (loss)	(0.553)	0.069	1.547	0.030

Total from investment operations	(0.404)	0.259	1.745	0.334

Less dividends and distributions from:
Net investment income	(0.224)	(0.191)	(0.122)	(0.120)
Net realized gain	(0.027)	(0.143)	(0.190)	—
Return of capital	(0.115)	—	—	—

Total dividends and distributions	(0.366)	(0.334)	(0.312)	(0.120)

Net asset value, end of period	$10.802	$11.572	$11.647	$10.214

Total return[3]	(3.49% )	2.20%	17.10%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,945,825	$3,768,318	$2,544,418	$789,986
Ratio of expenses to average net assets[4]	0.62%	0.61%	0.61%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.62%	0.61%	0.62%	0.64%
Ratio of net investment income to average net assets	1.28%	1.60%	1.78%	3.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.60%	1.77%	3.74%
Portfolio turnover	22%	15%	48%	12%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Global Allocation Managed Risk Funds–16

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”)and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (formerly LVIP Managed Risk American Balanced Allocation Fund and LVIP Managed Risk American Growth Allocation Fund) (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are non-diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in the American Funds Insurance Series® funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.

The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 to and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on each Fund’s federal income tax returns for the open tax years (December 31, 2012-December 31, 2015) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP American Global Allocation Managed Risk Funds–17

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e. the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, fees for these administrative and legal services were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$86,922	$172,578
Legal	24,238	48,143

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Trading operation	$15,212	$30,224

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$35,717	$44,711

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP American Global Allocation Managed Risk Funds–18

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2015, the Funds had liabilities payable and prepaid expenses to affiliates as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$425,335	$ 841,444
Distribution fees payable to LFD	595,300	1,177,815

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investment companies, for purposes of the 1940 Act are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Funds held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

LVIP American Global Balanced Allocation Managed Risk Fund

	Value 12/31/14	Purchases	Proceeds	Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
American Funds Insurance Series - Bond Fund	$424,039,392	$161,661,823	$24,186,191	$(1,107,957)	$542,857,012	$10,473,640	$ 9,821,202
American Funds Insurance Series - Mortgage Bond Fund	91,943,729	13,263,754	26,928,558	(192,124)	77,605,293	1,272,170	1,024,419

Total	$515,983,121	$174,925,577	$51,114,749	$(1,300,081)	$620,462,305	$11,745,810	$10,845,621

LVIP American Global Growth Allocation Managed Risk Fund

	Value 12/31/14	Purchases	Proceeds	Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
American Funds Insurance Series - Bond Fund	$443,992,109	$183,412,788	$35,886,539	$(1,144,711)	$572,953,564	$10,861,595	$9,373,981
American Funds Insurance Series - Global Small Capitalization Fund	185,714,489	137,613,115	40,878,337	207,409	262,717,530	—	19,569,228
American Funds Insurance Series - High-Income Bond Fund.	146,216,316	73,337,409	51,599,403	(5,496,000)	148,932,026	9,554,635	—
American Funds Insurance Series - Mortgage Bond Fund	110,723,293	20,044,287	15,081,268	(94,446)	114,677,342	1,881,926	1,527,754

Total	$886,646,207	$414,407,599	$143,445,547	$(6,527,748)	$1,099,280,462	$22,298,156	$30,470,963

LVIP American Global Allocation Managed Risk Funds–19

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$606,219,867	$1,259,963,658
Sales	385,427,825	846,512,750

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments	$2,024,410,439	$3,982,245,822

Aggregate unrealized appreciation	$19,183,853	$37,524,198
Aggregate unrealized depreciation	(50,646,023)	(108,540,476)

Net unrealized depreciation	$(31,462,170)	$(71,016,278)

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Investment Companies	$1,992,948,269	$3,911,229,544

Futures Contracts	$100,103	$(1,827,709)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP American Global Allocation Managed Risk Funds–20

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years December 31, 2015 and 2014 was as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2015:
Ordinary income	$40,573,937	$67,765,202
Long-term capital gains	31,777,549	19,719,601
Return of capital	9,693,417	42,153,330

Total	$82,044,903	$129,638,133

Year ended December 31, 2014:
Ordinary income	$37,402,834	$64,518,180
Long-term capital gains	27,808,164	38,217,648

Total	$65,210,998	$102,735,828

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Shares of beneficial interest	$2,028,960,421	$4,021,839,546
Net unrealized depreciation	(31,485,220)	(70,969,426)
Qualified late year ordinary losses deferred	(60,288)	(689,060)
Qualified late year capital losses deferred	(2,518,294)	(3,442,247)

Net assets	$1,994,896,619	$3,946,738,813

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, distributions received from the Underlying Funds and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Funds recorded the following reclassifications:

	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP America Global Growth Allocation Managed Risk Fund
Distributions in excess of net investment income	$ 21,580,899	$ 25,502,105
Accumulated net realized loss	(21,580,899)	(25,502,105)

LVIP American Global Allocation Managed Risk Funds–21

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	3,317	4,165	34,495	45,427
Service Class	33,460,337	49,487,503	59,436,332	114,479,913
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,344	2,122	2,977	2,346
Service Class	7,732,457	5,767,232	11,934,498	8,759,431

	41,198,455	55,261,022	71,408,302	123,287,117

Shares redeemed:
Standard Class	(962)	(16,421)	(28,749)	(13,810)
Service Class	(19,332,974)	(11,551,942)	(31,743,802)	(16,059,862)

	(19,333,936)	(11,568,363)	(31,772,551)	(16,073,672)

Net increase	21,864,519	43,692,659	39,635,751	107,213,445

7. Derivatives

U.S. GAAP requires enhanced disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Funds deposit U.S. or foreign cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP American Global Balanced Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized appreciation on futures contracts	$6,461	Net unrealized appreciation on futures contracts	$(166,718)
Equity contracts (Futures contracts)	Net unrealized appreciation on futures contracts	381,536	Net unrealized appreciation on futures contracts	(121,176)

Total		$387,997		$(287,894)

LVIP American Global Allocation Managed Risk Funds–22

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,513,114)	$420,211
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(22,088,053)	(4,823,134)

Total		$(23,601,167)	$(4,402,923)

LVIP American Global Growth Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$4,063,848	Net unrealized depreciation on futures contracts	$(187,393)
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	46,851	Net unrealized depreciation on futures contracts	(5,751,015)

Total		$4,110,699		$(5,938,408)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$7,506,351	$3,977,135
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(110,254,122)	(4,047,836)

Total		$(102,747,771)	$(70,701)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume Futures Contracts (Average Notional Value)	Liability Derivative Volume Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$189,604,465	$ 26,032,953
LVIP American Global Growth Allocation Managed Risk Fund	136,027,080	316,437,290

LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 6, 2016, the Funds’ Board approved the proposal that the Funds will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. Milliman Financial Risk Management LLC will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP American Global Allocation Managed Risk Funds–24

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Global Allocation Managed Risk Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (two of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 16, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (two of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 16, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP American Global Allocation Managed Risk Funds–25

LVIP American Global Allocation Managed Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Funds report distributions paid during the year as follows:

	(A)	(B)	(C)
	Long-Term	Ordinary	Return of
	Capital Gain	Income	Capital	Total
	Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP American Global Balanced Allocation Managed Risk Fund	38.73%	49.45%	11.82%	100.00%
LVIP American Global Growth Allocation Managed Risk Fund	15.21%	52.27%	32.52%	100.00%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services.In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets and that at least 80% of each Fund’s net assets are invested in underlying funds. The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) and buying (long) positions in exchange-traded futures contracts. The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance.The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2015. The Board also received return information comparing the Funds’ performance to the quarterly average total return of funds in a Morningstar category.

The Board reviewed the LVIP American Global Balanced Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom

LVIP American Global Allocation Managed Risk Funds–26

LVIP American Global Allocation Managed Risk Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

index (Balanced Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period and the same as the median return of the performance peer group and above the return of the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index and for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP American Global Growth Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period and the same as the median return of the performance peer group and above the return of the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one year period was the same as the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index and for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee.The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category for each Fund. The Board noted that the investment management fees for each Fund was higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was below the median expense ratio (including AFFE) of the respective Morningstar expense peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale.The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability.The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion.Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP American Global Allocation Managed Risk Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP American Global Allocation Managed Risk Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP American Global Allocation Managed Risk Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Global Allocation Managed Risk Funds–30

LVIP American Preservation Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP American Preservation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 0.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Barclays Capital U.S. Government/Credit 1-3 Year Index1, returned 0.65%.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,186 for the Standard Class shares and to $10,067 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,242. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP American Preservation Fund–1

LVIP American Preservation Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+	0.31%
Inception (8/29/12)	+	0.55%
Service Class Shares
One Year	–	0.04%
Inception (8/29/12)	+	0.20%

1	The Barclays Capital U.S. Government/Credit 1-3 Year Index measures the performance of short-term (1-3 years) government and corporate bonds.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The index return calculation assumes reinvestment of dividends net of withholding taxes.

5

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index return calculation assumes reinvestment of dividends net of withholding taxes.

6	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7

The Barclays Capital U.S Aggragate Bond index measures the performance or more than 8,500 publically issued investment grade (Baa3/BBB-or better) corporate, U.S. government, mortgage-and asset backed securities with at least one year to maturity and at least $250million par amount outstanding.

LVIP American Preservation Fund–2

LVIP American Preservation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$997.20	0.18%	$0.91
Service Class Shares	1,000.00	995.50	0.53%	2.67
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.30	0.18%	$0.92
Service Class Shares	1,000.00	1,022.53	0.53%	2.70

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests significantly all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–3

LVIP American Preservation Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	8.03%
Fixed Income Fund	5.02%
Money Market Fund	3.01%
Unaffiliated Investment Companies	92.25%
Fixed Income Funds	91.12%
International Fixed Income Fund	1.00%
Money Market Fund	0.13%
Total Value of Securities	100.28%
Liabilities Net of Receivables and Other Assets	(0.28%)
Total Net Assets	100.00%

LVIP American Preservation Fund–4

LVIP American Preservation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–8.03%
Fixed Income Fund–5.02%
American Funds Insurance Series®–Mortgage Bond Fund	2,056,477	$21,819,222

		21,819,222

Money Market Fund–3.01%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund (seven-day effective yield 0.02%)	1,309,313	13,093,130

		13,093,130

Total Affiliated Investment Companies (Cost $34,786,770)		34,912,352

UNAFFILIATED INVESTMENT COMPANIES–92.25%
Fixed Income Funds–91.12%
²American Funds®–
Bond Fund of America	1,038,503	13,074,752
Intermediate Bond Fund of America	8,772,667	117,816,919
Short-Term Bond Fund of America	16,241,030	161,111,022

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
American Funds Insurance Series®–
Bond Fund	3,261,372	$34,896,676
High-Income Bond Fund	2,312,546	21,252,302
U.S. Government/AAA-Rated Securities Fund	3,896,333	48,002,822

		396,154,493

International Fixed Income Fund–1.00%
American Funds Insurance Series®–Global Bond Fund	394,299	4,341,234

		4,341,234

Money Market Fund–0.13%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	555,470	555,470

		555,470

Total Unaffiliated Investment Companies (Cost $407,546,226)		401,051,197

TOTAL VALUE OF SECURITIES–100.28% (Cost $442,332,996)	435,963,549
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.28%)	(1,196,163)

NET ASSETS APPLICABLE TO 44,570,512 SHARES OUTSTANDING–100.00%	$434,767,386

²	Class R-6 shares.

*	Standard Class shares.

Class 1 shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–5

LVIP American Preservation Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$34,912,352
Investments in unaffiliated investment companies, at value	401,051,197
Dividends receivable from investment companies	884,550
Receivable for fund shares sold	76,423
Cash	13

TOTAL ASSETS	436,924,535

LIABILITIES:
Payable for investment companies purchased	1,440,014
Payable for fund shares redeemed	514,181
Due to manager and affiliates	182,476
Accrued expenses payable	20,478

TOTAL LIABILITIES	2,157,149

TOTAL NET ASSETS	$434,767,386

Investments in affiliated investment companies, at cost	$34,786,770
Investments in unaffiliated investment companies, at cost	407,546,226

Standard Class:
Net Assets	$81,308
Shares Outstanding	8,335
Net Asset Value Per Share	$9.755

Service Class:
Net Assets	$434,686,078
Shares Outstanding	44,562,177
Net Asset Value Per Share	$9.755

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$442,806,171
Undistributed net investment income	299,174
Accumulated net realized loss on investments	(1,968,512)
Net unrealized depreciation of investments	(6,369,447)

Total net assets	$434,767,386

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund––6

LVIP American Preservation Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment company	$342,223
Dividends from unaffiliated investment companies	6,036,428

6,378,651

EXPENSES:
Distribution fees-Service Class	1,325,686
Management fees	947,186
Accounting and administration expenses	53,291
Professional fees	25,838
Reports and statements to shareholders	15,361
Trustees’ fees and expenses	7,702
Custodian fees	6,663
Consulting fees	1,905
Pricing fees	134
Other	1,471

2,385,237
Less management fees waived	(378,875)

Total operating expenses	2,006,362

NET INVESTMENT INCOME	4,372,289

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	231,360
Distributions from unaffiliated investment companies	1,750,571
Sale of investments in affiliated investment companies	(16,340)
Sale of investments in unaffiliated investment companies	(1,506,301)

Net realized gain	459,290

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(190,848)
Investments in unaffiliated investment companies	(5,620,039)

Net change in unrealized appreciation (depreciation)	(5,810,887)

NET REALIZED AND UNREALIZED LOSS	(5,351,597)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(979,308)

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,372,289	$2,350,182
Net realized gain (loss)	459,290	(337,319)
Net change in unrealized appreciation (depreciation)	(5,810,887)	1,138,868

Net increase (decrease) in net assets resulting from operations	(979,308)	3,151,731

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,343)	(1,405)
Service Class	(5,675,973)	(2,284,713)

	(5,677,316)	(2,286,118)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,347	37,453
Service Class	237,033,802	210,194,074
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,343	1,405
Service Class	5,675,973	2,284,713

	242,718,465	212,517,645

Cost of shares redeemed:
Standard Class	(54,507)	(138,250)
Service Class	(102,523,225)	(75,031,829)

	(102,577,732)	(75,170,079)

Increase in net assets derived from capital share transactions	140,140,733	137,347,566

NET INCREASE IN NET ASSETS	133,484,109	138,213,179
NET ASSETS:
Beginning of year	301,283,277	163,070,098

End of year	$434,767,386	$301,283,277

Undistributed net investment income	$299,174	$208,431

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–7

LVIP American Preservation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Preservation Fund Standard Class
				8/29/12[1]
	Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.888	$9.788	$10.020	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.150	0.137	0.153	0.239
Net realized and unrealized gain (loss)	(0.119)	0.073	(0.264)	(0.187)

Total from investment operations	0.031	0.210	(0.111)	0.052

Less dividends and distributions from:
Net investment income	(0.164)	(0.110)	(0.121)	(0.032)

Total dividends and distributions	(0.164)	(0.110)	(0.121)	(0.032)

Net asset value, end of period	$9.755	$9.888	$9.788	$10.020

Total return[3]	0.31%	2.14%	(1.09%)	0.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81	$128	$224	$10
Ratio of expenses to average net assets[4]	0.18%	0.19%	0.23%	0.25%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	0.28%	0.29%	0.35%	1.39%
Ratio of net investment income to average net assets	1.50%	1.38%	1.54%	6.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.40%	1.28%	1.42%	5.84%
Portfolio turnover	21%	13%	55%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–8

LVIP American Preservation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP American Preservation Fund Service Class
	Year Ended			8/29/12[1] to 12/31/12
	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$9.888	$9.789	$10.018	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.115	0.102	0.118	0.227
Net realized and unrealized gain (loss)	(0.119)	0.073	(0.262)	(0.188)

Total from investment operations	(0.004)	0.175	(0.144)	0.039

Less dividends and distributions from:
Net investment income	(0.129)	(0.076)	(0.085)	(0.021)

Total dividends and distributions	(0.129)	(0.076)	(0.085)	(0.021)

Net asset value, end of period	$9.755	$9.888	$9.789	$10.018

Total return[3]	(0.04% )	1.78%	(1.43% )	0.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,686	$301,155	$162,846	$32,209
Ratio of expenses to average net assets[4]	0.53%	0.54%	0.58%	0.60%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	0.63%	0.64%	0.70%	1.74%
Ratio of net investment income to average net assets	1.15%	1.03%	1.19%	6.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.05%	0.93%	1.07%	5.49%
Portfolio turnover	21%	13%	55%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund–9

LVIP American Preservation Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust and consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A Shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests significantly all of its assets in other open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”), American Funds Insurance Series® Funds and American Funds® retail funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek current income, consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment comany in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investments companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is in addition to the

LVIP American Preservation Fund–10

LVIP American Preservation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$15,917
Legal	4,409

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $2,763 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,688 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$54,750
Distribution fees payable to LFD	127,726

The Fund operates as a “fund of funds” structure in reliance on an SEC exemptive order (Release No. 29196). One of the conditions of the order requires that LIAC waive fees otherwise payable to it by a fund of fund in an amount at least equal to any compensation received by LIAC and its affiliates from an unaffiliated Underlying Fund, other than advisory fees (if any) paid to LIAC and its affiliates for managing an unaffiliated Underlying Fund. For the year ended December 31, 2015, LIAC waived $2,763.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain ( Loss)	Value 12/31/15	Dividends	Capital Gain Distribution
American Funds Insurance Series® - Mortgage Bond Fund	$15,147,812	$9,382,488	$2,503,890	$(16,340)	$21,819,222	$340,411	$231,360
LVIP Money Market Fund	6,045,262	7,973,509	925,641	—	13,093,130	1,812	—

Total	$21,193,074	$17,355,997	$3,429,531	$(16,340)	$34,912,352	$342,223	$231,360

LVIP American Preservation Fund–11

LVIP American Preservation Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$218,622,273
Sales	78,441,772

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$444,090,817

Aggregate unrealized appreciation	$181,515
Aggregate unrealized depreciation	(8,308,783)

Net unrealized depreciation	$(8,127,268)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$435,963,549

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follow:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$5,677,316	$2,286,118

LVIP American Preservation Fund–12

LVIP American Preservation Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$442,806,171
Undistributed ordinary income	299,174
Capital loss carryforward	(210,691)
Net unrealized depreciation	(8,127,268)

Net assets	$434,767,386

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss

$1,395,770	$(1,395,770)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$210,691	$—	$210,691

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/13/14
Shares sold:
Standard Class	737	3,763
Service Class	23,832,812	21,136,425
Shares issued upon reinvestment of dividends and distributions:
Standard Class	138	142
Service Class	581,777	231,253

	24,415,464	21,371,583

Shares redeemed:
Standard Class	(5,481)	(13,899)
Service Class	(10,309,427)	(7,546,498)

	(10,314,908)	(7,560,397)

Net increase	14,100,556	13,811,186

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP American Preservation Fund–13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP American Preservation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP American Preservation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP American Preservation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP American Preservation Fund–14

LVIP American Preservation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year and three year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Barclays US Government/Credit 1-3 Year TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period and that the Fund did not yet have three years of performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, taking into account each Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category for each Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016 for the Fund. The Board noted that the investment management fee for the Fund was lower than the median investment management fee of its Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the applicable advisory fee waiver, was reasonable.

LVIP American Preservation Fund–15

LVIP American Preservation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010- 2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP American Preservation Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP American Preservation Fund–19

LVIP AQR Enhanced Global Strategies Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP AQR Enhanced Global Strategies Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP AQR Enhanced Global Strategies Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 1.96% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the AQR Enhanced Global Strategies Composite1, returned (0.91%); and its broad-based index, the MSCI World Index2 (net of dividends), returned (0.87%).

The Fund outperformed the benchmark for the year due to positive performance in the Europe, US, and Canada strategies while the Japan strategy underperformed for the period. The outperformance in Europe was driven by positive performance in our momentum and indirect momentum signals outweighing negative performance in our valuation and industry valuation factors. Outperformance in the US was driven by positive performance in our momentum and industry valuation signals outweighing negative performance in our industry momentum and valuation factors. The outperformance in Canada was driven by positive performance in our momentum and industry valuation signals outweighing negative performance in our indirect momentum and valuation factors. The underperformance in Japan was due to negative performance in our indirect momentum and momentum signals outweighing positive performance in our valuation and investor sentiment factors

Positive performance in stock selection and industry selection within the Energy sector outweighed negative performance in stock selection within the Information Technology sector. In terms of sector positioning, we are currently overweight Health Care while being underweight Energy.

Tactically, we now are underweight value in Europe and the US, while overweight value in Japan.

Global sovereign ten-year bonds provided positive returns in 2015, with all four bond markets in the basket posting gains. German bunds were the top performing market, as continued weakness in the Eurozone led the ECB to adopt additional easing measures. U.S. Treasuries advanced over the year–with yield levels roughly unchanged round-trip, Treasury investors earned attractive carry. Japanese government bonds were also strong performers, as inflation decelerated and the Bank of Japan extended its timeline for reaching its two percent inflation target. To that end, in the fourth quarter the BOJ announced incremental easing measures to extend the maturity of its government bond holdings. U.K. Gilts underperformed the cross section, although still posting gains over the year. Economic conditions in the U.K, have generally improved, although the inflation outlook remains subdued.

We employ active tilts along two dimensions within the portfolio. First, we adjust our overall duration in response to the attractiveness of global bond markets. Second, we take duration-neutral country tilts. Within our active tilts, the majority of gains (0.3%) came from our duration-neutral country tilts. Positioning, driven predominately by value and carry, has tended to be overweight U.S. Treasuries and underweight JGBs. Our U.K. Gilt and German bund positions have fluctuated between overweight and underweight during the year in response to evolving market conditions. Our JGB underweight was a major contributor to the performance of our duration-neutral country views, while our U.S. Treasury overweight was a slight detractor. In terms of aggregate portfolio duration, we were on average underweight duration throughout the year in response to unattractive bond valuations. Our largest underweight was during the second quarter, which saw bond markets sell off globally on improving economic news and expectations of more hawkish monetary policy. As a result, our active duration view contributed 0.1% during 2015, despite bond markets rallying round-trip.

Jacques A. Friedman, M.S.

Lars N. Nielsen, M.Sc.

AQR Capital Management, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP AQR Enhanced Global Strategies Fund–1

LVIP AQR Enhanced Global Strategies Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/14 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP AQR Enhanced Global Strategies Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,643 for the Standard Class shares and to $10,598 for the Service Class shares. For comparison, look at how the AQR Enhanced Global Strategies Composite and MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,085 and $10,168, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+	1.96
Inception (5/1/14)	+	3.80
Service Class Shares
One Year	+	1.69
Inception (5/1/14)	+	3.54
[1]	The AQR Composite is constructed as follows: 10% Barclays Global Aggregate Bond TR USD, 10% Citi Treasury Bill 3 months USD, 80% MSCI World NR USD.

[2]

The MSCI World Index (net of dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP AQR Enhanced Global Strategies Fund–2

LVIP AQR Enhanced Global Strategies Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$991.20	0.70%	$3.51
Service Class Shares	1,000.00	989.90	0.95%	4.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.68	0.70%	$3.57
Service Class Shares	1,000.00	1,020.42	0.95%	4.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP AQR Enhanced Global Strategies Fund–3

LVIP AQR Enhanced Global Strategies Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2015

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	76.80%
U.S. Markets	45.61%
Aerospace & Defense	1.68%
Airlines	1.98%
Auto Components	0.36%
Automobiles	0.35%
Banks	4.58%
Beverages	0.40%
Biotechnology	3.54%
Building Products	0.36%
Capital Markets	0.17%
Chemicals	0.70%
Commercial Services & Supplies	0.15%
Communications Equipment	0.41%
Consumer Finance	0.46%
Containers & Packaging	0.09%
Diversified Financial Services	0.30%
Diversified Telecommunication Services	0.08%
Electronic Equipment, Instruments & Components	0.45%
Food & Staples Retailing	1.14%
Food Products	0.78%
Health Care Equipment & Supplies	0.33%
Health Care Providers & Services	3.56%
Hotels, Restaurants & Leisure	1.50%
Household Durables	0.02%
Household Products	0.65%
Insurance	2.19%
Internet & Catalog Retail	0.77%
Internet Software & Services	1.81%
IT Services	1.06%
Life Sciences Tools & Services	0.55%
Media	0.80%
Multiline Retail	0.10%
Multi-Utilities	0.39%
Oil, Gas & Consumable Fuels	1.62%
Paper & Forest Products	0.11%
Pharmaceuticals	2.83%
Professional Services	0.81%
Real Estate Investment Trusts	1.30%
Road & Rail	0.02%
Semiconductors & Semiconductor Equipment	0.49%
Software	1.74%
Specialty Retail	1.94%
Technology Hardware, Storage & Peripherals	1.67%
Textiles, Apparel & Luxury Goods	0.73%
Tobacco	0.64%
Developed Markets	31.19%
Aerospace & Defense	0.21%
Air Freight & Logistics	0.16%

Security Type/Sector	Percentage of Net Assets
Airlines	0.98%
Auto Components	0.67%
Automobiles	1.17%
Banks	2.76%
Beverages	0.28%
Capital Markets	0.86%
Chemicals	0.77%
Commercial Services & Supplies	0.41%
Communications Equipment	0.12%
Construction & Engineering	0.25%
Diversified Financial Services	0.26%
Diversified Telecommunication Services	0.94%
Electric Utilities	0.42%
Electrical Equipment	0.92%
Electronic Equipment, Instruments & Components	0.11%
Food & Staples Retailing	0.73%
Food Products	1.00%
Health Care Equipment & Supplies	0.09%
Health Care Providers & Services	0.09%
Hotels, Restaurants & Leisure	0.33%
Household Durables	1.42%
Household Products	0.41%
Industrial Conglomerates	0.08%
Insurance	3.67%
Internet Software & Services	0.08%
IT Services	0.97%
Leisure Products	0.17%
Life Sciences Tools & Services	0.27%
Marine	0.05%
Media	0.99%
Metals & Mining	0.16%
Multiline Retail	0.18%
Oil, Gas & Consumable Fuels	0.95%
Paper & Forest Products	0.20%
Personal Products	0.25%
Pharmaceuticals	2.82%
Professional Services	0.09%
Real Estate Investment Trusts	0.34%
Real Estate Management & Development	0.37%
Road & Rail	0.52%
Semiconductors & Semiconductor Equipment	0.51%
Software	0.62%
Specialty Retail	0.36%
Technology Hardware, Storage & Peripherals	0.36%
Textiles, Apparel & Luxury Goods	0.60%
Tobacco	1.11%
Wireless Telecommunication Services	0.11%
Preferred Stock	0.04%
Rights	0.00%

LVIP AQR Enhanced Global Strategies Fund–4

LVIP AQR Enhanced Global Strategies Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Security Type/Sector	Percentage of Net Assets
Investment Companies	10.15%
Money Market Fund	12.88%
Total Value of Securities	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	1.42%
Citizens Financial Group	1.18%
Alphabet	0.56%
Alphabet	0.56%
Microsoft	0.99%
Pfizer	0.94%
UnitedHealth Group	0.74%
Amgen	0.72%
Gilead Sciences	0.71%
Amazon.com	0.66%
United Continental Holdings	0.66%
Total	9.14%

Geography	Percentage of Net Assets
Australia	1.17%
Belgium	0.74%
Bermuda	0.52%
Canada	1.67%
Denmark	1.47%
Finland	0.20%
France	3.36%
Germany	2.38%
Hong Kong	0.71%
Ireland	0.42%
Italy	1.16%
Japan	6.99%
Netherlands	1.43%
Singapore	0.03%
Spain	0.53%
Sweden	1.04%
Switzerland	2.30%
United Kingdom	5.68%
United States	55.19%
Total	86.99%

IT–Information Technology

LVIP AQR Enhanced Global Strategies Fund–5

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)
COMMON STOCK–76.80%
U.S. MARKETS–45.61%
Aerospace & Defense–1.68%
Boeing	289	$41,786
General Dynamics	346	47,527
L-3 Communications Holdings	44	5,258
Lockheed Martin	23	4,994
Northrop Grumman	373	70,426
Precision Castparts	43	9,976
Raytheon	249	31,008
Textron	285	11,973

		222,948

Airlines–1.98%
American Airlines Group	554	23,462
Delta Air Lines	1,639	83,081
Southwest Airlines	1,574	67,776
†United Continental Holdings	1,527	87,497

		261,816

Auto Components–0.36%
Goodyear Tire & Rubber	1,219	39,825
Lear	65	7,984

		47,809

Automobiles–0.35%
General Motors	1,361	46,288

		46,288

Banks–4.58%
Citigroup	1,607	83,162
Citizens Financial Group	5,986	156,773
Comerica	1,945	81,359
Fifth Third Bancorp	154	3,095
JPMorgan Chase	94	6,207
KeyCorp	5,796	76,449
PNC Financial Services Group	911	86,827
SunTrust Banks	1,150	49,266
Wells Fargo	1,155	62,786

		605,924

Beverages–0.40%
PepsiCo	534	53,357

		53,357

Biotechnology–3.54%
AbbVie	272	16,113
†Alkermes	81	6,430
Amgen	587	95,288
†Biogen	225	68,929
†BioMarin Pharmaceutical	154	16,133
†Celgene	288	34,491
Gilead Sciences	930	94,107
†Incyte	48	5,206
†Medivation	976	47,180

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Biotechnology (continued)
†United Therapeutics	539	$84,413

		468,290

Building Products–0.36%
Masco	1,683	47,629

		47,629

Capital Markets–0.17%
Goldman Sachs Group	39	7,029
Morgan Stanley	178	5,662
SEI Investments	189	9,904

		22,595

Chemicals–0.70%
LyondellBasell Industries Class A	516	44,840
Mosaic	308	8,498
Westlake Chemical	720	39,110

		92,448

Commercial Services & Supplies–0.15%
Cintas	224	20,395

		20,395

Communications Equipment–0.41%
Cisco Systems	1,500	40,733
Juniper Networks	503	13,883

		54,616

Consumer Finance–0.46%
Capital One Financial	302	21,798
Discover Financial Services	100	5,362
MasterCard Class A	249	24,243
Visa Class A	122	9,461

		60,864

Containers & Packaging–0.09%
Avery Dennison	200	12,532

		12,532

Diversified Financial Services–0.30%
†Berkshire Hathaway Class B	300	39,612

		39,612

Diversified Telecommunication Services–0.08%
Verizon Communications	240	11,093

		11,093

Electronic Equipment, Instruments & Components–0.45%
Avnet	1,390	59,548

		59,548

Food & Staples Retailing–1.14%
CVS Health	474	46,343
Kroger	704	29,448

LVIP AQR Enhanced Global Strategies Fund–6

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Food & Staples Retailing (continued)
†Rite Aid	308	$2,415
Wal-Mart Stores	1,182	72,457

		150,663

Food Products–0.78%
Bunge	292	19,938
ConAgra Foods	1,010	42,582
Kraft Heinz	200	14,552
Mondelez International	574	25,738

		102,810

Health Care Equipment & Supplies–0.33%
Abbott Laboratories	200	8,982
†Edwards Lifesciences	316	24,958
†Hologic.	255	9,866

		43,806

Health Care Providers & Services–3.56%
Aetna.	704	76,116
AmerisourceBergen	587	60,878
Anthem	400	55,776
Cardinal Health	333	29,727
Cigna	74	10,828
†Express Scripts Holding	127	11,101
†HCA Holdings	360	24,347
Humana	15	2,678
McKesson	324	63,902
Quest Diagnostics	536	38,131
UnitedHealth Group	827	97,288

		470,772

Hotels, Restaurants & Leisure–1.50%
Carnival	961	52,355
Darden Restaurants	1,211	77,068
Starwood Hotels & Resorts Worldwide	54	3,741
Yum Brands	896	65,453

		198,617

Household Durables–0.02%
Leggett & Platt	69	2,899

		2,899

Household Products–0.65%
Kimberly-Clark	300	38,190
Procter & Gamble	598	47,487

		85,677

Insurance–2.19%
Allstate	1,010	62,711
American International Group	1,166	72,257
Assurant	508	40,914
Hartford Financial Services Group	527	22,903
Travelers	423	47,740

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Insurance (continued)
Unum Group	408	$13,582
XL Group	773	30,286

		290,393

Internet & Catalog Retail–0.77%
†Amazon.com	130	87,866
†Netflix	119	13,611

		101,477

Internet Software & Services–1.81%
†Akamai Technologies	68	3,579
†Alphabet Class A	96	74,689
†Alphabet Class C	97	73,611
†eBay	495	13,603
†Facebook Class A	524	54,842
†Rackspace Hosting	761	19,268

		239,592

IT Services–1.06%
Accenture Class A	182	19,019
†Cognizant Technology Solutions
Class A	456	27,369
Computer Sciences	587	19,183
Fidelity National Information Services	100	6,060
†Fiserv	116	10,609
†PayPal Holdings	391	14,154
†Teradata	176	4,650
Total System Services	404	20,119
Xerox	1,819	19,336

		140,499

Life Sciences Tools & Services–0.55%
†Quintiles Transnational Holdings	1,054	72,368

		72,368

Media–0.80%
Comcast Class A	149	8,408
Interpublic Group	1,052	24,491
News Class A	2,250	30,060
Thomson Reuters	229	8,672
Time Warner Cable	81	15,033
Viacom Class B	480	19,757

		106,421

Multiline Retail–0.10%
Macy’s	90	3,148
Target	134	9,730

		12,878

Multi-Utilities–0.39%
Public Service Enterprise Group	1,328	51,380

		51,380

LVIP AQR Enhanced Global Strategies Fund–7

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels–1.62%
HollyFrontier	926	$36,938
Marathon Petroleum	1,258	65,215
Phillips 66	148	12,106
Tesoro	225	23,708
Valero Energy	1,008	71,276
Williams	205	5,269

		214,512

Paper & Forest Products–0.11%
International Paper	403	15,193

		15,193

Pharmaceuticals–2.83%
†Allergan	125	39,063
Bristol-Myers Squibb	205	14,102
Johnson & Johnson	213	21,879
Lilly (Eli)	229	19,295
†Mallinckrodt	628	46,868
Merck	800	42,256
Pfizer	3,863	124,698
†Valeant Pharmaceuticals International	100	10,156
Zoetis	1,189	56,977

		375,294

Professional Services–0.81%
Equifax	321	35,750
ManpowerGroup	648	54,620
Robert Half International	351	16,546

		106,916

Real Estate Investment Trusts–1.30%
American Tower	150	14,543
AvalonBay Communities	42	7,733
Boston Properties	100	12,754
Crown Castle International	100	8,645
Equinix	19	5,746
Equity Residential	100	8,159
Essex Property Trust	21	5,028
Federal Realty Investment Trust	25	3,653
†Four Corners Property Trust	403	9,736
General Growth Properties	200	5,442
HCP	100	3,824
Host Hotels & Resorts	200	3,068
Kimco Realty	148	3,916
Macerich	48	3,873
Prologis	200	8,584
Public Storage	47	11,642
Realty Income	79	4,079
Simon Property Group	100	19,444
SL Green Realty	34	3,841
Ventas	100	5,643
Vornado Realty Trust	100	9,996

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Welltower	100	$6,803
Weyerhaeuser	200	5,996

		172,148

Road & Rail–0.02%
CSX	118	3,062

		3,062

Semiconductors & Semiconductor Equipment–0.49%
Broadcom Class A	158	9,136
Intel	244	8,406
Maxim Integrated Products	195	7,410
†Micron Technology	444	6,287
NVIDIA	284	9,361
Texas Instruments	442	24,226

		64,826

Software–1.74%
†Citrix Systems	286	21,636
†Electronic Arts	772	53,052
Microsoft	2,350	130,378
Oracle	700	25,571

		230,637

Specialty Retail–1.94%
Best Buy	1,170	35,627
Foot Locker	366	23,823
Home Depot	611	80,805
L Brands	200	19,164
Lowe’s	828	62,961
Ross Stores	156	8,394
Staples	1,306	12,368
TJX	200	14,182

		257,324

Technology Hardware, Storage & Peripherals–1.67%
Apple	1,782	187,573
EMC	607	15,588
Hewlett Packard Enterprise	658	10,002
HP	658	7,791

		220,954

Textiles, Apparel & Luxury Goods–0.73%
NIKE Class B	1,340	83,750
PVH	176	12,962

		96,712

Tobacco–0.64%
Altria Group	1,106	64,380

LVIP AQR Enhanced Global Strategies Fund–8

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Tobacco (continued)
Philip Morris International	228	$20,043

		84,423

Total U.S. Markets (Cost $5,605,349)		6,040,017

§DEVELOPED MARKETS–31.19%
Aerospace & Defense–0.21%
†Finmeccanica	562	7,814
Thales	263	19,685

		27,499

Air Freight & Logistics–0.16%
Royal Mail	3,252	21,301

		21,301

Airlines–0.98%
†Deutsche Lufthansa	1,819	28,650
International Consolidated Airlines Group	4,034	36,156
Japan Airlines	1,500	53,687
†Qantas Airways	3,745	11,103

		129,596

Auto Components–0.67%
Bridgestone	200	6,860
Delphi Automotive	172	14,746
Koito Manufacturing	100	4,101
Magna International	750	30,413
NHK Spring	2,300	23,059
Valeo	62	9,558

		88,737

Automobiles–1.17%
†Fiat Chrysler Automobiles	646	8,971
Fuji Heavy Industries	400	16,478
Isuzu Motors	300	3,232
Mitsubishi Motors	3,100	26,227
†Peugeot	4,678	81,996
Toyota Motor	300	18,473

		155,377

Banks–2.76%
Australia & New Zealand Banking Group	878	17,721
†Banco Popolare	1,768	24,362
Banco Santander	3,597	17,694
Bank of Nova Scotia	200	8,088
Barclays	11,733	37,767
Canadian Imperial Bank of Commerce	122	8,039
Hachijuni Bank	1,000	6,120
Hokuhoku Financial Group	4,000	8,154

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Banks (continued)
HSBC Holdings	5,210	$41,130
ING Groep CVA	1,038	14,043
Intesa Sanpaolo	8,922	29,629
KBC Groep	804	50,269
Lloyds Banking Group	6,992	7,524
Mitsubishi UFJ Financial Group	4,686	29,025
Mizuho Financial Group	11,200	22,399
National Australia Bank	304	6,635
Royal Bank of Canada	55	2,947
Societe Generale	248	11,428
Sumitomo Mitsui Financial Group	400	15,096
UniCredit	1,325	7,325

		365,395

Beverages–0.28%
†Coca-Cola HBC	885	18,847
SABMiller	299	17,888

		36,735

Capital Markets–0.86%
3i Group	276	1,955
†Credit Suisse Group	865	18,634
Daiwa Securities Group	1,000	6,113
ICAP	551	4,136
Macquarie Group	836	50,022
Mediobanca	1,183	11,340
Nomura Holdings	2,500	13,925
Partners Group Holding	22	7,912

		114,037

Chemicals–0.77%
Evonik Industries	989	32,712
K+S	497	12,668
Mitsui Chemicals	2,000	8,870
Nitto Denko	100	7,300
Sumitomo Chemical	4,000	22,971
Teijin	5,000	17,039

		101,560

Commercial Services & Supplies–0.41%
ISS	716	25,807
Societe BIC	171	28,138

		53,945

Communications Equipment–0.12%
Nokia	1,080	7,640
Telefonaktiebolaget LM Ericsson Class B	846	8,154

		15,794

Construction & Engineering–0.25%
Boskalis Westminster	450	18,356
CIMIC Group	205	3,597

LVIP AQR Enhanced Global Strategies Fund–9

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Construction & Engineering (continued)
Vinci	166	$10,639

		32,592

Diversified Financial Services–0.26%
ASX	46	1,415
Deutsche Boerse	52	4,571
Hong Kong Exchanges and Clearing	300	7,642
Investor Class B	123	4,519
ORIX	1,200	16,833

		34,980

Diversified Telecommunication Services–0.94%
BT Group	8,914	61,897
Deutsche Telekom	1,073	19,271
Nippon Telegraph & Telephone	200	7,959
Orange	932	15,588
PCCW	1,000	585
Proximus SADP	433	14,090
Telstra	1,194	4,853

		124,243

Electric Utilities–0.42%
Chubu Electric Power	945	12,940
Endesa	822	16,513
Iberdrola	1,229	8,712
†Tokyo Electric Power	3,000	17,274

		55,439

Electrical Equipment–0.92%
Mitsubishi Electric	1,000	10,496
OSRAM Licht	1,361	56,859
Prysmian	1,884	41,162
Vestas Wind Systems	199	13,897

		122,414

Electronic Equipment, Instruments & Components–0.11%
Alps Electric	100	2,712
Hitachi High-Technologies	200	5,408
TDK	100	6,404

		14,524

Food & Staples Retailing–0.73%
Alimentation Couche-Tard Class B	447	19,673
Delhaize Group	30	2,920
Empire Class A	183	3,404
Koninklijke Ahold	2,082	43,914
METRO	714	22,745
Seven & i Holdings	100	4,578

		97,234

Food Products–1.00%
Ajinomoto	1,000	23,675
MEIJI Holdings	300	24,779

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Food Products (continued)
Nestle	1,123	$83,366

		131,820

Health Care Equipment & Supplies–0.09%
Hoya	300	12,267

		12,267

Health Care Providers & Services–0.09%
Suzuken Aichi	330	12,540

		12,540

Hotels, Restaurants & Leisure–0.33%
Flight Centre Travel Group	471	13,587
Galaxy Entertainment Group	1,000	3,133
William Hill	4,638	27,069

		43,789

Household Durables–1.42%
Barratt Developments	952	8,773
Electrolux Class B	1,348	32,514
Husqvarna Class B	1,093	7,211
Panasonic	2,200	22,302
†Persimmon	1,510	45,050
Sekisui House	100	1,681
Sony	900	22,118
Taylor Wimpey	16,103	48,139

		187,788

Household Products–0.41%
Svenska Cellulosa Class B	1,867	54,090

		54,090

Industrial Conglomerates–0.08%
Siemens	115	11,125

		11,125

Insurance–3.67%
Ageas.	668	31,003
AIA Group	2,000	11,950
Allianz	214	37,722
Aviva	677	5,139
AXA	343	9,372
Axis Capital Holdings	323	18,159
CNP Assurances	301	4,060
Dai-ichi Life Insurance	800	13,310
Direct Line Insurance Group	6,039	36,200
Great-West Lifeco Class A	100	2,495
Hannover Rueck	436	49,784
Industrial Alliance Insurance & Financial Services	384	12,245
Manulife Financial	209	3,132
MS&AD Insurance Group Holdings	1,800	52,782

LVIP AQR Enhanced Global Strategies Fund–10

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Insurance (continued)
Muenchener Rueckversicherungs- Gesellschaft in Muenchen	169	$33,669
NN Group	1,167	41,173
PartnerRe	12	1,677
Power Corp of Canada	100	2,091
Prudential	269	6,061
SCOR	689	25,780
Sompo Japan Nipponkoa Holdings	600	19,700
†Swiss Life Holding	90	24,241
Swiss Re	231	22,561
Tokio Marine Holdings	289	11,162
†Zurich Insurance Group	40	10,276

		485,744

Internet Software & Services–0.08%
Mixi.	300	11,221

		11,221

IT Services–0.97%
Atos.	504	42,310
Cap Gemini	599	55,576
†CGI Group Class A	368	14,731
Computershare	114	959
Fujitsu	3,000	14,973

		128,549

Leisure Products–0.17%
Bandai Namco Holdings	600	12,676
Yamaha	400	9,661

		22,337

Life Sciences Tools & Services–0.27%
†Lonza Group	217	35,292

		35,292

Marine–0.05%
Nippon Yusen	3,000	7,271

		7,271

Media–0.99%
Hakuhodo DY Holdings	400	4,328
Lagardere	168	5,013
Numericable-SFR	202	7,338
ProSiebenSat.1 Media	190	9,585
Vivendi	1,831	39,323
Wolters Kluwer	1,191	39,996
WPP	1,092	25,119

		130,702

Metals & Mining–0.16%
BHP Billiton	706	9,088
†Newcrest Mining	183	1,732

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Metals & Mining (continued)
†Turquoise Hill Resources	4,054	$10,282

		21,102

Multiline Retail–0.18%
Dollarama	218	12,592
Harvey Norman Holdings	1,399	4,230
Isetan Mitsukoshi Holdings	500	6,520

		23,342

Oil, Gas & Consumable Fuels–0.95%
BG Group	949	13,757
BP	4,572	23,760
Cameco	498	6,142
Crescent Point Energy	100	1,165
Eni	1,571	23,341
Royal Dutch Shell Class A	749	16,965
Royal Dutch Shell Class B	473	10,780
Santos	1,952	5,200
Suncor Energy	776	20,029
TOTAL	108	4,842

		125,981

Paper & Forest Products–0.20%
Mondi	1,033	20,248
West Fraser Timber	162	6,149

		26,397

Personal Products–0.25%
Kao	200	10,277
Unilever	316	13,554
Unilever CVA	203	8,847

		32,678

Pharmaceuticals–2.82%
Astellas Pharma	900	12,812
AstraZeneca	376	25,399
Daiichi Sankyo	300	6,192
GlaxoSmithKline	521	10,522
Merck	269	26,044
Mitsubishi Tanabe Pharma	600	10,337
Novartis	537	46,192
Novo Nordisk Class B	861	49,845
Orion Class B	524	18,129
Roche Holding	171	47,386
Sanofi	781	66,555
Shionogi	700	31,660
Shire	320	21,955

		373,028

Professional Services–0.09%
†Adecco	122	8,350

LVIP AQR Enhanced Global Strategies Fund–11

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Professional Services (continued)
Randstad Holding	49	$3,051

		11,401

Real Estate Investment Trusts–0.34%
Ascendas Real Estate Investment Trust.	1,000	1,603
British Land	312	3,610
CapitaLand Commercial Trust	1,000	949
CapitaLand Mall Trust	1,000	1,357
Dexus Property Group	219	1,188
Goodman Group	408	1,849
GPT Group	406	1,406
H&R Real Estate Investment Trust	100	1,449
Japan Retail Fund Investment	1	1,924
Land Securities Group	258	4,473
Link REIT	500	2,981
Mirvac Group	879	1,259
RioCan Real Estate Investment Trust	100	1,712
Scentre Group	1,243	3,771
Stockland	553	1,642
Unibail-Rodamco	32	8,125
United Urban Investment	1	1,357
Vicinity Centres	757	1,536
Westfield.	470	3,234

		45,425

Real Estate Management & Development–0.37%
Brookfield Asset Management	150	4,731
Daiwa House Industry	200	5,749
Hulic	100	878
Kerry Properties	3,500	9,525
LendLease Group	831	8,576
New World Development	5,000	4,910
Sino Land	10,000	14,567
Tokyu Fudosan Holdings	100	627

		49,563

Road & Rail–0.52%
Canadian National Railway	100	5,589
Central Japan Railway	100	17,753
DSV	167	6,573
Nippon Express	4,000	18,796
West Japan Railway	300	20,736

		69,447

Semiconductors & Semiconductor Equipment–0.51%
ASM Pacific Technology	100	781
ASML Holding	98	8,707
Infineon Technologies	653	9,519
Marvell Technology Group	5,578	49,198

		68,205

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Software–0.62%
Constellation Software	49	$20,425
Konami Holdings	300	7,141
Nexon	1,800	29,281
Nintendo	100	13,750
SAP	138	10,950

		81,547

Specialty Retail–0.36%
Industria de Diseno Textil	801	27,516
Kingfisher	4,154	20,120

		47,636

Technology Hardware, Storage & Peripherals–0.36%
†BlackBerry	483	4,481
FUJIFILM Holdings	400	16,692
Konica Minolta	2,600	26,038

		47,211

Textiles, Apparel & Luxury Goods–0.60%
Li & Fung	6,000	4,058
†Michael Kors Holdings	606	24,276
Pandora	326	41,099
Yue Yuen Industrial Holdings	3,000	10,162

		79,595

Tobacco–1.11%
British American Tobacco	236	13,106
Imperial Tobacco Group	1,609	84,986
Japan Tobacco	477	17,512
Swedish Match	879	31,053

		146,657

Wireless Telecommunication Services–0.11%
Vodafone Group	4,656	15,099

		15,099

Total Developed Markets (Cost $4,148,503)		4,130,251

Total Common Stock (Cost $9,753,852)		10,170,268

PREFERRED STOCK–0.04%
Porsche Automobil Holding 4.84%	108	5,812

Total Preferred Stock (Cost $5,265)		5,812

LVIP AQR Enhanced Global Strategies Fund–12

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
RIGHTS–0.00%
Ascendas Real Estate Investment Trust,exercise price SGD 2.218, expiration date 1/13/16	38	$2

Total Rights (Cost $0)		2

INVESTMENT COMPANIES–10.15%
AQR Managed Futures Strategy Fund Class I	33,047	336,413
AQR Style Premia Alternative Fund Class I	99,320	1,007,105

Total Investment Companies (Cost $1,338,694)		1,343,518

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–12.88%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,705,351	1,705,351

Total Money Market Fund (Cost $1,705,351)		1,705,351

TOTAL VALUE OF SECURITIES–99.87% (Cost $12,803,162)	$13,224,951
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	17,282

NET ASSETS APPLICABLE TO 1,287,380 SHARES OUTSTANDING–100.00%	$13,242,233

NET ASSET VALUE –LVIP AQR ENHANCED GLOBAL STRATEGIES FUND STANDARD CLASS ($1,102,445 / 107,173 Shares)	$10.287
NET ASSET VALUE –LVIP AQR ENHANCED GLOBAL STRATEGIES FUND SERVICE CLASS ($12,139,788 / 1,180,207 Shares)	$10.286

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$12,978,807
Distributions in excess of net investment income	(4,538)
Accumulated net realized loss on investments	(151,503)
Net unrealized appreciation of investments and derivatives	419,467

Total net assets	$13,242,233

†	Non-income producing for the period.

«

Includes $23,799 cash collateral held at broker and $1,903 foreign currencies collateral held at broker for futures contracts, at value, $9,325 due to manager and affiliates, $13,720 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $6,183 payable for securities purchased and $84 payable for fund shares redeemed as of December 31, 2015.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

LVIP AQR Enhanced Global Strategies Fund–13

LVIP AQR Enhanced Global Strategies Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(2) 10 yr Mini JGB	$(247,517)	$(248,020)	3/12/16	$(503)
3 E-mini MSCI EAFE Index	253,040	254,730	3/19/16	1,690
2 Euro-Bund	343,517	343,223	3/9/16	(294)
1 Long Gilt	173,399	172,148	3/30/16	(1,251)
6 U.S. Treasury 10 yr Notes	757,196	755,438	3/22/16	(1,758)

				$(2,116)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See	Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

EAFE–Europe Australia/Asia Far East

IT–Information Technology

REIT–Real Estate Investment Trust

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund–14

LVIP AQR Enhanced Global Strategies Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$300,394
Foreign tax withheld	(10,489)

289,905

EXPENSES:
Management fees	86,583
Professional fees	46,827
Pricing fees	40,608
Distribution fees-Service Class	28,613
Custodian fees.	20,824
Reports and statements to shareholders	7,115
Accounting and administration expenses	3,147
Consulting fees	1,711
Trustees’ fees and expenses	364
Other	952

236,744
Less expenses reimbursed	(109,000)
Less management fees waived	(11,293)

Total operating expenses	116,451

NET INVESTMENT INCOME	173,454

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(108,705)
Foreign currencies.	(3,405)
Foreign currency exchange contracts	(1,487)
Futures contracts	46,309

Net realized loss	(67,288)

Net change in unrealized appreciation (depreciation) of:
Investments	96,815
Foreign currencies	848
Futures contracts	(17,016)

Net change in unrealized appreciation (depreciation)	80,647

NET REALIZED AND UNREALIZED GAIN	13,359

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$186,813

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$173,454	$176,145
Net realized loss	(67,288)	(72,820)
Net change in unrealized appreciation (depreciation)	80,647	338,820

Net increase in net assets resulting from operations	186,813	442,145

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(17,027)	(19,601)
Service Class	(157,442)	(177,128)
Return of capital:
Standard Class	(249)	(116)
Service Class	(2,740)	(1,151)

	(177,458)	(197,996)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,367	1,066,569
Service Class	1,405,592	10,325,542
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	17,276	19,717
Service Class	160,182	178,279

	1,601,417	11,590,107

Cost of shares redeemed:
Standard Class	(12,762)	(34,975)
Service Class	(109,535)	(45,523)

	(122,297)	(80,498)

Increase in net assets derived from capital share transactions	1,479,120	11,509,609

NET INCREASE IN NET ASSETS	1,488,475	11,753,758
NET ASSETS:
Beginning of period	11,753,758	—

End of period	$13,242,233	$11,753,758

Distributions in excess of net investment income	$(4,538)	$(5,561)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund–15

LVIP AQR Enhanced Global Strategies Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP AQR Enhanced Global Strategies Fund Standard Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14
Net asset value, beginning of period	$10.249	$10.000

Income from investment operations:
Net investment income[2]	0.169	0.186
Net realized and unrealized gain	0.033	0.254

Total from investment operations	0.202	0.440

Less dividends and distributions from:
Net investment income	(0.162)	(0.190)
Return of capital	(0.002)	(0.001)

Total dividends and distributions	(0.164)	(0.191)

Net asset value, end of period	$10.287	$10.249

Total return[3]	1.96%	4.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,102	$1,076
Ratio of expenses to average net assets[4]	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.66%	1.89%
Ratio of net investment income to average net assets	1.61%	2.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed.	0.65%	1.51%
Portfolio turnover	72%	44%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund–16

LVIP AQR Enhanced Global Strategies Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP AQR Enhanced Global Strategies Fund Service Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14
Net asset value, beginning of period	$10.249	$10.000

Income from investment operations:
Net investment income[2]	0.142	0.169
Net realized and unrealized gain	0.032	0.254
Total from investment operations	0.174	0.423

Less dividends and distributions from:
Net investment income	(0.135)	(0.173)
Return of capital	(0.002)	(0.001)
Total dividends and distributions	(0.137)	(0.174)

Net asset value, end of period	$10.286	$10.249

Total return[3]	1.69%	4.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,140	$10,678
Ratio of expenses to average net assets[4]	0.95%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.91%	2.14%
Ratio of net investment income to average net assets	1.36%	2.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.40%	1.26%
Portfolio turnover	72%	44%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP AQR Enhanced Global Strategies Fund–17

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP AQR Enhanced Global Strategies Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (ETFs), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2014–December 31, 2015),, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate the portion of realized gains and losses on investments, resulting from changes in foreign exchange rates from that which is due to changes in market prices. The changes are included in net realized and unrealized gain or loss on investments. The Fund reports

LVIP AQR Enhanced Global Strategies Fund–18

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.69% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.09% of the average daily net assets of the Fund’s advisory fee. The agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.70% of the average daily net assets for the Standard Class and 0.95% for the Service Class. The agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

AQR Capital Management, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$666
Legal	189

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $41 for the year ended December 31, 2015.

LVIP AQR Enhanced Global Strategies Fund–19

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$13,720
Management fees payable to LIAC	6,748
Distribution fees payable to LFD	2,577

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life owned 96.54% of the Standard Class and 78.57% of the Service Class shares of the Fund.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$9,181,213
Sales	7,901,775

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$12,842,894

Aggregate unrealized appreciation	$1,025,243
Aggregate unrealized depreciation	(643,186)

Net unrealized appreciation	$382,057

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP AQR Enhanced Global Strategies Fund–20

VIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$222,948	$—	$—	$222,948
Airlines	261,816	—	—	261,816
Auto Components	47,809	—	—	47,809
Automobiles	46,288	—	—	46,288
Banks	605,924	—	—	605,924
Beverages	53,357	—	—	53,357
Biotechnology	468,290	—	—	468,290
Building Products	47,629	—	—	47,629
Capital Markets	22,595	—	—	22,595
Chemicals	92,448	—	—	92,448
Commercial Services & Supplies	20,395	—	—	20,395
Communications Equipment	54,616	—	—	54,616
Consumer Finance	60,864	—	—	60,864
Containers & Packaging	12,532	—	—	12,532
Diversified Financial Services	39,612	—	—	39,612
Diversified Telecommunication Services	11,093	—	—	11,093
Electronic Equipment, Instruments & Components	59,548	—	—	59,548
Food & Staples Retailing	150,663	—	—	150,663
Food Products	102,810	—	—	102,810
Health Care Equipment & Supplies	43,806	—	—	43,806
Health Care Providers & Services	470,772	—	—	470,772
Hotels, Restaurants & Leisure	198,617	—	—	198,617
Household Durables	2,899	—	—	2,899
Household Products	85,677	—	—	85,677
Insurance	290,393	—	—	290,393
Internet & Catalog Retail	101,477	—	—	101,477
Internet Software & Services	239,592	—	—	239,592
IT Services	140,499	—	—	140,499
Life Sciences Tools & Services	72,368	—	—	72,368
Media	106,421	—	—	106,421
Multiline Retail	12,878	—	—	12,878
Multi-Utilities	51,380	—	—	51,380
Oil, Gas & Consumable Fuels	214,512	—	—	214,512
Paper & Forest Products	15,193	—	—	15,193
Pharmaceuticals	375,294	—	—	375,294
Professional Services	106,916	—	—	106,916
Real Estate Investment Trusts	172,148	—	—	172,148
Road & Rail	3,062	—	—	3,062
Semiconductors & Semiconductor Equipment	64,826	—	—	64,826
Software	230,637	—	—	230,637
Specialty Retail	257,324	—	—	257,324
Technology Hardware, Storage & Peripherals	220,954	—	—	220,954
Textiles, Apparel & Luxury Goods	96,712	—	—	96,712
Tobacco	84,423	—	—	84,423
Developed Markets
Aerospace & Defense	—	27,499	—	27,499
Air Freight & Logistics	—	21,301	—	21,301
Airlines	—	129,596	—	129,596
Auto Components	45,159	43,578	—	88,737
Automobiles	—	155,377	—	155,377
Banks	33,117	332,278	—	365,395
Beverages	—	36,735	—	36,735

LVIP AQR Enhanced Global Strategies Fund–21

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

	Level 1	Level 2	Level 3	Total
Capital Markets	$—	$114,037	$—	$114,037
Chemicals	—	101,560	—	101,560
Commercial Services & Supplies	—	53,945	—	53,945
Communications Equipment	—	15,794	—	15,794
Construction & Engineering	—	32,592	—	32,592
Diversified Financial Services	—	34,980	—	34,980
Diversified Telecommunication Services	—	124,243	—	124,243
Electric Utilities	—	55,439	—	55,439
Electrical Equipment	—	122,414	—	122,414
Electronic Equipment, Instruments & Components	—	14,524	—	14,524
Food & Staples Retailing	23,077	74,157	—	97,234
Food Products	—	131,820	—	131,820
Health Care Equipment & Supplies	—	12,267	—	12,267
Health Care Providers & Services	—	12,540	—	12,540
Hotels, Restaurants & Leisure	—	43,789	—	43,789
Household Durables	—	187,788	—	187,788
Household Products	—	54,090	—	54,090
Industrial Conglomerates	—	11,125	—	11,125
Insurance	39,799	445,945	—	485,744
Internet Software & Services	—	11,221	—	11,221
IT Services	14,731	113,818	—	128,549
Leisure Products	—	22,337	—	22,337
Life Sciences Tools & Services	—	35,292	—	35,292
Marine	—	7,271	—	7,271
Media	—	130,702	—	130,702
Metals & Mining	10,282	10,820	—	21,102
Multiline Retail	12,592	10,750	—	23,342
Oil, Gas & Consumable Fuels	27,336	98,645	—	125,981
Paper & Forest Products	6,149	20,248	—	26,397
Personal Products	8,847	23,831	—	32,678
Pharmaceuticals	—	373,028	—	373,028
Professional Services	—	11,401	—	11,401
Real Estate Investment Trusts	3,161	42,264	—	45,425
Real Estate Management & Development	4,731	44,832	—	49,563
Road & Rail	5,589	63,858	—	69,447
Semiconductors & Semiconductor Equipment	49,198	19,007	—	68,205
Software	20,425	61,122	—	81,547
Specialty Retail	—	47,636	—	47,636
Technology Hardware, Storage & Peripherals	4,481	42,730	—	47,211
Textiles, Apparel & Luxury Goods	24,276	55,319	—	79,595
Tobacco	—	146,657	—	146,657
Wireless Telecommunication Services	—	15,099	—	15,099
Preferred Stock	—	5,812	—	5,812
Right	—	—	2	2
Investment Companies	1,343,518	—	—	1,343,518
Money Market Fund	1,705,351	—	—	1,705,351
Total	$9,421,836	$3,803,113	$ 2	$13,224,951
Futures Contracts	$ (2,116)	$ —	$—	$ (2,116)

As a result of utilizing international fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the

LVIP AQR Enhanced Global Strategies Fund–22

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period May 1, 2014* through December 31, 2014 were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Ordinary income	$174,469	$196,729
Return of capital	2,989	1,267

Total	$177,458	$197,996

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$12,978,807
Capital loss carryforwards	(97,612)
Net unrealized appreciation	381,851
Qualified late year capital losses deferred	(18,262)
Qualified late year ordinary losses deferred	(2,551)

Net assets	$13,242,233

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, and tax treatment of passive foreign investment companies.

Qualified late year capital and ordinary losses (including currency and specified gain/loss items) represent losses realized from November 1, 2015 through December 31, 2015 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of gain (loss) on foreign currency transactions, and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$2,038	$(2,038)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$97,612	$—	$97,612

LVIP AQR Enhanced Global Strategies Fund–23

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Shares sold:
Standard Class	1,766	106,490
Service Class	133,506	1,028,950

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,666	1,909
Service Class	15,448	17,263

	152,386	1,154,612

Shares redeemed:
Standard Class	(1,258)	(3,400)
Service Class	(10,581)	(4,379)

	(11,839)	(7,779)

Net increase	140,547	1,146,833

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP AQR Enhanced Global Strategies Fund–24

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	$1,690	Receivables and other assets net of liabilities	$(3,806)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized loss from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,487)	$ —
Interest rate contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts
		46,309	(17,016)
Total		$44,822	$(17,016)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$4,767	$4,047
Futures contracts (average notional value)	$1,116,169	$311,806

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Goldman Sachs	$1,690	$(3,806)	$(2,116)
Total	$1,690	$(3,806)	$(2,116)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (a)
Goldman Sachs	$(2,116)	$—	$—	$—	$2,116	$—
Total	$(2,116)	$—	$—	$—	$2,116	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

LVIP AQR Enhanced Global Strategies Fund–25

LVIP AQR Enhanced Global Strategies Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP AQR Enhanced Global Strategies Fund–26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP AQR Enhanced Global Strategies Fund

We have audited the accompanying statement of net assets of the LVIP AQR Enhanced Global Strategies Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP AQR Enhanced Global Strategies Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP AQR Enhanced Global Strategies Fund–27

LVIP AQR Enhanced Global Strategies Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Return of Capital Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
1.68%	98.32%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP AQR Enhanced Global Strategies Fund–28

LVIP AQR Enhanced Global Strategies Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and expense limitation through April 30, 2016 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.

Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and AQR Capital Management, LLC (“AQR”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by AQR under the subadvisory agreement. The Board reviewed the services provided by AQR, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of AQR. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s total return compared to the average total return of a peer group of funds included in the Morningstar World Allocation funds category. The Board noted that the Fund’s total return was above the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by AQR were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule and noted AQR’s statement that the Fund is a customized multi-asset portfolio and that currently there are no comparable funds advised by AQR. The Board considered that the subadvisory fee schedule was negotiated between LIAC and AQR, an unaffiliated third party and that LIAC compensates AQR from its fees. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding AQR’s estimated profitability on the equity sleeve and fixed income sleeve from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and AQR, an unaffiliated third party, and that LIAC compensates AQR from its fees. The Board reviewed materials provided by AQR as to any additional benefits it receives and noted that AQR does not expect to receive any direct or indirect benefits from the Fund other than receipt of the sub-advisory fee.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP AQR Enhanced Global Strategies Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP AQR Enhanced Global Strategies Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP AQR Enhanced Global Strategies Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP AQR Enhanced Global Strategies Fund–32

LVIP Baron Growth Opportunities Fund

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP Baron Growth Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund

2015 Annual Report Commentary (unaudited)

Managed by: BAMCO, Inc.

The Fund returned (4.77%) (Service Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell® 2000 Index1, returned (4.41%).

The Markets

Many sectors and capitalization ranges experienced significant volatility in 2015, in reaction to geopolitical events, global monetary policies, sagging oil and commodity prices, and a strengthening U.S. dollar. The Russell 2000 Index ended the year down 4.41%. For the first seven and a half months of 2015, the markets generally increased. In late August, and again in late September, however, stocks plunged sharply, largely as a reaction to the collapse of China’s A-shares stock market and concerns around a slowing Chinese economy. In October, the markets again reversed course, boosted by signals from central banks that they would extend the global trend of easy monetary policy. Toward the end of the year, the Fed raised interest rates for the first time since 2006. After an initial rally, the markets sold off over concerns about the implications of Fed tightening in the face of lingering concerns around employment trends, soft commodity prices, slowing overseas growth, and weakness in corporate earnings.

Fund Performance

Information Technology (IT) and Consumer Discretionary were the largest contributing sectors to Fund performance. Materials was also a modest contributor. IT contributed on the strength of stock price increases in 12 of the Fund’s 13 holdings. Costar Group, Inc., SS&C Technologies Holdings, Inc., and Advent Software, Inc. led performance in the sector. Shares of CoStar, the leading provider of information and marketing services to the commercial real estate industry, rose on robust revenue and earnings results and strong synergies from the acquisitions of Apartments.com and ApartmentFinder. SS&C’s acquisition of Advent bolstered the share prices of these two holdings.

Contribution of the Consumer Discretionary sector was led by Vail Resorts, Inc., the top contributor in 2015. The stock price of this operator of ski resorts across the U.S. and Australia rose as acquisitions of the Park City resort in Utah and the Perisher resort in Australia led to stronger season pass sales and increased earnings and cash flow, which Vail used to increase dividends and repurchase shares. Corporate-sponsored childcare provider Bright Horizon Family Solutions, Inc., which was the second largest contributor in 2015, also drove positive performance in the sector. Bright Horizons benefited from a strengthening economy and more white collar dual income families. Shares of athletic apparel company Under Armour, Inc. also contributed after the company reported strong financial results throughout 2015 due to continued revenue growth and impressive cost management.

Materials contributed on an increase in the stock price of the Fund’s sole sector holding, CaesarStone Sdot-Yam Ltd. During the year, this quartz countertop manufacturer was reclassified under the Industrials sector. While CaesarStone was classified under Materials, its share price increased. Industrials, Health Care, and Consumer Staples were the largest detracting sectors from Fund Performance.

Shortline railroad Genesee & Wyoming, Inc. led the decline in the Industrials sector. Shares of Genesee, the second biggest detractor in 2015, were pressured due to decelerating carload volumes of iron ores, coal, and steel. Foreign currency headwinds also weighed on the stock. Drops in the share prices of Colfax Corp., an industrial machinery company focused on infrastructure, and CaesarStone also hurt relative results (after being reclassified to industrials). Colfax’s shares fell sharply due to the company’s exposure to negative macroeconomic factors, including energy-oriented capital expenditure, foreign exchange headwinds, and slowing international and emerging markets. CaesarStone’s shares tumbled after the company reduced its full-year revenue guidance on its Q2 earnings call. A negative report by a short seller also weighed on the stock.

Health Care lost ground primarily due to a steep drop in the stock price of Community Health Systems, Inc., the Fund’s top detractor in 2015. Shares of this hospital operator were weak on concerns that the Affordable Care Act tailwind is largely over and leveraged companies will be hurt by rising interest rates.

Poor performance of United Natural Foods, Inc., the leading natural foods distributor, drove down performance of the Consumer Staples sector in 2015. Shares of United Natural, the third biggest detractor, were challenged by a key contract loss that occurred as a result of a change in ownership with a specific customer, and weakness at Whole Foods, the company’s largest account. We maintain a positive long-term view and believe the current valuation does not reflect United Natural’s ability to win new accounts, make accretive acquisitions, and strengthen its competitive positioning in the health and wellness space.

Benchmark Comparison

When reviewing performance attribution, please be aware that we construct the portfolio from the bottom up, one stock at a time. Each stock is included if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Our exposure to any given sector is purely a result of our stock selection process.

LVIP Baron Growth Opportunities Fund outperformed the Russell 2000 Index during 2015. Stock selection added value and more than offset the negative effect of its relative sector weights.

Outperformance of Consumer Discretionary and IT investments and lower exposure to the lagging Materials and Energy sectors contributed the most to relative performance. Consumer Discretionary holdings outperformed their index counterparts, gaining 6.7%, led by Vail Resorts, Inc., Under Armour, Inc., and Bright Horizons Family Solutions, Inc. Favorable stock selection in Consumer Discretionary was somewhat offset by significantly larger exposure to this poor performing sector in the index, which detracted 91 basis points from relative results. Within IT, outperformance of the majority of the Fund’s application software holdings, led by SS&C Technologies Holdings, Inc. and FactSet Research Systems, Inc., and larger exposure to this strong performing sub-industry added the most value. FactSet shares rose on the strength of financial results demonstrating consistent and accelerating market share gains.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund

2015 Annual Report Commentary (continued)

Investments in CoStar Group, Inc., Gartner, Inc., and BoozAllen Hamilton Holding Corp. also aided relative performance in the sector.

Health Care, Industrials, and Consumer Staples investments were the largest detractors from relative performance. Within Health Care, lower exposure to outperforming biotechnology and pharmaceutical stocks, which rose 9.1% and 7.2%, respectively, within the index, detracted 106 basis points from relative results. The Fund’s investment in Community Health Systems, Inc. also hampered relative results. Weakness in Industrials was partly due to the underperformance of Genesee & Wyoming, Inc. and larger exposure to this lagging sector. Colfax Corp., an industrial machinery company focused on infrastructure, and CaesarStone Sdot-Yam Ltd. also hurt relative results. Consumer Staples holdings trailed their index counterparts, falling 17.3%, with United Natural Foods, Inc., The Boston Beer Company, Inc., and TreeHouse Foods, Inc. driving the decline. Shares of TreeHouse, a leading provider of private-label foods, declined after continued earnings erosion in its single serve coffee business led management to again lower full year guidance.

Outlook and Strategy

As long-term, fundamental, bottom-up investors, we are continuing to position the portfolio to benefit from what we believe to be growth opportunities over the long term. We think the U.S. economy will continue on its path to recovery, which is good news for the types of companies in which we invest. At the same time, we think the process of deleveraging from historical highs could take years, during which interest rates will remain relatively low, in our view. We also believe that low oil prices, which has dampened economic growth in the past year due to the negative impact on the Energy sector and its suppliers, will be offset by faster growth in the rest of the economy in part spurred by the lower cost of energy.

Ronald Baron

BAMCO, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/05. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,869. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $19,314. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Service Class Shares
One Year	–	4.77%
Five Years	+	11.46%
Ten Years	+	8.14%
Standard Class Shares
One Year	–	4.53%
Five Years	+	11.74%
Inception (6/5/07)	+	6.96%

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$ 920.00	1.01%	$4.89
Service Class Shares	1,000.00	918.80	1.26%	6.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.11	1.01%	$5.14
Service Class Shares	1,000.00	1,018.85	1.26%	6.41

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	94.96%
Beverages	1.15%
Biotechnology	0.21%
Building Products	4.91%
Capital Markets	4.61%
Diversified Consumer Services	3.36%
Diversified Financial Services	4.48%
Diversified Telecommunication Services	0.81%
Electric Utilities	1.85%
Electrical Equipment	0.47%
Food & Staples Retailing	3.21%
Food Products	1.93%
Health Care Equipment & Supplies	4.82%
Health Care Providers & Services	0.99%
Health Care Technology	0.00%
Hotels, Restaurants & Leisure	16.13%
Household Products	1.31%
Insurance	4.74%
Internet & Catalog Retail	0.88%
Internet Software & Services	4.64%
IT Services	6.73%
Life Sciences Tools & Services	3.21%
Machinery	3.50%
Media	1.31%
Professional Services	0.19%
Real Estate Investment Trusts	5.11%
Road & Rail	0.96%
Software	6.47%
Specialty Retail	1.53%
Textiles, Apparel & Luxury Goods	4.11%
Trading Companies & Distributors	1.34%
Convertible Preferred Stock	0.17%
Master Limited Partnerships	1.37%
Money Market Fund	4.28%
Total Value of Securities	100.78%
Liabilities Net of Receivables and Other Assets	(0.78%	)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Vail Resorts	5.55%
Under Armour Class A	4.11%
CoStar Group	3.36%
Middleby	3.21%
Arch Capital Group	2.98%
Gartner	2.95%
Choice Hotels International	2.91%
SS&C Technologies Holdings	2.41%
Mettler-Toledo International	2.40%
MAXIMUS	2.26%
Total	32.14%

IT–Information Technology

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)
COMMON STOCK–94.96%
Beverages–1.15%
†Boston Beer Class A	30,600	$6,178,446

		6,178,446

Biotechnology–0.21%
†ACADIA Pharmaceuticals	31,000	1,105,150

		1,105,150

Building Products–4.91%
†Caesarstone Sdot-Yam	221,648	9,606,224
†Masonite International	150,000	9,184,500
†Trex	200,000	7,608,000

		26,398,724

Capital Markets–4.61%
Artisan Partners Asset Management	145,636	5,251,634
Cohen & Steers	215,000	6,553,200
Financial Engines	225,000	7,575,750
Moelis & Co	185,138	5,402,327

		24,782,911

Diversified Consumer Services–3.36%
†Bright Horizons Family Solutions	165,000	11,022,000
†Nord Anglia Education	347,400	7,045,272

		18,067,272

Diversified Financial Services–4.48%
FactSet Research Systems	50,900	8,274,813
Morningstar	84,403	6,786,845
MSCI Class A	125,000	9,016,250

		24,077,908

Diversified Telecommunication Services–0.81%
†Iridium Communications	519,673	4,370,450

		4,370,450

Electric Utilities–1.85%
ITC Holdings	253,260	9,940,455

		9,940,455

Electrical Equipment–0.47%
†Generac Holdings	85,500	2,545,335

		2,545,335

Food & Staples Retailing–3.21%
†Performance Food Group	200,000	4,628,000
†Smart & Final Stores	444,076	8,086,624
†United Natural Foods	116,023	4,566,665

		17,281,289

Food Products–1.93%
†TreeHouse Foods	132,000	10,356,720

		10,356,720

Health Care Equipment & Supplies–4.82%
†ConforMIS	400,000	6,916,000

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Edwards Lifesciences	36,000	$2,843,280
†IDEXX Laboratories	132,600	9,669,192
†Neogen	32,550	1,839,726
West Pharmaceutical Services	76,910	4,631,520

		25,899,718

Health Care Providers & Services–0.99%
†Community Health Systems	105,000	2,785,650
†Diplomat Pharmacy	75,000	2,566,500

		5,352,150

Health Care Technology–0.00%
†Inovalon Holdings Class A	800	13,600

		13,600

Hotels, Restaurants & Leisure–16.13%
Choice Hotels International	310,000	15,627,100
ClubCorp Holdings	248,283	4,536,130
†Diamond Resorts International	182,862	4,664,810
Interval Leisure Group	182,270	2,845,235
Marriott Vacations Worldwide	180,000	10,251,000
†Panera Bread Class A	36,000	7,012,080
†Penn National Gaming	156,600	2,508,732
†Pinnacle Entertainment	303,819	9,454,847
Vail Resorts	233,300	29,860,067

		86,760,001

Household Products–1.31%
Church & Dwight	82,800	7,028,064

		7,028,064

Insurance–4.74%
†Arch Capital Group	230,000	16,042,500
Primerica	200,000	9,446,000

		25,488,500

Internet & Catalog Retail–0.88%
†AO World	2,050,000	4,717,674

		4,717,674

Internet Software & Services–4.64%
†Benefitfocus	189,112	6,881,786
†CoStar Group	87,351	18,054,578

		24,936,364

IT Services–6.73%
Booz Allen Hamilton Holding	265,000	8,175,250
†Gartner	174,900	15,863,430
MAXIMUS	216,500	12,178,125

		36,216,805

Life Sciences Tools & Services–3.21%
Bio-Techne	48,600	4,374,000

LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Mettler-Toledo International	38,000	$12,886,940

		17,260,940

Machinery–3.50%
†Colfax	65,000	1,517,750
†Middleby	160,200	17,280,774

		18,798,524

Media–1.31%
Manchester United Class A	396,063	7,053,882

		7,053,882

Professional Services–0.19%
†IHS Class A	8,700	1,030,341

		1,030,341

Real Estate Investment Trusts–5.11%
Alexander’s	11,600	4,455,676
Alexandria Real Estate Equities	34,000	3,072,240
American Assets Trust	100,000	3,835,000
Douglas Emmett	270,000	8,418,600
Gaming and Leisure Properties	205,112	5,702,114
LaSalle Hotel Properties	80,000	2,012,800

		27,496,430

Road & Rail–0.96%
†Genesee & Wyoming Class A	95,839	5,145,596

		5,145,596

Software–6.47%
†ANSYS	126,300	11,682,750
†Guidewire Software	95,000	5,715,200
Pegasystems	161,500	4,441,250
SS&C Technologies Holdings	190,000	12,971,300

		34,810,500

Specialty Retail–1.53%
Dick’s Sporting Goods	233,300	8,247,155

		8,247,155

Textiles, Apparel & Luxury Goods–4.11%
†Under Armour Class A	274,000	22,087,140

		22,087,140

Trading Companies & Distributors–1.34%
Air Lease	215,000	7,198,200

		7,198,200

Total Common Stock (Cost $258,885,972)		510,646,244

	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCK–0.17%
Iridium Communications 6.75% exercise price $7.47	2,926	$908,523

Total Convertible Preferred Stock (Cost $731,500)		908,523

MASTER LIMITED PARTNERSHIPS–1.37%
Carlyle Group	166,000	2,592,920
Oaktree Capital Group	100,000	4,772,000

Total Master Limited Partnerships (Cost $8,237,857)		7,364,920

MONEY MARKET FUND–4.28%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	22,994,200	22,994,200

Total Money Market Fund (Cost $22,994,200)		22,994,200

LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.78% (Cost $290,849,529)	$541,913,887
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.78%)	(4,186,670)

NET ASSETS APPLICABLE TO 13,082,152 SHARES OUTSTANDING–100.00%	$537,727,217

NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($26,105,263 / 622,713 Shares)	$41.922

NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($511,621,954 / 12,459,439 Shares)	$41.063

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$252,679,202
Accumulated net investment loss	(836,253)
Accumulated net realized gain on investments	34,819,910
Net unrealized appreciation of investments	251,064,358

Total net assets	$537,727,217

†	Non-income producing for the period.

«	Includes $5,621,787 payable for securities purchased, $428,371 payable for fund shares redeemed and $555,699 due to manager and affiliates as of December 31, 2015.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunites Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$5,628,771
Foreign tax withheld	(8,016)

5,620,755

EXPENSES:
Management fees	5,755,571
Distribution fees-Service Class	1,380,468
Accounting and administration expenses	136,914
Reports and statements to shareholders	69,823
Professional fees	35,956
Trustees’ fees and expenses	13,753
Custodian fees	12,629
Consulting fees	2,121
Pricing fees	611
Other	5,568

7,413,414
Less management fees waived	(200,557)

Total operating expenses	7,212,857

NET INVESTMENT LOSS	(1,592,102)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	35,277,048
Foreign currencies	(22,369)
Foreign currency exchange contracts	179

Net realized gain	35,254,858

Net change in unrealized appreciation (depreciation) of:
Investments	(60,804,968)
Foreign currencies	8
Foreign currency exchange contracts	60

Net change in unrealized appreciation (depreciation)	(60,804,900)

NET REALIZED AND UNREALIZED LOSS	(25,550,042)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(27,142,144)

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunites Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,592,102)	$(251,567)
Net realized gain	35,254,858	45,867,792
Net change in unrealized appreciation (depreciation)	(60,804,900)	(18,977,565)

Net increase (decrease) in net assets resulting from operations	(27,142,144)	26,638,660

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(37,011)
Service Class	—	(1,037,995)
Net realized gain:
Standard Class	(2,050,758)	(47,161)
Service Class	(43,531,173)	(3,246,901)

	(45,581,931)	(4,369,068)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	26,334,107	3,442,484
Service Class	63,415,310	85,940,460
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,050,758	84,172
Service Class	43,531,173	4,284,792

	135,331,348	93,751,908

Cost of shares redeemed:
Standard Class	(7,588,936)	(11,464,926)
Service Class	(102,533,213)	(126,135,933)

	(110,122,149)	(137,600,859)

Increase (decrease) in net assets derived from capital share transactions	25,209,199	(43,848,951)

NET DECREASE IN NET ASSETS	(47,514,876)	(21,579,359)
NET ASSETS:
Beginning of year	585,242,093	606,821,452

End of year	$537,727,217	$585,242,093

Accumulated net investment loss/distributions in excess of net investment income	$(836,253)	$(891,623)

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunites Fund––8

LVIP Baron Growth Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Standard Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$47.819	$45.941	$35.526	$31.857	$30.546

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.017)	0.092	0.032	0.681	(0.158)
Net realized and unrealized gain (loss)	(2.102)	2.244	13.978	5.155	1.469

Total from investment operations	(2.119)	2.336	14.010	5.836	1.311

Less dividends and distributions from:
Net investment income	—	(0.197)	(0.184)	(0.483)	—
Net realized gain	(3.778)	(0.261)	(3.411)	(1.684)	—

Total dividends and distributions	(3.778)	(0.458)	(3.595)	(2.167)	—

Net asset value, end of period	$41.922	$47.819	$45.941	$35.526	$31.857

Total return[2]	(4.53% )	5.12%	40.41%	18.54%	4.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,105	$8,964	$16,739	$10,415	$7,770
Ratio of expenses to average net assets	1.01%	1.01%	1.03%	1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.05%	1.05%	1.06%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets	(0.03% )	0.20%	0.08%	1.97%	(0.49%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.07% )	0.16%	0.05%	1.93%	(0.53%	)
Portfolio turnover	12%	12%	6%	18%	18%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Baron Growth Opportunities Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$47.034	$45.201	$35.084	$31.488	$30.270

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.133)	(0.022)	(0.071)	0.586	(0.233)
Net realized and unrealized gain (loss)	(2.060)	2.201	13.783	5.092	1.451

Total from investment operations	(2.193)	2.179	13.712	5.678	1.218

Less dividends and distributions from:
Net investment income	—	(0.085)	(0.184)	(0.398)	—
Net realized gain	(3.778)	(0.261)	(3.411)	(1.684)	—

Total dividends and distributions	(3.778)	(0.346)	(3.595)	(2.082)	—

Net asset value, end of period	$41.063	$47.034	$45.201	$35.084	$31.488

Total return[2]	(4.77% )	4.85%	40.06%	18.24%	4.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$511,622	$576,278	$590,082	$404,872	$353,934
Ratio of expenses to average net assets	1.26%	1.26%	1.28%	1.29%	1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.30%	1.30%	1.31%	1.33%	1.33%
Ratio of net investment income (loss) to average net assets	(0.28% )	(0.05% )	(0.17% )	1.72%	(0.74%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.32% )	(0.09% )	(0.20% )	1.68%	(0.78%	)
Portfolio turnover	12%	12%	6%	18%	18%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that is aware of such dividends, net of all tax withholdings not elibible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (MLPs) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended December 31, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. The commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $2,014 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.00% on the first $250 million of average daily net assets of the Fund; 0.05% on the next $250 million, 0.10% on the next $250 million; and 0.15% in excess of $750 million of average daily net assets of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, cost for these administrative and legal services were as follows:

Administrative	$24,937
Legal	6,955

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and Statements to Shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $59,630 for the year ended December 31, 2015.

LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	446,101
Distribution fees payable to LFD	109,598

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$68,805,070
Sales	93,395,454

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$291,988,473

Aggregate unrealized appreciation	$259,064,268
Aggregate unrealized depreciation	(9,138,854)

Net unrealized appreciation	$249,925,414

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Common Stock	$510,646,244
Convertible Preferred Stock	908,523
Master Limited Partnerships	7,364,920
Money Market Fund	22,994,200

Total	$541,913,887

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 were as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$—	$785,725
Long-term capital gains	45,581,931	3,583,343

Total	$45,581,931	$4,369,068

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$252,679,202
Undistributed long-term capital gains	35,122,601
Net unrealized appreciation	249,925,414

Net assets	$537,727,217

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and partnership income.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, net operating losses and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$1,647,472	$(199,968)	$(1,447,504)

LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	551,673	75,481
Service Class	1,370,686	1,919,600
Shares issued upon reinvestment of dividends and distributions:
Standard Class	48,311	1,821
Service Class	1,046,221	95,275

	3,016,891	2,092,177

Shares redeemed:
Standard Class	(164,737)	(254,198)
Service Class	(2,209,844)	(2,817,157)

	(2,374,581)	(3,071,355)

Net increase (decrease)	642,310	(979,178)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risks that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

The effect of the derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$179	$60

LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives– The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (Average cost)	$1,087	$20,798

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a significant portion of its assets in small-and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities and no securities are determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Event

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Baron Growth Opportunities Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Baron Growth Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Baron Growth Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from otherswere not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Baron Growth Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A)
Long-Term
Capital Gain
Distributions
(Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015 for the service class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Baron Growth Opportunities Fund–18

LVIP Baron Growth Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were above the median investment management fee of the Morningstar peer group and considered LIAC’s view that the fee level was reasonable given the fee paid to the subadviser and the subadviser’s expertise in the investment strategy. The Board considered that LIAC had implemented an advisory fee waiver that includes breakpoints through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and above the benchmark index for the one year period and above the median return of the Morningstar peer group and the benchmark index for the three, five and ten year periods. The Board concluded that the services provided by BAMCO were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fees compared to the fee BAMCO charges to other funds and clients with similar objectives and noted BAMCO’s statement that the adviser does not charge a lower fee to other funds for which it manages comparable small cap portfolios with Ron Baron as the portfolio manager. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party, and that LIAC compensates BAMCO from its fees. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers in the form of bundled and unbundled commission rates and that research may or may not be used for the Fund and may be used for the benefit of other clients of BAMCO.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Baron Growth Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Baron Growth Opportunities Fund–22

LVIP BlackRock Emerging Markets Managed Volatility Fund

(formerly LVIP BlackRock Emerging Markets RPM Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP BlackRock Emerging Markets Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Emerging Markets Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

The Fund returned (15.01%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell Emerging Markets Index (net return)1, returned (12.80%).

Managed by:

Emerging market equities, represented by the Russell Emerging Markets Large Cap Index 2, declined (13.54%) (in US dollar terms) for the year 2015.

In the first quarter, looser monetary policy and the prospect for additional central bank support, along with lower oil prices, helped drive a rebound in many emerging equity markets.

The economic slowdown seen in some emerging economies last year, on the back of lower growth expectations in China, has resulted in many emerging market (EM) currencies weakening against the U.S. dollar. More recently, the appreciation of the U.S. dollar against the euro and the yen has added some pressure to EM currencies, which have depreciated close to 15% against the dollar during the past 12 months. However, certain EM currencies proved resilient with the help of lower oil prices.

The stabilization of energy prices created additional space for central banks in emerging countries to lower interest rates. Poland, Hungary, Chile, Mexico and China are among the many EM countries that have been in easing mode. China has additionally decreased the reserve requirement for its banks as a way to ease local financial conditions and foster growth this year.

Equity markets in emerging Asia exhibited notable strength in the first quarter as a number of central banks in the region have been easing rates. Additionally, these economies are well positioned to benefit from a future pickup in economic and export activity, which may also have contributed to investors’ recent preference for these markets. In particular, we believe the technology and retail sectors in countries such as Indonesia, Malaysia, Philippines and Taiwan are poised to reap the rewards of improving economic prospects.

After a negative start to the year, the Chinese stock market rebounded as exports surged and investors were encouraged that China was benefiting from stabilization in the global economy. The rally got another boost after central bank governor Zhou Xiaochuan commented that the “government can do more to support growth.”

In the second quarter, April was a strong month for emerging market equities, thanks to a reversal in the U.S. dollar and the later expected timing for an increase in the U.S. Federal Reserve’s target federal funds rate. However, enthusiasm for emerging market equities stalled out in the middle of the quarter due to weaker economic growth expectations in the emerging world alongside higher interest rates in the developed world.

Chinese officials still had considerable ammunition to address doubts about the health of the Chinese economy, but this year’s rally has left the mainland indexes trading at a significant premium. Price-to-earnings ratios on the Shanghai Stock Exchange had more than doubled from last summer’s lows, while multiples for stocks listed in Shenzhen had increased by roughly 150%. In less than a year, these mainland markets had gone from cheap to pricey, trading much higher than their five-year average valuations.

Brazilian equities also helped drive returns for the quarter as investors saw hope for a fiscal austerity plan. However, expectations for Brazil’s economy are poor. Forecasts included a 1.3% contraction in economic activity during 2015, high inflation and a weakening currency. Brazilian stocks were likely to face headwinds, including downward earnings revisions and the impact of central bank efforts to contain inflation. Adding to the pain is potentially more political fallout from the largest corruption scandal in Brazil’s history involving the partly state-owned oil company.

In the third quarter, global emerging market equities underperformed with a marked increase in volatility.

The quarter began at the height of the Greece debt crisis. After months of negotiation and the imposition of capital controls, the Greece Prime Minister, Alex Tsipras, issued a nationwide referendum to determine if Greece should accept the terms of a third bailout with creditors. Although his constituency rejected the bailout, Tsipras, fracturing his party in the process, capitulated to creditor demands and agreed to sale tax increases, pension reforms and additional austerity to avoid default and potential Greek exit from the Eurozone. The loss of support caused Tsipras to resign and call for another election on September 20th.

The third quarter also saw a shift in sentiment towards Chinese stocks. After rallying for most of 2015, investors, recognizing a weakness in growth and demand, withdrew significant funds from China’s equity markets. Despite continued government intervention and liquidity injections, the market continued to underperform. On August 11th, in an effort to boost the economy, Chinese officials devalued their currency by 1.86% — the largest single-day depreciation since China’s central bank imposed exchange rate reform in July 2005. This action pressured global markets with the fear that China’s growth slowdown signals a global economic slide.

The decrease of Chinese demand maintained pressure on commodity exporting countries. Brazil, still in the midst of corruption scandals at the state-controlled Petrobras, face high unemployment, drought and a continued slump in Q3. Brazil’s currency devalued by 26% over the course of the quarter; this weakness could continue given the lack of diversity in the country’s commodity-driven economy. Low commodity prices, however, have helped India’s gross domestic product (GDP) accelerate while maintaining low inflation.

In the fourth quarter, emerging markets performance echoed the large broad market themes of depressed commodity prices; concerns about China’s growth; and the U.S. Federal Reserve rate hike/strong dollar.

The September delay in the U.S. rate hike along with Chinese fiscal stimulus resulted in a strong October return for EM indices. However, enthusiasm waned as commodity prices remained low, and capital flowed back to the United States in anticipation of a December rate hike.

LVIP BlackRock Emerging Markets Managed Volatility Fund–1

LVIP BlackRock Emerging Markets Managed Volatility Fund

2015 Annual Report Commentary (continued)

China continues to perplex investors as data paints a mixed picture of the economy. Third-quarter growth in GDP came in better than expected at 6.9%; however, manufacturing numbers (PMI) reached a six-year low. Officials continue to implement stimulation measures such as rate cuts, while slowly adjusting expectations for the future. The Fifth Plenum reduced the GDP growth target to 6.5% and also removed the one child policy. Notably, in December, the International Monetary Fund (IMF) added the yuan to its basket of reserve currencies, representing the first change to the IMF’s Special Drawing Rights currency composition since 1999 — a major victory for the Chinese government and another step toward greater financial liberalization. In US dollar terms, the MSCI China Index3 was up 4.02% in the fourth quarter.

Commodity price pressures continue to perpetuate stagflation in Brazil. President Dilma Rousseff, combating low support and calls for impeachment, has struggled to break political stalemate or contain the widening Petrobras scandal. While local current returns are down only modestly, the sharp selloff in the Brazilian real detracted from US dollar-based performance. The rating agency, Fitch, downgraded Brazil noting the high level of national debt. In the fourth quarter, in US dollar terms, Brazil was down 3.28%.

Failing to produce a coalition government in Turkey, elections were held in early November which resulted in giving President Erdogan considerably more power. Investors took the news as offering some hope for political stability. Although Turkey’s economy faces inflation much higher than previous forecasts, the central bank has maintained their benchmark rate at 7.5%. The MSCI Turkey Index4 was down 0.26% over the course of the fourth quarter.

Although news about Greece has subsided from the headlines, the country was one of the worst performers in the fourth quarter. Nevertheless, signs of stability are starting to show. Fitch affirmed its CCC credit rating for Greece, saying the country’s €86 billion bailout has reduced the risk of default on private sector debt, and banks have executed a recapitalization plan, primarily using common and preferred shares. The MSCI Greece Index5 was down 16.75% in the fourth quarter.

Christopher Bliss, CFA

Greg Savage, CFA

Alan Mason

BlackRock Investment Management, LLC

Advised by:

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index6 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28% respectively.

The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index7, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017 providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index8 lost (0.81%) and the MSCI Emerging Markets NR Index9 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20 SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield10, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index11 posted total returns of 0.55% during the year.

The Fund invests predominantly in emerging markets, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, helping to stabilize the risk level in the Fund. At points during the 3rd of 2015 when the global equity markets were more volatile, the volatility management strategy was successful in reducing the overall volatility of the Fund

LVIP BlackRock Emerging Markets Managed Volatility Fund–2

LVIP BlackRock Emerging Markets Managed Volatility Fund

2015 Annual Report Commentary (continued)

and positively impacted the Fund’s relative returns. During the 4th quarter when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015 despite negative equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Financial Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 8/29/12 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Emerging Markets Managed Volatility Fund shares on 8/29/12 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,220 for the Standard Class shares and to $8,152 for the Service Class shares. For comparison, look at how the Russell Emerging Markets Index (net return) did from 8/29/12 through 12/31/15. The same $10,000 investment would have decreased to $9,501. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	15.01%
Inception (8/29/12)	–	5.70%
Service Class Shares
One Year	–	15.22%
Inception (8/29/12)	–	5.93%

1.

The Russell Emerging Markets Index (net return) measures the performance of the investable securities in emerging countries globally. The Russell Emerging Markets Index (net return) is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accruately reflect the changes in the market over time.

2.	The Russell Emerging Markets Large Cap Index offers investors access to the large-cap segment of the emerging equity universe.

3.	The MSCI China Index captures large and mid cap representation across China securities listed on the Shanghai and Shenzhen exchanges.

4.	The MSCI Turkey Index is designed to measure the performance of the large and mid cap segments of the Turkish market.

5.	The MSCI Greece Index is designed to measure the performance of the large and mid cap segments of the Greek market.

6.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

7.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

8.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

10.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U. S. government pays to borrow money for 10 years.

11.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U. S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP BlackRock Emerging Markets Managed Volatility Fund–3

LVIP BlackRock Emerging Markets Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$829.40	0.76%	$3.50
Service Class Shares	1,000.00	828.30	1.01%	4.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.37	0.76%	$3.87
Service Class Shares	1,000.00	1,020.11	1.01%	5.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Emerging Markets Managed Volatility Fund–4

LVIP BlackRock Emerging Markets Managed Volatility Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets
Common Stock	75.84%
Brazil	3.09%
China	20.45%
Colombia	0.42%
Curacao	0.08%
Czech Republic	0.18%
Greece	0.10%
Hong Kong	5.60%
Hungary	0.20%
India	1.77%
Indonesia	1.80%
Malaysia	2.92%
Mexico	3.77%
Netherlands	0.40%
Peru	0.23%
Philippines	1.34%
Poland	0.95%
Republic of Korea	11.31%
Russia	3.27%
South Africa	4.98%
Taiwan	9.45%
Thailand	1.77%
Turkey	1.09%
United Arab Emirates	0.63%
United Kingdom	0.04%
Exchange-Traded Funds	6.90%
Preferred Stock	2.58%
Rights	0.00%
Money Market Fund	12.83%
Total Value of Securities	98.15%
Receivables and Other Assets Net of Liabilities	1.85%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	0.27%
Air Freight & Logistics	0.08%
Airlines	0.14%
Auto Components	0.56%
Automobiles	1.93%
Banks	13.18%
Beverages	1.30%
Biotechnology	0.03%
Building Products	0.05%
Capital Markets	7.80%
Chemicals	1.76%
Commercial Banks	0.06%
Commercial Services & Supplies	0.13%
Communications Equipment	0.03%
Construction & Engineering	0.79%
Construction Materials	0.81%
Consumer Finance	0.05%
Containers & Packaging	0.07%
Distributors	0.03%
Diversified Consumer Services	0.23%
Diversified Financial Services	1.26%
Diversified Telecommunication Services	1.32%
Electric Utilities	0.98%
Electrical Equipment	0.18%
Electronic Equipment, Instruments & Components	1.76%
Energy Equipment & Services	0.11%
Food & Staples Retailing	1.36%
Food Products	1.88%
Gas Utilities	0.45%
Health Care Equipment & Supplies	0.16%
Health Care Providers & Services	0.52%
Hotels, Restaurants & Leisure	0.45%
Household Durables	0.80%
Household Products	0.34%
Independent Power & Renewable Electricity Producers	0.62%
Industrial Conglomerates	2.19%
Insurance	3.38%
Internet & Catalog Retail	1.23%
Internet Software & Services	6.85%
IT Services	0.89%
Leisure Products	0.04%
Machinery	0.50%
Marine	0.15%
Media	1.93%
Metals & Mining	1.84%
Multiline Retail	0.51%
Multi-Utilities	0.07%

LVIP BlackRock Emerging Markets Managed Volatility Fund–5

LVIP BlackRock Emerging Markets Managed Volatility Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (continued)

Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	5.90%
Paper & Forest Products	0.18%
Personal Products	0.65%
Pharmaceuticals	0.97%
Real Estate Investment Trusts	0.41%
Real Estate Management & Development	2.09%
Road & Rail	0.09%
Semiconductors & Semiconductor Equipment	3.86%
Software	0.17%
Specialty Retail	0.40%
Technology Hardware, Storage & Peripherals	4.27%
Textiles, Apparel & Luxury Goods	0.60%
Tobacco	0.29%
Trading Companies & Distributors	0.03%
Transportation Infrastructure	0.80%
Water Utilities	0.22%
Wireless Telecommunication Services	3.32%
Total	85.32%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
iShares India 50	3.06%
iShares MSCI India	2.85%
Samsung Electronics	2.78%
Taiwan Semiconductor Manufacturing	2.46%
Tencent Holdings	2.28%
Alibaba Group Holding ADR	1.75%
China Mobile	1.48%
China Construction Bank	1.48%
Naspers Class N	1.35%
Baidu ADR	1.24%
Total	20.73%

IT–Information Technology

LVIP BlackRock Emerging Markets Managed Volatility Fund–6

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)
rCOMMON STOCK–75.84%
Brazil–3.09%
AES Tiete	6,100	$22,254
Ambev	332,100	1,496,664
Banco Bradesco	36,216	187,444
Banco do Brasil	72,500	269,807
BB Seguridade Participacoes	43,200	265,365
BM&FBovespa	106,800	293,641
BR Malls Participacoes	22,300	62,495
BRF	30,900	432,201
BTG Pactual Group	13,400	50,747
CCR	45,200	143,219
†Centrais Eletricas Brasileiras	10,800	15,706
CETIP	19,223	181,999
Cia de Saneamento Basico do Estado de Sao Paulo	16,900	80,771
Cia Energetica de Minas Gerais	6,582	10,702
Cia Paranaense de Energia	1,000	4,040
Cia Siderurgica Nacional	49,700	50,192
Cielo	45,672	387,326
Cosan Industria e Comercio	3,800	24,177
†CPFL Energia	10,817	41,457
†CPFL Energias Renovaveis	4,300	12,485
Embraer	46,000	350,621
Fibria Celulose	15,900	208,304
@Gerdau	7,300	6,414
†Hypermarcas	23,000	126,068
Itau Unibanco Holding	18,404	114,212
Itausa - Investimentos Itau	18,560	32,942
JBS	69,000	215,146
Klabin	26,600	157,486
Kroton Educacional	100,872	242,706
Localiza Rent a Car	3,230	20,240
Lojas Americanas	7,350	23,140
Lojas Renner	44,500	192,120
M Dias Branco	1,700	28,542
Multiplan Empreendimentos Imobiliarios	2,900	27,823
Multiplus	1,800	16,969
Natura Cosmeticos	10,400	61,678
Odontoprev	9,900	23,620
†Oi	3,570	2,163
†Petroleo Brasileiro	174,100	376,701
Porto Seguro	3,100	22,533
Raia Drogasil	13,300	119,139
Telefonica Brasil	1,700	14,589
Tim Participacoes	39,600	68,586
TOTVS	6,300	49,356
Tractebel Energia	15,500	131,058
Transmissora Alianca de Energia Eletrica	5,800	24,528
Ultrapar Participacoes	23,900	364,763
Usinas Siderurgicas de Minas Gerais	8,800	8,932
Vale	94,700	311,538

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Brazil (continued)
Via Varejo	4,600	$3,798
WEG	26,340	99,420

		7,477,827

☐China–20.45%
#†3SBio 144A	44,500	62,078
†58.com ADR	4,733	312,189
AAC Technologies Holdings	49,000	318,758
Agile Property Holdings	99,000	54,954
Agricultural Bank of China	1,578,000	642,160
Air China	88,000	69,017
†Alibaba Group Holding ADR	52,162	4,239,206
†Aluminum Corp of China	206,000	67,621
Angang Steel	56,000	22,531
Anhui Conch Cement	57,000	152,363
ANTA Sports Products	69,000	188,634
†Autohome ADR	4,006	139,889
AviChina Industry & Technology	108,000	84,388
†Baidu ADR	15,831	2,992,692
Bank of China	4,678,000	2,075,664
Bank of Communications	380,000	266,482
Baoxin Auto Group	42,500	26,448
BBMG	77,000	52,012
Beijing Capital International Airport	50,000	53,702
Beijing Jingneng Clean Energy	68,000	23,984
Biostime International Holdings	8,500	17,413
†Bitauto Holdings ADR	2,554	72,227
BOE Technology Group Class B	86,700	25,650
†Byd	36,000	196,372
#CGN Power 144A	448,000	166,798
†Cheetah Mobile ADR	1,944	31,143
China BlueChemical	122,000	33,028
China Cinda Asset Management	622,000	228,930
†China CITIC Bank	503,000	324,186
China Coal Energy	131,000	50,025
China Communications Construction	231,000	234,048
China Communications Services	154,000	57,605
China Construction Bank	5,263,000	3,590,099
†China COSCO Holdings	144,500	65,270
†China Eastern Airlines	102,000	57,698
China Everbright Bank	211,000	102,166
China Galaxy Securities	210,500	191,307
China Hongqiao Group	85,000	50,340
#†China Huarong Asset Management 144A	371,000	146,961
China Huishan Dairy Holdings	364,000	139,204
#†China International Capital Class H 144A	42,800	69,694
China International Marine Containers Group	29,300	53,335
China Life Insurance	412,000	1,322,585
China Longyuan Power Group	183,000	137,610

LVIP BlackRock Emerging Markets Managed Volatility Fund–7

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
☐China (continued)
China Mengniu Dairy	146,000	$237,005
China Merchants Bank	247,582	579,542
=China Merchants Property Development Class B	16,350	74,470
China Minsheng Banking	307,300	303,147
China Molybdenum	288,000	53,562
China National Building Material	178,000	84,676
China Oilfield Services	96,000	82,492
China Pacific Insurance Group	165,400	676,870
China Petroleum & Chemical	1,380,000	828,714
China Railway Construction	101,500	124,921
China Railway Group	242,000	182,511
†China Reinsurance Group Class H	199,000	60,854
China Shenhua Energy	165,500	258,425
†China Shipping Container Lines	192,000	53,095
China Shipping Development	68,000	45,045
China Southern Airlines	120,000	92,507
China Telecom	718,000	334,919
=China Vanke Class B	64,000	189,106
Chongqing Changan Automobile Class B	44,900	98,856
Chongqing Rural Commercial Bank	202,000	121,324
CNOOC	970,000	1,009,540
Country Garden Holdings	531,733	216,709
CRRC	235,000	288,685
CSG Holding Class B	114,100	105,193
CSPC Pharmaceutical Group	222,000	226,328
†Ctrip.com International ADR	15,516	718,856
#Dalian Wanda Commercial Properties 144A	17,000	98,667
Datang International Power
Generation	168,000	50,859
Dongfang Electric	13,400	13,580
Dongfeng Motor Group	142,000	188,108
ENN Energy Holdings	52,000	275,836
Evergrande Real Estate Group	334,000	292,405
FIH Mobile	50,000	19,029
Fosun International	123,000	191,126
Golden Eagle Retail Group	17,000	20,531
Great Wall Motor	156,000	180,182
†Greentown China Holdings	45,500	44,957
Guangdong Electric Power Development Class B	38,040	25,012
Guangshen Railway	98,000	48,699
Guangzhou Automobile Group	104,000	92,397
Guangzhou Baiyunshan Pharmaceutical Holdings	12,000	33,845
Guangzhou R&F Properties	56,800	69,642
Haitian International Holdings	67,000	97,206
Haitong Securities	155,200	272,166
#Harbin Bank 144A	56,000	17,416
Hengan International Group	45,000	422,461

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
☐China (continued)
Huadian Fuxin Energy	86,000	$24,475
Huadian Power International	94,000	60,824
Huaneng Power International	176,000	150,705
Huaneng Renewables	150,000	44,515
Industrial & Commercial Bank of China	4,896,000	2,934,715
Inner Mongolia Yitai Coal Class B	57,200	51,934
Intime Retail Group	62,500	61,270
†JD.com ADR	49,573	1,599,473
Jiangling Motors Class B	13,622	47,439
Jiangsu Expressway	52,000	69,789
Jiangxi Copper	62,000	73,179
†Jumei International Holding ADR	4,168	37,762
Kingsoft	29,000	70,421
Lenovo Group	484,000	488,443
Longfor Properties	63,500	94,443
†Luye Pharma Group	89,000	92,596
Metallurgical Corp of China	150,000	45,060
Mindray Medical International ADR	7,852	212,946
†Momo ADR	2,627	42,085
NetEase ADR	4,150	752,146
New China Life Insurance	37,200	155,452
New Oriental Education & Technology Group ADR	9,829	308,336
People’s Insurance Group of China	406,000	197,669
PetroChina	1,122,000	734,497
PICC Property & Casualty	188,060	371,135
Ping An Insurance Group of China	276,000	1,522,039
†Qihoo 360 Technology ADR	5,871	427,467
†Qunar Cayman Islands ADR	4,538	239,334
†Semiconductor Manufacturing International	1,963,000	199,625
Shandong Weigao Group Medical Polymer	96,000	65,642
Shanghai Electric Group	140,000	73,742
Shanghai Fosun Pharmaceutical Group	17,000	49,181
Shanghai Lujiazui Finance & Trade Zone Development Class B	25,700	104,266
Shanghai Pharmaceuticals Holding	38,800	83,629
†Shanghai Zhenhua Heavy Industries Class B	107,200	63,649
Shenzhou International Group Holdings	41,000	234,959
Shui On Land	95,500	26,100
†Shunfeng International Clean Energy	40,000	10,079
=Sihuan Pharmaceutical Holdings Group	350,000	45,160
†SINA	4,735	233,909
Sino-Ocean Land Holdings	213,000	135,810
Sinopec Engineering Group	35,000	29,772
†Sinopec Oilfield Service	162,000	42,071
†Sinopec Shanghai Petrochemical	158,000	62,489

LVIP BlackRock Emerging Markets Managed Volatility Fund–8

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
☐China (continued)
Sinopharm Group	63,600	$253,902
Sinotrans Class H	65,000	34,600
†SOHO China	156,500	75,521
†@Sohu.com	2,938	168,024
SouFun Holdings ADR	20,354	150,416
Sun Art Retail Group	186,500	140,318
Tencent Holdings	282,100	5,523,443
#†=Tianhe Chemicals Group 144A	546,000	8,806
Tingyi Cayman Islands Holding	92,000	130,701
TravelSky Technology	25,000	40,932
Tsingtao Brewery	24,000	108,112
@Uni-President China Holdings	52,000	39,827
†Vipshop Holdings ADR	24,617	375,902
Want Want China Holdings	304,000	225,622
†Weibo ADR	671	13,085
Weichai Power	50,000	55,062
Weifu High-Technology Group Class B	3,900	10,019
Xinjiang Goldwind Science & Technology	35,600	67,872
Xinyi Solar Holdings	214,000	86,757
Yantai Changyu Pioneer Wine Class B	12,600	45,552
Yanzhou Coal Mining	104,000	48,224
†Youku Tudou ADR	6,550	177,701
†YY ADR	2,387	149,116
Zhejiang Expressway	84,000	100,366
Zhuzhou CSR Times Electric	34,000	196,060
Zijin Mining Group	316,000	82,724
Zoomlion Heavy Industry Science & Technology	59,800	22,131
ZTE	36,520	82,903

		49,493,872

Colombia–0.42%
Almacenes Exito	11,594	48,575
Banco de Bogota	3,192	58,601
Bancolombia	11,538	76,254
Cementos Argos	25,213	73,864
†Cemex Latam Holdings	9,618	31,146
Ecopetrol	145,267	51,252
Empresa de Energia de Bogota	112,169	60,775
Financiera Colombiana Class CD	8,381	101,116
†Financiera Colombiana Class ND	78	910
Grupo Argos	16,469	84,044
Grupo de Inversiones Suramericana	12,912	145,207
Grupo Nutresa	17,391	122,167
Interconexion Electrica	23,598	54,488
Isagen	103,320	110,008

		1,018,407

Curacao–0.08%
Eclat Textile	14,000	191,974

		191,974

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Czech Republic–0.18%
CEZ	12,438	$221,806
Komercni banka	1,083	214,996

		436,802

Greece–0.10%
†Alpha Bank AE	2,525	6,767
†Eurobank Ergasias	4,854	5,438
Hellenic Telecommunications Organization	11,462	114,707
†National Bank of Greece	4,716	1,743
OPAP	11,828	103,789
†Piraeus Bank	438	131

		232,575

■Hong Kong–5.60%
†Alibaba Health Information
Technology	176,000	120,970
†Alibaba Pictures Group	240,000	58,846
ASM Pacific Technology	23,500	183,474
Beijing Enterprises Holdings	27,500	165,775
†Beijing Enterprises Water Group	232,000	161,814
Belle International Holdings	416,000	311,250
BEP International Holdings	400,000	33,298
BOC Hong Kong Holdings	226,500	689,236
Brilliance China Automotive Holdings	204,000	255,149
†CAR	19,000	31,309
†China Agri-Industries Holdings	77,100	26,301
China Conch Venture Holdings	67,500	139,645
China Everbright	56,000	127,904
China Everbright International	182,000	232,716
China Gas Holdings	124,000	178,171
†China Innovative Finance Group	1,182,000	125,601
China Jinmao Holdings Group	170,000	57,905
China Medical System Holdings	114,000	167,072
China Merchants Holdings International	68,000	215,072
China Mobile	319,000	3,590,651
China Overseas Land & Investment	266,000	926,030
†China Overseas Property Holdings	88,667	14,530
China Power International Development	180,000	103,613
China Resources Beer Holdings	62,000	132,287
China Resources Cement Holdings	52,000	15,883
China Resources Gas Group	52,000	154,974
China Resources Land	157,555	455,911
China Resources Power Holdings	128,000	247,640
China State Construction International Holdings	104,000	179,846
†China Taiping Insurance Holdings	67,194	206,250
China Unicom Hong Kong	342,000	413,132
Chow Tai Fook Jewellery Group	82,600	53,234
CITIC	380,000	670,023

LVIP BlackRock Emerging Markets Managed Volatility Fund–9

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
■Hong Kong (continued)
COSCO Pacific	86,000	$94,533
Far East Horizon	108,000	100,058
GCL-Poly Energy Holdings	488,000	72,557
Geely Automobile Holdings	420,000	221,928
†GF Securities Class H	37,400	93,283
GOME Electrical Appliances Holding	509,000	84,374
Guangdong Investment	204,000	288,091
Guotai Junan International Holdings	115,000	39,960
Haier Electronics Group	101,000	203,867
†=Hanergy Thin Film Power Group	1,106,000	1
†Hopson Development Holdings	54,000	53,534
Huabao International Holdings	56,000	20,311
#†IMAX China Holding 144A	3,900	27,501
Kerry Logistics Network	31,500	45,819
Kerry Properties	39,500	107,493
Kingboard Chemical Holdings	11,000	17,499
Kunlun Energy	256,000	227,302
Lee & Man Paper Manufacturing	67,000	37,266
New World China Land	128,000	102,106
Nine Dragons Paper Holdings	80,000	46,977
NWS Holdings	90,000	134,345
Shanghai Industrial Holdings	34,000	88,758
Shangri-La Asia	86,000	83,736
#Shengjing Bank Class H 144A	44,000	56,576
Shenzhen International Holdings	42,000	77,283
Shenzhen Investment	172,000	80,017
Shimao Property Holdings	107,500	189,494
Sino Biopharmaceutical	312,000	282,081
Sunac China Holdings	78,000	59,932
Yue Yuen Industrial Holdings	48,000	162,599

		13,544,793

Hungary–0.20%
MOL Hungarian Oil & Gas	2,218	108,197
OTP Bank	13,302	273,555
Richter Gedeon	4,959	93,615

		475,367

India–1.77%
Dr. Reddy’s Laboratories ADR	6,983	323,243
ICICI Bank ADR	56,775	444,548
Infosys ADR	57,564	964,197
Larsen & Toubro GDR	8,973	173,329
Mahindra & Mahindra GDR	20,259	387,147
#Reliance Industries GDR 144A	28,715	878,679
State Bank of India GDR	9,926	333,820
†Tata Motors ADR	12,773	376,420
Wipro ADR	34,300	395,822

		4,277,205

Indonesia–1.80%
Adaro Energy	725,200	26,793
Astra Agro Lestari	17,000	19,375

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Indonesia (continued)
Astra International	987,600	$425,334
Bank Central Asia	720,500	690,171
Bank Danamon Indonesia	160,000	36,995
Bank Mandiri Persero	592,700	393,505
Bank Negara Indonesia Persero	418,800	149,911
Bank Rakyat Indonesia Persero	618,300	507,347
Bumi Serpong Damai	408,000	52,617
Charoen Pokphand Indonesia	422,000	78,623
Gudang Garam	14,200	56,348
Indocement Tunggal Prakarsa	64,700	103,735
Indofood CBP Sukses Makmur	25,500	24,664
Indofood Sukses Makmur	289,700	107,813
Jasa Marga Persero	99,500	37,425
Kalbe Farma	1,577,400	150,053
Lippo Karawaci	883,500	66,110
Matahari Department Store	51,500	65,184
Media Nusantara Citra	228,500	30,416
Mitra Keluarga Karyasehat	335,000	57,985
Perusahaan Gas Negara Persero	564,700	111,319
Semen Indonesia Persero	166,900	136,732
Surya Citra Media	241,500	53,841
Telekomunikasi Indonesia Persero	2,825,300	632,688
†Tower Bersama Infrastructure	95,500	40,391
Unilever Indonesia	57,300	152,930
United Tractors	93,000	113,217
†Vale Indonesia	139,500	16,369
†XL Axiata	109,000	28,684

		4,366,575

Malaysia–2.92%
AMMB Holdings	92,100	96,922
Astro Malaysia Holdings	146,100	93,636
Axiata Group	283,700	422,780
British American Tobacco Malaysia	8,000	104,343
Bumi Armada	193,800	45,925
CIMB Group Holdings	238,900	251,893
DiGi.Com	264,500	332,092
Felda Global Ventures Holdings	281,100	111,446
Gamuda	128,300	138,978
Genting	108,900	185,731
Genting Malaysia	126,100	128,463
Hong Leong Bank	30,400	94,727
Hong Leong Financial Group	6,500	21,082
IHH Healthcare	170,700	261,606
IJM	205,400	161,489
IOI	171,000	177,102
IOI Properties Group	106,691	55,781
KLCC Property Holdings	23,300	38,233
Kuala Lumpur Kepong	28,400	151,056
Lafarge Malaysia	26,900	55,636
Malayan Banking	282,600	551,865
Malaysia Airports Holdings	60,300	78,532

LVIP BlackRock Emerging Markets Managed Volatility Fund–10

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Malaysia (continued)
Maxis	144,600	$228,477
MISC	73,900	160,661
MMC	191,400	87,106
Nestle Malaysia	4,700	80,349
Petronas Chemicals Group	208,100	351,514
Petronas Dagangan	17,500	101,328
Petronas Gas	40,000	211,585
PPB Group	35,700	131,797
Public Bank	137,060	590,566
RHB Capital	34,900	45,994
SapuraKencana Petroleum	202,400	94,958
Sime Darby	133,200	239,338
SP Setia	50,500	37,638
Telekom Malaysia	104,000	163,882
Tenaga Nasional	227,400	704,074
UMW Holdings	12,000	21,951
Westports Holdings	75,000	71,762
YTL	288,200	105,153
YTL Power International	204,120	70,229

		7,057,680

Mexico–3.77%
Alfa Class A	168,300	333,303
Alpek	17,877	24,999
America Movil	960,600	674,446
Arca Continental	22,900	139,110
†Cemex	783,256	427,219
Coca-Cola Femsa	23,100	165,270
Concentradora Fibra Danhos	23,500	48,544
Controladora Comercial Mexicana	20,900	57,508
El Puerto de Liverpool	9,000	110,055
Fibra Uno Administracion	136,100	300,017
Fomento Economico Mexicano	108,000	1,007,569
Fresnillo	12,616	131,175
Gentera	45,200	86,944
Gruma Class B	11,400	160,398
Grupo Aeroportuario del Pacifico Class B	24,500	216,428
Grupo Aeroportuario del Sureste Class B	13,300	188,428
†Grupo Bimbo Class A	139,100	369,426
Grupo Carso Class A1	18,600	77,708
Grupo Comercial Chedraui	20,300	53,748
Grupo Elektra	2,990	64,848
Grupo Financiero Banorte Class O	164,100	902,684
Grupo Financiero Inbursa	135,100	244,663
Grupo Financiero Santander Mexico Class B	99,200	173,720
Grupo Lala	42,600	98,579
Grupo Mexico Class B	219,600	468,793
Grupo Sanborns	19,200	29,245
Grupo Televisa CPO	164,400	900,233

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Mexico (continued)
†IDEAL Class B1	50,800	$81,003
Industrias Penoles	4,545	46,753
Infraestructura Energetica Nova	14,300	59,751
†Kimberly-Clark de Mexico Class A	101,600	237,054
Megacable Holdings	10,300	38,244
Mexichem	55,800	125,271
†Minera Frisco	31,700	15,083
#Nemak 144A	38,600	52,209
†OHL Mexico	22,700	23,894
†Organizacion Soriana Class B	16,400	37,589
†Promotora y Operadora de Infraestructura	16,100	189,570
†Telesites	48,030	31,325
Wal-Mart de Mexico Class V	292,600	738,554

		9,131,360

Netherlands–0.40%
Steinhoff International Holdings	190,618	967,953

		967,953

Peru–0.23%
BBVA Banco Continental	23,096	18,804
†Cia de Minas Buenaventura ADR	18,420	78,838
Credicorp	4,453	433,366
†Sociedad Minera Cerro Verde	1,206	17,487

		548,495

Philippines–1.34%
Aboitiz Equity Ventures	122,060	150,149
Aboitiz Power	94,400	83,889
Alliance Global Group	186,700	63,813
Ayala	14,710	236,407
Ayala Land	315,600	231,334
BDO Unibank	75,860	169,092
Bloomberry Resorts	141,400	13,643
DMCI Holdings	245,000	71,839
Emperador	168,500	32,138
Energy Development	491,400	64,724
Globe Telecom	2,200	86,662
GT Capital Holdings	4,015	112,794
International Container Terminal Services	31,600	47,199
JG Summit Holdings	173,899	271,370
Jollibee Foods	18,580	86,491
LT Group	204,900	64,612
Manila Electric	9,920	67,558
Megaworld	559,000	50,501
Metro Pacific Investments	556,000	61,508
Metropolitan Bank & Trust	68,388	116,974
Petron	458,500	68,049
Philippine Long Distance Telephone	5,255	230,375
San Miguel	21,640	23,012
Semirara Mining & Power	17,100	49,640

LVIP BlackRock Emerging Markets Managed Volatility Fund–11

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Philippines (continued)
SM Investments	19,672	$360,354
SM Prime Holdings	459,100	211,707
Travellers International Hotel Group	87,700	8,188
Universal Robina	54,090	214,032

		3,248,054

Poland–0.95%
Bank Handlowy w Warszawie	224	4,092
†Bank Millennium	11,313	16,024
Bank Pekao	7,888	288,077
†Bank Zachodni WBK	1,176	84,733
†Cyfrowy Polsat	24,736	131,480
Enea	2,486	7,133
ING Bank Slaski	1,650	49,275
KGHM Polska Miedz	9,844	158,777
LPP	41	57,934
†mBank	797	63,645
Orange Polska	36,729	61,420
PGE Polska Grupa Energetyczna	60,671	196,690
Polski Koncern Naftowy Orlen	19,340	332,907
Polskie Gornictwo Naftowe i Gazownictwo	120,732	157,567
†Powszechna Kasa Oszczednosci Bank
Polski	46,103	320,199
Powszechny Zaklad Ubezpieczen	35,320	304,690
Tauron Polska Energia	101,776	74,563

		2,309,206

Republic of Korea–11.31%
Amorepacific	1,835	642,642
AMOREPACIFIC Group	1,955	243,743
BGF retail	879	126,995
BS Financial Group	17,808	126,605
†Celltrion	3,294	234,526
CJ	979	207,524
CJ CheilJedang	403	128,640
†Cj Korea Express	308	49,796
Coway	2,722	193,418
Daelim Industrial	1,371	77,257
†Daewoo Engineering & Construction	6,943	32,770
Daewoo International	2,500	34,356
Daewoo Securities	11,116	87,814
Daewoo Shipbuilding & Marine Engineering	5,809	24,708
Daum Kakao	1,639	160,253
Dongbu Insurance	3,137	187,310
Doosan	454	34,044
Doosan Heavy Industries & Construction	4,300	74,670
†Doosan Infracore	6,520	25,769
E-MART	1,041	166,699
GS Holdings	3,547	151,675

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Republic of Korea (continued)
Hana Financial Group	16,473	$328,509
Hankook Tire	3,937	156,711
†Hanmi Pharm	309	188,928
†Hanmi Science	872	94,360
Hanon Systems	1,630	71,438
Hanssem	650	127,104
Hanwha	2,219	73,423
Hanwha Chemical	7,360	167,349
Hanwha Life Insurance	10,192	64,104
Hotel Shilla	1,595	104,227
Hyosung	1,672	165,030
Hyundai Department Store	1,025	109,633
Hyundai Development Co-Engineering & Construction	2,872	93,661
Hyundai Engineering & Construction	5,716	136,941
Hyundai Glovis	685	111,382
†Hyundai Heavy Industries	2,109	155,566
Hyundai Mobis	4,260	889,505
Hyundai Motor	8,720	1,097,562
Hyundai Steel	3,777	158,837
Hyundai Wia	713	67,277
Industrial Bank of Korea	19,719	205,771
Kangwon Land	6,493	211,490
KB Financial Group	19,169	538,965
KCC	341	120,050
KEPCO Plant Service & Engineering	1,029	77,679
Kia Motors	15,643	696,102
Korea Aerospace Industries	3,264	215,027
Korea Electric Power	14,151	598,319
Korea Gas	1,220	37,989
Korea Investment Holdings	2,023	84,366
Korea Zinc	446	177,280
†Korean Air Lines	2,185	51,188
KT&G	6,217	551,351
Kumho Petrochemical	746	32,635
LG	5,529	331,686
LG Chem	2,636	726,275
LG Display	13,605	281,218
LG Electronics	6,232	282,759
LG Household & Health Care	499	442,202
LG Uplus	11,580	102,047
Lotte Chemical	871	177,364
Lotte Shopping	557	109,349
NAVER	1,570	873,713
NCSoft	1,013	182,248
NH Investment & Securities	14,416	121,728
OCI	1,157	72,800
Orion	180	177,436
†Paradise	4,348	64,567
POSCO	4,208	588,263
†Samsung C&T	3,751	441,856
Samsung Card	1,545	40,366

LVIP BlackRock Emerging Markets Managed Volatility Fund–12

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Republic of Korea (continued)
Samsung Electro-Mechanics	2,997	$158,913
Samsung Electronics	6,324	6,731,346
Samsung Fire & Marine Insurance	1,811	472,444
Samsung Heavy Industries	8,952	81,377
Samsung Life Insurance	4,496	419,295
Samsung SDI	3,055	293,095
Samsung SDS	1,679	360,396
Samsung Securities	3,314	116,072
Shinhan Financial Group	22,662	759,708
Shinsegae	352	68,346
SK Holdings	1,912	388,768
SK Hynix	31,706	817,394
†SK Innovation	3,143	343,995
S-Oil	2,843	190,055
Woori Bank	25,299	188,833

		27,376,887

Russia–3.27%
Alrosa	91,600	70,189
†Bank Otkritie Financial	2,689	45,181
Bashneft	2,065	56,341
E.ON Russia	530,000	23,069
Gazprom	321,564	599,521
@Gazprom ADR	165,160	614,105
Inter	947,000	14,372
†Lenta GDR	3,859	26,246
Lukoil	14,242	457,838
Lukoil ADR	14,593	474,054
Magnit	3,432	527,477
Magnitogorsk Iron & Steel Works	196,100	50,650
†Mail.Ru Group GDR	6,561	146,724
MegaFon	5,251	61,210
MMC Norilsk Nickel	2,984	374,003
Mobile TeleSystems	72,810	209,286
Moscow Exchange MICEX-RTS	29,930	37,421
Novatek	126,344	1,022,148
Novolipetsk Steel	34,900	29,928
PhosAgro	900	34,780
Polymetal International	9,179	78,545
Rosneft	41,380	143,817
Rostelecom	38,040	47,106
RusHydro	4,280,000	39,827
Sberbank of Russia	276,300	382,601
Sberbank of Russia ADR	65,000	381,316
Severstal	12,830	107,122
Sistema JSFC	152,500	36,839
Surgutneftegas	926,750	431,705
Surgutneftegas ADR	113,978	528,660
Tatneft	92,560	403,217
United RUSAL	249,474	76,893
†Uralkali	45,840	111,157
VTB Bank	116,460,000	127,118

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Russia (continued)
VTB Bank GDR	74,000	$155,774

		7,926,240

South Africa–4.98%
†Anglo American Platinum	2,518	30,334
†AngloGold Ashanti	21,904	150,262
†Aspen Pharmacare Holdings	18,337	366,189
Barclays Africa Group	21,700	201,392
Barloworld	10,517	42,315
Bidvest Group	16,312	346,317
Capitec Bank Holdings	4,388	152,637
Coronation Fund Managers	26,184	89,702
Discovery	20,666	177,292
Exxaro Resources	8,203	23,309
FirstRand	211,057	576,962
Foschini Group	12,247	96,261
Gold Fields	41,147	112,556
Growthpoint Properties	122,692	184,199
†Impala Platinum Holdings	26,618	43,072
Imperial Holdings	9,629	74,660
Kumba Iron Ore	6,311	16,816
Liberty Holdings	10,044	74,772
Life Healthcare Group Holdings	48,192	109,422
Massmart Holdings	6,144	39,785
Mediclinic International	24,771	190,587
MMI Holdings	68,754	97,525
Mr Price Group	10,315	133,433
MTN Group	92,152	794,041
Naspers Class N	23,879	3,264,751
Nedbank Group	12,714	155,355
Netcare	79,698	174,600
Pick n Pay Stores	13,295	55,860
Pioneer Foods Group	10,253	105,200
PSG Group	7,388	106,837
Rand Merchant Insurance Holdings	29,588	73,983
Redefine Properties	221,035	138,785
Remgro	26,260	415,792
Resilient REIT	17,673	131,522
RMB Holdings	50,067	179,555
Sanlam	114,557	448,230
Santam	3,100	37,996
Sasol	36,770	992,973
Shoprite Holdings	21,790	201,983
Standard Bank Group	77,684	569,593
Tiger Brands	8,958	183,538
Truworths International	17,934	105,749
Tsogo Sun Holdings	62,455	98,167
Vodacom Group	21,240	209,391
Woolworths Holdings	42,005	271,814

		12,045,514

LVIP BlackRock Emerging Markets Managed Volatility Fund–13

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Taiwan–9.45%
Advanced Semiconductor Engineering	304,000	$348,479
Advantech	19,690	125,829
Asia Cement	153,805	127,713
Asustek Computer	39,000	321,343
AU Optronics	551,000	162,102
Catcher Technology	43,000	357,715
Cathay Financial Holding	469,743	656,703
Chang Hwa Commercial Bank	177,409	84,311
Cheng Shin Rubber Industry	73,750	118,949
China Development Financial Holding	764,000	190,163
China Life Insurance	252,200	192,184
China Steel	647,885	352,472
Chunghwa Telecom	216,000	649,336
Compal Electronics	334,000	186,515
CTBC Financial Holding	905,529	462,660
Delta Electronics	113,000	530,391
E.Sun Financial Holding	509,847	295,387
Evergreen Marine Taiwan	69,690	27,967
Far Eastern New Century	218,351	170,228
†Far EasTone Telecommunications	93,000	190,733
Feng TAY Enterprise	21,630	109,769
First Financial Holding	558,375	258,810
Formosa Chemicals & Fibre	253,070	566,499
Formosa Petrochemical	103,000	245,853
Formosa Plastics	306,560	714,142
Foxconn Technology	69,735	146,590
Fubon Financial Holding	267,000	362,420
Giant Manufacturing	16,000	105,842
Hermes Microvision	3,000	107,677
Hon Hai Precision Industry	731,373	1,786,136
Hotai Motor	26,000	298,392
HTC	44,000	103,745
Hua Nan Financial Holdings	486,822	224,872
Innolux	575,050	172,481
†Inotera Memories	159,000	133,835
Inventec	176,000	114,497
Largan Precision	5,000	341,407
Lite-On Technology	152,855	147,103
MediaTek	92,910	701,252
Mega Financial Holding	652,412	419,737
Nan Ya Plastics	309,800	571,129
Nanya Technology	48,000	66,240
Novatek Microelectronics	39,000	151,512
Pegatron	109,000	236,575
Pou Chen	140,000	182,306
President Chain Store	22,000	137,019
Quanta Computer	139,000	222,523
Shin Kong Financial Holding	587,411	126,990
Siliconware Precision Industries	143,413	226,000
SinoPac Financial Holdings	692,097	196,102
Synnex Technology International	106,000	102,628
†Taishin Financial Holding	711,078	245,172

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Taiwan (continued)
Taiwan Cement	199,000	$164,398
Taiwan Cooperative Financial Holding	437,678	181,923
Taiwan Mobile	89,000	269,715
Taiwan Semiconductor Manufacturing	1,383,000	5,954,088
TPK Holding	21,000	52,196
Uni-President Enterprises	283,019	470,785
United Microelectronics	773,000	281,891
Wistron	235,933	132,089
Yuanta Financial Holding	738,348	270,264
Yulon Motor	26,000	23,619
Yulon Nissan Motor	1,000	8,469

		22,885,872

Thailand–1.77%
Advanced Info Service NVDR	60,600	254,647
Airports of Thailand NVDR	17,500	167,102
Airports of Thailand-Foreign	9,000	86,428
Bangkok Bank NVDR	32,200	135,680
Bangkok Dusit Medical Services - Foreign	152,500	94,387
Bank of Ayudhya NVDR	128,100	105,035
Banpu-Foreign	62,000	27,533
BEC World-Foreign	62,000	52,484
Big C Supercenter NVDR	13,800	77,032
BTS Group Holdings NVDR	288,500	72,735
Bumrungrad Hospital NVDR	18,500	107,888
Central Pattana-Foreign	111,600	145,579
Charoen Pokphand Foods-Foreign	145,700	74,003
CP ALL NVDR	279,200	302,806
Delta Electronics Thailand NVDR	15,200	32,078
Glow Energy-Foreign	31,400	64,491
Home Product Center NVDR	174,993	32,883
Home Product Center-Foreign	41	8
Indorama Ventures-Foreign	80,500	47,589
Intouch Holdings - Foreign	9,500	13,711
Intouch Holdings NVDR	76,500	110,101
IRPC-Foreign	586,900	70,044
Kasikornbank NVDR	74,900	310,940
Krung Thai Bank-Foreign	209,100	96,918
Land & Houses NVDR	140,040	36,554
Minor International NVDR	74,580	74,602
Minor International-Foreign	39,490	39,731
PTT Exploration & Production NVDR	100,200	158,677
PTT Global Chemical NVDR	95,400	131,799
PTT NVDR	52,500	353,221
Siam Cement NVDR	19,000	241,469
Siam City Cement NVDR	3,500	30,903
Siam Commercial Bank NVDR	98,400	324,182
Thai Oil-Foreign	74,300	136,103
Thai Union Group-Foreign	122,800	58,622
TMB Bank-Foreign	917,700	61,638
Total Access Communication NVDR	39,000	32,543

LVIP BlackRock Emerging Markets Managed Volatility Fund–14

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rCOMMON STOCK (continued)
Thailand (continued)
†True NVDR	639,751	$118,260

		4,280,406

Turkey–1.09%
Akbank	113,447	260,146
Anadolu Efes Biracilik Ve Malt Sanayii	13,470	87,243
Arcelik	11,710	56,060
BIM Birlesik Magazalar	12,601	221,812
Coca-Cola Icecek	4,593	58,492
Emlak Konut Gayrimenkul Yatirim Ortakligi	155,534	138,467
Enka Insaat ve Sanayi	39,304	60,876
Eregli Demir ve Celik Fabrikalari	62,764	65,316
Ford Otomotiv Sanayi	4,019	41,690
Haci Omer Sabanci Holding	45,972	130,326
KOC Holding	39,095	146,425
Tav Havalimanlari Holding	14,493	90,345
Tofas Turk Otomobil Fabrikasi	6,590	42,783
†Tupras Turkiye Petrol Rafinerileri	6,592	157,226
†Turk Hava Yollari	28,907	73,120
Turk Telekomunikasyon	20,154	37,694
Turkcell Iletisim Hizmetleri	54,196	183,718
Turkiye Garanti Bankasi	101,460	247,182
Turkiye Halk Bankasi	31,430	111,714
Turkiye Is Bankasi Class C	110,314	173,592
Turkiye Sise ve Cam Fabrikalari	93,410	102,094
Turkiye Vakiflar Bankasi Class D	86,416	113,255
Yapi ve Kredi Bankasi	34,564	38,898

		2,638,474

United Arab Emirates–0.63%
Abu Dhabi Commercial Bank	109,965	196,239
Aldar Properties	155,217	97,111
†Arabtec Holding	105,385	35,410
DAMAC Properties Dubai	86,274	53,946
DP World	9,110	184,795
Dubai Financial Market	82,016	27,190
Dubai Islamic Bank	50,000	83,698
†Emaar Malls Group	107,535	80,502
Emaar Properties	210,620	323,926
First Gulf Bank	63,326	217,515
National Bank of Abu Dhabi	70,161	152,086
Union National Bank	64,469	82,163

		1,534,581

United Kingdom–0.04%
Shanghai Baosight Software	20,600	89,058

		89,058

Total Common Stock (Cost $198,223,363)		183,555,177

	Number of Shares	Value (U.S. $)
EXCHANGE-TRADED FUNDS–6.90%
iShares India 50	272,464	$7,408,296
iShares MSCI Chile Capped	74,634	2,382,317
iShares MSCI India	250,769	6,906,178

Total Exchange-Traded Funds (Cost $16,769,799)		16,696,791

rPREFERRED STOCK–2.58%
Brazil–1.54%
AES Tiete 5.13%	3,800	13,873
Banco Bradesco 8.07%	139,156	677,370
Braskem 2.43%	6,900	48,116
Centrais Eletricas Brasileiras 1.13%	16,900	44,546
Cia Brasileira de Distribuicao 3.50%	7,800	82,435
Cia de Transmissao de Energia Eletrica Paulista 5.24%	2,015	23,249
Cia Energetica de Minas Gerais 13.67%	52,729	81,607
Cia Energetica de Sao Paulo Class B 41.28%	13,400	45,334
Cia Paranaense de Energia Class B 4.84%	6,200	38,038
Gerdau 5.57%	38,300	44,964
Itau Unibanco Holding 6.22%	161,108	1,070,987
Itausa - Investimentos Itau 7.86%	185,886	322,888
Lojas Americanas 0.72%	37,000	181,226
†Oi	18,750	9,231
†Petroleo Brasileiro	222,500	376,376
Suzano Papel e Celulose 1.59%	31,800	150,056
Telefonica Brasil 11.65%	28,300	255,434
Usinas Siderurgicas de Minas Gerais 3.44%	38,400	15,027
Vale 13.87%	97,900	253,352

		3,734,109

Colombia–0.14%
Banco Davivienda 3.48%	3,488	23,997
Bancolombia 3.72%	21,180	144,380
Cementos Argos 2.49%	12,000	35,117
Grupo Argos 1.78%	5,525	26,594
Grupo Aval Acciones y Valores 5.55%	165,853	57,731
Grupo de Inversiones Suramericana 1.34%	3,624	39,613

		327,432

Republic of Korea–0.64%
Amorepacific 0.44%	430	83,624
Hyundai Motor
1.05%	1,908	169,481
1.05%	1,038	90,576
LG Chem 1.65%	358	74,642
LG Electronics 1.46%	811	19,658
LG Household & Health Care 0.74%	184	84,829
Samsung Electronics 2.17%	1,070	987,083

LVIP BlackRock Emerging Markets Managed Volatility Fund–15

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
rPREFERRED STOCK (continued)
Republic of Korea (continued)
Samsung Fire & Marine Insurance 2.36%	250	$40,057

		1,549,950

Russia–0.26%
AK Transneft 0.37%	77	204,463
Bashneft 6.91%	2,295	54,049
Sberbank of Russia 0.67%	45,800	47,988
Surgutneftegas	498,600	301,800
Tatneft	7,000	19,071

		627,371

Total Preferred Stock (Cost $10,595,217)		6,238,862

rRIGHTS–0.00%
Brazil–0.00%
Banco Bradesco	4,558	2,382
Banco Bradesco Sa	1,186	389

		2,771

	Number of Shares	Value (U.S. $)
rRIGHTS (continued)
☐China–0.00%
Gcl-Poly Energy Holdings	97,600	$504

		504

Taiwan–0.00%
Nanya Technology	5,060	1,414

		1,414

Total Rights (Cost $0)		4,689

MONEY MARKET FUND–12.83%
Dreyfus Treasury & Agency Cash
Management Fund - Institutional
Shares (seven-day effective yield 0.09%)	31,064,220	31,064,220

Total Money Market Fund (Cost $31,064,220)		31,064,220

TOTAL VALUE OF SECURITIES–98.15% (Cost $256,652,599)	237,559,739
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.85%	4,470,263

NET ASSETS APPLICABLE TO 31,005,915 SHARES OUTSTANDING–100.00%	$242,030,002

NET ASSET VALUE PER SHARE–LVIP BLACKROCK EMERGING MARKETS MANAGED VOLATILITY FUND STANDARD CLASS ($14,278,273 / 1,830,220 Shares)	$7.801
NET ASSET VALUE PER SHARE–LVIP BLACKROCK EMERGING MARKETS MANAGED VOLATILITY FUND SERVICE CLASS ($227,751,729 / 29,175,695 Shares)	$7.806

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$301,985,427
Undistributed net investment income	265,376
Accumulated net realized loss on investments	(41,369,402)
Net unrealized depreciation of investments and derivatives	(18,851,399)

Total net assets	$242,030,002

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $1,585,385, which represents 0.66% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4 and 5.
■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $173,468 cash collateral held at broker for futures contracts, $970 payable for fund shares redeemed and $151,262 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $828,370, which represents 0.34% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $317,543, which represents 0.13% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

LVIP BlackRock Emerging Markets Managed Volatility Fund–16

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
759 E-mini MSCI Emerging Markets Index	$29,544,594	$29,885,625	3/19/16	$341,031

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

CPO–Ordinary Participation Certificate

GDR–Global Depositary Receipt

NVDR–Nonvoting Depositary Receipt

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets Managed Volatility Fund–17

LVIP BlackRock Emerging Markets Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$6,374,701
Foreign tax withheld	(765,600)

5,609,101

EXPENSES:
Management fees	1,420,216
Distribution fees-Service Class	536,732
Custodian fees	189,207
Accounting and administration expenses	152,693
Pricing fees	117,812
Professional fees	75,312
Reports and statements to shareholders	48,778
Index fees	19,994
Trustees’ fees and expenses	6,118
Consulting fees	3,741
Other	2,252

2,572,855
Less management fees waived	(129,111)

Total operating expenses	2,443,744

NET INVESTMENT INCOME	3,165,357

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(10,068,105)
Foreign currencies	148,193
Foreign currency exchange contracts	(466,866)
Futures contracts	(6,042,694)

Net realized loss	(16,429,472)

Net change in unrealized appreciation (depreciation) of:
Investments	(24,624,479)
Foreign currencies	(88,212)
Futures contracts	145,471

Net change in unrealized appreciation (depreciation)	(24,567,220)

NET REALIZED AND UNREALIZED LOSS	(40,996,692)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,831,335)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets Managed

Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,165,357	$3,376,094
Net realized loss	(16,429,472)	(6,121,849)
Net change in unrealized appreciation (depreciation)	(24,567,220)	(7,493,307)

Net decrease in net assets resulting from operations	(37,831,335)	(10,239,062)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(237,774)	(996,580)
Service Class	(3,416,332)	(1,770,242)

	(3,654,106)	(2,766,822)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,932,915	33,035,687
Service Class	105,174,900	107,601,747
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	237,774	996,580
Service Class	3,416,332	1,770,242

	119,761,921	143,404,256

Cost of shares redeemed:
Standard Class	(73,222,265)	(127,918,102)
Service Class	(17,909,174)	(16,679,070)

	(91,131,439)	(144,597,172)

Increase (decrease) in net assets derived from capital share transactions	28,630,482	(1,192,916)

NET DECREASE IN NET ASSETS	(12,854,959)	(14,198,800)
NET ASSETS:
Beginning of year	254,884,961	269,083,761

End of year	$242,030,002	$254,884,961

Undistributed net investment income	$265,376	$750,161

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets Managed Volatility Fund–18

LVIP BlackRock Emerging Markets Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
				8/29/12[1]
		Year Ended		to
	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.348	$9.954	$10.895	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.136	0.144	0.125	0.014
Net realized and unrealized gain (loss)	(1.539)	(0.626)	(0.988)	1.020

Total from investment operations	(1.403)	(0.482)	(0.863)	1.034

Less dividends and distributions from:
Net investment income	(0.144)	(0.124)	(0.078)	(0.139)

Total dividends and distributions	(0.144)	(0.124)	(0.078)	(0.139)

Net asset value, end of period	$7.801	$9.348	$9.954	$10.895

Total return[3]	(15.01%)	(4.89%)	(7.91%)	10.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,278	$76,657	$172,665	$110,885
Ratio of expenses to average net assets	0.74%	0.71%	0.78%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.76%	0.86%	1.22%
Ratio of net investment income to average net assets	1.43%	1.45%	1.24%	0.39%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.38%	1.40%	1.16%	(0.03%)
Portfolio turnover	36%	40%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets Managed Volatility Fund–19

LVIP BlackRock Emerging Markets Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
				8/29/12[1]
		Year Ended		to
	12/31/15	12/31/14	12/31/13	12/31/12

Net asset value, beginning of period	$9.351	$9.957	$10.895	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.106	0.121	0.099	0.005
Net realized and unrealized gain (loss)	(1.529)	(0.628)	(0.986)	1.021

Total from investment operations	(1.423)	(0.507)	(0.887)	1.026

Less dividends and distributions from:
Net investment income	(0.122)	(0.099)	(0.051)	(0.131)

Total dividends and distributions	(0.122)	(0.099)	(0.051)	(0.131)

Net asset value, end of period	$7.806	$9.351	$9.957	$10.895

Total return[3]	(15.22%)	(5.13%)	(8.13%)	10.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$227,752	$178,228	$96,419	$7,450
Ratio of expenses to average net assets	0.99%	0.96%	1.03%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.01%	1.11%	1.47%
Ratio of net investment income to average net assets	1.18%	1.20%	0.99%	0.14%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.13%	1.15%	0.91%	(0.28%)
Portfolio turnover	36%	40%	29%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Emerging Markets Managed Volatility Fund–20

LVIP BlackRock Emerging Markets Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Emerging Markets Managed Volatility Fund (formerly LVIP BlackRock Emerging Markets RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities or ETFs listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP BlackRock Emerging Markets Managed Volatility Fund–21

LVIP BlackRock Emerging Markets Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.55% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$11,195
Legal	3,119

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $13,662 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $42,607 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$102,784
Distribution fees payable to LFD	48,478

LVIP BlackRock Emerging Markets Managed Volatility Fund–22

LVIP BlackRock Emerging Markets Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$88,962,810
Sales	82,071,741

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$262,140,978

Aggregate unrealized appreciation	$28,334,601
Aggregate unrealized depreciation	(52,915,840)

Net unrealized depreciation	$(24,581,239)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP BlackRock Emerging Markets Managed Volatility Fund–23

LVIP BlackRock Emerging Markets Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$7,471,413	$6,414	$—	$7,477,827
China	13,571,359	35,604,971	317,542	49,493,872
Colombia	1,018,407	—	—	1,018,407
Curacao	—	191,974	—	191,974
Czech Republic	—	436,802	—	436,802
Greece	—	232,575	—	232,575
Hong Kong	42,031	13,502,761	1	13,544,793
Hungary	—	475,367	—	475,367
India	3,716,729	560,476	—	4,277,205
Indonesia	—	4,366,575	—	4,366,575
Malaysia	536,557	6,521,123	—	7,057,680
Mexico	9,000,185	131,175	—	9,131,360
Netherlands	967,953	—	—	967,953
Peru	548,495	—	—	548,495
Philippines	139,039	3,109,015	—	3,248,054
Poland	110,695	2,198,511	—	2,309,206
Republic of Korea	64,104	27,312,783	—	27,376,887
Russia	878,551	7,047,689	—	7,926,240
South Africa	171,429	11,874,085	—	12,045,514
Taiwan	—	22,885,872	—	22,885,872
Thailand	—	4,280,406	—	4,280,406
Turkey	—	2,638,474	—	2,638,474
United Arab Emirates	234,249	1,300,332	—	1,534,581
United Kingdom	—	89,058	—	89,058
Exchange-Traded Funds	16,696,791	—	—	16,696,791
Preferred Stock	4,061,541	2,177,321	—	6,238,862
Right	—	—	4,689	4,689
Money Market Fund	31,064,220	—	—	31,064,220

Total	$90,293,748	$146,943,759	$322,232	$237,559,739

Futures Contracts	$341,031	$—	$—	$341,031

As a result of utilizing international fair value pricing at December 31, 2015, the majority of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP BlackRock Emerging Markets Managed Volatility Fund–24

LVIP BlackRock Emerging Markets Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$3,654,106	$2,766,822

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$301,985,427
Undistributed ordinary income	399,131
Capital loss carryforwards	(35,673,747)
Net unrealized depreciation	(24,680,809)

Net assets	$242,030,002

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$3,964	$(3,964)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$11,383,956	$24,289,791	$35,673,747

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	1,210,723	3,348,442
Service Class	11,683,775	10,847,919
Shares issued upon reinvestment of dividends and distributions:
Standard Class	30,082	104,445
Service Class	431,562	184,673

	13,356,142	14,485,479

Shares redeemed:
Standard Class	(7,611,078)	(12,598,083)
Service Class	(1,999,835)	(1,656,445)

	(9,610,913)	(14,254,528)

Net increase	3,745,229	230,951

LVIP BlackRock Emerging Markets Managed Volatility Fund–25

LVIP BlackRock Emerging Markets Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$341,031	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (466,866)	$ —
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(6,042,694)	145,471

Total		$(6,509,560)	$145,471

LVIP BlackRock Emerging Markets Managed Volatility Fund–26

LVIP BlackRock Emerging Markets Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivatives activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (Average cost)	$ 238,156	$ 310,645
Futures contracts (Average notional value)	17,612,697	18,973,833

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Goldman Sachs	$341,031	$—	$341,031
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Goldman Sachs	$341,031	$—	$—	$—	$—	$341,031

(a)Net represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

LVIP BlackRock Emerging Markets Managed Volatility Fund–27

LVIP BlackRock Emerging Markets Managed Volatility Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements, except as disclosed above.

LVIP BlackRock Emerging Markets Managed Volatility Fund–28

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blackrock Emerging Markets Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Emerging Markets Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Emerging Markets Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period August 29, 2012 (commencement of operations) to December 31, 2012, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP BlackRock Emerging Markets Managed Volatility Fund–29

LVIP BlackRock Emerging Markets Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or openend funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC was responsible for the risk-management overlay and had delegated day-to-day portfolio management of the underlying fund strategy to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and

LVIP BlackRock Emerging Markets Managed Volatility Fund–30

LVIP BlackRock Emerging Markets Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board noted that the investment management fee was lower than the median of the Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NET Risk Control 12.5% TR USD Index. The Board considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was higher than the median standard deviation of the performance peer group and lower than the standard deviation of the benchmark index. The Board considered that LIAC would continue to closely monitor performance. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule which contains breakpoints and noted that there were no comparable portfolios managed by BlackRock to which to compare the Fund’s subadvisory fee schedule. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Funds. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of the Fund.

LVIP BlackRock Emerging Markets Managed Volatility Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP BlackRock Emerging Markets Managed Volatility Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP BlackRock Emerging Markets Managed Volatility Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Emerging Markets Managed Volatility Fund–34

LVIP BlackRock Equity Dividend Managed Volatility Fund

(formerly LVIP BlackRock Equity Dividend RPM Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP BlackRock Equity Dividend Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Equity Dividend Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (4.87%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 1000® Value Index1, returned (3.83%).

The largest contributor to relative performance in 2015 was our underweight allocation and stock selection in energy. Notable relative contributors in the sector include our overweight to refiner Marathon Petroleum Corporation and our decision to not own benchmark holding Kinder Morgan Inc. Our underweight to the exploration & production and oilfield service industries also proved to be beneficial amid falling crude oil prices. Stock selection in industrials, especially our overweight allocation to the aerospace & defense industry, also contributed positively. Lastly, stock selection in the consumer staples and consumer discretionary sectors added to relative returns for the period. In consumer staples, top contributors include our position in grocery store operator Kroger Co. and our overweight to the tobacco industry. In consumer discretionary, our allocation to Home Depot, Inc., a home improvement retailer, outperformed due to stronger than expected sales and earnings growth.

The largest detractor from relative performance in 2015 was a combination of stock selection and allocation decisions in health care. Notably, our overweight to the managed care industry hurt relative returns, as did not owning benchmark holdings Cigna Corp. and Humana Inc., each of which benefited from M&A activity during the year. A combination of stock selection and allocation decisions in financials also hurt relative returns. In particular, stock selection in the insurance industry and our underweight to real estate investment trusts proved to be costly. Our overweight to American Express Company also negatively impacted returns in the sector. Lastly, stock selection in telecommunication services and a combination of stock selection and an overweight to materials also weighed on relative performance for the period.

Derivatives were not used in the portfolio we manage.

Despite a modest year-end rally, U.S. stocks posted their worst annual performance since 2008. Growth stocks outperformed value and large-caps generally outperformed small and midcaps as market breadth narrowed in leadership. Investors continued to grapple with a challenging backdrop including sluggish global growth, higher U.S. interest rates, and increasing volatility as evidenced by the Chicago Board Option Exchange (“CBOE”) Volatility (“VIX”) Index®2.

In our view the U.S. economy is likely to continue its slow growth trajectory, albeit with higher volatility and more moderate return expectations as we enter 2016. We continue to believe U.S. economic growth will dictate a gradual increase in interest rates and ultimately benefit companies with consistent earnings and strong/growing free cash flows.

Our largest sector exposures, at year end, included financials, health care, and industrials. In regards to financials, we are positive on the U.S. large-cap banks given their improved capital ratios, current valuations and positive sensitivity to increases in U.S. interest rates. Notably, in recent months we have increased our exposure to health care and information technology, added opportunistically to our energy allocation, and trimmed our exposure to the industrials sector. As always, the strategy continues to emphasize investment in quality dividend paying companies with consideration toward balancing capital appreciation and current income over time.

Robert M. Shearer, CFA

Kathleen M. Anderson

David J. Cassese, CFA

Tony DeSpirito

BlackRock Investment Management LLC

Advised by:

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index3 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index4, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index5 lost (0.81%) and the MSCI Emerging Markets NR Index6 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value

LVIP BlackRock Equity Dividend Managed Volatility Fund–1

LVIP BlackRock Equity Dividend Managed Volatility Fund

2015 Annual Report Commentary (continued)

versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield7, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index8 posted total returns of 0.55% during the year.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the fund. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk strategy was successful in reducing the overall volatility of the Fund. Overall, the volatility management strategy detracted from results during 2015, a year which saw mixed U.S. equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,813. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $18,174. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	4.87%
Five Years	+	5.81%
Ten Years	+	3.28%
Service Class Shares
One Year	–	5.09%
Five Years	+	5.55%
Ten Years	+	3.03%

LVIP BlackRock Equity Dividend Managed Volatility Fund–2

LVIP BlackRock Equity Dividend Managed Volatility Fund

2015 Annual Report Commentary (continued)

1.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and higher forecasted growth values.

2.	CBOE Volatility Index® shows the market’s expectation of 30-day volatility.

3.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

4.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

5.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.

The MSCI Emerging Market NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

8.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of publicly issued investment grade (Baa3/BBB-or better) corporate, U.S.government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC replaced Metropolitan West Capital Management, LLC, a subsidiary of Wells Fargo & Company, as the Fund’s sub-adviser.

LVIP BlackRock Equity Dividend Managed Volatility Fund–3

LVIP BlackRock Equity Dividend Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$ 981.10	0.72%	$3.60
Service Class Shares	1,000.00	979.90	0.97%	4.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Equity Dividend Managed Volatility Fund–4

LVIP BlackRock Equity Dividend Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	92.06%
Aerospace & Defense	6.02%
Air Freight & Logistics	0.99%
Banks	14.82%
Beverages	1.72%
Biotechnology	0.49%
Capital Markets	2.13%
Chemicals	2.69%
Commercial Services & Supplies	0.29%
Communications Equipment	1.88%
Consumer Finance	0.31%
Diversified Financial Services	0.82%
Diversified Telecommunication Services	1.89%
Electric Utilities	1.80%
Electrical Equipment	0.33%
Energy Equipment & Services	0.40%
Food & Staples Retailing	1.39%
Food Products	0.45%
Health Care Equipment & Supplies	1.00%
Health Care Providers & Services	4.02%
Hotels, Restaurants & Leisure	0.89%
Household Products	1.75%
Industrial Conglomerates	3.57%
Insurance	5.02%
IT Services	0.20%
Media	1.34%
Metals & Mining	0.24%
Multiline Retail	1.73%
Multi-Utilities	2.39%
Oil, Gas & Consumable Fuels	8.49%
Paper & Forest Products	0.73%
Personal Products	0.20%
Pharmaceuticals	7.47%
Professional Services	0.46%
Real Estate Investment Trusts	0.40%
Road & Rail	0.50%
Semiconductors & Semiconductor Equipment	2.59%
Software	3.26%
Specialty Retail	3.19%
Technology Hardware, Storage & Peripherals	1.17%
Tobacco	1.81%
Water Utilities	0.84%
Wireless Telecommunication Services	0.38%
Money Market Fund	5.85%
Total Value of Securities	97.91%
Receivables and Other Assets Net of Liabilities	2.09%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Equity Holdings	of Net Assets
JPMorgan Chase	3.86%
Wells Fargo	3.48%
General Electric	3.19%
Pfizer	2.86%
Citigroup	2.83%
Home Depot	2.39%
Exxon Mobil	2.33%
Intel	2.30%
Microsoft	2.27%
Raytheon	1.90%
Total	27.41%

IT–Information Technology

LVIP BlackRock Equity Dividend Managed Volatility Fund–5

LVIP BlackRock Equity Dividend Managed Volatility Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)
COMMON STOCK–92.06%
Aerospace & Defense–6.02%
Honeywell International	123,120	$12,751,538
Lockheed Martin	48,300	10,488,345
Northrop Grumman	63,770	12,040,414
Raytheon	137,360	17,105,441
United Technologies	18,290	1,757,120

		54,142,858

Air Freight & Logistics–0.99%
United Parcel Service Class B	92,400	8,891,652

		8,891,652

Banks–14.82%
Bank of America	743,710	12,516,639
Citigroup	491,220	25,420,635
JPMorgan Chase	526,240	34,747,627
SunTrust Banks	364,795	15,627,818
U.S. Bancorp	322,430	13,758,088
Wells Fargo	576,110	31,317,340

		133,388,147

Beverages–1.72%
Coca-Cola	212,950	9,148,332
Diageo	231,948	6,334,195

		15,482,527

Biotechnology–0.49%
AbbVie	74,500	4,413,380

		4,413,380

Capital Markets–2.13%
Goldman Sachs Group	45,240	8,153,605
Invesco	63,862	2,138,100
Morgan Stanley	279,790	8,900,120

		19,191,825

Chemicals–2.69%
Dow Chemical	182,530	9,396,644
duPont (E.I.) deNemours	186,430	12,416,238
Praxair	23,020	2,357,248

		24,170,130

Commercial Services & Supplies–0.29%
Tyco International	81,230	2,590,425

		2,590,425

Communications Equipment–1.88%
Motorola Solutions	100,240	6,861,428
QUALCOMM	201,950	10,094,471

		16,955,899

Consumer Finance–0.31%
American Express	39,842	2,771,011

		2,771,011

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services–0.82%
CME Group	81,840	$7,414,704

		7,414,704

Diversified Telecommunication Services–1.89%
BCE	57,100	2,205,202
Verizon Communications	320,850	14,829,687

		17,034,889

Electric Utilities–1.80%
Exelon	137,200	3,810,044
ITC Holdings	59,630	2,340,478
NextEra Energy	96,810	10,057,591

		16,208,113

Electrical Equipment–0.33%
Rockwell Automation	28,980	2,973,638

		2,973,638

Energy Equipment & Services–0.40%
Schlumberger	51,430	3,587,243

		3,587,243

Food & Staples Retailing–1.39%
Kroger	299,320	12,520,556

		12,520,556

Food Products–0.45%
Mondelez International	89,600	4,017,664

		4,017,664

Health Care Equipment & Supplies–1.00%
Abbott Laboratories	74,500	3,345,795
Becton, Dickinson	36,760	5,664,348

		9,010,143

Health Care Providers & Services–4.02%
Aetna	44,553	4,817,070
Anthem	72,650	10,130,316
Quest Diagnostics	117,460	8,356,104
UnitedHealth Group	109,064	12,830,289

		36,133,779

Hotels, Restaurants & Leisure–0.89%
McDonald’s	67,684	7,996,188

		7,996,188

Household Products–1.75%
Procter & Gamble	198,710	15,779,561

		15,779,561

Industrial Conglomerates–3.57%
3M	22,730	3,424,047
General Electric	921,900	28,717,185

		32,141,232

LVIP BlackRock Equity Dividend Managed Volatility Fund–6

LVIP BlackRock Equity Dividend Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–5.02%
American International Group	212,890	$13,192,793
MetLife	226,130	10,901,727
Prudential Financial	137,690	11,209,343
Travelers	87,450	9,869,607

		45,173,470

IT Services–0.20%
International Business Machines	12,980	1,786,308

		1,786,308

Media–1.34%
Comcast Class A	213,630	12,055,141

		12,055,141

Metals & Mining–0.24%
BHP Billiton	164,091	2,112,214

		2,112,214

Multiline Retail–1.73%
Dollar General	216,060	15,528,232

		15,528,232

Multi-Utilities–2.39%
CMS Energy	134,310	4,845,905
Dominion Resources	129,300	8,745,852
Public Service Enterprise Group	100,860	3,902,273
WEC Energy Group	78,450	4,025,270

		21,519,300

Oil, Gas & Consumable Fuels–8.49%
Chevron	100,491	9,040,170
ConocoPhillips	63,810	2,979,289
Exxon Mobil	269,200	20,984,140
Marathon Oil	188,010	2,367,046
Marathon Petroleum	153,990	7,982,842
Occidental Petroleum	223,773	15,129,293
Pioneer Natural Resources	32,210	4,038,490
Spectra Energy	106,240	2,543,386
TOTAL ADR	251,576	11,308,341

		76,372,997

Paper & Forest Products–0.73%
International Paper	174,860	6,592,222

		6,592,222

Personal Products–0.20%
Unilever New York Shares	41,670	1,805,144

		1,805,144

Pharmaceuticals–7.47%
AstraZeneca	65,190	4,403,561
Bristol-Myers Squibb	79,080	5,439,913
Johnson & Johnson	143,680	14,758,810
Merck	319,510	16,876,518

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Pfizer	797,610	$25,746,851

		67,225,653

Professional Services–0.46%
Nielsen Holdings	89,620	4,176,292

		4,176,292

Real Estate Investment Trusts–0.40%
Weyerhaeuser	121,290	3,636,274

		3,636,274

Road & Rail–0.50%
Union Pacific	57,352	4,484,926

		4,484,926

Semiconductors & Semiconductor Equipment–2.59%
Intel	601,140	20,709,273
NVIDIA	78,490	2,587,030

		23,296,303

Software–3.26%
Microsoft	368,850	20,463,798
Oracle	242,850	8,871,311

		29,335,109

Specialty Retail–3.19%
Gap	292,290	7,219,563
Home Depot	162,350	21,470,787

		28,690,350

Technology Hardware, Storage & Peripherals–1.17%
Lenovo Group	2,406,000	2,428,088
Samsung Electronics GDR	15,260	8,090,624

		10,518,712

Tobacco–1.81%
Altria Group	101,290	5,896,091
Philip Morris International	48,200	4,237,262
Reynolds American	133,382	6,155,579

		16,288,932

Water Utilities–0.84%
American Water Works	126,060	7,532,085

		7,532,085

Wireless Telecommunication Services–0.38%
SK Telecom ADR	168,660	3,398,499

		3,398,499

Total Common Stock (Cost $717,227,844)		828,343,727

LVIP BlackRock Equity Dividend Managed Volatility Fund–7

LVIP BlackRock Equity Dividend Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–5.85%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	52,701,501	$52,701,501

Total Money Market Fund (Cost $52,701,501)		52,701,501

TOTAL VALUE OF SECURITIES–97.91% (Cost $769,929,345)	$881,045,228

« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.09%	18,769,260

NET ASSETS APPLICABLE TO 54,140,444 SHARES OUTSTANDING–100.00%	$899,814,488

NET ASSET VALUE PER SHARE–LVIP BLACKROCK EQUITY DIVIDEND MANAGED VOLATILITY FUND STANDARD CLASS ($304,296,362 / 18,293,096 Shares)	$16.634

NET ASSET VALUE PER SHARE–LVIP BLACKROCK EQUITY DIVIDEND MANAGED VOLATILITY FUND SERVICE CLASS ($595,518,126 / 35,847,348 Shares)	$16.613
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$887,934,780
Undistributed net investment income	62,058
Accumulated net realized loss on investments	(98,287,765)
Net unrealized appreciation of investments and derivatives	110,105,415

Total net assets	$899,814,488

«

Includes $18,062,607 cash collateral held at broker for futures contracts, $1,228,883 payable for securities purchased, $141,771 payable for fund shares redeemed and $604,843 due to manager and affiliates as of December 31, 2015.

The following futures contract were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(3,067) E-mini S&P 500 Index	$(311,118,503)	$(312,128,590)	3/19/16	$(1,010,087)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See	Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

GDR–Global Depository Receipt

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend Managed Volatility Fund–8

LVIP BlackRock Equity Dividend Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$21,391,223
Foreign tax withheld	(198,380)

21,192,843

EXPENSES:
Management fees	6,334,689
Distribution fees-Service Class	1,371,403
Accounting and administration expenses	513,158
Reports and statements to shareholders	94,456
Professional fees	44,961
Trustees’ fees and expenses	20,011
Custodian fees	13,505
Consulting fees	4,157
Pricing fees	1,450
Other	7,342

8,405,132
Less management fees waived	(802,488)

Total operating expenses	7,602,644

NET INVESTMENT INCOME	13,590,199

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	27,973,588
Foreign currencies	(70,258)
Foreign currency exchange contracts	32,236
Futures contracts	(41,552,711)

Net realized loss	(13,617,145)

Net change in unrealized appreciation (depreciation) of:
Investments	(44,653,634)
Foreign currencies	(100)
Futures contracts	578,103

Net change in unrealized appreciation (depreciation)	(44,075,631)

NET REALIZED AND UNREALIZED LOSS	(57,692,776)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,102,577)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,590,199	$11,715,338
Net realized loss	(13,617,145)	(27,295,980)
Net change in unrealized appreciation (depreciation)	(44,075,631)	42,479,331

Net increase (decrease) in net assets resulting from operations	(44,102,577)	26,898,689

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(5,492,064)	(4,859,253)
Service Class	(9,223,267)	(5,959,599)

	(14,715,331)	(10,818,852)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	25,245,734	17,541,126
Service Class	179,256,040	198,557,894
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,492,064	4,859,253
Service Class	9,223,267	5,959,599

	219,217,105	226,917,872

Cost of shares redeemed:
Standard Class	(42,311,814)	(43,245,886)
Service Class	(54,968,129)	(47,009,724)

	(97,279,943)	(90,255,610)

Increase in net assets derived from capital share transactions	121,937,162	136,662,262

NET INCREASE IN NET ASSETS	63,119,254	152,742,099
NET ASSETS:
Beginning of year	836,695,234	683,953,135

End of year	$899,814,488	$836,695,234

Undistributed net investment income	$62,058	$1,225,212

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend Managed Volatility Fund–9

LVIP BlackRock Equity Dividend Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12[1]	12/31/11

Net asset value, beginning of period	$17.805	$17.455	$14.977	$12.887	$13.363

Income (loss) from investment operations:
Net investment income[2]	0.296	0.295	0.299	0.221	0.184
Net realized and unrealized gain (loss)	(1.162)	0.314	2.428	1.966	(0.527)

Total from investment operations	(0.866)	0.609	2.727	2.187	(0.343)

Less dividends and distributions from:
Net investment income	(0.305)	(0.259)	(0.249)	(0.097)	(0.133)

Total dividends and distributions	(0.305)	(0.259)	(0.249)	(0.097)	(0.133)

Net asset value, end of period	$16.634	$17.805	$17.455	$14.977	$12.887

Total return[3]	(4.87% )	3.49%	18.21%	16.99%	(2.57% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$304,296	$337,563	$351,809	$322,496	$314,272
Ratio of expenses to average net assets	0.72%	0.72%	0.76%	0.78%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.81%	0.84%	0.83%	0.83%
Ratio of net investment income to average net assets	1.72%	1.68%	1.84%	1.54%	1.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.59%	1.76%	1.49%	1.30%
Portfolio turnover	24%	24%	14%	103%	26%

[1]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (sub-adviser) is responsible for the day-to-day management of the Fund’s investment portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend Managed Volatility Fund–10

LVIP BlackRock Equity Dividend Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12[1]	12/31/11

Net asset value, beginning of period	$17.781	$17.434	$14.961	$12.874	$13.348

Income (loss) from investment operations:
Net investment income[2]	0.252	0.251	0.261	0.186	0.150
Net realized and unrealized gain (loss)	(1.158)	0.312	2.419	1.962	(0.525)

Total from investment operations	(0.906)	0.563	2.680	2.148	(0.375)

Less dividends and distributions from:
Net investment income	(0.262)	(0.216)	(0.207)	(0.061)	(0.099)

Total dividends and distributions	(0.262)	(0.216)	(0.207)	(0.061)	(0.099)

Net asset value, end of period	$16.613	$17.781	$17.434	$14.961	$12.874

Total return[3]	(5.09% )	3.23%	17.92%	16.69%	(2.81% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$595,518	$499,132	$332,144	$75,798	$39,098
Ratio of expenses to average net assets	0.97%	0.97%	1.01%	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.06%	1.09%	1.08%	1.08%
Ratio of net investment income to average net assets	1.47%	1.43%	1.59%	1.29%	1.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.34%	1.51%	1.24%	1.05%
Portfolio turnover	24%	24%	14%	103%	26%

[1]	Commencing at the close of business on September 21, 2012, BlackRock Investment Management LLC (sub-adviser) is responsible for the day-to-day management of the Fund’s investment portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Equity Dividend Managed Volatility Fund–11

LVIP BlackRock Equity Dividend Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Equity Dividend Managed Volatility Fund (formerly, LVIP BlackRock Equity Dividend RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Equity Dividend Managed Volatility Fund–12

LVIP BlackRock Equity Dividend Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, and 0.70% of average daily net assets of the Fund in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. Effective October 1, 2015, the waiver amount is 0.06% on the first $250 million of average daily net assets of the Fund; 0.11% on the next $500 million; and 0.14% on the next $250 million; and 0.165% of average daily net assets in excess of $1 billion. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to October 1, 2015, the waiver amount was 0.05% on the first $250 million of average daily net assets of the Fund; 0.10% on the next $500 million; and 0.13% on the next $250 million; and 0.155% of average daily net assets in excess of $1 billion.

BlackRock Investment Management LLC (the “Sub-Adviser”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$37,104
Legal	10,364

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $45,392 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $82,578 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP BlackRock Equity Dividend Managed Volatility Fund–13

LVIP BlackRock Equity Dividend Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$478,749
Distribution fees payable to LFD	126,094

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$278,117,139
Sales	189,821,200

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$771,578,950

Aggregate unrealized appreciation	$143,370,040
Aggregate unrealized depreciation	(33,903,762)

Net unrealized appreciation	$109,466,278

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
Aerospace & Defense	$54,142,858	$—	$54,142,858
Air Freight & Logistics	8,891,652	—	8,891,652
Banks	133,388,147	—	133,388,147
Beverages	9,148,332	6,334,195	15,482,527
Biotechnology	4,413,380	—	4,413,380
Capital Markets	19,191,825	—	19,191,825
Chemicals	24,170,130	—	24,170,130
Commercial Services & Supplies	2,590,425	—	2,590,425
Communications Equipment	16,955,899	—	16,955,899
Consumer Finance	2,771,011	—	2,771,011
Diversified Financial Services	7,414,704	—	7,414,704
Diversified Telecommunication Services	17,034,889	—	17,034,889

LVIP BlackRock Equity Dividend Managed Volatility Fund–14

LVIP BlackRock Equity Dividend Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Electric Utilities.	$16,208,113	$—	$16,208,113
Electrical Equipment	2,973,638	—	2,973,638
Energy Equipment & Services	3,587,243	—	3,587,243
Food & Staples Retailing	12,520,556	—	12,520,556
Food Products	4,017,664	—	4,017,664
Health Care Equipment & Supplies	9,010,143	—	9,010,143
Health Care Providers & Services	36,133,779	—	36,133,779
Hotels, Restaurants & Leisure	7,996,188	—	7,996,188
Household Products	15,779,561	—	15,779,561
Industrial Conglomerates	32,141,232	—	32,141,232
Insurance	45,173,470	—	45,173,470
IT Services	1,786,308	—	1,786,308
Media	12,055,141	—	12,055,141
Metals & Mining	—	2,112,214	2,112,214
Multiline Retail	15,528,232	—	15,528,232
Multi-Utilities	21,519,300	—	21,519,300
Oil, Gas & Consumable Fuels	76,372,997	—	76,372,997
Paper & Forest Products	6,592,222	—	6,592,222
Personal Products	1,805,144	—	1,805,144
Pharmaceuticals	62,822,092	4,403,561	67,225,653
Professional Services	4,176,292	—	4,176,292
Real Estate Investment Trusts	3,636,274	—	3,636,274
Road & Rail	4,484,926	—	4,484,926
Semiconductors & Semiconductor Equipment	23,296,303	—	23,296,303
Software	29,335,109	—	29,335,109
Specialty Retail	28,690,350	—	28,690,350
Technology Hardware, Storage & Peripherals	—	10,518,712	10,518,712
Tobacco	16,288,932	—	16,288,932
Water Utilities	7,532,085	—	7,532,085
Wireless Telecommunication Services	3,398,499	—	3,398,499
Money Market Fund	52,701,501	—	52,701,501

Total	$857,676,546	$23,368,682	$881,045,228

Futures Contracts	$(1,010,087)	$—	$(1,010,087)

There were no Level 3 investments at the beginning or end of the period.

As a result of utilizing international fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$14,715,331	$10,818,852

LVIP BlackRock Equity Dividend Managed Volatility Fund–15

LVIP BlackRock Equity Dividend Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$887,934,780
Undistributed ordinary income	62,058
Capital loss carryforwards	(97,648,247)
Net unrealized appreciation	109,465,897

Net assets	$899,814,488

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(38,022)	$38,022

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$36,214,077	$40,534,214	$20,899,956	$97,648,247

*Capital	loss carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	1,463,746	991,413
Service Class	10,428,437	11,360,014
Shares issued upon reinvestment of dividends and distributions:
Standard Class	329,467	272,467
Service Class	554,299	334,559

	12,775,949	12,958,453

Shares redeemed:
Standard Class	(2,459,516)	(2,459,842)
Service Class	(3,205,811)	(2,675,723)

	(5,665,327)	(5,135,565)

Net increase	7,110,622	7,822,888

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP BlackRock Equity Dividend Managed Volatility Fund–16

LVIP BlackRock Equity Dividend Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

No foreign currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(1,010,087)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 32,236	$ —
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(41,552,711)	578,103

Total		$(41,520,475)	$578,103

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$ 13,138	$ 22,187
Futures contracts (average notional value)	5,209,203	159,051,760

LVIP BlackRock Equity Dividend Managed Volatility Fund–17

LVIP BlackRock Equity Dividend Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counter party certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Goldman Sachs Capital	$—	$(1,010,187)	$(1,010,187)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount[a]
Goldman Sachs Capital	$(1,010,187)	$—	$—	$—	$1,010,187	$—

aNet amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate directly as a result of defaults or receives rental income from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal that effective February 8, 2016, the Fund will have an additional strategy from the sub-adviser, portfolio managers for the new strategy, and additional risks.

On December 7, 2015, the Fund’s Board also approved the proposal to change the Fund’s name, investment strategies and risks. Effective May 1, 2016, the Fund’s name will be LVIP BlackRock Dividend Value Managed Volatility Fund.

LVIP BlackRock Equity Dividend Managed Volatility Fund–18

LVIP BlackRock Equity Dividend Managed Volatility Fund

Notes to Financial Statements (continued)

10. Subsequent Events (continued)

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Equity Dividend Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Equity Dividend Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Equity Dividend Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Equity Dividend Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP BlackRock Equity Dividend Managed Volatility Fund–20

LVIP BlackRock Equity Dividend Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of a Fund’s net assets. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or open–end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC was responsible for the risk-management overlay and had delegated day-to-day portfolio management of the underlying fund strategy to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and

LVIP BlackRock Equity Dividend Managed Volatility Fund–21

LVIP BlackRock Equity Dividend Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver that includes breakpoints through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver through April 30, 2016, that includes breakpoints, and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Core funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one, three and ten year periods and below the median return of the performance peer group and above the return of the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was the lowest in the performance peer group and lower than the standard deviation of the benchmark index. The Board considered that BlackRock assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board noted LIAC’s statement that the manager’s bias toward low-beta stocks, which present lower risk, was the primary driver of underperformance relative to the index, and that given the risk management overlay, LIAC believes the Fund is performing as expected. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedule, which contains breakpoints, and compared it to the other fees charged by BlackRock to clients with similar objectives and noted that the Fund’s fee was comparable to other subadvised clients. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement raises its profile in the broker-dealer community, and that research may be obtained with soft dollars which may be used to manage other accounts.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of the Fund.

LVIP BlackRock Equity Dividend Managed Volatility Fund–22

LVIP BlackRock Equity Dividend Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Subadvisory Agreement

On December 7-8, 2015, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things the approval or amendment, as applicable, of the sub-advisory agreement with BlackRock Investment Management LLC (the “Sub-Advisory Agreement”) for the Fund. The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-adviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including in-person presentations by representatives of the sub-adviser and the sub-adviser’s responses to LIAC’s request for proposal. The Board considered that LIAC’s research team had found that diversifying a fund from a single sub-adviser to a combination of two or more sub-advisers improved performance with the risk managed volatility overlay in back-tested simulations and that LIAC had evaluated each of the proposed sub-advisers from a relative and risk adjusted return perspective, volatility, overlay, hedging, external expertise and marketability stance. The Board also noted that the sub-adviser or affiliates of the sub-adviser provided subadvisory services to other funds in the Trust and that the Board had reviewed extensive information regarding the sub-adviser or affiliates of the sub-adviser during the annual contract renewal process that was completed in September 2015. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers as well as Lincoln Life and LIAC employees and the sub-advisers to consider the approval of the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved or amended, as applicable effective February 8, 2016. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the amendment of the sub-advisory agreement between LIAC and BlackRock Investment Management LLC (“BlackRock”) with respect to the Fund, the Board considered the nature, extent and quality of services to be provided by BlackRock under the Sub-Advisory Agreement. The Board noted that BlackRock currently served as the Fund’s sub-adviser using its equity dividend strategy and was proposed to also provide sub-advisory services in a new select dividend sleeve of the Fund in addition to serving as sub-adviser to other funds in the Trust. The Board considered the criteria provided by LIAC in recommending BlackRock for the select dividend sleeve of the Fund. The Board reviewed the services to be provided by BlackRock, the backgrounds of the investment professionals proposed to service the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by BlackRock were expected to be satisfactory.

Performance. The Board considered performance information provided by BlackRock comparing the annual performance of the iShares Select Dividend ETF to the Dow Jones U.S. Select Dividend Index for various periods and considered the back-tested performance results provided by LIAC that included the current sub-adviser and the proposed sub-adviser and the managed volatility risk overlay. The Board concluded that the services to be provided by BlackRock were expected to be acceptable.

Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule, which included breakpoints, and noted BlackRock’s statement that there are no other comparable BlackRock advised, sub-advised or institutional separate funds which use a similar strategy other than the iShares Select Dividend ETF. The Board considered that the sub-advisory fee for the select dividend sleeve was lower than the sub-advisory fee paid to BlackRock for the equity dividend strategy and that LIAC proposed to reduce its advisory fee waiver. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party and concluded that the sub-advisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC would compensate BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted BlackRock’s statement that the Sub-Advisory Agreement may strengthen BlackRock’s name recognition in the broker community as well as with the investing public and may facilitate the raising of assets for other investment products or services provided by BlackRock. BlackRock also noted that there are certain potential scale related benefits to it in including the Fund in its managed assets. The Board determined that the sub-advisory fee was reasonable in light of these fallout benefits.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

LVIP BlackRock Equity Dividend Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP BlackRock Equity Dividend Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP BlackRock Equity Dividend Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Equity Dividend Managed Volatility Fund–26

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

(formerly LVIP BlackRock Global Allocation V.I. RPM Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP BlackRock Global Allocation V.I.

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (4.32%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while the BlackRock Global Allocation Composite1 returned (0.78%) and its broad-based index, the S&P 500® Index2, returned 1.38% during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk strategy was successful in reducing the overall volatility of the Fund. During the 4th quarter when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

BlackRock Global Allocation V.I. Fund 2015 Annual Commentary (“Underlying Fund”)

For the 12-month period ended December 31, 2015, the BlackRock Global Allocation Variable Series Fund’s Class II and III share classes underperformed its reference benchmark while the Underlying Fund’s Class I share class outperformed. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index8; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index9; and 16% Citigroup Non-US Dollar World Government Bond Index10. The following discussion of relative performance pertains to the Reference Benchmark. The commentary (and referenced allocation percentages) are based on the economic exposures of the Underlying Fund, which reflect adjustments for futures, swaps, options and convertible bonds, and may vary relative to the market value.

Contributors to fund performance for the reporting period:

Within equities, an overweight to Japan contributed to performance, although this was partially offset by stock selection. From a sector perspective, stock selection in information technology, financials, and telecom services was additive. Currency management, notably an overweight to the USD contributed to performance.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–1

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

2015 Annual Report Commentary (continued)

Detractors from fund performance relative to the benchmark for the reporting period:

Within equities, stock selection in the US and Canada detracted from performance. From a sector perspective, stock selection and an overweight to materials as well as stock selection and an underweight to consumer discretionary and consumer staples weighed on returns. An overweight to energy and stock selection in healthcare, utilities, and industrials also detracted. An underweight to fixed income (relative to the reference benchmark) negatively impacted returns. An overweight to commodity-related securities also weighed on performance.

Portfolio activity during this reporting period:

During the 12-month period, the Underlying Fund’s overall equity allocation decreased from 62% to 57% of net assets. Within equities, the Underlying Fund decreased exposure to the US, Brazil, and Japan. From a sector perspective, the Underlying Fund decreased exposure to healthcare, energy, materials, and industrials, and increased exposure to consumer staples, information technology, and telecom services. The Underlying Fund’s overall allocation to fixed income remained essentially unchanged at 22% of net assets. Within fixed income, the Underlying Fund reduced exposure to government bonds and increased exposure to corporate bonds. The Underlying Fund’s allocation to commodity-related securities remained essentially unchanged at 1% of net assets.

Reflecting the above changes, the Underlying Fund’s cash and cash equivalent holdings increased from 15% to 20% of net assets. During the 12-month period, the Underlying Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Underlying Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) relatively low.

Fund positioning at period end:

Relative to its Reference Benchmark, the Underlying Fund was underweight equities, underweight fixed income and overweight commodity-related and overweight cash equivalents. Within equities, the Underlying Fund was overweight Japan and underweight the United States. Within Europe, the Underlying Fund was overweight France and Italy, and underweight Switzerland and Sweden. From a sector perspective, the Underlying Fund was overweight healthcare, energy, telecom services, and materials, and underweight consumer staples, financials, and consumer discretionary. Within fixed income, the Underlying Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Underlying Fund was overweight the US dollar and underweight the euro, Japanese yen, Australian dollar and Canadian dollar.

Growth of $10,000 invested 5/1/13 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation V.I. Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,241 for the Standard Class shares and to $10,146 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,072 and $13,535, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	4.32%
Inception (5/1/13)	+	0.90%
Service Class Shares
One Year	–	4.66%
Inception (5/1/13)	+	0.54%

1.

The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corportation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 24% Bank of America US Treasury Current 5 Yr; 16% Citigroup World Government Bond Index non-U.S.; 24% FTSE World Ex US; 36% S&P 500® Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–2

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

2015 Annual Report Commentary (continued)

5.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

8.	The FTSE World (ex-U.S.) Index comprises world equities, ex-U.S.

9.	The BofA Merrill Lynch Current 5-Year U.S. Treasury Index tracks the 5-Year U.S. Treasury bond.

10.	The Citigroup Non-US Dollar World Government Bond Index tracks government bond indices, ex-U.S.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–3

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$ 944.50	0.12%	$0.59
Service Class Shares	1,000.00	942.70	0.47%	2.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.60	0.12%	$0.61
Service Class Shares	1,000.00	1,022.84	0.47%	2.40

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–4

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	96.29%
International Equity Fund	96.29%
Unaffiliated Investment Company	3.70%
Money Market Fund	3.70%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–5

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–96.29%
International Equity Fund–96.29%
*BlackRock Global Allocation V.I. Fund	62,283,263	$939,854,439

Total Affiliated Investment Company (Cost $1,067,161,418)		939,854,439

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANY–3.70%
Money Market Fund–3.70%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	36,145,528	$36,145,528

		36,145,528

Total Unaffiliated Investment Company (Cost $36,145,528)		36,145,528

TOTAL VALUE OF SECURITIES–99.99% (Cost $1,103,306,946)	975,999,967
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	124,194

NET ASSETS APPLICABLE TO 103,200,516 SHARES OUTSTANDING–100.00%	$976,124,161

*	Class I shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(33)	British Pound Currency	$(3,123,249)	$(3,038,888)	3/15/16	$ 84,361
(52)	E-mini MSCI Emerging Markets Index	(1,982,985)	(2,047,500)	3/19/16	(64,515)
(93)	E-mini S&P 500 Index	(9,296,951)	(9,464,610)	3/19/16	(167,659)
(10)	E-mini S&P MidCap 400 Index	(1,373,858)	(1,393,500)	3/19/16	(19,642)
(37)	Euro Currency	(5,111,651)	(5,034,775)	3/15/16	76,876
(141)	Euro STOXX 50 Index	(4,985,686)	(5,028,834)	3/21/16	(43,148)
(34)	FTSE 100 Index	(3,017,439)	(3,106,716)	3/21/16	(89,277)
(36)	Japanese Yen Currency	(3,735,313)	(3,749,625)	3/15/16	(14,312)
(24)	Nikkei 225 Index (OSE)	(3,761,611)	(3,799,667)	3/11/16	(38,056)

					$(275,372)

The use futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–6

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$939,854,439
Investments in unaffiliated investment companies, at value	36,145,528
Cash collateral held at broker for futures contracts	12,231,987
Receivables for fund shares sold	364,350
Dividends receivable from investment companies	284

TOTAL ASSETS	988,596,588

LIABILITIES:
Foreign currencies due to broker for futures contracts	10,094,014
Payables for fund shares redeemed	1,032,112
Payables for investment companies purchased	696,067
Due to manager and affiliates	330,511
Net unrealized depreciation on futures contracts	275,372
Accrued expenses payable	44,351

TOTAL LIABILITIES	12,472,427

TOTAL NET ASSETS	$976,124,161

Investments in affiliated investment companies, at cost	$1,067,161,418
Investments in unaffiliated investment companies, at cost	$36,145,528

Standard Class:
Net Assets	$265,516
Shares Outstanding	28,008
Net Asset Value Per Share	$9.480

Service Class:
Net Assets	$975,858,645
Shares Outstanding	103,172,508
Net Asset Value Per Share	$9.459

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015
Shares of beneficial interest (unlimited authorization–no par)	$1,099,513,672
Undistributed net investment income	7,550,763
Accumulated net realized loss on investments	(3,357,923)
Net unrealized depreciation of investments and derivatives	(127,582,351)

Total net assets	$976,124,161

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–7

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment companies	$10,758,065
Dividends from unaffiliated investment companies	2,950

10,761,015

EXPENSES:
Management fees	6,956,751
Distribution fees-Service Class	3,245,495
Accounting and administration expenses	413,640
Professional fees	36,623
Reports and statements to shareholders	36,480
Trustees’ fees and expenses	20,159
Custodian fees	12,929
Consulting fees	4,119
Pricing fees	440
Other	5,570

10,732,206
Less management fees waived	(6,492,967)
Less expenses reimbursed	(17,162)

Total operating expenses	4,222,077

NET INVESTMENT INCOME	6,538,938

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	49,710,047
Sale of investments in affiliated investment companies	(8,071,956)
Sale of investments in unaffiliated investment companies	492
Foreign currencies	284,807
Futures contracts	(34,162,568)

Net realized gain	7,760,822

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(63,877,332)
Futures contracts	145,419

Net change in unrealized appreciation (depreciation)	(63,731,913)

NET REALIZED AND UNREALIZED LOSS	(55,971,091)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,432,153)

See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation V.I. Managed

Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,538,938	$14,342,640
Net realized gain	7,760,822	44,902,270
Net change in unrealized appreciation (depreciation)	(63,731,913)	(66,025,080)

Net decrease in net assets resulting from operations	(49,432,153)	(6,780,170)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,959)	(3,097)
Service Class	(7,251,296)	(5,368,129)
Net realized gain:
Standard Class	(10,904)	(2,553)
Service Class	(42,493,815)	(5,964,001)

	(49,758,974)	(11,337,780)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	28,314	248,017
Service Class	320,433,565	530,690,156
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	13,863	5,650
Service Class	49,745,111	11,332,130

	370,220,853	542,275,953

Cost of shares redeemed:
Standard Class	(55,748)	(2,955,686)
Service Class	(101,575,881)	(46,662,085)

	(101,631,629)	(49,617,771)

Increase In Net Assets Derived From Capital Share Transactions	268,589,224	492,658,182

NET INCREASE IN NET ASSETS	169,398,097	474,540,232
NET ASSETS:
Beginning of year	806,726,064	332,185,832

End of year	$976,124,161	$806,726,064

Undistributed (distributions in excess of) net investment income	$7,550,763	$(58,218)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–8

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class
			5/1/13[1]
	Year Ended		to
	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$10.490	$10.709	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.109	0.299	0.235
Net realized and unrealized gain (loss)	(0.565)	(0.319)	0.490

Total from investment operations	(0.456)	(0.020)	0.725

Less dividends and distributions from:
Net investment income	(0.107)	(0.108)	—
Net realized gain	(0.447)	(0.091)	(0.016)

Total dividends and distributions	(0.554)	(0.199)	(0.016)

Net asset value, end of period	$9.480	$10.490	$10.709

Total return[3]	(4.32% )	(0.21% )	7.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$265	$304	$2,961
Ratio of expenses to average net assets[4]	0.11%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	0.81%	0.80%	0.84%
Ratio of net investment income to average net assets	1.05%	2.77%	3.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.35%	2.07%	2.68%
Portfolio turnover	8%	3%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–9

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
			5/1/13[1]
	Year Ended		to
	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$10.466	$10.684	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.072	0.260	0.213
Net realized and unrealized gain (loss)	(0.561)	(0.317)	0.487

Total from investment operations	(0.489)	(0.057)	0.700

Less dividends and distributions from:
Net investment income	(0.071)	(0.070)	—
Net realized gain	(0.447)	(0.091)	(0.016)

Total dividends and distributions	(0.518)	(0.161)	(0.016)

Net asset value, end of period	$9.459	$10.466	$10.684

Total return[3]	(4.66% )	(0.55% )	7.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$975,859	$806,422	$329,225
Ratio of expenses to average net assets[4]	0.46%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed[4]	1.16%	1.15%	1.19%
Ratio of net investment income to average net assets	0.70%	2.42%	3.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.00%	1.72%	2.33%
Portfolio turnover	8%	3%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–10

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (formerly LVIP BlackRock Global Allocation V.I. RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act . The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the BlackRock Global Allocation V.I. Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The BlackRock Global Allocation V.I. Fund, which is advised by an unaffiliated adviser, invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax return for all open tax years (December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separates that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–11

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.70% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Prior to May 1, 2015, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceeded 0.10% of average daily net assets for the Standard Class and 0.45% for the Service Class.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$39,266
Legal	10,957

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounts to $54,606 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $23,831 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or other, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12B-1 Fee is 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had liabilities payable and prepaid expenses to affiliates as follows:

Management fees payable to LIAC	$41,324
Distribution fees payable to LFD	289,187

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–12

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds or ETFs). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
BlackRock Global Allocation V.I. Fund	$778,927,628	$302,944,200	$70,068,102	$(8,071,956)	$939,854,439	$10,758,065	$49,710,047

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$302,944,200
Sales	70,068,102

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$1,111,752,237

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(135,752,270)

Net unrealized depreciation	$(135,752,270)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$975,999,967

Futures Contracts	$(275,372)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015, and December 31, 2014 was as follows:

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–13

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

	Year Ended
	12/31/15	12/31/14
Ordinary income	$7,254,256	$5,371,226
Long-term capital gains	42,504,718	5,966,554

Total	$49,758,974	$11,337,780

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,099,513,672
Undistributed ordinary income	7,550,763
Undistributed long-term capital gains	4,850,052
Net unrealized depreciation	(135,790,326)

Net assets	$976,124,161

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$8,324,298	$(8,324,298)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	2,847	22,900
Service Class	30,789,471	49,523,399
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,457	529
Service Class	5,252,997	1,062,772

	36,046,772	50,609,600

Shares redeemed:
Standard Class	(5,238)	(270,995)
Service Class	(9,920,765)	(4,350,458)

	(9,926,003)	(4,621,453)

Net increase	26,120,769	45,988,147

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–14

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$161,237	Net unrealized depreciation on futures contracts	$(14,312)
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	—	Net unrealized depreciation on futures contracts	(422,297)

Total		$161,237		$(436,609)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,056,438	$153,219
Equity contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(36,219,006)	(7,800)

Total		$(34,162,568)	$145,419

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (Average notional value)	$44,604,611	$49,990,146

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal to change the Fund’s name and investment strategy. Effective February 8, 2016, the Fund’s name will be LVIP BlackRock Global Allocation V.I. Managed Risk Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. Milliman Financial Risk Management LLC, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Global Allocation V.I. Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–16

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
85.42%	14.58%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Global Allocation funds category and a custom index (Global Allocation Blended Risk Control Composite). The Board also considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was higher than the median standard deviation of the

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–17

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

performance peer group and the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in May 2013, which provided a limited period of time to evaluate investment performance. The Board noted LIAC’s statement that the Fund continued to meet its objective of being at or below its volatility target and that LIAC would continue to monitor the Fund’s performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position (s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position (s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position (s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund–21

LVIP BlackRock Inflation Protected Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP BlackRock Inflation Protected Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (2.82%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Barclays Capital U.S. TIPS Index, Series L1, returned (1.44%).

2015 continued to be marked by global Central Bank policy divergence, most notably between that of the US, which was expected to ease off of its zero-interest rate policy, and Europe and Japan, which saw greater need to add to or maintain their record levels of easy policy. The Barclays Capital U.S. TIPS Index, Series L registered negative absolute performance in the last three quarters as real yields drifted higher and breakevens continued to be pressured by plummeting energy prices. Benchmark 10-year inflation expectations breached multi-year lows at the end of September before recovering somewhat to end the year at 1.56%.

In the Eurozone, the European Central Bank (ECB) remained challenged by persistently low market-based inflation expectations (5 year, 5 year forward inflation remained below 2%). This dynamic, along with the continued challenges to growth, caused them to implement easier monetary policy. However, in the fourth quarter, the ECB’s delivery of additional easing measures underwhelmed market expectations.

Over the year, the Fund was generally long breakevens in the US, and as the year drew to a close, added to long positioning in European breakevens. The Fund’s active FX positioning was transitioned from one that was predominantly long the USD (vs. the EUR and JPY), to a structure that held tactical positions to hedge portfolio risks, especially around near-term headlines, risk events, and the forward evolution of monetary policy.

For performance over the year, the portfolio’s long USD FX positioning (esp. vs. EUR) and allocation to Italian inflation-linked bonds/breakevens were the primary contributors to active performance over the period. The portfolio’s New Zealand (outright, and in part vs. US) real rate allocation also contributed.

Long US breakeven positioning was the primary detractor over the 12-month period, as energy prices plummeted and challenged market-based measures of inflation expectations. Additional detractors included the portfolio’s short Japanese nominal positioning.

Martin Hegarty

Gargi Pal Chaudhuri

BlackRock Financial Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,219 for the Standard Class shares and to $11,061 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. TIPS Index2 did over the same period. The same $10,000 investment would have increased to $11,712. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 2.82%

Five Year	+ 1.85%

Inception (5/3/10)	+ 2.05%

Service Class Shares

One Year	– 3.07%

Five Year	+ 1.60%

Inception (5/3/10)	+ 1.79%

1.	The Barclays Capital U.S. Treasury Inflation-Linked Bond Index (Series-L) measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market.

2.	The Barclays Capital U.S. TIPS Index measures the total return performance of the market for inflation protected securities by the U.S. Treasury.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$972.30	0.46%	$2.29
Service Class Shares	1,000.00	971.10	0.71%	3.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.89	0.46%	$2.35
Service Class Shares	1,000.00	1,021.63	0.71%	3.62

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Commercial Mortgage-Backed Securities	0.30%
Non-Agency Collateralized Mortgage Obligations	0.12%
Sovereign Bonds	41.30%
Australia	1.51%
Canada	0.53%
Denmark	0.37%
France	7.92%
Germany	7.03%
Italy	9.86%
Japan	4.04%
New Zealand	1.05%
Spain	2.60%
Sweden	0.92%
United Kingdom	5.47%
U.S. Treasury Obligations	52.39%
Money Market Fund	3.66%
Total Value of Securities	97.77%
Receivables and Other Assets Net of Liabilities	2.23%
Total Net Assets	100.00%

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets

December 31, 2015

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.30%
#BAMLL Commercial Mortgage Securities Trust Series 2012-PARK A 144A 2.959% 12/10/30	1,014,000	$1,007,689
#BB-UBS Trust Series 2012-SHOW A 144A 3.43% 11/5/36	930,000	925,176
#Goldman Sachs Mortgage Securities Trust Series 2012-ALOH A 144A 3.551% 4/10/34	883,000	907,482
#•Irvine Core Office Trust Series 2013-IRV A2 144A 3.173% 5/15/48	798,000	793,267
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 A4 2.918% 2/15/46	357,000	353,097

Total Commercial Mortgage-Backed Securities (Cost $4,074,126)		3,986,711

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.12%
ABN Amro Mortgage
Series 2003-4 A4 5.50% 3/25/33	91,430	95,380
Series 2003-6 1A4 5.50% 5/25/33	180,341	188,165
Banc of America Mortgage Trust Series 2004-7 7A1 5.00% 8/25/19	72,958	72,680
¿Cendant Mortgage Capital Pass Through Series 2003-6 A3 5.25% 7/25/33	333,652	336,030
¿CHL Mortgage Pass Through Trust Series 2004-5 2A4 5.50% 5/25/34	150,806	152,701
MASTR Asset Securitization Trust Series 2003-10 3A1 5.50% 11/25/33	208,823	214,493
•PHHMC Trust Series 2007-6 A1 5.395% 12/18/37	136,870	136,331
¿WaMu Mortgage Pass Through Certificates Trust Series 2003-S11 3A5 5.95% 11/25/33	300,004	308,334
Wells Fargo Mortgage Backed Securities Trust Series 2007-3 3A1 5.50% 4/25/22	57,221	58,135

Total Non-Agency Collateralized Mortgage Obligations (Cost $1,590,875)		1,562,249

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS–41.30%
Australia–1.51%
Australia Government Bonds
1.00% 11/21/18	AUD	4,875,000	$3,768,127
1.25% 2/21/22	AUD	4,450,000	3,673,795
3.00% 9/20/25	AUD	5,835,000	6,034,737
4.00% 8/20/20	AUD	4,780,000	6,642,583

			20,119,242

Canada–0.53%
Canadian Government Bond
4.25% 12/1/21	CAD	7,609,617	7,007,918

			7,007,918

Denmark–0.37%
Denmark Inflation Linked Government Bond
0.10% 11/15/23	DKK	33,374,534	4,998,682

			4,998,682

France–7.92%
France Government Bond O.A.T.
0.10% 7/25/21	EUR	5,766,929	6,520,907
0.10% 3/1/25	EUR	3,910,272	4,359,672
0.25% 7/25/24	EUR	1,337,552	1,529,354
#144A 0.70% 7/25/30	EUR	15,864,464	18,678,342
1.00% 7/25/17	EUR	21,831,676	24,415,481
1.10% 7/25/22	EUR	2,851,196	3,456,315
1.30% 7/25/19	EUR	11,789,605	13,764,100
2.10% 7/25/23	EUR	14,781,394	19,115,445
2.25% 7/25/20	EUR	10,990,361	13,653,876

			105,493,492

Germany–7.03%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75% 4/15/18	EUR	29,348,705	32,710,310
Deutsche Bundesrepublik Inflation Linked Bonds
0.10% 4/15/23	EUR	25,297,188	28,821,239
0.10% 4/15/26	EUR	7,850,720	8,983,395
1.50% 4/15/16	EUR	5,819	6,263
1.75% 4/15/20	EUR	19,388,415	23,216,550

			93,737,757

Italy–9.86%
Italy Buoni Poliennali Del Tesoro Inflation Linked Bonds
#144A 1.25% 9/15/32	EUR	5,914,183	6,663,775
2.10% 9/15/16	EUR	53,596	59,025
2.10% 9/15/21	EUR	17,904,789	21,694,276
2.35% 9/15/19	EUR	18,272,304	21,760,692
#144A 2.35% 9/15/24	EUR	31,737,125	39,844,040
2.55% 9/15/41	EUR	8,572,573	11,740,302
2.60% 9/15/23	EUR	23,194,716	29,657,124

			131,419,234

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Japan–4.04%
Japanese Government CPI Linked Bonds
0.10% 9/10/23	JPY	1,004,157,000	$8,807,677
0.10% 3/10/24	JPY	811,778,100	7,120,280
0.10% 9/10/24	JPY	1,029,528,500	9,060,193
0.10% 3/10/25	JPY	3,194,855,900	28,094,532
1.10% 12/10/16	JPY	87,447,000	757,704

			53,840,386

New Zealand–1.05%
New Zealand Government Bond
3.00% 9/20/30	NZD	18,632,000	13,992,478

			13,992,478

Spain–2.60%
Spain Government Inflation Linked Bonds
#144A 0.55% 11/30/19	EUR	6,612,411	7,374,647
#144A 1.80% 11/30/24	EUR	22,810,060	27,222,289

			34,596,936

Sweden–0.92%
Sweden Inflation Linked Bonds
0.25% 6/1/22	SEK	29,680,000	3,775,545
1.00% 6/1/25	SEK	20,395,000	2,765,075
4.00% 12/1/20	SEK	30,130,000	5,732,950

			12,273,570

United Kingdom–5.47%
United Kingdom Gilt Inflation Linked
0.125% 11/22/19	GBP	3,687,740	5,701,959
0.125% 3/22/24	GBP	18,117,536	28,377,534
1.25% 11/22/17	GBP	14,855,388	22,914,989
2.50% 4/16/20	GBP	3,040,000	15,930,273

			72,924,755

Total Sovereign Bonds (Cost $561,663,810)			550,404,450

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS–52.39%
U.S. Treasury Inflation Index Bonds
0.75% 2/15/45	5,625,756	$4,919,059
2.125% 2/15/41	20,568,239	24,406,704
2.50% 1/15/29	10,903,891	12,937,510
U.S. Treasury Inflation Index Notes
0.125% 4/15/17	45,027,020	44,952,860
0.125% 4/15/18	29,424,196	29,378,618
0.125% 4/15/20	45,865,399	45,314,464
0.125% 1/15/22	24,731,994	23,993,250
0.125% 7/15/22	48,547,226	47,124,938
0.125% 1/15/23	34,887,283	33,488,164
0.125% 7/15/24	17,644,065	16,777,141
0.25% 1/15/25	55,720,284	53,237,165
0.375% 7/15/23	22,693,510	22,194,729
0.375% 7/15/25	57,713,607	55,920,560
¥0.625% 7/15/21	38,682,877	38,974,275
0.625% 1/15/24	35,069,705	34,711,713
1.125% 1/15/21	44,191,820	45,602,158
1.25% 7/15/20	34,693,213	36,110,743
1.375% 7/15/18	15,749,983	16,313,644
1.375% 1/15/20	16,529,646	17,198,154
1.625% 1/15/18	15,729,304	16,227,294
1.875% 7/15/19	7,268,198	7,711,434
2.125% 1/15/19	13,924,669	14,741,657
2.375% 1/15/25	35,787,551	40,726,985
2.625% 7/15/17	14,694,378	15,353,039

Total U.S. Treasury Obligations (Cost $706,431,421)		698,316,258

	Number of Shares

MONEY MARKET FUND–3.66%
BlackRock Liquidity TempFund	48,817,690	48,817,690

Total Money Market Fund (Cost $48,817,690)		48,817,690

TOTAL VALUE OF SECURITIES–97.77% (Cost $1,322,577,922)	1,303,087,358
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.23%	29,708,577

NET ASSETS APPLICABLE TO 134,326,197 SHARES OUTSTANDING–100.00%	$1,332,795,935

NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($537,381,754 / 54,081,620 Shares)	$9.936

NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($795,414,181 / 80,244,577 Shares)	$9.912

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,471,564,383
Distributions in excess of net investment income	(433,796)
Accumulated net realized loss on investments	(122,622,126)
Net unrealized depreciation of investments and derivatives	(15,712,526)

Total net assets	$1,332,795,935

LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $103,416,707, which represents 7.76% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

«

Includes $213,966 cash collateral held at broker for futures contracts, $354,306 foreign currencies collateral held at broker for futures contracts, $12,193,594 payable for securities purchased, $644,292 due to manager and affiliates, and $352,918 payable for fund shares redeemed as of December 31, 2015.

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	JPY	(9,255,500)	USD	75,316	1/7/16	$(1,696)
BNYM	CAD	(242,000)	USD	181,410	1/6/16	6,546
BNYM	EUR	(4,602,000)	USD	4,931,119	1/6/16	(70,630)
BNYM	GBP	(298,000)	USD	446,014	1/6/16	6,681
BNYM	JPY	(100,000,000)	USD	825,510	1/7/16	(6,562)
GSC	EUR	1,644,000	USD	(1,788,832)	1/6/16	(2,027)
GSC	JPY	(6,375,000,000)	USD	52,710,362	1/7/16	(334,228)
GSC	NZD	(2,573,000)	USD	1,742,060	1/6/16	(17,128)
GSC	SEK	(104,500,000)	USD	12,346,600	1/7/16	(31,865)
MSC	AUD	(27,353,000)	USD	19,821,690	1/6/16	(108,463)
MSC	DKK	(34,784,000)	USD	5,147,874	1/6/16	82,283
MSC	EUR	300,000	USD	(327,655)	1/6/16	(1,596)
MSC	JPY	(19,255,500)	USD	156,704	1/7/16	(3,515)
RBS	EUR	(288,360,000)	USD	318,358,648	1/6/16	4,950,355
RBS	GBP	(66,820,000)	USD	101,139,052	1/6/16	2,628,047
RBS	JPY	(98,116,000)	USD	795,986	1/7/16	(20,409)
SCB	NZD	(17,693,000)	USD	11,576,689	1/6/16	(520,209)
SG	MXN	98,960,000	USD	(5,957,190)	1/6/16	(217,550)
SSB	CAD	(9,697,000)	USD	7,077,026	1/6/16	70,169
UBS	EUR	(48,607,000)	USD	51,484,874	1/6/16	(1,344,356)

						$5,063,847

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund

Statement of Net Assets (continued)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(77)	Euro-Bobl	$(10,958,463)	$(10,933,929)	3/9/16	$24,534
(460)	Euro-BTP	(68,722,011)	(68,943,723)	3/9/16	(221,712)
(91)	Euro-Bund	(15,655,992)	(15,616,661)	3/9/16	39,331
2	Euro-Buxl 30 yr	331,184	329,052	3/9/16	(2,132)
(62)	Japan 10 yr Bonds (OSE)	(76,695,172)	(76,875,873)	3/15/16	(180,701)
5	U.S. Treasury 2 yr Notes	1,088,163	1,086,172	4/1/16	(1,991)
(13)	U.S. Treasury 5 yr Notes	(1,537,942)	(1,538,164)	4/1/16	(222)
(182)	U.S. Treasury 10 yr Notes	(22,940,430)	(22,914,937)	3/22/16	25,493
209	U.S. Treasury Long Bonds	32,243,477	32,133,750	3/22/16	(109,727)
(317)	U.S. Treasury Ultra Bonds	(49,889,507)	(50,303,938)	3/22/16	(414,431)

					$(841,558)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See	Note 7 in “Notes to Financial Statements”.

Summary of Abbreviations:

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNYM–Bank of New York Mellon

CAD–Canadian Dollar

CPI–Consumer Price Index

DKK–Danish Krone

EUR–Euro

GBP–British Pound Sterling

GSC–Goldman Sachs Capital

JPY–Japanese Yen

MASTR–Mortgage Asset Securitization Transactions, Inc.

MSC–Morgan Stanley & Company

MXN–Mexican Peso

NZD–New Zealand Dollar

O.A.T.–Obligations Assimilables du Tresor

OSE–Osaka Securities Exchange

RBS–Royal Bank of Scotland

SCB–Standard Chartered Bank

SEK–Swedish Krona

SG–Societe Generale

SSB–State Street Bank

UBS–Union Bank of Switzerland

USD–United States Dollar

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$7,285,976
Dividends	49,992

7,335,968

EXPENSES:
Management fees	5,501,569
Distribution fees-Service Class	2,094,321
Accounting and administration expenses	311,038
Reports and statements to shareholders	92,969
Professional fees	61,132
Custodian fees	31,909
Trustees’ fees and expenses	29,600
Pricing fees.	5,633
Consulting fees	2,591
Other	11,330

Total operating expenses	8,142,092

NET INVESTMENT LOSS	(806,124)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(36,340,255)
Foreign currencies	(14,250,460)
Foreign currency exchange contracts	18,749,024
Futures contracts	(8,375,928)
Swap contracts	12,419,729

Net realized loss	(27,797,890)

Net change in unrealized appreciation (depreciation) of:
Investments	(12,255,997)
Foreign currencies	(426,250)
Foreign currency exchange contracts	331,084
Futures contracts	2,643,231
Swap contracts	(1,823,765)

Net change in unrealized appreciation (depreciation)	(11,531,697)

NET REALIZED AND UNREALIZED LOSS	(39,329,587)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,135,711)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(806,124)	$11,489,850
Net realized loss	(27,797,890)	(6,571,770)
Net change in unrealized appreciation (depreciation)	(11,531,697)	26,621,065

Net increase (decrease) in net assets resulting from operations	(40,135,711)	31,539,145

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,500,326)	(5,318,875)
Service Class	(9,934,795)	(8,012,118)

	(16,435,121)	(13,330,993)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	249,090,471	108,376,791
Service Class	96,615,381	134,683,463
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	6,500,326	5,318,875
Service Class	9,934,795	8,012,118

	362,140,973	256,391,247

Cost of shares redeemed:
Standard Class	(67,583,044)	(58,691,426)
Service Class	(121,609,658)	(115,163,457)

	(189,192,702)	(173,854,883)

Increase in net assets derived from capital share transactions	172,948,271	82,536,364

NET INCREASE IN NET ASSETS	116,377,439	100,744,516
NET ASSETS:
Beginning of year	1,216,418,496	1,115,673,980

End of year	$1,332,795,935	$1,216,418,496

Undistributed (distributions in excess of) net investment income	$(433,796)	$9,573,604

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$10.351	$10.189	$11.480	$11.023	$10.131

Income (loss) from investment operations:
Net investment income[1]	0.010	0.120	0.035	0.097	0.220
Net realized and unrealized gain (loss)	(0.302)	0.194	(0.997)	0.618	1.010

Total from investment operations	(0.292)	0.314	(0.962)	0.715	1.230

Less dividends and distributions from:
Net investment income	(0.123)	(0.152)	(0.057)	—	(0.231)
Net realized gain	—	—	(0.272)	(0.258)	(0.107)

Total dividends and distributions	(0.123)	(0.152)	(0.329)	(0.258)	(0.338)

Net asset value, end of period	$9.936	$10.351	$10.189	$11.480	$11.023

Total return[2]	(2.82% )	3.07%	(8.37% )	6.51%	12.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$537,382	$370,362	$311,319	$334,673	$156,626
Ratio of expenses to average net assets	0.46%	0.46%	0.48%	0.51%	0.52%
Ratio of net investment income to average net assets	0.10%	1.14%	0.32%	0.85%	2.06%
Portfolio turnover	367%	378%	438%	483%	657%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$10.352	$10.164	$11.450	$11.022	$10.129

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.016)	0.094	0.008	0.068	0.197
Net realized and unrealized gain (loss)	(0.301)	0.193	(0.993)	0.618	1.005

Total from investment operations	(0.317)	0.287	(0.985)	0.686	1.202

Less dividends and distributions from:
Net investment income	(0.123)	(0.099)	(0.029)	—	(0.202)
Net realized gain	—	—	(0.272)	(0.258)	(0.107)

Total dividends and distributions	(0.123)	(0.099)	(0.301)	(0.258)	(0.309)

Net asset value, end of period	$9.912	$10.352	$10.164	$11.450	$11.022

Total return[2]	(3.07% )	2.82%	(8.60% )	6.24%	11.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$795,414	$846,056	$804,355	$392,748	$241,007
Ratio of expenses to average net assets	0.71%	0.71%	0.73%	0.76%	0.77%
Ratio of net investment income (loss) to average net assets	(0.15% )	0.89%	0.07%	0.60%	1.81%
Portfolio turnover	367%	378%	438%	483%	657%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and credit default swaps (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Index swap contracts and other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included

LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisers Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.45% of the first $500 million of the average daily net assets of the Fund and 0.40% of average daily net assets in excess of $500 million.

BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$56,207
Legal	15,651

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $77,519 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$474,873
Distribution fees payable to LFD	169,419

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,619,478,796
Purchases of U.S. government securities	3,152,361,236
Sales other than U.S. government securities	1,500,916,419
Sales of U.S. government securities	3,028,407,625

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,336,988,804

Aggregate unrealized appreciation	$3,544,547
Aggregate unrealized depreciation	(37,445,993)

Net unrealized depreciation	$(33,901,446)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Commercial Mortgage-Backed Securities	$—	$3,986,711	$3,986,711
Non-Agency Collateralized Mortgage Obligations	—	1,562,249	1,562,249
Sovereign Bonds	—	550,404,450	550,404,450
U.S. Treasury Obligations	—	698,316,258	698,316,258
Money Market Funds	48,817,690	—	48,817,690

Total	$48,817,690	$1,254,269,668	$1,303,087,358

Foreign Currency Exchange Contracts	$—	$5,063,847	$5,063,847

Futures Contracts	$(841,558)	$—	$(841,558)

There were no Level 3 investments at the end of the year.

LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$16,435,121	$13,330,993

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,471,564,383
Undistributed ordinary income	5,813,156
Capital loss carryforwards	(110,053,966)
Net unrealized depreciation	(34,444,115)
Straddle losses deferred	(83,523)

Net assets	$1,332,795,935

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency contracts and Treasury Inflation-Protected Securities deflationary adjustments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, swap contracts and paydown gain (loss) of mortgage and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investments Income	Accumulated Net Realized Loss
$7,233,845	$(7,233,845)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$60,074,625	$49,979,341	$110,053,966

LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	24,250,035	10,293,601
Service Class	9,364,842	12,819,679
Shares issued upon reinvestment of dividends and distributions:
Standard Class	644,873	511,214
Service Class	987,358	771,242

	35,247,108	24,395,736

Shares redeemed:
Standard Class	(6,595,157)	(5,577,842)
Service Class	(11,838,870)	(10,996,606)

	(18,434,027)	(16,574,448)

Net increase	16,813,081	7,821,288

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund may enter into index swap contracts in the normal course of pursuing its investment objective and strategies. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap

LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$7,744,081	Receivables and other assets net of liabilities	$(2,680,234)
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	89,358	Receivables and other assets net of liabilities	(930,916)

Total		$7,833,439		$(3,611,150)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$18,749,024	$331,084
Interest rate contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(8,375,928)	2,643,231
Index contracts (Index swap contracts)	Net realized gain (loss) from index swap contracts and net change in unrealized appreciation (depreciation) of index swap contracts	12,419,729	(1,823,765)

Total		$22,792,825	$1,150,550

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (Average cost)	$64,411,992	$172,625,966
Futures contracts (Average notional value)	103,076,719	543,767,047
Index swap contracts (Average notional value)	120,389,120	—

At December 31, 2015, the Fund posted U.S. Treasury Obligations with a value of $5,109,929 as collateral for derivatives.

LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At December 31, 2015, the Fund has the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$—	$(1,696)	$(1,696)
Goldman Sachs Capital	—	(385,248)	(385,248)
JPMorgan Chase Bank	89,358	(930,916)	(841,558)
Morgan Stanley & Co.	82,283	(113,574)	(31,291)
Royal Bank of Scotland	7,578,402	(20,409)	7,557,993
Union Bank of Switzerland	—	(1,344,356)	(1,344,356)

Total	$7,750,043	$(2,796,199)	$4,953,844

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount[a]
Bank of America Merrill Lynch	$(1,696)	$—	$—	$—	$—	$(1,696)
Goldman Sachs Capital	(385,248)	—	—	—	—	(385,248)
JPMorgan Chase Bank	(841,558)	(1,320,197)	—	2,161,755	—	—
Morgan Stanley & Co.	(31,291)	—	—	—	—	(31,291)
Royal Bank of Scotland	7,557,993	—	—	—	—	7,557,993
Union Bank of Switzerland	(1,344,356)	—	—	—	—	(1,344,356)

Total	$4,953,844	$(1,320,197)	$—	$2,161,755	$—	$5,795,402

aNet amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, no securities have been determined to be illiquid. Rule 144A securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Inflation Protected Bond Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock Inflation Protected Bond Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Inflation Protected Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP BlackRock Inflation Protected Bond Fund–20

LVIP BlackRock Inflation Protected Bond Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board noted that the investment management fees were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Barclays U.S. Treasury US TIPS TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, compared to the subadvisory fees of comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fee was reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP BlackRock Inflation Protected Bond Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP BlackRock Inflation Protected Bond Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP BlackRock Inflation Protected Bond Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP BlackRock Inflation Protected Bond Fund–24

LVIP BlackRock Multi-Asset Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP BlackRock Multi-Asset Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Multi-Asset Income Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (3.92%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the BlackRock Multi-Asset Income Composite1 returned, (0.67%); and its broad based benchmark indexes, the Barclays Capital U.S. Aggregate Bond Index2 returned 0.55%, and the MSCI All Country World Index (net dividends)3 returned (2.36%).

The portfolio remains focused on providing a compelling level of income while managing overall portfolio volatility. As of period end, the estimated yield on the portfolio was 4.12% based on the trailing 12-month yield of the underlying holdings.

2015 was largely defined by lackluster returns and the reemergence of volatility. We believe many of the headwinds faced in 2015 may remain obstacles in 2016. Interestingly, 2015 was only the second time in the last 20 years (the first being 2008) when the average return across major income generating assets was negative, finishing the year down around 4% (Source: Morningstar, BlackRock). In other words, it has been a difficult year not only for broad risk assets but especially for those investors seeking yield. As we expect volatility to remain elevated and returns more difficult to come by, a tactical, risk-oriented diversified approach to delivering income is crucial going forward.

An allocation to high yield proved to be the primary detractor from performance as concern over the energy sector spilled over to the broader space and led to a meaningful selloff in 2015. Additionally, exposure to the iShares International Select Dividend ETF, which has a meaningful weight to Australia, a country whose economic growth is largely tied to the mining sector, negatively impacted performance given volatility across commodities. Emerging market dividend equities also disappointed as slower economic growth in several countries, particularly Taiwan, China and Brazil, caused investors to exit the space. While the Portfolio did not hold a significant amount of Master Limited Partnerships (MLPs) exposure, a modest allocation also weighed on returns. Finally, exposure to longer dated investment grade bonds detracted as a flood of new issuance and uncertainty over the Federal Reserve rate increase led to underperformance. The largest contributor to overall performance was the Portfolio’s allocations to preferred stock, continuing their streak as one of the top performing asset classes over the past two years. Lastly, short term and intermediate investment grade corporates benefited the Portfolio, as investors searching for quality and stability provided support for these areas.

The Portfolio used derivatives to manage duration exposure, hedge euro currency exposure and reduce equity beta. Overall, derivatives contributed to performance and reduced overall Portfolio risk as interest rates rose, the dollar continued to appreciate relative to the euro and equities experienced heightened volatility.

Michael Fredericks

Justin Christofels

Alex Shingler

BlackRock Investment Management, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Multi-Asset Income Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,554 for the Standard Class shares and to $9,515 for the Service Class shares. For comparison, look at how the BlackRock Multi-Asset Income Composite, the Barclays Capital U.S. Aggregate Bond Index and the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,195, $10,374 and decreased to $9,966, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 3.92%

Inception (5/1/14)	– 2.69%

Service Class Shares

One Year	– 4.16%

Inception (5/1/14)	– 2.94%

1	The BlackRock Multi-Asset Income Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 50% MSCI ACWI (net dividends) Index.

2

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

3

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of development markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP BlackRock Multi-Asset Income Fund–1

LVIP BlackRock Multi-Asset Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$963.00	0.36%	$1.78
Service Class Shares	1,000.00	961.80	0.61%	3.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.39	0.36%	$1.84
Service Class Shares	1,000.00	1,022.13	0.61%	3.11

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Multi-Asset Income Fund–2

LVIP BlackRock Multi-Asset Income Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Investment Companies	99.45%

Equity Funds	22.69%
Fixed Income Funds	57.51%
International Equity Funds	13.48%
Money Market Fund	5.77%

Total Value of Securities	99.45%

Receivables and Other Assets Net of Liabilities	0.55%

Total Net Assets	100.00%

LVIP BlackRock Multi-Asset Income Fund–3

LVIP BlackRock Multi-Asset Income Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.45%
Equity Funds–22.69%
Alerian MLP ETF	16,790	$202,319
iShares Core High Dividend ETF	8,915	654,450
iShares Select Dividend ETF	3,464	260,320
iShares U.S. Preferred Stock ETF	22,601	878,049

		1,995,138

Fixed Income Funds–57.51%
iShares 1-3 Year Credit Bond ETF	13,308	1,392,017
iShares 10+ Year Credit Bond ETF	10,819	602,402
iShares CMBS ETF	8,557	432,642
iShares iBoxx $ High Yield Corporate Bond ETF	28,326	2,282,509
iShares Intermediate Credit Bond ETF	3,240	347,587

		5,057,157

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
International Equity Funds–13.48%
iShares Emerging Markets Dividend ETF	8,726	$262,740
iShares Europe ETF	5,396	216,434
iShares International Select Dividend ETF	24,585	705,835

		1,185,009

Money Market Fund–5.77%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	507,387	507,387

		507,387

Total Investment Companies (Cost $9,339,331)		8,744,691

TOTAL VALUE OF SECURITIES–99.45% (Cost $9,339,331)	8,744,691
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.55%	48,798

NET ASSETS APPLICABLE TO 976,378 SHARES OUTSTANDING–100.00%	$8,793,489

NET ASSET VALUE PER SHARE–LVIP BLACKROCK MULTI-ASSET INCOME FUND STANDARD CLASS ($756,921 / 84,052 Shares)	$9.005
NET ASSET VALUE PER SHARE–LVIP BLACKROCK MULTI-ASSET INCOME FUND SERVICE CLASS ($8,036,568 / 892,326 Shares)	$9.006
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$9,636,171
Distributions in excess of net investment income	(830)
Accumulated net realized loss on investments	(246,723)
Net unrealized depreciation of investments and derivatives	(595,129)

Total net assets	$8,793,489

«

Includes $33,403 cash collateral and $7,545 foreign currencies collateral held at broker for futures contracts, $3,558 due to manager and affiliates, $3,226 expense reimbursement receivable from Lincoln Investment Advisors Corporation, and $131 payable for fund shares redeemed as of December 31, 2015.

LVIP BlackRock Multi-Asset Income Fund–4

LVIP BlackRock Multi-Asset Income Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1	Australian 10 yr Bond	$ 70,566	$ 70,782	3/16/16	$ 216
(1)	E-mini S&P 500 Index	(100,490)	(101,770)	3/19/16	(1,280)
(1)	Euro Currency	(136,436)	(136,075)	3/15/16	361
(4)	Euro STOXX 50 Index	(141,035)	(142,662)	3/21/16	(1,627)
(2)	U.S. Treasury 2 yr Notes	(435,169)	(434,468)	4/1/16	701
(2)	U.S. Treasury 5 yr Notes	(237,138)	(236,641)	4/1/16	497
(6)	U.S. Treasury 10 yr Notes	(756,848)	(755,438)	3/22/16	1,410
(1)	U.S. Treasury Ultra Bond	(157,920)	(158,687)	3/22/16	(767)

					$ (489)

The use of futures contracts involve elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

CMBS–Commercial Mortgage-Backed Security

ETF–Exchange-Traded Fund

MLP–Master Limited Partnership

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–5

LVIP BlackRock Multi-Asset Income Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from investment companies	$319,417

EXPENSES:
Management fees	54,870
Professional fees	20,963
Distribution fees-Service Class	17,489
Reports and statements to shareholders	5,038
Custodian fees	2,446
Accounting and administration expenses	1,910
Consulting fees	1,705
Pricing fees	231
Trustees’ fees and expenses	182
Other	479

105,313
Less management fees waived	(33,890)
Less expenses reimbursed	(24,885)

Total operating expenses	46,538

NET INVESTMENT INCOME	272,879

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of investments in investment companies	(242,289)
Foreign currencies	79
Futures contracts	24,412

Net realized loss	(217,798)

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	(428,766)
Futures contracts	(4,769)

Net change in unrealized appreciation (depreciation)	(433,535)

NET REALIZED AND UNREALIZED LOSS	(651,333)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(378,454)

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$272,879	$141,589
Net realized loss	(217,798)	(27,003)
Net change in unrealized appreciation (depreciation)	(433,535)	(161,594)

Net decrease in net assets resulting from operations	(378,454)	(47,008)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(25,899)	(17,087)
Service Class	(249,732)	(127,337)
Return of capital:
Standard Class	—	(125)
Service Class	—	(906)

	(275,631)	(145,455)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	507,320	769,089
Service Class	3,354,344	5,851,684
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	25,899	17,212
Service Class	249,732	128,243

	4,137,295	6,766,228

Cost of shares redeemed:
Standard Class	(471,415)	(134)
Service Class	(529,035)	(262,902)

	(1,000,450)	(263,036)

Increase in net assets derived from capital share transactions	3,136,845	6,503,192

NET INCREASE IN NET ASSETS	2,482,760	6,310,729
NET ASSETS:
Beginning of year	6,310,729	—

End of year	$8,793,489	$6,310,729

Distributions in excess of net investment income	$(830)	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–6

LVIP BlackRock Multi-Asset Income Fund

Financial Highlights

Select data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Multi-Asset Income Fund Standard Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$ 9.699	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.347	0.284
Net realized and unrealized loss	(0.727)	(0.339)
Total from investment operations	(0.380)	(0.055)

Less dividends and distributions from:
Net investment income	(0.314)	(0.244)
Return of capital	—	(0.002)
Total dividends and distributions	(0.314)	(0.246)

Net asset value, end of period	$ 9.005	$ 9.699

Total return[3]	(3.92%)	(0.55%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 757	$ 765
Ratio of expenses to average net assets[4]	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.09%	1.32%
Ratio of net investment income to average net assets	3.60%	4.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.87%	3.24%
Portfolio turnover	40%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–7

LVIP BlackRock Multi-Asset Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP BlackRock Multi-Asset Income Fund Service Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$ 9.699	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.322	0.266
Net realized and unrealized loss	(0.725)	(0.337)
Total from investment operations	(0.403)	(0.071)

Less dividends and distributions from:
Net investment income	(0.290)	(0.228)
Return of capital	—	(0.002)
Total dividends and distributions	(0.290)	(0.230)

Net asset value, end of period	$ 9.006	$ 9.699

Total return[3]	(4.16%)	(0.72%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 8,036	$ 5,546
Ratio of expenses to average net assets[4]	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.34%	1.57%
Ratio of net investment income to average net assets	3.35%	3.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.62%	2.99%
Portfolio turnover	40%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Multi-Asset Income Fund–8

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Multi-Asset Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to maximize current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2014–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain (loss) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from investment companies are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security,

LVIP BlackRock Multi-Asset Income Fund–9

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.68% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.42% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.36% of the average daily net assets for the Standard Class and 0.61% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

BlackRock Investment Management, LLC. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$343
Legal	95

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $127 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12-b1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$3,226
Management fees payable to LIAC	1,900
Distribution fees payable to LFD	1,658

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 63.12% of the Standard Class shares and 53.28% of Service Class shares of the Fund.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$6,154,751
Sales	2,998,086

LVIP BlackRock Multi-Asset Income Fund–10

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$9,532,964

Aggregate unrealized appreciation	$9,845
Aggregate unrealized depreciation	(798,118)

Net unrealized depreciation	$(788,273)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$8,744,691

Futures Contracts	$(489)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period May 1, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Ordinary income	$275,631	$144,424
Return of capital	—	1,031

Total	$275,631	$145,455

* Date of commencement of operations.

LVIP BlackRock Multi-Asset Income Fund–11

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$9,636,171
Undistributed ordinary income	289
Capital loss carryforwards	(52,751)
Qualified late year ordinary losses deferred	(1,119)
Qualified late year capital losses deferred	(1,044)
Net unrealized depreciation	(788,057)

Net assets	$8,793,489

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss
$1,922	$(1,922)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$18,560	$34,191	$52,751

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Shares sold:
Standard Class	52,071	77,086
Service Class	347,701	584,993

Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,874	1,769
Service Class	27,708	13,177

	430,354	677,025

Shares redeemed:
Standard Class	(49,734)	(14)
Service Class	(54,909)	(26,344)

	(104,643)	(26,358)

Net increase	325,711	650,667

* Date of commencement of operations.

LVIP BlackRock Multi-Asset Income Fund–12

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Futures contracts)	Receivables and other assets net of Liabilities	$ 361	Receivables and other assets net of Liabilities	$ —
Equity contracts (Futures contracts)	Receivables and other assets net of Liabilities	—	Receivables and other assets net of Liabilities	(2,907)
Interest rate contracts (Futures contracts)	Receivables and other assets net of Liabilities	2,824	Receivables and other assets net of Liabilities	(767)
Total		$3,185		$(3,674)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$25,238	$(3,919)
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	6,523	(2,907)
Interest rate contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(7,349)	2,057

Total		$24,412	$(4,769)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$38,017	$1,412,799

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held or posted and create one single net payment. The provisions

LVIP BlackRock Multi-Asset Income Fund–13

LVIP BlackRock Multi-Asset Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$3,185	$(3,674)	$(489)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
JPMorgan Chase Bank	$(489)	$—	$—	$—	$489	$—

aNet exposure represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

8. Credit and Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock Multi-Asset Income Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Blackrock Multi-Asset Income Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock Multi-Asset Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock Multi-Asset Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP BlackRock Multi-Asset Income Fund–15

LVIP BlackRock Multi-Asset Income Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP BlackRock Multi-Asset Income Fund–16

LVIP BlackRock Multi-Asset Income Fund

Other Fund Information (continued)

for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and expense limitation through April 30, 2016 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Tactical Allocation funds category. The Board noted that the Fund’s total return was below the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by BlackRock were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, compared to the subadvisory fees of comparable funds sub-advised by BlackRock. The Board considered that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fee was reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement raises its profile in the broker-dealer community.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP BlackRock Multi-Asset Income Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Blackrock Multi-Asset Income Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Blackrock Multi-Asset Income Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Blackrock Multi-Asset Income Fund–20

LVIP BlackRock U.S. Opportunities Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (8.99%) (Standard Class shares with distributions reinvested) since inception on May 1, 2015, while its benchmark, the Russell MidcCap® Index1, returned (5.29%).

Volatility persisted in the global equity markets through most of 2015, and despite a late fourth quarter rally, the result was the first negative year since 2011 (in USD terms). The U.S. was again one of the best performing major regions for the year, underperforming only Japan, as the Federal Reserve (“Fed”) raised rates for the first time in nearly a decade following continued improvements in both employment and wage growth, despite the ongoing headwinds facing the energy and industrial complexes which have led to stress in the high yield credit markets. Despite the tragic terrorist attacks in Paris, European equities finished the quarter and year with modest gains in local currency terms (although negative in USD terms for the year) investors remained hopeful that the tepid economic recovery has more room to go. And while there was a rebound in performance of Chinese equities following the sharp sell-off after the market was boosted by a central bank rate cut by the People’s Bank of China, concerns regarding policy responses persist.

Stock selection in the consumer discretionary and financials sectors led detractors for the period. Within the consumer discretionary sector, stock selection within the apparel accessories & luxury goods sub-industry detracted after shares of Iconix Brand Group traded down after a pending SEC investigation questioned some of its accounting practices. Given the pending investigation, the Team exited the position late in the year and rotated into better opportunities elsewhere. Within the financials sector, stock selection in hotel & resorts REIT’s sub-industry detracted driven by the Fund’s position in Pebblebrook Hotel Trust, which sold-off after investors feared a global growth scare could negatively impact occupancy rates and profitability in future quarters.

Stock selection within the industrials and telecommunication services (“telecom”) sectors led contributors during the period. Within the industrials sector, stock selection within the industrial machinery subindustry led contributors after shares in Snap-On, the high-end tool producer, rose after third-quarter results beat expectations. Within the telecom sector, stock selection within the alternative carriers subindustry was the next largest contributor after the Fund’s position in Cogent Communications Holdings Inc. traded higher on strong earnings momentum. The Team remains constructive on the company and has left the position unchanged into the new year.

Thomas Callan

Ian Jamieson

BlackRock Investment Management LLC

Advised by:

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–1

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

2015 Annual Report Commentary (continued)

rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 4th quarter when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,101 for the Standard Class shares and to $9,087 for the Service Class shares. For comparison, look at how the Russell MidCap Index did from 5/1/15 through 12/31/15. The same $10,000 investment would have decreased to $9,471. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/15

Standard Class Shares

Inception (5/1/15)	– 8.99%

Service Class Shares

Inception (5/1/15)	– 9.13%

1.	The Russell Midcap® Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth value.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–2

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expense shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$906.90	0.85%	$4.09
Service Class Shares	1,000.00	905.90	1.10%	5.28
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,020.92	0.85%	$4.33
Service Class Shares	1,000.00	1,019.66	1.10%	5.60

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–3

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	91.75%

Aerospace & Defense	1.00%
Airlines	1.85%
Auto Components	3.90%
Automobiles	0.37%
Banks	4.00%
Beverages	0.81%
Biotechnology	2.07%
Capital Markets	0.56%
Chemicals	3.14%
Consumer Finance	0.91%
Containers & Packaging	1.54%
Diversified Telecommunication Services	0.75%
Electric Utilities	3.16%
Electrical Equipment	1.86%
Electronic Equipment, Instruments & Components	1.73%
Energy Equipment & Services	0.94%
Food & Staples Retailing	0.92%
Food Products	1.70%
Health Care Equipment & Supplies	2.53%
Health Care Providers & Services	2.30%
Hotels, Restaurants & Leisure	2.38%
Household Durables	1.82%
Industrial Conglomerates	1.15%
Insurance	3.83%
Internet & Catalog Retail	0.78%
Internet Software & Services	1.42%
IT Services	4.37%
Leisure Products	0.30%
Life Sciences Tools & Services	0.08%
Machinery	3.31%
Media	1.50%
Multi-Utilities	1.60%
Oil, Gas & Consumable Fuels	3.51%
Pharmaceuticals	2.43%

Security Type/Sector	Percentage of Net Assets

Professional Services	2.46%
Real Estate Investment Trusts	10.44%
Real Estate Management & Development	1.40%
Road & Rail	0.58%
Semiconductors & Semiconductor Equipment	3.61%
Software	2.93%
Specialty Retail	1.30%
Textiles, Apparel & Luxury Goods	1.60%
Thrifts & Mortgage Finance	0.64%
Trading Companies & Distributors	0.61%
Transportation Infrastructure	0.65%
Wireless Telecommunication Services	1.01%

Limited Partnership	0.27%

Money Market Fund	10.12%

Total Value of Securities	102.14%

Liabilities Net of Receivables and Other Assets	(2.14%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Snap-on	1.94%
Equifax	1.78%
Crown Holdings	1.54%
Xcel Energy	1.49%
Hartford Financial Services Group	1.46%
Assured Guaranty	1.42%
Kennedy-Wilson Holdings	1.40%
Stanley Black & Decker	1.37%
Lear	1.37%
Euronet Worldwide	1.36%

Total	15.13%

IT–Information Technology

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–4

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)
COMMON STOCK–91.75%
Aerospace & Defense–1.00%
L-3 Communications Holdings	1,537	$183,687
Triumph Group	3,920	155,820

		339,507

Airlines–1.85%
American Airlines Group	7,111	301,151
Southwest Airlines	7,549	325,060

		626,211

Auto Components–3.90%
Delphi Automotive	4,842	415,105
Lear	3,781	464,420
†Visteon	3,853	441,169

		1,320,694

Automobiles–0.37%
†Tesla Motors	515	123,605

		123,605

Banks–4.00%
BankUnited	10,889	392,657
SunTrust Banks	8,639	370,095
†SVB Financial Group	2,606	309,853
†Western Alliance Bancorp	7,802	279,780

		1,352,385

Beverages–0.81%
Molson Coors Brewing Class B	2,924	274,622

		274,622

Biotechnology–2.07%
†Anacor Pharmaceuticals	859	97,041
Baxalta	7,220	281,797
†BioMarin Pharmaceutical	992	103,922
†Incyte	2,024	219,503

		702,263

Capital Markets–0.56%
WisdomTree Investments	12,181	190,998

		190,998

Chemicals–3.14%
Eastman Chemical	4,539	306,428
†Platform Specialty Products	17,222	220,958
Sherwin-Williams	962	249,735
Valspar	3,461	287,090

		1,064,211

Consumer Finance–0.91%
Discover Financial Services	4,817	258,288
†LendingClub	4,582	50,631

		308,919

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging–1.54%
†Crown Holdings	10,270	$520,689

		520,689

Diversified Telecommunication Services–0.75%
Cogent Communications Holdings	7,348	254,902

		254,902

Electric Utilities–3.16%
FirstEnergy	11,410	362,039
PPL	5,964	203,551
Xcel Energy	14,063	505,002

		1,070,592

Electrical Equipment–1.86%
Acuity Brands	1,558	364,260
†Sensata Technologies Holding	5,789	266,641

		630,901

Electronic Equipment, Instruments & Components–1.73%
Amphenol Class A	4,539	237,072
CDW	8,293	348,638

		585,710

Energy Equipment & Services–0.94%
National Oilwell Varco	5,570	186,539
US Silica Holdings	7,105	133,077

		319,616

Food & Staples Retailing–0.92%
†Sprouts Farmers Market	11,742	312,220

		312,220

Food Products–1.70%
†Hain Celestial Group	3,781	152,715
†Nomad Foods	2,166	25,559
Pinnacle Foods	9,330	396,152

		574,426

Health Care Equipment & Supplies–2.53%
†Boston Scientific	17,216	317,463
Cooper	1,606	215,525
†Edwards Lifesciences	1,977	156,143
St. Jude Medical	2,715	167,706

		856,837

Health Care Providers & Services–2.30%
†Amedisys	1,449	56,975
Cigna	1,674	244,956
Humana	1,179	210,463
Universal Health Services Class B	2,237	267,299

		779,693

Hotels, Restaurants & Leisure–2.38%
Aramark	8,322	268,385
Carnival	5,090	277,303

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–5

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
ClubCorp Holdings	14,133	$258,210

		803,898

Household Durables–1.82%
†Jarden	7,362	420,517
†Toll Brothers	5,875	195,637

		616,154

Industrial Conglomerates–1.15%
Roper Technologies	2,046	388,310

		388,310

Insurance–3.83%
Assured Guaranty	18,111	478,674
Hartford Financial Services Group	11,378	494,488
Reinsurance Group of America	3,783	323,636

		1,296,798

Internet & Catalog Retail–0.78%
†Liberty Interactive Class A	9,710	265,277

		265,277

Internet Software & Services–1.42%
†comScore	5,185	213,363
†Hortonworks	2,980	65,262
†New Relic	1,777	64,736
†Pandora Media	10,159	136,232

		479,593

IT Services–4.37%
†Alliance Data Systems	1,489	411,813
†Euronet Worldwide	6,354	460,220
Fidelity National Information Services	4,017	243,430
†First Data	9,822	157,348
Sabre	7,348	205,524

		1,478,335

Leisure Products–0.30%
†Performance Sports Group	10,462	100,749

		100,749

Life Sciences Tools & Services–0.08%
†Charles River Laboratories International	335	26,931

		26,931

Machinery–3.31%
Snap-on	3,822	655,205
Stanley Black & Decker	4,354	464,702

		1,119,907

Media–1.50%
EW Scripps Class A	4,140	78,660
†IMAX	5,846	207,767

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
Nexstar Broadcasting Group Class A	3,781	$221,945

		508,372

Multi-Utilities–1.60%
CMS Energy	5,822	210,058
Public Service Enterprise Group	8,608	333,044

		543,102

Oil, Gas & Consumable Fuels–3.51%
†Concho Resources	4,945	459,193
†Diamondback Energy	3,087	206,520
Energen	2,822	115,674
GasLog	8,389	69,629
Pioneer Natural Resources	2,697	338,150

		1,189,166

Pharmaceuticals–2.43%
†Jazz Pharmaceuticals	931	130,861
†Mallinckrodt	2,169	161,872
†Mylan	2,884	155,938
Perrigo	1,034	149,620
Zoetis	4,653	222,972

		821,263

Professional Services–2.46%
Equifax	5,413	602,846
†TransUnion	8,281	228,307

		831,153

Real Estate Investment Trusts–10.44%
Boston Properties	2,808	358,132
Brixmor Property Group	14,363	370,853
Care Capital Properties	5,512	168,502
Federal Realty Investment Trust	1,423	207,900
Host Hotels & Resorts	15,909	244,044
National Retail Properties	4,953	198,368
Pebblebrook Hotel Trust	5,712	160,050
Physicians Realty Trust	12,262	206,737
RLJ Lodging Trust	11,816	255,580
STAG Industrial	18,988	350,329
Ventas	6,389	360,531
VEREIT	41,008	324,783
Weyerhaeuser	10,900	326,782

		3,532,591

Real Estate Management & Development–1.40%
Kennedy-Wilson Holdings	19,675	473,774

		473,774

Road & Rail–0.58%
Kansas City Southern	2,638	196,979

		196,979

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–6

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment–3.61%
Avago Technologies	2,782	$403,807
†Cavium	2,813	184,842
Lam Research	2,387	189,576
†M/A-COM Technology Solutions Holdings	3,758	153,665
†NXP Semiconductors	3,445	290,241

		1,222,131

Software–2.93%
†Atlassian	2,585	77,757
†Autodesk	4,927	300,202
†Mobileye	2,017	85,279
†ServiceNow	3,277	283,657
†Tableau Software Class A	2,580	243,088

		989,983

Specialty Retail–1.30%
Best Buy	6,313	192,231
†Cabela’s	5,266	246,080

		438,311

Textiles, Apparel & Luxury Goods–1.60%
PVH	3,421	251,957
†Sequential Brands Group	36,492	288,652

		540,609

Thrifts & Mortgage Finance–0.64%
†Essent Group	9,907	216,864

		216,864

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.61%
†United Rentals	2,831	$205,361

		205,361

Transportation Infrastructure–0.65%
Macquarie Infrastructure	3,017	219,034

		219,034

Wireless Telecommunication Services–1.01%
†SBA Communications Class A	3,258	342,318

		342,318

Total Common Stock (Cost $31,671,192)		31,055,964

MASTER LIMITED PARTNERSHIPS–0.27%
GasLog Partners	6,603	93,895

Total Master Limited Partnerships (Cost $129,975)		93,895

MONEY MARKET FUND–10.12%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	3,425,264	3,425,264

Total Money Market Fund (Cost $3,425,264)		3,425,264

TOTAL VALUE OF SECURITIES–102.14% (Cost $35,226,431)	34,575,123
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.14%)	(725,932)

NET ASSETS APPLICABLE TO 3,728,864 SHARES OUTSTANDING–100.00%	$33,849,191

NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. OPPORTUNITIES MANAGED VOLATILITY FUND STANDARD CLASS ($500,646 / 55,160 Shares)	$9.076

NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. OPPORTUNITIES MANAGED VOLATILITY FUND SERVICE CLASS ($33,348,545 / 3,673,704 Shares)	$9.078

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$35,700,443
Distributions in excess of net investment income	(159)
Net realized loss on investments	(1,146,229)
Net unrealized depreciation of investments and derivatives	(704,864)

TOTAL NET ASSETS	$33,849,191

†	Non-income producing for the period.

«

Includes $11,054 foreign currencies collateral due to broker for futures contracts, $283,338 cash collateral held at brokers for futures contracts, $26,096 due to manager and affiliates, $922 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1,026,008 payable for securities purchased, and $56,431 payable for fund shares redeemed as of December 31, 2015.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–7

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(6) E-mini Russell 2000 Index	$(670,513)	$(678,900)	3/19/16	$(8,387)
(8) E-mini S&P 500 Index	(802,304)	(814,160)	3/19/16	(11,856)
(16) E-mini S&P MidCap 400 Index	(2,197,019)	(2,229,600)	3/19/16	(32,581)
(2) Euro STOXX 50 Index	(70,599)	(71,331)	3/21/16	(732)

				$(53,556)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–8

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Statement of Operations

May 1, 2015* to December 31, 2015

INVESTMENT INCOME:
Dividends	$148,353
EXPENSES:
Management fees	85,281
Distribution fees-Service Class	28,124
Professional fees	21,432
Custodian fees	7,710
Accounting and administration expenses	6,396
Reports and statements to shareholders	3,029
Pricing fees	311
Trustees’ fees and expenses	101
Other	15

152,399
Less expenses reimbursed	(27,623)

Total operating expenses	124,776

NET INVESTMENT INCOME	23,577

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(587,782)
Foreign currencies	221
Foreign currency exchange contracts	(24)
Futures contracts	(558,447)

Net realized loss	(1,146,032)

Net change in unrealized appreciation (depreciation) of:
Investments	(651,308)
Futures contracts	(53,556)

Net change in unrealized appreciation (depreciation)	(704,864)

NET REALIZED AND UNREALIZED LOSS	(1,850,896)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,827,319)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Opportunities Managed

Volatility Fund

Statement of Changes in Net Assets

5/1/15* to 12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$23,577
Net realized loss	(1,146,032)
Net change in unrealized appreciation (depreciation)	(704,864)

Net decrease in net assets resulting from operations	(1,827,319)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,300)
Service Class	(27,148)

Return of capital:
Standard Class	(96)
Service Class	(6,420)

(34,964)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	515,479
Service Class	37,089,225
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,396
Service Class	33,568

37,639,668

Cost of shares redeemed:
Standard Class	(2,511)
Service Class	(1,925,683)

(1,928,194)

Increase in net assets derived from capital share transactions	35,711,474

NET INCREASE IN NET ASSETS	33,849,191
NET ASSETS:
Beginning of period	—

End of period	$33,849,191

Distributions in excess of net investment income	$(159)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–9

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP BlackRock U.S. Opportunities Managed Volatility Fund
	Standard Class	Service Class
	5/1/15[1] to 12/31/15	5/1/15[1] to 12/31/15

Net asset value, beginning of period	$10.000	$10.000

Income from investment operations:
Net investment income[2]	0.028	0.013
Net realized and unrealized loss	(0.927)	(0.926)
Total from investment operations	(0.899)	(0.913)

Less dividends and distributions from:
Net investment income	(0.023)	(0.007)
Return of capital	(0.002)	(0.002)
Total dividends and distributions	(0.025)	(0.009)

Net asset value, end of period	$ 9.076	$ 9.078

Total return[3]	(8.99%)	(9.13%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 501	$33,349
Ratio of expenses to average net assets	0.85%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.09%	1.34%
Ratio of net investment income to average net assets	0.45%	0.20%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.21%	(0.04%)
Portfolio turnover	41%	41%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–10

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Opportunities Managed Volatility Fund (the “Fund”). The financial statements of the other Series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sale price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximate fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions expected to be taken on it’s federal income tax return for the open tax year December 31, 2015 and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2015* through December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–11

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e. the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2015* through December 31, 2015.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of the Fund in excess of $500 million. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.85% of the average daily net assets for the Standard Class and 1.10% for the Service Class. The agreement will continue through at least April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Board and the LIAC.

BlackRock Investment Management LLC (the “Sub-Adviser”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2015* through December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$370
Legal	104

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $431 for the period May 1, 2015* through December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $247 for the period May 1, 2015* through December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$ 922
Management fees payable to LIAC	19,640
Distribution fees payable to LFD	6,456

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–12

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 13.60% of the Service Class shares of the Fund.

* Date of commencement of operations.

3. Investments

For the period May 1, 2015* through December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$39,410,406
Sales	6,997,073

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$35,503,965

Aggregate unrealized appreciation	$936,740
Aggregate unrealized depreciation	(1,865,582)

Net unrealized depreciation	$(928,842)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Common Stock	$31,055,964
Master Limited Partnerships	93,895
Money Market Fund	3,425,264

Total	$34,575,123

Futures Contracts	$(53,556)

There were no Level 3 investments at the end of the period.

During the period May 1, 2015* through December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–13

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2015* through December 31, 2015 was as follows:

5/1/15* to 12/31/15
Ordinary income	$28,448
Return of capital	6,516

Total	$34,964

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$35,700,443
Capital loss carryforwards	(588,851)
Qualified late year capital losses deferred	(333,559)
Net unrealized depreciation	(928,842)

Net assets	$33,849,191

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies, and mark-to-market of futures contracts.

Qualified late year capital losses represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$4,712	$(197)	$(4,515)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$339,128	$249,723	$588,851

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–14

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

5/1/15* to 12/31/15
Shares sold:
Standard Class	55,275
Service Class	3,877,667

Shares issued upon reinvestment of dividends and distributions:
Standard Class	153
Service Class	3,677

3,936,772

Shares redeemed:
Standard Class	(268)
Service Class	(207,640)

(207,908)

Net increase	3,728,864

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future, but does not eliminate fluctuations in the underlying prices of securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

No foreign currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–15

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$53,556

The effect of derivative instruments on the Statement of Operations for the period May 1, 2015* through December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(24)	$—
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(558,447)	$(53,556)

Total		$(558,471)	$(53,556)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2015* through December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2015* through December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$117,266	$1,253,038

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counter party certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

* Date of commencement of operations.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Goldman Sachs	$—	$(53,556)	$(53,556)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount[a]
Goldman Sachs	$(53,556)	$—	$—	$—	$53,556	$—

aNet represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–16

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Notes to Financial Statements (continued)

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the period May 1, 2015* through December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

* Date of commencement of operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP BlackRock U.S. Opportunities Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–18

LVIP BlackRock U.S. Opportunities Managed Volatility Fund

Other Fund Information

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
81.36%	18.64%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

LVIP BlackRock U.S. Opportunities Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Blackrock U.S. Opportunities Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Blackrock U.S. Opportunities Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Blackrock U.S. Opportunities Managed Volatility Fund–22

LVIP Clarion Global Real Estate Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Clarion Global Real Estate Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Clarion Global Real Estate Fund

2015 Annual Report Commentary (unaudited)

The Fund returned (1.22%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the FTSE EPRA/NAREIT Developed Index (net dividends)*, returned (0.79%).

Managed by:

The Markets

Global real estate shares generated a return of (0.80%) over the past twelve months as positive performance in Europe and the Americas was offset by negative returns in the Asia-Pacific region. From a fundamental standpoint, real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space – leading to higher occupancies, rents and values –and access to attractively-priced capital. While economic growth is expanding in most developed markets around the globe, the rate of improvement varies dramatically – from a relatively robust U.S. and U.K. to tepid but positively trending recoveries in the Eurozone and Japan. Sentiment towards growth in Europe has benefited from an aggressive quantitative easing program announced by the ECB in January 2015, which has buoyed the markets. The U.S. has delivered modestly positive returns as economic and employment data have improved to the point where the Fed recently decided to move from its zero interest rate policy. The Asia-Pacific region has lagged, largely as the result of investor uncertainty surrounding China’s devaluing its currency in August, which catalyzed worries about the overall health of the Chinese economy and its implications on the trajectory of global economic growth. Meanwhile, inflationary pressures remain low, aided by a softening in the price of commodities, particularly a lower price of oil which bodes well for continued low intermediate and long-term interest rates.

Demand for real estate remains high, given the desire for total return anchored by current yield. The significant sources of capital seeking real estate include institutional investors, sovereign wealth funds, private equity, and listed property companies. The spread between cap rates and 10-year sovereign bond yields remains at historically wide levels, which suggests that there is plenty of “cushion” as bond yields increase, especially considering that we are still in the early to middle stages in the rental rate recovery cycle in many real estate markets globally. Moreover, we believe a move up in short-term rates in the U.S. is not the key data point to watch, rather it is long-term rates around the globe, whose increase we expect to be muted given continued sluggish economic growth globally, generally accommodative central bank policy, a decelerating China and low rates on a relative basis in Europe and Japan. In fact, many market observers are calling for a “new normal” of long-term rates well below those observed in the late 20th century.

The combination of moderate yet steady economic growth and historically low long-term interest rates bodes well for real estate and real estate securities. Despite a global economic recovery that seems perennially challenged, the underlying business of real estate is very good. Earnings have generally been solid, with improving occupancies, higher trending rents, active transaction markets and deep capital markets. Economic growth, while slow, is expanding in most developed markets. Sentiment towards growth in Europe was improved earlier this year via an aggressive quantitative easing program announced by the ECB in January 2015, which has been reinforced throughout the year. While the rumblings out of China, weak commodity markets, and continued geo-political risk in the Eurozone and Middle East are reason for caution, we believe any meaningful volatility creates an opportunity to buy high-quality real estate companies with visible earnings at discounted prices. Low levels of new construction globally also suggest that owners of existing properties should continue to enjoy improved pricing power. With visible earnings growth in the 6-7% range for this year and next, and dividends growing at about the same pace as earnings, real estate companies continue to offer investors an attractive investment option anchored by current income via the dividend.

Fund Performance and Benchmark Comparison:

On a gross of fee basis, the portfolio outperformed the benchmark during the period as the result of favorable positioning in the Americas, which more than offset the impact of positioning in Europe and the Asia-Pacific region. The strongest contribution to relative performance was delivered via the value added from a high-conviction underweight to Canada, which was one of the poorest-performing markets during the period. This was followed by the contribution from stock selection in the U.S., which was particularly strong in the residential property sector. Stock selection in Hong Kong and Australia also contributed to relative performance during the period. In Europe, an overweight to the outperforming U.K. market added value. Detractors from relative performance during the period included stock selection in Japan, Singapore and Europe.

We are cautious on the Asia-Pacific region due to China’s slowing economy and its disproportionate impact on the region. We like Tokyo office, Australia retail and remain selective elsewhere. The Tokyo office market continues to show improved occupancies and accelerating rental growth after years of stagnation, providing more pricing power to landlords. Land values in Tokyo are improving and office vacancy has tightened, with vacancy in the five central wards now trending towards 4%. While gradual, improvement in Tokyo office rents is steady and visible with 5-10% mark-to-market for expiring rents. Australian investments are benefiting from an attractive combination of yield and growth, plus mergers and acquisitions activity which has recently increased given wide access to attractively priced capital by quality institutional investors with scale, including listed real estate companies. The indirect impact of slowing Chinese growth on the Australian economy, however, warrants some caution over the longer term. We have become more selective in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, which is weighing on demand across all property types in these markets.

We continue to like the prospects for property companies in Europe. U.K. property companies have generated robust capital growth in recent years but cap rate compression has largely run its course. Future gains will depend on top-line rental growth which remains robust but is decelerating. Property companies on the Continent are in an earlier stage of cyclical recovery and offer more attractive value based on a wide spread between in-place cash flows or cap rates and the cost of

LVIP Clarion Global Real Estate Fund–1

LVIP Clarion Global Real Estate Fund

2015 Annual Report Commentary (continued)

capital. The ECB has indicated its intent to continue monetary stimulus via additional quantitative easing through March 2017. The investment market remains extremely active with elevated demand for prime properties in major European cities, including London and Paris, and associated downward pressure on cap rates as investors compete with one another for these deals. Cap rates on transactions are regularly in the 4% range. We also believe that there may be more merger and acquisition activity involving euro zone property companies.

We like the U.S. for its good economy relative to the rest of the world, its strong property fundamentals with rising occupancies and rents, limited new supply, and material discounts to NAV. We favor the apartment, office and data center sectors and high-end mall companies. We remain more selective in the net lease and healthcare sectors. By geography, this includes many of the gateway cities located in the northeast and in California, including New York, San Francisco and Los Angeles. We remain cautious on the Washington D.C. metro area, which continues to be soft, particularly in northern Virginia. We remain cautious on the more bond-like sectors of net lease and healthcare, but take into account potential syndicate activity and takeover possibilities in our portfolio positioning, as well as acknowledge safe and growing dividend yields.

The portfolio did not hold any derivative instruments during the period.

Thank you for your continued faith and confidence.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

CBRE Clarion Securities LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Clarion Global Real Estate Fund shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,098 for the Standard Class shares and decreased to $9,881 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Index (net dividends) did over the same period. The same $10,000 investment would have increased to $10,412. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during some of the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 1.22%
Five Year	+ 5.76%
Inception (4/30/07)	+ 0.11%
Service Class Shares
One Year	– 1.47%
Five Year	+ 5.50%
Inception (4/30/07)	– 0.14%

*

The FTSE EPRA/NAREIT Developed Index (net dividends) is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

LVIP Clarion Global Real Estate Fund–2

LVIP Clarion Global Real Estate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$1,022.30	0.75%	$3.82
Service Class Shares	1,000.00	1,020.90	1.00%	5.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Clarion Global Real Estate Fund–3

LVIP Clarion Global Real Estate Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets
Common Stock	99.22%
Australia	5.80%
France	7.33%
Germany	3.10%
Hong Kong	5.70%
Japan	11.35%
Netherlands	0.97%
Singapore	1.77%
Spain	0.19%
Sweden	0.43%
United Kingdom	6.70%
United States	55.88%
Money Market Fund	0.42%
Total Value of Securities	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Diversified REITs	19.36%
Health Care REITs	4.74%
Hotel REITs	4.07%
Industrial REITs	5.48%
Office REITs	13.22%
Real Estate Management & Development	18.08%
Residential REITs	12.90%
Retail REITs	18.16%
Storage REITs	3.21%
Total	99.22%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Simon Property Group	5.89%
Equity Residential	4.44%
Mitsubishi Estate	3.58%
Welltower	3.31%
Mitsui Fudosan	3.21%
Public Storage	3.21%
General Growth Properties	2.95%
Unibail-Rodamco	2.90%
Prologis	2.90%
AvalonBay Communities	2.80%
Total	35.19%

LVIP Clarion Global Real Estate Fund–4

LVIP Clarion Global Real Estate Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

rCOMMON STOCK–99.22%
Australia–5.80%
GPT Group	1,723,458	$5,969,904
†@=GPT Group In-Specie	4,536,115	0
Investa Office Fund	823,102	2,383,197
Mirvac Group	3,288,591	4,708,720
Scentre Group	1,588,677	4,819,682
Vicinity Centres	2,027,446	4,113,879
Westfield	303,056	2,085,430

		24,080,812

France–7.33%
Gecina	34,348	4,175,546
ICADE	47,708	3,202,012
Klepierre	247,744	11,011,665
Unibail-Rodamco	47,396	12,034,770

		30,423,993

Germany–3.10%
Deutsche Wohnen	90,635	2,506,107
†LEG Immobilien	117,157	9,547,924
Vonovia	26,686	824,375

		12,878,406

■Hong Kong–5.70%
Cheung Kong Property Holdings	870,000	5,627,944
Link REIT	895,200	5,337,008
New World Development	4,092,300	4,018,334
Sun Hung Kai Properties	719,900	8,652,788

		23,636,074

Japan–11.35%
GLP J-Reit	1,680	1,625,696
Japan Retail Fund Investment	3,374	6,490,889
Kenedix Office Investment	585	2,734,778
Mitsubishi Estate	714,800	14,862,457
Mitsui Fudosan	531,200	13,331,443
Nippon Prologis REIT	2,024	3,661,132
Orix JREIT	1,612	2,089,168
Sumitomo Realty & Development	68,188	1,946,187
Tokyo Tatemono	34,100	371,122

		47,112,872

Netherlands–0.97%
Eurocommercial Properties CVA	53,099	2,293,787
NSI	399,193	1,720,163

		4,013,950

Singapore–1.77%
City Developments	376,000	2,022,805
Hongkong Land Holdings	765,100	5,342,530

		7,365,335

Spain–0.19%
†Hispania Activos Inmobiliarios SAU	56,615	805,098

		805,098

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Sweden–0.43%
Hufvudstaden Class A	126,337	$1,785,458

		1,785,458

United Kingdom–6.70%
British Land	539,470	6,242,348
Derwent London	67,795	3,666,985
Great Portland Estates	316,663	3,859,761
Hammerson	408,196	3,608,723
Land Securities Group	488,742	8,472,645
Safestore Holdings	251,896	1,324,363
UNITE Group	63,396	612,459

		27,787,284

United States–55.88%
Alexandria Real Estate Equities	57,100	5,159,556
AvalonBay Communities	63,065	11,612,158
Boston Properties	68,490	8,735,215
DCT Industrial Trust	110,050	4,112,569
DDR	350,200	5,897,368
Digital Realty Trust	80,700	6,102,534
Douglas Emmett	115,300	3,595,054
Equinix	11,033	3,336,379
Equity Residential	225,750	18,418,943
Essex Property Trust	28,913	6,922,061
General Growth Properties	449,100	12,220,011
Healthcare Realty Trust	105,800	2,996,256
Healthcare Trust of America Class A	108,200	2,918,154
Highwoods Properties	68,350	2,980,060
Host Hotels & Resorts	518,600	7,955,324
Kilroy Realty	108,200	6,846,896
Kimco Realty	335,530	8,878,124
Paramount Group	206,900	3,744,890
Pebblebrook Hotel Trust	148,652	4,165,229
Post Properties	42,400	2,508,384
Prologis	280,090	12,021,463
Public Storage	53,800	13,326,260
Simon Property Group	125,800	24,460,547
SL Green Realty	78,500	8,868,930
Spirit Realty Capital	390,200	3,909,804
Sun Communities	42,500	2,912,525
Sunstone Hotel Investors	218,440	2,728,316
UDR	193,100	7,254,767
VEREIT	430,300	3,407,976
Vornado Realty Trust	101,981	10,194,021
Welltower	202,200	13,755,666

		231,945,440

Total Common Stock (Cost $318,522,868)		411,834,722

LVIP Clarion Global Real Estate Fund–5

LVIP Clarion Global Real Estate Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.42%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,720,443	$1,720,443

Total Money Market Fund (Cost $1,720,444)		1,720,443

TOTAL VALUE OF SECURITIES–99.64% (Cost $320,243,312)	$413,555,165
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	1,505,564

NET ASSETS APPLICABLE TO 44,721,550 SHARES OUTSTANDING–100.00%	$415,060,729

NET ASSET VALUE PER SHARE–LVIP CLARION GLOBAL REAL ESTATE FUND STANDARD CLASS ($297,100,512 / 31,926,478 Shares)	$9.306

NET ASSET VALUE PER SHARE–LVIP CLARION GLOBAL REAL ESTATE FUND SERVICE CLASS ($117,960,217 / 12,795,072 Shares)	$9.219

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$421,258,870
Undistributed of net investment income	621,164
Accumulated net realized loss on investments	(100,128,572)
Net unrealized appreciation of investments and foreign currencies	93,309,267

Total net assets	$415,060,729

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $425,169 payable for fund shares redeemed, and $268,327 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:

CVA–Dutch Certificate

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–6

LVIP Clarion Global Real Estate Fund

Statement of Operations

Year Ended December 31, 2015

LVIP Clarion Global Real Estate Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$13,322,365
Foreign tax withheld	(732,804)

12,589,561

EXPENSES:
Management fees	3,633,292
Distribution fees-Service Class	302,644
Accounting and administration expenses	128,279
Custodian fees	68,872
Professional fees	54,146
Reports and statements to shareholders	37,981
Trustees’ fees and expenses	13,481
Pricing fees	13,319
Consulting fees	2,110
Other	6,151

Total operating expenses	4,260,275

NET INVESTMENT INCOME	8,329,286

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(2,352,908)
Foreign currencies	(419,475)
Foreign currency exchange contracts	(23,513)

Net realized loss	(2,795,896)

Net change in unrealized appreciation (depreciation) of:
Investments	(23,832,511)
Foreign currencies	30,138
Foreign currency exchange contracts	(61)

Net change in unrealized appreciation (depreciation)	(23,802,434)

NET REALIZED AND UNREALIZED LOSS	(26,598,330)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,269,044)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,329,286	$11,651,252
Net realized gain (loss)	(2,795,896)	6,107,427
Net change in unrealized appreciation (depreciation)	(23,802,434)	50,300,202

Net increase (decrease) in net assets resulting from operations	(18,269,044)	68,058,881

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(9,545,336)	(11,833,774)
Service Class	(3,424,340)	(2,613,753)

	(12,969,676)	(14,447,527)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	67,562,516	98,416,765
Service Class	29,901,969	16,789,533
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	9,545,336	11,833,774
Service Class	3,424,340	2,613,753

	110,434,161	129,653,825

Cost of shares redeemed:
Standard Class	(213,201,932)	(51,710,682)
Service Class	(28,865,950)	(25,485,755)

	(242,067,882)	(77,196,437)

Increase (Decrease) in net assets derived from capital share transactions	(131,633,721)	52,457,388

NET INCREASE (DECREASE) IN NET ASSETS	(162,872,441)	106,068,742
NET ASSETS:
Beginning of year	577,933,170	471,864,428

End of year	$415,060,729	$577,933,170

Undistributed (distributions in excess of) net investment income	$621,164	$(1,403,720)

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–7

LVIP Clarion Global Real Estate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12[1]	12/31/11

Net asset value, beginning of period	$9.732	$8.778	$8.497	$6.815	$7.462

Income (loss) from investment operations:
Net investment income[2]	0.157	0.212	0.156	0.148	0.130
Net realized and unrealized gain (loss)	(0.288)	1.000	0.125	1.534	(0.777)

Total from investment operations	(0.131)	1.212	0.281	1.682	(0.647)

Less dividends and distributions from:
Net investment income	(0.295)	(0.258)	—	—	—

Total dividends and distributions	(0.295)	(0.258)	—	—	—

Net asset value, end of period	$9.306	$9.732	$8.778	$8.497	$6.815

Total return[3]	(1.22% )	13.89%	3.31%	24.68%	(8.67% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$297,101	$459,143	$359,296	$254,075	$141,780
Ratio of expenses to average net assets	0.74%	0.73%	0.77%	0.84%	0.84%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.81%	1.03%	1.07%	1.06%
Ratio of net investment income to average net assets	1.61%	2.25%	1.77%	1.91%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.61%	2.17%	1.51%	1.68%	1.55%
Portfolio turnover	51%	33%	40%	120%	95%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–8

LVIP Clarion Global Real Estate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Clarion Global Real Estate Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12[1]	12/31/11

Net asset value, beginning of period	$9.643	$8.681	$8.425	$6.773	$7.435

Income (loss) from investment operations:
Net investment income[2]	0.130	0.186	0.133	0.127	0.111
Net realized and unrealized gain (loss)	(0.283)	0.989	0.123	1.525	(0.773)

Total from investment operations.	(0.153)	1.175	0.256	1.652	(0.662)

Less dividends and distributions from:
Net investment income	(0.271)	(0.213)	—	—	—

Total dividends and distributions	(0.271)	(0.213)	—	—	—

Net asset value, end of period	$9.219	$9.643	$8.681	$8.425	$6.773

Total return[3]	(1.47% )	13.60%	3.04%	24.39%	(8.90% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,960	$118,790	$112,568	$106,546	$88,540
Ratio of expenses to average net assets	0.99%	0.98%	1.02%	1.09%	1.09%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	1.06%	1.28%	1.32%	1.31%
Ratio of net investment income to average net assets	1.36%	2.00%	1.52%	1.66%	1.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	1.92%	1.26%	1.43%	1.30%
Portfolio turnover	51%	33%	40%	120%	95%

[1]	Effective after the close of business on September 28, 2012, CBRE Clarion Securities LLC replaced Cohen & Steers Capital Management, Inc. as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Clarion Global Real Estate Fund–9

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Clarion Global Real Estate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not seperate that portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Clarion Global Real Estate Fund–10

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $73,312 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.73% of the first $250 million of the average net assets of the Fund; and 0.63% of the average net assets of the Fund in excess of $250 million.

CBRE Clarion Securities LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$23,710
Legal	6,609

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31,115 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$243,427
Distribution fees payable to LFD	24,900

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Clarion Global Real Estate Fund–11

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$267,681,277
Sales	396,237,962

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$346,443,069

Aggregate unrealized appreciation	$105,610,310
Aggregate unrealized depreciation	(38,498,214)

Net unrealized appreciation	$67,112,096

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Clarion Global Real Estate Fund–12

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
Australia	$—	$24,080,812	$24,080,812
France	—	30,423,993	30,423,993
Germany	—	12,878,406	12,878,406
Hong Kong	—	23,636,074	23,636,074
Japan	—	47,112,872	47,112,872
Netherlands	—	4,013,950	4,013,950
Singapore	—	7,365,335	7,365,335
Spain	—	805,098	805,098
Sweden	—	1,785,458	1,785,458
United Kingdom	—	27,787,284	27,787,284
United States	231,945,440	—	231,945,440
Money Market Fund	1,720,443	—	1,720,443

Total	$233,665,883	$179,889,282	$413,555,165

The value of Level 3 investments was zero at the end of the year.

As a result of utilizing international fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$12,969,676	$14,447,527

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$421,258,870
Undistributed ordinary income	4,966,537
Capital loss carryforwards	(78,274,188)
Net unrealized appreciation	67,109,510

Net assets	$415,060,729

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, partnership income and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$6,665,274	$(6,665,274)

LVIP Clarion Global Real Estate Fund–13

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring		Post-Enactment Losses (No Expiration)*
2016	2017	Short-Term	Long-Term	Total
$23,657,023	$43,681,858	$10,935,307	$—	$78,274,188

*Capital Loss Carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	6,919,549	10,466,437
Service Class	3,080,807	1,804,918
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,061,684	1,240,260
Service Class	386,122	276,477

	11,448,162	13,788,092

Shares redeemed:
Standard Class	(23,235,686)	(5,458,471)
Service Class	(2,990,230)	(2,730,127)

	(26,225,916)	(8,188,598)

Net increase (decrease)	(14,777,754)	5,599,494

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

LVIP Clarion Global Real Estate Fund–14

LVIP Clarion Global Real Estate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized loss from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(23,513)	$(61)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$491,553	$714,193

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities. Illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Clarion Global Real Estate Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Clarion Global Real Estate Fund

We have audited the accompanying statement of net assets of the LVIP Clarion Global Real Estate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Clarion Global Real Estate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Clarion Global Real Estate Fund–16

LVIP Clarion Global Real Estate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP Clarion Global Real Estate Fund–17

LVIP Clarion Global Real Estate Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and CBRE Clarion Securities LLC (“CBRE Clarion”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by CBRE Clarion under the subadvisory agreement. The Board reviewed the services provided by CBRE Clarion, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of CBRE Clarion. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered that CBRE Clarion assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board considered that the Fund’s holdings were not dramatically different than those included in the benchmark index and that underperformance was driven predominately by the weightings of individual securities within the portfolio. The Board noted that LIAC remained confident in the subadviser and the Fund’s investment strategy. The Board concluded that the services provided by CBRE Clarion were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, compared to the management fees of similar real estate funds for which CBRE serves as subadviser and noted that the Fund’s fee was within range of the fees of the comparable funds. The Board considered that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding CBRE Clarion’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and CBRE Clarion, an unaffiliated third party, and that LIAC compensates CBRE Clarion from its fees. The Board reviewed materials provided by CBRE Clarion as to any additional benefits it receives and noted that CBRE Clarion receives soft dollar benefits and may benefit indirectly due to publicity given the Fund’s profile.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Clarion Global Real Estate Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Clarion Global Real Estate Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Clarion Global Real Estate Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Clarion Global Real Estate Fund–21

LVIP ClearBridge Large Cap Managed Volatility Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP ClearBridge Large Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (6.33%) (Standard Class shares with distributions reinvested) since inception on May 1, 2015, while its benchmark, the S&P 500® Index1 returned (0.53%) during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index2, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR3 Index lost (0.81%) and the MSCI Emerging Markets NR Index4 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield5, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 posted total returns of 0.55% during the year.

The underlying holdings of LVIP ClearBridge Large Cap Managed Volatility Fund generally underperformed their respective composite benchmarks since the Fund’s inception. Exposure to the ClearBridge Variable Aggressive Growth Fund and QS BatteryMarch U.S. Large Cap Equity Fund detracted from results relative to the index. Contributors included the ClearBridge Variable Appreciation Fund.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015, when the equity markets were volatile, the managed risk strategy was successful in reducing the overall volatility of the Fund. During the 4th quarter, when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP ClearBridge Large Cap Managed Volatility Fund–1

LVIP ClearBridge Large Cap Managed Volatility Fund

2015 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Large Cap Managed Volatility Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,367 for the Standard Class shares and to $9,346 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have decreased to $9,947. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/15

Standard Class Shares

Inception (5/1/15)	– 6.33%

Service Class Shares

Inception (5/1/15)	– 6.54%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

3.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.	The 10 year Treasury yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

6.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP ClearBridge Large Cap Managed Volatility Fund–2

LVIP ClearBridge Large Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15

Actual*
Standard Class Shares	$1,000.00	$952.00	0.10%	$0.49
Service Class Shares	1,000.00	950.30	0.45%	2.21

Hypothetical (5% return before expenses)*
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP ClearBridge Large Cap Managed Volatility Fund–3

LVIP ClearBridge Large Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Investment Companies	98.86%

Equity Funds	92.78%
Money Market Fund	6.08%

Total Value of Securities	98.86%

Receivables and Other Assets Net of Liabilities	1.14%

Total Net Assets	100.00%

LVIP ClearBridge Large Cap Managed Volatility Fund–4

LVIP ClearBridge Large Cap Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–98.86%
Equity Funds–92.78%
ClearBridge®–
ClearBridge®–Variable Appreciation Portfolio	610,590	$21,138,613
Variable Aggressive Growth Portfolio	804,523	21,142,854
*QS Batterymarch®– U.S. Large Cap Equity Fund	337,394	5,263,341
*QS Batterymarch Insurance Series®– Global Dividend Fund	483,055	5,328,095

		52,872,903

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.08%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	3,465,050	$3,465,050

		3,465,050

Total Investment Companies (Cost $59,722,831)		56,337,953

TOTAL VALUE OF SECURITIES–98.86% (Cost $59,722,831)	56,337,953
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.14%	647,424

NET ASSETS APPLICABLE TO 6,133,269 SHARES OUTSTANDING–100.00%	$56,985,377

*	Institutional Class shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

(4)	British Pound Currency	$(377,138)	$(368,350)	3/15/16	$ 8,788
(2)	E-mini MSCI Emerging Markets Index	(78,571)	(78,750)	3/19/16	(179)
(103)	E-mini S&P 500 Index	(10,442,596)	(10,482,310)	3/19/16	(39,714)
(11)	E-mini S&P MidCap 400 Index	(1,535,084)	(1,532,850)	3/19/16	2,234
(5)	Euro Currency	(685,029)	(680,375)	3/15/16	4,654
(17)	Euro STOXX 50 Index	(600,394)	(606,313)	3/21/16	(5,919)
(4)	FTSE 100 Index	(355,352)	(365,496)	3/21/16	(10,144)
(5)	Japanese Yen Currency	(515,997)	(520,781)	3/15/16	(4,784)
(3)	Nikkei 225 Index (OSE)	(479,012)	(474,959)	3/11/16	4,053

					$(41,011)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–5

LVIP ClearBridge Large Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments, at value	$56,337,953
Cash collateral held at broker for futures contracts	934,905
Receivable for fund shares sold	263,561
Expense reimbursement from LIAC	3,891
Dividends and interest receivable	30

TOTAL ASSETS	57,540,340

LIABILITIES:
Payable for securities purchased	286,260
Payable for fund shares redeemed	101,844
Net unrealized depreciation on futures contracts	41,011
Accrued expenses payable	21,571
Due to manager and affiliates	15,446
Foreign currencies due to broker	88,831

TOTAL LIABILITIES	554,963

TOTAL NET ASSETS	$56,985,377

Investments, at cost	$59,722,831

Standard Class:
Net Assets	$395,749
Shares Outstanding	42,600
Net Asset Value Per Share	$9.290

Service Class:
Net Assets	$56,589,628
Shares Outstanding	6,090,669
Net Asset Value Per Share	$9.291

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$58,604,225
Undistributed net investment income	943
Accumulated net realized gain on investments	1,806,098
Net unrealized depreciation of investments and derivatives	(3,425,889)

Total net assets	$56,985,377

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–6

LVIP ClearBridge Large Cap Managed Volatility Fund

Statement of Operations

May 1, 2015* to December 31, 2015

LVIP ClearBridge Large Cap Managed Volatility Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends from investment companies	$392,236

EXPENSES:
Management fees	114,800
Distribution fees-Service Class	57,959
Accounting and administration expenses	26,344
Professional fees	19,455
Reports and statements to shareholders	2,556
Custodian fees	1,263
Trustees’ fees and expenses	132
Pricing fees	93
Other	16

222,618
Less management fees waived	(114,800)
Less expenses reimbursed	(33,221)

Total operating expenses	74,597

NET INVESTMENT INCOME	317,639

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	2,700,316
Sale of investments in investment companies	(9,722)
Foreign currency exchange contracts	1,560
Futures contracts	(875,124)

Net realized gain	1,817,030

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	(3,384,878)
Futures contracts	(41,011)

Net change in unrealized appreciation (depreciation)	(3,425,889)

NET REALIZED AND UNREALIZED LOSS	(1,608,859)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,291,220)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

5/1/15* to 12/31/2015

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$317,639
Net realized gain	1,817,030
Net change in unrealized appreciation (depreciation)	(3,425,889)

Net decrease in net assets resulting from operations	(1,291,220)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,537)
Service Class	(330,019)

(332,556)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	404,254
Service Class	60,709,674
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,537
Service Class	330,019

61,446,484

Cost of shares redeemed:
Standard Class	(3,638)
Service Class	(2,833,693)

(2,837,331)

Increase in net assets derived from capital share transactions	58,609,153

NET INCREASE IN NET ASSETS	56,985,377
NET ASSETS:
Beginning of period	—

End of period	$56,985,377

Undistributed net investment income	$943

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–7

LVIP ClearBridge Large Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP ClearBridge Large Cap Managed Volatility Fund
	Standard Class	Service Class
	5/1/15[1]	5/1/15[1]
	to	to
	12/31/15	12/31/15

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.142	0.120
Net realized and unrealized loss	(0.774)	(0.774)
Total from investment operations	(0.632)	(0.654)

Less dividends and distributions from:
Net investment income	(0.078)	(0.055)
Total dividends and distributions	(0.078)	(0.055)

Net asset value, end of period	$ 9.290	$ 9.291

Total return[3]	(6.33%)	(6.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 396	$56,589
Ratio of expenses to average net assets[4]	0.10%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.98%	1.33%
Ratio of net investment income to average net assets	2.24%	1.89%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	1.01%
Portfolio turnover	3%	3%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–8

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers, primarily ClearBridge Funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax return for all open tax years (December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2015* through December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain / loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP ClearBridge Large Cap Managed Volatility Fund–9

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2015* through December 31, 2015.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.69% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.69% of the average daily net asset of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2015* through December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$510
Legal	152

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $688 for the period May 1, 2015* to December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $207 for the period May 1, 2015* to December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$ 3,891
Distribution fees payable to LFD	15,446

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

*Date of commencement of operations.

LVIP ClearBridge Large Cap Managed Volatility Fund–10

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments

For the period May 1, 2015* through December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$57,034,885
Sales	767,382

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$59,732,553

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(3,394,600)

Net unrealized depreciation	$(3,394,600)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$56,337,953
Futures Contracts	$ (41,011)

There were no Level 3 investments at the end of the period.

During the period May 1, 2015* through December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

LVIP ClearBridge Large Cap Managed Volatility Fund–11

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2015* through December 31, 2015 was as follows:

5/1/15* to 12/31/15
Ordinary income	$332,556

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$58,604,225
Undistributed ordinary income	943
Undistributed long-term capital gains	1,861,206
Qualified late year capital losses deferred	(90,450)
Net unrealized depreciation	(3,390,547)

Net assets	$56,985,377

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to disallowed expenses and tax treatment of gain (loss) on foreign currency transactions and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2015* through December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$15,860	$(10,932)	$(4,928)

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/15* to 12/31/15
Shares sold:
Standard Class	42,714
Service Class	6,355,850
Shares issued upon reinvestment of dividends and distributions:
Standard Class	272
Service Class	35,349

6,434,185

Shares redeemed:
Standard Class	(386)
Service Class	(300,530)

(300,916)

Net increase	6,133,269

* Date of commencement of operations.

LVIP ClearBridge Large Cap Managed Volatility Fund–12

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enables shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$13,442	Net unrealized depreciation on futures contracts	$ (4,784)
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	6,287	Net unrealized depreciation on futures contracts	(55,956)
Total		$19,729		$(60,740)

The effect of derivative instruments on the Statement of Operations for the period May 1, 2015* through December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$1,560	$-
Equity contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(876,183)	(49,669)
Currency contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,059	8,658

Total		$(873,564)	$(41,011)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2015* through December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2015* through December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$50,757	$3,365,687

* Date of commencement of operations.

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP ClearBridge Large Cap Managed Volatility Fund–13

LVIP ClearBridge Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser, and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP ClearBridge Large Cap Managed Volatility Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP ClearBridge Large Cap Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP ClearBridge Large Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP ClearBridge Large Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2016 Philadelphia, Pennsylvania

LVIP ClearBridge Large Cap Managed Volatility Fund–15

LVIP ClearBridge Large Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2015* through December 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

LVIP ClearBridge Large Cap Managed Volatility Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP ClearBridge Large Cap Managed Volatility Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP ClearBridge Large Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP ClearBridge Large Cap Managed Volatility Fund–19

LVIP ClearBridge Variable Appreciation Managed  Volatility Fund

(formerly LVIP ClearBridge Variable Appreciation RPM  Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (3.90%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index1 returned 1.38% during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index2, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index3 lost (0.81%) and the MSCI Emerging Markets NR Index4 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield5, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 posted total returns of 0.55% during the year.

The Fund invests in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to control the overall level of volatility in the Fund’s net assets value on a daily basis, to help stabilize the risk level in the Fund. 2015 was a slightly positive year for large cap equities and experienced periods of time of higher volatility. During these periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015, a year which saw positive returns for U.S. large cap stocks.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

ClearBridge Variable Appreciation Portfolio 2015 Annual Commentary (“Underlying Fund”)

On an absolute basis, the Underlying Fund had gains in five out of 10 sectors for the period, with the greatest contributions to returns coming from the IT, consumer discretionary and health care sectors, while the energy, materials and financials sectors were the leading detractors from performance.

In relative terms, the Underlying Fund’s outperformance of its benchmark was driven primarily by stock selection decisions, although overall sector allocation also had a positive impact. In particular, stock selection in the consumer staples, consumer discretionary and health care sectors detracted from relative performance, but this was outweighed by the positive impact of selection in the IT, energy and industrials sectors. Sector underweights to the utilities and energy sectors also helped relative performance for the period.

On an individual stock basis, the largest contributors to absolute returns during the period included positions in Alphabet Inc., Home Depot Inc., Microsoft Corp., Walt Disney Co. and General Electric Co. The biggest detractors from absolute returns included positions in Wal-Mart Stores

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–1

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

2015 Annual Report Commentary (continued)

Inc., PPG Industries Inc., Berkshire Hathaway Inc., Anadarko Petroleum Corp. and Exxon Mobil Corp.

Over the course of the period, we established new Underlying Fund positions in Medtronic Plc, Aetna Inc., SAP SE Sponsored ADR, McDonald’s Corp. and Bank of New York Mellon Corp. We also closed our existing positions in a number of stocks, including those of Twenty-First Century Fox Inc., Johnson Controls Inc., Eaton Corp. Plc, Hess Corp. and Norfolk Southern Corp.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Variable Appreciation Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,218 for the Standard Class shares and to $10,147 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,526. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 3.90%

Inception (1/2/14)	+ 1.09%

Service Class Shares

One Year	– 4.24%

Inception (1/2/14)	+ 0.73%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

3.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U. S. government pays to borrow money for 10 years.

6.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U. S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–2

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$ 973.30	0.00%	$—
Service Class Shares	1,000.00	971.60	0.35%	1.74

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,025.21	0.00%	$—
Service Class Shares	1,000.00	1,023.44	0.35%	1.79

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–3

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Company	93.30%

Equity Fund	93.30%

Unaffiliated Investment Company	5.48%

Money Market Fund	5.48%

Total Value of Securities	98.78%

Receivables and Other Assets Net of Liabilities	1.22%

Total Net Assets	100.00%

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–4

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–93.30%
Equity Fund–93.30%
* ClearBridge ® – Variable Appreciation Portfolio	3,530,244	$122,217,049

Total Affiliated Investment Company (Cost $124,341,349)		122,217,049

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–5.48%
Money Market Fund–5.48%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	7,177,733	$7,177,733

Total Unaffiliated Investment Company (Cost $7,177,733)		7,177,733

TOTAL VALUE OF SECURITIES–98.78% (Cost $131,519,082)	129,394,782
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.22%	1,595,432

NET ASSETS APPLICABLE TO 13,213,148 SHARES OUTSTANDING–100.00%	$130,990,214

* Series I shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(311)	E-mini S&P 500 Index	$(31,264,962)	$(31,650,470)	3/19/16	$(385,508)
(7)	E-mini S&P MidCap 400 Index	(963,118)	(975,450)	3/19/16	(12,332)
					$(397,840)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–5

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$122,217,049
Investments in unaffiliated investment companies, at value	7,177,733
Cash collateral held at broker for futures contracts	2,183,000
Receivables for fund shares sold	80,201
Expense reimbursement from Lincoln Investment Advisors Corporation	11,207
Dividends receivable from investment companies	65

TOTAL ASSETS	131,669,255

LIABILITIES:
Net unrealized depreciation on futures contracts	397,840
Payable for investment companies purchased	157,211
Payables for fund shares redeemed	62,317
Due to manager and affiliates	38,631
Accrued expenses payable	23,042

TOTAL LIABILITIES	679,041

TOTAL NET ASSETS	$130,990,214

Investments in affiliated investment companies, at cost	$124,341,349
Investments in unaffiliated investment companies, at cost	7,177,733

Standard Class:
Net Assets	$83,285
Shares Outstanding	8,402
Net Asset Value Per Share	$9.913

Service Class:
Net Assets	$130,906,929
Shares Outstanding	13,204,746
Net Asset Value Per Share	$9.914

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$136,400,269
Undistributed net investment income	8,301
Accumulated net realized loss on investments	(2,896,216)
Net unrealized depreciation of investments and derivatives	(2,522,140)

Total net assets	$130,990,214

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–6

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends from affiliated investment companies	$1,460,084
Dividends from unaffiliated investment companies	657

1,460,741

EXPENSES:
Management fees	691,058
Distribution fees-Service Class	377,641
Accounting and administration expenses	74,071
Professional fees	21,226
Reports and statements to shareholders	9,548
Consulting fees	3,595
Custodian fees	2,104
Trustees’ fees and expenses	1,873
Pricing fees	147
Other	275

1,181,538
Less management fees waived	(691,058)
Less expenses reimbursed	(112,839)

Total operating expenses	377,641

NET INVESTMENT INCOME	1,083,100

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	3,146,021
Sale of investments in affiliated investment companies	(320,497)
Futures contracts	(5,530,408)

Net realized loss	(2,704,884)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(2,868,204)
Futures contracts	(369,088)

Net change in unrealized appreciation (depreciation)	(3,237,292)

NET REALIZED AND UNREALIZED LOSS	(5,942,176)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,859,076)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended 12/31/15	1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,083,100	$551,828
Net realized gain (loss)	(2,704,884)	545,729
Net change in unrealized appreciation (depreciation)	(3,237,292)	715,152

Net increase (decrease) in net assets resulting from operations	(4,859,076)	1,812,709

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,000)	(952)
Service Class	(1,103,558)	(572,171)
Net realized gain:
Standard Class	(433)	—
Service Class	(688,700)	—

	(1,793,691)	(573,123)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,249	166,477
Service Class	86,153,882	66,544,049
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,433	952
Service Class	1,792,258	572,171

	87,961,822	67,283,649

Cost of shares redeemed:
Standard Class	(4,743)	(92,717)
Service Class	(15,007,382)	(3,737,234)

	(15,012,125)	(3,829,951)

Increase in net assets derived from capital share transactions	72,949,697	63,453,698

NET INCREASE IN NET ASSETS	66,296,930	64,693,284
NET ASSETS:
Beginning of year	64,693,284	—

End of year	$130,990,214	$64,693,284

Undistributed net investment income	$8,301	$2,147

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–7

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14

Net asset value, beginning of period	$10.501	$10.000

Income from investment operations:
Net investment income[2]	0.139	0.258
Net realized and unrealized gain (loss)	(0.550)	0.375
Total from investment operations	(0.411)	0.633

Less dividends and distributions from:
Net investment income	(0.120)	(0.132)
Net realized gain	(0.057)	—
Total dividends and distributions	(0.177)	(0.132)

Net asset value, end of period	$ 9.913	$10.501

Total return[3]	(3.90%)	6.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 83	$ 76
Ratio of expenses to average net assets[4]	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.74%	0.88%
Ratio of net investment income to average net assets	1.35%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.61%	1.67%
Portfolio turnover	10%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–8

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14

Net asset value, beginning of period	$ 10.502	$10.000

Income from investment operations:
Net investment income[2]	0.103	0.229
Net realized and unrealized gain (loss)	(0.550)	0.368
Total from investment operations	(0.447)	0.597

Less dividends and distributions from:
Net investment income	(0.084)	(0.095)
Net realized gain	(0.057)	—
Total dividends and distributions	(0.141)	(0.095)

Net asset value, end of period	$ 9.914	$10.502

Total return[3]	(4.24%)	5.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$130,907	$64,617
Ratio of expenses to average net assets[4]	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.09%	1.23%
Ratio of net investment income to average net assets	1.00%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.26%	1.32%
Portfolio turnover	10%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–9

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Variable Appreciation Managed Volatility Fund (formerly, LVIP ClearBridge Variable Appreciation RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in other open-end investment companies, primarily the ClearBridge Variable Appreciation Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The ClearBridge Variable Appreciation Portfolio, which is advised by an unaffiliated adviser, invests primarily in equity securities of U.S. companies. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–10

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.64% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.64% of the average daily net asset of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of the average daily net assets for the Standard Class and 0.35% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, fees for these administrative and legal services were as follows:

Administrative	$4,369
Legal	1,223

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $6,041 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,309 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$11,207
Distribution fees payable to LFD	38,631

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life owned 12.27% of the Standard Class shares of the Fund.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
ClearBridge® - Variable Appreciation Portfolio	$60,187,706	$75,435,421	$10,217,377	$(320,497)	$122,217,049	$1,460,084	$3,146,021

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–11

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$75,435,421
Sales	10,217,377

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$131,847,943

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(2,453,161)

Net unrealized depreciation	$(2,453,161)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$129,394,782

Futures Contracts	$(397,840)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period January 2, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	1/2/14* to 12/31/14
Ordinary income	$1,104,558	$573,123
Long-term capital gain	689,133	—

Total	$1,793,691	$573,123

* Date of commencement of operations.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–12

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$136,400,269
Undistributed ordinary income	8,301
Capital loss carryforwards	(2,965,195)
Net unrealized depreciation	(2,453,161)

Net assets	$130,990,214

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$27,612	$(27,612)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,427,620	$537,575	$2,965,195

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	1/2/14* to 12/31/14
Shares sold:
Standard Class	1,439	16,206
Service Class	8,324,768	6,464,555
Shares issued upon reinvestment of
dividends and distributions:
Standard Class	145	90
Service Class	182,093	53,989

	8,508,445	6,534,840

Shares redeemed:
Standard Class	(465)	(9,013)
Service Class	(1,455,033)	(365,626)

	(1,455,498)	(374,639)

Net increase	7,052,947	6,160,201

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–13

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(397,840)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,530,408)	$(369,088)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$2,649,669	$12,173,446

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal to change the Fund’s name, investment strategies and risks. Effective February 8, 2016, the Fund’s name will be LVIP Blended Core Equity Managed Volatility Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP ClearBridge Variable Appreciation Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP ClearBridge Variable Appreciation Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–15

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
38.42%	61.58%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Large Core funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–16

LVIP ClearBridge Variable Appreciation Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver, and was lower than the median of the peer group, giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP ClearBridge Variable Appreciation Managed Volatility Fund–20

LVIP Delaware Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Delaware Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.39% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, Barclays Capital U.S. Aggregate Bond Index1, returned 0.55%.

The Fund’s performance was better than the Morningstar Insurance Fund (“Intermediate-Term Bond”)2 category average by 31 basis points. The Fund performance was better than the Lipper Corporate Debt Fund (BBB rated)3 category average by 175 basis points.

The Fund’s emerging market sector investments were the biggest drag on performance in 2015. Investment grade corporate bond selection and the Fund yield advantage added to benchmark relative returns for the year.

To confront increasing risk in the corporate markets, and the liquidity withdrawal by the Federal Reserve, the team performed some significant risk management in the Fund in 2015. Corporate exposure was reduced to near benchmark levels on a contribution to duration basis. Exposure in the industrial sectors was reduced in favor of perceived safety in the utility space.

We believe that the trends of increasing leverage, challenging revenue and EBITDA (earnings before interest, taxes, depreciation, and amortization) growth, and rising short rates must be broken in order to form an environment that is more conducive to corporate debt investment.

Based on our outlook, we expect the U.S. economic expansion will continue at a modest pace. We see upside and downside risks to our growth outlook as balanced. At this time, we see the Fed’s goal of raising rates four times in 2016 as a lofty one. Furthermore, we believe currency volatility will remain a central theme in 2016. Manufacturing will likely continue to experience headwinds as global demand remains under pressure. We believe the path to the Fed’s target of 2% inflation level will be challenged – particularly in the second half of the coming year.

Roger A. Early

Paul Grillo

J. David Hillmeyer

Christopher Testa

Michael G. Wildstein

Delaware Investments Fund Advisers

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,489. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $15,552. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on Investment	Ended 12/31/15

Standard Class Shares

One Year	+ 0.39%

Five Years	+ 3.59%

Ten Years	+ 5.13%

Service Class Shares

One Year	+ 0.03%

Five Years	+ 3.22%

Ten Years	+ 4.78%

[1]

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

[2]

Intermediate-Term Bond portfolios invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. These portfolios are less sensitive to interest rates, and therefore less volatile, than portfolios that have longer durations. Morningstar calculates monthly breakpoints using the effective duration of the Morningstar Core Bond Index (“MCBI”) in determining duration assignment. Intermediate-term is defined as 75% to 125% of the three-year average effective duration of the MCBI.

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund

2015 Annual Report Commentary (continued)

[3]	The Lipper Corporate Debt Fund (BBB rated) compares funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (“DMHI”) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2016 Delaware Management Holdings, Inc.

LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$1,002.70	0.35%	$1.77
Service Class Shares	1,000.00	1,000.90	0.70%	3.53

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.44	0.35%	$1.79
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.52%
Agency Mortgage-Backed Securities	38.24%
Commercial Mortgage-Backed Securities	6.09%
Corporate Bonds	26.39%
Aerospace & Defense	0.11%
Air Freight & Logistics	0.28%
Airlines	0.29%
Auto Components	0.05%
Automobiles	0.03%
Banks	4.73%
Beverages	0.10%
Biotechnology	0.20%
Building Products	0.06%
Capital Markets	0.74%
Chemicals	0.86%
Commercial Services & Supplies	0.21%
Communications Equipment	0.11%
Construction Materials	0.16%
Consumer Finance	0.89%
Diversified Consumer Services	0.03%
Diversified Financial Services	1.22%
Diversified Telecommunication Services	0.78%
Electric Utilities	4.71%
Food & Staples Retailing	0.06%
Food Products	0.19%
Gas Utilities	0.22%
Health Care Equipment & Supplies	0.34%
Health Care Providers & Services	0.05%
Hotels, Restaurants & Leisure	0.33%
Household Durables	0.05%
Industrial Conglomerates	0.19%
Insurance	1.36%
Internet Software & Services	0.25%

Security Type/Sector	Percentage of Net Assets
Machinery	0.22%
Media	1.34%
Metals & Mining	0.32%
Multi-Utilities	0.89%
Oil, Gas & Consumable Fuels	1.18%
Paper & Forest Products	0.25%
Pharmaceuticals	0.49%
Real Estate Investment Trusts	1.21%
Road & Rail	0.05%
Semiconductors & Semiconductor Equipment	0.15%
Software	0.30%
Specialty Retail	0.36%
Technology Hardware, Storage & Peripherals	0.30%
Textiles, Apparel & Luxury Goods	0.10%
Wireless Telecommunication Services	0.63%
Municipal Bonds	1.72%
Non-Agency Asset-Backed Securities	8.17%
Non-Agency Collateralized Mortgage Obligations	0.90%
Senior Secured Loans	0.83%
Sovereign Bonds	0.42%
Supranational Banks	0.08%
U.S. Treasury Obligations	10.33%
Preferred Stock	0.34%
Money Market Fund	1.21%
Short-Term Investments	14.80%
Total Value of Securities	112.04%
Liabilities Net of Receivables and Other Assets	(12.04%)
Total Net Assets	100.00%

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund

Statement of Net Assets

December 31, 2015

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.52%
• Fannie Mae Connecticut Avenue Securities Series 2015-C04 2M1 2.122% 4/25/28	11,033,198	$11,045,221
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	164,654	191,625
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	57,003	64,082
Series 2002-83 GH 5.00% 12/25/17	1,030,374	1,058,586
Series 2003-38 MP 5.50% 5/25/23	1,904,391	2,067,777
Series 2003-78 B 5.00% 8/25/23	72,850	78,257
Series 2005-70 PA 5.50% 8/25/35	634,446	710,434
Series 2005-110 MB 5.50% 9/25/35	451,959	480,998
Series 2007-40 PT 5.50% 5/25/37	193,466	213,984
•*Series 2008-15 SB 6.178% 8/25/36	1,308,123	273,549
Series 2009-11 LC 4.50% 3/25/49	71,891	76,691
Series 2010-41 PN 4.50% 4/25/40	120,000	128,890
•*Series 2010-129 SM 5.578% 11/25/40	7,405,024	1,224,436
•*Series 2011-15 SA 6.638% 3/25/41	7,366,923	1,601,356
Series 2011-113 CP 5.00% 9/25/39	18,222	18,560
Series 2011-134 PA 4.00% 9/25/40	687,790	712,888
Series 2012-19 HB 4.00% 1/25/42	52,182	54,240
Series 2012-80 HZ 3.00% 8/25/42	388,433	327,837
•*Series 2012-122 SD 5.678% 11/25/42	5,419,630	1,212,302
Series 2013-2 LZ 3.00% 2/25/43	717,981	663,399
*Series 2013-20 IH 3.00% 3/25/33	1,506,194	211,800
Series 2013-23 ZL 3.00% 3/25/43	217,031	197,861
*Series 2013-31 MI 3.00% 4/25/33	16,567,897	2,396,157
Series 2013-34 GP 3.00% 5/25/42	46,706,584	47,033,217
*Series 2013-43 IX 4.00% 5/25/43	27,012,672	6,557,807

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*Series 2013-44 DI 3.00% 5/25/33	22,614,957	$3,272,097
Series 2013-44 Z 3.00% 5/25/43	1,775,533	1,629,909
Series 2013-62 PY 2.50% 6/25/43	600,000	534,635
*Series 2014-21 ID 3.50% 6/25/33	756,364	84,978
*Series 2014-36 MI 3.50% 10/25/33	1,544,374	165,436
Series 2014-49 YP 3.00% 8/25/54	466,000	411,702
•*Series 2014-68 BS 5.728% 11/25/44	9,868,961	1,978,932
•*Series 2014-90 SA 5.728% 1/25/45	27,671,941	6,080,162
*Series 2015-27 IA 4.00% 6/25/43	2,377,842	426,410
•*Series 2015-27 SA 6.028% 5/25/45	3,734,110	845,157
*Series 2015-44 AI 3.50% 1/25/34	8,655,658	1,188,818
Series 2015-44 Z 3.00% 9/25/43	7,816,224	7,277,781
*Series 2015-45 AI 3.00% 1/25/33	3,076,909	343,639
Series 2015-59 EB 3.00% 8/25/35	6,730,551	6,619,721
¿Freddie Mac Multifamily Structured Pass Through Certificates 3.389% 3/25/24	10,215,000	10,582,073
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	50,534	56,673
Series 2326 ZQ 6.50% 6/15/31	255,521	288,491
Series 2512 PG 5.50% 10/15/22	53,152	57,346
Series 2557 WE 5.00% 1/15/18	857,221	881,604
Series 2708 ZD 5.50% 11/15/33	296,063	328,223
Series 2717 MH 4.50% 12/15/18	373,138	385,308
Series 3123 HT 5.00% 3/15/26	177,641	192,362
Series 3290 PE 5.50% 3/15/37	55,721	62,227
Series 3455 MB 4.50% 6/15/23	3,911,106	4,097,885
Series 3574 D 5.00% 9/15/39	6,797	7,440
Series 3656 PM 5.00% 4/15/40	5,605,655	6,120,372
• Series 3800 AF 0.831% 2/15/41	497,561	502,082
*Series 4120 IK 3.00% 10/15/32	14,922,054	2,017,436
*Series 4146 IA 3.50% 12/15/32	7,987,043	1,261,202
•*Series 4159 KS 5.82% 1/15/43	6,692,494	1,651,133

LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 4163 CW 3.50% 4/15/40	1,627,952	$1,689,431
Series 4171 Z 3.00% 2/15/43	802,918	742,726
Series 4180 ZB 3.00% 3/15/43	1,246,898	1,210,927
*Series 4185 LI 3.00% 3/15/33	5,239,265	736,493
*Series 4191 CI 3.00% 4/15/33	2,317,190	307,470
Series 4206 DZ 3.00% 5/15/33	354,607	339,035
Series 4226 GZ 3.00% 7/15/43	946,084	853,844
Series 4356 GZ 2.00% 1/15/43	1,126,817	866,606
Series 4435 DY 3.00% 2/15/35	6,300,000	6,163,914
*Series 4520 AI 3.50% 10/15/35	3,246,352	507,011
•*Freddie Mac Strips Series 326 S2 5.62% 3/15/44	7,225,468	1,546,579
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2014-DN4 M2 2.822% 10/25/24	2,935,000	2,943,448
•Series 2015-DNA1 M2 2.272% 10/25/27	1,220,000	1,203,299
•Series 2015-DNA3 M2 3.272% 4/25/28	4,760,000	4,750,573
•Series 2015-HQ2 M2 2.372% 5/25/25	5,350,000	5,223,866
•Series 2015-HQA2 M2 3.222% 5/25/28	5,315,000	5,311,007
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	584,294	663,535
GNMA
Series 2010-42 PC 5.00% 7/20/39	1,468,000	1,650,234
Series 2010-113 KE 4.50% 9/20/40	7,175,000	7,881,590
Series 2015-133 AL 3.00% 5/20/45	8,300,000	7,917,083

Total Agency Collateralized Mortgage Obligations (Cost $193,070,376)		190,461,859

AGENCY MORTGAGE-BACKED SECURITIES–38.24%
Fannie Mae 6.50% 8/1/17	50,487	51,472
Fannie Mae ARM
•2.365% 4/1/36	373,604	397,871
•2.418% 5/1/43	3,378,671	3,407,839
•2.45% 8/1/36	385	401
•2.496% 11/1/35	364,424	386,423
•2.553% 6/1/43	1,135,628	1,151,040
•2.83% 7/1/45	7,561,670	7,688,249
•2.913% 7/1/45	2,080,156	2,120,441
•2.918% 4/1/44	1,924,340	1,969,607
•3.08% 4/1/44	2,514,832	2,587,569
•3.083% 4/1/45	7,173,533	7,364,728
•3.177% 4/1/44	4,355,536	4,488,068

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae ARM (continued)
•3.259% 3/1/44	5,277,204	$5,447,033
•3.277% 9/1/43	3,168,202	3,268,861
Fannie Mae Relocation 15 yr 4.00% 9/1/20	197,824	203,719
Fannie Mae Relocation 30 yr
5.00% 11/1/33	16,003	17,413
5.00% 1/1/34	122,311	133,281
5.00% 11/1/34	6,443	6,937
5.00% 10/1/35	129,945	141,611
5.00% 1/1/36	17,329	18,835
5.00% 2/1/36	215,100	230,994
Fannie Mae S.F. 15 yr
2.50% 10/1/27	1,057,776	1,074,875
2.50% 12/1/27	2,926,970	2,974,312
2.50% 4/1/28	256,837	260,242
2.50% 9/1/28	3,151,398	3,199,243
3.00% 9/1/30	7,607,270	7,844,534
3.50% 4/1/26	15,804,502	16,626,824
3.50% 6/1/26	25,520,834	26,776,099
3.50% 7/1/26	1,984,565	2,084,107
3.50% 11/1/26	1,919,014	2,015,420
3.50% 12/1/28	1,595,535	1,680,403
3.50% 8/1/29	8,022,925	8,409,018
3.50% 4/1/30	3,940,365	4,147,932
4.00% 3/1/24	174,584	184,730
4.00% 5/1/24	766,461	810,957
4.00% 7/1/24	71,474	75,613
4.00% 11/1/24	15,173	16,112
4.00% 2/1/25	535,355	566,505
4.00% 5/1/25	1,626,242	1,724,652
4.00% 7/1/25	112,811	119,648
4.00% 9/1/25	170,817	180,776
4.00% 11/1/25	3,264,097	3,462,599
4.00% 1/1/26	309,695	328,569
4.00% 3/1/26	4,006,497	4,249,577
4.00% 12/1/26	2,676,416	2,838,614
4.00% 1/1/27	19,597,847	20,789,459
4.00% 4/1/27	599,388	634,083
4.00% 5/1/27	5,863,593	6,219,755
4.00% 8/1/27	3,298,415	3,496,929
4.50% 4/1/18	156,053	161,240
4.50% 9/1/18	4,486	4,635
4.50% 3/1/19	7,538	7,817
4.50% 4/1/20	3,568	3,705
4.50% 5/1/20	69,670	72,700
4.50% 7/1/20	22,404	23,501
4.50% 8/1/20	60,259	63,006
4.50% 10/1/20	75,700	79,366
4.50% 2/1/24	70,227	75,790
4.50% 9/1/24	166,817	179,915
4.50% 10/1/24	658,766	710,283

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.50% 12/1/24	200,736	$215,127
4.50% 2/1/25	249,459	265,590
4.50% 4/1/25	1,334,802	1,426,795
4.50% 7/1/25	338,001	362,197
5.00% 6/1/19	31,848	32,976
5.00% 12/1/20	309,917	331,347
5.00% 12/1/21	13,405	14,038
5.00% 6/1/23	588,247	633,671
5.00% 9/1/25	1,269,012	1,367,466
5.50% 1/1/21	1,080	1,152
5.50% 10/1/21	4,980	5,341
6.00% 12/1/17	538	539
6.00% 8/1/22	494,008	538,124
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/31	46,976,000	47,347,350
2.50% 2/1/31	13,457,000	13,538,673
Fannie Mae S.F. 20 yr
3.00% 2/1/33	717,531	736,731
3.00% 8/1/33	2,916,987	2,995,072
3.50% 4/1/33	603,666	631,100
3.50% 9/1/33	4,308,013	4,514,122
3.50% 9/1/35	701,845	731,807
4.00% 1/1/31	1,034,900	1,104,604
4.00% 2/1/31	2,205,869	2,359,563
6.50% 10/1/18	2,327	2,659
6.50% 2/1/19	5,143	5,877
6.50% 10/1/24	8,678	9,918
6.50% 10/1/27	43,982	50,264
Fannie Mae S.F. 30 yr
3.00% 7/1/42	2,809,202	2,819,797
3.00% 10/1/42	75,561,392	75,782,011
3.00% 12/1/42	7,306,813	7,328,436
3.00% 1/1/43	17,952,531	17,993,545
3.00% 2/1/43	2,025,630	2,030,260
3.00% 5/1/43	51,759,751	51,875,361
3.00% 1/1/45	2,343,763	2,345,797
3.50% 3/1/43	815,495	845,205
3.50% 8/1/45	216,917,089	224,014,247
4.00% 6/1/43	525,323	558,150
4.00% 7/1/43	1,033,331	1,099,137
4.00% 8/1/43	1,416,512	1,505,033
4.00% 9/1/43	934,936	993,364
4.50% 7/1/36	801,826	868,832
4.50% 6/1/38	30,080,737	32,776,105
4.50% 4/1/39	1,500,613	1,631,128
4.50% 6/1/39	27,757,337	30,314,851
4.50% 11/1/39	461,129	498,976
4.50% 6/1/40	493,015	539,810
4.50% 9/1/40	9,646,489	10,560,622
4.50% 11/1/40	2,056,394	2,225,623
4.50% 3/1/41	2,494,289	2,699,537
4.50% 4/1/41	6,883,953	7,448,979

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 5/1/41	231,879	$251,521
4.50% 6/1/41	18,368,363	19,878,863
4.50% 7/1/41	2,159,052	2,336,489
4.50% 8/1/41	2,280,837	2,503,425
4.50% 10/1/41	16,421,075	17,782,515
4.50% 1/1/42	76,266,805	82,587,558
4.50% 9/1/42	44,969,589	48,761,254
4.50% 10/1/42	69,679	75,766
4.50% 8/1/43	887,435	958,453
4.50% 11/1/43	23,916,368	25,880,744
4.50% 12/1/43	165,209	180,753
4.50% 2/1/44	79,363,143	85,915,511
4.50% 5/1/44	83,497,763	90,537,720
4.50% 6/1/44	12,450,133	13,456,102
4.50% 8/1/44	59,949,105	64,772,508
4.50% 9/1/44	38,021,798	41,175,341
4.50% 10/1/44	21,264,922	23,060,624
4.50% 2/1/45	144,545,607	156,643,553
5.00% 7/1/33	3,954	4,374
5.00% 11/1/33	12,586	13,923
5.00% 4/1/34	30,631	34,152
5.00% 2/1/35	4,010,345	4,435,615
5.00% 4/1/35	148,078	163,513
5.00% 5/1/35	66,270	73,148
5.00% 6/1/35	63,705	70,412
5.00% 7/1/35	538,331	595,223
5.00% 8/1/35	6,096	6,725
5.00% 9/1/35	3,973	4,395
5.00% 10/1/35	2,766,294	3,052,050
5.00% 11/1/35	1,407,361	1,552,436
5.00% 5/1/36	3,418	3,769
5.00% 6/1/36	19,981	22,039
5.00% 12/1/36	4,029	4,441
5.00% 4/1/37	796,997	878,772
5.00% 7/1/37	3,805	4,202
5.00% 8/1/37	221,963	244,760
5.00% 6/1/39	5,543	6,111
5.00% 7/1/40	4,296,480	4,753,434
5.50% 11/1/29	271,983	303,426
5.50% 12/1/32	160,510	180,101
5.50% 3/1/33	14,405	16,042
5.50% 4/1/33	203,706	229,062
5.50% 5/1/33	6,893,218	7,754,062
5.50% 6/1/33	16,767	18,850
5.50% 7/1/33	389,190	436,962
5.50% 10/1/33	26,090	29,528
5.50% 11/1/33	6,483	7,297
5.50% 12/1/33	989,878	1,111,876
5.50% 1/1/34	749,923	843,589
5.50% 2/1/34	401,423	451,471
5.50% 3/1/34	49,266	55,393
5.50% 4/1/34	800,294	899,595

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 5/1/34	10,182,604	$11,459,118
5.50% 6/1/34	111,501	124,168
5.50% 7/1/34	88,280	99,217
5.50% 8/1/34	536,564	603,929
5.50% 9/1/34	8,104	9,131
5.50% 11/1/34	704,525	792,496
5.50% 12/1/34	57,176	64,392
5.50% 1/1/35	490,961	552,530
5.50% 2/1/35	1,097,766	1,232,961
5.50% 3/1/35	419,356	472,487
5.50% 4/1/35	449,783	506,503
5.50% 5/1/35	5,971,844	6,722,512
5.50% 6/1/35	1,393,997	1,568,575
5.50% 7/1/35	25,218	28,266
5.50% 8/1/35	235,924	264,868
5.50% 9/1/35	15,543	17,466
5.50% 10/1/35	243,748	273,559
5.50% 11/1/35	827,139	930,349
5.50% 12/1/35	597,399	672,612
5.50% 1/1/36	4,245,815	4,775,757
5.50% 3/1/36	16,449	18,493
5.50% 4/1/36	2,690,451	3,017,359
5.50% 5/1/36	840,887	944,726
5.50% 7/1/36	1,183,123	1,331,056
5.50% 9/1/36	15,273,045	17,161,306
5.50% 10/1/36	757,642	847,523
5.50% 11/1/36	1,816,586	2,030,539
5.50% 1/1/37	7,387,483	8,287,194
5.50% 2/1/37	3,366,454	3,760,472
5.50% 4/1/37	8,310,481	9,302,114
5.50% 5/1/37	6,117	6,840
5.50% 7/1/37	9,897	11,059
5.50% 8/1/37	14,656,150	16,484,203
5.50% 9/1/37	3,804,351	4,253,670
5.50% 11/1/37	862,735	971,008
5.50% 1/1/38	44,728,209	50,301,183
5.50% 2/1/38	1,978,196	2,221,377
5.50% 3/1/38	2,141,858	2,404,184
5.50% 6/1/38	6,721,564	7,507,141
5.50% 8/1/38	6,480	7,242
5.50% 9/1/38	515,060	578,778
5.50% 11/1/38	322,487	359,133
5.50% 12/1/38	764,133	859,838
5.50% 1/1/39	16,224,935	18,275,273
5.50% 2/1/39	8,929,109	10,033,292
5.50% 10/1/39	6,815,991	7,613,753
5.50% 12/1/39	10,215,313	11,453,354
5.50% 3/1/40	20,137	22,668
5.50% 7/1/40	6,825,484	7,646,138
5.50% 7/1/41	12,466,832	13,944,947
5.50% 9/1/41	32,870,022	36,783,047
6.00% 4/1/32	12,107	13,825

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 6/1/33	287,362	$329,235
6.00% 8/1/34	279,543	318,479
6.00% 11/1/34	15,726	17,869
6.00% 12/1/34	5,179	5,894
6.00% 4/1/35	961,514	1,095,684
6.00% 7/1/35	59,446	67,563
6.00% 8/1/35	23,574	26,755
6.00% 9/1/35	91,404	103,328
6.00% 11/1/35	2,921	3,334
6.00% 12/1/35	458,668	520,770
6.00% 1/1/36	207,039	235,319
6.00% 3/1/36	82,735	94,353
6.00% 4/1/36	116,422	132,779
6.00% 5/1/36	1,656,311	1,874,039
6.00% 6/1/36	921,557	1,042,944
6.00% 8/1/36	5,084	5,737
6.00% 9/1/36	79,683	90,206
6.00% 10/1/36	724,692	828,697
6.00% 11/1/36	66,042	74,740
6.00% 12/1/36	301,556	343,309
6.00% 2/1/37	1,334,532	1,510,272
6.00% 3/1/37	29,329	33,185
6.00% 4/1/37	190,482	215,073
6.00% 5/1/37	3,707,538	4,197,832
6.00% 6/1/37	164,417	187,185
6.00% 7/1/37	167,092	188,558
6.00% 8/1/37	2,195,129	2,486,539
6.00% 9/1/37	788,000	890,454
6.00% 10/1/37	485,565	549,160
6.00% 11/1/37	342,047	386,103
6.00% 12/1/37	13,316	15,132
6.00% 1/1/38	1,055,503	1,191,102
6.00% 3/1/38	6,903	7,868
6.00% 5/1/38	4,348,085	4,913,586
6.00% 6/1/38	165,057	187,788
6.00% 7/1/38	203,388	229,626
6.00% 8/1/38	449,656	516,780
6.00% 9/1/38	994,420	1,125,444
6.00% 10/1/38	3,351,935	3,786,713
6.00% 11/1/38	759,794	864,898
6.00% 12/1/38	22,057	24,997
6.00% 1/1/39	1,491,612	1,689,223
6.00% 2/1/39	291,563	332,196
6.00% 4/1/39	1,801,883	2,036,874
6.00% 9/1/39	12,396,523	14,010,728
6.00% 10/1/39	459,480	520,809
6.00% 1/1/40	410,685	464,284
6.00% 2/1/40	318,491	360,248
6.00% 3/1/40	1,421,777	1,608,515
6.00% 4/1/40	2,123,025	2,400,286
6.00% 9/1/40	1,134,504	1,283,237
6.00% 10/1/40	6,509,406	7,361,800

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 11/1/40	470,332	$536,206
6.00% 5/1/41	16,910,172	19,123,670
6.00% 7/1/41	1,877,579	2,118,788
6.50% 3/1/32	181	206
6.50% 11/1/33	120,380	137,576
6.50% 8/1/34	5,115	5,846
6.50% 1/1/36	30,288	35,110
6.50% 2/1/36	17,766	20,605
6.50% 8/1/36	20,024	22,885
6.50% 9/1/36	4,136	4,731
6.50% 10/1/36	576,713	665,000
6.50% 11/1/36	3,242	3,717
6.50% 3/1/37	5,290	6,203
6.50% 8/1/37	79,246	90,566
6.50% 10/1/37	2,134	2,439
6.50% 11/1/37	1,146	1,310
7.00% 12/1/37	76,528	82,160
7.50% 4/1/31	66,694	82,083
7.50% 4/1/32	7,321	8,483
7.50% 9/1/32	320	389
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/46	332,896,000	332,899,029
3.00% 2/1/46	432,272,000	431,414,761
4.50% 1/1/46	111,059,000	119,929,838
Freddie Mac ARM
• 2.521% 1/1/44	10,407,038	10,606,302
• 2.57% 4/1/34	64,746	68,574
• 2.832% 9/1/45	17,552,413	17,901,290
• 2.953% 11/1/44	1,683,048	1,726,889
• 2.959% 10/1/45	4,357,114	4,439,582
• 3.004% 8/1/45	15,012,513	15,322,649
• 3.463% 5/1/42	189,357	196,446
Freddie Mac Relocation 30 yr
5.00% 9/1/33	165,753	179,679
Freddie Mac S.F. 15 yr
3.50% 11/1/25	741,600	777,423
3.50% 6/1/26	813,421	852,685
3.50% 7/1/26	714,921	750,690
3.50% 1/1/27	740,019	775,621
4.00% 12/1/20	18,841	19,616
4.00% 4/1/25	326,114	344,355
4.00% 5/1/25	464,087	490,006
4.00% 8/1/25	36,410	38,462
4.00% 11/1/26	617,560	652,141
4.50% 9/1/26	1,902,368	2,037,845
5.00% 11/1/22	51,641	55,436
5.50% 6/1/21	8,383	8,991
6.00% 4/1/17	288	292
6.00% 8/1/17	1,092	1,119
6.50% 8/1/16	66	66
Freddie Mac S.F. 20 yr
3.50% 1/1/34	691,267	722,782

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 20 yr (continued)
3.50% 3/1/34	42,681	$44,626
3.50% 9/1/35	3,946,973	4,116,734
4.00% 8/1/35	940,123	1,004,137
4.00% 10/1/35	4,780,373	5,105,887
Freddie Mac S.F. 30 yr
3.00% 10/1/42	3,231,857	3,234,037
3.00% 11/1/42	2,543,583	2,545,922
3.00% 7/1/43	2,564,191	2,564,930
3.50% 11/1/41	262,819	270,763
3.50% 3/1/45	9,538,613	9,840,480
3.50% 8/1/45	22,883,813	23,600,982
4.00% 4/1/44	455,687	483,420
4.50% 4/1/39	773,831	844,843
4.50% 10/1/39	2,278,482	2,457,762
4.50% 4/1/41	9,970,217	10,759,941
4.50% 9/1/41	1,022,402	1,104,473
4.50% 3/1/42	9,567,391	10,364,373
5.50% 2/1/33	4,770	5,301
5.50% 4/1/33	10,340	11,491
5.50% 3/1/34	346,625	385,255
5.50% 12/1/34	325,973	363,044
5.50% 1/1/36	214,250	238,226
5.50% 6/1/36	199,353	221,630
5.50% 11/1/36	451,028	501,394
5.50% 12/1/36	243,036	270,080
5.50% 1/1/37	37,800	42,021
5.50% 4/1/37	29,413	32,604
5.50% 7/1/37	924,310	1,027,188
5.50% 9/1/37	439,712	489,086
5.50% 10/1/37	412,628	459,420
5.50% 11/1/37	30,784	34,243
5.50% 4/1/38	3,713,931	4,131,142
5.50% 6/1/38	296,258	329,878
5.50% 7/1/38	1,594,171	1,773,928
5.50% 8/1/38	1,000,597	1,110,957
5.50% 1/1/39	361,921	400,888
5.50% 4/1/39	184,273	205,008
5.50% 6/1/39	1,635,895	1,820,430
5.50% 1/1/40	361,172	403,873
5.50% 3/1/40	1,105,174	1,229,684
5.50% 8/1/40	9,694,200	10,785,040
5.50% 1/1/41	1,222,507	1,360,169
5.50% 6/1/41	18,956,475	21,085,058
6.00% 6/1/34	276,909	316,166
6.00% 9/1/35	218,198	248,688
6.00% 1/1/36	27,723	31,140
6.00% 2/1/36	1,023,944	1,162,496
6.00% 10/1/36	1,736	1,971
6.00% 8/1/37	498,347	563,476
6.00% 7/1/38	35,331	39,675
6.00% 8/1/38	3,123,351	3,570,157
6.00% 9/1/38	1,065,553	1,203,643

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.00% 11/1/38	623,024	$711,816
6.00% 5/1/40	4,867,892	5,528,892
6.00% 7/1/40	2,628,073	2,964,265
6.50% 6/1/37	3,782	4,320
6.50% 4/1/39	1,824,261	2,077,573
6.50% 9/1/39	7,465,026	8,629,838
7.00% 11/1/33	39,941	47,614
GNMA I S.F. 30 yr
5.00% 6/15/40	616,593	680,621
7.00% 12/15/34	995,130	1,176,369
7.50% 12/15/31	5,387	6,492
GNMA II S.F. 15 yr
3.50% 5/20/27	368,378	384,737

Total Agency Mortgage-Backed Securities (Cost $2,881,759,135)		2,882,234,293

COMMERCIAL MORTGAGE-BACKED SECURITIES–6.09%
Banc of America Commercial Mortgage Trust
•Series 2006-1 AM 5.421% 9/10/45	4,720,261	4,715,443
Series 2006-4 A4 5.634% 7/10/46	3,216,335	3,242,456
•Series 2007-4 AM 5.809% 2/10/51	6,355,000	6,642,433
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	3,665,000	3,820,569
•CD Commercial Mortgage Trust Series 2005-CD1 C 5.284% 7/15/44	197,414	197,344
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	1,496,503	1,499,504
Citigroup Commercial Mortgage Trust
•Series 2007-C6 AM 5.71% 12/10/49	3,550,000	3,627,507
Series 2014-GC25 A4 3.635% 10/10/47	7,035,000	7,151,706
Series 2015-GC27 A5 3.137% 2/10/48	14,830,000	14,473,072
COMM Mortgage Trust
Series 2013-CR6 A4 3.101% 3/10/46	5,000,000	4,998,194
Series 2014-CR16 A4 4.051% 4/10/47	8,126,000	8,542,020
Series 2014-CR19 A5 3.796% 8/10/47	9,045,000	9,321,040
Series 2014-CR20 A4 3.59% 11/10/47	3,183,000	3,224,968
Series 2014-CR20 AM 3.938% 11/10/47	12,495,000	12,803,614

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2014-CR21 A3 3.528% 12/10/47	4,945,000	$4,984,496
#Series 2015-3BP A 144A 3.178% 2/10/35	20,950,000	20,529,827
Series 2015-CR23 A4 3.497% 5/10/48	3,305,000	3,316,180
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	4,110,209	4,204,893
DB-UBS Mortgage Trust
#Series 2011-LC1A A3 144A 5.002% 11/10/46	6,096,000	6,719,512
#•Series 2011-LC1A C 144A 5.663% 11/10/46	7,500,000	8,254,165
FREMF Mortgage Trust
#•Series 2011-K10 144A 4.631% 11/25/49	12,945,000	13,566,064
#•Series 2011-K13 B 144A 4.60% 1/25/48	11,125,000	11,784,995
#•Series 2011-K15 B 144A 4.948% 8/25/44	4,485,000	4,819,678
#•Series 2012-K19 B 144A 4.036% 5/25/45	1,245,000	1,266,240
#•Series 2012-K22 B 144A 3.687% 8/25/45	5,215,000	5,171,373
#•Series 2012-K22 C 144A 3.687% 8/25/45	7,945,000	7,927,631
#•Series 2012-K707 B 144A 3.883% 1/25/47	2,105,000	2,145,867
#•Series 2012-K708 B 144A 3.754% 2/25/45	8,890,000	9,050,046
#•Series 2012-K708 C 144A 3.754% 2/25/45	1,700,000	1,717,936
#•Series 2012-K711 144A 3.562% 8/25/45	720,000	728,077
#•Series 2013-K25 C 144A 3.618% 11/25/45	4,660,000	4,411,015
#•Series 2013-K26 144A 3.599% 12/25/45	4,900,000	4,839,455
#•Series 2013-K26 C 144A 3.599% 12/25/45	2,600,000	2,508,465
#•Series 2013-K30 C 144A 3.556% 6/25/45	4,835,000	4,503,588
#•Series 2013-K31 C 144A 3.627% 7/25/46	14,696,997	13,822,216
#•Series 2013-K33 B 144A 3.503% 8/25/46	4,025,000	3,893,806
#•Series 2013-K33 C 144A 3.503% 8/25/46	1,375,000	1,307,867
#•Series 2013-K712 144A 3.371% 5/25/45	12,055,000	12,092,976

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
#•Series 2013-K713 144A 3.165% 4/25/46	8,345,000	$8,296,694
#•Series 2013-K713 C 144A 3.165% 4/25/46	7,217,000	6,948,283
#•Series 2014-K716 C 144A 3.953% 8/25/47	3,425,000	3,403,423
#•Series 2015-K47 B 144A 3.60% 6/25/48	4,900,000	4,363,703
Goldman Sachs Mortgage Securities Trust Series 2014-GC24 A5 3.931% 9/10/47	13,950,000	14,514,297
#GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	19,510,000	19,982,770
GS Mortgage Securities Trust
#Series 2010-C1 A2 144A 4.592% 8/10/43	8,565,000	9,193,979
#•Series 2010-C1 C 144A 5.635% 8/10/43	3,460,000	3,748,629
Series 2015-GC32 A4 3.764% 7/10/48	2,950,000	3,014,978
Hilton USA Trust
#Series 2013-HLT AFX 144A 2.662% 11/5/30	5,590,000	5,594,187
#Series 2013-HLT BFX 144A 3.367% 11/5/30	11,790,000	11,798,766
#Houston Galleria Mall Trust Series 2015-HGLR A1A2 144A 3.087% 3/5/37	12,135,000	11,813,251
JPMBB Commercial Mortgage Securities Trust Series 2014-C18 A1 1.254% 2/15/47	3,210,381	3,177,214
•Series 2014-C22 B 4.561% 9/15/47	1,990,000	2,022,313
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.498% 8/12/37	1,895,000	2,035,914
• Series 2005-LDP5 D 5.522% 12/15/44	3,600,000	3,591,016
Series 2006-LDP8 AM 5.44% 5/15/45	11,962,000	12,170,559
Series 2015-JP1 A5 3.914% 1/15/49	9,470,000	9,754,404
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	135,838	136,295
•Series 2006-C6 AJ 5.452% 9/15/39	7,527,000	7,573,682
Series 2006-C6 AM 5.413% 9/15/39	16,607,000	16,911,865

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19 AS 3.832% 12/15/47	1,882,000	$1,900,054
Series 2015-C22 A3 3.046% 4/15/48	3,745,000	3,619,017
Series 2015-C23 A4 3.719% 7/15/50	12,800,000	13,043,900
Series 2015-C26 A5 3.531% 10/15/48	10,054,800	10,057,274
Morgan Stanley Capital I Trust
• Series 2006-HQ10 B 5.448% 11/12/41	3,200,000	3,072,924
• Series 2006-IQ11 AJ 5.783% 10/15/42	4,120,000	4,123,024
• Series 2006-T23 A4 5.847% 8/12/41	6,933,527	6,982,182
#TimberStar Trust I Series 2006-1A A 144A 5.668% 10/15/36	3,716,000	3,811,214
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	3,755,000	3,732,535
Series 2012-LC5 B 4.142% 10/15/45	3,650,000	3,741,084
Series 2015-NXS3 A4 3.617% 9/15/57	5,100,000	5,149,665
WF-RBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	1,910,000	1,983,877

Total Commercial Mortgage-Backed Securities (Cost $468,734,140)		459,089,210

CORPORATE BONDS–26.39%
Aerospace & Defense–0.11%
Embraer Netherlands Finance 5.05% 6/15/25	2,665,000	2,431,813
Lockheed Martin
2.50% 11/23/20	1,705,000	1,696,823
3.55% 1/15/26	4,010,000	4,032,376

		8,161,012

Air Freight & Logistics–0.28%
Aviation Capital Group
#@144A 2.875% 9/17/18	375,000	373,317
#144A 4.875% 10/1/25	3,970,000	3,950,626
#144A 6.75% 4/6/21	5,665,000	6,351,881
FedEx 4.75% 11/15/45	3,935,000	3,914,109
United Parcel Service 5.125% 4/1/19	6,265,000	6,916,341

		21,506,274

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines–0.29%
#¿Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27	4,080,000	$3,952,500
¿American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	3,164,530	3,166,429
¿American Airlines 2015-1 Pass Through Trust 3.375% 5/1/27	4,884,206	4,719,364
¿American Airlines 2015-2 Class AA Pass-Through Trust 3.60% 9/22/27	880,000	889,900
¿United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	2,571,241	2,632,308
¿United Airlines 2014-2 Pass Through Trust 3.75% 9/3/26	6,320,000	6,383,516

		21,744,017

Auto Components–0.05%
Delphi Automotive 3.15% 11/19/20	3,675,000	3,674,364

		3,674,364

Automobiles–0.03%
#Hyundai Capital America 144A 2.55% 2/6/19	2,470,000	2,452,633

		2,452,633

Banks–4.73%
#Banco Bilbao Vizcaya
Argentaria Colombia 144A 4.875% 4/21/25	3,000,000	2,880,000
Bank of America 3.95% 4/21/25	31,285,000	30,522,929
BB&T 5.25% 11/1/19	19,265,000	21,078,723
#BBVA Bancomer 144A 7.25% 4/22/20	6,425,000	6,853,869
Branch Banking & Trust
•0.822% 9/13/16	9,948,000	9,927,806
3.80% 10/30/26	10,380,000	10,552,090
Citizens Financial Group 4.30% 12/3/25	6,520,000	6,567,329
City National 5.25% 9/15/20	5,562,000	6,189,216
Compass Bank 3.875% 4/10/25	7,055,000	6,478,705
Cooperatieve Centrale Raiffeisen-Boerenleenbank 4.625% 12/1/23	700,000	730,708
Credit Suisse Group Funding Guernsey
#144A 3.125% 12/10/20	6,635,000	6,612,348
#144A 3.75% 3/26/25	8,070,000	7,821,008
Fifth Third Bancorp 2.875% 7/27/20	3,065,000	3,064,850
HSBC USA 2.75% 8/7/20	6,855,000	6,860,086

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
ING Groep
•6.00% 12/31/45		1,310,000	$1,316,550
•6.50% 12/31/45		5,065,000	4,973,197
JPMorgan Chase
3.15% 7/5/16		10,000,000	10,104,120
3.50% 12/18/26	GBP	241,000	366,491
4.25% 10/1/27		15,595,000	15,593,409
KeyBank
3.30% 6/1/25		10,060,000	9,962,066
6.95% 2/1/28		9,418,000	11,689,480
Lloyds Banking Group
4.50% 11/4/24		1,685,000	1,713,589
#144A 4.582% 12/10/25		5,075,000	5,097,431
•7.50% 4/30/49		5,830,000	6,223,525
•National City Bank 0.822% 6/7/17		5,705,000	5,671,175
#•Nordea Bank 144A 6.125% 12/29/49		6,135,000	6,013,527
PNC Bank
1.85% 7/20/18		6,455,000	6,444,762
2.30% 6/1/20		250,000	247,917
2.45% 11/5/20		805,000	801,928
2.60% 7/21/20		6,405,000	6,407,543
3.30% 10/30/24		6,825,000	6,840,322
6.875% 4/1/18		10,370,000	11,367,667
PNC Funding 5.625% 2/1/17		78,000	81,112
Santander Holdings USA 3.45% 8/27/18		9,565,000	9,730,168
Santander Issuances 5.179% 11/19/25		8,400,000	8,288,515
Societe Generale
#144A 4.75% 11/24/25		7,335,000	7,111,407
#144A 5.625% 11/24/45		1,245,000	1,197,040
SVB Financial Group 3.50% 1/29/25		8,080,000	7,756,121
Toronto-Dominion Bank 2.50% 12/14/20		8,045,000	8,051,026
@U.S. Bancorp 3.60% 9/11/24		13,190,000	13,418,398
US Bank 2.80% 1/27/25		4,165,000	4,057,052
•@USB Capital IX 3.50% 10/29/49		21,538,000	16,611,183
Wells Fargo
2.55% 12/7/20		11,525,000	11,476,249
3.676% 6/15/16		6,000,000	6,075,396
4.30% 7/22/27		10,040,000	10,270,157
Woori Bank
#144A 2.875% 10/2/18		3,590,000	3,643,168
#144A 4.75% 4/30/24		4,750,000	4,869,881
Zions Bancorp 4.50% 6/13/23		6,497,000	6,685,251

			356,296,490

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages–0.10%
#JB 144A 3.75% 5/13/25	7,760,000	$7,430,588

		7,430,588

Biotechnology–0.20%
Celgene 3.25% 8/15/22	15,170,000	15,071,941

		15,071,941

Building Products–0.06%
Fortune Brands Home & Security 3.00% 6/15/20	4,465,000	4,445,220

		4,445,220

Capital Markets–0.74%
Affiliated Managers Group 3.50% 8/1/25	6,540,000	6,232,954
Bank of New York Mellon 2.15% 2/24/20	1,645,000	1,628,104
#•Credit Suisse Group 144A 6.25% 12/29/49	3,375,000	3,382,995
Jefferies Group
6.45% 6/8/27	2,021,000	2,144,600
6.50% 1/20/43	1,560,000	1,446,827
Lazard Group
3.75% 2/13/25	10,210,000	9,438,053
6.85% 6/15/17	1,416,000	1,508,155
Morgan Stanley 3.95% 4/23/27	1,420,000	1,381,325
State Street
2.55% 8/18/20	4,480,000	4,538,715
3.10% 5/15/23	4,195,000	4,149,568
3.55% 8/18/25	10,905,000	11,261,419
#UBS Group Funding Jersey 144A 4.125% 9/24/25	8,435,000	8,442,996

		55,555,711

Chemicals–0.86%
CF Industries 6.875% 5/1/18	13,307,000	14,426,199
Dow Chemical 8.55% 5/15/19	18,837,000	22,218,750
LyondellBasell Industries 4.625% 2/26/55	4,050,000	3,297,567
Methanex 4.25% 12/1/24	8,935,000	7,936,004
OCP
#144A 4.50% 10/22/25	5,200,000	4,862,333
#144A 6.875% 4/25/44	3,640,000	3,586,601
#Phosagro 144A 4.204% 2/13/18	3,000,000	2,975,625
PPG Industries 2.30% 11/15/19	5,345,000	5,294,591

		64,597,670

Commercial Services & Supplies–0.21%
Brambles USA
#144A 4.125% 10/23/25	50,000	50,377
#144A 5.35% 4/1/20	7,160,000	7,814,775
#HPHT Finance 15 144A 2.875% 3/17/20	4,310,000	4,291,864

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
#Penske Truck Leasing 144A 3.30% 4/1/21	4,130,000	$4,076,616

		16,233,632

Communications Equipment–0.11%
Cisco Systems 1.65% 6/15/18	8,495,000	8,533,559

		8,533,559

Construction Materials–0.16%
#Cemex Finance 144A 9.375% 10/12/22	5,205,000	5,504,287
#Tenedora Nemak 144A 5.50% 2/28/23	3,500,000	3,526,250
#Union Andina De Cementos 144A 5.875% 10/30/21	3,500,000	3,386,250

		12,416,787

Consumer Finance–0.89%
Ford Motor Credit 2.24% 6/15/18	9,000,000	8,923,437
General Motors Financial
3.45% 4/10/22	9,095,000	8,736,584
4.00% 1/15/25	6,820,000	6,482,574
4.30% 7/13/25	2,885,000	2,802,945
4.375% 9/25/21	6,500,000	6,599,625
#Hyundai Capital America 144A 2.125% 10/2/17	4,480,000	4,454,580
Santander UK Group Holdings
2.875% 10/16/20	3,440,000	3,423,526
#144A 4.75% 9/15/25	13,860,000	13,744,117
SunTrust Banks 2.35% 11/1/18	3,990,000	4,013,505
Toyota Motor Credit 2.80% 7/13/22	8,105,000	8,074,606

		67,255,499

Diversified Consumer Services–0.03%
#ENA Norte Trust 144A 4.95% 4/25/23	1,955,178	2,002,339

		2,002,339

Diversified Financial Services–1.22%
Bank of America 3.875% 8/1/25	14,295,000	14,540,145
#•Corp Financiera De Desarrollo 144A 5.25% 7/15/29	2,085,000	2,053,725
#ERAC USA Finance 144A 5.25% 10/1/20	11,406,000	12,510,112
#Finnvera 144A 2.375% 6/4/25	10,685,000	10,360,358
General Electric Capital
2.10%12/11/19	3,860,000	3,861,768
#144A 3.80% 6/18/19	4,305,000	4,527,861
5.55%5/4/20	2,865,000	3,246,701
6.00%8/7/19	8,039,000	9,111,362

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance
2.85% 1/27/25	5,465,000	$5,326,949
•4.75% 4/30/43	9,921,000	9,810,877
#Peachtree Corners Funding Trust 144A 3.976% 2/15/25	6,855,000	6,818,394
#Temasek Financial I 144A 2.375% 1/23/23	2,910,000	2,856,052
•Voya Financial 5.65% 5/15/53	6,875,000	6,806,250

		91,830,554

Diversified Telecommunication Services–0.78%
AT&T
4.50% 5/15/35	4,500,000	4,174,933
4.75% 5/15/46	7,190,000	6,608,451
#Bharti Airtel International Netherlands 144A 5.35% 5/20/24	4,020,000	4,234,403
CenturyLink 5.80% 3/15/22	7,008,000	6,449,112
#Colombia Telecomunicaciones 144A 5.375% 9/27/22	3,740,000	3,384,700
#Digicel Group 144A 8.25% 9/30/20	3,610,000	2,996,300
#GTP Acquisition Partners I 144A 2.35% 6/15/20	3,515,000	3,413,030
SBA Tower Trust
#144A 2.24% 4/16/18	5,285,000	5,188,581
#144A 2.898% 10/15/19	4,020,000	3,928,379
Verizon Communications
4.40% 11/1/34	5,600,000	5,182,783
4.862% 8/21/46	13,710,000	13,029,833

		58,590,505

Electric Utilities–4.71%
AES Gener
#144A 5.00% 7/14/25	2,350,000	2,253,551
#144A 5.25% 8/15/21	2,390,000	2,457,063
#•144A 8.375% 12/18/73	2,431,000	2,443,155
Ameren Illinois
3.25% 3/1/25	6,315,000	6,358,839
4.15% 3/15/46	3,000,000	3,001,842
#American Transmission Systems 144A 5.25% 1/15/22	11,987,000	13,093,544
Appalachian Power
3.40% 6/1/25	6,550,000	6,404,505
4.45% 6/1/45	4,660,000	4,441,115
Berkshire Hathaway Energy 3.75% 11/15/23	9,680,000	9,949,811
Cleveland Electric Illuminating 5.50% 8/15/24	7,535,000	8,499,495
@ComEd Financing III 6.35% 3/15/33	4,578,000	4,684,178

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Commonwealth Edison
4.35% 11/15/45	9,150,000	$9,233,036
5.95% 8/15/16	522,000	536,372
Consumers Energy 4.10% 11/15/45	2,225,000	2,215,473
Duke Energy
3.75% 4/15/24	8,985,000	9,119,281
4.80% 12/15/45	9,110,000	9,240,127
#•Electricite de France 144A 5.25% 12/29/49	11,025,000	10,404,844
#•Enel 144A 8.75% 9/24/73	10,820,000	12,348,325
#Enel Finance International 144A 6.00% 10/7/39	4,430,000	4,969,756
Entergy 4.00% 7/15/22	6,245,000	6,379,911
Entergy Arkansas 3.70% 6/1/24	2,815,000	2,874,087
Entergy Louisiana 4.05% 9/1/23	7,435,000	7,676,348
Entergy Mississippi 3.10% 7/1/23	4,960,000	4,868,721
#Exelon 144A 3.95% 6/15/25	11,010,000	11,016,870
Great Plains Energy 4.85% 6/1/21	3,823,000	4,110,532
Interstate Power & Light 3.40% 8/15/25	4,935,000	4,966,495
IPALCO Enterprises
3.45% 7/15/20	12,475,000	12,287,875
5.00% 5/1/18	2,440,000	2,568,100
ITC Holdings 3.65% 6/15/24	4,300,000	4,243,266
Kansas City Power & Light 3.65% 8/15/25	11,565,000	11,669,282
LG&E & KU Energy
3.75% 11/15/20	6,819,000	7,048,214
4.375% 10/1/21	12,420,000	13,139,366
Louisville Gas & Electric 4.375% 10/1/45	4,440,000	4,547,506
#Metropolitan Edison 144A 4.00% 4/15/25	8,455,000	8,386,616
MidAmerican Energy 4.25% 5/1/46	15,540,000	15,411,034
NextEra Energy Capital Holdings
2.40% 9/15/19	15,525,000	15,309,358
3.625% 6/15/23	3,350,000	3,342,935
NV Energy 6.25% 11/15/20	7,380,000	8,392,374
Pennsylvania Electric 5.20% 4/1/20	6,983,000	7,451,343
Public Service of New Hampshire 3.50% 11/1/23	4,715,000	4,835,600
Public Service of Oklahoma 5.15% 12/1/19	7,063,000	7,730,489
Southern 2.75% 6/15/20	29,390,000	29,121,464
Southwestern Electric Power 6.45% 1/15/19	3,925,000	4,363,305

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
#State Grid Overseas Investment 2014 144A 2.75% 5/7/19	3,430,000	$3,469,030
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	4,895,000	4,904,952
Westar Energy 3.25% 12/1/25	4,695,000	4,714,278
Wisconsin Electric Power 4.30% 12/15/45	4,440,000	4,551,799
Xcel Energy 3.30% 6/1/25	14,225,000	13,933,828

		354,969,290

Food & Staples Retailing–0.06%
#Cencosud 144A 5.15% 2/12/25	5,020,000	4,675,256

		4,675,256

Food Products–0.19%
Campbell Soup 3.30% 3/19/25	8,960,000	8,929,464
#JBS Investments 144A 7.75% 10/28/20	3,245,000	3,131,425
#JBS USA Finance 144A 5.75% 6/15/25	2,295,000	2,008,125

		14,069,014

Gas Utilities–0.22%
Dominion Gas Holdings
3.60% 12/15/24	6,980,000	6,915,309
4.60% 12/15/44	10,280,000	9,590,747

		16,506,056

Health Care Equipment & Supplies–0.34%
Becton Dickinson 6.375% 8/1/19	11,104,000	12,544,766
St. Jude Medical 2.80% 9/15/20	4,225,000	4,231,215
Zimmer Holdings 4.625% 11/30/19	8,274,000	8,842,763

		25,618,744

Health Care Providers & Services–0.05%
Highmark
#144A 4.75% 5/15/21	2,823,000	2,873,930
#144A 6.125% 5/15/41	1,062,000	1,056,622

		3,930,552

Hotels, Restaurants & Leisure–0.33%
Marriott International 3.375% 10/15/20	4,820,000	4,911,411
Mcdonald’s 3.70% 1/30/26	6,580,000	6,588,324
Starwood Hotels & Resorts Worldwide
@3.75% 3/15/25	12,225,000	11,989,987
@4.50% 10/1/34	1,265,000	1,143,831

		24,633,553

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables–0.05%
Harman International Industries 4.15% 5/15/25	4,185,000	$4,018,579

		4,018,579

Industrial Conglomerates–0.19%
•General Electric 4.00% 12/29/49	14,511,548	14,529,687

		14,529,687

Insurance–1.36%
ACE INA Holdings 4.35% 11/3/45	4,770,000	4,859,037
Berkshire Hathaway Finance 2.90% 10/15/20	6,595,000	6,839,424
#Five Corners Funding Trust 144A 4.419% 11/15/23	3,540,000	3,701,831
#Liberty Mutual Group 144A 4.95% 5/1/22	1,974,000	2,095,253
MetLife
6.40% 12/15/36	50,000	54,750
6.817% 8/15/18	9,489,000	10,689,852
#MetLife Capital Trust IV 144A 7.875% 12/15/37	589,000	721,525
#MetLife Capital Trust X 144A 9.25% 4/8/38	7,696,000	10,639,720
Prudential Financial
4.50% 11/15/20	1,836,000	1,972,545
•5.375% 5/15/45	5,340,000	5,340,000
•5.625% 6/15/43	3,710,000	3,802,750
•5.875% 9/15/42	3,195,000	3,337,177
TIAA Asset Management Finance
#144A 2.95% 11/1/19	5,690,000	5,706,461
#144A 4.125% 11/1/24	25,310,000	25,442,599
XLIT
4.45% 3/31/25	7,970,000	7,819,255
5.50% 3/31/45	6,937,000	6,503,729
•6.50% 12/29/49	4,450,000	3,242,937

		102,768,845

Internet Software & Services–0.25%
Baidu 2.75% 6/9/19	10,610,000	10,567,539
#Tencent Holdings 144A 3.375% 5/2/19	8,325,000	8,471,878

		19,039,417

Machinery–0.22%
Crane
2.75% 12/15/18	1,335,000	1,331,787
4.45% 12/15/23	8,380,000	8,644,649
Parker Hannifin 3.30% 11/21/24	505,000	509,919
@Trinity Industries 4.55% 10/1/24	7,045,000	6,464,534

		16,950,889

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media–1.34%
21st Century Fox America
#144A 3.70% 10/15/25	2,640,000	$2,638,820
#144A 4.95% 10/15/45	7,875,000	7,785,343
CBS 4.00% 1/15/26	4,120,000	4,025,776
CC Holdings GS V 3.849% 4/15/23	995,000	978,041
#CCO Safari II 144A 4.908% 7/23/25	17,605,000	17,614,454
#Columbus International 144A 7.375% 3/30/21	2,800,000	2,782,500
Grupo Televisa
5.00% 5/13/45	3,770,000	3,260,311
6.125% 1/31/46	1,900,000	1,898,290
Historic TW 6.875% 6/15/18	15,977,000	17,755,863
Interpublic Group 2.25% 11/15/17	1,485,000	1,481,109
#Myriad International Holdings 144A 5.50% 7/21/25	3,045,000	2,942,079
#SES 144A 3.60% 4/4/23	12,271,000	11,993,307
#SES GLOBAL Americas Holdings 144A 5.30% 3/25/44	8,236,000	7,878,879
#Sky 144A 3.75% 9/16/24	8,585,000	8,400,139
Time Warner Cable 5.50% 9/1/41	1,950,000	1,767,860
#VTR Finance 144A 6.875% 1/15/24	6,790,000	6,263,775
WPP Finance 2010 5.625% 11/15/43	1,755,000	1,786,780

		101,253,326

Metals & Mining–0.32%
ArcelorMittal 10.85% 6/1/19	13,421,000	12,649,293
#•Bhp Billiton Finance USA 144A 6.25% 10/19/75	6,640,000	6,515,500
#Gerdau Holdings 144A 7.00% 1/20/20	3,080,000	2,772,000
#MMC Norilsk Nickel 144A 5.55% 10/28/20	2,000,000	2,007,470

		23,944,263

Multi-Utilities–0.89%
Ameren Illinois 9.75% 11/15/18	14,616,000	17,617,863
American Water Capital
3.40% 3/1/25	6,250,000	6,357,019
4.30% 9/1/45	2,415,000	2,450,334
CenterPoint Energy 5.95% 2/1/17	299,000	312,029
CMS Energy 6.25% 2/1/20	3,749,000	4,256,056
#DTE Energy 144A 3.30% 6/15/22	7,620,000	7,654,031
•@Integrys Energy Group 6.11% 12/1/66	9,088,000	6,908,198

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
NiSource Finance 6.125% 3/1/22	6,578,000	$7,539,171
Puget Energy 6.00% 9/1/21	2,034,000	2,294,236
SCANA 4.125% 2/1/22	5,188,000	5,089,366
WEC Energy Group 3.55% 6/15/25	6,530,000	6,579,543

		67,057,846

Oil, Gas & Consumable Fuels–1.18%
#CNOOC Finance 2012 144A 3.875% 5/2/22	3,322,000	3,365,146
Continental Resources 4.50% 4/15/23	10,955,000	7,882,090
Ecopetrol 5.375% 6/26/26	4,780,000	4,080,925
•Enbridge Energy Partners 8.05% 10/1/37	7,852,000	6,458,270
Energy Transfer Partners 9.70% 3/15/19	4,776,000	5,263,572
EnLink Midstream Partners 4.15% 6/1/25	3,640,000	2,804,718
•Enterprise Products Operating 7.034% 1/15/68	2,349,000	2,390,107
#Lukoil International Finance 144A 3.416% 4/24/18	3,970,000	3,875,554
Noble Energy 5.05% 11/15/44	5,535,000	4,484,164
#Petroleos Mexicanos 144A 3.50% 7/23/20	2,565,000	2,434,185
#Petronas Global Sukuk 144A 2.707% 3/18/20	5,475,000	5,393,439
Plains All American Pipeline 8.75% 5/1/19	7,183,000	7,885,742
Regency Energy Partners 5.875% 3/1/22	11,630,000	10,975,824
Williams Partners 7.25% 2/1/17	6,510,000	6,640,174
Woodside Finance
#144A 3.65% 3/5/25	7,645,000	6,784,081
#144A 8.75% 3/1/19	7,519,000	8,632,308

		89,350,299

Paper & Forest Products–0.25%
Georgia-Pacific #144A 2.539% 11/15/19	1,035,000	1,029,985
8.00% 1/15/24	13,854,000	17,547,061

		18,577,046

Pharmaceuticals–0.49%
AstraZeneca
2.375% 11/16/20	5,355,000	5,322,838
3.375% 11/16/25	8,875,000	8,829,072
Express Scripts Holding
2.25% 6/15/19	5,730,000	5,700,920
3.50% 6/15/24	3,225,000	3,182,994
Perrigo 4.00% 11/15/23	7,760,000	7,577,764

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Perrigo Finance 3.50% 12/15/21	6,330,000	$6,160,843

		36,774,431

Real Estate Investment Trusts–1.21%
#American Tower Trust I 144A 3.07% 3/15/23	6,675,000	6,561,659
CBL & Associates
4.60% 10/15/24	6,770,000	6,392,444
5.25% 12/1/23	1,285,000	1,231,189
Corporate Office Properties
3.60% 5/15/23	4,970,000	4,586,589
5.25% 2/15/24	5,560,000	5,697,048
DDR
7.50% 4/1/17	1,730,000	1,843,578
7.875% 9/1/20	6,092,000	7,298,454
9.625% 3/15/16	478,000	485,487
Education Realty Operating Partnership 4.60% 12/1/24	6,595,000	6,518,590
Hospitality Properties Trust 4.50% 3/15/25	6,075,000	5,843,378
Host Hotels & Resorts
3.75% 10/15/23	6,460,000	6,238,687
4.50% 2/1/26	1,355,000	1,340,213
Kimco Realty 3.40% 11/1/22	1,085,000	1,076,412
#Omega Healthcare Investors 144A 5.25% 1/15/26	3,965,000	4,054,910
#PLA Administradora Industrial S de RL 144A 5.25% 11/10/22	3,995,000	3,890,131
Regency Centers 5.875% 6/15/17	2,173,000	2,292,287
UDR 4.00% 10/1/25	2,075,000	2,098,877
Ventas Realty 4.125% 1/15/26	3,905,000	3,900,572
#WEA Finance 144A 3.75% 9/17/24	14,530,000	14,475,454
WP Carey 4.60% 4/1/24	5,270,000	5,264,108

		91,090,067

Road & Rail–0.05%
Burlington Northern Santa Fe 3.65% 9/1/25	3,990,000	4,050,855

		4,050,855

Semiconductors & Semiconductor Equipment–0.15%
National Semiconductor 6.60% 6/15/17	10,220,000	10,984,977

		10,984,977

Software–0.30%
CDK Global 4.50% 10/15/24	7,210,000	7,187,267
Microsoft
4.20% 11/3/35	2,895,000	2,962,126
4.45% 11/3/45	2,175,000	2,248,471

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Oracle
3.25% 5/15/30	7,130,000	$6,707,291
4.30% 7/8/34	3,365,000	3,353,895

		22,459,050

Specialty Retail–0.36%
AutoNation
3.35% 1/15/21	1,630,000	1,626,070
4.50% 10/1/25	3,695,000	3,755,350
Lowe’s 3.375% 9/15/25	6,090,000	6,190,595
QVC 5.45% 8/15/34	7,235,000	6,275,748
Signet UK Finance 4.70% 6/15/24	9,645,000	9,514,416

		27,362,179

Technology Hardware, Storage & Peripherals–0.30%
Apple 3.45% 2/9/45	20,010,000	17,272,612
#Samsung Electronics America 144A 1.75% 4/10/17	5,285,000	5,274,641

		22,547,253

Textiles, Apparel & Luxury Goods–0.10%
#INVISTA Finance 144A 4.25% 10/15/19	7,405,000	7,219,875

		7,219,875

Wireless Telecommunication Services–0.63%
America Movil 5.00% 3/30/20	5,250,000	5,707,863
#Crown Castle Towers 144A 4.883% 8/15/20	30,655,000	32,858,842
#Millicom International Cellular 144A 6.625% 10/15/21	2,750,000	2,554,063
Motorola Solutions 4.00% 9/1/24	4,476,000	3,891,220
#VimpelCom Communications 144A 7.748% 2/2/21	2,205,000	2,261,706

		47,273,694

Total Corporate Bonds (Cost $1,995,702,788)		1,989,453,838

MUNICIPAL BONDS–1.72%
Los Angeles, California Department of Water & Power Revenue Taxable Build America Bonds 6.574% 7/1/45	16,555,000	22,602,873
Massachusetts State Transportation Fund Revenue Recovery Zone Economic Development Taxable Build America Bonds 5.731% 6/1/40	6,425,000	7,983,127

LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

MUNICIPAL BONDS (continued)
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds Series A 7.102% 1/1/41	13,481,000	$18,542,576
New York Metropolitan Transportation Authority Revenue Taxable Build America Bonds Series E 6.814% 11/15/40	3,690,000	4,891,685
New York Triborough Bridge & Tunnel Authority Revenue Taxable Build America Bond Series A2 5.45% 11/15/32	18,055,000	20,716,668
New York, New York Taxable Build America Bonds Series F-1 6.271% 12/1/37	18,710,000	23,985,285
Oregon State Taxable Pension 5.892% 6/1/27	3,475,000	4,163,397
San Francisco Bay Area California Toll Authority Bridge Revenue Taxable Build America Bonds Series S3 6.907% 10/1/50	11,030,000	15,165,147
University of Missouri (Curators University) Taxable Build America Bonds 5.792% 11/1/41	9,235,000	11,806,393

Total Municipal Bonds (Cost $103,387,198)		129,857,151

NON-AGENCY ASSET-BACKED SECURITIES–8.17%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	1,740,264	1,818,244
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	13,755,000	13,672,731
Series 2014-4 A2 1.43% 6/17/19	10,755,000	10,716,422
#•ALM VII Series 2012-7A A1 144A 1.735% 10/19/24	14,750,000	14,524,325
American Express Credit Account Master Trust
•Series 2012-1 A 0.601% 1/15/20	3,275,000	3,269,858
•Series 2013-2 A 0.751% 5/17/21	3,380,000	3,380,226
•Series 2014-1 A 0.601% 12/15/21	7,000,000	6,976,247
Series 2014-3 A 1.49% 4/15/20	6,195,000	6,197,195
•American Express Credit Account Secured Note Trust Series 2012-4 A 0.571% 5/15/20	21,025,000	20,968,476

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•AMMC CDO Series 2015-16A A1 144A 1.821% 4/14/27	9,135,000	$9,041,823
#•Ares XXXII Series 2014-32A A1 144A 1.842% 11/15/25	15,000,000	14,875,500
#ARI Fleet Lease Trust Series 2015-A A2 144A 1.11% 11/15/18	1,995,000	1,981,159
Avery Point VI
#•Series 2015-6A A 144A 1.784% 8/5/27	8,350,000	8,253,140
#•Series 2015-6A B 144A 2.233% 8/5/27	3,000,000	2,933,100
Avis Budget Rental Car Funding AESOP
#Series 2011-3A A 144A 3.41% 11/20/17	4,665,000	4,716,584
#Series 2013-1A A 144A 1.92% 9/20/19	6,000,000	5,955,014
#Series 2014-1A A 144A 2.46% 7/20/20	7,920,000	7,945,074
BA Credit Card Trust
•Series 2014-A3 A 0.621% 1/15/20	9,745,000	9,734,349
•Series 2015-A1 A 0.661% 6/15/20	20,995,000	20,953,902
#•Bluemountain Series 2013-4A B1 144A 2.221% 4/15/25	5,000,000	4,880,500
#Cabela’s Credit Card Master Note Trust Series 2012-2A A1 144A 1.45% 6/15/20	7,190,000	7,170,587
#California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18	916,582	916,107
Capital One Multi-Asset Execution Trust
•Series 2006-A11 A11 0.421% 6/17/19	10,400,000	10,385,403
•Series 2007-A2 A2 0.411% 12/16/19	6,840,000	6,817,673
•Series 2007-A5 A5 0.371% 7/15/20	9,020,000	8,975,124
•Series 2014-A4 A 0.691% 6/15/22	7,460,000	7,389,033
#•Cent CLO 20 Series 2013-20A A 144A 1.80% 1/25/26	9,000,000	8,859,600
#•Cent CLO 21 Series 2014-21A A1B 144A 1.713% 7/27/26	15,000,000	14,794,500
Chase Issuance Trust
•Series 2007-B1 B1 0.581% 4/15/19	21,012,000	20,904,551
•Series 2013-A9 A 0.751% 11/16/20	7,500,000	7,500,215
•Series 2014-A5 A5 0.701% 4/15/21	7,600,000	7,562,552

LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Chesapeake Funding
#•Series 2012-2A A 144A 0.872% 5/7/24	1,179,409	$1,178,974
#•Series 2014-1A A 144A 0.689% 3/7/26	5,273,713	5,255,604
#CIT Equipment Collateral Series 2014-VT1 A2 144A 0.86% 5/22/17	4,002,485	3,998,752
Citibank Credit Card Issuance Trust
•Series 2013-A4 A4 0.838% 7/24/20	4,500,000	4,496,415
•Series 2013-A7 A7 0.723% 9/10/20	3,195,000	3,192,223
Series 2014-A6 A6 2.15% 7/15/21	9,340,000	9,384,689
•Series 2014-A9 A9 0.67% 11/23/18	16,310,000	16,305,394
FCiticorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	5,708,000	5,666,083
#Dell Equipment Finance Trust Series 2014-1 A3 144A 0.94% 6/22/20	4,420,000	4,416,651
Discover Card Execution Note Trust
•Series 2013-A1 A1 0.631% 8/17/20	3,150,000	3,144,542
•Series 2014-A1 A1 0.761% 7/15/21	4,560,000	4,554,533
Series 2014-A3 A3 1.22% 10/15/19	6,875,000	6,867,399
Series 2015-A2 A 1.90% 10/17/22	6,405,000	6,317,139
Series 2015-A3 A 1.45% 3/15/21	6,635,000	6,573,913
#•Dryden XVI-Leveraged Loan CDO Series 2006-16A A1 144A 0.557% 10/20/20	2,668,787	2,649,038
#FirstKey Lending Trust Series 2015-SFR1 A 144A 2.553% 3/9/47	3,464,881	3,393,544
#•Flagship VII Series 2013-7A A1 144A 1.787% 1/20/26	14,000,000	13,829,200
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	5,135,000	5,111,315
#Ford Credit Auto Owner Trust Series 2014-2 A 144A 2.31% 4/15/26	4,060,000	4,053,334
GE Dealer Floorplan Master Note Trust
•Series 2014-2 A 0.852% 10/20/19	925,000	923,326
•Series 2015-1 A 0.902% 1/20/20	5,010,000	4,985,486

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Golden Credit Card Trust
#•Series 2014-2A A 144A 0.781% 3/15/21	12,895,000	$12,801,550
#Series 2015-2A A 144A 2.02% 4/15/22	4,700,000	4,624,885
#GreatAmerica Leasing Receivables Series 2014-1 A3 144A 0.89% 7/15/17	4,770,309	4,755,150
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	1,774,500	1,613,076
Honda Auto Receivables Owner Trust Series 2015-3 A3 1.27% 4/18/19	1,850,000	1,841,301
#Hyundai Auto Lease Securitization Trust Series 2014-A A4 144A 1.01% 9/15/17	7,145,000	7,130,081
•Hyundai Auto Receivables Trust Series 2015-C A2B 0.701% 11/15/18	8,000,000	7,999,198
#•JFIN CLO Series 2014-1A A 144A 1.787% 4/20/25	9,500,000	9,425,900
#•KKR Financial CLO Series 2013-1A A1 144A 1.471% 7/15/25	10,000,000	9,785,000
#•MAPS CLO Fund II Series 2007-2A A1 144A 0.557% 7/20/22	9,589,076	9,428,938
Mid-State Trust Series 11 A1 4.864% 7/15/38	619,724	656,204
#MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22	6,893,000	6,844,872
•Nissan Auto Lease Trust Series 2015-B A2B 0.861% 12/15/17	4,200,000	4,202,840
Nissan Auto Lease Trust Series 2014-A A4 1.04% 10/15/19	5,900,000	5,887,460
•Nissan Auto Receivables Owner Trust Series 2015-C A2B 0.681% 11/15/18	5,530,000	5,531,061
#•OHA Credit Partners IX Series 2013-9A A1 144A 1.717% 10/20/25	3,373,174	3,338,768
Penarth Master Issuer
#• Series 2015-1A A1 144A 0.76% 3/18/19	2,235,000	2,229,021
#•Series 2015-2A A1 144A 0.76% 5/18/19	4,000,000	3,989,280
#•PFS Financing Series 2015-AA A 144A 0.951% 4/15/20	250,000	245,697
#Porsche Innovative Lease Owner Trust Series 2015-1 A3 144A 1.19% 7/23/18	5,300,000	5,239,627

LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Progress Residential Trust
#Series 2015-SFR2 A 144A 2.74% 6/12/32	3,735,000	$3,644,771
#Series 2015-SFR3 A 144A 3.067% 11/12/32	5,000,000	4,928,999
•RAMP Series Trust Series 2005-RS3 M1 0.842% 3/25/35	4,560,000	4,531,643
#•Saranac CLO I Series 2013-1A A1A 144A 1.80% 10/26/24	10,000,000	9,912,000
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	7,870,000	7,831,093
Series 2015-2 A 1.60% 4/15/21	8,905,000	8,841,472
#•Telos CLO Series 2013-4A A 144A 1.615% 7/17/24	11,500,000	11,358,550
#•THL Credit Wind River CLO Series 2013-2A A2B 144A 1.955% 1/18/26	6,265,000	6,179,796
Trade MAPS 1
#•Series 2013-1A A 144A 0.993% 12/10/18	10,390,000	10,323,993
#•Series 2013-1A B 144A 1.543% 12/10/18	6,067,000	5,980,175
#•Venture XVI CLO Series 2014-16A A1L 144A 1.821% 4/15/26	12,000,000	11,875,200
Volkswagen Auto Lease Trust Series 2015-A A3 1.25% 12/20/17	5,365,000	5,311,686
#Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19	15,785,000	15,581,186
Volvo Financial Equipment
#Series 2014-1A A3 144A 0.82% 4/16/18	2,507,251	2,500,005
#Series 2014-1A B 144A 1.66% 11/16/20	4,300,000	4,288,154
•World Financial Network Credit Card Master Trust Series 2015-A A 0.811% 2/15/22	4,830,000	4,800,811

Total Non-Agency Asset-Backed Securities (Cost $618,891,735)		615,826,211

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.90%
Bank of America Alternative Loan Trust Series 2005-3 2A1 5.50% 4/25/20	79,827	79,947
•Bank of America Mortgage Securities Series 2004-L 4A1 2.687% 1/25/35	213,581	210,748
¿CHL Mortgage Pass Through Trust Series 2005-6 1A11 5.25% 2/25/26	4,112,543	4,140,151

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
#•GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27	179,331	$185,458
JPMorgan Mortgage Trust
#•Series 2014-2 B1 144A 3.428% 6/25/29	2,831,181	2,829,256
#•Series 2014-2 B2 144A 3.428% 6/25/29	1,054,125	1,037,448
#•Series 2014-IVR6 2A4 144A 2.50% 7/25/44	3,315,000	3,344,626
#•Series 2015-1 B1 144A 2.664% 12/25/44	4,643,049	4,580,558
#•Series 2015-4 B1 144A 3.636% 6/25/45	3,560,828	3,463,137
#•Series 2015-4 B2 144A 3.636% 6/25/45	2,549,961	2,427,484
JPMorgan Trust
#•Series 2015-1 B2 144A 2.664% 12/25/44	3,908,107	3,820,981
#•Series 2015-5 B2 144A 2.91% 5/25/45	3,881,645	3,612,516
#•Series 2015-6 B1 144A 3.657% 10/25/45	2,582,048	2,565,467
#•Series 2015-6 B2 144A 3.657% 10/25/45	2,504,378	2,439,715
MASTR Alternative Loans Trust Series 2003-2 6A1 6.00% 3/25/33	94,736	100,068
•MASTR ARM Trust Series 2003-6 1A2 2.70% 12/25/33	212,532	211,002
•New Residential Mortgage Loan Trust Series 2015-2A A1 3.75% 8/25/55	6,420,449	6,513,688
Sequoia Mortgage Trust
#•Series 2013-11 B1 144A 3.679% 9/25/43	3,166,412	3,149,095
#•Series 2014-2 A4 144A 3.50% 7/25/44	4,428,186	4,448,945
#•Series 2015-1 B2 144A 3.896% 1/25/45	2,709,968	2,710,032
•Structured ARM Loan Trust Series 2004-3AC A2 2.454% 3/25/34	115,064	116,026
Towd Point Mortgage Trust
#•Series 2015-5 A1B 144A 2.75% 5/25/55	5,914,808	5,841,471
#•Series 2015-6 A1B 144A 2.75% 4/25/55	6,059,767	5,963,972
¿WaMu Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	139,074	140,637

LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
#•WinWater Mortgage Loan Trust Series 2015-3 B1 144A 3.911% 3/20/45	3,828,344	$3,818,587

Total Non-Agency Collateralized Mortgage Obligations (Cost $67,878,922)		67,751,015

«SENIOR SECURED LOANS–0.83%
Avago Technologies Tranche B 1st Lien 3.75% 5/6/21	7,960,956	7,949,373
FCA US Tranche B 1st Lien 3.50% 5/24/17	5,812,621	5,801,722
First Data Tranche B 1st Lien 4.418% 3/24/21	15,000,000	14,971,875
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	11,950,000	11,931,836
PQ 1st Lien 4.00% 8/7/17	5,878,788	5,842,957
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	11,666,225	11,438,733
USI Tranche B 1st Lien 4.25% 12/27/19	4,685,915	4,551,195

Total Senior Secured Loans (Cost $62,570,548)		62,487,691

ΔSOVEREIGN BONDS–0.42%
Colombia–0.02%
Colombia Government International Bond 5.00% 6/15/45	1,500,000	1,260,000

		1,260,000

Costa Rica–0.04%
Costa Rica Government International Bond 5.625% 4/30/43	4,197,000	3,032,333

		3,032,333

Croatia–0.03%
#Croatia Government International Bond 144A 6.375% 3/24/21	2,000,000	2,127,636

		2,127,636

Dominican Republic–0.04%
#Dominican Republic International Bond 144A 5.50% 1/27/25	3,050,000	2,950,875

		2,950,875

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Indonesia–0.04%
Indonesia Government International Bond
#144A 4.875% 5/5/21	1,300,000	$1,351,438
#144A 5.95% 1/8/46	1,500,000	1,484,365

		2,835,803

Kazakhstan–0.04%
#Kazakhstan Government International Bond 144A 5.125% 7/21/25	2,750,000	2,719,805

		2,719,805

Mexico–0.05%
Mexican Bonos 10.00% 12/5/24	MXN 52,902,000	3,899,703

		3,899,703

Namibia–0.02%
#Namibia International Bonds 144A 5.25% 10/29/25	1,500,000	1,400,505

		1,400,505

Pakistan–0.03%
#Pakistan Government International Bond 144A 7.875% 3/31/36	2,639,000	2,394,338

		2,394,338

Peru–0.04%
Peruvian Government International Bond 4.125% 8/25/27	2,755,000	2,713,675

		2,713,675

Sri Lanka–0.03%
Sri Lanka Government International Bond
#144A 6.125% 6/3/25	1,200,000	1,071,748
#144A 6.85% 11/3/25	1,500,000	1,418,591

		2,490,339

Sweden–0.00%
Sweden Government Bonds
1.50% 11/13/23	SEK 645,000	80,275
3.00% 7/12/16	SEK 1,270,000	153,208

		233,483

United Kingdom–0.00%
United Kingdom Gilt 3.25% 1/22/44	GBP 245,800	403,467

		403,467

LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Uruguay–0.04%
Uruguay Government International Bond 4.375% 10/27/27		3,321,000	$3,279,487

			3,279,487

Total Sovereign Bonds (Cost $33,399,525)			31,741,449

SUPRANATIONAL BANKS–0.08%
European Bank for Reconstruction & Development 7.375% 4/15/19	IDR	21,820,000,000	1,494,917
Inter-American Development Bank 6.00% 9/5/17	INR	235,400,000	3,515,720
International Finance 3.625% 5/20/20	NZD	1,156,000	793,142

Total Supranational Banks (Cost $6,426,428)			5,803,779

U.S. TREASURY OBLIGATIONS–10.33%
U.S. Treasury Bonds 3.00% 11/15/45		215,020,000	214,411,063
U.S. Treasury Notes
1.625% 11/30/20		293,060,000	291,348,530
2.00% 8/15/25		10,000,000	9,751,560
¥2.25% 11/15/25		263,545,000	262,983,913

Total U.S. Treasury Obligations (Cost $783,441,100)			778,495,066

	Number of Shares

PREFERRED STOCK–0.34%
•Bank of America 6.10%		4,480,000	4,547,200
•@Integrys Energy Group 6.00%		285,850	7,387,450
National Retail Properties 5.70%		47,052	1,167,360
#•PNC Preferred Funding Trust II 1.735%		11,400,000	10,231,500
Public Storage 5.20%		59,925	1,497,526
#•USB Realty 1.468%		715,000	645,287

Total Preferred Stock (Cost $25,744,599)			25,476,323

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–1.21%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	91,399,386	$91,399,386

Total Money Market Fund (Cost $91,399,386)		91,399,386

	Principal Amount°

SHORT-TERM INVESTMENTS–14.80%
Certificates of Deposit–0.87%
Bank of Montreal Chicago
0.26% 1/6/16	30,000,000	29,999,613
•0.512% 6/7/16	25,000,000	24,987,975
BMO Harris Bank 0.33% 2/10/16	10,600,000	10,601,582

		65,589,170

≠Discount Notes–1.20%
Federal Home Loan Bank
0.31% 3/18/16	40,000,000	39,976,160
0.56% 1/19/16	50,000,000	49,997,100

		89,973,260

≠Discounted Commercial Paper–12.40%
Abbey National Treasury Services 0.56% 1/4/16	68,000,000	67,998,413
Abbott Laboratories 0.38% 1/21/16	23,500,000	23,496,778
Air Products & Chemicals
0.21% 1/5/16	12,000,000	11,999,528
×0.42% 1/4/16	64,000,000	63,998,035
BNP Paribas New York Branch 0.20% 1/4/16	44,030,000	44,029,266
Chevron 0.30% 1/22/16	30,155,000	30,148,809
Coca-Cola 0.532% 6/8/16	25,000,000	24,944,223
Cornell University
0.15% 1/13/16	6,800,000	6,799,660
0.15% 1/20/16	9,000,000	8,999,190
0.15% 2/2/16	9,200,000	9,198,804
0.23% 2/10/16	15,390,000	15,386,614
0.35% 1/5/16	10,000,000	9,999,900
CPPIB Capital
0.26% 1/21/16	25,000,000	24,995,115
0.30% 3/4/16	50,000,000	49,965,420
Dartmouth College 0.18% 2/17/16	15,000,000	14,995,950
Duke University 0.18% 2/16/16	2,316,000	2,314,914

LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
Duke University (continued)
0.35% 1/5/16	6,253,000	$6,252,781
Exxon Mobil
0.17% 1/7/16	25,000,000	24,998,713
0.30% 1/25/16	50,000,000	49,988,230
JPMorgan Securities 0.623% 7/22/16	25,000,000	24,903,243
Microsoft 0.64% 1/20/16	70,000,000	69,991,054
National Australian Bank
0.25% 1/19/16	25,000,000	24,996,727
0.491% 3/10/16	25,000,000	24,978,270
PepsiCo 0.15% 1/11/16	27,500,000	27,498,193
Societe Generale 0.52% 2/17/16	75,000,000	74,956,103
Toronto Dominion Holding USA 0.30% 2/1/16	35,000,000	34,988,489
Toyota Motor Credit 0.421% 4/18/16	31,300,000	31,249,488

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
≠Discounted Commercial Paper (continued)
United Parcel Serv 0.40% 1/13/16	55,000,000	$54,995,534
University of California
0.15% 1/8/16	10,000,000	9,999,800
0.17% 1/20/16	12,340,000	12,339,136
0.23% 1/11/16	15,000,000	14,999,400
University of Chicago 0.30% 2/18/16	20,000,000	19,995,000
Yale University 0.14% 1/7/16	18,500,000	18,499,047

		934,899,827

Floating Rate Note–0.33%
Royal Bank of Canada
•0.571% 10/14/16	25,000,000	24,983,950

		24,983,950

Total Short Term Investments (Cost $1,115,516,363)		1,115,446,207

TOTAL VALUE OF SECURITIES–112.04% (Cost $8,447,922,243)	8,445,523,478
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(12.04%)	(907,668,105)

NET ASSETS APPLICABLE TO 554,674,180 SHARES OUTSTANDING–100.00%	$7,537,855,373

NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND STANDARD CLASS ($4,550,985,493 / 334,877,436 Shares)	$13.590
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND SERVICE CLASS ($2,986,869,880 / 219,796,744 Shares)	$13.589

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$7,554,270,924
Distributions in excess of net investment income	(363,048)
Accumulated net realized loss on investments	(10,763,566)
Net unrealized depreciation of investments and derivatives	(5,288,937)

Total net assets	$7,537,855,373

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $1,184,396,349, which represents 15.71% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«

Includes $7,261,208 cash collateral due to broker and $9,186,659 foreign currencies collateral held at broker for futures contracts, at value, $585,985 cash collateral held at broker and $2,401,042 foreign currencies collateral held at broker for swap contracts, at value, $2,843,152 due to manager and affiliates, $1,107,716,099 payable for securities purchased and $5,961,240 payable for fund shares redeemed as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $68,981,076, which represents 0.92% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

×

Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2015, the aggregate value of these securities was $63,998,035 which represents 0.85% of the Fund’s net assets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for futures contracts.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2015.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	EUR	7,957,763	USD	(8,660,195)	1/29/16	$(6,156)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,549	Euro-Bond	$ 269,030,617	$ 265,826,459	3/9/16	$(3,204,158)
(249)	U.S. Treasury 5 yr Notes	(29,515,355)	(29,461,758)	4/1/16	53,597
(5,292)	U.S. Treasury 10 yr Notes	(666,311,231)	(666,295,875)	3/22/16	15,356
795	U.S. Treasury Long Bond	122,287,136	122,231,250	3/22/16	(55,886)

					$(3,191,091)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased:
JPMC	CDX.EM.24[3] ICE-iTraxx Europe	36,710,800	1.00%	12/20/20	$3,760,522	$328,220
JPMC	Crossover Series 24[4] People’s Republic of China	EUR 23,220,000	5.00%	12/20/20	(2,159,410)	92,845
JPMC	7.50% 10/28/27 / Aa3	7,500,000	1.00%	9/20/20	14,076	2,339

						$423,404

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

3Markit’s Emerging Markets CDX Index, or the CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia.

LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund

Statement of Net Assets (continued)

4Markit’s iTraxx® Europe Crossover index is composed of up to fifty (50) European entities with non-investment grade credit ratings that trade in the CDS market.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

BAML–Bank of America Merrill Lynch

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

DB–Deutsche Bank

EUR–Euro

GBP–British Pound Sterling

GE–General Electric

GNMA–Government National Mortgage Association

GS–Goldman Sachs

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

ICE–IntercontinentalExchange, Inc.

IDR–Indonesia Rupiah

INR–Indian Rupee

JPMBB–JPMorgan Barclays Bank

JPMC–JPMorgan Chase Bank

LB–Lehman Brothers

MASTR–Mortgage Asset Securitization Transaction, Inc.

MSC–Morgan Stanley Capital

MXN–Mexican Peso

NZD–New Zealand Dollar

RBS–Royal Bank of Scotland

REMIC–Real Estate Mortgage Investment Conduit

S.F.–Single Family

SEK–Swedish Krona

TBA–To be announced

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$191,123,670
Dividends	917,113

192,040,783

EXPENSES:
Management fees	22,732,437
Distribution fees-Service Class	10,232,846
Accounting and administration expenses	1,754,491
Reports and statements to shareholders	442,922
Professional fees	200,822
Trustees’ fees and expenses	169,907
Custodian fees	122,359
Pricing fees	80,237
Consulting fees	6,765
Other	73,731

Total operating expenses	35,816,517

NET INVESTMENT INCOME	156,224,266

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	7,939,686
Foreign currencies.	(11,958,704)
Foreign currency exchange contracts	684,618
Futures contracts	20,630,303
Options purchased	(4,314,598)
Swap contracts	86,036

Net realized gain	13,067,341

Net change in unrealized appreciation (depreciation) of:
Investments	(149,135,707)
Foreign currencies	49,514
Foreign currency exchange contracts	(195,609)
Futures contracts	(4,854,343)
Swap contracts	369,204

Net change in unrealized appreciation (depreciation)	(153,766,941)

NET REALIZED AND UNREALIZED LOSS	(140,699,600)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,524,666

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$156,224,266	$144,126,024
Net realized gain	13,067,341	121,874,078
Net change in unrealized appreciation (depreciation)	(153,766,941)	114,382,755

Net increase in net assets resulting from operations	15,524,666	380,382,857

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(109,096,427)	(87,442,224)
Service Class	(60,998,481)	(47,244,963)
Net realized gain:
Standard Class	(10,444,367)	(22,953,402)
Service Class	(6,883,908)	(14,908,261)

	(187,423,183)	(172,548,850)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	675,558,333	962,008,466
Service Class	473,919,065	329,219,099
Net asset value of shares issued upon reinvestment of dividend and distributions:
Standard Class	119,540,794	110,395,626
Service Class	67,882,389	62,153,224

	1,336,900,581	1,463,776,415

Cost of shares redeemed:
Standard Class	(444,721,637)	(620,887,855)
Service Class	(270,769,066)	(257,761,815)

	(715,490,703)	(878,649,670)

Increase in net assets derived from capital share transactions	621,409,878	585,126,745

NET INCREASE IN NET ASSETS	449,511,361	792,960,752
NET ASSETS:
Beginning of year	7,088,344,012	6,295,383,260

End of year	$7,537,855,373	$7,088,344,012

Undistributed (distributions in excess of) net investment income	$(363,048)	$13,290,331

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.903	$13.466	$14.212	$13.916	$13.695

Income (loss) from investment operations:
Net investment income[1]	0.315	0.315	0.303	0.345	0.427
Net realized and unrealized gain (loss)	(0.261)	0.488	(0.634)	0.571	0.611

Total from investment operations	0.054	0.803	(0.331)	0.916	1.038

Less dividends and distributions from:
Net investment income	(0.335)	(0.290)	(0.247)	(0.290)	(0.479)
Net realized gain	(0.032)	(0.076)	(0.162)	(0.330)	(0.338)
Return of capital	—	—	(0.006)	—	—

Total dividends and distributions	(0.367)	(0.366)	(0.415)	(0.620)	(0.817)

Net asset value, end of period	$13.590	$13.903	$13.466	$14.212	$13.916

Total return[2]	0.39%	5.97%	(2.31% )	6.61%	7.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,550,985	$4,304,241	$3,728,463	$2,448,509	$1,301,203
Ratio of expenses to average net assets	0.35%	0.35%	0.37%	0.38%	0.39%
Ratio of net investment income to average net assets	2.25%	2.25%	2.18%	2.41%	3.03%
Portfolio turnover	364%	426%	431%	366%	379%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.902	$13.466	$14.212	$13.916	$13.697

Income (loss) from investment operations:
Net investment income[1]	0.266	0.265	0.255	0.294	0.377
Net realized and unrealized gain (loss)	(0.261)	0.489	(0.635)	0.571	0.610

Total from investment operations	0.005	0.754	(0.380)	0.865	0.987

Less dividends and distributions from:
Net investment income	(0.286)	(0.242)	(0.198)	(0.239)	(0.430)
Net realized gain	(0.032)	(0.076)	(0.162)	(0.330)	(0.338)
Return of capital	—	—	(0.006)	—	—

Total dividends and distributions	(0.318)	(0.318)	(0.366)	(0.569)	(0.768)

Net asset value, end of period	$13.589	$13.902	$13.466	$14.212	$13.916

Total return[2]	0.03%	5.60%	(2.64% )	6.24%	7.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,986,870	$2,784,103	$2,566,920	$2,453,224	$2,019,708
Ratio of expenses to average net assets	0.70%	0.70%	0.72%	0.73%	0.74%
Ratio of net investment income to average net assets	1.90%	1.90%	1.83%	2.06%	2.68%
Portfolio turnover	364%	426%	431%	366%	379%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income consistent with a prudent investment strategy.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund

LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of average daily net assets in excess of $400 million.

Delaware Investments Fund Advisers (“DIFA”)(the “Sub-Adviser”), a series of the Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$317,164
Legal	88,297

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $376,384 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$1,959,845
Distribution fees payable to LFD	883,307

LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$19,277,586,725
Purchases of U.S. government securities	7,229,231,606
Sales other than U.S. government securities	18,681,262,174
Sales of U.S. government securities	7,305,953,282

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$8,450,071,959

Aggregate unrealized appreciation	$77,464,694
Aggregate unrealized depreciation	(82,013,175)

Net unrealized depreciation	$(4,548,481)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Agency Collateralized Mortgage Obligations	$—	$190,461,859	$190,461,859
Agency Mortgage-Backed Securities	—	2,882,234,293	2,882,234,293
Commercial Mortgage-Backed Securities	—	459,089,210	459,089,210
Corporate Bonds	—	1,989,453,838	1,989,453,838
Municipal Bonds	—	129,857,151	129,857,151
Non-Agency Asset-Backed Securities	—	615,826,211	615,826,211
Non-Agency Collateralized Mortgage Obligations	—	67,751,015	67,751,015
Senior Secured Loans	—	62,487,691	62,487,691
Sovereign Bonds	—	31,741,449	31,741,449
Supranational Banks	—	5,803,779	5,803,779
U.S. Treasury Obligations	—	778,495,066	778,495,066
Preferred Stock	2,664,886	22,811,437	25,476,323
Money Market Fund	91,399,386	—	91,399,386
Short-Term Investments	—	1,115,446,207	1,115,446,207

Total	$94,064,272	$8,351,459,206	$8,445,523,478

Foreign Currency Exchange Contracts	$—	$(6,156)	$(6,156)

Futures Contracts	$(3,191,091)	$—	$(3,191,091)

Swap Contracts	$—	$423,404	$423,404

There were no Level 3 investments at the end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$183,532,855	$172,548,850
Long-term capital gains	3,890,328	—

Total	$187,423,183	$172,548,850

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$7,554,270,924
Qualified late year capital losses deferred	(11,804,941)
Net unrealized depreciation	(4,610,610)

Net assets	$7,537,855,373

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of mark-to-market of futures contracts and mark-to-market of foreign currency exchange contracts.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, contingent payment debt instruments, paydown

LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

gain (loss) on asset- and mortgage-backed securities, foreign capital gain taxes and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$217,263	$(217,263)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	48,294,475	69,094,089
Service Class	33,915,325	23,613,570
Shares issued upon reinvestment of dividends and distributions:
Standard Class	8,775,872	7,960,458
Service Class	4,981,748	4,481,450

	95,967,420	105,149,567

Shares redeemed:
Standard Class	(31,789,069)	(44,340,711)
Service Class	(19,371,758)	(18,451,826)

	(51,160,827)	(62,792,537)

Net increase	44,806,593	42,357,030

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Delaware Bond Fund–33

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Options Contracts–During the year ended December 31, 2015, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

Swap Contracts–The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades. No interest rate swap contracts were outstanding at December 31, 2015.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments,

LVIP Delaware Bond Fund–34

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets	Fair Value	Statement of Net Assets	Fair Value
Currency contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$ —	Liabilities net of receivables and other assets	$(6,156)
Interest rate contracts (Future contracts)	Liabilities net of receivables and other assets	68,953	Liabilities net of receivables and other assets	(3,260,044)
Credit Contracts (Swap contracts)	Liabilities net of receivables and other assets	423,404	Liabilities net of receivables and other assets	—

		$492,357		$(3,266,200)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net change in unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$684,618	$(195,609)
Interest rate contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	20,630,303	(4,854,343)
Interest rate contracts (Options purchased)	Net realized gain from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(4,314,598)	—
Credit and interest rate contracts (Swap contracts)	Net realized gain from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	86,036	369,204

Total		$17,086,359	$(4,680,748)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	991,597	USD	9,976,493
Futures contracts (average notional value)	USD	382,916,442	USD	385,528,105
Options contracts (average notional value)	USD	160,049	USD	—
CDS Contracts (average notional value)*	EUR	15,785,417	EUR	—
CDS Contracts (average notional value)*	USD	21,040,667	USD	—

*Long represents buying protection and short represents selling protection.

At December 31, 2015, the Fund pledged U.S. Treasury Obligations with a value of $10,717,326 as collateral for futures contracts.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

LVIP Delaware Bond Fund–35

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$—	$(6,156)	$(6,156)
JPMorgan Chase Bank	423,404	—	423,404
Union Bank of Switzerland	68,953	(3,260,044)	(3,191,091)

Total	$492,357	$(3,266,200)	$(2,773,843)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount[a]
Bank of America Merrill Lynch	$(6,156)	$—	$—	$—	$—	$(6,156)
JPMorgan Chase Bank	423,404	—	—	—	—	423,404
Union Bank of Switzerland	(3,191,091)	—	—	3,191,091	—	—

Total	$(2,773,843)	$—	$—	$3,191,091	$—	$417,248

aNet amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (Act), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible

LVIP Delaware Bond Fund–36

LVIP Delaware Bond Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Bond Fund–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Bond Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Delaware Bond Fund–38

LVIP Delaware Bond Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
97.92%	2.08%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Delaware Bond Fund–39

LVIP Delaware Bond Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period, below the median return of the Morningstar peer group and above the benchmark index for the three year period and above the median return of the Morningstar peer group and the benchmark index for the five and ten year periods. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Bond Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Delaware Bond Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011- 2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Bond Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, FortWayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Bond Fund–43

LVIP Delaware Diversified Floating Rate Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Delaware Diversified Floating Rate Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (0.71%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Floating Rate Composite Index1, returned 0.00%; and its broad-based benchmark index, the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index2, returned 0.23%.

Challenging and uncertain underlying economic conditions have often gone along with weak risk asset performance in past business cycles. During the current cycle, this connection has been less relevant as financial asset prices have been driven higher by global central bank stimulus. In our view, making fundamentally-based investment decisions in recent years has often been out of sync with the markets as risk assets prices were pushed higher simply by the widespread printing of money. Some portfolio managers, who chose to take less risk in recent years due to below-target economic growth, were often punished by this central bank sponsored rise in risk asset prices. Today, with the European Central Bank (ECB) and the Bank of Japan (BoJ) still providing significant monetary stimulus, risk-off trades could still be at risk. However, risk asset prices have not followed the pattern well in 2015. The quantitative easing has ended but, at the same time, their actions have not meaningfully offset the actions of the ECB and the BoJ. Instead, one must look to emerging markets central banks (EMCB) for the swing factor. EMCB’s were part of the stimulus actions (via asset purchases) up until mid-2014. However, since that time, the EMCB’s have been withdrawing liquidity by asset sales. This change appears to have been large enough to completely offset the asset purchases of the developed market central banks. It seems very possible that this change in balance among central bank actions will result in the realignment of risk assets prices with economic fundamentals. What has started with widespread risk asset price volatility in 2015 could become more pervasive in 2016. For quite some time, we have wondered what could neutralize the global central banks’ ability to keep pushing asset prices higher. It may well be that reserve conditions in the emerging markets are the answer.

Three month LIBOR spent the first three quarters of 2015 in a relatively tight range but began moving higher as we entered the fourth quarter in anticipation of the Fed taking the first step toward normalizing rates. As a result, three month LIBOR closed the year at 0.61%, up from 0.25% at the beginning of 2015.

The strongest performing asset class within the Fund during the fiscal year was Bank Loans, generating a total return of 3.18%, significantly outperforming the Barclays U.S. High-Yield Loans Index3 return of negative 0.82%. This outperformance is chiefly attributed to the higher quality bias of the Fund’s loan positions. The strong performance of the loan holdings was partially offset by poor security selection in high yield bonds, largely the result of exposure to Chesapeake Energy.

For most of 2015 the Fund’s exposure to investment grade corporate credit was underperforming the general loan market. However, this trend reversed during the second half of the fiscal year as market volatility increased for loans. Performance within high grade credit finished the year mixed as the Fund’s overweight to Industrials dragged down returns. Additionally, security selection within the Utility sector detracted from performance as investments such as WEC Energy Group, Inc., and Appalachian Power Co generated negative returns. We have viewed Financials, particularly banks, as a sector that was somewhat insulated from idiosyncratic risks such as buy backs or special dividends. As a result, the Fund averaged about 20% to the sector, which performed close to the benchmark return. Non-corporate exposure was additive and supported somewhat by investments in taxable municipals.

Asset-backed securities generated a positive return and provided diversification benefits away from the risks observed in the corporate market.

Based on our outlook, we expect the U.S. economic expansion will continue at a modest pace. We see upside and downside risks to our growth outlook as balanced. At this time, we see the Fed’s goal of raising rates four times in 2016 as a lofty one. Furthermore, we believe currency volatility will remain a central theme in 2016. Manufacturing will likely continue to experience headwinds as global demand remains under pressure. We believe the path to the Fed’s target of 2% inflation level will be challenged – particularly in the second half of the coming year.

J. David Hillmeyer

Paul Grillo

Roger A. Early

Adam H. Brown

Delaware Investments Fund Advisers

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund

2015 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund on 5/3/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,623 for the Standard Class shares and to $10,473 for the Service Class shares. For comparison, look at how the Floating Rate Composite Index and the Bank of America Merrill Lynch USD LIBOR 3-Month Index did over the same period. The same $10,000 investment would have increased to $11,025 and $10,181, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 0.71%
Five year	+ 0.91%
Inception (5/3/10)	+ 1.07%
Service Class Shares
One Year	– 0.97%
Five Year	+ 0.66%
Inception (5/3/10)	+ 0.82%

1.  The Floating Rate Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser.

2.  The Bank of America Merrill Lynch U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index) represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR, published by the British Bankers’ Association, is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

3.  The Barclays U.S. High-Yield Loans Index, also known as the Bank Loan Index, provides broad and comprehensive total return metrics of the universe of U.S. dollar–denominated syndicated term loans.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (“DMHI”) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2016 Delaware Management Holdings, Inc.

LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$989.60	0.62%	$3.11
Service Class Shares	1,000.00	988.30	0.87%	4.36

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.08	0.62%	$3.16
Service Class Shares	1,000.00	1,020.82	0.87%	4.43

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.58%
Commercial Mortgage-Backed Security	0.05%
Convertible Bonds	0.22%
Convertible Preferred Stock	0.01%
Corporate Bonds	60.16%
Aerospace & Defense	0.14%
Air Freight & Logistics	0.33%
Airlines	0.33%
Auto Components	0.05%
Automobiles	4.54%
Banks	10.11%
Beverages	1.54%
Biotechnology	0.34%
Building Products	0.07%
Capital Markets	2.73%
Chemicals	0.62%
Commercial Services & Supplies	0.13%
Communications Equipment	1.15%
Construction Materials	0.26%
Consumer Finance	0.57%
Containers & Packaging	0.15%
Diversified Financial Services	4.09%
Diversified Telecommunication Services	3.06%
Electric Utilities	3.98%
Food & Staples Retailing	0.49%
Food Products	0.81%
Gas Utilities	0.71%
Health Care Equipment & Supplies	1.93%
Health Care Providers & Services	0.13%
Hotels, Restaurants & Leisure	0.50%
Household Durables	0.06%
Independent Power & Renewable Electricity Producers	0.13%

Security Type/Sector	Percentage of Net Assets
Industrial Conglomerates	0.24%
Insurance	4.30%
Internet Software & Services	0.12%
Machinery	0.87%
Media	0.69%
Metals & Mining	0.08%
Multi-Utilities	0.68%
Oil, Gas & Consumable Fuels	6.04%
Paper & Forest Products	0.17%
Pharmaceuticals	2.73%
Real Estate Investment Trusts	0.67%
Road & Rail	0.71%
Semiconductors & Semiconductor Equipment	0.07%
Software	1.83%
Specialty Retail	1.10%
Technology Hardware, Storage & Peripherals	0.15%
Textiles, Apparel & Luxury Goods	0.15%
Tobacco	0.33%
Wireless Telecommunication Services	0.28%
Municipal Bonds	2.57%
Non-Agency Asset-Backed Securities	12.80%
Senior Secured Loans	10.55%
Sovereign Bonds	0.77%
U.S. Treasury Obligations	3.88%
Preferred Stock	1.36%
Money Market Fund	0.35%
Short-Term Investment	3.03%
Total Value of Securities	98.33%
Receivables and Other Assets Net of Liabilities	1.67%
Total Net Assets	100.00%

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets

December 31, 2015

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.58%
Fannie Mae Connecticut Avenue Securities
•Series 2015-C03 1M1 1.922% 7/25/25	3,317,419	$3,318,400
•Series 2015-C03 2M1 1.922% 7/25/25	3,128,190	3,127,018
•Series 2015-C04 2M1 2.122% 4/25/28	1,031,740	1,032,864
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	3,931	4,419
•Series 2005-106 QF 0.932% 12/25/35	1,758,732	1,770,396
•Series 2006-40 F 0.722% 5/25/36	133,824	133,608
Freddie Mac REMICs
•Series 3152 JF 0.781% 8/15/35	131,518	132,571
•Series 3311 VF 0.571% 5/15/37	310,867	310,411
•Series 3780 LF 0.731% 3/15/29	21,149	21,176
•Series 3800 AF 0.831% 2/15/41	457,892	462,053
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2015-DNA1 M1 1.322% 10/25/27	7,968,259	7,952,974
•Series 2015-DNA3 M1 1.772% 4/25/28	2,674,916	2,676,303
•GNMA Series 2010-46 MF 0.745% 5/16/34	384,117	386,590

Total Agency Collateralized Mortgage Obligations (Cost $21,313,199)		21,328,783

COMMERCIAL MORTGAGE-BACKED SECURITY–0.05%
#•FREMF Mortgage Trust Series 2011-K13 B 144A 4.60% 1/25/48	420,000	444,917

Total Commercial Mortgage-Backed Security (Cost $446,650)		444,917

CONVERTIBLE BONDS–0.22%
@Alaska Communications Systems Group 6.25%, exercise price $10.28, maturity date 5/1/18	90,000	90,788
BGC Partners 4.50%, exercise price $9.84, maturity date 7/15/16	80,000	86,950
Blackstone Mortgage Trust 5.25%, exercise price $28.66, maturity date 12/1/18	150,000	153,000

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
#Campus Crest Communities Operating Partnership 144A 4.75%, exercise price $12.56, maturity date 10/15/18	124,000	$122,838
Cardtronics 1.00%, exercise price $52.35, maturity date 12/1/20	22,000	20,529
Cemex 3.72%, exercise price $11.90, maturity date 3/15/20	56,000	44,205
@Chart Industries 2.00%, exercise price $69.03, maturity date 8/1/18	59,000	51,330
@GAIN Capital Holdings 4.125%, exercise price $12.00, maturity date 12/1/18	77,000	77,433
@fGeneral Cable 4.50%, exercise price $33.38, maturity date 11/15/29	83,000	51,201
Healthsouth 2.00%, exercise price $38.08, maturity date 12/1/43	64,000	69,280
Helix Energy Solutions Group 3.25%, exercise price $25.02, maturity date 3/15/32	60,000	47,588
#inContact 144A 2.50%, exercise price $14.23, maturity date 4/1/22	72,000	68,085
Jefferies Group 3.875%, exercise price $44.53, maturity date 11/1/29	124,000	123,845
#Liberty Interactive 144A 1.00%, exercise price $64.23, maturity date 9/30/43	68,000	58,778
fMeritor 4.00%, exercise price $26.73, maturity date 2/15/27	110,000	104,569
Nuance Communications 2.75%, exercise price $32.30, maturity date 11/1/31	124,000	125,163
NuVasive 2.75%, exercise price $42.13, maturity date 7/1/17	45,000	61,622
#PROS Holdings 144A 2.00%, exercise price $33.79, maturity date 12/1/19	71,000	69,669
@Spectrum Pharmaceuticals 2.75%, exercise price $10.53, maturity date 12/15/18	56,000	49,350
@Spirit Realty Capital 3.75%, exercise price $13.10, maturity date 5/15/21	131,000	124,205
@Titan Machinery 3.75%, exercise price $43.17, maturity date 5/1/19	145,000	95,609

LVIP Delaware Diversified Floating Rate Fund—5

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
•Vector Group 1.75%, exercise price $24.64, maturity date 4/15/20	75,000	$86,109
@VEREIT 3.75%, exercise price $14.99, maturity date 12/15/20	27,000	24,283

Total Convertible Bonds (Cost $1,911,454)		1,806,429

	Number of Shares

CONVERTIBLE PREFERRED STOCK–0.01%
@Dynegy 5.375%, exercise price $38.75, expiration date 11/1/17	490	24,564
@Intelsat 5.75%, exercise price $22.05, expiration date 5/1/16	1,795	22,438
Maiden Holdings 7.25%, exercise price $15.22, expiration date 9/15/16	1,163	61,191

Total Convertible Preferred Stock (Cost $188,526)		108,193

	Principal Amount°

CORPORATE BONDS–60.16%
Aerospace & Defense–0.14%
Embraer Netherlands Finance 5.05% 6/15/25	435,000	396,938
Lockheed Martin
2.50% 11/23/20	280,000	278,657
3.55% 1/15/26	450,000	452,511

		1,128,106

Air Freight & Logistics–0.33%
Aviation Capital Group
#@144A 2.875% 9/17/18	1,500,000	1,493,268
#144A 6.75% 4/6/21	1,095,000	1,227,769

		2,721,037

Airlines–0.33%
#¿Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27	565,000	547,344
¿American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26	607,477	607,841
¿American Airlines Class A 2015-1 Pass Through Trust 3.375% 5/1/27	176,361	170,408

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
¿United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26	480,288	$491,695
¿United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26	885,000	893,894

		2,711,182

Auto Components–0.05%
Delphi Automotive 3.15% 11/19/20	410,000	409,929

		409,929

Automobiles–4.54%
Daimler Finance North America
#•144A 0.669% 8/1/17	6,340,000	6,298,511
#•144A 0.837% 3/10/17	5,400,000	5,372,719
#144A 2.70% 8/3/20	1,170,000	1,158,877
•Ford Motor Credit 1.264% 11/4/19	6,000,000	5,833,038
General Motors Financial 3.10% 1/15/19	3,120,000	3,117,697
#Hyundai Capital America 144A 4.00% 6/8/17	690,000	708,076
#•Hyundai Capital Services 144A 1.333% 3/18/17	2,895,000	2,887,470
Toyota Motor Credit 2.00% 10/24/18	3,525,000	3,546,379
#•Volkswagen International Finance 144A 0.804% 11/18/16	8,755,000	8,627,475

		37,550,242

Banks–10.11%
Abbey National Treasury Services
•1.012% 3/13/17	2,500,000	2,494,845
•1.232% 8/24/18	5,700,000	5,701,533
#Banco Bilbao Vizcaya Argentaria Colombia 144A 4.875% 4/21/25	460,000	441,600
#Banco Nacional De Comercio Exterior SNC 144A 4.375% 10/14/25	620,000	613,800
Bank of America
•0.581% 10/14/16	1,350,000	1,345,908
•0.832% 11/14/16	6,025,000	6,022,891
•Bank of Montreal 0.841% 7/15/16	4,320,000	4,324,221
•BB&T 1.372% 6/15/18	3,635,000	3,644,389
#BBVA Bancomer 144A 7.25% 4/22/20	685,000	730,724
Branch Banking & Trust
•0.678% 5/23/17	2,575,000	2,563,528

LVIP Delaware Diversified Floating Rate Fund—6

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Branch Banking & Trust (continued)
•0.822% 9/13/16	1,755,000	$1,751,437
Citizens Financial Group 4.30% 12/3/25	750,000	755,444
#•CoBank 144A 1.112% 6/15/22	425,000	402,845
Compass Bank 3.875% 4/10/25	970,000	890,765
#Credit Suisse Group Funding Guernsey 144A 3.125% 12/10/20	835,000	832,149
Fifth Third Bank
•0.817% 2/26/16	6,390,000	6,389,361
•1.28% 8/20/18	1,770,000	1,773,710
JPMorgan Chase
2.25% 1/23/20	635,000	625,060
2.75% 6/23/20	1,170,000	1,175,937
•JPMorgan Chase Bank 0.832% 6/13/16	7,955,000	7,944,046
KeyBank 3.18% 5/22/22	1,210,000	1,196,521
Lloyds Banking Group
4.50% 11/4/24	200,000	203,393
#144A 4.582% 12/10/25	565,000	567,497
•7.50% 4/30/49	615,000	656,513
•MUFG Union Bank 1.353% 9/26/16	5,000,000	5,000,835
•National City Bank 0.822% 6/7/17	3,360,000	3,340,079
#•Nordea Bank 144A 6.125% 12/29/49	710,000	695,942
Regions Bank 2.25% 9/14/18	5,140,000	5,137,929
Santander Issuances Sau 5.179% 11/19/25	1,000,000	986,728
#Societe Generale 144A 4.75% 11/24/25	1,325,000	1,284,610
SVB Financial Group 3.50% 1/29/25	770,000	739,135
•Svenska Handelsbanken 1.02% 3/21/16	1,385,000	1,384,691
•Toronto-Dominion Bank 0.872% 4/30/18	2,800,000	2,791,404
•@USB Capital IX 3.50% 10/29/49	465,000	358,631
•Wells Fargo 1.002% 1/30/20	8,300,000	8,230,820
Woori Bank
#144A 2.875% 10/2/18	285,000	289,221
#144A 4.75% 4/30/24	200,000	205,048

		83,493,190

Beverages–1.54%
Constellation Brands 4.25% 5/1/23	230,000	230,575
#JB 144A 3.75% 5/13/25	1,190,000	1,139,485
•PepsiCo 0.671% 10/13/17	4,900,000	4,902,690

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
#•SABMiller Holdings 144A 1.019% 8/1/18	6,520,000	$6,472,580

		12,745,330

Biotechnology–0.34%
Celgene 2.875% 8/15/20	2,855,000	2,836,514

		2,836,514

Building Products–0.07%
Fortune Brands Home & Security 3.00% 6/15/20	565,000	562,497

		562,497

Capital Markets–2.73%
•Bank of New York Mellon 0.972% 9/11/19	6,470,000	6,420,265
#•Credit Suisse Group 144A 6.25% 12/29/49	1,190,000	1,192,819
•Export-Import Bank of Korea 1.071% 1/14/17	5,000,000	5,008,465
Lazard Group 6.85% 6/15/17	163,000	173,608
•Morgan Stanley 1.463% 1/27/20	9,705,000	9,735,250

		22,530,407

Chemicals–0.62%
CF Industries 6.875% 5/1/18	1,240,000	1,344,291
Dow Chemical 8.55% 5/15/19	475,000	560,275
Methanex 4.25% 12/1/24	1,355,000	1,203,502
#OCP 144A 4.50% 10/22/25	1,170,000	1,094,025
PPG Industries 2.30% 11/15/19	915,000	906,371

		5,108,464

Commercial Services & Supplies–0.13%
#HPHT Finance 15 144A 2.875% 3/17/20	695,000	692,075
#Penske Truck Leasing 144A 3.30% 4/1/21	405,000	399,765

		1,091,840

Communications Equipment–1.15%
•Cisco Systems 0.914% 3/1/19	9,480,000	9,478,824

		9,478,824

Construction Materials–0.26%
#Cemex 144A 5.875% 3/25/19	1,490,000	1,422,950
#Union Andina de Cementos 144A 5.875% 10/30/21	750,000	725,625

		2,148,575

Consumer Finance–0.57%
General Motors Financial 3.45% 4/10/22	4,865,000	4,673,280

		4,673,280

LVIP Delaware Diversified Floating Rate Fund—7

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging–0.15%
#Beverage Packaging Holdings Luxembourg II 144A 6.00% 6/15/17	1,000,000	$971,250
#Brambles USA 144A 4.125% 10/23/25	290,000	292,184

		1,263,434

Diversified Financial Services–4.09%
Bank of America
•1.361% 1/15/19	8,250,000	8,286,384
3.875% 8/1/25	195,000	198,344
#ERAC USA Finance 144A 4.50% 8/16/21	2,650,000	2,807,413
General Electric Capital
•0.714% 5/5/26	2,000,000	1,858,876
•0.939% 1/9/20	5,740,000	5,743,191
•1.512% 3/15/23	2,450,000	2,416,577
#144A 3.80% 6/18/19	250,000	262,942
6.00% 8/7/19	1,385,000	1,569,752
•National Rural Utilities Cooperative Finance 0.662% 5/27/16	9,925,000	9,925,447
•Voya Financial 5.65% 5/15/53	735,000	727,650

		33,796,576

Diversified Telecommunication Services–3.06%
•AT&T 1.533% 6/30/20	9,790,000	9,730,516
#Bharti Airtel International Netherlands 144A 5.35% 5/20/24	990,000	1,042,801
CenturyLink 5.80% 3/15/22	1,395,000	1,283,749
#Colombia Telecomunicaciones 144A 5.375% 9/27/22	565,000	511,325
#Digicel Group 144A 8.25% 9/30/20	1,180,000	979,400
#GTP Acquisition Partners I 144A 2.35% 6/15/20	470,000	456,365
SBA Tower Trust
#144A 2.24% 4/16/18	465,000	456,517
#144A 2.898% 10/15/19	1,145,000	1,118,904
Verizon Communications
2.00% 11/1/16	1,255,000	1,263,072
5.15% 9/15/23	7,645,000	8,417,810

		25,260,459

Electric Utilities–3.98%
#American Transmission Systems 144A 5.25% 1/15/22	755,000	824,696
Berkshire Hathaway Energy 3.75% 11/15/23	1,525,000	1,567,506
Commonwealth Edison 2.15% 1/15/19	3,000,000	2,987,352

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
•Duke Energy Indiana 0.67% 7/11/16	5,695,000	$5,695,752
#•Electricite de France 144A 0.777% 1/20/17	5,465,000	5,461,737
#•Enel 144A 8.75% 9/24/73	1,543,000	1,760,949
Entergy Louisiana 4.05% 9/1/23	3,955,000	4,083,383
Entergy Mississippi 3.10% 7/1/23	250,000	245,399
•Georgia Power 0.832% 3/15/16	5,400,000	5,395,588
Great Plains Energy 4.85% 6/1/21	440,000	473,093
NextEra Energy Capital Holdings 3.625% 6/15/23	1,045,000	1,042,796
•NSTAR Electric 0.604% 5/17/16	1,750,000	1,747,828
NV Energy 6.25% 11/15/20	800,000	909,742
Westar Energy 3.25% 12/1/25	525,000	527,156
Xcel Energy 3.30% 6/1/25	205,000	200,804

		32,923,781

Food & Staples Retailing–0.49%
#Cencosud 144A 5.15% 2/12/25	740,000	689,181
CVS Health 2.80% 7/20/20	3,355,000	3,373,580

		4,062,761

Food Products–0.81%
#JBS Investments 144A 7.75% 10/28/20	910,000	878,150
#JBS USA Finance 144A 5.75% 6/15/25	255,000	223,125
•Mondelez International 0.849% 2/1/19	5,725,000	5,628,671

		6,729,946

Gas Utilities–0.71%
•Laclede Group 1.112% 8/15/17	5,900,000	5,873,474

		5,873,474

Health Care Equipment & Supplies–1.93%
Becton Dickinson 6.375% 8/1/19	1,615,000	1,824,549
•Medtronic 0.497% 2/27/17	11,200,000	11,151,426
St. Jude Medical 2.80% 9/15/20	3,000,000	3,004,413

		15,980,388

Health Care Providers & Services–0.13%
Express Scripts Holding 2.25% 6/15/19	1,055,000	1,049,646

		1,049,646

Hotels, Restaurants & Leisure–0.50%
Carnival 1.20% 2/5/16	1,445,000	1,445,478
McDonald’s 3.70% 1/30/26	1,175,000	1,176,486

LVIP Delaware Diversified Floating Rate Fund—8

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
@Starwood Hotels & Resorts Worldwide 3.75% 3/15/25	1,510,000	$1,480,972

		4,102,936

Household Durables–0.06%
Harman International Industries 4.15% 5/15/25	535,000	513,725

		513,725

Independent Power & Renewable Electricity Producers–0.13%
#AES Gener 144A 5.00% 7/14/25	720,000	690,450
CMS Energy 3.60% 11/15/25	385,000	383,364

		1,073,814

Industrial Conglomerates–0.24%
•General Electric 4.00% 12/29/49	1,975,200	1,977,669

		1,977,669

Insurance–4.30%
Berkshire Hathaway Finance
•0.471% 1/10/17	6,460,000	6,458,760
2.90%10/15/20	7,100,000	7,363,140
#•Metropolitan Life Global Funding I 144A 0.851% 7/15/16	5,500,000	5,509,119
Prudential Financial
•1.142% 8/15/18	8,742,000	8,744,255
•5.375% 5/15/45	740,000	740,000
•5.625% 6/15/43	630,000	645,750
•5.875% 9/15/42	565,000	590,143
#TIAA Asset Management Finance 144A 2.95% 11/1/19	5,110,000	5,124,783
•XLIT 6.50% 12/29/49	530,000	386,238

		35,562,188

Internet Software & Services–0.12%
Baidu 2.75% 6/9/19	1,000,000	995,998

		995,998

Machinery–0.87%
Crane 2.75% 12/15/18	185,000	184,555
•PACCAR Financial 1.052% 12/6/18	5,850,000	5,865,660
@Trinity Industries 4.55% 10/1/24	1,235,000	1,133,243

		7,183,458

Media–0.69%
#21st Century Fox America 144A 3.70% 10/15/25	290,000	289,870
#CCO Safari II 144A 4.908% 7/23/25	1,980,000	1,981,063
#Columbus International 144A 7.375% 3/30/21	625,000	621,094

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Historic TW 6.875% 6/15/18	430,000	$477,876
#Myriad International Holdings 144A 5.50% 7/21/25	720,000	695,664
#SES 144A 3.60% 4/4/23	1,705,000	1,666,416

		5,731,983

Metals & Mining–0.08%
#•BHP Billiton Finance USA 144A 6.25% 10/19/75	705,000	691,781

		691,781

Multi-Utilities–0.68%
Ameren 3.65% 2/15/26	1,095,000	1,092,335
Ameren Illinois 9.75% 11/15/18	385,000	464,072
CenterPoint Energy 6.50% 5/1/18	850,000	927,863
Dominion Gas Holdings 2.80% 11/15/20	1,105,000	1,109,354
•@Integrys Energy Group 6.11% 12/1/66	870,000	661,326
Sempra Energy 2.875% 10/1/22	495,000	479,726
WEC Energy Group 3.55% 6/15/25	890,000	896,752

		5,631,428

Oil, Gas & Consumable Fuels–6.04%
•Chevron 0.952% 3/3/22	5,645,000	5,462,926
#CNOOC Finance 2012 144A 3.875% 5/2/22	360,000	364,676
•ConocoPhillips 1.262% 5/15/22	5,100,000	5,032,073
Ecopetrol 5.375% 6/26/26	670,000	572,013
•Enterprise Products Operating 7.034% 1/15/68	260,000	264,550
•Exxon Mobil 0.822% 3/6/22	10,640,000	10,472,920
Noble Holding International 3.05% 3/1/16	1,300,000	1,300,047
#Petroleos Mexicanos 144A 3.50% 7/23/20	835,000	792,415
#Petronas Global Sukuk 144A 2.707% 3/18/20	760,000	748,678
Regency Energy Partners 5.875% 3/1/22	1,275,000	1,203,283
Statoil
•0.652% 5/15/18	4,870,000	4,843,911
•0.804% 11/8/18	7,240,000	7,188,263
•TransCanada PipeLines 1.283% 6/30/16	7,732,000	7,719,551
Williams Partners 7.25% 2/1/17	575,000	586,498
#Woodside Finance 144A 8.75% 3/1/19	2,070,000	2,376,497
•@YPF 7.862% 8/15/18	970,588	972,990

		49,901,291

LVIP Delaware Diversified Floating Rate Fund—9

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products–0.17%
Georgia-Pacific 8.00% 1/15/24	1,125,000	$1,424,891

		1,424,891

Pharmaceuticals–2.73%
AstraZeneca
2.375% 11/16/20	690,000	685,856
3.375% 11/16/25	1,145,000	1,139,075
#•Bayer US Finance 144A 0.892% 10/6/17	8,000,000	7,979,736
Perrigo 4.00% 11/15/23	200,000	195,303
Perrigo Finance 3.50% 12/15/21	1,465,000	1,425,851
•Pfizer 0.812% 6/15/18	11,140,000	11,105,978

		22,531,799

Real Estate Investment Trusts–0.67%
DDR 3.625% 2/1/25	1,025,000	969,056
Host Hotels & Resorts 3.75% 10/15/23	1,895,000	1,830,079
Kimco Realty 3.40% 11/1/22	150,000	148,813
Omega Healthcare Investors 4.50% 4/1/27	930,000	877,568
#PLA Administradora Industrial S de RL 144A 5.25% 11/10/22	480,000	467,400
UDR 4.00% 10/1/25	260,000	262,992
WP Carey 4.60% 4/1/24	980,000	978,904

		5,534,812

Road & Rail–0.71%
Burlington Northern Santa Fe 3.65% 9/1/25	445,000	451,787
CSX 3.35% 11/1/25	510,000	496,348
#•@Kansas City Southern 144A 1.023% 10/28/16	4,950,000	4,892,050

		5,840,185

Semiconductors & Semiconductor Equipment–0.07%
National Semiconductor 6.60% 6/15/17	500,000	537,426

		537,426

Software–1.83%
CDK Global 4.50% 10/15/24	1,245,000	1,241,075
•Oracle 1.127% 10/8/19	13,945,000	13,911,462

		15,152,537

Specialty Retail–1.10%
AutoNation
3.35% 1/15/21	180,000	179,566
4.50% 10/1/25	415,000	421,778
•Lowe’s 0.907% 9/10/19	6,755,000	6,720,063
Signet UK Finance 4.70% 6/15/24	1,785,000	1,760,833

		9,082,240

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Technology Hardware, Storage & Peripherals–0.15%
#Samsung Electronics America 144A 1.75% 4/10/17	1,200,000	$1,197,648

		1,197,648

Textiles, Apparel & Luxury Goods–0.15%
#INVISTA Finance 144A 4.25% 10/15/19	1,280,000	1,248,000

		1,248,000

Tobacco–0.33%
Reynolds American 3.25% 6/12/20	2,660,000	2,706,143

		2,706,143

Wireless Telecommunication Services–0.28%
#Crown Castle Towers 144A 4.883% 8/15/20	1,615,000	1,731,105
#Millicom International Cellular 144A 6.00% 3/15/25	695,000	594,225

		2,325,330

Total Corporate Bonds (Cost $500,295,955)		497,077,164

MUNICIPAL BONDS–2.57%
•Missouri Higher Education Loan Authority Student Revenue Class A-1 1.243% 8/27/29	365,367	358,633
•New Mexico Educational Assistance Foundation (Libor Floating) Series A-3 1.614% 12/1/38	580,000	559,462
North Texas Higher Education Authority Student Loan Revenue (Libor Floating)
•Series 1 1.712% 4/1/40	424,647	422,685
•Series 1 Class A-2 1.512% 7/1/30	735,000	742,254
Oklahoma Student Loan Authority Revenue (Libor-Indexed)
•Series 1 1.564% 6/1/40	1,120,973	1,097,321
•Series 2010-A Class A2A 1.614% 9/1/37	655,000	652,413
•Pennsylvania Turnpike Commission Series B1 0.99% 12/1/21	5,000,000	4,938,700
•State of California Series D 1.001% 12/1/28	5,000,000	5,022,150
•University of California Series Y-1 0.928% 7/1/41	7,425,000	7,423,886

Total Municipal Bonds (Cost $21,305,987)		21,217,504

LVIP Delaware Diversified Floating Rate Fund—10

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES–12.80%
#•Avenue CLO VI Series 2007-6A A1 144A 0.54% 7/17/19	67,563	$67,232
BA Credit Card Trust
•Series 2014-A1 A 0.711% 6/15/21	4,741,000	4,732,802
•Series 2014-A3 A 0.621% 1/15/20	1,190,000	1,188,699
#•Ballyrock CLO Series 2013-1A A 144A 1.55% 5/20/25	2,000,000	1,966,400
•Capital One Multi-Asset Execution Trust Series 2007-A2 A2 0.411% 12/16/19	965,000	961,850
Chase Issuance Trust
•Series 2007-A12 A12 0.381% 8/15/19	5,000,000	4,972,161
•Series 2007-A5 A5 0.371% 3/15/19	3,000,000	2,989,353
•Series 2013-A6 A6 0.751% 7/15/20	5,250,000	5,248,755
•Series 2013-A9 A 0.751% 11/16/20	4,400,000	4,400,126
•Series 2014-A5 A5 0.701% 4/15/21	4,745,000	4,721,619
Chesapeake Funding
#•Series 2012-2A A 144A 0.872% 5/7/24	832,524	832,217
#•Series 2014-1A A 144A 0.689% 3/7/26	458,584	457,009
#•CIFC Funding Series 2011-1AR A1R 144A 1.615% 1/19/23	1,959,564	1,955,841
Citibank Credit Card Issuance Trust
•Series 2013-A4 A4 0.838% 7/24/20	5,000,000	4,996,017
•Series 2013-A7 A7 0.723% 9/10/20	4,700,000	4,695,914
•Series 2014-A9 A9 0.67% 11/23/18	5,000,000	4,998,588
Discover Card Execution Note Trust
•Series 2013-A1 A1 0.631% 8/17/20	2,000,000	1,996,535
•Series 2014-A1 A1 0.761% 7/15/21	6,955,000	6,946,662
•Ford Credit Floorplan Master Owner Trust Series 2014-1 A2 0.731% 2/15/19	4,000,000	3,986,496
GE Dealer Floorplan Master Note Trust
•Series 2012-2 A 1.152% 4/22/19	3,000,000	3,003,645
•Series 2013-1 A 0.802% 4/20/18	4,915,000	4,915,024
#•Hertz Fleet Lease Funding Series 2014-1 A 144A 0.693% 4/10/28	343,144	342,298

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
JFIN CLO
#•Series 2014-1A A 144A 1.787% 4/20/25	2,500,000	$2,480,500
#•Series 2015-2A AX 144A 1.965% 10/19/26	1,785,000	1,770,899
#•KKR Financial CLO Series 2013-1A A1 144A 1.471% 7/15/25	3,605,000	3,527,493
#•MAPS CLO Fund II Series 2007-2A A1 144A 0.557% 7/20/22	2,140,822	2,105,071
#•Mountain View Funding CLO Series 2007-3A A1 144A 0.532% 4/16/21	1,903,337	1,890,204
•Nissan Auto Receivables Owner Trust Series 2015-C A2B 0.681% 11/15/18	1,000,000	1,000,192
•Nissan Master Owner Trust Receivables Series 2013-A A 0.631% 2/15/18	2,790,000	2,790,000
#•NYLIM Flatiron CLO Series 2006-1A A2A 144A 0.564% 8/8/20	84,626	84,051
#•OCP CLO Series 2013-4A A1A 144A 1.72% 10/24/25	3,000,000	2,986,200
#•PFS Financing Series 2015-AA A 144A 0.951% 4/15/20	1,850,000	1,818,160
Telos CLO
#•Series 2013-4A A 144A 1.615% 7/17/24	3,000,000	2,963,100
#•Series 2013-4A X 144A 1.265% 7/17/24	225,000	224,820
#•Trade MAPS 1 Series 2013-1A A 144A 0.993% 12/10/18	8,830,000	8,773,904
#•Venture XVI CLO Series 2014-16A A1L 144A 1.821% 4/15/26	3,000,000	2,968,800

Total Non-Agency Asset-Backed Securities (Cost $105,999,926)		105,758,637

« SENIOR SECURED LOANS–10.55%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20	2,152,800	2,152,606
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 2/1/23	5,000,000	4,956,650
Calpine Construction Finance Tranche B 1st Lien 3.00% 5/3/20	1,892,337	1,790,624
CCO Safari III Tranche H 1st Lien 3.25% 8/24/21	1,500,000	1,490,355

LVIP Delaware Diversified Floating Rate Fund—11

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

« SENIOR SECURED LOANS (continued)
CCO Safari III Tranche I 1st Lien 3.50% 1/21/23	1,500,000	$1,500,630
Charter Communications Operating 3.00% 7/1/20	3,846,375	3,784,679
Community Health Systems Tranche F 1st Lien 3.657% 12/31/18	201,054	198,750
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19	466,860	456,283
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21	859,010	847,353
CSC Holdings Tranche B 2.924% 4/17/20	1,440,158	1,437,465
DaVita Healthcare Partners Tranche B 3.50% 6/24/21	8,471,000	8,453,338
Dealer Computer Services Tranche B 2.424% 4/21/16	307,613	307,613
Dynegy Tranche B2 4.00% 4/23/20	459,042	444,614
Emdeon 1st Lien 3.75% 11/2/18	1,349,230	1,328,573
FCA US Tranche B 1st Lien
3.25% 12/31/18	4,323,000	4,291,658
3.50% 5/24/17	121,501	121,273
First Data Tranche B 1st Lien 4.418% 3/24/21	2,590,209	2,585,352
Flying Fortress Tranche B 1st Lien 3.50% 4/30/20	1,000,000	999,065
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20	2,223,684	2,222,417
Houghton International 1st Lien 4.25% 12/20/19	1,227,074	1,213,270
Huntsman International Tranche B 1st Lien 3.75% 10/1/21	2,970,000	2,922,851
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	1,018,535	1,002,238
Immucor Tranche B2 5.00% 8/19/18	440,639	420,810
Ineos US Finance Tranche 1 2.924% 12/31/16	477,036	474,653
Ineos US Finance Tranche B 3.75% 12/15/20	2,198,693	2,116,242

	Principal Amount°	Value (U.S. $)

« SENIOR SECURED LOANS (continued)
Landry’s Tranche B 4.00% 4/24/18	1,037,398	$1,033,674
Las Vegas Sands Tranche B 3.25% 12/19/20	3,920,000	3,887,170
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	2,665,000	2,660,949
LTS Buyer 1st Lien 4.00% 4/13/20	274,372	267,924
MGM Resorts International 3.50% 12/20/19	1,706,030	1,686,129
Mission Broadcasting Tranche B2 1st Lien 3.75% 10/1/20	1,771,451	1,764,073
Nexstar Broadcasting Tranche B2 3.75% 10/1/20	2,008,853	2,000,486
NRG Energy Tranche B 2.75% 7/1/18	618,180	603,111
Penn National Gaming Tranche B 3.25% 10/30/20	1,470,000	1,459,497
PQ 1st Lien 4.00% 8/7/17	979,798	973,826
Rite Aid 2nd Lien 4.875% 6/21/21	420,000	419,738
Seminole Tribe of Florida Tranche B 3.00% 4/29/20	4,015,325	3,998,601
Sinclair Television Tranche B1 1st Lien 3.50% 7/31/21	7,462,500	7,428,284
Solenis International 1st Lien 4.25% 7/31/21	725,813	699,959
T-Mobile USA Tranche B 1st Lien 3.50% 11/9/22	5,000,000	5,006,250
Univision Communications 1st Lien 4.00% 3/1/20	1,061,342	1,040,306
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	1,404,408	1,377,022
US Airways Tranche B1 3.50% 5/23/19	430,606	426,974
USI Tranche B 1st Lien 4.25% 12/27/19	1,605,629	1,559,467
WideOpenWest Finance Tranche B 1st Lien 4.50% 4/1/19	1,364,575	1,318,951

Total Senior Secured Loans (Cost $87,726,133)		87,131,753

LVIP Delaware Diversified Floating Rate Fund—12

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS–0.77%
Croatia–0.06%
#Croatia Government International Bond 144A 6.375% 3/24/21	470,000	$499,994

		499,994

Norway–0.55%
#•Kommunalbanken
144A 0.452% 10/31/16	3,000,000	3,000,738
144A 0.55% 2/20/18	1,500,000	1,498,151

		4,498,889

Sri Lanka–0.09%
#Sri Lanka Government International Bond 144A 6.85% 11/3/25	780,000	737,667

		737,667

Turkey–0.07%
Turkey Government International Bond 4.25% 4/14/26	630,000	592,610

		592,610

Total Sovereign Bonds (Cost $6,398,841)		6,329,160

U.S. TREASURY OBLIGATIONS–3.88%
•U.S. Treasury Floating Rate Note 0.383% 10/31/17	12,330,000	12,319,889
U.S. Treasury Notes
1.625% 11/30/20	3,205,000	3,186,283
2.25% 11/15/25	16,610,000	16,574,852

Total U.S. Treasury Obligations (Cost $32,203,558)		32,081,024

	Number of Shares	Value (U.S. $)

PREFERRED STOCK–1.36%
•@Integrys Holdings 6.00%	49,900	$1,289,606
#•PNC Preferred Funding Trust II 1.735%	6,200,000	5,564,500
#•USB Realty 1.468%	4,900,000	4,422,250

Total Preferred Stock (Cost $11,497,136)		11,276,356

MONEY MARKET FUND–0.35%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	2,854,291	2,854,291

Total Money Market Fund (Cost $2,854,291)		2,854,291

	Principal Amount°

SHORT-TERM INVESTMENT–3.03%
≠Discount Note–3.03%
Federal Home Loan Bank 0.03% 1/4/16	25,000,000	25,000,000

Total Short-Term Investment (Cost $24,999,938)		25,000,000

TOTAL VALUE OF SECURITIES–98.33% (Cost $817,141,594)	$812,414,211
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.67%	13,819,288

NET ASSETS APPLICABLE TO 84,108,025 SHARES OUTSTANDING–100.00%	$826,233,499

NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($57,982,151 / 5,902,360 Shares)	$9.824

NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($768,251,348 / 78,205,665 Shares)	$9.823

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$846,302,142
Undistributed net investment income	936,968
Accumulated net realized loss on investments	(10,680,807)
Net unrealized depreciation of investments and derivatives.	(10,324,804)

TOTAL NET ASSETS	$826,233,499

#	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $159,625,664, which represents 19.32% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

LVIP Delaware Diversified Floating Rate Fund—13

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

«

Includes $393,919 due to custodian, $8,328,383 cash collateral held at broker for swap contracts, $709,585 foreign currencies collateral held at broker for swap contracts at value, $569,764 due to manager and affiliates, $21,030 expense reimbursement from Lincoln Investment Advisors Corporation, $9,925,000 payable for securities purchased, and $94,486 payable for fund shares redeemed as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $12,893,287, which represents 1.56% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

°	Principal amount shown is stated in U.S. dollars.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2015.

The following swap contracts were outstanding at December 31, 2015:1

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]		Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased:
ICE	JPMC - CDX.NA.HY.25[3]		4,275,000	5.00%	12/20/20	$ (96,106)	$ 47,786
ICE	JPMC - CDX.NA.IG.25[4]		10,000,000	1.00%	12/20/20	(87,141)	33,244
	JPMC - iTraxx Europe
ICE	Crossover Series 24[5]	EUR	6,570,000	5.00%	12/20/20	(610,996)	26,270
	People’s Republic of China
JPMC	7.50% 10/28/27/Aa3		2,052,000	1.00%	9/20/20	2,718	640

							$107,940

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[2]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
CME – JPMC 5 yr Interest Rate Swap	5,500,000	1.506%	0.320%	1/26/20	$—	$16,460
CME – JPMC 5 yr Interest Rate Swap	55,550,000	1.700%	0.320%	7/11/18	—	(565,377)
CME – JPMC 7 yr Interest Rate Swap	39,000,000	1.763%	0.320%	1/26/22	—	179,594
CME – JPMC 7 yr Interest Rate Swap	4,000,000	2.323%	0.594%	9/24/21	—	(113,379)
CME – JPMC 7 yr Interest Rate Swap	45,000,000	2.385%	0.321%	1/14/21	—	(1,435,873)
CME – JPMC 10 yr Interest Rate Swap	14,825,000	2.453%	0.526%	6/17/25	—	(400,503)
CME – JPMC 10 yr Interest Rate Swap	28,000,000	2.880%	0.320%	7/11/23	—	(1,771,438)

Total						$(4,090,516)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

LVIP Delaware Diversified Floating Rate Fund—14

LVIP Delaware Diversified Floating Rate Fund

Statement of Net Assets (continued)

3Markit’s CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

4Markit’s CDX.NA.IG Index, is composed of one hundred twenty five (125) of the most liquid North American entities with investment grade credit ratings that trade in the CDS market.

5Markit’s iTraxx® Europe Crossover index is composed of up to fifty (50) European entities with non-investment grade credit ratings that trade in the CDS market.

Summary of Abbreviations:

CDS–Credit Default Swap

CDX.NA.HY–Credit Default Swap Index North America High Yield

CDX.NA.IG–Credit Default Swap Index North America Investment Grade

CLO–Collateralized Loan Obligation

CME–Chicago Mercantile Exchange Inc.

EUR–Euro

GE–General Electric

GNMA–Government National Mortgage Association

ICE–Intercontinental Exchange, Inc.

JPMC–JPMorgan Chase Bank

REMIC–Real Estate Mortgage Investment Conduit

yr–year

See accompanying notes, which are an integral part of the Financial Statements.

LVIP Delaware Diversified Floating Rate Fund—15

LVIP Delaware Diversified Floating Rate Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$19,965,914
Dividends	157,167
Foreign tax withheld	105

20,123,186

EXPENSES:
Management fees	5,622,359
Distribution fees-Service Class	1,975,944
Accounting and administration expenses	233,258
Reports and statements to shareholders	90,956
Professional fees	60,259
Pricing fees	51,715
Trustees’ fees and expenses	25,403
Custodian fees	17,559
Consulting fees	2,564
Other	11,803

8,091,820
Less management fees waived	(62,653)

Total operating expenses	8,029,167

NET INVESTMENT INCOME	12,094,019

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(4,941,470)
Foreign currencies	19,126
Foreign currency exchange contracts	(4,776)
Swap contracts	(8,947,139)

Net realized loss	(13,874,259)

Net change in unrealized appreciation (depreciation) of:
Investments	(8,356,137)
Foreign currencies	(18,401)
Swap contracts	2,144,260

Net change in unrealized appreciation (depreciation)	(6,230,278)

NET REALIZED AND UNREALIZED LOSS	(20,104,537)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,010,518)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,094,019	$15,431,290
Net realized loss	(13,874,259)	(1,646,917)
Net change in unrealized appreciation (depreciation)	(6,230,278)	(7,628,083)

Net increase (decrease) in net assets resulting from operations	(8,010,518)	6,156,290

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(680,065)	(3,479,064)
Service Class	(7,194,675)	(7,390,067)
Return of capital:
Standard Class	(248,052)	(669,634)
Service Class	(3,286,663)	(1,794,533)

	(11,409,455)	(13,333,298)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	26,701,171	119,621,771
Service Class	120,322,151	268,264,631
Shares issued upon reinvestment of dividends and distributions:
Standard Class	928,117	4,148,698
Service Class	10,481,338	9,184,600

	158,432,777	401,219,700

Cost of shares redeemed:
Standard Class	(266,440,386)	(256,308,604)
Service Class	(143,242,949)	(177,515,767)

	(409,683,335)	(433,824,371)

Decrease in net assets derived from capital share transactions	(251,250,558)	(32,604,671)

NET DECREASE IN NET ASSETS	(270,670,531)	(39,781,679)
NET ASSETS:
Beginning of year	1,096,904,030	1,136,685,709

End of year	$826,233,499	$1,096,904,030

Undistributed net investment income	$936,968	$1,553,384

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund—16

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund
	Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$10.057	$10.137	$10.136	$9.866	$10.089

Income (loss) from investment operations:
Net investment income[1]	0.145	0.144	0.144	0.193	0.188
Net realized and unrealized gain (loss)	(0.217)	(0.082)	(0.068)	0.223	(0.213)

Total from investment operations	(0.072)	0.062	0.076	0.416	(0.025)

Less dividends and distributions from:
Net investment income	(0.119)	(0.119)	(0.066)	(0.146)	(0.190)
Net realized gain	—	—	—	—	(0.008)
Return of capital	(0.042)	(0.023)	(0.009)	—	—

Total dividends and distributions	(0.161)	(0.142)	(0.075)	(0.146)	(0.198)

Net asset value, end of period	$9.824	$10.057	$10.137	$10.136	$9.866

Total return[2]	(0.71% )	0.62%	0.75%	4.22%	(0.24% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$57,982	$298,086	$431,104	$224,190	$85,546
Ratio of expenses to average net assets	0.62%	0.62%	0.65%	0.69%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.63%	0.62%	0.65%	0.69%	0.71%
Ratio of net investment income to average net assets	1.44%	1.41%	1.42%	1.90%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.43%	1.41%	1.42%	1.90%	1.86%
Portfolio turnover	81%	109%	81%	88%	80%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Diversified Floating Rate Fund
	Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$10.057	$10.137	$10.135	$9.866	$10.086

Income (loss) from investment operations:
Net investment income[1]	0.120	0.118	0.118	0.167	0.162
Net realized and unrealized gain (loss)	(0.218)	(0.081)	(0.067)	0.224	(0.212)

Total from investment operations	(0.098)	0.037	0.051	0.391	(0.050)

Less dividends and distributions from:
Net investment income	(0.094)	(0.094)	(0.040)	(0.122)	(0.162)
Net realized gain	—	—	—	—	(0.008)
Return of capital	(0.042)	(0.023)	(0.009)	—	—

Total dividends and distributions	(0.136)	(0.117)	(0.049)	(0.122)	(0.170)

Net asset value, end of period	$9.823	$10.057	$10.137	$10.135	$9.866

Total return[2]	(0.97% )	0.36%	0.51%	3.96%	(0.49% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$768,251	$798,818	$705,582	$207,925	$135,063
Ratio of expenses to average net assets	0.87%	0.87%	0.90%	0.94%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.87%	0.90%	0.94%	0.96%
Ratio of net investment income to average net assets	1.19%	1.16%	1.17%	1.65%	1.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	1.16%	1.17%	1.65%	1.61%
Portfolio turnover	81%	109%	81%	88%	80%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek total return.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sale price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instrument. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the first $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $500 million. Effective October 1, 2015, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of average daily net assets of the Fund and 0.05% in excess of $2 billion of average daily net assets of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without mutual agreement of the Board or LIAC. Prior to October 1, 2015, there was no waiver in effect.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$43,209
Legal	12,042

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $75,187 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$21,030
Management fees payable to LIAC	406,790
Distribution fees payable to LFD	162,974

LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$575,067,727
Purchases of U.S. government securities	131,378,666
Sales other than U.S. government securities	897,411,019
Sales of U.S. government securities	98,992,928

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$817,224,017

Aggregate unrealized appreciation	$2,091,582
Aggregate unrealized depreciation	(6,901,388)

Net unrealized depreciation	$(4,809,806)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Agency Collateralized Mortgage Obligations	$—	$21,328,783	$21,328,783
Commercial Mortgage-Backed Securities	—	444,917	444,917
Convertible Bonds	—	1,806,429	1,806,429
Convertible Preferred Stock	61,191	47,002	108,193
Corporate Bonds	—	497,077,164	497,077,164
Municipal Bonds	—	21,217,504	21,217,504
Non-Agency Asset-Backed Securities	—	105,758,637	105,758,637
Senior Secured Loans	—	87,131,753	87,131,753
Sovereign Bonds	—	6,329,160	6,329,160
U.S. Treasury Obligations	—	32,081,024	32,081,024
Preferred Stock	—	11,276,356	11,276,356
Money Market Fund	2,854,291	—	2,854,291
Short-Term Investments	—	25,000,000	25,000,000

Total	$2,915,482	$809,498,729	$812,414,211

Swap Contracts	$—	$(3,982,576)	$(3,982,576)

LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

3. Investments (continued)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gain on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$7,874,740	$9,971,970
Long-term capital gain	—	897,161
Return of capital	3,534,715	2,464,167

Total	$11,409,455	$13,333,298

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$846,302,142
Capital loss carryforwards	(10,639,896)
Qualified late year ordinary losses deferred	(507,217)
Straddle losses deferred	(389)
Net unrealized depreciation	(8,921,141)

Net assets	$826,233,499

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of swap contracts, contingent payment debt instruments and amortization of convertible bonds.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to swap reclass, sale of contingent payment debt instruments, sale of convertible bonds, the tax treatment of gain (loss) on foreign currency transactions and paydown gain (loss) on mortgage-and asset-backed securities. Results of operations and net assets were not affected by these classifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(4,835,695)	$4,835,695

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss. At December 31, 2015, there were no capital loss carryforwards incurred that will be carried forward under the Act.

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,646,049	$5,993,847	$10,639,896

LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	2,652,008	11,706,595
Service Class	11,971,601	26,301,627
Shares issued upon reinvestment of dividends and distributions:
Standard Class	94,591	412,765
Service Class	1,068,107	913,709

	15,786,307	39,334,696

Shares redeemed:
Standard Class	(26,484,757)	(25,007,595)
Service Class	(14,266,755)	(17,390,212)

	(40,751,512)	(42,397,807)

Net decrease	(24,965,205)	(3,063,111)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence

LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security (or basket of securities). Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Credit contracts (Swap contracts)	Receivables and other assets net of liabilities	$107,940	Receivables and other assets net of liabilities	$—
Interest rate contracts (Swap contracts)	Receivables and other assets net of liabilities	196,054	Receivables and other assets net of liabilities	(4,286,570)

Total		$303,994		$(4,286,570)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(4,776)	$—
Credit contracts (Swap contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	17,591	101,896
Interest rate contracts (Swap contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(8,964,730)	2,042,364

Total		$(8,951,915)	$2,144,260

LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives-The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset		Liability
	Derivative		Derivative
	Volume		Volume
CDS contracts (average notional value)*	EUR	4,690,179	—
CDS contracts (average notional value)*	USD	15,030,324	—
Interest rate swap contracts (average notional value)	USD	245,278,512	—

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$303,994	$(4,286,570)	$(3,982,576)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount[a]
JPMorgan Chase Bank	$(3,982,576)	$—	$—	$—	$3,982,576	$—

aNet amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

8. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Diversified Floating Rate Fund–26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Diversified Floating Rate Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Diversified Floating Rate Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Delaware Diversified Floating Rate Fund–27

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
69.02%	30.98%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Delaware Diversified Floating Rate Fund–28

LVIP Delaware Diversified Floating Rate Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Bank Loan funds category and a custom index (Floating Rate Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and the benchmark index for the one and three year periods and that the Fund was the top ranked fund in the peer group based on standard deviation for the same periods. The Board considered that the Fund maintains a higher credit quality than peer funds as well as a shorter duration compared to peers. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Diversified Floating Rate Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Delaware Diversified Floating Rate Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LLVIP Delaware Diversified Floating Rate Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Diversified Floating Rate Fund–32

LVIP Delaware Foundation® Aggressive Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Delaware Foundation® Aggressive Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Aggressive Allocation Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (1.33)% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Aggressive Composite1 returned (1.77)%; and its broad-based index, the S&P 500® Index2, returned 1.38%.

There was a substantial divergence of performance across global financial markets during 2015. In terms of benchmark returns, large-cap growth equities in the U.S. and other developed markets (as measured by the Russell 1000® Growth Index3 and the MSCI EAFE® Growth Index4) delivered positive returns, while large-cap value equities in the U.S. and other developed markets (as measured by the Russell 1000® Value Index5 and the MSCI EAFE® Value Index6) delivered negative returns. U.S. small-cap equities and emerging-market equities (as measured by the Russell 2000® Index7 and the MSCI Emerging Markets Index8) also delivered negative returns during the year. In the bond markets, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Bond Index9) delivered modestly negative performance, whereas global fixed income (as measured by the Barclays Capital Global Aggregate Bond Index10) generated returns which were negative.

The commodity markets were quite active during 2015. The S&P GSCI Index11 and the Thomson Reuters/CoreCommodity CRB Index12, which are both broad commodity indices, fell by more than 20% over the course of the year. The spot price of gold fell by around 10%, and the spot price of crude oil, measured in terms of West Texas Intermediate, dropped more than 30%. All else equal, we believe that a fall in commodity prices is likely to mean better margins for manufacturers, but lower profits for producers of oil, gas, and raw materials.

The currency markets also saw considerable movements during 2015. The trade-weighted dollar appreciated substantially, the trade-weighted yen and the trade-weighted pound rose modestly, and the trade-weighted euro declined appreciably. In general, an economy’s competitiveness tends to be impaired by currency appreciation. The appreciation of the U.S. dollar in recent years may have reduced the ability of U.S. exporters to win contracts abroad.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities and emerging-market equities. These tactical weightings were helpful to the performance of the Fund, relative to hypothetical performance at the strategic policy weights. Moreover, security selection was strong in several sleeves, notably U.S. large-cap value and developed-market large-cap value. The positive impact of security selection in those sleeves was partly undercut by negative selection effects in fixed-income and developed-market large-cap growth securities.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the Fund. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Sharon Hill, Ph.D.

Paul Grillo, CFA

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments Fund Advisers

Managed by: Jackson Square Partners, LLC

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (“the strategy”) performance during the year. From a sector perspective, strong relative performance in the financial sector was partially offset by weak relative performance in the healthcare sector.

Our largest relative contributor to performance was Equinix. Despite reporting somewhat mixed financial results the stock experienced relative strength as the company continues to benefit from significant opportunities associated with cloud computing and its disruption in the IT supply chain. We believe its innovative product offerings allow the company to be well positioned in a technology spending environment that is focused on addressing the needs of enterprises that are struggling to maintain the highest level of network performance and quality of service for global users.

QUALCOMM was a detractor from performance during the period. The company’s patent licensing business reported lingering negotiating issues with handset makers in China, as well as new concerns in South Korea. While these issues continue to impact sentiment, we do not believe they materially threaten the company’s business model over the long term. We also believe their mobile chip business should rebound, as it recovers from 2015 product cycle issues that are unlikely to recur. Further, we are encouraged by the aggressive steps management is taking to run the business in a much more efficient way, which will positively impact not only free cash generation but also capital structure.

Despite positive absolute returns in the equity market during the past few years, we believe the relatively tepid market sentiment demonstrates that there are more than just fundamental factors affecting stock prices. A lack of significant bull market sentiment suggests to us that many investors appear to be struggling with accurately predicting the pace of global economic recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). We believe the lingering effects of the credit crisis years ago could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

LVIP Delaware Foundation® Aggressive Allocation Fund–1

LVIP Delaware Foundation® Aggressive Allocation Fund

2015 Annual Report Commentary (continued)

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jeffrey S. Van Harte, CFA

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

Jackson Square Partners, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,592. For comparison, look at how the Aggressive Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $16,853 and $20,242, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation® Aggressive Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP UBS Global Asset Allocation Fund. The investment objective of the LVIP UBS Global Asset Allocation Fund was to maximize long-term return (capital appreciation plus current income) consistent with preservation of capital.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 1.33%
Five Years	+ 6.56%
Ten Years	+ 5.19%
Service Class Shares
One Year	– 1.58%
Five Years	+ 6.29%
Ten Years	+ 4.93%

1.

The Aggressive Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE® Growth Index consists of those securities classified by MSCI as most representing the growth style.

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

6.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australasia, and the Far East. The MSCI EAFE Value Index consists of those securities classified by MSCI as most representing the value style.

7.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets NR Index consists of 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

11.	The S&P GSCI, formerly Goldman Sachs Commodity Index, is a world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

12.

The Thomson Reuters/CoreCommodity CRB Index is a widely recognized measure of global commodities markets that is designed to provide a representation of long-only, broadly diversified investments in commodities.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI)and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

LVIP Delaware Foundation® Aggressive Allocation Fund–2

LVIP Delaware Foundation® Aggressive Allocation Fund

2015 Annual Report Commentary (continued)

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2016 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Aggressive Allocation Fund–3

LVIP Delaware Foundation® Aggressive Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$962.30	0.73%	$3.61
Service Class Shares	1,000.00	961.10	0.98%	4.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Aggressive Allocation Fund–4

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2015

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	68.45%
U.S. Markets	44.10%
Aerospace & Defense	1.31%
Air Freight & Logistics	0.14%
Auto Components	0.48%
Automobiles	0.10%
Banks	2.87%
Beverages	0.18%
Biotechnology	2.67%
Building Products	0.14%
Capital Markets	1.12%
Chemicals	0.78%
Commercial Services & Supplies	0.60%
Communications Equipment	1.38%
Construction & Engineering	0.12%
Consumer Finance	0.14%
Containers & Packaging	0.08%
Diversified Financial Services	0.50%
Diversified Telecommunication Services	1.04%
Electric Utilities	0.45%
Electrical Equipment	0.06%
Electronic Equipment, Instruments & Components	0.07%
Energy Equipment & Services	0.46%
Food & Staples Retailing	1.22%
Food Products	1.16%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.62%
Health Care Providers & Services	1.64%
Hotels, Restaurants & Leisure	0.45%
Household Durables	0.07%
Household Products	0.28%
Industrial Conglomerates	0.25%
Insurance	1.31%
Internet & Catalog Retail	1.01%
Internet Software & Services	2.46%
IT Services	2.62%
Leisure Products	0.05%
Life Sciences Tools & Services	0.15%
Machinery	0.43%
Media	0.65%
Metals & Mining	0.15%
Multiline Retail	0.06%
Multi-Utilities	0.08%
Oil, Gas & Consumable Fuels	1.78%
Paper & Forest Products	0.12%
Pharmaceuticals	2.93%
Professional Services	0.33%
Real Estate Investment Trusts	4.04%
Road & Rail	0.19%

Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	1.09%
Software	2.55%
Specialty Retail	0.96%
Technology Hardware, Storage & Peripherals	0.45%
Textiles, Apparel & Luxury Goods	0.20%
Thrifts & Mortgage Finance	0.02%
Trading Companies & Distributors	0.07%
Developed Markets	15.45%
Aerospace & Defense	0.24%
Air Freight & Logistics	0.38%
Airlines	0.10%
Auto Components	0.26%
Automobiles	0.84%
Banks	2.01%
Beverages	0.56%
Construction & Engineering	0.43%
Containers & Packaging	0.38%
Diversified Telecommunication Services	0.60%
Energy Equipment & Services	0.14%
Food & Staples Retailing	0.20%
Food Products	0.44%
Household Durables	0.33%
Industrial Conglomerates	0.33%
Insurance	0.43%
IT Services	0.99%
Life Sciences Tools & Services	0.08%
Media	0.13%
Metals & Mining	0.27%
Multi-Utilities	0.18%
Oil, Gas & Consumable Fuels	0.42%
Pharmaceuticals	2.85%
Road & Rail	0.43%
Software	0.25%
Specialty Retail	0.32%
Textiles, Apparel & Luxury Goods	0.62%
Tobacco	0.41%
Trading Companies & Distributors	0.52%
Wireless Telecommunication Services	0.31%
Emerging Markets	8.90%
Airlines	0.01%
Automobiles	0.16%
Banks	1.08%
Beverages	0.50%
Building Products	0.16%
Chemicals	0.14%
Construction Materials	0.30%
Diversified Financial Services	0.13%
Diversified Telecommunication Services	0.16%
Electronic Equipment, Instruments & Components	0.28%

LVIP Delaware Foundation® Aggressive Allocation Fund–5

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Security Type/Sector	Percentage of Net Assets
Food & Staples Retailing	0.12%
Food Products	0.49%
Hotels, Restaurants & Leisure	0.03%
Insurance	0.13%
Internet & Catalog Retail	0.04%
Internet Software & Services	1.15%
IT Services	0.06%
Media	0.22%
Metals & Mining	0.07%
Multiline Retail	0.08%
Oil, Gas & Consumable Fuels	1.23%
Paper & Forest Products	0.04%
Personal Products	0.09%
Real Estate Management & Development	0.05%
Semiconductors & Semiconductor Equipment	0.46%
Technology Hardware, Storage & Peripherals	0.55%
Transportation Infrastructure	0.02%
Wireless Telecommunication Services	1.15%

Convertible Preferred Stock	0.05%

Exchange-Traded Funds	9.31%

Preferred Stock	0.09%

Agency Collateralized Mortgage Obligations	0.41%

Agency Mortgage-Backed Securities	4.88%

Commercial Mortgage-Backed Securities	1.43%

Convertible Bonds	0.24%

Corporate Bonds	6.24%
Aerospace & Defense	0.04%
Air Freight & Logistics	0.07%
Airlines	0.07%
Auto Components	0.05%
Automobiles	0.09%
Banks	0.85%
Biotechnology	0.06%
Building Products	0.01%
Capital Markets	0.12%
Chemicals	0.23%
Commercial Services & Supplies	0.02%
Communications Equipment	0.01%
Construction & Engineering	0.03%
Consumer Finance	0.12%
Containers & Packaging	0.04%
Diversified Financial Services	0.24%
Diversified Telecommunication Services	0.21%
Electric Utilities	0.88%
Food Products	0.06%
Gas Utilities	0.07%
Health Care Equipment & Supplies	0.09%
Health Care Providers & Services	0.20%
Hotels, Restaurants & Leisure	0.08%
Household Durables	0.01%

Security Type/Sector	Percentage of Net Assets
Independent Power & Renewable Electricity Producers	0.03%
Industrial Conglomerates	0.06%
Insurance	0.31%
Internet Software & Services	0.11%
Machinery	0.07%
Media	0.33%
Metals & Mining	0.12%
Multi-Utilities	0.31%
Oil, Gas & Consumable Fuels	0.40%
Paper & Forest Products	0.08%
Pharmaceuticals	0.05%
Real Estate Investment Trusts	0.31%
Semiconductors & Semiconductor Equipment	0.01%
Software	0.11%
Specialty Retail	0.08%
Textiles, Apparel & Luxury Goods	0.02%
Trading Companies & Distributors	0.03%
Wireless Telecommunication Services	0.16%
Non-Agency Asset-Backed Securities	1.16%

Non-Agency Collateralized Mortgage Obligations	0.26%

Regional Bonds	0.06%

Senior Secured Loans	1.56%

Sovereign Bonds	0.39%

Supranational Banks	0.04%

U.S. Treasury Obligations	3.42%

Right	0.00%

Money Market Fund	2.17%

Short-Term Investment	1.92%

Total Value of Securities	102.08%

Liabilities Net of Receivables and Other Assets	(2.08%)

Total Net Assets	100.00%

LVIP Delaware Foundation® Aggressive Allocation Fund–6

LVIP Delaware Foundation® Aggressive Allocation Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Teva Pharmaceutical Industries ADR	1.06%
Celgene	0.88%
Allergan	0.86%
Baidu ADR	0.82%
Alphabet Class A	0.76%
Visa	0.73%
QUALCOMM	0.73%
Microsoft	0.70%
Nippon Telegraph & Telephone	0.60%
Pfizer	0.57%
Total	7.71%

Geography	Percentage of Net Assets
Argentina	0.07%
Australia	0.34%
Bermuda	0.00%
Brazil	0.78%
Canada	1.53%
Cayman Islands	0.02%
Chile	0.13%
China	2.43%
Colombia	0.03%
Denmark	0.77%
Dominican Republic	0.05%
France	2.63%
Germany	1.06%
Hong Kong	0.75%
India	0.93%
Indonesia	0.12%
Ireland	0.11%
Israel	1.06%
Italy	0.44%
Japan	3.52%
Luxembourg	0.20%
Malaysia	0.04%
Mexico	0.77%
Netherlands	0.68%
Norway	0.03%
Peru	0.02%
Poland	0.12%
Portugal	0.01%
Republic of Korea	2.06%
Russia	0.40%
Singapore	0.02%
South Africa	0.34%
Spain	0.04%
Sweden	0.80%
Switzerland	0.94%
Taiwan	0.61%
Thailand	0.25%
Turkey	0.22%
United Kingdom	1.99%
United States	71.66%
Uruguay	0.02%
Total	97.99%

IT–Information Technology

LVIP Delaware Foundation® Aggressive Allocation Fund–7

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–68.45%
U.S. MARKETS–44.10%
Aerospace & Defense–1.31%
Boeing	1,375	$198,811
†Esterline Technologies	1,625	131,625
Honeywell International	2,040	211,283
†KLX	2,240	68,970
Lockheed Martin	1,175	255,151
Northrop Grumman	3,900	736,359
Raytheon	6,000	747,180
Rockwell Collins	1,300	119,990
United Technologies	2,745	263,712

		2,733,081

Air Freight & Logistics–0.14%
FedEx	1,165	173,573
†XPO Logistics	4,130	112,543

		286,116

Auto Components–0.48%
BorgWarner	3,005	129,906
Johnson Controls	17,900	706,871
†Tenneco	3,440	157,930

		994,707

Automobiles–0.10%
Ford Motor	14,070	198,246

		198,246

Banks–2.87%
Bank of America	10,760	181,091
BB&T	22,470	849,591
BBCN Bancorp	7,900	136,038
Bryn Mawr Bank	1,650	47,388
Cardinal Financial	5,040	114,660
Citigroup	9,685	501,199
Citizens Financial Group	3,200	83,808
City Holding	3,040	138,746
CoBiz Financial	5,780	77,568
Comerica	1,060	44,340
Cullen/Frost Bankers	380	22,800
Fifth Third Bancorp	4,400	88,440
†First NBC Bank Holding	3,080	115,161
First Republic Bank	860	56,812
FirstMerit	8,560	159,644
Flushing Financial	5,370	116,207
Great Western Bancorp	5,050	146,551
Huntington Bancshares	4,800	53,088
@Independent Bank (Massachusetts)	2,230	103,740
JPMorgan Chase	9,505	627,615
KeyCorp	20,225	266,768
M&T Bank	750	90,885
Old National Bancorp	10,240	138,854
People’s United Financial	1,860	30,039
PNC Financial Services Group	940	89,591

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Banks (continued)
Prosperity Bancshares	3,250	$155,545
Regions Financial	7,980	76,608
Sterling Bancorp	11,200	181,664
SunTrust Banks	2,090	89,536
†Texas Capital Bancshares	1,850	91,427
U.S. Bancorp	4,160	177,507
Webster Financial	3,620	134,628
Wells Fargo	10,905	592,796
†Western Alliance Bancorp	4,250	152,405
Zions Bancorporation	1,210	33,033

		5,965,773

Beverages–0.18%
PepsiCo	3,680	367,706

		367,706

Biotechnology–2.67%
AbbVie	4,970	294,423
†Acorda Therapeutics	4,160	177,965
†Alkermes	2,630	208,769
Baxalta	19,000	741,570
†Biogen	3,105	951,217
†Celgene	15,259	1,827,418
†Cepheid	3,890	142,102
Gilead Sciences	3,655	369,849
†Insys Therapeutics	3,210	91,902
†Ligand Pharmaceuticals Class B	1,680	182,146
†Retrophin	4,570	88,155
†Spectrum Pharmaceuticals	11,070	66,752
†TESARO	2,490	130,277
†Vanda Pharmaceuticals	9,560	89,004
†Vertex Pharmaceuticals	1,525	191,891

		5,553,440

Building Products–0.14%
AAON	6,663	154,715
†Continental Building Products	7,670	133,918

		288,633

Capital Markets–1.12%
Ameriprise Financial	1,325	141,007
Bank of New York Mellon	19,770	814,919
BlackRock	510	173,665
Evercore Partners Class A	5,095	275,487
Houlihan Lokey	2,860	74,961
Invesco	5,375	179,955
Northern Trust	1,210	87,229
Raymond James Financial	3,055	177,098
State Street	3,795	251,836
†Stifel Financial	3,790	160,544

		2,336,701

LVIP Delaware Foundation® Aggressive Allocation Fund–8

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Chemicals–0.78%
†Axalta Coating Systems	5,700	$151,905
Axiall	2,360	36,344
Balchem	1,270	77,216
†Chemtura	3,270	89,173
duPont (E.I.) deNemours	10,800	719,280
Eastman Chemical	3,030	204,555
Huntsman	6,605	75,099
Minerals Technologies	3,100	142,166
Quaker Chemical	1,600	123,616

		1,619,354

Commercial Services & Supplies–0.60%
Essendant	4,360	141,744
Republic Services	3,250	142,967
Tetra Tech	4,510	117,350
U.S. Ecology	1,980	72,151
Waste Management	14,600	779,202

		1,253,414

Communications Equipment–1.38%
Cisco Systems	37,065	1,006,500
†Infinera	5,570	100,928
†NETGEAR	2,260	94,717
Plantronics	1,990	94,366
QUALCOMM	30,281	1,513,596
†Ruckus Wireless	5,470	58,584

		2,868,691

Construction & Engineering–0.12%
Granite Construction	4,020	172,498
†MYR Group	3,890	80,173

		252,671

Consumer Finance–0.14%
Capital One Financial	4,145	299,186

		299,186

Containers & Packaging–0.08%
WestRock	3,448	157,298

		157,298

Diversified Financial Services–0.50%
Intercontinental Exchange	4,055	1,039,134

		1,039,134

Diversified Telecommunication Services–1.04%
AT&T	32,347	1,113,060
Atlantic Tele-Network	1,680	131,426
†inContact	14,750	140,715
Verizon Communications	16,743	773,861

		2,159,062

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Electric Utilities–0.45%
Cleco	2,210	$115,384
Edison International	12,500	740,125
OGE Energy	3,405	89,517

		945,026

Electrical Equipment–0.06%
Eaton	2,400	124,896

		124,896

Electronic Equipment, Instruments & Components–0.07%
†Anixter International	1,670	100,851
†Rofin-Sinar Technologies	1,260	33,743

		134,594

Energy Equipment & Services–0.46%
Bristow Group	1,130	29,267
Halliburton	20,400	694,416
†RigNet	3,410	70,553
Schlumberger	2,345	163,564

		957,800

Food & Staples Retailing–1.22%
Casey’s General Stores	2,870	345,691
CVS Health	10,518	1,028,345
Walgreens Boots Alliance	13,763	1,171,988

		2,546,024

Food Products–1.16%
Archer-Daniels-Midland	17,100	627,228
General Mills	2,270	130,888
J&J Snack Foods	1,050	122,503
Kraft Heinz	10,633	773,657
Mondelez International	17,000	762,280

		2,416,556

Gas Utilities–0.02%
South Jersey Industries	1,870	43,982

		43,982

Health Care Equipment & Supplies–0.62%
CONMED	3,350	147,567
@CryoLife	10,430	112,435
DENTSPLY International	4,863	295,914
†Merit Medical Systems	6,090	113,213
†Quidel	5,960	126,352
†Sirona Dental Systems	2,662	291,675
West Pharmaceutical Services	3,350	201,737

		1,288,893

Health Care Providers & Services–1.64%
†Air Methods	4,270	179,041
Cardinal Health	8,600	767,722
†Express Scripts Holding	12,212	1,067,451

LVIP Delaware Foundation® Aggressive Allocation Fund–9

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Providers & Services (continued)
Quest Diagnostics	10,900	$775,426
†Team Health Holdings	2,750	120,697
UnitedHealth Group	3,000	352,920
†WellCare Health Plans	1,990	155,638

		3,418,895

Hotels, Restaurants & Leisure–0.45%
†Buffalo Wild Wings	510	81,421
Cheesecake Factory	2,990	137,869
†Del Frisco’s Restaurant Group	7,350	117,747
†Fiesta Restaurant Group	3,120	104,832
Jack in the Box	2,120	162,625
†Popeyes Louisiana Kitchen	2,930	171,405
Starbucks	2,765	165,983

		941,882

Household Durables–0.07%
†Jarden	2,625	149,940

		149,940

Household Products–0.28%
Kimberly-Clark	1,525	194,133
Procter & Gamble	4,775	379,183

		573,316

Industrial Conglomerates–0.25%
General Electric	16,710	520,517

		520,517

Insurance–1.31%
Aflac	3,545	212,345
Allstate	12,000	745,080
American Equity Investment Life Holding	5,890	141,537
@Infinity Property & Casualty	1,310	107,721
Marsh & McLennan	13,700	759,665
Primerica	3,260	153,970
Prudential Financial	1,670	135,955
@Selective Insurance Group	4,230	142,043
Travelers	2,140	241,520
United Fire Group	2,500	95,775

		2,735,611

Internet & Catalog Retail–1.01%
†Liberty Interactive Class A	43,108	1,177,711
†Shutterfly	2,880	128,333
†TripAdvisor	9,304	793,166

		2,099,210

Internet Software & Services–2.46%
†Alphabet Class A	2,052	1,596,477
†Alphabet Class C	1,036	786,200
†eBay	31,609	868,615

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Internet Software & Services (continued)
†Facebook Class A	10,561	$1,105,314
†GrubHub	3,580	86,636
j2 Global	2,610	214,855
†Q2 Holdings	2,000	52,740
†SciQuest	7,570	98,183
†Yahoo	5,082	169,027
†Yelp	4,965	142,992

		5,121,039

IT Services–2.62%
Accenture Class A	2,900	303,050
Convergys	6,700	166,763
†ExlService Holdings	3,440	154,559
†InterXion Holding	3,250	97,988
MasterCard Class A	11,453	1,115,064
†PayPal Holdings	26,555	961,291
Sabre	7,650	213,971
TeleTech Holdings	3,960	110,524
Visa Class A	19,718	1,529,131
Xerox	75,600	803,628

		5,455,969

Leisure Products–0.05%
†Malibu Boats Class A	6,810	111,480

		111,480

Life Sciences Tools & Services–0.15%
Thermo Fisher Scientific	2,265	321,290

		321,290

Machinery–0.43%
Actuant Class A	3,410	81,704
Barnes Group	4,920	174,119
Columbus McKinnon	6,540	123,606
ESCO Technologies	4,280	154,679
Federal Signal	6,360	100,806
Kadant	3,180	129,140
Parker-Hannifin	1,405	136,257

		900,311

Media–0.65%
Cinemark Holdings	2,235	74,716
Comcast Class A	3,740	211,048
†Discovery Communications Class A	6,774	180,730
†Discovery Communications Class C	12,269	309,424
Disney (Walt)	4,350	457,098
National CineMedia	6,970	109,499

		1,342,515

Metals & Mining–0.15%
Kaiser Aluminum	1,710	143,059

LVIP Delaware Foundation® Aggressive Allocation Fund–10

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Metals & Mining (continued)
Worthington Industries	5,300	$159,742

		302,801

Multiline Retail–0.06%
Nordstrom	2,675	133,242

		133,242

Multi-Utilities–0.08%
NorthWestern	3,000	162,750

		162,750

Oil, Gas & Consumable Fuels–1.78%
†Bonanza Creek Energy	4,520	23,820
†Carrizo Oil & Gas	4,090	120,982
Chevron	8,536	767,899
ConocoPhillips	16,250	758,713
EOG Resources	2,465	174,497
Exxon Mobil	6,375	496,931
Marathon Oil	29,085	366,180
Occidental Petroleum	12,745	861,689
†Parsley Energy Class A	2,870	52,951
†RSP Permian	3,150	76,829

		3,700,491

Paper & Forest Products–0.12%
†Boise Cascade	3,250	82,973
Neenah Paper	2,630	164,191

		247,164

Pharmaceuticals–2.93%
†Allergan	5,715	1,785,938
†Catalent	5,820	145,675
Johnson & Johnson	7,462	766,497
†Medicines	3,630	135,544
Merck	20,890	1,103,410
Pfizer	36,795	1,187,743
†Prestige Brands Holdings	2,360	121,493
†Valeant Pharmaceuticals International	8,480	861,992

		6,108,292

Professional Services–0.33%
Kforce	6,660	168,365
Nielsen Holdings	4,490	209,234
†On Assignment	3,950	177,553
†WageWorks	2,990	135,656

		690,808

Real Estate Investment Trusts–4.04%
American Campus Communities	900	37,206
American Tower	2,615	253,524
Apartment Investment & Management	1,500	60,045
AvalonBay Communities	1,050	193,337
Boston Properties	1,375	175,367

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Brandywine Realty Trust	4,550	$62,153
Camden Property Trust	425	32,623
Care Capital Properties	581	17,761
Corporate Office Properties Trust	1,200	26,196
Cousins Properties	2,875	27,111
Crown Castle International	13,166	1,138,201
DCT Industrial Trust	5,342	199,631
DDR	5,200	87,568
Douglas Emmett	2,875	89,643
Duke Realty	5,650	118,763
EastGroup Properties	2,590	144,030
EPR Properties	4,065	237,599
Equinix	3,830	1,158,192
Equity LifeStyle Properties	800	53,336
Equity One	1,500	40,725
Equity Residential	2,800	228,452
Essex Property Trust	575	137,661
Extra Space Storage	800	70,568
Federal Realty Investment Trust	275	40,177
First Industrial Realty Trust	3,250	71,923
First Potomac Realty Trust	1,700	19,380
General Growth Properties	6,025	163,940
Healthcare Realty Trust	1,625	46,020
Healthcare Trust of America Class A	1,487	40,104
Highwoods Properties	1,625	70,850
Host Hotels & Resorts	14,435	221,433
Kilroy Realty	975	61,698
Kimco Realty	2,975	78,719
Kite Realty Group Trust	6,672	173,005
LaSalle Hotel Properties	5,155	129,700
Lexington Realty Trust	3,425	27,400
Liberty Property Trust	825	25,616
LTC Properties	250	10,785
Macerich	875	70,604
National Retail Properties	6,535	261,727
Pebblebrook Hotel Trust	5,025	140,801
Post Properties	1,025	60,639
Prologis	4,000	171,680
PS Business Parks	475	41,529
Public Storage	800	198,160
Ramco-Gershenson Properties Trust	11,575	192,261
Regency Centers	1,225	83,447
RLJ Lodging Trust	1,725	37,312
Sabra Health Care REIT	875	17,701
Simon Property Group	2,375	461,795
SL Green Realty	1,100	124,278
Sovran Self Storage	1,430	153,453
Spirit Realty Capital	4,350	43,587
Tanger Factory Outlet Centers	1,725	56,407
Taubman Centers	450	34,524
UDR	2,550	95,803

LVIP Delaware Foundation® Aggressive Allocation Fund–11

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Urban Edge Properties	775	$18,174
Ventas	2,375	134,021
VEREIT	2,950	23,364
Vornado Realty Trust	1,625	162,435
Welltower	850	57,825

		8,411,969

Road & Rail–0.19%
Hunt (J.B.) Transport Services	1,550	113,708
†Swift Transportation	3,580	49,476
Union Pacific	3,010	235,382

		398,566

Semiconductors & Semiconductor Equipment–1.09%
Analog Devices	1,475	81,597
†Applied Micro Circuits	18,020	114,787
Avago Technologies	1,265	183,615
Intel	30,371	1,046,281
Maxim Integrated Products	6,625	251,750
†MaxLinear Class A	5,260	77,480
†Microsemi	2,520	82,127
†Semtech	8,350	157,982
†Silicon Laboratories	1,520	73,781
†Synaptics	2,360	189,602

		2,259,002

Software–2.55%
†Adobe Systems	2,275	213,713
CA	27,371	781,716
†Callidus Software	8,600	159,702
†Electronic Arts	14,389	988,812
†Guidewire Software	2,980	179,277
Intuit	5,237	505,371
Microsoft	26,171	1,451,967
†Proofpoint	2,610	169,676
†Qlik Technologies	4,170	132,022
†salesforce.com	3,410	267,344
SS&C Technologies Holdings	1,750	119,473
†Tyler Technologies	1,990	346,897

		5,315,970

Specialty Retail–0.96%
†Boot Barn Holdings	6,170	75,829
†Express	7,710	133,229
L Brands	8,267	792,144
Lowe’s	9,900	752,796
Tractor Supply	2,740	234,270

		1,988,268

Technology Hardware, Storage & Peripherals–0.45%
Apple	6,640	698,926

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Technology Hardware, Storage & Peripherals (continued)
EMC	9,595	$246,400

		945,326

Textiles, Apparel & Luxury Goods–0.20%
†G-III Apparel Group	3,800	168,188
†Madden (Steven)	4,690	141,732
NIKE Class B	1,749	109,313

		419,233

Thrifts & Mortgage Finance–0.02%
New York Community Bancorp	2,650	43,248

		43,248

Trading Companies & Distributors–0.07%
Applied Industrial Technologies	3,630	146,979

		146,979

Total U.S. Markets (Cost $61,923,857)		91,797,068

§DEVELOPED MARKETS–15.45%
Aerospace & Defense–0.24%
Meggitt	88,471	488,488

		488,488

Air Freight & Logistics–0.38%
Deutsche Post	28,252	789,828

		789,828

Airlines–0.10%
@WestJet Airlines Class VV	14,187	207,687

		207,687

Auto Components–0.26%
Sumitomo Rubber Industries	41,700	542,218

		542,218

Automobiles–0.84%
Bayerische Motoren Werke	6,279	661,472
Toyota Motor	17,500	1,077,588

		1,739,060

Banks–2.01%
BNP Paribas	677	38,301
ING Groep CVA	49,413	668,529
Mitsubishi UFJ Financial Group	188,400	1,166,948
Nordea Bank	91,188	1,000,202
Standard Chartered	78,750	653,423
UniCredit	119,296	659,520

		4,186,923

Beverages–0.56%
Carlsberg Class B	8,149	721,860

LVIP Delaware Foundation® Aggressive Allocation Fund–12

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Beverages (continued)
Coca-Cola Amatil	65,573	$442,246

		1,164,106

Construction & Engineering–0.43%
Vinci	13,802	884,595

		884,595

Containers & Packaging–0.38%
Rexam	89,684	799,964

		799,964

Diversified Telecommunication Services–0.60%
Nippon Telegraph & Telephone	31,228	1,242,764

		1,242,764

Energy Equipment & Services–0.14%
†Saipem	31,049	250,950
†Subsea 7	5,904	41,852

		292,802

Food & Staples Retailing–0.20%
†Tesco	185,405	407,400

		407,400

Food Products–0.44%
†Aryzta	17,993	910,245

		910,245

Household Durables–0.33%
Techtronic Industries	168,500	682,120

		682,120

Industrial Conglomerates–0.33%
Koninklijke Philips	27,077	691,089

		691,089

Insurance–0.43%
AXA	33,006	901,800

		901,800

IT Services–0.99%
†CGI Group Class A	25,632	1,026,058
Teleperformance	12,267	1,031,453

		2,057,511

Life Sciences Tools & Services–0.08%
†ICON	2,180	169,386

		169,386

Media–0.13%
Publicis Groupe	4,117	273,749

		273,749

Metals & Mining–0.27%
Alamos Gold	28,493	93,676

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Metals & Mining (continued)
†Anglo American ADR	10,185	$22,254
Rio Tinto	13,021	379,123
Yamana Gold	37,239	69,153

		564,206

Multi-Utilities–0.18%
National Grid	27,180	374,868

		374,868

Oil, Gas & Consumable Fuels–0.42%
Suncor Energy	16,900	436,192
TOTAL	9,755	437,310

		873,502

Pharmaceuticals–2.85%
Novartis	12,128	1,043,242
Novo Nordisk ADR	15,217	883,803
Sanofi	12,649	1,077,921
STADA Arzneimittel	17,795	717,558
Teva Pharmaceutical Industries ADR	33,600	2,205,504

		5,928,028

Road & Rail–0.43%
East Japan Railway	9,572	901,319

		901,319

Software–0.25%
Playtech	43,233	529,315

		529,315

Specialty Retail–0.32%
Nitori Holdings	8,018	673,339

		673,339

Textiles, Apparel & Luxury Goods–0.62%
Kering	2,396	409,637
Yue Yuen Industrial Holdings	261,000	884,132

		1,293,769

Tobacco–0.41%
Japan Tobacco	23,500	862,738

		862,738

Trading Companies & Distributors–0.52%
ITOCHU	70,760	836,946
Rexel	18,772	249,952

		1,086,898

Wireless Telecommunication Services–0.31%
Tele2 Class B	63,999	638,044

		638,044

Total Developed Markets (Cost $25,961,235)		32,157,761

LVIP Delaware Foundation® Aggressive Allocation Fund–13

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS–8.90%
Airlines–0.01%
Gol Linhas Aereas Inteligentes ADR	27,200	$15,586

		15,586

Automobiles–0.16%
Hyundai Motor	807	101,575
Mahindra & Mahindra	11,864	227,571

		329,146

Banks–1.08%
Akbank	84,642	194,093
Banco Santander Brasil ADR	32,204	125,274
Bangkok Bank	39,193	165,028
China Construction Bank	323,239	220,494
Grupo Financiero Banorte Class O	22,000	121,018
ICICI Bank ADR	32,800	256,824
Industrial & Commercial Bank of China	411,238	246,500
Itau Unibanco Holding ADR	24,719	160,921
†KB Financial Group ADR	9,703	270,422
†Powszechna Kasa Oszczednosci Bank Polski	10,191	70,779
@=Sberbank of Russia	125,805	174,508
Shinhan Financial Group	6,872	230,373

		2,236,234

Beverages–0.50%
Anadolu Efes Biracilik Ve Malt Sanayii	24,004	155,471
Cia Cervecerias Unidas ADR	5,800	125,628
Fomento Economico Mexicano ADR	2,865	264,583
@Lotte Chilsung Beverage	208	392,830
Tsingtao Brewery	24,072	108,437

		1,046,949

Building Products–0.16%
KCC	951	334,801

		334,801

Chemicals–0.14%
Braskem ADR	14,768	199,959
Sociedad Quimica y Minera de Chile ADR	5,100	96,951

		296,910

Construction Materials–0.30%
†Cemex ADR	24,485	136,381
†Cemex Latam Holdings	12,715	41,175
Siam Cement NVDR	7,259	92,254
Siam Cement-Foreign	9,104	114,756
UltraTech Cement	5,705	238,986

		623,552

Diversified Financial Services–0.13%
Reliance Capital	16,297	107,290

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Diversified Financial Services (continued)
Remgro	10,009	$158,479

		265,769

Diversified Telecommunication Services–0.16%
†KT ADR	11,066	131,796
Telefonica Brasil ADR	21,395	193,197

		324,993

Electronic Equipment, Instruments & Components–0.28%
Hon Hai Precision Industry	123,905	302,596
†LG Display ADR	16,391	171,122
Samsung SDI	1,155	110,810
†Telesites	10,058	6,560

		591,088

Food & Staples Retailing–0.12%
Cia Brasileira de Distribuicao ADR	5,000	52,600
Wal-Mart de Mexico Class V	76,877	194,046

		246,646

Food Products–0.49%
BRF ADR	11,599	160,298
China Mengniu Dairy	106,000	172,072
Lotte Confectionery	140	270,880
Tingyi Cayman Islands Holding	91,541	130,049
@Uni-President China Holdings	375,600	287,671

		1,020,970

Hotels, Restaurants & Leisure–0.03%
@Arcos Dorados Holdings	18,000	55,980

		55,980

Insurance–0.13%
Samsung Life Insurance	2,945	274,649

		274,649

Internet & Catalog Retail–0.04%
†Qunar Cayman Islands ADR	1,700	89,658

		89,658

Internet Software & Services–1.15%
†Baidu ADR	9,008	1,702,872
†SINA	5,296	261,622
†@Sohu.com	7,400	423,206

		2,387,700

IT Services–0.06%
†WNS Holdings ADR	4,280	133,493

		133,493

Media–0.22%
Grupo Televisa ADR	17,014	462,951

		462,951

LVIP Delaware Foundation® Aggressive Allocation Fund–14

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Metals & Mining–0.07%
†Anglo American Platinum	3,379	$40,707
@Gerdau	16,700	14,673
Gerdau ADR	13,000	15,600
†Impala Platinum Holdings	7,060	11,424
Vale ADR	20,352	66,958

		149,362

Multiline Retail–0.08%
Woolworths Holdings	26,000	168,246

		168,246

Oil, Gas & Consumable Fuels–1.23%
Cairn India	34,188	71,049
China Petroleum & Chemical	198,850	119,413
CNOOC ADR	1,077	112,417
@Gazprom ADR	46,933	174,508
Lukoil ADR	5,608	182,176
PetroChina ADR	1,836	120,423
†Petroleo Brasileiro ADR	41,269	177,457
Polski Koncern Naftowy Orlen	9,268	159,534
PTT-Foreign	21,278	144,097
#Reliance Industries GDR 144A	29,739	910,013
Rosneft GDR	31,246	108,917
Sasol ADR	4,953	132,839
Tambang Batubara Bukit Asam Persero	122,800	39,813
YPF ADR	6,100	95,892

		2,548,548

Paper & Forest Products–0.04%
Nine Dragons Paper Holdings	144,500	84,853

		84,853

Personal Products–0.09%
†Hypermarcas	34,200	187,458

		187,458

Real Estate Management & Development–0.05%
#@=Etalon Group GDR 144A	10,500	18,795
UEM Sunrise	356,068	92,521

		111,316

Semiconductors & Semiconductor Equipment–0.46%
MediaTek	20,000	150,953
Taiwan Semiconductor Manufacturing	90,944	391,532
Taiwan Semiconductor Manufacturing ADR	12,100	275,275
United Microelectronics	398,000	145,139

		962,899

Technology Hardware, Storage & Peripherals–0.55%
Samsung Electronics	1,076	1,145,308

		1,145,308

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Transportation Infrastructure–0.02%
†Rumo Logistica Operadora Multimodal	5,770	$9,091
Santos Brasil Participacoes	8,875	28,233

		37,324

Wireless Telecommunication Services–1.15%
America Movil ADR	10,058	141,415
China Mobile	41,848	471,039
China Mobile ADR	5,393	303,788
MegaFon GDR	9,871	114,831
Mobile TeleSystems ADR	9,000	55,620
SK Telecom ADR	39,200	789,880
Tim Participacoes ADR	26,000	220,480
Turkcell Iletisim Hizmetleri ADR	12,710	107,908
Vodacom Group	19,020	187,505

		2,392,466

Total Emerging Markets (Cost $21,735,580)		18,524,855

Total Common Stock (Cost $109,620,672)		142,479,684

CONVERTIBLE PREFERRED STOCK–0.05%
Crown Castle International 4.50%, exercise price $87.58, expiration date 11/1/16	230	24,672
Dominion Resources 6.125%, exercise price $64.83, expiration date 4/1/16	158	8,387
@Dynegy 5.375%, exercise price $38.75, expiration date 11/1/17	90	4,512
Exelon 6.50%, exercise price $43.75, expiration date 6/1/17	150	6,071
@Halcon Resources 5.75%, exercise price $30.78, expiration date 12/31/49	14	935
@Huntington Bancshares 8.50%, exercise price $11.95, expiration date 12/31/49	14	19,040
@Intelsat 5.75%, exercise price $22.05, expiration date 5/1/16	489	6,113
Maiden Holdings 7.25%, exercise price $15.22, expiration date 9/15/16	220	11,575
T-Mobile US 5.50%, exercise price $31.02, expiration date 12/15/17	222	15,032
Wells Fargo 7.50%, exercise price $156.71, expiration date 12/31/49	13	15,119

Total Convertible Preferred Stock (Cost $146,313)		111,456

EXCHANGE-TRADED FUNDS–9.31%
Financial Select Sector SPDR® Fund	3,451	82,065
iShares MSCI EAFE Growth Index ETF	148,317	9,958,003
iShares MSCI EAFE Index ETF	68,987	4,052,986

LVIP Delaware Foundation® Aggressive Allocation Fund–15

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
EXCHANGE-TRADED FUNDS (continued)
PowerShares KBW Bank Portfolio	7,123	$267,754
Vanguard FTSE Developed Markets ETF	136,570	5,014,850

Total Exchange-Traded Funds (Cost $14,906,917)		19,375,658

PREFERRED STOCK–0.09%
•Bank of America 6.10%	30,000	30,450
•@Integrys Energy Group 6.00%	1,700	43,934
National Retail Properties 5.70%	600	14,886
#•PNC Preferred Funding Trust II 1.735%	100,000	89,750
Public Storage 5.20%	575	14,369

Total Preferred Stock (Cost $184,324)		193,389

	Principal Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.41%
Fannie Mae Grantor Trust
Series 2001-T7 A1
7.50% 2/25/41	45	53
Fannie Mae REMICs
Series 1996-46 ZA
7.50% 11/25/26	786	884
Series 2003-26 AT
5.00% 11/25/32	9,730	9,880
Series 2005-70 PA
5.50% 8/25/35	4,158	4,656
•*Series 2008-15 SB
6.178% 8/25/36	28,005	5,856
•*Series 2010-129 SM
5.578% 11/25/40	62,373	10,314
Series 2010-41 PN
4.50% 4/25/40	65,000	69,815
Series 2010-43 HJ
5.50% 5/25/40	6,902	7,720
•*Series 2011-15 SA
6.638% 3/25/41	62,210	13,523
•*Series 2012-122 SD
5.678% 11/25/42	79,409	17,763
*Series 2013-26 ID
3.00% 4/25/33	77,689	11,313
*Series 2013-38 AI
3.00% 4/25/33	74,140	10,629
*Series 2013-43 IX
4.00% 5/25/43	226,135	54,898
*Series 2013-44 DI
3.00% 5/25/33	188,491	27,272

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2014-36 ZE
3.00% 6/25/44	36,700	$32,041
•*Series 2014-68 BS
5.728% 11/25/44	86,570	17,359
•*Series 2014-90 SA
5.728% 1/25/45	235,212	51,681
•*Series 2015-27 SA
6.028% 5/25/45	93,353	21,129
Series 2015-44 Z
3.00% 9/25/43	64,966	60,491
¿Freddie Mac Multifamily Structured Pass Through Certificates 3.389% 3/25/24	35,000	36,258
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	6,035	6,813
Series 4065 DE 3.00% 6/15/32	10,000	9,980
*Series 4120 IK 3.00% 10/15/32	125,546	16,974
*Series 4146 IA 3.50% 12/15/32	72,609	11,465
•*Series 4159 KS 5.82% 1/15/43	75,197	18,552
*Series 4185 LI 3.00% 3/15/33	76,653	10,775
*Series 4191 CI 3.00% 4/15/33	79,085	10,494
Series 4435 DY 3.00% 2/15/35	54,000	52,834
•*Freddie Mac Strips Series 326 S2 5.62% 3/15/44	87,264	18,678
GNMA
Series 2010-113 KE
4.50%9/20/40	155,000	170,264
Series 2015-133 AL
3.00%5/20/45	71,000	67,724

Total Agency Collateralized Mortgage Obligations (Cost $873,808)		858,088

AGENCY MORTGAGE-BACKED SECURITIES–4.88%
Fannie Mae ARM
•2.418% 5/1/43	26,059	26,284
•2.553% 6/1/43	8,729	8,847
•2.576% 8/1/35	1,947	2,055
•2.913% 7/1/45	12,837	13,086
•3.177% 4/1/44	31,097	32,043
•3.259% 3/1/44	36,420	37,592
•3.277% 9/1/43	24,450	25,227
Fannie Mae S.F. 15 yr
2.50% 10/1/27	3,880	3,942
2.50% 12/1/27	15,634	15,887
2.50% 4/1/28	6,457	6,542
2.50% 9/1/28	14,524	14,744
3.00% 9/1/30	37,418	38,585
3.50% 6/1/26	27,821	29,189
3.50% 7/1/26	18,291	19,208
4.00% 5/1/25	11,561	12,261
4.00% 11/1/25	82,905	87,947

LVIP Delaware Foundation® Aggressive Allocation Fund–16

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.00% 12/1/26	18,820	$19,960
4.00% 1/1/27	124,445	132,012
4.00% 5/1/27	42,471	45,051
4.00% 8/1/27	22,949	24,330
4.50% 4/1/18	1,423	1,470
4.50% 5/1/20	481	502
4.50% 8/1/20	433	453
4.50% 10/1/20	614	643
4.50% 9/1/24	1,127	1,216
4.50% 12/1/24	1,364	1,461
4.50% 4/1/25	9,380	10,026
5.00% 12/1/20	1,979	2,116
5.00% 6/1/23	4,114	4,432
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/31	86,000	86,680
2.50% 2/1/31	24,000	24,146
Fannie Mae S.F. 20 yr
3.00% 2/1/33	3,057	3,138
3.00% 8/1/33	12,146	12,471
3.50% 4/1/33	3,580	3,743
3.50% 9/1/33	17,383	18,214
4.00% 1/1/31	5,223	5,575
4.00% 2/1/31	15,803	16,904
Fannie Mae S.F. 30 yr
3.00% 7/1/42	23,240	23,328
3.00% 10/1/42	13,545	13,618
3.00% 12/1/42	58,061	58,233
3.00% 1/1/43	133,901	134,207
3.00% 2/1/43	12,432	12,461
3.00% 5/1/43	79,951	80,125
4.00% 8/1/43	10,129	10,762
4.50% 7/1/36	7,577	8,211
4.50% 11/1/40	17,779	19,242
4.50% 3/1/41	22,359	24,199
4.50% 4/1/41	47,159	51,030
4.50% 7/1/41	13,404	14,505
4.50% 1/1/42	471,818	510,747
4.50% 9/1/42	279,718	303,303
4.50% 6/1/44	30,855	33,385
4.50% 10/1/44	131,852	142,986
4.50% 2/1/45	297,520	322,422
5.00% 2/1/35	29,005	32,081
5.00% 4/1/35	6,634	7,322
5.00% 10/1/35	19,828	21,876
5.00% 11/1/35	9,802	10,812
5.00% 4/1/37	5,713	6,299
5.00% 8/1/37	14,340	15,813
5.50% 12/1/32	1,079	1,211
5.50% 2/1/33	13,936	15,580
5.50% 11/1/34	6,036	6,789
5.50% 12/1/34	26,526	29,902

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 3/1/35	3,009	$3,390
5.50% 5/1/35	9,637	10,848
5.50% 6/1/35	3,873	4,351
5.50% 1/1/36	23,650	26,610
5.50% 4/1/36	14,380	16,125
5.50% 5/1/36	2,675	3,005
5.50% 7/1/36	1,626	1,830
5.50% 9/1/36	56,500	63,552
5.50% 11/1/36	4,525	5,052
5.50% 1/1/37	19,229	21,497
5.50% 4/1/37	64,975	72,868
5.50% 8/1/37	6,195	6,959
5.50% 9/1/37	22,482	25,137
5.50% 1/1/38	567	634
5.50% 2/1/38	11,891	13,352
5.50% 3/1/38	10,177	11,349
5.50% 6/1/38	41,307	46,134
5.50% 9/1/38	41,939	47,127
5.50% 12/1/38	22,924	25,795
5.50% 1/1/39	28,852	32,498
5.50% 2/1/39	65,930	74,083
5.50% 10/1/39	49,336	55,110
5.50% 7/1/40	36,978	41,413
5.50% 9/1/41	172,445	192,646
6.00% 5/1/36	20,218	22,876
6.00% 6/1/36	2,039	2,307
6.00% 7/1/36	2,965	3,346
6.00% 12/1/36	2,172	2,472
6.00% 2/1/37	6,783	7,674
6.00% 5/1/37	16,360	18,513
6.00% 6/1/37	1,178	1,341
6.00% 7/1/37	1,182	1,334
6.00% 8/1/37	14,359	16,269
6.00% 9/1/37	2,142	2,423
6.00% 11/1/37	2,585	2,917
6.00% 5/1/38	27,105	30,630
6.00% 7/1/38	716	808
6.00% 9/1/38	73,858	83,550
6.00% 10/1/38	23,386	26,417
6.00% 11/1/38	5,193	5,914
6.00% 1/1/39	10,385	11,762
6.00% 9/1/39	86,074	97,278
6.00% 3/1/40	9,182	10,388
6.00% 7/1/40	33,812	38,200
6.00% 9/1/40	8,381	9,480
6.00% 11/1/40	3,203	3,652
6.00% 5/1/41	81,202	91,865
6.50% 3/1/40	60,169	68,872
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/46	1,521,000	1,521,014
3.00% 2/1/46	2,893,000	2,887,263
4.50% 1/1/46	800,000	863,900

LVIP Delaware Foundation® Aggressive Allocation Fund–17

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac ARM
•2.521% 1/1/44	70,288	$71,634
•2.592% 12/1/33	10,854	11,405
•2.727% 6/1/37	4,819	5,156
•2.832% 9/1/45	101,589	103,608
•2.953% 11/1/44	9,887	10,144
•2.959% 10/1/45	26,801	27,308
Freddie Mac S.F. 15 yr
3.50% 11/1/25	4,758	4,988
3.50% 6/1/26	4,975	5,215
3.50% 1/1/27	5,649	5,921
4.00% 5/1/25	3,094	3,267
4.50% 5/1/20	3,791	3,947
4.50% 9/1/26	13,233	14,176
5.50% 5/1/20	102,022	107,724
Freddie Mac S.F. 20 yr
3.00% 6/1/34	14,119	14,438
3.50% 1/1/34	26,503	27,715
3.50% 9/1/35	24,576	25,633
4.00% 8/1/35	5,875	6,275
4.00% 10/1/35	27,841	29,737
Freddie Mac S.F. 30 yr
3.00% 10/1/42	25,901	25,918
3.00% 11/1/42	23,102	23,124
4.50% 4/1/39	4,466	4,876
4.50% 6/1/39	3,483	3,754
4.50% 10/1/39	9,332	10,067
4.50% 4/1/41	66,122	71,359
5.50% 3/1/34	2,398	2,665
5.50% 12/1/34	2,098	2,337
5.50% 6/1/36	1,420	1,579
5.50% 11/1/36	1,831	2,035
5.50% 12/1/36	642	713
5.50% 9/1/37	2,831	3,149
5.50% 4/1/38	9,967	11,087
5.50% 6/1/38	1,025	1,142
5.50% 7/1/38	10,237	11,391
5.50% 6/1/39	10,445	11,623
5.50% 3/1/40	8,559	9,523
5.50% 8/1/40	5,079	5,652
5.50% 1/1/41	4,837	5,381
5.50% 6/1/41	56,934	63,329
6.00% 2/1/36	4,842	5,523
6.00% 1/1/38	2,855	3,211
6.00% 6/1/38	8,023	9,046
6.00% 8/1/38	10,790	12,333
6.00% 5/1/40	16,295	18,492
6.00% 7/1/40	16,353	18,445
6.50% 4/1/39	11,475	13,068
GNMA I S.F. 30 yr 5.00% 6/15/40	4,544	5,016

Total Agency Mortgage-Backed Securities (Cost $10,126,181)		10,166,390

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.43%
Banc of America Commercial Mortgage Trust
•Series 2006-1 AM 5.421% 9/10/45	3,317	$3,314
•Series 2007-4 AM 5.809% 2/10/51	40,000	41,809
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	25,000	26,061
•CD Commercial Mortgage Trust Series 2005-CD1 C 5.284% 7/15/44	1,503	1,503
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	29,930	29,990
Citigroup Commercial Mortgage Trust
•Series 2007-C6 AM 5.71% 12/10/49	25,000	25,546
Series 2014-GC25 A4 3.635% 10/10/47	45,000	45,747
Series 2015-GC27 A5 3.137% 2/10/48	50,000	48,797
COMM Mortgage Trust
Series 2013-CR6 A4 3.101% 3/10/46	35,000	34,987
Series 2014-CR16 A4 4.051% 4/10/47	45,000	47,304
Series 2014-CR19 A5 3.796% 8/10/47	50,000	51,526
Series 2014-CR20 A4 3.59% 11/10/47	20,000	20,264
Series 2014-CR20 AM 3.938% 11/10/47	85,000	87,099
Series 2014-CR21 A3 3.528% 12/10/47	30,000	30,240
#Series 2015-3BP A 144A 3.178% 2/10/35	100,000	97,994
Series 2015-CR23 A4 3.497% 5/10/48	20,000	20,068
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	25,000	25,576
#•DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.663% 11/10/46	100,000	110,056
FREMF Mortgage Trust
#•Series 2011-K10 B 144A 4.631% 11/25/49	25,000	26,199
#•Series 2011-K15 B 144A 4.948% 8/25/44	10,000	10,746
#•Series 2012-K18 B 144A 4.255% 1/25/45	20,000	20,570

LVIP Delaware Foundation® Aggressive Allocation Fund–18

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
#•Series 2012-K19 B 144A 4.036% 5/25/45	10,000	$10,171
#•Series 2012-K22 B 144A 3.687% 8/25/45	35,000	34,707
#•Series 2012-K22 C 144A 3.687% 8/25/45	30,000	29,934
#•Series 2012-K707 B 144A 3.883% 1/25/47	15,000	15,291
#•Series 2012-K708 B 144A 3.754% 2/25/45	55,000	55,990
#•Series 2012-K708 C 144A 3.754% 2/25/45	10,000	10,106
#•Series 2013-K26 C 144A 3.599% 12/25/45	15,000	14,472
#•Series 2013-K30 C 144A 3.556% 6/25/45	30,000	27,944
#•Series 2013-K31 C 144A 3.627% 7/25/46	65,000	61,131
#•Series 2013-K33 B 144A 3.503% 8/25/46	30,000	29,022
#•Series 2013-K33 C 144A 3.503% 8/25/46	10,000	9,512
#•Series 2013-K712 144A 3.371% 5/25/45	70,000	70,220
#•Series 2013-K713 144A 3.165% 4/25/46	50,000	49,711
#•Series 2013-K713 C 144A 3.165% 4/25/46	55,000	52,952
#•Series 2014-K716 C 144A 3.953% 8/25/47	20,000	19,874
#•Series 2015-K47 B 144A 3.60% 6/25/48	10,000	8,906
#GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	700,000	716,963
GS Mortgage Securities Trust
#Series 2010-C1 A2 144A 4.592% 8/10/43	100,000	107,344
Series 2014-GC24 A5 3.931% 9/10/47	55,000	57,225
Series 2015-GC32 A4 3.764% 7/10/48	20,000	20,441
#Hilton USA Trust Series 2013-HLT BFX 144A 3.367% 11/5/30	100,000	100,074
#Houston Galleria Mall Trust Series 2015-HGLR A1A2 144A 3.087% 3/5/37	100,000	97,349
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	21,350	21,130

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust (continued)
•Series 2014-C22 B 4.561% 9/15/47	15,000	$15,244
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.498% 8/12/37	15,000	16,115
•Series 2005-LDP5 D 5.522% 12/15/44	25,000	24,938
Series 2006-LDP8 AM 5.44% 5/15/45	89,000	90,552
Series 2015-JP1 A5 3.914% 1/15/49	55,000	56,652
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	2,176	2,183
•Series 2006-C6 AJ 5.452% 9/15/39	35,000	35,217
Series 2006-C6 AM 5.413% 9/15/39	45,000	45,826
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19 AS 3.832% 12/15/47	10,000	10,096
Series 2015-C22 A3 3.046% 4/15/48	25,000	24,159
Series 2015-C23 A4 3.719% 7/15/50	80,000	81,524
Series 2015-C26 A5 3.531% 10/15/48	45,000	45,011
•Morgan Stanley Capital I Trust Series 2006-T23 A4 5.847% 8/12/41	24,983	25,158
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	25,000	24,850
Series 2015-NXS3 A4 3.617% 9/15/57	30,000	30,292
WF-RBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	10,000	10,387

Total Commercial Mortgage-Backed Securities (Cost $3,006,311)		2,964,069

CONVERTIBLE BONDS–0.24%
@Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	33,000	33,289
@American Realty Capital Properties 3.75% exercise price $14.99, maturity date 12/15/20	27,000	24,283

LVIP Delaware Foundation® Aggressive Allocation Fund–19

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
BGC Partners 4.50% exercise price $9.84, maturity date 7/15/16	21,000	$22,824
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	5,000	6,706
Blackstone Mortgage Trust 5.25% exercise price $28.66, maturity date 12/1/18	33,000	33,660
#Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, maturity date 10/15/18	13,000	12,878
Cemex 3.72% exercise price $11.90, maturity date 3/15/20	16,000	12,630
@Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	23,000	20,010
#Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18	10,000	12,450
@GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	9,000	9,051
@fGeneral Cable 4.50% exercise price $33.38, maturity date 11/15/29	14,000	8,636
Gilead Sciences 1.625% exercise price $22.44, maturity date 5/1/16	3,000	13,410
Healthsouth 2.00% exercise price $38.08, maturity date 12/1/43	17,000	18,403
Helix Energy Solutions Group 3.25% exercise price $25.02, maturity date 3/15/32	6,000	4,759
fHologic 2.00% exercise price $31.17, maturity date 3/1/42	13,000	17,404
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	20,000	19,887
#inContact 144A 2.50% exercise price $14.23, maturity date 4/1/22	20,000	18,913
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	4,000	6,190
Jefferies Group 3.875% exercise price $44.53, maturity date 11/1/29	46,000	45,943
#Liberty Interactive 144A 1.00% exercise price $64.23, maturity date 9/30/43	20,000	17,287

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
fMeritor 4.00% exercise price $26.73, maturity date 2/15/27	23,000	$21,864
New Mountain Finance 5.00% exercise price $15.93, maturity date 6/15/19	4,000	3,930
Novellus Systems 2.625% exercise price $34.37, maturity date 5/15/41	10,000	23,581
NuVasive 2.75% exercise price $42.13, maturity date 7/1/17	15,000	20,541
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	8,000	8,805
#PROS Holdings 144A 2.00% exercise price $33.79, maturity date 12/1/19	9,000	8,831
@Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	10,000	8,813
@Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	21,000	19,911
@Titan Machinery 3.75% exercise price $43.17, maturity date 5/1/19	3,000	1,978
•Vector Group 1.75% exercise price $24.64, maturity date 4/15/20	11,000	12,629
•Vector Group 2.50% exercise price $15.98, maturity date 1/15/19	7,000	10,761

Total Convertible Bonds (Cost $494,612)		500,257

CORPORATE BONDS–6.24%
Aerospace & Defense–0.04%
Embraer Netherlands Finance 5.05% 6/15/25	15,000	13,687
Lockheed Martin
2.50% 11/23/20	15,000	14,928
3.55% 1/15/26	25,000	25,139
TransDigm 6.50% 7/15/24	25,000	24,987

		78,741

Air Freight & Logistics–0.07%
Aviation Capital Group
#144A 4.875% 10/1/25	20,000	19,902
#144A 6.75% 4/6/21	40,000	44,850
FedEx 4.75% 11/15/45	25,000	24,867
United Parcel Service 5.125% 4/1/19	45,000	49,678

		139,297

LVIP Delaware Foundation® Aggressive Allocation Fund–20

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Airlines–0.07%
#¿Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27		25,000	$24,219
¿American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26		23,546	23,560
¿American Airlines 2015-1 Pass Through Trust 3.375% 5/1/27		24,495	23,668
¿American Airlines 2015-2 Class AA Pass-Through Trust 3.60% 9/22/27		15,000	15,169
¿United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26		19,406	19,866
¿United Airlines 2014-2 Pass Through Trust 3.75% 9/3/26		45,000	45,452

			151,934

Auto Components–0.05%
American Axle & Manufacturing 6.25% 3/15/21		35,000	36,356
Delphi Automotive 3.15% 11/19/20		20,000	19,997
Lear 5.25% 1/15/25		50,000	51,125

			107,478

Automobiles–0.09%
Daimler 2.75% 12/10/18	NOK	320,000	37,382
Ford Motor 7.45% 7/16/31		51,000	63,090
#Hyundai Capital America 144A 2.55% 2/6/19		50,000	49,648
Toyota Finance Australia 3.04% 12/20/16	NZD	50,000	34,041

			184,161

Banks–0.85%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	25,000	18,778
Bank of America
3.875% 8/1/25		85,000	86,458
3.95% 4/21/25		180,000	175,615
#BBVA Bancomer 144A 7.25% 4/22/20		100,000	106,675
Citizens Financial Group 4.30% 12/3/25		40,000	40,290
City National 5.25% 9/15/20		45,000	50,075
Cooperatieve Centrale Raiffeisen-Boerenleenbank 4.25% 1/13/22	AUD	12,000	8,995
Fifth Third Bancorp 2.875% 7/27/20		20,000	19,999

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase
•0.953% 1/28/19		26,000	$25,827
4.25% 10/1/27		75,000	74,992
•6.75% 8/29/49		40,000	43,650
KeyBank 5.45% 3/3/16		250,000	251,714
•National City Bank 0.822% 6/7/17		335,000	333,014
Santander UK Group Holdings 2.875% 10/16/20		105,000	104,497
Toronto-Dominion Bank 2.50% 12/14/20		50,000	50,037
•@USB Capital IX 3.50% 10/29/49		275,000	212,094
Wells Fargo
2.55% 12/7/20		85,000	84,640
4.30% 7/22/27		60,000	61,375
Zions Bancorp 4.50% 6/13/23		20,000	20,580

			1,769,305

Biotechnology–0.06%
Celgene 4.625% 5/15/44		10,000	9,482
Immucor 11.125% 8/15/19		115,000	105,225

			114,707

Building Products–0.01%
Fortune Brands Home & Security 3.00% 6/15/20		25,000	24,889

			24,889

Capital Markets–0.12%
Affiliated Managers Group 3.50% 8/1/25		40,000	38,122
Bank of New York Mellon 2.15% 2/24/20		10,000	9,897
Jefferies Group
6.45% 6/8/27		25,000	26,529
6.50% 1/20/43		15,000	13,912
Lazard Group 6.85% 6/15/17		28,000	29,822
Morgan Stanley
3.95% 4/23/27		5,000	4,864
5.00% 9/30/21	AUD	14,000	10,695
State Street
2.55% 8/18/20		45,000	45,590
3.10% 5/15/23		25,000	24,729
3.55% 8/18/25		45,000	46,471

			250,631

Chemicals–0.23%
CF Industries 6.875% 5/1/18		80,000	86,728
Dow Chemical 8.55% 5/15/19		223,000	263,035
#Grace (W.R.) 144A 5.125% 10/1/21		10,000	10,125
LyondellBasell Industries 4.625% 2/26/55		25,000	20,355

LVIP Delaware Foundation® Aggressive Allocation Fund–21

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
Methanex 4.25% 12/1/24		55,000	$48,851
PolyOne 5.25% 3/15/23		25,000	24,500
PPG Industries 2.30% 11/15/19		35,000	34,670

			488,264

Commercial Services & Supplies–0.02%
#Penske Truck Leasing 144A 3.30% 4/1/21		20,000	19,741
#Prestige Brands 144A 5.375% 12/15/21		25,000	24,125

			43,866

Communications Equipment–0.01%
Motorola Solutions 4.00% 9/1/24		25,000	21,734

			21,734

Construction & Engineering–0.03%
AECOM 5.875% 10/15/24		59,000	60,401

			60,401

Consumer Finance–0.12%
General Motors Financial
3.45% 4/10/22		80,000	76,847
4.00% 1/15/25		55,000	52,279
4.375% 9/25/21		35,000	35,536
SunTrust Banks 2.35% 11/1/18		60,000	60,353
Toyota Motor Credit 2.80% 7/13/22		20,000	19,925

			244,940

Containers & Packaging–0.04%
Ball 5.25% 7/1/25		30,000	30,787
#Brambles USA 144A 4.125% 10/23/25		15,000	15,113
#BWAY Holding 144A 9.125% 8/15/21		30,000	28,200
#Owens-Brockway Glass Container 144A 5.875% 8/15/23		10,000	10,169

			84,269

Diversified Financial Services–0.24%
General Electric Capital
2.10% 12/11/19		70,000	70,032
4.25% 1/17/18	NZD	50,000	34,531
5.55% 5/4/20		30,000	33,997
6.00% 8/7/19		56,000	63,470
National Rural Utilities Cooperative Finance
2.85% 1/27/25		115,000	112,095
•4.75% 4/30/43		60,000	59,334
#Peachtree Corners Funding Trust 144A 3.976% 2/15/25		100,000	99,466

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
•Voya Financial 5.65% 5/15/53		35,000	$34,650

			507,575

Diversified Telecommunication Services–0.21%
AT&T 4.50% 5/15/35		30,000	27,833
Bell Canada 3.35% 3/22/23	CAD	19,000	14,041
CenturyLink
5.80% 3/15/22		45,000	41,411
6.75% 12/1/23		45,000	42,356
#Frontier Communications 144A 8.875% 9/15/20		40,000	40,600
Hughes Satellite Systems 7.625% 6/15/21		15,000	15,956
#Level 3 Financing 144A 5.375% 5/1/25		25,000	24,969
SBA Tower Trust
#144A 2.24% 4/16/18		40,000	39,270
#144A 2.898% 10/15/19		25,000	24,430
Telefonica Emisiones 6.421% 6/20/16		75,000	76,732
Verizon Communications 4.862% 8/21/46		85,000	80,783

			428,381

Electric Utilities–0.88%
#AES Gener 144A 5.25% 8/15/21		50,000	51,403
Appalachian Power
3.40% 6/1/25		100,000	97,779
4.45% 6/1/45		25,000	23,826
Berkshire Hathaway Energy 3.75% 11/15/23		110,000	113,066
Cleveland Electric Illuminating 5.50% 8/15/24		5,000	5,640
@ComEd Financing III 6.35% 3/15/33		60,000	61,392
Commonwealth Edison 4.35% 11/15/45		40,000	40,363
Consumers Energy 4.10% 11/15/45		15,000	14,936
Duke Energy
3.75% 4/15/24		50,000	50,747
4.80% 12/15/45		55,000	55,786
#•Electricite de France 144A 5.25% 12/29/49		100,000	94,375
Entergy 4.00% 7/15/22		115,000	117,484
Entergy Arkansas 3.70% 6/1/24		20,000	20,420
#Exelon 144A 3.95% 6/15/25		40,000	40,025
Great Plains Energy 4.85% 6/1/21		25,000	26,880
Indiana Michigan Power 3.20% 3/15/23		15,000	14,812

LVIP Delaware Foundation® Aggressive Allocation Fund–22

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
IPALCO Enterprises 5.00% 5/1/18	45,000	$47,363
ITC Holdings 3.65% 6/15/24	25,000	24,670
Kansas City Power & Light 3.65% 8/15/25	65,000	65,586
LG&E & KU Energy 4.375% 10/1/21	115,000	121,661
#Metropolitan Edison 144A 4.00% 4/15/25	30,000	29,757
MidAmerican Energy 4.25% 5/1/46	45,000	44,627
NextEra Energy Capital Holdings
2.40% 9/15/19	65,000	64,097
3.625% 6/15/23	25,000	24,947
NV Energy 6.25% 11/15/20	45,000	51,173
Pennsylvania Electric 5.20% 4/1/20	55,000	58,689
Southern 2.75% 6/15/20	190,000	188,264
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	45,000	45,091
Westar Energy 3.25% 12/1/25	25,000	25,103
Wisconsin Electric Power 4.30% 12/15/45	25,000	25,629
Xcel Energy 3.30% 6/1/25	185,000	181,213

		1,826,804

Food Products–0.06%
Campbell Soup 3.30% 3/19/25	55,000	54,813
#JBS USA Finance 144A 5.75% 6/15/25	70,000	61,250

		116,063

Gas Utilities–0.07%
AmeriGas Finance 7.00% 5/20/22	40,000	38,900
Dominion Gas Holdings
3.60% 12/15/24	45,000	44,583
4.60% 12/15/44	60,000	55,977

		139,460

Health Care Equipment & Supplies–0.09%
Becton Dickinson 6.375% 8/1/19	75,000	84,731
Kinetic Concepts 10.50% 11/1/18	35,000	34,213
Mallinckrodt International Finance
#144A 4.875% 4/15/20	20,000	19,350
#144A 5.50% 4/15/25	55,000	50,875

		189,169

Health Care Providers & Services–0.20%
Community Health Systems 6.875% 2/1/22	67,000	63,901

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
#CVS Health 144A 5.00% 12/1/24	25,000	$27,094
DaVita HealthCare Partners 5.00% 5/1/25	85,000	82,237
Express Scripts Holding
2.25% 6/15/19	40,000	39,797
3.50% 6/15/24	20,000	19,739
HCA 5.375% 2/1/25	75,000	74,156
HealthSouth
5.125% 3/15/23	10,000	9,625
5.75% 11/1/24	10,000	9,587
#144A 5.75% 9/15/25	5,000	4,675
Highmark
#144A 4.75% 5/15/21	40,000	40,722
#144A 6.125% 5/15/41	20,000	19,899
Tenet Healthcare 4.50% 4/1/21	35,000	34,300

		425,732

Hotels, Restaurants & Leisure–0.08%
Host Hotels & Resorts 4.50% 2/1/26	40,000	39,563
Marriott International 3.375% 10/15/20	40,000	40,759
MGM Resorts International 6.00% 3/15/23	51,000	50,745
Starwood Hotels & Resorts Worldwide
@3.75% 3/15/25	35,000	34,327
@4.50% 10/1/34	5,000	4,521

		169,915

Household Durables–0.01%
Harman International Industries 4.15% 5/15/25	25,000	24,006

		24,006

Independent Power & Renewable Electricity Producers–0.03%
Calpine 5.375% 1/15/23	30,000	27,075
Dynegy 7.625% 11/1/24	37,000	31,813

		58,888

Industrial Conglomerates–0.06%
•General Electric 4.00% 12/29/49	123,450	123,604

		123,604

Insurance–0.31%
Berkshire Hathaway Finance 2.90% 10/15/20	55,000	57,038
#HUB International 144A 7.875% 10/1/21	34,000	30,685
MetLife
•5.25% 12/29/49	115,000	117,300
6.817% 8/15/18	85,000	95,757

LVIP Delaware Foundation® Aggressive Allocation Fund–23

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Prudential Financial
•5.375% 5/15/45	35,000	$35,000
•5.625% 6/15/43	20,000	20,500
•5.875% 9/15/42	55,000	57,447
TIAA Asset Management Finance
#144A 2.95% 11/1/19	35,000	35,101
#144A 4.125% 11/1/24	80,000	80,419
#USI 144A 7.75% 1/15/21	10,000	9,637
XLIT
4.45% 3/31/25	45,000	44,149
5.50% 3/31/45	40,000	37,502
•6.50% 12/29/49	30,000	21,863

		642,398

Internet Software & Services–0.11%
Baidu 2.75% 6/9/19	200,000	199,200
Zayo Group 6.00% 4/1/23	35,000	33,250

		232,450

Machinery–0.07%
Crane
2.75% 12/15/18	10,000	9,976
4.45% 12/15/23	60,000	61,895
Meritor 6.75% 6/15/21	25,000	23,125
Parker Hannifin 3.30% 11/21/24	5,000	5,049
@Trinity Industries 4.55% 10/1/24	50,000	45,880

		145,925

Media–0.33%
21st Century Fox America
#144A 3.70% 10/15/25	15,000	14,993
#144A 4.95% 10/15/45	45,000	44,488
CC Holdings GS V 3.849% 4/15/23	15,000	14,744
#CCO Holdings 144A 5.125% 5/1/23	50,000	50,125
#CCO Safari II 144A 4.908% 7/23/25	100,000	100,054
#CCOH Safari 144A 5.75% 2/15/26	25,000	25,125
CSC Holdings 5.25% 6/1/24	105,000	92,400
DISH DBS 5.00% 3/15/23	25,000	21,750
Gray Television 7.50% 10/1/20	30,000	30,937
#SES 144A 3.60% 4/4/23	75,000	73,303
#SES GLOBAL Americas Holdings 144A 5.30% 3/25/44	110,000	105,230
Time Warner 4.85% 7/15/45	50,000	47,795
Time Warner Cable 5.50% 9/1/41	10,000	9,066
#Tribune Media 144A 5.875% 7/15/22	55,000	55,137

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
WPP Finance 2010 5.625% 11/15/43	10,000	$10,181

		695,328

Metals & Mining–0.12%
ArcelorMittal 10.85% 6/1/19	145,000	136,663
#Gerdau Holdings 144A 7.00% 1/20/20	100,000	90,000
@Joseph T Ryerson & Son 11.25% 10/15/18	6,000	4,500
#@Lundin Mining 144A 7.50% 11/1/20	25,000	23,500

		254,663

Multi-Utilities–0.31%
Ameren Illinois 9.75% 11/15/18	263,000	317,015
American Water Capital
3.40% 3/1/25	10,000	10,171
4.30% 9/1/45	40,000	40,585
CMS Energy 6.25% 2/1/20	60,000	68,115
#DTE Energy 144A 3.30% 6/15/22	45,000	45,201
•@Integrys Energy Group 6.11% 12/1/66	85,000	64,612
Louisville Gas & Electric 4.375% 10/1/45	25,000	25,605
Puget Energy 6.00% 9/1/21	35,000	39,478
WEC Energy Group 3.55% 6/15/25	40,000	40,303

		651,085

Oil, Gas & Consumable Fuels–0.40%
Continental Resources 4.50% 4/15/23	60,000	43,170
Ecopetrol 5.375% 6/26/26	30,000	25,613
•Enbridge Energy Partners 8.05% 10/1/37	125,000	102,813
Energy Transfer Partners 9.70% 3/15/19	60,000	66,125
EnLink Midstream Partners 4.15% 6/1/25	45,000	34,674
•Enterprise Products Operating 7.034% 1/15/68	15,000	15,263
Murphy Oil USA 6.00% 8/15/23	60,000	63,300
Noble Energy 5.05% 11/15/44	35,000	28,355
Petroleos Mexicanos
#144A 3.50% 7/23/20	45,000	42,705
6.50% 6/2/41	25,000	21,737
Plains All American Pipeline 8.75% 5/1/19	120,000	131,740
Regency Energy Partners 5.875% 3/1/22	50,000	47,188
Williams Partners 7.25% 2/1/17	95,000	96,900

LVIP Delaware Foundation® Aggressive Allocation Fund–24

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#Woodside Finance 144A 8.75% 3/1/19	105,000	$120,547

		840,130

Paper & Forest Products–0.08%
Georgia-Pacific 8.00% 1/15/24	125,000	158,321

		158,321

Pharmaceuticals–0.05%
AstraZeneca
2.375% 11/16/20	35,000	34,790
3.375% 11/16/25	60,000	59,689

		94,479

Real Estate Investment Trusts–0.31%
American Tower
2.80% 6/1/20	10,000	9,895
4.00% 6/1/25	15,000	14,773
#American Tower Trust I 144A 3.07% 3/15/23	55,000	54,066
CBL & Associates
4.60% 10/15/24	40,000	37,769
5.25% 12/1/23	10,000	9,581
Corporate Office Properties
3.60% 5/15/23	40,000	36,914
5.25% 2/15/24	40,000	40,986
DDR
7.50% 4/1/17	10,000	10,657
7.875% 9/1/20	85,000	101,833
Education Realty Operating Partnership 4.60% 12/1/24	45,000	44,479
Equinix 5.375% 4/1/23	57,000	58,425
GEO Group
5.125% 4/1/23	30,000	28,575
5.875% 10/15/24	35,000	34,125
Hospitality Properties Trust 4.50% 3/15/25	45,000	43,284
Host Hotels & Resorts 3.75% 10/15/23	10,000	9,657
Kimco Realty 3.40% 11/1/22	10,000	9,921
#Omega Healthcare Investors 144A 5.25% 1/15/26	25,000	25,567
UDR 4.00% 10/1/25	15,000	15,173
Ventas Realty 4.125% 1/15/26	25,000	24,972
WP Carey 4.60% 4/1/24	35,000	34,961

		645,613

Semiconductors & Semiconductor Equipment–0.01%
Micron Technology 5.50% 2/1/25	30,000	26,175

		26,175

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software–0.11%
CDK Global 4.50% 10/15/24	30,000	$29,905
First Data
#144A 5.00% 1/15/24	20,000	19,950
#144A 5.75% 1/15/24	115,000	113,563
#144A 7.00% 12/1/23	16,000	16,040
Microsoft 4.20% 11/3/35	15,000	15,348
Oracle 3.25% 5/15/30	45,000	42,332

		237,138

Specialty Retail–0.08%
AutoNation 3.35% 1/15/21	10,000	9,976
QVC 5.45% 8/15/34	50,000	43,371
Signet UK Finance 4.70% 6/15/24	115,000	113,443

		166,790

Textiles, Apparel & Luxury Goods–0.02%
#INVISTA Finance 144A 4.25% 10/15/19	50,000	48,750

		48,750

Trading Companies & Distributors–0.03%
United Rentals North America 5.50% 7/15/25	56,000	54,530

		54,530

Wireless Telecommunication Services–0.16%
#Crown Castle Towers 144A 4.883% 8/15/20	210,000	225,097
Sprint 7.125% 6/15/24	75,000	54,469
T-Mobile USA 6.125% 1/15/22	45,000	46,350

		325,916

Total Corporate Bonds (Cost $13,158,911)		12,993,905

NON-AGENCY ASSET-BACKED SECURITIES–1.16%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	87,013	90,912
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	100,000	99,402
Series 2014-4 A2 1.43% 6/17/19	70,000	69,749
•American Express Credit Account Secured Note Trust Series 2012-4 A 0.571% 5/15/20	135,000	134,637
Avis Budget Rental Car Funding AESOP
#Series 2011-3A A 144A 3.41% 11/20/17	100,000	101,106

LVIP Delaware Foundation® Aggressive Allocation Fund–25

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Avis Budget Rental Car Funding AESOP (continued)
#Series 2013-1A A 144A 1.92% 9/20/19	100,000	$99,250
#Series 2014-1A A 144A 2.46% 7/20/20	100,000	100,317
BA Credit Card Trust
•Series 2014-A2 A 0.601% 9/16/19	30,000	29,966
•Series 2014-A3 A 0.621% 1/15/20	35,000	34,962
•Series 2015-A1 A 0.661% 6/15/20	135,000	134,736
#Cabela’s Credit Card Master Note Trust Series 2012-2A A1 144A 1.45% 6/15/20	100,000	99,730
•Capital One Multi-Asset Execution Trust Series 2007-A5 A5 0.371% 7/15/20	100,000	99,502
•Chase Issuance Trust Series 2014-A5 A5 0.701% 4/15/21	100,000	99,507
#CIT Equipment Collateral Series 2014-VT1 A2 144A 0.86% 5/22/17	74,327	74,257
•Citibank Credit Card Issuance Trust Series 2014-A9 A9 0.67% 11/23/18	105,000	104,970
Discover Card Execution Note Trust Series 2015-A3 A 1.45% 3/15/21	100,000	99,079
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	30,000	29,862
#Ford Credit Auto Owner Trust Series 2014-2 A 144A 2.31% 4/15/26	100,000	99,836
•GE Dealer Floorplan Master Note Trust Series 2014-2 A 0.852% 10/20/19	50,000	49,909
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	48,750	44,315
Honda Auto Receivables Owner Trust Series 2015-3 A3 1.27% 4/18/19	100,000	99,530
#MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22	100,000	99,302
•Nissan Auto Lease Trust Series 2015-B A2B 0.861% 12/15/17	30,000	30,020
#•PFS Financing Series 2015-AA A 144A 0.951% 4/15/20	100,000	98,279
#Porsche Innovative Lease Owner Trust Series 2015-1 A3 144A 1.19% 7/23/18	100,000	98,861

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	100,000	$99,506
Series 2015-2 A 1.60% 4/15/21	100,000	99,287
#Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19	100,000	98,709

Total Non-Agency Asset-Backed Securities (Cost $2,435,931)		2,419,498

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.26%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	2,533	2,536
Series 2005-6 7A1 5.50% 7/25/20	2,135	2,083
•ChaseFlex Trust Series 2006-1 A4 4.775% 6/25/36	100,000	85,802
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	24,443	24,483
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	27,033	27,874
•Series 2007-A1 7A4 2.685% 7/25/35	14,406	12,725
•New Residential Mortgage Loan Trust Series 2015-2A A1 3.75% 8/25/55	98,247	99,674
Sequoia Mortgage Trust
#•Series 2013-11 B1 144A 3.679% 9/25/43	95,002	94,482
#•Series 2014-2 A4 144A 3.50% 7/25/44	63,260	63,556
#•Series 2015-1 B2 144A 3.896% 1/25/45	14,696	14,696
¿Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34	14,479	14,776
#•Towd Point Mortgage Trust Series 2015-5 A1B 144A 2.75% 5/25/55	97,524	96,314

Total Non-Agency Collateralized Mortgage Obligations (Cost $511,586)		539,001

ΔREGIONAL BONDS–0.06%
Australia–0.03%
New South Wales Treasury 4.00% 5/20/26	AUD 66,700	52,120
Queensland Treasury #144A 3.25% 7/21/26	AUD 14,000	9,981

		62,101

LVIP Delaware Foundation® Aggressive Allocation Fund–26

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔREGIONAL BONDS (continued)
Canada–0.03%
Province of Ontario Canada 3.45% 6/2/45	CAD	12,000	$9,075
Province of Quebec Canada 6.00% 10/1/29	CAD	50,000	49,061

			58,136

Total Regional Bonds (Cost $137,639)			120,237

«SENIOR SECURED LOANS–1.56%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		104,650	104,641
Aramark Tranche E 3.25% 9/7/19		60,050	60,012
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 2/1/23		45,000	44,610
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		360,114	346,160
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21		37,343	32,955
Community Health Systems Tranche F 1st Lien 3.657% 12/31/18		24,127	23,850
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19		31,292	30,583
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21		57,576	56,795
Emdeon 1st Lien 3.75% 11/2/18		71,759	70,660
Energy Transfer Equity 1st Lien 3.25% 12/2/19		235,000	212,424
FCA US Tranche B 1st Lien 3.50% 5/24/17		9,720	9,702
First Data Tranche B 1st Lien 4.418% 3/24/21		225,450	225,027
Gardner Denver 1st Lien 4.25% 7/30/20		133,216	120,328
HCA Tranche B5 1st Lien 3.174% 3/31/17		115,345	115,353
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20		202,800	202,684
Huntsman International Tranche B 1st Lien 3.75% 10/1/21		188,100	185,114
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18		62,572	61,571
Immucor Tranche B2 5.00% 8/19/18		77,298	73,819
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19		134,296	127,342
JLL/Delta Dutch Newco 1st Lien 4.25% 3/11/21		24,625	23,813
Landry’s Tranche B 4.00% 4/24/18		36,077	35,948

	Principal Amount°		Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20		75,000	$74,886
MPH Acquisition Tranche B 3.75% 3/31/21		203,010	198,104
Numericable 4.50% 5/21/20		84,927	82,024
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20		73,473	70,962
@Republic of Angola (Unsecured) 7.045% 12/16/23		92,000	79,120
@Sensus 2nd Lien 8.50% 5/9/18		80,000	78,600
Smart & Final Stores Tranche B 1st Lien 4.00% 11/15/19		23,097	22,847
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20		183,759	180,176
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		53,359	51,825
Valeant Pharmaceuticals International Tranche BE 3.75% 8/5/20		245,734	236,396

Total Senior Secured Loans (Cost $3,328,997)			3,238,331

ΔSOVEREIGN BONDS–0.39%
Australia–0.01%
Australia Government Bond 3.75% 4/21/37	AUD	35,000	26,719

			26,719

Canada–0.00%
Canadian Government Bond 2.75% 12/1/48	CAD	10,000	8,200

			8,200

Dominican Republic–0.05%
#Dominican Republic International Bond 144A 5.50% 1/27/25		100,000	96,750

			96,750

Indonesia–0.10%
#Indonesia Government International Bond 144A 4.875% 5/5/21		200,000	207,914

			207,914

Japan–0.01%
Japan Government Forty Year Bond 1.40% 3/20/55	JPY	2,350,000	19,607

			19,607

Mexico–0.04%
Mexican Bonos
7.50% 6/3/27	MXN	589,000	37,185
10.00% 12/5/24	MXN	734,000	54,104

			91,289

LVIP Delaware Foundation® Aggressive Allocation Fund–27

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Norway–0.02%
Kommunalbanken 5.00% 3/28/19	NZD	24,000	$17,186
#Norway Government Bond 144A 2.00% 5/24/23	NOK	113,000	13,451

			30,637

Peru–0.02%
Peruvian Government International Bond 4.125% 8/25/27		34,000	33,490

			33,490

Poland–0.01%
Poland Government Bond 3.25% 7/25/25	PLN	97,000	25,450

			25,450

Portugal–0.01%
#Portugal Government International Bond 144A 5.125% 10/15/24		18,000	18,410

			18,410

Republic of Korea–0.03%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	77,400,984	64,193

			64,193

Sweden–0.01%
Sweden Government Bond 1.50% 11/13/23	SEK	150,000	18,669

			18,669

United Kingdom–0.06%
United Kingdom Gilt
3.25% 1/22/44	GBP	20,000	32,829
3.50% 1/22/45	GBP	21,100	36,321
United Kingdom Gilt Inflation Linked 0.125% 3/22/24	GBP	41,748	65,390

			134,540

Uruguay–0.02%
Uruguay Government International Bond 4.375% 10/27/27		39,000	38,513

			38,513

Total Sovereign Bonds (Cost $866,764)			814,381

SUPRANATIONAL BANKS–0.04%
European Bank for Reconstruction & Development 7.375% 4/15/19	IDR	300,000,000	20,553

	Principal Amount°		Value (U.S. $)

SUPRANATIONAL BANKS (continued)
Inter-American Development Bank 6.00% 9/5/17	INR	3,300,000	$49,286
International Bank for Reconstruction & Development 4.625% 10/6/21	NZD	13,000	9,299
International Finance 3.625% 5/20/20	NZD	12,000	8,233

Total Supranational Banks (Cost $96,928)			87,371

U.S. TREASURY OBLIGATIONS–3.42%
U.S. Treasury Bonds 3.00% 11/15/45		975,000	972,239
•U.S. Treasury Floating Rate Note 0.383% 10/31/17		1,550,000	1,548,729
U.S. Treasury Notes
1.625% 11/30/20		2,130,000	2,117,561
2.25% 11/15/25		2,480,000	2,474,720

Total U.S. Treasury Obligations (Cost $7,150,446)			7,113,249

	Number of Shares
RIGHT–0.00%
†Rumo Logistica Operadora Multimodal exercise price BRL 6.05, expiration date 2/1/16		2,073	79

Total Right (Cost $0)			79

MONEY MARKET FUND–2.17%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)		4,515,583	4,515,583

Total Money Market Fund (Cost $4,515,583)			4,515,583

LVIP Delaware Foundation® Aggressive Allocation Fund–28

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–1.92%
≠Discounted Commercial Paper–1.92%
BNP Paribas New York Branch 0.20% 1/4/16	4,000,000	$3,999,933

Total Short-Term Investment (Cost $3,999,933)		3,999,933

TOTAL VALUE OF SECURITIES–102.08% (Cost $175,561,856)	$212,490,559
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.08%)	(4,322,730)

NET ASSETS APPLICABLE TO 13,996,702 SHARES OUTSTANDING–100.00%	$208,167,829

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND STANDARD CLASS ($181,811,109 / 12,223,503 Shares)	$14.874

NET ASSET VALUE–LVIP DELAWARE FOUNDATION® AGGRESSIVE ALLOCATION FUND SERVICE CLASS ($26,356,720 / 1,773,199 Shares)	$14.864

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$156,409,025
Distributions in excess of net investment income	(189,813)
Accumulated net realized gain on investments	15,062,239
Net unrealized appreciation of investments and derivatives	36,886,378

Total net assets	$208,167,829

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $7,050,962, which represents 3.39% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«

Includes $150,139 cash collateral held at broker and $103,971 foreign currencies collateral due to broker for futures contracts, $48,703 cash collateral held at broker and $15,994 foreign currencies collateral held at broker for swap contracts, at value, $121,613 due to manager and affiliates, $12,514 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $5,637,371 payable for securities purchased, and $257,663 payable for fund shares redeemed as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $3,024,848, which represents 1.45% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $193,303, which represents 0.09% of the fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP Delaware Foundation® Aggressive Allocation Fund–29

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2015.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(103,805)	USD	74,262	1/29/16	$(1,285)
BAML	CAD	(110,467)	USD	79,141	1/29/16	(684)
BAML	EUR	85,362	USD	(92,897)	1/29/16	(66)
BAML	NZD	(153,831)	USD	103,637	1/29/16	(1,369)
BNP	AUD	15,240	USD	(10,896)	1/29/16	195
BNP	MXN	(354,393)	USD	20,649	1/29/16	130
BNP	NOK	(427,313)	USD	48,526	1/29/16	192
HSBC	GBP	(32,798)	USD	48,865	1/29/16	509
JPMC	KRW	(73,705,250)	USD	62,520	1/29/16	(159)
JPMC	PLN	(82,145)	USD	21,029	1/29/16	104
JPMC	SEK	(161,965)	USD	18,980	1/29/16	(218)
TD	CAD	(30,445)	USD	21,858	1/29/16	(143)
TD	JPY	(2,453,198)	USD	20,237	1/29/16	(185)
TD	MXN	1,091,127	USD	(63,539)	1/29/16	(362)
UBS	INR	647,124	USD	(9,721)	1/29/16	5

						$(3,336)

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(21) E-mini S&P 500 Index	$(2,124,844)	$(2,137,170)	3/19/16	$(12,326)
11 Euro-Bund	1,910,476	1,887,728	3/9/16	(22,748)
(17) U.S. Treasury 10 yr Notes	(2,141,524)	(2,140,406)	3/22/16	1,117
9 U.S. Treasury Long Bonds	1,381,614	1,383,750	3/22/16	2,137

				$(31,820)

LVIP Delaware Foundation® Aggressive Allocation Fund–30

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased:
ICE	JPMC - CDX.NA.HY.25[3]	215,000	5.00%	12/20/20	$(4,517)	$ 2,087
ICE	JPMC - CDX.NA.HY.25[3]	215,000	5.00%	12/20/20	(5,052)	2,622
ICE	JPMC - CDX.NA.HY.25[3]	220,000	5.00%	12/20/20	766	(3,253)
ICE	JPMC - CDX.NA.HY.25[3]	230,000	5.00%	12/20/20	(5,171)	2,571
	MSC iTraxx® Europe
ICE	Crossover Series 24[4]	EUR 155,000	5.00%	12/20/20	(14,415)	620
JPMC	CDX.EM.24[5]	234,220	1.00%	12/20/20	23,993	2,094
	People’s Republic of China/7.50% 10/28/27
JPMC	Aa3	92,000	1.00%	9/20/20	173	29

						$ 6,770

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

3Markit’s CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

4Markit’s iTraxx® Europe Crossover index is composed of up to fifty (50) European entities with non-investment grade credit ratings that trade in the CDS market.

5Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia.

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNP–BNP Paribas

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CDX.NA.HY–Credit Default Swap Index North America

High Yield

CITI–Citigroup Global Securities

CS–Credit Suisse

CVA–Dutch Certificate

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

EUR–Euro

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GE–General Electric

GNMA–Government National Mortgage Association

LVIP Delaware Foundation® Aggressive Allocation Fund–31

LVIP Delaware Foundation® Aggressive Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

GSC–Goldman Sachs Capital

GS–Goldman Sachs

HSBC–Hong Kong Shanghai Bank

ICE–IntercontinentalExchange, Inc.

IDR–Indonesian Rupiah

INR–Indian Rupee

IT–Information Technology

JPMBB–JPMorgan Barclays Bank

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LB–Lehman Brothers

MSC–Morgan Stanley Capital

MXN–Mexican Peso

NOK–Norwegian Kroner

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PLN–Polish Zloty

RBS–Royal Bank of Scotland

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

SPDR®–Standard & Poor’s Depository Receipts

TBA–To be announced

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–32

LVIP Delaware Foundation® Aggressive

Allocation Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$3,944,872
Interest	1,609,652
Foreign tax withheld	(171,110)

5,383,414

EXPENSES:
Management fees	1,710,053
Professional fees	78,182
Distribution fees-Service Class	70,678
Pricing fees	69,830
Reports and statements to shareholders	68,327
Accounting and administration expenses	54,331
Custodian fees	51,628
Trustees’ fees and expenses	5,570
Consulting fees	1,878
Other	2,498

2,112,975
Less management fees waived	(228,007)
Less expenses reimbursed	(149,839)

Total operating expenses	1,735,129

NET INVESTMENT INCOME	3,648,285

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	17,753,938
Foreign currencies	(280,233)
Foreign currency exchange contracts	7,787
Futures contracts	(98,608)
Options purchased	(16,257)
Swap contracts	(5,646)

Net realized gain	17,360,981

Net change in unrealized appreciation (depreciation) of:
Investments	(23,515,007)
Foreign currencies	18,818
Foreign currency exchange contracts	(20,397)
Futures contracts	14,408
Swap contracts	5,097

Net change in unrealized appreciation (depreciation)	(23,497,081)

NET REALIZED AND UNREALIZED LOSS	(6,136,100)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,487,815)

*Includes $342 currency taxes paid.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation®Aggressive

Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,648,285	$4,461,473
Net realized gain	17,360,981	16,193,157
Net change in unrealized appreciation (depreciation)	(23,497,081)	(10,019,182)

Net increase (decrease) in net assets resulting from operations	(2,487,815)	10,635,448

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,282,331)	(4,936,898)
Service Class	(407,106)	(603,243)
Net realized gain on investments:
Standard Class	(6,743,581)	—
Service Class	(966,617)	—

	(11,399,635)	(5,540,141)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,679,868	9,081,306
Service Class	7,425,128	6,457,449
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	10,025,912	4,936,898
Service Class	1,373,723	603,243

	26,504,631	21,078,896

Cost of shares redeemed:
Standard Class	(33,655,676)	(33,149,248)
Service Class	(9,265,527)	(9,343,810)

	(42,921,203)	(42,493,058)

Decrease in net assets derived from capital share transactions	(16,416,572)	(21,414,162)

NET DECREASE IN NET ASSETS	(30,304,022)	(16,318,855)
NET ASSETS:
Beginning of year	238,471,851	254,790,706

End of year	$208,167,829	$238,471,851

Distributions in excess of net investment income	$(189,813)	$(323,362)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–33

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Standard Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.931	$15.629	$13.195	$11.855	$12.376

Income (loss) from investment operations:
Net investment income[1]	0.261	0.292	0.250	0.254	0.255
Net realized and unrealized gain (loss)	(0.487)	0.388	2.418	1.318	(0.508)

Total from investment operations	(0.226)	0.680	2.668	1.572	(0.253)

Less dividends and distributions from:
Net investment income	(0.273)	(0.378)	(0.234)	(0.232)	(0.268)
Net realized gain	(0.558)	—	—	—	—

Total dividends and distributions	(0.831)	(0.378)	(0.234)	(0.232)	(0.268)

Net asset value, end of period	$14.874	$15.931	$15.629	$13.195	$11.855

Total return[2]	(1.33% )	4.34%	20.24%	13.29%	(2.03% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181,811	$209,869	$224,511	$206,140	$229,418
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.90%	0.87%	0.90%	0.91%	0.89%
Ratio of net investment income to average net assets	1.63%	1.82%	1.72%	2.00%	2.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.46%	1.68%	1.55%	1.82%	1.88%
Portfolio turnover	69%	61%	70%	76%	81%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–34

LVIP Delaware Foundation® Aggressive Allocation Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Delaware Foundation® Aggressive Allocation Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.920	$15.620	$13.190	$11.851	$12.371

Income (loss) from investment operations:
Net investment income[1]	0.220	0.252	0.213	0.222	0.223
Net realized and unrealized gain (loss)	(0.485)	0.386	2.415	1.317	(0.506)

Total from investment operations	(0.265)	0.638	2.628	1.539	(0.283)

Less dividends and distributions from:
Net investment income	(0.233)	(0.338)	(0.198)	(0.200)	(0.237)
Net realized gain	(0.558)	—	—	—	—

Total dividends and distributions	(0.791)	(0.338)	(0.198)	(0.200)	(0.237)

Net asset value, end of period	$14.864	$15.920	$15.620	$13.190	$11.851

Total return[2]	(1.58% )	4.08%	19.94%	13.01%	(2.27% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,357	$28,603	$30,280	$27,915	$29,114
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.15%	1.12%	1.15%	1.16%	1.14%
Ratio of net investment income to average net assets	1.38%	1.57%	1.47%	1.75%	1.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.21%	1.43%	1.30%	1.57%	1.63%
Portfolio turnover	69%	61%	70%	76%	81%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–35

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Aggressive Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital growth.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–Equity securities and exchange-traded funds (ETFs), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period, (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement

LVIP Delaware Foundation® Aggressive Allocation Fund–36

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e. the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $799 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class and 0.98% for the Service Class. The agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Delaware Investments Fund Advisers (“DIFA”) (the “Sub-Adviser”), a series of the Delaware Management Business Trust, and its affiliate, and Jackson Square Partners, LLC (JSP), are responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA and JSP a fee based on the Fund’s average daily net assets.

LVIP Delaware Foundation® Aggressive Allocation Fund–37

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$9,949
Legal	2,772

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $54,344 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$12,514
Management fees payable to LIAC	115,963
Distribution fees payable to LFD	5,650

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $161,123 and securities sales of $429,818.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$122,845,989
Purchases of U.S. government securities	32,916,491
Sales other than U.S. government securities	154,501,202
Sales of U.S. government securities	27,202,774

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$177,997,897

Aggregate unrealized appreciation	$52,300,749
Aggregate unrealized depreciation	(17,808,087)

Net unrealized appreciation	$34,492,662

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Delaware Foundation® Aggressive Allocation Fund–38

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$2,733,081	$—	$—	$2,733,081
Air Freight & Logistics	286,116	—	—	286,116
Auto Components	994,707	—	—	994,707
Automobiles	198,246	—	—	198,246
Banks	5,862,033	103,740	—	5,965,773
Beverages	367,706	—	—	367,706
Biotechnology	5,553,440	—	—	5,553,440
Building Products	288,633	—	—	288,633
Capital Markets	2,336,701	—	—	2,336,701
Chemicals	1,619,354	—	—	1,619,354
Commercial Services & Supplies	1,253,414	—	—	1,253,414
Communications Equipment	2,868,691	—	—	2,868,691
Construction & Engineering	252,671	—	—	252,671
Consumer Finance	299,186	—	—	299,186
Containers & Packaging	157,298	—	—	157,298
Diversified Financial Services	1,039,134	—	—	1,039,134
Diversified Telecommunication Services	2,159,062	—	—	2,159,062
Electric Utilities	945,026	—	—	945,026
Electrical Equipment	124,896	—	—	124,896
Electronic Equipment, Instruments & Components.	134,594	—	—	134,594
Energy Equipment & Services	957,800	—	—	957,800
Food & Staples Retailing	2,546,024	—	—	2,546,024
Food Products	2,416,556	—	—	2,416,556
Gas Utilities	43,982	—	—	43,982
Health Care Equipment & Supplies	1,176,458	112,435	—	1,288,893
Health Care Providers & Services	3,418,895	—	—	3,418,895
Hotels, Restaurants & Leisure	941,882	—	—	941,882
Household Durables	149,940	—	—	149,940
Household Products	573,316	—	—	573,316
Industrial Conglomerates	520,517	—	—	520,517
Insurance	2,485,847	249,764	—	2,735,611
Internet & Catalog Retail	2,099,210	—	—	2,099,210
Internet Software & Services	5,121,039	—	—	5,121,039
IT Services	5,455,969	—	—	5,455,969
Leisure Products	111,480	—	—	111,480

LVIP Delaware Foundation® Aggressive Allocation Fund–39

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Life Sciences Tools & Services	$321,290	$—	$—	$321,290
Machinery	900,311	—	—	900,311
Media	1,342,515	—	—	1,342,515
Metals & Mining	302,801	—	—	302,801
Multiline Retail	133,242	—	—	133,242
Multi-Utilities	162,750	—	—	162,750
Oil, Gas & Consumable Fuels	3,700,491	—	—	3,700,491
Paper & Forest Products	247,164	—	—	247,164
Pharmaceuticals	6,108,292	—	—	6,108,292
Professional Services	690,808	—	—	690,808
Real Estate Investment Trusts	8,411,969	—	—	8,411,969
Road & Rail	398,566	—	—	398,566
Semiconductors & Semiconductor Equipment	2,259,002	—	—	2,259,002
Software	5,315,970	—	—	5,315,970
Specialty Retail	1,988,268	—	—	1,988,268
Technology Hardware, Storage & Peripherals	945,326	—	—	945,326
Textiles, Apparel & Luxury Goods	419,233	—	—	419,233
Thrifts & Mortgage Finance	43,248	—	—	43,248
Trading Companies & Distributors	146,979	—	—	146,979
Developed Markets
Aerospace & Defense	—	488,488	—	488,488
Air Freight & Logistics	—	789,828	—	789,828
Airlines	—	207,687	—	207,687
Auto Components	—	542,218	—	542,218
Automobiles	—	1,739,060	—	1,739,060
Banks	668,529	3,518,394	—	4,186,923
Beverages	—	1,164,106	—	1,164,106
Construction & Engineering	—	884,595	—	884,595
Containers & Packaging	—	799,964	—	799,964
Diversified Telecommunication Services	—	1,242,764	—	1,242,764
Energy Equipment & Services	—	292,802	—	292,802
Food & Staples Retailing	—	407,400	—	407,400
Food Products	—	910,245	—	910,245
Household Durables	—	682,120	—	682,120
Industrial Conglomerates	—	691,089	—	691,089
Insurance	—	901,800	—	901,800
IT Services	1,026,058	1,031,453	—	2,057,511
Life Sciences Tools & Services	169,386	—	—	169,386
Media	—	273,749	—	273,749
Metals & Mining	185,083	379,123	—	564,206
Multi-Utilities	—	374,868	—	374,868
Oil, Gas & Consumable Fuels	436,192	437,310	—	873,502
Pharmaceuticals	3,089,307	2,838,721	—	5,928,028
Road & Rail	—	901,319	—	901,319
Software	—	529,315	—	529,315
Specialty Retail	—	673,339	—	673,339
Textiles, Apparel & Luxury Goods	—	1,293,769	—	1,293,769
Tobacco	—	862,738	—	862,738
Trading Companies & Distributors	—	1,086,898	—	1,086,898
Wireless Telecommunication Services	—	638,044	—	638,044
Emerging Markets
Airlines	15,586	—	—	15,586
Automobiles	—	329,146	—	329,146
Banks	934,459	1,301,775	—	2,236,234
Beverages	390,211	656,738	—	1,046,949
Building Products	—	334,801	—	334,801

LVIP Delaware Foundation® Aggressive Allocation Fund–40

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Chemicals	$296,910	$—	$—	$296,910
Construction Materials	177,556	445,996	—	623,552
Diversified Financial Services	—	265,769	—	265,769
Diversified Telecommunication Services	324,993	—	—	324,993
Electronic Equipment, Instruments & Components	177,682	413,406	—	591,088
Food & Staples Retailing	246,646	—	—	246,646
Food Products	160,298	860,672	—	1,020,970
Hotels, Restaurants & Leisure	—	55,980	—	55,980
Insurance	—	274,649	—	274,649
Internet & Catalog Retail	89,658	—	—	89,658
Internet Software & Services	1,964,494	423,206	—	2,387,700
IT Services	133,493	—	—	133,493
Media	462,951	—	—	462,951
Metals & Mining	82,558	66,804	—	149,362
Multiline Retail	—	168,246	—	168,246
Oil, Gas & Consumable Fuels	1,840,134	708,414	—	2,548,548
Paper & Forest Products	—	84,853	—	84,853
Personal Products	187,458	—	—	187,458
Real Estate Management & Development	—	111,316	—	111,316
Semiconductors & Semiconductor Equipment	275,275	687,624	—	962,899
Technology Hardware, Storage & Peripherals	—	1,145,308	—	1,145,308
Transportation Infrastructure	37,324	—	—	37,324
Wireless Telecommunication Services	1,619,091	773,375	—	2,392,466
Convertible Preferred Stock	80,856	30,600	—	111,456
Exchange-Traded Funds	19,375,658	—	—	19,375,658
Preferred Stock	29,255	164,134	—	193,389
Agency Collateralized Mortgage Obligations	—	858,088	—	858,088
Agency Mortgage-Backed Securities	—	10,166,390	—	10,166,390
Commercial Mortgage-Backed Securities	—	2,964,069	—	2,964,069
Convertible Bonds	—	500,257	—	500,257
Corporate Bonds	—	12,993,905	—	12,993,905
Non-Agency Asset-Backed Securities	—	2,419,498	—	2,419,498
Non-Agency Collateralized Mortgage Obligations	—	539,001	—	539,001
Regional Bonds	—	120,237	—	120,237
Senior Secured Loans	—	3,159,211	79,120	3,238,331
Sovereign Bonds	—	814,381	—	814,381
Supranational Banks	—	87,371	—	87,371
U.S. Treasury Obligations	—	7,113,249	—	7,113,249
Right	79	—	—	79
Money Market Fund	4,515,583	—	—	4,515,583
Short-Term Investments	—	3,999,933	—	3,999,933

Total	$130,323,892	$82,087,547	$79,120	$212,490,559

Foreign Currency Exchange Contracts	$—	$(3,336)	$—	$(3,336)

Futures Contracts	$(31,820)	$—	$—	$(31,820)

Swap Contracts	$—	$6,770	$—	$6,770

As a result of utilizing fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP Delaware Foundation® Aggressive Allocation Fund–41

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$3,537,370	$5,353,301
Long-term capital gain	7,862,265	186,840

Total	$11,399,635	$5,540,141

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$156,409,025
Undistributed long-term capital gains	17,278,723
Straddle losses deferred	(314)
Net unrealized appreciation	34,480,395

Net assets	$208,167,829

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, amortization of convertible bonds, contingent payment debt instruments, CDS interest accrued, mark-to-market of futures contracts, swap contracts, and foreign exchange currency contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of amortization of convertible bonds, tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, foreign capital gains taxes, prior year REIT adjustments, REIT reclass, contingent payment debt instruments, CDS contracts and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications.

Distributions in Excess of	Accumulated Net
Net Investment Income	Realized Gain
$174,701	$(174,701)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	479,126	568,872
Service Class	464,629	405,352
Shares issued upon reinvestment of dividends and distributions:
Standard Class	676,626	308,329
Service Class	92,941	37,699

	1,713,322	1,320,252

Shares redeemed:
Standard Class	(2,105,655)	(2,068,439)
Service Class	(580,995)	(584,943)

	(2,686,650)	(2,653,382)

Net decrease	(973,328)	(1,333,130)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Delaware Foundation® Aggressive Allocation Fund–42

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2015, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

There were no transactions in options written during the year ended December 31, 2015.

Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded

LVIP Delaware Foundation® Aggressive Allocation Fund–43

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$ 1,135	Liabilities net of receivables and other assets	$ (4,471)
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(12,326)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	3,253	Liabilities net of receivables and other assets	(22,748)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	10,023	Liabilities net of receivables and other assets	(3,252)
Total		$14,411		$(42,797)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 7,787	$(20,397)
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(348,198)	52,805
Interest rate contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	249,590	(38,397)
Interest rate contracts (Options purchased)	Net realized loss from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(16,257)	—
Credit contracts (Swap contracts)	Net realized loss from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(5,646)	5,097
Total		$(112,724)	$ (892)

LVIP Delaware Foundation® Aggressive Allocation Fund–44

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	150,968	USD	801,624
Futures contracts (average notional value)	USD	4,895,773	USD	2,461,007
Options contracts (average notional value)	USD	1,265	USD	—
CDS contracts (average notional value)*	EUR	105,119	EUR	—
CDS contracts (average notional value)*	USD	385,310	USD	—

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$—	$(3,404)	$(3,404)
BNP Paribas	517	—	517
Hong Kong Shanghai Bank	509	—	509
JPMorgan Chase Bank	13,380	(38,703)	(25,323)
Toronto Dominion Bank	—	(690)	(690)
Union Bank of Switzerland	5	—	5

Total	$14,411	$(42,797)	$(28,386)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount[a]
Bank of America Merrill Lynch	$(3,404)	$—	$—	$—	$—	$(3,404)
BNP Paribas	517	—	—	—	—	517
Hong Kong Shanghai Bank	509	—	—	—	—	509
JPMorgan Chase Bank	(25,323)	—	—	—	25,323	—
Toronto Dominion Bank	(690)	—	—	—	—	(690)
Union Bank of Switzerland	5	—	—	—	—	5

Total	$(28,386)	$—	$—	$—	$25,323	$(3,063)

aNet amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

LVIP Delaware Foundation® Aggressive Allocation Fund–45

LVIP Delaware Foundation® Aggressive Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely effected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Aggressive Allocation Fund–46

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Aggressive Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Aggressive Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Aggressive Allocation Fund–47

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
68.97%	31.03%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP Delaware Foundation® Aggressive Allocation Fund–48

LVIP Delaware Foundation® Aggressive Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group and were the same as the median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Delaware Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage, risk management and compliance matters.

The Board noted that Jackson Square Partners, a newly formed affiliate of Delaware, was approved in September 2014 as a subadviser for the Focus Growth sleeve of the Fund.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Aggressive Allocation funds category and a custom index (Aggressive Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and above the benchmark index for the one, three and five year periods and below the median return of the Morningstar performance peer group and the benchmark index for the ten year period. The Board considered that security selection in international growth had detracted from relative performance. The Board considered that LIAC would continue to monitor performance. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Funds and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Foundation® Aggressive Allocation Fund–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Foundation® Aggressive Allocation Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Aggressive Allocation Fund–52

LVIP Delaware Foundation® Conservative Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Delaware Foundation® Conservative Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Conservative Allocation Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (0.94%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Conservative Composite1 returned (0.47%); and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index2, returned 0.55%.

There was a substantial divergence of performance across global financial markets during 2015. In terms of benchmark returns, large-cap growth equities in the U.S. and other developed markets (as measured by the Russell 1000® Growth Index3 and the MSCI EAFE® Growth Index4) delivered positive returns, while large-cap value equities in the U.S. and other developed markets (as measured by the Russell 1000® Value Index5 and the MSCI EAFE® Value Index6) delivered negative returns. U.S. small-cap equities and emerging-market equities (as measured by the Russell 2000® Index7 and the MSCI Emerging Markets Index8) also delivered negative returns during the year. In the bond markets, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Bond Index) delivered modestly negative performance, whereas global fixed income (as measured by the Barclays Global Aggregate Bond Index9) generated returns which were negative.

The commodity markets were quite active during 2015. The S&P GSCI index10 and the Thomson Reuters/CoreCommodity CRB index11, which are both broad commodity indices, fell by more than 20% over the course of the year. The spot price of gold fell by around 10%, and the spot price of crude oil, measured in terms of West Texas Intermediate, dropped more than 30%. All else equal, we believe that a fall in commodity prices is likely to mean better margins for manufacturers, but lower profits for producers of oil, gas, and raw materials.

The currency markets also saw considerable movements during 2015. The trade-weighted dollar appreciated substantially, the trade-weighted yen and the trade-weighted pound rose modestly, and the trade-weighted euro declined appreciably. In general, an economy’s competitiveness tends to be impaired by currency appreciation. The appreciation of the U.S. dollar in recent years may have reduced the ability of U.S. exporters to win contracts abroad.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities and emerging-market equities. These tactical weightings were helpful to the performance of the portfolio, relative to hypothetical performance at the strategic policy weights. Moreover, security selection was strong in several sleeves, notably U.S. large-cap value and developed-market large-cap value. The positive impact of security selection in those sleeves was partly undercut by negative selection effects in fixed-income and developed-market large-cap growth securities.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the portfolio. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Sharon Hill, Ph.D.

Paul Grillo, CFA

Babak (Bob) Zenouzi

Delaware Investments

Managed by: Jackson Square Partners, LLC

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, strong relative performance in the financial sector was partially offset by weak relative performance in the healthcare sector.

Our largest relative contributor to performance was Equinix. Despite reporting somewhat mixed financial results the stock experienced relative strength as the company continues to benefit from significant opportunities associated with cloud computing and its disruption in the IT supply chain. We believe its innovative product offerings allow the company to be well positioned in a technology spending environment that is focused on addressing the needs of enterprises that are struggling to maintain the highest level of network performance and quality of service for global users.

QUALCOMM was a detractor from performance during the period. The company’s patent licensing business reported lingering negotiating issues with handset makers in China, as well as new concerns in South Korea. While these issues continue to impact sentiment, we do not believe they materially threaten the company’s business model over the long term. We also believe their mobile chip business should rebound, as it recovers from 2015 product cycle issues that are unlikely to recur. Further, we are encouraged by the aggressive steps management is taking to run the business in a much more efficient way, which will positively impact not only free cash generation but also capital structure.

Despite positive absolute returns in the equity market during the past few years, we believe the relatively tepid market sentiment demonstrates that there are more than just fundamental factors affecting stock prices. A lack of significant bull market sentiment suggests to us that many investors appear to be struggling with accurately predicting the pace of global economic recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). We believe the lingering effects of the credit crisis years ago could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions

LVIP Delaware Foundation® Conservative Allocation Fund–1

LVIP Delaware Foundation® Conservative Allocation Fund

2015 Annual Report Commentary (continued)

that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jeffrey S. Van Harte, CFA

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

Jackson Square Partners, LLC

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Foundation® Conservative Allocation Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,721. For comparison, look at how the Conservative Composite and Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $16,525 and $15,552, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation® Conservative Allocation Fund. The performance for the period prior to June 15, 2009 reflects the performance of the LVIP Delaware Managed Fund. The investment objective of the Fund was to maximize long-term return (capital appreciation plus income) consistent with prudent investment strategy.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 0.94%

Five Years	+ 5.14%

Ten Years	+ 3.94%

Service Class Shares

One Year	– 1.18%

Five Years	+ 4.88%

Ten Years	+ 3.67%

1.

The Conservative Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE Growth® Index consists of those securities classified by MSCI as most representing the growth style.

5.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

6.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE® Value Index consists of those securities classified by MSCI as most representing the value style.

7.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

8.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 23 emerging market indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.	The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

10.	The S&P GSCI, formerly Goldman Sachs Commodity Index, is a world-production weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

11.

The Thomson Reuters/CoreCommodity CRB Index is a widely recognized measure of global commodities markets that is designed to provide a representation of long-only, broadly diversified investments in commodities.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2016 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Conservative Allocation Fund–2

LVIP Delaware Foundation® Conservative Allocation Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$975.10	0.73%	$3.63
Service Class Shares	1,000.00	973.90	0.98%	4.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Conservative Allocation Fund–3

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2015

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	33.01%
U.S. Markets	21.30%
Aerospace & Defense	0.65%
Air Freight & Logistics	0.07%
Auto Components	0.23%
Automobiles	0.05%
Banks	1.00%
Beverages	0.09%
Biotechnology	1.31%
Building Products	0.07%
Capital Markets	0.50%
Chemicals	0.39%
Commercial Services & Supplies	0.30%
Communications Equipment	0.69%
Construction & Engineering	0.06%
Consumer Finance	0.05%
Containers & Packaging	0.04%
Diversified Financial Services	0.24%
Diversified Telecommunication Services	0.52%
Electric Utilities	0.22%
Electrical Equipment	0.03%
Electronic Equipment, Instruments & Components	0.03%
Energy Equipment & Services	0.23%
Food & Staples Retailing	0.59%
Food Products	0.57%
Gas Utilities	0.01%
Health Care Equipment & Supplies	0.30%
Health Care Providers & Services	0.82%
Hotels, Restaurants & Leisure	0.22%
Household Durables	0.04%
Household Products	0.13%
Industrial Conglomerates	0.12%
Insurance	0.66%
Internet & Catalog Retail	0.49%
Internet Software & Services	1.21%
IT Services	1.28%
Leisure Products	0.03%
Life Sciences Tools & Services	0.08%
Machinery	0.21%
Media	0.32%
Metals & Mining	0.07%
Multiline Retail	0.03%
Multi-Utilities	0.04%
Oil, Gas & Consumable Fuels	0.88%
Paper & Forest Products	0.06%
Pharmaceuticals	1.45%
Professional Services	0.16%
Real Estate Investment Trusts	2.02%
Road & Rail	0.09%

Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	0.54%
Software	1.27%
Specialty Retail	0.47%
Technology Hardware, Storage & Peripherals	0.23%
Textiles, Apparel & Luxury Goods	0.10%
Trading Companies & Distributors	0.04%
Developed Markets	7.23%
Aerospace & Defense	0.11%
Air Freight & Logistics	0.18%
Airlines	0.05%
Auto Components	0.12%
Automobiles	0.39%
Banks	0.93%
Beverages	0.26%
Construction & Engineering	0.20%
Containers & Packaging	0.18%
Diversified Telecommunication Services	0.28%
Energy Equipment & Services	0.06%
Food & Staples Retailing	0.09%
Food Products	0.20%
Household Durables	0.15%
Industrial Conglomerates	0.15%
Insurance	0.20%
IT Services	0.47%
Life Sciences Tools & Services	0.04%
Media	0.06%
Metals & Mining	0.13%
Multi-Utilities	0.08%
Oil, Gas & Consumable Fuels	0.20%
Pharmaceuticals	1.35%
Road & Rail	0.20%
Software	0.12%
Specialty Retail	0.15%
Textiles, Apparel & Luxury Goods	0.29%
Tobacco	0.20%
Trading Companies & Distributors	0.25%
Wireless Telecommunication Services	0.14%
Emerging Markets	4.48%
Airlines	0.00%
Automobiles	0.08%
Banks	0.53%
Beverages	0.25%
Building Products	0.08%
Chemicals	0.07%
Construction Materials	0.15%
Diversified Financial Services	0.06%
Diversified Telecommunication Services	0.08%
Electronic Equipment, Instruments & Components	0.14%
Food & Staples Retailing	0.06%

LVIP Delaware Foundation® Conservative Allocation Fund–4

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Food Products	0.24%
Hotels, Restaurants & Leisure	0.01%
Insurance	0.06%
Internet & Catalog Retail	0.02%
Internet Software & Services	0.62%
IT Services	0.03%
Media	0.11%
Metals & Mining	0.04%
Multiline Retail	0.04%
Oil, Gas & Consumable Fuels	0.61%
Paper & Forest Products	0.02%
Personal Products	0.06%
Real Estate Management & Development	0.02%
Semiconductors & Semiconductor Equipment	0.24%
Technology Hardware, Storage & Peripherals	0.29%
Transportation Infrastructure	0.01%
Wireless Telecommunication Services	0.56%
Convertible Preferred Stock	0.17%

Exchange-Traded Funds	5.46%

Preferred Stock	0.35%

Agency Collateralized Mortgage Obligations	1.94%

Agency Mortgage-Backed Securities	13.03%

Commercial Mortgage-Backed Securities	4.08%

Convertible Bonds	0.76%

Corporate Bonds	20.95%

Aerospace & Defense	0.13%
Air Freight & Logistics	0.13%
Airlines	0.21%
Auto Components	0.18%
Automobiles	0.14%
Banks	3.11%
Beverages	0.05%
Biotechnology	0.19%
Building Products	0.07%
Capital Markets	0.46%
Chemicals	0.86%
Commercial Services & Supplies	0.10%
Communications Equipment	0.03%
Construction & Engineering	0.08%
Construction Materials	0.26%
Consumer Finance	0.57%
Containers & Packaging	0.13%
Diversified Consumer Services	0.08%
Diversified Financial Services	0.90%
Diversified Telecommunication Services	0.88%
Electric Utilities	2.40%
Electronic Equipment, Instruments & Components	0.03%
Food Products	0.16%
Gas Utilities	0.11%
Health Care Equipment & Supplies	0.40%
Health Care Providers & Services	0.47%

Security Type/Sector	Percentage of Net Assets
Hotels, Restaurants & Leisure	0.18%
Household Durables	0.03%
Independent Power & Renewable Electricity Producers	0.23%
Independent Power Producers & Energy Traders	0.07%
Industrial Conglomerates	0.13%
Insurance	0.80%
Internet Software & Services	0.30%
Machinery	0.20%
Media	1.38%
Metals & Mining	0.29%
Multi-Utilities	0.90%
Oil, Gas & Consumable Fuels	1.29%
Paper & Forest Products	0.23%
Pharmaceuticals	0.17%
Real Estate Investment Trusts	1.05%
Semiconductors & Semiconductor Equipment	0.00%
Software	0.41%
Specialty Retail	0.23%
Technology Hardware, Storage & Peripherals	0.14%
Textiles, Apparel & Luxury Goods	0.07%
Trading Companies & Distributors	0.05%
Wireless Telecommunication Services	0.67%
Municipal Bond	0.20%

Non-Agency Asset-Backed Securities	3.28%

Non-Agency Collateralized Mortgage Obligations	0.97%

Regional Bonds	0.14%

Senior Secured Loans	4.95%

Sovereign Bonds	0.88%

Supranational Banks	0.11%

U.S. Treasury Obligations	6.10%

Right	0.00%

Money Market Fund	3.50%

Short-Term Investments	4.80%

Total Value of Securities	104.68%

Liabilities Net of Receivables and Other Assets	(4.68%	)

Total Net Assets	100.00%

IT–Information Technology

LVIP Delaware Foundation® Conservative Allocation Fund–5

LVIP Delaware Foundation® Conservative Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Teva Pharmaceutical Industries ADR	0.50%
Baidu ADR	0.45%
Celgene	0.43%
Allergan	0.42%
Alphabet Class A	0.38%
Visa Class A	0.36%
QUALCOMM	0.36%
Microsoft	0.34%
Samsung Electronics	0.29%
Nippon Telegraph & Telephone	0.28%
Total	3.81%

Geography	Percentage of Net Assets
Argentina	0.14%
Australia	0.32%
Austria	0.07%
Barbados	0.10%
Bermuda	0.02%
Brazil	0.45%
British Virgin Islands	0.04%
Canada	1.39%
Cayman Islands	0.90%
Chile	0.19%
China	1.52%
Colombia	0.13%
Denmark	0.37%
Dominican Republic	0.10%
Finland	0.10%
France	1.55%
Germany	0.51%
Guernsey	0.15%
Hong Kong	0.35%
India	0.48%
Indonesia	0.15%
Ireland	0.42%
Israel	0.50%
Italy	0.36%
Jamaica	0.06%
Japan	1.66%
Jersey	0.10%
Luxembourg	0.74%
Malaysia	0.09%
Mexico	0.74%
Morocco	0.06%
Netherlands	0.72%
Norway	0.03%
Pakistan	0.06%

Percentage
Geography	of Net Assets
Panama	0.08%
Peru	0.16%
Poland	0.08%
Portugal	0.01%
Republic of Korea	1.29%
Russia	0.19%
Singapore	0.06%
South Africa	0.16%
Spain	0.07%
Sri Lanka	0.06%
Sweden	0.45%
Switzerland	0.45%
Taiwan	0.31%
Thailand	0.13%
Turkey	0.18%
Ukraine	0.04%
United Kingdom	1.69%
United States	76.35%
Uruguay	0.05%
Total	96.38%

LVIP Delaware Foundation® Conservative Allocation Fund–6

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–33.01%
U.S. MARKETS–21.30%
Aerospace & Defense–0.65%
Boeing	900	$130,131
†Esterline Technologies	1,150	93,150
Honeywell International	1,400	144,998
†KLX	1,570	48,340
Lockheed Martin	800	173,720
Northrop Grumman	2,800	528,668
Raytheon	4,100	510,573
Rockwell Collins	850	78,455
United Technologies	2,000	192,140

		1,900,175

Air Freight & Logistics–0.07%
FedEx	800	119,192
†XPO Logistics	2,890	78,753

		197,945

Auto Components–0.23%
BorgWarner	2,050	88,621
Johnson Controls	12,300	485,727
†Tenneco	2,410	110,643

		684,991

Automobiles–0.05%
Ford Motor	9,850	138,787

		138,787

Banks–1.00%
BB&T	13,800	521,778
BBCN Bancorp	5,600	96,432
Bryn Mawr Bank	1,160	33,315
Cardinal Financial	3,550	80,763
Citigroup	4,500	232,875
City Holding	2,050	93,562
CoBiz Financial	4,040	54,217
†First NBC Bank Holding	2,140	80,015
FirstMerit	6,030	112,459
Flushing Financial	3,590	77,688
Great Western Bancorp	3,510	101,860
@Independent Bank (Massachusetts)	1,530	71,176
JPMorgan Chase	4,700	310,341
KeyCorp	10,650	140,473
Old National Bancorp	7,210	97,768
Prosperity Bancshares	2,280	109,121
Sterling Bancorp	7,830	127,003
†Texas Capital Bancshares	1,390	68,694
Webster Financial	2,480	92,231
Wells Fargo	5,350	290,826
†Western Alliance Bancorp	2,990	107,221

		2,899,818

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Beverages–0.09%
PepsiCo	2,600	$259,792

		259,792

Biotechnology–1.31%
AbbVie	3,400	201,416
†Acorda Therapeutics	2,900	124,062
†Alkermes	1,850	146,853
Baxalta	13,200	515,196
†Biogen	2,116	648,237
†Celgene	10,449	1,251,372
†Cepheid	2,740	100,092
Gilead Sciences	2,560	259,046
†Insys Therapeutics	2,230	63,845
†Ligand Pharmaceuticals Class B	1,170	126,851
†Retrophin	3,160	60,956
†Spectrum Pharmaceuticals	7,780	46,913
†TESARO	1,720	89,990
†Vanda Pharmaceuticals	6,730	62,656
†Vertex Pharmaceuticals	1,050	132,122

		3,829,607

Building Products–0.07%
AAON	4,475	103,909
†Continental Building Products	5,310	92,713

		196,622

Capital Markets–0.50%
Ameriprise Financial	900	95,778
Bank of New York Mellon	12,500	515,250
BlackRock	350	119,182
Evercore Partners Class A	3,650	197,355
Houlihan Lokey	2,000	52,420
Invesco	3,700	123,876
Raymond James Financial	2,050	118,839
State Street	1,850	122,766
†Stifel Financial	2,640	111,830

		1,457,296

Chemicals–0.39%
†Axalta Coating Systems	4,050	107,933
Axiall	1,630	25,102
Balchem	880	53,504
†Chemtura	2,270	61,903
duPont (E.I.) deNemours	7,678	511,355
Eastman Chemical	2,150	145,147
Huntsman	4,600	52,302
Minerals Technologies	2,220	101,809
Quaker Chemical	1,130	87,304

		1,146,359

Commercial Services & Supplies–0.30%
Essendant	3,050	99,155

LVIP Delaware Foundation® Conservative Allocation Fund–7

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Commercial Services & Supplies (continued)
Republic Services	2,300	$101,177
Tetra Tech	3,170	82,483
U.S. Ecology	1,390	50,652
Waste Management	10,200	544,374

		877,841

Communications Equipment–0.69%
Cisco Systems	26,700	725,039
†Infinera	3,850	69,762
†NETGEAR	1,590	66,637
Plantronics	1,380	65,440
QUALCOMM	20,705	1,034,939
†Ruckus Wireless	3,830	41,019

		2,002,836

Construction & Engineering–0.06%
Granite Construction	2,810	120,577
†MYR Group	2,720	56,059

		176,636

Consumer Finance–0.05%
Capital One Financial	2,100	151,578

		151,578

Containers & Packaging–0.04%
WestRock	2,413	110,081

		110,081

Diversified Financial Services–0.24%
Intercontinental Exchange	2,763	708,046

		708,046

Diversified Telecommunication Services–0.52%
AT&T	23,007	791,671
Atlantic Tele-Network	1,170	91,529
†inContact	10,450	99,693
Verizon Communications	11,560	534,303

		1,517,196

Electric Utilities–0.22%
Cleco	1,480	77,271
Edison International	8,300	491,443
OGE Energy	2,350	61,781

		630,495

Electrical Equipment–0.03%
Eaton	1,600	83,264

		83,264

Electronic Equipment, Instruments & Components–0.03%
†Anixter International	1,150	69,449
†Rofin-Sinar Technologies	870	23,299

		92,748

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services–0.23%
Bristow Group	780	$20,202
Halliburton	13,900	473,156
†RigNet	2,310	47,794
Schlumberger	1,700	118,575

		659,727

Food & Staples Retailing–0.59%
Casey’s General Stores	1,940	233,673
CVS Health	7,040	688,301
Walgreens Boots Alliance	9,378	798,584

		1,720,558

Food Products–0.57%
Archer-Daniels-Midland	12,400	454,832
General Mills	1,600	92,256
J&J Snack Foods	730	85,169
Kraft Heinz	7,033	511,721
Mondelez International	11,400	511,176

		1,655,154

Gas Utilities–0.01%
South Jersey Industries	1,280	30,106

		30,106

Health Care Equipment & Supplies–0.30%
CONMED	2,330	102,637
@CryoLife	6,066	65,391
DENTSPLY International	3,313	201,596
†Merit Medical Systems	4,247	78,952
†Quidel	4,080	86,496
†Sirona Dental Systems	1,814	198,760
West Pharmaceutical Services	2,330	140,313

		874,145

Health Care Providers & Services–0.82%
†Air Methods	2,970	124,532
Cardinal Health	5,900	526,693
†Express Scripts Holding	8,400	734,244
Quest Diagnostics	7,800	554,892
†Team Health Holdings	1,930	84,708
UnitedHealth Group	2,050	241,162
†WellCare Health Plans	1,420	111,058

		2,377,289

Hotels, Restaurants & Leisure–0.22%
†Buffalo Wild Wings	370	59,071
Cheesecake Factory	2,090	96,370
†Del Frisco’s Restaurant Group	5,120	82,022
†Fiesta Restaurant Group	2,190	73,584
Jack in the Box	1,380	105,860
†Popeyes Louisiana Kitchen	2,030	118,755

LVIP Delaware Foundation® Conservative Allocation Fund–8

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	1,900	$114,057

		649,719

Household Durables–0.04%
†Jarden	1,950	111,384

		111,384

Household Products–0.13%
Kimberly-Clark	1,000	127,300
Procter & Gamble	3,220	255,700

		383,000

Industrial Conglomerates–0.12%
General Electric	11,600	361,340

		361,340

Insurance–0.66%
Aflac	2,550	152,745
Allstate	8,200	509,138
American Equity Investment Life Holding	4,080	98,042
@Infinity Property & Casualty	920	75,652
Marsh & McLennan	9,800	543,410
Primerica	2,300	108,629
Prudential Financial	1,100	89,551
@Selective Insurance Group	2,920	98,054
Travelers	1,530	172,676
United Fire Group	1,760	67,426

		1,915,323

Internet & Catalog Retail–0.49%
†Liberty Interactive Class A	29,372	802,443
†Shutterfly	2,030	90,457
†TripAdvisor	6,339	540,400

		1,433,300

Internet Software & Services–1.21%
†Alphabet Class A	1,422	1,106,330
†Alphabet Class C	706	535,769
†eBay	21,537	591,837
†Facebook Class A	7,259	759,727
†GrubHub	2,510	60,742
j2 Global	1,810	148,999
†Q2 Holdings	1,380	36,391
†SciQuest	5,330	69,130
†Yahoo	3,400	113,084
†Yelp	3,383	97,430

		3,519,439

IT Services–1.28%
Accenture Class A	2,000	209,000
Convergys	4,690	116,734
†ExlService Holdings	2,370	106,484

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
†InterXion Holding	2,270	$68,441
MasterCard Class A	7,803	759,700
†PayPal Holdings	18,093	654,967
Sabre	5,450	152,437
TeleTech Holdings	2,750	76,753
Visa Class A	13,435	1,041,884
Xerox	51,800	550,634

		3,737,034

Leisure Products–0.03%
†Malibu Boats Class A	4,810	78,740

		78,740

Life Sciences Tools & Services–0.08%
Thermo Fisher Scientific	1,550	219,868

		219,868

Machinery–0.21%
Actuant Class A	2,380	57,025
Barnes Group	3,390	119,972
Columbus McKinnon	4,540	85,806
ESCO Technologies	2,940	106,252
Federal Signal	4,560	72,276
Kadant	2,200	89,342
Parker-Hannifin	900	87,282

		617,955

Media–0.32%
Cinemark Holdings	1,650	55,159
Comcast Class A	2,600	146,718
†Discovery Communications Class A	4,633	123,608
†Discovery Communications Class C	8,359	210,814
Disney (Walt)	3,000	315,240
National CineMedia	4,790	75,251

		926,790

Metals & Mining–0.07%
Kaiser Aluminum	1,190	99,555
Worthington Industries	3,730	112,422

		211,977

Multiline Retail–0.03%
Nordstrom	1,900	94,639

		94,639

Multi-Utilities–0.04%
NorthWestern	2,150	116,637

		116,637

Oil, Gas & Consumable Fuels–0.88%
†Bonanza Creek Energy	3,220	16,969
†Carrizo Oil & Gas	2,770	81,937
Chevron	5,871	528,155

LVIP Delaware Foundation® Conservative Allocation Fund–9

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	11,100	$518,259
EOG Resources	1,750	123,883
Exxon Mobil	4,450	346,877
Marathon Oil	19,915	250,730
Occidental Petroleum	8,800	594,968
†Parsley Energy Class A	2,010	37,085
†RSP Permian	2,190	53,414

		2,552,277

Paper & Forest Products–0.06%
†Boise Cascade	2,270	57,953
Neenah Paper	1,820	113,623

		171,576

Pharmaceuticals–1.45%
†Allergan	3,920	1,225,000
†Catalent	4,040	101,121
Johnson & Johnson	5,289	543,286
†Medicines	2,560	95,590
Merck	14,747	778,937
Pfizer	25,264	815,522
†Prestige Brands Holdings	1,430	73,616
†Valeant Pharmaceuticals International	5,778	587,334

		4,220,406

Professional Services–0.16%
Kforce	4,840	122,355
Nielsen Holdings	3,053	142,270
†On Assignment	2,740	123,163
†WageWorks	2,030	92,101

		479,889

Real Estate Investment Trusts–2.02%
American Tower	1,900	184,205
Apartment Investment & Management	1,100	44,033
AvalonBay Communities	775	142,701
Boston Properties	1,075	137,105
Brandywine Realty Trust	3,300	45,078
Camden Property Trust	325	24,947
Care Capital Properties	431	13,176
Cousins Properties	2,100	19,803
Crown Castle International	8,970	775,457
DCT Industrial Trust	3,733	139,502
DDR	3,775	63,571
Douglas Emmett	2,050	63,919
Duke Realty	4,050	85,131
EastGroup Properties	1,730	96,205
EPR Properties	2,770	161,907
Equinix	2,610	789,264
Equity LifeStyle Properties	550	36,669
Equity One	1,075	29,186
Equity Residential	2,025	165,220

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Essex Property Trust	400	$95,764
Extra Space Storage	550	48,515
Federal Realty Investment Trust	200	29,220
First Industrial Realty Trust	2,350	52,005
First Potomac Realty Trust	1,275	14,535
General Growth Properties	4,350	118,363
Healthcare Realty Trust	1,175	33,276
Healthcare Trust of America Class A	1,112	29,991
Highwoods Properties	1,175	51,230
Host Hotels & Resorts	10,055	154,244
Kilroy Realty	700	44,296
Kimco Realty	2,125	56,227
Kite Realty Group Trust	4,702	121,923
LaSalle Hotel Properties	3,675	92,463
Lexington Realty Trust	2,500	20,000
Liberty Property Trust	550	17,077
LTC Properties	200	8,628
Macerich	625	50,431
National Retail Properties	4,600	184,230
Pebblebrook Hotel Trust	3,535	99,051
Post Properties	700	41,412
Prologis	2,875	123,395
PS Business Parks	325	28,415
Public Storage	550	136,235
Ramco-Gershenson Properties Trust	8,140	135,205
Regency Centers	925	63,011
RLJ Lodging Trust	1,275	27,578
Sabra Health Care REIT	625	12,644
Simon Property Group	1,725	335,409
SL Green Realty	775	87,559
Sovran Self Storage	1,030	110,529
Spirit Realty Capital	3,150	31,563
Tanger Factory Outlet Centers	1,275	41,693
Taubman Centers	275	21,098
UDR	1,850	69,505
Urban Edge Properties	575	13,484
Ventas	1,750	98,753
VEREIT	2,100	16,632
Vornado Realty Trust	1,150	114,954
Welltower	600	40,818

		5,888,440

Road & Rail–0.09%
Hunt (J.B.) Transport Services	1,000	73,360
†Swift Transportation	2,510	34,688
Union Pacific	2,050	160,310

		268,358

Semiconductors & Semiconductor Equipment–0.54%
Analog Devices	1,000	55,320
†Applied Micro Circuits	12,480	79,498

LVIP Delaware Foundation® Conservative Allocation Fund–10

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Semiconductors & Semiconductor Equipment (continued)
Avago Technologies	900	$130,635
Intel	21,411	737,609
Maxim Integrated Products	4,550	172,900
†MaxLinear Class A	3,680	54,206
†Microsemi	1,730	56,381
†Semtech	5,760	108,979
†Silicon Laboratories	1,070	51,938
†Synaptics	1,610	129,347

		1,576,813

Software–1.27%
†Adobe Systems	1,650	155,001
CA	19,909	568,601
†Callidus Software	5,930	110,120
†Electronic Arts	9,804	673,731
†Guidewire Software	2,080	125,133
Intuit	3,568	344,312
Microsoft	17,940	995,311
†Proofpoint	1,800	117,018
†Qlik Technologies	2,920	92,447
†salesforce.com	2,300	180,320
SS&C Technologies Holdings	1,250	85,337
†Tyler Technologies	1,380	240,562

		3,687,893

Specialty Retail–0.47%
†Boot Barn Holdings	4,400	54,076
†Express	5,420	93,658
L Brands	5,633	539,754
Lowe’s	6,900	524,676
Tractor Supply	1,950	166,725

		1,378,889

Technology Hardware, Storage & Peripherals–0.23%
Apple	4,630	487,354
EMC	6,700	172,056

		659,410

Textiles, Apparel & Luxury Goods–0.10%
†G-III Apparel Group	2,530	111,978
†Madden (Steven)	3,042	91,929
NIKE Class B	1,191	74,437

		278,344

Trading Companies & Distributors–0.04%
Applied Industrial Technologies	2,580	104,464

		104,464

Total U.S. Markets (Cost $41,250,287)		62,022,996

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS–7.23%
Aerospace & Defense–0.11%
Meggitt	57,571	$317,875

		317,875

Air Freight & Logistics–0.18%
Deutsche Post	18,290	511,325

		511,325

Airlines–0.05%
@WestJet Airlines Class VV	9,316	136,379

		136,379

Auto Components–0.12%
Sumitomo Rubber Industries	27,600	358,878

		358,878

Automobiles–0.39%
Bayerische Motoren Werke	4,086	430,446
Toyota Motor	11,400	701,972

		1,132,418

Banks–0.93%
ING Groep CVA	32,457	439,124
Mitsubishi UFJ Financial Group	123,100	762,480
Nordea Bank	59,574	653,442
Standard Chartered	51,245	425,202
UniCredit	77,629	429,167

		2,709,415

Beverages–0.26%
Carlsberg Class B	5,274	467,185
Coca-Cola Amatil	42,849	288,988

		756,173

Construction & Engineering–0.20%
Vinci	9,130	585,158

		585,158

Containers & Packaging–0.18%
Rexam	57,662	514,334

		514,334

Diversified Telecommunication Services–0.28%
Nippon Telegraph & Telephone	20,682	823,070

		823,070

Energy Equipment & Services–0.06%
†Saipem	20,134	162,731
†Subsea 7	3,802	26,952

		189,683

Food & Staples Retailing–0.09%
†Tesco	121,118	266,139

		266,139

LVIP Delaware Foundation® Conservative Allocation Fund–11

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Food Products–0.20%
†Aryzta	11,784	$596,139

		596,139

Household Durables–0.15%
Techtronic Industries	110,000	445,301

		445,301

Industrial Conglomerates–0.15%
Koninklijke Philips	17,708	451,963

		451,963

Insurance–0.20%
AXA	21,478	586,829

		586,829

IT Services–0.47%
†CGI Group Class A	16,699	668,467
Teleperformance	8,387	705,209

		1,373,676

Life Sciences Tools & Services–0.04%
†ICON	1,520	118,104

		118,104

Media–0.06%
Publicis Groupe	2,693	179,064

		179,064

Metals & Mining–0.13%
Alamos Gold	19,111	62,831
†Anglo American ADR	6,900	15,077
Rio Tinto	8,414	244,984
Yamana Gold	24,937	46,308

		369,200

Multi-Utilities–0.08%
National Grid	17,882	246,630

		246,630

Oil, Gas & Consumable Fuels–0.20%
Suncor Energy	10,900	281,331
TOTAL	6,440	288,701

		570,032

Pharmaceuticals–1.35%
Novartis	8,043	691,853
Novo Nordisk ADR	10,494	609,492
Sanofi	8,237	701,939
STADA Arzneimittel	11,550	465,737
Teva Pharmaceutical Industries ADR	22,100	1,450,644

		3,919,665

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Road & Rail–0.20%
East Japan Railway	6,067	$571,281

		571,281

Software–0.12%
Playtech	28,208	345,360

		345,360

Specialty Retail–0.15%
Nitori Holdings	5,206	437,191

		437,191

Textiles, Apparel & Luxury Goods–0.29%
Kering	1,561	266,880
Yue Yuen Industrial Holdings	171,500	580,952

		847,832

Tobacco–0.20%
Japan Tobacco	15,600	572,711

		572,711

Trading Companies & Distributors–0.25%
ITOCHU	47,242	558,776
Rexel	12,178	162,152

		720,928

Wireless Telecommunication Services–0.14%
Tele2 Class B	41,593	414,665

		414,665

Total Developed Markets (Cost $17,202,750)		21,067,418

×EMERGING MARKETS–4.48%
Airlines–0.00%
Gol Linhas Aereas Inteligentes ADR	26,813	15,364

		15,364

Automobiles–0.08%
Hyundai Motor	644	81,059
Mahindra & Mahindra	8,279	158,805

		239,864

Banks–0.53%
Akbank	58,536	134,229
Banco Santander Brasil ADR	22,100	85,969
Bangkok Bank	27,505	115,814
China Construction Bank	211,618	144,353
Grupo Financiero Banorte Class O	15,200	83,612
ICICI Bank ADR	22,900	179,307
Industrial & Commercial Bank of China	274,080	164,287
Itau Unibanco Holding ADR	19,101	124,348
†KB Financial Group ADR	6,622	184,555

LVIP Delaware Foundation® Conservative Allocation Fund–12

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Banks (continued)
†Powszechna Kasa Oszczednosci Bank Polski	6,825	$47,402
@=Sberbank of Russia	85,248	118,250
Shinhan Financial Group	4,651	155,917

		1,538,043

Beverages–0.25%
Anadolu Efes Biracilik Ve Malt Sanayii	16,103	104,297
Cia Cervecerias Unidas ADR	4,000	86,640
Fomento Economico Mexicano ADR	2,034	187,840
@Lotte Chilsung Beverage	141	266,294
Tsingtao Brewery	15,542	70,012

		715,083

Building Products–0.08%
KCC	637	224,257

		224,257

Chemicals–0.07%
Braskem ADR	9,903	134,087
Sociedad Quimica y Minera de Chile ADR	3,300	62,733

		196,820

Construction Materials–0.15%
†Cemex ADR	16,714	93,097
†Cemex Latam Holdings	8,481	27,464
Siam Cement NVDR	5,800	73,711
Siam Cement-Foreign	6,693	84,366
UltraTech Cement	3,882	162,620

		441,258

Diversified Financial Services–0.06%
Reliance Capital	11,119	73,201
Remgro	6,811	107,843

		181,044

Diversified Telecommunication Services–0.08%
†KT ADR	7,400	88,134
Telefonica Brasil ADR	15,095	136,308

		224,442

Electronic Equipment, Instruments & Components–0.14%
Hon Hai Precision Industry	82,073	200,436
†LG Display ADR	11,000	114,840
Samsung SDI	788	75,600
†Telesites	6,800	4,435

		395,311

Food & Staples Retailing–0.06%
Cia Brasileira de Distribuicao ADR	3,100	32,612
Wal-Mart de Mexico Class V	50,957	128,621

		161,233

	Number of	Value
	Shares	(U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Food Products–0.24%
BRF ADR	7,801	$107,810
China Mengniu Dairy	72,000	116,879
Lotte Confectionery	95	183,811
Tingyi Cayman Islands Holding	72,606	103,149
@Uni-President China Holdings	244,000	186,879

		698,528

Hotels, Restaurants & Leisure–0.01%
@Arcos Dorados Holdings	11,900	37,009

		37,009

Insurance–0.06%
Samsung Life Insurance	2,036	189,877

		189,877

Internet & Catalog Retail–0.02%
†Qunar Cayman Islands ADR	1,200	63,288

		63,288

Internet Software & Services–0.62%
†Baidu ADR	6,967	1,317,042
†SINA	3,725	184,015
†@Sohu.com	5,200	297,388

		1,798,445

IT Services–0.03%
†WNS Holdings ADR	3,020	94,194

		94,194

Media–0.11%
Grupo Televisa ADR	11,498	312,861

		312,861

Metals & Mining–0.04%
†Anglo American Platinum	2,296	27,660
@Gerdau	11,200	9,840
Gerdau ADR	8,400	10,080
†Impala Platinum Holdings	4,974	8,049
Steel Authority of India	24,799	18,012
Vale ADR	14,200	46,718

		120,359

Multiline Retail–0.04%
Woolworths Holdings	17,647	114,193

		114,193

Oil, Gas & Consumable Fuels–0.61%
Cairn India	25,366	52,715
China Petroleum & Chemical	140,050	84,102
CNOOC ADR	790	82,460
@Gazprom ADR	31,797	118,229
Lukoil ADR	3,298	107,136
PetroChina ADR	1,008	66,115
†Petroleo Brasileiro ADR	26,955	115,907

LVIP Delaware Foundation® Conservative Allocation Fund–13

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Polski Koncern Naftowy Orlen	6,590	$113,436
PTT-Foreign	15,478	104,819
#Reliance Industries GDR 144A	21,884	669,650
Rosneft GDR	21,867	76,224
Sasol ADR	3,124	83,786
Tambang Batubara Bukit Asam Persero	83,500	27,072
YPF ADR	4,400	69,168

		1,770,819

Paper & Forest Products–0.02%
Nine Dragons Paper Holdings	96,000	56,373

		56,373

Personal Products–0.06%
†Hypermarcas	33,900	185,813

		185,813

Real Estate Management & Development–0.02%
#@=Etalon Group GDR 144A	6,900	12,351
UEM Sunrise	204,502	53,138

		65,489

Semiconductors & Semiconductor Equipment–0.24%
MediaTek	16,000	120,762
Taiwan Semiconductor Manufacturing	68,594	295,311
Taiwan Semiconductor Manufacturing ADR	8,300	188,825
United Microelectronics	270,000	98,461

		703,359

Technology Hardware, Storage & Peripherals–0.29%
Samsung Electronics	804	855,788

		855,788

Transportation Infrastructure–0.01%
†Rumo Logistica Operadora Multimodal	4,030	6,349
Santos Brasil Participacoes	6,538	20,799

		27,148

Wireless Telecommunication Services–0.56%
America Movil ADR	6,800	95,608
China Mobile	28,120	316,518
China Mobile ADR	3,800	214,054
MegaFon GDR	7,017	81,630
Mobile TeleSystems ADR	6,300	38,934
SK Telecom ADR	26,300	529,945
Tim Participacoes ADR	16,900	143,312
Turkcell Iletisim Hizmetleri ADR	8,651	73,447

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Wireless Telecommunication Services (continued)
Vodacom Group	13,399	$132,092

		1,625,540

Total Emerging Markets (Cost $15,047,046)		13,051,802

Total Common Stock (Cost $73,500,083)		96,142,216

CONVERTIBLE PREFERRED STOCK–0.17%
Bank of America 7.25%, exercise price $50.00, expiration date 12/31/49	42	45,917
Dominion Resources 6.125%, exercise price $64.83, expiration date 4/1/16	788	41,827
@Dynegy 5.375%, exercise price $38.75, expiration date 11/1/17	520	26,068
Exelon 6.50%, exercise price $43.75, expiration date 6/1/17	1,200	48,564
@ Halcon Resources 5.75%, exercise price $30.78, expiration date 12/31/49	55	3,671
@Huntington Bancshares 8.50%, exercise price $11.95, expiration date 12/31/49	62	84,320
@Intelsat 5.75%, exercise price $22.05, expiration date 5/1/16	1,776	22,200
Maiden Holdings 7.25%, exercise price $15.22, expiration date 9/15/16	1,277	67,189
T-Mobile US 5.50%, exercise price $31.02, expiration date 12/15/17	785	53,152
Wells Fargo 7.50%, exercise price $156.71, expiration date 12/31/49	84	97,691

Total Convertible Preferred Stock (Cost $648,136)		490,599

EXCHANGE-TRADED FUNDS–5.46%
Financial Select Sector SPDR® Fund	21,019	499,832
iShares MSCI EAFE Growth Index ETF	113,275	7,605,283
iShares MSCI EAFE Index ETF	57,121	3,355,859
PowerShares KBW Bank Portfolio	31,856	1,197,467

LVIP Delaware Foundation® Conservative Allocation Fund–14

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

EXCHANGE-TRADED FUNDS (continued)
Vanguard FTSE Developed Markets ETF	88,675	$3,256,146

Total Exchange-Traded Funds (Cost $12,590,369)		15,914,587

PREFERRED STOCK–0.35%
•Bank of America 6.10%	120,000	121,800
•@Integrys Energy Group 6.00%	8,750	226,133
National Retail Properties 5.70%	2,675	66,367
#•PNC Preferred Funding Trust II 144A 1.735%	500,000	448,750
Public Storage 5.20%	2,375	59,351
#•USB Realty 144A 1.468%	100,000	90,250

Total Preferred Stock (Cost $938,500)		1,012,651

	Principal
	Amount°

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.94%
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	2,752	3,094
Series 2003-26 AT 5.00% 11/25/32	35,468	36,013
Series 2005-70 PA 5.50% 8/25/35	16,630	18,622
•*Series 2008-15 SB 6.178% 8/25/36	31,926	6,676
•*Series 2010-129 SM 5.578% 11/25/40	257,040	42,502
Series 2010-41 PN 4.50% 4/25/40	235,000	252,410
Series 2010-43 HJ 5.50% 5/25/40	26,458	29,595
Series 2010-96 DC 4.00% 9/25/25	349,651	369,541
•*Series 2011-15 SA 6.638% 3/25/41	256,042	55,656
•*Series 2012-122 SD 5.678% 11/25/42	214,403	47,959
*Series 2013-26 ID 3.00% 4/25/33	283,566	41,293
*Series 2013-38 AI 3.00% 4/25/33	270,612	38,794
*Series 2013-43 IX 4.00% 5/25/43	932,323	226,338
*Series 2013-44 DI 3.00% 5/25/33	848,208	122,725
Series 2014-36 ZE 3.00% 6/25/44	154,142	134,570

	Principal	Value
	Amount°	(U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
•*Series 2014-68 BS 5.728% 11/25/44	345,414	$69,263
•*Series 2014-90 SA 5.728% 1/25/45	969,383	212,996
•*Series 2015-27 SA 6.028% 5/25/45	128,827	29,158
Series 2015-44 Z 3.00% 9/25/43	265,955	247,634
¿Freddie Mac Multifamily Structured Pass Through Certificates 3.389% 3/25/24	150,000	155,390
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	5,172	5,840
Series 2557 WE 5.00% 1/15/18	4,156	4,274
Series 4065 DE 3.00% 6/15/32	40,000	39,919
*Series 4120 IK 3.00% 10/15/32	517,250	69,931
*Series 4146 IA 3.50% 12/15/32	273,012	43,110
•*Series 4159 KS 5.82% 1/15/43	234,613	57,882
*Series 4185 LI 3.00% 3/15/33	206,964	29,093
*Series 4191 CI 3.00% 4/15/33	86,993	11,543
Series 4435 DY 3.00% 2/15/35	222,000	217,205
•*Freddie Mac Strips Series 326 S2 5.62% 3/15/44	170,165	36,423
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2014-DN4 M2 2.822% 10/25/24	500,000	501,439
•Series 2015-DNA1 M2 2.272% 10/25/27	250,000	246,578
•Series 2015-DNA3 M2 3.272% 4/25/28	500,000	499,010
•Series 2015-HQ2 M2 2.372% 5/25/25	500,000	488,212
•Series 2015-HQA2 M2 3.222% 5/25/28	250,000	249,812
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	80,476	91,390
GNMA
Series 2010-113 KE 4.50% 9/20/40	575,000	631,626
Series 2015-133 AL 3.00% 5/20/45	294,000	280,436

Total Agency Collateralized Mortgage Obligations (Cost $5,712,721)		5,643,952

AGENCY MORTGAGE-BACKED SECURITIES–13.03%
Fannie Mae 6.50% 8/1/17	5,849	5,963
Fannie Mae ARM
•2.365% 4/1/36	31,222	33,250

LVIP Delaware Foundation® Conservative Allocation Fund–15

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae ARM (continued)
•2.418% 5/1/43	111,564	$112,527
•2.496% 11/1/35	22,195	23,534
•2.553% 6/1/43	37,534	38,044
•2.576% 8/1/35	1,557	1,644
•2.913% 7/1/45	52,336	53,349
•3.177% 4/1/44	128,357	132,263
•3.259% 3/1/44	154,786	159,767
•3.277% 9/1/43	104,234	107,546
Fannie Mae Relocation 15 yr
4.00% 9/1/20	26,787	27,585
Fannie Mae Relocation 30 yr
5.00% 1/1/34	20,427	22,259
5.00% 10/1/35	8,281	9,025
5.00% 2/1/36	31,626	33,962
Fannie Mae S.F. 15 yr
2.50% 10/1/27	16,165	16,426
2.50% 12/1/27	64,574	65,618
2.50% 4/1/28	26,545	26,896
2.50% 9/1/28	78,735	79,931
3.00% 9/1/30	152,548	157,306
3.50% 6/1/26	106,646	111,891
3.50% 7/1/26	84,138	88,358
3.50% 12/1/28	31,911	33,608
4.00% 5/1/25	49,134	52,107
4.00% 11/1/25	324,713	344,460
4.00% 12/1/26	82,000	86,969
4.00% 1/1/27	526,617	558,636
4.00% 5/1/27	184,912	196,143
4.00% 8/1/27	97,360	103,219
4.50% 4/1/18	6,076	6,278
5.50% 6/1/23	55,424	60,484
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/31	356,000	358,814
2.50% 2/1/31	94,000	94,571
Fannie Mae S.F. 20 yr
3.00% 2/1/33	12,990	13,338
3.00% 8/1/33	52,633	54,042
3.50% 4/1/33	15,038	15,721
3.50% 9/1/33	73,670	77,194
4.00% 1/1/31	22,526	24,043
4.00% 2/1/31	68,810	73,604
Fannie Mae S.F. 30 yr
3.00% 7/1/42	95,227	95,586
3.00% 10/1/42	58,696	59,013
3.00% 12/1/42	249,323	250,061
3.00% 1/1/43	580,739	582,066
3.00% 2/1/43	62,161	62,303
3.00% 5/1/43	326,131	326,842
4.00% 5/1/43	77,607	82,695
4.00% 8/1/43	42,854	45,532
4.00% 7/1/44	174,289	185,551

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 7/1/36	33,065	$35,828
4.50% 11/1/40	79,115	85,626
4.50% 3/1/41	96,387	104,319
4.50% 4/1/41	196,939	213,104
4.50% 7/1/41	59,964	64,892
4.50% 1/1/42	2,027,100	2,194,331
4.50% 9/1/42	1,191,502	1,291,965
4.50% 6/1/44	135,462	146,567
4.50% 10/1/44	535,399	580,610
4.50% 2/1/45	763,516	827,420
5.00% 2/1/35	101,197	111,928
5.00% 10/1/35	86,164	95,065
5.00% 11/1/35	41,405	45,673
5.00% 4/1/37	24,281	26,773
5.00% 8/1/37	60,331	66,527
5.50% 12/1/32	4,721	5,297
5.50% 2/1/33	58,850	65,793
5.50% 4/1/34	24,455	27,488
5.50% 11/1/34	25,722	28,932
5.50% 12/1/34	115,392	130,076
5.50% 1/1/35	10,770	12,121
5.50% 3/1/35	13,120	14,782
5.50% 5/1/35	41,402	46,606
5.50% 6/1/35	17,000	19,096
5.50% 1/1/36	97,848	110,093
5.50% 4/1/36	60,846	68,234
5.50% 7/1/36	7,086	7,972
5.50% 9/1/36	100,793	113,241
5.50% 11/1/36	19,157	21,391
5.50% 1/1/37	81,863	91,517
5.50% 4/1/37	324,022	363,564
5.50% 8/1/37	66,378	74,658
5.50% 9/1/37	92,366	103,275
5.50% 1/1/38	1,952	2,184
5.50% 2/1/38	51,010	57,293
5.50% 3/1/38	42,665	47,579
5.50% 6/1/38	175,859	196,411
5.50% 9/1/38	180,027	202,298
5.50% 1/1/39	119,014	134,054
5.50% 2/1/39	278,812	313,291
5.50% 10/1/39	213,360	238,332
5.50% 7/1/40	160,913	180,209
5.50% 9/1/41	737,447	823,832
6.00% 5/1/36	86,704	98,101
6.00% 6/1/36	8,155	9,228
6.00% 12/1/36	8,911	10,145
6.00% 2/1/37	27,878	31,544
6.00% 5/1/37	71,061	80,413
6.00% 6/1/37	4,820	5,488
6.00% 7/1/37	4,852	5,476
6.00% 8/1/37	60,732	68,802
6.00% 9/1/37	9,792	11,078

LVIP Delaware Foundation® Conservative Allocation Fund–16

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 11/1/37	10,757	$12,142
6.00% 5/1/38	116,945	132,155
6.00% 7/1/38	3,054	3,446
6.00% 9/1/38	311,933	352,866
6.00% 10/1/38	101,428	114,575
6.00% 11/1/38	21,193	24,135
6.00% 1/1/39	45,278	51,283
6.00% 2/1/39	53,223	60,060
6.00% 9/1/39	372,522	421,011
6.00% 3/1/40	38,536	43,598
6.00% 7/1/40	142,067	160,506
6.00% 9/1/40	34,573	39,106
6.00% 11/1/40	13,879	15,823
6.00% 5/1/41	344,114	389,307
6.50% 2/1/36	41,849	47,827
6.50% 10/1/36	45,116	52,023
6.50% 8/1/37	1,667	1,905
7.00% 12/1/37	7,342	7,883
7.50% 6/1/31	11,139	13,642
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/46	7,105,000	7,105,065
3.00% 2/1/46	8,868,000	8,850,414
4.50% 1/1/46	1,768,000	1,909,219
Freddie Mac ARM
•2.479% 7/1/36	29,943	31,758
•2.521% 1/1/44	305,066	310,907
•2.57% 4/1/34	7,674	8,128
•2.592% 12/1/33	8,140	8,554
•2.727% 6/1/37	3,442	3,683
•2.832% 9/1/45	423,772	432,195
•2.953% 11/1/44	40,308	41,358
•2.959% 10/1/45	109,190	111,256
Freddie Mac S.F. 15 yr
3.50% 11/1/25	19,939	20,902
3.50% 6/1/26	22,388	23,468
3.50% 1/1/27	19,772	20,723
4.00% 5/1/25	13,407	14,156
4.50% 5/1/20	2,654	2,763
4.50% 8/1/24	83,299	89,285
4.50% 9/1/26	51,377	55,035
5.00% 6/1/18	15,689	16,226
Freddie Mac S.F. 20 yr
3.00% 6/1/34	56,477	57,751
3.50% 1/1/34	121,156	126,699
3.50% 9/1/35	93,390	97,407
4.00% 8/1/35	22,520	24,053
4.00% 10/1/35	115,340	123,194
Freddie Mac S.F. 30 yr
3.00% 10/1/42	110,798	110,873
3.00% 11/1/42	102,421	102,515
4.50% 4/1/39	18,608	20,315

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.50% 6/1/39	14,926	$16,088
4.50% 10/1/39	42,402	45,738
4.50% 4/1/41	273,936	295,634
4.50% 3/1/42	79,131	85,723
5.50% 3/1/34	10,116	11,243
5.50% 12/1/34	9,703	10,807
5.50% 6/1/36	6,302	7,006
5.50% 11/1/36	2,467	2,743
5.50% 12/1/36	2,781	3,091
5.50% 9/1/37	11,911	13,249
5.50% 4/1/38	42,762	47,566
5.50% 6/1/38	1,419	1,581
5.50% 7/1/38	43,218	48,091
5.50% 6/1/39	45,179	50,276
5.50% 3/1/40	34,771	38,688
5.50% 8/1/40	25,397	28,258
5.50% 1/1/41	6,986	7,773
5.50% 6/1/41	236,633	263,213
6.00% 2/1/36	21,062	24,024
6.00% 1/1/38	12,290	13,820
6.00% 6/1/38	34,692	39,118
6.00% 8/1/38	33,674	38,491
6.00% 5/1/40	67,574	76,663
6.00% 7/1/40	70,863	79,928
6.50% 4/1/39	52,785	60,115
7.00% 11/1/33	1,618	1,929
GNMA I S.F. 30 yr
5.00% 6/15/40	18,630	20,564
7.00% 12/15/34	84,320	99,676
7.50% 1/15/32	6,028	7,255

Total Agency Mortgage-Backed Securities (Cost $37,926,839)		37,960,092

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.08%
Banc of America Commercial Mortgage Trust
•Series 2006-1 AM 5.421% 9/10/45	14,927	14,912
•Series 2007-4 AM 5.809% 2/10/51	130,000	135,880
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	100,000	104,245
•CD Commercial Mortgage Trust Series 2005-CD1 C 5.284% 7/15/44	5,512	5,510
#CFCRE Commercial Mortgage Trust Series 2011-C1 A2 144A 3.759% 4/15/44	41,902	41,986
Citigroup Commercial Mortgage Trust
•Series 2007-C6 AM 5.71% 12/10/49	100,000	102,183

LVIP Delaware Foundation® Conservative Allocation Fund–17

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2014-GC25 A4 3.635% 10/10/47	195,000	$198,235
Series 2015-GC27 A5 3.137% 2/10/48	215,000	209,825
COMM Mortgage Trust
Series 2013-CR6 A4 3.101% 3/10/46	145,000	144,948
Series 2014-CR16 A4 4.051% 4/10/47	195,000	204,983
Series 2014-CR19 A5 3.796% 8/10/47	235,000	242,172
Series 2014-CR20 A4 3.59% 11/10/47	80,000	81,055
Series 2014-CR20 AM 3.938% 11/10/47	340,000	348,398
Series 2014-CR21 A3 3.528% 12/10/47	120,000	120,958
#Series 2015-3BP A 144A 3.178% 2/10/35	400,000	391,978
Series 2015-CR23 A4 3.497% 5/10/48	80,000	80,271
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	85,000	86,958
DB-UBS Mortgage Trust
#Series 2011-LC1A A3 144A 5.002% 11/10/46	155,000	170,854
#•Series 2011-LC1A C 144A 5.663% 11/10/46	200,000	220,111
FREMF Mortgage Trust
#•Series 2011-K10 B 144A 4.631% 11/25/49	110,000	115,277
#•Series 2011-K13 B 144A 4.60% 1/25/48	200,000	211,865
#•Series 2011-K15 B 144A 4.948% 8/25/44	15,000	16,119
#•Series 2012-K18 B 144A 4.255% 1/25/45	85,000	87,423
#•Series 2012-K19 B 144A 4.036% 5/25/45	40,000	40,682
#•Series 2012-K22 B 144A 3.687% 8/25/45	150,000	148,745
#•Series 2012-K22 C 144A 3.687% 8/25/45	120,000	119,738
#•Series 2012-K707 B 144A 3.883% 1/25/47	60,000	61,165
#•Series 2012-K708 B 144A 3.754% 2/25/45	245,000	249,411
#•Series 2012-K708 C 144A 3.754% 2/25/45	60,000	60,633
#•Series 2012-K711 144A 3.562% 8/25/45	520,000	525,833

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
#•Series 2013-K25 C 144A 3.618% 11/25/45	120,000	$113,588
#•Series 2013-K26 C 144A 3.599% 12/25/45	70,000	67,536
#•Series 2013-K30 C 144A 3.556% 6/25/45	130,000	121,089
#•Series 2013-K31 C 144A 3.627% 7/25/46	250,000	235,120
#•Series 2013-K33 B 144A 3.503% 8/25/46	120,000	116,089
#•Series 2013-K33 C 144A 3.503% 8/25/46	35,000	33,291
#•Series 2013-K712 144A 3.371% 5/25/45	285,000	285,898
#•Series 2013-K713 144A 3.165% 4/25/46	210,000	208,784
#•Series 2013-K713 C 144A 3.165% 4/25/46	180,000	173,298
#•Series 2014-K716 C 144A 3.953% 8/25/47	95,000	94,402
#•Series 2015-K47 B 144A 3.60% 6/25/48	100,000	89,055
#GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	1,440,000	1,474,894
GS Mortgage Securities Trust
#Series 2010-C1 A2 144A 4.592% 8/10/43	345,000	370,335
Series 2014-GC24 A5 3.931% 9/10/47	235,000	244,506
Series 2015-GC32 A4 3.764% 7/10/48	80,000	81,762
Hilton USA Trust
#Series 2013-HLT AFX 144A 2.662% 11/5/30	100,000	100,075
#Series 2013-HLT BFX 144A 3.367% 11/5/30	285,000	285,212
#Houston Galleria Mall Trust Series 2015-HGLR A1A2 144A 3.087% 3/5/37	380,000	369,925
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	85,401	84,519
•Series 2014-C22 B 4.561% 9/15/47	55,000	55,893
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.498% 8/12/37	60,000	64,462

LVIP Delaware Foundation® Conservative Allocation Fund–18

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued)
•Series 2005-LDP5 D 5.522% 12/15/44	105,000	$104,738
Series 2006-LDP8 AM 5.44% 5/15/45	484,000	492,439
#•Series 2011-C5 C 144A 5.323% 8/15/46	100,000	106,435
Series 2015-JP1 A5 3.914% 1/15/49	225,000	231,757
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	8,082	8,109
•Series 2006-C6 AJ 5.452% 9/15/39	210,000	211,302
Series 2006-C6 AM 5.413% 9/15/39	185,000	188,396
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19 AS 3.832% 12/15/47	50,000	50,480
Series 2015-C22 A3 3.046% 4/15/48	100,000	96,636
Series 2015-C23 A4 3.719% 7/15/50	330,000	336,288
Series 2015-C26 A5 3.531% 10/15/48	190,000	190,047
Morgan Stanley Capital I Trust
•Series 2005-HQ7 C 5.191% 11/14/42	175,587	175,320
•Series 2006-HQ10 B 5.448% 11/12/41	100,000	96,029
•Series 2006-T23 A4 5.847% 8/12/41	99,931	100,632
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	100,000	99,402
Series 2015-NXS3 A4 3.617% 9/15/57	125,000	126,217
WF-RBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	50,000	51,934

Total Commercial Mortgage-Backed Securities
(Cost $12,091,876)		11,878,247

CONVERTIBLE BONDS–0.76%
@Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	131,000	132,146
@American Realty Capital Properties 3.75% exercise price $14.99, maturity date 12/15/20	78,000	70,152

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Ares Capital 5.75% exercise price $18.36, maturity date 2/1/16	39,000	$39,073
BGC Partners 4.50% exercise price $9.84, maturity date 7/15/16	83,000	90,211
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	25,000	33,531
Blackstone Mortgage Trust 5.25% exercise price $28.66, maturity date 12/1/18	114,000	116,280
Blucora 4.25% exercise price $21.66, maturity date 4/1/19	64,000	53,360
#Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, maturity date 10/15/18	96,000	95,100
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	76,000	70,917
Cemex 3.72% exercise price $11.90, maturity date 3/15/20	62,000	48,941
@Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	91,000	79,170
#Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18	43,000	53,535
@GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	53,000	53,298
@fGeneral Cable 4.50% exercise price $33.38, maturity date 11/15/29	97,000	59,837
Gilead Sciences 1.625% exercise price $22.44, maturity date 5/1/16	19,000	84,930
Healthsouth 2.00% exercise price $38.08, maturity date 12/1/43	64,000	69,280
Helix Energy Solutions Group 3.25% exercise price $25.02, maturity date 3/15/32	67,000	53,139
#inContact 144A 2.50% exercise price $14.23, maturity date 4/1/22	77,000	72,813
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	19,000	29,403
#Liberty Interactive 144A 1.00% exercise price $64.23, maturity date 9/30/43	77,000	66,557

LVIP Delaware Foundation® Conservative Allocation Fund–19

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
fMeritor 4.00% exercise price $26.73, maturity date 2/15/27	95,000	$90,309
#Microchip Technology 144A 1.625% exercise price $66.61, maturity date 2/15/25	39,000	38,951
New Mountain Finance 5.00% exercise price $15.93, maturity date 6/15/19	14,000	13,755
Novellus Systems 2.625% exercise price $34.37, maturity date 5/15/41	50,000	117,906
NuVasive 2.75% exercise price $42.13, maturity date 7/1/17	80,000	109,550
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	51,000	56,132
#PROS Holdings 144A 2.00% exercise price $33.79, maturity date 12/1/19	62,000	60,837
@Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	63,000	55,519
@Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	94,000	89,124
@Titan Machinery 3.75% exercise price $43.17, maturity date 5/1/19	17,000	11,209
@TPG Specialty Lending 4.50% exercise price $25.83, maturity date 12/15/19	52,000	51,415
•Vector Group 1.75% exercise price $24.64, maturity date 4/15/20	73,000	83,813
•Vector Group 2.50% exercise price $15.98, maturity date 1/15/19	35,000	53,805

Total Convertible Bonds (Cost $2,146,762)		2,203,998

CORPORATE BONDS–20.95%
Aerospace & Defense–0.13%
Embraer Netherlands Finance 5.05% 6/15/25	115,000	104,937
Lockheed Martin
2.50% 11/23/20	60,000	59,712
3.55% 1/15/26	95,000	95,530
TransDigm 6.50% 7/15/24	105,000	104,948

		365,127

Air Freight & Logistics–0.13%
Aviation Capital Group
#@144A 2.875% 9/17/18	10,000	9,955

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Air Freight & Logistics (continued)
Aviation Capital Group (continued)
#144A 4.875% 10/1/25		75,000	$74,634
#144A 6.75% 4/6/21		165,000	185,006
FedEx 4.75% 11/15/45		95,000	94,496

			364,091

Airlines–0.21%
#¿Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27		110,000	106,563
¿American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26		94,182	94,239
¿American Airlines 2015-1 Pass Through Trust 3.375% 5/1/27		117,574	113,606
¿American Airlines 2015-2 Class AA Pass-Through Trust 3.60% 9/22/27		35,000	35,394
¿United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26		77,622	79,466
¿United Airlines 2014-2 Pass Through Trust 3.75% 9/3/26		185,000	186,859

			616,127

Auto Components–0.18%
American Axle & Manufacturing 6.25% 3/15/21		205,000	212,944
Delphi Automotive 3.15% 11/19/20		90,000	89,984
Lear 5.25% 1/15/25		210,000	214,725

			517,653

Automobiles–0.14%
Daimler 2.75% 12/10/18	NOK	720,000	84,109
Ford Motor 7.45% 7/16/31		225,000	278,337
Toyota Finance Australia 3.04% 12/20/16	NZD	80,000	54,466

			416,912

Banks–3.11%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	59,000	44,315
Bank of America
3.875% 8/1/25		335,000	340,745
3.95% 4/21/25		715,000	697,583
BB&T 5.25% 11/1/19		520,000	568,956
#BBVA Bancomer 144A 6.50% 3/10/21		150,000	159,750
Branch Banking & Trust 3.80% 10/30/26		260,000	264,311

LVIP Delaware Foundation® Conservative Allocation Fund–20

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Citizens Financial Group 4.30% 12/3/25		160,000	$161,161
City National 5.25% 9/15/20		195,000	216,990
Compass Bank 3.875% 4/10/25		250,000	229,579
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.50% 9/4/20	NOK	270,000	31,994
4.25% 1/13/22	AUD	36,000	26,985
#Credit Suisse Group Funding Guernsey 144A 3.125% 12/10/20		435,000	433,515
Fifth Third Bancorp 2.875% 7/27/20		80,000	79,996
#Industrial & Commercial Bank of China 144A 4.875% 9/21/25		200,000	203,088
JPMorgan Chase
•0.953% 1/28/19		74,000	73,508
4.25% 10/1/27		325,000	324,967
•6.75% 8/29/49		170,000	185,513
KeyBank 6.95% 2/1/28		615,000	763,329
#•Nordea Bank 144A 6.125% 12/29/49		200,000	196,040
PNC Bank 6.875% 4/1/18		740,000	811,193
Santander Issuances 5.179% 11/19/25		200,000	197,346
#Societe Generale 144A 4.75% 11/24/25		285,000	276,312
SVB Financial Group 3.50% 1/29/25		200,000	191,983
Toronto-Dominion Bank 2.50% 12/14/20		210,000	210,157
#Turkiye Garanti Bankasi 144A 4.75% 10/17/19		200,000	199,245
US Bank 2.80% 1/27/25		250,000	243,521
•@USB Capital IX 3.50% 10/29/49		780,000	601,575
Wells Fargo
2.55% 12/7/20		290,000	288,773
4.30% 7/22/27		250,000	255,731
Woori Bank
#144A 2.875% 10/2/18		200,000	202,962
#144A 4.75% 4/30/24		400,000	410,095
Zions Bancorp 4.50% 6/13/23		170,000	174,926

			9,066,144

Beverages–0.05%
#JB 144A 3.75% 5/13/25		150,000	143,633

			143,633

Biotechnology–0.19%
Celgene 4.625% 5/15/44		115,000	109,045
Immucor 11.125% 8/15/19		495,000	452,925

			561,970

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Building Products–0.07%
Fortune Brands Home & Security 3.00% 6/15/20		105,000	$104,535
#GTL Trade Finance 144A 5.893% 4/29/24		150,000	107,250

			211,785

Capital Markets–0.46%
Affiliated Managers Group 3.50% 8/1/25		175,000	166,784
Bank of New York Mellon 2.15% 2/24/20		45,000	44,538
•Goldman Sachs Group 3.55% 8/21/19	AUD	10,000	7,295
Jefferies Group
6.45% 6/8/27		110,000	116,727
6.50% 1/20/43		60,000	55,647
Lazard Group 6.85% 6/15/17		101,000	107,573
Morgan Stanley
•1.17% 1/24/19		77,000	76,860
3.95% 4/23/27		25,000	24,319
5.00% 9/30/21	AUD	38,000	29,030
State Street
2.55% 8/18/20		175,000	177,294
3.10% 5/15/23		110,000	108,809
3.55% 8/18/25		195,000	201,373
#UBS Group Funding Jersey 144A 4.125% 9/24/25		210,000	210,199

			1,326,448

Chemicals–0.86%
CF Industries 6.875% 5/1/18		315,000	341,493
Dow Chemical 8.55% 5/15/19		1,129,000	1,331,686
#Grace (W.R.) 144A 5.125% 10/1/21		40,000	40,500
LyondellBasell Industries 4.625% 2/26/55		100,000	81,421
Methanex 4.25% 12/1/24		245,000	217,607
#OCP 144A 4.50% 10/22/25		200,000	187,013
PolyOne 5.25% 3/15/23		145,000	142,100
PPG Industries 2.30% 11/15/19		155,000	153,538

			2,495,358

Commercial Services & Supplies–0.10%
#HPHT Finance 15 144A 2.875% 3/17/20		200,000	199,158
#Penske Truck Leasing 144A 3.30% 4/1/21		90,000	88,837

			287,995

Communications Equipment–0.03%
Motorola Solutions 4.00% 9/1/24		110,000	95,629

			95,629

LVIP Delaware Foundation® Conservative Allocation Fund–21

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering–0.08%
AECOM 5.875% 10/15/24		231,000	$236,486

			236,486

Construction Materials–0.26%
#Cemex 144A 7.25% 1/15/21		200,000	193,000
#Cemex Finance 144A 9.375% 10/12/22		200,000	211,500
#Tenedora Nemak 144A 5.50% 2/28/23		200,000	201,500
#Union Andina De Cementos 144A 5.875% 10/30/21		150,000	145,125

			751,125

Consumer Finance–0.57%
Ford Motor Credit
4.05% 12/10/18	AUD	28,000	20,440
5.875% 8/2/21		200,000	223,295
General Motors Financial
3.45% 4/10/22		250,000	240,148
4.00% 1/15/25		220,000	209,115
4.30% 7/13/25		15,000	14,573
4.375% 9/25/21		160,000	162,452
#Hyundai Capital America 144A 2.125% 10/2/17		155,000	154,121
#Santander UK Group Holdings 144A 4.75% 9/15/25		495,000	490,861
Toyota Motor Credit 2.80% 7/13/22		155,000	154,419

			1,669,424

Containers & Packaging–0.13%
Ball 5.25% 7/1/25		140,000	143,675
#Brambles USA 144A 4.125% 10/23/25		60,000	60,452
#BWAY Holding 144A 9.125% 8/15/21		127,000	119,380
#Owens-Brockway Glass Container 144A 5.875% 8/15/23		50,000	50,844

			374,351

Diversified Consumer Services–0.08%
#ENA Norte Trust 144A 4.95% 4/25/23		217,242	222,482

			222,482

Diversified Financial Services–0.90%
AerCap Ireland Capital 4.625% 7/1/22		250,000	253,437
#•Corp Financiera De Desarrollo 144A 5.25% 7/15/29		200,000	197,000
#Finnvera 144A 2.375% 6/4/25		285,000	276,341

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
General Electric Capital
2.10% 12/11/19		235,000	$235,108
4.25% 1/17/18	NZD	175,000	120,857
5.55% 5/4/20		150,000	169,984
6.00% 8/7/19		234,000	265,214
Lloyds Banking Group
4.50% 11/4/24		200,000	203,393
#144A 4.582% 12/10/25		200,000	200,884
National Rural Utilities Cooperative Finance
2.30% 11/1/20		20,000	19,820
3.25% 11/1/25		15,000	14,956
•4.75% 4/30/43		275,000	271,947
#Peachtree Corners Funding Trust 144A 3.976% 2/15/25		240,000	238,718
•Voya Financial 5.65% 5/15/53		165,000	163,350

			2,631,009

Diversified Telecommunication Services–0.88%
AT&T 4.50% 5/15/35		115,000	106,693
Bell Canada 3.35% 3/22/23	CAD	53,000	39,166
# Bharti Airtel International Netherlands 144A 5.35% 5/20/24		200,000	210,667
CenturyLink
5.80% 3/15/22		185,000	170,246
6.75% 12/1/23		195,000	183,544
#Colombia Telecomunicaciones 144A 5.375% 9/27/22		200,000	181,000
#Digicel Group 144A 8.25% 9/30/20		200,000	166,000
#Frontier Communications 144A 8.875% 9/15/20		150,000	152,250
#GTP Acquisition Partners I 144A 2.35% 6/15/20		100,000	97,099
Hughes Satellite Systems 7.625% 6/15/21		65,000	69,144
#Neptune Finco 144A 6.625% 10/15/25		200,000	208,500
SBA Tower Trust
#144A 2.24% 4/16/18		180,000	176,716
#144A 2.898% 10/15/19		90,000	87,949
Verizon Communications 4.862% 8/21/46		335,000	318,380
#Virgin Media Secured Finance 144A 5.25% 1/15/26		200,000	195,000
#Wind Acquisition Finance 144A 7.375% 4/23/21		220,000	208,450

			2,570,804

Electric Utilities–2.40%
Appalachian Power 3.40% 6/1/25		185,000	180,891

LVIP Delaware Foundation® Conservative Allocation Fund–22

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Appalachian Power (continued)
4.45% 6/1/45	105,000	$100,068
Berkshire Hathaway Energy 3.75% 11/15/23	310,000	318,641
@ComEd Financing III 6.35% 3/15/33	220,000	225,102
Commonwealth Edison 4.35% 11/15/45	180,000	181,633
Consumers Energy 4.10% 11/15/45	50,000	49,786
Duke Energy
3.75% 4/15/24	215,000	218,213
4.80% 12/15/45	210,000	213,000
#•Electricite de France 144A 5.25% 12/29/49	270,000	254,813
#•Enel 144A 8.75% 9/24/73	390,000	445,087
#Enel Finance International 144A 6.00% 10/7/39	105,000	117,793
Entergy 4.00% 7/15/22	455,000	464,829
Entergy Arkansas 3.70% 6/1/24	85,000	86,784
#Exelon 144A 3.95% 6/15/25	145,000	145,090
Great Plains Energy 4.85% 6/1/21	95,000	102,145
Indiana Michigan Power 3.20% 3/15/23	125,000	123,432
IPALCO Enterprises 5.00% 5/1/18	175,000	184,187
Kansas City Power & Light 3.65% 8/15/25	275,000	277,480
LG&E & KU Energy 4.375% 10/1/21	395,000	417,878
#Metropolitan Edison 144A 4.00% 4/15/25	125,000	123,989
MidAmerican Energy 4.25% 5/1/46	305,000	302,469
NextEra Energy Capital Holdings 3.625% 6/15/23	300,000	299,367
NV Energy 6.25% 11/15/20	195,000	221,750
Pennsylvania Electric 5.20% 4/1/20	220,000	234,755
Public Service of New Hampshire 3.50% 11/1/23	160,000	164,092
Public Service of Oklahoma 5.15% 12/1/19	165,000	180,593
Southern 2.75% 6/15/20	560,000	554,883
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	210,000	210,427
Westar Energy 3.25% 12/1/25	115,000	115,472
Wisconsin Electric Power 4.30% 12/15/45	105,000	107,644

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Xcel Energy 3.30% 6/1/25	385,000	$377,119

		6,999,412

Electronic Equipment, Instruments & Components–0.03%
Jabil Circuit 7.75% 7/15/16	85,000	87,337

		87,337

Food Products–0.16%
Campbell Soup 3.30% 3/19/25	240,000	239,182
#JBS Investments 144A 7.75% 10/28/20	200,000	193,000
#JBS USA Finance 144A 5.75% 6/15/25	35,000	30,625

		462,807

Gas Utilities–0.11%
AmeriGas Finance 7.00% 5/20/22	205,000	199,363
Dominion Gas Holdings 4.60% 12/15/44	115,000	107,289

		306,652

Health Care Equipment & Supplies–0.40%
Becton Dickinson 6.375% 8/1/19	330,000	372,818
Kinetic Concepts 10.50% 11/1/18	165,000	161,287
Mallinckrodt International Finance
#144A 4.875% 4/15/20	90,000	87,075
#144A 5.50% 4/15/25	215,000	198,875
Zimmer Biomet Holdings 3.375% 11/30/21	330,000	330,748

		1,150,803

Health Care Providers & Services–0.47%
Community Health Systems 6.875% 2/1/22	120,000	114,450
#CVS Health 144A 5.00% 12/1/24	120,000	130,051
DaVita HealthCare Partners 5.00% 5/1/25	365,000	353,137
HCA 5.375% 2/1/25	295,000	291,681
HealthSouth
5.125% 3/15/23	50,000	48,125
#144A 5.75% 9/15/25	80,000	74,800
Highmark
#144A 4.75% 5/15/21	150,000	152,706
#144A 6.125% 5/15/41	65,000	64,671
Tenet Healthcare 4.50% 4/1/21	150,000	147,000

		1,376,621

Hotels, Restaurants & Leisure–0.18%
Host Hotels & Resorts 4.50% 2/1/26	150,000	148,363

LVIP Delaware Foundation® Conservative Allocation Fund–23

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
MGM Resorts International 6.00% 3/15/23	206,000	$204,970
Starwood Hotels & Resorts Worldwide
@3.75% 3/15/25	150,000	147,116
@4.50% 10/1/34	35,000	31,647

		532,096

Household Durables–0.03%
Harman International Industries 4.15% 5/15/25	100,000	96,023

		96,023

Independent Power & Renewable Electricity Producers–0.23%
AES Gener
#144A 5.00% 7/14/25	200,000	191,792
#144A 5.25% 8/15/21	220,000	226,173
Calpine 5.375% 1/15/23	125,000	112,813
Dynegy 7.625% 11/1/24	150,000	128,970

		659,748

Independent Power Producers & Energy Traders–0.07%
#Perusahaan Listrik Negara 144A 5.50% 11/22/21	210,000	214,463

		214,463

Industrial Conglomerates–0.13%
•General Electric 4.00% 12/29/49	370,350	370,813

		370,813

Insurance–0.80%
#HUB International 144A 7.875% 10/1/21	140,000	126,350
•MetLife 5.25% 12/29/49	385,000	392,700
#MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	553,000
Prudential Financial
•5.375% 5/15/45	140,000	140,000
•5.625% 6/15/43	165,000	169,125
TIAA Asset Management Finance
#144A 2.95% 11/1/19	160,000	160,463
#144A 4.125% 11/1/24	335,000	336,755
#USI 144A 7.75% 1/15/21	40,000	38,550
XLIT
4.45% 3/31/25	180,000	176,595
5.50% 3/31/45	160,000	150,007
•6.50% 12/29/49	120,000	87,450

		2,330,995

Internet Software & Services–0.30%
Baidu 2.75%6/9/19	550,000	547,799
#Tencent Holdings 144A 3.375% 5/2/19	200,000	203,529

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Internet Software & Services (continued)
Zayo Group 6.00% 4/1/23	135,000	$128,250

		879,578

Machinery–0.20%
Crane
2.75% 12/15/18	35,000	34,916
4.45% 12/15/23	245,000	252,737
Meritor 6.75% 6/15/21	95,000	87,875
Parker Hannifin 3.30% 11/21/24	15,000	15,146
@Trinity Industries 4.55% 10/1/24	205,000	188,109

		578,783

Media–1.38%
21st Century Fox America
#144A 3.70% 10/15/25	60,000	59,973
#144A 4.95% 10/15/45	185,000	182,894
CC Holdings GS V 3.849% 4/15/23	175,000	172,017
#CCO Holdings 144A 5.125% 5/1/23	205,000	205,513
#CCO Safari II 144A 4.908% 7/23/25	425,000	425,228
#CCOH Safari 144A 5.75% 2/15/26	115,000	115,575
#Columbus International 144A 7.375% 3/30/21	290,000	288,187
CSC Holdings 5.25% 6/1/24	450,000	396,000
DISH DBS 5.00% 3/15/23	110,000	95,700
Gray Television 7.50% 10/1/20	90,000	92,813
Interpublic Group 2.25% 11/15/17	130,000	129,659
#Myriad International Holdings 144A 5.50% 7/21/25	200,000	193,240
#Numericable-SFR 144A 6.00% 5/15/22	200,000	194,500
#SES 144A 3.60% 4/4/23	325,000	317,645
#SES GLOBAL Americas Holdings 144A 5.30% 3/25/44	495,000	473,536
Time Warner 4.85% 7/15/45	220,000	210,296
#Tribune Media 144A 5.875% 7/15/22	250,000	250,625
#VTR Finance 144A 6.875% 1/15/24	200,000	184,500
WPP Finance 2010 5.625% 11/15/43	45,000	45,815

		4,033,716

Metals & Mining–0.29%
ArcelorMittal 10.85% 6/1/19	410,000	386,425
#Gerdau Holdings 144A 7.00% 1/20/20	145,000	130,500
@Joseph T Ryerson & Son 11.25% 10/15/18	32,000	24,000

LVIP Delaware Foundation® Conservative Allocation Fund–24

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
#@Lundin Mining 144A 7.50% 11/1/20	105,000	$98,700
#MMC Norilsk Nickel OJSC via MMC Finance 144A 6.625% 10/14/22	200,000	204,128

		843,753

Multi-Utilities–0.90%
Ameren Illinois 9.75% 11/15/18	1,087,000	1,312,158
American Water Capital
3.40% 3/1/25	40,000	40,685
4.30% 9/1/45	165,000	167,414
CenterPoint Energy 5.95% 2/1/17	10,000	10,436
CMS Energy 6.25% 2/1/20	215,000	244,079
#DTE Energy 144A 3.30% 6/15/22	180,000	180,804
•@Integrys Energy Group 6.11% 12/1/66	325,000	247,047
Louisville Gas & Electric 4.375% 10/1/45	105,000	107,542
Puget Energy 6.00% 9/1/21	130,000	146,633
WEC Energy Group 3.55% 6/15/25	165,000	166,252

		2,623,050

Oil, Gas & Consumable Fuels–1.29%
Continental Resources 4.50% 4/15/23	225,000	161,887
Ecopetrol 5.375% 6/26/26	190,000	162,213
•Enbridge Energy Partners 8.05% 10/1/37	470,000	386,575
Energy Transfer Partners 9.70% 3/15/19	238,000	262,297
EnLink Midstream Partners 4.15% 6/1/25	155,000	119,432
•Enterprise Products Operating 7.034% 1/15/68	55,000	55,963
#Lukoil International Finance 144A 3.416% 4/24/18	200,000	195,242
Murphy Oil USA 6.00% 8/15/23	285,000	300,675
Noble Energy 5.05% 11/15/44	150,000	121,522
Petrobras Global Finance 5.875% 3/1/18	85,000	75,863
Petroleos Mexicanos 6.50% 6/2/41	170,000	147,815
#Petronas Global Sukuk 144A 2.707% 3/18/20	220,000	216,723
Plains All American Pipeline 8.75% 5/1/19	435,000	477,558
Regency Energy Partners 5.875% 3/1/22	195,000	184,031
Williams Partners 7.25% 2/1/17	340,000	346,799

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
#Woodside Finance 144A 8.75% 3/1/19	380,000	$436,265
#YPF 144A 8.75% 4/4/24	120,000	117,000

		3,767,860

Paper & Forest Products–0.23%
Georgia-Pacific 8.00% 1/15/24	520,000	658,616

		658,616

Pharmaceuticals–0.17%
AstraZeneca
2.375% 11/16/20	150,000	149,099
3.375% 11/16/25	245,000	243,732
#Prestige Brands 144A 5.375% 12/15/21	115,000	110,975

		503,806

Real Estate Investment Trusts–1.05%
American Tower
2.80% 6/1/20	35,000	34,633
4.00% 6/1/25	45,000	44,318
#American Tower Trust I 144A 3.07% 3/15/23	245,000	240,840
CBL & Associates
4.60% 10/15/24	165,000	155,798
5.25% 12/1/23	35,000	33,534
Corporate Office Properties
3.60% 5/15/23	175,000	161,500
5.25% 2/15/24	180,000	184,437
DDR
7.50% 4/1/17	110,000	117,222
7.875% 9/1/20	365,000	437,284
Education Realty Operating Partnership 4.60% 12/1/24	185,000	182,857
Equinix 5.375% 4/1/23	192,000	196,800
GEO Group
5.125% 4/1/23	120,000	114,300
5.875% 10/15/24	150,000	146,250
Hospitality Properties Trust 4.50% 3/15/25	180,000	173,137
Host Hotels & Resorts 3.75% 10/15/23	45,000	43,458
Kimco Realty 3.40% 11/1/22	35,000	34,723
#Omega Healthcare Investors 144A 5.25% 1/15/26	95,000	97,154
#PLA Administradora Industrial S de RL 144A 5.25% 11/10/22	200,000	194,750
Regency Centers 5.875% 6/15/17	128,000	135,027
UDR 4.00% 10/1/25	55,000	55,633
Ventas Realty 4.125% 1/15/26	100,000	99,887

LVIP Delaware Foundation® Conservative Allocation Fund–25

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
WP Carey 4.60% 4/1/24	160,000	$159,821

		3,043,363

Semiconductors & Semiconductor Equipment–0.00%
Micron Technology 5.50% 2/1/25	10,000	8,725

		8,725

Software–0.41%
CDK Global 4.50% 10/15/24	140,000	139,559
First Data
#144A 5.00% 1/15/24	85,000	84,787
#144A 5.75% 1/15/24	515,000	508,563
#144A 7.00% 12/1/23	62,000	62,155
Microsoft 4.20% 11/3/35	70,000	71,623
#MTS International Funding 144A 8.625% 6/22/20	150,000	166,177
Oracle 3.25% 5/15/30	185,000	174,032

		1,206,896

Specialty Retail–0.23%
AutoNation 3.35% 1/15/21	40,000	39,904
QVC 5.45% 8/15/34	215,000	186,494
Sally Holdings 5.75% 6/1/22	5,000	5,200
Signet UK Finance 4.70% 6/15/24	430,000	424,178

		655,776

Technology Hardware, Storage & Peripherals–0.14%
#Samsung Electronics America 144A 1.75% 4/10/17	415,000	414,187

		414,187

Textiles, Apparel & Luxury Goods–0.07%
#INVISTA Finance 144A 4.25% 10/15/19	215,000	209,625

		209,625

Trading Companies & Distributors–0.05%
United Rentals North America 5.50% 7/15/25	151,000	147,036

		147,036

Wireless Telecommunication Services–0.67%
#Crown Castle Towers 144A 4.883% 8/15/20	900,000	964,703
Millicom International Cellular
#144A 6.00% 3/15/25	200,000	171,000
#144A 6.625% 10/15/21	200,000	185,750
Sprint 7.125% 6/15/24	315,000	228,769
T-Mobile USA 6.125% 1/15/22	185,000	190,550

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
#VimpelCom Communications 144A 7.748% 2/2/21	200,000	$205,143

		1,945,915

Total Corporate Bonds (Cost $61,221,395)		61,033,008

MUNICIPAL BOND–0.20%
Oregon State Taxable Pension 5.892% 6/1/27	485,000	581,079

Total Municipal Bond (Cost $485,000)		581,079

NON-AGENCY ASSET-BACKED SECURITIES–3.28%
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	108,767	113,640
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	255,000	253,475
Series 2014-4 A2 1.43% 6/17/19	280,000	278,996
•American Express Credit Account Secured Note Trust Series 2012-4 A 0.571% 5/15/20	550,000	548,521
#•Avery Point III CLO Series 2013-3A A 144A 1.715% 1/18/25	250,000	245,825
Avis Budget Rental Car Funding AESOP
#Series 2011-3A A 144A 3.41% 11/20/17	140,000	141,548
#Series 2013-1A A 144A 1.92% 9/20/19	190,000	188,575
#Series 2014-1A A 144A 2.46% 7/20/20	240,000	240,760
BA Credit Card Trust
•Series 2014-A2 A 0.601% 9/16/19	120,000	119,864
•Series 2014-A3 A 0.621% 1/15/20	155,000	154,831
•Series 2015-A1 A 0.661% 6/15/20	550,000	548,923
#•Benefit Street Partners CLO IV Series 2014-IVA A1A 144A 1.807% 7/20/26	500,000	495,650
#Cabela’s Credit Card Master Note Trust Series 2012-2A A1 144A 1.45% 6/15/20	195,000	194,473
•Capital One Multi-Asset Execution Trust Series 2007-A5 A5 0.371% 7/15/20	235,000	233,831

LVIP Delaware Foundation® Conservative Allocation Fund–26

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•Carlyle Global Market Strategies CLO Series 2014-2A A 144A 1.832% 5/15/25	250,000	$247,700
#•Cent CLO 21 Series 2014-21A A1B 144A 1.713% 7/27/26	250,000	246,575
•Chase Issuance Trust Series 2014-A5 A5 0.701% 4/15/21	200,000	199,015
#•Chesapeake Funding Series 2012-2A A 144A 0.872% 5/7/24	37,001	36,987
#CIT Equipment Collateral Series 2014-VT1 A2 144A 0.86% 5/22/17	96,625	96,534
Citibank Credit Card Issuance Trust
Series 2014-A6 A6 2.15% 7/15/21	240,000	241,148
•Series 2014-A9 A9 0.67% 11/23/18	425,000	424,880
Discover Card Execution Note Trust
•Series 2013-A1 A1 0.631% 8/17/20	200,000	199,653
•Series 2014-A1 A1 0.761% 7/15/21	200,000	199,760
Series 2015-A3 A 1.45% 3/15/21	165,000	163,481
#FirstKey Lending Trust Series 2015-SFR1 A 144A 2.553% 3/9/47	98,434	96,408
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	135,000	134,377
#Ford Credit Auto Owner Trust Series 2014-2 A 144A 2.31% 4/15/26	100,000	99,836
•GE Dealer Floorplan Master Note Trust Series 2014-2 A 0.852% 10/20/19	200,000	199,638
#•Golden Credit Card Trust Series 2014-2A A 144A 0.781% 3/15/21	100,000	99,275
#Great America Leasing Receivables Series 2013-1 B 144A 1.44% 5/15/18	100,000	99,646
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	248,625	226,008
Honda Auto Receivables Owner Trust Series 2015-3 A3 1.27% 4/18/19	125,000	124,412
#•Magnetite IX Series 2014-9A A1 144A 1.74% 7/25/26	485,000	479,568
Mid-State Trust Series 11 A1 4.864% 7/15/38	83,030	87,918

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22	195,000	$193,638
#•Neuberger Berman CLO XIX Series 2015-19A A1 144A 1.709% 7/15/27	250,000	247,225
#•Neuberger Berman CLO XVII Series 2014-17A A 144A 1.804% 8/4/25	250,000	247,725
•Nissan Auto Lease Trust Series 2015-B A2B 0.861% 12/15/17	130,000	130,088
#•Penarth Master Issuer Series 2015-1A A1 144A 0.76% 3/18/19	150,000	149,599
#•PFS Financing Series 2015-AA A 144A 0.951% 4/15/20	100,000	98,279
#Porsche Innovative Lease Owner Trust Series 2015-1 A3 144A 1.19% 7/23/18	140,000	138,405
#Progress Residential Trust Series 2015-SFR2 A 144A 2.74% 6/12/32	100,000	97,584
Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	155,000	154,234
Series 2015-2 A 1.60% 4/15/21	235,000	233,324
#Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19	405,000	399,771

Total Non-Agency Asset-Backed Securities (Cost $9,640,718)		9,551,603

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.97%
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	9,624	9,638
Series 2005-6 7A1 5.50% 7/25/20	8,538	8,333
•ChaseFlex Trust Series 2006-1 A4 4.775% 6/25/36	255,000	218,794
fCiticorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	400,000	397,063
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35	101,262	101,430
#•GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27	22,464	23,232
JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	114,567	118,135
#•Series 2014-2 B1 144A 3.428% 6/25/29	89,031	88,970

LVIP Delaware Foundation® Conservative Allocation Fund–27

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Mortgage Trust (continued)
#•Series 2014-2 B2 144A 3.428% 6/25/29	89,031	$87,622
#•Series 2014-IVR6 2A4 144A 2.50% 7/25/44	100,000	100,894
#•Series 2015-1 B1 144A 2.664% 12/25/44	198,633	195,960
#•Series 2015-4 B1 144A 3.636% 6/25/45	99,105	96,386
#•Series 2015-4 B2 144A 3.636% 6/25/45	99,105	94,344
#•Series 2015-5 B2 144A 2.91% 5/25/45	99,453	92,557
#•Series 2015-6 B1 144A 3.657% 10/25/45	99,578	98,938
#•Series 2015-6 B2 144A 3.657% 10/25/45	99,578	97,007
•MASTR ARM Trust Series 2003-6 1A2 2.70% 12/25/33	23,916	23,743
•New Residential Mortgage Loan Trust Series 2015-2A A1 3.75% 8/25/55	152,283	154,494
Sequoia Mortgage Trust
#•Series 2013-11 B1 144A 3.679% 9/25/43	95,002	94,482
#•Series 2014-2 A4 144A 3.50% 7/25/44	117,031	117,579
#•Series 2015-1 B2 144A 3.896% 1/25/45	68,582	68,584
¿Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34	60,203	61,439
Towd Point Mortgage Trust
#•Series 2015-5 A1B 144A 2.75% 5/25/55	141,409	139,656
#•Series 2015-6 A1B 144A 2.75% 4/25/55	143,456	141,188
¿WaMu Mortgage Pass Through Certificates Series 2003-S10 A2 5.00% 10/25/18	27,307	27,614
Wells Fargo Mortgage Backed Securities Trust Series 2006-2 3A1 5.75% 3/25/36	75,893	77,396
#•WinWater Mortgage Loan Trust Series 2015-3 B1 144A 3.911% 3/20/45	98,542	98,291

Total Non-Agency Collateralized Mortgage Obligations
(Cost $2,696,125)		2,833,769

	Principal Amount°		Value (U.S. $)

ΔREGIONAL BONDS–0.14%
Argentina–0.06%
Provincia de Buenos Aires #144A 9.95% 6/9/21		175,000	$180,687

			180,687

Australia–0.03%
New South Wales Treasury 4.00% 5/20/26	AUD	49,900	38,993
Queensland Treasury #144A 3.25% 7/21/26	AUD	63,000	44,913

			83,906

Canada–0.05%
Province of Ontario Canada 3.45% 6/2/45	CAD	37,000	27,981
Province of Quebec Canada 6.00% 10/1/29	CAD	118,000	115,783

			143,764

Total Regional Bonds (Cost $433,925)			408,357

«SENIOR SECURED LOANS–4.95%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		444,763	444,722
Aramark Tranche E 3.25% 9/7/19		248,779	248,623
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 2/1/23		180,000	178,439
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19		1,514,542	1,455,853
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21		167,014	147,390
Community Health Systems Tranche F 1st Lien 3.657% 12/31/18		103,208	102,025
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19		140,107	136,933
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21		257,793	254,295
Emdeon 1st Lien 3.75% 11/2/18		301,736	297,117
Energy Transfer Equity 1st Lien 3.25% 12/2/19		995,000	899,410
FCA US Tranche B 1st Lien 3.50% 5/24/17		38,880	38,808
First Data Tranche B 1st Lien 4.418% 3/24/21		953,637	951,849
Gardner Denver 1st Lien 4.25% 7/30/20		560,491	506,263
HCA Tranche B4 3.357% 5/1/18		782,000	782,004
HCA Tranche B5 1st Lien 3.174% 3/31/17		519,053	519,086

LVIP Delaware Foundation® Conservative Allocation Fund–28

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20		571,783	$571,457
Huntsman International Tranche B 1st Lien 3.75% 10/1/21		801,900	789,170
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18		115,518	113,670
Immucor Tranche B2 5.00% 8/19/18		491,797	469,666
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19		604,575	573,267
JLL/Delta Dutch Newco 1st Lien 4.25% 3/11/21		354,600	342,909
Landry’s Tranche B 4.00% 4/24/18		168,360	167,756
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20		300,000	299,544
MPH Acquisition Tranche B 3.75% 3/31/21		865,000	844,097
Numericable 4.50% 5/21/20		360,939	348,600
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20		312,261	301,587
@Republic of Angola (Unsecured) 7.045% 12/16/23		400,000	344,000
@Sensus 2nd Lien 8.50% 5/9/18		300,000	294,750
Smart & Final Stores Tranche B 1st Lien 4.00% 11/15/19		89,088	88,123
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20		719,989	705,949
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		203,735	197,878
Valeant Pharmaceuticals International Tranche BE 3.75% 8/5/20		1,038,859	999,382

Total Senior Secured Loans (Cost $14,798,332)			14,414,622

ΔSOVEREIGN BONDS–0.88%
Australia–0.01%
Australia Government Bond 3.75% 4/21/37	AUD	41,000	31,300

			31,300

Brazil–0.05%
Brazilian Government International Bond 5.00% 1/27/45		200,000	134,500

			134,500

Canada–0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	26,000	21,320

			21,320

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Dominican Republic–0.10%
#Dominican Republic International Bond 144A 5.50% 1/27/25		300,000	$290,250

			290,250

Indonesia–0.07%
#Indonesia Government International Bond 144A 4.875% 5/5/21		200,000	207,914

			207,914

Japan–0.02%
Japan Government Forty Year Bond 1.40% 3/20/55	JPY	6,650,000	55,483

			55,483

Mexico–0.11%
Mexican Bonos
7.50% 6/3/27	MXN	1,767,000	111,555
10.00% 12/5/24	MXN	2,939,000	215,106

			326,661

Norway–0.02%
Kommunalbanken 5.00% 3/28/19	NZD	91,000	65,163

			65,163

Pakistan–0.06%
#Pakistan Government International Bond 144A 7.875% 3/31/36		200,000	181,458

			181,458

Peru–0.05%
Peruvian Government International Bond 4.125% 8/25/27		138,000	135,930

			135,930

Poland–0.02%
Poland Government Bond 3.25% 7/25/25	PLN	272,000	71,366

			71,366

Portugal–0.01%
#Portugal Government International Bond 144A 5.125% 10/15/24		15,000	15,342

			15,342

Republic of Korea–0.06%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	221,776,512	183,932

			183,932

LVIP Delaware Foundation® Conservative Allocation Fund–29

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Sri Lanka–0.06%
#Sri Lanka Government International Bond 144A 6.125% 6/3/25		200,000	$178,625

			178,625

Sweden–0.02%
Sweden Government Bond 1.50% 11/13/23	SEK	425,000	52,894

			52,894

Ukraine–0.04%
#Ukraine Government International Bond 144A 7.75% 9/1/20		110,000	101,750

			101,750

United Kingdom–0.12%
United Kingdom Gilt
3.25% 1/22/44	GBP	49,900	81,908
3.50% 1/22/45	GBP	56,200	96,741
United Kingdom Gilt Inflation Linked 0.125% 3/22/24	GBP	115,610	181,080

			359,729

Uruguay–0.05%
Uruguay Government International Bond 4.375% 10/27/27		162,000	159,975

			159,975

Total Sovereign Bonds (Cost $2,768,362)			2,573,592

SUPRANATIONAL BANKS–0.11%
European Bank for Reconstruction & Development 7.375% 4/15/19	IDR	1,210,000,000	82,899
Inter-American Development Bank 6.00% 9/5/17	INR	13,100,000	195,650
International Bank for Reconstruction & Development 4.625% 10/6/21	NZD	35,000	25,035
International Finance 3.625% 5/20/20	NZD	24,000	16,467

Total Supranational Banks (Cost $358,593)			320,051

U.S. TREASURY OBLIGATIONS–6.10%
U.S. Treasury Bonds 3.00% 11/15/45		3,025,000	3,016,433
•U.S. Treasury Floating Rate Note 0.383% 10/31/17		6,880,000	6,874,358
U.S. Treasury Notes
1.625% 11/30/20		3,660,000	3,638,626

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.25% 11/15/25	4,235,000	$4,225,984

Total U.S. Treasury Obligations (Cost $17,824,898)		17,755,401

	Number of Shares

RIGHT–0.00%
†Rumo Logistica Operadora Multimodal exercise price BRL 6.05, expiration date 2/1/16	1,448	55

Total Right (Cost $0)		55

MONEY MARKET FUND–3.50%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	10,202,582	10,202,582

Total Money Market Fund (Cost $10,202,582)		10,202,582

	Principal Amount°

SHORT-TERM INVESTMENTS–4.80%
≠Certificates of Deposit–2.23%
Royal Bank of Canada •0.571% 10/14/16	6,500,000	6,495,827

		6,495,827

≠Discounted Commercial Paper–2.57%
BNP Paribas New York Branch 0.20% 1/4/16	5,000,000	4,999,917
JPMorgan Securities 0.62% 7/22/16	2,500,000	2,490,324

		7,490,241

Total Short-Term Investments (Cost $13,991,177)		13,986,068

LVIP Delaware Foundation® Conservative Allocation Fund–30

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–104.68% (Cost $279,976,393)	$ 304,906,529
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.68%)	(13,621,898)

NET ASSETS APPLICABLE TO 21,183,051 SHARES OUTSTANDING–100.00%	$ 291,284,631

NET ASSET VALUE PER SHARE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND STANDARD CLASS ($247,317,144 / 17,985,678 Shares)	$13.751

NET ASSET VALUE PER SHARE–LVIP DELAWARE FOUNDATION® CONSERVATIVE ALLOCATION FUND SERVICE CLASS ($43,967,487 / 3,197,373 Shares)	$13.751

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$ 259,179,872
Distributions in excess of net investment income	(197,372)
Accumulated net realized gain on investments	7,456,519
Net unrealized appreciation of investments and derivatives	24,845,612

TOTAL NET ASSETS	$ 291,284,631

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $36,206,121, which represents 12.43% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«

Includes $345,831 cash collateral held at broker and $234,436 foreign currencies collateral held at broker for futures contracts, at value, $200,275 cash collateral held at broker and $63,254 foreign currencies collateral held at broker for swap contracts, at value, $19,041,233 payable for securities purchased, $41,467 payable for fund shares purchased, $16,737 expense reimbursement receivable from Lincoln Investment Advisors Corporation and $171,252 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $4,669,155, which represents 1.60% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $130,601, which represents 0.04% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2015.

LVIP Delaware Foundation® Conservative Allocation Fund–31

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(150,144)	USD	107,413	1/29/16	$(1,858)
BAML	CAD	(285,132)	USD	204,276	1/29/16	(1,767)
BAML	EUR	486,627	USD	(529,582)	1/29/16	(376)
BAML	NZD	(419,279)	USD	282,472	1/29/16	(3,730)
BNP	AUD	(67,114)	USD	47,985	1/29/16	(859)
BNP	MXN	(1,258,845)	USD	73,348	1/29/16	461
BNP	NOK	(985,341)	USD	111,896	1/29/16	443
HSBC	GBP	(113,775)	USD	169,512	1/29/16	1,765
JPMC	KRW	(211,964,600)	USD	179,798	1/29/16	(458)
JPMC	PLN	(238,967)	USD	61,177	1/29/16	303
JPMC	SEK	(449,295)	USD	52,653	1/29/16	(604)
TD	CAD	(137,006)	USD	98,361	1/29/16	(642)
TD	JPY	(6,235,213)	USD	51,436	1/29/16	(469)
TD	MXN	4,910,100	USD	(285,929)	1/29/16	(1,633)
UBS	INR	5,721,085	USD	(85,947)	1/29/16	42

						$(9,382)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(36)	E-mini S&P 500 Index	$(3,641,452)	$(3,663,720)	3/19/16	$(22,268)
39	Euro-Bund	6,773,506	6,692,854	3/9/16	(80,652)
(41)	U.S. Treasury 10 yr Notes	(5,164,005)	(5,162,156)	3/22/16	1,849
43	U.S. Treasury Long Bonds	6,602,272	6,611,250	3/22/16	8,978

					$(92,093)

LVIP Delaware Foundation® Conservative Allocation Fund–32

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]		Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased:
ICE	JPMC - CDX.NA.HY.25[3]		930,000	5.00%	12/20/20	$(20,907)	$ 10,396
ICE	JPMC - CDX.NA.HY.25[3]		885,000	5.00%	12/20/20	3,081	(13,084)
ICE	JPMC - CDX.NA.HY.25[3]		895,000	5.00%	12/20/20	(18,804)	8,687
ICE	JPMC - CDX.NA.HY.25[3]		920,000	5.00%	12/20/20	(21,619)	11,220
ICE	MSC iTraxx® Europe Crossover Series 24[4]	EUR	615,000	5.00%	12/20/20	(57,194)	2,459
JPMC	CDX.EM.24[5]		935,900	1.00%	12/20/20	95,870	8,368
JPMC	People’s Republic of China/7.50% 10/28/27 Aa3		378,000	1.00%	9/20/20	709	118

							$ 28,164

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

3Markit’s CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

4Markit’s iTraxx® Europe Crossover Index is composed of up to fifty (50) European entities with non-investment grade credit ratings that trade in the CDS market.

5Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia.

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNP–BNP Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CDX.NA.HY–Credit Default Swap Index North America High Yield

CLO–Collateralized Loan Obligation

CVA–Dutch Certificate

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

EUR–Euro

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GE–General Electric

GNMA–Government National Mortgage Association

GSMPS–Goldman Sachs Reperforming Mortgage Securities

LVIP Delaware Foundation® Conservative Allocation Fund–33

LVIP Delaware Foundation® Conservative Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations: (continued)

GS–Goldman Sachs

HSBC–Hong Kong Shanghai Bank

ICE–Intercontinental Exchange, Inc.

IDR–Indonesian Rupiah

INR–Indian Rupee

IT–Information Technology

JPMBB–JPMorgan Barclays Bank

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LB–Lehman Brothers

MASTR–Mortgage Asset Securitization Transactions, Inc.

MSC–Morgan Stanley Capital

MXN–Mexican Peso

NOK–Norwegian Krone

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PLN–Polish Zloty

RBS–Royal Bank of Scotland

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

SPDR®–Standard & Poor’s Depositary Receipts

TBA–To be announced

TD–Toronto Dominion Bank

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–34

LVIP Delaware Foundation® Conservative

Allocation Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$7,018,605
Dividends	2,755,830
Foreign tax withheld	(112,843)

9,661,592

EXPENSES:
Management fees	2,365,355
Distribution fees-Service Class	115,024
Reports and statements to shareholders	108,268
Pricing fees	89,361
Professional fees	76,742
Accounting and administration expenses	75,089
Custodian fees	49,490
Trustees’ fees and expenses	7,686
Consulting fees	1,943
Other	4,848

2,893,806
Less management fees waived	(315,381)
Less expenses reimbursed	(161,122)

Total operating expenses	2,417,303

NET INVESTMENT INCOME	7,244,289

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	11,013,275
Foreign currencies	(949,332)
Foreign currency exchange contracts	154,599
Futures contracts	466,359
Options purchased	(65,871)
Swap contracts	(13,457)

Net realized gain	10,605,573

Net change in unrealized appreciation (depreciation) of:
Investments	(20,039,135)
Foreign currencies	20,477
Foreign currency exchange contracts	(63,603)
Futures contracts	(160,957)
Swap contracts	21,312

Net change in unrealized appreciation (depreciation)	(20,221,906)

NET REALIZED AND UNREALIZED LOSS	(9,616,333)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,372,044)

*Includes $1,416 capital gains taxes paid.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,244,289	$8,690,998
Net realized gain	10,605,573	15,565,122
Net change in unrealized appreciation (depreciation)	(20,221,906)	(7,898,705)

Net increase (decrease) in net assets resulting from operations	(2,372,044)	16,357,415

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(7,040,484)	(7,570,062)
Service Class	(1,135,665)	(1,137,521)
Net realized gain:
Standard Class	(10,397,401)	(12,663,717)
Service Class	(1,808,044)	(2,056,736)

	(20,381,594)	(23,428,036)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,982,720	7,878,820
Service Class	2,505,965	2,330,138
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	17,437,885	20,233,779
Service Class	2,943,709	3,194,257

	27,870,279	33,636,994

Cost of shares redeemed:
Standard Class	(39,051,463)	(38,428,360)
Service Class	(5,081,368)	(4,992,357)

	(44,132,831)	(43,420,717)

Decrease in net assets derived from capital share transactions	(16,262,552)	(9,783,723)

NET DECREASE IN NET ASSETS	(39,016,190)	(16,854,344)
NET ASSETS:

Beginning of year	330,300,821	347,155,165

End of year	$291,284,631	$330,300,821

Undistributed (Distributions in excess of) net investment income	$(197,372)	$253,822

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund––35

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Standard Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.896	$15.257	$14.502	$13.436	$14.066

Income (loss) from investment operations:
Net investment income[1]	0.348	0.402	0.378	0.404	0.433
Net realized and unrealized gain (loss)	(0.491)	0.342	0.963	1.020	(0.132)

Total from investment operations	(0.143)	0.744	1.341	1.424	0.301

Less dividends and distributions from:
Net investment income	(0.402)	(0.411)	(0.329)	(0.358)	(0.931)
Net realized gain	(0.600)	(0.694)	(0.257)	—	—

Total dividends and distributions	(1.002)	(1.105)	(0.586)	(0.358)	(0.931)

Net asset value, end of period	$13.751	$14.896	$15.257	$14.502	$13.436

Total return[2]	(0.94% )	4.88%	9.34%	10.63%	2.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$247,317	$283,263	$299,595	$304,270	$318,061
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.87%	0.88%	0.88%	0.88%
Ratio of net investment income to average net assets	2.33%	2.58%	2.51%	2.85%	3.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.18%	2.44%	2.36%	2.70%	2.89%
Portfolio turnover	140%	142%	159%	142%	146%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–36

LVIP Delaware Foundation® Conservative Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Conservative Allocation Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.895	$15.257	$14.503	$13.438	$14.067

Income (loss) from investment operations:
Net investment income[1]	0.310	0.362	0.340	0.369	0.397
Net realized and unrealized gain (loss)	(0.489)	0.342	0.962	1.018	(0.131)

Total from investment operations	(0.179)	0.704	1.302	1.387	0.266

Less dividends and distributions from:
Net investment income	(0.365)	(0.372)	(0.291)	(0.322)	(0.895)
Net realized gain.	(0.600)	(0.694)	(0.257)	—	—

Total dividends and distributions	(0.965)	(1.066)	(0.548)	(0.322)	(0.895)

Net asset value, end of period.	$13.751	$14.895	$15.257	$14.503	$13.438

Total return[2]	(1.18% )	4.61%	9.07%	10.36%	1.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,968	$47,038	$47,560	$47,088	$44,849
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.13%	1.12%	1.13%	1.13%	1.13%
Ratio of net investment income to average net assets	2.08%	2.33%	2.26%	2.60%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.93%	2.19%	2.11%	2.45%	2.64%
Portfolio turnover	140%	142%	159%	142%	146%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund–37

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Conservative Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a combination of current income and preservation of capital with capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period

LVIP Delaware Foundation® Conservative Allocation Fund—38

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $620 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Delaware Management Business Trust, and Jackson Square Partners, LLP (the “Sub-Adviser”), are responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

LVIP Delaware Foundation® Conservative Allocation Fund—39

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$13,753
Legal	3,828

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $92,159 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$16,737
Management fees payable to LIAC	161,894
Distribution fees payable to LFD	9,358

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $109,452 and securities sales of $276,134.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$347,682,852
Purchases of U.S. government securities	86,177,779
Sales other than U.S. government securities	386,601,416
Sales of U.S. government securities	73,165,079

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$282,503,365

Aggregate unrealized appreciation	$38,854,068
Aggregate unrealized depreciation	(16,450,904)

Net unrealized appreciation	$22,403,164

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Delaware Foundation® Conservative Allocation Fund––40

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$1,900,175	$ —	$—	$1,900,175
Air Freight & Logistics	197,945	—	—	197,945
Auto Components	684,991	—	—	684,991
Automobiles	138,787	—	—	138,787
Banks	2,828,642	71,176	—	2,899,818
Beverages	259,792	—	—	259,792
Biotechnology	3,829,607	—	—	3,829,607
Building Products	196,622	—	—	196,622
Capital Markets	1,457,296	—	—	1,457,296
Chemicals	1,146,359	—	—	1,146,359
Commercial Services & Supplies	877,841	—	—	877,841
Communications Equipment	2,002,836	—	—	2,002,836
Construction & Engineering	176,636	—	—	176,636
Consumer Finance	151,578	—	—	151,578
Containers & Packaging	110,081	—	—	110,081
Diversified Financial Services	708,046	—	—	708,046
Diversified Telecommunication Services	1,517,196	—	—	1,517,196
Electric Utilities	630,495	—	—	630,495
Electrical Equipment	83,264	—	—	83,264
Electronic Equipment, Instruments & Components	92,748	—	—	92,748
Energy Equipment & Services	659,727	—	—	659,727
Food & Staples Retailing	1,720,558	—	—	1,720,558
Food Products	1,655,154	—	—	1,655,154
Gas Utilities	30,106	—	—	30,106
Health Care Equipment & Supplies	808,754	65,391	—	874,145
Health Care Providers & Services	2,377,289	—	—	2,377,289
Hotels, Restaurants & Leisure	649,719	—	—	649,719
Household Durables	111,384	—	—	111,384
Household Products	383,000	—	—	383,000
Industrial Conglomerates	361,340	—	—	361,340
Insurance	1,741,617	173,706	—	1,915,323
Internet & Catalog Retail	1,433,300	—	—	1,433,300
Internet Software & Services	3,519,439	—	—	3,519,439
IT Services	3,737,034	—	—	3,737,034
Leisure Products	78,740	—	—	78,740

LVIP Delaware Foundation® Conservative Allocation Fund—41

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Life Sciences Tools & Services	$ 219,868	$ —	$—	$ 219,868
Machinery	617,955	—	—	617,955
Media	926,790	—	—	926,790
Metals & Mining	211,977	—	—	211,977
Multiline Retail	94,639	—	—	94,639
Multi-Utilities	116,637	—	—	116,637
Oil, Gas & Consumable Fuels	2,552,277	—	—	2,552,277
Paper & Forest Products	171,576	—	—	171,576
Pharmaceuticals	4,220,406	—	—	4,220,406
Professional Services	479,889	—	—	479,889
Real Estate Investment Trusts	5,888,440	—	—	5,888,440
Road & Rail	268,358	—	—	268,358
Semiconductors & Semiconductor Equipment	1,576,813	—	—	1,576,813
Software	3,687,893	—	—	3,687,893
Specialty Retail	1,378,889	—	—	1,378,889
Technology Hardware, Storage & Peripherals	659,410	—	—	659,410
Textiles, Apparel & Luxury Goods	278,344	—	—	278,344
Trading Companies & Distributors	104,464	—	—	104,464
Developed Markets
Aerospace & Defense	—	317,875	—	317,875
Air Freight & Logistics	—	511,325	—	511,325
Airlines	—	136,379	—	136,379
Auto Components	—	358,878	—	358,878
Automobiles	—	1,132,418	—	1,132,418
Banks	439,124	2,270,291	—	2,709,415
Beverages	—	756,173	—	756,173
Construction & Engineering	—	585,158	—	585,158
Containers & Packaging	—	514,334	—	514,334
Diversified Telecommunication Services	—	823,070	—	823,070
Energy Equipment & Services	—	189,683	—	189,683
Food & Staples Retailing	—	266,139	—	266,139
Food Products	—	596,139	—	596,139
Household Durables	—	445,301	—	445,301
Industrial Conglomerates	—	451,963	—	451,963
Insurance	—	586,829	—	586,829
IT Services.	668,467	705,209	—	1,373,676
Life Sciences Tools & Services	118,104	—	—	118,104
Media	—	179,064	—	179,064
Metals & Mining	124,216	244,984	—	369,200
Multi-Utilities	—	246,630	—	246,630
Oil, Gas & Consumable Fuels	281,331	288,701	—	570,032
Pharmaceuticals	2,060,136	1,859,529	—	3,919,665
Road & Rail	—	571,281	—	571,281
Software	—	345,360	—	345,360
Specialty Retail	—	437,191	—	437,191
Textiles, Apparel & Luxury Goods	—	847,832	—	847,832
Tobacco	—	572,711	—	572,711
Trading Companies & Distributors	—	720,928	—	720,928
Wireless Telecommunication Services	—	414,665	—	414,665
Emerging Markets
Airlines	15,364	—	—	15,364
Automobiles	—	239,864	—	239,864
Banks	657,791	880,252	—	1,538,043
Beverages	274,480	440,603	—	715,083
Building Products	—	224,257	—	224,257
Chemicals	196,820	—	—	196,820

LVIP Delaware Foundation® Conservative Allocation Fund––42

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Construction Materials	$ 120,561	$ 320,697	$ —	$ 441,258
Diversified Financial Services	—	181,044	—	181,044
Diversified Telecommunication Services	224,442	—	—	224,442
Electronic Equipment, Instruments & Components	119,275	276,036	—	395,311
Food & Staples Retailing	161,233	—	—	161,233
Food Products	107,810	590,718	—	698,528
Hotels, Restaurants & Leisure	—	37,009	—	37,009
Insurance	—	189,877	—	189,877
Internet & Catalog Retail	63,288	—	—	63,288
Internet Software & Services	1,501,057	297,388	—	1,798,445
IT Services	94,194	—	—	94,194
Media	312,861	—	—	312,861
Metals & Mining	56,798	63,561	—	120,359
Multiline Retail	—	114,193	—	114,193
Oil, Gas & Consumable Fuels	1,270,446	500,373	—	1,770,819
Paper & Forest Products	—	56,373	—	56,373
Personal Products	185,813	—	—	185,813
Real Estate Management & Development	—	65,489	—	65,489
Semiconductors & Semiconductor Equipment	188,825	514,534	—	703,359
Technology Hardware, Storage & Peripherals	—	855,788	—	855,788
Transportation Infrastructure	27,148	—	—	27,148
Wireless Telecommunication Services	1,095,300	530,240	—	1,625,540
Convertible Preferred Stock	308,423	182,176	—	490,599
Exchange-Traded Funds	15,914,587	—	—	15,914,587
Preferred Stock	125,718	886,933	—	1,012,651
Agency Collateralized Mortgage Obligations	—	5,643,952	—	5,643,952
Agency Mortgage-Backed Securities	—	37,960,092	—	37,960,092
Commercial Mortgage-Backed Securities	—	11,878,247	—	11,878,247
Convertible Bonds	—	2,203,998	—	2,203,998
Corporate Bonds	—	61,033,008	—	61,033,008
Municipal Bond	—	581,079	—	581,079
Non-Agency Asset-Backed Securities	—	9,551,603	—	9,551,603
Non-Agency Collateralized Mortgage Obligations	—	2,833,769	—	2,833,769
Regional Bonds	—	408,357	—	408,357
Senior Secured Loans	—	14,070,622	344,000	14,414,622
Sovereign Bonds	—	2,573,592	—	2,573,592
Supranational Banks	—	320,051	—	320,051
U.S. Treasury Obligations	—	17,755,401	—	17,755,401
Right	55	—	—	55
Money Market Fund	10,202,582	—	—	10,202,582
Short-Term Investments	—	13,986,068	—	13,986,068
Total	$98,628,972	$205,933,557	$344,000	$304,906,529
Foreign Currency Exchange Contracts	$ —	$ (9,382)	$ —	$ (9,382)
Futures Contracts	$ (92,093)	$ —	$ —	$ (92,093)
Swap Contracts	$ —	$ 28,164	$ —	$ 28,164

As a result of utilizing international fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP Delaware Foundation® Conservative Allocation Fund––43

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$8,037,112	$11,021,082
Long-term capital gains	12,344,482	12,406,954

Total	$20,381,594	$23,428,036

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$259,179,872
Undistributed long-term capital gains	9,706,208
Net unrealized appreciation	22,398,803
Straddle losses deferred	(252)

Net assets	$291,284,631

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, contingent payment debt instruments, mark-to-market of futures contracts and foreign currency contracts, tax treatment of market discount and premium on debt instruments, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, contingent payment debt instruments, CDS contracts, redesignations of dividends and distributions, and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$480,666	$(480,666)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14

Shares sold:
Standard Class	334,086	506,490
Service Class	168,987	150,665
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,250,522	1,336,358
Service Class	211,284	211,095

	1,964,879	2,204,608

Shares redeemed:
Standard Class	(2,615,384)	(2,462,391)
Service Class	(340,813)	(321,142)

	(2,956,197)	(2,783,533)

Net decrease	(991,318)	(578,925)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Delaware Foundation® Conservative Allocation Fund––44

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2015, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

There were no transactions in options written during the year ended December 31, 2015.

Swap Contracts–The Fund enters into interest rate contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Credit Default Swaps-A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

During the year ended December 31, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded

LVIP Delaware Foundation® Conservative Allocation Fund—45

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by the applicable central counterparty. At December 31, 2015, the net unrealized appreciation of CDS contracts was $28,164. If a credit event had occurred for all swap transactions where collateral posting was required as of December 31, 2015, the Fund would have received $4,943,900 and EUR 615,000 less the value of the contracts related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and for centrally cleared swaps, by trading these instruments through a central counterparty.

Swaps Generally-The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$ 3,014	Liabilities net of receivables and other assets	$(12,396)
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(22,268)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	10,827	Liabilities net of receivables and other assets	(80,652)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	41,248	Liabilities net of receivables and other assets	(13,084)
Total		$55,089		$(128,400)

LVIP Delaware Foundation® Conservative Allocation Fund––46

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$154,599	$(63,603)
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(286,711)	28,026
Interest rate contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	753,070	(188,983)
Interest rate contracts (Options purchased)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(65,871)	—
Credit contracts (Swap contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(13,457)	21,312

Total		$541,630	$(203,248)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative		Liability Derivative
	Volume		Volume

Forward foreign currency contracts (average cost)	USD	490,218	USD	2,157,131
Futures contracts (average notional value)	USD	19,255,438	USD	4,241,580
Options contracts (average notional value)	USD	5,094	USD	—
CDS contracts (average notional value)*	EUR	417,560	USD	—
	USD	1,851,881	USD	—

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP Delaware Foundation® Conservative Allocation Fund—47

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2015, the Fund has the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$—	$(7,731)	$(7,731)
BNP Paribas	904	(859)	45
Hong Kong Shanghai Bank	1,765	—	1,765
JPMorgan Chase Bank	52,378	(117,066)	(64,688)
Toronto Dominion Bank	—	(2,744)	(2,744)
Union Bank of Switzerland	42	—	42

Total	$55,089	$(128,400)	$(73,311)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount[a]
Bank of America Merrill Lynch	$ (7,731)	$ —	$—	$—	$—	$(7,731)
BNP Paribas	45	—	—	—	—	45
Hong Kong Shanghai Bank	1,765	—	—	—	—	1,765
JPMorgan Chase Bank	(64,688)	64,688	—	—	—	—
Toronto Dominion Bank	(2,744)	—	—	—	—	(2,744)
Union Bank of Switzerland	42	—	—	—	—	42
Total	$(73,311)	$64,688	$—	$—	$—	$(8,623)

[a]Net	amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

LVIP Delaware Foundation® Conservative Allocation Fund—48

LVIP Delaware Foundation® Conservative Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Conservative Allocation Fund—49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Conservative Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Conservative Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016 Philadelphia, Pennsylvania

LVIP Delaware Foundation® Conservative Allocation Fund–50

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
60.57%	39.43%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP Delaware Foundation® Conservative Allocation Fund–51

LVIP Delaware Foundation® Conservative Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were within range of the median investment management fee of the Morningstar peer group and were below the median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage, risk management and compliance matters.

The Board noted that Jackson Square Partners, a newly formed affiliate of Delaware, was approved in September 2014 as a subadviser for the Focus Growth sleeve of the Fund.

Performance. The Board reviewed Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative Composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one year period, below the median return of the Morningstar performance peer group and above the benchmark index for the three and five year periods and below the median return of the Morningstar performance peer group and the benchmark index for the ten year period. The Board considered that security selection in international growth had detracted from relative performance and that LIAC would continue to monitor performance. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Funds and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Foundation® Conservative Allocation Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Foundation® Conservative Allocation Fund–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Conservative Allocation Fund–55

LVIP Delaware Foundation® Moderate Allocation Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Delaware Foundation® Moderate Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Foundation® Moderate Allocation Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (1.15%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Moderate Composite1 returned (1.08%) and its broad-based index, the S&P 500® Index2, returned 1.38%.

There was a substantial divergence of performance across global financial markets during 2015. In terms of benchmark returns, large-cap growth equities in the U.S. and other developed markets (as measured by the Russell 1000® Growth Index3 and the MSCI EAFE® Growth Index4) delivered positive returns, while large-cap value equities in the U.S. and other developed markets (as measured by the Russell 1000® Value Index5 and the MSCI EAFE® Value Index6) delivered negative returns. U.S. small-cap equities and emerging-market equities (as measured by the Russell 2000® Index7 and the MSCI Emerging Markets NR Index8) also delivered negative returns during the year. In the bond markets, U.S. fixed income (as measured by the Barclays Capital U.S. Aggregate Bond Index9) delivered modestly negative performance, whereas global fixed income (as measured by the Barclays Capital Global Aggregate Bond Index10) generated returns which were negative.

The commodity markets were quite active during 2015. The S&P GSCI Index11 and the Thomson Reuters/CoreCommodity CRB Index12, which are both broad commodity indices, fell by more than 20% over the course of the year. The spot price of gold fell by around 10%, and the spot price of crude oil, measured in terms of West Texas Intermediate, dropped more than 30%. All else equal, we believe that a fall in commodity prices is likely to mean better margins for manufacturers, but lower profits for producers of oil, gas, and raw materials.

The currency markets also saw considerable movements during 2015. The trade-weighted dollar appreciated substantially, the trade-weighted yen and the trade-weighted pound rose modestly, and the trade-weighted euro declined appreciably. In general, an economy’s competitiveness tends to be impaired by currency appreciation. The appreciation of the U.S. dollar in recent years may have reduced the ability of U.S. exporters to win contracts abroad.

The tactical positioning of the Fund during the year was well suited to the prevailing market environment, as it was overweight in U.S. equities, and underweight in developed-market equities and emerging-market equities. These tactical weightings were helpful to the performance of the Fund, relative to hypothetical performance at the strategic policy weights. Moreover, security selection was strong in several sleeves, notably U.S. large-cap value and developed-market large-cap value. The positive impact of security selection in those sleeves was partly undercut by negative selection effects in fixed-income and developed-market large-cap growth securities.

In terms of current outlook, the portfolio managers believe that the Fund is appropriately positioned, given their expectations for continued macroeconomic recovery over the medium term, and the current volatility levels for the different asset classes in the Fund. As a general matter, the portfolio managers continue to believe that over a medium term investment horizon, global diversification is likely appropriate for many investors’ needs. And, although diversification alone does not protect against market risk, participating in a large number of different markets may help reduce the risk that any single market might deliver at any given time.

Sharon Hill, Ph.D.

Paul Grillo, CFA

Francis X. Morris

Babak (Bob) Zenouzi

Delaware Investments Fund Advisers

Managed by Jackson Square Partners, LLC

As you would expect from our fundamental, bottom-up approach, stock selection primarily drove the large cap focus growth strategy’s (the strategy) performance during the year. From a sector perspective, strong relative performance in the financial sector was partially offset by weak relative performance in the healthcare sector.

Our largest relative contributor to performance was Equinix. Despite reporting somewhat mixed financial results the stock experienced relative strength as the company continues to benefit from significant opportunities associated with cloud computing and its disruption in the IT supply chain. We believe its innovative product offerings allow the company to be well positioned in a technology spending environment that is focused on addressing the needs of enterprises that are struggling to maintain the highest level of network performance and quality of service for global users.

QUALCOMM was a detractor from performance during the period. The company’s patent licensing business reported lingering negotiating issues with handset makers in China, as well as new concerns in South Korea. While these issues continue to impact sentiment, we do not believe they materially threaten the company’s business model over the long term. We also believe their mobile chip business should to rebound, as it recovers from 2015 product cycle issues that are unlikely to recur. Further, we are encouraged by the aggressive steps management is taking to run the business in a much more efficient way, which will positively impact not only free cash generation but also capital structure.

Despite positive absolute returns in the equity market during the past few years, we believe the relatively tepid market sentiment demonstrates that there are more than just fundamental factors affecting stock prices. A lack of significant bull market sentiment suggests to us that many investors appear to be struggling with accurately predicting the pace of global economic recovery and are assessing factors that threaten economic fundamentals (for example, central bank actions and fiscal policy debates across the globe). We believe the lingering effects of the credit crisis years ago could lead to moderate growth, at best, for the intermediate term. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions

LVIP Delaware Foundation® Moderate Allocation Fund–1

LVIP Delaware Foundation® Moderate Allocation Fund

2015 Annual Report Commentary (continued)

that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Jeffrey S. Van Harte, CFA

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

Jackson Square Partners, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 invested in LVIP Delaware Foundation® Moderate Allocation Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,012. For comparison, look at how the Moderate Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $16,789 and $20,242, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	1.15%
Five Years	+	5.69%
Ten Years	+	4.82%
Service Class Shares
One Year	–	1.39%
Five Years	+	5.43%
Ten Years	+	4.72%

1.

The Moderate Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4.

The MSCI EAFE® Growth Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE® Growth Index consists of those securities classified by MSCI as most representing the growth style.

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

6.

The MSCI EAFE® Value Index is a subset of the MSCI EAFE® NR Index, which measures equity market performance across developed market countries in Europe, Australia/Asia, and the Far East. The MSCI EAFE Value Index consists of those securities classified by MSCI as most representing the value style.

7.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets NR Index consists of 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

9.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

10.	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

11.	The S&P GSCI Index, formerly Goldman Sachs Commodity Index, is a world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

12.

The Thomson Reuters/CoreCommodity CRB Index is a widely recognized measure of global commodities markets that is designed to provide a representation of long-only, broadly diversified investments in commodities.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

LVIP Delaware Foundation® Moderate Allocation Fund–2

LVIP Delaware Foundation® Moderate Allocation Fund

2015 Annual Report Commentary (continued)

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2016 Delaware Management Holdings, Inc.

LVIP Delaware Foundation® Moderate Allocation Fund–3

LVIP Delaware Foundation® Moderate Allocation Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners, are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$969.30	0.73%	$3.62
Service Class Shares	1,000.00	968.10	0.98%	4.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.53	0.73%	$3.72
Service Class Shares	1,000.00	1,020.27	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio,multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Foundation® Moderate Allocation Fund–4

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (unaudited)

As of December 31, 2015

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	49.29%
U.S. Markets	31.83%
Aerospace & Defense	0.97%
Air Freight & Logistics	0.10%
Auto Components	0.36%
Automobiles	0.07%
Banks	1.48%
Beverages	0.13%
Biotechnology	1.97%
Building Products	0.10%
Capital Markets	0.74%
Chemicals	0.59%
Commercial Services & Supplies	0.44%
Communications Equipment	1.01%
Construction & Engineering	0.09%
Consumer Finance	0.08%
Containers & Packaging	0.06%
Diversified Financial Services	0.37%
Diversified Telecommunication Services	0.78%
Electric Utilities	0.32%
Electrical Equipment	0.04%
Electronic Equipment, Instruments & Components	0.05%
Energy Equipment & Services	0.34%
Food & Staples Retailing	0.91%
Food Products	0.86%
Gas Utilities	0.02%
Health Care Equipment & Supplies	0.46%
Health Care Providers & Services	1.22%
Hotels, Restaurants & Leisure	0.33%
Household Durables	0.05%
Household Products	0.20%
Industrial Conglomerates	0.18%
Insurance	0.97%
Internet & Catalog Retail	0.74%
Internet Software & Services	1.81%
IT Services	1.94%
Leisure Products	0.04%
Life Sciences Tools & Services	0.11%
Machinery	0.32%
Media	0.47%
Metals & Mining	0.11%
Multiline Retail	0.05%
Multi-Utilities	0.06%
Oil, Gas & Consumable Fuels	1.31%
Paper & Forest Products	0.09%
Pharmaceuticals	2.16%
Professional Services	0.24%
Real Estate Investment Trusts	3.01%
Road & Rail	0.14%

Security Type/Sector	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	0.80%
Software	1.88%
Specialty Retail	0.71%
Technology Hardware, Storage & Peripherals	0.34%
Textiles, Apparel & Luxury Goods	0.16%
Trading Companies & Distributors	0.05%
Developed Markets	10.81%
Aerospace & Defense	0.16%
Air Freight & Logistics	0.27%
Airlines	0.07%
Auto Components	0.18%
Automobiles	0.59%
Banks	1.39%
Beverages	0.39%
Construction & Engineering	0.29%
Containers & Packaging	0.26%
Diversified Telecommunication Services	0.43%
Energy Equipment & Services	0.10%
Food & Staples Retailing	0.14%
Food Products	0.31%
Household Durables	0.23%
Industrial Conglomerates	0.23%
Insurance	0.30%
IT Services	0.35%
Life Sciences Tools & Services	0.06%
Media	0.09%
Metals & Mining	0.19%
Multi-Utilities	0.12%
Oil, Gas & Consumable Fuels	0.29%
Pharmaceuticals	2.02%
Professional Services	0.36%
Road & Rail	0.29%
Software	0.18%
Specialty Retail	0.23%
Textiles, Apparel & Luxury Goods	0.44%
Tobacco	0.29%
Trading Companies & Distributors	0.35%
Wireless Telecommunication Services	0.21%
Emerging Markets	6.65%
Airlines	0.01%
Automobiles	0.11%
Banks	0.83%
Beverages	0.36%
Building Products	0.12%
Chemicals	0.11%
Construction Materials	0.20%
Diversified Financial Services	0.09%
Diversified Telecommunication Services	0.12%
Electronic Equipment, Instruments & Components	0.19%

LVIP Delaware Foundation® Moderate Allocation Fund–5

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Security Type/Sector	Percentage of Net Assets
Food & Staples Retailing	0.08%
Food Products	0.38%
Hotels, Restaurants & Leisure	0.02%
Insurance	0.10%
Internet & Catalog Retail	0.03%
Internet Software & Services	0.90%
IT Services	0.05%
Media	0.15%
Metals & Mining	0.04%
Multiline Retail	0.07%
Oil, Gas & Consumable Fuels	0.84%
Paper & Forest Products	0.03%
Personal Products	0.09%
Real Estate Management & Development	0.03%
Semiconductors & Semiconductor Equipment	0.31%
Technology Hardware, Storage & Peripherals	0.44%
Transportation Infrastructure	0.00%
Wireless Telecommunication Services	0.95%
Convertible Preferred Stock	0.12%
Exchange-Traded Funds	8.34%
Preferred Stock	0.19%
Agency Asset-Backed Security	0.00%
Agency Collateralized Mortgage Obligations	0.81%
Agency Mortgage-Backed Securities	9.52%
Commercial Mortgage-Backed Securities	2.40%
Convertible Bonds	0.45%
Corporate Bonds	11.49%
Aerospace & Defense	0.06%
Air Freight & Logistics	0.08%
Airlines	0.14%
Auto Components	0.09%
Automobiles	0.17%
Banks	1.23%
Biotechnology	0.11%
Building Products	0.03%
Capital Markets	0.28%
Chemicals	0.20%
Commercial Services & Supplies	0.04%
Communications Equipment	0.02%
Construction & Engineering	0.05%
Consumer Finance	0.21%
Containers & Packaging	0.08%
Diversified Financial Services	0.45%
Diversified Telecommunication Services	0.32%
Electric Utilities	1.83%
Food & Staples Retailing	0.03%
Food Products	0.12%
Gas Utilities	0.11%
Health Care Equipment & Supplies	0.33%
Health Care Providers & Services	0.36%

Security Type/Sector	Percentage of Net Assets
Hotels, Restaurants & Leisure	0.13%
Household Durables	0.02%
Independent Power & Renewable Electricity Producers	0.02%
Industrial Conglomerates	0.12%
Insurance	0.59%
Internet Software & Services	0.23%
IT Services	0.15%
Machinery	0.13%
Media	0.74%
Metals & Mining	0.17%
Multi-Utilities	0.52%
Oil, Gas & Consumable Fuels	0.77%
Paper & Forest Products	0.14%
Pharmaceuticals	0.09%
Real Estate Investment Trusts	0.65%
Semiconductors & Semiconductor Equipment	0.05%
Software	0.09%
Specialty Retail	0.17%
Textiles, Apparel & Luxury Goods	0.04%
Trading Companies & Distributors	0.04%
Wireless Telecommunication Services	0.29%
Municipal Bond	0.04%
Non-Agency Asset-Backed Securities	1.79%
Non-Agency Collateralized Mortgage Obligations	0.23%
Regional Bonds	0.08%
Senior Secured Loans	3.42%
Sovereign Bonds	0.49%
Supranational Banks	0.07%
U.S. Treasury Obligations	7.99%
Right	0.00%
Money Market Fund	4.07%
Short-Term Investment	3.46%
Total Value of Securities	104.25%
Liabilities Net of Receivables and Other Assets	(4.25%)
Total Net Assets	100.00%

LVIP Delaware Foundation® Moderate Allocation Fund–6

LVIP Delaware Foundation® Moderate Allocation Fund

Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocation (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Teva Pharmaceutical Industries ADR	0.75%
Celgene	0.65%
Baidu ADR	0.64%
Allergan	0.63%
Alphabet Class A	0.56%
Visa Class A	0.54%
QUALCOMM	0.53%
Microsoft	0.52%
Samsung Electronics	0.44%
Nippon Telegraph & Telephone	0.43%
Total	5.69%

Geography	Percentage of Net Assets
Argentina	0.02%
Australia	0.34%
Bermuda	0.01%
Brazil	0.59%
Canada	1.55%
Cayman Islands	0.04%
Chile	0.12%
China	2.00%
Colombia	0.03%
Denmark	0.56%
Dominican Republic	0.09%
France	1.94%
Germany	0.75%
Hong Kong	0.53%
India	0.73%
Indonesia	0.01%
Ireland	0.12%
Israel	0.75%
Italy	0.31%
Japan	2.46%
Luxembourg	0.30%
Malaysia	0.03%
Mexico	0.65%
Netherlands	0.53%
Norway	0.03%
Peru	0.03%
Poland	0.04%
Republic of Korea	1.62%
Russia	0.27%
Singapore	0.04%
South Africa	0.24%
Spain	0.01%
Sweden	0.56%
Switzerland	0.66%
Taiwan	0.41%
Thailand	0.19%
Turkey	0.16%
United Kingdom	1.70%
United States	76.25%
Uruguay	0.05%
Total	96.72%

IT–Information Technology

LVIP Delaware Foundation® Moderate Allocation Fund–7

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–49.29%
U.S. MARKETS–31.83%
Aerospace & Defense–0.97%
Boeing	490	$70,849
†Esterline Technologies	565	45,765
Honeywell International	730	75,606
†KLX	795	24,478
Lockheed Martin	420	91,203
Northrop Grumman	1,400	264,334
Raytheon	2,200	273,966
Rockwell Collins	450	41,535
United Technologies	980	94,149

		981,885

Air Freight & Logistics–0.10%
FedEx	410	61,086
†XPO Logistics	1,530	41,693

		102,779

Auto Components–0.36%
BorgWarner	1,080	46,688
Johnson Controls	6,600	260,634
†Tenneco	1,225	56,240

		363,562

Automobiles–0.07%
Ford Motor	5,200	73,268

		73,268

Banks–1.48%
BB&T	7,300	276,013
BBCN Bancorp	2,900	49,938
Bryn Mawr Bank	580	16,658
Cardinal Financial	1,850	42,087
Citigroup	2,320	120,060
City Holding	1,060	48,378
CoBiz Financial	2,040	27,377
†First NBC Bank Holding	1,100	41,129
FirstMerit	3,095	57,722
Flushing Financial	1,875	40,575
Great Western Bancorp	1,820	52,816
@Independent Bank (Massachusetts)	800	37,216
JPMorgan Chase	2,420	159,793
KeyCorp	5,430	71,622
Old National Bancorp	3,720	50,443
Prosperity Bancshares	1,175	56,235
Sterling Bancorp	3,995	64,799
†Texas Capital Bancshares	655	32,370
Webster Financial	1,255	46,673
Wells Fargo	2,770	150,577
†Western Alliance Bancorp	1,535	55,045

		1,497,526

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Beverages–0.13%
PepsiCo	1,320	$131,894

		131,894

Biotechnology–1.97%
AbbVie	1,760	104,262
†Acorda Therapeutics	1,495	63,956
†Alkermes	950	75,411
Baxalta	6,900	269,307
†Biogen	1,106	338,823
†Celgene	5,472	655,327
†Cepheid	1,410	51,507
Gilead Sciences	1,320	133,571
†Insys Therapeutics	1,160	33,211
†Ligand Pharmaceuticals Class B	600	65,052
†Retrophin	1,630	31,443
†Spectrum Pharmaceuticals	4,050	24,421
†TESARO	885	46,303
†Vanda Pharmaceuticals	3,450	32,120
†Vertex Pharmaceuticals	550	69,207

		1,993,921

Building Products–0.10%
AAON	2,510	58,282
†Continental Building Products	2,735	47,753

		106,035

Capital Markets–0.74%
Ameriprise Financial	470	50,017
Bank of New York Mellon	6,400	263,808
BlackRock	180	61,294
Evercore Partners Class A	1,830	98,948
Houlihan Lokey	1,030	26,996
Invesco	1,910	63,947
Raymond James Financial	1,100	63,767
State Street	970	64,369
†Stifel Financial	1,375	58,245

		751,391

Chemicals–0.59%
†Axalta Coating Systems	2,050	54,633
Axiall	860	13,244
Balchem	450	27,360
†Chemtura	1,165	31,770
duPont (E.I.) deNemours	4,100	273,060
Eastman Chemical	1,090	73,586
Huntsman	2,410	27,402
Minerals Technologies	1,135	52,051
Quaker Chemical	565	43,652

		596,758

Commercial Services & Supplies–0.44%
Essendant	1,595	51,853

LVIP Delaware Foundation® Moderate Allocation Fund—8

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Commercial Services & Supplies (continued)
Republic Services	1,200	$52,788
Tetra Tech	1,605	41,762
U.S. Ecology	700	25,508
Waste Management	5,200	277,524

		449,435

Communications Equipment–1.01%
Cisco Systems	13,240	359,532
†Infinera	2,005	36,331
†NETGEAR	805	33,738
Plantronics	720	34,142
QUALCOMM	10,798	539,738
†Ruckus Wireless	1,980	21,206

		1,024,687

Construction & Engineering–0.09%
Granite Construction	1,445	62,005
†MYR Group	1,335	27,514

		89,519

Consumer Finance–0.08%
Capital One Financial	1,050	75,789

		75,789

Containers & Packaging–0.06%
WestRock	1,233	56,249

		56,249

Diversified Financial Services–0.37%
Intercontinental Exchange	1,451	371,833

		371,833

Diversified Telecommunication Services–0.78%
AT&T	11,860	408,103
Atlantic Tele-Network	625	48,894
†inContact	5,350	51,039
Verizon Communications	6,100	281,942

		789,978

Electric Utilities–0.32%
Cleco	760	39,680
Edison International	4,300	254,603
OGE Energy	1,180	31,022

		325,305

Electrical Equipment–0.04%
Eaton	840	43,714

		43,714

Electronic Equipment, Instruments & Components–0.05%
†Anixter International	595	35,932
†Rofin-Sinar Technologies	450	12,051

		47,983

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Energy Equipment & Services–0.34%
Bristow Group	395	$10,231
Halliburton	7,300	248,492
†RigNet	1,205	24,931
Schlumberger	820	57,195

		340,849

Food & Staples Retailing–0.91%
Casey’s General Stores	1,075	129,484
CVS Health	3,790	370,548
Walgreens Boots Alliance	4,916	418,622

		918,654

Food Products–0.86%
Archer-Daniels-Midland	6,500	238,420
General Mills	810	46,705
J&J Snack Foods	375	43,751
Kraft Heinz	3,733	271,613
Mondelez International	5,900	264,556

		865,045

Gas Utilities–0.02%
South Jersey Industries	685	16,111

		16,111

Health Care Equipment & Supplies–0.46%
CONMED	1,205	53,080
@CryoLife	3,780	40,748
DENTSPLY International	1,733	105,453
†Merit Medical Systems	2,190	40,712
†Quidel	2,120	44,944
†Sirona Dental Systems	948	103,872
West Pharmaceutical Services	1,200	72,264

		461,073

Health Care Providers & Services–1.22%
†Air Methods	1,535	64,363
Cardinal Health	3,100	276,737
†Express Scripts Holding	4,400	384,604
Quest Diagnostics	4,000	284,560
†Team Health Holdings	985	43,232
UnitedHealth Group	1,090	128,228
†WellCare Health Plans	715	55,920

		1,237,644

Hotels, Restaurants & Leisure–0.33%
†Buffalo Wild Wings	180	28,737
Cheesecake Factory	1,060	48,877
†Del Frisco’s Restaurant Group	2,655	42,533
†Fiesta Restaurant Group	1,125	37,800
Jack in the Box	725	55,615
†Popeyes Louisiana Kitchen	1,040	60,840

LVIP Delaware Foundation® Moderate Allocation Fund—9

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks	980	$58,829

		333,231

Household Durables–0.05%
†Jarden	970	55,406

		55,406

Household Products–0.20%
Kimberly-Clark	540	68,742
Procter & Gamble	1,710	135,791

		204,533

Industrial Conglomerates–0.18%
General Electric	5,920	184,408

		184,408

Insurance–0.97%
Aflac	1,260	75,474
Allstate	4,300	266,987
American Equity Investment Life Holding	2,035	48,901
@Infinity Property & Casualty	470	38,648
Marsh & McLennan	4,900	271,705
Primerica	1,175	55,495
Prudential Financial	570	46,404
@Selective Insurance Group	1,540	51,713
Travelers.	780	88,031
United Fire Group	930	35,628

		978,986

Internet & Catalog Retail–0.74%
†Liberty Interactive Class A	15,360	419,635
†Shutterfly	1,050	46,788
†TripAdvisor	3,315	282,604

		749,027

Internet Software & Services–1.81%
†Alphabet Class A	734	571,059
†Alphabet Class C	369	280,027
†eBay	11,278	309,919
†Facebook Class A	3,794	397,080
†GrubHub	1,280	30,976
j2 Global	970	79,850
†Q2 Holdings	700	18,459
†SciQuest	2,720	35,278
†Yahoo	1,800	59,868
†Yelp	1,770	50,976

		1,833,492

IT Services–1.94%
Accenture Class A	1,060	110,770
Convergys	2,410	59,985
†ExlService Holdings	1,280	57,510

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
†InterXion Holding	1,170	$35,276
MasterCard Class A	4,081	397,326
†PayPal Holdings	9,473	342,923
Sabre	2,730	76,358
TeleTech Holdings	1,435	40,051
Visa Class A	7,054	547,038
Xerox	27,400	291,262

		1,958,499

Leisure Products–0.04%
†Malibu Boats Class A	2,450	40,107

		40,107

Life Sciences Tools & Services–0.11%
Thermo Fisher Scientific	810	114,899

		114,899

Machinery–0.32%
Actuant Class A	1,210	28,992
Barnes Group	1,740	61,579
Columbus McKinnon	2,210	41,769
ESCO Technologies	1,510	54,571
Federal Signal	2,330	36,931
Kadant	1,140	46,295
Parker-Hannifin	500	48,490

		318,627

Media–0.47%
†=Century Communications	5,000	0
Cinemark Holdings	770	25,741
Comcast Class A	1,340	75,616
†Discovery Communications Class A	2,429	64,806
†Discovery Communications Class C	4,372	110,262
Disney (Walt)	1,550	162,874
National CineMedia	2,455	38,568

		477,867

Metals & Mining–0.11%
Kaiser Aluminum	610	51,033
Worthington Industries	1,955	58,924

		109,957

Multiline Retail–0.05%
Nordstrom	1,000	49,810

		49,810

Multi-Utilities–0.06%
NorthWestern	1,055	57,234

		57,234

Oil, Gas & Consumable Fuels–1.31%
†Bonanza Creek Energy	1,595	8,406
†Carrizo Oil & Gas	1,405	41,560

LVIP Delaware Foundation® Moderate Allocation Fund—10

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Chevron	3,100	$278,876
ConocoPhillips	5,840	272,670
EOG Resources	890	63,003
Exxon Mobil	2,270	176,947
Marathon Oil	9,900	124,641
Occidental Petroleum	4,530	306,273
†Parsley Energy Class A	1,070	19,741
†RSP Permian	1,145	27,927

		1,320,044

Paper & Forest Products–0.09%
†Boise Cascade	1,135	28,977
Neenah Paper	940	58,684

		87,661

Pharmaceuticals–2.16%
†Allergan	2,044	638,750
†Catalent	2,070	51,812
Johnson & Johnson	2,700	277,344
†Medicines	1,325	49,475
Merck	7,430	392,453
Pfizer	13,159	424,773
†Prestige Brands Holdings	800	41,184
†Valeant Pharmaceuticals International	3,021	307,085

		2,182,876

Professional Services–0.24%
Kforce	2,355	59,534
Nielsen Holdings	1,592	74,187
†On Assignment	1,415	63,604
†WageWorks	1,055	47,865

		245,190

Real Estate Investment Trusts–3.01%
American Campus Communities	325	13,435
American Tower	960	93,072
Apartment Investment & Management	650	26,019
AvalonBay Communities	400	73,652
Boston Properties	525	66,959
Brandywine Realty Trust	1,725	23,563
Camden Property Trust	150	11,514
Care Capital Properties	225	6,878
Corporate Office Properties Trust	500	10,915
Cousins Properties	1,050	9,901
Crown Castle International	4,691	405,537
DCT Industrial Trust	2,183	81,579
DDR	1,950	32,838
Douglas Emmett	1,025	31,959
Duke Realty	2,125	44,667
EastGroup Properties	830	46,156
EPR Properties	1,400	81,830
Equinix	1,365	412,776

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Equity LifeStyle Properties	250	$16,667
Equity One	550	14,933
Equity Residential	1,000	81,590
Essex Property Trust	200	47,882
Extra Space Storage	275	24,258
Federal Realty Investment Trust	100	14,610
First Industrial Realty Trust	1,200	26,556
First Potomac Realty Trust	600	6,840
General Growth Properties	2,200	59,862
Healthcare Realty Trust	575	16,284
Healthcare Trust of America Class A	562	15,157
Highwoods Properties	575	25,070
Host Hotels & Resorts	5,155	79,078
Kilroy Realty	325	20,566
Kimco Realty	1,050	27,783
Kite Realty Group Trust	2,407	62,414
LaSalle Hotel Properties	1,645	41,388
Lexington Realty Trust	1,250	10,000
Liberty Property Trust	250	7,763
LTC Properties	100	4,314
Macerich	275	22,190
National Retail Properties	2,345	93,917
Pebblebrook Hotel Trust	1,830	51,277
Post Properties	400	23,664
Prologis	1,425	61,161
PS Business Parks	200	17,486
Public Storage	250	61,925
Ramco-Gershenson Properties Trust	4,150	68,931
Regency Centers	475	32,357
RLJ Lodging Trust	675	14,600
Sabra Health Care REIT	300	6,069
Simon Property Group	925	179,857
SL Green Realty	425	48,017
Sovran Self Storage	530	56,874
Spirit Realty Capital	1,600	16,032
Tanger Factory Outlet Centers	625	20,437
Taubman Centers	175	13,426
UDR	975	36,631
Urban Edge Properties	287	6,730
Ventas	925	52,198
VEREIT	1,025	8,118
Vornado Realty Trust	575	57,477
Welltower	275	18,708

		3,044,347

Road & Rail–0.14%
Hunt (J.B.) Transport Services	550	40,348
†Swift Transportation	1,285	17,759
Union Pacific	1,070	83,674

		141,781

LVIP Delaware Foundation® Moderate Allocation Fund—11

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Semiconductors & Semiconductor Equipment–0.80%
Analog Devices	530	$29,320
†Applied Micro Circuits	6,430	40,959
Avago Technologies	480	69,672
Intel	10,870	374,471
Maxim Integrated Products	2,340	88,920
†MaxLinear Class A	1,865	27,471
†Microsemi	890	29,005
†Semtech	2,790	52,787
†Silicon Laboratories	540	26,212
†Synaptics	845	67,887

		806,704

Software–1.88%
†Adobe Systems	810	76,091
CA	9,866	281,773
†Callidus Software	3,065	56,917
†Electronic Arts	5,125	352,190
†Guidewire Software	1,060	63,770
Intuit	1,870	180,455
Microsoft	9,388	520,846
†Proofpoint	935	60,784
†Qlik Technologies	1,510	47,807
†salesforce.com	1,260	98,784
SS&C Technologies Holdings	620	42,327
†Tyler Technologies	700	122,024

		1,903,768

Specialty Retail–0.71%
†Boot Barn Holdings	2,255	27,714
†Express	2,845	49,162
L Brands	2,946	282,286
Lowe’s	3,600	273,744
Tractor Supply	980	83,790

		716,696

Technology Hardware, Storage & Peripherals–0.34%
Apple	2,410	253,677
EMC	3,440	88,339

		342,016

Textiles, Apparel & Luxury Goods–0.16%
†G-III Apparel Group	1,530	67,718
†Madden (Steven)	1,706	51,540
NIKE Class B	623	38,937

		158,195

Trading Companies & Distributors–0.05%
Applied Industrial Technologies	1,340	54,257

		54,257

Total U.S. Markets (Cost $22,002,837)		32,182,505

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS–10.81%
Aerospace & Defense–0.16%
Meggitt	30,047	$165,903

		165,903

Air Freight & Logistics–0.27%
Deutsche Post	9,725	271,877

		271,877

Airlines–0.07%
@WestJet Airlines Class VV	4,543	66,506

		66,506

Auto Components–0.18%
Sumitomo Rubber Industries	14,400	187,241

		187,241

Automobiles–0.59%
Bayerische Motoren Werke	2,133	224,704
Toyota Motor	6,000	369,459

		594,163

Banks–1.39%
ING Groep CVA	17,027	230,365
Mitsubishi UFJ Financial Group	63,500	393,318
Nordea Bank	30,606	335,704
Standard Chartered	26,745	221,915
UniCredit	40,516	223,990

		1,405,292

Beverages–0.39%
Carlsberg Class B	2,793	247,411
Coca-Cola Amatil	22,274	150,223

		397,634

Construction & Engineering–0.29%
Vinci	4,651	298,091

		298,091

Containers & Packaging–0.26%
Rexam	29,402	262,260

		262,260

Diversified Telecommunication Services–0.43%
Nippon Telegraph & Telephone	10,848	431,712

		431,712

Energy Equipment & Services–0.10%
†Saipem	10,873	87,880
†Subsea 7	1,960	13,894

		101,774

Food & Staples Retailing–0.14%
†Tesco	63,191	138,853

		138,853

LVIP Delaware Foundation® Moderate Allocation Fund—12

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Food Products–0.31%
†Aryzta	6,129	$310,059

		310,059

Household Durables–0.23%
Techtronic Industries	57,500	232,771

		232,771

Industrial Conglomerates–0.23%
Koninklijke Philips	9,084	231,852

		231,852

Insurance–0.30%
AXA	11,210	306,283

		306,283

IT Services–0.35%
†CGI Group Class A	8,765	350,866

		350,866

Life Sciences Tools & Services–0.06%
†ICON	780	60,606

		60,606

Media–0.09%
Publicis Groupe	1,405	93,422

		93,422

Metals & Mining–0.19%
Alamos Gold	9,639	31,690
†Anglo American ADR	2,600	5,681
Rio Tinto	4,473	130,237
Yamana Gold	12,926	24,004

		191,612

Multi-Utilities–0.12%
National Grid	9,202	126,914

		126,914

Oil, Gas & Consumable Fuels–0.29%
Suncor Energy	5,700	147,118
TOTAL	3,260	146,144

		293,262

Pharmaceuticals–2.02%
Novartis	4,110	353,539
Novo Nordisk ADR	5,528	321,066
Sanofi	4,305	366,863
STADA Arzneimittel	6,025	242,949
Teva Pharmaceutical Industries ADR	11,600	761,424

		2,045,841

Professional Services–0.36%
Teleperformance	4,297	361,307

		361,307

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Road & Rail–0.29%
East Japan Railway	3,166	$298,117

		298,117

Software–0.18%
Playtech	14,673	179,646

		179,646

Specialty Retail–0.23%
Nitori Holdings	2,740	230,101

		230,101

Textiles, Apparel & Luxury Goods–0.44%
Kering	826	141,219
Yue Yuen Industrial Holdings	89,000	301,486

		442,705

Tobacco–0.29%
Japan Tobacco	7,900	290,027

		290,027

Trading Companies & Distributors–0.35%
ITOCHU	22,714	268,660
Rexel	6,326	84,232

		352,892

Wireless Telecommunication Services–0.21%
Tele2 Class B	21,704	216,380

		216,380

Total Developed Markets (Cost $8,947,778)		10,935,969

×EMERGING MARKETS–6.65%
Airlines–0.01%
Gol Linhas Aereas Inteligentes ADR	15,200	8,710

		8,710

Automobiles–0.11%
Hyundai Motor	263	33,103
Mahindra & Mahindra	3,926	75,307

		108,410

Banks–0.83%
Akbank	29,356	67,316
Banco Santander Brasil ADR	11,400	44,346
Bangkok Bank	17,930	75,497
China Construction Bank	135,028	92,108
Grupo Financiero Banorte Class O	13,200	72,611
ICICI Bank ADR	10,700	83,781
Industrial & Commercial Bank of China	156,406	93,751
Itau Unibanco Holding ADR	9,598	62,483
†KB Financial Group ADR	3,378	94,145

LVIP Delaware Foundation® Moderate Allocation Fund—13

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Banks (continued)
†Powszechna Kasa Oszczednosci Bank Polski	3,384	$23,503
@=Sberbank of Russia	40,380	56,012
Shinhan Financial Group	2,306	77,305

		842,858

Beverages–0.36%
Anadolu Efes Biracilik Ve Malt Sanayii	8,075	52,301
Cia Cervecerias Unidas ADR	2,000	43,320
Fomento Economico Mexicano ADR	1,100	101,585
@Lotte Chilsung Beverage	79	149,200
Tsingtao Brewery	3,305	14,888

		361,294

Building Products–0.12%
KCC	331	116,529

		116,529

Chemicals–0.11%
Braskem ADR	5,600	75,824
Sociedad Quimica y Minera de Chile ADR	1,900	36,119

		111,943

Construction Materials–0.20%
†Cemex ADR	8,467	47,163
†Cemex Latam Holdings	4,363	14,129
Siam Cement NVDR	1,900	24,147
Siam Cement-Foreign	2,649	33,391
UltraTech Cement	2,048	85,792

		204,622

Diversified Financial Services–0.09%
Reliance Capital	5,700	37,525
Remgro	3,598	56,970

		94,495

Diversified Telecommunication Services–0.12%
†KT ADR	3,900	46,449
Telefonica Brasil ADR	8,380	75,671

		122,120

Electronic Equipment, Instruments & Components–0.19%
Hon Hai Precision Industry	42,697	104,274
†LG Display ADR	4,700	49,068
Samsung SDI	403	38,664
†Telesites	6,100	3,978

		195,984

Food & Staples Retailing–0.08%
Cia Brasileira de Distribuicao ADR	1,700	17,884
Wal-Mart de Mexico Class V	25,159	63,504

		81,388

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Food Products–0.38%
BRF ADR	3,940	$54,451
China Mengniu Dairy	36,000	58,440
Lotte Confectionery	56	108,352
Tingyi Cayman Islands Holding	38,000	53,985
@Uni-President China Holdings	142,600	109,217

		384,445

Hotels, Restaurants & Leisure–0.02%
@Arcos Dorados Holdings	7,600	23,636

		23,636

Insurance–0.10%
Samsung Life Insurance	1,063	99,135

		99,135

Internet & Catalog Retail–0.03%
†Qunar Cayman Islands ADR	600	31,644

		31,644

Internet Software & Services–0.90%
†Baidu ADR	3,399	642,547
†SINA	2,100	103,740
†@Sohu.com	2,900	165,851

		912,138

IT Services–0.05%
†WNS Holdings ADR	1,610	50,216

		50,216

Media–0.15%
Grupo Televisa ADR	5,400	146,934

		146,934

Metals & Mining–0.04%
†Anglo American Platinum	936	11,276
@Gerdau	3,700	3,251
Gerdau ADR	2,600	3,120
†Impala Platinum Holdings	2,203	3,565
Vale ADR	6,600	21,714

		42,926

Multiline Retail–0.07%
Woolworths Holdings	10,124	65,512

		65,512

Oil, Gas & Consumable Fuels–0.84%
Cairn India	9,018	18,741
China Petroleum & Chemical	66,750	40,085
CNOOC ADR	300	31,314
@Gazprom ADR	15,168	56,398
Lukoil ADR	1,700	55,225
PetroChina ADR	800	52,472
†Petroleo Brasileiro ADR	13,900	59,770
PTT-Foreign	8,224	55,694

LVIP Delaware Foundation® Moderate Allocation Fund—14

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
#Reliance Industries GDR 144A	12,705	$388,773
Rosneft GDR	9,900	34,509
Sasol ADR	1,600	42,912
Tambang Batubara Bukit Asam Persero	33,900	10,991

		846,884

Paper & Forest Products–0.03%
Nine Dragons Paper Holdings	53,000	31,122

		31,122

Personal Products–0.09%
†Hypermarcas	15,700	86,055

		86,055

Real Estate Management & Development–0.03%
#@=Etalon Group GDR 144A	3,000	5,370
UEM Sunrise	111,106	28,870

		34,240

Semiconductors & Semiconductor Equipment–0.31%
MediaTek	10,000	75,476
Taiwan Semiconductor Manufacturing	22,204	95,593
Taiwan Semiconductor Manufacturing ADR	4,100	93,275
United Microelectronics	126,600	46,167

		310,511

Technology Hardware, Storage & Peripherals–0.44%
Samsung Electronics	420	447,053

		447,053

Transportation Infrastructure–0.00%
†Rumo Logistica Operadora Multimodal	2,463	3,880

		3,880

Wireless Telecommunication Services–0.95%
America Movil ADR	6,100	85,766
China Mobile	15,798	177,822
China Mobile ADR	2,300	129,559
MegaFon GDR	3,564	41,461
Mobile TeleSystems ADR	3,500	21,630
SK Telecom ADR	15,800	318,370
Tim Participacoes ADR	9,900	83,952
Turkcell Iletisim Hizmetleri ADR	4,900	41,601
Vodacom Group	6,014	59,288

		959,449

Total Emerging Markets (Cost $7,684,087)		6,724,133

Total Common Stock (Cost $38,634,702)		49,842,607

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK–0.12%
Bank of America 7.25%, exercise price $50.00, expiration date 12/31/49	10	$10,933
Crown Castle International 4.50%, exercise price $87.58, expiration date 11/1/16	110	11,800
Dominion Resources 6.125%, exercise price $64.83, expiration date 4/1/16	193	10,244
@Dynegy 5.375%, exercise price $38.75, expiration date 11/1/17	110	5,514
Exelon 6.50%, exercise price $43.75, expiration date 6/1/17	250	10,117
@Halcon Resources 5.75%, exercise price $30.78, expiration date 12/31/49	12	801
@Huntington Bancshares 8.50%, exercise price $11.95, expiration date 12/31/49	12	16,320
@Intelsat 5.75%, exercise price $22.05, expiration date 5/1/16	395	4,938
Maiden Holdings 7.25%, exercise price $15.22, expiration date 9/15/16	279	14,680
T-Mobile US 5.50%, exercise price $31.02, expiration date 12/15/17	172	11,646
Wells Fargo 7.50%, exercise price $156.71, expiration date 12/31/49	17	19,771

Total Convertible Preferred Stock (Cost $148,219)		116,764

EXCHANGE-TRADED FUNDS–8.34%
Financial Select Sector SPDR® Fund	10,826	257,442
iShares MSCI EAFE Growth Index ETF	59,810	4,015,643
iShares MSCI EAFE Index ETF	24,187	1,420,986
PowerShares KBW Bank Portfolio	17,570	660,456
Vanguard FTSE Developed Markets ETF	56,665	2,080,739

Total Exchange-Traded Funds (Cost $6,841,521)		8,435,266

PREFERRED STOCK–0.19%
•Bank of America 6.10%	25,000	25,375
•@Integrys Energy Group 6.00%	1,900	49,103
National Retail Properties 5.70%	525	13,025
#•PNC Preferred Funding Trust II 1.735%	100,000	89,750
Public Storage 5.20%	475	11,870

Total Preferred Stock (Cost $178,500)		189,123

LVIP Delaware Foundation® Moderate Allocation Fund—15

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY ASSET-BACKED SECURITY–0.00%
•Fannie Mae REMIC Trust Series 2002-W11 AV1 0.762% 11/25/32	244	$238

Total Agency Asset-Backed Security (Cost $244)		238

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.81%
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	8,233	9,581
Fannie Mae REMICs Series 1996-46 ZA 7.50% 11/25/26	3,538	3,977
Series 2003-26 AT 5.00% 11/25/32	5,964	6,055
Series 2005-70 PA 5.50% 8/25/35	4,158	4,656
•*Series 2008-15 SB 6.178% 8/25/36	28,005	5,856
•*Series 2010-129 SM 5.578% 11/25/40	59,383	9,819
Series 2010-41 PN 4.50% 4/25/40	40,000	42,963
Series 2010-43 HJ 5.50% 5/25/40	5,752	6,434
•*Series 2011-15 SA 6.638% 3/25/41	59,263	12,882
•*Series 2012-122 SD 5.678% 11/25/42	79,409	17,763
*Series 2013-26 ID 3.00% 4/25/33	77,689	11,313
*Series 2013-38 AI 3.00% 4/25/33	74,140	10,629
*Series 2013-43 IX 4.00% 5/25/43	215,330	52,275
*Series 2013-44 DI 3.00% 5/25/33	153,149	22,159
Series 2014-36 ZE 3.00% 6/25/44	33,555	29,294
•*Series 2014-68 BS 5.728% 11/25/44	86,570	17,359
•*Series 2014-90 SA 5.728% 1/25/45	223,970	49,211
•*Series 2015-27 SA 6.028% 5/25/45	93,353	21,129
Series 2015-44 Z 3.00% 9/25/43	61,921	57,655
¿Freddie Mac Multifamily Structured Pass Through Certificates 3.389% 3/25/24	35,000	36,258
Freddie Mac REMICs Series 1730 Z 7.00% 5/15/24	2,605	2,921

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 2326 ZQ 6.50% 6/15/31	11,207	$12,653
Series 2557 WE 5.00% 1/15/18	4,156	4,274
Series 3656 PM 5.00% 4/15/40	49,092	53,600
Series 4065 DE 3.00% 6/15/32	5,000	4,990
*Series 4120 IK 3.00% 10/15/32	119,807	16,198
*Series 4146 IA 3.50% 12/15/32	72,609	11,465
•*Series 4159 KS 5.82% 1/15/43	75,197	18,552
*Series 4185 LI 3.00% 3/15/33	76,653	10,775
*Series 4191 CI 3.00% 4/15/33	79,085	10,494
Series 4435 DY 3.00% 2/15/35	51,000	49,898
•*Freddie Mac Strips Series 326 S2 5.62% 3/15/44	87,264	18,678
¿Freddie Mac Structured Pass Through Securities Series T-58 2A 6.50% 9/25/43	10,605	12,044
GNMA
Series 2010-113 KE 4.50% 9/20/40	95,000	104,356
Series 2015-133 AL 3.00% 5/20/45	68,000	64,863

Total Agency Collateralized Mortgage Obligations (Cost $841,779)		823,029

AGENCY MORTGAGE-BACKED SECURITIES–9.52%
Fannie Mae 6.50% 8/1/17	688	701
Fannie Mae ARM
•2.18% 3/1/38	2,925	3,075
•2.365% 4/1/36	2,129	2,267
•2.418% 5/1/43	21,987	22,177
•2.496% 11/1/35	1,480	1,569
•2.553% 6/1/43	7,856	7,963
•2.913% 7/1/45	11,850	12,079
•3.177% 4/1/44	27,789	28,634
•3.259% 3/1/44	31,868	32,893
•3.277% 9/1/43	21,233	21,907
•6.10% 8/1/37	1,782	1,819
Fannie Mae Relocation 30 yr 5.00% 11/1/34	469	505
Fannie Mae S.F. 15 yr
2.50% 10/1/27	3,880	3,942
2.50% 12/1/27	14,274	14,505
2.50% 4/1/28	11,479	11,631
2.50% 9/1/28	12,995	13,192
3.00% 9/1/30	35,499	36,606
3.50% 6/1/26	23,184	24,324
3.50% 7/1/26	14,633	15,367
4.00% 4/1/24	6,273	6,637
4.00% 5/1/25	10,598	11,239
4.00% 11/1/25	50,089	53,135
4.00% 12/1/26	17,475	18,534

LVIP Delaware Foundation® Moderate Allocation Fund—16

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.00% 1/1/27	115,340	$122,353
4.00% 5/1/27	38,550	40,892
4.00% 8/1/27	20,863	22,118
4.50% 4/1/18	1,240	1,281
5.50% 4/1/23	4,171	4,534
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/31	82,000	82,648
2.50% 2/1/31	22,000	22,134
Fannie Mae S.F. 20 yr
3.00% 2/1/33	3,057	3,138
3.00% 8/1/33	10,527	10,808
3.50% 4/1/33	2,864	2,995
3.50% 9/1/33	14,899	15,612
4.00% 1/1/31	4,897	5,227
4.00% 2/1/31	14,157	15,143
Fannie Mae S.F. 30 yr
3.00% 7/1/42	19,839	19,914
3.00% 10/1/42	12,040	12,105
3.00% 12/1/42	50,753	50,903
3.00% 1/1/43	119,608	119,881
3.00% 2/1/43	12,432	12,461
3.00% 5/1/43	52,546	52,660
4.00% 5/1/43	15,521	16,539
4.00% 8/1/43	8,571	9,106
4.00% 7/1/44	35,752	38,062
4.50% 7/1/36	6,200	6,718
4.50% 11/1/40	14,223	15,393
4.50% 3/1/41	17,223	18,640
4.50% 4/1/41	42,842	46,358
4.50% 7/1/41	13,404	14,505
4.50% 1/1/42	420,773	455,247
4.50% 9/1/42	266,512	288,984
4.50% 6/1/44	30,855	33,385
4.50% 10/1/44	123,861	134,320
4.50% 2/1/45	278,701	302,028
5.00% 2/1/35	5,012	5,543
5.00% 10/1/35	17,813	19,653
5.00% 11/1/35	8,702	9,599
5.00% 4/1/37	5,142	5,669
5.00% 8/1/37	12,906	14,232
5.50% 12/1/32	944	1,059
5.50% 2/1/33	12,207	13,648
5.50% 11/1/34	5,248	5,902
5.50% 12/1/34	52,240	58,888
5.50% 3/1/35	2,768	3,119
5.50% 6/1/35	3,443	3,868
5.50% 1/1/36	21,924	24,668
5.50% 4/1/36	13,438	15,069
5.50% 7/1/36	1,510	1,699
5.50% 9/1/36	53,170	59,807
5.50% 11/1/36	4,188	4,676

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.50% 1/1/37	17,936	$20,050
5.50% 2/1/37	11,250	12,564
5.50% 4/1/37	55,435	62,141
5.50% 8/1/37	217	243
5.50% 9/1/37	21,399	23,926
5.50% 1/1/38	252	282
5.50% 2/1/38	11,418	12,823
5.50% 3/1/38	9,394	10,476
5.50% 6/1/38	37,976	42,413
5.50% 9/1/38	29,786	33,471
5.50% 1/1/39	26,147	29,451
5.50% 2/1/39	61,164	68,728
5.50% 10/1/39	44,210	49,384
5.50% 7/1/40	35,628	39,903
5.50% 9/1/41	161,302	180,196
6.00% 6/1/36	1,748	1,977
6.00% 11/1/36	22,289	25,225
6.00% 12/1/36	1,947	2,217
6.00% 2/1/37	5,928	6,708
6.00% 5/1/37	15,011	16,986
6.00% 6/1/37	1,071	1,219
6.00% 7/1/37	1,058	1,193
6.00% 8/1/37	12,582	14,255
6.00% 9/1/37	2,142	2,423
6.00% 11/1/37	2,216	2,501
6.00% 5/1/38	24,768	27,990
6.00% 7/1/38	668	754
6.00% 9/1/38	68,565	77,562
6.00% 10/1/38	21,328	24,093
6.00% 11/1/38	4,632	5,274
6.00% 1/1/39	9,346	10,586
6.00% 9/1/39	77,275	87,333
6.00% 3/1/40	8,129	9,196
6.00% 7/1/40	30,686	34,669
6.00% 9/1/40	7,334	8,295
6.00% 11/1/40	3,203	3,652
6.00% 5/1/41	75,964	85,939
6.50% 2/1/36	5,400	6,171
7.50% 6/1/31	4,859	5,951
Fannie Mae S.F. 30 yr TBA
3.00% 1/1/46	1,568,000	1,568,014
3.00% 2/1/46	2,612,000	2,606,820
4.50% 1/1/46	1,019,000	1,100,393
Freddie Mac ARM
•2.405% 10/1/36	3,389	3,588
•2.479% 7/1/36	2,079	2,205
•2.521% 1/1/44	63,042	64,249
•2.57% 4/1/34	886	938
•2.832% 9/1/45	97,719	99,661
•2.953% 11/1/44	9,126	9,364
•2.959% 10/1/45	25,808	26,297

LVIP Delaware Foundation® Moderate Allocation Fund—17

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr
3.50% 11/1/25	4,305	$4,513
3.50% 6/1/26	4,975	5,215
3.50% 10/1/26	5,950	6,253
3.50% 1/1/27	5,649	5,921
4.00% 5/1/25	3,094	3,267
4.50% 8/1/24	17,335	18,581
4.50% 9/1/26	11,677	12,508
5.00% 6/1/18	944	976
Freddie Mac S.F. 20 yr
3.00% 6/1/34	14,119	14,438
3.50% 1/1/34	26,503	27,715
3.50% 9/1/35	19,661	20,507
4.00% 8/1/35	4,896	5,229
4.00% 10/1/35	26,846	28,675
Freddie Mac S.F. 30 yr
3.00% 10/1/42	22,304	22,319
3.00% 11/1/42	18,482	18,499
4.50% 4/1/39	4,218	4,605
4.50% 6/1/39	2,985	3,218
4.50% 10/1/39	7,709	8,316
4.50% 4/1/41	60,792	65,608
5.50% 3/1/34	2,173	2,415
5.50% 12/1/34	2,098	2,337
5.50% 6/1/36	1,331	1,480
5.50% 11/1/36	2,626	2,920
5.50% 12/1/36	642	713
5.50% 9/1/37	2,617	2,911
5.50% 4/1/38	9,378	10,431
5.50% 6/1/38	1,498	1,669
5.50% 7/1/38	9,509	10,581
5.50% 6/1/39	9,959	11,082
5.50% 3/1/40	6,954	7,738
5.50% 8/1/40	15,253	16,970
5.50% 1/1/41	6,986	7,773
5.50% 6/1/41	51,646	57,446
6.00% 2/1/36	4,479	5,109
6.00% 1/1/38	2,607	2,932
6.00% 6/1/38	7,359	8,298
6.00% 8/1/38	23,319	26,655
6.00% 5/1/40	15,426	17,505
6.00% 7/1/40	15,672	17,676
6.50% 4/1/39	11,475	13,068
7.00% 11/1/33	2,157	2,571
GNMA I S.F. 30 yr 5.00% 6/15/40	4,089	4,514

Total Agency Mortgage-Backed Securities (Cost $9,631,583)		9,628,798

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.40%
Banc of America Commercial Mortgage Trust
•Series 2006-1 AM 5.421% 9/10/45	3,317	3,314

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage Trust (continued)
Series 2006-4 A4 5.634% 7/10/46	8,019	$8,084
•Series 2007-4 AM 5.809% 2/10/51	40,000	41,809
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PWR18 A4 5.70% 6/11/50	25,000	26,061
•CD Commercial Mortgage Trust Series 2005-CD1 C 5.284% 7/15/44	1,503	1,503
Citigroup Commercial Mortgage Trust
•Series 2007-C6 AM 5.71% 12/10/49	20,000	20,437
Series 2014-GC25 A4 3.635% 10/10/47	40,000	40,664
Series 2015-GC27 A5 3.137% 2/10/48	50,000	48,797
COMM Mortgage Trust
Series 2013-CR6 A4 3.101% 3/10/46	75,000	74,973
Series 2014-CR16 A4 4.051% 4/10/47	45,000	47,304
Series 2014-CR19 A5 3.796% 8/10/47	50,000	51,526
Series 2014-CR20 A4 3.59% 11/10/47	20,000	20,264
Series 2014-CR20 AM 3.938% 11/10/47	80,000	81,976
Series 2014-CR21 A3 3.528% 12/10/47	25,000	25,200
#Series 2015-3BP A 144A 3.178% 2/10/35	100,000	97,994
Series 2015-CR23 A4 3.497% 5/10/48	20,000	20,068
Commercial Mortgage Trust Series 2007-GG9 AM 5.475% 3/10/39	25,000	25,576
#•DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.663% 11/10/46	100,000	110,056
FREMF Mortgage Trust
#•Series 2011-K10 B 144A 4.631% 11/25/49	25,000	26,199
#•Series 2011-K15 B 144A 4.948% 8/25/44	10,000	10,746
#•Series 2012-K18 B 144A 4.255% 1/25/45	20,000	20,570

LVIP Delaware Foundation® Moderate Allocation Fund—18

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FREMF Mortgage Trust (continued)
#•Series 2012-K19 B 144A 4.036% 5/25/45	10,000	$10,171
#•Series 2012-K22 B 144A 3.687% 8/25/45	35,000	34,707
#•Series 2012-K22 C 144A 3.687% 8/25/45	25,000	24,945
#•Series 2012-K707 B 144A 3.883% 1/25/47	15,000	15,291
#•Series 2012-K708 B 144A 3.754% 2/25/45	55,000	55,990
#•Series 2012-K708 C 144A 3.754% 2/25/45	10,000	10,106
#•Series 2013-K26 C 144A 3.599% 12/25/45	15,000	14,472
#•Series 2013-K30 C 144A 3.556% 6/25/45	30,000	27,944
#•Series 2013-K31 C 144A 3.627% 7/25/46	60,000	56,429
#•Series 2013-K33 B 144A 3.503% 8/25/46	25,000	24,185
#•Series 2013-K712 144A 3.371% 5/25/45	70,000	70,220
#•Series 2013-K713 144A 3.165% 4/25/46	50,000	49,711
#•Series 2013-K713 C 144A 3.165% 4/25/46	40,000	38,511
#•Series 2014-K716 C 144A 3.953% 8/25/47	20,000	19,874
#•Series 2015-K47 B 144A 3.60% 6/25/48	15,000	13,358
#GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28	100,000	102,423
GS Mortgage Securities Trust
#Series 2010-C1 A2 144A 4.592% 8/10/43	150,000	161,015
Series 2014-GC24 A5 3.931% 9/10/47	55,000	57,225
Series 2015-GC32 A4 3.764% 7/10/48	20,000	20,441
#Hilton USA Trust Series 2013-HLT BFX 144A 3.367% 11/5/30	100,000	100,074
#Houston Galleria Mall Trust Series 2015-HGLR A1A2 144A 3.087% 3/5/37	100,000	97,349
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	17,792	17,608
•Series 2014-C22 B 4.561% 9/15/47	10,000	10,162

Principal Amount°		Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-CB11 E 5.498% 8/12/37	10,000	$10,744
•Series 2005-LDP5 D 5.522% 12/15/44	20,000	19,950
Series 2006-LDP8 AM 5.44% 5/15/45	194,000	197,382
Series 2015-JP1 A5 3.914% 1/15/49	50,000	51,502
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	1,865	1,871
•Series 2006-C6 AJ 5.452% 9/15/39	30,000	30,186
Series 2006-C6 AM 5.413% 9/15/39	45,000	45,826
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19 AS 3.832% 12/15/47	10,000	10,096
Series 2015-C22 A3 3.046% 4/15/48	20,000	19,327
Series 2015-C23 A4 3.719% 7/15/50	75,000	76,429
Series 2015-C26 A5 3.531% 10/15/48	45,000	45,011
•Morgan Stanley Capital I Trust
Series 2006-T23 A4 5.847% 8/12/41	20,819	20,965
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	20,000	19,880
Series 2015-NXS3 A4 3.617% 9/15/57	30,000	30,292
WF-RBS Commercial Mortgage Trust Series 2014-C23 A5 3.917% 10/15/57	10,000	10,387

Total Commercial Mortgage-Backed Securities (Cost $2,484,387)		2,425,180

CONVERTIBLE BONDS–0.45%
@Alaska Communications Systems Group 6.25% exercise price $10.28, maturity date 5/1/18	28,000	28,245
@American Realty Capital Properties 3.75% exercise price $14.99, maturity date 12/15/20	16,000	14,390
Ares Capital 5.75% exercise price $18.36, maturity date 2/1/16	8,000	8,015

LVIP Delaware Foundation® Moderate Allocation Fund—19

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
BGC Partners 4.50% exercise price $9.84, maturity date 7/15/16	18,000	$19,564
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	5,000	6,706
Blackstone Mortgage Trust 5.25% exercise price $28.66, maturity date 12/1/18	24,000	24,480
#Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, maturity date 10/15/18	21,000	20,803
Cardtronics 1.00% exercise price $52.35, maturity date 12/1/20	11,000	10,264
Cemex 3.72% exercise price $11.90, maturity date 3/15/20	13,000	10,262
@Chart Industries 2.00% exercise price $69.03, maturity date 8/1/18	20,000	17,400
#Ciena 144A 3.75% exercise price $20.17, maturity date 10/15/18	9,000	11,205
@GAIN Capital Holdings 4.125% exercise price $12.00, maturity date 12/1/18	11,000	11,062
@fGeneral Cable 4.50% exercise price $33.38, maturity date 11/15/29	21,000	12,954
Gilead Sciences 1.625% exercise price $22.44, maturity date 5/1/16	3,000	13,410
Healthsouth 2.00% exercise price $38.08, maturity date 12/1/43	11,000	11,907
Helix Energy Solutions Group 3.25% exercise price $25.02, maturity date 3/15/32	14,000	11,104
#inContact 144A 2.50% exercise price $14.23, maturity date 4/1/22	17,000	16,076
Infinera 1.75% exercise price $12.58, maturity date 6/1/18	4,000	6,190
Intel 3.25% exercise price $21.47, maturity date 8/1/39	6,000	9,990
Jefferies Group 3.875% exercise price $44.53, maturity date 11/1/29	15,000	14,981
#Liberty Interactive 144A 1.00% exercise price $64.23, maturity date 9/30/43	16,000	13,830

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
fMeritor 4.00% exercise price $26.73, maturity date 2/15/27	5,000	$4,753
#Microchip Technology 144A 1.625% exercise price $66.61, maturity date 2/15/25	8,000	7,990
New Mountain Finance 5.00% exercise price $15.93, maturity date 6/15/19	3,000	2,947
Novellus Systems 2.625% exercise price $34.37, maturity date 5/15/41	10,000	23,581
NuVasive 2.75% exercise price $42.13, maturity date 7/1/17	15,000	20,541
NXP Semiconductors 1.00% exercise price $102.84, maturity date 12/1/19	11,000	12,107
#PROS Holdings 144A 2.00% exercise price $33.79, maturity date 12/1/19	17,000	16,681
@Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	13,000	11,456
@Spirit Realty Capital 3.75% exercise price $13.10, maturity date 5/15/21	21,000	19,911
@Titan Machinery 3.75% exercise price $43.17, maturity date 5/1/19	3,000	1,978
@TPG Specialty Lending 4.50% exercise price $25.83, maturity date 12/15/19	11,000	10,876
•Vector Group 1.75% exercise price $24.64, maturity date 4/15/20	15,000	17,222
•Vector Group 2.50% exercise price $15.98, maturity date 1/15/19	7,000	10,761

Total Convertible Bonds (Cost $437,556)		453,642

CORPORATE BONDS–11.49%
Aerospace & Defense–0.06%
Embraer Netherlands Finance 5.05% 6/15/25	10,000	9,125
Lockheed Martin 2.50% 11/23/20	15,000	14,928
3.55% 1/15/26	20,000	20,112
TransDigm 6.50% 7/15/24	20,000	19,990

		64,155

Air Freight & Logistics–0.08%
Aviation Capital Group #@144A 2.875% 9/17/18	5,000	4,978

LVIP Delaware Foundation® Moderate Allocation Fund––20

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Air Freight & Logistics (continued)
Aviation Capital Group (continued)
#144A 4.875% 10/1/25		20,000	$19,902
#144A 6.75% 4/6/21		35,000	39,244
FedEx 4.75% 11/15/45		20,000	19,894

			84,018

Airlines–0.14%
#¿Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27		25,000	24,219
¿American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26		18,836	18,848
¿American Airlines 2015-1 Pass Through Trust 3.375% 5/1/27		29,393	28,401
¿American Airlines 2015-2 Class AA Pass-Through Trust 3.60% 9/22/27		10,000	10,113
¿United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26		14,554	14,900
¿United Airlines 2014-2 Pass Through Trust 3.75% 9/3/26		45,000	45,452

			141,933

Auto Components–0.09%
American Axle & Manufacturing 6.25% 3/15/21		25,000	25,969
Delphi Automotive 3.15% 11/19/20		20,000	19,997
Lear 5.25% 1/15/25		45,000	46,013

			91,979

Automobiles–0.17%
Daimler 2.75% 12/10/18	NOK	200,000	23,364
Ford Motor 7.45% 7/16/31		45,000	55,667
#Hyundai Capital America 144A 2.55% 2/6/19		45,000	44,684
Toyota Finance Australia 2.25% 8/31/16	NOK	30,000	3,405
3.04% 12/20/16	NZD	60,000	40,850

			167,970

Banks–1.23%
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	25,000	18,778
Bank of America 3.875% 8/1/25		75,000	76,286
3.95% 4/21/25		170,000	165,859
BB&T 5.25% 11/1/19		117,000	128,015
Citizens Financial Group 4.30% 12/3/25		35,000	35,254

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
City National 5.25% 9/15/20		40,000	$44,511
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.50% 9/4/20	NOK	110,000	13,034
4.25% 1/13/22	AUD	24,000	17,990
Fifth Third Bancorp 2.875% 7/27/20		20,000	19,999
JPMorgan Chase • 0.953% 1/28/19		25,000	24,834
4.25% 10/1/27		70,000	69,993
• 6.75% 8/29/49		40,000	43,650
PNC Funding 5.625% 2/1/17		38,000	39,516
Santander Holdings USA 3.45% 8/27/18		40,000	40,691
Santander UK Group Holdings 2.875% 10/16/20		100,000	99,521
Toronto-Dominion Bank 2.50% 12/14/20		50,000	50,037
@U.S. Bancorp 3.60% 9/11/24		75,000	76,299
•@USB Capital IX 3.50% 10/29/49		140,000	107,975
Wells Fargo 2.55% 12/7/20		65,000	64,725
4.30% 7/22/27		60,000	61,375
Zions Bancorp 4.50% 6/13/23		40,000	41,159

			1,239,501

Biotechnology–0.11%
Celgene 4.625% 5/15/44		15,000	14,223
Immucor 11.125% 8/15/19		110,000	100,650

			114,873

Building Products–0.03%
Fortune Brands Home & Security 3.00% 6/15/20		25,000	24,889

			24,889

Capital Markets–0.28%
Affiliated Managers Group 3.50% 8/1/25		40,000	38,122
Bank of New York Mellon 2.15% 2/24/20		10,000	9,897
Jefferies Group 6.45% 6/8/27		30,000	31,835
6.50% 1/20/43		10,000	9,275
Lazard Group 3.75% 2/13/25		10,000	9,244
6.85% 6/15/17		19,000	20,237
Morgan Stanley • 1.17% 1/24/19		26,000	25,953
3.95% 4/23/27		5,000	4,864
5.00% 9/30/21	AUD	25,000	19,098
State Street 2.55% 8/18/20		40,000	40,524

LVIP Delaware Foundation® Moderate Allocation Fund—21

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
State Street (continued)
3.10% 5/15/23		25,000	$24,729
3.55% 8/18/25		45,000	46,471

			280,249

Chemicals–0.20%
CF Industries 6.875% 5/1/18		75,000	81,308
#Grace (W.R.) 144A 5.125% 10/1/21		10,000	10,125
LyondellBasell Industries 4.625% 2/26/55		25,000	20,355
Methanex 4.25% 12/1/24		50,000	44,410
PolyOne 5.25% 3/15/23		15,000	14,700
PPG Industries 2.30% 11/15/19		35,000	34,670

			205,568

Commercial Services & Supplies–0.04%
#Penske Truck Leasing 144A 3.30% 4/1/21		20,000	19,741
#Prestige Brands 144A 5.375% 12/15/21		25,000	24,125

			43,866

Communications Equipment–0.02%
Motorola Solutions 4.00% 9/1/24		25,000	21,734

			21,734

Construction & Engineering–0.05%
AECOM 5.875% 10/15/24		52,000	53,235

			53,235

Consumer Finance–0.21%
Ford Motor Credit 4.05% 12/10/18	AUD	8,000	5,840
General Motors Financial 3.45% 4/10/22		65,000	62,438
4.00% 1/15/25		50,000	47,526
4.30% 7/13/25		5,000	4,858
4.375% 9/25/21		30,000	30,460
SunTrust Banks 2.35% 11/1/18		60,000	60,353
Toyota Motor Credit 2.80% 7/13/22		5,000	4,981

			216,456

Containers & Packaging–0.08%
Ball 5.25% 7/1/25		30,000	30,787
#Brambles USA 144A 4.125% 10/23/25		15,000	15,113
#BWAY Holding 144A 9.125% 8/15/21		31,000	29,140

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
#Owens-Brockway Glass Container 144A 5.875% 8/15/23		10,000	$10,169

			85,209

Diversified Financial Services–0.45%
#ERAC USA Finance 144A 3.30% 10/15/22		95,000	93,601
General Electric Capital 2.10% 12/11/19		35,000	35,016
4.25% 1/17/18	NZD	40,000	27,625
5.55% 5/4/20		25,000	28,331
6.00% 8/7/19		50,000	56,670
National Rural Utilities Cooperative Finance 2.85% 1/27/25		40,000	38,990
•4.75% 4/30/43		50,000	49,445
#Peachtree Corners Funding Trust 144A 3.976% 2/15/25		100,000	99,466
•Voya Financial 5.65% 5/15/53		30,000	29,700

			458,844

Diversified Telecommunication Services–0.32%
AT&T 4.50% 5/15/35		25,000	23,194
Bell Canada 3.35% 3/22/23	CAD	18,000	13,302
CenturyLink 5.80% 3/15/22		55,000	50,614
6.75% 12/1/23		30,000	28,237
#Frontier Communications 144A 8.875% 9/15/20		35,000	35,525
Hughes Satellite Systems 7.625% 6/15/21		10,000	10,637
#Level 3 Financing 144A 5.375% 5/1/25		20,000	19,975
SBA Tower Trust #144A 2.24% 4/16/18		35,000	34,361
#144A 2.898% 10/15/19		25,000	24,430
Telefonica Emisiones 6.421% 6/20/16		10,000	10,231
Verizon Communications 4.862% 8/21/46		80,000	76,031

			326,537

Electric Utilities–1.83%
#AES Gener 144A 5.25% 8/15/21	.	45,000	46,263
#American Transmission Systems 144A 5.25% 1/15/22		75,000	81,923
Appalachian Power 4.45% 6/1/45		25,000	23,826
Berkshire Hathaway Energy 3.75% 11/15/23		145,000	149,042
Cleveland Electric Illuminating 5.50% 8/15/24		40,000	45,120

LVIP Delaware Foundation® Moderate Allocation Fund—22

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
@ComEd Financing III 6.35% 3/15/33	50,000	$51,160
Commonwealth Edison 4.35% 11/15/45	45,000	45,408
Consumers Energy 4.10% 11/15/45	10,000	9,957
Duke Energy
3.75% 4/15/24	50,000	50,747
4.80% 12/15/45	50,000	50,714
#•Electricite de France 144A 5.25% 12/29/49	100,000	94,375
Entergy 4.00% 7/15/22	35,000	35,756
Entergy Louisiana 4.05% 9/1/23	90,000	92,921
#Exelon 144A 3.95% 6/15/25	35,000	35,022
Great Plains Energy 4.85% 6/1/21	20,000	21,504
Indiana Michigan Power 3.20% 3/15/23	55,000	54,310
IPALCO Enterprises 5.00% 5/1/18	35,000	36,837
ITC Holdings 3.65% 6/15/24	25,000	24,670
Kansas City Power & Light 3.65% 8/15/25	65,000	65,586
LG&E & KU Energy 4.375% 10/1/21	130,000	137,530
#Metropolitan Edison 144A 4.00% 4/15/25	35,000	34,717
NextEra Energy Capital Holdings
2.40% 9/15/19	55,000	54,236
3.625% 6/15/23	25,000	24,947
NV Energy 6.25% 11/15/20	45,000	51,173
Pennsylvania Electric 5.20% 4/1/20	70,000	74,695
Public Service of New Hampshire 3.50% 11/1/23	30,000	30,767
Public Service of Oklahoma 5.15% 12/1/19	60,000	65,670
Southern 2.75% 6/15/20	175,000	173,401
#Trans-Allegheny Interstate Line 144A 3.85% 6/1/25	25,000	25,051
Westar Energy 3.25% 12/1/25	25,000	25,103
Wisconsin Electric Power 4.30% 12/15/45	25,000	25,630
Xcel Energy 3.30% 6/1/25	110,000	107,748

		1,845,809

Food & Staples Retailing–0.03%
#CVS Health 144A 5.00% 12/1/24	25,000	27,094

		27,094

Food Products–0.12%
Campbell Soup 3.30% 3/19/25	55,000	54,813

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
JBS USA Finance
#144A 5.75% 6/15/25	25,000	$21,875
#144A 5.875% 7/15/24	45,000	40,950

		117,638

Gas Utilities–0.11%
AmeriGas Finance 7.00% 5/20/22	25,000	24,313
Dominion Gas Holdings
3.60% 12/15/24	40,000	39,629
4.60% 12/15/44	55,000	51,312

		115,254

Health Care Equipment & Supplies–0.33%
Becton Dickinson 6.375% 8/1/19	70,000	79,083
Kinetic Concepts 10.50% 11/1/18	30,000	29,325
Mallinckrodt International Finance
#144A 4.875% 4/15/20	20,000	19,350
#144A 5.50% 4/15/25	50,000	46,250
Zimmer Biomet Holdings
3.375% 11/30/21	70,000	70,159
4.625% 11/30/19	80,000	85,499

		329,666

Health Care Providers & Services–0.36%
Community Health Systems 6.875% 2/1/22	40,000	38,150
DaVita HealthCare Partners 5.00% 5/1/25	85,000	82,237
Express Scripts Holding
2.25% 6/15/19	35,000	34,822
3.50% 6/15/24	20,000	19,739
HCA 5.375% 2/1/25	70,000	69,213
HealthSouth
5.125% 3/15/23	10,000	9,625
5.75% 11/1/24	10,000	9,587
#144A 5.75% 9/15/25	10,000	9,350
Highmark
#144A 4.75% 5/15/21	40,000	40,722
#144A 6.125% 5/15/41	15,000	14,924
Tenet Healthcare 4.50% 4/1/21	35,000	34,300

		362,669

Hotels, Restaurants & Leisure–0.13%
Marriott International 3.375% 10/15/20	40,000	40,759
MGM Resorts International 6.00% 3/15/23	48,000	47,760
Starwood Hotels & Resorts Worldwide @3.75% 3/15/25	35,000	34,327

LVIP Delaware Foundation® Moderate Allocation Fund—23

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Starwood Hotels & Resorts Worldwide (continued)
@4.50% 10/1/34	5,000	$4,521

		127,367

Household Durables–0.02%
Harman International Industries 4.15% 5/15/25	25,000	24,006

		24,006

Independent Power & Renewable Electricity Producers–0.02%
Calpine 5.375% 1/15/23	20,000	18,050

		18,050

Industrial Conglomerates–0.12%
•General Electric 4.00% 12/29/49	123,450	123,604

		123,604

Insurance–0.59%
Berkshire Hathaway Finance 2.90% 10/15/20	50,000	51,853
#HUB International 144A 7.875% 10/1/21	25,000	22,563
#Liberty Mutual Group 144A 4.95% 5/1/22	15,000	15,921
MetLife
6.40% 12/15/36	50,000	54,750
6.817% 8/15/18	130,000	146,452
Prudential Financial
4.50% 11/15/20	20,000	21,487
•5.375% 5/15/45	30,000	30,000
•5.875% 9/15/42	40,000	41,780
TIAA Asset Management Finance
#144A 2.95% 11/1/19	35,000	35,101
#144A 4.125% 11/1/24	75,000	75,393
#USI 144A 7.75% 1/15/21	5,000	4,819
XLIT
4.45% 3/31/25	40,000	39,243
5.50% 3/31/45	40,000	37,502
•6.50% 12/29/49	25,000	18,219

		595,083

Internet Software & Services–0.23%
Baidu 2.75% 6/9/19	200,000	199,200
Zayo Group 6.00% 4/1/23	30,000	28,500

		227,700

IT Services–0.15%
First Data
#144A 5.00% 1/15/24	20,000	19,950
#144A 5.75% 1/15/24	115,000	113,563
#144A 7.00% 12/1/23	14,000	14,035

		147,548

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Machinery–0.13%
Crane
2.75% 12/15/18	10,000	$9,976
4.45% 12/15/23	55,000	56,737
Meritor 6.75% 6/15/21	15,000	13,875
Parker Hannifin 3.30% 11/21/24	5,000	5,049
@Trinity Industries 4.55% 10/1/24	45,000	41,292

		126,929

Media–0.74%
21st Century Fox America
#144A 3.70% 10/15/25	15,000	14,993
#144A 4.95% 10/15/45	45,000	44,488
CC Holdings GS V 3.849% 4/15/23	15,000	14,744
#CCO Holdings 144A 5.125% 5/1/23	45,000	45,113
#CCO Safari II 144A 4.908% 7/23/25	100,000	100,054
#CCOH Safari 144A 5.75% 2/15/26	30,000	30,150
CSC Holdings 5.25% 6/1/24	100,000	88,000
DISH DBS 5.00% 3/15/23	25,000	21,750
Gray Television 7.50% 10/1/20	30,000	30,937
Interpublic Group 2.25% 11/15/17	25,000	24,935
#SES 144A 3.60% 4/4/23	70,000	68,416
#SES GLOBAL Americas Holdings 144A 5.30% 3/25/44	80,000	76,531
#Sirius XM Radio 144A 5.375% 4/15/25	70,000	70,613
Time Warner 4.85% 7/15/45	50,000	47,795
Time Warner Cable 5.50% 9/1/41	10,000	9,066
#Tribune Media 144A 5.875% 7/15/22	55,000	55,137
WPP Finance 2010 5.625% 11/15/43	10,000	10,181

		752,903

Metals & Mining–0.17%
ArcelorMittal 10.85% 6/1/19	65,000	61,263
#Gerdau Holdings 144A 7.00% 1/20/20	100,000	90,000
@Joseph T Ryerson & Son 11.25% 10/15/18	3,000	2,250
#@Lundin Mining 144A 7.50% 11/1/20	22,000	20,680

		174,193

Multi-Utilities–0.52%
Ameren Illinois 9.75% 11/15/18	170,000	204,915
American Water Capital 3.40% 3/1/25	40,000	40,685

LVIP Delaware Foundation® Moderate Allocation Fund—24

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
American Water Capital (continued)
4.30% 9/1/45	10,000	$10,146
CMS Energy 3.60% 11/15/25	20,000	19,915
#DTE Energy 144A 3.30% 6/15/22	40,000	40,179
•@Integrys Energy Group 6.11% 12/1/66	60,000	45,609
Louisville Gas & Electric 4.375% 10/1/45	25,000	25,605
NiSource Finance 6.125% 3/1/22	40,000	45,845
SCANA 4.125% 2/1/22	55,000	53,954
WEC Energy Group 3.55% 6/15/25	40,000	40,303

		527,156

Oil, Gas & Consumable Fuels–0.77%
Continental Resources 4.50% 4/15/23	60,000	43,170
Ecopetrol 5.375% 6/26/26	25,000	21,344
•Enbridge Energy Partners 8.05% 10/1/37	95,000	78,137
Energy Transfer Partners 9.70% 3/15/19	48,000	52,900
EnLink Midstream Partners 4.15% 6/1/25	60,000	46,232
•Enterprise Products Operating 7.034% 1/15/68	15,000	15,263
Murphy Oil USA 6.00% 8/15/23	50,000	52,750
Noble Energy 5.05% 11/15/44	35,000	28,355
Petroleos Mexicanos
#144A 3.50% 7/23/20	40,000	37,960
6.50% 6/2/41	20,000	17,390
Plains All American Pipeline 8.75% 5/1/19	95,000	104,294
Regency Energy Partners
5.50% 4/15/23	40,000	36,067
5.875% 3/1/22	25,000	23,594
Talisman Energy 3.75% 2/1/21	40,000	36,309
Williams Partners 7.25% 2/1/17	85,000	86,700
#Woodside Finance 144A 8.75% 3/1/19	85,000	97,586

		778,051

Paper & Forest Products–0.14%
Georgia-Pacific 8.00% 1/15/24	110,000	139,323

		139,323

Pharmaceuticals–0.09%
AstraZeneca
2.375% 11/16/20	35,000	34,790
3.375% 11/16/25	55,000	54,715

		89,505

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts–0.65%
American Tower
2.80% 6/1/20	10,000	$9,895
4.00% 6/1/25	15,000	14,773
#American Tower Trust I 144A 3.07% 3/15/23	50,000	49,151
CBL & Associates
4.60% 10/15/24	40,000	37,769
5.25% 12/1/23	10,000	9,581
Corporate Office Properties
3.60% 5/15/23	35,000	32,300
5.25% 2/15/24	45,000	46,109
DDR
7.50% 4/1/17	20,000	21,313
7.875% 9/1/20	70,000	83,863
Education Realty Operating Partnership 4.60% 12/1/24	40,000	39,537
Equinix 5.375% 4/1/23	58,000	59,450
GEO Group
5.125% 4/1/23	30,000	28,575
5.875% 10/15/24	25,000	24,375
Hospitality Properties Trust 4.50% 3/15/25	40,000	38,475
Host Hotels & Resorts
3.75% 10/15/23	30,000	28,972
4.50% 2/1/26	15,000	14,836
Kimco Realty 3.40% 11/1/22	10,000	9,921
#Omega Healthcare Investors 144A 5.25% 1/15/26	20,000	20,454
Regency Centers 5.875% 6/15/17	12,000	12,659
UDR 4.00% 10/1/25	15,000	15,173
Ventas Realty 4.125% 1/15/26	25,000	24,972
WP Carey 4.60% 4/1/24	35,000	34,961

		657,114

Semiconductors & Semiconductor Equipment–0.05%
#Micron Technology 144A 5.25% 8/1/23	60,000	54,150

		54,150

Software–0.09%
CDK Global 4.50% 10/15/24	35,000	34,890
Microsoft 4.20% 11/3/35	15,000	15,348
Oracle 3.25% 5/15/30	40,000	37,629

		87,867

Specialty Retail–0.17%
AutoNation 3.35% 1/15/21	10,000	9,976
QVC 5.45% 8/15/34	45,000	39,034
Signet UK Finance 4.70% 6/15/24	125,000	123,308

		172,318

LVIP Delaware Foundation® Moderate Allocation Fund—25

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Textiles, Apparel & Luxury Goods–0.04%
#INVISTA Finance 144A 4.25% 10/15/19	45,000	$43,875

		43,875

Trading Companies & Distributors–0.04%
United Rentals North America 5.50% 7/15/25	44,000	42,845

		42,845

Wireless Telecommunication Services–0.29%
#Crown Castle Towers 144A 4.883% 8/15/20	190,000	203,659
Sprint 7.125% 6/15/24	60,000	43,575
T-Mobile USA 6.125% 1/15/22	40,000	41,200

		288,434

Total Corporate Bonds (Cost $11,756,730)		11,617,167

MUNICIPAL BOND–0.04%
Oregon State Taxable Pension 5.892% 6/1/27	35,000	41,933

Total Municipal Bond (Cost $35,000)		41,933

NON-AGENCY ASSET-BACKED SECURITIES–1.79%
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	100,000	99,402
Series 2014-4 A2 1.43% 6/17/19	65,000	64,767
•American Express Credit Account Secured Note Trust Series 2012-4 A 0.571% 5/15/20	125,000	124,664
#Avis Budget Rental Car Funding AESOP Series 2013-1A A 144A 1.92% 9/20/19	100,000	99,250
BA Credit Card Trust
•Series 2014-A2 A 0.601% 9/16/19	30,000	29,966
•Series 2014-A3 A 0.621% 1/15/20	35,000	34,962
•Series 2015-A1 A 0.661% 6/15/20	125,000	124,755
#Cabela’s Credit Card Master Note Trust Series 2012-2A A1 144A 1.45% 6/15/20	100,000	99,730
•Capital One Multi-Asset Execution Trust Series 2007-A5 A5 0.371% 7/15/20	100,000	99,502

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Chase Issuance Trust Series 2014-A5 A5 0.701% 4/15/21	100,000	$99,507
#CIT Equipment Collateral Series 2014-VT1 A2 144A 0.86% 5/22/17	74,327	74,257
•Citibank Credit Card Issuance Trust Series 2014-A9 A9 0.67% 11/23/18	100,000	99,972
Discover Card Execution Note Trust Series 2015-A3 A 1.45% 3/15/21	100,000	99,079
Ford Credit Auto Lease Trust Series 2015-A A3 1.13% 6/15/18	30,000	29,862
#Ford Credit Auto Owner Trust Series 2014-2 A 144A 2.31% 4/15/26	100,000	99,836
•GE Dealer Floorplan Master Note Trust Series 2014-2 A 0.852% 10/20/19	50,000	49,909
#HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44	48,750	44,315
Mid-State Trust Series 11 A1 4.864% 7/15/38	10,600	11,224
#MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22	100,000	99,302
•Nissan Auto Lease Trust Series 2015-B A2B 0.861% 12/15/17	30,000	30,020
#•PFS Financing Series 2015-AA A 144A 0.951% 4/15/20	100,000	98,279
Synchrony Credit Card Master Note Trust Series 2015-2 A 1.60% 4/15/21	100,000	99,287
#Volkswagen Credit Auto Master Trust Series 2014-1A A2 144A 1.40% 7/22/19	95,000	93,773

Total Non-Agency Asset-Backed Securities (Cost $1,819,437)		1,805,620

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.23%
fAmerican Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	7,439	7,550
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	6,078	6,087
Series 2005-6 7A1 5.50% 7/25/20	1,067	1,042

LVIP Delaware Foundation® Moderate Allocation Fund—26

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•ChaseFlex Trust Series 2006-1 A4 4.775% 6/25/36		100,000	$85,802
Credit Suisse First Boston Mortgage Securities Series 2005-5 6A3 5.00% 7/25/35		22,697	22,734
#•GSMPS Mortgage Loan Trust Series 1998-3 A 7.75% 9/19/27		6,382	6,600
JPMorgan Mortgage Trust Series 2006-S1 1A1 6.00% 4/25/36		25,745	26,547
•MASTR ARM Trust Series 2003-6 1A2 2.70% 12/25/33		2,933	2,912
#•Sequoia Mortgage Trust Series 2014-2 A4 3.50% 7/25/44		63,260	63,556
¿Structured Asset Securities Corporation Mortgage Pass Through Certificates Series 2004-20 2A1 5.50% 11/25/34		12,193	12,443

Total Non-Agency Collateralized Mortgage Obligations (Cost $201,542)			235,273

ΔREGIONAL BONDS–0.08%
Australia–0.03%
New South Wales Treasury 4.00% 5/20/26	AUD	21,000	16,410
Queensland Treasury #144A 3.25% 7/21/26	AUD	15,000	10,693

			27,103

Canada–0.05%
Province of Ontario Canada 3.45% 6/2/45	CAD	11,000	8,319
Province of Quebec Canada 6.00% 10/1/29	CAD	50,000	49,061

			57,380

Total Regional Bonds (Cost $97,924)			84,483

«SENIOR SECURED LOANS–3.42%
Activision Blizzard Tranche B 1st Lien 3.25% 10/11/20		63,538	63,532
Aercap Flying Fortress Tranche B 1st Lien 3.50% 4/30/20		130,000	129,878
Air Medical Group Holdings Tranche B Ist Lien 4.50% 4/28/22		64,675	62,776

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Aramark Tranche E 3.25% 9/7/19	51,471	$51,439
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 2/1/23	40,000	39,653
BJ’s Wholesale Club 8.50% 3/31/20	65,000	58,500
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	325,661	313,042
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	37,343	32,955
Community Health Systems Tranche F 1st Lien 3.657% 12/31/18	21,446	21,200
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19	67,218	65,695
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21	123,679	122,001
Dynegy Tranche B2 4.00% 4/23/20	129,008	124,953
Emdeon 1st Lien 3.75% 11/2/18	62,309	61,355
Energy Transfer Equity 1st Lien 3.25% 12/2/19	220,000	198,865
FCA US Tranche B 1st Lien 3.50% 5/24/17	4,860	4,851
First Data Tranche B 1st Lien 4.418% 3/24/21	217,237	216,830
Gardner Denver 1st Lien 4.25% 7/30/20	123,355	111,421
HCA Tranche B4 3.357% 5/1/18	87,975	87,975
HCA Tranche B5 1st Lien 3.174% 3/31/17	95,795	95,801
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20	174,633	174,534
Huntsman International Tranche B 1st Lien 3.75% 10/1/21	193,050	189,985
Immucor Tranche B2 5.00% 8/19/18	38,558	36,823
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	110,553	104,828
JLL/Delta Dutch Newco 1st Lien 4.25% 3/11/21	172,375	166,692
Landry’s Tranche B 4.00% 4/24/18	28,060	27,959
Level 3 Financing Tranche B 1st Lien 4.00% 1/15/20	60,000	59,909
MPH Acquisition Tranche B 3.75% 3/31/21	189,770	185,185
Numericable 4.50% 5/21/20	79,619	76,897
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20	68,881	66,526

LVIP Delaware Foundation® Moderate Allocation Fund—27

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

		Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
@Republic of Angola (Unsecured) 7.045% 12/16/23		72,000	$61,920
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20		191,494	187,760
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19		38,807	37,691
Valeant Pharmaceuticals International Tranche BE 3.75% 8/5/20		222,772	214,306

Total Senior Secured Loans (Cost $3,541,372)			3,453,737

ΔSOVEREIGN BONDS–0.49%
Australia–0.00%
Australia Government Bond 3.75% 4/21/37	AUD	4,000	3,054

			3,054

Canada–0.01%
Canadian Government Bond 2.75% 12/1/48	CAD	11,000	9,020

			9,020

Dominican Republic–0.10%
#Dominican Republic International Bond 144A 5.50% 1/27/25		100,000	96,750

			96,750

Japan–0.01%
Japan Government Forty Year Bond 1.40% 3/20/55	JPY	1,850,000	15,435

			15,435

Mexico–0.07%
Mexican Bonos
7.50% 6/3/27	MXN	434,000	27,400
10.00% 12/5/24	MXN	588,000	43,346

			70,746

Norway–0.02%
Kommunalbanken 5.00% 3/28/19	NZD	22,000	15,754
#Norway Government Bond 144A 2.00% 5/24/23	NOK	33,000	3,928

			19,682

Peru–0.03%
Peruvian Government International Bond 4.125% 8/25/27		32,000	31,520

			31,520

		Principal Amount°	Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Poland–0.01%
Poland Government Bond 3.25% 7/25/25	PLN	48,000	$12,594

			12,594

Portugal–0.00%
#Portugal Government International Bond 144A 5.125% 10/15/24		4,000	4,091

			4,091

Republic of Korea–0.06%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	68,170,518	56,538

			56,538

Sweden–0.02%
Sweden Government Bond 1.50% 11/13/23	SEK	140,000	17,424

			17,424

United Kingdom–0.12%
United Kingdom Gilt
3.25% 1/22/44	GBP	18,100	29,710
3.50% 1/22/45	GBP	18,700	32,190
United Kingdom Gilt Inflation Linked 0.125% 3/22/24	GBP	40,677	63,713

			125,613

Uruguay–0.04%
Uruguay Government International Bond 4.375% 10/27/27		37,000	36,537

			36,537

Total Sovereign Bonds (Cost $538,635)			499,004

SUPRANATIONAL BANKS–0.07%
European Bank for Reconstruction & Development 7.375% 4/15/19	IDR	240,000,000	16,443
Inter-American Development Bank 6.00% 9/5/17	INR	2,600,000	38,831
International Bank for Reconstruction & Development 4.625% 10/6/21	NZD	13,000	9,299
International Finance 3.625% 5/20/20	NZD	11,000	7,547

Total Supranational Banks (Cost $80,271)			72,120

U.S. TREASURY OBLIGATIONS–7.99%
U.S. Treasury Bonds 3.00% 11/15/45		1,110,000	1,106,856
•U.S. Treasury Floating Rate Note 0.383% 10/31/17		1,630,000	1,628,663

LVIP Delaware Foundation® Moderate Allocation Fund—28

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
1.625% 11/30/20	4,145,000	$4,120,793
2.25% 11/15/25	1,225,000	1,222,392

Total U.S. Treasury Obligations (Cost $8,112,768)		8,078,704

	Number of Shares

RIGHT–0.00%
†Rumo Logistica Operadora Multimodal exercise price BRL 6.05, expiration date 2/1/16	885	34

Total Right (Cost $0)		34

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–4.07%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	4,120,724	$4,120,724

Total Money Market Fund (Cost $4,120,724)		4,120,724

	Principal Amount°

SHORT-TERM INVESTMENT–3.46%
≠Discounted Commercial Paper–3.46%
BNP Paribas New York Branch 0.20% 1/4/16	3,500,000	3,499,942

Total Short-Term Investment (Cost $3,499,942)		3,499,942

TOTAL VALUE OF SECURITIES–104.25% (Cost $93,002,836)	105,423,388
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(4.25%)	(4,298,358)

NET ASSETS APPLICABLE TO 6,909,349 SHARES OUTSTANDING–100.00%	$ 101,125,030

NET ASSET VALUE PER SHARE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND STANDARD CLASS ($ 91,927,932 / 6,293,645 Shares)	$14.606

NET ASSET VALUE PER SHARE–LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND SERVICE CLASS ($ 9,197,098 / 615,704 Shares)	$14.938

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$ 84,888,879
Distributions in excess of net investment income	(59,687)
Accumulated net realized gain on investments	3,900,978
Net unrealized appreciation of investments and derivatives	12,394,860

Total net assets	$101,125,030

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $5,208,376, which represents 5.15% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

*	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«

Includes $53,050 foreign currencies collateral held at broker for futures contracts, $10,146 cash collateral due to broker for futures contracts, $46,267 cash collateral held at broker for swap contracts, $14,485 foreign currencies collateral held at broker for swap contracts, $57,827 due from manager and affiliates, $24,436 expense receivable from Lincoln Investment Advisors Corporation, $5,590,801 payable for securities purchased and $9,774 payable for fund shares redeemed as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $1,459,725, which represents 1.44% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

¿

PassThrough Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

LVIP Delaware Foundation® Moderate Allocation Fund—29

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $61,382, which represents 0.06% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

º	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2015.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(77,041)	USD	55,115	1/29/16	$(953)
BAML	CAD	(109,265)	USD	78,280	1/29/16	(677)
BAML	EUR	75,974	USD	(82,680)	1/29/16	(59)
BAML	NZD	(150,161)	USD	101,165	1/29/16	(1,336)
BNP	AUD	485	USD	(347)	1/29/16	6
BNP	MXN	(160,103)	USD	9,328	1/29/16	59
BNP	NOK	(365,115)	USD	41,463	1/29/16	164
HSBC	GBP	(26,421)	USD	39,364	1/29/16	410
JPMC	KRW	(65,187,280)	USD	55,295	1/29/16	(141)
JPMC	PLN	(26,137)	USD	6,691	1/29/16	33
JPMC	SEK	(152,412)	USD	17,861	1/29/16	(205)
TD	CAD	(30,445)	USD	21,858	1/29/16	(143)
TD	JPY	(1,839,899)	USD	15,178	1/29/16	(138)
TD	MXN	1,091,127	USD	(63,539)	1/29/16	(363)
UBS	INR	543,566	USD	(8,165)	1/29/16	4

						$(3,339)

LVIP Delaware Foundation® Moderate Allocation Fund—30

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(18)	E-mini S&P 500 Index	$(1,820,726)	$(1,831,860)	3/19/16	$(11,134)
9	Euro-Bund	1,563,117	1,544,505	3/9/16	(18,612)
(2)	U.S. Treasury 5 yr Notes	(237,072)	(236,641)	4/1/16	431
(13)	U.S. Treasury 10 yr Notes	(1,637,536)	(1,636,781)	3/22/16	755
9	U.S. Treasury Long Bonds	1,380,614	1,383,750	3/22/16	3,136

					$(25,424)

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]		Annual Protection Payments	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased:
ICE	JPMC - CDX.NA.HY.25[3]		205,000	5.00%	12/20/20	$(4,307)	$1,990
ICE	JPMC - CDX.NA.HY.25[3]		210,000	5.00%	12/20/20	(4,935)	2,561
ICE	JPMC - CDX.NA.HY.25[3]		210,000	5.00%	12/20/20	731	(3,105)
ICE	JPMC - CDX.NA.HY.25[3]		215,000	5.00%	12/20/20	(4,833)	2,403
ICE	MSC - iTraxx® Europe Crossover Series 24[4]	EUR	140,000	5.00%	12/20/20	(13,020)	560
JPMC	CDX.EM.24[5]		215,600	1.00%	12/20/20	22,085	1,928
JPMC	People’s Republic of China/7.50% 10/28/27 Aa3		86,000	1.00%	9/20/20	161	27

							$6,364

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

3Markit’s CDX.NA.HY Index, is composed of one hundred (100) of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

4Markit’s iTraxx® Europe Crossover Series is composed of up to fifty (50) European entities with non-investment grade credit ratings that trade in the CDS market.

5Markit’s CDX.EM Index is composed of fourteen sovereign issuers from the following regions: Latin America, Middle East, Eastern Europe, Africa and Asia.

LVIP Delaware Foundation® Moderate Allocation Fund—31

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNP–BNP Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CDS–Credit Default Swap

CDX.EM–Credit Default Swap Index Emerging Markets

CDX.NA.HY–Credit Default Swap Index North America High Yield

CITI–Citigroup Global Securities

CSFB–Credit Suisse First Boston

CVA–Dutch Certificate

DB–Deutsche Bank

EAFE–Europe Australasia Far East

ETF–Exchange-Traded Fund

EUR–Euro

GBP–British Pound Sterling

GDR–Global Depositary Receipt

GE–General Electric

GNMA–Government National Mortgage Association

GS–Goldman Sachs

GSMPS–Goldman Sachs Reperforming Mortgage Securities

HSBC–Hong Kong Shanghai Bank

ICE–IntercontinentalExchange, Inc.

IDR–Indonesian Rupiah

INR–Indian Rupee

IT–Information Technology

JPMBB–JPMorgan Barclays Bank

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LB–Lehman Brothers

MASTR–Mortgage Asset Securitization Transactions, Inc.

MSC–Morgan Stanley Capital

MXN–Mexican Peso

NOK–Norwegian Krone

NVDR–Non-Voting Depositary Receipt

NZD–New Zealand Dollar

PLN–Polish

Zloty RBS–Royal Bank of Scotland

REIT–Real Estate Investment Trust

REMIC–Real Estate Mortgage Investment Conduit

SEK–Swedish Krona

S.F.–Single Family

TBA–To be announced

TD–Toronto Dominion Securities

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–32

LVIP Delaware Foundation® Moderate Allocation Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$1,389,750
Interest	1,369,383
Foreign tax withheld	(56,241)

2,702,892

EXPENSES:
Management fees	803,787
Pricing fees	80,126
Professional fees	69,312
Custodian fees	48,429
Reports and statements to shareholders	33,641
Accounting and administration expenses	25,489
Distribution fees-Service Class	21,280
Trustees’ fees and expenses	2,597
Consulting fees	1,781
Other	1,335

1,087,777
Less management fees waived	(107,172)
Less expenses reimbursed	(176,972)

Total operating expenses	803,633

NET INVESTMENT INCOME	1,899,259

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	5,397,809
Foreign currencies	(224,851)
Foreign currency exchange contracts	47,699
Futures contracts	(14,293)
Options purchased	(14,684)
Swap contracts	(5,585)

Net realized gain	5,186,095

Net change in unrealized appreciation (depreciation) of:
Investments	(8,189,204)
Foreign currencies	9,552
Foreign currency exchange contracts	(20,630)
Futures contracts	(5,822)
Swap contracts	4,821

Net change in unrealized appreciation (depreciation)	(8,201,283)

NET REALIZED AND UNREALIZED LOSS	(3,015,188)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,115,929)

*Includes $315 currency taxes paid.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,899,259	$2,210,417
Net realized gain	5,186,095	4,482,980
Net change in unrealized appreciation (depreciation)	(8,201,283)	(1,658,298)

Net increase (decrease) in net assets resulting from operations	(1,115,929)	5,035,099

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,068,207)	(2,081,254)
Service Class	(176,440)	(129,702)
Net realized gain:
Standard Class	(3,109,087)	(4,125,994)
Service Class	(272,229)	(277,663)

	(5,625,963)	(6,614,613)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,958,735	12,369,489
Service Class	2,491,528	2,344,417
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,177,294	6,207,248
Service Class	448,669	407,365

	19,076,226	21,328,519

Cost of shares redeemed:
Standard Class	(20,538,221)	(18,068,483)
Service Class	(681,809)	(306,782)

	(21,220,030)	(18,375,265)

Increase (decrease) in net assets derived from capital share transactions	(2,143,804)	2,953,254

NET INCREASE (DECREASE) IN NET ASSETS	(8,885,696)	1,373,740
NET ASSETS:
Beginning of year	110,010,726	108,636,986

End of year	$101,125,030	$110,010,726

Undistributed (distributions in excess of) net investment income	$(59,687)	$116,608

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund—33

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Standard Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.631	$15.878	$14.477	$13.334	$13.650

Income (loss) from investment operations:
Net investment income[1]	0.281	0.325	0.295	0.303	0.320
Net realized and unrealized gain (loss)	(0.468)	0.409	1.746	1.199	(0.286)

Total from investment operations	(0.187)	0.734	2.041	1.502	0.034

Less dividends and distributions from:
Net investment income	(0.336)	(0.325)	(0.290)	(0.339)	(0.350)
Net realized gain	(0.502)	(0.656)	(0.350)	(0.020)	—

Total dividends and distributions	(0.838)	(0.981)	(0.640)	(0.359)	(0.350)

Net asset value, end of period	$14.606	$15.631	$15.878	$14.477	$13.334

Total return[2]	(1.15%)	4.63%	14.24%	11.30%	0.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,928	$102,477	$103,403	$89,494	$112,260
Ratio of expenses to average net assets	0.73%	0.73%	0.73%	0.73%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.94%	1.00%	1.00%	0.97%
Ratio of net investment income to average net assets	1.79%	2.01%	1.92%	2.15%	2.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.52%	1.80%	1.65%	1.88%	2.07%
Portfolio turnover	124%	117%	163%	161%	143%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–34

LVIP Delaware Foundation® Moderate Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Foundation® Moderate Allocation Fund Service Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.966	$16.198	$14.761	$13.589	$13.905

Income (loss) from investment operations:
Net investment income[1]	0.246	0.290	0.262	0.274	0.289
Net realized and unrealized gain (loss)	(0.476)	0.418	1.777	1.221	(0.289)

Total from investment operations	(0.230)	0.708	2.039	1.495	—

Less dividends and distributions from:
Net investment income	(0.296)	(0.284)	(0.252)	(0.303)	(0.316)
Net realized gain	(0.502)	(0.656)	(0.350)	(0.020)	—

Total dividends and distributions	(0.798)	(0.940)	(0.602)	(0.323)	(0.316)

Net asset value, end of period	$14.938	$15.966	$16.198	$14.761	$13.589

Total return[2]	(1.39% )	4.38%	13.96%	11.03%	0.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,197	$7,534	$5,234	$2,665	$1,047
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.25%	1.19%	1.25%	1.25%	1.22%
Ratio of net investment income to average net assets	1.54%	1.76%	1.67%	1.90%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	1.55%	1.40%	1.63%	1.82%
Portfolio turnover	124%	117%	163%	161%	143%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–35

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Foundation® Moderate Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement

LVIP Delaware Foundation® Moderate Allocation Fund–36

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates is included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, both types of changes in gain (loss) are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $265 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.73% of average daily net assets for the Standard Class and 0.98% for the Service Class. The agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of Board and LIAC.

Delaware Investments Fund Advisers (“DIFA”) (the “Sub-Adviser”), a series of Delaware Management Business Trust, and its affiliate, Jackson Square Partners, LLC (“JSP”), are responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA and JSP a fee based on the Fund’s average daily net assets.

LVIP Delaware Foundation® Moderate Allocation Fund–37

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$4,638
Legal	1,292

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,180 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to a distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$24,436
Management fees payable to LIAC	55,908
Distribution fees payable to LFD	1,919

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $242,956 and securities sales of $208,810.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$90,014,603
Purchases of U.S. government securities	39,473,222
Sales other than U.S. government securities	101,611,703
Sales of U.S. government securities	35,018,909

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$94,132,994

Aggregate unrealized appreciation	$18,008,931
Aggregate unrealized depreciation	(6,718,537)

Net unrealized appreciation	$11,290,394

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Delaware Foundation® Moderate Allocation Fund–38

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$981,885	$—	$—	$981,885
Air Freight & Logistics	102,779	—	—	102,779
Auto Components	363,562	—	—	363,562
Automobiles	73,268	—	—	73,268
Banks	1,460,310	37,216	—	1,497,526
Beverages	131,894	—	—	131,894
Biotechnology	1,993,921	—	—	1,993,921
Building Products	106,035	—	—	106,035
Capital Markets	751,391	—	—	751,391
Chemicals	596,758	—	—	596,758
Commercial Services & Supplies	449,435	—	—	449,435
Communications Equipment	1,024,687	—	—	1,024,687
Construction & Engineering	89,519	—	—	89,519
Consumer Finance	75,789	—	—	75,789
Containers & Packaging	56,249	—	—	56,249
Diversified Financial Services	371,833	—	—	371,833
Diversified Telecommunication Services	789,978	—	—	789,978
Electric Utilities	325,305	—	—	325,305
Electrical Equipment	43,714	—	—	43,714
Electronic Equipment, Instruments & Components	47,983	—	—	47,983
Energy Equipment & Services	340,849	—	—	340,849
Food & Staples Retailing	918,654	—	—	918,654
Food Products	865,045	—	—	865,045
Gas Utilities	16,111	—	—	16,111
Health Care Equipment & Supplies	420,325	40,748	—	461,073
Health Care Providers & Services	1,237,644	—	—	1,237,644
Hotels, Restaurants & Leisure	333,231	—	—	333,231
Household Durables	55,406	—	—	55,406
Household Products	204,533	—	—	204,533
Industrial Conglomerates	184,408	—	—	184,408
Insurance	888,625	90,361	—	978,986
Internet & Catalog Retail	749,027	—	—	749,027
Internet Software & Services	1,833,492	—	—	1,833,492
IT Services	1,958,499	—	—	1,958,499
Leisure Products	40,107	—	—	40,107

LVIP Delaware Foundation® Moderate Allocation Fund–39

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Life Sciences Tools & Services	$114,899	$—	$—	$114,899
Machinery	318,627	—	—	318,627
Media	477,867	—	—	477,867
Metals & Mining	109,957	—	—	109,957
Multiline Retail	49,810	—	—	49,810
Multi-Utilities	57,234	—	—	57,234
Oil, Gas & Consumable Fuels	1,320,044	—	—	1,320,044
Paper & Forest Products	87,661	—	—	87,661
Pharmaceuticals	2,182,876	—	—	2,182,876
Professional Services	245,190	—	—	245,190
Real Estate Investment Trusts	3,044,347	—	—	3,044,347
Road & Rail	141,781	—	—	141,781
Semiconductors & Semiconductor Equipment	806,704	—	—	806,704
Software	1,903,768	—	—	1,903,768
Specialty Retail	716,696	—	—	716,696
Technology Hardware, Storage & Peripherals	342,016	—	—	342,016
Textiles, Apparel & Luxury Goods	158,195	—	—	158,195
Trading Companies & Distributors	54,257	—	—	54,257
Developed Markets
Aerospace & Defense	—	165,903	—	165,903
Air Freight & Logistics	—	271,877	—	271,877
Airlines	—	66,506	—	66,506
Auto Components	—	187,241	—	187,241
Automobiles	—	594,163	—	594,163
Banks	230,365	1,174,927	—	1,405,292
Beverages	—	397,634	—	397,634
Construction & Engineering	—	298,091	—	298,091
Containers & Packaging	—	262,260	—	262,260
Diversified Telecommunication Services	—	431,712	—	431,712
Energy Equipment & Services	—	101,774	—	101,774
Food & Staples Retailing	—	138,853	—	138,853
Food Products	—	310,059	—	310,059
Household Durables	—	232,771	—	232,771
Industrial Conglomerates	—	231,852	—	231,852
Insurance	—	306,283	—	306,283
IT Services	350,866	—	—	350,866
Life Sciences Tools & Services	60,606	—	—	60,606
Media	—	93,422	—	93,422
Metals & Mining	61,375	130,237	—	191,612
Multi-Utilities	—	126,914	—	126,914
Oil, Gas & Consumable Fuels	147,118	146,144	—	293,262
Pharmaceuticals	1,082,490	963,351	—	2,045,841
Professional Services	—	361,307	—	361,307
Road & Rail	—	298,117	—	298,117
Software	—	179,646	—	179,646
Specialty Retail	—	230,101	—	230,101
Textiles, Apparel & Luxury Goods	—	442,705	—	442,705
Tobacco	—	290,027	—	290,027
Trading Companies & Distributors	—	352,892	—	352,892
Wireless Telecommunication Services	—	216,380	—	216,380
Emerging Markets
Airlines	8,710	—	—	8,710
Automobiles	—	108,410	—	108,410
Banks	357,366	485,492	—	842,858
Beverages	144,905	216,389	—	361,294
Building Products	—	116,529	—	116,529

LVIP Delaware Foundation® Moderate Allocation Fund–40

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Chemicals	$111,943	$—	$—	$111,943
Construction Materials	61,292	143,330	—	204,622
Diversified Financial Services	—	94,495	—	94,495
Diversified Telecommunication Services	122,120	—	—	122,120
Electronic Equipment, Instruments & Components	53,046	142,938	—	195,984
Food & Staples Retailing	81,388	—	—	81,388
Food Products	54,451	329,994	—	384,445
Hotels, Restaurants & Leisure	—	23,636	—	23,636
Insurance	—	99,135	—	99,135
Internet & Catalog Retail	31,644	—	—	31,644
Internet Software & Services	746,287	165,851	—	912,138
IT Services	50,216	—	—	50,216
Media	146,934	—	—	146,934
Metals & Mining	24,834	18,092	—	42,926
Multiline Retail	—	65,512	—	65,512
Oil, Gas & Consumable Fuels	664,975	181,909	—	846,884
Paper & Forest Products	—	31,122	—	31,122
Personal Products	86,055	—	—	86,055
Real Estate Management & Development	—	34,240	—	34,240
Semiconductors & Semiconductor Equipment	93,275	217,236	—	310,511
Technology Hardware, Storage & Peripherals	—	447,053	—	447,053
Transportation Infrastructure	3,880	—	—	3,880
Wireless Telecommunication Services	680,878	278,571	—	959,449
Convertible Preferred Stock	78,258	38,506	—	116,764
Exchange-Traded Funds	8,435,266	—	—	8,435,266
Preferred Stock	24,895	164,228	—	189,123
Agency Asset-Backed Security	—	238	—	238
Agency Collateralized Mortgage Obligations	—	823,029	—	823,029
Agency Mortgage-Backed Securities	—	9,628,798	—	9,628,798
Commercial Mortgage-Backed Securities	—	2,425,180	—	2,425,180
Convertible Bonds	—	453,642	—	453,642
Corporate Bonds	—	11,617,167	—	11,617,167
Municipal Bonds	—	41,933	—	41,933
Non-Agency Asset-Backed Securities	—	1,805,620	—	1,805,620
Non-Agency Collateralized Mortgage Obligations	—	235,273	—	235,273
Regional Bonds	—	84,483	—	84,483
Senior Secured Loans	—	3,391,817	61,920	3,453,737
Sovereign Bonds	—	499,004	—	499,004
Supranational Banks	—	72,120	—	72,120
U.S. Treasury Obligations	—	8,078,704	—	8,078,704
Right	34	—	—	34
Money Market Fund	4,120,724	—	—	4,120,724
Short-Term Investments	—	3,499,942	—	3,499,942

Total	$50,130,376	$55,231,092	$61,920	$105,423,388

Foreign Currency Exchange Contracts	$—	$(3,339)	$—	$(3,339)

Futures Contracts	$(25,424)	$—	$—	$(25,424)

Swap Contracts	$—	$6,364	$—	$6,364

As a result of utilizing international fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close

LVIP Delaware Foundation® Moderate Allocation Fund–41

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

3. Investments (continued)

of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$2,244,647	$2,995,892
Long-term capital gains	3,381,316	3,618,721

Total	$5,625,963	$6,614,613

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$84,888,879
Undistributed ordinary income	13,806
Undistributed long-term capital gains	4,933,768
Straddle losses deferred	(67)
Net unrealized appreciation	11,288,644

Net assets	$101,125,030

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, contingent payment debt instruments, passive foreign investment companies (PFIC), mark-to-market of futures contracts and foreign currency contracts, CDS contracts and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to market discount and premium on certain debt instruments, tax treatment of gain (loss) on foreign currency transactions, return of capital on investments, PFICs, contingent payment debt instruments, CDS contracts, redesignation of dividends and distributions, foreign capital gains taxes and paydown gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$169,093	$(169,093)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	695,505	765,551
Service Class	156,651	142,247
Shares issued upon reinvestment of dividends and distributions:
Standard Class	352,969	391,596
Service Class	29,956	25,190

	1,235,081	1,324,584

Shares redeemed:
Standard Class	(1,310,869)	(1,113,636)
Service Class	(42,770)	(18,698)

	(1,353,639)	(1,132,334)

Net increase (decrease)	(118,558)	192,250

LVIP Delaware Foundation® Moderate Allocation Fund–42

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2015, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

There were no transactions in options written during the year ended December 31, 2015.

Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.

LVIP Delaware Foundation® Moderate Allocation Fund–43

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

During the year ended December 31, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty. At December 31, 2015, net unrealized appreciation of CDS contracts was $6,364. If a credit event had occurred for all open swap transactions where collateral posting was required as of December 31, 2015, the Fund would have received $1,141,600 and EUR 140,000 less the value of the contracts related reference obligations.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its positions in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$676	Liabilities net of receivables and other assets	$(4,015)
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(11,134)
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	4,322	Liabilities net of receivables and other assets	(18,612)
Credit contracts (Swap contracts)	Liabilities net of receivables and other assets	9,469	Liabilities net of receivables and other assets	(3,105)

Total		$14,467		$(36,866)

LVIP Delaware Foundation® Moderate Allocation Fund–44

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 47,699	$(20,630)
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	136,373	11,746
Interest rate contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(150,666)	(17,568)
Interest rate contracts (Options purchased)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(14,684)	—
Credit contracts (Swap contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(5,585)	4,821

Total		$13,137	$(21,631)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	107,271	USD	646,883
Futures contracts (average notional value)	USD	3,425,266	USD	2,067,817
Options contracts (average notional value)	USD	1,170	USD	—
CDS contracts (average notional value)*	EUR	95,238	EUR	—
	USD	357,116	USD	—

*Asset represents buying protection and liability represents selling protection.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP Delaware Foundation® Moderate Allocation Fund–45

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2015 , the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$—	$(3,025)	$(3,025)
BNP Paribas	229	—	229
Hong Kong Shanghai Bank	410	—	410
JPMorgan Chase Bank	13,824	(33,197)	(19,373)
Toronto Dominion Bank	—	(644)	(644)
Union Bank of Switzerland	4	—	4

Total	$14,467	$(36,866)	$(22,399)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount[a]
Bank of America Merrill Lynch	$(3,025)	$—	$—	$—	$—	$(3,025)
BNP Paribas	229	—	—	—	—	229
Hong Kong Shanghai Bank	410	—	—	—	—	410
JPMorgan Chase Bank	(19,373)	—	—	—	19,373	—
Toronto Dominion Bank	(644)	—	—	—	—	(644)
Union Bank of Switzerland	4	—	—	—	—	4

Total	$(22,399)	$—	$—	$—	$19,373	$(3,026)

aNet amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard and Poor’s Financial Services LLC and/or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely effected by changes in interest rates and shifts in market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material

LVIP Delaware Foundation® Moderate Allocation Fund–46

LVIP Delaware Foundation® Moderate Allocation Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

adverse effect on the a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Foundation® Moderate Allocation Fund–47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Foundation® Moderate Allocation Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Foundation® Moderate Allocation Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Delaware Foundation® Moderate Allocation Fund–48

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
60.10%	39.90%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. The Board noted that the investment

LVIP Delaware Foundation® Moderate Allocation Fund–49

LVIP Delaware Foundation® Moderate Allocation Fund

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group and were above the median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Delaware Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage, risk management and compliance matters.

The Board noted that Jackson Square Partners, a newly formed affiliate of Delaware, was approved in September 2014 as a subadviser for the Focus Growth sleeve of the Fund.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate Composite). The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and above the benchmark index for the one, three and five year periods and below the median return of the Morningstar peer group and the benchmark index for the ten year period. The Board considered that LIAC would continue to monitor performance. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Foundation® Moderate Allocation Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A
Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012

Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company

				N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011

Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company

				N/A	N/A

LVIP Delaware Foundation® Moderate Allocation Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A
Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A
Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Foundation® Moderate Allocation Fund–53

LVIP Dimensional U.S. Core Equity 1 Fund (formerly LVIP Delaware Growth and Income Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Dimensional U.S. Core Equity 1 Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (2.00%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 3000® Index1, returned 0.48%.

Delaware Investments Managed the Fund for the period January 1, 2015 – April 30, 2015.

The Commerce Department released a revised first quarter gross domestic product (GDP) figure which showed an advance of 0.6%. The impact of lower energy prices and a stronger dollar have been a headwind to U.S. economic performance, however other economic indicators are positive and the unemployment rate continues to decline, now to 5.4%. The domestic economy seems strong and supportive of the current market environment.

During the period, the strongest sectors in the benchmark were communications services, healthcare, and technology. The transportation, utilities, and consumer services sectors performed the weakest during the period. Growth stocks outperformed value stocks during the period with the Russell 1000® Growth Index2 returning 4.36% and the Russell 1000® Value Index3 gaining 0.21%.

On the negative side, stock selection in the healthcare, energy, and communications services sectors detracted from relative returns. Stock selection in the basic materials, consumer discretionary, and finance sectors had a positive effect on relative performance.

During the period, the Fund’s overweight allocation to railroad company Union Pacific detracted. Within the Real Estate Investment Trust (REIT) sector, shares of Host Hotels & Resorts detracted. In the consumer staples sector, household products company Procter & Gamble detracted.

The Fund’s overweight allocation to salesforce.com was a positive contributor during the period, however, stock selection in the technology sector detracted. While the healthcare sector declined, the Fund’s position in health benefits company UnitedHealth Group was a top contributor. In the consumer discretionary sector, Urban Outfitters, was a top contributor.

At the end of the period, the Fund’s largest overweight sectors were capital goods, transportation, and healthcare. The Fund ended the period with the largest underweights to the technology, consumer services, and media sectors.

Delaware Investments Fund Advisers

Dimensional Fund Advisors Managed the Fund for the period May 1, 2015 – December 31, 2015.

The US market posted negative returns for the period from May 1, 2015, through December 31, 2015, but outperformed both developed ex US and emerging markets. The US market, as represented by the Russell 3000® Index, had a return of (1.7%), as compared to (9.6%) for the MSCI World ex USA IMI4 (net dividends), and (22.0%) for the MSCI Emerging Markets IMI5 (net dividends). Along the market capitalization dimension, small-cap stocks (Russell 2000® Index6) underperformed large–cap stocks (Russell 1000® Index7) by 4.6% for the period. Along the relative price dimension, large-cap value stocks (Russell 1000® Value Index) underperformed growth stocks (Russell 1000® Growth Index) by 5.3%, and small-cap value stocks (Russell 2000® Value Index8) underperformed small cap growth stocks (Russell 2000® Growth Index9) by 2.6%.

The Fund has a lesser allocation than the Russell 3000® Index to large-cap stocks, which was the primary contributor to the Fund’s underperformance over the period. Compared to the Index, the Fund has a greater allocation to deeper value stocks, defined as those stocks with lower price-to-book ratios. The Fund’s greater relative exposure to value stocks was a secondary source of underperformance over the period.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the US market with a particular emphasis toward small-cap stocks, value stocks, and stocks with greater profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in US equities rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund.

Joseph H. Chi

Jed S. Fogdall

Henry F. Gray

Bhanu P. Singh

Dimensional Fund Advisors

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional U.S. Core Equity 1 Fund–1

LVIP Dimensional U.S. Core Equity 1 Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,600. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $20,333. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective 5/1/15, the primary benchmark for the LVIP Dimensional U.S. Core Equity 1 Fund changed from the Russell 1000® Index due to changes in the Fund’s sub-adviser and investment strategy. For comparison the same $10,000 investment from the same period of time for the Russell 1000® Index would have increased to $20,427.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	2.00%
Five Years	+	11.52%
Ten Years	+	6.40%
Service Class Shares
One Year	–	2.34%
Five Years	+	11.13%
Ten Years	+	6.05%
1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

2.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

4.

The MSCI World ex USA Investable Market Index (IMI) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

7.	The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

8.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

9.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Dimensional U.S. Core Equity 1 Fund–2

LVIP Dimensional U.S. Core Equity 1 Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$967.00	0.40%	$1.98
Service Class Shares	1,000.00	965.30	0.75%	3.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.19	0.40%	$2.04
Service Class Shares	1,000.00	1,021.42	0.75%	3.82

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 1 Fund–3

LVIP Dimensional U.S. Core Equity 1 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.66%
Aerospace & Defense	2.81%
Air Freight & Logistics	0.65%
Airlines	0.88%
Auto Components	0.85%
Automobiles	0.65%
Banks	6.18%
Beverages	1.86%
Biotechnology	3.07%
Building Products	0.46%
Capital Markets	1.91%
Chemicals	2.67%
Commercial Services & Supplies	1.26%
Communications Equipment	1.31%
Construction & Engineering	0.38%
Construction Materials	0.16%
Consumer Finance	0.98%
Containers & Packaging	0.83%
Distributors	0.19%
Diversified Consumer Services	0.28%
Diversified Financial Services	1.34%
Diversified Telecommunication Services	1.92%
Electric Utilities	1.44%
Electrical Equipment	0.68%
Electronic Equipment, Instruments & Components	1.19%
Energy Equipment & Services	1.08%
Food & Staples Retailing	1.86%
Food Products	1.73%
Gas Utilities	0.50%
Health Care Equipment & Supplies	1.92%
Health Care Providers & Services	3.03%
Health Care Technology	0.19%
Hotels, Restaurants & Leisure	2.72%
Household Durables	0.88%
Household Products	1.34%
Independent Power & Renewable Electricity Producers	0.18%
Industrial Conglomerates	1.25%
Insurance	3.69%
Internet & Catalog Retail	1.68%
Internet Software & Services	2.26%
IT Services	3.97%
Leisure Products	0.24%
Life Sciences Tools & Services	0.78%
Machinery	2.48%
Marine	0.05%

Security Type/Sector	Percentage of Net Assets
Media	3.27%
Metals & Mining	0.58%
Multiline Retail	0.69%
Multi-Utilities	1.03%
Oil, Gas & Consumable Fuels	4.84%
Paper & Forest Products	0.23%
Personal Products	0.26%
Pharmaceuticals	3.51%
Professional Services	0.71%
Real Estate Management & Development	0.24%
Road & Rail	1.08%
Semiconductors & Semiconductor Equipment	2.91%
Software	3.83%
Specialty Retail	3.55%
Technology Hardware, Storage & Peripherals	3.80%
Textiles, Apparel & Luxury Goods	1.05%
Thrifts & Mortgage Finance	0.34%
Tobacco	1.15%
Trading Companies & Distributors	0.46%
Transportation Infrastructure	0.01%
Water Utilities	0.15%
Wireless Telecommunication Services	0.19%
Money Market Fund	0.14%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	2.98%
Microsoft	1.48%
Exxon Mobil	1.29%
Amazon.com	1.06%
Johnson & Johnson	1.02%
Wells Fargo	0.96%
Intel	0.93%
JPMorgan Chase	0.91%
Verizon Communications	0.91%
Home Depot	0.81%
Total	12.35%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 1 Fund–4

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.66%
Aerospace & Defense–2.81%
AAR	6,789	$178,483
†Aerojet Rocketdyne Holdings	9,478	148,425
†Aerovironment	2,215	65,276
†Astronics	2,505	101,979
†Astronics Class B	375	15,244
B/E Aerospace	6,033	255,618
Boeing	37,923	5,483,287
BWX Technologies	11,734	372,789
Cubic	3,873	182,999
Curtiss-Wright	6,659	456,141
†DigitalGlobe	10,882	170,412
†Ducommun	1,600	25,952
†Esterline Technologies	4,509	365,229
General Dynamics	13,232	1,817,548
HEICO	3,473	188,792
HEICO Class A	4,578	225,238
Hexcel	12,095	561,813
Honeywell International	36,684	3,799,362
Huntington Ingalls Industries	7,025	891,121
†KLX	6,809	209,649
†Kratos Defense & Security Solutions	5,182	21,246
L-3 Communications Holdings	5,786	691,485
Lockheed Martin	15,708	3,410,992
†Moog Class A	5,219	316,271
Northrop Grumman	9,036	1,706,087
Orbital ATK	8,921	797,002
Precision Castparts	7,519	1,744,483
Raytheon	13,074	1,628,105
Rockwell Collins	11,575	1,068,373
†Spirit AeroSystems Holdings Class A	7,938	397,456
†Teledyne Technologies	4,923	436,670
Textron	22,144	930,269
†TransDigm Group	3,095	707,053
Triumph Group	6,690	265,927
United Technologies	41,853	4,020,818

		33,657,594

Air Freight & Logistics–0.65%
†Air Transport Services Group	11,784	118,783
†Atlas Air Worldwide Holdings	3,789	156,637
†Echo Global Logistics	2,584	52,688
Expeditors International of Washington	11,713	528,256
FedEx	11,653	1,736,180
Forward Air	3,352	144,170
†Hub Group Class A	4,075	134,271
Park-Ohio Holdings	801	29,461
Robinson (C.H.) Worldwide	11,156	691,895
United Parcel Service Class B	39,912	3,840,732
†UTi Worldwide	7,989	56,163
†XPO Logistics	9,607	261,791

		7,751,027

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Airlines–0.88%
Alaska Air Group	16,423	$1,322,216
Allegiant Travel	2,149	360,667
American Airlines Group	40,394	1,710,686
Copa Holdings Class A	4,803	231,793
Delta Air Lines	46,387	2,351,357
†Hawaiian Holdings	9,950	351,533
†JetBlue Airways	30,530	691,505
†Republic Airways Holdings	4,656	18,298
SkyWest	6,659	126,654
Southwest Airlines	39,453	1,698,846
†Spirit Airlines	10,860	432,771
†United Continental Holdings	21,708	1,243,868

		10,540,194

Auto Components–0.85%
†American Axle & Manufacturing Holdings	8,555	162,032
Autoliv	7,240	903,335
BorgWarner	18,858	815,231
Cooper Tire & Rubber	10,762	407,342
†Cooper-Standard Holding	1,676	130,041
Dana Holding	30,421	419,810
Delphi Automotive	16,408	1,406,658
Drew Industries	3,305	201,241
†Federal-Mogul Holdings Class A	11,461	78,508
†Fox Factory Holding	4,534	74,947
Gentex	35,564	569,380
†Gentherm	4,875	231,075
Goodyear Tire & Rubber	38,344	1,252,698
†Horizon Global	2,190	22,710
Johnson Controls	25,800	1,018,842
Lear	6,985	857,968
†Modine Manufacturing	8,303	75,142
†Motorcar Parts of America	2,029	68,600
Standard Motor Products	2,906	110,573
†Stoneridge	332	4,914
Superior Industries International	3,283	60,473
†Tenneco	8,836	405,661
Tower International	2,043	58,368
†Visteon	6,978	798,981

		10,134,530

Automobiles–0.65%
Ford Motor	270,509	3,811,472
General Motors	71,065	2,416,921
Harley-Davidson	15,921	722,654
†Tesla Motors	1,590	381,616
Thor Industries	6,373	357,844
Winnebago Industries	2,781	55,342

		7,745,849

Banks–6.18%
1st Source	1,566	48,342

LVIP Dimensional U.S. Core Equity 1 Fund–5

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Ameris Bancorp	3,331	$113,221
Arrow Financial	432	11,737
Associated Banc-Corp	18,807	352,631
†Bancorp	1,514	9,644
BancorpSouth	15,238	365,560
Bank of America	444,495	7,480,851
Bank of Hawaii	6,284	395,264
Bank of the Ozarks	9,112	450,679
BankUnited	12,610	454,717
Banner	3,101	142,212
BB&T	33,256	1,257,409
BBCN Bancorp	12,568	216,421
Berkshire Hills Bancorp	5,646	164,355
BNC Bancorp	2,712	68,831
BOK Financial	5,855	350,070
Boston Private Financial Holdings	14,301	162,173
Bryn Mawr Bank	2,262	64,965
Capital Bank Financial	4,655	148,867
Cardinal Financial	3,968	90,272
Cathay General Bancorp	11,084	347,262
CenterState Banks of Florida	1,100	17,215
Central Pacific Financial	5,001	110,122
Chemical Financial	4,839	165,832
CIT Group	10,255	407,123
Citigroup	127,506	6,598,435
City Holding	2,841	129,663
CoBiz Financial	3,260	43,749
Columbia Banking System	8,265	268,695
Comerica	9,594	401,317
Commerce Bancshares	13,947	593,312
Community Bank System	7,530	300,748
Community Trust Bancorp	500	17,480
ConnectOne Bancorp	1,620	30,278
Cullen/Frost Bankers	6,810	408,600
†Customers Bancorp	3,657	99,544
CVB Financial	12,226	206,864
†Eagle Bancorp	3,224	162,715
East West Bancorp	14,663	609,394
Enterprise Financial Services	1,140	32,319
Fidelity Southern	1,205	26,884
Fifth Third Bancorp	51,658	1,038,326
†First BanCorp (Puerto Rico)	32,583	105,895
First Busey	1,480	30,532
First Citizens BancShares Class A	710	183,301
First Commonwealth Financial	14,092	127,814
First Financial	880	29,894
First Financial Bancorp	9,348	168,918
First Horizon National	28,550	414,546
First Interstate BancSystem	3,666	106,571
First Merchants	5,490	139,556
First Midwest Bancorp	14,084	259,568
†First NBC Bank Holding	2,270	84,875

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
First Niagara Financial Group	40,123	$435,335
First of Long Island	800	24,000
First Republic Bank	13,071	863,470
FirstMerit	20,372	379,938
Flushing Financial	4,876	105,517
FNB	27,140	362,048
Fulton Financial	31,101	404,624
Glacier Bancorp	10,015	265,698
Great Southern Bancorp	946	42,816
Guaranty Bancorp	864	14,291
Hancock Holding	11,693	294,313
Hanmi Financial	4,000	94,880
Heartland Financial USA	2,604	81,661
Heritage Commerce	487	5,824
Heritage Financial	3,857	72,666
†Hilltop Holdings	14,415	277,056
Home BancShares	8,798	356,495
†HomeTrust Bancshares	901	18,245
Huntington Bancshares	74,523	824,224
IBERIABANK	5,668	312,137
@Independent Bank (Massachusetts)	3,374	156,958
Independent Bank Group	1,383	44,256
International Bancshares	10,063	258,619
Investors Bancorp	41,256	513,225
JPMorgan Chase	165,456	10,925,060
KeyCorp	52,742	695,667
Lakeland Bancorp	1,264	14,903
Lakeland Financial	1,868	87,086
LegacyTexas Financial Group	5,131	128,378
M&T Bank	5,523	669,277
MB Financial	11,712	379,117
Mercantile Bank	836	20,515
Metro Bancorp	1,229	38,566
National Bank Holdings Class A	3,323	71,012
National Penn Bancshares	21,224	261,692
NBT Bancorp	5,373	149,799
OFG Bancorp	4,091	29,946
Old National Bancorp	17,834	241,829
Opus Bank	370	13,679
†Pacific Premier Bancorp	700	14,875
PacWest Bancorp	9,159	394,753
Peoples Bancorp	481	9,062
People’s United Financial	36,478	589,120
Pinnacle Financial Partners	4,099	210,525
PNC Financial Services Group	22,539	2,148,192
Popular	12,693	359,720
Preferred Bank	230	7,595
PrivateBancorp	11,176	458,440
Prosperity Bancshares	7,549	361,295
Regions Financial	72,373	694,781
Renasant	4,837	166,441
S&T Bancorp	3,442	106,082

LVIP Dimensional U.S. Core Equity 1 Fund–6

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Sandy Spring Bancorp	3,312	$89,292
†Seacoast Banking Corp of Florida	1,194	17,886
ServisFirst Bancshares	80	3,802
†Signature Bank	2,593	397,688
Simmons First National Class A	1,273	65,381
South State	3,499	251,753
Southwest Bancorp	2,660	46,497
State Bank Financial	5,416	113,898
Sterling Bancorp	11,331	183,789
Stock Yards Bancorp	1,018	38,470
SunTrust Banks	23,145	991,532
†SVB Financial Group	4,498	534,812
Synovus Financial	16,288	527,405
Talmer Bancorp Class A	10,621	192,346
TCF Financial	27,139	383,203
†Texas Capital Bancshares	5,756	284,462
Tompkins Financial	654	36,729
TowneBank	6,489	135,425
TriCo Bancshares	416	11,415
Trustmark	10,322	237,819
U.S. Bancorp	73,174	3,122,335
UMB Financial	6,733	313,421
Umpqua Holdings	25,379	403,526
Union Bankshares	7,033	177,513
United Bankshares	10,311	381,404
United Community Banks	2,678	52,194
Univest Corp. of Pennsylvania	1,042	21,736
Valley National Bancorp	29,056	286,202
Washington Trust Bancorp	1,086	42,919
Webster Financial	11,063	411,433
Wells Fargo	211,575	11,501,217
WesBanco	729	21,885
Westamerica Bancorporation	2,893	135,248
†Western Alliance Bancorp	8,104	290,609
Wilshire Bancorp	10,111	116,782
Wintrust Financial	6,511	315,914
Yadkin Financial	3,834	96,502
Zions Bancorporation	12,323	336,418

		74,042,133

Beverages–1.86%
†Boston Beer Class A	1,347	271,973
Brown-Forman Class A	523	57,588
Brown-Forman Class B	6,886	683,642
Coca-Cola	186,990	8,033,090
Coca-Cola Bottling Consolidated	1,354	247,119
Coca-Cola Enterprises	19,755	972,736
Constellation Brands Class A	5,045	718,610
Dr Pepper Snapple Group	14,007	1,305,452
MGP Ingredients	1,497	38,847
Molson Coors Brewing Class B	10,132	951,597
†Monster Beverage	4,163	620,120

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Beverages (continued)
†National Beverage	552	$25,083
PepsiCo	83,267	8,320,039

		22,245,896

Biotechnology–3.07%
AbbVie	94,538	5,600,431
†ACADIA Pharmaceuticals	4,305	153,473
†Acorda Therapeutics	4,839	207,012
†Agios Pharmaceuticals	1,184	76,865
†Alexion Pharmaceuticals	4,714	899,195
†Alkermes	3,336	264,812
†Alnylam Pharmaceuticals	2,227	209,650
Amgen	29,424	4,776,398
†Anacor Pharmaceuticals	600	67,782
†Arrowhead Research	5,804	35,695
Baxalta	27,199	1,061,577
†Biogen	11,266	3,451,339
†BioMarin Pharmaceutical	4,032	422,392
†Bluebird Bio	2,058	132,165
†Celgene	37,622	4,505,611
†Cepheid	3,168	115,727
†Clovis Oncology	1,025	35,875
†Dyax	7,132	268,306
†Emergent BioSolutions	5,759	230,418
Gilead Sciences	88,005	8,905,226
†Halozyme Therapeutic	1,066	18,474
†Incyte	4,184	453,755
†Insys Therapeutics	2,779	79,563
†Intercept Pharmaceuticals	860	128,441
†Intrexon	4,373	131,846
†Ligand Pharmaceuticals Class B	2,498	270,833
†Medivation	12,620	610,051
†Myriad Genetics	6,072	262,068
†Neurocrine Biosciences	3,241	183,343
†Novavax	3,345	28,065
†OPKO Health	15,685	157,634
†Puma Biotechnology	1,218	95,491
†Regeneron Pharmaceuticals	3,070	1,666,611
†Sarepta Therapeutics	4,004	154,474
†Seattle Genetics	4,025	180,642
†Ultragenyx Pharmaceutical	900	100,962
†United Therapeutics	2,451	383,851
†Vertex Pharmaceuticals	3,876	487,717
†ZIOPHARM Oncology	709	5,892

		36,819,662

Building Products–0.46%
AAON	7,398	171,782
Allegion	3,626	239,026
†American Woodmark	2,433	194,591
Apogee Enterprises	3,439	149,631
†Armstrong World Industries	7,592	347,182

LVIP Dimensional U.S. Core Equity 1 Fund–7

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Building Products (continued)
†Builders FirstSource	12,418	$137,591
†Continental Building Products	6,258	109,265
Fortune Brands Home & Security	8,581	476,245
†Gibraltar Industries	3,900	99,216
Lennox International	4,524	565,048
Masco	22,402	633,977
†NCI Building Systems	6,362	78,952
†Nortek	596	25,998
Owens Corning	16,116	757,935
†Patrick Industries	2,808	122,148
†PGT	8,191	93,295
†Ply Gem Holdings	5,809	72,845
Quanex Building Products	4,360	90,906
Simpson Manufacturing	4,772	162,964
Smith (A.O.)	6,893	528,073
†Trex	4,106	156,192
Universal Forest Products	1,382	94,487
†USG	10,447	253,758

		5,561,107

Capital Markets–1.91%
†Affiliated Managers Group	4,373	698,630
Ameriprise Financial	7,597	808,473
Artisan Partners Asset Management	3,789	136,631
Bank of New York Mellon	47,295	1,949,500
BGC Partners Class A	1,900	18,639
BlackRock	3,799	1,293,635
Cohen & Steers	4,394	133,929
Diamond Hill Investment Group	152	28,728
†E*TRADE Financial	15,622	463,036
Eaton Vance	17,005	551,472
Evercore Partners Class A	5,155	278,731
Federated Investors Class B	13,518	387,291
Franklin Resources	21,004	773,367
Goldman Sachs Group	16,517	2,976,859
Greenhill	3,574	102,252
HFF Class A	4,900	152,243
Interactive Brokers Group	8,526	371,734
†INTL. FCStone	1,728	57,819
Invesco	26,923	901,382
Investment Technology Group	5,918	100,724
Janus Capital Group	23,005	324,140
†KCG Holdings	12,555	154,552
Legg Mason	13,075	512,932
LPL Financial Holdings	16,584	707,308
Morgan Stanley	62,745	1,995,918
Northern Trust	19,892	1,434,014
NorthStar Asset Management Group	6,847	83,123
Oppenheimer Holdings Class A	566	9,837
Raymond James Financial	13,800	799,986
Schwab (Charles)	33,576	1,105,658
SEI Investments	9,432	494,237

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
State Street	13,574	$900,771
†Stifel Financial	8,209	347,733
T. Rowe Price Group	12,360	883,616
TD Ameritrade Holding	9,765	338,943
Waddell & Reed Financial Class A	15,478	443,599
WisdomTree Investments	12,979	203,511

		22,924,953

Chemicals–2.67%
Air Products & Chemicals	8,136	1,058,575
Airgas	9,972	1,379,327
Albemarle	6,061	339,477
American Vanguard	3,629	50,842
Ashland	4,435	455,475
Axiall	10,643	163,902
Balchem	2,885	175,408
Cabot	8,060	329,493
Calgon Carbon	8,361	144,227
Celanese Class A	11,012	741,438
CF Industries Holdings	26,901	1,097,830
Chemours	8,717	46,723
†Chemtura	13,741	374,717
Dow Chemical	51,650	2,658,942
duPont (E.I.) deNemours	37,593	2,503,694
Eastman Chemical	18,625	1,257,374
Ecolab	13,105	1,498,950
FMC	7,320	286,432
Fuller (H.B.)	5,740	209,338
FutureFuel	4,566	61,641
†Grace (W.R.)	5,509	548,641
Hawkins	819	29,296
Huntsman	46,016	523,202
Innophos Holdings	2,701	78,275
Innospec	4,258	231,252
International Flavors & Fragrances	5,956	712,576
KMG Chemicals	1,701	39,157
†Koppers Holdings	2,915	53,199
†Kraton Performance Polymers	4,560	75,742
Kronos Worldwide	6,569	37,049
†LSB Industries	2,575	18,669
LyondellBasell Industries Class A	25,148	2,185,361
Minerals Technologies	4,368	200,316
Monsanto	24,155	2,379,751
Mosaic	31,833	878,272
NewMarket	1,427	543,302
Olin	46,348	799,966
†OMNOVA Solutions	2,534	15,533
†Platform Specialty Products	22,651	290,612
PolyOne	12,817	407,068
PPG Industries	13,312	1,315,492
Praxair	16,799	1,720,218
Quaker Chemical	1,377	106,387

LVIP Dimensional U.S. Core Equity 1 Fund–8

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
RPM International	11,498	$506,602
Schulman (A.)	4,438	135,980
Scotts Miracle-Gro Class A	8,700	561,237
Sensient Technologies	3,376	212,080
Sherwin-Williams	4,501	1,168,460
Stepan	2,486	123,529
†Trecora Resources	1,810	22,426
Tredegar	492	6,701
Tronox	7,502	29,333
Valspar	7,308	606,199
Westlake Chemical	11,121	604,093

		31,999,781

Commercial Services & Supplies–1.26%
ABM Industries	8,340	237,440
†ACCO Brands	15,297	109,068
ADT	33,947	1,119,572
†ARC Document Solutions	6,046	26,723
Brady Class A	7,118	163,572
Brink’s	6,531	188,485
Cintas	8,381	763,090
†Clean Harbors	9,325	388,386
†Copart	16,745	636,477
Covanta Holding	22,488	348,339
Deluxe	9,390	512,131
Donnelley (R.R.) & Sons	33,962	499,921
Ennis	3,323	63,968
Essendant	6,195	201,399
G&K Services Class A	2,774	174,485
Herman Miller	8,070	231,609
HNI	6,100	219,966
Interface Class A	8,682	166,173
KAR Auction Services	13,984	517,828
Kimball International Class B	4,901	47,883
Knoll	7,864	147,843
Matthews International Class A	3,204	171,254
McGrath RentCorp	3,969	99,979
Mobile Mini	5,916	184,165
MSA Safety	4,253	184,878
Multi-Color	1,912	114,357
Pitney Bowes	23,939	494,340
Quad Graphics	5,244	48,769
Republic Services	43,925	1,932,261
Rollins	18,084	468,376
†SP Plus	2,499	59,726
Steelcase Class A	12,090	180,141
†Stericycle	4,662	562,237
†Team	2,683	85,749
Tetra Tech	8,959	233,113
†TRC	1,338	12,377
Tyco International	25,189	803,277
U.S. Ecology	3,569	130,054

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
UniFirst	2,026	$211,109
Viad	1,892	53,411
Waste Connections	17,396	979,743
Waste Management	20,630	1,101,023
West	11,036	238,046

		15,112,743

Communications Equipment–1.31%
ADTRAN	4,884	84,102
Alliance Fiber Optic Products	1,200	18,192
†Arista Networks	4,431	344,909
†ARRIS Group	25,561	781,400
Brocade Communications Systems	57,142	524,564
†CalAmp	2,806	55,924
†Ciena	14,673	303,584
Cisco Systems	212,166	5,761,368
†CommScope Holding	20,989	543,405
Comtech Telecommunications	2,467	49,562
†EchoStar Class A	6,579	257,305
†F5 Networks	4,506	436,902
†Finisar	13,225	192,291
†Harmonic	15,891	64,676
Harris	8,495	738,215
†Infinera	2,440	44,213
InterDigital	6,220	305,029
†Ixia	8,963	111,410
Juniper Networks	23,720	654,672
Motorola Solutions	5,314	363,743
†NETGEAR	4,473	187,463
†NetScout Systems	3,994	122,616
†Palo Alto Networks	2,069	364,434
Plantronics	3,909	185,365
†Polycom	16,826	211,839
QUALCOMM	51,502	2,574,327
†Ruckus Wireless	5,246	56,185
†Ubiquiti Networks	1,971	62,461
†ViaSat	4,826	294,434

		15,694,590

Construction & Engineering–0.38%
†AECOM	18,267	548,558
†Aegion	4,365	84,288
Argan	1,965	63,666
Chicago Bridge & Iron	13,030	508,040
Comfort Systems USA	5,275	149,915
†Dycom Industries	5,163	361,203
EMCOR Group	9,724	467,141
Fluor	15,066	711,416
Granite Construction	4,504	193,267
†Great Lakes Dredge & Dock	483	1,913
†Jacobs Engineering Group	11,349	476,091
KBR	15,549	263,089

LVIP Dimensional U.S. Core Equity 1 Fund–9

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Construction & Engineering (continued)
†MYR Group	2,986	$61,541
Primoris Services	1,522	33,530
†Quanta Services	22,448	454,572
†Tutor Perini	7,043	117,900

		4,496,130

Construction Materials–0.16%
Eagle Materials	5,781	349,346
†Headwaters	9,629	162,441
Martin Marietta Materials	3,954	540,037
†US Concrete	2,396	126,173
Vulcan Materials	8,235	782,078

		1,960,075

Consumer Finance–0.98%
†Ally Financial	12,900	240,456
American Express	43,293	3,011,028
Capital One Financial	26,077	1,882,238
Cash America International	4,207	126,000
†Credit Acceptance	2,546	544,895
Discover Financial Services	29,578	1,585,972
†Encore Capital Group	3,358	97,651
†Enova International	937	6,194
†EZCORP Class A	6,690	33,383
†First Cash Financial Services	3,122	116,856
†Green Dot Class A	3,768	61,871
Navient	57,265	655,684
Nelnet Class A	4,320	145,022
†OneMain Holdings	9,601	398,826
†PRA Group	6,942	240,818
†Santander Consumer USA Holdings	11,067	175,412
†SLM	54,985	358,502
†Synchrony Financial	67,249	2,045,042

		11,725,850

Containers & Packaging–0.83%
†AEP Industries	562	43,358
AptarGroup	9,760	709,064
Avery Dennison	11,451	717,520
Ball	11,756	855,014
Bemis	16,843	752,714
†Berry Plastics Group	10,012	362,234
†Crown Holdings	7,001	354,951
Graphic Packaging Holding	63,505	814,769
Greif Class A	3,312	102,043
Myers Industries	2,920	38,894
†Owens-Illinois	29,881	520,527
Packaging Corp of America	10,592	667,826
Sealed Air	16,972	756,951
Silgan Holdings	11,004	591,135
Sonoco Products	15,608	637,899

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging (continued)
WestRock	44,194	$2,016,130

		9,941,029

Distributors–0.19%
Core-Mark Holding	2,614	214,191
Genuine Parts	11,206	962,483
†LKQ	21,855	647,564
Pool	4,978	402,123

		2,226,361

Diversified Consumer Services–0.28%
†American Public Education	2,213	41,184
Block (H&R)	20,150	671,197
†Bright Horizons Family Solutions	6,159	411,421
Capella Education	262	12,110
Carriage Services	2,326	56,057
Graham Holdings	553	268,188
†Grand Canyon Education	6,766	271,452
†Houghton Mifflin Harcourt	16,598	361,504
†K12	6,889	60,623
Service Corp International	32,606	848,408
†ServiceMaster Global Holdings	1,990	78,088
Sotheby’s	7,971	205,333
†Strayer Education	839	50,441

		3,336,006

Diversified Financial Services–1.34%
†Berkshire Hathaway Class B	65,443	8,641,094
CBOE Holdings	10,376	673,402
CME Group	14,438	1,308,083
GAIN Capital Holdings	5,501	44,613
Intercontinental Exchange	3,191	817,726
Leucadia National	19,765	343,713
MarketAxess Holdings	3,353	374,161
McGraw-Hill Financial	15,553	1,533,215
Moody’s	7,458	748,336
MSCI	6,463	466,176
Nasdaq	10,110	588,099
†PICO Holdings	2,699	27,854
Voya Financial	14,542	536,745

		16,103,217

Diversified Telecommunication Services–1.92%
AT&T	260,601	8,967,280
Atlantic Tele-Network	1,514	118,440
CenturyLink	29,990	754,548
†Cincinnati Bell	25,476	91,714
Cogent Communications Holdings	5,986	207,654
Consolidated Communications Holdings	8,146	170,659
†FairPoint Communications	2,657	42,698
Frontier Communications	122,933	574,097
†General Communication Class A	7,752	153,335

LVIP Dimensional U.S. Core Equity 1 Fund–10

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
IDT Class B	3,397	$39,609
Inteliquent	5,052	89,774
†Level 3 Communications	14,948	812,573
Lumos Networks	2,700	30,240
†ORBCOMM	9,336	67,593
Verizon Communications	236,167	10,915,639

		23,035,853

Electric Utilities–1.44%
ALLETE	6,594	335,173
American Electric Power	19,483	1,135,274
Duke Energy	28,158	2,010,200
Edison International	12,899	763,750
El Paso Electric	4,644	178,794
Empire District Electric	4,987	139,985
Entergy	9,739	665,758
Eversource Energy	18,515	945,561
Exelon	35,590	988,334
FirstEnergy	22,090	700,916
Great Plains Energy	19,671	537,215
IDACORP	6,633	451,044
ITC Holdings	16,117	632,592
MGE Energy	3,422	158,781
NextEra Energy	17,820	1,851,320
OGE Energy	16,005	420,771
Otter Tail	4,368	116,320
Pinnacle West Capital	6,414	413,575
PNM Resources	9,656	295,184
Portland General Electric	9,526	346,461
PPL	26,960	920,145
Southern	36,734	1,718,784
Unitil	1,492	53,533
Westar Energy	12,179	516,511
Xcel Energy	28,189	1,012,267

		17,308,248

Electrical Equipment–0.68%
Acuity Brands	2,185	510,853
Allied Motion Technologies	1,708	44,715
AMETEK	19,210	1,029,464
AZZ	4,022	223,503
†Babcock & Wilcox Enterprises	3,239	67,598
Eaton	13,572	706,287
Emerson Electric	32,448	1,551,988
Encore Wire	2,356	87,384
EnerSys	7,070	395,425
Franklin Electric	6,304	170,397
†Generac Holdings	13,746	409,218
General Cable	9,785	131,413
Hubbell	5,553	561,075
Powell Industries	1,827	47,557
†Power Solutions International	813	14,837

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment (continued)
†PowerSecure International	3,336	$50,207
Regal Beloit	4,821	282,125
Rockwell Automation	10,776	1,105,725
†Sensata Technologies Holding	10,345	476,491
†SolarCity	4,342	221,529
†Thermon Group Holdings	3,728	63,078

		8,150,869

Electronic Equipment, Instruments & Components–1.19%
Amphenol Class A	21,362	1,115,737
†Anixter International	4,994	301,588
†Arrow Electronics	10,778	583,952
Avnet	14,595	625,250
AVX	10,683	129,692
Badger Meter	1,396	81,792
Belden	3,678	175,367
CDW	15,967	671,253
Checkpoint Systems	3,613	22,653
Cognex	8,502	287,113
†Coherent	2,394	155,873
Corning	56,457	1,032,034
Daktronics	5,746	50,105
Dolby Laboratories Class A	6,088	204,861
†DTS	1,495	33,757
†Fabrinet	5,499	130,986
FEI	3,888	310,223
†Flextronics International	12,668	142,008
FLIR Systems	17,970	504,418
†GSI Group	700	9,534
†II-VI	7,979	148,090
Ingram Micro	16,845	511,751
†IPG Photonics	6,576	586,316
†Itron	3,730	134,951
Jabil Circuit	33,466	779,423
†Keysight Technologies	17,570	497,758
Littelfuse	2,295	245,588
†Mercury Systems	3,446	63,269
Methode Electronics	4,593	146,195
MTS Systems	1,823	115,596
†Multi-Fineline Electronix	3,137	64,873
National Instruments	10,428	299,179
†Newport	4,964	78,779
†OSI Systems	2,992	265,271
Park Electrochemical	2,423	36,490
PC Connection	3,183	72,063
†Plexus	3,371	117,715
†RealD	4,126	43,529
†Rofin-Sinar Technologies	3,306	88,535
†Rogers	2,571	132,586
†Sanmina	10,665	219,486
†ScanSource	4,669	150,435
SYNNEX	5,679	510,712

LVIP Dimensional U.S. Core Equity 1 Fund–11

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
TE Connectivity	16,123	$1,041,707
†Tech Data	5,267	349,623
†Trimble Navigation	16,068	344,659
†TTM Technologies	12,750	83,003
†Universal Display	356	19,381
Vishay Intertechnology	23,342	281,271
†Zebra Technologies	3,936	274,142

		14,270,572

Energy Equipment & Services–1.08%
Archrock	11,511	86,563
Atwood Oceanics	8,344	85,359
†Basic Energy Services	5,503	14,748
Bristow Group	5,275	136,623
†Cameron International	21,754	1,374,853
Core Laboratories	4,445	483,349
Diamond Offshore Drilling	17,249	363,954
†Dril-Quip	5,598	331,570
†Era Group	2,010	22,411
†Exterran	5,755	92,368
†FMC Technologies	8,455	245,280
†Forum Energy Technologies	11,621	144,798
Halliburton	38,986	1,327,083
Helmerich & Payne	13,455	720,515
†Key Energy Services	21,340	10,288
†Matrix Service	3,017	61,969
Nabors Industries	38,730	329,592
†Newpark Resources	12,083	63,798
Noble	26,081	275,155
Oceaneering International	12,328	462,547
†Oil States International	6,670	181,757
†Parker Drilling	15,756	28,676
Patterson-UTI Energy	23,484	354,139
†Pioneer Energy Services	7,354	15,958
†RigNet	1,617	33,456
Rowan	15,208	257,776
RPC	28,600	341,770
Schlumberger	56,269	3,924,763
†SEACOR Holdings	2,936	154,316
Superior Energy Services	21,611	291,100
Tesco	5,029	36,410
†TETRA Technologies	6,536	49,151
Transocean	21,725	268,955
†Weatherford International	50,151	420,767

		12,991,817

Food & Staples Retailing–1.86%
Andersons	4,370	138,223
Casey’s General Stores	14,573	1,755,318
†Chefs’ Warehouse	2,580	43,034
Costco Wholesale	21,531	3,477,257
CVS Health	33,281	3,253,883

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food & Staples Retailing (continued)
Ingles Markets Class A	2,345	$103,368
Kroger	54,430	2,276,807
PriceSmart	3,470	287,975
†Rite Aid	49,757	390,095
SpartanNash	5,888	127,416
†Sprouts Farmers Market	18,502	491,968
†SUPERVALU	35,583	241,253
Sysco	29,408	1,205,728
†United Natural Foods	6,297	247,850
Village Super Market Class A	618	16,284
Walgreens Boots Alliance	29,143	2,481,672
Wal-Mart Stores	78,281	4,798,625
Weis Markets	969	42,927
Whole Foods Market	27,380	917,230

		22,296,913

Food Products–1.73%
Alico	234	9,053
Archer-Daniels-Midland	28,592	1,048,755
B&G Foods	9,162	320,853
†Boulder Brands	5,932	65,133
Bunge	7,740	528,487
Calavo Growers	1,666	81,634
Cal-Maine Foods	5,923	274,472
Campbell Soup	25,897	1,360,887
ConAgra Foods	11,713	493,820
†Darling Ingredients	11,907	125,262
Dean Foods	10,300	176,645
†Diamond Foods	4,171	160,792
†Farmer Brothers	400	12,908
Flowers Foods	26,330	565,832
Fresh Del Monte Produce	6,613	257,113
General Mills	29,451	1,698,145
†Hain Celestial Group	6,685	270,007
Hershey	8,647	771,918
Hormel Foods	13,880	1,097,630
Ingredion	8,589	823,170
J&J Snack Foods	2,310	269,508
JM Smucker	7,511	926,407
Kellogg	12,773	923,105
Lancaster Colony	3,385	390,832
†Landec	1,935	22,891
McCormick	7,654	654,876
Mead Johnson Nutrition	16,175	1,277,016
Mondelez International	49,299	2,210,567
Pilgrim’s Pride	12,600	278,334
Pinnacle Foods	17,966	762,836
†Post Holdings	8,644	533,335
Sanfilippo John B. & Son	748	40,414
†Seaboard	14	40,526
Snyders-Lance	7,138	244,833
†TreeHouse Foods	5,237	410,895

LVIP Dimensional U.S. Core Equity 1 Fund–12

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
Tyson Foods Class A	23,162	$1,235,229
†WhiteWave Foods	8,805	342,603

		20,706,723

Gas Utilities–0.50%
AGL Resources	14,810	945,026
Atmos Energy	10,204	643,260
Chesapeake Utilities	1,638	92,957
Laclede Group	5,436	322,953
National Fuel Gas	10,472	447,678
New Jersey Resources	11,433	376,832
Northwest Natural Gas	3,933	199,049
ONE Gas	6,456	323,898
Piedmont Natural Gas	10,405	593,293
Questar	22,383	436,021
South Jersey Industries	7,029	165,322
Southwest Gas	4,816	265,651
UGI	24,954	842,447
WGL Holdings	6,029	379,767

		6,034,154

Health Care Equipment & Supplies–1.92%
Abaxis	2,179	121,327
Abbott Laboratories	42,875	1,925,516
†ABIOMED	1,600	144,448
†Alere	10,100	394,809
†Align Technology	8,135	535,690
Analogic	1,912	157,931
†AngioDynamics	5,678	68,931
†Anika Therapeutics	1,937	73,916
Atrion	226	86,151
Bard (C.R.)	6,214	1,177,180
Baxter International	23,599	900,302
Becton, Dickinson	7,557	1,164,458
†Boston Scientific	26,851	495,132
Cantel Medical	4,304	267,451
CONMED	2,672	117,702
Cooper	1,674	224,651
†Cynosure Class A	3,265	145,848
DENTSPLY International	8,284	504,081
†DexCom	2,541	208,108
†Edwards Lifesciences	16,294	1,286,900
†Exactech	917	16,644
†Globus Medical	8,601	239,280
†Greatbatch	3,432	180,180
†Haemonetics	5,852	188,668
†Halyard Health	7,052	235,607
Hill-Rom Holdings	5,494	264,042
†Hologic	23,871	923,569
†ICU Medical	1,330	149,997
†IDEXX Laboratories	7,597	553,973
†Inogen	389	15,595

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Integra LifeSciences Holdings	4,394	$297,825
†Intuitive Surgical	1,073	586,030
Invacare	4,463	77,612
†LivaNova	3,945	234,215
†Masimo	8,238	341,959
Medtronic	30,227	2,325,061
Meridian Bioscience	6,320	129,686
†Merit Medical Systems	5,462	101,539
†Natus Medical	2,545	122,287
†Neogen	3,194	180,525
†NuVasive	4,865	263,245
†Orthofix International	1,657	64,971
†Quidel	952	20,182
ResMed	7,991	429,037
†RTI Surgical	7,962	31,609
†SeaSpine Holdings	1,244	21,372
†Sirona Dental Systems	6,038	661,584
St. Jude Medical	10,065	621,715
STERIS	7,603	572,810
Stryker	9,708	902,262
†SurModics	1,196	24,243
Teleflex	2,782	365,694
†Varian Medical Systems	7,434	600,667
†Vascular Solutions	1,826	62,796
West Pharmaceutical Services	9,190	553,422
Zimmer Biomet Holdings	6,074	623,132

		22,983,567

Health Care Providers & Services–3.03%
†Acadia Healthcare	4,727	295,248
Aceto	3,288	88,710
†Addus HomeCare	500	11,640
Aetna	19,426	2,100,339
†Air Methods	7,270	304,831
†Almost Family	1,338	51,152
†Amedisys	2,891	113,674
AmerisourceBergen	5,178	537,010
†AMN Healthcare Services	7,388	229,397
†Amsurg	8,002	608,152
Anthem	12,651	1,764,055
†Brookdale Senior Living	13,344	246,330
†Capital Senior Living	3,628	75,680
Cardinal Health	16,212	1,447,245
†Centene	5,982	393,675
Chemed	2,440	365,512
Cigna	10,510	1,537,928
†Community Health Systems	21,088	559,465
†CorVel	4,063	178,447
†Cross Country Healthcare	2,049	33,583
†DaVita HealthCare Partners	17,515	1,220,971
Ensign Group	7,140	161,578
†Envision Healthcare Holdings	9,949	258,376

LVIP Dimensional U.S. Core Equity 1 Fund–13

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†ExamWorks Group	5,018	$133,479
†Express Scripts Holding	29,574	2,585,063
†Hanger	4,881	80,292
†HCA Holdings	12,467	843,143
†Health Net	9,142	625,861
HealthSouth	12,452	433,454
†Healthways	6,476	83,346
†Henry Schein	5,219	825,594
Humana	8,492	1,515,907
Kindred Healthcare	12,991	154,723
†Laboratory Corp of America Holdings	4,807	594,337
Landauer	60	1,975
†LHC Group	2,482	112,410
†LifePoint Health	7,055	517,837
†Magellan Health	4,141	255,334
McKesson	11,235	2,215,879
†MEDNAX	7,986	572,277
†Molina Healthcare	6,676	401,428
National HealthCare	305	18,819
Owens & Minor	8,057	289,891
Patterson	12,944	585,198
†PharMerica	3,751	131,285
†Premier Class A	4,634	163,441
†Providence Service	1,930	90,556
Quest Diagnostics	17,031	1,211,585
Select Medical Holdings	20,300	241,773
†Surgical Care Affiliates	7,203	286,751
†Team Health Holdings	8,590	377,015
†Tenet Healthcare	15,569	471,741
†Triple-S Management Class B	3,127	74,767
U.S. Physical Therapy	1,600	85,888
UnitedHealth Group	49,571	5,831,532
Universal American	11,905	83,335
Universal Health Services Class B	7,416	886,138
†VCA	9,185	505,175
†WellCare Health Plans	5,348	418,267

		36,288,494

Health Care Technology–0.19%
†Allscripts Healthcare Solutions	20,550	316,059
†athenahealth	2,191	352,685
†Cerner	11,856	713,375
Computer Programs & Systems	971	48,307
†HealthStream	2,152	47,344
†HMS Holdings	8,554	105,556
†IMS Health Holdings	8,017	204,193
†MedAssets	7,323	226,574
†Omnicell	2,984	92,743
Quality Systems	6,110	98,493
†Veeva Systems Class A	4,278	123,420

		2,328,749

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure–2.72%
Aramark	21,338	$688,151
†Belmond	15,774	149,853
†Biglari Holdings	1	326
†BJ’s Restaurants	3,790	164,751
Bloomin’ Brands	24,094	406,948
Bob Evans Farms	3,052	118,570
†Bravo Brio Restaurant Group	2,116	19,044
Brinker International	6,684	320,498
†Buffalo Wild Wings	3,038	485,017
Carnival	12,449	678,221
†Carrols Restaurant Group	3,029	35,560
Cheesecake Factory	6,977	321,709
†Chipotle Mexican Grill	1,590	762,961
Choice Hotels International	7,826	394,509
†Chuy’s Holdings	1,400	43,876
ClubCorp Holdings	7,852	143,456
Cracker Barrel Old Country Store	4,396	557,545
Darden Restaurants	5,562	353,966
†Del Frisco’s Restaurant Group	2,666	42,709
†Denny’s	10,416	102,389
†Diamond Resorts International	9,452	241,120
DineEquity	3,027	256,296
Domino’s Pizza	3,807	423,529
Dunkin’ Brands Group	8,637	367,850
†Fiesta Restaurant Group	2,409	80,942
Hilton Worldwide Holdings	12,339	264,055
†Hyatt Hotels Class A	2,033	95,592
Interval Leisure Group	6,635	103,572
Jack in the Box	4,674	358,543
†Krispy Kreme Doughnuts	4,644	69,985
†La Quinta Holdings	15,085	205,307
Las Vegas Sands	22,692	994,817
Marriott International Class A	8,531	571,918
Marriott Vacations Worldwide	3,991	227,287
McDonald’s	54,504	6,439,103
†Norwegian Cruise Line Holdings	12,252	717,967
†Panera Bread Class A	3,984	776,004
Papa John’s International	4,299	240,185
†Popeyes Louisiana Kitchen	2,261	132,269
†Red Robin Gourmet Burgers	1,751	108,107
Restaurant Brands International	3,170	118,431
Royal Caribbean Cruises	20,115	2,035,839
†Ruby Tuesday	8,013	44,152
Ruth’s Hospitality Group	4,654	74,092
SeaWorld Entertainment	15,297	301,198
Six Flags Entertainment	11,276	619,503
Sonic	4,619	149,240
Speedway Motorsports	5,420	112,302
Starbucks	93,795	5,630,514
Starwood Hotels & Resorts Worldwide	14,192	983,222
Texas Roadhouse	9,489	339,422
Vail Resorts	5,717	731,719

LVIP Dimensional U.S. Core Equity 1 Fund–14

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Wendy’s	50,385	$542,646
Wyndham Worldwide	8,697	631,837
Yum Brands	24,572	1,794,985

		32,573,609

Household Durables–0.88%
CalAtlantic Group	15,357	582,337
†Cavco Industries	858	71,480
DR Horton	23,627	756,773
Ethan Allen Interiors	3,159	87,883
Flexsteel Industries	262	11,575
Garmin	10,598	393,928
†GoPro	11,800	212,518
†Green Brick Partners	1,200	8,640
Harman International Industries	3,579	337,178
†Helen of Troy	3,194	301,035
†Installed Building Products	1,727	42,881
La-Z-Boy	7,762	189,548
Leggett & Platt	7,668	322,209
Lennar Class A	15,130	740,008
Libbey	2,727	58,140
†M/I Homes	4,399	96,426
MDC Holdings	8,114	207,150
†Meritage Homes	6,285	213,627
†Mohawk Industries	5,674	1,074,599
NACCO Industries Class A	200	8,440
Newell Rubbermaid	14,778	651,414
†NVR	584	959,512
PulteGroup	22,225	396,049
†Taylor Morrison Home Class A	4,452	71,232
†Tempur Sealy International	7,403	521,615
†Toll Brothers	10,502	349,717
†TopBuild	3,133	96,402
†TRI Pointe Homes	24,489	310,276
Tupperware Brands	6,114	340,244
†Universal Electronics	1,276	65,523
Whirlpool	6,493	953,627
†William Lyon Homes Class A	2,599	42,883
†ZAGG	1,799	19,681

		10,494,550

Household Products–1.34%
†Central Garden & Pet Class A	5,487	74,623
Church & Dwight	7,774	659,857
Clorox	10,920	1,384,984
Colgate-Palmolive	50,978	3,396,154
Energizer Holdings	2,565	87,364
†HRG Group	24,884	337,427
Kimberly-Clark	21,560	2,744,588
Procter & Gamble	83,822	6,656,305
Spectrum Brands Holdings	5,488	558,678

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Products (continued)
WD-40	1,305	$128,738

		16,028,718

Independent Power & Renewable Electricity Producers–0.18%
AES	39,067	373,871
†Calpine	63,983	925,834
†Dynegy	13,812	185,081
NRG Energy	28,788	338,835
NRG Yield Class A	4,200	58,422
NRG Yield Class C	4,200	61,992
Pattern Energy Group	8,394	175,519
†Talen Energy	3,367	20,976

		2,140,530

Industrial Conglomerates–1.25%
3M	34,245	5,158,667
Carlisle	4,973	441,055
Danaher	25,173	2,338,068
General Electric	202,772	6,316,348
Raven Industries	2,462	38,407
Roper Technologies	3,400	645,286

		14,937,831

Insurance–3.69%
ACE	14,785	1,727,627
Aflac	20,377	1,220,582
†Alleghany	1,013	484,143
Allied World Assurance Holdings	11,456	426,049
Allstate	20,075	1,246,457
†Ambac Financial Group	5,809	81,849
American Equity Investment Life Holding	11,818	283,987
American Financial Group	10,253	739,036
American International Group	53,992	3,345,884
American National Insurance	2,502	255,880
AMERISAFE	3,206	163,185
AmTrust Financial Services	12,476	768,272
Aon	10,160	936,854
†Arch Capital Group	7,791	543,422
Arthur J. Gallagher	13,473	551,585
Aspen Insurance Holdings	7,689	371,379
Assurant	8,541	687,892
Assured Guaranty	24,002	634,373
Berkley (W.R.)	13,112	717,882
Brown & Brown	19,616	629,674
Chubb	11,494	1,524,564
Cincinnati Financial	9,836	581,996
CNA Financial	2,638	92,726
Employers Holdings	4,584	125,143
Endurance Specialty Holdings	5,889	376,837
†Enstar Group	301	45,162
Erie Indemnity Class A	2,487	237,857
Everest Re Group	3,466	634,590

LVIP Dimensional U.S. Core Equity 1 Fund–15

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Federated National Holding	2,034	$60,125
Fidelity & Guaranty Life	4,327	109,776
First American Financial	14,738	529,094
†Genworth Financial	43,794	163,352
†Greenlight Capital Re Class A	4,459	83,428
Hanover Insurance Group	5,492	446,719
Hartford Financial Services Group	38,206	1,660,433
HCI Group	2,595	90,436
Kemper	7,867	293,046
Loews	22,514	864,538
Maiden Holdings	14,033	209,232
†Markel	790	697,847
Marsh & McLennan	26,368	1,462,106
†MBIA	23,888	154,794
Mercury General	6,858	319,377
MetLife	40,366	1,946,045
National General Holdings	6,191	135,335
National Interstate	879	23,469
National Western Life Group Class A	200	50,388
†Navigators Group	2,199	188,652
Old Republic International	32,974	614,306
OneBeacon Insurance Group Class A	3,300	40,953
Primerica	7,888	372,550
Principal Financial Group	27,024	1,215,540
ProAssurance	8,169	396,442
Progressive	70,567	2,244,031
Prudential Financial	19,098	1,554,768
Reinsurance Group of America	3,986	341,002
RenaissanceRe Holdings	5,666	641,335
RLI	5,894	363,955
Safety Insurance Group	2,774	156,398
@Selective Insurance Group	9,030	303,227
StanCorp Financial Group	5,304	604,020
State Auto Financial	500	10,295
Stewart Information Services	3,350	125,055
Symetra Financial	17,596	559,025
Torchmark	8,444	482,659
Travelers	23,242	2,623,092
United Fire Group	2,487	95,277
United Insurance Holdings	3,254	55,643
Universal Insurance Holdings	7,335	170,025
Unum Group	16,329	543,592
Validus Holdings	10,494	485,767
White Mountains Insurance Group	212	154,084
Willis Group Holdings	10,088	489,974
XL Group	16,530	647,645

		44,213,739

Internet & Catalog Retail–1.68%
†1-800-Flowers.com Class A	5,253	38,242
†Amazon.com	18,776	12,690,511
†Blue Nile	592	21,981

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet & Catalog Retail (continued)
Expedia	8,126	$1,010,062
†FTD	4,356	113,996
†Groupon	48,841	149,942
HSN	6,625	335,689
†Liberty TripAdvisor Holdings Class A	10,113	306,828
†Netflix	10,864	1,242,624
NutriSystem	3,791	82,037
†Priceline Group	2,455	3,130,002
†Shutterfly	4,744	211,393
†TripAdvisor	8,832	752,928

		20,086,235

Internet Software & Services–2.26%
†Actua	5,753	65,872
†Akamai Technologies	9,655	508,143
†Alphabet Class A	8,310	6,465,263
†Alphabet Class C	8,766	6,652,342
†Angie’s List	2,100	19,635
†Blucora	5,281	51,754
†Cimpress	4,105	333,080
†Constant Contact	1,950	57,018
†CoStar Group	920	190,155
†DHI Group	5,517	50,591
EarthLink Holdings	19,178	142,493
†eBay	42,250	1,161,030
†Envestnet	1,992	59,461
†Facebook Class A	57,060	5,971,900
†GrubHub	5,087	123,105
†GTT Communications	1,807	30,827
InterActiveCorp	6,762	406,058
†Internap	6,320	40,448
†Intralinks Holdings	5,548	50,320
j2 Global	6,291	517,875
†Limelight Networks	5,104	7,452
†LinkedIn Class A	1,787	402,218
†Liquidity Services	356	2,314
†Monster Worldwide	13,949	79,928
NIC	6,405	126,050
†Pandora Media	8,961	120,167
†Rackspace Hosting	25,049	634,241
†Shutterstock	1,013	32,760
†Twitter	7,054	163,230
†VeriSign	7,421	648,299
†Web.com Group	9,420	188,494
†WebMD Health	4,714	227,686
†XO Group	1,837	29,502
†Yahoo	37,818	1,257,827
†Yelp	2,468	71,078
†Zillow Group	1,980	51,559
†Zillow Group Class C	3,960	92,981

		27,033,156

LVIP Dimensional U.S. Core Equity 1 Fund–16

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services–3.97%
Accenture Class A	37,147	$3,881,861
†Acxiom	11,710	244,973
†Alliance Data Systems	4,827	1,335,003
Amdocs	14,313	781,060
Automatic Data Processing	23,070	1,954,490
†Blackhawk Network Holdings Class A	5,669	250,626
Booz Allen Hamilton Holding	17,715	546,508
Broadridge Financial Solutions	10,359	556,589
†CACI International Class A	4,037	374,553
†Cardtronics	8,238	277,209
Cass Information Systems	587	30,207
†Ciber	6,327	22,208
†Cognizant Technology Solutions Class A	23,912	1,435,198
Computer Sciences	8,435	275,656
†CoreLogic	11,629	393,758
CSG Systems International	5,410	194,652
CSRA	8,435	253,050
DST Systems	5,765	657,556
†EPAM Systems	3,426	269,352
†Euronet Worldwide	5,965	432,045
†Everi Holdings	7,580	33,276
†ExlService Holdings	3,213	144,360
Fidelity National Information Services	18,198	1,102,799
†Fiserv	16,406	1,500,493
†FleetCor Technologies	4,616	659,765
Forrester Research	1,157	32,951
†Gartner	4,792	434,634
†Genpact	27,476	686,350
Global Payments	11,016	710,642
Hackett Group	2,613	41,991
Heartland Payment Systems	4,470	423,845
International Business Machines	53,161	7,316,017
Jack Henry & Associates	6,801	530,886
Leidos Holdings	1,613	90,747
†Lionbridge Technologies	2,841	13,949
ManTech International Class A	3,157	95,468
MasterCard Class A	57,083	5,557,601
MAXIMUS	8,374	471,037
†MoneyGram International	6,116	38,347
Paychex	25,286	1,337,377
†PayPal Holdings	23,666	856,709
†Perficient	3,999	68,463
Sabre	10,487	293,321
Science Applications International	5,431	248,631
†Sykes Enterprises	6,187	190,436
†Syntel	9,000	407,250
TeleTech Holdings	2,004	55,932
†Teradata	14,818	391,492
Total System Services	13,298	662,240
†Unisys	5,740	63,427
†Vantiv Class A	12,254	581,085

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†VeriFone Systems	12,652	$354,509
†Virtusa	1,578	65,234
Visa Class A	74,156	5,750,798
Western Union	43,533	779,676
†WEX	4,443	392,761
Xerox	94,100	1,000,283

		47,551,336

Leisure Products–0.24%
Arctic Cat	1,628	26,667
Brunswick	11,643	588,088
Callaway Golf	9,101	85,731
Hasbro	9,226	621,463
Mattel	24,314	660,611
†Nautilus	4,229	70,709
Polaris Industries	5,015	431,039
†Smith & Wesson Holding	996	21,892
Sturm Ruger	1,030	61,398
†Vista Outdoor	5,766	256,645

		2,824,243

Life Sciences Tools & Services–0.78%
†Affymetrix	6,687	67,472
Agilent Technologies	20,463	855,558
†Bio-Rad Laboratories Class A	3,040	421,526
Bio-Techne	3,697	332,730
†Bruker	15,441	374,753
†Cambrex	5,069	238,699
†Charles River Laboratories International	7,518	604,372
†Illumina	6,821	1,309,257
†Luminex	4,176	89,325
†Mettler-Toledo International	2,275	771,521
†PAREXEL International	10,224	696,459
PerkinElmer	4,975	266,511
†Quintiles Transnational Holdings	6,212	426,516
Thermo Fisher Scientific	16,518	2,343,078
†Waters	4,541	611,128

		9,408,905

Machinery–2.48%
Actuant Class A	3,465	83,021
AGCO	14,195	644,311
Albany International	4,803	175,550
Allison Transmission Holdings	28,993	750,629
Altra Industrial Motion	3,166	79,403
Astec Industries	3,444	140,171
Barnes Group	7,276	257,498
†Blount International	8,387	82,276
Briggs & Stratton	6,831	118,176
Caterpillar	31,520	2,142,099
†Chart Industries	3,942	70,798
CIRCOR International	1,433	60,401

LVIP Dimensional U.S. Core Equity 1 Fund–17

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
CLARCOR	7,108	$353,125
†Colfax	15,573	363,630
Crane	7,844	375,257
Cummins	8,972	789,626
Deere	20,161	1,537,679
Donaldson	19,265	552,135
Douglas Dynamics	3,817	80,424
Dover	14,382	881,760
EnPro Industries	3,111	136,386
ESCO Technologies	1,976	71,413
Federal Signal	9,771	154,870
Flowserve	12,077	508,200
Foster (L.B.) Class A	1,339	18,291
Global Brass & Copper Holdings	1,864	39,703
Graco	7,673	552,993
Harsco	14,587	114,946
Hillenbrand	9,705	287,559
Hyster-Yale Materials Handling	2,265	118,799
IDEX	6,968	533,818
Illinois Tool Works	17,309	1,604,198
Ingersoll-Rand	21,504	1,188,956
ITT	10,472	380,343
John Bean Technologies	2,830	141,019
Joy Global	12,246	154,422
Kennametal	9,700	186,240
Lincoln Electric Holdings	10,864	563,733
Manitowoc	21,116	324,131
†Meritor	14,282	119,255
†Middleby	4,397	474,304
Mueller Industries	7,847	212,654
Mueller Water Products Class A	32,992	283,731
NN	2,981	47,517
Nordson	8,732	560,158
Oshkosh	12,175	475,312
PACCAR	16,795	796,083
Parker-Hannifin	13,767	1,335,124
Pentair	16,499	817,195
†Proto Labs	1,861	118,527
†RBC Bearings	2,276	147,007
†Rexnord	17,542	317,861
Snap-on	4,695	804,864
SPX	4,663	43,506
†SPX FLOW	4,663	130,144
Standex International	1,405	116,826
Stanley Black & Decker	17,500	1,867,775
Sun Hydraulics	2,590	82,181
Tennant	2,035	114,489
Terex	15,105	279,140
Timken	10,261	293,362
Titan International	4,215	16,607
Toro	6,729	491,688
†TriMas	5,477	102,146

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Trinity Industries	25,053	$601,773
Valmont Industries	2,153	228,261
†Wabash National	13,252	156,771
†WABCO Holdings	4,566	466,919
Wabtec	4,860	345,643
Watts Water Technologies Class A	2,752	136,692
Woodward	10,392	516,067
Xylem	16,528	603,272

		29,720,843

Marine–0.05%
†Kirby	6,416	337,610
Matson	7,118	303,440

		641,050

Media–3.27%
AMC Entertainment Holdings	3,427	82,248
†AMC Networks Class A	4,765	355,850
Cable One	553	239,814
Cablevision Systems Class A	25,476	812,684
†Carmike Cinemas	2,102	48,220
CBS Class B	23,342	1,100,108
†Charter Communications Class A	4,112	752,907
Cinemark Holdings	15,721	525,553
†Clear Channel Outdoor Holdings Class A	2,039	11,398
Comcast Class A	168,655	9,517,202
†Crown Media Holdings Class A	901	5,055
†Discovery Communications Class A	7,873	210,052
†Discovery Communications Class C	10,711	270,131
†DISH Network Class A	12,793	731,504
Disney (Walt)	64,400	6,767,152
†Entercom Communications Class A	841	9,444
Entravision Communications Class A	6,189	47,717
EW Scripps Class A	4,053	77,007
Gannett	12,945	210,874
†Gray Television	12,929	210,743
Harte-Hanks	6,110	19,796
Interpublic Group	29,757	692,743
John Wiley & Sons Class A	8,331	375,145
†Liberty Broadband Class A	2,010	103,817
†Liberty Broadband Class C	5,461	283,207
†Liberty Media	5,940	233,145
†Liberty Media Class C	12,277	467,508
Lions Gate Entertainment	9,736	315,349
†Live Nation Entertainment	19,204	471,842
†Madison Square Garden Class A	2,462	398,352
†Media General	16,818	271,611
Meredith	5,810	251,283
Morningstar	5,375	432,204
†MSG Networks	7,386	153,629
National CineMedia	6,797	106,781

LVIP Dimensional U.S. Core Equity 1 Fund–18

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
New York Times Class A	15,478	$207,715
News Class A	20,540	274,414
News Class B	8,371	116,859
Nexstar Broadcasting Group Class A	3,597	211,144
Omnicom Group	19,121	1,446,695
†Reading International Class A	489	6,411
Regal Entertainment Group Class A	20,086	379,023
Scholastic	4,716	181,849
Scripps Networks Interactive Class A	7,846	433,178
Sinclair Broadcast Group Class A	4,505	146,593
†Sirius XM Holdings	134,790	548,595
†Starz	11,177	374,429
TEGNA	17,128	437,107
Time	16,596	260,059
Time Warner	29,180	1,887,071
Time Warner Cable	15,634	2,901,514
Twenty-First Century Fox Class A	52,996	1,439,371
Twenty-First Century Fox Class B	17,580	478,703
Viacom Class B	20,565	846,455

		39,139,260

Metals & Mining–0.58%
Alcoa	104,196	1,028,414
Allegheny Technologies	11,771	132,424
Carpenter Technology	7,558	228,781
†Coeur Mining	21,436	53,161
Commercial Metals	17,961	245,886
Compass Minerals International	6,373	479,696
Ferroglobe	8,766	94,235
Freeport-McMoRan	44,130	298,760
Haynes International	1,268	46,523
Hecla Mining	61,998	117,176
Kaiser Aluminum	1,961	164,057
Materion	3,100	86,800
Newmont Mining	46,244	831,930
Nucor	31,587	1,272,956
Reliance Steel & Aluminum	10,411	602,901
Royal Gold	7,027	256,275
Schnitzer Steel Industries Class A	2,157	30,996
Southern Copper	7,616	198,930
Steel Dynamics	28,343	506,489
†Stillwater Mining	15,568	133,418
TimkenSteel	6,778	56,800
Worthington Industries	3,543	106,786

		6,973,394

Multiline Retail–0.69%
Big Lots	8,831	340,347
†Burlington Stores	9,077	389,403
Dillard’s Class A	6,398	420,413
Dollar General	15,063	1,082,578
†Dollar Tree	7,909	610,733

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
Fred’s Class A	5,241	$85,795
†J. C. Penney	3,928	26,160
Kohl’s	28,811	1,372,268
Macy’s	21,353	746,928
Nordstrom	16,663	829,984
†Sears Holdings	9,458	194,456
Target	30,038	2,181,059

		8,280,124

Multi-Utilities–1.03%
Alliant Energy	6,154	384,317
Ameren	14,689	635,005
Avista	8,017	283,561
Black Hills	4,628	214,878
CenterPoint Energy	22,804	418,681
CMS Energy	16,911	610,149
Consolidated Edison	12,491	802,797
Dominion Resources	23,695	1,602,730
DTE Energy	10,288	824,995
MDU Resources Group	24,510	449,023
NiSource	35,969	701,755
NorthWestern	5,837	316,657
PG&E	19,189	1,020,663
Public Service Enterprise Group	20,567	795,737
SCANA	8,158	493,477
Sempra Energy	9,092	854,739
TECO Energy	29,827	794,890
Vectren	10,681	453,088
WEC Energy Group	13,440	689,606

		12,346,748

Oil, Gas & Consumable Fuels–4.84%
†Abraxas Petroleum	15,421	16,346
Alon USA Energy	9,006	133,649
Anadarko Petroleum	24,199	1,175,587
†Antero Resources	6,335	138,103
Apache	17,132	761,860
Cabot Oil & Gas	15,604	276,035
California Resources	41,568	96,853
†Callon Petroleum	12,029	100,322
†Carrizo Oil & Gas	4,122	121,929
†Cheniere Energy	13,897	517,663
Chevron	80,077	7,203,727
Cimarex Energy	6,510	581,864
†Clayton Williams Energy	525	15,524
†Cobalt International Energy	49,489	267,241
Columbia Pipeline Group	18,186	363,720
†Concho Resources	7,334	681,035
ConocoPhillips	57,128	2,667,306
CONSOL Energy	12,994	102,653
†Continental Resources	20,907	480,443
CVR Energy	6,305	248,102

LVIP Dimensional U.S. Core Equity 1 Fund–19

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Delek U.S. Holdings	9,540	$234,684
Devon Energy	18,885	604,320
DHT Holdings	14,019	113,414
†Diamondback Energy	8,051	538,612
Energen	9,923	406,744
EnLink Midstream	13,242	199,822
EOG Resources	31,999	2,265,209
†EP Energy Class A	16,914	74,083
EQT	7,664	399,524
Exxon Mobil	198,492	15,472,451
GasLog	9,204	76,393
Green Plains	4,898	112,164
†Gulfport Energy	13,145	322,973
Hess	11,154	540,746
HollyFrontier	11,091	442,420
Kinder Morgan	58,215	868,568
†Kosmos Energy	37,603	195,536
†Laredo Petroleum	29,041	232,038
Marathon Oil	33,764	425,089
Marathon Petroleum	36,196	1,876,401
†Matador Resources	11,255	222,511
†Memorial Resource Development	1,438	23,224
Murphy Oil	19,184	430,681
†Newfield Exploration	10,881	354,285
Noble Energy	27,855	917,265
Occidental Petroleum	26,722	1,806,674
ONEOK	15,751	388,420
Panhandle Oil and Gas Class A	1,806	29,185
†Par Pacific Holdings	300	7,062
†Parsley Energy Class A	3,207	59,169
PBF Energy	14,133	520,236
†PDC Energy	6,070	324,017
Phillips 66	24,655	2,016,779
Pioneer Natural Resources	5,636	706,642
QEP Resources	19,043	255,176
Range Resources	13,669	336,394
†Renewable Energy Group	5,557	51,625
†Rice Energy	14,692	160,143
†RSP Permian	12,683	309,338
Scorpio Tankers	27,600	221,352
SemGroup Class A	5,519	159,278
SM Energy	11,793	231,850
†Southwestern Energy	27,656	196,634
Spectra Energy	26,888	643,699
†Synergy Resources	13,799	117,567
Targa Resources	8,547	231,282
Teekay	13,659	134,814
Tesoro	18,972	1,999,080
Valero Energy	30,128	2,130,351
Western Refining	17,616	627,482
†Whiting Petroleum	8,850	83,544
Williams	20,050	515,285

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
World Fuel Services	8,754	$336,679
†WPX Energy	23,303	133,759

		58,032,635

Paper & Forest Products–0.23%
†Boise Cascade	5,938	151,597
†Clearwater Paper	2,473	112,596
Deltic Timber	456	26,845
Domtar	10,770	397,951
Glatfelter (PH)	4,944	91,167
International Paper	21,242	800,823
KapStone Paper and Packaging	17,293	390,649
†Louisiana-Pacific	15,346	276,381
Mercer International	10,372	93,867
Neenah Paper	2,359	147,272
†Resolute Forest Products	7,351	55,647
Schweitzer-Mauduit International	4,384	184,084
Wausau Paper	1,223	12,511

		2,741,390

Personal Products–0.26%
Avon Products	24,690	99,995
Coty Class A	4,418	113,233
Edgewell Personal Care	5,949	466,223
Estee Lauder Class A	13,077	1,151,561
†Herbalife	11,669	625,692
Inter Parfums	3,508	83,561
Medifast	1,745	53,013
Natural Health Trends	1,722	57,739
Nu Skin Enterprises Class A	9,513	360,448
†Revlon Class A	4,768	132,741

		3,144,206

Pharmaceuticals–3.51%
†Akorn	6,474	241,545
†Allergan	16,532	5,166,250
Bristol-Myers Squibb	45,706	3,144,116
†Catalent	2,736	68,482
†Depomed	10,858	196,856
†Endo International	5,722	350,301
†Horizon Pharma	8,749	189,591
†Impax Laboratories	4,407	188,443
†Ionis Pharmaceuticals	2,689	166,530
†Jazz Pharmaceuticals	2,576	362,083
Johnson & Johnson	119,032	12,226,967
†Lannett	7,113	285,374
Lilly (Eli)	38,525	3,246,117
†Mallinckrodt	7,029	524,574
†Medicines	10,052	375,342
Merck	87,602	4,627,138
†Nektar Therapeutics	1,134	19,108
Pfizer	255,180	8,237,210
Phibro Animal Health Class A	1,442	43,447

LVIP Dimensional U.S. Core Equity 1 Fund–20

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
†Prestige Brands Holdings	7,374	$379,614
†Sagent Pharmaceuticals	3,106	49,416
†SciClone Pharmaceuticals	5,143	47,316
†Sucampo Pharmaceuticals Class A	3,401	58,803
†Supernus Pharmaceuticals	3,800	51,072
†Taro Pharmaceutical Industries	2,837	438,458
Zoetis	29,532	1,415,173

		42,099,326

Professional Services–0.71%
†Advisory Board	2,548	126,406
†CBIZ	6,360	62,710
CEB	3,863	237,150
Dun & Bradstreet	4,540	471,842
Equifax	7,987	889,512
Exponent	4,158	207,692
†Franklin Covey	993	16,623
†FTI Consulting	5,370	186,124
†GP Strategies	1,772	44,495
Heidrick & Struggles International	2,100	57,162
†Huron Consulting Group	2,990	177,606
†ICF International	3,173	112,832
†IHS Class A	4,504	533,409
Insperity	3,305	159,136
Kelly Services Class A	3,655	59,028
Kforce	4,767	120,510
Korn/Ferry International	6,340	210,361
ManpowerGroup	9,027	760,886
†Mistras Group	3,448	65,822
†Navigant Consulting	4,750	76,285
Nielsen Holdings	23,121	1,077,439
†On Assignment	6,674	299,996
Resources Connection	3,250	53,105
Robert Half International	11,099	523,207
†RPX	7,879	86,669
Towers Watson Class A	4,130	530,540
†TriNet Group	8,091	156,561
†TrueBlue	5,561	143,251
†Verisk Analytics Class A	13,318	1,023,888
VSE	300	18,654

		8,488,901

Real Estate Management & Development–0.24%
Alexander & Baldwin	8,202	289,613
†Altisource Portfolio Solutions	712	19,801
†CBRE Group Class A	23,540	814,013
†Forestar Group	4,339	47,469
†Howard Hughes	4,620	522,799
Jones Lang LaSalle	3,224	515,389
Kennedy-Wilson Holdings	1,465	35,277
†Marcus & Millichap	3,589	104,583

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Management & Development (continued)
†Realogy Holdings	15,344	$562,664

		2,911,608

Road & Rail–1.08%
AMERCO	1,614	628,653
ArcBest	3,735	79,892
†Avis Budget Group	20,105	729,610
Celadon Group	4,136	40,905
†Covenant Transportation Group Class A	3,400	64,226
CSX	47,982	1,245,133
†Genesee & Wyoming	3,517	188,828
Heartland Express	13,599	231,455
†Hertz Global Holdings	9,738	138,572
Hunt (J.B.) Transport Services	10,200	748,272
Kansas City Southern	12,564	938,154
Knight Transportation	13,495	326,984
Landstar System	7,389	433,365
Marten Transport	4,762	84,287
Norfolk Southern	13,859	1,172,333
†Old Dominion Freight Line	9,774	577,350
†Roadrunner Transportation Systems	5,207	49,102
Ryder System	10,618	603,421
†Saia	3,643	81,057
†Swift Transportation	17,811	246,148
Union Pacific	51,084	3,994,769
†USA Truck	1,448	25,268
Werner Enterprises	12,297	287,627
†YRC Worldwide	1,455	20,632

		12,936,043

Semiconductors & Semiconductor Equipment–2.91%
†Advanced Energy Industries	3,559	100,471
†Amkor Technology	37,829	230,000
Analog Devices	11,078	612,835
Applied Materials	33,111	618,182
Atmel	27,454	236,379
Avago Technologies	15,032	2,181,895
†Axcelis Technologies	4,200	10,878
Broadcom Class A	9,863	570,279
Brooks Automation	8,566	91,485
†Cabot Microelectronics	2,668	116,805
†Cavium	1,826	119,986
†CEVA	2,353	54,966
†Cirrus Logic	7,545	222,804
Cohu	497	5,999
†Cree	11,762	313,693
†Cypress Semiconductor	27,575	270,511
†Diodes	7,611	174,901
†DSP Group	4,368	41,234
†Entegris	15,222	201,996
†Exar	3,720	22,804

LVIP Dimensional U.S. Core Equity 1 Fund–21

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Fairchild Semiconductor International	13,249	$274,387
†First Solar	7,143	471,367
†FormFactor	7,433	66,897
†Integrated Device Technology	11,976	315,568
Intel	321,976	11,092,073
Intersil Class A	16,449	209,889
IXYS	4,008	50,621
KLA-Tencor	12,919	895,933
†Kulicke & Soffa Industries	12,689	148,081
Lam Research	13,496	1,071,852
†Lattice Semiconductor	17,582	113,756
Linear Technology	16,120	684,616
†M/A-COM Technology Solutions Holdings	3,725	152,315
Marvell Technology Group	32,201	284,013
Maxim Integrated Products	11,953	454,214
Microchip Technology	16,493	767,584
†Micron Technology	71,704	1,015,329
†Microsemi	10,844	353,406
MKS Instruments	6,056	218,016
†Nanometrics	2,667	40,378
NVE	50	2,809
NVIDIA	46,520	1,533,299
†ON Semiconductor	57,120	559,776
†PDF Solutions	3,040	32,954
†Photronics	5,636	70,168
†PMC-Sierra	21,468	249,458
Power Integrations	2,120	103,096
†Qorvo	4,761	242,335
†Rambus	9,571	110,928
†Rudolph Technologies	4,102	58,330
†Semtech	6,166	116,661
†Sigma Designs	1,968	12,438
†Silicon Laboratories	3,026	146,882
Skyworks Solutions	10,149	779,748
†SunEdison	6,188	31,497
†SunPower	12,428	372,964
†Synaptics	4,025	323,369
Teradyne	23,369	483,037
Tessera Technologies	7,199	216,042
Texas Instruments	61,321	3,361,004
†Ultratech	3,136	62,156
†Veeco Instruments	5,210	107,118
†Xcerra	5,880	35,574
Xilinx	20,531	964,341

		34,854,382

Software–3.83%
†ACI Worldwide	14,185	303,559
Activision Blizzard	65,881	2,550,253
†Adobe Systems	9,190	863,309
†ANSYS	5,401	499,593

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Aspen Technology	10,168	$383,944
†Autodesk	5,277	321,528
†AVG Technologies	7,693	154,245
†Barracuda Networks	2,289	42,758
Blackbaud	4,439	292,353
†BroadSoft	500	17,680
CA	53,474	1,527,217
†Cadence Design Systems	27,871	579,995
CDK Global	6,967	330,723
†Citrix Systems	8,053	609,209
†CommVault Systems	2,041	80,313
†Electronic Arts	20,555	1,412,540
†EnerNOC	4,615	17,768
Epiq Systems	4,152	54,267
FactSet Research Systems	3,459	562,330
Fair Isaac	2,941	276,983
†FireEye	6,823	141,509
†Fortinet	4,818	150,177
†Guidewire Software	4,253	255,860
Intuit	14,939	1,441,613
†Manhattan Associates	8,875	587,259
Mentor Graphics	14,598	268,895
Microsoft	319,000	17,698,120
†MicroStrategy	480	86,059
Monotype Imaging Holdings	3,104	73,379
†NetSuite	1,383	117,029
†Nuance Communications	35,068	697,502
Oracle	133,496	4,876,609
†Paycom Software	1,038	39,060
Pegasystems	8,394	230,835
†Progress Software	4,679	112,296
†PTC	8,922	308,969
QAD Class A	1,105	22,675
†Qlik Technologies	3,466	109,734
†Red Hat	9,877	817,914
†Rovi	11,413	190,141
†salesforce.com	10,976	860,518
†Seachange International	2,000	13,480
†ServiceNow	3,862	334,295
†SolarWinds	6,908	406,881
Solera Holdings	9,658	529,548
†Splunk	3,323	195,426
SS&C Technologies Holdings	6,120	417,812
Symantec	68,669	1,442,049
†Synchronoss Technologies	4,423	155,822
†Synopsys	9,320	425,085
†Tableau Software Class A	1,254	118,152
†Take-Two Interactive Software	5,489	191,237
†Telenav	2,300	13,087
†TiVo	12,507	107,935
†Tyler Technologies	2,420	421,854
†Ultimate Software Group	2,082	407,052

LVIP Dimensional U.S. Core Equity 1 Fund–22

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Verint Systems	3,692	$149,748
†VMware Class A	1,975	111,726
†Workday Class A	2,836	225,972
†Zynga Class A	105,024	281,464

		45,915,345

Specialty Retail–3.55%
Aaron’s	13,763	308,154
Advance Auto Parts	4,940	743,519
American Eagle Outfitters	28,359	439,565
†America’s Car-Mart	962	25,676
†Asbury Automotive Group	5,290	356,758
†Ascena Retail Group	28,043	276,224
†AutoNation	11,035	658,348
†AutoZone	1,414	1,049,061
Barnes & Noble	9,682	84,330
†Barnes & Noble Education	6,119	60,884
†Bed Bath & Beyond	16,739	807,657
Best Buy	44,427	1,352,802
Big 5 Sporting Goods	900	8,991
†BMC Stock Holdings	2,170	36,347
†Build-A-Bear Workshop	2,901	35,508
†Cabela’s	9,948	464,870
Caleres	7,320	196,322
†CarMax	11,906	642,567
Cato Class A	4,303	158,436
Chico’s FAS	18,957	202,271
Children’s Place	3,021	166,759
Citi Trends	2,149	45,666
CST Brands	12,256	479,700
Dick’s Sporting Goods	11,067	391,218
DSW Class A	11,901	283,958
†Express	12,788	220,977
Finish Line Class A	5,944	107,468
†Five Below	5,269	169,135
Foot Locker	14,273	929,030
†Francesca’s Holdings	6,695	116,560
GameStop Class A	18,683	523,871
Gap	31,510	778,297
†Genesco	3,102	176,287
GNC Holdings	14,677	455,281
Group 1 Automotive	3,419	258,818
Guess	11,019	208,039
Haverty Furniture	2,655	56,923
†Hibbett Sports	4,645	140,465
Home Depot	73,781	9,757,537
Kirkland’s	2,488	36,076
L Brands	11,417	1,093,977
Lithia Motors Class A	3,884	414,306
Lowe’s	54,082	4,112,395
†MarineMax	2,439	44,926
Men’s Wearhouse	5,189	76,174

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Monro Muffler Brake	3,844	$254,550
†Murphy USA	8,712	529,167
†O’Reilly Automotive	5,785	1,466,035
Penske Automotive Group	13,958	590,982
†Pep Boys-Manny Moe & Jack	6,157	113,350
Rent-A-Center	8,035	120,284
†Restoration Hardware Holdings	5,147	408,929
Ross Stores	23,514	1,265,288
†Sally Beauty Holdings	19,812	552,557
†Select Comfort	8,853	189,543
Shoe Carnival	1,575	36,540
Signet Jewelers	6,827	844,432
Sonic Automotive Class A	5,355	121,880
†Sportsman’s Warehouse Holdings	165	2,129
Stage Stores	4,087	37,233
Staples	37,524	355,352
Stein Mart	6,897	46,417
Tiffany	8,129	620,161
TJX	38,771	2,749,252
Tractor Supply	15,072	1,288,656
†Ulta Salon Cosmetics & Fragrance	4,365	807,525
†Urban Outfitters	23,588	536,627
†Vitamin Shoppe	3,839	125,535
†West Marine	1,000	8,490
Williams-Sonoma	8,222	480,247
†Zumiez	4,241	64,124

		42,567,418

Technology Hardware, Storage & Peripherals–3.80%
Apple	338,950	35,677,877
†Avid Technology	6,614	48,216
Diebold	9,844	296,206
†Electronics For Imaging	5,336	249,405
EMC	115,989	2,978,597
Hewlett Packard Enterprise	120,500	1,831,600
HP	94,985	1,124,622
Lexmark International Class A	9,928	322,164
†NCR	13,692	334,906
NetApp	23,621	626,665
†QLogic	9,415	114,863
†Quantum	25,347	23,573
Seagate Technology	26,122	957,632
†Super Micro Computer	6,166	151,129
Western Digital	12,675	761,134

		45,498,589

Textiles, Apparel & Luxury Goods–1.05%
Carter’s	9,458	842,046
Coach	19,971	653,651
Columbia Sportswear	6,333	308,797
†Crocs	5,293	54,200
Culp	695	17,702

LVIP Dimensional U.S. Core Equity 1 Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Deckers Outdoor	5,238	$247,234
†Fossil Group	8,573	313,429
†G-III Apparel Group	5,901	261,178
Hanesbrands	28,474	837,990
†Kate Spade	11,466	203,751
†lululemon athletica	9,083	476,585
†Madden (Steven)	7,834	236,743
†Michael Kors Holdings	15,972	639,838
Movado Group	2,255	57,976
NIKE Class B	64,610	4,038,125
Oxford Industries	2,792	178,185
†Perry Ellis International	2,325	42,827
PVH	4,626	340,705
Ralph Lauren	4,415	492,184
†Skechers U.S.A. Class A	12,309	371,855
†Tumi Holdings	8,739	145,330
†Under Armour Class A	9,659	778,612
VF	12,928	804,768
Wolverine World Wide	16,475	275,297

		12,619,008

Thrifts & Mortgage Finance–0.34%
Astoria Financial	15,660	248,211
†Beneficial Bancorp	11,715	156,044
†BofI Holding	7,624	160,485
Brookline Bancorp	9,134	105,041
Capitol Federal Financial	21,314	267,704
Clifton Bancorp	3,028	43,421
Dime Community Bancshares	6,872	120,191
EverBank Financial	18,905	302,102
First Defiance Financial	802	30,300
†Flagstar Bancorp	6,865	158,650
†HomeStreet	2,845	61,765
Meridian Bancorp	8,312	117,199
Meta Financial Group	741	34,034
New York Community Bancorp	26,829	437,849
†NMI Holdings Class A	299	2,024
Northfield Bancorp	6,724	107,046
Northwest Bancshares	14,286	191,290
Oritani Financial	6,244	103,026
†PennyMac Financial Services Class A	1,643	25,236
Provident Financial Services	9,985	201,198
TFS Financial	21,480	404,468
TrustCo Bank	12,472	76,578
United Community Financial	2,888	17,039
United Financial Bancorp	4,707	60,626
†Walker & Dunlop	4,483	129,155
Washington Federal	14,726	350,921
Waterstone Financial	3,925	55,343
WSFS Financial	3,684	119,214

		4,086,160

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–1.15%
Altria Group	112,753	$6,563,351
Philip Morris International	58,687	5,159,174
Reynolds American	36,280	1,674,322
Vector Group	14,239	335,898

		13,732,745

Trading Companies & Distributors–0.46%
Air Lease	16,007	535,914
Applied Industrial Technologies	5,308	214,921
†Beacon Roofing Supply	6,388	263,058
†CAI International	2,879	29,020
†DXP Enterprises	131	2,987
Fastenal	18,484	754,517
Grainger (W.W.)	4,437	898,892
†HD Supply Holdings	11,623	349,039
Kaman	3,636	148,385
†MRC Global	13,213	170,448
MSC Industrial Direct	6,956	391,414
†Rush Enterprises Class A	69	1,510
†TAL International Group	4,292	68,243
†United Rentals	11,021	799,463
†Veritiv	1,100	39,842
Watsco	4,745	555,782
†WESCO International	6,714	293,268

		5,516,703

Transportation Infrastructure–0.01%
†Wesco Aircraft Holdings	14,929	178,700

		178,700

Water Utilities–0.15%
American States Water	4,789	200,899
American Water Works	10,364	619,249
Aqua America	22,285	664,093
California Water Service Group	7,599	176,829
Connecticut Water Service	600	22,806
Middlesex Water	1,357	36,015
SJW	2,258	66,950
York Water	591	14,740

		1,801,581

Wireless Telecommunication Services–0.19%
†Boingo Wireless	4,098	27,129
†SBA Communications Class A	7,366	773,946
Shenandoah Telecommunications	3,342	143,873
Spok Holdings	1,858	34,039
†Sprint	74,780	270,704
Telephone & Data Systems	13,099	339,133
†T-Mobile U.S	15,158	592,981

LVIP Dimensional U.S. Core Equity 1 Fund–24

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Wireless Telecommunication Services (continued)
†United States Cellular	2,638	$107,658

		2,289,463

Total Common Stock (Cost $1,052,063,118)		1,194,223,160

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–0.14%

Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,655,762	$1,655,762

Total Money Market Fund (Cost $1,655,762)		1,655,762

TOTAL VALUE OF SECURITIES–99.80% (Cost $1,053,718,880)	1,195,878,922
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	2,414,866

NET ASSETS APPLICABLE TO 31,923,637 SHARES OUTSTANDING–100.00%	$1,198,293,788

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,120,425,973 / 29,844,318 Shares)	$37.542
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($77,867,815 / 2,079,319 Shares)	$37.449

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$634,271,146
Accumulated net realized gain on investments	421,862,600
Net unrealized appreciation of investments	142,160,042

TOTAL NET ASSETS	$1,198,293,788

†	Non-income producing for the period.

«	Includes $715,625 payable for fund shares redeemed and $380,126 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $460,185, which represents 0.04% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–25

LVIP Dimensional U.S. Core Equity 1 Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$25,139,300
Interest	7,264
Foreign tax withheld	(21,186)

25,125,378

EXPENSES:
Management fees	4,452,838
Accounting and administration expenses	308,972
Distribution fees-Service Class	284,499
Reports and statements to shareholders	199,522
Professional fees	54,208
Trustees’ fees and expenses	31,811
Custodian fees	15,650
Pricing fees	4,237
Consulting fees	2,699
Other	20,424

Total operating expenses	5,374,860

NET INVESTMENT INCOME	19,750,518

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments	434,869,853
Net change in unrealized appreciation (depreciation) of investments	(478,626,947)

NET REALIZED AND UNREALIZED LOSS	(43,757,094)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,006,576)

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,750,518	$22,327,290
Net realized gain	434,869,853	144,143,811
Net change in unrealized appreciation (depreciation)	(478,626,947)	(331,754)

Net increase (decrease) in net assets resulting from operations	(24,006,576)	166,139,347

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(19,065,030)	(24,298,176)
Service Class	(1,026,926)	(1,306,993)
Net realized gain:
Standard Class	(136,817,145)	(67,593,451)
Service Class	(9,294,038)	(4,387,389)

	(166,203,139)	(97,586,009)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,324,245	11,009,870
Service Class	12,193,148	6,116,824
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	155,882,175	91,891,627
Service Class	10,320,964	5,694,382

	194,720,532	114,712,703

Cost of shares redeemed:
Standard Class	(153,484,609)	(154,316,750)
Service Class	(16,167,678)	(17,236,057)

	(169,652,287)	(171,552,807)

Increase (Decrease) in net assets derived from capital share transactions	25,068,245	(56,840,104)

NET INCREASE (DECREASE) IN NET ASSETS	(165,141,470)	11,713,234
NET ASSETS:
Beginning of year	1,363,435,258	1,351,722,024

End of year	$1,198,293,788	$1,363,435,258

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–26

LVIP Dimensional U.S. Core Equity 1 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/15[1]	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$44.352	$42.182	$33.037	$28.992	$28.962

Income (loss) from investment operations:
Net investment income[2]	0.665	0.736	0.671	0.563	0.428
Net realized and unrealized gain (loss)	(1.700)	4.729	10.231	3.872	(0.081)

Total from investment operations	(1.035)	5.465	10.902	4.435	0.347

Less dividends and distributions from:
Net investment income	(0.653)	(0.855)	(0.688)	(0.360)	(0.317)
Net realized gain	(5.122)	(2.440)	(1.069)	(0.030)	—

Total dividends and distributions	(5.775)	(3.295)	(1.757)	(0.390)	(0.317)

Net asset value, end of period	$37.542	$44.352	$42.182	$33.037	$28.992

Total return[3]	(2.00% )	13.18%	33.26%	15.32%	1.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,120,426	$1,279,820	$1,266,909	$1,067,651	$979,176
Ratio of expenses to average net assets	0.39%	0.38%	0.40%	0.41%	0.42%
Ratio of net investment income to average net assets	1.54%	1.68%	1.75%	1.75%	1.45%
Portfolio turnover	74%	14%	12%	22%	36%

[1]	Commencing after the close of business on April 30, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–27

LVIP Dimensional U.S. Core Equity 1 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/31/15[1]	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$44.254	$42.107	$32.994	$28.957	$28.928

Income (loss) from investment operations:
Net investment income[2]	0.511	0.581	0.536	0.449	0.323
Net realized and unrealized gain (loss)	(1.691)	4.708	10.199	3.867	(0.079)

Total from investment operations	(1.180)	5.289	10.735	4.316	0.244

Less dividends and distributions from:
Net investment income	(0.503)	(0.702)	(0.553)	(0.249)	(0.215)
Net realized gain	(5.122)	(2.440)	(1.069)	(0.030)	—

Total dividends and distributions	(5.625)	(3.142)	(1.622)	(0.279)	(0.215)

Net asset value, end of period	$37.449	$44.254	$42.107	$32.994	$28.957

Total return[3]	(2.34% )	12.78%	32.80%	14.92%	0.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$77,868	$83,615	$84,813	$68,109	$66,033
Ratio of expenses to average net assets	0.74%	0.73%	0.75%	0.76%	0.77%
Ratio of net investment income to average net assets	1.19%	1.33%	1.40%	1.40%	1.10%
Portfolio turnover	74%	14%	12%	22%	36%

[1]	Commencing after the close of business on April 30, 2015, Dimensional Fund Advisors replaced Delaware Investments Fund Advisors as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–28

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (formerly LVIP Delaware Growth and Income Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification

LVIP Dimensional U.S. Core Equity 1 Fund–29

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Effective May 1, 2015, Dimensional Fund Advisors (the “Sub-Adviser”) replaced Delaware Investments Fund Advisors (the “Sub-Adviser”), a series of Delaware Management Business Trust, as the Fund’s Sub-Adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$56,435
Legal	15,745

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $125,624 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$356,716
Distribution fees payable to LFD	23,410

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$947,397,898
Sales	1,043,793,397

LVIP Dimensional U.S. Core Equity 1 Fund–30

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,057,409,213

Aggregate unrealized appreciation	$244,471,673
Aggregate unrealized depreciation	(106,001,964)

Net unrealized appreciation	$138,469,709

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total

Common Stock
Aerospace & Defense	$33,657,594	$—	$33,657,594
Air Freight & Logistics	7,751,027	—	7,751,027
Airlines	10,540,194	—	10,540,194
Auto Components	10,134,530	—	10,134,530
Automobiles	7,745,849	—	7,745,849
Banks	73,885,175	156,958	74,042,133
Beverages	22,245,896	—	22,245,896
Biotechnology	36,819,662	—	36,819,662
Building Products	5,561,107	—	5,561,107
Capital Markets	22,924,953	—	22,924,953
Chemicals	31,999,781	—	31,999,781
Commercial Services & Supplies	15,112,743	—	15,112,743
Communications Equipment	15,694,590	—	15,694,590
Construction & Engineering	4,496,130	—	4,496,130
Construction Materials	1,960,075	—	1,960,075
Consumer Finance	11,725,850	—	11,725,850
Containers & Packaging	9,941,029	—	9,941,029
Distributors	2,226,361	—	2,226,361
Diversified Consumer Services	3,336,006	—	3,336,006
Diversified Financial Services	16,103,217	—	16,103,217
Diversified Telecommunication Services	23,035,853	—	23,035,853
Electric Utilities	17,308,248	—	17,308,248
Electrical Equipment	8,150,869	—	8,150,869
Electronic Equipment, Instruments & Components	14,270,572	—	14,270,572
Energy Equipment & Services	12,991,817	—	12,991,817
Food & Staples Retailing	22,296,913	—	22,296,913

LVIP Dimensional U.S. Core Equity 1 Fund–31

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Food Products	$20,706,723	$—	$20,706,723
Gas Utilities	6,034,154	—	6,034,154
Health Care Equipment & Supplies	22,983,567	—	22,983,567
Health Care Providers & Services	36,288,494	—	36,288,494
Health Care Technology	2,328,749	—	2,328,749
Hotels, Restaurants & Leisure	32,573,609	—	32,573,609
Household Durables	10,494,550	—	10,494,550
Household Products	16,028,718	—	16,028,718
Independent Power & Renewable Electricity Producers	2,140,530	—	2,140,530
Industrial Conglomerates	14,937,831	—	14,937,831
Insurance	43,910,512	303,227	44,213,739
Internet & Catalog Retail	20,086,235	—	20,086,235
Internet Software & Services	27,033,156	—	27,033,156
IT Services	47,551,336	—	47,551,336
Leisure Products	2,824,243	—	2,824,243
Life Sciences Tools & Services	9,408,905	—	9,408,905
Machinery	29,720,843	—	29,720,843
Marine	641,050	—	641,050
Media	39,139,260	—	39,139,260
Metals & Mining	6,973,394	—	6,973,394
Multiline Retail	8,280,124	—	8,280,124
Multi-Utilities	12,346,748	—	12,346,748
Oil, Gas & Consumable Fuels	58,032,635	—	58,032,635
Paper & Forest Products	2,741,390	—	2,741,390
Personal Products	3,144,206	—	3,144,206
Pharmaceuticals	42,099,326	—	42,099,326
Professional Services	8,488,901	—	8,488,901
Real Estate Management & Development	2,911,608	—	2,911,608
Road & Rail	12,936,043	—	12,936,043
Semiconductors & Semiconductor Equipment	34,854,382	—	34,854,382
Software	45,915,345	—	45,915,345
Specialty Retail	42,567,418	—	42,567,418
Technology Hardware, Storage & Peripherals	45,498,589	—	45,498,589
Textiles, Apparel & Luxury Goods	12,619,008	—	12,619,008
Thrifts & Mortgage Finance	4,086,160	—	4,086,160
Tobacco	13,732,745	—	13,732,745
Trading Companies & Distributors	5,516,703	—	5,516,703
Transportation Infrastructure	178,700	—	178,700
Water Utilities	1,801,581	—	1,801,581
Wireless Telecommunication Services	2,289,463	—	2,289,463
Money Market Fund	1,655,762	—	1,655,762

Total	$1,195,418,737	$460,185	$1,195,878,922

There were no Level 3 securities at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

LVIP Dimensional U.S. Core Equity 1 Fund–32

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$26,447,594	$23,976,861
Long-term capital gain	139,755,545	73,609,148

Total	$166,203,139	$97,586,009

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$634,271,146
Undistributed long-term capital gains	425,552,933
Net unrealized appreciation	138,469,709

Net assets	$1,198,293,788

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$341,438	$(341,438)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	384,606	248,909
Service Class	288,391	139,974
Shares issued upon reinvestment of dividends and distributions:
Standard Class	4,174,343	2,100,040
Service Class	277,862	130,770

	5,125,202	2,619,693

Shares redeemed:
Standard Class	(3,570,916)	(3,526,849)
Service Class	(376,362)	(395,539)

	(3,947,278)	(3,922,388)

Net increase (decrease)	1,177,924	(1,302,695)

7. Market Risk

The Fund invests in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

LVIP Dimensional U.S. Core Equity 1 Fund–33

LVIP Dimensional U.S. Core Equity 1 Fund

Notes to Financial Statements (continued)

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund–34

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional U.S. Core Equity 1 Fund

We have audited the accompanying statement of net assets of the LVIP Dimensional U.S. Core Equity 1 Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional U.S. Core Equity 1 Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Dimensional U.S. Core Equity 1 Fund–35

LVIP Dimensional U.S. Core Equity 1 Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
84.09%	15.91%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreement and the factors they should consider in evaluating such agreement. Among other information, LIAC, Lincoln Life, and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

LVIP Dimensional U.S. Core Equity 1 Fund–36

LVIP Dimensional U.S. Core Equity 1 Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Dimensional U.S. Core Equity 1 Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Dimensional U.S. Core Equity 1 Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Dimensional U.S. Core Equity 1 Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional U.S. Core Equity 1 Fund–40

LVIP Delaware Social Awareness Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Delaware Social Awareness Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (0.66%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 1000® Index1, returned 0.92%.

During 2015, the Russell U.S. value indices underperformed their growth counterparts. The Russell 1000® Value Index2 declined 3.83% and the Russell 1000® Growth Index3 appreciated 5.67%.

Over the course of the Fund’s fiscal year, the U.S. Commerce Department’s gross domestic product (“GDP”) growth readings pointed to a moderate growth environment, in line with recent years. The unemployment rate gradually declined over the period, ending the year at 5.0%. The Federal Open Market Committee (“FOMC”) finally felt comfortable, in December, increasing the target range for the federal funds rate to 0.25% to 0.50%. We anticipate subsequent rate increases will be small and measured.

Within the U.S., consumer confidence remains high, gasoline prices are low, and wage growth and household net worth are strong. However, stock returns were somewhat volatile during the fiscal year as commodity prices declined and the outlook for global growth weakened.

The returns of the Fund’s benchmark, the Russell 1000 Index, were driven by companies in the consumer staples, technology, and healthcare sectors. Companies in the transportation, energy, and utilities sectors generated the weakest returns in the Index.

The Fund’s underperformance during the review period was a result of stock selection in a number of sectors. The weakest sector was the consumer discretionary sector, where: Nordstrom, Urban Outfitters, and Macy’s detracted. Mounting sales pressure during the Fund’s fiscal year negatively impacted returns. The challenging retail environment led us to exit the Fund’s positions in Macy’s and Urban Outfitters. As a result, the Fund ended the fiscal year with an underweight to the consumer discretionary sector.

Companies in the energy sector struggled during the fiscal year as the price of oil and other commodities declined. Stock selection in the energy sector detracted from returns. We reduced exposure to the energy sector during the period by selling a number of positions. Another sector that detracted was basic materials, where shares of Huntsman declined in the second half of the fiscal year as a result of softening demand for one of the company’s key chemicals. We continue to hold Huntsman in the Fund.

On the positive side, an overweight position to Alphabet, previously Google, contributed. We maintain a positive view on Alphabet and the stock remains in the Fund. Stock selection in the technology sector was the leading contributor during the review period.

Also on the positive side was stock selection in the healthcare sector. The top contributor was the Fund’s position in UnitedHealth Group. The health benefits company remains in the Fund.

As the calendar flips to 2016, we reiterate that our investment strategy, process, and philosophy remain unchanged. The Fund’s largest overweight sectors going into 2016 are healthcare, technology, and media. The Fund’s largest underweight sectors are capital goods, energy, and consumer discretionary. The Fund does not hold any securities in the consumer services sector. We will continue to focus our research efforts on identifying great companies that we believe offer sustainable competitive advantages, strong balance sheets, healthy cash flows, and high-quality management teams.

Francis X. Morris

Christopher S. Adams, CFA

Michael S. Morris, CFA

Donald G. Padilla, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,819. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $20,427. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Social Awareness Fund—1

LVIP Delaware Social Awareness Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	0.66%
Five Years	+	12.49%
Ten Years	+	7.08%
Service Class Shares
One Year	–	1.01%
Five Years	+	12.10%
Ten Years	+	6.73%

1.

The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

2.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

3.	The Russell 1000® Growth Index measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2016 Delaware Management Holdings, Inc.

LVIP Delaware Social Awareness Fund—2

LVIP Delaware Social Awareness Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$966.40	0.42%	$2.08
Service Class Shares	1,000.00	964.60	0.77%	3.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.09	0.42%	$2.14
Service Class Shares	1,000.00	1,021.32	0.77%	3.92

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund—3

LVIP Delaware Social Awareness Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.42%
Aerospace & Defense	1.41%
Air Freight & Logistics	0.92%
Auto Components	0.79%
Automobiles	1.32%
Banks	2.96%
Beverages	2.25%
Biotechnology	8.47%
Capital Markets	6.78%
Chemicals	2.50%
Communications Equipment	2.67%
Consumer Finance	1.38%
Containers & Packaging	0.73%
Diversified Financial Services	0.94%
Diversified Telecommunication Services	1.94%
Electric Utilities	0.84%
Electrical Equipment	0.90%
Food & Staples Retailing	2.00%
Food Products	1.00%
Health Care Equipment & Supplies	2.19%
Health Care Providers & Services	3.64%
Health Care Technology	0.78%
Hotels, Restaurants & Leisure	1.22%
Household Durables	0.98%
Industrial Conglomerates	1.09%
Insurance	4.94%
Internet Software & Services	3.68%
IT Services	2.84%
Life Sciences Tools & Services	1.90%
Machinery	1.13%
Media	5.98%
Multiline Retail	0.80%
Oil, Gas & Consumable Fuels	3.15%
Pharmaceuticals	2.01%
Professional Services	1.05%
Real Estate Investment Trusts	3.18%
Road & Rail	1.32%
Semiconductors & Semiconductor Equipment	4.74%
Software	5.68%
Specialty Retail	1.54%
Technology Hardware, Storage & Peripherals	3.78%
Money Market Fund	0.49%
Short-Term Investment	2.08%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Alphabet	3.68%
Disney (Walt)	2.88%
Comcast	2.54%
PepsiCo	2.25%
Gilead Sciences	2.23%
Microsoft	2.08%
Apple	2.07%
Allergan	2.01%
CVS Health	2.00%
UnitedHealth Group	1.99%
Total	23.73%

IT–Information Technology

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.42%
Aerospace & Defense–1.41%
Rockwell Collins	110,300	$10,180,690

		10,180,690

Air Freight & Logistics–0.92%
FedEx	44,400	6,615,156

		6,615,156

Auto Components–0.79%
BorgWarner	131,100	5,667,453

		5,667,453

Automobiles–1.32%
Ford Motor	676,400	9,530,476

		9,530,476

Banks–2.96%
KeyCorp	563,300	7,429,927
U.S. Bancorp	325,100	13,872,017

		21,301,944

Beverages–2.25%
PepsiCo	162,100	16,197,032

		16,197,032

Biotechnology–8.47%
AbbVie	230,200	13,637,048
†Alkermes	92,800	7,366,464
Baxalta	84,600	3,301,938
†Celgene	115,700	13,856,232
Gilead Sciences	158,900	16,079,091
†Vertex Pharmaceuticals	54,100	6,807,403

		61,048,176

Capital Markets–6.78%
Ameriprise Financial	72,100	7,672,882
BlackRock	30,100	10,249,652
Invesco	366,200	12,260,376
Raymond James Financial	153,400	8,892,598
State Street	146,900	9,748,284

		48,823,792

Chemicals–2.50%
†Axalta Coating Systems	258,500	6,889,025
Huntsman	363,500	4,132,995
Praxair	68,500	7,014,400

		18,036,420

Communications Equipment–2.67%
Cisco Systems	335,400	9,107,787
QUALCOMM	203,200	10,156,952

		19,264,739

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance–1.38%
Capital One Financial	138,150	$9,971,667

		9,971,667

Containers & Packaging–0.73%
WestRock	115,500	5,269,110

		5,269,110

Diversified Financial Services–0.94%
Intercontinental Exchange	26,450	6,778,077

		6,778,077

Diversified Telecommunication Services–1.94%
AT&T	406,000	13,970,460

		13,970,460

Electric Utilities–0.84%
OGE Energy	230,300	6,054,587

		6,054,587

Electrical Equipment–0.90%
Acuity Brands	27,800	6,499,640

		6,499,640

Food & Staples Retailing–2.00%
CVS Health	147,400	14,411,298

		14,411,298

Food Products–1.00%
General Mills	124,700	7,190,202

		7,190,202

Health Care Equipment & Supplies–2.19%
Abbott Laboratories	182,100	8,178,111
Baxter International	115,000	4,387,250
†DexCom	39,400	3,226,860

		15,792,221

Health Care Providers & Services–3.64%
†Express Scripts Holding	135,700	11,861,537
UnitedHealth Group	122,000	14,352,080

		26,213,617

Health Care Technology–0.78%
†Cerner	94,000	5,655,980

		5,655,980

Hotels, Restaurants & Leisure–1.22%
Starbucks	145,900	8,758,377

		8,758,377

Household Durables–0.98%
†Jarden	123,000	7,025,760

		7,025,760

LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates–1.09%
Roper Technologies	41,500	$7,876,285

		7,876,285

Insurance–4.94%
Aflac	179,100	10,728,090
Prudential Financial	151,700	12,349,897
Travelers	110,700	12,493,602

		35,571,589

Internet Software & Services–3.68%
†Alphabet Class A	34,100	26,530,141

		26,530,141

IT Services–2.84%
Accenture Class A	123,900	12,947,550
Sabre	268,500	7,509,945

		20,457,495

Life Sciences Tools & Services–1.90%
Thermo Fisher Scientific	96,500	13,688,525

		13,688,525

Machinery–1.13%
Lincoln Electric Holdings	65,900	3,419,551
Parker-Hannifin	48,600	4,713,228

		8,132,779

Media–5.98%
Comcast Class A	324,800	18,328,464
Disney (Walt)	197,500	20,753,300
Regal Entertainment Group Class A	214,200	4,041,954

		43,123,718

Multiline Retail–0.80%
Nordstrom	115,500	5,753,055

		5,753,055

Oil, Gas & Consumable Fuels–3.15%
EOG Resources	196,400	13,903,156
EQT	48,500	2,528,305
Marathon Oil	376,900	4,745,171
†Whiting Petroleum	162,400	1,533,056

		22,709,688

Pharmaceuticals–2.01%
†Allergan	46,403	14,500,938

		14,500,938

Professional Services–1.05%
Nielsen Holdings	162,400	7,567,840

		7,567,840

Real Estate Investment Trusts–3.18%
American Tower	116,500	11,294,675
Host Hotels & Resorts	305,000	4,678,700

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
National Retail Properties	173,600	$6,952,680

		22,926,055

Road & Rail–1.32%
Union Pacific	121,400	9,493,480

		9,493,480

Semiconductors & Semiconductor Equipment–4.74%
Analog Devices	79,500	4,397,940
Avago Technologies	53,600	7,780,040
Intel	291,900	10,055,955
Maxim Integrated Products	313,700	11,920,600

		34,154,535

Software–5.68%
†Adobe Systems	126,900	11,920,986
Microsoft	270,300	14,996,241
†salesforce.com	113,900	8,929,760
†Tyler Technologies	29,200	5,090,144

		40,937,131

Specialty Retail–1.54%
Tractor Supply	129,900	11,106,450

		11,106,450

Technology Hardware, Storage & Peripherals–3.78%
Apple	141,800	14,925,868
EMC	478,200	12,280,176

		27,206,044

Total Common Stock (Cost $450,415,295)		701,992,622

MONEY MARKET FUND–0.49%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	3,567,752	3,567,752

Total Money Market Fund (Cost $3,567,752)		3,567,752

Principal Amount°

SHORT-TERM INVESTMENT–2.08%
Discount Note–2.08%
Federal Home Loan Bank 0.03% 1/4/16	15,000,000	15,000,000

Total Short-Term Investment (Cost $14,999,964)		15,000,000

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.99% (Cost $468,983,011)	$720,560,374
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	57,094

NET ASSETS APPLICABLE TO 18,009,730 SHARES OUTSTANDING–100.00%	$720,617,468

NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($635,177,431 / 15,868,404 Shares)	$40.028
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($85,440,037 / 2,141,326 Shares)	$39.901

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$385,470,916
Accumulated net realized gain on investments	83,569,189
Net unrealized appreciation of investments	251,577,363

Total net assets	$720,617,468

†	Non-income producing for the period.

«	Includes $313,620 payable for fund shares redeemed and $258,251 due to manager and affiliates as of December 31, 2015.

°	Principal amount shown is stated in U.S. dollars.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$14,168,880
Interest	2,199
Foreign tax withheld	(24,858)

14,146,221

EXPENSES:
Management fees	2,865,029
Distribution fees-Service Class	313,998
Accounting and administration expenses	182,826
Reports and statements to shareholders	71,683
Professional fees	39,627
Trustees’ fees and expenses	18,623
Custodian fees	8,179
Consulting fees	2,272
Pricing fees	455
Other	52,663

Total operating expenses	3,555,355

NET INVESTMENT INCOME	10,590,866

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	84,333,052
Net change in unrealized appreciation (depreciation) of investments	(99,197,488)

NET REALIZED AND UNREALIZED LOSS	(14,864,436)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,273,570)

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,590,866	$9,664,203
Net realized gain	84,333,052	88,001,788
Net change in unrealized appreciation (depreciation)	(99,197,488)	9,760,945

Net increase (decrease) in net assets resulting from operations	(4,273,570)	107,426,936

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(9,703,449)	(10,288,053)
Service Class	(980,596)	(1,009,864)
Net realized gain:
Standard Class	(71,891,423)	(34,195,347)
Service Class	(9,630,705)	(4,265,233)

	(92,206,173)	(49,758,497)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,367,190	15,415,104
Service Class	17,311,844	13,756,715
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	81,594,872	44,483,400
Service Class	10,611,301	5,275,097

	125,885,207	78,930,316

Cost of shares redeemed:
Standard Class	(81,046,112)	(74,763,385)
Service Class	(20,069,177)	(18,415,591)

	(101,115,289)	(93,178,976)

Increase (decrease) in net assets derived from capital share transactions	24,769,918	(14,248,660)

NET INCREASE (DECREASE) IN NET ASSETS	(71,709,825)	43,419,779
NET ASSETS:
Beginning of year	792,327,293	748,907,514

End of year	$720,617,468	$792,327,293

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Standard Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$46.219	$42.841	$32.535	$30.528	$30.573

Income (loss) from investment operations:
Net investment income[1]	0.643	0.589	0.490	0.429	0.352
Net realized and unrealized gain (loss)	(1.131)	5.822	11.070	4.186	(0.154)

Total from investment operations	(0.488)	6.411	11.560	4.615	0.198

Less dividends and distributions from:
Net investment income	(0.621)	(0.687)	(0.498)	(0.246)	(0.243)
Net realized gain	(5.082)	(2.346)	(0.756)	(2.362)	—

Total dividends and distributions	(5.703)	(3.033)	(1.254)	(2.608)	(0.243)

Net asset value, end of period	$40.028	$46.219	$42.841	$32.535	$30.528

Total return[2]	(0.66% )	15.20%	35.69%	15.28%	0.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$635,177	$703,330	$666,760	$546,051	$541,611
Ratio of expenses to average net assets	0.42%	0.42%	0.45%	0.47%	0.47%
Ratio of net investment income to average net assets	1.42%	1.31%	1.27%	1.31%	1.12%
Portfolio turnover	20%	15%	15%	22%	41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Social Awareness Fund Service Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$46.089	$42.740	$32.475	$30.478	$30.523

Income (loss) from investment operations:
Net investment income[1]	0.482	0.430	0.355	0.313	0.241
Net realized and unrealized gain (loss)	(1.125)	5.795	11.030	4.178	(0.151)

Total from investment operations	(0.643)	6.225	11.385	4.491	0.090

Less dividends and distributions from:
Net investment income	(0.463)	(0.530)	(0.364)	(0.132)	(0.135)
Net realized gain	(5.082)	(2.346)	(0.756)	(2.362)	—

Total dividends and distributions	(5.545)	(2.876)	(1.120)	(2.494)	(0.135)

Net asset value, end of period	$39.901	$46.089	$42.740	$32.475	$30.478

Total return[2]	(1.01% )	14.80%	35.21%	14.88%	0.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,440	$88,997	$82,148	$60,175	$56,915
Ratio of expenses to average net assets	0.77%	0.77%	0.80%	0.82%	0.82%
Ratio of net investment income to average net assets	1.07%	0.96%	0.92%	0.96%	0.77%
Portfolio turnover	20%	15%	15%	22%	41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions

LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $128 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of the average daily net assets of the Fund in excess of $400 million.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$33,318
Legal	9,303

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $60,930 for the year ended December 31, 2015.

The Fund offers Standard Class and Sevice Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life , LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$232,517
Distribution fees payable to LFD	25,734

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$150,649,146
Sales	206,699,865

LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$469,511,767

Aggregate unrealized appreciation	$275,690,415
Aggregate unrealized depreciation	(24,641,808)

Net unrealized appreciation	$251,048,607

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock	$701,992,622	$—	$701,992,622
Money Market Fund	3,567,752	—	3,567,752
Short-Term Investments	—	15,000,000	15,000,000

Total	$705,560,374	$15,000,000	$720,560,374

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$10,590,866	$12,364,741
Long-term capital gains	81,615,307	37,393,756

Total	$92,206,173	$49,758,497

LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$385,470,916
Undistributed long-term capital gains	84,097,945
Net unrealized appreciation	251,048,607

Net assets	$720,617,468

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$93,179	$(93,179)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	363,453	339,446
Service Class	385,641	303,893
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,074,417	980,664
Service Class	271,552	116,947

	3,095,063	1,740,950

Shares redeemed:
Standard Class	(1,786,883)	(1,666,349)
Service Class	(446,838)	(411,895)

	(2,233,721)	(2,078,244)

Net increase (decrease)	861,342	(337,294)

7. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Social Awareness Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Social Awareness Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Social Awareness Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Delaware Social Awareness Fund–15

LVIP Delaware Social Awareness Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
88.51%	11.49%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, The Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000® TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and above the benchmark index for the one year period, above the median return of the Morningstar peer group and the benchmark index for the three year period, above the median return of the Morningstar peer group and below the benchmark index for the five year period and within range of the median return of the Morningstar peer group and above the benchmark index for the ten year period. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Social Awareness Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A
Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012

Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company

				N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A
Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A
Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Social Awareness Fund–20

LVIP Delaware Special Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Delaware Special Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Special Opportunities Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The VIP Delaware Special Opportunities Fund (“Fund”) returned 0.26% (Standard Class shares with distributions reinvested) for the year ended December 31, 2015, while its benchmark, the Russell Midcap® Value Index1 declined (4.78%).

For 2015, Russell U.S. value indices underperformed their growth counterparts. Large-cap stocks outperformed small-cap stocks, with the Russell 1000® Value Index2 declining 3.83% during the Fund’s fiscal year end the Russell 2000® Value Index3 down 7.47%.

A major drag on the returns for the Fund’s Index came from the energy sector, which fell 35% during the fiscal year. The transportation, basic industry, and capital spending sectors also detracted from Index returns. Contributing to the weakness in these sectors has been the broad decline in commodity prices, weaker global demand and dramatic cuts in capital spending budgets for energy related projects.

The decline in oil prices has had some positive effects such as lower gasoline prices, increased consumer confidence and spending, and a record new light vehicle sales. These factors, in addition to the continual decline during the year in the unemployment rate, helped the consumer staples, healthcare and consumer cyclicals sectors perform the strongest for the index.

In the Fund, broad based strong stock selection contributed to relative, outperformance. Stock selection in the basic industry sector was the leading contributor to outperformance, where a large position in specialty chemical company Cytec Industries added a full percentage point to the Fund’s return. In July, Cytec agreed to merge with European chemical company Solvay.

Stock selection in the financial services sector also was a positive contributor. The Fund benefited from HCC Insurance Holdings, a specialty property and casualty insurer, announcing that it had agreed to merge with Tokio Marine Holdings in a $7.5 billion deal. We were pleased to see the Fund benefit from a number of merger and acquisitions (M&A) during the fiscal year.

One of the sectors which detracted from the Fund’s performance was consumer services. Nordstrom and other retail companies reported soft earnings during the second half of 2015, as unseasonably warm fall weather negatively impacted sales. We reduced our exposure to Nordstrom, but continue to own shares, as we believe that long-term Nordstrom is well positioned to successfully respond to a rapidly changing retail environment.

The capital spending sector also detracted from performance during the fiscal year. North American construction and specialty equipment rental company United Rental, was negatively impacted by decelerating U.S. industrial output and the weakening energy industry. During the fourth quarter, the company reported sequential improvement in demand and utilization in the equipment rental market, generated strong free cash flow, and announced a new $1 billion share repurchase program. We continue to own shares of United Rentals.

At year end the Fund remained overweight in some of the more cyclical sectors as we believe valuations and free cash flow generation continue to be attractive in these sectors. The overweight sectors include financial service, consumer cyclical, technology, basic industry, and capital spending sectors. Defensive sectors, including real estate investment trusts (“REITs”) and utilities, remain unattractive to us on relative valuation basis and we remain underweight. We may look to add to the Fund’s weights in these defensive sectors if we see valuations contract to what we view as more reasonable levels relative to other sectors.

Christopher S. Beck, CFA

Steven G. Catricks, CFA

Kent P. Madden, CFA

Kelley A. McKee, CFA

Delaware Investments

The views expressed represent the Manager’s assessment of the Fund and market environment as of December 31, 2015, and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice. All securities discussed remain in the Fund unless stated otherwise. Past performance is no guarantee of future results.

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Special Opportunities Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,463. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $20,814. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Special Opportunities Fund–1

LVIP Delaware Special Opportunities Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+	0.26%
Five Years	+	9.48%
Ten Years	+	7.42%
Service Class Shares
One Year	–	0.09%
Five Years	+	9.10%
Ten Years	+	7.07%

1.	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

2.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

3.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2016 Delaware Management Holdings, Inc.

LVIP Delaware Special Opportunities Fund–2

LVIP Delaware Special Opportunities Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$949.20	0.45%	$2.21
Service Class Shares	1,000.00	947.50	0.80%	3.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
Service Class Shares	1,000.00	1,021.17	0.80%	4.08

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Special Opportunities Fund–3

LVIP Delaware Special Opportunities Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	98.02%
Auto Components	2.09%
Banks	10.37%
Beverages	1.70%
Capital Markets	2.18%
Chemicals	6.97%
Commercial Services & Supplies	0.40%
Construction & Engineering	1.40%
Containers & Packaging	2.33%
Diversified Consumer Services	1.18%
Electric Utilities	3.58%
Electrical Equipment	1.24%
Electronic Equipment, Instruments & Components	2.61%
Energy Equipment & Services	2.39%
Food Products	1.21%
Health Care Equipment & Supplies	2.91%
Health Care Providers & Services	3.21%
Hotels, Restaurants & Leisure	1.38%
Household Durables	2.33%
Insurance	11.15%
IT Services	1.88%
Leisure Products	0.92%
Life Sciences Tools & Services	2.56%
Machinery	2.95%
Media	0.55%
Multiline Retail	1.31%
Multi-Utilities	2.58%
Oil, Gas & Consumable Fuels	3.85%
Pharmaceuticals	0.81%
Professional Services	1.30%
Real Estate Investment Trusts	7.05%
Road & Rail	1.84%
Semiconductors & Semiconductor Equipment	1.27%
Software	3.76%
Specialty Retail	0.41%
Technology Hardware, Storage & Peripherals	0.65%
Textiles, Apparel & Luxury Goods	0.75%
Tobacco	1.46%
Trading Companies & Distributors	1.49%
Money Market Fund	1.04%
Short-Term Investment	0.85%
Total Value of Securities	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
American Financial Group	3.39%
East West Bancorp	3.36%
Torchmark	2.44%
Raymond James Financial	2.18%
Comerica	2.15%
Synopsys	2.10%
Reinsurance Group of America	2.07%
Fiserv	1.88%
Avnet	1.86%
Berkley (W.R.)	1.85%
Total	23.28%

IT–Information Technology

LVIP Delaware Special Opportunities Fund–4

LVIP Delaware Special Opportunities Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.02%
Auto Components–2.09%
BorgWarner	104,700	$4,526,181
Johnson Controls	88,500	3,494,865
†Tenneco	91,300	4,191,583

		12,212,629

Banks–10.37%
Associated Banc-Corp	175,900	3,298,125
Bank of Hawaii	120,800	7,598,320
Comerica	300,700	12,578,281
East West Bancorp	471,800	19,608,008
Fifth Third Bancorp	375,400	7,545,540
Hancock Holding	210,700	5,303,319
Zions Bancorporation	168,800	4,608,240

		60,539,833

Beverages–1.70%
Dr Pepper Snapple Group	106,300	9,907,160

		9,907,160

Capital Markets–2.18%
Raymond James Financial	219,550	12,727,313

		12,727,313

Chemicals–6.97%
Albemarle	163,000	9,129,630
†Axalta Coating Systems	208,400	5,553,860
Celanese Class A	137,100	9,230,943
Eastman Chemical	105,800	7,142,558
†Grace (W.R.)	96,400	9,600,476

		40,657,467

Commercial Services & Supplies–0.40%
Brink’s	82,000	2,366,520

		2,366,520

Construction & Engineering–1.40%
†AECOM	141,700	4,255,251
KBR	230,400	3,898,368

		8,153,619

Containers & Packaging–2.33%
†Berry Plastics Group	217,382	7,864,881
Graphic Packaging Holding	445,800	5,719,614

		13,584,495

Diversified Consumer Services–1.18%
Service Corp International	264,900	6,892,698

		6,892,698

Electric Utilities–3.58%
Edison International	112,500	6,661,125
IDACORP	101,800	6,922,400
PPL	214,100	7,307,233

		20,890,758

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–1.24%
Regal Beloit	124,100	$7,262,332

		7,262,332

Electronic Equipment, Instruments & Components–2.61%
Avnet	252,900	10,834,236
†Keysight Technologies	155,950	4,418,063

		15,252,299

Energy Equipment & Services–2.39%
†Cameron International	67,500	4,266,000
Helmerich & Payne	50,700	2,714,985
Rowan	99,100	1,679,745
Superior Energy Services	392,400	5,285,628

		13,946,358

Food Products–1.21%
Tyson Foods Class A	132,700	7,076,891

		7,076,891

Health Care Equipment & Supplies–2.91%
Becton, Dickinson	57,400	8,844,766
Zimmer Biomet Holdings	79,100	8,114,869

		16,959,635

Health Care Providers & Services–3.21%
Cigna	40,500	5,926,365
†MEDNAX	59,500	4,263,770
Universal Health Services Class B	71,600	8,555,484

		18,745,619

Hotels, Restaurants & Leisure–1.38%
Bloomin’ Brands	211,300	3,568,857
Starwood Hotels & Resorts Worldwide	64,900	4,496,272

		8,065,129

Household Durables–2.33%
DR Horton	217,033	6,951,567
Newell Rubbermaid	150,300	6,625,224

		13,576,791

Insurance–11.15%
American Financial Group	274,650	19,796,772
Berkley (W.R.)	197,350	10,804,913
Reinsurance Group of America	141,000	12,062,550
Torchmark	249,450	14,258,562
Validus Holdings	176,500	8,170,185

		65,092,982

IT Services–1.88%
†Fiserv	119,700	10,947,762

		10,947,762

LVIP Delaware Special Opportunities Fund–5

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Leisure Products–0.92%
Hasbro	80,000	$5,388,800

		5,388,800

Life Sciences Tools & Services–2.56%
Agilent Technologies	166,700	6,969,727
Thermo Fisher Scientific	56,200	7,971,970

		14,941,697

Machinery–2.95%
ITT	235,400	8,549,728
Stanley Black & Decker	56,300	6,008,899
Terex	143,800	2,657,424

		17,216,051

Media–0.55%
Meredith	74,625	3,227,531

		3,227,531

Multiline Retail–1.31%
Macy’s	106,800	3,735,864
Nordstrom	78,600	3,915,066

		7,650,930

Multi-Utilities–2.58%
Public Service Enterprise Group	200,700	7,765,083
WEC Energy Group	142,600	7,316,806

		15,081,889

Oil, Gas & Consumable Fuels–3.85%
†Newfield Exploration	283,200	9,220,992
SM Energy	287,400	5,650,284
Tesoro	41,900	4,415,003
†Whiting Petroleum	337,300	3,184,112

		22,470,391

Pharmaceuticals–0.81%
†Mylan	87,300	4,720,311

		4,720,311

Professional Services–1.30%
ManpowerGroup	89,800	7,569,242

		7,569,242

Real Estate Investment Trusts–7.05%
Boston Properties	55,000	7,014,700
Brandywine Realty Trust	466,700	6,375,122
CBL & Associates Properties	367,500	4,545,975
Highwoods Properties	230,400	10,045,440
Host Hotels & Resorts	361,000	5,537,740
Kimco Realty	287,400	7,604,604

		41,123,581

Road & Rail–1.84%
Canadian National Railway	91,900	5,135,372

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail (continued)
CSX	216,200	$5,610,390

		10,745,762

Semiconductors & Semiconductor Equipment–1.27%
†Qorvo	40,600	2,066,540
Teradyne	258,000	5,332,860

		7,399,400

Software–3.76%
†Citrix Systems	41,900	3,169,735
Symantec	310,900	6,528,900
†Synopsys	268,400	12,241,724

		21,940,359

Specialty Retail–0.41%
Staples	254,300	2,408,221

		2,408,221

Technology Hardware, Storage & Peripherals–0.65%
Western Digital	63,200	3,795,160

		3,795,160

Textiles, Apparel & Luxury Goods–0.75%
VF	69,900	4,351,275

		4,351,275

Tobacco–1.46%
Reynolds American	184,900	8,533,135

		8,533,135

Trading Companies & Distributors–1.49%
†United Rentals	119,900	8,697,546

		8,697,546

Total Common Stock (Cost $389,403,024)		572,119,571

MONEY MARKET FUND–1.04%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	6,052,232	6,052,232

Total Money Market Fund (Cost $6,052,232)		6,052,232

	Principal Amount°

SHORT-TERM INVESTMENT–0.85%
≠Discounted Commercial Paper–0.85%
BNP Paribas NY Branch 0.20% 1/4/16	5,000,000	4,999,917

Total Short-Term Investment (Cost $4,999,917)		4,999,917

LVIP Delaware Special Opportunities Fund–6

LVIP Delaware Special Opportunities Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.91% (Cost $400,455,173)	$583,171,720
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	515,007

NET ASSETS APPLICABLE TO 15,189,889 SHARES OUTSTANDING–100.00%	$583,686,727

NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND STANDARD CLASS ($497,273,192 / 12,936,066 Shares)	$38.441
NET ASSET VALUE PER SHARE–LVIP DELAWARE SPECIAL OPPORTUNITIES FUND SERVICE CLASS ($86,413,535 / 2,253,823 Shares)	$38.341

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$317,599,729
Undistributed net investment income	74,549
Accumulated net realized gain on investments	83,295,832
Net unrealized appreciation of investments	182,716,617

Total net assets	$583,686,727

†	Non-income producing for the period.

«	Includes $422,581 payable for fund shares redeemed and $223,766 due to manager and affiliates as of December 31, 2015.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–7

LVIP Delaware Special Opportunities Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$10,351,727
Interest	13,644
Foreign tax withheld	(15,035)

10,350,336

EXPENSES:
Management fees	2,450,872
Distribution fees-Service Class	306,851
Accounting and administration expenses	149,932
Reports and statements to shareholders	68,732
Professional fees	37,813
Trustees’ fees and expenses	15,145
Custodian fees	7,136
Consulting fees	2,181
Pricing fees	510
Other	9,061

Total operating expenses	3,048,233

NET INVESTMENT INCOME	7,302,103

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	83,955,782
Foreign currencies	(580)
Foreign currency exchange contracts	(517)

Net realized gain	83,954,685

Net change in unrealized appreciation (depreciation) of:
Investments	(88,640,911)
Foreign currencies	94

Net change in unrealized appreciation (depreciation)	(88,640,817)

NET REALIZED AND UNREALIZED LOSS	(4,686,132)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,615,971

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,302,103	$6,987,783
Net realized gain	83,954,685	47,260,745
Net change in unrealized appreciation (depreciation)	(88,640,817)	(6,086,678)

Net increase in net assets resulting from operations	2,615,971	48,161,850

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(6,438,561)	(7,447,907)
Service Class	(787,896)	(863,777)
Net realized gain:
Standard Class	(37,081,332)	(26,412,959)
Service Class	(6,065,216)	(4,083,112)

	(50,373,005)	(38,807,755)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,149,611	21,581,877
Service Class	13,551,189	11,196,374
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	43,519,893	33,860,866
Service Class	6,853,112	4,946,888

	77,073,805	71,586,005

Cost of shares redeemed:
Standard Class	(80,055,505)	(76,037,418)
Service Class	(15,214,128)	(15,014,646)

	(95,269,633)	(91,052,064)

Decrease in net assets derived from capital share transactions	(18,195,828)	(19,466,059)

NET DECREASE IN NET ASSETS	(65,952,862)	(10,111,964)
NET ASSETS:
Beginning of year	649,639,589	659,751,553

End of year	$583,686,727	$649,639,589

Undistributed net investment income	$74,549	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund—8

LVIP Delaware Special Opportunities Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Standard Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$41.904	$41.371	$34.125	$33.749	$39.323

Income (loss) from investment operations:
Net investment income[1]	0.509	0.471	0.441	0.470	0.345
Net realized and unrealized gain (loss)	(0.451)	2.651	10.699	4.485	(2.624)

Total from investment operations	0.058	3.122	11.140	4.955	(2.279)

Less dividends and distributions from:
Net investment income	(0.502)	(0.564)	(0.434)	(0.269)	(0.115)
Net realized gain	(3.019)	(2.025)	(3.460)	(4.310)	(3.180)

Total dividends and distributions	(3.521)	(2.589)	(3.894)	(4.579)	(3.295)

Net asset value, end of period	$38.441	$41.904	$41.371	$34.125	$33.749

Total return[2]	0.26%	7.63%	33.78%	14.94%	(5.20% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$497,273	$561,547	$573,997	$473,471	$467,227
Ratio of expenses to average net assets	0.44%	0.43%	0.46%	0.47%	0.46%
Ratio of net investment income to average net assets	1.21%	1.10%	1.13%	1.32%	0.90%
Portfolio turnover	19%	7%	13%	11%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–9

LVIP Delaware Special Opportunities Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Delaware Special Opportunities Fund Service Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$41.801	$41.280	$34.069	$33.702	$39.288

Income (loss) from investment operations:
Net investment income[1]	0.359	0.320	0.304	0.344	0.208
Net realized and unrealized gain (loss)	(0.445)	2.641	10.665	4.477	(2.614)

Total from investment operations	(0.086)	2.961	10.969	4.821	(2.406)

Less dividends and distributions from:
Net investment income	(0.355)	(0.415)	(0.298)	(0.144)	—
Net realized gain	(3.019)	(2.025)	(3.460)	(4.310)	(3.180)

Total dividends and distributions	(3.374)	(2.440)	(3.758)	(4.454)	(3.180)

Net asset value, end of period	$38.341	$41.801	$41.280	$34.069	$33.702

Total return[2]	(0.09% )	7.26%	33.32%	14.54%	(5.53% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86,414	$88,093	$85,755	$64,617	$61,431
Ratio of expenses to average net assets	0.79%	0.78%	0.81%	0.82%	0.81%
Ratio of net investment income to average net assets	0.86%	0.75%	0.78%	0.97%	0.55%
Portfolio turnover	19%	7%	13%	11%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Special Opportunities Fund–10

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Special Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York “LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Delaware Special Opportunities Fund–11

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $670 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of average daily net assets of the Fund; 0.40% of the next $200 million; and 0.30% of average daily net assets of the Fund in excess of $400 million.

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$27,300
Legal	7,617

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $58,351 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is 0.35% of average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$198,006
Distribution fees payable to LFD	25,760

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Delaware Special Opportunities Fund–12

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$115,302,183
Sales	165,726,566

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$400,455,173

Aggregate unrealized appreciation	$229,291,726
Aggregate unrealized depreciation	(46,575,179)

Net unrealized appreciation	$182,716,547

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock	$572,119,571	$—	$572,119,571
Money Market Fund	6,052,232	—	6,052,232
Short-Term Investment	—	4,999,917	4,999,917

Total	$578,171,803	$4,999,917	$583,171,720

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$7,884,819	$10,957,695
Long-term capital gains	42,488,186	27,850,060

Total	$50,373,005	$38,807,755

LVIP Delaware Special Opportunities Fund–13

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$317,599,729
Undistributed ordinary income	277,713
Undistributed long-term capital gains	83,092,668
Net unrealized appreciation	182,716,617

Net assets	$583,686,727

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investments Income	Accumulated Net Realized Gain
$(1,097)	$1,097

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	310,536	503,308
Service Class	328,828	265,268
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,135,159	808,696
Service Class	179,726	118,634

	1,954,249	1,695,906

Shares redeemed:
Standard Class	(1,910,457)	(1,785,409)
Service Class	(362,141)	(353,878)

	(2,272,598)	(2,139,287)

Net decrease	(318,349)	(443,381)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts –The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

No foreign currency exchange contracts were outstanding at December 31, 2015.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

LVIP Delaware Special Opportunities Fund–14

LVIP Delaware Special Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(517)	$—

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Delaware Special Opportunities Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Delaware Special Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Delaware Special Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Delaware Special Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Delaware Special Opportunities Fund–16

LVIP Delaware Special Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
84.35%	15.65%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Delaware Special Opportunities Fund–17

LVIP Delaware Special Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap® Value Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods and within range of the median return of the Morningstar peer group and below the benchmark index for the ten year period. The Board considered LIAC’s statement that the Fund’s overweight position to the energy sector had been a major detractor over the last several years, as was the avoidance of REITS in 2014 and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedules were negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for each Delaware Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Delaware Special Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A
Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England
Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A
Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Delaware Special Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A
Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A
Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012

Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company

				N/A	N/A
William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011

Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company

				N/A	N/A

LVIP Delaware Special Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A
Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A
Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014

Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments

				N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Delaware Special Opportunities Fund–21

LVIP Dimensional International Core Equity Managed Volatility Fund

(formerly LVIP Dimensional Non-U.S. Equity RPM Fund)

a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP Dimensional International Core Equity Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The LVIP Dimensional International Core Equity Managed Volatility Fund returned (3.97%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI All Country World ex USA® Index1 returned (5.66%).

Equity markets started the year generally in good shape driven by monetary stimulus efforts from foreign central banks. European Central Bank President Mario Draghi’s commitment to revitalize and stimulate growth in the Eurozone began in earnest in March with commencement of its quantitative easing program. Developed international stocks and emerging market equities got off to a nice start in the first four months of the year as the MSCI EAFE® NR Index2 and MSCI Emerging Markets NR Index3 returned over 9% and 10% respectively. The Swiss National Bank caught capital market participants off guard as they unpegged their currency from the Euro. The continued decline in oil prices had a negative impact on the sovereign rating of countries like Russia.

Within the U.S., economic data trended positively as the unemployment rate fell to levels not seen since 2008. Federal Reserve Bank Chairwoman Janet Yellen reiterated any potential rate hike would be data dependent as she noted wage growth and lack of inflation concerns. Continued merger and acquisition activity served as a tailwind for stocks driven by Staples’ takeover announcement of rival Office Depot amongst others. After outperforming its peers in 2014, U.S. large cap equities, represented by the S&P 500® Index4, returned a little less than 2% in the first four months of the year.

Investors were attracted to US bonds in the first four months of the year due to a strengthening dollar associated with higher quality paper. The Barclays Capital U.S. Aggregate Bond Index5 delivered returns of 1.24% to start the year over this period. The 10 year Treasury yield6 closed this timeframe at a reading of 2.03%, which was down from 2.17% from the start of the year.

The non-US Equity portion of the LVIP Dimensional International Core Equity Managed Volatility Fund had mixed results relative to their respective benchmarks during the first four months of the year. Exposure to the DFA International Real Estate Securities Fund and LVIP Money Market Fund detracted from performance. The DFA International Small Cap Value Fund aided relative performance.

The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. While the four months of 2015 was a decent period for developed international equities, there were periods of time when markets experienced higher volatility as a result of the future of global central bank policy along with other macro events. During these periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. Overall, the volatility management strategy detracted from results during this period which saw positive equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Core Equity Fund for the period May 1, 2015 – December 31, 2015 (“Underlying Fund”)

In US dollar terms, developed ex US markets posted negative returns for the period from May 1, 2015, through December 31, 2015. Using the MSCI All Country World ex USA IMI7 (net dividends) as a proxy, ex US developed markets returned (9.6%). Along the market capitalization dimension, small-cap stocks (MSCI All Country World ex USA Small Cap Index8) outperformed large- and mid-cap stocks (MSCI All Country World ex USA® Index) by 7.0% for the period. Along the relative price dimension, large- and mid-cap value stocks (MSCI All Country World ex USA Value Index9) underperformed large- and mid-cap growth stocks (MSCI All Country World ex USA Growth Index10) by 7.3%, and small-cap value stocks (MSCI All Country World ex USA Small Cap Value Index11) underperformed small-cap growth stocks (MSCI All Country World ex USA Small Cap Growth Index12) by 7.6%.

With small-cap stocks outperforming large-cap stocks in developed ex US markets for the period, the primary driver of the Underlying Fund’s outperformance was its inclusion of and emphasis on small-cap securities, particularly in Japan and the UK. The benchmark is primarily composed of large- and mid-cap securities. Conversely, the Underlying Fund’s greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed during the period.

The Underlying Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex US markets with a particular emphasis toward small-cap stocks, value stocks, and stocks with greater profitability. As a result of the Underlying Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex US equity markets rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Underlying Fund.

LVIP Dimensional International Core Equity Managed Volatility Fund–1

LVIP Dimensional International Core Equity Managed Volatility Fund

2015 Annual Report Commentary (continued)

LVIP Dimensional International Core Equity Managed Volatility Fund

Growth of $10,000 invested 5/2/11 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,684 for the Standard Class shares and decreased to $9,572 for the Service Class shares. For comparison, look at how the MSCI All Country World ex U.S. Index (net dividends) did from 5/2/11 through 12/31/15. The same $10,000 investment would have decreased to $9,719. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One year	–	3.97%
Inception (5/2/11)	–	0.69%
Service Class Shares
One year	–	4.21%
Inception (5/2/11)	–	0.93%

1.

The MSCI All Country World ex USA® Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

2.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-based securities with at least one year to maturity and at least $250 million par amount outstanding.

6.	The 10 year Treasury yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The MSCI All Country World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI All Country World ex USA Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap representation in 22 of 23 developed markets (excluding the U.S.), and 23 emerging markets.

9.

The MSCI All Country World ex USA Value Index is a free float-adjusted market capitalization index that is designed to measure large and mid-cap securities exhibiting overall value style characteristics across 22 developed markets (excluding the U.S.).

10.

The MSCI All Country World ex USA Growth Index is a free float-adjusted market capitalization index that is designed to measure large and mid-cap securities exhibiting overall growth style characteristics across 22 developed markets (excluding the U.S.).

11.

The MSCI All Country World ex USA Small Cap Value Index is a free float-adjusted market capitalization index that is designed to measure small cap securities exhibiting overall value style characteristics across 22 developed markets (excluding the U.S.).

12.

The MSCI All Country World ex USA Small Cap Growth Index is a free float-adjusted market capitalization index that is designed to measure small cap securities exhibiting overall growth style characteristics across 22 developed markets (excluding the U.S.).

LVIP Dimensional International Core Equity Managed Volatility Fund–2

LVIP Dimensional International Core Equity Managed Volatility Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

LVIP Dimensional International Core Equity Managed Volatility Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$916.00	0.12%	$0.58
Service Class Shares	1,000.00	914.80	0.37%	1.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.60	0.12%	$0.61
Service Class Shares	1,000.00	1,023.34	0.37%	1.89

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional International Core Equity Managed Volatility Fund–3

LVIP Dimensional International Core Equity Managed Volatility Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2015

LVIP Dimensional International Core Equity

Managed Volatility Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	93.10%
International Equity Fund	93.10%
Unaffiliated Investment Company	6.96%
Money Market Fund	6.96%
Total Value of Securities	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%

LVIP Dimensional International Core Equity Managed Volatility Fund–4

LVIP Dimensional International Core Equity Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–93.10%
International Equity Fund–93.10%
*Lincoln Variable Insurance Products Trust - LVIP Dimensional International Core Equity Fund	27,187,322	$244,278,089

Total Affiliated Investment Company (Cost $268,335,992)		244,278,089

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–6.96%
Money Market Fund–6.96%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	18,244,877	$18,244,877

Total Unaffiliated Investment Company (Cost $18,244,877)		18,244,877

TOTAL VALUE OF SECURITIES–100.06% (Cost $286,580,869)	262,522,966
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(148,438)

NET ASSETS APPLICABLE TO 29,341,289 SHARES OUTSTANDING–100.00%	$262,374,528

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
8 British Pound Currency	$ 746,894	$ 736,700	3/15/16	$ (10,194)
9 Euro Currency	1,235,260	1,224,675	3/15/16	(10,585)
36 Euro STOXX 50 Index	1,284,688	1,283,958	3/21/16	(730)
8 FTSE 100 Index	733,280	730,992	3/21/16	(2,288)
9 Japanese Yen Currency	936,991	937,406	3/15/16	415
6 Nikkei 225 Index (OSE)	938,466	949,917	3/11/16	11,451

				$ (11,931)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

OSE–Osaka Securities Exchange
1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Managed Volatility Fund–5

LVIP Dimensional International Core Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment company, at value	$244,278,089
Investments in unaffiliated investment company, at value	18,244,877
Cash collateral held at broker for futures contracts	8,075,085
Receivables for fund shares sold	258,283
Dividends receivable from investment companies	137

TOTAL ASSETS	270,856,471

LIABILITIES:
Foreign currencies collateral due to broker	7,778,092
Payables for investment companies purchased	354,421
Payables for fund shares redeemed	247,574
Due to manager and affiliates	62,993
Accrued expenses payable	26,932
Net unrealized depreciation on futures contracts	11,931

TOTAL LIABILITIES	8,481,943

TOTAL NET ASSETS	$262,374,528

Investments in affiliated investment company, at cost	$268,335,992
Investments in unaffiliated investment company, at cost	18,244,877

Standard Class:
Net Assets	$16,021,893
Shares Outstanding	1,791,916
Net Asset Value Per Share	$8.941

Service Class:
Net Assets	$246,352,635
Shares Outstanding	27,549,373
Net Asset Value Per Share	$8.942

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$282,513,160
Accumulated net realized gain on investments	3,931,202
Net unrealized depreciation of investments and derivatives	(24,069,834)

TOTAL NET ASSETS	$262,374,528

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Managed Volatility Fund–6

LVIP Dimensional International Core Equity Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment companies	$2,561,740
Dividends from unaffiliated investment companies	145,163

2,706,903

EXPENSES:
Management fees	607,588
Distribution fees-Service Class	548,994
Accounting and administration expenses	130,562
Reports and statements to shareholders	26,537
Professional fees	24,424
Custodian fees	5,572
Trustees’ fees and expenses	5,277
Consulting fees	3,709
Pricing fees	283
Other	1,378

1,354,324
Less management fees waived	(334,696)

Total operating expenses	1,019,628

NET INVESTMENT INCOME	1,687,275

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of investments in affiliated investment companies	(150,015)
Sale of investments in unaffiliated investment companies	18,712,038
Foreign currencies	(17,033)
Futures contracts	(7,278,400)

Net realized gain	11,266,590

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(24,057,903)
Investments in unaffiliated investment companies	(336,591)
Futures contracts	194,290

Net change in unrealized appreciation (depreciation)	(24,200,204)

NET REALIZED AND UNREALIZED LOSS	(12,933,614)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,246,339)

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,687,275	$4,384,234
Net realized gain (loss)	11,266,590	(4,871,942)
Net change in unrealized appreciation (depreciation)	(24,200,204)	(15,817,280)

Net decrease in net assets resulting from operations	(11,246,339)	(16,304,988)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(162,023)	(682,934)
Service Class	(1,803,734)	(3,488,741)

	(1,965,757)	(4,171,675)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,612,006	12,692,029
Service Class	105,859,586	118,118,375
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	162,023	682,934
Service Class	1,803,734	3,488,741

	114,437,349	134,982,079

Cost of shares redeemed:
Standard Class	(25,077,487)	(12,163,617)
Service Class	(29,256,855)	(22,520,057)

	(54,334,342)	(34,683,674)

Increase in net assets derived from capital share transactions	60,103,007	100,298,405

NET INCREASE IN NET ASSETS	46,890,911	79,821,742
NET ASSETS:
Beginning of year	215,483,617	135,661,875

End of year	$262,374,528	$215,483,617

Undistributed net investment income	$—	$277,996

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Managed Volatility Fund–7

LVIP Dimensional International Core Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
		Year Ended			5/2/11[1] to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.403	$10.391	$9.202	$7.951	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.089	0.270	0.246	0.310	0.280
Net realized and unrealized gain (loss)	(0.461)	(1.048)	1.142	1.172	(2.306)

Total from investment operations	(0.372)	(0.778)	1.388	1.482	(2.026)

Less dividends and distributions from:
Net investment income	(0.090)	(0.210)	(0.187)	(0.212)	(0.023)
Net realized gain	—	—	(0.012)	(0.019)	—

Total dividends and distributions	(0.090)	(0.210)	(0.199)	(0.231)	(0.023)

Net asset value, end of period	$8.941	$9.403	$10.391	$9.202	$7.951

Total return[3]	(3.97% )	(7.50% )	15.12%	18.77%	(20.26% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,022	$33,237	$34,646	$21,171	$7,955
Ratio of expenses to average net assets[4]	0.19%	0.33%	0.33%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.33%	0.37%	0.50%	1.52%
Ratio of net investment income to average net assets	0.92%	2.62%	2.50%	3.60%	5.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.78%	2.62%	2.46%	3.40%	4.04%
Portfolio turnover	119% [5]	13%	13%	11%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Managed Volatility Fund–8

LVIP Dimensional International Core Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.403	$10.390	$9.202	$7.954	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.064	0.243	0.223	0.288	0.271
Net realized and unrealized gain (loss)	(0.458)	(1.046)	1.139	1.171	(2.310)

Total from investment operations	(0.394)	(0.803)	1.362	1.459	(2.039)

Less dividends and distributions from:
Net investment income	(0.067)	(0.184)	(0.162)	(0.192)	(0.007)
Net realized gain	—	—	(0.012)	(0.019)	—

Total dividends and distributions	(0.067)	(0.184)	(0.174)	(0.211)	(0.007)

Net asset value, end of period	$8.942	$9.403	$10.390	$9.202	$7.954

Total return[3]	(4.21% )	(7.74% )	14.84%	18.47%	(20.39% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$246,353	$182,247	$101,016	$30,083	$14,579
Ratio of expenses to average net assets[4]	0.44%	0.58%	0.58%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.58%	0.62%	0.75%	1.77%
Ratio of net investment income to average net assets	0.67%	2.37%	2.25%	3.35%	5.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.53%	2.37%	2.21%	3.15%	3.79%
Portfolio turnover	119% [5]	13%	13%	11%	5%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Managed Volatility Fund–9

LVIP Dimensional International Core Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Managed Volatility Fund (formerly, LVIP Dimensional Non-U.S. Equity RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of fund structure and invests a significant portion of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax position taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012-December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP Dimensional International Core Equity Managed Volatility Fund–10

LVIP Dimensional International Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, providing certain administrative services to the Fund, and managing the Fund’s volatility strategy. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2015, LIAC has contractually agreed to waive 0.20% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Prior to May 1, 2015, LIAC had also agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceeded the following percentages of average net assets:

Standard Class	0.35%
Service Class	0.60%

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$10,281
Legal	2,861

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,281 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,255 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12-b1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds and has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$11,068
Distribution fees payable to LFD	51,925

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Dimensional International Core Equity Managed Volatility Fund–11

LVIP Dimensional International Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act are investments that have a common investment adviser (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value, Beginning of Period 12/31/14	Purchases	Sales Proceeds	Realized Gain (Loss) on Investments Sold	Value, End of Period 12/31/15	Dividends	Capital Gain Distributions
LVIP Dimensional International Core Equity Fund	$—	$296,601,255	$28,115,248	$(150,015)	$244,278,089	$2,561,426	$—
LVIP Money Market Fund	4,140,310	506,151	4,646,461	—	—	314	—

Total	$4,140,310	$297,107,406	$32,761,709	$(150,015)	$244,278,089	$2,561,740	$—

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$318,764,873
Sales	270,558,737

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$287,225,972

Aggregate unrealized depreciation	(24,703,006)

Net unrealized depreciation	$(24,703,006)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$262,522,966

Futures Contracts	$(11,931)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Dimensional International Core Equity Managed Volatility Fund–12

LVIP Dimensional International Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$1,948,238	$4,171,675
Long-term capital gain	17,519	—

Total	$1,965,757	$4,171,675

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$282,513,160
Undistributed long-term capital gains	4,552,923
Net unrealized depreciation	(24,691,555)

Net assets	$262,374,528

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of futures contracts and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency contracts and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$486	$(486)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During the fiscal year 2015 the Funds utilized $6,368,432 of capital loss carryforwards.

LVIP Dimensional International Core Equity Managed Volatility Fund–13

LVIP Dimensional International Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	685,510	1,252,017
Service Class	11,026,039	11,498,313
Shares issued upon reinvestment of dividends and distributions:
Standard Class	17,990	72,230
Service Class	200,366	368,886

	11,929,905	13,191,446

Shares redeemed:
Standard Class	(2,446,388)	(1,123,609)
Service Class	(3,058,955)	(2,207,627)

	(5,505,343)	(3,331,236)

Net increase	6,424,562	9,860,210

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	$11,451	Net unrealized depreciation from open futures contracts	$(3,018)
Currency contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	415	Net unrealized depreciation from open futures contracts	(20,779)

Total		$11,866		$(23,797)

LVIP Dimensional International Core Equity Managed Volatility Fund–14

LVIP Dimensional International Core Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(10,055,442)	$470,020
Currency contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,777,042	(275,730)

Total		$(7,278,400)	$194,290

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$8,061,789	$47,525,632

8. Credit and Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal to change the Fund’s name, investment strategies, and risks. Effective February 8, 2016, The Fund’s name will be LVIP Dimensional International Equity Managed Volatility Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional International Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional International Core Equity Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Dimensional International Core Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional International Core Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Dimensional International Core Equity Managed Volatility Fund–16

LVIP Dimensional International Core Equity Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Funds report distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.89%	99.11%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the LVIP Dimensional International Core Equity Managed Volatility Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE Net Risk Control 10% Total Return Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one and three year periods. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and the standard deviation

LVIP Dimensional International Core Equity Managed Volatility Fund–17

LVIP Dimensional International Core Equity Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

of the benchmark index. The Board also considered that the managed volatility strategy was implemented for the Fund in April 2013. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund is fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Dimensional International Core Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Dimensional International Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Dimensional International Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional International Core Equity Managed Volatility Fund–21

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (formerly LVIP Dimensional U.S. Equity RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund returned (7.61%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 3000® Index1, returned 0.48%.

Equity markets started the year generally in good shape driven by monetary stimulus efforts from foreign central banks. European Central Bank President Mario Draghi’s commitment to revitalize and stimulate growth in the Eurozone began in earnest in March with commencement of its quantitative easing program. Developed international stocks and emerging market equities got off to a nice start in the first four months of the year as the MSCI EAFE® NR Index2 and MSCI Emerging Markets NR Index3 returned over 9% and 10% respectively. The Swiss National Bank caught capital market participants off guard as they unpegged their currency from the Euro. The continued decline in oil prices had a negative impact on the sovereign rating of countries like Russia.

Within the U.S., economic data trended positively as the unemployment rate fell to levels not seen since 2008. Federal Reserve Bank Chairwoman Janet Yellen reiterated any potential rate hike would be data dependent as she noted wage growth and lack of inflation concerns. Continued merger & acquisition activity served as a tailwind for stocks driven by Staples’ takeover announcement of rival Office Depot amongst others. After outperforming its peers in 2014 U.S. large cap equities, represented by the S&P 500® Index4, returned a little less than 2% in the first four months of the year.

Investors were attracted to US bonds in the first four months of the year due to a strengthening dollar associated with higher quality paper. The Barclays Capital U.S. Aggregate Bond Index5 delivered returns of 1.24% to start the year over this period. The 10 year Treasury yield6 closed this timeframe at a reading of 2.03%, which was down from 2.17% from the start of the year.

The LVIP Dimensional US Core Equity 2 Managed Volatility Fund was generally hurt by its broadly diversified U.S. equity exposure during the period due to its bias towards Value equities. Relative to the Russell 3000® Index, detractors included the DFA Real Estate Securities Fund and the DFA US Small Cap Equity Fund. Contributors included the DFA US Core Equity 1 Fund.

The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. While the four months of 2015 was a decent period for large cap equities, there were periods of time when markets experienced higher volatility as a result of the future of global central bank policy along with other macro events. During these periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. Overall, the volatility management strategy detracted from results during this period which saw positive equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional U.S. Core Equity 2 Fund for the period May 1, 2015 – December 31, 2015 (“Underlying Fund”)

The US market posted negative returns for the period from May 1, 2015 through December 31, 2015, but outperformed both developed ex US and emerging markets. The US market, as represented by the Russell 3000® Index, had a return of (1.7%), as compared to (9.6%) for the MSCI World ex USA IMI7 (net dividends), and (22.0%) for the MSCI Emerging Markets IMI8 (net dividends). Along the market capitalization dimension, small-cap stocks (Russell 2000® Index9) underperformed large-cap stocks (Russell 1000® Index10) by 4.6% for the period. Along the relative price dimension, large-cap value stocks (Russell 1000® Value Index11) underperformed growth stocks (Russell 1000® Growth Index12) by 5.3%, and small-cap value stocks (Russell 2000® Value Index13) underperformed small-cap growth stocks (Russell 2000® Growth Index14) by 2.6%.

The Underlying Fund has a lesser allocation than the Russell 3000® Index to large-cap stocks, which was the primary contributor to the Underlying Fund’s underperformance over the period. Compared to the Index, the Underlying Fund has a greater allocation to deeper value stocks, defined as those stocks with lower price-to-book ratios. The Underlying Fund’s greater relative exposure to value stocks was a secondary source of underperformance over the period.

The Underlying Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the US market with a particular emphasis toward small-cap stocks, value stocks, and stocks with greater profitability. As a result of the Underlying Fund’s diversified investment approach, performance is determined principally by broad trends in US equities rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Underlying Fund.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–1

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

2015 Annual Report Commentary (continued)

LVIP Dimensional U.S. Core Equity 2 Managed

Volatility Fund

Growth of $10,000 invested 5/2/11 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,559 for the Standard Class shares and to $13,404 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/15. The same $10,000 investment would have increased to $16,216. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	7.61%
Inception (5/2/11)	+	6.73%
Service Class Shares
One Year	–	7.85%
Inception (5/2/11)	+	6.47%

1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

2.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-based securities with at least one year to maturity and at least $250 million par amount outstanding.

6.	The 10 year Treasury yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The MSCI World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Markets Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index.

10.	The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

11.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

12.	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

13.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

14.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–2

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$927.20	0.11%	$0.53
Service Class Shares	1,000.00	925.90	0.36%	1.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.65	0.11%	$0.56
Service Class Shares	1,000.00	1,023.39	0.36%	1.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–3

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Security Type/Sector Allocations (unaudited)

As of December 31, 2015

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	92.99%
Equity Fund	92.99%
Unaffiliated Investment Company	5.92%
Money Market Fund	5.92%
Total Value of Securities	98.91%
Receivables and Other Assets Net of Liabilities	1.09%
Total Net Assets	100.00%

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–4

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–92.99%
Equity Fund–92.99%
*Lincoln Variable Insurance Products Trust - LVIP Dimensional U.S. Core Equity 2 Fund	44,711,006	$418,584,434

Total Affiliated Investment Company (Cost $444,700,956)		418,584,434

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–5.92%
Money Market Fund–5.92%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	26,660,667	$26,660,667

Total Unaffiliated Investment Company (Cost $26,660,667)		26,660,667

TOTAL VALUE OF SECURITIES–98.91% (Cost $471,361,623)	445,245,101
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.09%	4,919,193

NET ASSETS APPLICABLE TO 34,855,177 SHARES OUTSTANDING–100.00%	$450,164,294

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(188) E-mini Russell 2000 Index	$(21,054,805)	$(21,272,200)	3/19/16	$ (217,395)
(579) E-mini S&P 500 Index	(58,159,928)	(58,924,830)	3/19/16	(764,902)
(181) E-mini S&P MidCap 400 Index	(24,947,471)	(25,222,350)	3/19/16	(274,879)

				$(1,257,176)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–5

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment company, at value	$418,584,434
Investments in unaffiliated investment company, at value	26,660,667
Cash collateral held at broker for futures contracts	7,155,815
Receivables for fund shares sold	581,883
Dividends receivable from investment companies	230

TOTAL ASSETS	452,983,029

LIABILITIES:
Net unrealized depreciation on futures contracts	1,257,176
Payables for fund shares redeemed	939,658
Payable for investment companies purchased	479,150
Due to manager and affiliates	109,940
Accrued expenses payable	32,811

TOTAL LIABILITIES	2,818,735

TOTAL NET ASSETS	$450,164,294

Investments in affiliated investment company, at cost	$444,700,956
Investments in unaffiliated investment company, at cost	26,660,667

Standard Class :
Net Assets	$20,947,294
Shares Outstanding	1,621,459
Net Asset Value Per Share	$12.919

Service Class :
Net Assets	$429,217,000
Shares Outstanding	33,233,718
Net Asset Value Per Share	$12.915

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$433,909,067
Accumulated net realized gain on investments	43,628,925
Net unrealized depreciation of investments and derivatives	(27,373,698)

TOTAL NET ASSETS	$450,164,294

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–6

LVIP Dimensional U.S. Core Equity 2 Managed

Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment companies	$3,836,460
Dividends from unaffiliated investment companies	991,363

4,827,823

EXPENSES:
Management fees	1,061,062
Distribution fees-Service Class	1,005,328
Accounting and administration expenses	205,841
Professional fees	28,506
Reports and statements to shareholders	23,472
Trustees’ fees and expenses	9,042
Custodian fees	6,651
Consulting fees	3,822
Pricing fees	205
Other	2,325

2,346,254
Less management fees waived	(587,115)

Total operating expenses	1,759,139

NET INVESTMENT INCOME:	3,068,684

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	1,337,421
Sale of investments in affiliated investment companies	(809,826)
Sale of investments in unaffiliated investment companies	67,770,644
Futures contracts	(17,573,285)

Net realized gain	50,724,954

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(26,116,522)
Investments in unaffiliated investment companies	(62,332,713)
Futures contracts	(1,084,062)

Net change in unrealized appreciation (depreciation)	(89,533,297)

NET REALIZED AND UNREALIZED LOSS	(38,808,343)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,739,659)

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Managed

Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,068,684	$2,712,147
Net realized gain (loss)	50,724,954	(4,429,512)
Net change in unrealized appreciation (depreciation)	(89,533,297)	16,982,156

Net increase (decrease) in net assets resulting from operations	(35,739,659)	15,264,791

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(260,560)	(217,001)
Service Class	(4,167,321)	(2,506,607)

	(4,427,881)	(2,723,608)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,358,715	9,882,612
Service Class	159,560,746	174,179,783
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	260,560	217,001
Service Class	4,167,321	2,506,607

	172,347,342	186,786,003

Cost of shares redeemed:
Standard Class	(8,637,983)	(3,130,039)
Service Class	(52,536,562)	(52,338,524)

	(61,174,545)	(55,468,563)

Increase in net assets derived from capital share transactions	111,172,797	131,317,440

NET INCREASE IN NET ASSETS	71,005,257	143,858,623
NET ASSETS:
Beginning of year	379,159,037	235,300,414

End of year	$450,164,294	$379,159,037

Undistributed net investment income	$—	$93,985

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–7

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.157	$13.649	$ 10.715	$ 9.230	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.133	0.154	0.165	0.199	0.175
Net realized and unrealized gain (loss)	(1.210)	0.488	2.955	1.405	(0.932)

Total from investment operations	(1.077)	0.642	3.120	1.604	(0.757)

Less dividends and distributions from:
Net investment income	(0.161)	(0.134)	(0.125)	(0.117)	(0.013)
Net realized gain	—	—	(0.061)	(0.002)	—

Total dividends and distributions	(0.161)	(0.134)	(0.186)	(0.119)	(0.013)

Net asset value, end of period	$12.919	$14.157	$13.649	$ 10.715	$ 9.230

Total return[3]	(7.61% )	4.70%	29.18%	17.41%	(7.57% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,947	$22,848	$15,078	$ 2,558	$ 698
Ratio of expenses to average net assets[4]	0.18%	0.31%	0.32%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.33%	0.39%	1.08%
Ratio of net investment income to average net assets	0.96%	1.11%	1.31%	1.94%	2.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	1.11%	1.30%	1.85%	2.17%
Portfolio turnover	108%[5]	26%	15%	14%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–8

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$ 14.151	$ 13.645	$ 10.714	$ 9.229	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.098	0.119	0.133	0.174	0.160
Net realized and unrealized gain (loss)	(1.207)	0.487	2.953	1.403	(0.931)

Total from investment operations	(1.109)	0.606	3.086	1.577	(0.771)

Less dividends and distributions from:
Net investment income	(0.127)	(0.100)	(0.094)	(0.090)	—
Net realized gain	—	—	(0.061)	(0.002)	—

Total dividends and distributions	(0.127)	(0.100)	(0.155)	(0.092)	—

Net asset value, end of period	$ 12.915	$ 14.151	$ 13.645	$10.714	$ 9.229

Total return[3]	(7.85% )	4.44%	28.86%	17.12%	(7.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$429,217	$356,311	$220,223	$92,185	$24,883
Ratio of expenses to average net assets[4]	0.43%	0.56%	0.57%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.58%	0.64%	1.33%
Ratio of net investment income to average net assets	0.71%	0.86%	1.06%	1.69%	2.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.57%	0.86%	1.05%	1.60%	1.92%
Portfolio turnover	108%[5]	26%	15%	14%	6%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

[5]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–9

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (formerly, LVIP Dimensional U.S. Equity RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of fund structure and invests a significant portion of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax position taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012-December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–10

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, providing certain administrative services to the Fund, and managing the Fund’s volatility strategy. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. Effective May 1, 2015, LIAC has contractually agreed to waive 0.20% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$17,943
Legal	5,014

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,012 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,816 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12-b1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fee and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$19,066
Distribution fees payable to LFD	90,874

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value, Beginning			Realized Gain	Value, End
	of Period			(Loss) on	of Period		Capital Gain
	12/31/14	Purchases	Sales Proceeds	Investments Sold	12/31/15	Dividends	Distributions
LVIP Dimensional U.S. Core Equity 2 Fund	$—	$467,216,091	$21,705,309	$(809,826)	$418,584,434	$3,835,916	$1,337,421
LVIP Money Market Fund	7,133,102	820,701	7,953,803	—	—	544	—

Total	$7,133,102	$468,036,792	$29,659,112	$(809,826)	$418,584,434	$3,836,460	$1,337,421

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–11

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$507,726,912
Sales	425,182,460

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$472,193,692

Aggregate unrealized depreciation	(26,948,591)

Net unrealized depreciation	$(26,948,591)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$445,245,101

Futures Contracts	$(1,257,176)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$4,426,622	$2,723,608
Long-term capital gain	1,259	—

Total	$4,427,881	$2,723,608

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–12

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$433,909,067
Undistributed long-term capital gains	43,203,818
Net unrealized depreciation	(26,948,591)

Net assets	$450,164,294

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of futures contracts and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
$1,265,212	$(1,265,212)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During the fiscal year 2015 the Fund utilized $5,295,328 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	599,977	717,741
Service Class	11,527,629	12,646,019
Shares issued upon reinvestment of dividends and distributions:
Standard Class	20,044	15,195
Service Class	320,689	175,617

	12,468,339	13,554,572

Shares redeemed:
Standard Class	(612,490)	(223,691)
Service Class	(3,793,573)	(3,782,163)

	(4,406,063)	(4,005,854)

Net increase	8,062,276	9,548,718

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–13

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	$—	Net unrealized depreciation from open futures contracts	$(1,257,176)

The effect of derivative instruments on the Statement of Operations for the for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(17,573,285)	$(1,084,062)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative	Liability Derivative
	Volume	Volume
Futures contracts (average notional value)	$10,480,807	$47,648,260

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal to change the Fund’s name, investment strategies, and risks. Effective February 8, 2016, the Fund’s name will be LVIP Dimensional U.S. Equity Managed Volatility Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–15

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Funds report distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
0.03%	99.97%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Mid Relative Value funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period and below the median return of the performance peer group and above the return of the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–16

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

lower than the median standard deviation of the performance peer group and above the standard deviation of the benchmark index. The Board also considered that a managed volatility strategy was implemented for the Fund in April 2013. The Board noted LIAC’s view that the Fund’s higher exposure to small cap stocks and a value bias detracted from relative performance of the underlying fund, but that it remained comfortable with the investment strategy. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund is fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund–20

LVIP Dimensional/Vanguard Allocation Funds

LVIP Dimensional/Vanguard Total Bond Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP Dimensional/Vanguard Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds

2015 Annual Report Commentary (unaudited)

Advised by:

The LVIP Dimensional/Vanguard Total Bond Fund returned 0.31% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 0.55%.

The LVIP Vanguard Domestic Equity ETF Fund returned (0.31%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 3000® Index2, returned 0.48%.

The LVIP Vanguard International Equity ETF Fund returned (2.95%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI All Country World ex USA Index3 returned (5.66%).

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index4 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index5, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017 providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index6 lost (0.81%) and the MSCI Emerging Markets NR Index7 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20 SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil. Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield8, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index posted total returns of 0.55% during the year.

The Dimensional/Vanguard Total Bond Fund posted a positive total return during the year, a period when market interest rates moved slightly higher during the year. Leading contributors for the calendar year to total return versus the Barclays Capital U.S. Aggregate Bond Index included the Vanguard Mortgage-Backed Securities ETF and the DFA VA Global Bond Fund. Detractors to total return included Vanguard Long-Term Bond fund and the LVIP Money Market Fund.

The LVIP Vanguard Domestic Equity ETF Fund posted a negative return for the year as the Fund failed to benefit from broadly diversified U.S. equity exposure. Most holdings generally posted negative returns during the year. Relative to the Russell 3000® Index, contributors included the Vanguard Mega Cap Growth ETF and the Vanguard REIT ETF. Some of the detractors included exposure to U.S. small cap stocks through the Vanguard Small Cap Value ETF and Vanguard Small Cap Growth ETF.

The LVIP Vanguard International Equity ETF Fund posted a negative total return during the year as markets generally struggled around the world. Exposures to the Vanguard FTSE Pacific ETF, and the Vanguard FTSE All-World ex-US ETF were contributors to returns relative to the benchmark. Vanguard FTSE Emerging Markets ETF was a detractor for the year.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional/Vanguard Allocation Funds–1

LVIP Dimensional/Vanguard Allocation Funds

2015 Annual Report Commentary (continued)

LVIP Dimensional/Vanguard Total Bond Fund

Growth of $10,000 invested 5/2/11 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional/ Vanguard Total Bond Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value would have increased to $11,145 for the Standard Class shares and to $11,017 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did from 5/2/11 through 12/31/15. The same $10,000 investment would have increased to $11,537. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+	0.31%
Inception (5/2/11)	+	2.35%
Service Class Shares
One Year	+	0.06%
Inception (5/2/11)	+	2.09%

LVIP Vanguard Domestic Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,494 for the Standard Class shares and to $15,316 for the Service Class shares. For comparison, look at how the Russell 3000® Index did from 5/2/11 through 12/31/15. The same $10,000 investment would have increased to $16,216. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	0.31%
Inception (5/2/11)	+	9.82%

Service Class Shares
One Year	–	0.56%
Inception (5/2/11)	+	9.55%

LVIP Dimensional/Vanguard Allocation Funds–2

LVIP Dimensional/Vanguard Allocation Funds

2015 Annual Report Commentary (continued)

LVIP Vanguard International Equity ETF Fund

Growth of $10,000 invested 5/2/11 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,139 for the Standard Class shares and to $10,021 for the Service Class shares. For comparison, look at how the MSCI All Country World ex U.S. Index (net dividends) did from 5/2/11 through 12/31/15. The same $10,000 investment would have decreased to $9,719. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	2.95%
Inception (5/2/11)	+	0.30%

Service Class Shares
One Year	–	3.19%
Inception (5/2/11)	+	0.05%
1.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage and asset-based securities with at least one year to maturity and at least $250 million par amount outstanding.

2.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

3.

The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The net dividends calculation assumes reinvestment of dividends net of withholding taxes.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

6.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

LVIP Dimensional/Vanguard Allocation Funds–3

LVIP Dimensional/Vanguard Allocation Funds

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Dimensional/Vanguard Total Bond Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$1,004.20	0.23%	$1.16
Service Class Shares	1,000.00	1,003.00	0.48%	2.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.05	0.23%	$1.17
Service Class Shares	1,000.00	1,022.79	0.48%	2.45

LVIP Vanguard Domestic Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$986.10	0.25%	$1.25
Service Class Shares	1,000.00	984.90	0.50%	2.50
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

LVIP Vanguard International Equity ETF Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$916.80	0.27%	$1.30
Service Class Shares	1,000.00	915.60	0.52%	2.51
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

*	“Expenses Paid During Period” are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional/Vanguard Allocation Funds–4

LVIP Dimensional/Vanguard Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2015

LVIP Dimensional/Vanguard Total Bond Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	29.06%
Fixed Income Funds	27.05%
Money Market Fund	2.01%
Unaffiliated Investment Companies	71.44%
Fixed Income Funds	71.03%
Money Market Fund	0.41%
Total Value of Securities	100.50%
Liabilities Net of Receivables and Other Assets	(0.50%)
Total Net Assets	100.00%

LVIP Vanguard Domestic Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.02%
Money Market Fund	2.02%
Unaffiliated Investment Companies	98.45%
Equity Funds	98.16%
Money Market Fund	0.29%
Total Value of Securities	100.47%
Liabilities Net of Receivables and Other Assets	(0.47%)
Total Net Assets	100.00%

LVIP Vanguard International Equity ETF Fund

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	2.05%
Money Market Fund	2.05%
Unaffiliated Investment Companies	98.91%
International Equity Funds	98.22%
Money Market Fund	0.69%
Total Value of Securities	100.96%
Liabilities Net of Receivables and Other Assets	(0.96%)
Total Net Assets	100.00%

LVIP Dimensional/Vanguard Allocation Funds–5

LVIP Dimensional/Vanguard Total Bond Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–29.06%
Fixed Income Funds–27.05%
*DFA Intermediate Term Extended Quality Portfolio	6,947,039	$72,666,026
*DFA VA Global Bond Portfolio	2,726,047	29,059,661
*DFA VA Short-Term Fixed Portfolio	2,858,719	29,073,175

		130,798,862

Money Market Fund–2.01%
**LVIP Money Market Fund (seven-day effective yield 0.02%)	969,057	9,690,570

		9,690,570

Total Affiliated Investment Companies (Cost $142,215,793)		140,489,432

UNAFFILIATED INVESTMENT COMPANIES–71.44%
Fixed Income Funds–71.03%
*DFA Inflation Protected Securities Portfolio	2,120,136	24,127,146
*DFA One-Year Fixed Income Portfolio	2,826,634	29,057,799
*DFA Two-Year Global Fixed Income Portfolio	5,361,929	53,243,953

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Long-Term Bond ETF	166,497	$14,445,280
Vanguard Mortgage-Backed Securities ETF	1,097,639	57,790,693
Vanguard Short-Term Corporate Bond ETF	244,554	19,317,320
Vanguard Total Bond Market ETF	1,800,798	145,432,447

		343,414,638

Money Market Fund–0.41%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,979,651	1,979,651

		1,979,651

Total Unaffiliated Investment Companies (Cost $348,573,659)		345,394,289

TOTAL VALUE OF SECURITIES–100.50% (Cost $490,789,452)	485,883,721
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.50%)	(2,395,560)

NET ASSETS APPLICABLE TO 46,607,947 SHARES OUTSTANDING–100.00%	$483,488,161

*	Institutional Class shares.

**	Standard Class shares.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–6

LVIP Vanguard Domestic Equity ETF Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.02%
Money Market Fund–2.02%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund (seven-day effective yield 0.02%)	442,030	$4,420,302

Total Affiliated Investment Company (Cost $4,420,302)		4,420,302

UNAFFILIATED INVESTMENT COMPANIES–98.45%
Equity Funds–98.16%
Vanguard Dividend Appreciation ETF	282,633	21,977,542
Vanguard Mega Cap 300 Growth ETF	472,449	39,232,165
Vanguard Mega Cap 300 Value ETF	673,427	39,752,396
Vanguard Mid-Cap Growth ETF	109,619	10,932,303
Vanguard Mid-Cap Value ETF	126,279	10,853,680
Vanguard REIT ETF	57,891	4,615,649
Vanguard Small-Cap Growth ETF	53,555	6,503,719

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
Vanguard Small-Cap Value ETF	107,726	$10,640,097
Vanguard Total Stock Market ETF	607,539	63,372,393
**Vanguard Variable Insurance Fund–Small Company Growth Portfolio	311,559	6,477,302

		214,357,246

Money Market Fund–0.29%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	623,608	623,608

		623,608

Total Unaffiliated Investment Companies (Cost $167,617,410)		214,980,854

TOTAL VALUE OF SECURITIES–100.47% (Cost $172,037,712)	219,401,156
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.47%)	(1,028,105)

NET ASSETS APPLICABLE TO 15,122,723 SHARES OUTSTANDING–100.00%	$218,373,051

*	Standard Class shares.

** Institutional Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–7

LVIP Vanguard International Equity ETF Fund

Schedule of Investments

December 31, 2015

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–2.05%
Money Market Fund–2.05%
*Lincoln Variable Insurance Products Trust–LVIP Money Market Fund (seven-day effective yield 0.02%)	280,603	$2,806,028

Total Affiliated Investment Company (Cost $2,806,028)		2,806,028

UNAFFILIATED INVESTMENT COMPANIES–98.91%
International Equity Funds–98.22%
Vanguard FTSE All-World ex-U.S. ETF	472,172	20,496,986
Vanguard FTSE All-World ex-U.S. Small-Cap ETF	176,309	16,373,817
Vanguard FTSE Developed Markets ETF	821,616	30,169,740
Vanguard FTSE Emerging Markets ETF	415,398	13,587,669
Vanguard FTSE European ETF	329,882	16,454,514

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
Vanguard FTSE Pacific ETF	413,785	$23,449,196
Vanguard Global ex-U.S. Real Estate ETF	53,633	2,740,646
**Vanguard VA International Portfolio	554,165	10,972,467

		134,245,035

Money Market Fund–0.69%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	945,259	945,259

		945,259

Total Unaffiliated Investment Companies (Cost $135,895,159)		135,190,294

TOTAL VALUE OF SECURITIES–100.96% (Cost $138,701,187)	137,996,322
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.96%)	(1,308,859)

NET ASSETS APPLICABLE TO 15,044,892 SHARES OUTSTANDING–100.00%	$136,687,463

*	Standard Class shares.

** Retail Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

VA–Variable Annuity

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–8

LVIP Dimensional/Vanguard Allocation Funds

Statements of Assets and Liabilities

December 31, 2015

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Investments in affiliated investment companies, at value	$140,489,432	$4,420,302	$2,806,028
Investments in unaffiliated investment companies, at value	345,394,289	214,980,854	135,190,294
Cash	—	5	19
Dividends receivable from investment companies	14	7	7
Receivables for fund shares sold	230,122	34,803	36,319
Receivables for investment companies sold	—	—	10,072

TOTAL ASSETS	486,113,857	219,435,971	138,042,739

LIABILITIES:
Payables for investment companies purchased	1,979,428	623,183	955,212
Payables for fund shares redeemed	451,019	348,139	337,463
Due to manager and affiliates	173,743	70,936	42,566
Accrued expenses payable	21,506	20,662	20,035

TOTAL LIABILITIES	2,625,696	1,062,920	1,355,276

TOTAL NET ASSETS	$483,488,161	$218,373,051	$136,687,463

Investments in affiliated investment companies, at cost	$142,215,793	$4,420,302	$2,806,028
Investments in unaffiliated investment companies, at cost	$348,573,659	$167,617,410	$135,895,159

Standard Class:
Net Assets	$43,416,540	$59,517,550	$44,416,798
Shares Outstanding	4,185,405	4,120,656	4,888,416
Net Asset Value Per Share	$10.373	$14.444	$9.086

Service Class:
Net Assets	$440,071,621	$158,855,501	$92,270,665
Shares Outstanding	42,422,542	11,002,067	10,156,476
Net Asset Value Per Share	$10.374	$14.439	$9.085

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$490,358,200	$171,243,849	$144,906,362
Undistributed net investment income	—	—	26,911
Accumulated net realized loss on investments	(1,964,308)	(234,242)	(7,540,945)
Net unrealized appreciation (depreciation) of investments and derivatives	(4,905,731)	47,363,444	(704,865)

TOTAL NET ASSETS	$483,488,161	$218,373,051	$136,687,463

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–9

LVIP Dimensional/Vanguard Allocation Funds

Statements of Operations

Year Ended December 31, 2015

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$5,360,161	$4,018,771	$3,285,142
Dividends from affiliated investment companies	2,707,468	943	584

	8,067,629	4,019,714	3,285,726

EXPENSES:
Management fees	1,131,526	522,096	321,208
Distribution expenses-Service Class	1,034,721	399,175	227,463
Accounting and administration expenses	58,114	42,950	38,013
Reports and statements to shareholders	34,773	17,034	20,038
Professional fees	27,879	22,599	21,024
Trustees’ fees and expenses	9,821	4,644	2,899
Custodian fees	7,854	4,219	4,284
Consulting fees	1,975	1,835	1,786
Pricing fees	154	136	122
Other	2,045	1,044	1,023

	2,308,862	1,015,732	637,860
Less management fees waived	(226,305)	(104,419)	(64,242)

Total operating expenses	2,082,557	911,313	573,618

NET INVESTMENT INCOME	5,985,072	3,108,401	2,712,108

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	508,515	681,391	142,252
Distributions from affiliated investment companies	483,244	—	—
Sale of investments in unaffiliated investment companies	(924,971)	(223,742)	(2,875,399)
Sale of investments in affiliated investment companies	(247,937)	—	—

Net realized gain (loss)	(181,149)	457,649	(2,733,147)

Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated investment companies	(4,250,357)	(4,812,938)	(5,706,887)
Investments in affiliated investment companies	(1,715,828)	—	—

Net change in unrealized appreciation (depreciation)	(5,966,185)	(4,812,938)	(5,706,887)

NET REALIZED AND UNREALIZED LOSS	(6,147,334)	(4,355,289)	(8,440,034)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(162,262)	$(1,246,888)	$(5,727,926)

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–10

LVIP Dimensional/Vanguard Allocation Funds

Statements of Changes in Net Assets

	LVIP		LVIP		LVIP
	Dimensional/		Vanguard		Vanguard
	Vanguard		Domestic		International
	Total Bond Fund		Equity ETF Fund		Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,985,072	$5,224,155	$3,108,401	$2,357,219	$2,712,108	$2,633,931
Net realized gain (loss)	(181,149)	92,624	457,649	556,421	(2,733,147)	(367,206)
Net change in unrealized appreciation (depreciation)	(5,966,185)	7,477,378	(4,812,938)	16,400,446	(5,706,887)	(8,459,083)

Net increase (decrease) in net assets resulting from operations	(162,262)	12,794,157	(1,246,888)	19,314,086	(5,727,926)	(6,192,358)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(710,024)	(521,961)	(989,656)	(640,219)	(1,068,316)	(592,954)
Service Class	(6,081,714)	(4,932,209)	(2,240,845)	(2,374,079)	(2,014,796)	(1,643,062)
Net realized gain:
Standard Class	(13,425)	(21,247)	(62,057)	(102,729)	—	—
Service Class	(141,645)	(253,731)	(176,455)	(473,497)	—	—
Return of capital:
Standard Class	(9,759)	—	—	—	—	—
Service Class	(98,920)	—	—	—	—	—

	(7,055,487)	(5,729,148)	(3,469,013)	(3,590,524)	(3,083,112)	(2,236,016)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	21,406,931	21,279,650	27,410,729	25,136,205	20,188,078	24,140,346
Service Class	134,637,290	147,480,289	36,410,004	38,840,309	37,665,889	33,380,541
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	733,208	543,208	1,051,713	742,948	1,068,316	592,954
Service Class	6,322,279	5,185,940	2,417,300	2,847,576	2,014,796	1,643,062

	163,099,708	174,489,087	67,289,746	67,567,038	60,937,079	59,756,903

Cost of shares redeemed:
Standard Class	(10,604,951)	(3,240,777)	(4,280,720)	(5,532,566)	(3,747,961)	(4,729,744)
Service Class	(58,752,853)	(28,789,356)	(31,056,593)	(34,943,190)	(32,552,139)	(12,335,330)

	(69,357,804)	(32,030,133)	(35,337,313)	(40,475,756)	(36,300,100)	(17,065,074)

Increase in net assets derived from capital share transactions	93,741,904	142,458,954	31,952,433	27,091,282	24,636,979	42,691,829

NET INCREASE IN NET ASSETS	86,524,155	149,523,963	27,236,532	42,814,844	15,825,941	34,263,455
NET ASSETS:
Beginning of year	396,964,006	247,440,043	191,136,519	148,321,675	120,861,522	86,598,067

End of year	$483,488,161	$396,964,006	$218,373,051	$191,136,519	$136,687,463	$120,861,522

Undistributed net investment income	$—	$493,516	$—	$61,992	$26,911	$397,915

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–11

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Dimensional/Vanguard Total Bond Fund
			Standard Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$10.518	$10.224	$10.688	$10.491	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.164	0.196	0.162	0.193	0.234
Net realized and unrealized gain (loss)	(0.132)	0.278	(0.457)	0.198	0.291

Total from investment operations	0.032	0.474	(0.295)	0.391	0.525

Less dividends and distributions from:
Net investment income	(0.172)	(0.172)	(0.141)	(0.175)	(0.034)
Net realized gain	(0.003)	(0.008)	(0.028)	(0.019)	—
Return of capital	(0.002)	—	—	—	—

Total dividends and distributions	(0.177)	(0.180)	(0.169)	(0.194)	(0.034)

Net asset value, end of period	$10.373	$10.518	$10.224	$10.688	$10.491

Total return[3]	0.31%	4.64%	(2.76% )	3.73%	5.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,416	$32,573	$13,621	$8,444	$1,286
Ratio of expenses to average net assets[4]	0.23%	0.24%	0.26%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.28%	0.29%	0.31%	0.35%	0.68%
Ratio of net investment income to average net assets	1.55%	1.86%	1.55%	1.80%	3.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.81%	1.50%	1.75%	2.99%
Portfolio turnover	10%	14%	9%	26%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–12

LVIP Dimensional/Vanguard Total Bond Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Dimensional/Vanguard Total Bond Fund
			Service Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$10.519	$10.224	$10.689	$10.494	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.137	0.169	0.136	0.166	0.217
Net realized and unrealized gain (loss)	(0.131)	0.280	(0.457)	0.199	0.291

Total from investment operations	0.006	0.449	(0.321)	0.365	0.508

Less dividends and distributions from:
Net investment income	(0.146)	(0.146)	(0.116)	(0.151)	(0.014)
Net realized gain	(0.003)	(0.008)	(0.028)	(0.019)	—
Return of capital	(0.002)	—	—	—	—

Total dividends and distributions	(0.151)	(0.154)	(0.144)	(0.170)	(0.014)

Net asset value, end of period	$10.374	$10.519	$10.224	$10.689	$10.494

Total return[3]	0.06%	4.39%	(3.00% )	3.48%	5.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$440,072	$364,391	$233,819	$137,634	$56,459
Ratio of expenses to average net assets[4]	0.48%	0.49%	0.51%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.53%	0.54%	0.56%	0.60%	0.93%
Ratio of net investment income to average net assets	1.30%	1.61%	1.30%	1.55%	3.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.25%	1.56%	1.25%	1.50%	2.74%
Portfolio turnover	10%	14%	9%	26%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–13

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Vanguard Domestic Equity ETF Fund
			Standard Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.748	$13.421	$10.394	$9.158	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.249	0.229	0.212	0.200	0.174
Net realized and unrealized gain (loss)	(0.293)	1.409	2.960	1.187	(0.961)

Total from investment operations	(0.044)	1.638	3.172	1.387	(0.787)

Less dividends and distributions from:
Net investment income	(0.243)	(0.265)	(0.145)	(0.151)	(0.055)
Net realized gain	(0.017)	(0.046)	—	—	—

Total dividends and distributions	(0.260)	(0.311)	(0.145)	(0.151)	(0.055)

Net asset value, end of period	$14.444	$14.748	$13.421	$10.394	$9.158

Total return[3]	(0.31% )	12.21%	30.52%	15.17%	(7.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59,518	$36,626	$13,983	$1,723	$146
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.34%	0.39%	0.57%
Ratio of net investment income to average net assets	1.68%	1.62%	1.71%	1.97%	2.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.57%	1.66%	1.88%	2.63%
Portfolio turnover	14%	15%	20%	17%	10%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–14

LVIP Vanguard Domestic Equity ETF Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Vanguard Domestic Equity ETF Fund
			Service Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.743	$13.418	$10.395	$9.159	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.212	0.192	0.177	0.174	0.158
Net realized and unrealized gain (loss)	(0.293)	1.409	2.961	1.187	(0.959)

Total from investment operations	(0.081)	1.601	3.138	1.361	(0.801)

Less dividends and distributions from:
Net investment income	(0.206)	(0.230)	(0.115)	(0.125)	(0.040)
Net realized gain	(0.017)	(0.046)	—	—	—

Total dividends and distributions	(0.223)	(0.276)	(0.115)	(0.125)	(0.040)

Net asset value, end of period	$14.439	$14.743	$13.418	$10.395	$9.159

Total return[3]	(0.56% )	11.93%	30.20%	14.88%	(8.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$158,855	$154,511	$134,339	$86,200	$52,435
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.59%	0.64%	0.82%
Ratio of net investment income to average net assets	1.43%	1.37%	1.46%	1.72%	2.65%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.32%	1.41%	1.63%	2.38%
Portfolio turnover	14%	15%	20%	17%	10%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–15

LVIP Vanguard International Equity ETF Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Vanguard International Equity ETF Fund
			Standard Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.595	$10.272	$9.139	$8.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.225	0.280	0.246	0.193	0.313
Net realized and unrealized gain (loss)	(0.507)	(0.756)	1.100	1.336	(2.313)

Total from investment operations	(0.282)	(0.476)	1.346	1.529	(2.000)

Less dividends and distributions from:
Net investment income	(0.227)	(0.201)	(0.212)	(0.188)	—
Net realized gain	—	—	—	— [3]	—
Return of capital	—	—	(0.001)	(0.202)	—

Total dividends and distributions	(0.227)	(0.201)	(0.213)	(0.390)	—

Net asset value, end of period	$9.086	$9.595	$10.272	$9.139	$8.000

Total return[4]	(2.95% )	(4.64% )	14.75%	19.35%	(20.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,417	$29,516	$11,500	$1,890	$600
Ratio of expenses to average net assets[5]	0.27%	0.28%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.32%	0.33%	0.39%	0.36%	0.46%
Ratio of net investment income to average net assets	2.29%	2.72%	2.52%	2.21%	5.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.24%	2.67%	2.43%	2.15%	5.57%
Portfolio turnover	23%	11%	17%	48%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $11 was made, which calculated to de minimus amount of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–16

LVIP Vanguard International Equity ETF Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

		LVIP Vanguard International Equity ETF Fund
			Service Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.592	$10.268	$9.137	$7.987	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.200	0.254	0.220	0.169	0.307
Net realized and unrealized gain (loss)	(0.505)	(0.755)	1.099	1.335	(2.320)

Total from investment operations	(0.305)	(0.501)	1.319	1.504	(2.013)

Less dividends and distributions from:
Net investment income	(0.202)	(0.175)	(0.187)	(0.170)	—
Net realized gain	—	—	—	— [3]	—
Return of capital	—	—	(0.001)	(0.184)	—

Total dividends and distributions	(0.202)	(0.175)	(0.188)	(0.354)	—

Net asset value, end of period	$9.085	$9.592	$10.268	$9.137	$7.987

Total return[4]	(3.19% )	(4.88% )	14.46%	19.04%	(20.13% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,270	$91,345	$75,098	$50,677	$77,833
Ratio of expenses to average net assets[5]	0.52%	0.53%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.57%	0.58%	0.64%	0.61%	0.71%
Ratio of net investment income to average net assets	2.04%	2.47%	2.27%	1.96%	5.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.99%	2.42%	2.18%	1.90%	5.32%
Portfolio turnover	23%	11%	17%	48%	13%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Net realized gain distribution of $1,475 was made, which calculated to de minimus amount of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional/Vanguard Allocation Funds–17

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the“1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are non-diversified management investment companies registered under the 1940 Act. The Funds sell their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The LVIP Dimensional/Vanguard Total Bond Fund invests a significant portion of its assets in Underlying Funds and Exchange Traded Funds (“ETFs”) which, in turn, invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be a combination of Dimensional Investment Group Inc. mutual funds and Vanguard ETF® funds. In addition to mutual fund and ETF investments, the Fund may invest in individual securities, such as money market instruments.

The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETF investments, the Funds may invest in individual securities, such as money market instruments.

The investment objective of the LVIP Dimensional/Vanguard Total Bond Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.

The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open tax years (December 31, 2012-December 31, 2015) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP Dimensional/Vanguard Allocation Funds–18

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds’ investment portfolios and providing certain administrative services to the Funds. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of the Funds. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of average daily net assets of LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic ETF Fund, and LVIP Vanguard International Equity ETF Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Prior to May 1, 2015, LIAC had also agreed to reimburse LVIP Vanguard International Equity ETF Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses and distribution fees) exceeded 0.30% of the Standard Class and 0.55% of the Service Class average net assets. The agreement expired on April 30, 2015.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$19,161	$8,809	$5,454
Legal	5,336	2,459	1,521

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Trading operation	$3,352	$1,555	$956

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$27,991	$12,949	$16,767

The Funds offer Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP Dimensional/Vanguard Allocation Funds–19

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

In addition to the management fee and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Funds had liabilities payable to affiliates as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$81,249	$37,063	$22,996
Distribution fees payable to LFD	92,494	33,873	19,570

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby a Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds or ETFs). Investments in companies considered to be affiliates of the Funds were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund

	Value, Beginning of Period 12/31/14	Purchases	Sales Proceeds	Realized Gain (Loss) on Investments Sold	Value, End of Period 12/31/15	Dividends	Capital Gain Distributions
DFA Intermediate Term Extended Quality Portfolio	$55,809,211	$22,662,476	$3,947,383	$(114,742)	$72,666,026	$2,170,800	$337,558
DFA VA Global Bond Portfolio	31,771,055	9,041,695	11,687,243	(132,806)	29,059,661	447,419	119,027
DFA VA Short-Term Fixed Portfolio	23,758,203	7,066,104	1,711,488	(389)	29,073,175	87,214	26,659
LVIP Money Market Fund	7,923,466	2,329,569	562,465	—	9,690,570	2,035	—

Total	$119,261,935	$41,099,844	$17,908,579	$(247,937)	$140,489,432	$2,707,468	$483,244

	LVIP Vanguard Domestic Equity ETF Fund

	Value, Beginning of Period 12/31/14	Purchases	Sales Proceeds	Realized Gain (Loss) on Investments Sold	Value, End of Period 12/31/15	Dividends	Capital Gain Distributions
LVIP Money Market Fund	$3,870,584	$1,114,217	$564,500	$—	$4,420,302	$943	$—

	LVIP Vanguard International Equity ETF Fund

	Value, Beginning of Period 12/31/14	Purchases	Sales Proceeds	Realized Gain (Loss) on Investments Sold	Value, End of Period 12/31/15	Dividends	Capital Gain Distributions
LVIP Money Market Fund	2,501,785	1,029,687	725,444	—	2,806,028	584	—

3. Investments

For the year ended December 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$139,267,637	$60,442,800	$54,421,954
Sales	45,083,598	28,485,130	29,258,765

LVIP Dimensional/Vanguard Allocation Funds–20

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$492,733,138	$173,115,962	$141,972,773

Aggregate unrealized appreciation	$562,321	$46,285,194	$2,941,655
Aggregate unrealized depreciation	(7,411,738)	—	(6,918,106)

Net unrealized appreciation (depreciation)	$(6,849,417)	$46,285,194	$(3,976,451)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investment Companies	$485,883,721	$219,401,156	$137,996,322

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. Each Fund’s policy is to recognize transfers between levels as of beginning of the reporting period in which the transfer occurred.

LVIP Dimensional/Vanguard Allocation Funds–21

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and 2014 was as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2015
Ordinary income	$6,791,738	$3,230,184	$3,083,112
Long-term capital gains	155,070	238,829	—
Return of capital	108,679	—	—

Total	$7,055,487	$3,469,013	$3,083,112

Year ended December 31, 2014
Ordinary income	$5,454,170	$3,328,492	$2,236,016
Long-term capital gains	274,978	262,032	—

Total	$5,729,148	$3,590,524	$2,236,016

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Shares of beneficial interest	$490,358,200	$171,243,849	$144,906,362
Undistributed ordinary income	—	—	26,911
Undistributed long-term capital gains	—	844,008	—
Capital loss carryforwards	(20,622)	—	(4,269,359)
Net unrealized appreciation (depreciation)	(6,849,417)	46,285,194	(3,976,451)

Net assets	$483,488,161	$218,373,051	$136,687,463

The differences between book basis and tax basis components of net assets are primarily attributable to return of capital on investments and tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from underlying investments, redesignation of dividends and distributions, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Funds recorded the following reclassifications:

	LVIP Dimensional/ Vanguard Total Bond Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed net investment income	$313,150	$60,108	$—
Accumulated net realized loss on investments	(313,150)	(60,108)	—

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Post-Enactment Losses (No Expiration)
	Short-Term	Long-Term	Total
LVIP Dimensional/Vanguard Total Bond Fund	$20,622	$—	$20,622
LVIP Vanguard International Equity ETF Fund	1,086,540	3,182,819	4,269,359

LVIP Dimensional/Vanguard Allocation Funds–22

LVIP Dimensional/Vanguard Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Dimensional/ Vanguard Total Bond Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	2,022,374	2,021,101	1,854,589	1,786,414	2,067,448	2,353,617
Service Class	12,728,668	14,019,695	2,455,819	2,759,199	3,771,121	3,249,570
Shares issued upon reinvestment of dividends and distributions:
Standard Class	70,671	51,663	72,288	50,297	116,760	61,612
Service Class	609,269	493,265	166,310	193,302	220,402	170,779

	15,430,982	16,585,724	4,549,006	4,789,212	6,175,731	5,835,578

Shares redeemed:
Standard Class	(1,004,438)	(308,219)	(289,650)	(395,182)	(372,143)	(458,458)
Service Class	(5,557,996)	(2,739,275)	(2,100,346)	(2,483,691)	(3,357,819)	(1,211,207)

	(6,562,434)	(3,047,494)	(2,389,996)	(2,878,873)	(3,729,962)	(1,669,665)

Net increase	8,868,548	13,538,230	2,159,010	1,910,339	2,445,769	4,165,913

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Dimensional/Vanguard Allocation Funds–23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional/Vanguard Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015,and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional/Vanguard Total Bond Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (three of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Dimensional/Vanguard Allocation Funds–24

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
LVIP Dimensional/Vanguard Total Bond Fund	2.20%	96.26%	1.54%	100.00%
LVIP Vanguard Domestic Equity ETF Fund	6.88%	93.12%	0.00%	100.00%
LVIP Vanguard International Equity ETF Fund	0.00%	100.00%	0.00%	100.00%

(A), (B), and (C) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year and three year periods, as applicable, ended March 31, 2015. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP Dimensional/Vanguard Total Bond Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year and three year periods. The Board considered LIAC’s view that underperformance was due to the underlying fund’s underweight exposure to longer-term maturities relative to the benchmark index, that LIAC remained confident in the underlying funds and investment teams, and that LIAC would continue to monitor performance. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the

LVIP Dimensional/Vanguard Allocation Funds–25

LVIP Dimensional/Vanguard Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board considered LIAC’s view that the Fund’s overweight position in REITs and bias toward large cap stocks detracted from returns over the last three years. The Board considered that LIAC remained confident in the investment strategy. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and above the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2016. The Board noted that the investment management fees for each Fund were below the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Dimensional/Vanguard Allocation Funds–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Dimensional/Vanguard Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Dimensional/Vanguard Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional/Vanguard Allocation Funds–29

LVIP Dimensional International Core Equity Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Dimensional International Core Equity Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (9.18%) (Standard Class shares with distributions reinvested) for the period May 1, 2015 (commencement of operations) through December 31, 2015, while its benchmark, the MSCI All Country World ex USA® Index (net dividends)1 returned (13.23%).

In U.S. dollar terms, developed ex US markets posted negative returns for the period from May 1, 2015, through December 31, 2015. Using the MSCI All Country World ex USA® Investable Market Index 2 (net dividends) as a proxy, ex US developed markets returned (9.6%). Along the market capitalization dimension, small-cap stocks (MSCI All Country World ex USA® Small Cap Index3) outperformed large- and mid-cap stocks (MSCI All Country World ex USA® Index) by 7.0% for the period. Along the relative price dimension, large- and mid-cap value stocks (MSCI All Country World ex USA® Value Index4) underperformed large- and mid-cap growth stocks (MSCI All Country World ex USA® Growth Index5) by 7.3%, and small-cap value stocks (MSCI All Country World ex USA® Small Cap Value Index6) underperformed small-cap growth stocks (MSCI All Country World ex USA® Small Cap Growth Index7) by 7.6%.

With small-cap stocks outperforming large-cap stocks in developed ex US markets for the period, the primary driver of the Fund’s outperformance was its inclusion of and emphasis on small-cap securities, particularly in Japan and the UK. The benchmark is primarily composed of large-and mid-cap securities. Conversely, the Fund’s greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed during the period.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex US markets with a particular emphasis toward small-cap stocks, value stocks, and stocks with greater profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex US equity markets rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund.

Joseph H. Chi

Jed S. Fogdall

Henry F. Gray

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,082 for the Standard Class shares and to $9,067 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA® Index (net dividends) did from 5/1/15 through 12/31/15. The same $10,000 investment would have decreased to $8,677. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/15
Standard Class Shares
Inception (5/1/15)	– 9.18%
Service Class Shares
Inception (5/1/15)	– 9.33%

1.

The MSCI All Country World ex. USA® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The net dividends calculation assumes reinvestment of dividends net of withholding taxes.

2.

The MSCI All Country World ex USA® Investable Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI All Country World ex USA® Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap representation in 22 of 23 developed markets (excluding the U.S.), and 23 emerging markets.

4.

The MSCI All Country World ex USA® Value Index is a free float-adjusted market capitalization index that is designed to measure large and mid-cap securities exhibiting overall value style characteristics across 22 developed markets (excluding the U.S.).

5.

The MSCI All Country World ex USA® Growth Index is a free float-adjusted market capitalization index that is designed to measure large and mid-cap securities exhibiting overall growth style characteristics across 22 developed markets (excluding the U.S.).

LVIP Dimensional International Core Equity Fund–1

LVIP Dimensional International Core Equity Fund

2015 Annual Report Commentary (continued)

6.

The MSCI All Country World ex USA® Small Cap Value Index is a free float-adjusted market capitalization index that is designed to measure small cap securities exhibiting overall value style characteristics across 22 developed markets (excluding the U.S.).

7.

The MSCI All Country World ex USA® Small Cap Growth Index is a free float-adjusted market capitalization index that is designed to measure small cap securities exhibiting overall growth style characteristics across 22 developed markets (excluding the U.S.).

LVIP Dimensional International Core Equity Fund–2

LVIP Dimensional International Core Equity Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$930.80	0.68%	$3.31
Service Class Shares	1,000.00	929.60	0.93%	4.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.78	0.68%	$3.47
Service Class Shares	1,000.00	1,020.52	0.93%	4.74

*“Expenses	Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional International Core Equity Fund–3

LVIP Dimensional International Core Equity Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets
Common Stock	98.61%
Australia	6.02%
Austria	0.51%
Belgium	1.54%
Canada	7.12%
China	0.02%
Denmark	1.74%
Finland	1.70%
France	7.25%
Germany	6.36%
Hong Kong	2.79%
Ireland	0.58%
Israel	0.72%
Italy	2.87%
Japan	23.36%
Netherlands	2.59%
New Zealand	0.54%
Norway	0.73%
Portugal	0.31%
Singapore	1.26%
Spain	2.72%
Sweden	3.12%
Switzerland	7.21%
United Kingdom	17.55%
Preferred Stock	0.40%
Rights	0.00%
Money Market Fund	0.72%
Total Value of Securities	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.06%
Air Freight & Logistics	0.43%
Airlines	0.42%
Auto Components	2.06%
Automobiles	3.45%
Banks	9.85%
Beverages	1.36%
Biotechnology	0.40%
Building Products	1.01%
Capital Markets	2.18%
Chemicals	4.86%
Commercial Services & Supplies	1.62%
Communications Equipment	0.39%
Construction & Engineering	2.03%

Sector	Percentage of Net Assets
Construction Materials	0.87%
Consumer Finance	0.19%
Containers & Packaging	0.83%
Distributor	0.01%
Distributors	0.24%
Diversified Consumer Services	0.15%
Diversified Financial Services	0.78%
Diversified Telecommunication Services	2.22%
Electric Utilities	1.39%
Electrical Equipment	1.51%
Electronic Equipment, Instruments & Components	1.72%
Energy Equipment & Services	0.75%
Food & Staples Retailing	2.54%
Food Products	2.93%
Gas Utilities	0.39%
Health Care Equipment & Supplies	1.02%
Health Care Providers & Services	0.70%
Health Care Technology	0.07%
Hotels, Restaurants & Leisure	2.21%
Household Durables	2.17%
Household Products	0.44%
Independent Power & Renewable Electricity Producers	0.28%
Industrial Conglomerates	1.14%
Insurance	4.99%
Internet & Catalog Retail	0.19%
Internet Software & Services	0.31%
IT Services	1.25%
Leisure Products	0.30%
Life Sciences Tools & Services	0.38%
Machinery	3.55%
Marine	0.36%
Media	2.54%
Metals & Mining	3.38%
Multiline Retail	0.68%
Multi-Utilities	0.78%
Oil, Gas & Consumable Fuels	5.37%
Paper & Forest Products	0.77%
Personal Products	0.55%
Pharmaceuticals	3.99%
Professional Services	0.92%
Real Estate Management & Development	2.34%
Road & Rail	1.35%
Semiconductors & Semiconductor Equipment	0.75%
Software	0.98%
Specialty Retail	1.65%
Technology Hardware, Storage & Peripherals	0.75%
Textiles, Apparel & Luxury Goods	1.36%
Thrifts & Mortgage Finance	0.12%
Tobacco	0.42%
Trading Companies & Distributors	1.58%

LVIP Dimensional International Core Equity Fund–4

LVIP Dimensional International Core Equity Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (continued)

Sector	Percentage of Net Assets
Transportation Infrastructure	0.56%
Water Utilities	0.19%
Wireless Telecommunication Services	0.98%
Total	99.01%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.03%
Toyota Motor	0.74%
BP ADR	0.67%
Novartis	0.64%
TOTAL	0.63%
Daimler	0.50%
HSBC Holdings ADR	0.49%
Roche Holding	0.41%
BASF	0.41%
Royal Dutch Shell ADR	0.39%
Total	5.91%

IT–Information Technology

LVIP Dimensional International Core Equity Fund–5

LVIP Dimensional International Core Equity Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.61%
Australia–6.02%
Adelaide Brighton	26,314	$90,484
AGL Energy	4,702	61,539
Ainsworth Game Technology	6,705	11,122
ALS	22,996	62,596
Altium	3,604	12,192
Alumina	80,409	67,118
Alumina ADR	2,200	7,304
Amcor	12,862	124,983
AMP	48,007	202,318
Ansell	6,944	107,635
AP Eagers	1,546	14,281
APA Group	10,299	64,818
†APN News & Media	31,844	12,060
ARB	1,776	20,753
Ardent Leisure Group	6,894	11,285
Aristocrat Leisure	10,480	77,399
Asciano	34,452	219,080
ASX	1,458	44,865
AUB Group	1,777	11,719
Aurizon Holdings	34,158	108,460
AusNet Services	46,360	49,919
Austal	10,117	11,504
Australia & New Zealand Banking Group	31,885	643,565
†Australian Agricultural	23,032	22,473
Australian Pharmaceutical Industries	13,270	18,594
Automotive Holdings Group	8,212	26,889
†AWE	42,346	15,348
Bank of Queensland	18,869	190,383
Beach Energy	97,375	34,649
Bendigo & Adelaide Bank	12,728	110,118
BHP Billiton	65,639	844,919
BHP Billiton ADR	4,100	105,616
†Billabong International	7,019	12,499
Blackmores	466	73,699
BlueScope Steel	29,144	93,061
Boral	27,647	118,230
Brambles	16,770	140,476
Breville Group	2,559	13,831
Brickworks	1,866	21,349
†Broadspectrum	28,272	28,571
BT Investment Management	1,912	17,786
Cabcharge Australia	3,633	7,842
Caltex Australia	1,836	50,195
Cardno	5,181	4,341
carsales.com	8,382	71,002
Cedar Woods Properties	2,390	7,055
Challenger	30,002	189,123
CIMIC Group	3,303	57,952
Coca-Cola Amatil	12,987	87,589
Cochlear	1,715	118,705
Collins Foods	4,637	15,547

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Commonwealth Bank of Australia	9,736	$602,047
Computershare	9,159	77,085
Corporate Travel Management	854	8,115
Cover-More Group	2,804	4,490
Credit Corp Group	1,668	12,593
Crown Resorts	8,635	78,061
CSG	9,755	12,775
CSL	3,619	275,968
CSR	33,610	70,163
Data#3	12,447	9,585
Dick Smith Holdings	11,325	2,909
Domino’s Pizza Enterprises	2,528	105,499
Downer EDI	29,137	75,810
†Drillsearch Energy	19,038	8,454
DUET Group	43,756	72,482
DuluxGroup	15,372	73,979
†Energy Resources of Australia	12,324	3,234
†Energy World	39,810	6,674
EQT Holdings	760	11,344
ERM Power	5,246	5,984
Event Hospitality & Entertainment	3,338	39,934
Evolution Mining	50,099	50,917
Fairfax Media	131,306	87,350
Flight Centre Travel Group	1,800	51,924
Fortescue Metals Group	59,783	80,469
G8 Education	17,561	45,421
GrainCorp Class A	10,600	66,215
Greencross	3,721	18,068
GUD Holdings	5,318	32,692
GWA Group	6,189	8,869
Hansen Technologies	6,741	16,824
Harvey Norman Holdings	18,384	55,585
Iluka Resources	13,949	61,715
IMF Bentham	9,910	9,428
Incitec Pivot	58,140	166,166
Independence Group	15,674	28,771
Insurance Australia Group	53,834	216,243
InvoCare	2,974	25,878
IOOF Holdings	6,514	44,862
IRESS	3,583	25,947
†iSelect	7,937	6,537
Isentia Group	1,475	5,175
James Hardie Industries CDI	8,344	105,222
JB Hi-Fi Class FI	3,854	54,553
LendLease Group	10,223	105,498
M2 Group	6,263	51,858
Macquarie Atlas Roads Group	13,998	41,252
Macquarie Group	9,280	555,272
Magellan Financial Group	3,935	77,359
McMillan Shakespeare	2,428	23,389
Medibank Pvt	48,035	74,917
†Mesoblast	4,668	6,242

LVIP Dimensional International Core Equity Fund—6

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Metals X	4,003	$2,979
Metcash	35,996	42,036
Mineral Resources	7,647	22,120
Monadelphous Group	6,911	32,798
†Mount Gibson Iron	85,353	11,193
Myer Holdings	37,090	32,084
MyState	4,552	15,689
National Australia Bank	29,957	653,851
Navitas	8,596	29,043
New Hope	6,807	9,118
†Newcrest Mining	16,262	153,906
†NEXTDC	9,942	17,316
Nib Holdings	7,558	19,287
Nine Entertainment Holdings	14,493	19,967
Northern Star Resources	23,262	47,314
Nufarm	12,708	76,763
Oil Search	30,337	147,691
Orica	18,444	206,684
Origin Energy	29,372	99,378
Orora	43,949	71,394
OZ Minerals	19,352	56,587
OzForex Group	8,551	20,341
†Pacific Brands	47,694	27,211
Pacific Current Group	1,154	6,667
Pact Group Holdings	4,699	17,058
†Paladin Energy	136,855	23,669
Peet	11,036	8,285
Perpetual	1,543	51,951
†Perseus Mining	62,873	14,967
Platinum Asset Management	8,843	51,684
Premier Investments	5,588	57,385
Primary Health Care	28,316	47,922
Programmed Maintenance Services	7,014	12,569
†Qantas Airways	43,104	127,789
QBE Insurance Group	23,122	210,342
Qube Holdings	26,940	46,776
Ramsay Health Care	1,491	73,331
RCR Tomlinson	9,727	15,479
REA Group	1,231	48,989
Regis Resources	16,547	28,021
Reject Shop	2,536	20,105
Retail Food Group	3,618	12,125
Ridley	13,553	14,971
Rio Tinto	8,129	262,942
SAI Global	9,733	29,527
Sandfire Resources	5,612	22,760
Santos	39,147	104,288
†Saracen Mineral Holdings	31,831	14,236
SEEK	6,808	75,790
Select Harvests	2,007	12,361
†Senex Energy	38,080	3,851
Seven Group Holdings	5,282	21,112

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
Seven West Media	22,617	$12,668
SG Fleet Group	6,686	19,102
Sigma Pharmaceuticals	39,183	24,537
Sims Metal Management	10,379	54,321
Sirtex Medical	1,494	43,302
Slater & Gordon	15,496	9,213
SMS Management & Technology	4,019	8,773
Sonic Healthcare	6,531	84,575
†South32	49,578	38,094
†South32 ADR	4,200	16,023
Southern Cross Media Group	32,767	27,064
Spark Infrastructure Group	55,692	77,480
Spotless Group Holdings	25,020	19,608
†St Barbara	15,960	16,671
Star Entertainment Grp	42,082	154,449
Steadfast Group	14,265	16,119
STW Communications Group	21,333	12,378
Suncorp Group	22,607	198,530
Sunland Group	12,729	15,030
Super Retail Group	4,725	39,042
Sydney Airport	8,134	37,443
Tabcorp Holdings	42,881	146,032
Tassal Group	6,191	21,104
Tatts Group	48,352	153,544
Technology One	8,398	30,125
Telstra	22,745	92,448
TFS	10,073	11,556
Thorn Group	8,175	12,887
Tox Free Solutions	4,503	9,190
TPG Telecom	6,687	47,886
Transpacific Industries Group	72,925	41,660
Transurban Group	14,378	109,007
Treasury Wine Estates	35,935	215,803
†UGL	9,667	16,981
UXC	10,995	9,723
Veda Group	16,340	33,178
Village Roadshow	5,822	31,265
†Virgin Australia Holdings	38,668	12,788
Virtus Health	2,673	12,584
Vocus Communications	3,156	17,212
Webjet	4,197	16,808
Wesfarmers	11,661	351,629
Western Areas	8,024	13,003
Westpac Banking	15,475	375,188
Westpac Banking ADR	1,600	38,768
†Whitehaven Coal	23,517	11,872
Woodside Petroleum	28,964	603,559
Woolworths	9,488	168,376
WorleyParsons	11,260	37,780

		15,110,724

LVIP Dimensional International Core Equity Fund—7

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Austria–0.51%
ANDRITZ	1,437	$69,933
Atrium European Real Estate	7,243	28,099
Austria Technologie & Systemtechnik	1,434	22,632
BUWOG	1,837	39,847
CA Immobilien Anlagen	2,852	52,158
†Conwert Immobilien Invest	2,046	31,216
DO	154	16,703
†Erste Group Bank	4,335	135,636
EVN	1,121	12,791
Flughafen Wien	142	13,470
Kapsch TrafficCom	395	15,992
Lenzing	191	14,436
Mayr Melnhof Karton	304	37,826
Oesterreichische Post	1,320	48,186
OMV	8,695	246,798
Palfinger	421	12,025
POLYTEC Holding	1,389	11,560
Porr	509	15,368
†Raiffeisen Bank International	1,627	23,843
RHI	530	10,365
S IMMO	1,531	13,650
Semperit Holding	457	15,445
Strabag	572	14,628
Telekom Austria	2,954	16,174
UNIQA Insurance Group	2,616	21,317
Vienna Insurance Group	535	14,633
voestalpine	4,971	152,047
Wienerberger	8,699	161,205
Zumtobel Group	1,005	25,317

		1,293,300

Belgium–1.54%
Ackermans & van Haaren	1,244	182,747
Ageas	6,378	296,014
†AGFA-Gevaert	10,744	61,180
Anheuser-Busch InBev	6,853	852,798
Anheuser-Busch InBev ADR	1,200	150,000
Banque Nationale de Belgique	6	21,476
Barco	553	37,018
Bekaert	2,289	70,529
†BHF Kleinwort Benson Group	2,700	16,768
bpost	1,600	39,258
Cie d’Entreprises CFE	299	35,426
Colruyt	3,637	187,091
Delhaize Group	3,168	308,316
Delhaize Group ADR	2,700	65,583
D’ieteren	1,296	48,398
Econocom Group	5,408	50,101
Elia System Operator	935	43,470
Euronav	5,505	75,783
Exmar	811	8,764
Fagron	1,210	9,252

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Belgium (continued)
†Galapagos	662	$40,877
Ion Beam Applications	491	18,059
KBC Groep	3,308	206,827
Kinepolis Group	347	15,602
Melexis	756	41,179
†Mobistar	1,760	42,676
†Nyrstar	24,983	43,214
Ontex Group	1,492	53,046
Proximus SADP	6,072	197,579
Sioen Industries	788	15,671
Sipef	204	11,698
Solvay Class A	1,675	178,763
†Telenet Group Holding	1,080	58,365
†Tessenderlo Chemie	2,412	72,038
UCB	1,278	115,351
Umicore	4,402	184,595
Van de Velde	261	17,802

		3,873,314

Canada–7.12%
Absolute Software	1,400	7,536
Acadian Timber	762	11,067
†Advantage Oil & Gas	16,100	81,783
Aecon Group	2,600	28,913
Ag Growth International	245	5,886
AGF Management Class B	5,400	20,290
Agnico Eagle Mines	5,385	141,518
Agnico Eagle Mines	2,000	52,560
Agrium	1,100	98,296
Agrium	897	80,138
AGT Food & Ingredients	1,200	29,472
Aimia	4,961	33,732
†Air Canada	2,506	18,488
†Alacer Gold	10,000	17,847
Alamos Gold	11,360	37,348
Alamos Gold	1,800	5,922
Alaris Royalty	1,429	24,265
Algonquin Power & Utilities	6,700	52,818
Alimentation Couche-Tard Class B	3,200	140,837
AltaGas	3,800	84,844
Altus Group	1,400	19,615
†Amaya	3,470	43,687
ARC Resources	9,900	119,462
†Argonaut Gold	7,700	6,621
Atco	1,500	38,694
†Athabasca Oil	4,108	4,571
†ATS Automation Tooling Systems	3,200	26,313
†AuRico Metals	5,788	2,509
AutoCanada	579	10,104
†Avigilon	1,200	11,879
†B2Gold	46,099	46,634
Badger Daylighting	2,300	40,584

LVIP Dimensional International Core Equity Fund—8

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Bank of Montreal	3,300	$186,180
Bank of Montreal	2,483	140,091
Bank of Nova Scotia	5,688	230,023
Bank of Nova Scotia	4,700	190,078
†Bankers Petroleum	14,306	10,544
Barrick Gold	10,600	78,228
Barrick Gold	5,300	39,215
Baytex Energy	7,000	22,660
Baytex Energy	3,859	12,503
BCE	800	30,903
†Bellatrix Exploration	6,491	7,692
†Birchcliff Energy	4,212	12,296
Bird Construction	2,622	24,630
Black Diamond Group	2,500	13,115
†BlackBerry	19,392	179,958
†BlackBerry	700	6,494
†BlackPearl Resources	10,700	5,953
Bombardier Class B	14,000	13,555
Bonavista Energy	7,188	9,453
Bonterra Energy	400	4,971
Boralex Class A	796	8,317
†Boulder Energy	1,300	1,569
Brookfield Asset Management	3,900	123,007
†BRP	951	13,661
CAE	2,800	31,056
CAE	1,726	19,141
Calfrac Well Services	2,534	4,193
Cameco	4,049	49,924
Cameco	2,200	27,135
Canaccord Genuity Group	5,339	19,713
†Canacol Energy	8,100	16,212
Canadian Energy Services &
Technology	6,200	17,382
Canadian Imperial Bank of Commerce	3,746	246,749
Canadian Imperial Bank of Commerce	1,900	125,193
Canadian National Railway	3,300	184,439
Canadian National Railway	800	44,704
Canadian Natural Resources	13,000	283,790
Canadian Natural Resources	6,300	137,567
Canadian Oil Sands	15,404	92,049
Canadian Pacific Railway	900	114,930
Canadian Tire Class A	1,909	162,988
Canadian Utilities Class A	1,000	23,079
Canadian Western Bank	4,845	81,850
Canam Group	2,500	25,091
†Canfor	3,400	49,602
Canfor Pulp Products	1,800	17,597
Capital Power	3,200	41,088
Capstone Infrastructure	3,600	9,443
†Capstone Mining	22,561	7,173
Cascades	5,468	50,217
CCL Industries	700	113,486

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
†Celestica	5,900	$65,077
†Celestica	1,031	11,398
Cenovus Energy	11,500	145,130
Cenovus Energy	3,500	44,257
Centerra Gold	9,200	43,808
Cervus Equipment	1,100	10,539
†CGI Group Class A	1,897	75,937
†CGI Group Class A	1,200	48,036
†China Gold International Resources	13,200	19,839
CI Financial	2,100	46,432
Cineplex	1,700	58,409
†Claude Resources	22,500	12,681
Cogeco	700	25,922
Cogeco Cable	900	40,170
Colliers International Group	800	35,683
Colliers International Group	599	26,685
COM DEV International	2,700	11,803
Computer Modelling Group	3,300	21,413
Constellation Software	200	83,367
Corus Entertainment Class B	4,000	31,215
Cott	3,200	35,238
Cott	3,199	35,157
Crescent Point Energy	6,913	80,521
Crescent Point Energy	4,499	52,413
†Crew Energy	9,307	27,236
†Delphi Energy	4,020	2,585
†Detour Gold	7,395	76,998
DH	3,400	77,682
DHX Media	2,500	15,300
DirectCash Payments	1,300	11,685
Dollarama	1,400	80,867
Dominion Diamond	2,600	26,598
Dominion Diamond	2,600	26,565
Dorel Industries Class B	1,500	33,957
†Dundee Precious Metals	6,500	6,012
Eldorado Gold	24,199	71,690
Eldorado Gold	2,300	6,831
Emera	709	22,147
Empire Class A	3,465	64,445
Enbridge	2,900	96,391
Enbridge	900	29,871
Enbridge Income Fund Holdings	3,100	62,786
Encana	22,700	115,543
Encana	4,600	23,366
†Endeavour Mining	2,450	13,507
†Endeavour Silver	5,100	7,297
EnerCare	4,970	57,315
Enerflex	4,200	40,332
Enerplus	8,178	27,969
Enerplus	3,000	10,297
Enghouse Systems	500	26,858
Ensign Energy Services	7,236	38,586

LVIP Dimensional International Core Equity Fund—9

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Equitable Group	556	$20,690
Exco Technologies	2,400	29,342
Extendicare	4,300	29,983
Fairfax Financial Holdings	800	379,730
Fiera Capital	1,600	13,110
Finning International	8,900	120,129
First Capital Realty	3,000	39,777
†First Majestic Silver	9,828	32,027
First Quantum Minerals	11,300	42,295
FirstService	800	32,313
FirstService	599	24,218
Fortis	1,700	45,953
†Fortuna Silver Mines	9,027	20,285
Franco-Nevada	300	13,722
Gamehost	1,600	10,486
Genworth MI Canada	2,387	45,879
George Weston	1,300	100,453
Gibson Energy	5,500	54,923
Gildan Activewear	1,600	45,481
Gluskin Sheff + Associates	900	13,546
GMP Capital	3,300	11,207
Goldcorp	4,100	47,371
Goldcorp	3,420	39,535
†Gran Tierra Energy	11,500	25,012
Granite Oil	867	5,060
†Great Canadian Gaming	2,622	29,309
Great-West Lifeco	2,450	61,128
†Heroux-Devtek	1,187	11,021
High Liner Foods	1,300	14,607
Home Capital Group	3,712	72,204
Horizon North Logistics	5,000	8,165
HudBay Minerals	16,300	62,541
Hudson’s Bay	4,300	56,238
Husky Energy	6,200	64,107
†IAMGOLD	17,700	25,195
IGM Financial	2,000	51,071
†IMAX	1,900	67,526
Imperial Oil	1,898	61,723
Imperial Oil	900	29,316
Industrial Alliance Insurance & Financial Services	3,800	121,171
Innergex Renewable Energy	5,751	47,082
Intact Financial	1,100	70,485
Inter Pipeline	2,100	33,701
†Interfor	3,700	37,536
Intertape Polymer Group	2,627	35,477
†Ithaca Energy	12,000	4,942
Jean Coutu Group Class A	1,000	12,941
Just Energy Group	2,000	14,240
Just Energy Group	1,946	13,892
Keyera	4,200	122,181
Killam Properties	1,400	10,632

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
†Kinross Gold	50,300	$91,227
†Kirkland Lake Gold	7,800	27,278
†Klondex Mines	6,555	13,404
†Lake Shore Gold	24,352	19,708
Laurentian Bank of Canada	2,600	90,740
Linamar	2,200	118,795
Liquor Stores	1,859	11,243
Loblaw	1,200	56,655
Lucara Diamond	15,831	25,738
†Lundin Mining	28,900	79,353
MacDonald Dettwiler & Associates	400	24,064
Magellan Aerospace	1,000	11,633
Magna International	3,700	150,037
Magna International	400	16,224
†Mainstreet Equity	347	7,540
Major Drilling Group International	5,366	16,983
Mandalay Resources	14,708	6,802
Manitoba Telecom Services	1,900	40,871
Manulife Financial	12,294	184,239
Manulife Financial	8,500	127,330
Maple Leaf Foods	5,400	92,709
Martinrea International	6,200	47,084
Medical Facilities	2,453	25,506
†MEG Energy	8,238	47,739
Melcor Developments	800	8,416
Methanex	2,387	78,795
Methanex	1,400	46,230
Metro Class A	4,300	120,367
†Mitel Networks	3,519	27,131
Morguard	200	19,220
Morneau Shepell	2,000	20,926
MTY Food Group	600	14,060
Mullen Group	4,300	43,530
National Bank of Canada	7,100	206,800
Nevsun Resources	13,699	37,119
New Flyer Industries	1,600	32,741
†New Gold	24,199	56,303
Newalta	2,800	7,061
North West	1,800	37,289
Northland Power	3,846	51,856
†NuVista Energy	8,200	24,115
OceanaGold	22,400	42,730
Onex	1,100	67,417
Open Text	1,998	95,764
Open Text	1,100	52,729
Osisko Gold Royalties	3,700	36,547
Pacific Exploration & Production	11,300	13,962
†Painted Pony Petroleum	5,300	13,327
Pan American Silver	6,900	44,921
Pan American Silver	3,600	23,400
†Parex Resources	5,800	42,580
Parkland Fuel	2,800	47,120

LVIP Dimensional International Core Equity Fund—10

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Pason Systems	3,700	$51,839
Pembina Pipeline	700	15,250
Pembina Pipeline	650	14,144
Pengrowth Energy	25,800	19,015
Penn West Petroleum	11,740	9,925
†Performance Sports Group	1,204	11,595
Peyto Exploration & Development	3,700	66,490
PHX Energy Services	2,800	4,775
Pizza Pizza Royalty	1,500	14,795
Potash Corp of Saskatchewan	2,900	49,662
Potash Corp of Saskatchewan	1,998	34,206
Precision Drilling	14,800	58,496
Precision Drilling	2,600	10,244
Premium Brands Holdings	800	22,076
†Primero Mining	8,307	18,727
Progressive Waste Solutions	2,692	63,397
Progressive Waste Solutions	2,100	49,467
Quebecor Class B	1,900	46,513
†Redknee Solutions	2,001	4,294
Reitmans Canada Class A	2,800	8,234
Richelieu Hardware	300	14,710
†Richmont Mines	4,400	14,116
Ritchie Bros Auctioneers	2,692	64,904
Ritchie Bros Auctioneers	400	9,636
†Rock Energy	4,000	4,220
Rogers Communications Class B	1,400	48,273
Rogers Communications Class B	500	17,230
Rogers Sugar	4,024	12,328
RONA	8,200	73,175
Royal Bank of Canada	13,763	737,422
Royal Bank of Canada	6,400	342,903
Russel Metals	3,100	35,996
†Sandstorm Gold	8,400	21,851
†Sandvine	5,400	13,813
Saputo	2,500	59,793
Secure Energy Services	4,300	25,975
†SEMAFO	13,600	34,493
Shaw Communications Class B	5,288	90,901
Shaw Communications Class B	1,100	18,917
ShawCor	2,439	49,469
Sherritt International	17,100	9,020
Sienna Senior Living	2,500	29,156
†Sierra Wireless	900	14,157
†Silver Standard Resources	4,400	22,792
Silver Wheaton	2,244	27,870
Silver Wheaton	1,000	12,428
SNC-Lavalin Group	8,100	240,668
Sprott	6,000	10,318
Stantec	2,400	59,517
Stantec	1,997	49,506
Stella-Jones	1,200	45,531
Student Transportation	3,000	11,099

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
Student Transportation	1,945	$7,216
Sun Life Financial	5,000	155,894
Suncor Energy	16,200	418,125
Suncor Energy	8,494	219,145
†SunOpta	2,498	17,086
Superior Plus	8,100	62,976
Surge Energy	10,379	15,824
Tahoe Resources	7,600	65,892
Teck Resources Class B	16,716	64,499
Teck Resources Class B	2,300	8,878
†Teranga Gold	23,500	8,320
†Thompson Creek Metals	12,100	2,492
Thomson Reuters	3,400	128,758
Thomson Reuters	300	11,355
TMX Group	300	7,758
TORC Oil & Gas	5,100	18,978
Toromont Industries	3,200	72,951
Toronto-Dominion Bank	7,300	286,103
Toronto-Dominion Bank	3,032	118,763
Torstar Class B	2,100	4,218
Total Energy Services	1,899	18,606
†Tourmaline Oil	5,400	87,207
TransAlta	8,500	30,156
TransAlta	6,900	24,426
TransAlta Renewables	1,500	11,240
TransCanada	3,195	104,125
TransCanada	2,800	91,428
Transcontinental Class A	5,300	66,099
TransForce	5,800	98,947
TransGlobe Energy	3,840	6,964
Trinidad Drilling	7,358	11,271
†Turquoise Hill Resources	14,323	36,326
Uni-Select	1,000	49,503
†Valeant Pharmaceuticals International	1,300	132,034
†Valeant Pharmaceuticals International	300	30,495
Valener	2,000	26,027
Veresen	8,376	53,623
Vermilion Energy	3,745	101,639
Vermilion Energy	500	13,588
Wajax	700	8,492
West Fraser Timber	3,000	113,870
Western Energy Services	3,130	8,775
Western Forest Products	15,500	25,312
@WestJet Airlines Class VV	1,300	19,031
Westshore Terminals Investment	1,600	13,469
Whistler Blackcomb Holdings	968	17,451
Whitecap Resources	15,648	102,552
Wi-LAN	7,500	10,026
Winpak	1,000	32,920
WSP Global	2,329	71,539
Yamana Gold	34,217	63,541

LVIP Dimensional International Core Equity Fund—11

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Canada (continued)
†Yellow Pages	600	$6,620

		17,871,146

☐China–0.02%
†China Daye Non-Ferrous Metals Mining Class F	70,000	1,272
†Goldin Properties Holdings	10,000	11,480
Nexteer Automotive Group	25,000	27,666

		40,418

Denmark–1.74%
ALK-Abello Class A	322	40,970
Alm Brand	5,093	35,892
Ambu Class B	1,559	47,478
AP Moeller - Maersk Class A	47	60,516
AP Moeller - Maersk Class B	93	121,288
BankNordik	463	8,591
†Bavarian Nordic	1,087	56,155
Carlsberg Class B	1,562	138,366
Chr Hansen Holding	1,938	121,210
Coloplast Class B	599	48,357
†D/S Norden	1,234	21,878
Danske Bank	5,745	154,136
Dfds	1,405	54,531
DSV	5,735	225,728
FLSmidth	2,469	85,777
†Genmab	1,156	153,691
GN Store Nord	4,130	74,945
†H Lundbeck	2,213	75,556
IC Group	491	18,016
ISS	466	16,796
†Jyske Bank	3,311	149,747
Matas	1,226	23,741
NKT Holding	1,247	64,364
Nordjyske Bank	671	11,187
Novo Nordisk Class B	8,121	470,143
Novo Nordisk ADR	2,700	156,816
Novozymes Class B	3,714	177,804
Pandora	2,554	321,985
PER Aarsleff Class B	81	24,897
Ringkjoebing Landbobank	179	39,119
Rockwool International Class B	365	51,300
Royal Unibrew	2,279	92,613
†Santa Fe Group	1,260	11,968
Schouw	794	44,559
SimCorp	2,117	119,356
Solar Class B	383	24,234
Spar Nord Bank	4,734	41,824
Sydbank	4,128	132,536
TDC	28,263	140,708
†Topdanmark	2,805	79,688
Tryg	3,854	76,577

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Denmark (continued)
United International Enterprises	70	$10,743
Vestas Wind Systems	5,825	406,770
†William Demant Holding	1,223	116,484
†Zealand Pharma	730	15,953

		4,364,993

Finland–1.70%
Amer Sports Class A	6,366	185,852
BasWare	315	12,675
Cargotec Class B	2,589	96,578
Caverion	3,730	36,512
Citycon	10,306	26,767
Cramo	1,559	32,179
Elisa	5,417	203,805
Fiskars	1,714	34,905
Fortum	6,698	100,910
HKScan	2,593	10,702
Huhtamaki	6,263	227,258
Kemira	7,506	88,370
Kesko Class A	324	10,957
Kesko Class B	5,120	179,458
Kone Class B	3,437	145,520
Konecranes	1,835	45,415
Lassila & Tikanoja	992	19,533
Metsa Board	14,318	106,211
Metso	3,349	75,015
Neste	6,313	188,409
Nokia	50,006	353,752
Nokian Renkaat	4,941	176,392
Olvi Class A	439	10,586
†Oriola-KD Class B	5,656	26,540
Orion Class A	1,218	42,056
Orion Class B	3,716	128,561
†Outokumpu	16,200	47,454
Outotec	9,403	34,435
PKC Group	592	10,435
Raisio Class V	7,392	33,993
Ramirent	1,333	9,294
Sampo Class A	6,768	343,678
Sanoma	4,161	17,680
†Stockmann Class B	3,070	20,851
Stora Enso Class R	29,835	269,760
Technopolis	3,440	13,908
Tieto	3,837	102,499
Tikkurila	1,661	29,079
UPM-Kymmene	27,218	505,288
Uponor	1,300	19,177
Vaisala Class A	415	10,804
Valmet	3,035	29,246
Wartsila	3,823	174,542
YIT	4,487	25,406

		4,262,447

LVIP Dimensional International Core Equity Fund—12

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
France–7.25%
Accor	2,820	$122,128
Aeroports de Paris	387	45,033
†Air France-KLM	6,635	50,506
Air Liquide	2,237	251,129
Airbus Group	3,130	210,913
Akka Technologies	548	17,713
Albioma	1,323	21,494
†Alstom	2,435	74,373
Alten	1,306	75,574
Altran Technologies	7,469	100,028
Arkema	2,930	205,087
Atos	4,384	368,031
AXA	15,915	434,835
BioMerieux	605	72,188
BNP Paribas	8,427	476,755
Boiron	217	17,568
Bollore	10,668	49,707
Bonduelle	1,021	25,563
Bouygues	5,804	230,122
Bureau Veritas	4,810	95,866
Cap Gemini	1,876	174,058
Carrefour	15,593	449,987
Casino Guichard Perrachon	1,905	87,513
†Cegedim	412	14,323
Cegid Group	348	19,708
†CGG	6,006	17,513
Chargeurs	2,733	26,644
Christian Dior	405	68,791
Cie de Saint-Gobain	14,209	615,723
Cie des Alpes	539	9,067
Cie Generale des Etablissements Michelin	6,294	599,052
CNP Assurances	6,429	86,719
Credit Agricole	9,026	106,359
Danone	3,631	245,348
Dassault Systemes	720	57,548
†Derichebourg	7,947	28,501
Devoteam	373	13,514
Edenred	5,392	101,921
Eiffage	2,690	173,842
Electricite de France	4,441	65,402
#Elior 144A	3,614	75,712
Engie	23,051	408,289
†Eramet	180	5,762
Essilor International	1,793	223,462
†Esso Francaise	210	11,278
†Etablissements Maurel et Prom	1,407	4,557
Euler Hermes Group	481	46,306
Eurofins Scientific	351	122,430
#Euronext 144A	672	34,478
Eutelsat Communications	5,983	179,125
Faiveley Transport	309	32,061

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Faurecia	3,964	$158,829
†GameLoft	2,605	17,125
Gaztransport Et Technigaz	801	33,871
GL Events	693	12,539
Groupe Crit	166	10,272
Groupe Eurotunnel	4,235	52,686
†Groupe Fnac	591	34,874
Guerbet	460	32,375
Haulotte Group	905	13,631
Havas	7,309	61,496
Hermes International	133	44,955
Iliad	291	69,365
Imerys	1,345	93,946
Ingenico Group	940	118,642
Interparfums	466	11,491
Ipsen	1,057	70,031
IPSOS	1,469	33,832
Jacquet Metal Service	688	10,689
JCDecaux	1,584	60,720
Kering	820	140,193
Korian	1,447	52,925
Lagardere	5,677	169,402
†Le Noble Age	292	8,314
Lectra	805	10,584
Legrand	2,432	137,560
LISI	866	23,485
L’Oreal	965	162,310
LVMH Moet Hennessy Louis Vuitton	1,525	239,521
Manitou BF	108	1,656
Mersen	975	18,012
Metropole Television	1,842	31,674
MGI Coutier	593	12,179
Montupet	302	23,358
Natixis	14,803	83,738
†Naturex	384	29,795
Neopost	1,527	37,259
†Nexans	2,765	100,903
Nexity	1,770	78,401
†Nicox	1,175	11,648
Numericable-SFR	770	27,971
Oeneo	1,987	16,195
Orange	32,435	542,474
Orange ADR	1,900	31,597
Orpea	960	76,860
†Parrot	338	9,906
Pernod Ricard	1,343	153,155
†Peugeot	16,604	291,037
†Pierre & Vacances	474	15,170
Plastic Omnium	3,857	122,596
Plastivaloire	178	14,092
Publicis Groupe	1,984	131,921
Rallye	1,878	29,180

LVIP Dimensional International Core Equity Fund—13

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Renault	2,936	$293,867
Rexel	13,205	175,827
Rothschild	879	22,457
Rubis	1,285	97,523
Safran	1,890	129,842
Saft Groupe	1,555	47,392
Sanofi	8,859	754,945
Sanofi ADR	2,500	106,625
Sartorius Stedim Biotech	99	37,971
Savencia	172	11,164
Schneider Electric	4,278	242,996
SCOR	7,017	262,548
SEB	1,306	134,069
†Sequana	2,004	8,827
SES FDR	2,913	80,715
Societe BIC	527	86,716
Societe Generale	8,658	398,961
Societe Television Francaise 1	5,277	58,592
Sodexo	1,066	104,140
†Solocal Group	892	6,676
Somfy	32	12,136
Sopra Steria Group	805	94,658
†Stallergenes Greer	245	8,520
†Ste Industrielle D’aviation Latecoere	2,773	12,415
Stef	120	8,288
STMicroelectronics	28,318	189,573
STMicroelectronics New York Shares	1,700	11,322
Suez Environnement	5,880	109,971
Synergie	481	13,889
Tarkett	680	21,271
Technicolor	11,287	91,606
Technip	4,746	236,009
Teleperformance	2,918	245,356
Thales	1,696	126,939
†Theolia	21,718	13,925
TOTAL	35,192	1,577,634
TOTAL ADR	6,060	272,397
Trigano	425	25,950
†UBISOFT Entertainment	6,574	190,250
Valeo	1,113	171,589
Vallourec	3,283	30,563
†Valneva Se	3,465	14,296
Veolia Environnement	4,128	97,935
Vicat	1,093	65,731
Vilmorin & Cie	152	10,935
Vinci	4,165	266,942
Virbac	158	37,704
Vivendi	10,506	225,628
#†Worldline 144A	650	16,836
Zodiac Aerospace	4,021	95,737

		18,183,904

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany–6.36%
Aareal Bank	3,583	$112,818
adidas	3,374	327,462
†ADVA Optical Networking	2,630	31,755
†AIXTRON	5,087	22,566
Allianz	3,714	654,667
Allianz ADR	1,679	29,584
Amadeus Fire	168	13,691
Aurubis	2,008	101,673
Axel Springer	1,836	102,096
BASF	13,366	1,018,149
BASF ADR	500	38,008
Bauer	208	3,933
Bayer	3,147	393,012
Bayer ADR	515	64,290
Bayerische Motoren Werke	6,518	686,650
BayWa	800	24,690
Bechtle	862	81,944
Beiersdorf	651	59,168
Bertrandt	119	14,275
Bijou Brigitte	306	18,958
Bilfinger	2,082	97,838
Biotest	591	12,010
Borussia Dortmund	6,697	29,205
Brenntag	3,135	163,350
CANCOM	433	20,452
Carl Zeiss Meditec Class B	1,043	32,315
CENTROTEC Sustainable	909	13,049
Cewe Stiftung	267	15,845
comdirect bank	1,388	16,467
†Commerzbank	16,286	168,041
CompuGroup Medical	1,021	37,348
Continental	840	203,195
†Cropenergies	900	5,213
CTS Eventim	1,444	57,251
Daimler	15,140	1,264,950
Deutsche Bank	8,080	195,132
Deutsche Bank	3,059	74,283
Deutsche Boerse	1,651	145,118
†Deutsche Lufthansa	14,323	225,592
Deutsche Post	7,383	206,403
Deutsche Telekom	36,604	657,401
Deutsche Telekom ADR	4,300	76,884
Deutsche Wohnen	6,765	187,056
Deutz	5,128	20,410
†Dialog Semiconductor	2,479	82,717
DIC Asset	2,691	27,247
DMG Mori	1,107	45,706
Draegerwerk	149	9,766
Drillisch	1,143	48,084
Duerr	907	71,978
E.ON	19,368	185,963
Elmos Semiconductor	625	10,878

LVIP Dimensional International Core Equity Fund—14

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
ElringKlinger	886	$22,490
Fielmann	790	58,247
Fraport Frankfurt Airport Services Worldwide	1,706	108,790
Freenet	5,094	171,888
Fresenius	3,139	223,588
Fresenius Medical Care	1,682	141,340
Fresenius Medical Care ADR	253	10,586
FUCHS PETROLUB	814	33,277
GEA Group	2,360	95,342
Gerresheimer	2,371	185,266
Gerry Weber International	1,052	14,567
Gesco	87	6,704
GFK	641	21,409
GFT Technologies	786	26,759
Grammer	798	23,590
GRENKELEASING	150	29,922
Hamburger Hafen und Logistik	1,312	20,046
Hannover Rueck	954	108,932
HeidelbergCement	2,216	180,590
†Heidelberger Druckmaschinen	15,511	38,025
Henkel	588	56,241
HOCHTIEF	1,104	102,389
Hornbach Baumarkt	449	13,830
HUGO BOSS	1,474	121,613
Indus Holding	1,351	64,983
Infineon Technologies	5,788	84,378
Infineon Technologies ADR	3,600	52,740
Isra Vision	208	14,527
Jenoptik	2,498	38,812
K+S	5,889	150,110
KION Group	3,101	153,764
Kloeckner	5,682	49,142
†Koenig & Bauer	998	35,681
†Kontron	2,956	9,685
Krones	474	56,438
KUKA	689	61,653
KWS Saat	80	24,081
LANXESS	3,677	169,198
†LEG Immobilien	1,970	160,549
Leoni	1,870	73,497
Linde	1,759	254,091
MAN	420	42,205
†Manz	203	7,567
Merck	820	79,389
METRO	9,018	287,276
MLP	3,220	12,842
MTU Aero Engines	2,712	264,313
Muenchener Rueckversicherungs- Gesellschaft in Muenchen	1,450	288,881
Nemetschek	858	42,587
†Nordex	2,595	91,138

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Norma Group	1,905	$105,287
OSRAM Licht	3,266	136,444
†Paion	2,395	5,856
Pfeiffer Vacuum Technology	445	44,882
PNE Wind	5,914	13,303
ProSiebenSat.1 Media	4,449	224,448
Puma	86	18,565
†QIAGEN	3,587	97,218
QSC	4,250	6,974
Rational	104	47,205
Rheinmetall	2,846	189,170
RHOEN-KLINIKUM	2,761	82,823
RTL Group	438	36,473
RWE	9,044	114,016
SAF-Holland	1,626	22,012
Salzgitter	1,965	48,017
SAP	2,901	230,193
Schaltbau Holding	392	21,754
†SGL Carbon	1,694	23,636
SHW	537	15,595
Siemens	2,652	256,558
Siemens ADR	900	86,558
Sixt	985	50,109
†SMA Solar Technology	713	39,428
Software	1,817	51,785
STADA Arzneimittel	4,131	166,577
Stroeer Media	927	58,200
Suedzucker	5,388	106,787
Surteco	221	5,203
†Suss Microtec	1,767	16,024
Symrise	1,904	126,036
TAG Immobilien	4,323	53,856
Takkt	2,304	46,182
Talanx	2,027	62,337
Technotrans	656	13,679
Telefonica Deutschland Holding	8,984	47,386
ThyssenKrupp	4,433	87,873
†Tom Tailor Holding	912	5,149
United Internet	2,758	151,625
†VERBIO Vereinigte BioEnergie	2,083	13,570
Volkswagen	574	88,201
Vonovia	3,324	102,684
†Vossloh	422	27,224
VTG	936	28,746
Wacker Chemie	801	66,969
Wacker Neuson	1,702	26,222
Washtec	1,015	33,642
Wincor Nixdorf	993	49,783
XING	87	16,054
Zeal Network	248	10,492

		15,970,304

LVIP Dimensional International Core Equity Fund—15

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
■Hong Kong–2.79%
Agritrade Resources	80,000	$17,078
AIA Group	72,200	431,395
Allied Group	4,000	19,879
Allied Properties	50,000	9,767
APT Satellite Holdings	27,500	22,083
Asia Financial Holdings	24,000	9,267
Asia Satellite Telecommunications Holdings	6,500	8,140
ASM Pacific Technology	13,100	102,277
Bank of East Asia	21,200	78,640
BOC Hong Kong Holdings	46,000	139,977
Bonjour Holdings	262,000	16,164
Bright Smart Securities & Commodities Group	48,000	14,716
Brightoil Petroleum Holdings	69,000	23,006
†Burwill Holdings	208,000	7,333
Cafe de Coral Holdings	14,000	41,027
Cathay Pacific Airways	46,000	79,149
Century City International Holdings	124,000	8,629
Cheung Kong Infrastructure Holdings	5,000	46,194
Cheung Kong Property Holdings	16,680	107,901
†China Energy Development Holdings	586,000	11,608
†China Public Procurement	420,000	11,855
†China Smarter Energy Group Holdings	66,000	8,153
†China Star Entertainment	30,000	3,002
Chinese Estates Holdings	4,500	15,076
Chow Sang Sang Holdings International	15,000	24,650
Chow Tai Fook Jewellery Group	42,000	27,068
Chu Kong Shipping Enterprises Group	20,000	6,046
Chuang’s Consortium International	72,000	7,856
CITIC Telecom International Holdings	95,000	36,195
CK Hutchison Holdings	16,680	224,208
CK Life Sciences International Holdings	84,000	7,551
CLP Holdings	8,000	67,807
†Convoy Financial Holdings	120,000	6,696
CW Group Holdings	24,000	10,519
Dah Sing Banking Group	19,600	34,542
Dah Sing Financial Holdings	10,000	49,769
†Dragonite International	24,000	3,097
Emperor Capital Group	72,000	5,894
Emperor Entertainment Hotel	45,000	8,217
Emperor International Holdings	44,000	8,086
Emperor Watch & Jewellery	270,000	6,687
Esprit Holdings	89,300	98,299
Far East Consortium International	64,000	24,336
FIH Mobile	135,000	51,378
First Pacific	120,000	79,491
First Shanghai Investments	88,000	14,483
Galaxy Entertainment Group	32,000	100,265
Get Nice Holdings	192,000	8,739

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Giordano International	92,000	$42,972
†Global Brands Group Holding	334,000	63,248
†Goldin Financial Holdings	8,000	15,663
Great Eagle Holdings	4,000	13,014
G-Resources Group	1,176,000	27,921
Guoco Group	2,000	21,845
Guotai Junan International Holdings	90,000	31,273
Haitong International Securities Group	72,226	44,040
Hang Lung Group	38,000	123,229
Hang Lung Properties	49,000	111,026
Hang Seng Bank	3,600	68,231
Hanison Construction Holdings	11,093	2,181
†Hao Tian Development Group	126,000	7,551
Henderson Land Development	11,500	70,149
#HK Electric Investments 144A	49,000	41,057
HKR International	45,600	20,936
HKT Trust	79,000	100,914
Hong Kong & China Gas	38,800	75,932
Hong Kong Aircraft Engineering	1,200	8,384
Hong Kong Exchanges & Clearing	5,500	140,110
Hong Kong Ferry Holdings	11,000	13,036
Hongkong & Shanghai Hotels	34,000	37,904
Hongkong Chinese	48,000	8,144
Hopewell Holdings	26,500	94,936
Hsin Chong Construction Group	120,000	11,890
Hutchison Telecommunications Hong Kong Holdings	74,000	25,614
Hysan Development	17,000	69,455
IT	32,000	8,470
Johnson Electric Holdings	19,500	66,650
Kerry Logistics Network	30,500	44,365
Kerry Properties	20,500	55,787
†Kingston Financial Group	90,000	37,944
†Ko Yo Chemical Group	132,000	8,459
†Kong Sun Holdings	175,000	14,379
Kowloon Development	26,000	25,670
Lai Sun Development	420,000	6,418
Lai Sun Garment International	71,000	7,879
Li & Fung	196,000	132,550
Lifestyle International Holdings	28,500	38,009
Lippo China Resources	350,000	12,152
Liu Chong Hing Investment	12,000	14,380
L’Occitane International	11,750	22,674
†Louis XIII Holdings	36,500	9,880
Luk Fook Holdings International	22,000	46,469
†Macau Legend Development	169,000	21,922
Man Wah Holdings	30,800	36,106
†Mason Financial Holdings	260,000	12,800
Melco Crown Entertainment ADR	600	10,080
Melco International Development	22,000	32,866
MGM China Holdings	20,400	25,354
†Midland Holdings	30,000	12,368

LVIP Dimensional International Core Equity Fund—16

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Miramar Hotel & Investment	10,000	$17,660
†Mongolian Mining	302,000	6,782
MTR	13,000	64,191
NagaCorp	106,000	66,768
New World Development	144,000	141,397
NewOcean Energy Holdings	62,000	24,153
NWS Holdings	70,185	104,767
Orient Overseas International	12,000	57,437
†@=Pacific Andes International Holdings	338,000	6,367
Pacific Basin Shipping	101,000	22,105
Pacific Textiles Holdings	22,000	33,883
PCCW	172,000	100,542
Pico Far East Holdings	58,000	15,716
Playmates Holdings	6,000	7,010
†PME Group	560,000	13,627
Polytec Asset Holdings	85,000	7,758
Power Assets Holdings	9,000	82,507
Prada	5,600	17,414
Public Financial Holdings	24,000	11,421
Regal Hotels International Holdings	18,000	10,791
Sa Sa International Holdings	42,000	14,198
Samsonite International	31,500	94,404
Sands China	12,000	40,682
SEA Holdings	12,000	18,531
Shangri-La Asia	94,000	91,525
Shenwan Hongyuan	20,000	9,893
Shun Tak Holdings	94,000	35,289
Singamas Container Holdings	72,000	7,298
Sino Land	44,000	64,096
Sitoy Group Holdings	26,000	10,829
SJM Holdings	111,000	78,659
SmarTone Telecommunications Holdings	14,500	21,944
†SOCAM Development	18,000	10,567
Stella International Holdings	19,500	48,431
Sun Hung Kai	29,000	18,985
Sun Hung Kai Properties	14,000	168,272
Swire Pacific	17,500	35,604
Swire Pacific Class A	13,500	150,795
Swire Properties	5,000	14,377
Tao Heung Holdings	2,000	552
Techtronic Industries	53,500	216,578
Television Broadcasts	22,400	92,041
Texwinca Holdings	36,000	37,544
Tradelink Electronic Commerce	68,000	15,642
Transport International Holdings	6,400	17,020
Trinity	72,000	10,640
Tsui Wah Holdings	20,000	4,663
†United Laboratories International Holdings	36,000	19,804
†United Photovoltaics Group	142,000	13,645
Value Partners Group	26,000	30,221

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Varitronix International	21,000	$14,687
Victory City International Holdings	87,604	8,882
Vitasoy International Holdings	40,000	82,063
VST Holdings	32,000	8,651
VTech Holdings	6,200	64,193
#†WH Group 144A	166,500	92,668
Wharf Holdings	20,000	110,268
Wheelock	16,000	67,138
Wing On International	3,000	9,863
Wing Tai Properties	16,000	9,236
Wynn Macau	17,200	19,983
Xinyi Glass Holdings	106,000	61,939
Yue Yuen Industrial Holdings	32,000	108,399

		7,001,476

Ireland–0.58%
†Bank of Ireland	415,451	152,113
C&C Group	5,498	22,143
CRH	1,314	37,893
CRH ADR	12,271	353,650
Glanbia	5,930	109,161
Irish Continental Group	6,660	39,183
Kerry Group Class A	1,679	138,914
Kingspan Group	6,906	182,073
Paddy Power	1,290	172,241
Smurfit Kappa Group	10,114	259,018

		1,466,389

Israel–0.72%
†Airport City	1,088	9,779
Alrov Properties & Lodgings	525	10,510
Amot Investments	3,318	10,657
Azrieli Group	679	25,291
Bank Hapoalim	14,882	76,811
†Bank Leumi Le-Israel	20,587	71,372
Bayside Land Class 1	35	10,553
Bezeq The Israeli Telecommunication	18,168	39,989
Big Shopping Centers	216	11,012
†Cellcom Israel	2,790	17,355
†Clal Insurance Enterprises Holdings	1,453	17,736
Delek Automotive Systems	1,071	9,536
Delek Group	225	45,052
Delta-Galil Industries	750	20,699
Elbit Systems	337	29,664
Elbit Systems	192	16,959
Electra	116	14,298
†Evogene	1,222	9,763
EZchip Semiconductor	1,427	35,275
First International Bank Of Israel	1,939	22,883
Formula Systems 1985	762	20,651
Frutarom Industries	1,429	76,715
†Gilat Satellite Networks	2,019	7,066

LVIP Dimensional International Core Equity Fund—17

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Israel (continued)
Harel Insurance Investments &
Financial Services	5,427	$20,818
Hilan	918	11,677
IDI Insurance	327	14,870
Israel Chemicals	9,416	38,217
†Israel Discount Bank Class A	34,305	62,204
Ituran Location & Control	462	8,649
†Jerusalem Oil Exploration	498	19,496
†Kamada	3,546	14,853
Matrix IT	1,514	8,807
Melisron	307	9,824
Menorah Mivtachim Holdings	2,701	23,181
Migdal Insurance & Financial Holding	10,912	7,937
Mizrahi Tefahot Bank	5,262	62,839
†Naphtha Israel Petroleum	2,641	12,983
NICE-Systems ADR	400	22,928
†Nova Measuring Instruments	958	9,573
†Oil Refineries	40,638	16,064
Osem Investments	984	16,876
†Partner Communications	2,753	12,152
Paz Oil	299	46,974
†Phoenix Holdings	4,323	9,631
Rami Levy Chain Stores Hashikma Marketing 2006	248	11,386
Shikun & Binui	16,387	25,844
†Shufersal	5,699	17,659
Strauss Group	597	8,886
Teva Pharmaceutical Industries ADR	10,249	672,744
Tower Semiconductor	671	9,434

		1,806,132

Italy–2.87%
A2A	47,014	63,657
ACEA	1,972	30,321
Amplifon	2,061	17,852
#Anima Holding Spa 144A	1,556	13,439
Ascopiave	4,301	10,208
Assicurazioni Generali	16,816	307,159
Astaldi	1,991	12,110
Atlantia	2,932	77,573
†Autogrill	4,964	47,306
Azimut Holding	3,802	94,499
†Banca Carige	7,846	10,682
Banca Generali	2,195	69,043
Banca IFIS	715	22,274
Banca Mediolanum	4,263	33,864
†Banca Monte dei Paschi di Siena	9,944	13,163
Banca Popolare dell’Emilia Romagna	38,679	293,372
Banca Popolare di Milano	275,587	272,946
Banca Popolare di Sondrio	22,791	101,928
†Banco Popolare	17,993	247,938
BasicNet	3,656	19,222

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
Biesse	850	$14,589
Brembo	1,193	57,635
Buzzi Unicem	3,003	53,827
Cementir Holding	2,477	15,756
†CIR-Compagnie Industriali Riunite	21,107	22,115
CNH Industrial	10,832	74,184
Credito Emiliano	2,613	19,308
†Credito Valtellinese	83,323	98,114
†d’Amico International Shipping	18,361	13,770
Danieli & C Officine Meccaniche	586	11,179
Datalogic	1,125	20,005
Davide Campari-Milano	5,091	44,014
De’ Longhi	2,087	62,337
DiaSorin	536	28,150
Ei Towers	427	27,510
Enel	29,335	123,005
Enel Green Power	90,357	183,648
Engineering	193	12,555
Eni	44,422	660,001
Eni ADR	2,400	71,520
ERG	2,382	32,205
Esprinet	1,533	14,106
Falck Renewables	11,210	13,436
†Fiat Chrysler Automobiles	25,152	349,291
Finecobank Banca Fineco	3,229	26,551
†Finmeccanica	14,496	201,547
†Gruppo Editoriale L’Espresso	12,500	13,671
Hera	23,329	61,824
Industria Macchine Automatiche	640	33,219
Interpump Group	2,344	36,336
Intesa Sanpaolo	91,610	304,223
Iren	20,071	32,388
Italcementi	13,188	146,897
Italmobiliare	357	16,296
La Doria	1,065	15,078
Luxottica Group	872	56,821
†Maire Tecnimont	4,831	13,051
MARR	652	13,471
Mediaset	26,891	111,428
Mediobanca	19,664	188,492
Moncler	3,803	52,920
Parmalat	4,463	11,591
Piaggio & C	5,671	14,287
Prysmian	7,432	162,375
Recordati	3,747	97,758
Reply	121	16,555
†Safilo Group	1,478	17,103
†Saipem	10,792	87,225
Salini Impregilo	8,251	35,673
Salvatore Ferragamo	1,711	40,101
†Saras	10,625	20,487
Snam	18,110	94,511

LVIP Dimensional International Core Equity Fund—18

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Italy (continued)
Societa Cattolica di Assicurazioni	8,524	$67,505
Societa Iniziative Autostradali e
Servizi	2,301	24,450
†Sogefi	4,702	11,013
†Telecom Italia	245,443	311,039
†Telecom Italia ADR	6,900	87,285
Tenaris ADR	1,200	28,560
Terna Rete Elettrica Nazionale	30,540	157,057
Tod’s	398	31,410
UniCredit	52,790	291,846
Unione di Banche Italiane ScpA	33,298	222,469
Unipol Gruppo Finanziario	17,578	90,410
UnipolSai	36,946	93,990
Vittoria Assicurazioni	1,077	11,751
†Yoox	1,842	68,613

		7,200,093

Japan–23.36%
77 Bank	13,000	69,987
ABC-Mart	400	21,894
Accordia Golf	2,700	25,891
Achilles	6,000	7,724
Adastria	600	33,573
ADEKA	4,500	63,992
Aderans	1,000	6,893
Advan	900	8,143
Advantest	5,400	44,792
Aeon	28,600	440,639
Aeon Delight	500	16,041
Aeon Hokkaido	2,300	10,517
Aeon Mall	2,800	48,024
Ahresty	1,900	11,295
Ai Holdings	1,000	25,365
Aica Kogyo	2,000	39,299
Aichi Bank	500	26,625
Aichi Steel	7,000	32,788
Aida Engineering	2,700	27,827
Ain Pharmaciez	900	42,909
Air Water	8,000	128,661
Airport Facilities	2,000	9,518
Aisan Industry	2,000	20,537
Aisin Seiki	7,300	314,167
Ajinomoto	5,000	118,374
Akebono Brake Industry	7,100	17,685
Akita Bank	11,000	37,888
Alconix	1,000	13,326
Alfresa Holdings	2,600	51,349
Alinco	1,600	15,363
Alpen	700	11,664
Alpine Electronics	2,200	34,192
Alps Electric	3,300	89,486
Amada Holdings	12,100	115,462

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Amano	2,700	$36,518
Amiyaki Tei	300	11,618
Amuse	300	13,683
ANA Holdings	10,000	28,850
Anest Iwata	700	5,938
Anritsu	5,100	33,414
AOKI Holdings	2,500	32,612
Aomori Bank	10,000	32,067
Aoyama Trading	4,000	154,097
Aozora Bank	12,000	41,876
Arakawa Chemical Industries	1,000	9,952
Arata	300	6,448
Arcland Sakamoto	800	18,496
Arcs	1,400	30,856
Arisawa Manufacturing	1,300	8,344
Artnature	1,300	11,419
Asahi Diamond Industrial	2,700	28,872
Asahi Glass	21,000	120,301
Asahi Group Holdings	2,200	68,867
Asahi Holdings	1,700	26,531
Asahi Intecc	2,000	91,904
Asahi Kasei	33,000	223,140
Asahi Organic Chemicals Industry	7,000	12,968
Asante	800	10,109
Asanuma	6,000	15,407
Asatsu-DK	800	19,359
Ashikaga Holdings	4,400	17,149
†Asia Growth Capital	11,000	10,352
Asia Pile Holdings	1,700	7,893
Asics	500	10,373
ASKA Pharmaceutical	300	3,695
ASKUL	400	16,071
Astellas Pharma	7,000	99,646
Ateam	500	7,289
Atom	1,800	10,329
Autobacs Seven	2,000	36,452
Avex Group Holdings	3,500	41,519
Awa Bank	9,000	52,437
Axial Retailing	700	23,499
Azbil	2,100	53,809
Bandai Namco Holdings	3,400	71,829
Bando Chemical Industries	3,000	12,522
Bank of Iwate	800	33,306
Bank of Kochi	9,000	10,701
Bank of Kyoto	12,000	111,279
Bank of Nagoya	8,000	29,286
Bank of Okinawa	900	34,672
Bank of Saga	7,000	15,656
Bank of the Ryukyus	1,200	16,893
Bank of Yokohama	20,000	122,587
Belc	400	14,607
Belluna	2,100	11,576

LVIP Dimensional International Core Equity Fund—19

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Benefit One	900	$21,040
Benesse Holdings	3,400	97,909
Bic Camera	4,200	35,964
Biofermin Pharmaceutical	600	18,337
BML	500	14,976
Bridgestone	3,900	133,770
Broadleaf	1,100	10,825
Brother Industries	11,500	132,104
Bunka Shutter	2,900	24,548
C Uyemura	300	12,818
Calbee	600	25,336
Calsonic Kansei	11,000	96,973
Can Do	800	10,487
Canon	5,400	163,343
Canon ADR	1,500	45,195
Canon Electronics	1,300	21,403
Canon Marketing Japan	2,700	42,220
Capcom	2,300	55,459
Casio Computer	2,000	46,752
Cawachi	700	13,649
Central Glass	9,000	41,277
Central Japan Railway	600	106,516
Central Sports	600	11,616
Century Tokyo Leasing	2,100	75,012
Chiba Bank	14,000	99,343
Chiba Kogyo Bank	3,800	21,162
Chiyoda Integre	500	11,648
Chori	600	8,352
Chubu Electric Power	5,300	72,574
Chubu Shiryo	900	7,249
Chudenko	700	15,428
Chuetsu Pulp & Paper	8,000	13,500
Chugai Pharmaceutical	500	17,428
Chugai Ro	3,000	5,819
Chugoku Bank	6,300	84,062
Chugoku Electric Power	2,500	33,007
Chugoku Marine Paints	3,000	22,033
Chukyo Bank	7,000	13,363
Ci:Z Holdings	1,200	20,722
Citizen Holdings	10,000	71,870
CKD	2,700	26,836
Clarion	6,000	21,673
Cleanup	2,000	12,398
CMIC Holdings	800	10,188
CMK	4,000	11,490
Coca-Cola East Japan	3,200	51,530
Coca-Cola West Class C	3,100	62,744
Cocokara fine	300	13,468
COLOPL	1,400	27,604
Colowide	1,200	18,255
Computer Engineering & Consulting	1,600	16,105
COMSYS Holdings	3,800	53,429

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
†COOKPAD	1,800	$38,210
†Cosmo Energy Holdings	3,900	52,375
Cosmos Pharmaceutical	200	31,528
Create Restaurants Holdings	800	22,148
CREATE SD HOLDINGS	900	22,024
Credit Saison	5,400	106,388
CTI Engineering	400	4,090
CyberAgent	1,000	41,201
Dai Nippon Printing	10,000	98,882
Dai Nippon Toryo	10,000	19,229
Daibiru	3,000	24,712
Daicel	5,400	80,359
Dai-Dan	2,000	14,023
Daido Metal	1,300	11,947
Daido Steel	12,000	47,961
Daifuku	3,700	63,005
Daihatsu Diesel Manufacturing	2,400	14,331
Daihatsu Motor	8,400	113,312
Daihen	4,000	18,835
Daiho	6,000	28,578
Daiichi Jitsugyo	3,000	13,410
Dai-ichi Life Insurance	9,900	164,706
Daiichi Sankyo	7,000	144,472
Dai-ichi Seiko Class C	300	3,965
Daiichikosho	1,500	59,519
Daiken	4,000	11,775
Daikin Industries	1,200	87,382
Daikyo	19,000	30,817
Dainichiseika Color & Chemicals Manufacturing	3,000	14,021
Daio Paper	4,000	34,300
Daisan Bank	14,000	20,605
Daiseki	1,200	19,129
Daishi Bank	19,000	83,818
Daito Pharmaceutical	600	17,270
Daito Trust Construction	900	103,955
Daiwa House Industry	4,500	129,353
Daiwa Securities Group	23,000	140,609
Daiwabo Holdings	15,000	29,928
DCM Holdings	6,200	44,965
DeNA	2,900	45,344
Denka	20,000	88,617
Denso	4,200	200,691
Dentsu	1,300	71,123
Denyo	900	14,050
Descente	1,100	13,950
DIC	41,000	110,936
Digital Garage	600	10,707
Disco	700	65,917
DKS	5,000	14,615
DMG Mori	4,900	56,995
Don Quijote Holdings	1,400	49,164

LVIP Dimensional International Core Equity Fund—20

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Doshisha	700	$14,119
Doutor Nichires Holdings	1,900	29,387
Dowa Holdings	7,000	50,329
DTS	1,100	25,039
Dunlop Sports	1,300	10,073
Eagle Industry	1,000	18,258
Earth Chemical	300	12,311
East Japan Railway	1,500	141,243
Ebara	19,000	90,287
EDION	5,400	40,772
Ehime Bank	7,000	14,693
Eighteenth Bank	9,000	26,305
Eisai	900	59,533
Eizo	1,100	26,344
Elecom	1,300	16,813
Electric Power Development	1,300	46,300
Elematec	100	2,403
Endo Lighting	1,600	16,416
Enplas	800	28,778
EPS Holdings	2,600	28,643
Excel	1,000	12,802
Exedy	1,400	33,835
Ezaki Glico	700	37,815
F@N Communications	1,800	11,047
FamilyMart	1,000	46,533
FANUC	800	137,826
Fast Retailing	300	104,939
FCC	1,900	40,412
FIDEA Holdings	7,000	15,731
Fields	800	13,802
Financial Products Group	2,700	21,073
Foster Electric	1,500	32,620
FP	1,200	43,401
Fudo Tetra	20,200	23,645
Fuji	2,000	12,818
Fuji Ehime	600	12,178
Fuji Electric	27,000	113,230
Fuji Heavy Industries	4,000	164,778
Fuji Kyuko	2,000	19,229
Fuji Media Holdings	2,300	27,141
Fuji Oil	4,500	13,144
Fuji Oil Holdings	3,400	55,213
Fuji Pharma	600	10,872
Fuji Seal International	900	27,083
Fuji Soft	1,400	30,706
Fujibo Holdings	13,000	24,115
FUJIFILM Holdings	4,700	196,135
Fujikura	27,000	145,833
Fujimi	900	12,458
Fujimori Kogyo	900	23,391
†Fujisash	13,300	12,323
Fujita Kanko	5,000	25,084

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Fujitec	3,200	$32,756
Fujitsu	61,000	304,446
Fujitsu Frontech	700	8,636
Fujitsu General	3,000	38,154
Fukuda	2,000	20,479
Fukui Bank	9,000	17,484
Fukuoka Financial Group	13,000	64,459
Fukushima Bank	19,000	15,233
Fukushima Industries	700	16,540
Fukuyama Transporting	8,000	39,706
FULLCAST Holdings	1,600	9,845
Furukawa	14,000	28,755
Furukawa Electric	39,000	82,548
Furuno Electric	1,400	10,047
Fuso Chemical	1,200	16,648
Fuso Pharmaceutical Industries	6,000	13,898
Futaba	1,000	13,430
Futaba Industrial	1,700	8,113
Future Architect	2,000	12,999
Fuyo General Lease	600	28,254
G-7 Holdings	800	10,163
Gakken Holdings	6,000	13,381
Gecoss	900	7,705
Geo Holdings	2,000	31,474
Giken	800	10,074
Glory	2,200	67,541
GMO internet	2,500	32,904
GMO Payment Gateway	700	33,241
Godo Steel	8,000	15,783
Goldcrest	800	14,520
Gree	7,100	33,710
GS Yuasa	20,000	74,325
G-Tekt	1,000	14,019
Gulliver International	1,100	10,964
Gun-Ei Chemical Industry	4,000	10,047
†GungHo Online Entertainment	9,800	26,622
Gunma Bank	14,000	81,396
Gunze	7,000	20,502
H2O Retailing	3,300	64,483
Hachijuni Bank	14,000	85,676
Hakuhodo DY Holdings	1,600	17,311
Hakuto	900	9,090
Hamakyorex	1,000	18,644
Hamamatsu Photonics	1,000	27,414
Hankyu Hanshin Holdings	22,000	142,992
Hanwa	12,000	51,818
Happinet	1,100	10,726
Harmonic Drive Systems	700	15,138
Haseko	6,800	75,180
Hazama Ando	9,400	50,684
Heiwa	2,100	39,294
Heiwa Real Estate	2,000	21,884

LVIP Dimensional International Core Equity Fund—21

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Heiwado	1,200	$26,335
Hibiya Engineering	900	12,335
Hiday Hidaka	500	14,361
Higashi-Nippon Bank Class B	9,000	29,746
Hikari Tsushin	300	20,429
HI-LEX	900	26,008
Hino Motors	4,400	50,851
Hioki Ee	100	1,818
Hirose Electric	200	24,213
Hiroshima Bank	17,000	96,620
HIS	900	30,062
Hisamitsu Pharmaceutical	400	16,792
Hitachi	96,000	543,949
Hitachi ADR	1,000	56,700
Hitachi Capital	3,100	83,287
Hitachi Chemical	4,200	66,629
Hitachi Construction Machinery	5,700	88,644
Hitachi High-Technologies	2,800	75,718
Hitachi Koki	2,000	14,307
Hitachi Kokusai Electric	4,000	54,375
Hitachi Metals	6,200	76,494
Hitachi Transport System	1,900	33,131
Hitachi Zosen	8,800	48,305
Hochiki	1,300	11,834
Hodogaya Chemical	8,000	15,483
Hogy Medical	300	15,095
†Hokkaido Electric Power	7,000	71,917
Hokkoku Bank	19,000	63,062
Hokuetsu Bank	11,000	23,197
Hokuetsu Industries	2,000	13,498
Hokuetsu Kishu Paper	7,500	44,195
Hokuhoku Financial Group	41,000	83,577
Hokuriku Electric Power	2,700	39,900
Hokuto	600	11,553
Honda Motor	28,300	904,474
Honda Motor ADR	4,400	140,492
Honeys	1,900	16,399
Horiba	1,500	57,917
Hoshizaki Electric	300	18,649
Hosokawa Micron	4,000	20,439
House Foods Group	1,800	35,537
Hoya	2,400	98,138
Hulic	1,800	15,804
Hyakugo Bank	11,000	53,468
Hyakujushi Bank	14,000	52,041
Ibiden	5,400	77,413
IBJ Leasing	900	18,344
Ichibanya	300	14,736
Ichiken	4,000	13,656
Ichinen Holdings	1,200	11,483
Ichiyoshi Securities	1,000	9,156
Idec	2,000	18,065

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Idemitsu Kosan	3,800	$60,673
Ihara Chemical Industry	1,000	13,708
IHI	23,000	63,489
Iida Group Holdings	2,700	50,040
Iino Kaiun Kaisha	5,000	20,682
Ikyu	900	25,252
Imasen Electric Industrial	600	6,162
Inaba Denki Sangyo	900	28,755
Inabata	1,700	17,161
Inageya	600	6,515
Ines	1,400	13,013
Infocom	1,200	14,256
Information Services International- Dentsu	900	17,374
Inpex	6,700	65,315
Intage Holdings	1,000	14,152
Internet Initiative Japan	1,000	19,859
Inui Global Logistics	1,400	11,067
Iriso Electronics	400	22,474
Iseki	6,000	9,360
Isetan Mitsukoshi Holdings	2,500	32,601
†Ishihara Sangyo Kaisha	16,000	13,571
Isuzu Motors	17,700	190,668
IT Holdings	4,500	102,815
Ito En	2,900	74,601
ITOCHU	20,000	236,559
Itochu Enex	2,400	18,360
Itochu Techno-Solutions	1,700	33,870
Itochu-Shokuhin	300	10,368
Itoham Foods	4,000	23,174
Itoki	1,900	13,506
IwaiCosmo Holdings	900	10,374
Iwasaki Electric	7,000	14,269
Iwatani	11,000	56,788
Iyo Bank	8,700	84,523
Izumi	900	34,939
J Front Retailing	6,400	93,037
J Trust	4,200	33,666
Jaccs	7,000	25,565
Jalux	300	6,568
Jamco	400	13,403
†Janome Sewing Machine	1,000	6,510
Japan Airlines	400	14,317
Japan Airport Terminal	500	22,134
Japan Aviation Electronics Industry	4,000	57,376
†Japan Display	17,800	51,284
Japan Drilling	300	6,566
Japan Exchange Group	6,200	96,913
Japan Medical Dynamic Marketing	1,100	6,562
Japan Pulp & Paper	4,000	11,123
Japan Radio	3,000	9,145
Japan Securities Finance	4,300	21,919

LVIP Dimensional International Core Equity Fund—22

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Japan Steel Works	13,000	$45,634
Japan Tobacco	5,600	205,589
Japan Wool Textile	3,000	22,040
JCU	300	10,602
Jeol	3,000	19,492
JFE Holdings	11,200	175,860
JGC	7,000	107,139
Jimoto Holdings	7,400	12,263
Jin	600	22,130
J-Oil Mills	8,000	23,215
Joshin Denki	2,000	17,856
Joyo Bank	11,000	52,015
JSR	5,700	88,827
JTEKT	6,700	109,662
Juki	2,600	23,191
Juroku Bank	18,000	71,219
Justsystems	2,300	17,775
JVC Kenwood	4,200	11,488
JX Holdings	46,700	195,996
K&O Energy Group	900	12,793
kabu.com Securities	7,000	21,850
Kaga Electronics	1,200	17,915
Kajima	6,000	35,707
Kakaku.com	2,700	53,106
Kaken Pharmaceutical	500	34,165
Kakiyasu Honten	700	11,559
Kameda Seika	400	17,088
Kamei	1,600	15,661
Kamigumi	9,000	77,485
Kanagawa Chuo Kotsu	2,000	11,949
Kanamoto	1,900	48,048
Kandenko	6,000	40,257
Kaneka	9,000	93,544
Kanematsu	19,000	31,963
†Kansai Electric Power	5,800	69,538
Kansai Paint	4,000	60,629
Kansai Urban Banking	1,000	11,207
Kanto Denka Kogyo	2,000	13,116
Kao	2,500	128,467
Kasai Kogyo	1,400	20,218
Katakura Industries	300	3,223
Kato Sangyo	1,300	30,075
Kato Works	2,000	8,724
KAWADA TECHNOLOGIES	500	15,618
Kawai Musical Instruments Manufacturing	900	16,828
Kawasaki Heavy Industries	23,000	85,094
Kawasaki Kisen Kaisha	46,000	98,472
KDDI	11,100	288,257
Keihan Electric Railway	11,000	73,667
Keihanshin Building	2,600	14,599
Keihin	2,500	43,834

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Keikyu	5,000	$41,315
Keio	5,000	43,177
Keisei Electric Railway	5,000	63,789
Keiyo	2,300	9,689
Keiyo Bank	15,000	71,026
Kenedix	7,100	25,499
Kewpie	2,800	69,162
Key Coffee	700	11,174
Keyence	100	54,958
Kikkoman	1,000	34,646
Kinden	5,100	65,028
Kintetsu Group Holdings	16,000	65,050
Kintetsu World Express	2,100	36,953
Kinugawa Rubber Industrial	3,000	15,950
Kirin Holdings	7,400	100,467
Kitagawa Iron Works	6,000	13,257
Kita-Nippon Bank	400	10,963
Kito	700	6,263
Kitz	3,800	17,068
Kiyo Bank	3,000	43,283
†KLab	1,500	9,869
†KNT-CT Holdings	11,000	21,267
Koa	2,400	20,349
Koatsu Gas Kogyo	2,000	11,204
Kobayashi Pharmaceutical	300	24,638
Kobe Steel	123,000	133,636
Kohnan Shoji	1,200	16,831
Koito Manufacturing	1,700	69,710
Kokusai	1,000	12,810
Kokuyo	4,500	48,654
Komatsu	13,600	222,520
Komatsu Wall Industry	700	11,998
Komehyo	600	11,776
Komeri	1,800	37,111
Komori	1,800	21,060
Konami Holdings	2,600	61,889
Konica Minolta	13,600	136,201
Konishi	600	13,452
Konoike Transport	600	7,934
Kose	400	36,983
Koshidaka Holdings	900	16,283
Kourakuen Holdings	500	6,544
Krosaki Harima	5,000	11,519
K’s Holdings	2,100	71,506
Kubota	5,000	77,240
Kubota ADR	300	23,216
Kumagai Gumi	18,000	51,677
Kura	500	20,076
Kurabo Industries	8,000	13,636
Kuraray	6,800	82,364
Kureha	7,000	26,972
Kurimoto	8,000	15,066

LVIP Dimensional International Core Equity Fund—23

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Kurita Water Industries	3,600	$75,386
Kuroda Electric	1,300	24,016
KYB	11,000	33,281
Kyocera	2,000	92,877
Kyocera ADR	473	21,810
Kyodo Printing	4,000	11,085
Kyoei Steel	1,000	17,898
Kyokuto Kaihatsu Kogyo	1,200	13,317
Kyokuto Securities	1,100	13,866
Kyokuyo	5,000	11,477
KYORIN Holdings	1,800	37,503
Kyoritsu Maintenance	400	34,302
Kyosan Electric Manufacturing	4,000	11,986
Kyowa Exeo	3,200	32,852
Kyowa Hakko Kirin	4,000	62,936
Kyudenko	2,000	35,824
†Kyushu Electric Power	3,500	38,145
†Kyushu Financial Group	11,100	78,217
Lasertec	1,200	13,627
Lawson	900	73,051
†Leopalace21	10,100	54,666
Life	800	19,754
Lintec	2,000	42,069
Lion	6,000	56,458
LIXIL Group	5,000	111,044
M3	2,500	51,833
Mabuchi Motor	400	21,677
†Macnica Fuji Electronics Holdings	1,600	21,208
Maeda	5,000	33,781
Maeda Kosen	900	8,220
Maeda Road Construction	4,000	67,050
Makino Milling Machine	5,000	37,620
Makita	1,000	57,624
Mandom	300	12,098
Mani	400	7,718
Marubeni	34,500	177,360
Marudai Food	4,000	15,414
Maruha Nichiro	1,700	29,988
Marui Group	7,200	117,158
Marusan Securities	1,100	11,526
Maruwa Aichi	500	11,066
Maruzen Showa Unyu	2,000	7,146
Marvelous	1,200	9,129
Matsuda Sangyo	1,000	11,918
Matsui Construction	1,800	10,993
Matsumotokiyoshi Holdings	1,500	76,540
Matsuya	900	9,220
Max	2,000	20,622
Mazda Motor	17,600	363,157
McDonald’s Holdings	800	17,397
Medipal Holdings	3,800	64,765
Megachips	1,000	8,750

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Megmilk Snow Brand	2,400	$61,712
Meidensha	11,000	44,299
MEIJI Holdings	1,200	99,115
Meisei Industrial	2,100	8,705
Meitec	600	20,546
Message	1,200	34,188
Michinoku Bank	6,000	10,148
Micronics Japan	1,200	12,621
Mie Bank	6,000	13,281
Milbon	400	16,331
Mimasu Semiconductor Industry	1,000	9,521
Minato Bank	15,000	24,740
Minebea	4,000	34,246
Ministop	700	13,570
Miraca Holdings	1,700	74,800
Mirait Holdings	3,500	28,835
Misawa Homes	1,400	10,270
MISUMI Group	4,800	66,303
Mitani	600	14,949
Mito Securities	4,200	14,225
Mitsuba	2,400	37,102
Mitsubishi	11,700	194,599
Mitsubishi Chemical Holdings	55,900	354,655
Mitsubishi Electric	28,000	293,899
Mitsubishi Estate	4,000	83,170
Mitsubishi Gas Chemical	12,000	61,360
Mitsubishi Heavy Industries	57,000	249,222
Mitsubishi Logistics	5,000	65,878
Mitsubishi Materials	40,000	125,981
Mitsubishi Motors	21,200	179,356
Mitsubishi Nichiyu Forklift	3,300	13,386
†Mitsubishi Paper Mills	21,000	15,134
Mitsubishi Pencil	400	18,474
Mitsubishi Shokuhin	500	12,282
Mitsubishi Steel Manufacturing	6,000	11,461
Mitsubishi Tanabe Pharma	2,900	49,961
Mitsubishi UFJ Financial Group	125,300	776,107
Mitsubishi UFJ Financial Group ADR	35,500	220,810
Mitsubishi UFJ Lease & Finance	9,400	48,373
Mitsuboshi Belting	2,000	15,943
Mitsui	13,300	158,025
Mitsui Chemicals	42,000	186,263
Mitsui Engineering & Shipbuilding	46,000	75,724
Mitsui Fudosan	3,000	75,291
Mitsui High-Tec	900	5,629
Mitsui Home	3,000	13,771
Mitsui Matsushima	14,000	15,046
Mitsui Mining & Smelting	34,000	63,044
Mitsui OSK Lines	40,000	100,887
Mitsui Sugar	2,000	9,003
Mitsui-Soko Holdings	5,000	14,154
Mitsumi Electric	4,800	27,183

LVIP Dimensional International Core Equity Fund—24

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Miyazaki Bank	9,000	$28,822
Mizuho Financial Group	338,700	677,372
Mizuho Financial Group ADR	5,700	23,028
Mizuno	6,000	28,713
Mochida Pharmaceutical	500	35,431
Modec	900	12,517
Monex Group	7,900	20,526
Monogatari	100	4,550
MonotaRO	2,800	77,472
Morinaga	8,000	42,083
Morinaga Milk Industry	11,000	50,107
Morita Holdings	1,100	11,922
MS&AD Insurance Group Holdings	4,500	131,956
Murata Manufacturing	1,000	143,875
Musashi Seimitsu Industry	800	16,315
Musashino Bank	2,100	76,586
Nabtesco	2,900	58,911
Nachi-Fujikoshi	8,000	36,628
NaganoBank	8,000	13,698
Nagase	4,700	59,245
Nagatanien Holdings	2,000	17,911
Nagoya Railroad	11,000	45,781
Nakanishi	400	15,590
†Nakayama Steel Works	17,000	10,912
Nankai Electric Railway	12,000	71,019
Nanto Bank	14,000	43,850
NEC	82,000	259,808
NEC Capital Solutions	700	9,620
NEC Networks & System Integration	800	14,147
NET One Systems	4,000	25,606
Neturen	2,100	16,427
Nexon	1,300	21,147
Next	1,800	22,059
NGK Insulators	2,000	45,079
NGK Spark Plug	2,500	65,818
NH Foods	3,000	58,797
NHK Spring	5,300	53,137
Nichias	5,000	32,924
Nichiban	3,000	15,277
Nichicon	2,800	21,888
Nichiha	1,000	15,079
Nichii Gakkan	1,300	9,460
Nichi-iko Pharmaceutical	1,200	28,595
Nichirei	11,000	81,048
Nichireki	2,000	15,835
Nichirin	1,000	13,014
Nidec	800	58,010
Nidec ADR	1,000	18,240
Nifco	2,500	115,783
Nihon Dempa Kogyo	1,200	7,861
Nihon House Holdings	2,600	9,912
Nihon Kohden	2,100	50,795

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Nihon M&A Center	1,000	$48,144
Nihon Nohyaku	2,400	15,005
Nihon Parkerizing	3,400	34,642
Nihon Unisys	3,000	33,025
Nikkiso	3,300	26,090
Nikkon Holdings	3,700	73,744
Nikon	4,600	61,607
Nintendo	300	41,251
Nippo	3,000	48,780
Nippon Beet Sugar Manufacturing	10,000	16,828
Nippon Carbide Industries	8,000	11,080
Nippon Carbon	4,000	10,045
Nippon Chemi-Con	6,000	10,586
Nippon Chemiphar	3,000	15,246
Nippon Coke & Engineering	18,200	15,178
Nippon Concrete Industries	3,700	11,113
†Nippon Denko	4,300	7,791
Nippon Densetsu Kogyo	1,000	21,789
Nippon Electric Glass	16,000	80,639
Nippon Express	18,000	84,583
Nippon Flour Mills	7,000	50,216
Nippon Gas	1,200	29,388
Nippon Hume	2,000	12,133
Nippon Kayaku	8,000	83,968
Nippon Koei	4,000	14,604
Nippon Light Metal Holdings	29,300	51,934
Nippon Paint Holdings	500	12,101
Nippon Paper Industries	5,500	88,964
Nippon Parking Development	10,000	11,449
Nippon Pillar Packing	1,300	11,200
Nippon Road	3,000	14,784
†Nippon Sharyo	4,000	9,583
†Nippon Sheet Glass	39,000	31,399
Nippon Shokubai	600	41,749
Nippon Signal	1,600	17,422
Nippon Soda	7,000	41,650
Nippon Steel & Sumikin Bussan	9,000	30,740
Nippon Steel & Sumitomo Metal	14,900	294,745
Nippon Suisan Kaisha	16,800	94,019
Nippon Synthetic Chemical Industry	3,000	21,497
Nippon Telegraph & Telephone	3,600	143,267
Nippon Thompson	3,000	13,000
Nippon Valqua Industries	4,000	10,381
†Nippon Yakin Kogyo	5,800	6,760
Nippon Yusen	42,000	101,791
Nipro	6,900	75,449
Nishimatsu Construction	20,000	75,798
Nishi-Nippon City Bank	30,000	79,067
Nishi-Nippon Railroad	13,000	76,414
Nishio Rent All	700	19,228
Nissan Chemical Industries	2,100	47,670
Nissan Motor	42,700	447,082

LVIP Dimensional International Core Equity Fund—25

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Nissan Shatai	2,400	$25,825
Nissei ASB Machine	400	6,763
Nissei Build Kogyo	4,000	12,973
Nissha Printing	1,200	23,304
Nisshin Fudosan	4,200	14,451
Nisshin Oillio Group	7,000	28,514
Nisshin Seifun Group	7,500	122,504
Nisshin Steel	6,000	63,259
Nisshinbo Holdings	7,000	73,760
Nissin	5,000	14,367
Nissin Electric	2,000	16,227
Nissin Foods Holdings	400	21,225
Nissin Kogyo	2,400	34,812
Nitori Holdings	800	67,183
Nitta	800	21,899
Nittetsu Mining	3,000	13,132
Nitto Boseki	11,000	29,548
Nitto Denko	1,500	109,504
Nitto Kogyo	1,100	19,231
Nitto Kohki	200	4,279
Nittoc Construction	3,400	13,733
NOF	7,000	53,847
Nohmi Bosai	900	11,274
Nojima	1,000	12,077
NOK	2,800	65,408
Nomura	600	9,220
Nomura Holdings	26,600	148,157
Nomura Holdings ADR	8,400	46,620
Nomura Real Estate Holdings	3,800	70,496
Nomura Research Institute	880	33,794
Noritake	7,000	15,997
Noritz	1,200	18,345
North Pacific Bank	19,200	66,272
NS Solutions	1,600	36,456
NS United Kaiun Kaisha	7,000	12,457
NSD	900	13,021
NSK	11,000	119,520
NTN	27,000	113,845
NTT Data	1,200	58,013
NTT DOCOMO	20,800	426,624
NTT DOCOMO ADR	1,000	20,500
NTT Urban Development	1,900	18,255
NuFlare Technology	400	18,293
OAK Capital	3,800	6,704
Obara Group	900	32,746
Obayashi	9,000	83,041
Obayashi Road	2,000	13,537
Obic	300	15,880
Odakyu Electric Railway	6,000	64,598
Ogaki Kyoritsu Bank	16,000	64,505
Ohashi Technica	1,100	12,135
Ohsho Food Service	600	20,726

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Oiles	1,200	$20,839
Oita Bank	5,000	19,446
Oji Holdings	25,000	100,471
Okabe	1,500	11,532
Okamoto Industries	3,000	27,245
Okamura	2,100	20,929
Okasan Securities Group	9,000	51,240
Oki Electric Industry	37,000	46,315
Okinawa Cellular Telephone	800	21,803
Okinawa Electric Power	900	23,355
OKUMA	7,000	56,608
Okumura	7,000	39,414
Okuwa	2,000	18,406
Olympus	1,600	62,987
Omron	2,700	90,033
Onward Holdings	7,000	43,041
Open House	1,000	19,202
Optex	400	9,914
Oracle Japan	500	23,279
Organo	3,000	11,781
Oriental Land	1,000	60,494
Osaka Gas	16,000	57,789
Osaka Soda	4,000	15,304
Osaka Steel	700	12,732
OSAKA Titanium Technologies	800	16,464
Osaki Electric	2,000	11,284
OSG	3,200	60,494
OSJB Holdings	3,400	6,804
Otsuka	300	14,737
Otsuka Holdings	3,800	135,004
Pacific Industrial	1,500	16,562
†Pacific Metals	6,000	16,729
Pack	700	17,581
Pal	1,100	26,400
PALTAC	2,000	35,541
PanaHome	4,000	30,218
Panasonic	12,300	124,686
Panasonic ADR	4,000	40,520
Paramount Bed Holdings	600	21,288
Parco	1,200	11,007
Park24	1,900	46,030
Pasona Group	500	3,586
PC Depot	800	6,116
Penta-Ocean Construction	13,700	57,236
Pigeon	2,600	63,074
Pilot	800	32,815
Piolax	300	16,956
†Pioneer	16,100	44,320
Plenus	1,000	16,711
Pola Orbis Holdings	500	32,953
Press Kogyo	4,300	18,668
Pressance	500	16,568

LVIP Dimensional International Core Equity Fund—26

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Prestige International	700	$7,086
Prima Meat Packers	5,000	13,435
Proto	700	9,630
Raito Kogyo	2,000	19,480
Rakuten	4,100	47,221
Raysum	1,000	8,542
Relo Holdings	400	48,280
Rengo	11,000	47,025
Resona Holdings	32,100	155,879
Resorttrust	600	15,827
Ricoh	23,400	240,935
Ricoh Leasing	800	24,850
Riken	3,000	10,551
Riken Technos	700	2,422
Riken Vitamin	500	16,463
Ringer Hut	600	13,861
Rinnai	400	35,440
Riso Kagaku	700	11,396
Rock Field	500	12,240
Rohm	1,500	75,973
Rohto Pharmaceutical	3,300	65,834
Roland DG	1,000	21,333
Round One	5,000	22,578
Royal Holdings	700	13,000
Ryobi	7,000	29,592
Ryoden Trading	2,000	13,464
Ryohin Keikaku	300	60,751
Ryosan	1,500	38,504
S Foods	700	12,258
Sac’s Bar Holdings	100	1,459
Saibu Gas	12,000	27,806
Saizeriya	1,100	27,605
Sakai Chemical Industry	3,000	10,114
Sakai Moving Service	800	21,713
Sakata INX	1,200	12,628
Sakata Seed	1,100	25,991
Sala	100	564
SAMTY	900	9,384
San-A Class A	400	17,946
San-Ai Oil	2,000	16,308
Sanden Holdings	5,000	15,942
Sangetsu	1,400	25,552
San-In Godo Bank	13,000	105,723
Sanken Electric	7,000	24,523
Sanki Engineering	1,900	16,363
Sankyo	300	11,198
Sankyo Tateyama	1,500	19,096
Sankyu	13,000	66,321
Sanoh Industrial	1,700	10,488
Sanrio	1,300	30,540
Sanshin Electronics	1,200	12,509
Santen Pharmaceutical	900	14,816

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Sanwa Holdings	11,900	$94,113
Sanyo Chemical Industries	3,000	23,723
Sanyo Denki	2,000	12,428
Sanyo Electric Railway	3,000	11,756
Sanyo Shokai	5,000	11,929
Sanyo Special Steel	7,000	33,046
Sanyo Trading	500	6,150
Sapporo Holdings	22,000	96,575
Sato Holdings	800	15,768
Sawada Holdings	1,600	15,216
Sawai Pharmaceutical	1,600	109,535
Saxa Holdings	7,000	13,226
SBI Holdings	12,100	130,564
SBS Holdings	1,000	7,775
SCREEN Holdings	11,000	80,965
SCSK	1,200	48,213
Secom	1,100	74,544
Sega Sammy Holdings	5,700	53,312
Seikagaku	1,300	19,370
Seikitokyu Kogyo	1,000	5,048
Seiko Epson	8,600	132,427
Seiko Holdings	6,000	33,875
Seino Holdings	6,200	64,504
Seiren	1,200	12,960
Sekisui Chemical	12,000	156,669
Sekisui House	11,500	193,350
Sekisui Jushi	800	11,026
Sekisui Plastics	5,000	17,345
Senko	5,000	33,705
Senshu Ikeda Holdings	13,200	54,413
Senshukai	1,500	9,943
Septeni Holdings	800	17,747
Seria	400	19,376
Seven & i Holdings	4,400	201,444
Seven Bank	7,000	30,697
†Sharp	37,000	38,160
Shibuya Kogyo	600	8,903
Shiga Bank	11,000	54,971
Shikoku Bank	5,000	11,324
Shikoku Chemicals	2,000	18,979
Shikoku Electric Power	3,300	51,548
Shima Seiki Manufacturing	1,200	19,100
Shimachu	3,700	84,152
Shimadzu	4,000	66,957
Shimamura	700	81,973
Shimano	400	61,421
Shimizu	8,000	65,231
Shimizu Bank	400	9,811
Shindengen Electric Manufacturing	3,000	11,903
Shin-Etsu Chemical	3,300	179,400
Shinko Electric Industries	4,100	26,283
Shinko Plantech	1,300	10,671

LVIP Dimensional International Core Equity Fund—27

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Shinko Shoji	1,100	$11,934
Shinmaywa Industries	3,000	26,881
Shinnihon	2,400	13,022
Shinsei Bank	26,000	47,846
Shinwa	400	5,576
Shionogi	1,800	81,411
Ship Healthcare Holdings	2,100	51,993
Shiseido	3,400	70,542
Shizuoka Bank	9,000	87,279
Shizuoka Gas	5,200	33,076
Shochiku	2,000	19,080
Showa	1,900	17,629
Showa Denko	73,000	85,497
Showa Sangyo	3,000	11,454
Siix	600	18,465
Sinanen Holdings	1,000	3,919
Sinfonia Technology	6,000	9,771
Sinko Industries	600	7,634
SKY Perfect JSAT Holdings	8,900	50,034
SMC	200	51,945
SMK	2,000	9,870
SMS	1,000	20,993
Sodick	2,000	14,747
SoftBank Group	5,300	267,482
Sogo Medical	400	14,728
Sohgo Security Services	500	23,449
Sojitz	48,600	101,987
Sompo Japan Nipponkoa Holdings	3,700	121,483
Sony	14,000	344,061
Sony Financial Holdings	3,200	57,237
Sotetsu Holdings	5,000	29,092
Sparx Group	5,300	12,551
Square Enix Holdings	1,500	36,260
St Marc Holdings	900	25,008
Stanley Electric	5,800	127,233
Star Micronics	1,000	13,048
Start Today	1,400	45,066
Starts	1,200	23,232
Starzen	400	11,408
Studio Alice	300	5,293
Sugi Holdings	500	27,585
Sumco	2,100	15,843
Sumida	1,300	8,106
Suminoe Textile	5,000	14,292
Sumitomo	9,400	95,832
Sumitomo Bakelite	7,000	29,133
Sumitomo Chemical	49,000	281,400
Sumitomo Dainippon Pharma	2,800	32,987
Sumitomo Densetsu	900	11,611
Sumitomo Electric Industries	18,800	265,461
Sumitomo Forestry	6,100	82,305
Sumitomo Heavy Industries	25,000	112,067

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Sumitomo Metal Mining	11,000	$133,523
Sumitomo Mitsui Construction	36,500	34,249
Sumitomo Mitsui Financial Group	17,100	645,345
Sumitomo Mitsui Trust Holdings	46,000	174,210
Sumitomo Osaka Cement	23,000	84,349
Sumitomo Precision Products	4,000	14,409
Sumitomo Real Estate Sales	1,000	22,922
Sumitomo Realty & Development	1,000	28,542
Sumitomo Riko	1,300	10,837
Sumitomo Rubber Industries	8,500	110,524
Sumitomo Seika Chemicals	2,000	12,168
Sumitomo Warehouse	5,000	26,456
Sun Frontier Fudousan	1,300	9,538
Sundrug	900	57,865
Suntory Beverage & Food	600	26,265
Suruga Bank	1,900	39,155
Suzuken Aichi	2,000	76,001
Suzuki Motor	5,200	157,989
†SWCC Showa Holdings	16,000	9,375
Sysmex	900	57,728
T Hasegawa	800	10,349
T RAD	8,000	13,362
T&D Holdings	13,400	176,786
T&K Toka	1,200	11,378
Tabuchi Electric	1,600	9,943
Tachibana Eletech	1,300	14,206
Tachi-S	1,800	28,660
Tadano	6,000	72,632
Taiheiyo Cement	45,000	131,408
Taiho Kogyo	900	10,842
Taikisha	500	11,966
Taiko Bank	6,000	12,340
Taisei	5,000	32,933
Taiyo Holdings	300	11,523
Taiyo Nippon Sanso	2,800	25,321
Taiyo Yuden	4,500	62,231
Takaoka Toko	1,200	15,175
Takara Leben	4,700	26,080
Takara Standard	5,000	38,062
Takasago International	600	14,352
Takashimaya	11,000	99,056
†Takata	1,700	11,321
Takeda Pharmaceutical	2,800	139,601
Takeei	900	7,840
Takeuchi Manufacturing	1,800	36,622
Takiron	4,000	20,721
Takuma	4,000	32,822
Tamron	700	12,914
Tamura	4,000	11,861
TASAKI	900	12,263
Tatsuta Electric Wire & Cable	3,600	12,977
TDK	2,900	185,720

LVIP Dimensional International Core Equity Fund—28

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
TDK ADR	200	$12,823
Teijin	50,000	170,386
Tekken	6,000	14,848
Temp Holdings	1,500	23,250
Tenma	700	13,654
Terumo	2,700	83,679
T-Gaia	1,100	12,516
THK	3,900	72,280
Toa Hyogo	1,000	10,447
TOA ROAD	3,000	10,945
Toa Tokyo	7,000	18,350
Toagosei	6,000	51,297
†Tobishima	5,500	8,778
Tobu Railway	9,000	44,390
Tocalo	600	12,380
Tochigi Bank	4,000	22,813
Toda	15,000	79,972
Toei	5,000	48,943
Toenec	3,000	19,828
Toho	300	6,136
Toho Bank	14,000	50,015
Toho Gas	8,000	51,664
Toho Holdings	1,600	38,891
†Toho Titanium	1,700	13,856
Toho Tokyo	700	19,370
Toho Zinc	5,000	11,490
Tohoku Electric Power	3,800	47,503
Tokai Carbon	12,000	33,687
Tokai Gifu	500	14,323
TOKAI Holdings	6,600	30,912
Tokai Rika	2,700	66,452
Tokai Tokyo Financial Holdings	9,200	55,875
Token	300	23,155
Tokio Marine Holdings	5,600	216,289
Tokushu Tokai Paper	4,000	12,208
†Tokuyama	13,000	28,169
Tokyo Dome	9,000	45,874
†Tokyo Electric Power	11,900	68,520
Tokyo Electron	1,300	78,757
Tokyo Gas	10,000	46,986
Tokyo Keiki	5,000	9,158
†Tokyo Rope Manufacturing	6,000	9,969
Tokyo Seimitsu	2,200	48,774
Tokyo Steel Manufacturing	5,900	36,629
Tokyo Tatemono	7,000	76,183
Tokyo TY Financial Group	500	16,733
Tokyotokeiba	5,000	11,178
Tokyu	10,000	79,021
Tokyu Construction	1,900	14,223
Tokyu Fudosan Holdings	7,200	45,127
TOMONY Holdings	6,300	23,985
Tomy	3,600	23,582

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Tonami Holdings	5,000	$14,634
TonenGeneral Sekiyu	3,000	25,325
Topcon	2,600	43,929
Toppan Forms	2,400	28,465
Toppan Printing	9,000	82,915
Topre	1,600	36,697
Topy Industries	13,000	29,052
Toray Industries	16,000	148,674
Toridoll	1,200	21,926
Torii Pharmaceutical	600	13,760
Torishima Pump Manufacturing	200	1,651
Tosei	1,700	10,725
†Toshiba	129,000	265,113
Toshiba Machine	6,000	20,349
Toshiba Plant Systems & Services	1,700	18,800
Toshiba TEC	8,000	28,558
Tosoh	22,000	113,164
Totetsu Kogyo	700	17,552
TOTO	1,500	52,696
Tottori Bank	6,000	10,753
Towa	300	1,929
Towa Bank	13,000	11,588
Towa Pharmaceutical	600	37,310
Toyo Construction	5,200	23,673
†Toyo Engineering	6,000	15,415
Toyo Ink SC Holdings	11,000	44,900
Toyo Kanetsu	4,000	8,650
Toyo Kohan	2,600	9,143
Toyo Securities	5,000	15,450
Toyo Seikan Group Holdings	5,900	109,435
Toyo Suisan Kaisha	1,300	45,306
Toyo Tanso	600	9,044
Toyo Tire & Rubber	2,400	47,359
Toyobo	40,000	55,982
Toyoda Gosei	3,800	86,321
Toyota Boshoku	3,200	64,405
Toyota Motor	30,000	1,847,294
Toyota Motor ADR	4,100	504,464
Toyota Tsusho	7,600	177,778
TPR	800	22,500
Trancom	300	16,678
Transcosmos	500	12,833
Trend Micro	400	16,230
Trusco Nakayama	700	27,236
TS Tech	2,100	54,311
TSI Holdings	2,700	18,439
Tsubakimoto Chain	6,000	46,198
Tsugami	4,000	17,318
Tsukishima Kikai	1,500	13,603
Tsukuba Bank	3,300	11,001
Tsukui	1,400	15,406
Tsumura	2,400	66,642

LVIP Dimensional International Core Equity Fund—29

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Tsuruha Holdings	900	$77,978
Tsurumi Manufacturing	800	13,140
Tv Tokyo Holdings	1,000	18,871
UACJ	10,000	23,363
Ube Industries	49,000	103,543
UKC Holdings	300	6,735
Ulvac	1,600	45,282
Unicharm	1,500	30,631
Union Tool	300	8,227
Unipres	1,800	40,662
United Arrows	800	34,487
United Super Markets Holdings	1,800	15,349
†Unitika	25,000	11,738
Universal Entertainment	1,200	21,819
Unizo Holdings	600	24,109
†Usen	3,900	11,232
Ushio	5,300	73,083
USS	2,600	39,066
Valor Holdings	2,200	51,883
Vital KSK Holdings	1,500	12,215
VT Holdings	2,100	12,491
Wacoal Holdings	6,000	71,748
Wacom	8,100	32,252
Wakachiku Construction	5,000	5,878
Wakita	1,100	9,480
Warabeya Nichiyo	500	9,478
Welcia Holdings	600	33,251
West Holdings	300	1,828
West Japan Railway	1,400	96,768
Wowow	700	17,679
Xebio Holdings	1,500	28,326
Yahagi Construction	1,500	10,227
Yahoo Japan	9,000	36,583
Yakult Honsha	500	24,471
YAMABIKO	1,600	13,428
Yamada Denki	25,600	110,575
Yamagata Bank	6,000	23,314
Yamaguchi Financial Group	8,000	94,774
Yamaha	5,100	123,182
Yamaha Motor	3,400	76,209
Yamaichi Electronics	1,500	11,659
Yamanashi Chuo Bank	8,000	40,886
Yamatane	9,000	13,655
Yamato Holdings	3,100	65,680
Yamato Kogyo	2,300	58,643
Yamazaki Baking	4,000	89,939
Yamazen	2,400	21,978
Yaoko	500	20,978
Yaskawa Electric	7,800	106,128
Yellow Hat	1,000	20,514
Yodogawa Steel Works	1,000	20,053
Yokogawa Bridge Holdings	1,300	14,974

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Yokogawa Electric	3,000	$36,076
Yokohama Reito	1,500	13,132
Yokohama Rubber	4,100	62,964
Yondoshi Holdings	500	11,068
Yorozu	1,000	22,756
Yoshinoya Holdings	2,300	29,741
Yuasa Trading	700	17,292
Yurtec	3,000	28,331
Yusen Logistics	900	12,015
Yushiro Chemical Industry	1,000	11,927
Zenrin	900	18,300
Zensho Holdings	1,500	18,867
Zeon	8,000	64,365

		58,616,600

Netherlands–2.59%
Aalberts Industries	5,513	189,946
Accell Group	598	13,677
Aegon	24,124	136,426
Aegon New York Shares	1,600	9,072
Akzo Nobel	7,575	506,128
AMG Advanced Metallurgical Group	1,768	17,277
Amsterdam Commodities	1,098	27,682
†APERAM	4,980	177,055
Arcadis	2,678	53,834
ArcelorMittal	2,006	8,463
ArcelorMittal New York Shares	12,405	52,349
ASM International	3,015	118,193
ASML Holding	882	78,363
ASML Holding New York Shares	300	26,631
BE Semiconductor Industries	2,089	41,979
Beter Bed Holding	483	11,799
BinckBank	3,509	30,240
Boskalis Westminster	3,798	154,922
Brunel International	605	11,018
Corbion	3,199	77,449
Delta Lloyd	12,750	75,157
†Fugro CVA	3,893	63,850
Gemalto	3,050	182,998
†Heijmans CVA	1,025	9,094
Heineken	1,434	122,196
ING Groep ADR	6,300	84,798
ING Groep CVA	23,978	324,408
KAS Bank CVA	510	5,958
Kendrion	498	13,115
Koninklijke Ahold	21,445	452,328
†Koninklijke BAM Groep	16,316	90,702
Koninklijke DSM	8,177	410,020
Koninklijke KPN	103,811	392,633
Koninklijke Philips	9,825	250,764
Koninklijke Philips New York Shares	7,680	195,456
Koninklijke Ten Cate	1,270	33,054

LVIP Dimensional International Core Equity Fund—30

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Netherlands (continued)
Koninklijke Vopak	3,569	$153,691
Nederland Apparatenfabriek	289	9,673
NN Group	3,300	116,428
†Ordina	3,566	4,096
†PostNL	19,753	74,918
Randstad Holding	4,519	281,392
RELX	9,737	163,986
RELX ADR	1,230	20,701
†SBM Offshore	11,155	140,912
Sligro Food Group	1,100	39,756
TKH Group CVA	2,291	93,027
†TomTom	9,122	114,677
Unilever CVA	6,005	261,711
Unilever New York Shares	2,400	103,968
USG People	4,653	86,560
Van Lanschot CVA	475	10,965
Wessanen	2,470	25,073
Wolters Kluwer	10,122	339,917

		6,490,485

New Zealand–0.54%
Air New Zealand	32,802	66,162
Auckland International Airport	28,907	113,413
†Chorus	6,557	17,501
Contact Energy	22,453	72,678
†Diligent	4,429	18,522
EBOS Group	4,086	38,378
Fisher & Paykel Healthcare	16,342	99,354
Fletcher Building	27,163	136,136
Freightways	3,723	15,775
Genesis Energy	17,212	22,692
Infratil	19,973	44,648
Mainfreight	4,396	46,144
Metlifecare	6,446	20,392
Mighty River Power	14,780	28,046
New Zealand Refining	5,052	12,958
Nuplex Industries	9,706	31,502
Port of Tauranga	1,598	20,440
Restaurant Brands New Zealand	2,637	8,008
Ryman Healthcare	6,198	35,973
SKY Network Television	20,677	64,777
SKYCITY Entertainment Group	30,728	92,898
Spark New Zealand	66,944	150,746
Steel & Tube Holdings	7,465	11,419
Summerset Group Holdings	11,663	32,474
TOWER	7,031	9,126
Trade Me Group	20,910	59,659
TrustPower	2,090	11,151
Vector	5,268	11,422
Warehouse Group	6,110	11,159
†Xero	1,040	14,052

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
New Zealand (continued)
Z Energy	6,330	$29,229

		1,346,834

Norway–0.73%
ABG Sundal Collier Holding	15,637	11,660
AF Gruppen	854	13,479
†Akastor	7,748	10,520
Aker Class A	1,440	26,598
Atea	4,822	39,887
Austevoll Seafood	4,213	25,631
Bakkafrost	1,048	30,922
Borregaard	2,612	14,557
BW Offshore	9,985	2,893
†Det Norske Oljeselskap	5,231	32,511
DNB	7,931	97,869
†DNO	13,631	9,214
Ekornes	768	8,621
†Fred Olsen Energy	1,724	6,712
Frontline	5,506	15,814
Gjensidige Forsikring	1,543	24,734
Hexagon Composites	3,671	9,482
Hoegh LNG Holdings	950	10,098
†Kongsberg Automotive	21,255	14,922
Kongsberg Gruppen	716	11,720
Kvaerner	13,850	12,825
Leroy Seafood Group	889	33,096
Marine Harvest	8,330	112,251
†Nordic Semiconductor	2,947	14,342
Norsk Hydro	28,254	105,184
†Norwegian Air Shuttle	259	9,423
Ocean Yield	669	5,171
Opera Software	5,548	31,536
Orkla	2,631	20,788
Petroleum Geo-Services	11,979	49,017
Prosafe	9,120	21,546
†REC Silicon	113,969	22,951
Salmar	1,165	20,363
Schibsted	817	26,901
†Schibsted Class B	958	30,578
Seadrill	13,905	47,138
†Seadrill	2,073	7,170
SpareBank 1 SR-Bank	6,531	28,971
Statoil	19,870	277,547
Statoil ADR	3,900	54,444
Stolt-Nielsen	777	9,257
†Storebrand	18,873	74,027
†Subsea 7	10,036	71,144
Telenor	3,290	54,924
TGS Nopec Geophysical	5,590	89,112
Tomra Systems	3,174	34,234
Veidekke	2,004	24,568
Wilh Wilhelmsen	4,041	16,140

LVIP Dimensional International Core Equity Fund—31

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Norway (continued)
Wilh Wilhelmsen Holding Class A	662	$10,000
Yara International	2,157	92,911

		1,825,403

Portugal–0.31%
Altri	3,521	18,224
†Banco Comercial Portugues Class R	1,624,565	86,087
CTT-Correios de Portugal	3,482	33,463
EDP - Energias de Portugal	23,141	83,381
EDP Renovaveis	10,299	81,004
Galp Energia	15,991	186,585
Jeronimo Martins	6,316	82,182
NOS	6,275	49,369
Portucel	20,963	81,524
REN - Redes Energeticas Nacionais	9,342	28,221
Sonae	36,105	41,031

		771,071

Singapore–1.26%
†Biosensors International Group	50,600	28,836
Boustead Singapore	12,700	7,473
Bukit Sembawang Estates	7,100	22,534
CapitaLand	38,100	89,557
†China Everbright Water	27,100	11,720
China Merchants Holdings Pacific	18,900	11,640
Chip Eng Seng	39,100	19,543
City Developments	6,300	33,893
ComfortDelGro	37,400	80,086
COSCO Singapore	49,200	15,935
CSE Global	25,500	8,266
CWT	16,500	22,283
Dairy Farm International Holdings	3,100	18,808
DBS Group Holdings	19,800	232,054
Ezion Holdings	97,300	41,654
†Ezra Holdings	270,040	18,808
First Resources	27,100	36,611
Frasers Centrepoint	17,500	20,698
Genting Singapore	38,100	20,559
Gl	20,900	12,875
Global Logistic Properties	23,000	34,735
†GMG Global	29,800	6,621
Golden Agri-Resources	379,500	90,652
Great Eastern Holdings	700	9,993
Ho Bee Land	8,600	12,252
Hong Fok	18,000	9,104
Hongkong Land Holdings	4,200	29,328
Hutchison Port Holdings Trust	144,300	76,251
Hyflux	50,600	20,086
Indofood Agri Resources	26,500	9,132
Jardine Cycle & Carriage	1,888	46,158
Keppel	38,400	175,424
Keppel Infrastructure Trust	47,600	17,083

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Singapore (continued)
Lian Beng Group	34,500	$12,246
M1	12,500	23,929
Mandarin Oriental International	13,900	21,545
Midas Holdings	39,000	7,946
Nam Cheong	49,300	4,664
†Neptune Orient Lines	44,400	38,343
Noble Group	256,300	71,643
Olam International	29,300	37,548
OSIM International	12,100	9,192
OUE	16,800	21,179
Oversea-Chinese Banking	48,788	301,639
Petra Foods	3,900	5,771
QAF	12,400	9,227
Raffles Medical Group	7,700	22,575
Religare Health Trust	23,800	16,786
Riverstone Holdings	10,400	17,604
SATS	19,800	53,558
Sembcorp Industries	55,300	118,539
Sembcorp Marine	37,500	46,143
Sheng Siong Group	17,600	10,407
†SIIC Environment Holdings	19,160	10,318
Sinarmas Land	50,600	16,532
Singapore Airlines	17,200	135,532
Singapore Exchange	8,400	45,432
Singapore Post	44,100	50,914
Singapore Press Holdings	19,500	54,052
Singapore Technologies Engineering	16,900	35,726
Singapore Telecommunications	48,500	125,050
SMRT	24,300	25,729
StarHub	11,700	30,449
Super Group	38,000	22,406
United Engineers	24,700	34,568
United Industrial	5,200	10,562
United Overseas Bank	13,500	186,129
UOB-Kay Hian Holdings	10,600	10,530
UOL Group	20,400	89,409
†Vard Holdings	32,300	5,434
Venture	13,600	78,559
Wilmar International	18,700	38,586
Wing Tai Holdings	21,200	26,189

		3,173,242

Spain–2.72%
Abertis Infraestructuras	2,773	43,366
Acciona	1,824	156,189
Acerinox	7,230	73,743
ACS Actividades de Construccion y Servicios	4,438	129,839
Almirall	3,071	62,065
Amadeus IT Holding	5,290	233,144
Atresmedia de Medios de Comunicacion	2,420	25,777

LVIP Dimensional International Core Equity Fund—32

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
Spain (continued)
Banco Bilbao Vizcaya Argentaria	83,014	$606,538
Banco Bilbao Vizcaya Argentaria ADR	5,540	40,608
Banco de Sabadell	121,794	215,845
Banco Popular Espanol	64,237	211,644
Banco Santander	152,545	750,391
Banco Santander ADR	26,050	126,864
Bankia	89,240	103,845
Bankinter	24,633	174,672
Bolsas y Mercados Espanoles SHMSF	3,338	112,484
CaixaBank	37,782	131,498
CIE Automotive	1,808	30,276
Construcciones y Auxiliar de Ferrocarriles	40	11,106
†Distribuidora Internacional de Alimentacion	14,469	85,336
Ebro Foods	3,636	71,520
Enagas	7,467	210,619
Ence Energia y Celulosa	4,877	18,414
Endesa	4,545	91,303
Faes Farma	4,907	14,668
Ferrovial	2,495	56,417
†Fomento de Construcciones y Contratas	5,346	40,543
Gamesa Tecnologica	17,698	302,975
Gas Natural SDG	5,012	102,201
Grifols	877	40,535
Grupo Catalana Occidente	1,947	67,493
Iberdrola	100,198	710,268
†Indra Sistemas	4,274	40,102
Industria de Diseno Textil	5,183	178,049
†Inmobiliaria Colonial	60,022	41,818
†Liberbank	53,109	33,507
Mapfre	58,461	146,331
Mediaset Espana Comunicacion	6,197	67,419
Melia Hotels International	1,581	20,882
Miquel y Costas & Miquel	308	11,711
†NH Hotel Group	8,633	47,211
Obrascon Huarte Lain	5,166	29,479
Papeles y Cartones de Europa	2,327	13,109
†Pharma Mar	7,743	21,062
†Promotora de Informaciones Class A	2,956	16,760
Prosegur Cia de Seguridad	10,247	47,189
Red Electrica	2,111	176,323
Repsol	17,245	189,846
Sacyr	17,759	34,865
Tecnicas Reunidas	1,182	44,689
Telefonica	4,097	45,450
Telefonica ADR	31,500	348,390
Tubacex	2,817	5,341
Vidrala	512	26,048
Viscofan	1,800	108,576
†Vocento	4,836	7,778

Number of Shares		Value (U.S. $)

rCOMMON STOCK (continued)
Spain (continued)
Zardoya Otis	5,580	$65,258

		6,819,379

Sweden–3.12%
AAK	869	64,356
Acando	7,270	14,773
AddTech Class B	1,688	28,737
AF	2,253	38,237
Alfa Laval	3,498	63,841
†Arcam	760	16,514
Assa Abloy Class B	11,937	249,801
Atlas Copco Class A	3,838	94,099
Atlas Copco Class B	2,064	47,438
Atrium Ljungberg Class B	1,503	23,674
Avanza Bank Holding	886	38,468
Axfood	2,688	46,543
B&B Tools Class B	1,030	15,011
Beijer Alma Class B	1,082	28,175
Beijer Ref	567	13,389
Betsson	3,555	65,126
Bilia Class A	2,716	61,426
BillerudKorsnas	10,832	200,405
BioGaia Class B	302	10,065
Boliden	15,152	253,786
Bulten	1,559	15,102
Byggmax Group	3,087	31,715
Castellum	5,494	78,219
Clas Ohlson Class B	2,445	44,302
†Cloetta Class B	13,494	44,569
Concentric	2,269	28,752
Dios Fastigheter	1,538	11,118
Duni	1,284	21,517
Electrolux Class B	3,014	72,699
Elekta Class B	2,843	24,150
Fabege	4,764	78,691
†Fastighets Balder Class B	1,756	43,218
†Fingerprint Cards Class B	826	57,305
Getinge Class B	7,332	192,008
Gunnebo	3,239	17,196
Haldex	3,754	35,104
Hemfosa Fastigheter	4,846	53,824
Hennes & Mauritz Class B	4,733	168,305
Hexagon Class B	1,811	66,975
Hexpol	6,700	71,818
HIQ International	2,708	16,307
Holmen Class B	3,253	100,447
Hufvudstaden Class A	3,133	44,277
Husqvarna Class A	1,725	11,344
Husqvarna Class B	18,374	121,222
ICA Gruppen	1,403	50,937
Indutrade	1,509	85,559
Intrum Justitia	2,935	99,842

LVIP Dimensional International Core Equity Fund—33

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

rCOMMON STOCK (continued)
Sweden (continued)
ITAB Shop Concept Class B	500	$17,870
JM	3,838	114,223
KappAhl	3,150	11,401
Klovern Class B	15,567	17,514
KNOW IT	1,633	10,898
Kungsleden	6,553	46,811
Lagercrantz Group Class B	1,482	13,916
Lindab International	3,642	26,920
Loomis Class B	3,428	106,905
†Lundin Petroleum	1,832	26,427
Meda Class A	9,860	124,268
†Medivir Class B	1,410	10,892
Mekonomen	1,414	28,932
Millicom International Cellular SDR	2,267	130,043
Modern Times Group Class B	3,291	84,007
MQ Holding	2,719	15,907
Mycronic	2,215	21,429
NCC Class A	342	10,644
NCC Class B	3,799	117,823
NetEnt Class B	968	56,401
New Wave Group Class B	2,619	10,683
Nibe Industrier Class B	2,569	86,276
Nobia	3,968	49,638
Nolato Class B	1,916	58,205
Nordea Bank	23,008	252,365
Nordnet Class B	3,375	16,318
†Oriflame Holding	868	13,906
Peab	10,718	82,047
Proact IT Group	780	12,863
†Qliro Group	7,957	11,402
Ratos Class B	10,637	61,342
†RaySearch Laboratories	1,112	16,102
Rezidor Hotel Group	5,074	18,748
Saab Class B	2,501	77,001
Sagax Class B	1,345	11,420
Sandvik	15,239	132,800
†SAS	6,329	18,235
Securitas Class B	9,048	138,312
Skandinaviska Enskilda Banken Class A	20,314	213,570
Skanska Class B	4,655	90,251
SKF Class A	606	9,859
SKF Class B	5,740	92,682
SkiStar	1,095	16,086
†SSAB Class A	8,900	23,639
†SSAB Class B	6,477	14,473
†SSAB Class B	4,206	9,390
Svenska Cellulosa Class A	508	14,711
Svenska Cellulosa Class B	11,405	330,422
Svenska Handelsbanken Class A	11,469	152,281
Sweco Class B	1,012	14,891
Swedbank Class A	7,992	175,961

Number of Shares		Value (U.S. $)

rCOMMON STOCK (continued)
Sweden (continued)
Swedish Match	2,034	$71,855
†Swedish Orphan Biovitrum	2,195	34,807
Tele2 Class B	15,377	153,302
Telefonaktiebolaget LM Ericsson Class B	21,784	209,965
TeliaSonera	53,519	265,692
Trelleborg Class B	10,198	197,863
Unibet Group SDR	933	95,106
†Victoria Park Class B	9,142	16,193
Volvo Class A	7,431	70,816
Volvo Class B	35,815	332,000
Wallenstam Class B	6,630	53,274
Wihlborgs Fastigheter	2,912	58,705

		7,839,074

Switzerland–7.21%
†ABB	30,045	536,232
ABB ADR	5,300	93,969
†Actelion	1,049	145,752
†Adecco	3,330	227,914
Allreal Holding	675	90,036
Alpiq Holding	473	49,680
ams	2,708	90,525
APG SGA	29	11,193
†Aryzta	2,969	150,198
Ascom Holding	2,311	36,623
Autoneum Holding	215	43,291
Bachem Holding Class B	194	10,053
Baloise Holding	2,165	274,389
Bank Coop Class B	246	10,291
Banque Cantonale Vaudoise	154	97,700
Barry Callebaut	57	61,915
Belimo Holding Class R	25	61,152
Bell	8	27,077
Berner Kantonalbank	124	23,646
BKW	430	16,286
Bobst Group	566	23,706
Bossard Holding Class A	501	54,871
Bucher Industries	338	76,177
Burckhardt Compression Holding	183	56,030
Burkhalter Holding	128	13,866
Calida Holding	290	9,294
Cembra Money Bank	987	63,461
Cie Financiere Richemont	5,868	419,990
Clariant	17,414	330,186
Coltene Holding	149	9,060
Conzzeta	44	28,071
†Cosmo Pharmaceuticals	66	10,688
†Credit Suisse Group	13,395	288,555
Credit Suisse Group ADR	583	12,645
Daetwyler Holding Class B	454	64,861
DKSH Holding	1,166	73,335

LVIP Dimensional International Core Equity Fund—34

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

rCOMMON STOCK (continued)
Switzerland (continued)
dorma+kaba Holding Class B	143	$97,116
†Dufry	1,916	227,970
EFG International	3,622	38,151
Emmi	84	37,761
EMS-Chemie Holding	167	73,496
Feintool International Holding	85	7,477
Flughafen Zuerich	239	179,325
Forbo Holding	80	94,190
Galenica	215	336,378
GAM Holding	9,555	158,160
Gategroup Holding	1,928	84,579
Geberit	426	144,287
Georg Fischer	269	182,625
†Givaudan	96	174,236
Gurit Holding Class B	24	13,596
Helvetia Holding	503	283,344
Hochdorf Holding	95	16,001
Huber & Suhner	789	36,706
Implenia	963	49,093
Inficon Holding	132	42,084
Interroll Holding Class R	54	46,177
Intershop Holding	60	24,111
†Julius Baer Group	6,443	311,694
Kardex	391	30,210
Komax Holding Class R	218	42,282
Kudelski Class B	2,353	33,910
Kuehne + Nagel International	607	83,159
Kuoni Reisen Holding	236	65,737
†LafargeHolcim	7,656	383,373
LEM Holding	12	9,046
Liechtensteinische Landesbank Class B	592	21,082
Logitech International Class R	6,266	95,979
Logitech International Class R	2,260	34,058
†Lonza Group	2,528	411,141
Luzerner Kantonalbank	159	59,716
Metall Zug	12	30,204
Mobilezone Holding	775	11,103
Mobimo Holding	356	79,028
Nestle	34,905	2,591,182
Novartis	18,745	1,612,431
Novartis ADR	300	25,812
OC Oerlikon	11,449	101,913
Orior	228	13,863
Panalpina Welttransport Holding	596	66,542
Partners Group Holding	342	122,995
Phoenix Mecano Class B	34	15,844
†Plazza Class A	44	8,698
PSP Swiss Property	1,256	110,138
Rieter Holding	231	43,418
Roche Holding	3,702	1,025,855
Roche Holding Class B	103	28,475

Number of Shares		Value (U.S. $)

rCOMMON STOCK (continued)
Switzerland (continued)
Schindler Holding	203	$34,234
†Schmolz + Bickenbach	12,403	6,192
Schweiter Technologies Class B	42	35,515
SGS	57	108,329
Siegfried Holding	231	45,239
Sika Bearer Shares	87	314,400
Sonova Holding	1,304	165,678
St Galler Kantonalbank	103	37,146
Straumann Holding Class R	341	103,496
Sulzer	1,096	103,017
Swatch Group	675	234,404
Swatch Group Bearer Shares	869	58,684
†Swiss Life Holding	1,419	382,207
Swiss Re	5,110	499,075
Swisscom	282	141,114
Swissquote Group Holding	376	9,479
Syngenta	2,057	805,116
Tamedia	131	22,365
Tecan Group Class R	194	31,425
Temenos Group	2,371	122,459
U-Blox	196	41,716
UBS Group	15,865	307,305
UBS Group	12,859	249,458
Valiant Holding	880	103,357
Valora Holding	160	33,287
Vaudoise Assurances Holding	45	23,318
Vetropack Holding Class B	9	14,142
Vontobel Holding Class R	1,397	66,090
VP Bank	13	1,058
VZ Holding	61	17,935
Zehnder Group	307	11,785
Zuger Kantonalbank Class B	3	14,030
†Zurich Insurance Group	2,076	533,324

		18,084,848

United Kingdom–17.55%
888 Holdings	9,831	26,454
A.G.Barr	1,857	14,580
Aberdeen Asset Management	17,127	72,984
Acacia Mining	7,088	18,688
Acal	3,315	13,631
Admiral Group	4,789	117,026
Aggreko	7,474	100,616
Amec Foster Wheeler	7,097	44,802
Amlin	17,873	174,766
Anglo American	26,198	114,940
Antofagasta	10,457	71,934
ARM Holdings	3,620	55,178
ARM Holdings ADR	1,200	54,288
Arrow Global Group	5,259	20,449
Ashmore Group	10,611	39,980
Ashtead Group	16,272	267,811

LVIP Dimensional International Core Equity Fund—35

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

rCOMMON STOCK (continued)
United Kingdom (continued)
Associated British Foods	1,530	$75,290
AstraZeneca	2,870	193,867
AstraZeneca ADR	12,149	412,459
AVEVA Group	2,625	62,394
Aviva	40,226	305,345
Avon Rubber	818	11,939
B&M European Value Retail	9,625	40,398
Babcock International Group	22,757	340,574
BAE Systems	33,149	244,068
†Balfour Beatty	38,040	151,518
Barclays ADR	38,224	495,383
Barratt Developments	67,281	619,996
BBA Aviation	35,255	98,391
Beazley	28,333	162,687
Bellway	11,002	460,047
Berendsen	13,242	209,932
Berkeley Group Holdings	6,134	333,477
Betfair Group	1,511	86,881
BGEO group	715	20,045
BHP Billiton	5,099	56,865
BHP Billiton ADR	9,073	205,503
Bodycote	12,096	100,981
Booker Group	93,665	249,988
Bovis Homes Group	9,747	145,785
BP ADR	53,796	1,681,663
Brammer	3,884	10,436
Brewin Dolphin Holdings	17,619	80,119
British American Tobacco	6,426	356,874
British American Tobacco ADR	1,500	165,675
British Polythene Industries	946	9,658
Britvic	10,141	108,657
BT Group	27,339	189,837
BT Group ADR	2,800	96,908
†BTG	2,186	22,151
Bunzl	3,016	83,680
Burberry Group	4,630	81,463
Cable & Wireless Communications	155,926	170,592
Cape	7,155	24,788
Capita	6,251	111,225
Capital & Counties Properties	24,890	161,387
Card Factory	1,864	10,036
Carillion	22,913	102,338
Carnival	429	24,439
Carnival ADR	1,023	58,229
Centamin	68,235	64,623
Centrica	83,179	267,095
Chesnara	2,922	14,431
Cineworld Group	8,994	74,570
Clarkson	1,020	33,656
Close Brothers Group	8,316	163,993
Cobham	50,428	210,588
†Coca-Cola HBC	8,861	188,707

	Number of Shares	Value (U.S. $)

rCOMMON STOCK (continued)
United Kingdom (continued)
Compass Group	14,782	$256,154
Computacenter	4,566	57,352
Connect Group	11,057	27,370
Consort Medical	851	14,496
Costain Group	5,650	31,284
Countrywide	2,878	16,938
Cranswick	1,920	54,290
Crest Nicholson Holdings	3,732	30,580
Croda International	3,723	166,814
Daily Mail & General Trust	11,552	118,898
Dairy Crest Group	10,235	102,437
DCC	3,684	307,779
De La Rue	3,905	25,463
Debenhams	57,563	62,065
Dechra Pharmaceuticals	3,920	63,034
Development Securities	2,984	9,898
Devro	10,805	46,195
Diageo	1,216	33,207
Diageo ADR	3,630	395,924
Dignity	2,208	82,858
Diploma	7,482	83,941
Direct Line Insurance Group	59,048	353,952
Dixons Carphone	31,836	234,292
Domino’s Pizza Group	5,761	89,293
Drax Group	12,183	43,865
DS Smith	71,337	417,305
Dunelm Group	3,155	43,640
e2v technologies	5,229	17,326
easyJet	2,846	72,994
Electrocomponents	27,011	94,591
Elementis	15,959	53,747
†EnQuest	39,301	11,040
†Enterprise Inns	43,835	71,862
Entertainment One	3,920	9,656
Essentra	10,062	122,661
esure Group	17,993	67,239
Euromoney Institutional Investor	529	7,760
†Evraz	13,963	15,063
Experian	12,510	221,114
Fenner	3,137	6,612
Ferrexpo	12,597	3,993
Fidessa Group	2,637	77,869
†Firstgroup	72,211	114,116
Foxtons Group	13,308	36,884
Fresnillo	1,015	10,553
G4S	47,266	157,013
Galliford Try	4,118	92,533
Game Digital	3,172	5,658
Gem Diamonds	5,209	10,098
Genus	2,723	62,430
GKN	31,099	141,128
GlaxoSmithKline	10,422	210,488

LVIP Dimensional International Core Equity Fund—36

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
GlaxoSmithKline ADR	7,200	$290,520
†Glencore	77,472	102,664
Go-Ahead Group	1,680	66,104
Grafton Group	6,043	65,990
Greencore Group	26,711	139,368
Greene King	11,394	155,990
Greggs	6,782	131,486
Halfords Group	12,723	62,693
Halma	20,713	263,762
Hargreaves Lansdown	6,159	136,738
Hays	70,066	150,483
Headlam Group	2,792	20,642
Helical Bar	5,591	39,131
Henderson Group	41,395	188,148
Hikma Pharmaceuticals	5,086	172,419
Hill & Smith Holdings	4,275	47,709
Hiscox	14,557	225,689
†Hochschild Mining	13,322	9,476
Home Retail Group	32,836	48,105
HomeServe	20,431	125,181
Howden Joinery Group	33,266	257,755
HSBC Holdings ADR	31,407	1,239,634
Hunting	8,466	38,134
ICAP	19,430	145,848
IG Group Holdings	22,170	262,114
†Imagination Technologies Group	3,221	6,336
IMI	3,371	42,777
Imperial Tobacco Group	4,983	263,199
Inchcape	19,753	227,911
Indivior	24,462	67,602
Informa	24,560	221,967
Inmarsat	19,496	326,851
InterContinental Hotels Group	1,842	71,801
InterContinental Hotels Group ADR	3,047	118,041
Intermediate Capital Group	2,233	20,584
International Consolidated Airlines Group	17,652	158,716
International Consolidated Airlines Group	1,340	12,010
International Personal Finance	3,182	13,511
Interserve	8,134	62,062
Intertek Group	2,976	121,742
Investec	19,521	137,647
†IP Group	3,493	10,557
ITE Group	16,838	39,159
ITV	39,697	161,626
J D Wetherspoon	5,976	65,892
J Sainsbury	60,658	231,006
James Fisher & Sons	3,404	58,614
Jardine Lloyd Thompson Group	5,553	75,147
JD Sports Fashion	4,367	67,008
John Menzies	5,037	30,817

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
John Wood Group	22,367	$201,449
Johnson Matthey	6,573	257,131
Jupiter Fund Management	22,560	149,935
†KAZ Minerals	17,192	25,758
KCOM Group	23,427	39,891
Keller Group	3,725	45,622
Kier Group	6,002	122,972
Kingfisher	27,020	130,875
Ladbrokes	17,525	30,914
Laird	13,309	69,561
†Lamprell	12,474	18,298
Lancashire Holdings	6,576	60,653
Laura Ashley Holdings	18,438	7,339
Lavendon Group	11,835	25,866
Legal & General Group	116,618	460,179
†Liberty Global Class C	900	36,693
Liberty Global LiLAC	45	1,935
Lloyds Banking Group	48,884	52,601
Lloyds Banking Group ADR	80,390	350,500
London Stock Exchange Group	2,637	106,692
Lookers	14,659	39,942
LSL Property Services	3,879	16,298
Man Group	94,578	243,311
Marks & Spencer Group	46,174	307,446
Marshalls	7,159	34,301
Marston’s	27,111	66,366
McBride	20,129	49,112
Mears Group	4,643	32,034
Meggitt	26,442	145,998
†Melrose Industries	26,993	115,627
#Merlin Entertainments 144A	19,391	130,022
Michael Page International	10,636	75,990
Micro Focus International	4,402	103,381
Millennium & Copthorne Hotels	9,735	66,506
Mitchells & Butlers	9,654	48,801
Mitie Group	15,761	72,213
Mondi	8,920	174,844
Moneysupermarket.com Group	20,775	112,388
Morgan Advanced Materials	22,365	81,589
Morgan Sindall Group	854	9,317
†Mothercare	4,436	14,388
N Brown Group	4,375	19,798
National Express Group	28,807	141,336
National Grid	6,184	85,290
National Grid ADR	2,200	152,988
NCC Group	6,299	27,859
Next	1,459	156,659
Northgate	9,069	52,527
Novae Group	2,374	31,219
†Ocado Group	8,442	37,718
Old Mutual	94,841	249,503
OneSavings Bank	5,936	31,084

LVIP Dimensional International Core Equity Fund—37

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Oxford Instruments	2,794	$31,496
PayPoint	2,476	33,637
Pearson	2,151	23,254
Pearson ADR	8,404	90,595
Pendragon	38,325	26,414
Pennon Group	15,079	191,305
†Persimmon	14,510	432,896
Petra Diamonds	19,816	25,562
Petrofac	12,591	147,694
†Petropavlovsk	107,235	10,308
Pets at Home Group	3,314	13,472
Phoenix Group Holdings	12,707	171,217
Photo-Me International	13,399	29,675
Playtech	11,090	135,778
Premier Farnell	13,027	18,821
†Premier Foods	57,392	33,209
†Premier Oil	32,723	23,413
Provident Financial	2,815	139,580
Prudential	2,934	66,104
Prudential ADR	3,479	156,833
PZ Cussons	9,259	38,798
QinetiQ Group	42,370	168,880
Randgold Resources	3,567	219,759
Rank Group	8,180	34,395
Rathbone Brothers	299	9,698
†Raven Russia	19,700	11,813
Reckitt Benckiser Group	4,105	379,834
Redrow	17,892	123,966
Regus	49,926	245,323
RELX	6,901	121,710
RELX ADR	4,000	71,320
Renishaw	1,650	45,425
Rentokil Initial	62,487	146,615
Restaurant Group	15,389	155,712
Ricardo	2,769	36,803
Rightmove	2,565	155,880
Rio Tinto	3,626	105,576
Rio Tinto ADR	7,700	224,224
Robert Walters	1,758	9,330
†Rolls-Royce Holdings	38,101	322,742
Rotork	38,930	104,770
†Royal Bank of Scotland Group ADR	13,831	122,681
Royal Dutch Shell Class A	4,251	96,285
Royal Dutch Shell Class A	851	19,408
Royal Dutch Shell ADR Class A	21,243	972,720
Royal Dutch Shell ADR Class B	18,600	856,344
Royal Mail	30,558	200,158
RPC Group	13,707	168,052
RPS Group	7,026	24,483
RSA Insurance Group	36,626	229,885
SABMiller	3,730	223,151
Saga	486	1,444

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Sage Group	20,603	$183,065
Savills	9,285	121,391
Schroders	1,274	55,802
Schroders Non-voting	1,074	35,699
SDL	2,560	15,746
Senior	25,504	86,433
†Serco Group	6,469	9,002
Severfield	10,593	10,099
Severn Trent	4,915	157,121
Shanks Group	21,898	31,174
Shire	2,253	154,578
Shire ADR	300	61,500
SIG	43,377	91,667
Sky	13,926	228,293
†Skyepharma	2,080	12,120
Smith & Nephew	9,956	177,443
Smith & Nephew ADR	1,200	42,720
Smiths Group	12,671	175,232
Spectris	4,950	131,372
Spirax-Sarco Engineering	3,846	186,010
Spirent Communications	26,411	27,840
†Sports Direct International	7,540	64,078
SSE	24,832	557,591
St James’s Place	18,475	273,840
St Modwen Properties	9,782	59,855
Stagecoach Group	15,758	68,854
Standard Chartered	17,918	148,673
Standard Life	24,727	141,604
Stobart Group	9,278	14,636
†SuperGroup	2,864	69,416
Synthomer	20,799	97,154
TalkTalk Telecom Group	18,649	59,770
Tate & Lyle	18,766	165,303
Taylor Wimpey	144,942	433,299
Ted Baker	999	44,007
Telecom Plus	3,641	57,559
†Tesco	155,326	341,306
†Thomas Cook Group	66,553	118,754
Topps Tiles	5,923	13,797
Travis Perkins	9,776	283,616
Trinity Mirror	26,169	64,490
TT Electronics	5,094	11,753
TUI Class DI	8,315	148,470
Tullett Prebon	9,172	50,172
†Tullow Oil	9,375	22,964
UBM	15,439	119,662
UDG Healthcare	15,724	138,635
Ultra Electronics Holdings	4,303	125,313
Unilever	1,846	79,182
Unilever ADR	4,700	202,664
UNITE Group	10,098	97,555
United Utilities Group	6,669	91,831

LVIP Dimensional International Core Equity Fund—38

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Vectura Group	8,852	$22,968
Vedanta Resources	4,337	17,471
Vesuvius	12,024	59,209
Victrex	5,633	149,339
Vodafone Group	196,357	636,762
Vodafone Group ADR	2,400	77,424
Weir Group	5,789	85,036
WH Smith	4,220	109,656
Whitbread	2,129	137,999
William Hill	43,082	251,439
†Wincanton	8,895	25,604
WM Morrison Supermarkets	115,743	252,199
Wolseley	3,094	168,050
WPP	16,971	390,376
WPP ADR	400	45,896
WS Atkins	4,329	103,445
Xaar	3,092	19,145
XP Power	694	14,856
#Zoopla Property Group 144A	6,676	23,572

		44,041,598

Total Common Stock (Cost $271,218,950)		247,453,174

ΔPREFERRED STOCK–0.40%
Germany–0.40%
Bayerische Motoren Werke 4.68%	1,145	95,792
Biotest 1.83%	448	7,456
Draegerwerk 2.25%	509	37,703
FUCHS PETROLUB 2.03%	1,812	85,317
Henkel 1.33%	600	66,958
Jungheinrich 1.43%	984	81,151
Porsche Automobil Holding 4.84%	1,818	97,836
Sartorius 0.43%	286	74,731
Sixt 1.22%	1,277	52,416
STO 24.84%	44	5,489

	Number of	Value
	Shares	(U.S. $)

ΔPREFERRED STOCK (continued)
Germany (continued)
Villeroy & Boch 3.50%	830	$11,049
Volkswagen 4.59%	2,640	381,144

Total Preferred Stock (Cost $1,343,592)		997,042

ΔRIGHTS–0.00%
Israel–0.00%
Airport City, exercise price ILS 21.72, expiration date 1/6/16	135	446

		446

Italy–0.00%
†@Unione Di Banche Italiane, exercise price EUR 7.288 expiration date 1/13/16	33,298	0

		0

Spain–0.00%
Faes Farma, exercise price EUR 0.08, expires on 1/8/16	4,907	448
†@Repsol, exercise price EUR 0.46, expiration date 1/8/16	17,245	8,602

		9,050

Total Rights (Cost $9,094)		9,496

MONEY MARKET FUND–0.72%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,815,801	1,815,801

Total Money Market Fund (Cost $1,815,801)		1,815,801

TOTAL VALUE OF SECURITIES–99.73% (Cost $274,387,437)	250,275,513
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.27%	679,883

NET ASSETS APPLICABLE TO 27,931,166 SHARES OUTSTANDING–100.00%	$250,955,396

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($245,437,493 / 27,317,155 Shares)	$8.985

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($5,517,903 / 614,011 Shares)	$8.987

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$275,443,257
Distributions in excess of net investment income	(85,006)
Accumulated net realized loss on investments	(286,543)
Net unrealized depreciation of investments, foreign currencies and derivatives	(24,116,312)

Total net assets	$250,955,396

LVIP Dimensional International Core Equity Fund—39

LVIP Dimensional International Core Equity Fund

Statement of Net Assets (continued)

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $427,784, which represents 0.17% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on pages 4 and 5.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«

Includes $198 payable for fund shares redeemed, $123,729 due to manager and affiliates, $151,025 expense reimbursement receivable from Lincoln Investment Advisors Corporation, and $67,905 payable for securities purchased as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $34,000, which represents 0.01% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $6,367, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following foreign currency exchange contracts were outstanding at December 31, 2015:1

Foreign Curency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	CAD	14,500	USD	(10,438)	1/4/16	$39
BNYM	JPY	1,736,088	USD	(14,435)	1/4/16	9
BNYM	JPY	1,312,304	USD	(10,897)	1/5/16	21

						$69

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

BNYM–Bank of New York Mellon

CAD–Canadian Dollar

CDI–Chess Depository Interest

CVA–Dutch Certificate

EUR–Euro

FDR–Fiduciary Depositary Receipt

ILS–Israeli Shekel

JPY–Japanese Yen

ScpA–Italian Consortium Joint-Stock Company

SDR–Special Drawing Right

USD–United States Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund—40

LVIP Dimensional International Core Equity Fund

Statement of Operations

May 1, 2015* to December 31, 2015

INVESTMENT INCOME:
Dividends	$3,939,521
Foreign tax withheld	(283,195)

3,656,326

EXPENSES:
Management fees	1,189,888
Custodian fees	183,175
Pricing fees	162,572
Accounting and administration expenses	36,210
Professional fees	32,246
Reports and statements to shareholders	9,547
Distribution fees-Service Class	4,158
Trustees’ fees and expenses	1,464
Other	218

1,619,478
Less management fees waived	(282,815)
Less expenses reimbursed	(264,763)

Total operating expenses	1,071,900

NET INVESTMENT INCOME	2,584,426

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(730,693)
Foreign currencies	(252,790)
Foreign currency exchange contracts	195,593
Futures contracts	445,380

Net realized loss	(342,510)

Net change in unrealized appreciation (depreciation) of:
Investments	(24,111,924)
Foreign currencies	(4,457)
Foreign currency exchange contracts	69

Net change in unrealized appreciation (depreciation)	(24,116,312)

NET REALIZED AND UNREALIZED LOSS	(24,458,822)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,874,396)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund

Statement of Changes in Net Assets

5/1/15* to 12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,584,426
Net realized loss	(342,510)
Net change in unrealized appreciation (depreciation)	(24,116,312)

Net decrease in net assets resulting from operations	(21,874,396)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(2,571,490)
Service Class	(42,499)

(2,613,989)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	295,329,691
Service Class	7,889,125
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,571,490
Service Class	42,499

305,832,805

Cost of shares redeemed:
Standard Class	(28,230,791)
Service Class	(2,158,233)

(30,389,024)

Increase in net assets derived from capital share transactions	275,443,781

NET INCREASE IN NET ASSETS	250,955,396
NET ASSETS:
Beginning of period	—

End of period	$250,955,396

Distributions in excess of net investment income	$(85,006)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund—41

LVIP Dimensional International Core Equity Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Dimensional International Core Equity Fund
	Standard Class	Service Class
	5/1/15[1] to 12/31/15	5/1/15[1] to 12/31/15
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.103	0.086
Net realized and unrealized loss	(1.022)	(1.020)

Total from investment operations	(0.919)	(0.934)

Less dividends and distributions from:
Net investment income	(0.096)	(0.079)

Total dividends and distributions	(0.096)	(0.079)

Net asset value, end of period	$8.985	$8.987

Total return[3]	(9.18% )	(9.33% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$245,437	$5,518
Ratio of expenses to average net assets	0.67%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	1.27%
Ratio of net investment income to average net assets	1.63%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.03%
Portfolio turnover	92%	92%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund–42

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 Series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made beause the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions expected to be taken on the Fund’s federal income tax return for the open tax year December 31, 2015, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period May 1, 2015* through December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not seperate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Dimensional International Core Equity Fund–43

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2015* through December 31, 2015.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.17% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Board and the LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the annual operating expenses exceed 0.68% of average daily net assets for the Standard Class and 0.93% for the Service Class. This agreement will continue through at least April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Board and the LIAC.

For the period May 1, 2015* through December 31, 2015, LIAC voluntarily waived $13,107 to offset certain costs in connection with the Fund’s commencement of operations.

Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2015* through December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$5,775
Legal	1,624

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $45 for the period May 1, 2015* through December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$151,025
Management fees payable to LIAC	122,687
Distribution fees payable to LFD	1,042

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

* Date of commencement of operations.

LVIP Dimensional International Core Equity Fund–44

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

3. Investments

For the period May 1, 2015* through December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$487,785,636
Sales	214,801,982

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$274,500,651

Aggregate unrealized appreciation	$12,743,463
Aggregate unrealized depreciation	(36,968,601)

Net unrealized depreciation	$(24,225,138)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Dimensional International Core Equity Fund–45

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$249,536	$14,861,188	$—	$15,110,724
Austria	139,813	1,153,487	—	1,293,300
Belgium	357,918	3,515,396	—	3,873,314
Canada	17,852,115	19,031	—	17,871,146
China	—	40,418	—	40,418
Denmark	257,551	4,107,442	—	4,364,993
Finland	143,591	4,118,856	—	4,262,447
France	923,458	17,260,446	—	18,183,904
Germany	1,005,150	14,965,154	—	15,970,304
Hong Kong	289,817	6,724,100	6,367	7,020,284
Ireland	392,833	1,073,556	—	1,466,389
Israel	806,632	999,500	—	1,806,132
Italy	418,231	6,781,862	—	7,200,093
Japan	1,252,635	57,363,965	—	58,616,600
Netherlands	1,180,375	5,310,110	—	6,490,485
New Zealand	75,138	1,271,696	—	1,346,834
Norway	182,299	1,643,104	—	1,825,403
Portugal	—	771,071	—	771,071
Singapore	127,124	3,027,310	—	3,154,434
Spain	546,457	6,272,922	—	6,819,379
Sweden	238,307	7,600,767	—	7,839,074
Switzerland	1,199,795	16,885,053	—	18,084,848
United Kingdom	10,600,989	33,440,609	—	44,041,598
Preferred Stock	91,269	905,773	—	997,042
Rights	894	8,602	—	9,496
Money Market Fund	1,815,801	—	—	1,815,801

Total	$40,147,728	$210,121,418	$6,367	$250,275,513

Foreign Currency Exchange Contracts	$—	$69	$—	$69

As a result of utilizing international fair value pricing at December 31, 2015, the majority of the Fund’s common stock was categorized as Level 2.

During the period May 1, 2015* through December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2015* through December 31, 2015 was as follows:

5/1/15* to 12/31/15
Ordinary income	$2,613,989

* Date of commencement of operations.

LVIP Dimensional International Core Equity Fund–46

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$275,443,257
Undistributed ordinary income	57,722
Capital loss carryforward	(217,183)
Qualified late year capital losses deferred	(66,550)
Qualified late year ordinary losses deferred	(32,294)
Net unrealized depreciation	(24,229,556)

Net assets	$250,955,396

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of foreign currency exchange contracts and passive foreign investment companies.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized on investment transactions from November 1, 2015 through December 31, 2015 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, non-deductible 12b-1 Fee and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2015* through December 31, 2015, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(55,443)	$55,967	$(524)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$217,183	$—	$217,183

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/15* to 12/31/15
Shares sold:
Standard Class	29,858,773
Service Class	838,976
Shares issued upon reinvestment of dividends and distributions:
Standard Class	287,157
Service Class	4,744

30,989,650

Shares redeemed:
Standard Class	(2,828,775)
Service Class	(229,709)

(3,058,484)

Net increase	27,931,166

* Date of commencement of operations.

LVIP Dimensional International Core Equity Fund–47

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2015.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$69	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operation for the period May 1, 2015* through December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$195,593	$69
Equity contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	445,380	—
Total		$640,973	$69

LVIP Dimensional International Core Equity Fund–48

LVIP Dimensional International Core Equity Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2015* through December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2015* through December 31, 2015

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$483,707	$63,765
Futures contracts (average notional value)	938,189	—

* Date of commencement of operations.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional International Core Equity Fund–49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional International Core Equity Fund

We have audited the accompanying statement of net assets of the LVIP Dimensional International Core Equity Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional International Core Equity Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Dimensional International Core Equity Fund–50

LVIP Dimensional International Core Equity Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the period May 1, 2015* through December 31, 2015 as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

* Date of commencement of operations.

(A) is based on a percentage of the Fund’s total distributions.

LVIP Dimensional International Core Equity Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Dimensional International Core Equity Fund–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Dimensional International Core Equity Fund–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional International Core Equity Fund–54

LVIP Dimensional U.S. Core Equity 2 Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Dimensional U.S. Core Equity 2 Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (5.21%) (Standard Class shares with distributions reinvested) since inception on May 1, 2015, while its benchmark, the Russell 3000® Index1, returned (1.74%) during the same period.

The US market posted negative returns for the period from May 1, 2015 through December 31, 2015, but outperformed both developed ex US and emerging markets. The US market, as represented by the Russell 3000® Index, had a return of (1.74%), as compared to (9.6%) for the MSCI World ex USA IMI2 (net dividends), and (22.0%) for the MSCI Emerging Markets IMI3 (net dividends). Along the market capitalization dimension, small-cap stocks (Russell 2000® Index4) underperformed large-cap stocks (Russell 1000® Index5) by 4.6% for the period. Along the relative price dimension, large-cap value stocks (Russell 1000®Value Index6) underperformed growth stocks (Russell 1000®Growth Index7) by 5.3%, and small-cap value stocks (Russell 2000®Value Index8) underperformed small-cap growth stocks (Russell 2000®Growth Index9) by 2.6%.

The Fund has a lesser allocation than the Russell 3000® Index to large-cap stocks, which was the primary contributor to the Fund’s underperformance over the period. Compared to the Index, the Fund has a greater allocation to deeper value stocks, defined as those stocks with lower price-to-book ratios. The Fund’s greater relative exposure to value stocks was a secondary source of underperformance over the period.

The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the US market with a particular emphasis toward small-cap stocks, value stocks, and stocks with greater profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in U.S. equities rather than the behavior of a limited group of securities in a particular industry or asset class. Dimensional will continue to pursue a disciplined approach to identify securities for purchase or sale in the Fund.

Joseph H. Chi

Jed S. Fogdall

Henry F. Gray

Bhanu P. Singh

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/15 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund Standard Class shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,479 for the Standard class shares and to $9,464 for the Service class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have decreased to $9,826. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/15

Standard Class Shares
Inception (5/1/15)	– 5.21%

Service Class Shares
Inception (5/1/15)	– 5.36%
1.

The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

2.

The MSCI World ex USA Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The MSCI Emerging Markets Investable Market Index (IMI) (net dividends) is a free float-adjusted market capitalization index that is designed to measure large, mid and small-cap representation in 23 emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.

5.	The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

6.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Dimensional U.S. Core Equity 2 Fund–1

LVIP Dimensional U.S. Core Equity 2 Fund

2015 Annual Report Commentary (continued)

8.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

9.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Dimensional U.S. Core Equity 2 Fund–2

LVIP Dimensional U.S. Core Equity 2 Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$948.80	0.48%	$2.36
Service Class Shares	1,000.00	947.70	0.73%	3.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.79	0.48%	$2.45
Service Class Shares	1,000.00	1,021.53	0.73%	3.72

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio,multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 2 Fund–3

LVIP Dimensional U.S. Core Equity 2 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.46%
Aerospace & Defense	2.34%
Air Freight & Logistics	0.54%
Airlines	1.00%
Auto Components	0.95%
Automobiles	0.73%
Banks	7.23%
Beverages	1.10%
Biotechnology	1.69%
Building Products	0.63%
Capital Markets	2.02%
Chemicals	2.32%
Commercial Services & Supplies	1.53%
Communications Equipment	1.58%
Construction & Engineering	0.59%
Construction Materials	0.19%
Consumer Finance	1.23%
Containers & Packaging	0.77%
Distributors	0.25%
Diversified Consumer Services	0.47%
Diversified Financial Services	0.91%
Diversified Telecommunication Services	2.33%
Electric Utilities	0.91%
Electrical Equipment	0.69%
Electronic Equipment, Instruments & Components	1.73%
Energy Equipment & Services	1.64%
Food & Staples Retailing	2.03%
Food Products	2.11%
Gas Utilities	0.45%
Health Care Equipment & Supplies	2.16%
Health Care Providers & Services	3.34%
Health Care Technology	0.22%
Hotels, Restaurants & Leisure	2.36%
Household Durables	1.08%
Household Products	1.28%
Independent Power & Renewable Electricity Producers	0.15%
Industrial Conglomerates	1.11%
Insurance	4.46%
Internet & Catalog Retail	1.17%
Internet Software & Services	1.86%
IT Services	2.99%
Leisure Products	0.27%
Life Sciences Tools & Services	0.69%
Machinery	3.11%
Marine	0.10%
Media	3.26%

Security Type/Sector	Percentage of Net Assets
Metals & Mining	0.71%
Multiline Retail	0.68%
Multi-Utilities	0.58%
Oil, Gas & Consumable Fuels	5.77%
Paper & Forest Products	0.40%
Personal Products	0.24%
Pharmaceuticals	3.40%
Professional Services	0.77%
Real Estate Management & Development	0.36%
Road & Rail	1.55%
Semiconductors & Semiconductor Equipment	3.19%
Software	3.18%
Specialty Retail	2.98%
Technology Hardware, Storage & Peripherals	3.10%
Textiles, Apparel & Luxury Goods	0.91%
Thrifts & Mortgage Finance	0.53%
Tobacco	0.59%
Trading Companies & Distributors	0.62%
Transportation Infrastructure	0.02%
Water Utilities	0.12%
Wireless Telecommunication Services	0.19%
Money Market Fund	0.69%
Total Value of Securities	100.15%
Liabilities Net of Receivables and Other Assets	(0.15%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	2.17%
Exxon Mobil	1.76%
Microsoft	1.22%
AT&T	1.17%
Wells Fargo	1.09%
Intel	1.06%
Comcast Class A	0.91%
JPMorgan Chase	0.90%
Johnson & Johnson	0.90%
Procter & Gamble	0.81%
Total	11.99%

IT–Information Technology

LVIP Dimensional U.S. Core Equity 2 Fund–4

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.46%
Aerospace & Defense–2.34%
AAR	3,220	$84,654
†Aerojet Rocketdyne Holdings	3,194	50,018
†Aerovironment	1,176	34,657
American Science & Engineering	238	9,848
†Astronics	1,340	54,551
†Astronics Class B	482	19,593
B/E Aerospace	3,217	136,304
Boeing	5,919	855,828
BWX Technologies	4,331	137,596
Cubic	1,296	61,236
Curtiss-Wright	3,458	236,873
†DigitalGlobe	5,950	93,177
†Ducommun	1,095	17,761
Engility Holdings	672	21,827
†Esterline Technologies	2,233	180,873
General Dynamics	3,359	461,392
HEICO	1,690	91,868
HEICO Class A	2,508	123,394
Hexcel	5,533	257,008
Honeywell International	8,459	876,099
Huntington Ingalls Industries	2,499	316,998
†KLX	2,057	63,335
†Kratos Defense & Security Solutions	2,339	9,590
L-3 Communications Holdings	2,323	277,622
Lockheed Martin	2,336	507,262
†Moog Class A	2,311	140,047
Northrop Grumman	2,092	394,991
Orbital ATK	3,742	334,310
Precision Castparts	2,370	549,864
Raytheon	3,651	454,659
Rockwell Collins	1,846	170,386
†Sparton	651	13,013
†Spirit AeroSystems Holdings Class A	4,367	218,656
†TASER International	4,097	70,837
†Teledyne Technologies	2,158	191,415
Textron	8,701	365,529
†TransDigm Group	585	133,643
Triumph Group	2,814	111,857
United Technologies	18,668	1,793,435

		9,922,006

Air Freight & Logistics–0.54%
†Air Transport Services Group	7,663	77,243
†Atlas Air Worldwide Holdings	2,772	114,594
†Echo Global Logistics	1,673	34,112
Expeditors International of Washington	2,346	105,805
FedEx	5,864	873,677
Forward Air	2,360	101,504
†Hub Group Class A	2,742	90,349
Park-Ohio Holdings	841	30,932
†Radiant Logistics	4,220	14,475

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Air Freight & Logistics (continued)
Robinson (C.H.) Worldwide	1,854	$114,985
United Parcel Service Class B	6,083	585,367
†UTi Worldwide	4,073	28,633
†XPO Logistics	4,646	126,603

		2,298,279

Airlines–1.00%
Alaska Air Group	5,649	454,801
Allegiant Travel	776	130,236
American Airlines Group	6,085	257,700
Copa Holdings Class A	1,676	80,884
Delta Air Lines	11,512	583,543
†Hawaiian Holdings	7,398	261,371
†JetBlue Airways	33,442	757,461
†Republic Airways Holdings	4,621	18,161
SkyWest	6,459	122,850
Southwest Airlines	17,324	745,971
†Spirit Airlines	2,761	110,026
†United Continental Holdings	12,433	712,411

		4,235,415

Auto Components–0.95%
†American Axle & Manufacturing Holdings	5,166	97,844
Autoliv	2,707	337,752
BorgWarner	8,303	358,939
Cooper Tire & Rubber	4,784	181,074
†Cooper-Standard Holding	928	72,004
Dana Holding	12,329	170,140
Delphi Automotive	2,953	253,161
†Dorman Products	1,605	76,189
Drew Industries	2,005	122,084
†Federal-Mogul Holdings Class A	4,366	29,907
†Fox Factory Holding	1,720	28,432
Gentex	15,600	249,756
†Gentherm	3,095	146,703
Goodyear Tire & Rubber	11,218	366,492
†Horizon Global	1,513	15,690
Johnson Controls	11,977	472,972
Lear	3,044	373,895
†Modine Manufacturing	5,032	45,540
†Motorcar Parts of America	1,202	40,640
Standard Motor Products	2,398	91,244
†Stoneridge	1,066	15,777
Superior Industries International	2,449	45,111
†Tenneco	2,709	124,370
Tower International	1,192	34,055
†Visteon	2,577	295,067

		4,044,838

Automobiles–0.73%
Ford Motor	101,058	1,423,907
General Motors	31,369	1,066,860

LVIP Dimensional U.S. Core Equity 2 Fund–5

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Automobiles (continued)
Harley-Davidson	7,671	$348,187
†Tesla Motors	117	28,081
Thor Industries	3,097	173,897
Winnebago Industries	2,329	46,347

		3,087,279

Banks–7.23%
1st Source	2,669	82,392
Access National	600	12,276
Ameris Bancorp	1,804	61,318
Arrow Financial	570	15,487
Associated Banc-Corp	9,477	177,694
Banc of California	1,553	22,705
BancFirst	1,077	63,134
†Bancorp	1,384	8,816
BancorpSouth	5,858	140,533
Bank of America	125,767	2,116,659
Bank of Hawaii	2,443	153,665
Bank of Marin Bancorp	451	24,083
Bank of the Ozarks	3,991	197,395
BankUnited	5,485	197,789
Banner	2,052	94,105
BB&T	12,066	456,215
BBCN Bancorp	6,829	117,595
Berkshire Hills Bancorp	2,129	61,975
Blue Hills Bancorp	656	10,043
BNC Bancorp	1,764	44,770
BOK Financial	2,801	167,472
Boston Private Financial Holdings	7,166	81,262
Bridge Bancorp	778	23,675
Bryn Mawr Bank	1,353	38,858
Camden National	585	25,793
Capital Bank Financial	931	29,773
Cardinal Financial	2,443	55,578
†Cascade Bancorp	1,783	10,823
Cathay General Bancorp	7,073	221,597
CenterState Banks	2,033	31,816
Central Pacific Financial	1,457	32,083
Chemical Financial	2,826	96,847
CIT Group	3,804	151,019
Citigroup	37,601	1,945,852
Citizens Financial Group	6,106	159,916
City Holding	1,222	55,772
CNB Financial	584	10,530
CoBiz Financial	3,037	40,757
Columbia Banking System	5,156	167,622
Comerica	4,241	177,401
Commerce Bancshares	5,921	251,877
Community Bank System	3,270	130,604
Community Trust Bancorp	1,622	56,705
ConnectOne Bancorp	2,094	39,137
†CU Bancorp	295	7,481

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Cullen/Frost Bankers	3,276	$196,560
†Customers Bancorp	1,240	33,753
CVB Financial	6,226	105,344
†Eagle Bancorp	1,471	74,241
East West Bancorp	5,482	227,832
Enterprise Financial Services	1,304	36,968
†Farmers Capital Bank	466	12,633
†FCB Financial Holdings Class A	905	32,390
Fidelity Southern	1,403	31,301
Fifth Third Bancorp	23,711	476,591
Financial Institutions	1,281	35,868
First Bancorp	1,423	26,667
†First BanCorp (Puerto Rico)	10,810	35,133
First Busey	2,193	45,242
First Business Financial Services	400	10,004
First Citizens BancShares Class A	668	172,458
First Commonwealth Financial	8,614	78,129
First Community Bancshares	1,227	22,859
First Connecticut Bancorp	902	15,704
First Financial	910	30,913
First Financial Bancorp	5,061	91,452
First Financial Bankshares	1,287	38,829
First Horizon National	12,815	186,074
First Interstate BancSystem	1,814	52,733
First Merchants	3,872	98,426
First Midwest Bancorp	7,092	130,706
†First NBC Bank Holding	1,064	39,783
First Niagara Financial Group	19,416	210,664
First of Long Island	820	24,600
First Republic Bank	3,366	222,358
FirstMerit	9,330	174,005
Flushing Financial	2,438	52,758
FNB	13,702	182,785
Fulton Financial	14,676	190,935
German American Bancorp	700	23,324
Glacier Bancorp	5,346	141,829
Great Southern Bancorp	1,041	47,116
Guaranty Bancorp	800	13,232
Hancock Holding	4,728	119,004
Hanmi Financial	3,094	73,390
Heartland Financial USA	993	31,140
Heritage Commerce	1,727	20,655
Heritage Financial	2,213	41,693
†Hilltop Holdings	9,429	181,225
Home BancShares	4,328	175,371
†HomeTrust Bancshares	1,279	25,900
Horizon Bancorp	340	9,506
Huntington Bancshares	23,939	264,765
IBERIABANK	2,461	135,527
@Independent Bank	1,793	83,410
Independent Bank Group	854	27,328
International Bancshares	5,724	147,107

LVIP Dimensional U.S. Core Equity 2 Fund–6

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Investors Bancorp	18,100	$225,164
JPMorgan Chase	58,109	3,836,937
KeyCorp	17,605	232,210
Lakeland Bancorp	2,566	30,253
Lakeland Financial	1,400	65,268
LegacyTexas Financial Group	3,246	81,215
M&T Bank	2,485	301,132
MainSource Financial Group	1,680	38,438
MB Financial	6,557	212,250
Mercantile Bank	1,206	29,595
Metro Bancorp	1,413	44,340
National Bank Holdings Class A	1,365	29,170
National Penn Bancshares	12,187	150,266
NBT Bancorp	3,452	96,242
OFG Bancorp	4,060	29,719
Old National Bancorp	9,906	134,325
Opus Bank	1,084	40,075
Pacific Continental	830	12,350
†Pacific Premier Bancorp	1,648	35,020
PacWest Bancorp	3,567	153,738
Park National	485	43,883
Park Sterling	1,168	8,550
Peapack Gladstone Financial	901	18,579
Peoples Bancorp	1,224	23,060
People’s United Financial	15,122	244,220
Pinnacle Financial Partners	3,498	179,657
PNC Financial Services Group	6,297	600,167
Popular	5,020	142,267
Preferred Bank	736	24,303
PrivateBancorp	4,833	198,250
Prosperity Bancshares	3,589	171,770
QCR Holdings	161	3,911
Regions Financial	32,006	307,258
Renasant	2,394	82,378
Republic Bancorp Class A	900	23,769
S&T Bancorp	2,682	82,659
Sandy Spring Bancorp	2,108	56,832
†Seacoast Banking Corp of Florida	2,578	38,618
ServisFirst Bancshares	982	46,674
†Signature Bank	1,135	174,075
Simmons First National Class A	1,631	83,768
South State	1,651	118,789
Southside Bancshares	1,371	32,931
Southwest Bancorp	1,568	27,409
State Bank Financial	2,266	47,654
Sterling Bancorp	8,202	133,036
Stock Yards Bancorp	591	22,334
†Sun Bancorp	487	10,052
SunTrust Banks	5,335	228,551
†SVB Financial Group	1,169	138,994
Synovus Financial	7,111	230,254
Talmer Bancorp Class A	3,242	58,713

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
TCF Financial	10,316	$145,662
†Texas Capital Bancshares	2,331	115,198
Tompkins Financial	957	53,745
TriCo Bancshares	1,330	36,495
†TriState Capital Holdings	1,385	19,376
Trustmark	5,284	121,743
U.S. Bancorp	29,803	1,271,694
UMB Financial	2,515	117,073
Umpqua Holdings	12,950	205,905
Union Bankshares	4,115	103,863
United Bankshares	4,061	150,216
United Community Banks	4,216	82,170
Univest Corp of Pennsylvania	600	12,516
Valley National Bancorp	12,305	121,204
Washington Trust Bancorp	1,005	39,718
Webster Financial	5,567	207,037
Wells Fargo	85,200	4,631,472
WesBanco	3,655	109,723
West Bancorporation	758	14,971
Westamerica Bancorporation	1,315	61,476
†Western Alliance Bancorp	5,873	210,606
Wilshire Bancorp	6,221	71,853
Wintrust Financial	3,108	150,800
Yadkin Financial	1,815	45,684
Zions Bancorporation	5,833	159,241

		30,667,632

Beverages–1.10%
†Boston Beer Class A	423	85,408
Brown-Forman Class A	214	23,564
Brown-Forman Class B	1,948	193,397
Coca-Cola	38,199	1,641,029
Coca-Cola Bottling Consolidated	632	115,346
Coca-Cola Enterprises	3,922	193,119
Constellation Brands Class A	2,120	301,973
Dr Pepper Snapple Group	2,398	223,494
MGP Ingredients	1,400	36,330
Molson Coors Brewing Class B	3,356	315,196
†Monster Beverage	1,478	220,163
†National Beverage	1,989	90,380
PepsiCo	12,095	1,208,532

		4,647,931

Biotechnology–1.69%
AbbVie	13,185	781,079
†ACADIA Pharmaceuticals	1,138	40,570
†Acorda Therapeutics	2,504	107,121
†Adamas Pharmaceuticals	1,097	31,067
†Agios Pharmaceuticals	512	33,239
†Akebia Therapeutics	1,002	12,946
†Alexion Pharmaceuticals	821	156,606
†Alkermes	437	34,689

LVIP Dimensional U.S. Core Equity 2 Fund–7

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Alnylam Pharmaceuticals	447	$42,081
†AMAG Pharmaceuticals	989	29,858
Amgen	5,812	943,462
†Anacor Pharmaceuticals	600	67,782
Baxalta	5,253	205,025
†Biogen	2,407	737,384
†BioMarin Pharmaceutical	670	70,189
†BioSpecifics Technologies	200	8,594
†Bluebird Bio	717	46,046
†Celgene	5,660	677,842
†Cepheid	722	26,375
†Clovis Oncology	500	17,500
†Concert Pharmaceuticals	1,000	18,970
†Dyax	1,518	57,107
†Emergent BioSolutions	2,613	104,546
Gilead Sciences	12,167	1,231,179
†Incyte	1,949	211,369
†Insys Therapeutics	1,480	42,372
†Intercept Pharmaceuticals	300	44,805
†Intrexon	1,174	35,396
†Ionis Pharmaceuticals	497	30,779
†Ligand Pharmaceuticals Class B	1,378	149,403
†Medivation	1,962	94,843
†Momenta Pharmaceuticals	2,972	44,104
†Myriad Genetics	2,429	104,836
†Neurocrine Biosciences	1,214	68,676
†Novavax	1,700	14,263
†OPKO Health	9,470	95,173
PDL BioPharma	8,018	28,384
†Puma Biotechnology	134	10,506
†Radius Health	400	24,616
†Regeneron Pharmaceuticals	553	300,207
†Repligen	2,497	70,640
†Seattle Genetics	957	42,950
†Ultragenyx Pharmaceutical	300	33,654
†United Therapeutics	765	119,807
†Vertex Pharmaceuticals	630	79,273
†Vitae Pharmaceuticals	1,074	19,439
†ZIOPHARM Oncology	132	1,097

		7,147,849

Building Products–0.63%
AAON	3,521	81,758
Advanced Drainage Systems	2,948	70,840
Allegion	2,452	161,636
†American Woodmark	1,352	108,133
Apogee Enterprises	2,058	89,544
†Armstrong World Industries	3,452	157,860
†Builders FirstSource	5,019	55,611
†Continental Building Products	3,059	53,410
Fortune Brands Home & Security	3,490	193,695
†Gibraltar Industries	3,765	95,782

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Building Products (continued)
Griffon	5,466	$97,295
Insteel Industries	1,017	21,276
Lennox International	1,391	173,736
Masco	5,169	146,283
†NCI Building Systems	1,500	18,615
†Nortek	300	13,086
Owens Corning	6,988	328,646
†Patrick Industries	1,669	72,601
†PGT	4,433	50,492
†Ply Gem Holdings	3,547	44,479
Quanex Building Products	2,600	54,210
Simpson Manufacturing	2,913	99,479
Smith (A.O.)	2,207	169,078
†Trex	2,239	85,172
Universal Forest Products	1,817	124,228
†USG	3,686	89,533

		2,656,478

Capital Markets–2.02%
†Affiliated Managers Group	1,830	292,361
Ameriprise Financial	4,683	498,365
Artisan Partners Asset Management	1,094	39,450
Bank of New York Mellon	17,931	739,116
BGC Partners Class A	3,465	33,992
BlackRock	1,456	495,797
Cohen & Steers	3,142	95,768
†Cowen Group Class A	7,899	30,253
Diamond Hill Investment Group	200	37,800
†E*TRADE Financial	8,783	260,328
Eaton Vance	5,498	178,300
Evercore Partners Class A	3,236	174,971
Federated Investors Class B	7,013	200,922
Financial Engines	537	18,081
Franklin Resources	7,823	288,043
Goldman Sachs Group	5,193	935,934
Greenhill	1,915	54,788
HFF Class A	3,047	94,670
Interactive Brokers Group	4,300	187,480
†INTL. FCStone	1,259	42,126
Invesco	12,058	403,702
Investment Technology Group	2,842	48,371
Janus Capital Group	9,665	136,180
†KCG Holdings	2,919	35,933
Legg Mason	5,862	229,966
LPL Financial Holdings	6,656	283,878
Moelis & Co.	412	12,022
Morgan Stanley	17,737	564,214
Northern Trust	5,377	387,628
NorthStar Asset Management Group	3,446	41,834
Oppenheimer Holdings Class A	765	13,296
†Piper Jaffray	1,335	53,934
Raymond James Financial	3,085	178,837

LVIP Dimensional U.S. Core Equity 2 Fund–8

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
†Safeguard Scientifics	1,565	$22,708
Schwab (Charles)	10,395	342,307
SEI Investments	2,082	109,097
State Street	4,752	315,343
†Stifel Financial	3,342	141,567
T. Rowe Price Group	2,945	210,538
TD Ameritrade Holding	2,514	87,261
Virtus Investment Partners	230	27,016
Waddell & Reed Financial Class A	3,757	107,676
Westwood Holdings Group	439	22,868
WisdomTree Investments	5,289	82,932

		8,557,653

Chemicals–2.32%
Air Products & Chemicals	2,236	290,926
Airgas	2,979	412,055
Albemarle	3,965	222,080
American Vanguard	1,373	19,236
Ashland	1,494	153,434
Axiall	5,154	79,372
Balchem	2,040	124,032
Cabot	3,431	140,259
Calgon Carbon	4,697	81,023
Celanese Class A	4,315	290,529
CF Industries Holdings	11,510	469,723
Chemours	1,757	9,418
†Chemtura	5,295	144,395
Dow Chemical	22,758	1,171,582
duPont (E.I.) deNemours	8,285	551,781
Eastman Chemical	5,936	400,739
Ecolab	3,614	413,369
†Flotek Industries	3,167	36,230
FMC	2,195	85,890
Fuller (H.B.)	3,026	110,358
FutureFuel	2,591	34,979
†Grace (W.R.)	1,024	101,980
Hawkins	465	16,633
Huntsman	16,072	182,739
Innophos Holdings	1,829	53,004
Innospec	2,309	125,402
International Flavors & Fragrances	1,044	124,904
KMG Chemicals	360	8,287
†Koppers Holdings	2,378	43,399
†Kraton Performance Polymers	3,508	58,268
Kronos Worldwide	3,617	20,400
†LSB Industries	2,413	17,494
LyondellBasell Industries Class A	4,353	378,276
Minerals Technologies	2,072	95,022
Monsanto	4,103	404,228
Mosaic	11,314	312,153
NewMarket	400	152,292
Olin	22,556	389,317

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
†OMNOVA Solutions	2,345	$14,375
†Platform Specialty Products	10,201	130,879
PolyOne	5,639	179,095
PPG Industries	2,844	281,044
Praxair	3,235	331,264
Quaker Chemical	1,025	79,191
RPM International	3,232	142,402
Schulman (A.)	2,962	90,756
Scotts Miracle-Gro Class A	2,302	148,502
Sensient Technologies	2,125	133,493
Sherwin-Williams	810	210,276
Stepan	1,352	67,181
†Trecora Resources	817	10,123
Tredegar	2,794	38,054
Tronox	4,859	18,999
Valspar	1,019	84,526
Westlake Chemical	2,696	146,447

		9,831,815

Commercial Services & Supplies–1.53%
ABM Industries	3,945	112,314
†ACCO Brands	9,999	71,293
ADT	14,174	467,458
†ARC Document Solutions	3,148	13,914
Brady Class A	1,701	39,089
Brink’s	3,682	106,263
†Casella Waste Systems	2,159	12,911
CECO Environmental	1,187	9,116
Cintas	1,589	144,678
†Clean Harbors	4,351	181,219
†Copart	6,684	254,059
Covanta Holding	11,150	172,713
Deluxe	3,536	192,853
Donnelley (R.R.) & Sons	13,574	199,809
Ennis	2,012	38,731
Essendant	2,744	89,207
G&K Services Class A	1,984	124,794
Healthcare Services Group	1,609	56,106
Herman Miller	5,414	155,382
HNI	3,731	134,540
†InnerWorkings	185	1,387
Interface Class A	5,476	104,811
KAR Auction Services	10,171	376,632
Kimball International Class B	3,506	34,254
Knoll	3,987	74,956
Matthews International Class A	2,086	111,497
McGrath RentCorp	2,654	66,854
Mobile Mini	3,866	120,349
MSA Safety	2,780	120,847
Multi-Color	1,469	87,861
†NL Industries	2,090	6,354
Pitney Bowes	5,757	118,882

LVIP Dimensional U.S. Core Equity 2 Fund–9

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Quad	1,620	$15,066
Republic Services	10,835	476,632
Rollins	5,983	154,960
†SP Plus	1,195	28,561
Steelcase Class A	5,006	74,589
†Stericycle	2,298	277,139
†Team	1,881	60,117
Tetra Tech	4,280	111,366
†TRC	1,726	15,965
Tyco International	11,981	382,074
U.S. Ecology	1,771	64,535
UniFirst	1,143	119,101
Viad	1,821	51,407
Waste Connections	7,047	396,887
Waste Management	7,193	383,890
West	3,538	76,315

		6,489,737

Communications Equipment–1.58%
ADTRAN	4,136	71,222
Alliance Fiber Optic Products	1,101	16,691
†Arista Networks	1,390	108,198
†ARRIS Group	10,390	317,622
Bel Fuse Class B	100	1,729
Black Box	1,723	16,420
Brocade Communications Systems	24,995	229,454
†CalAmp	2,470	49,227
†Calix	2,499	19,667
†Ciena	4,991	103,264
Cisco Systems	83,856	2,277,110
†CommScope Holding	11,727	303,612
Comtech Telecommunications	1,478	29,693
†Digi International	1,498	17,047
†EchoStar Class A	3,131	122,453
†F5 Networks	749	72,623
†Finisar	6,166	89,654
†Harmonic	11,244	45,763
Harris	4,047	351,684
†Infinera	6,684	121,114
InterDigital	3,236	158,693
†Ixia	5,519	68,601
Juniper Networks	6,556	180,946
Motorola Solutions	1,201	82,208
†NETGEAR	3,150	132,017
†NetScout Systems	3,053	93,727
†Palo Alto Networks	243	42,802
Plantronics	2,355	111,674
†Polycom	9,208	115,929
QUALCOMM	20,187	1,009,047
†Ruckus Wireless	2,170	23,241
†ShoreTel	1,706	15,098
†Sonus Networks	3,105	22,139

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
†Ubiquiti Networks	1,836	$58,183
†ViaSat	2,930	178,759
†Viavi Solutions	6,741	41,053

		6,698,364

Construction & Engineering–0.59%
†AECOM	8,661	260,090
†Aegion	3,394	65,538
Argan	1,267	41,051
Chicago Bridge & Iron	8,033	313,207
Comfort Systems USA	3,657	103,932
†Dycom Industries	4,476	313,141
EMCOR Group	4,228	203,113
Fluor	5,916	279,354
†Furmanite	1,692	11,269
Granite Construction	2,683	115,128
†Great Lakes Dredge & Dock	6,527	25,847
†Jacobs Engineering Group	5,041	211,470
KBR	5,495	92,975
†MasTec	5,110	88,812
†MYR Group	2,056	42,374
†Northwest Pipe	539	6,031
Primoris Services	3,369	74,219
†Quanta Services	9,321	188,750
†Tutor Perini	4,454	74,560

		2,510,861

Construction Materials–0.19%
Eagle Materials	2,822	170,533
†Headwaters	5,720	96,496
Martin Marietta Materials	1,148	156,794
†U.S. Concrete	1,082	56,978
United States Lime & Minerals	277	15,224
Vulcan Materials	3,204	304,284

		800,309

Consumer Finance–1.23%
†Ally Financial	21,752	405,457
American Express	11,994	834,183
Capital One Financial	10,027	723,749
Cash America International	2,524	75,594
†Credit Acceptance	1,009	215,946
Discover Financial Services	11,417	612,180
†Encore Capital Group	2,356	68,512
†Enova International	2,659	17,576
†EZCORP Class A	2,772	13,832
†First Cash Financial Services	1,489	55,733
†Green Dot Class A	3,145	51,641
Navient	13,433	153,808
Nelnet Class A	2,851	95,708
†OneMain Holdings	5,582	231,876
†PRA Group	3,141	108,961
†Regional Management	129	1,996

LVIP Dimensional U.S. Core Equity 2 Fund–10

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
†Santander Consumer USA Holdings	7,150	$113,327
†SLM	25,872	168,685
†Synchrony Financial	40,412	1,228,929
†World Acceptance	950	35,245

		5,212,938

Containers & Packaging–0.77%
†AEP Industries	578	44,593
AptarGroup	4,292	311,814
Avery Dennison	2,561	160,472
Ball	2,122	154,333
Bemis	7,089	316,807
†Berry Plastics Group	3,644	131,840
†Crown Holdings	1,934	98,054
Graphic Packaging Holding	27,964	358,778
Greif Class A	1,779	54,811
Myers Industries	3,539	47,139
†Owens-Illinois	12,332	214,823
Packaging Corp of America	4,604	290,282
Sealed Air	3,030	135,138
Silgan Holdings	4,943	265,538
Sonoco Products	7,357	300,681
WestRock	8,291	378,235

		3,263,338

Distributors–0.25%
Core-Mark Holding	1,841	150,852
Genuine Parts	5,645	484,849
†LKQ	9,627	285,248
Pool	1,692	136,680
Weyco Group	507	13,567

		1,071,196

Diversified Consumer Services–0.47%
†American Public Education	1,300	24,193
†Apollo Education Group Class A	3,529	27,067
†Ascent Capital Group Class A	345	5,768
Block (H&R)	3,451	114,953
†Bridgepoint Education	98	746
†Bright Horizons Family Solutions	2,812	187,842
Capella Education	1,008	46,590
†Career Education	3,948	14,331
Carriage Services	1,816	43,766
DeVry Education Group	5,628	142,445
Graham Holdings	198	96,024
†Grand Canyon Education	4,127	165,575
†Houghton Mifflin Harcourt	6,568	143,051
†K12	2,018	17,758
†Regis	4,943	69,943
Service Corp International	14,914	388,062
†ServiceMaster Global Holdings	9,374	367,836
Sotheby’s	3,874	99,794

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Strayer Education	800	$48,096

		2,003,840

Diversified Financial Services–0.91%
†Berkshire Hathaway Class B	11,005	1,453,100
CBOE Holdings	2,443	158,551
CME Group	4,311	390,577
FactSet Research Systems	703	114,287
GAIN Capital Holdings	2,244	18,199
Intercontinental Exchange	1,105	283,167
Leucadia National	8,931	155,310
MarketAxess Holdings	1,355	151,204
Marlin Business Services	729	11,708
McGrawHill Financial	2,799	275,925
Moody’s	1,246	125,024
Morningstar	1,718	138,144
MSCI	1,508	108,772
Nasdaq	4,516	262,696
†NewStar Financial	1,435	12,886
†PICO Holdings	1,481	15,284
Voya Financial	4,818	177,832

		3,852,666

Diversified Telecommunication Services–2.33%
AT&T	143,553	4,939,659
Atlantic Tele-Network	1,113	87,070
CenturyLink	27,860	700,958
†Cincinnati Bell	13,187	47,473
Cogent Communications Holdings	1,769	61,367
Consolidated Communications Holdings	3,747	78,500
†FairPoint Communications	1,193	19,172
Frontier Communications	57,763	269,753
†General Communication Class A	5,600	110,768
†Hawaiian Telcom Holdco	500	12,430
IDT Class B	1,774	20,685
Inteliquent	3,102	55,123
†Iridium Communications	5,978	50,275
†Level 3 Communications	5,621	305,558
Lumos Networks	217	2,430
†ORBCOMM	4,497	32,558
Verizon Communications	65,027	3,005,548
†Vonage Holdings	14,784	84,860

		9,884,187

Electric Utilities–0.91%
ALLETE	2,117	107,607
American Electric Power	3,497	203,770
†Avangrid	2,129	81,754
Cleco	772	40,306
Duke Energy	4,732	337,817
Edison International	2,289	135,532
El Paso Electric	2,138	82,313

LVIP Dimensional U.S. Core Equity 2 Fund–11

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities (continued)
Empire District Electric	2,667	$74,863
Entergy	1,963	134,191
Eversource Energy	3,435	175,425
Exelon	6,151	170,813
FirstEnergy	4,479	142,119
Great Plains Energy	4,007	109,431
Hawaiian Electric Industries	1,848	53,500
IDACORP	1,702	115,736
ITC Holdings	3,202	125,679
MGE Energy	1,917	88,949
NextEra Energy	3,137	325,903
OGE Energy	5,249	137,996
Otter Tail	1,739	46,310
Pepco Holdings	1,386	36,050
Pinnacle West Capital	1,332	85,887
PNM Resources	3,124	95,501
Portland General Electric	3,072	111,729
PPL	4,608	157,271
Southern	6,230	291,502
Unitil	993	35,629
Westar Energy	3,319	140,759
Xcel Energy	5,486	197,002

		3,841,344

Electrical Equipment–0.69%
Acuity Brands	603	140,981
Allied Motion Technologies	758	19,844
AMETEK	7,530	403,533
AZZ	2,674	148,594
†Babcock & Wilcox Enterprises	1,876	39,152
Eaton	6,707	349,032
Emerson Electric	9,490	453,907
Encore Wire	1,413	52,408
EnerSys	2,644	147,879
Franklin Electric	2,424	65,521
†Generac Holdings	4,033	120,062
General Cable	3,598	48,321
Hubbell	2,390	241,486
LSI Industries	457	5,571
Powell Industries	509	13,249
†PowerSecure International	1,117	16,811
Regal Beloit	2,098	122,775
Rockwell Automation	1,790	183,672
†Sensata Technologies Holding	5,790	266,687
†SolarCity	897	45,765
†Thermon Group Holdings	790	13,367
†Vicor	1,194	10,889

		2,909,506

Electronic Equipment, Instruments & Components–1.73%
Amphenol Class A	3,866	201,921
†Anixter International	1,653	99,825

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Arrow Electronics	6,106	$330,823
Avnet	6,750	289,170
AVX	7,734	93,891
Badger Meter	1,238	72,534
Belden	1,538	73,332
†Benchmark Electronics	4,776	98,720
CDW	7,852	330,098
Checkpoint Systems	4,003	25,099
Cognex	2,203	74,395
†Coherent	1,686	109,775
Corning	15,653	286,137
CTS	2,164	38,173
Daktronics	2,909	25,366
Dolby Laboratories Class A	2,854	96,037
†DTS	802	18,109
Electro Rent	1,265	11,638
†ePlus	672	62,671
†Fabrinet	1,767	42,090
†FARO Technologies	981	28,959
FEI	1,812	144,579
†Flextronics International	21,806	244,445
FLIR Systems	8,403	235,872
†GSI Group	1,849	25,183
†II-VI	2,715	50,390
Ingram Micro	8,829	268,225
†Insight Enterprises	3,993	100,304
†IPG Photonics	2,933	261,506
†Itron	1,798	65,052
Jabil Circuit	14,264	332,209
†Keysight Technologies	10,639	301,403
†Kimball Electronics	1,253	13,770
†Knowles	2,411	32,139
Littelfuse	1,125	120,386
†Mercury Systems	3,137	57,595
Mesa Laboratories	195	19,403
Methode Electronics	3,376	107,458
MTS Systems	1,334	84,589
†Multi-Fineline Electronix	1,421	29,386
National Instruments	5,116	146,778
†Newport	3,502	55,577
†OSI Systems	1,672	148,240
Park Electrochemical	1,422	21,415
PC Connection	1,762	39,892
†Plexus	2,625	91,665
†RealD	1,664	17,555
†Rofin-Sinar Technologies	2,730	73,109
†Rogers	1,432	73,848
†Sanmina	7,511	154,576
†ScanSource	2,469	79,551
SYNNEX	3,292	296,050
TE Connectivity	7,279	470,296
†Tech Data	2,931	194,560

LVIP Dimensional U.S. Core Equity 2 Fund–12

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Trimble Navigation	9,280	$199,056
†TTM Technologies	8,724	56,793
†Universal Display	997	54,277
Vishay Intertechnology	12,211	147,143
†Zebra Technologies	1,740	121,191

		7,344,229

Energy Equipment & Services–1.64%
Archrock	6,266	47,120
Atwood Oceanics	3,242	33,166
Baker Hughes	7,689	354,847
†Basic Energy Services	3,876	10,388
Bristow Group	2,759	71,458
†C&J Energy Services	3,474	16,536
†Cameron International	6,000	379,200
CARBO Ceramics	560	9,632
Core Laboratories	1,282	139,405
Diamond Offshore Drilling	6,919	145,991
†Dril-Quip	1,959	116,032
†Era Group	1,340	14,941
†Exterran	3,133	50,285
†FMC Technologies	8,374	242,930
†Forum Energy Technologies	4,515	56,257
†Geospace Technologies	1,182	16,631
Gulfmark Offshore	2,023	9,447
Halliburton	17,925	610,167
†Helix Energy Solutions Group	9,628	50,643
Helmerich & Payne	5,324	285,100
†Hornbeck Offshore Services	3,246	32,265
†ION Geophysical	4,982	2,506
†Key Energy Services	16,623	8,014
†Matrix Service	2,023	41,552
†McDermott International	9,065	30,368
Nabors Industries	15,897	135,283
National Oilwell Varco	7,230	242,133
†Natural Gas Services Group	679	15,142
†Newpark Resources	7,643	40,355
Noble	14,001	147,711
Oceaneering International	5,904	221,518
†Oil States International	1,824	49,704
†Parker Drilling	11,096	20,195
Patterson-UTI Energy	9,063	136,670
†PHI	903	14,818
†Pioneer Energy Services	5,840	12,673
†RigNet	1,403	29,028
Rowan	7,360	124,752
RPC	10,518	125,690
Schlumberger	29,449	2,054,068
†SEACOR Holdings	1,659	87,197
†Steel Excel	881	12,960
Superior Energy Services	8,278	111,505
Tesco	2,570	18,607

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
†TETRA Technologies	7,241	$54,452
Tidewater	2,609	18,159
Transocean	18,600	230,268
U.S. Silica Holdings	1,825	34,182
†Unit.	2,450	29,890
†Weatherford International	27,500	230,725

		6,972,566

Food & Staples Retailing–2.03%
Andersons	2,617	82,776
Casey’s General Stores	3,207	386,283
†Chefs’ Warehouse	1,611	26,871
Costco Wholesale	4,374	706,401
CVS Health	24,732	2,418,048
†Fresh Market	1,385	32,437
Ingles Markets Class A	2,001	88,204
Kroger	11,186	467,910
†Natural Grocers by Vitamin Cottage	985	20,064
PriceSmart	1,366	113,364
†Rite Aid	12,700	99,568
SpartanNash	6,365	137,739
†Sprouts Farmers Market	3,821	101,600
†SUPERVALU	10,250	69,495
Sysco	6,387	261,867
†United Natural Foods	2,198	86,513
Walgreens Boots Alliance	14,379	1,224,444
Wal-Mart Stores	31,453	1,928,069
Weis Markets	1,415	62,685
Whole Foods Market	9,047	303,075

		8,617,413

Food Products–2.11%
Alico	310	11,994
Archer-Daniels-Midland	9,566	350,881
B&G Foods	5,009	175,415
†Boulder Brands	4,642	50,969
Bunge	4,744	323,920
Calavo Growers	1,206	59,094
Cal-Maine Foods	3,208	148,659
Campbell Soup	4,345	228,330
ConAgra Foods	5,847	246,510
†Darling Ingredients	11,757	123,684
Dean Foods	6,414	110,000
†Diamond Foods	1,204	46,414
†Farmer Brothers	1,079	34,819
Flowers Foods	10,677	229,449
Fresh Del Monte Produce	5,777	224,610
General Mills	5,840	336,734
†Hain Celestial Group	4,249	171,617
Hershey	1,333	118,997
Hormel Foods	4,290	339,253
Ingredion	4,060	389,110

LVIP Dimensional U.S. Core Equity 2 Fund–13

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
J&J Snack Foods	1,246	$145,371
JM Smucker	3,517	433,787
Kellogg	1,877	135,651
Keurig Green Mountain	958	86,201
Kraft Heinz	4,694	341,535
Lancaster Colony	1,251	144,440
†Landec	2,083	24,642
†Lifeway Foods	699	7,759
McCormick	1,384	118,415
Mead Johnson Nutrition	3,061	241,666
Mondelez International	31,704	1,421,607
†Omega Protein	2,007	44,555
Pilgrim’s Pride	5,613	123,991
Pinnacle Foods	7,701	326,984
†Post Holdings	4,736	292,211
Sanderson Farms	1,322	102,481
Sanfilippo (John B.) & Son	1,335	72,130
†Seaboard	72	208,421
†Seneca Foods Class A	364	10,549
Snyder’s-Lance	3,451	118,369
Tootsie Roll Industries	727	22,966
†TreeHouse Foods	2,520	197,719
Tyson Foods Class A	9,565	510,101
†WhiteWave Foods	2,349	91,400

		8,943,410

Gas Utilities–0.45%
AGL Resources	2,906	185,432
Atmos Energy	2,299	144,929
Chesapeake Utilities	1,016	57,658
Laclede Group	2,058	122,266
National Fuel Gas	2,180	93,195
New Jersey Resources	3,999	131,807
Northwest Natural Gas	1,610	81,482
ONE Gas	2,206	110,675
Piedmont Natural Gas	3,164	180,411
Questar	5,072	98,803
South Jersey Industries	2,608	61,340
Southwest Gas	1,799	99,233
UGI	12,536	423,215
WGL Holdings	1,538	96,879

		1,887,325

Health Care Equipment & Supplies–2.16%
Abaxis	840	46,771
Abbott Laboratories	13,454	604,219
†ABIOMED	514	46,404
†Alere	5,727	223,868
†Align Technology	2,450	161,333
Analogic	846	69,880
†AngioDynamics	3,265	39,637
†Anika Therapeutics	1,364	52,050

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Atrion	140	$53,368
Bard (C.R.)	1,024	193,987
Baxter International	10,601	404,428
Becton, Dickinson	1,527	235,295
†Boston Scientific	13,497	248,885
Cantel Medical	2,397	148,950
CONMED	3,957	174,306
Cooper	1,108	148,694
@CryoLife	1,100	11,858
†Cynosure Class A	2,455	109,665
DENTSPLY International	3,212	195,450
†DexCom	754	61,753
†Edwards Lifesciences	2,860	225,883
†Globus Medical	4,034	112,226
†Greatbatch	1,738	91,245
†Haemonetics	2,877	92,754
†Halyard Health	2,109	70,462
Hill-Rom Holdings	3,231	155,282
†Hologic	9,212	356,412
†ICU Medical	703	79,284
†IDEXX Laboratories	1,662	121,193
†Inogen	409	16,397
†Integra LifeSciences Holdings	1,981	134,272
†Intuitive Surgical	257	140,363
Invacare	2,822	49,075
LeMaitre Vascular	1,009	17,405
†LivaNova	1,805	107,163
†Masimo	3,396	140,968
Medtronic	15,543	1,195,568
Meridian Bioscience	3,280	67,306
†Merit Medical Systems	3,815	70,921
†Natus Medical	1,496	71,883
†Neogen	1,118	63,189
†NuVasive	2,671	144,528
†Orthofix International	1,273	49,914
†Quidel	1,563	33,136
ResMed	1,178	63,247
†RTI Surgical	2,100	8,337
†SeaSpine Holdings	660	11,339
†Sirona Dental Systems	1,942	212,785
St. Jude Medical	10,281	635,057
STERIS	3,090	232,801
Stryker	2,322	215,807
†SurModics	1,175	23,817
Teleflex	1,317	173,120
†Varian Medical Systems	3,115	251,692
†Vascular Solutions	1,441	49,556
West Pharmaceutical Services	2,146	129,232
†Wright Medical Group	2,650	64,077
Zimmer Biomet Holdings	2,573	263,964

		9,172,461

LVIP Dimensional U.S. Core Equity 2 Fund–14

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services–3.34%
†Acadia Healthcare	2,980	$186,131
Aceto	2,550	68,799
†Addus HomeCare	433	10,080
Aetna	7,932	857,608
†Air Methods	3,433	143,946
†Almost Family	728	27,831
†Amedisys	1,924	75,652
AmerisourceBergen	2,277	236,148
†AMN Healthcare Services	3,962	123,020
†Amsurg	3,851	292,676
Anthem	6,118	853,094
†BioScrip	3,413	5,973
†BioTelemetry	2,499	29,188
†Brookdale Senior Living	8,520	157,279
†Capital Senior Living	2,449	51,086
Cardinal Health	3,254	290,485
†Centene	4,767	313,716
Chemed	933	139,763
Cigna	3,295	482,157
†Community Health Systems	8,947	237,364
†CorVel	1,834	80,549
†Cross Country Healthcare	2,183	35,779
†DaVita HealthCare Partners	6,642	463,014
Ensign Group	3,618	81,875
†Envision Healthcare Holdings	5,710	148,289
†ExamWorks Group	2,733	72,698
†Express Scripts Holding	14,885	1,301,098
†Five Star Quality Care	2,200	6,996
†Hanger	3,074	50,567
†HCA Holdings	2,336	157,984
†Health Net	3,811	260,901
HealthSouth	3,899	135,724
†Healthways	2,838	36,525
†Henry Schein	2,386	377,441
Humana	3,461	617,823
Kindred Healthcare	7,592	90,421
†Laboratory Corp of America Holdings	2,341	289,441
Landauer	434	14,287
†LHC Group	1,077	48,777
†LifePoint Health	4,028	295,655
†Magellan Health	2,484	153,163
McKesson	2,505	494,061
†MEDNAX	3,004	215,267
†Molina Healthcare	3,924	235,950
National HealthCare	926	57,134
National Research Class A	927	14,869
Owens & Minor	3,857	138,775
Patterson	5,470	247,299
†PharMerica	2,072	72,520
†Premier Class A	1,483	52,305
†Providence Service	1,268	59,495
Quest Diagnostics	4,385	311,949

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†RadNet	1,663	$10,277
Select Medical Holdings	8,875	105,701
†Surgical Care Affiliates	2,736	108,920
†Team Health Holdings	2,142	94,012
†Tenet Healthcare	3,904	118,291
†Triple-S Management Class B	2,371	56,691
U.S. Physical Therapy	977	52,445
UnitedHealth Group	12,371	1,455,324
Universal American	8,444	59,108
Universal Health Services Class B	3,702	442,352
†VCA	4,326	237,930
†WellCare Health Plans	2,577	201,547

		14,143,225

Health Care Technology–0.22%
†Allscripts Healthcare Solutions	10,690	164,412
†athenahealth	509	81,934
†Cerner	2,110	126,959
Computer Programs & Systems	531	26,417
†HealthStream	1,113	24,486
†HMS Holdings	3,082	38,032
†IMS Health Holdings	7,679	195,584
†MedAssets	4,801	148,543
†Omnicell	1,644	51,096
Quality Systems	3,652	58,870
†Veeva Systems Class A	886	25,561

		941,894

Hotels, Restaurants & Leisure–2.36%
Aramark	9,110	293,797
†Belmond	9,463	89,899
†Biglari Holdings	51	16,617
†BJ’s Restaurants	2,397	104,198
Bloomin’ Brands	11,425	192,968
Bob Evans Farms	1,708	66,356
†Bravo Brio Restaurant Group	1,400	12,600
Brinker International	2,007	96,236
†Buffalo Wild Wings	1,183	188,866
Carnival	5,344	291,141
†Carrols Restaurant Group	3,836	45,035
Cheesecake Factory	3,944	181,858
†Chipotle Mexican Grill	265	127,160
Choice Hotels International	1,999	100,770
Churchill Downs	1,155	163,421
†Chuy’s Holdings	1,223	38,329
ClubCorp Holdings	5,082	92,848
Cracker Barrel Old Country Store	1,175	149,025
Darden Restaurants	4,041	257,169
†Del Frisco’s Restaurant Group	884	14,162
†Denny’s	4,340	42,662
†Diamond Resorts International	4,038	103,009
DineEquity	1,752	148,342

LVIP Dimensional U.S. Core Equity 2 Fund–15

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Domino’s Pizza	1,037	$115,366
Dunkin’ Brands Group	2,826	120,359
†Fiesta Restaurant Group	1,524	51,206
Hilton Worldwide Holdings	4,551	97,391
†Hyatt Hotels Class A	662	31,127
International Speedway Class A	1,377	46,432
Interval Leisure Group	3,970	61,972
†Intrawest Resorts Holdings	809	6,326
Jack in the Box	1,491	114,375
†Krispy Kreme Doughnuts	3,689	55,593
†La Quinta Holdings	8,000	108,880
Las Vegas Sands	3,391	148,661
Marcus	2,445	46,382
Marriott International Class A	1,750	117,320
Marriott Vacations Worldwide	2,524	143,742
McDonald’s	8,309	981,625
†MGM Resorts International	10,485	238,219
†Norwegian Cruise Line Holdings	7,282	426,725
†Panera Bread Class A	1,100	214,258
Papa John’s International	2,719	151,911
†Papa Murphy’s Holdings	207	2,331
†Penn National Gaming	896	14,354
†Pinnacle Entertainment	2,413	75,093
†Popeyes Louisiana Kitchen	1,304	76,284
†Red Robin Gourmet Burgers	1,315	81,188
Restaurant Brands International	846	31,607
Royal Caribbean Cruises	5,193	525,584
†Ruby Tuesday	5,643	31,093
Ruth’s Hospitality Group	3,039	48,381
†Scientific Games Class A	3,150	28,255
SeaWorld Entertainment	8,102	159,528
Six Flags Entertainment	2,799	153,777
Sonic	2,364	76,381
Speedway Motorsports	4,815	99,767
Starbucks	15,346	921,220
Starwood Hotels & Resorts Worldwide	2,315	160,383
Texas Roadhouse	3,791	135,604
Vail Resorts	2,399	307,048
Wendy’s	26,307	283,326
Wyndham Worldwide	4,623	335,861
Wynn Resorts	444	30,720
Yum Brands	4,422	323,027

		9,995,150

Household Durables–1.08%
Bassett Furniture Industries	722	18,108
CalAtlantic Group	7,482	283,717
†Cavco Industries	435	36,240
†Century Communities	209	3,701
CSS Industries	543	15,410
DR Horton	8,944	286,476
Ethan Allen Interiors	2,322	64,598

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Durables (continued)
Flexsteel Industries	419	$18,511
Garmin	4,649	172,803
†GoPro	2,100	37,821
†Green Brick Partners	3,200	23,040
Harman International Industries	2,495	235,054
†Helen of Troy	4,686	441,655
Hooker Furniture	602	15,194
†Installed Building Products	1,531	38,015
†iRobot	1,882	66,623
KB Home	5,232	64,511
La-Z-Boy	4,997	122,027
Leggett & Platt	2,907	122,152
Lennar	300	12,054
Lennar Class A	4,171	204,004
Libbey	2,892	61,657
Lifetime Brands	785	10,409
†M/I Homes	3,043	66,703
MDC Holdings	4,441	113,379
†Meritage Homes	3,482	118,353
†Mohawk Industries	1,655	313,440
NACCO Industries Class A	326	13,757
Newell Rubbermaid	3,325	146,566
†NVR	127	208,661
PulteGroup	12,667	225,726
†Skullcandy	1,057	5,000
†Taylor Morrison Home Class A	2,039	32,624
†Tempur Sealy International	1,433	100,969
†Toll Brothers	4,731	157,542
†TopBuild	748	23,016
†TRI Pointe Homes	8,993	113,941
Tupperware Brands	1,627	90,543
†Universal Electronics	1,266	65,009
†WCI Communities	1,500	33,420
Whirlpool	2,372	348,376
†William Lyon Homes Class A	1,617	26,681
†ZAGG	980	10,721

		4,568,207

Household Products–1.28%
†Central Garden & Pet Class A	3,958	53,829
Church & Dwight	2,891	245,388
Clorox	1,728	219,162
Colgate-Palmolive	7,851	523,034
Energizer Holdings	1,387	47,241
†HRG Group	9,280	125,837
Kimberly-Clark	3,324	423,145
Oil-Dri Corp of America	282	10,386
Orchids Paper Products	536	16,573
Procter & Gamble	43,250	3,434,483
Spectrum Brands Holdings	2,591	263,764
WD-40	828	81,682

		5,444,524

LVIP Dimensional U.S. Core Equity 2 Fund–16

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Independent Power & Renewable Electricity Producers–0.15%
AES	7,378	$70,607
†Calpine	14,857	214,981
†Dynegy	7,150	95,810
NRG Energy	8,975	105,636
NRG Yield Class A	911	12,672
NRG Yield Class C	911	13,446
Ormat Technologies	1,627	59,337
Pattern Energy Group	2,357	49,285
†Talen Energy	575	3,582

		625,356

Industrial Conglomerates–1.11%
3M	4,963	747,626
Carlisle	1,672	148,290
Danaher	9,136	848,552
General Electric	81,464	2,537,604
Raven Industries	3,180	49,608
Roper Technologies	2,047	388,500

		4,720,180

Insurance–4.46%
ACE	3,342	390,513
Aflac	8,922	534,428
†Alleghany	389	185,915
Allied World Assurance Holdings	4,850	180,371
Allstate	7,072	439,100
†Ambac Financial Group	3,090	43,538
American Equity Investment Life Holding	7,884	189,453
American Financial Group	4,280	308,502
American International Group	16,515	1,023,435
American National Insurance	1,417	144,917
AMERISAFE	1,359	69,173
AmTrust Financial Services	5,212	320,955
Aon	2,834	261,323
†Arch Capital Group	2,531	176,537
Argo Group International Holdings	2,555	152,891
Arthur J. Gallagher	4,056	166,053
Aspen Insurance Holdings	4,428	213,872
Assurant	3,422	275,608
Assured Guaranty	10,255	271,040
Axis Capital Holdings	2,199	123,628
Baldwin & Lyons	771	18,527
Berkley (W.R.)	5,895	322,751
Brown & Brown	8,482	272,272
Chubb	3,594	476,708
Cincinnati Financial	3,454	204,373
CNA Financial	1,200	42,180
CNO Financial Group	12,434	237,365
Donegal Group Class A	1,877	26,428
EMC Insurance Group	1,980	50,094
Employers Holdings	3,001	81,927

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Endurance Specialty Holdings	4,389	$280,852
†Enstar Group	617	92,575
Erie Indemnity Class A	2,643	252,777
Everest Re Group	1,532	280,494
FBL Financial Group Class A	2,468	157,064
Federated National Holding	1,099	32,486
Fidelity & Guaranty Life	1,767	44,829
First American Financial	8,529	306,191
FNF Group	1,654	57,344
†Genworth Financial	22,919	85,488
†Global Indemnity	541	15,700
†Greenlight Capital Re Class A	2,369	44,324
†Hallmark Financial Services	1,100	12,859
Hanover Insurance Group	2,628	213,762
Hartford Financial Services Group	12,981	564,154
HCI Group	958	33,386
Heritage Insurance Holdings	252	5,499
Horace Mann Educators	3,738	124,027
@Infinity Property & Casualty	1,789	147,109
Kemper	4,802	178,875
Loews	8,414	323,098
Maiden Holdings	6,662	99,330
†Markel	432	381,607
Marsh & McLennan	5,646	313,071
†MBIA	13,623	88,277
Mercury General	3,241	150,933
MetLife	11,895	573,458
National General Holdings	4,476	97,845
National Interstate	1,729	46,164
National Western Life Group Class A	202	50,892
†Navigators Group	1,173	100,632
Old Republic International	13,837	257,783
OneBeacon Insurance Group Class A	1,009	12,522
PartnerRe	1,805	252,231
Primerica	3,364	158,882
Principal Financial Group	9,051	407,114
ProAssurance	2,591	125,741
Progressive	17,116	544,289
Prudential Financial	5,761	469,003
Reinsurance Group of America	1,878	160,663
RenaissanceRe Holdings	2,775	314,102
RLI	2,405	148,509
Safety Insurance Group	1,093	61,623
@Selective Insurance Group	5,386	180,862
StanCorp Financial Group	3,101	353,142
State Auto Financial	3,962	81,578
Stewart Information Services	2,476	92,429
Symetra Financial	10,260	325,960
Torchmark	3,975	227,211
Travelers	8,831	996,667
United Fire Group	2,582	98,916
United Insurance Holdings	739	12,637

LVIP Dimensional U.S. Core Equity 2 Fund–17

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Universal Insurance Holdings	3,173	$73,550
Unum Group	4,771	158,827
Validus Holdings	4,624	214,045
White Mountains Insurance Group	398	289,270
Willis Group Holdings	5,279	256,401
XL Group	6,541	256,276

		18,889,212

Internet & Catalog Retail–1.17%
†1-800-Flowers.com Class A	2,100	15,288
†Amazon.com	4,169	2,817,785
†Blue Nile	451	16,746
Expedia	1,342	166,811
†FTD	2,773	72,569
†Groupon	12,710	39,020
HSN	2,194	111,170
†Liberty Interactive Class A	10,557	288,417
†Liberty TripAdvisor Holdings Class A	4,682	142,052
†Liberty Ventures Class A	501	22,600
†Netflix	3,696	422,748
NutriSystem	2,714	58,731
PetMed Express	962	16,489
†Priceline Group	442	563,528
†Shutterfly	2,285	101,820
†TripAdvisor	1,366	116,451

		4,972,225

Internet Software & Services–1.86%
†Actua	4,046	46,327
†Akamai Technologies	1,712	90,103
†Alphabet Class A	2,578	2,005,710
†Alphabet Class C	2,593	1,967,776
†Angie’s List	1,639	15,325
†Bankrate	2,961	39,381
†Benefitfocus	298	10,844
†Blucora	3,719	36,446
†Cimpress	1,464	118,789
†Constant Contact	1,155	33,772
†CoStar Group	135	27,903
†DHI Group	4,855	44,520
EarthLink Holdings	12,528	93,083
†eBay	10,854	298,268
†Envestnet	932	27,820
†Everyday Health	492	2,962
†Facebook Class A	11,100	1,161,726
†GrubHub	2,251	54,474
†GTT Communications	2,055	35,058
InterActiveCorp	4,544	272,867
†Internap	7,806	49,958
†Intralinks Holdings	2,547	23,101
j2 Global	2,754	226,709
†Limelight Networks	3,333	4,866

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†LinkedIn Class A	207	$46,592
†Liquidity Services	1,758	11,427
†Monster Worldwide	10,124	58,011
NIC	3,616	71,163
†Pandora Media	3,036	40,713
†QuinStreet	4,100	17,589
†Rackspace Hosting	5,023	127,182
Reis	689	16,350
†RetailMeNot	574	5,694
†Shutterstock	570	18,434
†Stamps.com	1,287	141,068
†TechTarget	112	899
†Twitter	738	17,077
†United Online	821	9,680
†VeriSign	973	85,001
†Web.com Group	3,670	73,437
†WebMD Health	1,073	51,826
†XO Group	950	15,257
†Yahoo	8,984	298,808
†Yelp	544	15,667
†Zillow Group	2,732	71,141
†Zillow Group Class C	864	20,287

		7,901,091

IT Services–2.99%
Accenture Class A	5,205	543,923
†Acxiom	4,341	90,814
†Alliance Data Systems	887	245,318
Amdocs	3,638	198,526
Automatic Data Processing	3,449	292,199
†Blackhawk Network Holdings Class A	3,441	152,127
Booz Allen Hamilton Holding	4,441	137,005
Broadridge Financial Solutions	3,231	173,602
†CACI International Class A	2,196	203,745
†Cardtronics	3,839	129,182
Cass Information Systems	511	26,296
†Ciber	3,950	13,865
†Cognizant Technology Solutions Class A	5,724	343,554
Computer Sciences	7,529	246,048
Convergys	9,032	224,806
†CoreLogic	4,915	166,422
CSG Systems International	3,526	126,865
CSRA	5,233	156,990
†Datalink	1,298	8,826
DST Systems	2,441	278,420
†EPAM Systems	1,891	148,670
†Euronet Worldwide	2,043	147,974
†Everi Holdings	5,686	24,962
†ExlService Holdings	1,508	67,754
Fidelity National Information Services	7,488	453,773
†Fiserv	3,166	289,562

LVIP Dimensional U.S. Core Equity 2 Fund–18

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†FleetCor Technologies	3,005	$429,505
Forrester Research	1,797	51,179
†Gartner	1,062	96,323
†Genpact	10,868	271,483
Global Payments	2,738	176,628
Hackett Group	2,740	44,032
Heartland Payment Systems	2,620	248,428
International Business Machines	8,067	1,110,181
Jack Henry & Associates	2,146	167,517
Leidos Holdings	3,926	220,877
†Lionbridge Technologies	4,145	20,352
ManTech International Class A	2,177	65,832
MasterCard Class A	8,273	805,459
MAXIMUS	2,795	157,219
†MoneyGram International	2,316	14,521
Paychex	4,996	264,238
†PayPal Holdings	9,281	335,972
†Perficient	2,253	38,571
†PFSweb	867	11,158
Planet Payment	534	1,629
Sabre	2,707	75,715
Science Applications International	3,695	169,157
†Sykes Enterprises	3,521	108,376
†Syntel	3,829	173,262
TeleTech Holdings	3,092	86,298
†Teradata	7,583	200,343
Total System Services	3,304	164,539
†Unisys	3,025	33,426
†Vantiv Class A	2,688	127,465
†VeriFone Systems	5,865	164,337
†Virtusa	1,346	55,644
Visa Class A	15,194	1,178,295
Western Union	7,561	135,418
†WEX	2,169	191,740
Xerox	36,097	383,711

		12,670,058

Leisure Products–0.27%
Arctic Cat	1,161	19,017
Brunswick	4,748	239,821
Callaway Golf	5,322	50,133
Hasbro	1,402	94,439
Johnson Outdoors Class A	435	9,522
Mattel	10,427	283,302
†Nautilus	2,866	47,920
Polaris Industries	948	81,481
†Smith & Wesson Holding	4,887	107,416
Sturm Ruger	1,281	76,360
†Vista Outdoor	3,069	136,601

		1,146,012

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Life Sciences Tools & Services–0.69%
†Affymetrix	3,515	$35,466
Agilent Technologies	8,084	337,992
†Albany Molecular Research	1,849	36,703
†Bio-Rad Laboratories Class A	1,242	172,216
Bio-Techne	1,317	118,530
†Bruker	4,669	113,317
†Cambrex	2,900	136,561
†Charles River Laboratories International	1,714	137,788
†Illumina	748	143,575
†Luminex	1,878	40,170
†Mettler-Toledo International	352	119,374
†PAREXEL International	2,684	182,834
PerkinElmer	4,055	217,226
†Quintiles Transnational Holdings	1,139	78,204
Thermo Fisher Scientific	6,771	960,466
†Waters	691	92,995

		2,923,417

Machinery–3.11%
†Accuride	1,705	2,830
Actuant Class A	4,328	103,699
AGCO	5,881	266,939
Alamo Group	901	46,942
Albany International	2,761	100,915
Allison Transmission Holdings	12,474	322,952
Altra Industrial Motion	2,706	67,866
American Railcar Industries	2,038	94,319
Astec Industries	2,074	84,412
Barnes Group	4,268	151,045
†Blount International	4,486	44,008
Briggs & Stratton	4,091	70,774
Caterpillar	15,231	1,035,099
†Chart Industries	1,938	34,806
CIRCOR International	1,169	49,273
CLARCOR	3,276	162,752
†Colfax	6,481	151,331
Columbus McKinnon	2,047	38,688
†Commercial Vehicle Group	2,148	5,928
Crane	3,415	163,374
Cummins	4,583	403,350
Deere	5,162	393,706
Donaldson	7,436	213,116
Douglas Dynamics	1,816	38,263
Dover	5,822	356,947
EnPro Industries	1,537	67,382
ESCO Technologies	2,089	75,496
Federal Signal	5,684	90,091
Flowserve	7,336	308,699
Foster (L.B.) Class A	762	10,409
Global Brass & Copper Holdings	881	18,765
Gorman-Rupp	1,846	49,344

LVIP Dimensional U.S. Core Equity 2 Fund–19

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Graco	2,672	$192,571
Greenbrier	2,932	95,642
Harsco	6,444	50,779
Hillenbrand	5,120	151,706
Hurco	300	7,968
Hyster-Yale Materials Handling	1,243	65,195
IDEX	3,930	301,077
Illinois Tool Works	3,648	338,097
Ingersoll-Rand	8,310	459,460
ITT	5,978	217,121
John Bean Technologies	2,256	112,416
Joy Global	4,273	53,883
Kadant	871	35,371
Kennametal	4,778	91,738
Lincoln Electric Holdings	4,589	238,123
Lindsay	892	64,581
†Lydall	2,058	73,018
Manitowoc	5,020	77,057
†Meritor	5,917	49,407
†Middleby	1,666	179,711
Miller Industries	637	13,874
Mueller Industries	3,376	91,490
Mueller Water Products Class A	20,368	175,165
NN	1,515	24,149
Nordson	3,430	220,035
Omega Flex	460	15,185
Oshkosh	5,303	207,029
PACCAR	12,709	602,407
Parker-Hannifin	5,410	524,662
Pentair	5,426	268,750
†Proto Labs	947	60,314
†RBC Bearings	1,555	100,437
†Rexnord	7,652	138,654
Snap-on	1,586	271,888
SPX	1,543	14,396
†SPX FLOW	1,543	43,065
Standex International	693	57,623
Stanley Black & Decker	4,721	503,872
Sun Hydraulics	1,970	62,508
Tennant	1,473	82,871
Terex	6,371	117,736
Timken	4,842	138,433
Titan International	4,811	18,955
Toro	1,690	123,488
†TriMas	3,783	70,553
Trinity Industries	12,899	309,834
Valmont Industries	1,404	148,852
†Wabash National	7,632	90,287
†WABCO Holdings	640	65,446
Wabtec	2,066	146,934
Watts Water Technologies Class A	1,669	82,899
Woodward	4,201	208,622

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Xylem	8,843	$322,769

		13,201,623

Marine–0.10%
†Kirby	4,055	213,374
Matson	5,123	218,393

		431,767

Media–3.26%
AMC Entertainment Holdings	1,547	37,128
†AMC Networks Class A	1,233	92,080
Cable One	398	172,597
Cablevision Systems Class A	4,630	147,697
†Carmike Cinemas	1,735	39,801
CBS Class B	5,820	274,297
†Charter Communications Class A	982	179,804
Cinemark Holdings	7,540	252,062
Comcast Class A	68,621	3,872,283
†Crown Media Holdings Class A	10,355	58,092
†Discovery Communications Class A	3,727	99,436
†Discovery Communications Class C	6,426	162,064
†DISH Network Class A	1,761	100,694
Disney (Walt)	16,723	1,757,253
†DreamWorks Animation SKG Class A	769	19,817
†Entercom Communications Class A	1,617	18,159
Entravision Communications Class A	6,634	51,148
EW Scripps Class A	7,385	140,315
Gannett	4,286	69,819
†Gray Television	8,666	141,256
Interpublic Group	5,178	120,544
John Wiley & Sons Class A	3,392	152,742
Journal Media Group	1,300	15,626
†Liberty Broadband Class A	674	34,812
†Liberty Broadband Class C	2,788	144,586
†Liberty Media	2,635	103,424
†Liberty Media Class C	4,928	187,658
Lions Gate Entertainment	2,433	78,805
†Live Nation Entertainment	10,558	259,410
†Madison Square Garden Class A	1,252	202,574
†Media General	5,975	96,496
Meredith	2,878	124,473
†MSG Networks	3,758	78,166
National CineMedia	4,680	73,523
New Media Investment Group	884	17,203
New York Times Class A	6,389	85,740
News Class A	7,671	102,485
News Class B	4,137	57,753
Nexstar Broadcasting Group Class A	2,223	130,490
Omnicom Group	3,351	253,537
†Radio One Class D	4,509	7,755
†Reading International Class A	1,404	18,406
Regal Entertainment Group Class A	3,057	57,686

LVIP Dimensional U.S. Core Equity 2 Fund–20

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Saga Communications Class A	635	$24,416
Scholastic	2,829	109,086
Scripps Networks Interactive Class A	1,051	58,026
Sinclair Broadcast Group Class A	4,842	157,559
†Sirius XM Holdings	14,918	60,716
†Starz	2,912	97,552
TEGNA	7,171	183,004
Time	5,270	82,581
Time Warner	17,428	1,127,069
Time Warner Cable	6,079	1,128,202
Twenty-First Century Fox Class A	16,741	454,686
Twenty-First Century Fox Class B	4,371	119,022
Viacom Class B	3,545	145,912

		13,837,527

Metals & Mining–0.71%
Alcoa	43,639	430,717
Allegheny Technologies	5,267	59,254
Carpenter Technology	2,638	79,852
†Century Aluminum	8,096	35,784
†Coeur Mining	2,410	5,977
Commercial Metals	10,520	144,019
Compass Minerals International	2,827	212,788
Ferroglobe	4,379	47,074
Freeport-McMoRan	13,958	94,496
Haynes International	793	29,095
Hecla Mining	24,541	46,382
†Horsehead Holding	3,197	6,554
Kaiser Aluminum	2,414	201,955
Materion	1,627	45,556
Newmont Mining	15,963	287,174
Nucor	9,301	374,830
†Real Industry	1,000	8,030
Reliance Steel & Aluminum	4,729	273,856
Royal Gold	3,599	131,256
Schnitzer Steel Industries	1,849	26,570
Southern Copper	1,912	49,941
Steel Dynamics	13,515	241,513
†Stillwater Mining	6,473	55,474
SunCoke Energy	5,875	20,386
TimkenSteel	1,111	9,310
United States Steel	3,156	25,185
Worthington Industries	2,328	70,166

		3,013,194

Multiline Retail–0.68%
Big Lots	4,898	188,769
†Burlington Stores	2,273	97,512
Dillard’s Class A	2,631	172,883
Dollar General	3,768	270,806
†Dollar Tree	4,514	348,571
Fred’s Class A	3,585	58,686

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
†J.C. Penney	11,378	$75,777
Kohl’s	7,600	361,988
Macy’s	4,309	150,729
Nordstrom	8,189	407,894
†Sears Holdings	1,503	30,902
Target	9,942	721,889

		2,886,406

Multi-Utilities–0.58%
Alliant Energy	1,246	77,813
Ameren	2,528	109,285
Avista	2,774	98,116
Black Hills	2,147	99,685
CenterPoint Energy	3,594	65,986
CMS Energy	2,914	105,137
Consolidated Edison	3,197	205,471
Dominion Resources	4,380	296,263
DTE Energy	1,930	154,767
MDU Resources Group	5,276	96,656
NiSource	6,275	122,425
NorthWestern	2,170	117,723
PG&E	3,418	181,803
Public Service Enterprise Group	3,528	136,498
SCANA	1,219	73,737
Sempra Energy	1,669	156,903
TECO Energy	6,472	172,479
Vectren	2,000	84,840
WEC Energy Group	2,376	121,913

		2,477,500

Oil, Gas & Consumable Fuels–5.77%
Alon USA Energy	6,343	94,130
Anadarko Petroleum	8,699	422,597
†Antero Resources	1,641	35,774
Apache	6,149	273,446
†Bill Barrett	1,360	5,345
†Bonanza Creek Energy	2,878	15,167
Cabot Oil & Gas	9,055	160,183
California Resources	16,662	38,822
†Callon Petroleum	5,994	49,990
†Carrizo Oil & Gas	3,250	96,135
†Cheniere Energy	2,378	88,581
Cheniere Energy Partners Holdings	654	11,380
Chesapeake Energy	16,538	74,421
Chevron	24,780	2,229,209
Cimarex Energy	2,418	216,121
†Clayton Williams Energy	850	25,135
†Clean Energy Fuels	3,382	12,175
†Cloud Peak Energy	4,877	10,144
†Cobalt International Energy	20,470	110,538
Columbia Pipeline Group	2,707	54,140
Comstock Resources	3,307	6,184

LVIP Dimensional U.S. Core Equity 2 Fund–21

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Concho Resources	1,873	$173,927
ConocoPhillips	17,253	805,543
CONSOL Energy	3,823	30,202
†Contango Oil & Gas	934	5,987
†Continental Resources	5,505	126,505
CVR Energy	2,950	116,083
Delek U.S. Holdings	5,211	128,191
Denbury Resources	6,137	12,397
Devon Energy	6,886	220,352
DHT Holdings	4,056	32,813
†Diamondback Energy	3,642	243,650
†Dorian LPG	1,500	17,655
Energen	2,414	98,950
EnLink Midstream	5,547	83,704
EOG Resources	12,721	900,520
†EP Energy Class A	5,898	25,833
EQT	1,767	92,114
Exxon Mobil	95,683	7,458,490
GasLog	4,669	38,753
Green Plains	3,450	79,005
†Gulfport Energy	6,043	148,476
Hess	5,719	277,257
HollyFrontier	6,231	248,555
Kinder Morgan	29,061	433,590
†Kosmos Energy	13,122	68,234
†Laredo Petroleum	10,856	86,739
Marathon Oil	20,795	261,809
Marathon Petroleum	17,068	884,805
†Matador Resources	4,522	89,400
†Memorial Resource Development	10,263	165,747
Murphy Oil	5,951	133,600
†Newfield Exploration	8,014	260,936
Noble Energy	12,654	416,696
†Northern Oil and Gas	4,937	19,057
†Oasis Petroleum	1,204	8,873
Occidental Petroleum	9,375	633,844
ONEOK	3,218	79,356
Panhandle Oil and Gas Class A	655	10,585
†Par Pacific Holdings	1,426	33,568
†Parsley Energy Class A	3,694	68,154
PBF Energy	7,957	292,897
†PDC Energy	2,731	145,781
Peabody Energy	240	1,843
†Penn Virginia	7,196	2,162
Phillips 66	11,615	950,107
Pioneer Natural Resources	2,173	272,451
QEP Resources	7,842	105,083
Range Resources	4,995	122,927
†Renewable Energy Group	3,995	37,114
†REX American Resources	718	38,822
†Rice Energy	8,027	87,494
†Ring Energy	1,091	7,692

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†RSP Permian	5,085	$124,023
Scorpio Tankers	14,367	115,223
SemGroup Class A	2,030	58,586
Ship Finance International	3,968	65,750
SM Energy	4,707	92,540
†Southwestern Energy	12,856	91,406
Spectra Energy	4,140	99,112
†Stone Energy	4,400	18,876
†Synergy Resources	7,105	60,535
Targa Resources	3,913	105,886
Teekay	5,289	52,202
Teekay Tankers Class A	3,937	27,087
Tesoro	6,137	646,656
†Triangle Petroleum	5,378	4,141
Valero Energy	14,820	1,047,922
†W&T Offshore	4,202	9,707
Western Refining	8,601	306,368
†Whiting Petroleum	9,496	89,642
Williams	7,087	182,136
World Fuel Services	3,107	119,495
†WPX Energy	9,227	52,963

		24,484,201

Paper & Forest Products–0.40%
†Boise Cascade	3,696	94,359
†Clearwater Paper	1,964	89,421
Deltic Timber	400	23,548
Domtar	4,052	149,721
Glatfelter (P.H.)	3,926	72,395
International Paper	18,180	685,386
KapStone Paper and Packaging	5,766	130,254
†Louisiana-Pacific	8,506	153,193
Mercer International	5,628	50,933
Neenah Paper	1,284	80,160
†Resolute Forest Products	4,585	34,708
Schweitzer-Mauduit International	2,088	87,675
Wausau Paper	3,849	39,375

		1,691,128

Personal Products–0.24%
Avon Products	7,706	31,209
Coty Class A	1,225	31,397
Edgewell Personal Care	1,936	151,724
Estee Lauder Class A	2,513	221,295
†Herbalife	2,533	135,819
Inter Parfums	2,893	68,911
Medifast	1,095	33,266
Nu Skin Enterprises Class A	3,550	134,509
†Nutraceutical International	800	20,656
†Revlon Class A	2,772	77,172
†USANA Health Sciences	754	96,323

		1,002,281

LVIP Dimensional U.S. Core Equity 2 Fund–22

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals–3.40%
†Akorn	2,662	$99,319
†Allergan	4,836	1,511,250
†Assembly Biosciences	746	5,602
Bristol-Myers Squibb	8,361	575,153
†Catalent	4,759	119,118
†Depomed	4,076	73,898
†Endo International	3,154	193,088
†Horizon Pharma	6,648	144,062
†Impax Laboratories	2,944	125,885
†Jazz Pharmaceuticals	468	65,782
Johnson & Johnson	37,188	3,819,951
†Lannett	2,778	111,453
Lilly (Eli)	7,679	647,033
†Lipocine	800	10,344
†Mallinckrodt	2,453	183,067
†Medicines	4,166	155,558
Merck	37,022	1,955,502
†Mylan	4,477	242,071
†Nektar Therapeutics	5,500	92,675
Perrigo	1,247	180,441
Pfizer	104,848	3,384,493
Phibro Animal Health Class A	1,300	39,169
†Prestige Brands Holdings	4,158	214,054
†Sagent Pharmaceuticals	1,088	17,310
†SciClone Pharmaceuticals	2,470	22,724
†Sucampo Pharmaceuticals Class A	1,472	25,451
†Supernus Pharmaceuticals	1,662	22,337
†Taro Pharmaceutical Industries	1,018	157,332
Zoetis	4,620	221,390

		14,415,512

Professional Services–0.77%
†Advisory Board	2,353	116,732
†CBIZ	4,479	44,163
CDI	963	6,510
CEB	1,513	92,883
†CRA International	465	8,672
Dun & Bradstreet	1,153	119,831
Equifax	1,551	172,735
Exponent	1,614	80,619
†Franklin Covey	769	12,873
†FTI Consulting	3,605	124,949
†GP Strategies	1,964	49,316
Heidrick & Struggles International	1,349	36,720
†Huron Consulting Group	2,097	124,562
†ICF International	2,123	75,494
†IHS Class A	1,494	176,934
Insperity	2,129	102,511
Kelly Services Class A	2,621	42,329
Kforce	2,963	74,905
Korn/Ferry International	4,010	133,052
ManpowerGroup	2,508	211,399

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Professional Services (continued)
†Mistras Group	1,768	$33,751
†Navigant Consulting	4,818	77,377
Nielsen Holdings	11,031	514,045
†On Assignment	3,116	140,064
Resources Connection	2,562	41,863
Robert Half International	2,138	100,785
†RPX	3,715	40,865
Towers Watson Class A	1,308	168,026
†TriNet Group	2,353	45,531
†TrueBlue	3,585	92,350
†Verisk Analytics Class A	2,236	171,904
†Volt Information Sciences	1,104	8,987
VSE	95	5,907

		3,248,644

Real Estate Management & Development–0.36%
Alexander & Baldwin	3,494	123,373
†Altisource Portfolio Solutions	551	15,323
†AV Homes	1,200	15,372
†CBRE Group Class A	12,449	430,486
Consolidated-Tomoka Land	242	12,756
†Forestar Group	2,419	26,464
†FRP Holdings	425	14,425
†Howard Hughes	2,202	249,178
Jones Lang LaSalle	1,385	221,406
Kennedy-Wilson Holdings	4,000	96,320
†Marcus & Millichap	1,782	51,927
RE/MAX Holdings	783	29,206
†Realogy Holdings	5,640	206,819
†St. Joe	647	11,976
†Tejon Ranch	1,657	31,732

		1,536,763

Road & Rail–1.55%
AMERCO	2,124	827,298
ArcBest	2,362	50,523
†Avis Budget Group	8,520	309,191
Celadon Group	2,988	29,551
†Covenant Transportation Group Class A	1,838	34,720
CSX	29,350	761,633
†Genesee & Wyoming	2,313	124,185
Heartland Express	6,447	109,728
†Hertz Global Holdings	25,820	367,419
Hunt (J.B.) Transport Services	3,980	291,973
Kansas City Southern	4,143	309,358
Knight Transportation	5,822	141,067
Landstar System	2,600	152,490
Marten Transport	3,640	64,428
Norfolk Southern	6,131	518,621
†Old Dominion Freight Line	5,496	324,649
†P.A.M. Transportation Services	1,138	31,397

LVIP Dimensional U.S. Core Equity 2 Fund–23

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Road & Rail (continued)
†Roadrunner Transportation Systems	3,360	$31,685
Ryder System	4,568	259,599
†Saia	2,566	57,093
†Swift Transportation	6,541	90,397
Union Pacific	18,817	1,471,489
Universal Truckload Services	1,605	22,534
†USA Truck	643	11,220
Werner Enterprises	5,762	134,773
†YRC Worldwide	1,800	25,524

		6,552,545

Semiconductors & Semiconductor Equipment–3.19%
†Advanced Energy Industries	1,982	55,952
†Alpha & Omega Semiconductor	504	4,632
†Amkor Technology	12,789	77,757
Analog Devices	5,370	297,068
Applied Materials	15,184	283,485
Atmel	10,551	90,844
Avago Technologies	2,612	379,132
†Axcelis Technologies	3,317	8,591
Broadcom Class A	3,236	187,106
Brooks Automation	6,465	69,046
†Cabot Microelectronics	1,658	72,587
†Cascade Microtech	700	11,375
†Cavium	762	50,071
†CEVA	1,455	33,989
†Cirrus Logic	5,919	174,788
Cohu	1,543	18,624
†Cree	4,804	128,123
†Cypress Semiconductor	17,649	173,137
†Diodes	3,810	87,554
†DSP Group	1,135	10,714
†Entegris	8,845	117,373
†Exar	4,832	29,620
†Fairchild Semiconductor International	7,948	164,603
†First Solar	4,541	299,661
†FormFactor	4,320	38,880
†Integrated Device Technology	8,334	219,601
Intel	130,098	4,481,876
Intersil Class A	8,902	113,590
IXYS	2,441	30,830
KLA-Tencor	2,498	173,236
†Kulicke & Soffa Industries	6,979	81,445
Lam Research	3,724	295,760
†Lattice Semiconductor	7,338	47,477
Linear Technology	3,472	147,456
†M/A-COM Technology Solutions Holdings	2,103	85,992
Marvell Technology Group	10,780	95,080
Maxim Integrated Products	6,113	232,294
†MaxLinear Class A	265	3,903
Microchip Technology	6,038	281,009

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Micron Technology	22,602	$320,044
†Microsemi	5,381	175,367
MKS Instruments	3,033	109,188
†Nanometrics	1,837	27,812
†NeoPhotonics	1,612	17,506
NVE	106	5,955
NVIDIA	12,691	418,295
†OmniVision Technologies	8,939	259,410
†ON Semiconductor	26,170	256,466
†PDF Solutions	1,992	21,593
†Photronics	6,599	82,158
†PMC-Sierra	12,686	147,411
Power Integrations	1,145	55,681
†Qorvo	5,258	267,632
†Rambus	7,914	91,723
†Rudolph Technologies	4,095	58,231
†Semtech	2,224	42,078
†Sigma Designs	1,840	11,629
†Silicon Laboratories	1,541	74,800
Skyworks Solutions	2,926	224,805
†SunEdison	1,145	5,828
†SunPower	5,756	172,738
†Synaptics	2,358	189,442
Teradyne	9,318	192,603
Tessera Technologies	3,913	117,429
Texas Instruments	12,340	676,355
†Ultratech	2,226	44,119
†Veeco Instruments	2,701	55,533
†Xcerra	3,827	23,153
Xilinx	4,806	225,738

		13,524,983

Software–3.18%
†ACI Worldwide	6,438	137,773
Activision Blizzard	20,398	789,607
†Adobe Systems	1,860	174,728
American Software Class A	1,038	10,567
†ANSYS	2,187	202,297
†Aspen Technology	2,364	89,265
†Autodesk	1,245	75,858
†AVG Technologies	3,466	69,493
†Barracuda Networks	1,654	30,897
Blackbaud	1,742	114,728
†BroadSoft	709	25,070
CA	13,303	379,934
†Cadence Design Systems	6,558	136,472
CDK Global	1,113	52,834
†Citrix Systems	1,338	101,220
†CommVault Systems	1,100	43,285
Ebix	1,940	63,613
†Electronic Arts	3,886	267,046
†Ellie Mae	1,241	74,745

LVIP Dimensional U.S. Core Equity 2 Fund–24

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†EnerNOC	2,209	$8,505
Epiq Systems	1,906	24,911
Fair Isaac	1,232	116,030
†FireEye	1,388	28,787
†Fortinet	1,108	34,536
†Glu Mobile	4,125	10,024
†Guidewire Software	1,008	60,641
Intuit	2,493	240,575
†Manhattan Associates	4,282	283,340
Mentor Graphics	6,978	128,535
Microsoft	93,528	5,188,933
†MicroStrategy	691	123,889
Monotype Imaging Holdings	3,099	73,260
†NetSuite	430	36,387
†Nuance Communications	15,197	302,268
Oracle	36,460	1,331,884
†Paycom Software	2,099	78,985
Pegasystems	4,014	110,385
†Progress Software	3,319	79,656
†PTC	2,199	76,151
QAD Class A	624	12,804
†Qlik Technologies	763	24,157
†Qualys	600	19,854
†Red Hat	1,685	139,535
†Rovi	8,037	133,896
†salesforce.com	1,823	142,923
†ServiceNow	444	38,433
†Silver Spring Networks	679	9,784
†SolarWinds	1,593	93,828
Solera Holdings	2,124	116,459
†Splunk	369	21,701
SS&C Technologies Holdings	3,254	222,151
Symantec	20,212	424,452
†Synchronoss Technologies	2,028	71,446
†Synopsys	2,327	106,134
†Tableau Software Class A	208	19,598
†Take-Two Interactive Software	4,809	167,546
†Tangoe	146	1,225
†Telenav	2,040	11,608
†TiVo	5,672	48,949
†Tyler Technologies	918	160,026
†Ultimate Software Group	497	97,168
†VASCO Data Security International	611	10,222
†Verint Systems	1,692	68,628
†VMware Class A	307	17,367
†Workday Class A	310	24,701
†Zynga Class A	43,809	117,408

		13,499,117

Specialty Retail–2.98%
Aaron’s	6,471	144,886
Abercrombie & Fitch	6,014	162,378

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Advance Auto Parts	2,000	$301,020
American Eagle Outfitters	12,649	196,059
†America’s Car-Mart	623	16,628
†Asbury Automotive Group	2,180	147,019
†Ascena Retail Group	11,889	117,107
†AutoNation	4,592	273,959
†AutoZone	252	186,961
Barnes & Noble	5,811	50,614
†Barnes & Noble Education	3,672	36,536
†Bed Bath & Beyond	7,183	346,580
Best Buy	13,657	415,856
Big 5 Sporting Goods	952	9,510
†BMC Stock Holdings	1,016	17,018
Buckle	1,237	38,075
†Build-A-Bear Workshop	1,134	13,880
†Cabela’s	4,648	217,201
Caleres	3,991	107,039
†CarMax	7,105	383,457
Cato Class A	2,234	82,256
Chico’s FAS	9,378	100,063
Children’s Place	2,359	130,217
Citi Trends	1,221	25,946
†Conn’s	3,156	74,071
CST Brands	6,628	259,420
†Destination XL Group	2,180	12,034
Dick’s Sporting Goods	5,694	201,283
DSW Class A	4,659	111,164
†Express	6,995	120,874
Finish Line Class A	4,186	75,683
†Five Below	2,362	75,820
Foot Locker	5,040	328,054
†Francesca’s Holdings	3,496	60,865
GameStop Class A	8,491	238,088
Gap	5,548	137,036
†Genesco	1,601	90,985
GNC Holdings	6,414	198,962
Group 1 Automotive	1,931	146,177
Guess	5,646	106,596
Haverty Furniture	1,870	40,093
†Hibbett Sports	1,445	43,697
Home Depot	11,092	1,466,917
Kirkland’s	1,522	22,069
L Brands	1,942	186,082
Lithia Motors Class A	1,873	199,793
Lowe’s	8,733	664,057
†MarineMax	1,717	31,627
Men’s Wearhouse	3,530	51,820
†Michaels	4,160	91,978
Monro Muffler Brake	1,862	123,302
†Murphy USA	4,263	258,935
†Office Depot	29,000	163,560
†O’Reilly Automotive	1,041	263,810

LVIP Dimensional U.S. Core Equity 2 Fund–25

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
Outerwall	714	$26,090
Penske Automotive Group	7,643	323,605
†Pep Boys-Manny Moe & Jack	4,889	90,006
Pier 1 Imports	4,414	22,467
Rent-A-Center	4,820	72,155
†Restoration Hardware Holdings	1,926	153,021
Ross Stores	4,232	227,724
†Sally Beauty Holdings	3,951	110,193
†Select Comfort	4,759	101,890
Shoe Carnival	2,779	64,473
Signet Jewelers	2,416	298,835
Sonic Automotive Class A	3,777	85,965
†Sportsman’s Warehouse Holdings	1,747	22,536
Stage Stores	2,878	26,219
Staples	12,399	117,419
Stein Mart	2,840	19,113
†Systemax	1,538	13,227
Tiffany	4,442	338,880
TJX	6,177	438,011
Tractor Supply	1,809	154,669
†Ulta Salon Cosmetics & Fragrance	671	124,135
†Urban Outfitters	7,951	180,885
†Vitamin Shoppe	2,465	80,605
†West Marine	1,342	11,394
Williams-Sonoma	1,572	91,821
Winmark	403	37,483
†Zumiez	2,545	38,480

		12,636,418

Technology Hardware, Storage & Peripherals–3.10%
Apple	87,237	9,182,567
†Avid Technology	3,887	28,336
†Cray	1,200	38,940
Diebold	4,466	134,382
†Electronics For Imaging	3,107	145,221
EMC	40,541	1,041,093
Hewlett Packard Enterprise	49,495	752,324
HP	42,614	504,550
†Imation	2,989	4,095
Lexmark International Class A	5,845	189,670
†NCR	5,542	135,557
NetApp	7,818	207,412
†QLogic	5,955	72,651
SanDisk	2,380	180,856
Seagate Technology	4,482	164,310
†Super Micro Computer	3,583	87,819
Western Digital	4,548	273,107

		13,142,890

Textiles, Apparel & Luxury Goods–0.91%
Carter’s	2,576	229,341
Coach	7,860	257,258

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
Columbia Sportswear	3,052	$148,816
†Crocs	5,740	58,778
Culp	857	21,828
†Deckers Outdoor	1,734	81,845
†Fossil Group	3,117	113,958
†G-III Apparel Group	2,800	123,928
Hanesbrands	5,334	156,980
†Iconix Brand Group	4,351	29,717
†Kate Spade	2,667	47,393
†lululemon athletica	1,381	72,461
†Madden (Steven)	4,201	126,954
†Michael Kors Holdings	7,383	295,763
Movado Group	1,588	40,827
NIKE Class B	9,828	614,250
Oxford Industries	1,402	89,476
†Perry Ellis International	1,517	27,943
PVH	2,701	198,929
Ralph Lauren	1,656	184,611
†Skechers U.S.A. Class A	14,033	423,937
†Tumi Holdings	3,235	53,798
†Under Armour Class A	1,499	120,834
†Unifi	2,129	59,931
†Vera Bradley	184	2,900
VF	2,794	173,927
Wolverine World Wide	6,171	103,117

		3,859,500

Thrifts & Mortgage Finance–0.53%
Astoria Financial	7,927	125,643
Bank Mutual	3,078	24,008
BankFinancial	1,093	13,805
†Beneficial Bancorp	4,148	55,251
†BofI Holding	5,452	114,765
Brookline Bancorp	6,566	75,509
Capitol Federal Financial	11,236	141,124
Charter Financial	652	8,613
Clifton Bancorp	1,283	18,398
Dime Community Bancshares	2,814	49,217
EverBank Financial	7,313	116,862
Federal Agricultural Mortgage Class C	554	17,490
First Defiance Financial	445	16,812
†Flagstar Bancorp	2,553	59,000
†HomeStreet	1,703	36,972
Kearny Financial	1,184	15,001
†LendingTree	300	26,784
Meridian Bancorp	2,076	29,272
Meta Financial Group	500	22,965
†MGIC Investment	3,265	28,830
New York Community Bancorp	9,517	155,317
†NMI Holdings Class A	4,862	32,916
Northfield Bancorp	3,669	58,410
Northwest Bancshares	8,607	115,248

LVIP Dimensional U.S. Core Equity 2 Fund–26

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
OceanFirst Financial	1,255	$25,138
Oritani Financial	4,301	70,967
†PennyMac Financial Services Class A	471	7,235
†PHH	4,689	75,962
Provident Financial Services	5,503	110,885
Radian Group	2,073	27,757
Territorial Bancorp	299	8,294
TFS Financial	7,910	148,945
TrustCo Bank	8,844	54,302
United Community Financial	2,433	14,355
United Financial Bancorp	2,907	37,442
†Walker & Dunlop	1,799	51,829
Washington Federal	7,762	184,968
Waterstone Financial	984	13,874
WSFS Financial	1,365	44,171

		2,234,336

Tobacco–0.59%
†Alliance One International	554	6,354
Altria Group	16,312	949,522
Philip Morris International	10,522	924,989
Reynolds American	8,872	409,443
Universal	2,056	115,300
Vector Group	4,753	112,123

		2,517,731

Trading Companies & Distributors–0.62%
Air Lease	7,640	255,787
Applied Industrial Technologies	2,478	100,334
†Beacon Roofing Supply	3,118	128,399
†CAI International	1,223	12,328
†DXP Enterprises	500	11,400
Fastenal	3,499	142,829
GATX	3,991	169,817
Grainger (W.W.)	2,365	479,125
H&E Equipment Services	2,845	49,731
†HD Supply Holdings	2,184	65,586
Kaman	2,612	106,596
†MRC Global	5,251	67,738
MSC Industrial Direct	3,300	185,691
†Rush Enterprises Class A	2,741	60,000
†Rush Enterprises Class B	1,223	26,784
†TAL International Group	3,138	49,894
Textainer Group Holdings	1,155	16,297
†United Rentals	4,397	318,958

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†Veritiv	492	$17,820
Watsco	2,109	247,027
†WESCO International	2,662	116,276
†Willis Lease Finance	616	12,382

		2,640,799

Transportation Infrastructure–0.02%
†Wesco Aircraft Holdings	5,108	61,143

		61,143

Water Utilities–0.12%
American States Water	2,302	96,569
American Water Works	1,904	113,764
Aqua America	4,882	145,484
California Water Service Group	2,902	67,530
Connecticut Water Service	380	14,444
Middlesex Water	900	23,886
SJW	1,496	44,356
York Water	500	12,470

		518,503

Wireless Telecommunication Services–0.19%
†Boingo Wireless	459	3,039
†SBA Communications Class A	1,282	134,700
Shenandoah Telecommunications	2,908	125,189
Spok Holdings	803	14,711
†Sprint	23,025	83,351
Telephone & Data Systems	6,226	161,191
†T-Mobile U.S.	6,227	243,600
†United States Cellular	1,263	51,543

		817,324

Total Common Stock (Cost $448,679,281)		421,745,251

MONEY MARKET FUND–0.69%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	2,950,281	2,950,281

Total Money Market Fund (Cost $2,950,530)		2,950,281

LVIP Dimensional U.S. Core Equity 2 Fund–27

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.15% (Cost $451,629,811)	$424,695,532
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(651,079)

NET ASSETS APPLICABLE TO 45,292,356 SHARES OUTSTANDING–100.00%	$424,044,453

NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($420,356,868 / 44,898,554 Shares)	$9.362
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($3,687,585 / 393,802 Shares)	$9.364

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$451,097,033
Accumulated net realized loss on investments	(118,301)
Net unrealized depreciation of investments	(26,934,279)

Total net assets	$424,044,453

†	Non-income producing for the period.

«	Includes $1,359,282 payable for securities purchased, $175 payable for fund shares redeemed, and $155,114 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $423,239, which represents 0.10% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–28

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Operations

May 1, 2015* to December 31, 2015

INVESTMENT INCOME:
Dividends	$5,167,483
Foreign tax withheld	(1,158)

5,166,325

EXPENSES:
Management fees	1,983,630
Accounting and administration expenses	62,890
Professional fees	33,505
Reports and statements to shareholders	10,450
Custodian fees	8,609
Pricing fees	4,806
Distribution fees-Service Class	3,130
Trustees’ fees and expenses	2,536
Other	362

2,109,918
Less management fees waived	(809,040)

Total operating expenses	1,300,878

NET INVESTMENT INCOME	3,865,447

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	1,004,077
Futures contracts	149,035

Net realized gain	1,153,112

Net change in unrealized appreciation (depreciation) of investments	(26,934,279)

NET REALIZED AND UNREALIZED LOSS	(25,781,167)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,915,720)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund

Statement of Changes in Net Assets

5/1/15*
to
12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,865,447
Net realized gain	1,153,112
Net change in unrealized appreciation (depreciation)	(26,934,279)

Net decrease in net assets resulting from operations	(21,915,720)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,850,926)
Service Class	(25,214)
Net realized gain:
Standard Class	(1,289,681)
Service Class	(10,903)
Return of capital:
Standard Class	(52,974)
Service Class	(46)

(5,229,744)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	464,079,351
Service Class	5,729,539
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	5,193,581
Service Class	36,163

475,038,634

Cost of shares redeemed:
Standard Class	(21,990,024)
Service Class	(1,858,693)

(23,848,717)

Increase in net assets derived from capital share transactions	451,189,917

NET INCREASE IN NET ASSETS	424,044,453
NET ASSETS:
Beginning of period	—

End of period	$424,044,453

Undistributed net investment income	$—

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–29

LVIP Dimensional U.S. Core Equity 2 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP Dimensional U.S. Core Equity 2 Fund
	Standard Class 5/1/15[1] to 12/31/15	Service Class 5/1/15[1] to 12/31/15
Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.092	0.075
Net realized and unrealized loss	(0.611)	(0.609)

Total from investment operations	(0.519)	(0.534)

Less dividends and distributions from:
Net investment income	(0.088)	(0.071)
Net realized gain	(0.031)	(0.031)
Return of capital[3]	—	—

Total dividends and distributions	(0.119)	(0.102)

Net asset value, end of period	$9.362	$9.364

Total return[4]	(5.21% )	(5.36% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$420,357	$3,687
Ratio of expenses to average net assets	0.47%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	1.01%
Ratio of net investment income to average net assets	1.41%	1.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.12%	0.87%
Portfolio turnover	103%	103%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $52,974 and $46 were made by the Fund’s Standard Class and Service Class, respectively, which calculated to be de minimus amounts of $0.000 and $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–30

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed tax positions expected to be taken on the Fund’s federal income tax return for the open tax year December 31, 2015. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period ended May 1, 2015* through December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Dimensional U.S. Core Equity 2 Fund–31

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2015* through December 31, 2015.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.72% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.29% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and the LIAC.

LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the the Fund’s annual operating expenses exceed 0.53% of the average daily net assets for the Standard Class and 0.78% for the Service Class. The agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and the LIAC. During the period ended May 1, 2015* through December 31, 2015, LIAC voluntarily waived $10,078 to offset certain costs in connection with the Fund’s commencement of operations, which is included in “Less management fees waived” on the Statement of Operations.

Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the sub-adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2015* through December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$10,025
Legal	2,835

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $31 for the period May 1, 2015* through December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$154,373
Distribution fees payable to LFD	741

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

* Date of commencement of operations.

3. Investments

For the period May 1, 2015* through December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$869,652,902
Sales	423,099,319

LVIP Dimensional U.S. Core Equity 2 Fund–32

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$451,629,815

Aggregate unrealized appreciation	$21,111,200
Aggregate unrealized depreciation	(48,045,483)

Net unrealized depreciation	$(26,934,283)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
Aerospace & Defense	$9,922,006	$—	$9,922,006
Air Freight & Logistics	2,298,279	—	2,298,279
Airlines	4,235,415	—	4,235,415
Auto Components	4,044,838	—	4,044,838
Automobiles	3,087,279	—	3,087,279
Banks	30,584,222	83,410	30,667,632
Beverages	4,647,931	—	4,647,931
Biotechnology	7,147,849	—	7,147,849
Building Products	2,656,478	—	2,656,478
Capital Markets	8,557,653	—	8,557,653
Chemicals	9,831,815	—	9,831,815
Commercial Services & Supplies	6,489,737	—	6,489,737
Communications Equipment	6,698,364	—	6,698,364
Construction & Engineering	2,510,861	—	2,510,861
Construction Materials	800,309	—	800,309
Consumer Finance	5,212,938	—	5,212,938
Containers & Packaging	3,263,338	—	3,263,338
Distributors	1,071,196	—	1,071,196
Diversified Consumer Services	2,003,840	—	2,003,840
Diversified Financial Services	3,852,666	—	3,852,666
Diversified Telecommunication Services	9,884,187	—	9,884,187
Electric Utilities	3,841,344	—	3,841,344
Electrical Equipment	2,909,506	—	2,909,506
Electronic Equipment, Instruments & Components	7,344,229	—	7,344,229
Energy Equipment & Services	6,972,566	—	6,972,566
Food & Staples Retailing	8,617,413	—	8,617,413
Food Products	8,943,410	—	8,943,410

LVIP Dimensional U.S. Core Equity 2 Fund–33

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Gas Utilities	$1,887,325	$—	$1,887,325
Health Care Equipment & Supplies	9,160,603	11,858	9,172,461
Health Care Providers & Services	14,143,225	—	14,143,225
Health Care Technology	941,894	—	941,894
Hotels, Restaurants & Leisure	9,995,150	—	9,995,150
Household Durables	4,568,207	—	4,568,207
Household Products	5,444,524	—	5,444,524
Independent Power & Renewable Electricity Producers	625,356	—	625,356
Industrial Conglomerates	4,720,180	—	4,720,180
Insurance	18,561,241	327,971	18,889,212
Internet & Catalog Retail	4,972,225	—	4,972,225
Internet Software & Services	7,901,091	—	7,901,091
IT Services	12,670,058	—	12,670,058
Leisure Products	1,146,012	—	1,146,012
Life Sciences Tools & Services	2,923,417	—	2,923,417
Machinery	13,201,623	—	13,201,623
Marine	431,767	—	431,767
Media	13,837,527	—	13,837,527
Metals & Mining	3,013,194	—	3,013,194
Multiline Retail	2,886,406	—	2,886,406
Multi-Utilities	2,477,500	—	2,477,500
Oil, Gas & Consumable Fuels	24,484,201	—	24,484,201
Paper & Forest Products	1,691,128	—	1,691,128
Personal Products	1,002,281	—	1,002,281
Pharmaceuticals	14,415,512	—	14,415,512
Professional Services	3,248,644	—	3,248,644
Real Estate Management & Development	1,536,763	—	1,536,763
Road & Rail	6,552,545	—	6,552,545
Semiconductors & Semiconductor Equipment	13,524,983	—	13,524,983
Software	13,499,117	—	13,499,117
Specialty Retail	12,636,418	—	12,636,418
Technology Hardware, Storage & Peripherals	13,142,890	—	13,142,890
Textiles, Apparel & Luxury Goods	3,859,500	—	3,859,500
Thrifts & Mortgage Finance	2,234,336	—	2,234,336
Tobacco	2,517,731	—	2,517,731
Trading Companies & Distributors	2,640,799	—	2,640,799
Transportation Infrastructure	61,143	—	61,143
Water Utilities	518,503	—	518,503
Wireless Telecommunication Services	817,324	—	817,324
Money Market Fund	2,950,281	—	2,950,281

Total	$424,272,293	$423,239	$424,695,532

There were no Level 3 securities at the end of the period.

During the period May 1, 2015* through December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

LVIP Dimensional U.S. Core Equity 2 Fund–34

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2015* through December 31, 2015 was as follows:

5/1/15* to 12/31/15
Ordinary income	$5,102,367
Long-term capital gains	74,357
Return of capital	53,020

Total	$5,229,744

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$451,097,033
Qualified late year capital losses deferred	(118,297)
Net unrealized depreciation	(26,934,283)

Net assets	$424,044,453

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

Qualified late year capital losses represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the first day following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatement of passive foreign investment companies, redesignation of dividends and distributions and disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$10,693	$29,171	$(39,864)

LVIP Dimensional U.S. Core Equity 2 Fund–35

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

5/1/15* to 12/31/15
Shares sold:
Standard Class	46,599,995
Service Class	587,670
Shares issued upon reinvestment of dividends and distributions:
Standard Class	547,789
Service Class	3,813

47,739,267

Shares redeemed:
Standard Class	(2,249,230)
Service Class	(197,681)

(2,446,911)

Net increase	45,292,356

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were outstanding at December 31, 2015.

The effect of derivative instruments on the Statement of Operation for the period May 1, 2015* through December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$149,035	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2015* through December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2015* through December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$67,964	$—

* Date of commencement of operations.

LVIP Dimensional U.S. Core Equity 2 Fund–36

LVIP Dimensional U.S. Core Equity 2 Fund

Notes to Financial Statements (continued)

8. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the period May 1, 2015* through December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities. Illiquid securities are identified on the Statement of Net Assets.

* Date of commencement of operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund–37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Dimensional U.S. Core Equity 2 Fund

We have audited the accompanying statement of net assets of the LVIP Dimensional U.S. Core Equity 2 Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Dimensional U.S. Core Equity 2 Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Dimensional U.S. Core Equity 2 Fund–38

LVIP Dimensional U.S. Core Equity 2 Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2015* through December 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
1.42%	97.57%	1.01%	100.00%

*Date of commencement of operations.

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

LVIP Dimensional U.S. Core Equity 2 Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Dimensional Core Equity 2 Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Dimensional Core Equity 2 Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Dimensional Core Equity 2 Fund–42

LVIP Franklin Mutual Shares VIP Managed Volatility Fund (formerly LVIP Franklin Mutual Shares VIP RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Franklin Mutual Shares VIP

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (7.72%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index1 returned 1.38% during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index2, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index3 lost (0.81%) and the MSCI Emerging Market Index4 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield5, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 posted total returns of 0.55% during the year.

The Fund invests in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. 2015 was a slightly positive year for large cap equities and experienced periods of time of higher volatility. During these periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. At points during 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015, a year which saw positive returns for U.S. large cap stocks.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Frankin Mutual Shares VIP Fund 2015 Annual Commentary (“Underlying Fund”)

U.S. economic growth slowed in 2015’s first quarter but strengthened in 2015’s second quarter amid healthy consumer spending. The third quarter was less robust as exports slowed and state and local governments reduced their spending. At its December meeting, the U.S. Federal Reserve (Fed) increased its target range for the federal funds rate to 0.25%–0.50%, as policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. Furthermore, the Fed raised its forecast for 2016 U.S. economic growth and lowered its unemployment projection. Despite periods of volatility, the broad U.S. stock market, as measured by the S&P 500® Index, generated a modest positive total return for 2015.

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index7, stocks in global developed markets overall were down slightly for the year despite some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–1

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

2015 Annual Report Commentary (unaudited) (continued)

uncertainty over the Fed’s timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range, alleviating some uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to increased global supply that exceeded demand. Gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

In Europe, U.K. economic growth slowed in the third quarter following slight second-quarter growth spurred by the service sector. The eurozone generally benefited during the period from lower oil prices, a weaker euro that supported exports, the European Central Bank’s (ECB’s) accommodative policy and expectations of further ECB stimulus. Although the eurozone’s annual inflation rate declined early in the period, it rose slightly during the rest of the period. The ECB maintained its benchmark interest rates although it reduced its bank deposit rate in December, seeking to boost the region’s slowing growth.

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Underlying Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Underlying Fund’s currency exposure when we deem it advantageous for our shareholders.

During the 12 months under review, stocks in most global markets declined after a three-year ascent. Globally, several major central banks became more accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and countries. To drive further growth, an increasing number of companies looked to acquisitions, taking advantage of low interest rates to finance deals. In this environment, we saw a number of opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding China and other emerging markets, global commodity prices, U.S. monetary policy divergence and geopolitical events. However, with the support of global quantitative easing, many corporations have been able to build strong balance sheets, focus intensely on improving efficiency, maintain historically high margins and return a significant amount of capital to shareholders.

Merger and acquisition (M&A) activity accelerated in the past 12 months, helping to support valuations. Deal volumes reached historical highs and regulators globally increased their scrutiny of potential negative effects of high concentration. We seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market for us to find compelling new opportunities. Low interest rates have kept credit widely available, and we saw few actual bankruptcies. Increased stress in high yield markets, particularly in energy credit, has expanded the potential opportunity set for us. For non-energy firms, costs of credit are climbing and these “stressed” credits are starting to look attractive. Within energy, declining commodity prices increased financial pressures for a growing number of issuers. At year-end, a record level of crude oil inventories and insistence by Saudi Arabia that it will not reduce production provide little reason to expect a quick recovery in crude oil prices, implying to us an increased likelihood of new investment opportunities in energy sector debt.

Turning to Underlying Fund performance, top contributors included multinational software company Microsoft and pharmaceutical companies Hospira and Eli Lilly & Co.

Shares of Microsoft rose as earnings improved and the company’s cloud computing services gained momentum. In April and October, Microsoft’s quarterly earnings exceeded consensus estimates despite a challenging environment for personal computer sales. Revenue outperformance and cost controls helped drive the solid results, highlighted by the strong performance of Microsoft’s cloud computing operations, which include Azure and Office365. We believe Microsoft’s cloud computing business has the potential to grow and become increasingly profitable as technology users become more comfortable relying on cloud infrastructure and applications. Supporting this belief were the company’s assertions that the growth in Office365 subscriptions began to fully offset the decline in transactional, one-time license purchases. October’s quarterly results also showed strength in the adoption of Microsoft’s new Windows 10 operating system.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars — drugs highly similar to medications licensed by other firms. Shares rose sharply in

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–2

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

2015 Annual Report Commentary (continued)

early February following the announcement that Pfizer had reached an agreement to acquire Hospira. We believed the deal, which closed in early September, made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive high-growth generics market, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry.

U.S.-based Eli Lilly & Co. performed well in 2015 as the market, in our view, gained more appreciation for the company’s strong research and development capabilities and deep pipeline. Driving the increased appreciation was Eli Lilly’s substantial progress during the year on several new product approvals including an oncology compound, regulatory submissions including for a psoriasis treatment and positive late-stage data disclosures including a drug for rheumatoid arthritis. Also, in September, Eli Lilly and drugmaker Boehringer Ingelheim (a private company) announced that their jointly owned diabetes drug significantly reduced cardiovascular risk. Eli Lilly’s 2015 operating performance was also strong as the company raised its earnings guidance in July and reported solid sales performance and profit margin progress in October. We believe Eli Lilly has many attractive assets targeting end markets with high unmet medical needs that, in our assessment, position its business to generate strong long-term revenues and free cash flows.

During the period under review, Underlying Fund investments that negatively affected performance included utility Texas Competitive Electric Holdings (TCEH), Marathon Oil and natural resources company Freeport McMoRan.

The value of our TCEH debt holdings declined in 2015 due to lower natural gas and coal prices that reduced the market rates for the company’s electricity sales. Notably, in early December, natural gas retreated to its lowest price in over a decade. TCEH is a unit of Energy Future Holdings, the largest power company in Texas, which filed for bankruptcy in 2014 after defaulting on debt associated with a $45 billion leveraged buyout of the company in 2007, just as energy prices began to decline. The company intends to emerge from bankruptcy in 2016 with less leverage on its balance sheet.

Marathon Oil’s stock price closely followed the decline in crude oil. In October, Marathon Oil announced a dividend cut, a move that preserves capital and puts the company’s capital allocation policies more in line with its exploration and production peer group, in our analysis. We believed this move could allow for a smaller reduction in capital spending and a corresponding improvement in its production profile, which we welcomed given the returns available from the company’s resource base. The company also announced a significant reduction in its deepwater exploration program, an action we viewed favorably given the program’s lackluster returns in recent years. We continued to believe that Marathon Oil’s relatively low-cost assets would enable it to weather the current downturn with the potential to generate strong returns if the environment improves.

Shares of Freeport McMoRan were primarily affected by steeply falling commodity prices in 2015, such as for copper, crude oil and natural gas. Investor uncertainty regarding the company’s negotiations with Indonesia’s government also hurt the stock price. The two sides agreed to a six-month export permit extension in late July, but other important matters remained outstanding at year-end, including every-other-year negotiations of a labor contract and the long-term operating rights and investment plans of the company’s Indonesia unit. The company took steps to strengthen its financial position, including a significant cut in its 2016–2017 capital investment budget, the suspension of its dividend and an agreement with creditors to ease covenants on a $4 billon term loan, announced in December.

During the period, the Underlying Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Underlying Fund’s performance during the period, and the futures had a largely neutral impact.

Growth of $10,000 invested 1/2/14 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Mutual Shares VIP Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,662 for the Standard Class shares and to $9,596 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,526. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–3

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	–	7.72%
Inception (1/2/14)	–	1.71%
Service Class Shares
One Year	–	8.03%
Inception (1/2/14)	–	2.05%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

3.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

6.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

7.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–4

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Disclosure

      OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$914.80	0.05%	$0.24
Service Class Shares	1,000.00	913.30	0.40%	1.93

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.95	0.05%	$0.26
Service Class Shares	1,000.00	1,023.19	0.40%	2.04

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–5

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets
Investment Companies	99.17%
Equity Fund	93.12%
Money Market Fund	6.05%
Total Value of Securities	99.17%
Receivables and Other Assets Net of Liabilities	0.83%
Total Net Assets	100.00%

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–6

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Statement of Net Assets

December 31, 2015

Number of Shares		Value (U.S. $)

INVESTMENT COMPANIES–99.17%
Equity Fund–93.12%
✢ Franklin Templeton Variable Insurance Products Trust–Mutual Shares VIP Fund	8,612,772	$167,776,803

		167,776,803

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.05%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	10,908,575	$10,908,575

		10,908,575

Total Investment Companies (Cost $200,317,465)		178,685,378

TOTAL VALUE OF SECURITIES–99.17% (Cost $200,317,465)	178,685,378
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.83%	1,489,996

NET ASSETS APPLICABLE TO 19,453,762 SHARES OUTSTANDING–100.00%	$180,175,374

NET ASSET VALUE PER SHARE–LVIP FRANKLIN MUTUAL SHARES VIP MANAGED VOLATILITY FUND STANDARD CLASS ($31,420 / 3,394 Shares)	$9.258

NET ASSET VALUE PER SHARE–LVIP FRANKLIN MUTUAL SHARES VIP MANAGED VOLATILITY FUND SERVICE CLASS ($180,143,954 / 19,450,368 Shares)	$9.262

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$199,380,300
Undistributed net investment income	14,249
Accumulated net realized gain on investments	2,746,463
Net unrealized depreciation of investments and derivatives	(21,965,638)

Total net assets	$180,175,374

✢ Class 1 shares.

«

Includes $2,863,879 cash collateral held at broker for futures contracts, $931,342 foreign currencies collateral due to broker for futures contracts, $52,312 due to manager and affiliates, $6,468 reimbursement from Lincoln Investment Advisors Corporation, $188,488 payable for investment companies shares purchased and $102,879 payable for fund shares redeemed as of December 31, 2015.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(16)	British Pound Currency	$(1,498,146)	$(1,473,400)	3/15/16	$24,746
(161)	E-mini S&P 500 Index	(16,141,772)	(16,384,970)	3/19/16	(243,198)
(22)	E-mini S&P MidCap 400 Index	(3,021,156)	(3,065,700)	3/19/16	(44,544)
(17)	Euro Currency	(2,332,253)	(2,313,275)	3/15/16	18,978
(65)	Euro STOXX 50 Index	(2,293,345)	(2,318,257)	3/21/16	(24,912)
(16)	FTSE 100 Index	(1,421,769)	(1,461,984)	3/21/16	(40,215)
(17)	Japanese Yen Currency	(1,760,781)	(1,770,656)	3/15/16	(9,875)
(11)	Nikkei 225 Index (OSE)	(1,726,983)	(1,741,514)	3/11/16	(14,531)

					$(333,551)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–7

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Statement of Net Assets (continued)

1See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–8

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from investment companies	$4,834,681

EXPENSES:
Management fees	884,598
Distribution fees-Service Class	476,206
Accounting and administration expenses	85,553
Professional fees	21,775
Reports and statements to shareholders	12,225
Consulting fees	3,617
Trustees’ fees and expenses	2,609
Custodian fees	2,544
Pricing fees	200
Other	396

1,489,723
Less management fees waived	(884,598)
Less expenses reimbursed	(60,873)

Total operating expenses	544,252

NET INVESTMENT INCOME	4,290,429

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	9,733,916
Sale of investments in investment companies	(594,915)
Foreign currencies	14,343
Futures contracts	(4,926,281)

Net realized gain	4,227,063

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	(22,151,716)
Futures contracts	(136,887)

Net change in unrealized appreciation (depreciation)	(22,288,603)

NET REALIZED AND UNREALIZED LOSS	(18,061,540)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,771,111)

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,290,429	$1,058,217
Net realized gain (loss)	4,227,063	(1,466,257)
Net change in unrealized appreciation (depreciation)	(22,288,603)	322,965

Net decrease in net assets resulting from operations	(13,771,111)	(85,075)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(865)	(451)
Service Class	(4,291,857)	(1,060,145)

	(4,292,722)	(1,060,596)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,265	120,191
Service Class	126,102,053	107,116,501
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	865	451
Service Class	4,291,857	1,060,145

	130,409,040	108,297,288

Cost of shares redeemed:
Standard Class	(9,988)	(95,303)
Service Class	(25,868,973)	(13,347,186)

	(25,878,961)	(13,442,489)

Increase in net assets derived from capital share transactions	104,530,079	94,854,799

NET INCREASE IN NET ASSETS	86,466,246	93,709,128
NET ASSETS:
Beginning of year	93,709,128	—

End of year	$180,175,374	$93,709,128

Undistributed net investment income	$14,249	$2,199

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–9

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14
Net asset value, beginning of period	$10.315	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.356	0.292
Net realized and unrealized gain (loss)	(1.151)	0.179

Total from investment operations	(0.795)	0.471

Less dividends and distributions from:
Net investment income	(0.262)	(0.156)

Total dividends and distributions	(0.262)	(0.156)

Net asset value, end of period	$9.258	$10.315

Total return[3]	(7.72% )	4.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31	$30
Ratio of expenses to average net assets[4]	0.05%	0.05%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly[4]	0.74%	0.81%
Ratio of net investment income to average net assets	3.49%	2.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.79%	2.08%
Portfolio turnover	11%	15%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–10

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14
Net asset value, beginning of period	$10.316	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.318	0.261
Net realized and unrealized gain (loss)	(1.146)	0.173

Total from investment operations	(0.828)	0.434

Less dividends and distributions from:
Net investment income	(0.226)	(0.118)

Total dividends and distributions	(0.226)	(0.118)

Net asset value, end of period	$9.262	$10.316

Total return[3]	(8.03% )	4.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$180,144	$93,679
Ratio of expenses to average net assets[4]	0.40%	0.40%
Ratio of expenses to average net assets prior to expenses waived/ reimbursed and expense paid indirectly[4]	1.09%	1.16%
Ratio of net investment income to average net assets	3.14%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.44%	1.73%
Portfolio turnover	11%	15%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–11

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Mutual Shares VIP Managed Volatility Fund (formerly LVIP Franklin Mutual Shares VIP RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Mutual Shares VIP Fund, a series of Franklin Templeton Variable Insurance Products Trust (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Mutual Shares VIP Fund, which is advised by an unaffiliated adviser, invests primarily in U.S. and foreign stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax year (December 31, 2014-December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–12

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.65% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.05% of average daily net assets for the Standard Class and 0.40% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$5,470
Legal	1,532

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,661 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,765 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$6,468
Distribution fees payable to LFD	52,312

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 30.75% of the Fund’s Standard Class shares.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–13

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Purchases	$116,433,640
Sales	13,887,243

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$201,090,196

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(22,404,818)

Net unrealized depreciation	$(22,404,818)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$178,685,378

Futures Contracts	$(333,551)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period January 2, 2014* through December 31, 2014 was as follows:

		1/2/14*
	Year Ended	to
	12/31/15	12/31/14
Ordinary income	$4,292,722	$1,060,596

* Date of commencement of operations.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–14

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$199,380,300
Undistributed ordinary income	14,249
Undistributed long-term capital gains	3,200,174
Net unrealized depreciation	(22,419,349)

Net assets	$180,175,374

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain
$14,343	$(14,343)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During the fiscal year 2015, the Fund utilized $689,146 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

		1/2/14*
	Year Ended	to
	12/31/15	12/31/14
Shares sold:
Standard Class	1,342	11,889
Service Class	12,419,744	10,254,491
Shares issued upon reinvestment of dividends and distributions:
Standard Class	93	44
Service Class	461,484	101,928

	12,882,663	10,368,352

Shares redeemed:
Standard Class	(973)	(9,002)
Service Class	(2,511,743)	(1,275,536)

	(2,512,716)	(1,284,538)

Net increase	10,369,947	9,083,814

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–15

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(367,400)
Currency contracts (Futures contracts)	Receivables and other assets net of liabilities	43,724	Receivables and other assets net of liabilities	(9,875)

Total		$43,724		$(377,275)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,021,981)	$(170,736)
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	95,700	33,849

Total		$(4,926,281)	$(136,887)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$4,605,765	$10,532,186

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal to change the Fund’s name, investment strategies and risks. Effective on February 8, 2016, the Fund’s name will be LVIP Franklin Templeton Value Managed Volatility Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP Franklin Mutual Shares VIP Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Franklin Mutual Shares VIP Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–17

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Other Fund Information (unaudited)

For the year ended December 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

* Date of commencement of operations.

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Large Core Value funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–18

LVIP Franklin Mutual Shares VIP Managed Volatility Fund

Other Fund Information (continued)

Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was the same as the median management fee of the Morningstar expense group without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Franklin Mutual Shares VIP Managed Volatility Fund–22

LVIP Franklin Templeton Multi-Asset Opportunities Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Franklin Templeton Multi-Asset Opportunities Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Multi-Asset Opportunities Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (2.76%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Franklin Multi-Asset Opportunities Composite1, returned (2.07%); and its broad-based benchmark index, the MSCI All-Country World Index (net dividends)2, returned (2.36%).

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index3, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions between Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat as the Fed increased its federal funds target range after maintaining a near-zero rate for seven years, ending the uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

The equity and fixed income allocations benefited relative results, while the alternatives positions dampened volatility yet slightly detracted from performance. As of period-end, the portfolio allocation was: 62% equity, 27% fixed income, 8% alternatives and 3% cash.

Equity

The 62% equity allocation remained toward the higher end of the portfolio’s allowable range of 35%–80%. This weighting, while largely unchanged from the beginning of the period, reflected a continued favorable but cautious forward-looking view of equities relative to other asset classes. The equity allocation performed in line with the return of its equity benchmark, the MSCI All-Country World Index.

The equity allocation comprised a number of different strategies and styles. Among non-U.S. funds within the portfolio’s equity sleeve, WisdomTree Japan Hedged Equity Fund, WisdomTree Europe Hedged Equity Fund and Franklin Mutual Global Discovery Fund contributed to relative performance, but are no longer held at year end. Conversely, Franklin Mutual European Fund detracted from relative results as European equities weakened into year-end. In addition, the Templeton global equity strategy weighed on overall equity performance.

Within the U.S. equities component, three funds performed better than the MSCI All-Country World Index benchmark and lifted overall relative results in the equity sleeve. These strategies included Franklin Growth Fund, Franklin Focused Core Equity Fund (the portfolio’s largest domestic fund holding) and Franklin Growth Opportunities Fund. However, Franklin Rising Dividends Fund weighed on relative returns as its value bias remained out of favor during most of 2015. This strategy was sold from the portfolio during the review period.

The portfolio’s positioning in U.S. real estate investment trusts benefited relative performance. The portfolio’s real estate investment strategy continued to emphasize higher quality stocks of companies that tend to generate enough cash flow to comfortably cover their dividends.

Fixed Income

The portfolio’s fixed income weighting ended the quarter at 27%, in the lower end of the allowable allocation range of 10%–50%. The fixed income allocation performed in line with the return of its fixed income benchmark, the Barclays Multiverse Index.

The fixed income portion of the portfolio held a lower duration profile and higher coupon than its benchmark and was implemented through a mix of strategies. On a relative basis, Templeton Global Bond Fund (the largest fixed income weighting as of year-end), Franklin Total Return Fund and Franklin U.S. Government Securities Fund benefited relative performance. In contrast, Franklin High Income Fund and Franklin Strategic Income Fund weighed on relative results due to subinvestment-grade corporate debt.

Alternatives

At period-end, 8% of the portfolio was invested in alternatives, comprising two risk premia strategies. The alternatives allocation remained relatively unchanged at just above the strategy’s alternative allocation range of 0%–15%. Overall, the alternatives strategy detracted from relative performance.

Within the alternatives component, Barclays Trendstar+ and Sgi Vi Smart Beta detracted from performance. As volatility began to increase late in the portfolio’s fiscal year, the risk premia strategy reduced portfolio volatility. We continued to hold these strategies as a potential hedge against ongoing volatility and potential equity downturns.

Thomas Nelson, CFA

Franklin Advisers, Inc.

John Brooks Ritchey, Jr.

K2/D&S Management Co., L.L.C.

Peter Nori, CFA

Templeton Investment Counsel, LLC

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–1

LVIP Franklin Templeton Multi-Asset Opportunities Fund

2015 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,832 for the Standard Class Shares and to $9,792 for the Service Class shares. For comparison, look at how the Franklin Multi-Asset Opportunities Composite and MSCI ACWI Index (net dividends) did over the same period. The same $10,000 investment would have decreased to $9,842 and $9,966, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 2.76%

Inception (5/1/14)	– 1.01%

Service Class Shares

One Year	– 3.00%

Inception (5/1/14)	– 1.25%

1.

The Franklin Multi-Asset Opportunities Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s advisor. The Multi-Asset Opportunities Composite is constructed as follows: 25% Barclays Multiverse, 15% Citigroup 90 day T-Bill Index, and 60% MSCI ACWI Index (net dividends).

2.

The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that measures large and mid-cap equity performance across 23 developed-market countries.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–2

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$956.00	0.57%	$2.81
Service Class Shares	1,000.00	954.80	0.82%	4.04

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.33	0.57%	$2.91
Service Class Shares	1,000.00	1,021.07	0.82%	4.18

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Franklin Templeton Multi-Asset Opportunities Fund–3

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2015

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	27.04%

U.S. Markets	13.02%
Aerospace & Defense	0.14%
Air Freight & Logistics	0.11%
Automobiles	0.17%
Banks	0.97%
Biotechnology	0.71%
Capital Markets	0.22%
Communications Equipment	0.11%
Consumer Finance	0.26%
Diversified Financial Services	0.16%
Electronic Equipment, Instruments & Components	0.12%
Energy Equipment & Services	0.41%
Food & Staples Retailing	0.37%
Health Care Equipment & Supplies	0.24%
Insurance	0.27%
Internet Software & Services	0.33%
Machinery	0.21%
Media	0.70%
Metals & Mining	0.08%
Multiline Retail	0.16%
Oil, Gas & Consumable Fuels	0.41%
Pharmaceuticals	0.74%
Real Estate Investment Trusts	4.92%
Semiconductors & Semiconductor Equipment	0.27%
Software	0.79%
Specialty Retail	0.15%

Developed Markets	12.14%
Aerospace & Defense	0.18%
Airlines	0.16%
Auto Components	0.18%
Automobiles	0.56%
Banks	1.88%
Beverages	0.29%
Building Products	0.21%
Capital Markets	0.25%
Chemicals	0.34%
Commercial Services & Supplies	0.04%
Construction Materials	0.44%
Containers & Packaging	0.14%
Diversified Financial Services	0.13%
Diversified Telecommunication Services	0.59%
Electrical Equipment	0.19%
Energy Equipment & Services	0.33%
Food & Staples Retailing	0.28%
Health Care Equipment & Supplies	0.18%
Industrial Conglomerates	0.17%
Insurance	0.86%
Life Sciences Tools & Services	0.15%

Security Type/Sector	Percentage of Net Assets

Media	0.27%
Metals & Mining	0.08%
Multiline Retail	0.19%
Oil, Gas & Consumable Fuels	1.21%
Pharmaceuticals	1.70%
Semiconductors & Semiconductor Equipment	0.15%
Specialty Retail	0.15%
Technology Hardware, Storage & Peripherals	0.14%
Textiles, Apparel & Luxury Goods	0.15%
Trading Companies & Distributors	0.05%
Wireless Telecommunication Services	0.50%

Emerging Markets	1.88%
Auto Components	0.14%
Banks	0.27%
Diversified Telecommunication Services	0.22%
Health Care Providers & Services	0.15%
Insurance	0.16%
Machinery	0.21%
Metals & Mining	0.20%
Semiconductors & Semiconductor Equipment	0.08%
Technology Hardware, Storage & Peripherals	0.45%

Exchange-Traded Fund	1.67%

Investment Companies	59.73%

Money Market Fund	11.68%

Total Value of Securities	100.12%

Liabilities Net of Receivables and Other Assets	(0.12%)

Total Net Assets	100.00%

LVIP Franklin Templeton Multi-Asset Opportunities Fund–4

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Franklin Mutual European Fund	11.00%
Franklin Focused Core Equity Fund	10.87%
Templeton Global Bond Fund	9.63%
Franklin Growth Fund	7.26%
Franklin Strategic Series - Franklin Strategic Income Fund	5.44%
Franklin US Government Securities Fund	5.39%
Franklin Strategic Series - Franklin Growth Opportunities Fund	3.82%
Franklin Total Return Fund	3.64%
Franklin High Income Fund	2.60%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	1.67%

Total	61.32%

Geography	Percentage of Net Assets

China	0.74%
France	1.79%
Germany	1.53%
Hong Kong	0.34%
Ireland	0.27%
Israel	0.41%
Italy	0.39%
Japan	1.28%
Netherlands	0.82%
Norway	0.30%
Portugal	0.16%
Republic of Korea	0.83%
Russia	0.09%
Singapore	0.31%
Spain	0.22%
Sweden	0.18%
Switzerland	0.94%
Taiwan	0.08%
Thailand	0.14%
United Kingdom	3.21%
United States	74.41%

Total	88.44%

LVIP Franklin Templeton Multi-Asset Opportunities Fund–5

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–27.04%
U.S. MARKETS–13.02%
Aerospace & Defense–0.14%
Rockwell Collins	180	$16,614

		16,614

Air Freight & Logistics–0.11%
United Parcel Service Class B	140	13,472

		13,472

Automobiles–0.17%
General Motors	580	19,726

		19,726

Banks–0.97%
Citigroup	930	48,127
JPMorgan Chase	770	50,843
SunTrust Banks	380	16,279

		115,249

Biotechnology–0.71%
Amgen	240	38,959
Gilead Sciences	450	45,536

		84,495

Capital Markets–0.22%
Morgan Stanley	810	25,766

		25,766

Communications Equipment–0.11%
Cisco Systems	480	13,034

		13,034

Consumer Finance–0.26%
Capital One Financial	430	31,037

		31,037

Diversified Financial Services–0.16%
Voya Financial	520	19,193

		19,193

Electronic Equipment, Instruments & Components–0.12%
†Knowles	1,110	14,796

		14,796

Energy Equipment & Services–0.41%
Baker Hughes	390	17,999
Halliburton	920	31,317

		49,316

Food & Staples Retailing–0.37%
CVS Health	270	26,398
Walgreens Boots Alliance	210	17,883

		44,281

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Equipment & Supplies–0.24%
Medtronic	370	$28,460

		28,460

Insurance–0.27%
American International Group	530	32,844

		32,844

Internet Software & Services–0.33%
†Alphabet Class A	50	38,901

		38,901

Machinery–0.21%
Stanley Black & Decker	240	25,615

		25,615

Media–0.70%
Comcast Class A	740	41,758
News Class A	1,520	20,307
Twenty-First Century Fox Class A	800	21,728

		83,793

Metals & Mining–0.08%
Allegheny Technologies	890	10,013

		10,013

Multiline Retail–0.16%
Macy’s	540	18,889

		18,889

Oil, Gas & Consumable Fuels–0.41%
Apache	380	16,899
Chesapeake Energy	1,010	4,545
Chevron	300	26,988

		48,432

Pharmaceuticals–0.74%
†Allergan	158	49,375
†Ionis Pharmaceuticals	180	11,147
Merck	220	11,620
Pfizer	490	15,817

		87,959

Real Estate Investment Trusts–4.92%
Alexandria Real Estate Equities	300	27,108
Boston Properties	200	25,508
Coresite Realty	500	28,360
Duke Realty	1,200	25,224
Equity LifeStyle Properties	400	26,668
Equity Residential	500	40,795
Essex Property Trust	100	23,941
Extra Space Storage	600	52,926
First Industrial Realty Trust	1,300	28,769
General Growth Properties	1,400	38,094
Kilroy Realty	400	25,312

LVIP Franklin Templeton Multi-Asset Opportunities Fund–6

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Real Estate Investment Trusts (continued)
Kimco Realty	600	$15,876
Omega Healthcare Investors	500	17,490
Realty Income	500	25,815
Regency Centers	400	27,248
Simon Property Group	290	56,388
Summit Hotel Properties	2,200	26,290
UDR	1,200	45,084
Ventas	530	29,908

		586,804

Semiconductors & Semiconductor Equipment–0.27%
Applied Materials	1,750	32,673

		32,673

Software–0.79%
Microsoft	1,160	64,357
Oracle	810	29,589

		93,946

Specialty Retail–0.15%
Foot Locker	270	17,574

		17,574

Total U.S. Markets (Cost $1,460,789)		1,552,882

§DEVELOPED MARKETS–12.14%
Aerospace & Defense–0.18%
BAE Systems	2,880	21,205

		21,205

Airlines–0.16%
†Deutsche Lufthansa	1,220	19,215

		19,215

Auto Components–0.18%
Cie Generale des Etablissements Michelin	230	21,891

		21,891

Automobiles–0.56%
Nissan Motor	3,900	40,834
Toyota Motor ADR	213	26,208

		67,042

Banks–1.88%
Barclays	7,540	24,270
BNP Paribas	670	37,905
Credit Agricole	2,010	23,685
DBS Group Holdings	1,000	11,720
HSBC Holdings	4,800	37,951
ING Groep CVA	2,040	27,600
Lloyds Banking Group	21,620	23,264
Standard Chartered	1,730	14,355

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Banks (continued)
UniCredit	4,218	$23,319

		224,069

Beverages–0.29%
Suntory Beverage & Food	800	35,019

		35,019

Building Products–0.21%
Cie de Saint-Gobain	590	25,567

		25,567

Capital Markets–0.25%
†Credit Suisse Group	1,396	30,073

		30,073

Chemicals–0.34%
Akzo Nobel	420	28,063
LANXESS	270	12,424

		40,487

Commercial Services & Supplies–0.04%
†Serco Group	3,460	4,815

		4,815

Construction Materials–0.44%
CRH	1,120	32,298
HeidelbergCement	250	20,373

		52,671

Containers & Packaging–0.14%
Rexam	1,840	16,412

		16,412

Diversified Financial Services–0.13%
Deutsche Boerse	170	14,943

		14,943

Diversified Telecommunication Services–0.59%
Singapore Telecommunications	7,400	19,080
Telefonica	2,317	25,703
Telenor	1,500	25,041

		69,824

Electrical Equipment–0.19%
†ABB	1,250	22,310

		22,310

Energy Equipment & Services–0.33%
Petrofac	1,340	15,718
†Subsea 7	1,440	10,208
Technip	270	13,427

		39,353

Food & Staples Retailing–0.28%
METRO	540	17,202

LVIP Franklin Templeton Multi-Asset Opportunities Fund–7

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Food & Staples Retailing (continued)
†Tesco	7,480	$16,436

		33,638

Health Care Equipment & Supplies–0.18%
Getinge Class B	830	21,736

		21,736

Industrial Conglomerates–0.17%
Siemens ADR	129	12,407
†Toshiba	4,000	8,221

		20,628

Insurance–0.86%
AIA Group	2,200	13,145
Aviva	3,750	28,465
AXA	1,160	31,694
NN Group	400	14,113
Swiss Re	160	15,627

		103,044

Life Sciences Tools & Services–0.15%
†QIAGEN	660	17,888

		17,888

Media–0.27%
Sky	1,980	32,459

		32,459

Metals & Mining–0.08%
†Glencore	6,850	9,077

		9,077

Multiline Retail–0.19%
Marks & Spencer Group	3,380	22,505

		22,505

Oil, Gas & Consumable Fuels–1.21%
BP ADR	1,078	33,698
Eni	1,571	23,341
Galp Energia	1,650	19,252
Kunlun Energy	12,000	10,655
Royal Dutch Shell Class B	1,220	27,806
TOTAL	670	30,036

		144,788

Pharmaceuticals–1.70%
Bayer	220	27,475
GlaxoSmithKline	1,470	29,689
Merck	240	23,236
Novartis	130	11,183
Roche Holding	120	33,253
Sanofi	340	28,974

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Industries ADR	747	$49,033

		202,843

Semiconductors & Semiconductor Equipment–0.15%
Infineon Technologies ADR	1,200	17,580

		17,580

Specialty Retail–0.15%
Kingfisher	3,760	18,212

		18,212

Technology Hardware, Storage & Peripherals–0.14%
Konica Minolta	1,700	17,025

		17,025

Textiles, Apparel & Luxury Goods–0.15%
†Michael Kors Holdings	430	17,226

		17,226

Trading Companies & Distributors–0.05%
Noble Group	21,000	5,870

		5,870

Wireless Telecommunication Services–0.50%
SoftBank Group	500	25,234
Vodafone Group ADR	1,057	34,099

		59,333

Total Developed Markets (Cost $1,737,013)		1,448,748

×EMERGING MARKETS–1.88%
Auto Components–0.14%
Hyundai Mobis	77	16,078

		16,078

Banks–0.27%
Bangkok Bank NVDR	3,900	16,433
Hana Financial Group	553	11,028
†KB Financial Group ADR	168	4,682

		32,143

Diversified Telecommunication Services–0.22%
China Telecom	56,000	26,122

		26,122

Health Care Providers & Services–0.15%
Sinopharm Group	4,400	17,566

		17,566

Insurance–0.16%
China Life Insurance	6,000	19,261

		19,261

LVIP Franklin Templeton Multi-Asset Opportunities Fund–8

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
×EMERGING MARKETS (continued)
Machinery–0.21%
CRRC	15,300	$18,795
Weichai Power	6,000	6,607

		25,402

Metals & Mining–0.20%
MMC Norilsk Nickel OJSC ADR	804	10,189
POSCO ADR	394	13,932

		24,121

Semiconductors & Semiconductor Equipment–0.08%
Taiwan Semiconductor Manufacturing ADR	432	9,828

		9,828

Technology Hardware, Storage & Peripherals–0.45%
#Samsung Electronics GDR 144A	100	53,729

		53,729

Total Emerging Markets (Cost $265,433)		224,250

Total Common Stock (Cost $3,463,235)		3,225,880

EXCHANGE-TRADED FUND–1.67%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	7,700	199,045

Total Exchange-Traded Fund (Cost $199,052)		199,045

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–59.73%
¯Franklin Focused Core Equity Fund	94,206	$1,297,220
¯Franklin Growth Fund	11,798	865,654
¯Franklin High Income Fund	186,563	309,694
¯Franklin Mutual European Fund	67,396	1,312,203
¯Franklin Strategic Series - Franklin Growth Opportunities Fund	13,286	455,302
¯Franklin Strategic Series - Franklin Strategic Income Fund	70,803	648,553
¯Franklin Total Return Fund	46,272	443,747
¯Franklin US Government Securities Fund	100,969	643,173
¯Templeton Global Bond Fund	99,619	1,148,605

Total Investment Companies (Cost $7,535,325)		7,124,151

MONEY MARKET FUND–11.68%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,393,525	1,393,525

Total Money Market Fund (Cost $1,393,525)		1,393,525

TOTAL VALUE OF SECURITIES–100.12% (Cost $12,591,137)	11,942,601
« LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(14,173)

NET ASSETS APPLICABLE TO 1,257,242 SHARES OUTSTANDING–100.00%	$11,928,428

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND STANDARD CLASS ($1,015,460 / 107,035 Shares)	$9.487

NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON MULTI-ASSET OPPORTUNITIES FUND SERVICE CLASS ($10,912,968 / 1,150,207 Shares)	$9.488

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$12,558,180
Undistributed net investment income	17,965
Accumulated net realized gain on investments	18,899
Net unrealized depreciation of investments and derivatives	(666,616)

TOTAL NET ASSETS	$11,928,428

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $53,729, which represents 0.45% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

¯	Class R-6 shares.

†	Non-income producing for the period.

«	Includes $73 payable for fund shares redeemed, $4,995 expense reimbursement receivable from Lincoln Investment Advisors Corporation and $7,087 due to manager and affiliates at December 31, 2015.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–9

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Net Assets (continued)

×	Emerging Markets – developing countries with relatively low per capita income, often with above-average economic growth potential but with more risk.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

The following swap contracts were outstanding at December 31, 2015:1

Index Swap Contracts

Notional Value	Expiration Date	Description	Unrealized Appreciation (Depreciation)
$725,000	5/26/16	Agreement with Barclays to receive the notional amount multiplied by the change in value of an index[2] of a custom basket of securities and to pay the notional amount multiplied by the fixed rate of 0.70%	$ 3,189
$256,000	4/25/16	Agreement with Societe Generale to receive the notional amount multiplied by the change in value of an index[3] of a custom basket of securities and to pay the notional amount multiplied by the floating rate of 0.74%	(1,277)

			$ 1,912

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2The Barclays TrendSTAR + Alt Roll Index is a proprietary index of Barclays, which is calculated and published by Barclays Risk Analytics and Index Solutions Limited, a wholly owned subsidiary of Barclays.

3The SGI Vol Invest Smart Beta Index is a proprietary index of Societe Generale, which is maintained and calculated by Standard & Poor’s by contract with Societe Generale.

Summary of Abbreviations:

ADR–American Depositary Receipt

CVA–Dutch Certificate

ETF–Exchange-Traded Fund

GDR–Global Depositary Receipt

NVDR–Non-Voting Depositary Receipt

OJSC–Open Joint Stock Company

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–10

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$251,715
Foreign tax withheld	(4,600)

247,115

EXPENSES:
Management fees	84,909
Pricing fees	41,047
Distribution fees-Service Class	25,653
Professional fees	22,802
Reports and statements to shareholders	6,541
Custodian fees	4,780
Accounting and administration expenses	2,512
Consulting fees	1,705
Trustees’ fees and expenses	182
Other	940

191,071
Less management fees waived	(31,699)
Less expenses reimbursed	(69,188)

Total operating expenses	90,184

NET INVESTMENT INCOME	156,931

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	122,397
Investments	(20,252)
Foreign currencies	(1,412)
Foreign currency exchange contracts	1,281
Swap contracts	(49,319)

Net realized gain	52,695

Net change in unrealized appreciation (depreciation) of:
Investments	(582,709)
Foreign currencies	83
Swap contracts	3,687

Net change in unrealized appreciation (depreciation)	(578,939)

NET REALIZED AND UNREALIZED LOSS	(526,244)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(369,313)

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$156,931	$151,923
Net realized gain	52,695	34,484
Net change in unrealized appreciation (depreciation)	(578,939)	(87,677)

Net increase (decrease) in net assets resulting from operations	(369,313)	98,730

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(12,795)	(18,156)
Service Class	(107,656)	(150,713)
Net realized gain on investments:
Standard Class	(6,668)	—
Service Class	(68,807)	—

	(195,926)	(168,869)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,131	1,055,409
Service Class	1,672,575	9,591,708
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,463	18,156
Service Class	176,463	150,710

	1,875,632	10,815,983

Cost of shares redeemed:
Standard Class	(17,325)	(12,498)
Service Class	(94,922)	(3,064)

	(112,247)	(15,562)

Increase in net assets derived from capital share transactions	1,763,385	10,800,421

NET INCREASE IN NET ASSETS	1,198,146	10,730,282
NET ASSETS:
Beginning of period	10,730,282	—

End of period	$11,928,428	$10,730,282

Undistributed net investment income	$17,965	$3,536

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–11

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class
	12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$ 9.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.161	0.165
Net realized and unrealized loss	(0.429)	(0.053)
Total from investment operations	(0.268)	0.112

Less dividends and distributions from:
Net investment income	(0.120)	(0.174)
Net realized gain	(0.063)	—
Total dividends and distributions	(0.183)	(0.174)

Net asset value, end of period	$ 9.487	$ 9.938

Total return[3]	(2.76%)	1.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,015	$ 1,054
Ratio of expenses to average net assets[4]	0.57%	0.57%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.46%	1.33%
Ratio of net investment income to average net assets	1.61%	2.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.72%	1.68%
Portfolio turnover	55%	25%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–12

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$ 9.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.136	0.148
Net realized and unrealized loss	(0.428)	(0.053)
Total from investment operations	(0.292)	0.095

Less dividends and distributions from:
Net investment income	(0.095)	(0.157)
Net realized gain	(0.063)	—
Total dividends and distributions	(0.158)	(0.157)

Net asset value, end of period	$ 9.488	$ 9.938

Total return[3]	(3.00%)	0.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,913	$9,676
Ratio of expenses to average net assets[4]	0.82%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.71%	1.58%
Ratio of net investment income to average net assets	1.36%	2.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.47%	1.43%
Portfolio turnover	55%	25%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–13

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Index swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2014–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–14

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Income and capital gains distributions from investment companies are recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. LIAC has contractually agreed to waive 0.28% of the average daily net assets of the Fund’s advisory fee. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.57% of the average daily net assets for the Standard Class and 0.82% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Franklin Advisers, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, fees for these administrative and legal services were as follows:

Administrative	$353
Legal	95

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $44 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–15

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

At December 31, 2015, the Fund had receivables from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$4,995
Management fees payable to LIAC	4,769
Distribution fees payable to LFD	2,318

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life owned 96.89% of the Standard Class and 80.80% of the Service Class shares of the Fund.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$7,814,693
Sales	5,357,328

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$12,593,177

Aggregate unrealized appreciation	$338,204
Aggregate unrealized depreciation	(988,780)

Net unrealized depreciation	$(650,576)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
U.S. Markets
Aerospace & Defense	$16,614	$—	$16,614
Air Freight & Logistics	13,472	—	13,472
Automobiles	19,726	—	19,726
Banks	115,249	—	115,249
Biotechnology	84,495	—	84,495
Capital Markets	25,766	—	25,766
Communications Equipment	13,034	—	13,034
Consumer Finance	31,037	—	31,037
Diversified Financial Services	19,193	—	19,193

LVIP Franklin Templeton Multi-Asset Opportunities Fund–16

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Electronic Equipment, Instruments & Components	$14,796	$—	$14,796
Energy Equipment & Services	49,316	—	49,316
Food & Staples Retailing	44,281	—	44,281
Health Care Equipment & Supplies	28,460	—	28,460
Insurance	32,844	—	32,844
Internet Software & Services	38,901	—	38,901
Machinery	25,615	—	25,615
Media	83,793	—	83,793
Metals & Mining	10,013	—	10,013
Multiline Retail	18,889	—	18,889
Oil, Gas & Consumable Fuels	48,432	—	48,432
Pharmaceuticals	87,959	—	87,959
Real Estate Investment Trusts	586,804	—	586,804
Semiconductors & Semiconductor Equipment	32,673	—	32,673
Software	93,946	—	93,946
Specialty Retail	17,574	—	17,574
Developed Markets
Aerospace & Defense	—	21,205	21,205
Airlines	—	19,215	19,215
Auto Components	—	21,891	21,891
Automobiles	26,208	40,834	67,042
Banks	27,600	196,469	224,069
Beverages	—	35,019	35,019
Building Products	—	25,567	25,567
Capital Markets	—	30,073	30,073
Chemicals	—	40,487	40,487
Commercial Services & Supplies	—	4,815	4,815
Construction Materials	—	52,671	52,671
Containers & Packaging	—	16,412	16,412
Diversified Financial Services	—	14,943	14,943
Diversified Telecommunication Services	—	69,824	69,824
Electrical Equipment	—	22,310	22,310
Energy Equipment & Services	—	39,353	39,353
Food & Staples Retailing	—	33,638	33,638
Health Care Equipment & Supplies	—	21,736	21,736
Industrial Conglomerates	12,407	8,221	20,628
Insurance	—	103,044	103,044
Life Sciences Tools & Services	—	17,888	17,888
Media	—	32,459	32,459
Metals & Mining	—	9,077	9,077
Multiline Retail	—	22,505	22,505
Oil, Gas & Consumable Fuels	33,698	111,090	144,788
Pharmaceuticals	49,033	153,810	202,843
Semiconductors & Semiconductor Equipment	17,580	—	17,580
Specialty Retail	—	18,212	18,212
Technology Hardware, Storage & Peripherals	—	17,025	17,025
Textiles, Apparel & Luxury Goods	17,226	—	17,226
Trading Companies & Distributors	—	5,870	5,870
Wireless Telecommunication Services	34,099	25,234	59,333
Emerging Markets
Auto Components	—	16,078	16,078
Banks	4,682	27,461	32,143
Diversified Telecommunication Services	—	26,122	26,122
Health Care Providers & Services	—	17,566	17,566
Insurance	—	19,261	19,261

LVIP Franklin Templeton Multi-Asset Opportunities Fund–17

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Total
Machinery	$—	$25,402	$25,402
Metals & Mining	13,932	10,189	24,121
Semiconductors & Semiconductor Equipment	9,828	—	9,828
Technology Hardware, Storage & Peripherals	—	53,729	53,729
Exchange-Traded Funds	199,045	—	199,045
Investment Companies	7,124,151	—	7,124,151
Money Market Fund	1,393,525	—	1,393,525

Total	$10,515,896	$1,426,705	$11,942,601

Swap Contracts	$—	$1,912	$1,912

There were no Level 3 investments at the beginning or end of the period.

As a result of utilizing international fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period of May 1, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Ordinary income	$80,635	$168,869
Long-term capital gain	115,291	—

Total	$195,926	$168,869

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$12,558,180
Undistributed long-term capital gains	31,220
Qualified late year capital losses deferred	(10,281)
Net unrealized depreciation	(650,691)

Net assets	$11,928,428

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and tax treatment of index swap contracts.

Qualified late year ordinary and capital losses (including currency and specified gain /loss items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–18

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to redesignations of dividends and distributions, distributions received from underlying funds, tax treatment of gain (loss) on foreign currency transactions, and index swap contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(22,051)	$22,051

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Shares sold:
Standard Class	734	105,467
Service Class	167,455	958,908
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,044	1,820
Service Class	18,541	15,104

	188,774	1,081,299

Shares redeemed:
Standard Class	(1,794)	(1,236)
Service Class	(9,499)	(302)

	(11,293)	(1,538)

Net increase	177,481	1,079,761

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risks that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap Contracts–The Fund enters into index swap contracts in the normal course of pursuing its investment objective and strategies. Index Swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures if such contracts are not directly available to the Fund on favorable terms.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap

LVIP Franklin Templeton Multi-Asset Opportunities Fund–19

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Index Swap contracts)	Liabilities net of receivables and other assets	$3,189	Liabilities net of receivables and other assets	$(1,277)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net unrealized appreciation (depreciation) of foreign currency exchange contracts	$1,281	$—
Equity contracts (Index Swap contracts)	Net realized loss from swap contracts and net unrealized appreciation (depreciation) of swap contracts	(49,319)	3,687

Total		$(48,038)	$3,687

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$ 890	$390
Index Swap contracts (average notional value)	$990,242	$ —

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–20

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

At December 31, 2015, the Fund has the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Barclays Bank	$3,189	$—	$3,189
Societe Generale	—	(1,277)	1,277

Total	$3,189	$(1,277)	$1,912

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Barclays Bank	$ 3,189	$—	$—	$—	$—	$ 3,189
Societe Generale	(1,277)	—	—	—	—	(1,277)

Total	$ 1,912	$—	$—	$—	$—	$ 1,912

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. There Fund had no direct real estate holdings during the period ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, no securities have been determined to be illiquid. Rule 144A securities have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Franklin Templeton Multi-Asset Opportunities Fund

We have audited the accompanying statement of net assets of the LVIP Franklin Templeton Multi-Asset Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Franklin Templeton Multi-Asset Opportunities Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Franklin Templeton Multi-Asset Opportunities Fund–22

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Other Fund Information (unaudited)

Tax Information

For the period ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
58.84%	41.16%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Franklin Templeton Multi-Asset Opportunities Fund–23

LVIP Franklin Templeton Multi-Asset Opportunities Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar World Allocation funds category. The Board noted that the Fund’s total return was above the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by Franklin were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule and noted Franklin’s statement that the Fund is a customized multi-asset portfolio and that currently there are no comparable funds advised by Franklin. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedule was negotiated between LIAC and Franklin, an unaffiliated third party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that there was an indirect reputational benefit and may receive research with respect to the Fund’s brokerage commissions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Franklin Templeton Multi-Asset Opportunities Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Franklin Templeton Multi-Asset Opportunities Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Franklin Templeton Multi-Asset Opportunities Fund–27

LVIP Global Allocation Managed Risk Funds (formerly LVIP Managed Risk Profile Funds)

LVIP Global Conservative Allocation Managed Risk Fund

(formerly LVIP Managed Risk Profile Conservative Fund)

LVIP Global Moderate Allocation Managed Risk Fund

(formerly LVIP Managed Risk Profile Moderate Fund)

LVIP Global Growth Allocation Managed Risk Fund

(formerly LVIP Managed Risk Profile Growth Fund)

each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2015

LVIP Global Allocation Managed Risk Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds

2015 Annual Report Commentary (unaudited)

Managed by:

The LVIP Global Conservative Allocation Managed Risk Fund returned (2.00%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Conservative Blended Composite1, returned 0.69%; and its broad-based benchmark index, the Barclays Capital U.S. Aggregate Bond Index2, returned 0.55%.

The LVIP Global Moderate Allocation Managed Risk Fund returned (3.37%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Moderate Blended Composite3, returned 0.00%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM,4, returned 0.67%.

The LVIP Global Growth Allocation Managed Risk Fund returned (3.69%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Growth Blended Composite5, returned (0.08%); and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 0.67%.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index6 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index7, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index8 lost (0.81%) and the MSCI Emerging Markets NR Index9 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the market place. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield10, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index posted total returns of 0.55% during the year.

The U.S. equity portion of the LVIP Global Managed Risk Funds generally underperformed their respective composite benchmarks during 2015. Contributors to relative performance included the LVIP T. Rowe Price Growth Stock Fund and the LVIP T. Rowe Price Structured Mid-Cap Growth Fund. Exposure to the LVIP SSgA Large Cap 100 Fund and PIMCO Commodity Real Return detracted from results relative to the index.

The non-U.S. Equity portion of the LVIP Global Managed Risk Funds generally outperformed the non-U.S. equity portion of their respective composite benchmarks during the year. Exposure to the LVIP MFS International Growth Fund aided to results relative to the index. Participation in the LVIP SSgA Developed International 150 Fund detracted from results relative to the index.

The fixed income portion of the LVIP Global Managed Risk Funds generally underperformed the fixed income portion of their respective composite benchmarks during 2015. Contributors included the LVIP PIMCO Low Duration Bond Fund. Exposure to the LVIP JPMorgan High Yield Fund and LVIP Global Income Fund detracted from results relative to the index.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns and negative developed international equity and emerging market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarter when global

LVIP Global Allocation Managed Risk Funds–1

LVIP Global Allocation Managed Risk Funds

2015 Annual Report Commentary (continued)

equity markets were trending upwards, the overlay negatively impacted the Funds’ relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of each Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Conservative Allocation Managed Risk Fund

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/05. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,158 for the Standard Class shares and to $16,735 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Barclays Capital U.S. Aggregate Bond Index did from 12/31/05 through 12/31/15. The same $10,000 investment would have increased to $17,180 and $15,137, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One year	– 2.00%

Five Years	+ 5.29%

Ten Years	+ 5.55%

Service Class Shares

One year	– 2.23%

Five Years	+ 5.03%

Ten Years	+ 5.28%

LVIP Global Moderate Allocation Managed Risk Fund

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/05. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,071 for the Standard Class shares and to $15,677 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Wilshire 5000 Total Market IndexSM did from 12/31/05 through 12/31/15. The same $10,000 investment would have increased to $17,683 and $19,615,respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Global Allocation Managed Risk Funds–2

LVIP Global Allocation Managed Risk Funds

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 3.37%

Five Years	+ 4.53%

Ten Years	+ 4.86%

Service Class Shares

One Year	– 3.62%

Five Years	+ 4.27%

Ten Years	+ 4.60%

LVIP Global Growth Allocation Managed Risk Fund

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/05. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,989 for the Standard Class shares and increased to $14,620 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Wilshire 5000 Total Market IndexSM did from 12/31/05 through 12/31/15. The same $10,000 investment would have increased to $16,934 and $19,615, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had to expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 3.69%

Five Years	+ 4.31%

Ten Years	+ 4.13%

Service Class Shares

One Year	– 3.93%

Five Years	+ 4.05%

Ten Years	+ 3.87%

1.

The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The Managed Risk Profile Conservative Composite is constricted as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Barclays Capital U.S. Aggregate Bond Index and 10% MSCI EAFE® NR Index.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Managed Risk Profile Moderate Composite is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

4.

The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

5.

The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Managed Risk Profile Growth Composite is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index.

6.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

7.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

8.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia/Asia, and the Far East), excluding the U.S. and Canada. The index return calculation assumes reinvestment of dividends net of withholding taxes.

9.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index return calculation assumes reinvestment of dividends net of withholding taxes.

10.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

LVIP Global Allocation Managed Risk Funds–3

LVIP Global Allocation Managed Risk Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP Global Conservative Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$965.50	0.27%	$1.34
Service Class Shares	1,000.00	964.30	0.52%	2.57
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

LVIP Global Moderate Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$950.80	0.27%	$1.33
Service Class Shares	1,000.00	949.60	0.52%	2.56
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

LVIP Global Growth Allocation Managed Risk Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$949.40	0.27%	$1.33
Service Class Shares	1,000.00	948.20	0.52%	2.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.84	0.27%	$1.38
Service Class Shares	1,000.00	1,022.58	0.52%	2.65

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying

LVIP Global Allocation Managed Risk Funds–4

LVIP Global Allocation Managed Risk Funds

Disclosure

OF FUND EXPENSES (continued)

Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Global Allocation Managed Risk Funds–5

LVIP Global Allocation Managed Risk Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2015

LVIP Global Conservative Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	93.83%

Equity Funds	23.26%
Fixed Income Funds	58.07%
International Equity Funds	10.56%
International Fixed Income Fund	1.94%

Unaffiliated Investment Companies	6.19%

Equity Fund	0.95%
Fixed Income Fund	1.44%
International Equity Fund	0.94%
Money Market Fund	2.86%

Total Value of Securities	100.02%

Liabilities Net of Receivables and Other Assets	(0.02%)

Total Net Assets	100.00%

LVIP Global Moderate Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	92.49%

Equity Funds	32.85%
Fixed Income Funds	38.61%
International Equity Funds	19.10%
International Fixed Income Fund	1.93%

Unaffiliated Investment Companies	7.07%

Commodity Fund	0.94%
Equity Fund	0.95%
Fixed Income Fund	0.25%
International Equity Fund	1.86%
Money Market Fund	3.07%

Total Value of Securities	99.56%

Receivables and Other Assets Net of Liabilities	0.44%

Total Net Assets	100.00%

LVIP Global Growth Allocation Managed Risk Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	92.05%

Equity Funds	37.50%
Fixed Income Funds	27.84%
International Equity Funds	24.79%
International Fixed Income Fund	1.92%

Unaffiliated Investment Companies	7.23%

Commodity Fund	0.93%
Equity Fund	0.95%
Fixed Income Fund	0.19%
International Equity Fund	1.85%
Money Market Fund	3.31%

Total Value of Securities	99.28%

Receivables and Other Assets Net of Liabilities	0.72%

Total Net Assets	100.00%

LVIP Global Allocation Managed Risk Funds–6

LVIP Global Conservative Allocation Managed Risk Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–93.83%
Equity Funds–23.26%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	2,161,059	$27,830,121
LVIP SSgA Mid-Cap Index Fund	5,654,731	54,749,101
LVIP SSgA S&P 500 Index Fund	12,606,750	181,474,171
LVIP SSgA Small-Cap Index Fund	1,655,659	40,800,411
†LVIP T. Rowe Price Growth Stock Fund	847,253	28,154,208

		333,008,012

Fixed Income Funds–58.07%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	4,198,005	41,715,579
LVIP Delaware Bond Fund	41,721,563	566,996,042
LVIP Delaware Diversified Floating Rate Fund	2,846,396	27,962,995
LVIP JPMorgan High Yield Fund	5,464,092	54,782,991
LVIP PIMCO Low Duration Bond Fund	7,036,469	69,998,794
LVIP SSgA Bond Index Fund	6,271,913	70,013,364

		831,469,765

International Equity Funds–10.56%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	3,018,810	41,357,699
LVIP Mondrian International Value Fund	1,738,460	27,436,368
LVIP SSgA Developed International 150 Fund	1,782,029	13,655,688
LVIP SSgA International Index Fund	8,255,266	68,733,347

		151,183,102

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–1.94%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	2,559,568	$27,791,785

		27,791,785

Total Affiliated Investment Companies (Cost $1,276,822,206)		1,343,452,664

UNAFFILIATED INVESTMENT COMPANIES–6.19%
Equity Fund–0.95%
XFidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	418,149	13,652,565

		13,652,565

Fixed Income Fund–1.44%
²American Funds®– American Funds Mortgage Fund	2,042,540	20,650,081

		20,650,081

International Equity Fund–0.94%
iShares MSCI Emerging Markets ETF	415,902	13,387,885

		13,387,885

Money Market Fund–2.86%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	40,862,200	40,862,200

		40,862,200

Total Unaffiliated Investment Companies (Cost $91,352,398)		88,552,731

TOTAL VALUE OF SECURITIES–100.02% (Cost $1,368,174,604)	1,432,005,395
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(284,256)

NET ASSETS APPLICABLE TO 108,586,616 SHARES OUTSTANDING–100.00%	$1,431,721,139

²  Class R-6 shares.

†  Non-income producing for the period.

*  Standard Class shares.

X  Initial Class.

LVIP Global Allocation Managed Risk Funds–7

LVIP Global Conservative Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(6)	British Pound Currency	$ (558,183)	$(552,525)	3/15/16	$ 5,658
(14)	E-mini MSCI Emerging Markets Index	(550,159)	(551,250)	3/19/16	(1,091)
(3)	E-mini Russell 2000 Index	(338,338)	(339,450)	3/19/16	(1,112)
(20)	E-mini S&P 500 Index	(2,043,222)	(2,035,400)	3/19/16	7,822
(4)	E-mini S&P MidCap 400 Index	(557,457)	(557,400)	3/19/16	57
(4)	Euro Currency	(547,197)	(544,300)	3/15/16	2,897
3	Euro STOXX 50 Index	107,683	106,996	3/21/16	(687)
(8)	FTSE 100 Index	(731,517)	(730,992)	3/21/16	525
(3)	Japanese Yen Currency	(312,260)	(312,469)	3/15/16	(209)
					$13,860

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

ETF–Exchange-Traded Fund

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–8

LVIP Global Moderate Allocation Managed Risk Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–92.49%
Equity Funds–32.85%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	11,069,266	$142,550,012
LVIP SSgA Mid-Cap Index Fund	35,906,061	347,642,483
LVIP SSgA S&P 500 Index Fund	88,812,828	1,278,460,661
LVIP SSgA Small-Cap Index Fund	11,214,110	276,349,314
†LVIP T. Rowe Price Growth Stock Fund	6,413,607	213,124,165
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	6,683,948	141,011,249

		2,399,137,884

Fixed Income Funds–38.61%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	21,325,836	211,914,836
LVIP Delaware Bond Fund	118,940,005	1,616,394,661
LVIP JPMorgan High Yield Fund	20,818,078	208,722,046
LVIP PIMCO Low Duration Bond Fund	35,745,581	355,597,038
LVIP SSgA Bond Index Fund	38,233,886	426,804,867

		2,819,433,448

International Equity Funds–19.10%
*Lincoln Variable Insurance Products Trust–
LVIP MFS International Growth Fund	30,670,800	420,189,954
LVIP Mondrian International Value Fund	13,246,615	209,058,071
LVIP SSgA Developed International 150 Fund	27,157,911	208,111,076
LVIP SSgA Emerging Markets 100 Fund	9,402,543	68,873,626
LVIP SSgA International Index Fund	58,711,091	488,828,543

		1,395,061,270

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–1.93%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	13,002,799	$141,184,390

		141,184,390

Total Affiliated Investment Companies (Cost $6,374,405,376)		6,754,816,992

UNAFFILIATED INVESTMENT COMPANIES–7.07%
Commodity Fund–0.94%
**PIMCO Variable Insurance Products Trust– PIMCO CommodityRealReturn Strategy Portfolio	10,836,511	68,378,383

		68,378,383

Equity Fund–0.95%
XFidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	2,124,069	69,350,856

		69,350,856

Fixed Income Fund–0.25%
²American Funds®– American Funds Mortgage Fund	1,797,006	18,167,730

		18,167,730

International Equity Fund–1.86%
iShares MSCI Emerging Markets ETF	4,225,625	136,022,869

		136,022,869

Money Market Fund–3.07%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	224,134,596	224,134,596

		224,134,596

Total Unaffiliated Investment Companies (Cost $602,310,686)		516,054,434

TOTAL VALUE OF SECURITIES–99.56% (Cost $6,976,716,062)	7,270,871,426
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.44%	32,147,477

NET ASSETS APPLICABLE TO 547,463,344 SHARES OUTSTANDING–100.00%	$7,303,018,903

²   Class R-6 shares.

†   Non-income producing for the period.

*   Standard Class shares.

** Institutional Class shares.

X  Initial Class.

LVIP Global Allocation Managed Risk Funds–9

LVIP Global Moderate Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,006)	British Pound Currency	$ (95,051,970)	$(92,640,025)	3/15/16	$ 2,411,945
(739)	E-mini MSCI Emerging Markets Index	(28,861,579)	(29,098,125)	3/19/16	(236,546)
(360)	E-mini Russell 2000 Index	(41,005,602)	(40,734,000)	3/19/16	271,602
(2,195)	E-mini S&P 500 Index	(224,343,204)	(223,385,150)	3/19/16	958,054
(493)	E-mini S&P MidCap 400 Index	(69,136,310)	(68,699,550)	3/19/16	436,760
(545)	Euro Currency	(74,645,777)	(74,160,875)	3/15/16	484,902
(1,764)	Euro STOXX 50 Index	(62,017,088)	(62,913,929)	3/21/16	(896,841)
(891)	FTSE 100 Index	(78,566,598)	(81,414,245)	3/21/16	(2,847,647)
(268)	Japanese Yen Currency	(27,629,429)	(27,913,875)	3/15/16	(284,446)
(172)	Nikkei 225 Index (OSE)	(27,286,858)	(27,230,948)	3/11/16	55,910
					$ 353,693

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–10

LVIP Global Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–92.05%
Equity Funds–37.50%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	13,572,920	$174,792,069
LVIP SSgA Mid-Cap Index Fund	62,170,431	601,934,112
LVIP SSgA S&P 500 Index Fund	140,339,348	2,020,184,914
LVIP SSgA Small-Cap Index Fund	13,868,608	341,764,097
†LVIP T. Rowe Price Growth Stock Fund	5,321,466	176,832,301
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,132,607	87,185,616

		3,402,693,109

Fixed Income Funds–27.84%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	17,586,063	174,752,709
LVIP Delaware Bond Fund	108,740,118	1,477,778,207
LVIP JPMorgan High Yield Fund	25,769,202	258,362,019
LVIP PIMCO Low Duration Bond Fund	35,374,172	351,902,262
LVIP SSgA Bond Index Fund	23,647,271	263,974,481

		2,526,769,678

International Equity Funds–24.79%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	19,242,948	179,074,878
LVIP MFS International Growth Fund	31,613,671	433,107,295
LVIP Mondrian International Value Fund	16,385,180	258,590,910
LVIP SSgA Developed International 150 Fund	22,394,010	171,605,297
LVIP SSgA Emerging Markets 100 Fund	23,259,272	170,374,165
LVIP SSgA International Index Fund	124,490,969	1,036,511,804

		2,249,264,349

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–1.92%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	16,078,086	$174,575,861

		174,575,861

Total Affiliated Investment Companies (Cost $7,913,889,581)		8,353,302,997

UNAFFILIATED INVESTMENT COMPANIES–7.23%
Commodity Fund–0.93%
**PIMCO Variable Insurance Products Trust– PIMCO CommodityRealReturn Strategy Portfolio	13,402,743	84,571,310

		84,571,310

Equity Fund–0.95%
XFidelity® Variable Life Insurance Products– Fidelity VIP Mid Cap Portfolio	2,626,785	85,764,536

		85,764,536

Fixed Income Fund–0.19%
²American Funds®– American Funds Mortgage Fund	1,668,725	16,870,809

		16,870,809

International Equity Fund–1.85%
iShares MSCI Emerging Markets ETF	5,226,419	168,238,428

		168,238,428

Money Market Fund–3.31%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	300,218,870	300,218,870

		300,218,870

Total Unaffiliated Investment Companies (Cost $750,521,141)		655,663,953

TOTAL VALUE OF SECURITIES–99.28% (Cost $8,664,410,722)	9,008,966,950
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.72%	65,240,169

NET ASSETS APPLICABLE TO 713,758,052 SHARES OUTSTANDING–100.00%	$9,074,207,119

²    Class R-6 shares.

†   Non-income producing for the period.

*   Standard Class shares.

** Institutional Class shares.

X  Initial Class.

LVIP Global Allocation Managed Risk Funds–11

LVIP Global Growth Allocation Managed Risk Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,870) British Pound Currency	$(177,143,135)	$(172,203,625)	3/15/16	$ 4,939,510
(1,477) E-mini MSCI Emerging Markets Index	(57,741,528)	(58,156,875)	3/19/16	(415,347)
(548) E-mini Russell 2000 Index	(62,311,912)	(62,006,200)	3/19/16	305,712
(4,018) E-mini S&P 500 Index	(409,507,952)	(408,911,860)	3/19/16	596,092
(935) E-mini S&P MidCap 400 Index	(130,872,539)	(130,292,250)	3/19/16	580,289
(1,037) Euro Currency	(142,453,145)	(141,109,775)	3/15/16	1,343,370
(3,401) Euro STOXX 50 Index	(119,669,823)	(121,298,341)	3/21/16	(1,628,518)
(1,805) FTSE 100 Index	(159,402,912)	(164,930,093)	3/21/16	(5,527,181)
(621) Japanese Yen Currency	(64,099,059)	(64,681,031)	3/15/16	(581,972)
(385) Nikkei 225 Index (OSE)	(61,210,601)	(60,952,995)	3/11/16	257,606
				$ (130,439)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–12

LVIP Global Allocation Managed Risk Funds

Statements of Assets and Liabilities

December 31, 2015

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Investments in affiliated investment companies, at value	$1,343,452,664	$6,754,816,992	$8,353,302,997
Investments in unaffiliated investment companies, at value	88,552,731	516,054,434	655,663,953
Receivables for fund shares sold	749,774	1,467,120	464,288
Dividends receivable from investment companies	277,251	245,565	229,006
Cash collateral held at broker for futures contracts	160,627	19,648,195	38,236,698
Foreign currencies collateral held at broker for futures contracts, at value	50,639	15,963,733	31,519,174
Net unrealized appreciation on futures contracts	13,860	353,692	—
Receivables for investment companies sold	12,517	120,209	2,685,021
Cash	—	298	161

TOTAL ASSETS	1,433,270,063	7,308,670,238	9,082,101,298

LIABILITIES:
Payables for fund shares redeemed	644,531	2,246,492	3,644,599
Due to manager and affiliates	593,770	3,064,770	3,830,172
Payables for investment companies purchased	284,822	303,766	249,379
Accrued expenses payable	25,361	36,307	39,590
Cash due to custodian	440	—	—
Net unrealized depreciation on futures contracts	—	—	130,439

TOTAL LIABILITIES	1,548,924	5,651,335	7,894,179

TOTAL NET ASSETS	$1,431,721,139	$7,303,018,903	$9,074,207,119

Investments in affiliated investment companies, at cost	$1,276,822,206	$6,374,405,376	$7,913,889,581
Investments in unaffiliated investment companies, at cost	91,352,398	602,310,686	750,521,141
Foreign currencies collateral held at broker for futures contracts, at cost	50,639	15,963,733	31,519,174

Standard Class:
Net Assets	$73,945,220	$218,423,481	$197,206,505
Shares Outstanding	5,606,889	16,372,319	15,514,254
Net Asset Value Per Share	$13.188	$13.341	$12.711

Service Class:
Net Assets	$1,357,775,919	$7,084,595,422	$8,877,000,614
Shares Outstanding	102,979,727	531,091,025	698,243,798
Net Asset Value Per Share	$13.185	$13.340	$12.713

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,364,084,364	$7,107,518,245	$9,071,471,237
Undistributed net investments income	354,346	106,578	1,222,061
Accumulated net realized gain (loss) on investments	3,437,778	(99,114,977)	(342,911,968)
Net unrealized appreciation of investments and derivatives	63,844,651	294,509,057	344,425,789

Total net assets	$1,431,721,139	$7,303,018,903	$9,074,207,119

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–13

LVIP Global Allocation Managed Risk Funds

Statements of Operations

Year Ended December 31, 2015

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$29,890,152	$141,811,304	$184,021,865
Dividends from unaffiliated investment companies	2,035,554	11,615,911	9,401,629

	31,925,706	153,427,215	193,423,494

EXPENSES:
Management fees	3,664,294	18,635,612	23,163,729
Distribution fees-Service Class	3,465,606	18,075,991	22,660,449
Accounting and administration expenses	122,771	500,739	615,247
Reports and statements to shareholders	54,971	227,493	225,329
Professional fees	50,368	170,232	214,296
Trustees’ fees and expenses	34,187	172,525	214,165
Custodian fees	20,069	86,375	99,119
Consulting fees	4,589	8,709	9,929
Pricing fees	514	1,199	1,418
Other	10,968	47,827	59,094

Total operating expenses	7,428,337	37,926,702	47,262,775

NET INVESTMENT INCOME	24,497,369	115,500,513	146,160,719

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	11,401,206	88,842,096	92,946,632
Distributions from unaffiliated investment companies	3,991,672	14,262,607	10,419,643
Sale of investments in affiliated investment companies	8,851,916	(4,304,136)	(20,615,383)
Sale of investments in unaffiliated investment companies	19,509,623	77,057,317	46,080,013
Foreign currencies	114,203	(1,388,525)	(2,493,430)
Futures contracts	(13,633,168)	(114,886,476)	(195,260,241)

Net realized gain (loss)	30,235,452	59,582,883	(68,922,766)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(54,048,474)	(303,037,596)	(341,129,501)
Investments in unaffiliated investment companies	(30,283,927)	(143,359,563)	(121,797,614)
Futures contracts	(3,148,248)	(10,352,467)	3,016,083

Net change in unrealized appreciation (depreciation)	(87,480,649)	(456,749,626)	(459,911,032)

NET REALIZED AND UNREALIZED LOSS	(57,245,197)	(397,166,743)	(528,833,798)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,747,828)	$(281,666,230)	$(382,673,079)

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–14

LVIP Global Allocation Managed Risk Funds

Statements of Changes in Net Assets

	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$24,497,369	$19,176,490	$115,500,513	$95,631,857	$146,160,719	$121,503,791
Net realized gain (loss)	30,235,452	32,033,376	59,582,883	28,010,153	(68,922,766)	4,211,086
Net change in unrealized appreciation (depreciation)	(87,480,649)	19,386,397	(456,749,626)	116,669,603	(459,911,032)	115,702,527

Net increase (decrease) in net assets resulting from operations	(32,747,828)	70,596,263	(281,666,230)	240,311,613	(382,673,079)	241,417,404

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,623,343)	(1,593,368)	(4,544,499)	(4,259,554)	(4,045,578)	(3,950,672)
Service Class	(26,175,958)	(23,323,682)	(129,592,687)	(118,917,840)	(159,533,467)	(155,069,174)
Net realized gain:
Standard Class	(1,024,011)	(939,615)	(150,407)	—	—	—
Service Class	(18,366,863)	(16,100,555)	(4,897,014)	—	—	—

	(47,190,175)	(41,957,220)	(139,184,607)	(123,177,394)	(163,579,045)	(159,019,846)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,658,455	23,061,647	49,124,671	40,954,374	38,344,334	44,820,024
Service Class	246,242,753	261,769,024	941,578,322	1,586,975,458	1,140,443,463	2,345,547,411
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,647,354	2,532,983	4,694,906	4,259,554	4,045,578	3,950,672
Service Class	44,542,821	39,424,237	134,489,701	118,917,840	159,533,467	155,069,174

	304,091,383	326,787,891	1,129,887,600	1,751,107,226	1,342,366,842	2,549,387,281

Cost of shares redeemed:
Standard Class	(16,078,840)	(13,924,303)	(40,754,171)	(25,369,790)	(28,882,074)	(30,629,942)
Service Class	(201,762,120)	(173,590,422)	(555,968,197)	(365,493,741)	(593,030,815)	(343,997,787)

	(217,840,960)	(187,514,725)	(596,722,368)	(390,863,531)	(621,912,889)	(374,627,729)

Increase in net assets derived from capital share transactions	86,250,423	139,273,166	533,165,232	1,360,243,695	720,453,953	2,174,759,552

NET INCREASE IN NET ASSETS	6,312,420	167,912,209	112,314,395	1,477,377,914	174,201,829	2,257,157,110
NET ASSETS:
Beginning of year	1,425,408,719	1,257,496,510	7,190,704,508	5,713,326,594	8,900,005,290	6,642,848,180

End of year	$1,431,721,139	$1,425,408,719	$7,303,018,903	$7,190,704,508	$9,074,207,119	$8,900,005,290

Undistributed net investment income	$354,346	$—	$106,578	$2,126,496	$1,222,061	$1,141,087

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–15

LVIP Global Conservative Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$13.944	$13.623	$12.850	$12.226	$12.033

Income (loss) from investment operations:
Net investment income[2]	0.267	0.234	0.200	0.243	0.343
Net realized and unrealized gain (loss)	(0.545)	0.542	1.049	0.946	0.097

Total from investment operations	(0.278)	0.776	1.249	1.189	0.440

Less dividends and distributions from:
Net investment income	(0.294)	(0.282)	(0.266)	(0.503)	(0.247)
Net realized gain	(0.184)	(0.173)	(0.210)	(0.062)	—

Total dividends and distributions	(0.478)	(0.455)	(0.476)	(0.565)	(0.247)

Net asset value, end of period	$13.188	$13.944	$13.623	$12.850	$12.226

Total return[3]	(2.00% )	5.70%	9.75%	9.78%	3.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$73,945	$80,856	$67,666	$58,577	$53,689
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.28%	0.29%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.27%	0.28%	0.29%	0.30%
Ratio of net investment income to average net assets	1.91%	1.67%	1.49%	1.90%	2.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.91%	1.67%	1.49%	1.90%	2.69%
Portfolio turnover	23%	18%	24%	14%	71%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–16

LVIP Global Conservative Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$13.939	$13.620	$12.849	$12.225	$12.031

Income (loss) from investment operations:
Net investment income[2]	0.232	0.199	0.166	0.211	0.312
Net realized and unrealized gain (loss)	(0.543)	0.540	1.047	0.945	0.098

Total from investment operations	(0.311)	0.739	1.213	1.156	0.410

Less dividends and distributions from:
Net investment income	(0.259)	(0.247)	(0.232)	(0.470)	(0.216)
Net realized gain	(0.184)	(0.173)	(0.210)	(0.062)	—

Total dividends and distributions	(0.443)	(0.420)	(0.442)	(0.532)	(0.216)

Net asset value, end of period	$13.185	$13.939	$13.620	$12.849	$12.225

Total return[3]	(2.23% )	5.43%	9.47%	9.51%	3.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,357,776	$1,344,553	$1,189,830	$867,245	$451,904
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.53%	0.54%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	0.52%	0.53%	0.54%	0.55%
Ratio of net investment income to average net assets	1.66%	1.42%	1.24%	1.65%	2.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	1.42%	1.24%	1.65%	2.44%
Portfolio turnover	23%	18%	24%	14%	71%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–17

LVIP Global Moderate Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$14.109	$13.815	$12.562	$11.844	$11.925

Income (loss) from investment operations:
Net investment income[2]	0.254	0.243	0.209	0.229	0.286
Net realized and unrealized gain (loss)	(0.729)	0.331	1.279	0.900	(0.151)

Total from investment operations	(0.475)	0.574	1.488	1.129	0.135

Less dividends and distributions from:
Net investment income	(0.284)	(0.280)	(0.235)	(0.411)	(0.216)
Net realized gain	(0.009)	—	—	—	—

Total dividends and distributions	(0.293)	(0.280)	(0.235)	(0.411)	(0.216)

Net asset value, end of period	$13.341	$14.109	$13.815	$12.562	$11.844

Total return[3]	(3.37% )	4.15%	11.86%	9.59%	1.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$218,424	$217,898	$194,034	$161,420	$143,782
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.27%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.27%	0.27%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.79%	1.71%	1.58%	1.85%	2.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	1.71%	1.58%	1.85%	2.28%
Portfolio turnover	20%	19%	15%	18%	74%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–18

LVIP Global Moderate Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Moderate Allocation Managed Risk Profile Moderate Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$14.107	$13.814	$12.562	$11.843	$11.924

Income (loss) from investment operations:
Net investment income[2]	0.218	0.207	0.176	0.198	0.255
Net realized and unrealized gain (loss)	(0.728)	0.331	1.278	0.900	(0.150)

Total from investment operations	(0.510)	0.538	1.454	1.098	0.105

Less dividends and distributions from:
Net investment income	(0.248)	(0.245)	(0.202)	(0.379)	(0.186)
Net realized gain	(0.009)	—	—	—	—

Total dividends and distributions	(0.257)	(0.245)	(0.202)	(0.379)	(0.186)

Net asset value, end of period	$13.340	$14.107	$13.814	$12.562	$11.843

Total return[3]	(3.62% )	3.88%	11.58%	9.32%	0.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,084,595	$6,972,807	$5,519,293	$2,854,360	$1,263,463
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.52%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	0.52%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	1.54%	1.46%	1.33%	1.60%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	1.46%	1.33%	1.60%	2.03%
Portfolio turnover	20%	19%	15%	18%	74%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–19

LVIP Global Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Growth Allocation Managed Risk Fund Standard Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$13.474	$13.290	$11.902	$11.190	$11.420

Income (loss) from investment operations:
Net investment income[2]	0.246	0.243	0.226	0.234	0.267
Net realized and unrealized gain (loss)	(0.743)	0.220	1.384	0.784	(0.270)

Total from investment operations	(0.497)	0.463	1.610	1.018	(0.003)

Less dividends and distributions from:
Net investment income	(0.266)	(0.279)	(0.222)	(0.306)	(0.227)
Return of capital	—	—	— [3]	—	—

Total dividends and distributions	(0.266)	(0.279)	(0.222)	(0.306)	(0.227)

Net asset value, end of period	$12.711	$13.474	$13.290	$11.902	$11.190

Total return[4]	(3.69% )	3.47%	13.55%	9.15%	0.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$197,206	$195,440	$175,175	$139,866	$128,066
Ratio of expenses to average net assets[5]	0.27%	0.26%	0.27%	0.27%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.27%	0.26%	0.27%	0.27%	0.28%
Ratio of net investment income to average net assets	1.82%	1.79%	1.78%	2.00%	2.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.82%	1.79%	1.78%	2.00%	2.23%
Portfolio turnover	22%	15%	15%	21%	80%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–20

LVIP Global Growth Allocation Managed Risk Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Growth Allocation Managed Risk Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$13.475	$13.292	$11.905	$11.191	$11.421

Income (loss) from investment operations:
Net investment income[2]	0.212	0.209	0.195	0.205	0.238
Net realized and unrealized gain (loss)	(0.742)	0.219	1.383	0.784	(0.270)

Total from investment operations	(0.530)	0.428	1.578	0.989	(0.032)

Less dividends and distributions from:
Net investment income	(0.232)	(0.245)	(0.191)	(0.275)	(0.198)
Return of capital	—	—	—	—	—

Total dividends and distributions	(0.232)	(0.245)	(0.191)	(0.275)	(0.198)

Net asset value, end of period	$12.713	$13.475	$13.292	$11.905	$11.191

Total return[4]	(3.93% )	3.21%	13.26%	8.88%	(0.24% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,877,001	$8,704,565	$6,467,673	$2,518,033	$790,994
Ratio of expenses to average net assets[5]	0.52%	0.51%	0.52%	0.52%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.52%	0.51%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	1.57%	1.54%	1.53%	1.75%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.57%	1.54%	1.53%	1.75%	1.98%
Portfolio turnover	22%	15%	15%	21%	80%

[1]	Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Amount rounds to less than $0.001 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Allocation Managed Risk Funds–21

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (formerly LVIP Managed Risk Profile Conservative Fund, LVIP Managed Risk Profile Moderate Fund and LVIP Managed Risk Profile Growth Fund, respectively) (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are a non-diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York “LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in open-end investment companies, including in exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.

The investment objective of LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each tax positions taken on each Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accured on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or tax penalities.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The

LVIP Global Allocation Managed Risk Funds–22

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Funds do not seperate that portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolios, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, each Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Administrative	$63,172	$320,519	$398,487
Legal	17,602	89,348	111,163

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Trading operation	$11,047	$56,095	$69,678

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Printing and mailing	$39,905	$166,133	$149,325

The Funds offer Standard Class and Service Class shares. Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1

LVIP Global Allocation Managed Risk Funds–23

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, each Fund had liabilities payable to affiliates as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$304,809	$1,555,564	$1,936,060
Distribution fees payable to LFD	288,961	1,509,206	1,894,112

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Funds engaged in securities purchases and securities sales as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$646,321	$5,093,009	$8,162,162
Sales	11,090,636	2,207,479	603,376

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP Global Allocation Managed Risk Funds–24

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the LVIP Global Conservative Allocation Managed Risk Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds or ETFs). Investments in companies considered to be affiliates of the LVIP Global Conservative Allocation Managed Risk Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$27,744,164	$19,492,755	$3,895,510	$(114,692)	$41,715,579	$505,827	$—
LVIP Clarion Global Real Estate Fund	13,959,994	333,348	14,435,343	4,872,430	—	—	—
LVIP Delaware Bond Fund	517,050,212	106,007,358	42,976,841	(1,079,257)	566,996,042	13,583,036	1,310,618
LVIP Delaware Diversified Floating Rate Fund	41,512,592	3,794,645	16,763,876	(11,799)	27,962,995	449,973	—
LVIP Global Income Fund	55,385,036	5,030,922	30,634,144	(270,253)	27,791,785	896,399	253,647
LVIP JPMorgan High Yield Fund	55,295,005	10,379,558	5,486,972	(269,248)	54,782,991	2,916,091	289,630
LVIP MFS International Growth Fund	27,038,447	19,262,995	5,232,025	(91,400)	41,357,699	509,563	—
LVIP Mondrian International Value Fund	26,796,551	19,508,301	16,773,412	(521,331)	27,436,368	929,252	—
LVIP PIMCO Low Duration Bond Fund	69,332,251	8,867,608	8,221,385	6,107	69,998,794	877,905	204,228
LVIP SSgA Bond Index Fund	55,829,336	23,877,786	8,062,681	(30,351)	70,013,364	1,778,475	—
LVIP SSgA Developed International 150 Fund	26,885,716	4,576,402	16,325,805	1,709,299	13,655,688	436,473	1,213,320
LVIP SSgA International Index Fund	53,415,217	24,865,273	6,029,335	(381,819)	68,733,347	1,808,804	—
LVIP SSgA Large Cap 100 Fund	27,814,531	21,535,612	17,262,322	3,993,534	27,830,121	783,525	3,632,267
LVIP SSgA Mid-Cap Index Fund	56,059,572	7,992,178	7,050,592	59,876	54,749,101	507,079	472,859
LVIP SSgA S&P 500 Index Fund	184,353,179	32,715,908	32,506,706	2,224,194	181,474,171	3,504,064	1,645,363
LVIP SSgA Small-Cap Index Fund	28,296,359	33,044,911	15,472,517	(1,275,480)	40,800,411	403,686	1,328,403
LVIP T. Rowe Price Growth Stock Fund	—	29,715,537	1,990,570	32,106	28,154,208	—	1,050,871

Total	$1,266,768,162	$371,001,097	$249,120,036	$8,851,916	$1,343,452,664	$29,890,152	$11,401,206

LVIP Global Allocation Managed Risk Funds–25

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the LVIP Global Moderate Allocation Managed Risk Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds or ETFs). Investments in companies considered to be affiliates of the LVIP Global Moderate Allocation Managed Risk Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions

LVIP BlackRock Inflation Protected Bond Fund	$139,996,422	$96,108,853	$15,921,088	$(1,483,112)	$211,914,836	$2,562,757	$—
LVIP Clarion Global Real Estate Fund	140,880,334	15,763,899	144,275,124	16,750,275	—	—	—
LVIP Delaware Bond Fund	1,449,335,567	278,416,911	74,174,232	(1,891,610)	1,616,394,661	38,628,136	3,662,792
LVIP Delaware Diversified Floating Rate Fund	139,639,570	6,052,535	145,879,647	8,502	—	—	—
LVIP Global Income Fund	279,505,879	31,246,177	158,372,346	(3,033,958)	141,184,390	4,541,343	1,285,030
LVIP JPMorgan High Yield Fund	209,274,185	36,108,553	15,884,402	(1,003,156)	208,722,046	11,122,214	1,100,544
LVIP MFS International Growth Fund	272,891,906	184,568,996	39,209,530	(1,499,516)	420,189,954	5,179,260	—
LVIP Mondrian International Value Fund	202,847,067	35,233,424	13,991,783	(1,300,514)	209,058,071	6,624,882	—
LVIP PIMCO Low Duration Bond Fund	349,848,270	38,125,292	32,403,427	(3,079)	355,597,038	4,465,004	1,038,791
LVIP SSgA Bond Index Fund	281,573,877	167,601,240	12,188,657	(145,655)	426,804,867	10,849,762	—
LVIP SSgA Developed International 150 Fund	203,520,619	57,732,995	19,082,675	(1,830,062)	208,111,076	6,660,322	18,456,589
LVIP SSgA Emerging Markets 100 Fund	136,556,658	19,518,978	61,368,586	(10,986,379)	68,873,626	3,417,808	—
LVIP SSgA International Index Fund	404,354,496	134,822,979	25,928,608	(2,703,928)	488,828,543	12,871,465	—
LVIP SSgA Large Cap 100 Fund	280,692,158	54,587,745	156,164,443	8,851,147	142,550,012	4,019,260	24,669,213
LVIP SSgA Mid-Cap Index Fund	282,865,353	100,166,255	18,346,002	(560,923)	347,642,483	3,224,545	3,006,603
LVIP SSgA S&P 500 Index Fund	1,329,519,985	152,106,854	181,798,458	3,317,523	1,278,460,661	24,721,510	12,508,951
LVIP SSgA Small-Cap Index Fund	214,141,814	170,220,650	75,194,085	(6,882,392)	276,349,314	2,738,280	8,979,674
LVIP T. Rowe Price Growth Stock Fund	69,480,246	146,152,833	7,237,816	228,132	213,124,165	—	5,294,521
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	70,166,227	85,683,308	7,729,477	(135,431)	141,011,249	184,756	8,839,388

Total	$6,457,090,633	$1,810,218,477	$1,205,150,386	$(4,304,136)	$6,754,816,992	$141,811,304	$88,842,096

LVIP Global Allocation Managed Risk Funds–26

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the LVIP Global Growth Allocation Managed Risk Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds or ETFs). Investments in companies considered to be affiliates of the LVIP Global Growth Allocation Managed Risk Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions

LVIP BlackRock Emerging Markets Managed Volatility Fund	$69,542,761	$—	$71,737,830	$(1,166,963)	$—	$—	$—
LVIP BlackRock Inflation Protected Bond Fund	86,526,743	109,972,731	15,183,417	(1,376,937)	174,752,709	2,095,830	—
LVIP Clarion Global Real Estate Fund	174,142,042	32,107,501	19,315,923	(808,631)	179,074,878	5,690,551	—
LVIP Delaware Bond Fund	1,461,995,429	211,563,890	162,350,191	(3,557,352)	1,477,778,207	35,471,973	3,406,558
LVIP Delaware Diversified Floating Rate Fund	86,325,042	7,217,704	93,317,301	(708,722)	—	—	—
LVIP Global Income Fund	431,843,178	38,370,389	278,252,829	(10,229,511)	174,575,861	8,356,388	2,364,546
LVIP JPMorgan High Yield Fund	172,473,715	125,114,126	16,271,489	(1,082,706)	258,362,019	13,363,087	899,997
LVIP MFS International Growth Fund	337,388,548	139,559,290	45,174,777	(1,920,879)	433,107,295	5,334,239	—
LVIP Mondrian International Value Fund	250,795,026	48,253,225	21,928,883	(2,230,689)	258,590,910	8,196,309	—
LVIP PIMCO Low Duration Bond Fund	345,957,662	42,047,757	36,121,565	7,028	351,902,262	4,422,953	1,029,225
LVIP SSgA Bond Index Fund	87,054,901	193,448,222	9,981,982	(87,376)	263,974,481	6,710,660	—
LVIP SSgA Developed International 150 Fund	251,624,916	51,427,539	107,863,035	(2,296,423)	171,605,297	5,498,288	15,122,643
LVIP SSgA Emerging Markets 100 Fund	168,831,880	57,809,276	17,487,890	(2,064,430)	170,374,165	8,445,597	—
LVIP SSgA International Index Fund	916,547,636	241,700,519	81,887,585	(7,113,679)	1,036,511,804	27,276,770	—
LVIP SSgA Large Cap 100 Fund	346,997,871	54,205,508	187,283,655	12,066,953	174,792,069	4,935,967	22,461,332
LVIP SSgA Mid-Cap Index Fund	349,661,672	309,355,923	25,751,027	(1,461,864)	601,934,112	5,592,025	5,212,982
LVIP SSgA S&P 500 Index Fund	2,234,596,398	245,608,191	427,724,688	17,286,878	2,020,184,914	39,124,964	19,608,715
LVIP SSgA Small-Cap Index Fund	352,966,433	216,745,332	183,620,398	(13,644,585)	341,764,097	3,391,852	10,984,645
LVIP T. Rowe Price Growth Stock Fund	—	195,166,738	19,602,391	(144,144)	176,832,301	—	6,459,857
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	86,742,963	14,203,289	9,987,227	(81,351)	87,185,616	114,412	5,396,132

Total	$8,212,014,816	$2,333,877,150	$1,830,844,083	$(20,615,383)	$8,353,302,997	$184,021,865	$92,946,632

LVIP Global Allocation Managed Risk Funds–27

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$392,012,866	$1,891,306,278	$2,507,117,747
Sales	329,309,548	1,424,632,267	1,936,332,055

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income taxes purposes for each Fund were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Cost of investments	$1,383,921,540	$7,044,968,834	$8,741,229,237

Aggregate unrealized appreciation	$78,264,101	$500,416,786	$612,068,601
Aggregate unrealized depreciation	(30,180,246)	(274,514,194)	(344,330,888)

Net unrealized appreciation	$48,083,855	$225,902,592	$267,737,713

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Investment companies	$1,432,005,395	$7,270,871,426	$9,008,966,950

Futures Contracts	$13,860	$353,693	$(130,439)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Global Allocation Managed Risk Funds–28

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	LVLVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Year Ended December 31, 2015
Ordinary income	$27,799,301	$134,137,186	$163,579,045
Long-term capital gains	19,390,874	5,047,421	—

Total	$47,190,175	$139,184,607	$163,579,045

Year Ended December 31, 2014
Ordinary income	$29,300,350	$123,177,394	$159,019,846
Long-term capital gains	12,656,870	—	—

Total	$41,957,220	$123,177,394	$159,019,846

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Shares of beneficial interest	$1,364,084,364	$7,107,518,245	$9,071,471,237
Undistributed ordinary income	354,346	106,578	1,222,061
Undistributed long-term capital gains	23,127,518	81,326,604	—
Capital loss carryforward	—	—	(113,234,844)
Straddle losses deferred	(3,928,944)	(111,891,026)	(153,246,654)
Net unrealized appreciation	48,083,855	225,958,502	267,995,319

Net assets	$1,431,721,139	$7,303,018,903	$9,074,207,119

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Funds recorded the following reclassifications:

	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Undistributed net investment income	$3,656,278	$16,616,755	$17,499,300
Accumulated net realized gain (loss)	(3,656,278)	(16,616,755)	(17,499,300)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

LVIP Global Allocation Managed Risk Funds–29

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2015, the LVIP Global Growth Allocation Managed Risk Fund had the following capital loss carryforwards for federal income tax purposes:

	Pre-Enactment Short-Term Capital Losses Expiring		Post-Enactment Losses (No Expiration)*
Fund	2017	2018	Short-Term	Long-Term	Total
LVIP Global Growth Allocation Managed Risk Fund	$75,754,365	$20,846,885	$16,633,594	$—	$113,234,844

*Capital Loss Carryforwards with no expiration must be utilized first.

As of December 31, 2015, the LVIP Global Conservative Allocation Managed Risk Fund and LVIP Global Moderate Allocation Managed Risk Fund had no capital losses carryforwards.

In 2015, the LVIP Global Growth Allocation Managed Risk Fund utilized $10,160,300 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	764,590	1,644,275	3,449,572	2,884,997	2,829,593	3,284,791
Service Class	17,614,447	18,721,200	66,182,497	112,200,781	83,956,820	173,315,382
Shares issued upon reinvestment of dividends and distributions:
Standard Class	198,787	180,661	350,230	300,328	316,708	291,369
Service Class	3,346,513	2,813,293	10,034,111	8,386,308	12,487,095	11,435,780

	21,924,337	23,359,429	80,016,410	123,772,414	99,590,216	188,327,322

Shares redeemed:
Standard Class	(1,155,271)	(993,072)	(2,871,201)	(1,786,328)	(2,136,738)	(2,252,235)
Service Class	(14,439,133)	(12,434,898)	(39,418,932)	(25,849,995)	(44,161,290)	(25,386,619)

	(15,594,404)	(13,427,970)	(42,290,133)	(27,636,323)	(46,298,028)	(27,638,854)

Net increase	6,329,933	9,931,459	37,726,277	96,136,091	53,292,188	160,688,468

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Global Allocation Managed Risk Funds–30

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Global Conservative Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized appreciation on futures contracts	$ 8,555	Net unrealized appreciation on futures contracts	$ (209)
Equity contracts (Futures contracts)	Net unrealized appreciation on futures contracts	8,404	Net unrealized appreciation on futures contracts	(2,890)
Total		$16,959		$(3,099)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 841,803	$ 463,775
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(14,474,971)	(3,612,023)
Total		$(13,633,168)	$(3,148,248)

LVIP Global Moderate Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized appreciation on futures contracts	$2,896,847	Net unrealized appreciation on futures contracts	$ (284,446)
Equity contracts (Futures contracts)	Net unrealized appreciation on futures contracts	1,722,326	Net unrealized appreciation on futures contracts	(3,981,034)
Total		$4,619,173		$(4,265,480)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (7,250,416)	$ 4,639,205
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(107,636,060)	(14,991,672)
Total		$(114,886,476)	$(10,352,467)

LVIP Global Allocation Managed Risk Funds–31

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Global Growth Allocation Managed Risk Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$6,282,880	Net unrealized depreciation on futures contracts	$ (581,972)
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	1,739,699	Net unrealized depreciation on futures contracts	(7,571,046)
Total		$8,022,579		$(8,153,018)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (11,808,782)	$ 6,305,423
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(183,451,459)	(3,289,340)
Total		$(195,260,241)	$ 3,016,083

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume Futures Contracts (Average Notional Value)	Liability Derivative Volume Futures Contracts (Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$130,785,167	$17,908,251
LVIP Global Moderate Allocation Managed Risk Fund	440,739,658	399,284,965
LVIP Global Growth Allocation Managed Risk Fund	427,453,432	689,616,779

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On Jan. 6, 2016, The Funds’ Board approved the proposal that effective May 1, 2016, the Funds will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. Milliman Financial Risk Management LLC will be added as an additional sub-adviser to the Funds.

LVIP Global Allocation Managed Risk Funds–32

LVIP Global Allocation Managed Risk Funds

Notes to Financial Statements (continued)

10. Subsequent Events (continued)

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Global Allocation Managed Risk Funds–33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Global Allocation Managed Risk Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (three of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (three of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Global Allocation Managed Risk Funds–34

LVIP Global Allocation Managed Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Global Conservative Allocation Managed Risk Fund	41.09%	58.91%	100.00%
LVIP Global Moderate Allocation Managed Risk Fund	3.63%	96.37%	100.00%
LVIP Global Growth Allocation Managed Risk Fund	—	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets and that at least 80% of each Fund’s net assets are invested in underlying funds. The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) and buying (long) positions in exchange-traded futures contracts. The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2015. The Board also received return information comparing the Funds’ performance to the quarterly average total return of funds in a Morningstar category.

The Board considered that LIAC had become responsible for each Fund’s investment decision-making on May 1, 2011 and that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance. The Board considered that since December 2011 the Funds

LVIP Global Allocation Managed Risk Funds–35

LVIP Global Allocation Managed Risk Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

had employed a strategy that has both a volatility management component and a capital protection component and that during periods of rising equity markets the Funds would be expected to underperform peer funds that were not risk managed similarly to the Funds.

The Board reviewed the LVIP Global Conservative Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative Blended Risk Control Composite). The Board noted that the Fund’s total return was above the median return of the performance peer group and the return of the benchmark index for the one year period, the same as the media return of the performance peer group and above the return of the benchmark index for the three year period and below the median return of the performance peer group and above the return of the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one and three year periods was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Global Growth Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Growth Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period and the same as the median return of the performance peer group and above the return of the benchmark index for the three and five year periods. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one year period was higher than the median standard deviation of the performance peer group and the standard deviation of the benchmark index and for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Global Moderate Allocation Managed Risk Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period and the same as the median return of the performance peer group and above the return of the benchmark index for the three and five year periods. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one and three year periods was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category for each Fund. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that the net expense ratio plus AFFE for each Fund was below the median expense ratios, including AFFE, of the respective Morningstar expense peer group. The Board concluded that each Fund’s investment management fee was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Global Allocation Managed Risk Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Global Allocation Managed Risk Funds–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Global Allocation Managed Risk Funds–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Global Allocation Managed Risk Funds–39

LVIP Global Income Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Global Income Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund

2015 Annual Report Commentary (unaudited)

The Fund returned (2.02%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Citigroup World Government Bond Index non-U.S.1, returned (5.54%).

Managed by:

Franklin Advisers, Inc.

During the period, global financial markets were broadly influenced by growth in the U.S., economic moderation in China, quantitative easing (QE) measures from the Bank of Japan and the European Central Bank, a sharp decline in oil prices, and a protracted depreciation of emerging market currencies.

At the beginning of the period, financial markets were experiencing volatility related to the rapid decline of oil prices in 2014 and the growing concerns for global growth. Global markets began to stabilize in February as oil prices halted their decline and leveled off to a more stable range. Credit spreads tightened while bond yields increased across much of the globe. However, global volatility returned at the end of June as economic concerns over China spread across global financial markets. Several emerging market currencies depreciated sharply against the U.S. dollar due to heightened risk aversion, while the euro and Japanese yen appreciated at times, acting as perceived safe havens.

On the whole, the U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend toward higher yields across the Americas and eurozone but lower yields in specific peripheral European markets. Across much of East Asia and in Japan yields declined during the period; however, yields increased across a number of countries in South and Southeast Asia. Credit spreads widened across a vast majority of global credit markets during the period.

The 10-year Treasury yield2, which moves inversely to price, fluctuated throughout the period. It began the period at 2.17%, declined to a period low of 1.68% in late January 2015 and ended the period at 2.27%. For much of the year, the yield movements appeared to reflect investor uncertainty given concerns about domestic data, geopolitical tensions, the Fed’s timing for raising interest rates and events in China. However, near period-end, decreasing concerns over China’s economy and the Fed’s decision to increase interest rates supported Treasury yields.

During the period, currency positions detracted from the Fund’s absolute performance. Sovereign credit exposures contributed to absolute return while interest rate strategies had a largely neutral effect. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance; however, the Fund’s net-negative position in the euro, through use of currency forwards, contributed. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Consequently, contributions from duration exposures, through use of interest rate swaps, were limited.

On a relative basis, sovereign credit exposures contributed to relative performance while interest rate strategies detracted. Currency positions had a largely neutral effect on relative return. The Fund maintained a shorter duration positioning relative to its benchmark. Select underweighted duration exposures in Europe and underweighted duration exposure to the U.S. detracted from relative performance. The Fund’s underweighted position in the euro contributed to relative return while overweighted currency positions in Asia ex-Japan and Latin America detracted.

During the period, the Fund’s Commercial Mortgage-Backed Securities (MBS) exposure benefited performance. Our exposure to Non-U.S. Yield Curves, Non-Agency Residential MBS (RMBS) and Asset-Backed Securities also contributed to results. In contrast, the Fund’s defensive U.S. Yield Curve Positioning was a detractor as yield curve movements had a negative impact relative to the benchmark. Our exposure to High Yield Corporate Credit and Investment-Grade Corporate Bonds also detracted from results.

At year-end, we were overweighted compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. At year-end, the largest allocations were in Investment-Grade Corporate Debt securities, followed by U.S. Treasuries and RMBS, as we found what we considered to be attractive valuations in those sectors.

In addition, the Fund employed derivatives as a tool in seeking efficient management of certain risk. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Fund.

Michael Hasenstab, Ph.D.

Christine Zhu

Kent Burns

Chris Molumphy

Roger Bayston

Franklin Advisers, Inc.

Managed by:

Mondrian Investment Partners Limited

The benchmark for the sleeve we manage, the Citigroup WGBI (50% USD hedged) Index3, fell by 1.1% in 2015. Most international benchmark bond markets produced positive returns in terms of their own currencies in 2015 supported by the continuance of low inflation. Only South Africa which was down 4.4% in local currency terms posted a significantly negative return with markets pricing in an increased probability of downgrade to sub-investment grade status at some point in 2016. In U.S. dollar terms, however, markets fared less well given the currency’s rapid appreciation against most others. Only the Japanese yen and the Swiss franc, which

LVIP Global Income Fund–1

LVIP Global Income Fund

2015 Annual Report Commentary (continued)

broke its peg with the euro early in the year, managed to keep pace. Consequently, the strongest markets in 50% U.S. dollar hedged terms were Switzerland (up 1.3%), Japan (up 0.9%) and the U.S. (up 0.4%).

The weakest, on the other hand, were South Africa (down 11.3%), with significant currency weakness adding to its woes, Norway (down 4.0%) and Malaysia (down 3.7%). New Zealand, which is held off-benchmark, outperformed, up 2.3% in fully currency hedged terms.

The Fund’s performance highlighted Mondrian’s defensive characteristics in what was a difficult year for a number of the smaller markets and currencies, and for risk assets generally. The underweight to the euro was particularly positive for performance. In addition, the modest overweight to the Japanese yen and New Zealand bonds (on a fully currency hedged basis) was positive for performance. Detracting from this to a certain extent was the overweight to Mexican bonds and the peso along with the overweight to the Swedish krona.

Christopher Moth

David Wakefield

Matthew Day

Mondrian Investment Partners Limited

The views expressed represent the Managers’ assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund Standard Class shares on 5/4/09. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested would have increased to $12,739 for the Standard Class Shares and increased to $12,542 for the Service Class Shares. For comparison, look at how the Citigroup World Government Bond Index non-U.S. did over the same period. The same $10,000 investment would have increased to $10,831. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 2.02%

Five Years	+ 1.11%

Inception (5/4/09)	+ 3.70%

Service Class Shares

One Year	– 2.27%

Five Years	+ 0.85%

Inception (5/4/09)	+ 3.46%

1.

The Citigroup World Government Bond Index non-U.S. is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

2.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

3.

The Citigroup WGBI (50% USD hedged) Index, is an index of global developed market government bonds, half of which are hedged back to U.S. dollars. The remaining half of the index is unhedged and thus exposed to the currencies of the index countries. The index is made up of bonds of more than one years maturity for eligible countries; where eligible countries are defined as meeting credit rating, size and openness to foreign investor (stable tax regime e.t.c.) criteria. At December 31, 2015, the largest index weights were to U.S. treasuries, euro denominated government bonds and Japanese government bonds respectively.

LVIP Global Income Fund–2

LVIP Global Income Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY each hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$988.50	0.66%	$3.31
Service Class Shares	1,000.00	987.20	0.91%	4.56

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.88	0.66%	$3.36
Service Class Shares	1,000.00	1,020.62	0.91%	4.63

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund

Security Type/Country Allocations (unaudited)

As of December 31, 2015

Security Type	Percentage of Net Assets

Agency Collateralized Mortgage Obligations	0.16%

Agency Mortgage-Backed Securities	0.47%

Commercial Mortgage-Backed Securities	1.35%

Corporate Bonds	7.78%

Municipal Bonds	0.10%

Non-Agency Asset-Backed Securities	2.13%

Non-Agency Collateralized Mortgage Obligations	0.86%

Senior Secured Loans	0.79%

Sovereign Bonds	52.50%

Supranational Banks	1.79%

U.S. Treasury Obligations	21.46%

Money Market Fund	5.34%

Short-Term Investment	2.08%

Total Value of Securities	96.81%

Receivables and Other Assets Net of Liabilities	3.19%

Total Net Assets	100.00%

Country	Percentage of Net Assets

Australia	0.23%
Brazil	1.53%
British Virgin Islands	0.10%
Canada	0.18%
Cayman Islands	0.81%
China	0.22%
Denmark	0.16%
France	1.22%
Germany	0.12%
Hong Kong	0.05%
Hungary	0.53%
Iceland	0.10%
Indonesia	1.86%
Ireland	1.04%
Italy	0.32%
Japan	4.81%
Luxembourg	0.11%
Malaysia	4.18%
Marshall Island	0.00%
Mexico	9.32%
Monaco	0.01%
Netherlands	0.88%
New Zealand	4.13%
Peru	0.01%
Philippines	1.59%
Poland	4.58%
Portugal	1.30%
Republic of Korea	1.83%
Republic of Lithuania	0.29%
Serbia	0.38%
Singapore	1.62%
Slovenia	0.70%
South Africa	0.01%
Spain	3.70%
Supranational	1.79%
Sweden	0.07%
Switzerland	0.06%
Ukraine	2.20%
United Kingdom	5.95%
United States	31.40%

Total	89.39%

LVIP Global Income Fund–4

LVIP Global Income Fund

Statement of Net Assets

December 31, 2015

	Principal Amount°	Value (U.S. $)

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.16%
Freddie Mac Structured Agency Credit Risk Debt Notes
•Series 2015-DN1 M2 2.822% 1/25/25	1,005,000	$1,020,377
•Series 2015-DNA1 M2 2.272% 10/25/27	330,000	325,483
•Series 2015-HQ1 M1 1.472% 3/25/25	303,700	303,618

Total Agency Collateralized Mortgage Obligations (Cost $1,656,869)		1,649,478

AGENCY MORTGAGE-BACKED SECURITIES–0.47%
Fannie Mae ARM
•1.586% 4/1/38	67,123	71,785
•2.039% 11/1/34	41,334	43,101
•2.07% 4/1/38	227,705	239,492
•2.121% 10/1/37	35,825	37,612
•2.25% 9/1/34	135,435	143,451
•2.27% 11/1/37	58,536	61,334
•2.283% 2/1/35	23,553	24,946
•2.317% 9/1/33	210,038	221,144
•2.32% 10/1/35	309,548	321,272
•2.368% 7/1/34	60,863	64,319
•2.375% 3/1/35	81,847	87,168
•2.379% 10/1/32	66,390	70,305
•2.438% 1/1/37	11,144	11,721
•2.455% 9/1/33	127,079	135,084
•2.46% 4/1/34	243,296	257,655
•2.461% 6/1/35	701,618	741,241
•2.478% 5/1/36	13,689	14,569
•2.491% 1/1/37	135,810	144,331
•2.549% 5/1/38	108,933	116,571
•2.582% 6/1/36	44,158	47,101
•2.623% 8/1/36	45,748	48,967
Freddie Mac ARM
•2.056% 1/1/36	43,015	45,234
•2.279% 5/1/38	445,314	472,388
•2.441% 4/1/38	467,704	497,750
•2.499% 1/1/35	167,112	176,575
•2.508% 3/1/34	22,404	23,697
•2.513% 5/1/38	89,559	95,149
•2.523% 1/1/35	190,940	202,283
•2.58% 8/1/31	36,209	38,385
•2.595% 10/1/34	37,791	39,691
•2.672% 4/1/30	62,163	65,180
•2.70% 7/1/36	105,878	110,788
•2.777% 11/1/33	19,713	20,932
•2.905% 11/1/36	27,127	29,130

Total Agency Mortgage-Backed Securities (Cost $4,653,910)		4,720,351

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.35%
Bank of America Commercial Mortgage Trust
•Series 2006-1 D 5.508% 9/10/45	170,000	$170,011
•Series 2006-4 AJ 5.695% 7/10/46	750,000	748,370
Bear Stearns Commercial Mortgage Securities Trust
•Series 2006-PW11 AJ 5.51% 3/11/39	700,000	700,244
•Series 2006-PW12 AJ 5.752% 9/11/38	700,000	700,992
#•Series 2006-PW12 B 144A 5.752% 9/11/38	180,000	177,340
•Series 2006-PW13 AJ 5.611% 9/11/41	750,000	758,292
•Series 2007-PW16 AM 5.722% 6/11/40	500,000	520,469
CD Commercial Mortgage Trust
•Series 2005-CD1 E 5.284% 7/15/44	370,000	369,239
Series 2006-CD3 AJ 5.688% 10/15/48	500,000	406,383
Commercial Mortgage Trust
•Series 2005-GG5 AJ 5.439% 4/10/37	74,392	74,327
•Series 2006-GG7 AJ 5.826% 7/10/38	750,000	725,156
•Series 2006-GG7 AM 5.826% 7/10/38	260,000	262,863
Series 2007-GG9 AM 5.475% 3/10/39	525,000	537,094
#•G-FORCE Series 2005-RR2 A3FL 144A 0.722% 12/25/39	85,134	81,516
#•Hilton USA Trust Series 2013-HLF BFL 144A 1.769% 11/5/30	145,074	144,138
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2004-LN2 A2 5.115% 7/15/41	25,052	25,051
•Series 2005-LDP5 E 5.522% 12/15/44	650,000	648,259
•Series 2005-LDP5 F 5.522% 12/15/44	700,000	698,462
LB-UBS Commercial Mortgage Trust
#•Series 2004-C7 H 144A 4.766% 10/15/36	360,498	362,851
•Series 2006-C4 AJ 5.84% 6/15/38	750,000	760,278
•Series 2006-C4 AM 5.84% 6/15/38	730,000	742,694
•Merrill Lynch Mortgage Trust Series 2005-CKI1 D 5.522% 11/12/37	290,000	289,492

LVIP Global Income Fund—5

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
•Series 2007-HQ11 A1A 5.422% 2/12/44		698,130	$716,414
•Series 2007-IQ16 AM 6.054% 12/12/49		500,000	527,074
•Series 2007-IQ16 AMA 6.05% 12/12/49		700,000	733,953
Resource Capital
#•Series 2014-CRE2 A 144A 1.401% 4/15/32		288,578	287,332
#•Series 2015-CRE4 144A 1.731% 8/15/32		100,000	99,005
•Talisman-6 Finance Series 6 A 0.127% 10/22/16	EUR	9,493	10,234
Wachovia Bank Commercial Mortgage Trust
•Series 2006-C23 AJ 5.515% 1/15/45		544,605	544,107
•Series 2006-C28 AM 5.603% 10/15/48		800,000	817,335

Total Commercial Mortgage-Backed Securities (Cost $14,275,228)			13,638,975

ΔCORPORATE BONDS–7.78%
Australia–0.18%
CNOOC Finance 2015 Australia 2.625% 5/5/20		800,000	782,844
National Australia Bank 1.875% 7/23/18		600,000	598,528
#Westpac Banking 144A 2.25% 11/9/20		500,000	494,085

			1,875,457

British Virgin Islands–0.10%
#Sinopec Group Overseas Development 2015 144A 2.50% 4/28/20		700,000	690,026
#State Grid Overseas Investment 2014 144A 2.75% 5/7/19		300,000	303,414

			993,440

Canada–0.15%
Canadian Natural Resources 1.75% 1/15/18		500,000	486,553
CNOOC Nexen Finance 2014 1.625% 4/30/17		300,000	298,459
Royal Bank of Canada 2.10% 10/14/20		500,000	492,001
#Valeant Pharmaceuticals International 144A 5.375% 3/15/20		250,000	236,250

			1,513,263

	Principal Amount°		Value (U.S. $)

ΔCORPORATE BONDS (continued)
Cayman Islands–0.02%
#•Seven & Seven 144A 1.539% 9/11/19		240,000	$239,448

			239,448

China–0.22%
Alibaba Group Holding 2.50% 11/28/19		600,000	586,925
#Export-Import Bank of China 144A 2.50% 7/31/19		1,000,000	1,005,150
Industrial & Commercial Bank of China 3.231% 11/13/19		600,000	610,619

			2,202,694

Denmark–0.16%
Nykredit Realkredit 2.00% 4/1/16	DKK	11,127,000	1,627,240

			1,627,240

France–0.15%
Arkema 1.50% 1/20/25	EUR	200,000	209,806
Casino Guichard Perrachon 3.311% 1/25/23	EUR	100,000	106,815
#Electricite de France 144A 2.15% 1/22/19		1,000,000	995,986
Pernod Ricard 2.125% 9/27/24	EUR	100,000	110,516
Veolia Environnement 4.625% 3/30/27	EUR	100,000	138,424

			1,561,547

Germany–0.12%
•Deutsche Bank 1.68% 8/20/20		600,000	601,516
#Norddeutsche Landesbank Girozentrale 144A 2.00% 2/5/19		600,000	598,983

			1,200,499

Hong Kong–0.05%
#Hutchison Whampoa International 14 144A 1.625% 10/31/17		500,000	496,237

			496,237

Ireland–0.10%
Depfa ACS Bank 1.65% 12/20/16	JPY	120,000,000	1,007,074

			1,007,074

Italy–0.32%
Banca Monte dei Paschi di Siena 2.875% 4/16/21	EUR	600,000	705,333
Intesa Sanpaolo
•0.064% 5/18/17	EUR	200,000	216,564
2.375% 1/13/17		200,000	200,701
3.875% 1/16/18		700,000	718,138

LVIP Global Income Fund—6

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔCORPORATE BONDS (continued)
Italy (continued)
Intesa Sanpaolo (continued)
3.875% 1/15/19		500,000	$515,179
•UniCredit 0.902% 4/10/17	EUR	300,000	328,036
Unione di Banche Italiane 2.875% 2/18/19	EUR	500,000	571,018

			3,254,969

Luxembourg–0.09%
Actavis Funding 2.35% 3/12/18		600,000	600,943
ArcelorMittal 6.125% 6/1/18		300,000	276,000

			876,943

Mexico–0.07%
Coca-Cola Femsa 2.375% 11/26/18		700,000	699,954

			699,954

Netherlands–0.15%
#•ING Bank 144A 1.302% 10/1/19		1,000,000	995,460
•Petrobras Global Finance 3.406% 3/17/20		700,000	498,750

			1,494,210

Portugal–0.02%
Banco Comercial Portugues 4.75% 6/22/17	EUR	200,000	230,836

			230,836

Republic of Korea–0.21%
•Export-Import Bank of Korea 1.071% 1/14/17		1,500,000	1,502,539
#Woori Bank 144A 4.75% 4/30/24		650,000	666,405

			2,168,944

South Africa–0.01%
#Edcon 144A 9.50% 3/1/18	EUR	150,000	99,841

			99,841

Spain–0.06%
Bankinter 1.75% 6/10/19	EUR	600,000	671,223

			671,223

Sweden–0.07%
•Svenska Handelsbanken 1.016% 6/17/19		700,000	694,175

			694,175

Switzerland–0.06%
•Credit Suisse New York 0.897% 5/26/17		600,000	597,979

			597,979

United Kingdom–0.44%
•Barclays Bank 0.944% 2/17/17		1,300,000	1,299,624

	Principal Amount°		Value (U.S. $)

ΔCORPORATE BONDS (continued)
United Kingdom (continued)
Delphi Automotive 3.15% 11/19/20		800,000	$799,862
Ensco 4.70% 3/15/21		700,000	564,243
#Petrofac 144A 3.40% 10/10/18		600,000	570,258
Royal Bank of Scotland 6.934% 4/9/18	EUR	200,000	243,720
•Yorkshire Building Society 2.337% 3/23/16	GBP	641,000	948,089

			4,425,796

United States–5.03%
AbbVie 1.80% 5/14/18		800,000	796,774
#Alcatel-Lucent USA 144A 4.625% 7/1/17		600,000	616,500
Altria Group 2.625% 1/14/20		600,000	601,673
American Tower 3.40% 2/15/19		800,000	821,235
•Amgen 0.978% 5/22/19		1,000,000	990,469
AT&T 2.45% 6/30/20		700,000	690,103
Bank of America
•1.361% 1/15/19		1,000,000	1,004,410
2.65% 4/1/19		700,000	702,249
•Bank of New York Mellon 1.234% 8/17/20		500,000	501,500
Beazer Homes USA 5.75% 6/15/19		3,000,000	2,775,000
Becton Dickinson 2.675% 12/15/19		600,000	603,828
California Resources
5.50% 9/15/21		46,000	14,720
#@144A 8.00% 12/15/22		123,000	65,036
Capital One Bank USA 2.30% 6/5/19		800,000	790,715
CenturyLink 6.00% 4/1/17		1,000,000	1,038,750
#Chesapeake Energy 144A 8.00% 12/15/22		225,000	111,361
CIT Group 3.875% 2/19/19		300,000	299,250
Citigroup
•0.747% 6/9/16		1,000,000	997,159
•1.387% 4/8/19		200,000	198,824
2.40% 2/18/20		200,000	197,852
Constellation Brands 3.875% 11/15/19		200,000	206,000
Dell 3.10% 4/1/16		1,500,000	1,505,625
DIRECTV Holdings 2.40% 3/15/17		1,000,000	1,008,342
DPL 6.50% 10/15/16		350,000	351,750
Enable Midstream Partners 2.40% 5/15/19		800,000	711,338
Energy Transfer Partners 4.15% 10/1/20		800,000	738,770
#Energy XXI Gulf Coast 144A 11.00% 3/15/20		200,000	70,500

LVIP Global Income Fund—7

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

ΔCORPORATE BONDS (continued)
United States (continued)
EnLink Midstream Partners 2.70% 4/1/19	300,000	$273,931
Enterprise Products Operating 3.20% 2/1/16	1,000,000	1,000,337
Fiserv 2.70% 6/1/20	600,000	595,634
Ford Motor Credit 3.157% 8/4/20	1,200,000	1,197,061
Freeport-McMoRan 2.30% 11/14/17	600,000	513,750
•Goldman Sachs Group 1.712% 9/15/20	1,000,000	1,003,302
#Halcon Resources 144A 13.00% 2/15/22	65,000	22,425
HCA 4.25% 10/15/19	300,000	306,375
#•Hewlett Packard Enterprise 144A 2.543% 10/5/18	600,000	601,973
HSBC USA 2.00% 8/7/18	600,000	600,077
JPMorgan Chase
•1.22% 1/25/18	1,200,000	1,203,076
2.20% 10/22/19	1,000,000	992,440
Juniper Networks 3.30% 6/15/20	400,000	398,669
KB Home 4.75% 5/15/19	100,000	97,500
Kinder Morgan 3.05% 12/1/19	700,000	648,444
Kinder Morgan Energy Partners 6.85% 2/15/20	800,000	828,194
#Kinder Morgan Finance 144A 6.00% 1/15/18	300,000	302,621
Kraft Foods Group 2.25% 6/5/17	300,000	302,273
#Kraft Heinz Foods 144A 2.00% 7/2/18	500,000	497,941
#Linn Energy 144A 12.00% 12/15/20	125,000	63,750
Lockheed Martin 1.85%11/23/18	300,000	299,679
Marriott International 2.875% 3/1/21	800,000	794,658
Metropolitan Life Global Funding I
#144A 1.30% 4/10/17	1,000,000	999,806
#144A 3.875% 4/11/22	300,000	313,201
•Mondelez International 0.849% 2/1/19	1,000,000	983,174
Morgan Stanley
•1.17% 1/24/19	1,000,000	998,177
•1.463% 1/27/20	800,000	802,494
Navient 5.50% 1/15/19	300,000	281,250
#•NBCUniversal Enterprise 144A 1.006% 4/15/18	1,000,000	998,891
#New York Life Global Funding 144A 2.10% 1/2/19	1,000,000	1,001,739
Owens Illinois 7.80% 5/15/18	150,000	166,500
Pactiv 8.125% 6/15/17	1,000,000	1,060,000

	Principal Amount°	Value (U.S. $)

ΔCORPORATE BONDS (continued)
United States (continued)
#Peabody Energy 144A 10.00% 3/15/22	300,000	$58,500
#Pricoa Global Funding I 144A 2.55% 11/24/20	400,000	398,370
Regions Financial 2.00% 5/15/18	1,000,000	993,502
Reynolds American 2.30% 6/12/18	500,000	503,437
Reynolds Group Issuer 9.00% 4/15/19	300,000	296,250
Sanchez Energy 7.75% 6/15/21	200,000	123,000
Sempra Energy 2.85% 11/15/20	700,000	700,349
#Sprint Communications 144A 9.00% 11/15/18	300,000	316,500
Talen Energy Supply 6.20% 5/15/16	2,000,000	2,007,500
Tenet Healthcare
5.00% 3/1/19	100,000	92,750
5.50% 3/1/19	400,000	379,000
#TIAA Asset Management Finance 144A 2.95% 11/1/19	600,000	601,736
Time Warner 2.10% 6/1/19	500,000	497,653
Toys R Us 7.375% 10/15/18	500,000	242,500
Tyson Foods 2.65% 8/15/19	600,000	600,835
Verizon Communications 2.625% 2/21/20	1,000,000	1,004,453
Viacom 2.75% 12/15/19	600,000	592,439
Walgreens Boots Alliance 1.75% 11/17/17	600,000	599,102
•Wells Fargo 1.20% 7/22/20	1,400,000	1,396,420
Williams Partners 4.125% 11/15/20	300,000	268,121
Zimmer Biomet Holdings 2.70% 4/1/20	700,000	691,889

		50,923,381

Total Corporate Bonds (Cost $81,942,895)		78,855,150

MUNICIPAL BONDS–0.10%
City of Chicago, Illinois
Series 2002B 5.00% 1/1/17	135,000	137,855
Series 2003B 5.00% 1/1/18	90,000	93,445
University of California
•Series Y-1 0.928% 7/1/41	785,000	784,882
•Series Y-2 0.928% 7/1/41	40,000	39,994

Total Municipal Bonds (Cost $1,053,945)		1,056,176

LVIP Global Income Fund—8

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES–2.13%
•American Express Credit Account Master Trust Series 2008-2 A 1.591% 9/15/20	300,000	$305,813
#•American Homes 4 Rent Series 2014-SFR1 A 144A 1.351% 6/17/31	321,163	314,723
#•ARES IIIR/IVR CLO Series 2007-3RA B 144A 0.687% 4/16/21	1,000,000	947,700
#•ARES XI CLO Series 2007-11A A1C 144A 0.591% 10/11/21	299,708	294,043
#•Babson CLO Series 2007-1A A1 144A 0.54% 1/18/21	377,433	372,489
#•Bridgeport CLO Series 2006-1A B 144A 0.967% 7/21/20	1,000,000	957,800
•Capital One Multi-Asset Execution Trust Series 2007-A5 A5 0.371% 7/15/20	960,000	955,224
#•Catamaran CLO Series 2014-2A B 144A 3.315% 10/18/26	606,600	585,308
#•Cent CDO 15 Series 2007-15A A2B 144A 0.832% 3/11/21	1,000,000	953,900
#•Centerline REIT Series 2004-RR3 A2 144A 4.76% 9/21/45	577,272	580,880
Chase Issuance Trust
•Series 2007-B1 B1 0.581% 4/15/19	1,000,000	994,886
•Series 2007-C1 C1 0.791% 4/15/19	400,000	398,328
•Series 2013-A3 A3 0.611% 4/15/20	653,000	651,630
•Series 2014-A5 A5 0.701% 4/15/21	750,000	746,304
Citibank Credit Card Issuance Trust
•Series 2006-A8 A8 0.361% 12/17/18	600,000	598,534
•Series 2013-A12 A12 0.574% 11/7/18	660,000	659,716
•Series 2014-A3 A3 0.487% 5/9/18	230,000	229,979
Colony American Homes
#•Series 2014-1A A 144A 1.40% 5/17/31	278,082	272,384
#•Series 2014-1A C 144A 2.201% 5/17/31	100,000	97,057
#•Cornerstone CLO Series 2007-1A A1J 144A 0.721% 7/15/21	1,200,000	1,177,800
#•CountryPlace Manufactured Housing Contract Trust Series 2005-1 A3 144A 4.80% 12/15/35	42,291	42,692

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#•CT CDO IV Series 2006-4A A1 144A 0.712% 10/20/43	122,259	$120,364
Discover Card Execution Note Trust
•Series 2012-A4 A4 0.701% 11/15/19	1,000,000	1,000,041
•Series 2013-A6 A6 0.781% 4/15/21	580,000	579,546
•Series 2014-A1 A1 0.761% 7/15/21	800,000	799,041
Eaton Vance CLO
#•Series 2014-1A B 144A 2.371% 7/15/26	200,800	198,089
#•Series 2014-1A C 144A 3.321% 7/15/26	171,300	168,062
Ford Credit Auto Owner Trust Series 2012-D A3 0.51% 4/15/17	3,338	3,338
Invitation Homes Trust
#•Series 2014-SFR1 B 144A 1.851% 6/17/31	130,000	127,506
#•Series 2014-SFR2 A 144A 1.451% 9/17/31	410,000	402,410
#•Series 2014-SFR2 B 144A 1.951% 9/17/31	740,000	725,131
#•Series 2015-SFR1 A 144A 1.801% 3/17/32	215,819	213,305
#•Series 2015-SFR2 A 144A 1.701% 6/17/32	323,465	318,472
LNR CDO
#•Series 2002-1A DFL 144A 1.818% 7/24/37	387,219	376,609
#•Series 2003-1A EFL 144A 3.42% 7/23/36	83,741	83,281
•Madison Avenue Manufactured Housing Contract Trust Series 2002-A B1 3.672% 3/25/32	245,943	248,916
#•Newcastle CDO V Series 2004-5A 1 144A 0.934% 12/24/39	4,303	4,228
#•N-Star REL CDO VI Series 2006-6A A1 144A 0.848% 6/16/41	228,390	223,274
•¿Park Place Securities Asset-Backed Pass Through Certificates Series 2004-WHQ2 M2 1.367% 2/25/35	42,788	42,671
Progress Residential Trust
#•Series 2014-SFR1 A 144A 1.451% 10/17/31	209,663	206,587

LVIP Global Income Fund—9

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Progress Residential Trust (continued)
#•Series 2014-SFR1 B 144A 2.251% 10/17/31	200,000	$197,778
•RAAC Trust Series 2004-SP1 AII 1.122% 3/25/34	360,995	344,755
Silver Bay Realty Trust
#•Series 2014-1 A 144A 1.351% 9/17/31	123,224	120,141
#•Series 2014-1 B 144A 1.801% 9/17/31	100,000	96,971
#•SWAY Residential Trust Series 2014-1 A 144A 1.651% 1/17/32	604,693	593,118
#•Trade MAPS 1 Series 2013-1A A 144A 0.993% 12/10/18	500,000	496,824
#•Tricon American Homes Trust Series 2015-SFR1 A 144A 1.567% 5/17/32	730,000	714,986
West CLO
#•Series 2014-1A A2 144A 2.417% 7/18/26	310,000	302,684
#•Series 2014-1A B 144A 3.167% 7/18/26	830,000	769,410

Total Non-Agency Asset-Backed Securities (Cost $21,811,527)		21,614,728

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.86%
•Bear Stearns Alternative A Trust Series 2004-10 1A3 1.422% 9/25/34	307,239	306,498
CHL Mortgage Pass Through Trust
•¿Series 2004-6 1A1 2.612% 5/25/34	385,818	383,586
•¿Series 2004-11 2A1 2.293% 7/25/34	134,727	133,666
Credit Suisse First Boston Mortgage Securities
•Series 2003-AR9 3M1 1.922% 3/25/33	109,802	106,545
•Series 2005-C5 C 5.10% 8/15/38	47,745	47,719
•Fannie Mae Connecticut Avenue Securities Series 2014-C02 2M1 1.372% 5/25/24	101,609	101,006
•First Horizon Alternative Mortgage Securities Trust Series 2004-AA5 2A1 2.171% 12/25/34	344,684	335,729
•HarborView Mortgage Loan Trust Series 2004-1 3A 2.352% 4/19/34	320,301	321,019

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Impac Secured Assets CMN Owner Trust Series 2004-4 M1 1.187% 2/25/35	100,000	$94,032
•IndyMac INDX Mortgage Loan Trust Series 2005-AR1 1A1 2.701% 3/25/35	482,853	476,619
•JPMorgan Mortgage Trust Series 2004-A1 5A1 2.594% 2/25/34	546,553	541,536
•Merrill Lynch Mortgage Investors Trust Series 2003-A 1A 1.162% 3/25/28	66,713	63,265
Morgan Stanley Mortgage Loan Trust
•Series 2004-8AR 4A2 2.62% 10/25/34	409,039	405,733
•Series 2004-10AR 2A2 2.561% 11/25/34	373,768	380,038
•New York Mortgage Trust Series 2005-3 M1 0.872% 2/25/36	42,547	39,331
•Sequoia Mortgage Trust Series 2004-10 A2 1.042% 11/20/34	504,650	475,926
•Structured ARM Loan Trust Series 2004-12 3A1 2.54% 9/25/34	447,229	443,598
Structured Asset Mortgage Investments Trust
•Series 2003-AR1 A1 1.142% 10/19/33	475,981	443,626
•Series 2003-AR2 A1 1.142% 12/19/33	123,632	118,784
Structured Asset Mortgage Investments II Trust
•Series 2003-AR4 A1 1.102% 1/19/34	389,226	376,066
•Series 2004-AR6 A1A 1.102% 2/19/35	456,755	428,549
Thornburg Mortgage Securities Trust
•Series 2003-4 A1 1.062% 9/25/43	357,895	345,578
•Series 2007-4 1A1 2.376% 9/25/37	404,712	399,682
WaMu Mortgage Pass Through Certificates Trust
•¿Series 2005-AR8 2AB2 0.842% 7/25/45	175,109	159,084
•¿Series 2005-AR19 A1A1 0.692% 12/25/45	462,055	444,223
Wells Fargo Mortgage-Backed Securities Trust
•Series 2003-L 1A2 2.638% 11/25/33	341,296	342,950
•Series 2003-O 1A2 2.686% 1/25/34	131,010	134,379
•Series 2004-I 2A1 2.699% 7/25/34	189,391	188,947

LVIP Global Income Fund—10

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
•Series 2004-X 1A1 2.75% 11/25/34	191,633	$192,286
•Series 2005-AR9 2A2 2.736% 10/25/33	478,726	472,792

Total Non-Agency Collateralized Mortgage Obligations (Cost $8,710,370)		8,702,792

«SENIOR SECURED LOANS–0.79%
24 Hour Fitness Worldwide Tranche B 1st Lien 4.75% 5/30/21	36,842	34,493
Alfred Fueling Systems 1st Lien 4.75% 6/20/21	227,240	224,305
Appvion Tranche B 1st Lien 5.75% 6/28/19	149,211	138,861
Aristocrat International Tranche B 1st Lien 4.75% 10/20/21	11,019	10,991
Arnhold & S Bleichroeder Holdings (First Eagle) Tranche B 1st Lien 4.75% 12/1/22	81,269	79,440
Ascena Retail Group 5.25% 8/21/22	368,994	346,854
Bowie Resource Holdings Tranche B 1st Lien 6.75% 8/12/20	183,023	178,448
Calpine Tranche B 1st Lien 4.00% 1/15/23	42,353	40,694
Caraustar Industries Tranche B 1st Lien 8.00% 5/1/19	30,498	30,333
Chemours Tranche B 1st Lien 3.75% 5/12/22	18,226	16,783
Ciena Tranche B 3.75% 7/15/19	30,944	30,692
Community Health Systems Tranche F 1st Lien 3.657% 12/31/18	186,036	183,904
Crowne Group Tranche B 1st Lien 6.00% 9/30/20	126,692	124,158
Dell International Tranche B2 1st Lien 4.00% 4/29/20	82,158	81,659
Endo Luxembourg Finance I Tranche B 1st Lien 3.75% 9/25/22	212,137	209,750
Evergreen Acqco 1 Tranche C 5.00% 10/3/19	186,940	153,174
FGI Operating Tranche B 1st Lien 5.50% 4/19/19	923,503	720,332
Fieldwood Energy 1st Lien 3.875% 9/28/18	322,409	212,790
Fitness & Sports Clubs Tranche B 1st Lien 5.50% 7/1/20	225,730	209,176
FMG Resources August 2006 Pty 1st Lien 4.25% 6/30/19	315,230	235,332

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Fram Group Holdings 1st Lien 7.00% 7/29/17	203,066	$153,061
Guggenheim Partners Investment Management Holdings Tranche B 1st Lien 4.25% 7/22/20	55,252	54,930
Huntsman International Tranche B-Ext 1st Lien 3.318% 4/19/19	124,154	122,260
Ineos US Finance Tranche B 3.75% 5/4/18	14,862	14,521
Ineos US Finance Tranche B 1st Lien 4.25% 3/31/22	22,485	21,745
Kinetic Concepts Tranche E1 1st Lien 4.50% 5/4/18	136,214	131,730
M/A-COM Technology Solutions Holdings Tranche B 1st Lien 4.50% 5/8/21	75,845	75,813
Match Group Tranche B 1st Lien 5.50% 11/16/22	85,366	84,512
McDermott Finance 5.25% 4/16/19	17,126	16,555
Men’s Wearhouse Tranche B 1st Lien 4.50% 6/18/21	108,289	95,971
MGOC 1st Lien 4.00% 7/31/20	20,540	20,334
Navios Maritime Midstream Partners Tranche B 1st Lien 5.50% 6/18/20	134,671	133,409
Navios Maritime Partners 5.25% 6/27/18	5,000	4,796
Navistar 1st Lien 6.50% 8/7/20	135,899	120,384
Neptune Finco 1st Lien 5.00% 10/9/22	74,891	74,914
Nexeo Solutions Tranche B 1st Lien 5.00% 9/9/17	10,747	10,287
Nexeo Solutions Tranche B3 1st Lien 5.00% 9/9/17	10,488	10,039
Novelis Tranche B 1st Lien 4.00% 6/2/22	78,596	75,157
NXP Tranche B1 1st Lien 3.75% 12/7/20	28,623	28,559
OCI Beaumont Tranche B3 1st Lien 6.50% 8/20/19	670,130	676,832
Onsite Rental Group Operations Tranche B 1st Lien 5.50% 7/31/21	251,108	225,997
OSG Bulk Ships Tranche B - Exit 1st Lien 5.25% 8/5/19	133,992	128,967
Peabody Energy Tranche B 1st Lien 4.25% 9/24/20	163,598	78,527
Post Holdings Tranche B 1st Lien 3.75% 6/2/21	83,280	83,287
Radio One Tranche 1st Lien 5.11% 12/31/18	550,283	559,913

LVIP Global Income Fund—11

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

«SENIOR SECURED LOANS (continued)
ROC Finance 1st Lien 5.00% 6/20/19		229,670	$215,124
Sensus USA 1st Lien 4.50% 5/9/17		173,247	170,648
SunGard Availability Services Capital Tranche B 1st Lien 6.00% 3/31/19		360,015	314,113
TI Group Automotive Systems Tranche B 1st Lien 4.50% 6/30/22		84,389	82,701
T-Mobile USA Tranche B 1st Lien 3.50% 11/9/22		83,569	83,674
UTEX Industries Tranche B 1st Lien 5.00% 5/22/21		364,651	251,304
Valeant Pharmaceuticals International Tranche BD2 1st Lien 3.50% 2/13/19		130,000	125,705
Valeant Pharmaceuticals International Tranche B-F1 1st Lien 4.00% 4/1/22		303,690	292,871
Virgin Media Investment Holdings Tranche B 1st Lien 3.50% 6/30/23		57,991	56,872
Windstream Services Tranche B5 1st Lien 3.50% 8/8/19		51,529	50,209
Zayo Group 1st Lien 3.75% 5/6/21		97,607	96,212

Total Senior Secured Loans (Cost $8,764,779)			8,004,102

ΔSOVEREIGN BONDS–52.50%
Brazil–1.53%
Brazil Letras do Tesouro Nacional
≠0.396% 1/1/16	BRL	2,860,000	722,076
≠2.267% 1/1/17	BRL	14,140,000	3,084,586
≠11.307% 10/1/16	BRL	500,000	113,224
≠12.256% 1/1/18	BRL	8,530,000	1,590,933
≠13.585% 7/1/16	BRL	2,440,000	574,698
Brazil Notas do Tesouro Nacional Series B
6.00% 8/15/18	BRL	275,630	70,166
6.00% 5/15/19	BRL	330,756	81,949
6.00% 8/15/20	BRL	27,563	6,842
6.00% 8/15/22	BRL	11,907,216	2,898,373
6.00% 5/15/23	BRL	9,247,387	2,198,106
6.00% 8/15/24	BRL	82,689	19,807
6.00% 5/15/45	BRL	1,378,150	298,406
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	5,805,000	1,394,950
10.00% 1/1/21	BRL	4,360,000	876,035
10.00% 1/1/23	BRL	8,250,000	1,561,838

			15,491,989

France–1.06%
France Government Bond O.A.T. 3.00% 4/25/22	EUR	3,800,000	4,822,994

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
France (continued)
France Government Bond O.A.T. (continued)
3.75% 4/25/17	EUR	5,200,000	$5,954,685

			10,777,679

Hungary–0.53%
Hungary Government Bonds 6.75% 11/24/17	HUF	138,400,000	521,942
Hungary Government International Bonds
5.375% 2/21/23		1,600,000	1,748,336
6.25% 1/29/20		2,792,000	3,127,973

			5,398,251

Iceland–0.10%
#Iceland Government International Bond 144A 5.875% 5/11/22		850,000	965,440

			965,440

Indonesia–1.86%
Indonesia Treasury Bills
≠6.217% 2/4/16	IDR	5,650,000,000	407,382
≠6.438% 1/7/16	IDR	9,170,000,000	665,095
Indonesia Treasury Bonds
5.625% 5/15/23	IDR	24,529,000,000	1,466,403
7.00% 5/15/22	IDR	22,594,000,000	1,487,296
7.875% 4/15/19	IDR	12,328,000,000	871,682
8.25% 7/15/21	IDR	3,190,000,000	226,310
8.375% 3/15/24	IDR	56,010,000,000	3,964,960
8.375% 3/15/34	IDR	29,440,000,000	2,008,499
10.00% 9/15/24	IDR	25,030,000,000	1,928,251
10.00% 2/15/28	IDR	7,040,000,000	545,967
10.25% 7/15/22	IDR	7,443,000,000	574,344
11.00% 11/15/20	IDR	7,166,000,000	564,678
11.50% 9/15/19	IDR	1,733,000,000	136,230
12.80% 6/15/21	IDR	47,425,000,000	4,006,117

			18,853,214

Ireland–0.90%
Ireland Government Bond 5.40% 3/13/25	EUR	6,093,810	9,066,323

			9,066,323

Japan–4.81%
Japan Government 10 Yr Bonds
1.70% 12/20/16	JPY	450,000,000	3,806,427
1.70% 3/20/17	JPY	700,000,000	5,946,919
1.90% 6/20/16	JPY	1,050,000,000	8,812,776
Japan Government 20 Yr Bonds
1.50% 3/20/34	JPY	650,000,000	5,994,330
1.90% 3/22/21	JPY	859,000,000	7,844,585
1.90% 6/20/25	JPY	453,000,000	4,360,619

LVIP Global Income Fund—12

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan Government 30 Yr Bond 1.70% 9/20/44	JPY	1,300,000,000	$11,974,428

			48,740,084

Malaysia–4.18%
Bank Negara Malaysia Monetary Notes
≠3.001% 3/1/16	MYR	39,015,000	9,048,127
≠3.04% 4/19/16	MYR	13,224,000	3,055,947
≠3.05% 5/3/16	MYR	4,320,000	997,284
≠3.05% 7/5/16	MYR	1,620,000	372,235
Malaysia Government Bonds
3.172% 7/15/16	MYR	22,910,000	5,356,837
3.314% 10/31/17	MYR	6,230,000	1,467,266
3.394% 3/15/17	MYR	25,950,000	6,097,788
3.654% 10/31/19	MYR	19,000,000	4,461,342
3.814% 2/15/17	MYR	5,130,000	1,208,013
4.181% 7/15/24	MYR	18,023,000	4,185,630
4.262% 9/15/16	MYR	18,375,000	4,340,061
Malaysia Treasury Bills
≠2.80% 5/27/16	MYR	230,000	52,999
≠2.929% 4/29/16	MYR	70,000	16,164
≠2.993% 3/18/16	MYR	430,000	99,595
≠3.018% 1/22/16	MYR	2,460,000	572,203
≠3.05% 8/5/16	MYR	4,060,000	930,739
≠3.25% 1/22/16	MYR	190,000	44,195

			42,306,425

Mexico–9.25%
Mexican Bonos
5.00% 6/15/17	MXN	51,590,000	3,043,902
6.25% 6/16/16	MXN	351,850,000	20,702,205
6.50% 6/10/21	MXN	225,000,000	13,571,754
7.25% 12/15/16	MXN	264,412,000	15,876,733
7.50% 6/3/27	MXN	79,700,000	5,031,670
7.75% 12/14/17	MXN	27,000,000	1,678,804
7.75% 11/23/34	MXN	50,000,000	3,179,302
8.50% 12/13/18	MXN	105,000,000	6,706,644
Mexican Cetes
≠2.869% 1/21/16	MXN	9,137,600	529,270
≠2.939% 2/4/16	MXN	249,832,100	14,454,449
≠3.038% 3/3/16	MXN	8,844,000	510,499
≠3.213% 5/26/16	MXN	17,592,700	1,006,483
≠3.323% 3/23/16	MXN	4,439,600	255,807
≠3.355% 1/7/16	MXN	1,650,300	95,703
≠3.37% 4/14/16	MXN	1,402,100	80,576
≠3.401% 3/31/16	MXN	34,865,800	2,006,476
≠3.416% 4/28/16	MXN	5,117,600	293,670
≠3.437% 6/23/16	MXN	30,838,500	1,759,232
≠3.48% 2/18/16	MXN	25,693,900	1,484,834
Mexican Udibonos 2.50% 12/10/20	MXN	4,031,148	227,591

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Mexico (continued)
Mexican Udibonos (continued)
3.50% 12/14/17	MXN	7,378,777	$441,379
4.00% 6/13/19	MXN	5,118,320	309,446
5.00% 6/16/16	MXN	7,276,518	431,822

			93,678,251

Netherlands–0.73%
Netherlands Government Bond 5.50% 1/15/28	EUR	4,500,000	7,384,953

			7,384,953

New Zealand–4.13%
New Zealand Government Bonds
4.50% 4/15/27	NZD	4,550,000	3,377,279
5.50% 4/15/23	NZD	13,000,000	10,208,808
6.00% 12/15/17	NZD	20,500,000	14,904,365
6.00% 5/15/21	NZD	17,000,000	13,344,608

			41,835,060

Peru–0.01%
Peru Government Bond 7.84% 8/12/20	PEN	427,000	132,342

			132,342

Philippines–1.59%
Philippine Government Bonds
1.625% 4/25/16	PHP	109,670,000	2,331,307
7.00% 1/27/16	PHP	121,510,000	2,596,917
9.125% 9/4/16	PHP	6,310,000	140,391
Philippine Treasury Bills
≠1.039% 3/9/16	PHP	15,380,000	326,915
≠1.26% 2/3/16	PHP	36,340,000	772,785
≠1.276% 8/3/16	PHP	15,330,000	322,701
≠1.276% 10/5/16	PHP	418,000,000	8,841,914
≠1.355% 9/7/16	PHP	6,180,000	130,565
≠1.395% 6/8/16	PHP	6,990,000	147,167
≠1.432% 3/2/16	PHP	11,590,000	245,905
≠1.44% 5/4/16	PHP	5,380,000	113,691
≠1.54% 12/7/16	PHP	7,050,000	147,857
≠1.863% 7/6/16	PHP	410,000	8,607

			16,126,722

Poland–4.58%
Poland Government Bonds
•1.79% 1/25/17	PLN	11,708,000	2,989,889
•1.79% 1/25/21	PLN	11,269,000	2,829,587
4.75% 10/25/16	PLN	37,950,000	9,925,683
5.25% 10/25/17	PLN	33,530,000	9,095,072
5.25% 10/25/20	PLN	20,500,000	5,944,339
5.50% 10/25/19	PLN	21,750,000	6,248,582
5.75% 10/25/21	PLN	15,050,000	4,523,997
5.75% 4/25/29	PLN	15,000,000	4,823,661

			46,380,810

LVIP Global Income Fund—13

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Portugal–1.28%
#Portugal Government International Bond 144A 5.125% 10/15/24		3,840,000	$3,927,552
Portugal Obrigacoes do Tesouro OT
#144A 3.875% 2/15/30	EUR	7,500,000	8,850,666
#144A 4.95% 10/25/23	EUR	38,200	49,760
#144A 5.65% 2/15/24	EUR	94,800	127,934

			12,955,912

Republic of Korea–1.62%
Korea Monetary Stabilization Bonds
1.56% 8/9/16	KRW	111,300,000	94,714
1.56% 10/2/17	KRW	1,000,000,000	850,134
1.57% 7/9/16	KRW	1,173,600,000	998,860
1.62% 6/9/16	KRW	459,000,000	390,746
1.96% 2/2/17	KRW	733,200,000	626,333
2.07% 12/2/16	KRW	3,825,600,000	3,269,486
2.46% 8/2/16	KRW	5,677,160,000	4,856,872
Korea Treasury Bonds 3.00% 12/10/16	KRW	6,181,420,000	5,328,372

			16,415,517

Republic of Lithuania–0.29%
Lithuania Government International Bonds
#144A 6.125% 3/9/21		1,640,000	1,894,200
#144A 7.375% 2/11/20		880,000	1,042,800

			2,937,000

Serbia–0.38%
Republic of Serbia
#144A 4.875% 2/25/20		1,370,000	1,407,278
#144A 5.25% 11/21/17		880,000	915,592
#144A 7.25% 9/28/21		1,390,000	1,576,541

			3,899,411

Singapore–1.62%
≠Monetary Authority of Singapore 0.703% 1/5/16	SGD	320,000	225,691
Singapore Government Bond
1.125% 4/1/16	SGD	1,460,000	1,030,449
2.00% 7/1/20	SGD	5,800,000	4,113,498
2.375% 4/1/17	SGD	7,000,000	5,032,338
2.875% 9/1/30	SGD	8,493,000	5,977,057

			16,379,033

Slovenia–0.70%
Slovenia Government International Bonds
#144A 5.50% 10/26/22		4,140,000	4,636,527
#144A 5.85% 5/10/23		2,135,000	2,436,569

			7,073,096

Spain–3.64%
Spain Government Bond 1.40% 1/31/20	EUR	16,576,000	18,638,843

	Principal Amount°		Value (U.S. $)

ΔSOVEREIGN BONDS (continued)
Spain (continued)
Spain Government Bond (continued)
#144A 1.60% 4/30/25	EUR	12,770,000	$13,804,220
#144A 4.20% 1/31/37	EUR	3,298,000	4,408,063

			36,851,126

Ukraine–2.20%
Ukraine Government International Bond
#•144A 3.027% 5/31/40		5,516,000	2,227,085
#144A 7.75% 9/1/19		355,000	330,356
#144A 7.75% 9/1/20		3,224,000	2,982,200
#144A 7.75% 9/1/21		2,680,000	2,448,341
#144A 7.75% 9/1/22		2,680,000	2,440,890
#144A 7.75% 9/1/23		2,680,000	2,399,136
#144A 7.75% 9/1/24		2,680,000	2,384,959
#144A 7.75% 9/1/25		2,680,000	2,370,674
#144A 7.75% 9/1/26		2,680,000	2,344,882
#144A 7.75% 9/1/27		2,680,000	2,345,000

			22,273,523

United Kingdom–5.51%
United Kingdom Gilt
4.25% 12/7/27	GBP	7,000,000	12,663,901
4.25% 9/7/39	GBP	3,000,000	5,680,120
4.50% 9/7/34	GBP	9,250,000	17,696,341
4.75% 3/7/20	GBP	6,500,000	10,990,140
5.00% 3/7/25	GBP	4,700,000	8,782,725

			55,813,227

Total Sovereign Bonds (Cost $579,576,680)			531,735,388

SUPRANATIONAL BANKS–1.79%
Asian Development Bank 2.35% 6/21/27	JPY	1,000,000,000	10,333,611
European Investment Bank 1.40% 6/20/17	JPY	910,000,000	7,767,554

Total Supranational Banks (Cost $17,929,627)			18,101,165

U.S. TREASURY OBLIGATIONS–21.46%
U.S. Treasury Bonds
3.125% 8/15/44		14,500,000	14,823,133
3.625% 8/15/43		9,143,000	10,300,339
U.S. Treasury Notes
0.625% 8/15/16		4,500,000	4,499,473
0.625% 5/31/17		21,500,000	21,408,045
0.625% 4/30/18		24,000,000	23,694,840
0.875% 12/31/16		23,000,000	23,017,526
1.00% 8/15/18		8,500,000	8,446,212
1.00% 8/31/19		14,000,000	13,726,566
1.125% 4/30/20		18,500,000	18,080,143
1.50% 12/31/18		3,300,000	3,315,599
1.50% 2/28/19		6,000,000	6,020,040

LVIP Global Income Fund—14

LVIP Global Income Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.625% 6/30/19	19,264,900	$19,354,077
1.625% 8/15/22	22,750,000	22,163,915
1.75% 5/15/22	21,000,000	20,660,808
2.50% 5/15/24	7,680,000	7,848,899

Total U.S. Treasury Obligations (Cost $213,414,992)		217,359,615

	Number of Shares

MONEY MARKET FUND–5.34%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	54,131,011	54,131,011

Total Money Market Fund (Cost $54,131,011)		54,131,011

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENT–2.08%
≠Discount Note–2.08%
Federal Home Loan Bank 0.03% 1/4/16	21,040,000	$21,040,000

Total Short-Term Investment (Cost $21,039,947)		21,040,000

TOTAL VALUE OF SECURITIES–96.81% (Cost $1,028,961,780)	980,608,931
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.19%	32,317,261

NET ASSETS APPLICABLE TO 93,370,092 SHARES OUTSTANDING–100.00%	$1,012,926,192

NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($379,407,324 / 34,944,202 Shares)	$10.858
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($633,518,868 / 58,425,890 Shares)	$10.843

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,071,254,528
Distributions in excess of net investment income	(12,514,700)
Accumulated net realized gain on investments	2,600,626
Net unrealized depreciation of investments, foreign currencies and derivatives	(48,414,262)

Total net assets	$1,012,926,192

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $96,957,246, which represents 9.57% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

«

Includes $4,645,967 cash collateral held at broker for certain open derivatives, $205,052 payable for fund shares redeemed, $964,206 payable for securities purchased and $643,250 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $65,036, which represents 0.01% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

LVIP Global Income Fund—15

LVIP Global Income Fund

Statement of Net Assets (continued)

°  Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	EUR	(251,705)	USD	287,404	2/26/16	$13,479
BAML	EUR	(12,137,044)	USD	13,076,815	11/25/16	(266,859)
BCLY	CLP	30,560,000	USD	(42,702)	2/18/16	176
BCLY	CLP	173,000,000	USD	(240,161)	2/25/16	2,379
BCLY	CLP	64,000,000	USD	(89,529)	3/3/16	128
BCLY	EUR	(357,000)	USD	389,372	1/20/16	1,225
BCLY	EUR	(268,000)	USD	312,782	1/21/16	21,393
BCLY	EUR	(1,015,000)	USD	1,114,916	2/8/16	10,824
BCLY	EUR	(142,000)	USD	161,384	2/11/16	6,908
BCLY	EUR	(627,000)	USD	718,648	2/22/16	36,367
BCLY	EUR	(725,415)	USD	827,792	2/26/16	38,338
BCLY	EUR	(992,741)	USD	1,105,953	3/9/16	25,221
BCLY	EUR	(233,016)	USD	249,359	3/16/16	(4,359)
BCLY	EUR	(63,718)	USD	72,409	3/21/16	3,021
BCLY	EUR	(145,209)	USD	156,014	3/23/16	(2,127)
BCLY	EUR	(153,728)	USD	171,850	3/24/16	4,428
BCLY	EUR	(8,017,383)	USD	8,833,151	3/29/16	100,331
BCLY	EUR	(590,000)	USD	652,118	3/30/16	9,451
BCLY	EUR	(590,000)	USD	663,059	3/31/16	20,372
BCLY	EUR	(390,401)	USD	422,700	4/22/16	(2,871)
BCLY	EUR	(273,608)	USD	299,043	4/29/16	718
BCLY	EUR	(174,440)	USD	190,283	5/6/16	41
BCLY	EUR	(60,000)	USD	67,224	5/9/16	1,782
BCLY	EUR	(878,515)	USD	1,009,062	5/18/16	50,582
BCLY	EUR	(251,004)	USD	292,363	5/26/16	18,440
BCLY	EUR	(343,382)	USD	374,506	5/31/16	(292)
BCLY	EUR	(405,004)	USD	465,096	6/22/16	22,718
BCLY	EUR	(1,130,000)	USD	1,275,854	6/30/16	41,228
BCLY	EUR	(767,000)	USD	847,143	7/28/16	8,142
BCLY	EUR	(59,984)	USD	66,846	7/29/16	1,228
BCLY	EUR	(97,592)	USD	107,729	8/5/16	941
BCLY	EUR	(705,000)	USD	789,229	8/18/16	17,367
BCLY	EUR	(617,237)	USD	687,154	10/27/16	9,384
BCLY	JPY	(81,840,000)	USD	693,430	2/25/16	11,758
BCLY	JPY	(190,420,000)	USD	1,604,279	2/26/16	18,176
BCLY	JPY	(288,085,900)	USD	2,415,490	3/9/16	14,843
BCLY	JPY	(192,553,560)	USD	1,625,528	3/28/16	19,709
BCLY	JPY	(122,220,000)	USD	1,032,132	4/18/16	12,141
BCLY	JPY	(34,125,000)	USD	289,808	5/26/16	4,658
BCLY	JPY	(275,090,000)	USD	2,215,323	6/10/16	(84,491)
BCLY	JPY	(79,441,000)	USD	647,902	6/30/16	(16,698)
BCLY	JPY	(49,760,000)	USD	407,376	7/29/16	(9,450)
BCLY	JPY	(13,360,000)	USD	108,314	8/12/16	(3,668)
BCLY	JPY	(11,394,000)	USD	92,951	8/24/16	(2,603)
BCLY	JPY	(24,430,094)	USD	204,890	9/20/16	(237)
BCLY	JPY	(288,100,000)	USD	2,424,982	10/13/16	3,467
BCLY	JPY	(108,530,000)	USD	913,879	10/24/16	1,224
BNYM	GBP	(23,282,500)	USD	35,607,346	1/29/16	1,280,390
BNYM	JPY	1,720,693,000	USD	(14,105,280)	1/29/16	218,902

LVIP Global Income Fund—16

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	NZD	(61,587,000)	USD	41,195,544	1/29/16	$(844,195)
BNYM	PLN	(70,613,500)	USD	18,158,525	1/29/16	170,585
BNYM	SEK	144,814,000	USD	(17,143,432)	1/29/16	22,028
BNYM	SGD	(10,846,500)	USD	7,745,010	1/29/16	102,993
CITI	AUD	(1,703,000)	USD	1,199,729	5/19/16	(33,268)
CITI	CLP	509,600,000	USD	(731,763)	2/8/16	(15,927)
CITI	CLP	10,158,000	USD	(14,184)	3/3/16	46
CITI	EUR	(126,500)	USD	144,123	1/29/16	6,556
CITI	EUR	(45,000)	USD	51,687	2/9/16	2,736
CITI	EUR	(2,897,361)	USD	3,179,274	3/10/16	25,019
CITI	EUR	(162,300)	USD	173,904	3/16/16	(2,815)
CITI	EUR	(319,130)	USD	360,395	3/29/16	12,787
CITI	EUR	(1,630,646)	USD	1,813,645	5/26/16	34,103
CITI	EUR	(213,050)	USD	235,257	7/28/16	2,207
CITI	EUR	(1,774,000)	USD	1,962,310	8/5/16	21,123
CITI	EUR	(146,969)	USD	161,423	8/10/16	570
CITI	EUR	(4,177,000)	USD	4,588,121	11/9/16	(1,044)
CITI	EUR	(625,871)	USD	676,472	11/14/16	(11,301)
CITI	INR	47,593,000	USD	(705,185)	3/11/16	5,202
CITI	JPY	(15,350,000)	USD	129,474	1/14/16	1,732
CITI	JPY	(326,760,000)	USD	2,748,446	2/16/16	27,262
CITI	JPY	(24,520,467)	USD	204,133	3/16/16	(257)
CITI	JPY	(294,831,000)	USD	2,451,287	3/22/16	(6,880)
CITI	JPY	(25,100,000)	USD	210,105	4/13/16	667
CITI	JPY	(230,500,000)	USD	1,871,006	6/8/16	(55,897)
CITI	JPY	(430,080,000)	USD	3,466,290	6/10/16	(129,275)
CITI	JPY	(11,693,000)	USD	95,335	6/16/16	(2,440)
CITI	JPY	(296,974,000)	USD	2,414,462	7/25/16	(72,771)
CITI	JPY	(336,389,300)	USD	2,735,650	8/8/16	(83,449)
CITI	JPY	(36,124,000)	USD	292,423	8/10/16	(10,339)
CITI	JPY	(105,000,000)	USD	884,657	10/24/16	1,687
CITI	JPY	(18,273,000)	USD	150,611	11/16/16	(3,208)
DB	AUD	(140,000)	USD	100,548	4/28/16	(907)
DB	AUD	(239,687)	USD	173,418	6/16/16	94
DB	AUD	(140,000)	USD	100,730	10/20/16	(36)
DB	CAD	(100,000)	USD	75,340	4/28/16	3,056
DB	CLP	22,957,000	USD	(32,780)	1/4/16	(406)
DB	CLP	51,753,000	USD	(75,047)	1/17/16	(2,142)
DB	CLP	396,480,000	USD	(578,380)	1/19/16	(20,257)
DB	CLP	21,370,000	USD	(30,677)	1/22/16	(613)
DB	CLP	15,933,500	USD	(23,046)	1/26/16	(637)
DB	CLP	16,303,000	USD	(23,477)	2/4/16	(577)
DB	CLP	135,438,500	USD	(191,839)	2/11/16	(1,676)
DB	CLP	38,881,750	USD	(54,840)	2/11/16	(273)
DB	CLP	647,365,500	USD	(912,360)	2/12/16	(3,943)
DB	CLP	63,300,000	USD	(87,721)	2/19/16	1,043
DB	CLP	85,963,500	USD	(119,071)	2/25/16	1,392
DB	CLP	16,426,000	USD	(22,896)	2/29/16	117
DB	CLP	38,881,750	USD	(54,755)	3/9/16	(331)
DB	CLP	20,225,000	USD	(28,134)	3/14/16	161
DB	EUR	(819,566)	KRW	1,022,000,000	3/29/16	(24,492)
DB	EUR	(878,675)	USD	1,053,900	1/7/16	98,875
DB	EUR	2,454	USD	(2,610)	1/8/16	57
DB	EUR	11,203	USD	(11,943)	1/12/16	235
DB	EUR	(3,222,306)	USD	3,506,192	1/14/16	3,273

LVIP Global Income Fund—17

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
DB	EUR	73	USD	(78)	1/21/16	$2
DB	EUR	(1,010,900)	USD	1,114,820	1/27/16	15,526
DB	EUR	(2,271,512)	USD	2,565,713	2/22/16	93,926
DB	EUR	(8,528,000)	USD	9,715,950	2/26/16	435,092
DB	EUR	(51,000)	USD	57,482	3/2/16	1,972
DB	EUR	(476,300)	USD	537,028	3/4/16	18,583
DB	EUR	(15,032,821)	USD	16,605,220	3/29/16	230,934
DB	EUR	(77,628)	USD	85,204	3/31/16	644
DB	EUR	(780,573)	USD	845,227	4/13/16	(5,415)
DB	EUR	(193,000)	USD	213,689	4/27/16	3,268
DB	EUR	(1,496,385)	USD	1,687,289	4/28/16	55,773
DB	EUR	(416,044)	USD	461,018	4/29/16	7,388
DB	EUR	(22,847)	USD	24,436	5/19/16	(491)
DB	EUR	(388,000)	USD	434,761	5/23/16	11,375
DB	EUR	(400,000)	USD	426,040	6/6/16	(10,643)
DB	EUR	(683,600)	USD	774,450	6/13/16	27,988
DB	EUR	(862,921)	USD	950,249	6/16/16	7,882
DB	EUR	(865,000)	USD	964,475	7/18/16	18,670
DB	EUR	(268,384)	USD	295,958	7/25/16	2,416
DB	EUR	(9,978)	USD	11,166	7/29/16	251
DB	EUR	(99,312)	USD	112,321	8/31/16	3,532
DB	EUR	(873,178)	USD	990,183	10/11/16	32,017
DB	EUR	(1,320,000)	USD	1,506,120	10/21/16	57,031
DB	EUR	(24,586)	USD	27,383	11/4/16	378
DB	EUR	(187,000)	USD	206,831	11/7/16	1,396
DB	EUR	(143,000)	USD	155,701	11/14/16	(1,442)
DB	EUR	(81,717)	USD	88,803	11/17/16	(1,007)
DB	EUR	(564,000)	USD	609,153	11/28/16	(10,996)
DB	EUR	(590,000)	USD	656,611	12/15/16	7,407
DB	GBP	(658,064)	USD	1,023,487	1/14/16	53,299
DB	GBP	200,000	USD	(308,240)	2/22/16	(13,361)
DB	INR	13,590,000	USD	(201,005)	1/14/16	3,774
DB	INR	34,425,000	USD	(522,116)	1/22/16	(4,527)
DB	INR	71,318,400	USD	(1,082,791)	1/25/16	(10,681)
DB	INR	125,496,350	USD	(1,902,445)	1/27/16	(16,211)
DB	INR	64,954,250	USD	(977,343)	2/4/16	(2,651)
DB	INR	6,000,000	USD	(89,285)	4/28/16	(486)
DB	JPY	(195,626,900)	USD	1,578,718	1/14/16	(49,283)
DB	JPY	(13,360,000)	USD	107,533	2/12/16	(3,716)
DB	JPY	(280,442,000)	USD	2,345,357	2/22/16	9,609
DB	JPY	(11,260,000)	USD	91,527	2/24/16	(2,259)
DB	JPY	(54,738,000)	USD	463,331	2/29/16	7,363
DB	JPY	(97,000,000)	USD	787,682	6/13/16	(23,340)
DB	JPY	(25,363,000)	USD	206,015	8/18/16	(6,633)
DB	JPY	(23,347,000)	USD	196,275	8/29/16	434
DB	JPY	(284,100,000)	USD	2,392,018	10/13/16	4,124
DB	KRW	25,405,920,000	USD	(21,600,000)	3/21/16	(14,773)
DB	MYR	(361,000)	USD	93,046	1/14/16	9,054
DB	NZD	(250,000)	USD	162,550	1/11/16	(8,318)
DB	PHP	4,600,000	USD	(99,031)	4/28/16	(1,671)
GCM	DKK	(11,630,245)	USD	1,782,959	2/17/16	87,081
GSC	EUR	(970,000)	USD	1,066,510	1/27/16	11,692
GSC	EUR	(97,000)	USD	111,501	2/9/16	5,985
GSC	EUR	(203,000)	USD	223,042	2/12/16	2,201
GSC	EUR	(115,000)	USD	132,126	2/17/16	7,004

LVIP Global Income Fund—18

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
GSC	EUR	(390,000)	USD	428,376	3/31/16	$3,548
GSC	EUR	(1,929,000)	USD	2,139,415	4/29/16	36,147
GSC	EUR	(388,556)	USD	424,699	5/9/16	901
GSC	EUR	(210,000)	USD	225,844	5/12/16	(3,225)
GSC	EUR	(456,438)	USD	493,833	5/16/16	(4,118)
GSC	EUR	(305,000)	USD	327,820	5/24/16	(5,008)
GSC	EUR	(275,000)	USD	311,608	10/11/16	9,842
GSC	EUR	(311,000)	USD	333,438	12/2/16	(8,581)
GSC	JPY	(43,530,000)	USD	372,130	1/27/16	9,774
GSC	JPY	(52,074,000)	USD	441,885	2/12/16	8,261
GSC	JPY	(169,827,630)	USD	1,440,083	2/17/16	25,768
GSC	JPY	(24,447,000)	USD	199,232	5/12/16	(4,953)
GSC	JPY	(170,648,500)	USD	1,403,994	12/2/16	(33,530)
HSBC	EUR	(3,623,062)	KRW	4,867,766,000	3/31/16	188,596
HSBC	EUR	(94,000)	USD	104,518	3/9/16	2,187
HSBC	EUR	(520,000)	USD	584,409	3/31/16	17,973
HSBC	EUR	(799,545)	USD	851,915	4/18/16	(19,546)
HSBC	EUR	(3,710,250)	USD	4,206,087	6/6/16	155,584
HSBC	EUR	(1,775,000)	USD	1,959,422	8/5/16	17,141
HSBC	EUR	(461,000)	USD	522,824	10/13/16	16,912
HSBC	INR	484,108,000	USD	(7,296,189)	1/8/16	5,976
HSBC	INR	38,132,000	USD	(578,276)	1/29/16	(5,145)
HSBC	INR	25,151,000	USD	(378,717)	2/5/16	(1,123)
HSBC	INR	124,417,000	USD	(1,846,694)	2/16/16	17,880
HSBC	JPY	(50,970,000)	USD	415,207	1/19/16	(9,009)
HSBC	JPY	(53,562,442)	USD	457,730	1/28/16	11,851
HSBC	JPY	(246,670,000)	USD	2,093,990	2/12/16	39,949
HSBC	JPY	(22,597,000)	USD	183,648	2/24/16	(4,566)
HSBC	JPY	(36,590,000)	USD	310,174	2/25/16	5,404
HSBC	JPY	(39,672,000)	USD	332,177	2/29/16	1,709
HSBC	JPY	(53,500,000)	USD	450,052	3/4/16	4,323
HSBC	JPY	(7,824,000)	USD	64,017	5/25/16	(1,358)
HSBC	JPY	(345,200,000)	USD	2,811,876	6/9/16	(73,978)
HSBC	JPY	(292,980,000)	USD	2,363,409	6/10/16	(85,970)
HSBC	JPY	(51,004,000)	USD	413,926	8/22/16	(13,777)
HSBC	JPY	(569,000,000)	USD	4,788,151	10/11/16	6,065
HSBC	JPY	(19,870,000)	USD	163,156	11/14/16	(4,092)
JPMC	AUD	(2,400,000)	IDR	26,400,000,000	6/23/16	90,509
JPMC	AUD	(1,054,022)	IDR	11,570,000,000	6/24/16	37,878
JPMC	AUD	(7,096,648)	USD	5,081,200	4/28/16	(61,605)
JPMC	AUD	(7,412,000)	USD	5,247,696	5/18/16	(118,938)
JPMC	AUD	(5,428,000)	USD	3,821,312	5/19/16	(108,641)
JPMC	CLP	600,075,000	USD	(860,482)	2/8/16	(17,557)
JPMC	CLP	10,067,000	USD	(14,213)	2/12/16	(79)
JPMC	CLP	66,100,000	USD	(91,380)	2/25/16	1,290
JPMC	CLP	3,644,767,200	USD	(5,092,946)	3/3/16	12,985
JPMC	CLP	103,600,000	USD	(144,169)	3/16/16	770
JPMC	EUR	(4,169,324)	KRW	5,478,200,000	4/14/16	109,354
JPMC	EUR	(4,288,000)	USD	5,071,413	1/15/16	409,878
JPMC	EUR	(4,269,000)	USD	5,044,463	1/19/16	403,115
JPMC	EUR	(4,310,000)	USD	5,045,410	1/25/16	358,775
JPMC	EUR	(214,000)	USD	245,682	2/17/16	12,845
JPMC	EUR	(324,000)	USD	359,019	2/22/16	6,453
JPMC	EUR	(51,000)	USD	54,613	3/16/16	(918)
JPMC	EUR	(90,000)	USD	102,483	4/13/16	4,405

LVIP Global Income Fund—19

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	EUR	(566,000)	USD	604,838	4/14/16	$(11,990)
JPMC	EUR	(108,077)	USD	117,746	4/21/16	(63)
JPMC	EUR	(81,085)	USD	93,062	5/20/16	4,591
JPMC	EUR	(292,994)	USD	328,450	5/26/16	8,703
JPMC	EUR	(90,000)	USD	102,708	7/13/16	4,321
JPMC	EUR	(1,774,000)	USD	1,978,524	7/29/16	37,908
JPMC	EUR	(784,000)	USD	873,270	8/22/16	14,770
JPMC	EUR	(3,750,000)	USD	4,248,881	9/6/16	139,945
JPMC	EUR	(170,000)	USD	192,081	10/7/16	5,566
JPMC	EUR	(90,000)	USD	102,970	10/13/16	4,203
JPMC	EUR	(110,916)	USD	119,868	11/14/16	(2,018)
JPMC	EUR	(395,000)	USD	439,607	12/15/16	4,971
JPMC	INR	471,150,000	USD	(7,169,705)	1/19/16	(76,236)
JPMC	INR	998,000	USD	(14,897)	2/23/16	42
JPMC	JPY	(176,475,000)	USD	1,518,868	1/20/16	50,058
JPMC	JPY	(163,630,000)	USD	1,380,873	2/16/16	18,199
JPMC	JPY	(174,740,000)	USD	1,479,111	2/17/16	23,886
JPMC	JPY	(113,300,000)	USD	956,138	3/3/16	12,231
JPMC	JPY	(24,468,902)	USD	203,576	3/29/16	(493)
JPMC	JPY	(5,819,000)	USD	48,726	3/31/16	192
JPMC	JPY	(286,000,000)	USD	2,387,670	4/7/16	1,717
JPMC	JPY	(333,310,000)	USD	2,805,120	4/20/16	23,285
JPMC	JPY	(160,970,000)	USD	1,365,122	4/21/16	21,607
JPMC	JPY	(26,934,000)	USD	226,781	5/20/16	1,764
JPMC	JPY	(271,440,000)	USD	2,202,058	6/13/16	(67,468)
JPMC	JPY	(114,500,000)	USD	933,113	6/16/16	(24,323)
JPMC	JPY	(286,000,000)	USD	2,393,285	7/7/16	(125)
JPMC	JPY	(59,316,000)	USD	503,484	8/26/16	5,991
JPMC	JPY	(11,285,000)	USD	94,433	8/31/16	(236)
JPMC	JPY	(124,260,500)	USD	1,218,240	9/2/16	175,721
JPMC	JPY	(286,000,000)	USD	2,400,416	10/7/16	(2,805)
JPMC	JPY	(176,475,000)	USD	1,502,695	10/19/16	19,005
JPMC	JPY	(274,457,000)	USD	2,251,844	11/14/16	(58,295)
MSC	CLP	456,154,400	USD	(643,286)	1/11/16	(375)
MSC	CLP	115,825,000	USD	(163,761)	1/19/16	(675)
MSC	CLP	253,545,000	USD	(366,967)	1/22/16	(10,096)
MSC	CLP	42,500,000	USD	(58,945)	1/25/16	852
MSC	CLP	92,140,000	USD	(132,176)	2/8/16	(2,747)
MSC	CLP	115,825,000	USD	(163,269)	2/16/16	(719)
MSC	CLP	253,545,000	USD	(351,413)	2/22/16	4,170
MSC	EUR	(267,000)	USD	292,672	3/10/16	1,998
MSC	EUR	(788,000)	USD	869,952	7/18/16	8,340
MSC	EUR	(1,139,000)	USD	1,245,097	7/22/16	(512)
MSC	EUR	(196,000)	USD	221,296	8/15/16	6,735
MSC	EUR	(196,000)	USD	219,753	8/17/16	5,173
MSC	JPY	(48,880,000)	USD	406,337	3/22/16	(1,201)
MSC	JPY	(256,633,500)	USD	2,136,075	6/16/16	(9,866)
MSC	JPY	(12,000,000)	USD	96,909	8/8/16	(3,657)
MSC	JPY	(328,879,680)	USD	2,784,708	10/17/16	19,943
MSC	JPY	(9,000,000)	USD	74,144	11/16/16	(1,617)
SCB	EUR	(230,000)	USD	246,841	4/13/16	(3,805)
SCB	EUR	(3,415,000)	USD	3,667,573	5/12/16	(57,536)
SCB	EUR	(107,800)	USD	117,199	6/9/16	(498)
SCB	JPY	(46,050,000)	USD	390,850	1/14/16	7,624
SCB	JPY	(63,360,000)	USD	513,210	1/19/16	(14,126)

LVIP Global Income Fund—20

LVIP Global Income Fund

Statement of Net Assets (continued)

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts (continued)

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
SCB	JPY	(18,274,000)	USD	148,803	5/12/16	$ (3,825)
SCB	JPY	(5,370,800)	USD	43,939	5/16/16	(924)
SCB	JPY	(31,894,000)	USD	269,056	5/26/16	2,549

						$3,649,802

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
49	U.S. Treasury 2 yr Notes	$10,662,217	$10,644,484	4/1/16	$(17,733)
(64)	U.S. Treasury 5 yr Notes	(7,595,082)	(7,572,500)	4/1/16	22,582
(12)	U.S. Treasury 10 yr Notes	(1,515,489)	(1,510,875)	3/22/16	4,614
(2)	U.S. Treasury Long Bond	(307,933)	(307,500)	3/22/16	433
					$ 9,896

Swap Contracts

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[2]	Annual Protection Payments (Receipts)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Purchased/Moody’s Rating:
	Alcatel-Lucent SA
BCLY	6.50% 1/15/28/WR	600,000	5.00%	9/20/17	$ (45,744)	$ (2,394)
	CenturyLink
BCLY	6.00% 4/1/17/Ba2	1,000,000	5.00%	6/20/17	(58,785)	5,549
	Pactiv
BCLY	8.125% 6/15/17/Caa2	1,000,000	5.00%	6/20/17	(44,440)	(14,258)
	Tenet Healthcare
BCLY	6.875% 11/15/31/B3	400,000	5.00%	3/20/19	(29,111)	14,115
	Beazer Homes USA
CITI	9.125% 5/15/19/Caa1	3,000,000	5.00%	6/20/19	(109,344)	143,148
	Denali Intermediate
CITI	7.10% 4/15/28/Ba3	1,500,000	1.00%	6/20/16	(700)	1,400
	Kinder Morgan
CITI	3.95% 9/1/22/Baa3	800,000	5.00%	3/20/20	(146,613)	74,175
	Lennar
CITI	4.75% 12/15/17/Ba2	200,000	5.00%	9/20/19	(16,778)	(7,815)
	Lennar
CITI	4.75% 12/15/17/Ba2	300,000	5.00%	12/20/19	(30,077)	(8,003)
	Owens-Illinois
CITI	7.80% 5/15/18/B2	150,000	5.00%	6/20/18	(15,480)	(1,373)
JPMC	DPL 7.25% 10/15/21/Ba3	350,000	5.00%	12/20/16	(11,880)	(1,016)
	Talen Energy Supply
JPMC	6.50% 5/1/18/Ba3	2,000,000	5.00%	6/20/16	(39,889)	6,664
	Tenet Healthcare
JPMC	6.875% 11/15/31/B3	400,000	5.00%	12/20/16	(15,451)	293
	Toys R Us
JPMC	7.375% 10/15/18/Caa2	500,000	5.00%	12/20/18	100,818	94,358

						$304,843

LVIP Global Income Fund—21

LVIP Global Income Fund

Statement of Net Assets (continued)

Swap Contracts

CDS Contracts (continued)

Counterparty	Swap Referenced Obligation	Notional Value[2]		Annual Protection Payments (Receipts)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Sold/Moody’s Rating:
	Anadarko Petroleum
BCLY	6.95% 6/15/19/Baa2		500,000	1.00%	9/20/19	$ 8,734	$ (34,048)
	Engie SA
BCLY	5.125% 2/19/18/A1	EUR	400,000	1.00%	9/20/20	11,921	(3,911)
	iHeartMedia Capital l
BCLY	6.875% 6/15/18/Ca		250,000	5.00%	6/20/18	(43,728)	(121,320)
	Beazer Homes USA
CITI	9.125% 5/15/19/Caa1		200,000	5.00%	9/20/19	3,029	(7,376)
	Beazer Homes USA
CITI	9.125% 5/15/19/Caa1		300,000	5.00%	12/20/19	6,787	(16,254)
	Orange SA
CITI	5.625% 5/22/18/Baa1	EUR	400,000	1.00%	9/20/20	7,812	(1,005)
	United Mexican States
CITI	5.95% 3/19/19/A3		200,000	1.00%	6/20/20	(2,139)	(2,787)
	General Electric
JPMC	5.625% 9/15/17/A1		1,500,000	1.00%	3/20/19	14,501	19,545
	PSEG Power
JPMC	5.50% 12/1/15/WR		800,000	1.00%	3/20/20	(9,386)	10,525
	Tenet Healthcare
JPMC	6.875% 11/15/31/B3		400,000	5.00%	12/20/18	25,095	(5,423)

							$(162,054)

Total							$ 142,789

Interest Rate Swap Contracts

Counterparty	Notional Value[2]	Fixed Interest Rate Paid	Floating Interest Rate Received	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
JPMC IRS 3-Month USD-BBA-LIBOR	14,880,000	3.018%	0.377%	8/22/23	$—	$(1,094,609)
JPMC IRS 3-Month USD-BBA-LIBOR	8,500,000	3.848%	0.377%	8/22/43	—	(2,188,470)
LCH-DB IRS 3-Month USD-BBA-LIBOR	24,860,000	0.925%	0.317%	10/17/17	—	77,733
LCH-DB IRS 3-Month USD-BBA-LIBOR	4,530,000	2.730%	0.323%	7/7/24	—	(236,424)
LCH-DB IRS 3-Month USD-BBA-LIBOR	1,450,000	1.977%	0.603%	3/27/25	—	18,975
LCH-DB IRS 3-Month USD-BBA-LIBOR	1,450,000	1.985%	0.603%	3/27/25	—	18,067
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	3,350,000	2.250%	0.593%	3/16/23	(72,911)	18,506
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	7,650,000	1.914%	0.320%	1/22/25	—	130,235
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	9,560,000	1.969%	0.316%	1/23/25	—	118,087
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	5,640,000	1.973%	0.322%	1/27/25	—	68,380
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	1,410,000	1.936%	0.323%	1/29/25	—	21,397
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	1,190,000	1.941%	0.321%	1/30/25	—	17,591
LCH-JPMC IRS 3-Month USD-BBA-LIBOR	1,880,000	1.816%	0.334%	2/3/25	—	47,926

Total						$(2,982,606)

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP Global Income Fund—22

LVIP Global Income Fund

Statement of Net Assets (continued)

1See Note 7 in “Notes to Financial Statements.”

2Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BBA-LIBOR–British Bankers Association London

  Interbank Offered Rate

BCLY–Barclays Bank

BNYM–Bank of New York Mellon

BRL–Brazilian Real

CAD–Canadian Dollar

CITI–Citigroup Global Markets

CDO–Collateralized Debt Obligation

CDS–Credit Default Swap

CLO–Collateralized Loan Obligation

CLP–Chilean Peso

DB–Deutsche Bank

DKK–Danish Krone

EUR–Euro

GBP–British Pound Sterling

GCM–Greenwich Capital Management

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

HUF–Hungarian Forint

IDR–Indonesia Rupiah

INR–Indian Rupee

IRS–Interest Rate Swap

JPMC–JPMorgan Chase Bank

JPY–Japanese Yen

KRW–South Korean Won

LCH–London Clearing House

MSC–Morgan Stanley Capital

MXN–Mexican Peso

MYR–Malaysian Ringgit

NZD–New Zealand Dollar

O.A.T.–Obligations Assimilables du Tresor

PEN–Peruvian Nuevo Sol

PHP–Philippine Peso

PLN–Polish Zloty

REIT–Real Estate Investment Trust

REL–Real Estate

SCB–Standard Chartered Bank

SEK–Swedish Krona

SGD–Singapore Dollar

USD–United States Dollar

Yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund—23

LVIP Global Income Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$29,673,028
Dividends	6,708
Foreign tax withheld	(2,269)

29,677,467

EXPENSES:
Management fees	8,247,459
Distribution fees-Service Class	1,608,137
Accounting and administration expenses	303,615
Custodian fees	199,526
Reports and statements to shareholders	116,647
Pricing fees	111,421
Professional fees	68,018
Trustees’ fees and expenses	33,029
Consulting fees	2,780
Other	13,097

10,703,729
Less management fees waived	(888,188)

Total operating expenses	9,815,541

NET INVESTMENT INCOME	19,861,926

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,889,101
Foreign currencies	(71,039,737)
Foreign currency exchange contracts	64,989,196
Futures contracts	(315,363)
Swap contracts	(1,330,570)

Net realized loss	(807,373)

Net change in unrealized appreciation (depreciation) of:
Investments*	(19,269,581)
Foreign currencies	183,363
Foreign currency exchange contracts	(28,953,658)
Futures contracts	23,818
Swap contracts	(39,710)

Net change in unrealized appreciation (depreciation)	(48,055,768)

NET REALIZED AND UNREALIZED LOSS	(48,863,141)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,001,215)

*Includes $83,975 capital gain taxes accrued.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund

Statements of Changes in Net Assets

	Year Ended

	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,861,926	$22,168,030
Net realized gain (loss)	(807,373)	2,727,866
Net change in unrealized appreciation (depreciation)	(48,055,768)	(1,815,238)

Net increase (decrease) in net assets resulting from operations	(29,001,215)	23,080,658

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(15,003,478)	(5,088,016)
Service Class	(19,117,097)	(2,135,606)
Net realized gain:
Standard Class	(4,245,424)	(1,206,181)
Service Class	(5,879,830)	(860,276)

	(44,245,829)	(9,290,079)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	64,021,194	208,975,497
Service Class	113,065,914	136,777,278
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,248,902	6,294,197
Service Class	24,996,926	2,995,882

	221,332,936	355,042,854

Cost of shares redeemed:
Standard Class	(489,878,322)	(186,200,980)
Service Class	(84,436,651)	(56,692,982)

	(574,314,973)	(242,893,962)

Increase (decrease) in net assets derived from capital share transactions	(352,982,037)	112,148,892

NET INCREASE (DECREASE) IN NET ASSETS	(426,229,081)	125,939,471
NET ASSETS:
Beginning of year	1,439,155,273	1,313,215,802

End of year	$1,012,926,192	$1,439,155,273

Distributions in excess of net investment income	$(12,514,700)	$(496,186)

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–24

LVIP Global Income Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.556	$11.427	$11.804	$11.193	$11.574

Income (loss) from investment operations:
Net investment income[1]	0.193	0.195	0.187	0.216	0.284
Net realized and unrealized gain (loss)	(0.427)	0.021	(0.513)	0.646	(0.151)

Total from investment operations	(0.234)	0.216	(0.326)	0.862	0.133

Less dividends and distributions from:
Net investment income	(0.362)	(0.070)	(0.030)	(0.229)	(0.498)
Net realized gain	(0.102)	(0.017)	(0.021)	(0.022)	(0.016)

Total dividends and distributions	(0.464)	(0.087)	(0.051)	(0.251)	(0.514)

Net asset value, end of period	$10.858	$11.556	$11.427	$11.804	$11.193

Total return[2]	(2.02% )	1.88%	(2.76% )	7.69%	1.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$379,407	$819,163	$781,803	$412,853	$135,791
Ratio of expenses to average net assets	0.65%	0.64%	0.69%	0.71%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.71%	0.74%	0.76%	0.78%
Ratio of net investment income to average net assets	1.69%	1.68%	1.63%	1.84%	2.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.61%	1.58%	1.79%	2.36%
Portfolio turnover	54%	81%	51%	31%	42%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–25

LVIP Global Income Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Global Income Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.540	$11.412	$11.818	$11.207	$11.589

Income (loss) from investment operations:
Net investment income[1]	0.163	0.166	0.158	0.186	0.256
Net realized and unrealized gain (loss)	(0.425)	0.020	(0.513)	0.647	(0.152)

Total from investment operations	(0.262)	0.186	(0.355)	0.833	0.104

Less dividends and distributions from:
Net investment income	(0.333)	(0.041)	(0.030)	(0.200)	(0.470)
Net realized gain	(0.102)	(0.017)	(0.021)	(0.022)	(0.016)

Total dividends and distributions	(0.435)	(0.058)	(0.051)	(0.222)	(0.486)

Net asset value, end of period	$10.843	$11.540	$11.412	$11.818	$11.207

Total return[2]	(2.27% )	1.62%	(3.01% )	7.43%	0.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$633,519	$619,992	$531,413	$504,516	$411,157
Ratio of expenses to average net assets	0.90%	0.89%	0.94%	0.96%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	0.96%	0.99%	1.01%	1.03%
Ratio of net investment income to average net assets	1.44%	1.43%	1.38%	1.59%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.37%	1.36%	1.33%	1.54%	2.11%
Portfolio turnover	54%	81%	51%	31%	42%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Global Income Fund–26

LVIP Global Income Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek current income consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. U.S. government and agency securities are valued at their mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Global Income Fund–27

LVIP Global Income Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-advisers, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Mondrian Investment Partners Ltd. (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Mondrian a fee based on Mondrian’s managed portion of the Fund’s average daily net assets.

Franklin Advisers, Inc. (“Franklin”) is also responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Franklin a fee based on Franklin’s managed portion of the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$56,371
Legal	15,696

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $93,242 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$508,897
Distribution fees payable to LFD	134,353

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Global Income Fund–28

LVIP Global Income Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$486,970,818
Purchases of U.S. government securities	66,478,164
Sales other than U.S. government securities	648,006,674
Sales of U.S. government securities	185,273,814

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,029,948,483

Aggregate unrealized appreciation	$22,570,994
Aggregate unrealized depreciation	(71,910,546)

Net unrealized depreciation	$(49,339,552)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Agency Collateralized Mortgage Obligation	$—	$1,649,478	$1,649,478
Agency Mortgage-Backed Securities	—	4,720,351	4,720,351
Commercial Mortgage-Backed Securities	—	13,638,975	13,638,975
Corporate Bonds	—	78,855,150	78,855,150
Municipal Bonds	—	1,056,176	1,056,176
Non-Agency Asset-Backed Securities	—	21,614,728	21,614,728
Non-Agency Collateralized Mortgage Obligations	—	8,702,792	8,702,792
Senior Secured Loans	—	8,004,102	8,004,102
Sovereign Bonds	—	531,735,388	531,735,388
Supranational Banks	—	18,101,165	18,101,165
U.S. Treasury Obligations	—	217,359,615	217,359,615
Money Market Fund	54,131,011	—	54,131,011
Short-Term Investments	—	21,040,000	21,040,000

Total	$54,131,011	$926,477,920	$980,608,931

Foreign Currency Exchange Contracts and Foreign Cross Currency Exchange Contracts	$—	$3,649,802	$3,649,802

Futures Contracts	$9,896	$—	$9,896

Swap Contracts	$—	$(2,839,817)	$(2,839,817)

There were no Level 3 investments at the beginning or end of the year.

LVIP Global Income Fund–29

LVIP Global Income Fund

Notes to Financial Statements (continued)

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$35,816,122	$7,314,141
Long-term capital gains	8,429,707	1,975,938

Total	$44,245,829	$9,290,079

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,071,254,528
Undistributed long-term capital gains	4,358,298
Straddle losses deferred	(2,431,348)
Qualified late year ordinary losses deferred	(7,817,468)
Net unrealized depreciation	(52,437,818)

Net assets	$1,012,926,192

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, swap contracts, mark-to-market of futures contracts and mark-to-market of foreign currency exchange contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized on investment transactions from November 1, 2015 through December 31, 2015 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, paydowns gain (loss) on asset- and mortgage-backed securities, swap contracts and net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Distributions In Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in capital
$2,240,135	$5,078,414	$(7,318,549)

LVIP Global Income Fund–30

LVIP Global Income Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	5,587,335	18,003,939
Service Class	9,928,763	11,794,425
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,771,969	540,785
Service Class	2,302,590	257,577

	19,590,657	30,596,726

Shares redeemed:
Standard Class	(43,302,286)	(16,074,773)
Service Class	(7,531,372)	(4,893,278)

	(50,833,658)	(20,968,051)

Net increase (decrease)	(31,243,001)	9,628,675

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts–The Fund enters into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or hedge against changes in interest rates.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities, (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees

LVIP Global Income Fund–31

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2015, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.

As disclosed in the footnotes to the Statement of Net Assets, at December 31, 2015, the notional value of the protection sold was EUR 800,000 and USD 4,150,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2015, net unrealized depreciation of the protection sold was $162,054.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.

LVIP Global Income Fund–32

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$6,502,665	Receivables and other assets net of liabilities	$(2,852,863)
Interest rate contracts (Futures contracts)	Receivables and other assets net of liabilities	27,629	Receivables and other assets net of liabilities	(17,733)
Credit contracts (Swap contracts)	Receivables and other assets net of liabilities	369,772	Receivables and other assets net of liabilities	(226,983)
Interest rate contracts (Swap contracts)	Receivables and other assets net of liabilities	536,897	Receivables and other assets net of liabilities	(3,519,503)

Total		$7,436,963		$(6,617,082)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$64,989,196	$(28,953,658)
Interest rate contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(315,363)	23,818
Credit contracts (Swap contracts)	Net realized loss from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(112,594)	171,823
Interest rate contracts (Swap contracts)	Net realized loss from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(1,217,976)	(211,533)

Total		$63,343,263	$(28,969,550)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	127,544,241	USD	458,424,306
Futures contracts (average notional value)	USD	1,753,170	USD	19,703,609
CDS contracts (average notional value)*	EUR	—	EUR	660,516
CDS contracts (average notional value)*	USD	12,338,889	USD	5,745,421
Interest rate swap contracts (average notional value)	USD	81,494,167	USD	—

*Asset represents buying protection and liability represents selling protection.

At December 31, 2015, the Fund received $640,000 cash collateral and $325,000 securities collateral (comprised of U.S. agency securities) for certain open derivatives.

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy

LVIP Global Income Fund–33

LVIP Global Income Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Barclays Bank	$ 558,773	$ (302,727)	$ 256,046
Citigroup Global Markets	360,420	(473,484)	(113,064)
JPMorgan Chase Bank	2,608,069	(3,859,041)	(1,250,972)
Standard Chartered Bank	10,173	(80,714)	(70,541)
Total	$3,537,435	$(4,715,966)	$(1,178,531)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Barclays Bank	$ 256,046	$ —	$(256,046)	$—	$ —	$ —
Citigroup Global Markets	(113,064)	—	—	—	113,064	—
JPMorgan Chase Bank	(1,250,972)	(325,000)	—	—	1,575,972	—
Standard Chartered Bank	(70,541)	—	—	—	—	(70,541)
Total	$(1,178,531)	$(325,000)	$(256,046)	$—	$1,689,036	$(70,541)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.

8. Credit and Market Risk

Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies or defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material

LVIP Global Income Fund–34

LVIP Global Income Fund

Notes to Financial Statements (continued)

8. Credit and Market Risk (continued)

adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investment in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Global Income Fund–35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Global Income Fund

We have audited the accompanying statement of net assets of the LVIP Global Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Global Income Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Global Income Fund–36

LVIP Global Income Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
19.05%	80.95%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory. The Board also considered that LIAC provided oversight of two subadvisers, Franklin and Mondrian.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to unaffiliated subadvisers responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadvisers and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadvisers’ investment performance.

LVIP Global Income Fund–37

LVIP Global Income Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2016. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016 for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreements

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board considered the services provided by Franklin, the backgrounds of the portfolio managers and Franklin’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. In considering investment performance, the Board considered that Franklin and Mondrian each managed approximately half of the Fund’s assets. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Bond funds category and the Citi WGBI USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and three year periods and below the median return of the Morningstar peer group and above the benchmark index for the five year period. The Board determined that the services provided by Franklin and Mondrian were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints compared to other similar funds in the same strategy for each of Franklin and Mondrian. The Board considered that the subadvisory fee schedules with Franklin and Mondrian were negotiated between LIAC and Franklin and Mondrian, respectively, which are unaffiliated third parties. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee was negotiated between LIAC and Franklin, an unaffiliated party, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided by Franklin as to any additional benefits it receives, and noted that Franklin stated that there was an indirect reputational benefit.

The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board reviewed materials provided by Mondrian as to any additional benefits it receives, and noted that Mondrian stated that it may receive proprietary research with respect to the Fund’s brokerage commissions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Global Income Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Global Income Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Global Income Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Global Income Fund–41

LVIP Goldman Sachs Income Builder Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2015

LVIP Goldman Sachs Income Builder Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Goldman Sachs Income Builder Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (3.85%) (Standard Share class with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the Goldman Sachs Income Builder Composite1, returned (3.22%), and its broad-based benchmarks, the Bank of America Merrill Lynch US High Yield BB-B Constrained Index2, returned (2.79%) and the Russell 1000® Value Index3 returned (3.83%).

The S&P 500® Index4 gained 1.38% in 2015. Central bank policy, a commodity selloff and global growth concerns were the key themes for U.S. equities throughout 2015. As evidence of a U.S. economic recovery mounted, the expectations of a Federal Reserve Board (Fed) rate hike increased. The resulting U.S. dollar strength paradoxically hurt U.S. equity performance, despite economic fundamentals. The S&P 500® Index further fell victim to the sharp global correction in August, due to concerns over China’s economic weakness and was exacerbated by a surprise devaluation of its currency. After holding the Fed funds rate in September and October, the U.S. central bank unanimously voted for a 25 basis point (bp) hike in December, a move that was largely expected by markets. The fairly dovish language in the announcement, which emphasized “gradual” future adjustments to policy, helped assuage market concerns. Consumer sectors, such as consumer discretionary, health care and consumer staples, were the best performing sectors in 2015, in part benefiting from further oil price declines. In contrast, declining oil prices hurt the energy sector, which was down (21.8%) over 2015 and the worst performing sector by far.

After a strong first half of 2015, the high yield corporate bond market sold off heavily in the second half of the year amid continued pressure on oil prices and uncertainty around the first Fed rate hike. High yield total return for the year amounted to (4.43%), as the average price fell from $99.09 to $89.10 (Barclays US High Yield 2% Issuer Capped Bond Index5). Option adjusted spreads widened 187 bps, finishing the year at 660 bps. Single-B and triple-C credits underperformed, returning (4.63%) and (12.11%), respectively, over the year, while double-Bs returned (1.00%). High yield underperformed both bank loans (0.82%) and the S&P 500® Index 1.38%. Bond yields (yield to worst) ended the year 213 bps higher at 8.74%. High yield issuance totalled $293 billion in 2015, compared to $356 billion in 2014. Default rates remained benign in comparison to historical averages, finishing the year at 1.82%.

Within equities, positive drivers of total returns were stock selection within the industrials and health care sectors, along with security selection of General Electric Company (1.6% of the portfolio), Altera Corp. (0%) and Direct Line Insurance Group (0%). The most significant drivers of negative total returns were stock selection within the energy sector, specifically energy infrastructure companies and financials sectors, along with security selection of Viacom, Inc. (0.7%), Energy Transfer Partners (0.3%) and Plains All American Pipeline, L.P. (0.0%).

Within fixed income securities, the largest contributor to total returns was our exposure to high yield consumer non-cyclicals and consumer cyclicals. The most significant drivers of negative total returns were exposure to high yield energy and corporate credit beta, as high yield sold off over the second half of 2015.

Given that the primary goals of the Fund are to provide investors with an attractive and sustainable yield, to provide attractive total return and to target lower volatility relative to the equity markets, the Fund does not explicitly manage returns relative to the benchmark. However, the Fund does manage interest rate sensitivity through an active duration strategy, which is managed against the benchmark. The duration strategy of the Fund detracted from performance, due to its short duration view over the time period.

Ron Arons

Andrew Braun

David Beers

Lale Topcuoglu

Goldman Sachs Asset Management, L.P.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Goldman Sachs Income Builder Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,692 for the Standard Class shares and to $9,651 for the Service Class shares. For comparison, look at how the Goldman Sachs Income Builder Composite, Bank of America Merrill Lynch US High Yield BB-B Constrained Index and Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased (decreased) to $10,103, $9,702 and $10,491, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Goldman Sachs Income Builder Fund–1

LVIP Goldman Sachs Income Builder Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 3.85%

Inception (5/1/14)	– 1.86%

Service Class Shares

One Year	– 4.09%

Inception (5/1/14)	– 2.10%

1.	The Goldman Sachs Income Builder Composite is constructed as follows: 50% Barclays Capital U.S. High Yield BB-B Constrained Index, 50% Russell 1000 Value Index.

2.

The Bank of America Merrill Lynch US High Yield BB-B Constrained Index contains all securities in the BofA Merrill Lynch US High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.

3.	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP Goldman Sachs Income Builder Fund–2

LVIP Goldman Sachs Income Builder Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$ 952.20	0.75%	$3.69
Service Class Shares	1,000.00	951.00	1.00%	4.92

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Goldman Sachs Income Builder Fund–3

LVIP Goldman Sachs Income Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (unaudited)

As of December 31, 2015

Sector and geographical designations may be different than those presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	42.05%

U.S. Markets	33.07%
Aerospace & Defense	0.46%
Air Freight & Logistics	0.44%
Banks	3.96%
Beverages	0.23%
Capital Markets	1.25%
Chemicals	0.56%
Communications Equipment	1.62%
Consumer Finance	0.61%
Containers & Packaging	0.76%
Diversified Telecommunication Services	1.82%
Electric Utilities	2.42%
Food & Staples Retailing	0.91%
Health Care Equipment & Supplies	0.50%
Health Care Providers & Services	0.49%
Hotels, Restaurants & Leisure	0.35%
Household Products	0.49%
Industrial Conglomerates	1.60%
Insurance	2.31%
Media	0.67%
Oil, Gas & Consumable Fuels	2.20%
Pharmaceuticals	3.65%
Real Estate Investment Trusts	2.57%
Semiconductors & Semiconductor Equipment	0.89%
Software	0.78%
Specialty Retail	0.45%
Technology Hardware, Storage & Peripherals	0.73%
Tobacco	0.35%

Developed Markets	8.98%
Banks	1.08%
Capital Markets	0.59%
Communications Equipment	0.37%
Diversified Telecommunication Services	0.31%
Electric Utilities	0.49%
Household Products	0.44%
Insurance	0.77%
Machinery	0.43%
Oil, Gas & Consumable Fuels	1.31%
Personal Products	0.46%
Pharmaceuticals	0.99%
Specialty Retail	0.75%
Transportation Infrastructure	0.37%
Wireless Telecommunication Services	0.62%

Convertible Preferred Stock	4.15%

Preferred Stock	0.64%

Master Limited Partnerships	1.61%

Security Type/Sector	Percentage of Net Assets

Corporate Bonds	39.45%

Airlines	0.52%
Banks	3.90%
Beverages	0.73%
Chemicals	0.47%
Commercial Services & Supplies	0.13%
Communications Equipment	0.22%
Construction & Engineering	0.51%
Consumer Finance	0.74%
Diversified Telecommunication Services	2.51%
Food & Staples Retailing	0.52%
Health Care Providers & Services	4.28%
Hotels, Restaurants & Leisure	0.75%
Household Durables	0.48%
Household Products	1.03%
Independent Power & Renewable Electricity Producers	1.09%
Internet & Catalog Retail	0.52%
IT Services	0.96%
Media	4.89%
Metals & Mining	0.23%
Oil, Gas & Consumable Fuels	3.86%
Pharmaceuticals	0.24%
Real Estate Investment Trusts	1.25%
Real Estate Management & Development	0.24%
Semiconductors & Semiconductor Equipment	0.50%
Software	1.69%
Specialty Retail	0.26%
Technology Hardware, Storage & Peripherals	0.73%
Thrifts & Mortgage Finance	0.43%
Tobacco	0.82%
Trading Companies & Distributors	1.17%
Wireless Telecommunication Services	3.78%

Senior Secured Loans	6.95%

Money Market Fund	8.01%

Total Value of Securities	102.86%

Liabilities Net of Receivables and Other Assets	(2.86%)

Total Net Assets	100.00%

LVIP Goldman Sachs Income Builder Fund–4

LVIP Goldman Sachs Income Builder Fund

Security Type/Sector Allocations, Top 10 Equity Holdings and Geography Allocations (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

JPMorgan Chase	1.99%
Pfizer	1.84%
AT&T	1.82%
General Electric	1.60%
Exxon Mobil	1.36%
Wells Fargo	1.26%
Merck	1.25%
Prudential Financial	1.10%
Verizon Communications	1.08%
SCE Trust III	1.05%

Total	14.35%

Geography	Percentage of Net Assets

Australia	0.72%
Canada	2.49%
Cayman Islands	0.49%
France	1.17%
Luxembourg	1.09%
Netherlands	0.99%
Spain	1.53%
Sweden	1.55%
Switzerland	1.28%
United Kingdom	1.52%
United States	82.02%

Total	94.85%

IT–Information Technology

LVIP Goldman Sachs Income Builder Fund–5

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–42.05%
U.S. MARKETS–33.07%
Aerospace & Defense–0.46%
Boeing	324	$46,847

		46,847

Air Freight & Logistics–0.44%
United Parcel Service Class B	462	44,458

		44,458

Banks–3.96%
BB&T	689	26,051
JPMorgan Chase	3,072	202,844
M&T Bank	386	46,775
Wells Fargo	2,363	128,453

		404,123

Beverages–0.23%
PepsiCo	238	23,781

		23,781

Capital Markets–1.25%
Ameriprise Financial	309	32,884
Ares Capital	6,063	86,398
Virtu Financial Class A	364	8,241

		127,523

Chemicals–0.56%
duPont (E.I.) deNemours	856	57,010

		57,010

Communications Equipment–1.62%
Cisco Systems	3,165	85,946
QUALCOMM	1,586	79,276

		165,222

Consumer Finance–0.61%
†Synchrony Financial	2,057	62,553

		62,553

Containers & Packaging–0.76%
Packaging Corp of America	1,228	77,425

		77,425

Diversified Telecommunication Services–1.82%
AT&T	5,416	186,365

		186,365

Electric Utilities–2.42%
Duke Energy	671	47,903
FirstEnergy	2,512	79,706
NextEra Energy	635	65,970
Pinnacle West Capital	825	53,196

		246,775

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Food & Staples Retailing–0.91%
Wal-Mart Stores	1,510	$92,563

		92,563

Health Care Equipment & Supplies–0.50%
Medtronic	661	50,844

		50,844

Health Care Providers & Services–0.49%
UnitedHealth Group	422	49,644

		49,644

Hotels, Restaurants & Leisure–0.35%
Yum Brands	494	36,087

		36,087

Household Products–0.49%
Procter & Gamble	634	50,346

		50,346

Industrial Conglomerates–1.60%
General Electric	5,258	163,787

		163,787

Insurance–2.31%
Arthur J. Gallagher	541	22,149
MetLife	2,111	101,771
Prudential Financial	1,381	112,427

		236,347

Media–0.67%
Viacom Class B	1,667	68,614

		68,614

Oil, Gas & Consumable Fuels–2.20%
Apache	1,202	53,453
Devon Energy	1,004	32,128
Exxon Mobil	1,784	139,063

		224,644

Pharmaceuticals–3.65%
Johnson & Johnson	558	57,318
Merck	2,411	127,349
Pfizer	5,820	187,870

		372,537

Real Estate Investment Trusts–2.57%
Brixmor Property Group	1,855	47,896
RLJ Lodging Trust	2,344	50,701
Starwood Property Trust	4,643	95,460
Two Harbors Investment	8,479	68,680

		262,737

LVIP Goldman Sachs Income Builder Fund–6

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
U.S. MARKETS (continued)
Semiconductors & Semiconductor Equipment–0.89%
Intel	2,626	$90,466

		90,466

Software–0.78%
Microsoft	826	45,826
Oracle	917	33,498

		79,324

Specialty Retail–0.45%
Gap	1,849	45,670

		45,670

Technology Hardware, Storage & Peripherals–0.73%
EMC	1,722	44,221
Hewlett-Packard	2,607	30,867

		75,088

Tobacco–0.35%
Altria Group	622	36,207

		36,207

Total U.S. Markets (Cost $3,467,257)		3,376,987

§ DEVELOPED MARKETS–8.98%
Banks–1.08%
Australia & New Zealand Banking Group ADR	1,779	35,971
Banco Bilbao Vizcaya Argentaria ADR	10,123	74,202

		110,173

Capital Markets–0.59%
Credit Suisse Group ADR	2,775	60,190

		60,190

Communications Equipment–0.37%
Telefonaktiebolaget LM Ericsson ADR	3,976	38,209

		38,209

Diversified Telecommunication Services–0.31%
Telefonica ADR	2,837	31,378

		31,378

Electric Utilities–0.49%
Iberdrola ADR	1,773	50,211

		50,211

Household Products–0.44%
Reckitt Benckiser Group ADR	2,380	44,601

		44,601

Insurance–0.77%
Everest Re Group	261	47,786

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
§ DEVELOPED MARKETS (continued)
Insurance (continued)
Zurich Insurance Group ADR	1,206	$30,904

		78,690

Machinery–0.43%
Volvo ADR	4,727	43,536

		43,536

Oil, Gas & Consumable Fuels–1.31%
Royal Dutch Shell ADR Class A	1,653	75,691
TOTAL ADR	1,287	57,851

		133,542

Personal Products–0.46%
Unilever New York Shares	1,088	47,132

		47,132

Pharmaceuticals–0.99%
Novartis ADR	460	39,578
Sanofi ADR	1,448	61,757

		101,335

Specialty Retail–0.75%
Hennes & Mauritz ADR	10,877	76,846

		76,846

Transportation Infrastructure–0.37%
=Sydney Airport	8,155	37,751

		37,751

Wireless Telecommunication Services–0.62%
Vodafone Group ADR	1,964	63,359

		63,359

Total Developed Markets (Cost $1,084,762)		916,953

Total Common Stock (Cost $4,552,019)		4,293,940

CONVERTIBLE PREFERRED STOCK–4.15%
Capital One Financial 6.00%, exercise price $25.00, expiration date 12/31/49	1,000	25,910
Exelon 6.50%, exercise price $43.75, expiration date 6/1/17	446	18,050
•Morgan Stanley 6.375%, exercise price $25.00, expiration date 12/31/49	837	22,214
Public Storage 5.75%, exercise price $25.00, expiration date 12/31/49	1,884	48,513
•SCE Trust III 5.75%, exercise price $25.00, expiration date 12/31/49	4,000	107,000

LVIP Goldman Sachs Income Builder Fund–7

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

CONVERTIBLE PREFERRED STOCK (continued)
Taubman Centers 6.50%, exercise price $25.00, expiration date 12/31/49	1,816	$46,344
Verizon Communications 5.90%, exercise price $25.00, expiration date 2/15/54	4,000	110,480
Vornado Realty Trust 6.625%, exercise price $25.00, expiration date 12/31/49	1,788	45,505

Total Convertible Preferred Stock (Cost $408,136)		424,016

PREFERRED STOCK–0.64%
•GMAC Capital Trust I 8.125%	591	14,988
•Morgan Stanley 5.55%	50,000	50,063

Total Preferred Stock (Cost $65,969)		65,051

MASTER LIMITED PARTNERSHIPS–1.61%
AllianceBernstein Holding	3,608	86,051
DCP Midstream Partners	999	24,645
Energy Transfer Partners	946	31,898
Rose Rock Midstream	232	3,489
Targa Resources Partners	1,078	17,819

Total Master Limited Partnerships (Cost $243,125)		163,902

	Principal Amount°

CORPORATE BONDS–39.45%
Airlines–0.52%
Air Canada
#144A 6.75% 10/1/19	25,000	26,016
#144A 8.75% 4/1/20	25,000	26,719

		52,735

Banks–3.90%
•Bank of America 5.125% 12/29/49	75,000	71,531
•Citigroup 5.90% 12/29/49	150,000	147,750
JPMorgan Chase
•6.10% 10/29/49	25,000	25,159
•6.125% 12/29/49	50,000	50,625
Wells Fargo
•5.875% 6/15/50	50,000	52,687
•5.90% 12/29/49	50,000	50,563

		398,315

Beverages–0.73%
Constellation Brands 4.75% 12/1/25	25,000	25,531

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Cott Beverages 5.375% 7/1/22	50,000	$49,125

		74,656

Chemicals–0.47%
Ashland 6.875% 5/15/43	50,000	47,750

		47,750

Commercial Services & Supplies–0.13%
#@Speedy Cash Intermediate Holdings 144A 10.75% 5/15/18	25,000	12,875

		12,875

Communications Equipment–0.22%
QUALCOMM 4.80% 5/20/45	25,000	22,262

		22,262

Construction & Engineering–0.51%
AECOM 5.75% 10/15/22	50,000	51,687

		51,687

Consumer Finance–0.74%
•American Express 6.80% 9/1/66	25,000	25,250
Navient 6.25% 1/25/16	50,000	50,120

		75,370

Diversified Telecommunication Services–2.51%
AT&T 4.75% 5/15/46	50,000	45,956
Frontier Communications 8.50% 4/15/20	50,000	50,250
#144A 8.875% 9/15/20	50,000	50,750
Intelsat Luxembourg 7.75% 6/1/21	125,000	59,063
#Level 3 Financing 144A 5.375% 1/15/24	50,000	50,375

		256,394

Food & Staples Retailing–0.52%
CVS Health 5.125% 7/20/45	25,000	26,437
Rite Aid 6.75% 6/15/21	25,000	26,250

		52,687

Health Care Providers & Services–4.28%
Community Health Systems 6.875% 2/1/22	150,000	143,057
DaVita HealthCare Partners 5.00% 5/1/25	125,000	120,937
HCA
4.75% 5/1/23	100,000	99,250
5.00% 3/15/24	25,000	25,000
#•Tenet Healthcare 144A 4.012% 6/15/20	50,000	49,000

		437,244

LVIP Goldman Sachs Income Builder Fund–8

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure–0.75%
MGM Resorts International 6.75% 10/1/20	50,000	$51,625
#New Red Finance 144A 4.625% 1/15/22	25,000	25,125

		76,750

Household Durables–0.48%
TRI Pointe Holdings 4.375% 6/15/19	50,000	49,125

		49,125

Household Products–1.03%
HRG Group 7.875% 7/15/19	50,000	52,375
Spectrum Brands 6.625% 11/15/22	50,000	53,000

		105,375

Independent Power & Renewable Electricity Producers–1.09%
#Calpine 144A 7.875% 1/15/23	42,000	44,940
Dynegy 6.75% 11/1/19	20,000	18,900
NRG Energy 7.875% 5/15/21	50,000	47,125

		110,965

Internet & Catalog Retail–0.52%
Amazon.com 4.95% 12/5/44	50,000	53,455

		53,455

IT Services–0.96%
CoreLogic 7.25% 6/1/21	25,000	26,125
#First Data 144A 5.75% 1/15/24	50,000	49,375
#@WEX 144A 4.75% 2/1/23	25,000	22,875

		98,375

Media–4.89%
21st Century Fox America 6.15% 2/15/41	25,000	28,188
CCO Holdings 5.125% 5/1/23	25,000	25,063
CCO Safari II
#144A 4.908% 7/23/25	25,000	25,013
#144A 6.484% 10/23/45	50,000	50,213
#CCOH Safari 144A 5.75% 2/15/26	50,000	50,250
Comcast 4.60% 8/15/45	25,000	25,374
#Nielsen Finance 144A 5.00% 4/15/22	50,000	49,563
#Sirius XM Radio 144A 4.625% 5/15/23	100,000	98,375
Univision Communications 5.125% 2/15/25	75,000	71,437
#Videotron 144A 5.375% 6/15/24	75,000	75,563

		499,039

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining–0.23%
#@Lundin Mining 144A 7.50% 11/1/20	25,000	$23,500

		23,500

Oil, Gas & Consumable Fuels–3.86%
Antero Resources
5.125% 12/1/22	50,000	38,250
#144A 5.625% 6/1/23	25,000	19,625
#@California Resources 144A 8.00% 12/15/22	15,000	7,931
Concho Resources 5.50% 4/1/23	25,000	23,250
EP Energy 6.375% 6/15/23	25,000	12,625
Kinder Morgan 5.05% 2/15/46	50,000	37,202
Laredo Petroleum 5.625% 1/15/22	25,000	21,875
MEG Energy
#144A 6.375% 1/30/23	25,000	17,250
#144A 7.00% 3/31/24	50,000	35,750
RSP Permian 6.625% 10/1/22	25,000	23,125
Sabine Pass Liquefaction 5.75% 5/15/24	100,000	87,500
SM Energy 5.00% 1/15/24	50,000	32,750
Whiting Petroleum
5.00% 3/15/19	25,000	19,000
6.25% 4/1/23	25,000	18,125

		394,258

Pharmaceuticals–0.24%
Actavis Funding SCS 4.75% 3/15/45	25,000	24,471

		24,471

Real Estate Investment Trusts–1.25%
DuPont Fabros Technology 5.625% 6/15/23	50,000	50,625
Equinix 5.375% 4/1/23	75,000	76,875

		127,500

Real Estate Management & Development–0.24%
#@Brookfield Residential Properties 144A 6.50% 12/15/20	25,000	24,219

		24,219

Semiconductors & Semiconductor Equipment–0.50%
#Qorvo 144A 6.75% 12/1/23	50,000	51,125

		51,125

Software–1.69%
#@BMC Software Finance 144A 8.125% 7/15/21	50,000	33,437
#@Infor US 144A 6.50% 5/15/22	50,000	42,375
Microsoft 3.75% 2/12/45	50,000	46,189

LVIP Goldman Sachs Income Builder Fund–9

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
#@Nuance Communications 144A 5.375% 8/15/20	50,000	$50,316

		172,317

Specialty Retail–0.26%
L Brands 5.625% 2/15/22	25,000	26,594

		26,594

Technology Hardware, Storage & Peripherals–0.73%
Apple 4.375% 5/13/45	25,000	25,305
NCR 5.875% 12/15/21	50,000	49,437

		74,742

Thrifts & Mortgage Finance–0.43%
Nationstar Mortgage 6.50% 7/1/21	50,000	44,437

		44,437

Tobacco–0.82%
Reynolds American 5.85% 8/15/45	75,000	83,687

		83,687

Trading Companies & Distributors–1.17%
#@Ahern Rentals 144A 7.375% 5/15/23	50,000	40,625
#HD Supply 144A 5.25% 12/15/21	25,000	25,594
United Rentals North America 5.50% 7/15/25	55,000	53,556

		119,775

Wireless Telecommunication Services–3.78%
SBA Communications 4.875% 7/15/22	75,000	74,156
Sprint 7.875% 9/15/23	125,000	94,187
Sprint Communications 6.00% 12/1/16	50,000	50,000
T-Mobile USA
6.375% 3/1/25	25,000	25,375
6.50% 1/15/26	90,000	91,079
6.625% 4/1/23	50,000	51,125

		385,922

Total Corporate Bonds (Cost $4,328,968)		4,027,606

« SENIOR SECURED LOANS–6.95%
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 2/1/23	50,000	49,567
BMC Software Finance 1st Lien 5.00% 9/10/20	24,868	20,570
Communications Sales & Leasing Tranche B 1st Lien 5.00% 10/24/22	49,937	46,301

	Principal Amount°	Value (U.S. $)

« SENIOR SECURED LOANS (continued)
Endo Luxembourg Finance I Tranche B 1st Lien 3.75% 9/25/22	25,000	$24,719
@EnergySolutions Tranche B 1st Lien 6.75% 5/29/20	25,000	19,375
EP Energy Tranche B3 2nd Lien 3.50% 5/24/18	25,000	19,687
@Equinix Term Loan B 1st Lien 4.00% 1/8/23	25,000	25,125
First Data 1st Lien 4.168% 7/10/22	50,000	49,356
Getty Images Tranche B 1st Lien 4.75% 10/18/19	24,808	15,753
Men’s Wearhouse 1st Lien 5.00% 6/18/21	25,000	21,313
Neiman Marcus Group Tranche 1st Lien 4.25% 10/25/20	24,873	22,088
Neptune Finco 1st Lien 5.00% 10/9/22	25,000	25,008
Numericable U.S. 4.50% 5/21/20	80,322	77,576
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20	69,489	67,114
NXP Tranche B1 1st Lien 3.75% 12/7/20	25,000	24,944
Ortho-Clinical Diagnostics 1st Lien 4.75% 6/30/21	24,874	21,236
PetSmart Tranche B 1st Lien 4.25% 3/10/22	25,000	24,403
Sabre GLBL Tranche B 1st Lien 4.00% 2/19/19	14,885	14,758
Shearer’s Foods 1st Lien 5.25% 7/30/21	25,000	24,500
SS&C Technologies (European Holdings) Tranche B2 1st Lien 4.00% 7/8/22	2,838	2,822
SS&C Technologies Tranche B1 1st Lien 4.00% 7/8/22	19,283	19,176
TransDigm Tranche C 1st Lien 3.75% 2/28/20	24,808	24,264
U.S. Renal Care 1st Lien 5.25% 12/31/22	25,000	24,844
Univar USA 1st Lien 4.25% 7/1/22	24,938	24,196
Valeant Pharmaceuticals International Tranche B-F1 1st Lien 4.00% 4/1/22	21,711	20,937

Total Senior Secured Loans (Cost $741,757)		709,632

LVIP Goldman Sachs Income Builder Fund–10

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–8.01%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	818,125	$818,125

Total Money Market Fund (Cost $818,125)		818,125

TOTAL VALUE OF SECURITIES–102.86% (Cost $11,158,099)	$10,502,272
ê LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.86%)	(291,698)
NET ASSETS APPLICABLE TO 1,118,891 SHARES OUTSTANDING–100.00%	$10,210,574

NET ASSET VALUE PER SHARE–LVIP GOLDMAN SACHS INCOME BUILDER FUND STANDARD CLASS ($794,483 / 87,070 Shares)	$9.125
NET ASSET VALUE PER SHARE–LVIP GOLDMAN SACHS INCOME BUILDER FUND SERVICE CLASS ($9,416,091 / 1,031,821 Shares)	$9.126

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$11,091,166
Undistributed net investment income	14,969
Accumulated net realized loss on investments	(239,336)
Net unrealized depreciation of investments and derivatives	(656,225)
Total net assets	$10,210,574

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $1,078,774, which represents 10.57% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

ê

Includes $10,162 cash collateral held at broker for futures contracts, $365,756 payable for securities purchased, $78 payable for fund shares redeemed , $7,589 due to manager and affiliates and $4,675 expense reimbursement receivable from Lincoln Investment Advisors Corporation as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $302,653, which represents 2.96% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $37,751, which represents 0.37% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

§	Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

LVIP Goldman Sachs Income Builder Fund–11

LVIP Goldman Sachs Income Builder Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
2	U.S. Treasury 2 yr Notes	$ 435,111	$434,469	4/1/16	$ (642)
6	U.S. Treasury 5 yr Notes	711,290	709,922	4/1/16	(1,368)
(2)	U.S. Treasury 10 yr Notes	(253,053)	(251,813)	3/22/16	1,240
(4)	U.S. Treasury Long Bonds	(614,268)	(615,000)	3/22/16	(732)
1	U.S. Treasury Ultra Bonds	157,576	158,687	3/22/16	1,111

					$ (391)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

yr–Year

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–12

LVIP Goldman Sachs Income Builder Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$235,914
Dividends	197,580
Foreign tax withheld	(3,433)

430,061

EXPENSES:
Management fees	61,778
Professional fees	41,457
Distribution fees-Service Class	21,691
Reports and statements to shareholders	6,395
Pricing fees	5,421
Custodian fees	3,091
Accounting and administration expenses	2,176
Consulting fees	1,705
Trustees’ fees and expenses	182
Other	762

144,658
Less expenses reimbursed	(51,685)

Total operating expenses	92,973

NET INVESTMENT INCOME	337,088

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(53,591)
Foreign currencies	76
Futures contracts	(58,554)

Net realized loss	(112,069)

Net change in unrealized appreciation (depreciation) of:
Investments	(684,339)
Foreign currencies	(7)
Futures contracts	16,267

Net change in unrealized appreciation (depreciation)	(668,079)

NET REALIZED AND UNREALIZED LOSS	(780,148)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(443,060)

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$337,088	$181,033
Net realized loss	(112,069)	(142,034)
Net change in unrealized appreciation (depreciation)	(668,079)	11,854

Net increase (decrease) in net assets resulting from operations	(443,060)	50,853

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(27,082)	(20,566)
Service Class	(296,891)	(182,048)
Return of capital:
Standard Class	—	(512)
Service Class	—	(4,853)

	(323,973)	(207,979)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	407	822,738
Service Class	2,495,991	7,856,486
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	27,082	21,078
Service Class	296,891	186,901

	2,820,371	8,887,203

Cost of shares redeemed:
Standard Class	(482)	(2,601)
Service Class	(503,298)	(66,460)

	(503,780)	(69,061)

Increase in net assets derived from capital share transactions	2,316,591	8,818,142

NET INCREASE IN NET ASSETS	1,549,558	8,661,016
NET ASSETS:
Beginning of year	8,661,016	—

End of year	$10,210,574	$8,661,016

Undistributed (distributions in excess of) net investment income	$14,969	$(17,067)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–13

LVIP Goldman Sachs Income Builder Fund

Financial Highlights

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Goldman Sachs Income Builder Fund Standard Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$ 9.824	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.371	0.237
Net realized and unrealized loss	(0.748)	(0.156)
Total from investment operations	(0.377)	0.081

Less dividends and distributions from:
Net investment income	(0.322)	(0.251)
Return of capital	—	(0.006)
Total dividends and distributions	(0.322)	(0.257)

Net asset value, end of period	$ 9.125	$ 9.824

Total return[3]	(3.85%)	0.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 795	$ 826
Ratio of expenses to average net assets	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.29%	1.52%
Ratio of net investment income to average net assets	3.77%	3.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.23%	2.71%
Portfolio turnover	61%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–14

LVIP Goldman Sachs Income Builder Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP Goldman Sachs Income Builder Fund Service Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$ 9.824	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.346	0.220
Net realized and unrealized loss	(0.747)	(0.156)
Total from investment operations	(0.401)	0.064

Less dividends and distributions from:
Net investment income	(0.297)	(0.234)
Return of capital	—	(0.006)
Total dividends and distributions	(0.297)	(0.240)

Net asset value, end of period	$ 9.126	$ 9.824

Total return[3]	(4.09%)	0.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9,416	$ 7,835
Ratio of expenses to average net assets	1.00%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.54%	1.77%
Ratio of net investment income to average net assets	3.52%	3.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.98%	2.46%
Portfolio turnover	61%	21%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Goldman Sachs Income Builder Fund–15

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Goldman Sachs Income Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a balance of current income and capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the open tax years (December 31, 2014 - December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP Goldman Sachs Income Builder Fund–16

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended December 31, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $81 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the average daily net assets of the Fund.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.75% of the average daily net assets for the Standard Class and 1.00% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For its services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$347
Legal	95

LVIP Goldman Sachs Income Builder Fund–17

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $70 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and /or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement from LIAC	$4,675
Management fees payable to LIAC	5,603
Distribution fees payable to LFD	1,986

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 97.59% of the Standard Class shares and 73.80% of the Service Class shares of the Fund.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$7,674,737
Sales	5,432,513

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes the Fund were as follows:

Cost of investments	$11,210,693

Aggregate unrealized appreciation	$215,770
Aggregate unrealized depreciation	(924,191)

Net unrealized depreciation	$(708,421)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.

LVIP Goldman Sachs Income Builder Fund–18

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
U.S. Markets
Aerospace & Defense	$46,847	$—	$—	$46,847
Air Freight & Logistics	44,458	—	—	44,458
Banks	404,123	—	—	404,123
Beverages	23,781	—	—	23,781
Capital Markets	127,523	—	—	127,523
Chemicals	57,010	—	—	57,010
Communications Equipment	165,222	—	—	165,222
Consumer Finance	62,553	—	—	62,553
Containers & Packaging	77,425	—	—	77,425
Diversified Telecommunication Services	186,365	—	—	186,365
Electric Utilities	246,775	—	—	246,775
Food & Staples Retailing	92,563	—	—	92,563
Health Care Equipment & Supplies	50,844	—	—	50,844
Health Care Providers & Services	49,644	—	—	49,644
Hotels, Restaurants & Leisure	36,087	—	—	36,087
Household Products	50,346	—	—	50,346
Industrial Conglomerates	163,787	—	—	163,787
Insurance	236,347	—	—	236,347
Media	68,614	—	—	68,614
Oil, Gas & Consumable Fuels	224,644	—	—	224,644
Pharmaceuticals	372,537	—	—	372,537
Real Estate Investment Trusts	262,737	—	—	262,737
Semiconductors & Semiconductor Equipment	90,466	—	—	90,466
Software	79,324	—	—	79,324
Specialty Retail	45,670	—	—	45,670
Technology Hardware, Storage & Peripherals	75,088	—	—	75,088
Tobacco	36,207	—	—	36,207
Developed Markets
Banks	110,173	—	—	110,173
Capital Markets	60,190	—	—	60,190
Communications Equipment	38,209	—	—	38,209
Diversified Telecommunication Services	31,378	—	—	31,378
Electric Utilities	50,211	—	—	50,211
Household Products	44,601	—	—	44,601
Insurance	78,690	—	—	78,690
Machinery	43,536	—	—	43,536
Oil, Gas & Consumable Fuels	133,542	—	—	133,542
Personal Products	47,132	—	—	47,132
Pharmaceuticals	101,335	—	—	101,335
Specialty Retail	76,846	—	—	76,846
Transportation Infrastructure	—	—	37,751	37,751
Wireless Telecommunication Services	63,359	—	—	63,359
Convertible Preferred Stock	424,016	—	—	424,016
Preferred Stock	14,988	50,063	—	65,051
Master Limited Partnerships	163,902	—	—	163,902
Corporate Bonds	—	4,027,606	—	4,027,606
Senior Secured Loans	—	709,632	—	709,632
Money Market Fund	818,125	—	—	818,125

LVIP Goldman Sachs Income Builder Fund–19

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Total	$5,677,220	$4,787,301	$37,751	$10,502,272

Futures Contracts	$(391)	$—	$—	$(391)

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period May 1, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Ordinary income	$323,973	$202,614
Return of capital	—	5,365

Total	$323,973	$207,979

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$11,091,166
Undistributed ordinary income	78,234
Capital loss carryforwards	(184,918)
Qualified late year ordinary losses deferred	(164)
Qualified late year capital losses deferred	(65,316)
Net unrealized depreciation	(708,428)

Net assets	$10,210,574

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of future contracts, contingent payment debt instruments, distributions from partnership and trust preferred securities adjustment.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income and non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$18,921	$14,766	$(33,687)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

LVIP Goldman Sachs Income Builder Fund–20

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses
(No Expiration)
Short-Term	Long-Term	Total
$91,942	$92,976	$184,918

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Shares sold:
Standard Class	42	82,241
Service Class	253,104	785,117

Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,958	2,133
Service Class	32,419	18,909

	288,523	888,400

Shares redeemed:
Standard Class	(50)	(254)
Service Class	(51,199)	(6,529)

	(51,249)	(6,783)

Net increase	237,274	881,617

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Interest rate contracts (Futures contracts)	Liabilities net of receivables and other assets	$2,351	Liabilities net of receivables and other assets	$(2,742)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

LVIP Goldman Sachs Income Builder Fund–21

LVIP Goldman Sachs Income Builder Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Interest rate contracts (Futures contracts)	Net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(58,554)	$16,267

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (Average notional value)	$898,952	$1,032,902

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services, LLC or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Goldman Sachs Income Builder Fund–22

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Goldman Sachs Income Builder Fund

We have audited the accompanying statement of net assets of the LVIP Goldman Sachs Income Builder Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Goldman Sachs Income Builder Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Goldman Sachs Income Builder Fund–23

LVIP Goldman Sachs Income Builder Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Goldman Sachs Income Builder Fund–24

LVIP Goldman Sachs Income Builder Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were above the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar Conservative Allocation funds category. The Board noted that the Fund’s total return was above the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by GSAM were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the Fund’s subadvisory fee schedule, which contains breakpoints, and noted GSAM’s statement that it currently has no subadvisory relationships with other investment companies of comparable size and complexity as the Fund. The Board considered that the subadvisory fee schedule was negotiated between LIAC and GSAM, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board noted that the subadvisory fee schedule was negotiated between LIAC and GSAM, an unaffiliated third party, and that LIAC compensates GSAM from its fees. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted that GSAM may receive improved trading efficiencies resulting from aggregated fund orders as well as potential economies of scale.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Goldman Sachs Income Builder Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Goldman Sachs Income Builder Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Goldman Sachs Income Builder Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Goldman Sachs Income Builder Fund–28

LVIP Invesco Diversified Equity-Income Managed Volatility Fund (formerly LVIP Invesco Diversified Equity-Income RPM Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2015

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (4.84%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 1000® Value Index1, returned (3.83%).

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The underlying funds generally underperformed their benchmarks since the Fund’s inception. Exposure to Invesco V.I. Core Equity Fund and Invesco V.I. Equity and Income Fund detracted from results relative to the index. Contributors included the Invesco V.I. Diversified Dividend Fund.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the 3rd quarter of 2015, when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. Overall, the volatility management strategy detracted from results during 2015, a year which saw positive U.S. equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–1

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

2015 Annual Report Commentary (unaudited) (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Diversified Equity-Income Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,953 for the Standard Class shares and to $9,896 for the Service Class shares. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $10,491. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 4.84%

Inception (5/1/14)	– 0.28%

Service Class Shares

One Year	– 5.17%

Inception (5/1/14)	– 0.63%

1	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index return calculation assumes reinvestment of dividends net of withholding taxes.

6	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–2

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$949.90	0.07%	$0.34
Service Class Shares	1,000.00	948.30	0.42%	2.06

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.85	0.07%	$0.36
Service Class Shares	1,000.00	1,023.09	0.42%	2.14

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–3

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Company	37.22%

Equity Fund	37.22%

Unaffiliated Investment Companies	62.73%

Equity Funds	56.14%
Money Market Fund	6.59%

Total Value of Securities	99.95%

Receivables and Other Assets Net of Liabilities	0.05%

Total Net Assets	100.00%

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–4

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT COMPANY–37.22%
Equity Fund–37.22%
*Invesco V.I. Equity and Income Fund	2,790,014	$45,281,923

Total Affiliated Investment Company (Cost $50,535,246)		45,281,923

UNAFFILIATED INVESTMENT COMPANIES–62.73%
Equity Funds–56.14%
**Invesco V.I. Core Equity Fund	1,007,062	34,078,979
**Invesco V.I. Diversified Dividend Fund	1,470,664	34,222,343

		68,301,322

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
Money Market Fund–6.59%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	8,019,630	$8,019,630
		8,019,630

Total Unaffiliated Investment Companies (Cost $81,115,310)		76,320,952

TOTAL VALUE OF SECURITIES–99.95% (Cost $131,650,556)	121,602,875
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.05%	56,230

NET ASSETS APPLICABLE TO 12,588,503 SHARES OUTSTANDING–100.00%	$121,659,105

*   Series II Shares.

** Series I Shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

(2)	British Pound Currency	$ (186,057)	$ (184,175)	3/15/16	$ 1,882
(1)	E-mini Russell 2000 Index	(111,107)	(113,150)	3/19/16	(2,043)
(32)	E-mini S&P 500 Index	(3,212,638)	(3,256,640)	3/19/16	(44,002)
(4)	E-mini S&P MidCap 400 Index	(549,188)	(557,400)	3/19/16	(8,212)
(2)	Euro Currency	(273,582)	(272,150)	3/15/16	1,432
(7)	Euro STOXX 50 Index	(246,679)	(249,658)	3/21/16	(2,979)
(2)	FTSE 100 Index	(177,856)	(182,748)	3/21/16	(4,892)
(2)	Japanese Yen Currency	(206,894)	(208,313)	3/15/16	(1,419)
(4)	Nikkei 225 Index (OSE)	(628,017)	(633,278)	3/11/16	(5,261)

					$(65,494)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–5

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment company, at value	$45,281,923
Investments in unaffiliated investment companies, at value	76,320,952
Cash collateral held at broker for futures contracts	553,668
Receivable for fund shares sold	170,497
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	6,180
Dividends receivable from investment companies	67

TOTAL ASSETS	122,333,287

LIABILITIES:
Payable for investment companies purchased	248,688
Foreign currencies due to broker for futures contracts	194,372
Payable for fund shares redeemed	105,742
Net unrealized depreciation on futures contracts	65,494
Due to manager and affiliates	36,871
Accrued expenses payable	23,015

TOTAL LIABILITIES	674,182

TOTAL NET ASSETS	$121,659,105

Investments in affiliated investment company, at cost	$50,535,246
Investments in unaffiliated investment companies, at cost	81,115,310

Standard Class:
Net Assets	$982,950
Shares Outstanding	101,739
Net Asset Value Per Share	$9.661

Service Class:
Net Assets	$120,676,155
Shares Outstanding	12,486,764
Net Asset Value Per Share	$9.664

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$128,712,105
Undistributed net investment income	3,729
Accumulated net realized gain on investments	3,056,446
Net unrealized depreciation of investments and derivatives	(10,113,175)

Total net assets	$121,659,105

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–6

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment company	$952,782
Dividends from unaffiliated investment companies	782,270

1,735,052

EXPENSES:
Management fees	455,216
Distribution fees-Service Class	262,719
Accounting and administration expenses	60,531
Professional fees	20,607
Reports and statements to shareholders	8,217
Consulting fees	3,574
Custodian fees	2,198
Trustees’ fees and expenses	1,116
Pricing fees	195
Other	112

814,485
Less management fees waived	(440,042)
Less expenses reimbursed	(58,645)

Total operating expenses	315,798

NET INVESTMENT INCOME	1,419,254

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment company	3,302,307
Distributions from unaffiliated investment companies	2,894,859
Sale of investments in affiliated investment company	(105,380)
Sale of investments in unaffiliated investment companies	(57,378)
Foreign currencies	3,815
Futures contracts	(2,469,361)

Net realized gain	3,568,862

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(5,171,925)
Investments in unaffiliated investment companies	(5,145,756)
Futures contracts	(9,271)

Net change in unrealized appreciation (depreciation)	(10,326,952)

NET REALIZED AND UNREALIZED LOSS	(6,758,090)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,338,836)

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,419,254	$164,785
Net realized gain (loss)	3,568,862	(10,370)
Net change in unrealized appreciation (depreciation)	(10,326,952)	213,777

Net increase (decrease) in net assets resulting from operations	(5,338,836)	368,192

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(17,989)	(4,260)
Service Class	(1,777,250)	(161,727)
Net realized gain:
Standard Class	—	(2,163)
Service Class	—	(121,198)

	(1,795,239)	(289,348)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	572,248	570,428
Service Class	102,443,813	33,762,842
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	17,989	6,423
Service Class	1,777,250	282,925

	104,811,300	34,622,618

Cost of shares redeemed:
Standard Class	(110,771)	(9,276)
Service Class	(8,541,158)	(2,058,377)

	(8,651,929)	(2,067,653)

Increase in net assets derived from capital share transactions	96,159,371	32,554,965

NET INCREASE IN NET ASSETS	89,025,296	32,633,809
NET ASSETS:
Beginning of year	32,633,809	—

End of year	$121,659,105	$32,633,809

Undistributed net investment income	$3,729	$1,029

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–7

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$10.341	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.226	0.154
Net realized and unrealized gain (loss)	(0.725)	0.306
Total from investment operations	(0.499)	0.460

Less dividends and distributions from:
Net investment income	(0.181)	(0.079)
Net realized gain	—	(0.040)
Total dividends and distributions	(0.181)	(0.119)

Net asset value, end of period	$ 9.661	$10.341

Total return[3]	(4.84%)	4.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 983	$ 566
Ratio of expenses to average net assets[4]	0.07%	0.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.72%	1.11%
Ratio of net investment income to average net assets	2.21%	2.22%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.56%	1.18%
Portfolio turnover	4%	7%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–8

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$ 10.343	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.189	0.130
Net realized and unrealized gain (loss)	(0.723)	0.306
Total from investment operations	(0.534)	0.436

Less dividends and distributions from:
Net investment income	(0.145)	(0.053)
Net realized gain	—	(0.040)
Total dividends and distributions	(0.145)	(0.093)

Net asset value, end of period	$ 9.664	$10.343

Total return[3]	(5.17%)	4.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,676	$32,068
Ratio of expenses to average net assets[4]	0.42%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.07%	1.46%
Ratio of net investment income to average net assets	1.86%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.21%	0.83%
Portfolio turnover	4%	7%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–9

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (formerly LVIP Invesco Diversified Equity-Income RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in other open-end investment companies, primarily the Invesco Funds (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Invesco Funds, which are advised by an unaffiliated adviser, invest in stocks and bonds. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation and current income.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–10

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolios, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.60% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.58% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.07% of the average daily net assets for the Standard Class and 0.42% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$2,915
Legal	823

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,008 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,257 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$6,180
Management fees payable to LIAC	2,009
Distribution fees payable to LFD	34,862

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 10.13% of the Standard Class shares of the Fund.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–11

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Sales	Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
Invesco V.I. Equity and Income Fund	$12,202,973	$39,340,334	$984,078	$(105,380)	$45,281,923	$952,782	$3,302,307

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$96,272,234
Sales	2,701,292

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$131,816,926

Aggregate unrealized appreciation	$37,484
Aggregate unrealized depreciation	(10,251,535)

Net unrealized depreciation	$(10,214,051)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$121,602,875

Futures Contracts	$(65,494)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–12

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year end December 31, 2015 and the period May 1, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Ordinary income	$1,795,239	$165,987
Long-term capital gains	—	123,361

Total	$1,795,239	$289,348

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$128,712,105
Undistributed ordinary income	3,729
Undistributed long-term capital gains	3,162,583
Net unrealized depreciation	(10,219,312)

Net assets	$121,659,105

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of foreign currency transactions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$378,685	$(378,685)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Shares sold:
Standard Class	56,005	54,973
Service Class	10,040,387	3,272,033
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,850	616
Service Class	182,732	27,118
	10,280,974	3,354,740
Shares redeemed:
Standard Class	(10,813)	(892)
Service Class	(836,960)	(198,546)
	(847,773)	(199,438)
Net increase	9,433,201	3,155,302

* Date of commencement of operations.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–13

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$3,314	Net unrealized depreciation on futures contracts	$ (1,419)
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	—	Net unrealized depreciation on futures contracts	(67,389)
Total		$3,314		$(68,808)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,455,445)	$(11,166)
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(13,916)	1,895
Total		$(2,469,361)	$ (9,271)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$2,223,782	$3,920,491

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–14

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Notes to Financial Statements (continued)

10. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Invesco Diversified Equity-Income Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–16

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(B) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Advisory Agreement

Nature, Quality and Extent of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in underlying funds. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar Large Core Value funds category. The Board noted that the Fund’s total return was below the average return of the Morningstar category over recent quarters. The Board considered

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–17

LVIP Invesco Diversified Equity-Income Managed Volatility Fund

Other Fund Information (continued)

that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category for each Fund. The Board also considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was lower than the median management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Invesco Diversified Equity-Income Managed Volatility Fund–21

LVIP Invesco V.I. Comstock Managed Volatility Fund (formerly LVIP Invesco V.I. Comstock RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Invesco V.I. Comstock Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco V.I. Comstock Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (8.59%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index1 returned 1.38% during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P® 500 Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P® 500 Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index2, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017 providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index3 lost (0.81%) and the MSCI Emerging Markets NR Index4 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield5, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 posted total returns of 0.55% during the year.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to control the overall level of volatility in the Fund’s’ net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the year when the global equity markets were more volatile, the volatility management overlay was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk strategy was successful in reducing the overall volatility of the Fund. Overall, the volatility management strategy detracted from results during 2015, a year which saw positive U.S. large cap equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Invesco V.I. Comstock Fund - Annual Commentary (“Underlying Fund”)

The U.S. economy continued its modest, but steady growth, during the year ended December 31, 2015 — although the health of individual economic sectors varied dramatically. The headline economic story was a steady decline in already-battered energy markets, as oil prices plummeted when increased supply overwhelmed demand. This decline particularly affected companies with U.S.-based offshore or shale-based resources — companies whose cost to recover oil is higher than many traditional producers. On the other end of the spectrum, the improved position of the U.S. consumer was the more subtle story which drove the U.S. economy forward during the fiscal year.

As the year began, economic growth appeared to be stronger in the U.S. than in the rest of the world. U.S. equity markets were recovering from the crash of oil prices initiated by OPEC’s decision to maintain high production despite low prices and slowing global growth. The view that the U.S. Federal Reserve (the “Fed”) would begin raising rates while other central banks were loosening fiscal policy led the U.S. dollar to strengthen against many currencies. This hurt commodity- and materials-based economies — and companies in related sectors. Additionally, U.S.-based multinational companies faced foreign exchange headwinds. Low interest rates, the increasing availability of credit and an improving

LVIP Invesco V.I. Comstock Managed Volatility Fund–1

LVIP Invesco V.I. Comstock Managed Volatility Fund

2015 Annual Report Commentary (unaudited) (continued)

employment picture all contributed to higher consumer confidence and consumer spending, which drove U.S. equity markets higher, particularly through the spring, and helped overcome fears that Greece and the eurozone would fail to reach an agreement on a financial bailout plan.

In the summer of 2015, U.S. equity markets moved sharply lower. A significant downturn in China’s financial markets and weak global economic growth led the Fed to delay raising interest rates; this, in turn, increased investor uncertainty and market volatility. A continued decline in oil prices also contributed to market volatility. In the fall, however, U.S. markets rallied, the Fed saw enough economic stabilization to finally raise interest rates, and most major U.S. market indexes ended the year barely in positive territory. For the reporting period, most U.S. equity market indexes delivered muted gains, at best, with value underperforming growth by a large margin, across market-cap. Sector performance within the Russell 1000® Value Index7 were mainly negative, with healthcare, telecommunication services and industrials being the only sectors with positive performance.

On the positive side of sector performance, stock selection within consumer staples also contributed to relative performance. Within the food, beverage & tobacco industry, ConAgra Foods Inc. was a notable contributor, posting a strong return after activist investor Jana Partners announced a stake in the company and sought seats on the board of directors. The company also reported earnings that exceeded analysts’ estimates, causing the stock to post double digit returns. Also, not owning Proctor & Gamble, which is a large benchmark holding that posted negative performance for the period helped relative performance.

Strong stock selection within industrials also assisted relative performance. Most of the relative performance contribution came from holdings not held in the Underlying Fund, such as United Technologies and CSX, as those stocks underperformed the sector and benchmark.

A material underweight in utilities also helped relative performance, as utilities stocks posted negative returns for the period. We continue to believe utilities remain overvalued, as a sector, so have been underweight this sector for some time, now.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the portfolio. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a large positive impact on the Fund’s performance relative to the Russell 1000® Value Index for the reporting period. This was mainly due to the strength of the U.S. dollar compared to the foreign currencies in which the Fund’s non-U.S. holdings were denominated.

On the negative side, weak stock selection and an underweight to healthcare stocks was a large detractor to relative performance. Specifically, being underweight within the healthcare equipment and services industry hurt performance. Also, not owning select names within pharmaceuticals, like Eli Lilly and Company, hurt performance as that stock posted returns over 20% for the period.

Stock selection and an underweight to financials also acted as a large detractor to performance. Within diversified financials, Morgan Stanley and State Street underperformed the sector and benchmark, posting double digit negative returns. Although Morgan Stanley reported profits and revenues that beat estimates, financial stocks in general declined in the latter part of the period due to concerns about a prolonged low interest rate environment. Not owning real estate also hurt performance.

Stock selection and an overweight within the energy sector also hurt performance, mainly due to the declining prices of oil. Notably, Royal Dutch Shell and Murphy Oil Corp. were two of the largest relative detractors within the sector. Despite having a strong balance sheet and maintaining an attractive dividend, Royal Dutch Shell, a non-benchmark and top holding within the portfolio, underperformed the sector and benchmark for the period.

Although the Underlying Fund was underweight the financials sector and overweight the energy sector compared to our style-specific benchmark at the close of the year, we have a favorable view of large diversified financial companies and have been adding to our positions in the energy sector, based on weakness. The Underlying Fund’s exposure to each sector has a higher beta8 than the benchmark. Therefore, the Underlying Fund may be more sensitive to broad moves within these sectors for the foreseeable future.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco V.I. Comstock Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,584 for the Standard Class shares and to $9,518 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $11,526. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Invesco V.I. Comstock Managed Volatility Fund–2

LVIP Invesco V.I. Comstock Managed Volatility Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 8.59%

Inception (1/2/14)	– 2.11%

Service Class Shares

One Year	– 8.91%

Inception (1/2/14)	– 2.45%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

3.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U. S. government pays to borrow money for 10 years.

6.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U. S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

7.

The Russell 1000® Value Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and higher forecasted growth values.

8.	Beta is a measure of risk representing how a security is expected to respond to general market movements.

LVIP Invesco V.I. Comstock Managed Volatility Fund–3

LVIP Invesco V.I. Comstock Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$921.30	0.00%	$—
Service Class Shares	1,000.00	919.70	0.35%	1.69

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,025.21	0.00%	$—
Service Class Shares	1,000.00	1,023.44	0.35%	1.79

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the underlying funds can be found at www.sec.gov

LVIP Invesco V.I. Comstock Managed Volatility Fund–4

LVIP Invesco V.I. Comstock Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Company	92.74%

Equity Fund	92.74%

Unaffiliated Investment Company	5.31%

Money Market Fund	5.31%

Total Value of Securities	98.05%

Receivables and Other Assets Net of Liabilities	1.95%

Total Net Assets	100.00%

LVIP Invesco V.I. Comstock Managed Volatility Fund–5

LVIP Invesco V.I. Comstock Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–92.74%
Equity Fund–92.74%
*Invesco V.I. Comstock Fund	6,302,207	$110,729,782

		110,729,782

Total Affiliated Investment Company (Cost $116,700,847)		110,729,782

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–5.31%
Money Market Fund–5.31%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	6,336,705	$6,336,705

		6,336,705

Total Unaffiliated Investment Company (Cost $6,336,705)		6,336,705

TOTAL VALUE OF SECURITIES–98.05% (Cost $123,037,552)	117,066,487
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.95%	2,329,304

NET ASSETS APPLICABLE TO 12,824,880 SHARES OUTSTANDING–100.00%	$119,395,791

*	Series I Shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

(12)	British Pound Currency	$(1,131,414)	$(1,105,050)	3/15/16	$ 26,364
(316)	E-mini S&P 500 Index	(32,089,833)	(32,159,320)	3/19/16	(69,487)
(25)	E-mini S&P MidCap 400 Index	(3,488,263)	(3,483,750)	3/19/16	4,513
(13)	Euro Currency	(1,780,967)	(1,768,975)	3/15/16	11,992
(49)	Euro STOXX 50 Index	(1,730,941)	(1,747,609)	3/21/16	(16,668)
(12)	FTSE 100 Index	(1,065,518)	(1,096,488)	3/21/16	(30,970)
(13)	Japanese Yen Currency	(1,340,686)	(1,354,032)	3/15/16	(13,346)
(8)	Nikkei 225 Index (OSE)	(1,290,851)	(1,266,556)	3/11/16	24,295
					$(63,307)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

OSE–Osaka Securities Exchange

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock Managed Volatility Fund–6

LVIP Invesco V.I. Comstock Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$110,729,782
Investments in unaffiliated investment companies, at value	6,336,705
Cash collateral held at broker for futures contracts	2,713,717
Receivables for fund shares sold	115,917
Expenses reimbursement from Lincoln Investment Advisors Corporation	11,247
Dividends receivable from investment companies	54

TOTAL ASSETS	119,907,422

LIABILITIES:
Foreign currencies collateral due to broker for futures contracts	297,959
Payable for investment companies purchased	80,651
Net unrealized depreciation on futures contracts	63,307
Due to affiliates	35,260
Accrued expenses payable	23,003
Payables for fund shares redeemed	11,451

TOTAL LIABILITIES	511,631

TOTAL NET ASSETS	$119,395,791

Investments in affiliated investment companies, at cost	$116,700,847
Investments in unaffiliated investment companies, at cost	6,336,705

Standard Class:
Net Assets	$86,974
Shares Outstanding	9,345
Net Asset Value Per Share	$9.307

Service Class:
Net Assets	$119,308,817
Shares Outstanding	12,815,535
Net Asset Value Per Share	$9.310

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$130,979,773
Undistributed net investment income	12,678
Accumulated net realized loss on investments	(5,562,288)
Net unrealized depreciation of investments and derivatives	(6,034,372)

Total net assets	$119,395,791

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock Managed Volatility Fund–7

LVIP Invesco V.I. Comstock Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment companies	$2,177,291
Dividends from unaffiliated investment companies	599

2,177,890

EXPENSES:
Management fees	668,300
Distribution fees-Service Class	359,538
Accounting and administration expenses	72,130
Professional fees	21,141
Reports and statements to shareholders	11,250
Consulting fees	3,601
Custodian fees	2,242
Trustees’ fees and expenses	1,923
Pricing fees	197
Other	321

1,140,643
Less management fees waived	(668,300)
Less expenses reimbursed	(112,805)

Total operating expenses	359,538

NET INVESTMENT INCOME	1,818,352

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	308,278
Sale of investments in affiliated investment companies	(496,434)
Foreign currencies	(928)
Futures contracts	(3,523,779)

Net realized loss	(3,712,863)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(8,536,744)
Futures contracts	155,481

Net change in unrealized appreciation (depreciation)	(8,381,263)

NET REALIZED AND UNREALIZED LOSS	(12,094,126)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,275,774)

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,818,352	$511,629
Net realized loss	(3,712,863)	(1,850,353)
Net change in unrealized appreciation (depreciation)	(8,381,263)	2,346,891

Net increase (decrease) in net assets resulting from operations	(10,275,774)	1,008,167

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,636)	(935)
Service Class	(1,805,466)	(514,183)

	(1,807,102)	(515,118)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,915	179,728
Service Class	70,868,910	80,959,039
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,636	935
Service Class	1,805,466	514,183

	72,685,927	81,653,885

Cost of shares redeemed:
Standard Class	(4,934)	(93,872)
Service Class	(16,542,595)	(6,712,793)

	(16,547,529)	(6,806,665)

Increase in net assets derived from capital share transactions	56,138,398	74,847,220

NET INCREASE IN NET ASSETS	44,055,522	75,340,269
NET ASSETS:
Beginning of year	75,340,269	—

End of year	$119,395,791	$75,340,269

Undistributed net investment income	$12,678	$2,356

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock Managed Volatility Fund–8

LVIP Invesco V.I. Comstock Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14

Net asset value, beginning of period	$10.376	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.213	0.187
Net realized and unrealized gain (loss)	(1.104)	0.298
Total from investment operations	(0.891)	0.485

Less dividends and distributions from:
Net investment income	(0.178)	(0.109)
Total dividends and distributions	(0.178)	(0.109)

Net asset value, end of period	$ 9.307	$10.376

Total return[3]	(8.59% )	4.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 87	$ 90
Ratio of expenses to average net assets[4]	0.00%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.76%	0.84%
Ratio of net investment income to average net assets	2.12%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.36%	1.00%
Portfolio turnover	10%	10%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock Managed Volatility Fund–9

LVIP Invesco V.I. Comstock Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14

Net asset value, beginning of period	$ 10.377	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.177	0.155
Net realized and unrealized gain (loss)	(1.101)	0.294
Total from investment operations	(0.924)	0.449

Less dividends and distributions from:
Net investment income	(0.143)	(0.072)
Total dividends and distributions	(0.143)	(0.072)

Net asset value, end of period	$ 9.310	$10.377

Total return[3]	(8.91% )	4.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,309	$75,250
Ratio of expenses to average net assets[4]	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.11%	1.19%
Ratio of net investment income to average net assets	1.77%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.01%	0.65%
Portfolio turnover	10%	10%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco V.I. Comstock Managed Volatility Fund–10

LVIP Invesco V.I. Comstock Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco V.I. Comstock Managed Volatility Fund (formerly, LVIP Invesco V.I. Comstock RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust’s is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). The Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the Invesco V.I. Comstock Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Invesco V.I. Comstock Fund, which is advised by an unaffiliated adviser, invests at least 80% of its assets in common stocks and in derivatives and other instruments that have economic characteristics of such securities. The Invesco V.I. Comstock Fund generally holds up to 10% of its net assets in high-quality short-term debt securities and in investment grade corporate debt securities to provide liquidity. In addition to investment company investments, the Fund may invest in individual securities, such as money market investments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax return for the open tax years (December 31, 2014–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Invesco V.I. Comstock Managed Volatility Fund–11

LVIP Invesco V.I. Comstock Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive its advisory fee. The waiver amount is 0.65% of average daily net assets of the Fund. This agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.00% of average daily net assets for the Standard Class (and 0.35% for the Service Class). This agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$4,197
Legal	1,176

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,865 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,883 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$11,247
Distribution fees payable to LFD	35,260

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 11.02% of the Standard Class shares of the Fund.

LVIP Invesco V.I. Comstock Managed Volatility Fund–12

LVIP Invesco V.I. Comstock Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Sales	Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
Invesco V.I. Comstock Fund	$70,265,953	$59,142,395	$9,645,387	$(496,434)	$110,729,782	$2,177,291	$308,278

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$59,142,395
Sales	9,645,387

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$123,727,964

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(6,661,477)

Net unrealized depreciation	$(6,661,477)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$117,066,487

Futures Contracts	$(63,307)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Invesco V.I. Comstock Managed Volatility Fund–13

LVIP Invesco V.I. Comstock Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and period January 2, 2014* through December 31, 2014 was as follow:

	Year Ended 12/31/15	1/2/14* to 12/31/14
Ordinary income	$1,807,102	$515,118

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$130,979,773
Undistributed ordinary income	12,678
Capital loss carryforwards	(4,959,477)
Net unrealized depreciation	(6,637,183)

Net assets	$119,395,791

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(928)	$928

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,183,709	$2,775,768	$4,959,477

LVIP Invesco V.I. Comstock Managed Volatility Fund–14

LVIP Invesco V.I. Comstock Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	1/2/14* to 12/31/14
Shares sold:
Standard Class	1,008	17,576
Service Class	7,016,054	7,861,075
Shares issued upon reinvestment of dividends and distributions:
Standard Class	175	90
Service Class	193,284	49,185

	7,210,521	7,927,926

Shares redeemed:
Standard Class	(485)	(9,019)
Service Class	(1,645,543)	(658,520)

	(1,646,028)	(667,539)

Net increase	5,564,493	7,260,387

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Currency contracts (Futures contracts)	Net unrealized depreciation on future contracts	$38,356	Net unrealized depreciation on future contracts	$ (13,346)
Equity contracts (Futures contracts)	Net unrealized depreciation on future contracts	28,808	Net unrealized depreciation on future contracts	(117,125)
Total		$67,164		$(130,471)

LVIP Invesco V.I. Comstock Managed Volatility Fund–15

LVIP Invesco V.I. Comstock Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 36,082	$ 25,010
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(3,559,861)	130,471
Total		$(3,523,779)	$155,481

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$938,826	$20,317,533

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Invesco V.I. Comstock Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Invesco V.I. Comstock Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Invesco V.I. Comstock Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Invesco V.I. Comstock Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Invesco V.I. Comstock Managed Volatility Fund–17

LVIP Invesco V.I. Comstock Managed Volatility Fund

Other Fund Information

Tax Information

For the year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Quality and Extent of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return compared to the total returns of a performance peer group of funds included in the Morningstar Large Core Value funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s

LVIP Invesco V.I. Comstock Managed Volatility Fund–18

LVIP Invesco V.I. Comstock Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in January 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category for each Fund. The Board also considered that LIAC had implemented an advisory fee waiver for the Fund. The Board noted that the investment management fee for the Fund, without giving effect to the advisory fee waiver, was the same as the median management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Invesco V.I. Comstock Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Invesco V.I. Comstock Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Invesco V.I. Comstock Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Invesco V.I. Comstock Managed Volatility Fund–22

LVIP Ivy Mid Cap Growth Managed Volatility Fund (formerly LVIP Columbia Small-Mid Cap Growth RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Ivy Mid Cap Growth Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Ivy Mid Cap Growth Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

The Fund returned (4.20%) (Standard Share class with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell Midcap® Growth Index1 returned (0.20%).

Managed by:

Columbia Management Managed the Fund for the period January 1, 2015 – April 30, 2015.

As the U.S. economic expansion entered its sixth year, growth remained positive in the first part of 2015, although lower than its long-term average. Solid employment data, continued manufacturing strength and an uptick in consumer spending buoyed confidence and supported modest stock and bond returns.

In the period, stock selection was the primary driver of outperformance, particularly in the consumer discretionary, health care, informational technology and materials sectors.

Skechers U.S.A., Inc., in the consumer discretionary sector, was a top contributor in the period. The maker of lifestyle and performance footwear reported quarterly results that beat consensus estimates despite foreign exchange headwinds and unseasonable weather. Skechers U.S.A., Inc. was no longer held as of December 31, 2015.

In the energy sector, Diamondback Energy, Inc. was a top contributor. Diamondback is an independent oil and natural gas company focused on the acquisition, development and exploration of unconventional, onshore oil and natural gas reserves in the Permian Basin in West Texas. In the period, the company reported financial results that were generally in line with guidance, but the stock rallied on strong operational results and projections. We sold the stock on the strength of the upward move.

A top detractor in the portfolio for the period was Insulet Corporation, which manufactures a unique insulin management system for people with insulin-dependent diabetes. The stock sold off more than 30% in the period on news that new patient growth had slowed considerably. Insulet Corporation was no longer held as of December 31, 2015.

Columbia Management

Managed by:

Ivy Investment Management Company Managed the Fund for the period May 1, 2015 – December 31, 2015

For the period May 1, 2015 – December 31, 2015 (since inception time period), all sectors within the Russell Mid Cap Growth Index posted negative returns except for Consumer Staples. Energy related holdings recorded steep losses.

In the back half of 2015 the markets became more volatile and unsettled than we’d seen in some time. Weakness in commodity markets and dollar strength has threatened profitability for many companies in the energy, materials and industrials sectors, with risk of a wider impact based on related stresses in credit markets. Concerns about economic growth in emerging markets, including China, where there is considerable murkiness around the pace of growth and the functioning of the country’s capital markets has been a source of angst, as is the direction and level of conviction of the Federal Reserve (Fed) with respect to future interest rate increases.

The Fund underperformed the Russell Mid Cap Growth Index for the since inception time period. The shortfall in performance could largely be attributed to stock selections in consumer discretionary and consumer staples sectors. More specifically, Polaris Industries, Urban Outfitters (no longer held in portfolio) and Bed Bath and Beyond within consumer discretionary detracted while Hain Celestial, Whole Foods and Mead Johnson Nutrition lagged in consumer staples.

Information technology stock selections also retreated further than the Index, led by Teradata and Pandora Media.

Areas of the Fund that performed better relative to the Index were health care, financials and materials. In health care, Alkermes, Intuitive Surgical and Henry Schein helped the Fund outpace the benchmark in this category.

Our consumer discretionary exposure made the greatest negative contribution to the Fund’s return for the period. We were underweight this underperforming sector, but our exposure to retail and related sectors was a liability for the Fund in a period when e-commerce activity accelerated, taking market share and requiring many retailers to step up investment to try to maintain competitiveness and relevance to consumers. These costs and higher labor expense pressured the profitability of many companies, including Bed Bath and Beyond Inc. and DSW Inc., in the Fund.

Other key factors significantly impacting retailers in 2015 were weak demand in emerging markets and the appreciation of the dollar, which hurt many retailers based both on currency translation effects and the ultimate negative impact on travel to the U.S. and related demand for retail goods in flagship stores. Companies in the Fund that struggled related to these issues included Tiffany & Co., Ralph Lauren Corp., Burberry Group and Kate Spade & Co.

We believe, however, that there are many encouraging offsets to the negatives we see in the economy, including low oil prices, which are a big benefit to consumers, solid job growth, encouraging wage gains, firmness in the service sector, several quarters of strong household formation activity, and growth in the housing market. We think a shift in investor perspective about real value in the market will be a benefit to the Fund, as we continue to invest in companies that present a balance of growth and valuation that can yield substantial return opportunities for our shareholders over time.

Kimberly A. Scott Ivy Investment Management Company

LVIP Ivy Mid Cap Growth Managed Volatility Fund–1

LVIP Ivy Mid Cap Growth Managed Volatility Fund

2015 Annual Report Commentary (continued)

Managed by:

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017 providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE Index4 lost (0.81%) and the MSCI Emerging Market Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The volatility management process is designed control the overall level of volatility in the funds’ net asset value on a daily basis. The volatility management strategy detracted from results during 2015, a year which saw mixed U.S. equity market results. The fund invests predominantly in small and mid-cap stocks, that at times during the year saw their volatility increase and a corresponding increase in the hedging activity within the fund to control the funds overall volatility level. At points during the 3rd quarter of 2015 when the equity markets were volatile, the volatility management strategy was successful in reducing the overall volatility of the Funds and mitigating the impact of these brief drawdowns. However, in the 1st and 4th quarters of 2015 when U.S. equity markets were advancing, the overlay detracted from relative results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–2

LVIP Ivy Mid Cap Growth Managed Volatility Fund

2015 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,893. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $21,914. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

During the year, the primary benchmark for the LVIP Ivy Mid Cap Growth Managed Volatility Fund changed from the Russell 2500TM Growth Index due to a change in its sub-advisers and investment strategies. For comparison the same $10,000 investment from that same period of time for Russell 2500TM Growth Index would have increased to $22,588.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	–	4.20%

Five Years	+	1.75%

Ten Years	+	3.34%

Service Class Shares

One Year	–	4.44%

Five Years	+	1.50%

Inception (4/30/07)	+	1.94%

1.	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Market Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount withstanding.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–3

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$901.20	0.79%	$3.79
Service Class Shares	1,000.00	900.10	1.04%	4.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.22	0.79%	$4.02
Service Class Shares	1,000.00	1,019.96	1.04%	5.30

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Ivy Mid Cap Growth Managed Volatility Fund–4

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	90.56%

Air Freight & Logistics	1.79%
Auto Components	1.47%
Banks	4.29%
Beverages	0.52%
Biotechnology	5.07%
Building Products	2.49%
Capital Markets	2.65%
Chemicals	2.55%
Communications Equipment	0.93%
Diversified Financial Services	2.48%
Electrical Equipment	0.49%
Electronic Equipment, Instruments & Components	0.37%
Food & Staples Retailing	1.39%
Food Products	4.22%
Health Care Equipment & Supplies	4.42%
Health Care Providers & Services	4.29%
Health Care Technology	1.03%
Hotels, Restaurants & Leisure	1.58%
Household Durables	1.42%
Internet & Catalog Retail	1.13%
Internet Software & Services	4.93%
IT Services	2.45%
Leisure Products	3.21%
Machinery	1.68%
Oil, Gas & Consumable Fuels	3.34%
Pharmaceuticals	2.92%
Professional Services	3.37%
Road & Rail	1.07%
Semiconductors & Semiconductor Equipment	2.36%
Software	8.19%

Security Type/Sector	Percentage of Net Assets

Specialty Retail	6.03%
Textiles, Apparel & Luxury Goods	3.89%
Trading Companies & Distributors	2.54%

Master Limited Partnerships	0.78%

Money Market Fund	7.53%

Total Value of Securities	98.87%

Receivables and Other Assets Net of Liabilities	1.13%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Zoetis	2.92%
Intuitive Surgical	2.91%
Electronic Arts	2.86%
Northern Trust	2.65%
Fastenal	2.54%
Fortune Brands Home & Security	2.49%
CME Group	2.48%
CoStar Group	2.39%
Microchip Technology	2.36%
Signature Bank	2.31%

Total	25.91%

IT-Information Technology

LVIP Ivy Mid Cap Growth Managed Volatility Fund–5

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)
COMMON STOCK–90.56%
Air Freight & Logistics–1.79%
Expeditors International of Washington	130,607	$5,890,376

		5,890,376

Auto Components–1.47%
BorgWarner	111,599	4,824,425

		4,824,425

Banks–4.29%
First Republic Bank	98,815	6,527,719
†Signature Bank	49,480	7,588,748

		14,116,467

Beverages–0.52%
Brown-Forman Class B	17,099	1,697,589

		1,697,589

Biotechnology–5.07%
†ACADIA Pharmaceuticals	60,989	2,174,258
†Alkermes	88,353	7,013,461
†BioMarin Pharmaceutical	45,493	4,765,847
†Medivation	56,234	2,718,352

		16,671,918

Building Products–2.49%
Fortune Brands Home & Security	147,868	8,206,674

		8,206,674

Capital Markets–2.65%
Northern Trust	121,174	8,735,434

		8,735,434

Chemicals–2.55%
Scotts Miracle-Gro Class A	51,420	3,317,104
Valspar	61,164	5,073,554

		8,390,658

Communications Equipment–0.93%
†F5 Networks	31,456	3,049,974

		3,049,974

Diversified Financial Services–2.48%
CME Group	90,169	8,169,311

		8,169,311

Electrical Equipment–0.49%
†Generac Holdings	54,170	1,612,641

		1,612,641

Electronic Equipment, Instruments & Components–0.37%
†Trimble Navigation	56,306	1,207,764

		1,207,764

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing–1.39%
Whole Foods Market	137,087	$4,592,415

		4,592,415

Food Products–4.22%
†Blue Buffalo Pet Products	118,732	2,221,476
†Hain Celestial Group	116,242	4,695,014
Mead Johnson Nutrition	88,179	6,961,732

		13,878,222

Health Care Equipment & Supplies–4.42%
†Align Technology	69,193	4,556,359
†Edwards Lifesciences	5,150	406,747
†Intuitive Surgical	17,527	9,572,546

		14,535,652

Health Care Providers & Services–4.29%
†Acadia Healthcare	46,377	2,896,707
†Diplomat Pharmacy	51,743	1,770,645
†Henry Schein	29,585	4,680,051
†Laboratory Corp of America Holdings	38,663	4,780,293

		14,127,696

Health Care Technology–1.03%
†Cerner	56,233	3,383,540

		3,383,540

Hotels, Restaurants & Leisure–1.58%
Dunkin’ Brands Group	121,786	5,186,866

		5,186,866

Household Durables–1.42%
DR Horton	146,416	4,689,704

		4,689,704

Internet & Catalog Retail–1.13%
†TripAdvisor	43,764	3,730,881

		3,730,881

Internet Software & Services–4.93%
†CoStar Group	38,052	7,864,968
†GrubHub	126,644	3,064,785
†Pandora Media	395,556	5,304,406

		16,234,159

IT Services–2.45%
†Alliance Data Systems	18,653	5,158,860
†Teradata	110,381	2,916,266

		8,075,126

Leisure Products–3.21%
Mattel	183,921	4,997,134
Polaris Industries	64,608	5,553,058

		10,550,192

LVIP Ivy Mid Cap Growth Managed Volatility Fund–6

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery–1.68%
IDEX	47,842	$3,665,176
Woodward	37,517	1,863,094

		5,528,270

Oil, Gas & Consumable Fuels–3.34%
Cabot Oil & Gas	143,578	2,539,895
Cimarex Energy	29,856	2,668,529
†Continental Resources	129,473	2,975,289
Noble Energy	85,026	2,799,906

		10,983,619

Pharmaceuticals–2.92%
Zoetis	200,519	9,608,870

		9,608,870

Professional Services–3.37%
Towers Watson Class A	47,601	6,114,824
†Verisk Analytics Class A	64,964	4,994,432

		11,109,256

Road & Rail–1.07%
JB Hunt Transport Services	48,061	3,525,755

		3,525,755

Semiconductors & Semiconductor Equipment–2.36%
Microchip Technology	167,066	7,775,252

		7,775,252

Software–8.19%
†ANSYS	50,090	4,633,325
†Electronic Arts	137,166	9,426,047
†Ellie Mae	24,725	1,489,187
†Guidewire Software	18,381	1,105,801
†Red Hat	48,142	3,986,639
†ServiceNow	72,918	6,311,782

		26,952,781

Specialty Retail–6.03%
†Bed Bath & Beyond	87,734	4,233,165

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
DSW Class A	122,988	$2,934,494
Tiffany	62,053	4,734,023
Tractor Supply	49,437	4,226,863
Williams-Sonoma	63,539	3,711,313

		19,839,858

Textiles, Apparel & Luxury Goods–3.89%
Burberry Group	159,882	2,813,063
†Kate Spade	140,009	2,487,960
Ralph Lauren	46,093	5,138,448
†Under Armour Class A	29,457	2,374,529

		12,814,000

Trading Companies & Distributors–2.54%
Fastenal	204,432	8,344,914

		8,344,914

Total Common Stock (Cost $319,498,565)		298,040,259

MASTER LIMITED PARTNERSHIPS–0.78%
Oaktree Capital Group	54,070	2,580,220

Total Master Limited Partnerships (Cost $2,878,440)		2,580,220

MONEY MARKET FUND–7.53%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	24,792,978	24,792,978

Total Money Market Fund (Cost $24,792,978)		24,792,978

TOTAL VALUE OF SECURITIES–98.87% (Cost $347,169,983)	$325,413,457
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.13%	3,713,771

NET ASSETS APPLICABLE TO 28,092,180 SHARES OUTSTANDING–100.00%	$329,127,228

NET ASSET VALUE PER SHARE–LVIP IVY MID CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($22,752,398 / 1,901,110 Shares)	$11.968
NET ASSET VALUE PER SHARE–LVIP IVY MID CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($306,374,830 / 26,191,070 Shares)	$11.698

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$341,079,710
Accumulated net realized gain on investments	10,519,702
Net unrealized depreciation of investments and derivatives	(22,472,184)

Total net assets	$329,127,228

LVIP Ivy Mid Cap Growth Managed Volatility Fund–7

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«

Includes $3,547,359 cash collateral held at broker for futures contracts, $254,857 due to manager and affiliates, $101,982 payable for securities purchased and $73,817 payable for fund shares redeemed as of December 31, 2015.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(52) E-mini Russell 2000 Index	$(5,809,502)	$(5,883,800)	3/19/16	$(74,298)
(97) E-mini S&P 500 Index	(9,724,195)	(9,871,690)	3/19/16	(147,495)
(244) E-mini S&P MidCap 400 Index	(33,507,754)	(34,001,400)	3/19/16	(493,646)

				$(715,439)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–8

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$2,998,383
Foreign tax withheld	(618)

2,997,765

EXPENSES:
Management fees	2,401,202
Distribution fees-Service Class	736,914
Accounting and administration expenses	187,299
Reports and statements to shareholders	65,656
Professional fees	32,721
Custodian fees	8,294
Trustees’ fees and expenses	7,050
Consulting fees	3,757
Pricing fees	597
Other	2,673

3,446,163
Less management fees waived	(163,616)

Total operating expenses	3,282,547

NET INVESTMENT LOSS	(284,782)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	54,918,043
Foreign currencies	(125,889)
Foreign currency exchange contracts	51,473
Futures contracts	(12,778,819)
Options written	(37,498)
Options purchased	566,627

Net realized gain	42,593,937

Net change in unrealized appreciation (depreciation) of:
Investments	(61,182,261)
Foreign currencies	(219)
Futures contracts	1,484,389

Net change in unrealized appreciation (depreciation)	(59,698,091)

NET REALIZED AND UNREALIZED LOSS	(17,104,154)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,388,936)

See accompanying notes, which are an integral part of the financial statements.

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(284,782)	$(1,446,033)
Net realized gain (loss)	42,593,937	(25,516,815)
Net change in unrealized appreciation (depreciation)	(59,698,091)	8,990,056

Net decrease in net assets resulting from operations	(17,388,936)	(17,972,792)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(264,768)	—
Service Class	(3,648,154)	—

	(3,912,922)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,087,501	7,256,806
Service Class	101,262,639	144,918,712
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	264,768	—
Service Class	3,648,154	—

	114,263,062	152,175,518

Cost of shares redeemed:
Standard Class	(7,644,302)	(3,922,722)
Service Class	(44,461,299)	(40,836,299)

	(52,105,601)	(44,759,021)

Increase in net assets derived from capital share transactions	62,157,461	107,416,497

NET INCREASE IN NET ASSETS	40,855,603	89,443,705
NET ASSETS:
Beginning of year	288,271,625	198,827,920

End of year	$329,127,228	$288,271,625

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–9

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
	12/31/15[1]	12/31/14		Year Ended 12/31/13	12/31/12[2]		12/31/11

Net asset value, beginning of period	$12.639	$13.635		$11.109	$10.431		$11.288

Income (loss) from investment operations:
Net investment income (loss)[3]	0.018	(0.044)		(0.057)	(0.014)		(0.036)
Net realized and unrealized gain (loss)	(0.548)	(0.952)		2.800	0.692		(0.821)

Total from investment operations	(0.530)	(0.996)		2.743	0.678		(0.857)

Less dividends and distributions from:
Net realized gain	(0.141)	—		(0.217)	—		—

Total dividends and distributions	(0.141)	—		(0.217)	—		—

Net asset value, end of period	$11.968	$12.639		$13.635	$11.109		$10.431

Total return[4]	(4.20% )	(7.31%	)	24.82%	6.50%		(7.59%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,752	$22,489		$20,774	$16,610		$17,721
Ratio of expenses to average net assets	0.80%	0.84%		0.91%	0.95%		0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.85%	0.86%		0.95%	1.02%		1.00%
Ratio of net investment income (loss) to average net assets	0.14%	(0.34%	)	(0.46% )	(0.13%	)	(0.31%	)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.09%	(0.36%	)	(0.50% )	(0.20%	)	(0.38%	)
Portfolio turnover	148%	149%		140%	231%		113%

[1]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[2]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-adviser.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–10

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
	12/31/15[1]	12/31/14		Year Ended 12/31/13	12/31/12[2]		12/31/11

Net asset value, beginning of period	$12.388	$13.398		$10.946	$10.304		$11.178

Income (loss) from investment operations:
Net investment loss[3]	(0.014)	(0.074)		(0.088)	(0.041)		(0.064)
Net realized and unrealized gain (loss)	(0.535)	(0.936)		2.757	0.683		(0.810)

Total from investment operations	(0.549)	(1.010)		2.669	0.642		(0.874)

Less dividends and distributions from:
Net realized gain	(0.141)	—		(0.217)	—		—

Total dividends and distributions	(0.141)	—		(0.217)	—		—

Net asset value, end of period	$11.698	$12.388		$13.398	$10.946		$10.304

Total return[4]	(4.44% )	(7.55%	)	24.52%	6.23%		(7.83%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$306,375	$265,783		$178,054	$42,985		$36,278
Ratio of expenses to average net assets	1.05%	1.09%		1.16%	1.20%		1.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.10%	1.11%		1.20%	1.27%		1.25%
Ratio of net investment loss to average net assets	(0.11% )	(0.59%	)	(0.71% )	(0.38%	)	(0.56%	)
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.16% )	(0.61%	)	(0.75% )	(0.45%	)	(0.63%	)
Portfolio turnover	148%	149%		140%	231%		113%

[1]	Effective May 1, 2015, Ivy Investment Management Company replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[2]	Commencing after the close of business on September 21, 2012, Columbia Management Investment Advisors LLC, replaced Turner Investments L.P. as the Fund’s sub-adviser.

[3]	The average shares outstanding method has been applied for per share information.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–11

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Ivy Mid Cap Growth Managed Volatility Fund (formerly, LVIP Columbia Small-Mid Cap Growth RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available, are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expenses and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Ivy Mid Cap Growth Managed Volatility Fund –12

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all withholding taxes not eligible for rebates. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended December 31, 2015, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $179,312 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $25 million of the average daily net assets of the Fund; 0.85% of the next $50 million; 0.80% of the next $75 million; 0.70% of the next $100 million; and 0.65% of average daily net assets in excess of $250 million.

Effective May 1, 2015, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.15% on the first $25 million of the Fund’s average daily net assets; 0.10% on the next $50 million; 0.05% on the next $225 million; 0.07% on the next $300 million; and 0.10% on the next $200 million of the Fund’s average daily net assets. When assets exceed $800 million, the waiver amount is 0.25% of the first $25 million of the Fund’s average daily net assets; 0.20% on the next $50 million; 0.15% on the next $75 million; 0.05% on the next $100 million; and 0.10% in excess of $250 million of the Fund’s daily net assets. This agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2015, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.10% on the first $25 million of the Fund’s average daily net assets; and 0.05% of the next $50 million. The agreement expired on April 30, 2015.

Effective May 1, 2015, Ivy Investment Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets. Prior to May 1, 2015, Columbia Management Investment Advisors, LLC was the sub-adviser for the Fund.

LVIP Ivy Mid Cap Growth Managed Volatility Fund –13

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$13,547
Legal	3,783

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $16,560 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $42,055 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne.

The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$190,055
Distribution fees payable to LFD	64,802

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$469,147,010
Sales	425,130,966

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$347,274,039

Aggregate unrealized appreciation	$16,003,969
Aggregate unrealized depreciation	(37,864,551)

Net unrealized depreciation	$(21,860,582)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default

LVIP Ivy Mid Cap Growth Managed Volatility Fund –14

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
Air Freight & Logistics	$5,890,376	$—	$5,890,376
Auto Components	4,824,425	—	4,824,425
Banks	14,116,467	—	14,116,467
Beverages	1,697,589	—	1,697,589
Biotechnology	16,671,918	—	16,671,918
Building Products	8,206,674	—	8,206,674
Capital Markets	8,735,434	—	8,735,434
Chemicals	8,390,658	—	8,390,658
Communications Equipment	3,049,974	—	3,049,974
Diversified Financial Services	8,169,311	—	8,169,311
Electrical Equipment	1,612,641	—	1,612,641
Electronic Equipment, Instruments & Components	1,207,764	—	1,207,764
Food & Staples Retailing	4,592,415	—	4,592,415
Food Products	13,878,222	—	13,878,222
Health Care Equipment & Supplies	14,535,652	—	14,535,652
Health Care Providers & Services	14,127,696	—	14,127,696
Health Care Technology	3,383,540	—	3,383,540
Hotels, Restaurants & Leisure	5,186,866	—	5,186,866
Household Durables	4,689,704	—	4,689,704
Internet & Catalog Retail	3,730,881	—	3,730,881
Internet Software & Services	16,234,159	—	16,234,159
IT Services	8,075,126	—	8,075,126
Leisure Products	10,550,192	—	10,550,192
Machinery	5,528,270	—	5,528,270
Oil, Gas & Consumable Fuels	10,983,619	—	10,983,619
Pharmaceuticals	9,608,870	—	9,608,870
Professional Services	11,109,256	—	11,109,256
Road & Rail	3,525,755	—	3,525,755
Semiconductors & Semiconductor Equipment	7,775,252	—	7,775,252
Software	26,952,781	—	26,952,781
Specialty Retail	19,839,858	—	19,839,858
Textiles, Apparel & Luxury Goods	10,000,937	2,813,063	12,814,000
Trading Companies & Distributors	8,344,914	—	8,344,914
Master Limited Partnerships	2,580,220	—	2,580,220
Money Market Fund	24,792,978	—	24,792,978

Total	$322,600,394	$2,813,063	$325,413,457

Futures Contracts	$(715,439)	$—	$(715,439)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are

LVIP Ivy Mid Cap Growth Managed Volatility Fund –15

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information (continued)

treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Long-term capital gains	$164,509	$—
Ordinary income	3,748,413	—

Total	$3,912,922	$—

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$341,079,710
Undistributed long-term capital gains	9,908,319
Net unrealized depreciation	(21,860,801)

Net assets	$329,127,228

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales, mark-to-market of futures contracts and tax treatment of partnership investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment of partnership investments, tax character of distributions from REITs, net operating loss and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$284,782	$(235,653)	$(49,129)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During the year ended December 31, 2015, the Fund utilized $28,996,164 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	687,309	563,800
Service Class	7,919,901	11,466,435
Shares issued upon reinvestment of dividends and distributions:
Standard Class	22,002	—
Service Class	310,164	—

	8,939,376	12,030,235

Shares redeemed:
Standard Class	(587,426)	(308,076)
Service Class	(3,493,408)	(3,301,730)

	(4,080,834)	(3,609,806)

Net increase	4,858,542	8,420,429

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP Ivy Mid Cap Growth Managed Volatility Fund –16

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts or foreign cross currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2015, the Fund entered into options contracts in the normal course of pursuing its investment objectives and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

Transactions in options written during the year ended December 31, 2015 for the Fund were as follows:

Call Options	Number of contracts	Premiums
Options outstanding at December 31, 2014	—	$—
Options written	(654)	(60,370)
Options expired	654	60,370

Options outstanding at December 31, 2015	—	$—

LVIP Ivy Mid Cap Growth Managed Volatility Fund –17

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Put Options	Number of Contracts	Premiums
Options outstanding at December 31, 2014	—	$—
Options written	(1,314)	(95,750)
Options expired	151	13,527
Options terminated in closing sales transactions	1,163	82,223

Options outstanding at December 31, 2015	—	$—

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(715,439)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$51,473	$—
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(12,778,819)	1,484,389
Equity contracts (Options written)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(37,498)	—
Equity contracts (Options purchased)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	566,627	—

Total		$(12,198,217)	$1,484,389

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015:

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$3,514,095	$38,040,146
Foreign currency exchange contracts (average cost)	16,739	6,604
Options contracts (average notional value)	24,994	6,615

8. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–18

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal that effective February 8, 2016, the Fund will have a new name, an additional sub-adviser, portfolio managers from the new sub-adviser, investment strategies, and risks. The Fund’s name will be LVIP Blended Mid Cap Managed Volatility Fund. T.Rowe Price Associates, Inc. will be added as an additional sub-adviser to the Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have a sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements as disclosed above.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Ivy Mid Cap Growth Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP Ivy Mid Cap Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Ivy Mid Cap Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Ivy Mid Cap Growth Managed Volatility Fund–20

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
4.20%	95.80%	100.00%

(A) and (B) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreement and the factors they should consider in evaluating such agreement. Among other information, LIAC, Lincoln Life, and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or open end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC was responsible for the risk-management overlay and had delegated day-to-day portfolio management of the underlying fund strategy to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–21

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board noted that the investment management fee for the Fund was higher than the median investment management fee of the Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver, through April 30, 2016, that also includes breakpoints, for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement are in the best interests of the Fund.

Approval of Sub-Advisory Agreement

On December 7-8, 2015, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things the approval or amendment, as applicable, of the sub-advisory agreements with T. Rowe Price Associates, Inc. (collectively the “Sub-Advisory Agreements”) for the Fund. The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-adviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including in-person presentations by representatives of the sub-adviser and the sub-adviser’s responses to LIAC’s request for proposal. The Board considered that LIAC’s research team had found that diversifying a fund from a single sub-adviser to a combination of two or more sub-advisers improved performance with the risk managed volatility overlay in back-tested simulations and that LIAC had evaluated each of the proposed sub-advisers from a relative and risk adjusted return perspective, volatility, overlay, hedging, external expertise and marketability stance. The Board also noted that the sub-adviser or affiliates of the sub-adviser provided subadvisory services to other funds in the Trust and that the Board had reviewed extensive information regarding the sub-adviser or affiliates of the sub-adviser during the annual contract renewal process that was completed in September 2015. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers as well as Lincoln Life and LIAC employees and the sub-advisers to consider the approval of the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved or amended, as applicable effective February 8, 2016. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T.Rowe”) with respect to the Fund, the Board considered the nature, extent and quality of services to be provided by T.Rowe under the Sub-Advisory Agreement. The Board noted that T.Rowe was proposed as an additional sub-adviser for a sleeve of the Fund and currently served as a sub-advisor for two other funds in the Trust. The Board considered the criteria provided by LIAC in recommending an additional sub-adviser for the Fund. The Board reviewed the services to be provided by T.Rowe, the backgrounds of the investment professionals proposed to service the Fund and the reputation, resources and investment approach of T.Rowe. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by T.Rowe were expected to be satisfactory.

Performance. The Board considered performance information provided by T.Rowe comparing the annual performance of the T.Rowe Price Capital Opportunity Fund to the S&P 500 Index for various periods and considered the back-tested performance results provided by LIAC that included

LVIP Ivy Mid Cap Growth Managed Volatility Fund–22

LVIP Ivy Mid Cap Growth Managed Volatility Fund

Other Fund Information (continued)

Approval of Sub-Advisory Agreement (continued)

the current sub-adviser and the proposed sub-adviser and the managed volatility risk overlay. The Board concluded that the services to be provided by T.Rowe were expected to be acceptable.

Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule, which included breakpoints, and considered that the sub-advisory fee was higher than the sub-advisory fee paid to Ivy Investment Management Company, the other sub-adviser to the Fund. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and T.Rowe, an unaffiliated third party and that LIAC paid the sub-advisers from its fees. The Board concluded that the sub-advisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and T.Rowe, an unaffiliated third party, and that LIAC compensates T.Rowe from its fees. The Board reviewed materials provided by T.Rowe during the annual contract renewal process as to any additional benefits it receives and noted T.Rowe has the ability to obtain research with soft dollars that may or may not be used by the Funds and may be used for the benefit of other clients of T.Rowe. The Board determined that the sub-advisory fee was reasonable in light of these fallout benefits.

Conclusions. Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Ivy Mid Cap Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Ivy Mid Cap Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Ivy Mid Cap Growth Managed Volatility Fund–26

LVIP JPMorgan Mid Cap Value Managed Volatility Fund (formerly LVIP JPMorgan Mid Cap Value RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP JPMorgan Mid Cap Value Managed

Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

The Fund returned (7.74%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell Midcap® Value Index1, returned (4.78%).

Managed by:

2015 proved to be a volatile year, with a 14% swing between the S&P 500® Index’s2 intra-year highs and lows. That said, looking back at just a few of this year’s events – oil at prices we haven’t seen in a decade, uncertain Federal Reserve policy, concerns about slower growth in China and emerging markets, as well as growing fears in credit markets – we should not be surprised by the market’s volatility. The drivers will be different, but we expect volatility again in 2016.

Strong fundamentals, coupled with the backdrop of robust merger-and-acquisition activity in the managed care industry was positive for Cigna’s stock price performance throughout the year. Cigna’s shareholders approved a deal with Anthem to be acquired in a cash and stock deal. We believe that this combination could be accretive to earnings per share if it receives all regulatory approvals. The two companies bring different strengths to the table so this merger could broaden the portfolio of health service capabilities.

Southwestern Energy, a major natural gas exploration and production company, had a challenging year navigating the weak natural gas price environment hurt by resilient production levels from shale gas producers. Additionally, the warmer than usual fall and winter has created an oversupplied gas market, further exacerbating price weakness. Despite these headwinds, Southwestern Energy is trading at a sharp discount to net asset value as their assets in the Marcellus, Appalachia and Fayetteville regions are among the highest quality. At the price levels we recently saw, we believe the risk/reward of Southwestern Energy’s stock fell in our favor, precipitating previous purchases of the stock.

Over the year, some of the biggest absolute detractors from performance were the Fund’s energy holdings, but the combination of strong stock selection and a sector underweight continued to be a top contributor to overall performance. Unfortunately, the combination of stock selection and a sector overweight within the consumer discretionary sector detracted from performance in the year as many of our retail names saw top-line weakness.

The financial sector remains the largest absolute sector weight within the Fund. As value investors, we are able to find high-quality financial companies that are trading at attractive valuations. The increase in the fed funds rate initiated at the December Federal Open Market Committee meeting was welcome news as our portfolio is well positioned to benefit in a normalizing interest rate environment. We believe our bank holdings will see meaningful net interest margin expansion over time as short-term interest rates increase. The consumer discretionary sector continues to be where we find some of our highest-conviction ideas and has been the largest overweight position relative to the benchmark.

Johnathan K.L. Simon Lawrence Playford Gloria Fu JPMorgan Investment Management, Inc.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–1

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

2015 Annual Report Commentary (continued)

Advised by:

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The Fund invests in predominantly large and mid-cap stocks, that at times during the year saw their volatility increase and a corresponding increase in the hedging activity within the Fund to control the Fund’s overall volatility level. The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis. At points during 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. The volatility management strategy detracted from results during 2015, a year which saw mixed U.S. equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–2

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

2015 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,958. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $20,814. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 7.74%

Five Years	+ 6.72%

Ten Years	+ 4.78%

Service Class Shares

One Year	– 7.96%

Five Years	+ 6.45%

Inception (4/30/07)	+ 3.71%

[1]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

[3]

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

[4]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

[5]

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

[6]	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

[7]

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Commencing October 15, 2007, Columbia Management Advisors, LLC replaced Dalton, Greiner, Hartman, Maher & Co. as the Fund’s sub-adviser.

Commencing May 1, 2010, Columbia Management Investment Advisors, LLC replaced Columbia Management Advisors, LLC as the Fund’s sub-adviser.

Commencing after close of business on September 21, 2012, J.P. Morgan Investment Management Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-advisers.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–3

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$929.60	0.80%	$3.89
Service Class Shares	1,000.00	928.60	1.05%	5.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.17	0.80%	$4.08
Service Class Shares	1,000.00	1,019.91	1.05%	5.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–4

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	89.41%

Banks	5.80%
Beverages	1.96%
Building Products	0.88%
Capital Markets	4.14%
Chemicals	1.98%
Communications Equipment	0.48%
Consumer Finance	0.45%
Containers & Packaging	2.82%
Distributors	0.95%
Electric Utilities	2.97%
Electrical Equipment	2.46%
Electronic Equipment, Instruments & Components	2.31%
Food & Staples Retailing	2.07%
Food Products	0.59%
Gas Utilities	1.66%
Health Care Providers & Services	4.90%
Hotels, Restaurants & Leisure	0.77%
Household Durables	2.91%
Household Products	0.33%
Industrial Conglomerates	1.03%
Insurance	8.34%
Internet & Catalog Retail	1.30%
Internet Software & Services	0.05%
IT Services	1.76%
Machinery	2.34%
Media	2.46%
Multiline Retail	1.96%
Multi-Utilities	3.61%
Oil, Gas & Consumable Fuels	4.58%
Personal Products	0.74%
Professional Services	0.80%
Real Estate Investment Trusts	9.70%
Semiconductors & Semiconductor Equipment	2.41%
Software	1.35%
Specialty Retail	4.64%
Textiles, Apparel & Luxury Goods	1.10%
Trading Companies & Distributors	0.81%

Money Market Fund	9.53%

Total Value of Securities	98.94%

Receivables and Other Assets Net of Liabilities	1.06%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Jack Henry & Associates	1.76%
Mohawk Industries	1.69%
M&T Bank	1.59%
Loews	1.51%
Arrow Electronics	1.44%
Energen	1.40%
Synopsys	1.36%
Kroger	1.33%
Kohl’s	1.33%
Expedia	1.30%

Total	14.71%

IT–Information Technology

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–5

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)
COMMON STOCK–89.41%
Banks–5.80%
Citizens Financial Group	131,188	$3,435,814
Fifth Third Bancorp	229,574	4,614,437
First Republic Bank	35,985	2,377,169
Huntington Bancshares	154,981	1,714,090
M&T Bank	58,772	7,121,991
SunTrust Banks	124,298	5,324,926
Zions Bancorporation	51,341	1,401,609

		25,990,036

Beverages–1.96%
Constellation Brands Class A	26,381	3,757,710
Dr Pepper Snapple Group	53,657	5,000,832

		8,758,542

Building Products–0.88%
Fortune Brands Home & Security	71,276	3,955,818

		3,955,818

Capital Markets–4.14%
American Homes 4 Rent Class A	103,353	1,721,861
Ameriprise Financial	37,798	4,022,463
Invesco	105,952	3,547,273
Legg Mason	40,072	1,572,025
Northern Trust	44,510	3,208,726
T. Rowe Price Group	62,462	4,465,408

		18,537,756

Chemicals–1.98%
Airgas	24,461	3,383,445
Albemarle	43,476	2,435,091
Sherwin-Williams	11,794	3,061,722

		8,880,258

Communications Equipment–0.48%
†CommScope Holding	82,367	2,132,482

		2,132,482

Consumer Finance–0.45%
†Ally Financial	108,401	2,020,595

		2,020,595

Containers & Packaging–2.82%
Ball	51,242	3,726,831
Silgan Holdings	92,784	4,984,356
WestRock	85,699	3,909,588

		12,620,775

Distributors–0.95%
Genuine Parts	49,353	4,238,929

		4,238,929

Electric Utilities–2.97%
Edison International	61,503	3,641,593
Westar Energy	116,115	4,924,437

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Xcel Energy	131,296	$4,714,839

		13,280,869

Electrical Equipment–2.46%
AMETEK	70,218	3,762,983
Hubbell	45,578	4,605,201
Regal Beloit	44,960	2,631,059

		10,999,243

Electronic Equipment, Instruments & Components–2.31%
Amphenol Class A	75,111	3,923,047
†Arrow Electronics	118,871	6,440,431

		10,363,478

Food & Staples Retailing–2.07%
Kroger	142,626	5,966,046
†Rite Aid	423,972	3,323,940

		9,289,986

Food Products–0.59%
Hershey	29,746	2,655,425

		2,655,425

Gas Utilities–1.66%
National Fuel Gas	51,013	2,180,806
Questar	269,195	5,243,919

		7,424,725

Health Care Providers & Services–4.90%
AmerisourceBergen	50,766	5,264,942
Cigna	36,845	5,391,529
†Henry Schein	21,261	3,363,278
Humana	29,857	5,329,773
Universal Health Services Class B	21,791	2,603,807

		21,953,329

Hotels, Restaurants & Leisure–0.77%
Marriott International Class A	43,550	2,919,592
Starwood Hotels & Resorts Worldwide	7,378	511,148

		3,430,740

Household Durables–2.91%
†Jarden	95,863	5,475,694
†Mohawk Industries	39,888	7,554,388

		13,030,082

Household Products–0.33%
Energizer SP	43,015	1,465,091

		1,465,091

Industrial Conglomerates–1.03%
Carlisle	51,814	4,595,384

		4,595,384

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–6

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–8.34%
†Alleghany	6,304	$3,012,871
Berkley (W.R.)	31,529	1,726,213
Chubb	32,289	4,282,813
Hartford Financial Services Group	123,897	5,384,564
Loews	176,486	6,777,062
Marsh & McLennan	100,054	5,547,994
Progressive	56,620	1,800,516
Unum Group	116,507	3,878,518
XL Group	125,624	4,921,948

		37,332,499

Internet & Catalog Retail–1.30%
Expedia	46,962	5,837,377

		5,837,377

Internet Software & Services–0.05%
†Match Group	18,291	247,843

		247,843

IT Services–1.76%
Jack Henry & Associates	100,895	7,875,864

		7,875,864

Machinery–2.34%
IDEX	58,761	4,501,680
†Rexnord	108,593	1,967,705
Snap-on	23,370	4,006,319

		10,475,704

Media–2.46%
CBS Class B	53,571	2,524,801
†DISH Network Class A	70,862	4,051,889
TEGNA	116,627	2,976,321
Time	91,985	1,441,405

		10,994,416

Multiline Retail–1.96%
Kohl’s	124,985	5,953,035
Nordstrom	56,696	2,824,028

		8,777,063

Multi-Utilities–3.61%
CenterPoint Energy	287,349	5,275,728
CMS Energy	123,020	4,438,562
Sempra Energy	26,521	2,493,239
WEC Energy Group	77,010	3,951,383

		16,158,912

Oil, Gas & Consumable Fuels–4.58%
Columbia Pipeline Group	247,874	4,957,480
Energen	152,623	6,256,017
EQT	104,590	5,452,277
PBF Energy	67,649	2,490,160

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Southwestern Energy	192,822	$1,370,964

		20,526,898

Personal Products–0.74%
Edgewell Personal Care	42,294	3,314,581

		3,314,581

Professional Services–0.80%
Equifax	32,256	3,592,351

		3,592,351

Real Estate Investment Trusts–9.70%
American Campus Communities	70,370	2,909,096
AvalonBay Communities	27,757	5,110,896
Boston Properties	24,815	3,164,905
Brixmor Property Group	145,782	3,764,091
Carey (W.P.) ADR	19,990	1,179,410
General Growth Properties	135,305	3,681,649
HCP	60,484	2,312,908
Kimco Realty	194,966	5,158,800
LaSalle Hotel Properties	46,000	1,157,360
Outfront Media	97,490	2,128,207
Rayonier	102,263	2,270,239
Regency Centers	40,843	2,782,225
Vornado Realty Trust	46,135	4,611,655
Weyerhaeuser	107,403	3,219,942

		43,451,383

Semiconductors & Semiconductor Equipment–2.41%
Analog Devices	66,505	3,679,057
KLA-Tencor	37,787	2,620,528
Xilinx	95,191	4,471,121

		10,770,706

Software–1.35%
†Synopsys	132,961	6,064,351

		6,064,351

Specialty Retail–4.64%
†AutoZone	6,600	4,896,606
†Bed Bath & Beyond	72,976	3,521,092
Best Buy	137,009	4,171,924
Gap	154,495	3,816,027
Tiffany	57,125	4,358,066

		20,763,715

Textiles, Apparel & Luxury Goods–1.10%
PVH	42,675	3,143,014
VF	28,596	1,780,101

		4,923,115

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–7

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–0.81%
MSC Industrial Direct	64,128	$3,608,483

		3,608,483

Total Common Stock (Cost $365,162,493)		400,338,804

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–9.53%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	42,663,110	$42,663,110

Total Money Market Fund (Cost $42,663,110)		42,663,110

TOTAL VALUE OF SECURITIES–98.94% (Cost $407,825,603)	443,001,914
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.06%	4,754,138

NET ASSETS APPLICABLE TO 31,512,795 SHARES OUTSTANDING–100.00%	$447,756,052

NET ASSET VALUE PER SHARE–LVIP JPMORGAN MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($32,079,769 / 2,243,429 Shares)	$14.299

NET ASSET VALUE PER SHARE–LVIP JPMORGAN MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($415,676,283 / 29,269,366 Shares)	$14.202

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$441,842,363
Accumulated net realized loss on investments	(28,253,464)
Net unrealized appreciation of investments and derivatives	34,167,153

Total net assets	$447,756,052

†	Non-income producing for the period.

«	Includes $4,905,678 cash collateral held at broker for futures contracts, $354,680 due to manager and affiliates, $33,881 payable for securities purchased and $209,166 payable for fund shares redeemed as of December 31, 2015.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(28) E-mini Russell 2000 Index	$(3,127,449)	$(3,168,200)	3/19/16	$(40,751)
(252) E-mini S&P 500 Index	(25,261,887)	(25,646,040)	3/19/16	(384,153)
(289) E-mini S&P MidCap 400 Index	(39,687,896)	(40,272,150)	3/19/16	(584,254)

				$(1,009,158)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

IT–Information Technology

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–8

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$6,371,644

EXPENSES:
Management fees	3,028,993
Distribution fees-Service Class	956,670
Accounting and administration expenses	243,252
Reports and statements to shareholders	53,632
Professional fees	32,257
Trustees’ fees and expenses	9,039
Custodian fees	7,822
Consulting fees	3,811
Pricing fees	565
Other	2,646

4,338,687
Less management fees waived	(72,000)

Total operating expenses	4,266,687

NET INVESTMENT INCOME	2,104,957

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	6,233,229
Foreign currencies	(6)
Futures contracts	(20,710,333)

Net realized loss	(14,477,110)

Net change in unrealized appreciation (depreciation) of:
Investments	(23,163,242)
Futures contracts	(875,761)

Net change in unrealized appreciation (depreciation)	(24,039,003)

NET REALIZED AND UNREALIZED LOSS	(38,516,113)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,411,156)

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,104,957	$1,966,177
Net realized loss	(14,477,110)	(8,603,851)
Net change in unrealized appreciation (depreciation)	(24,039,003)	30,802,844

Net increase (decrease) in net assets resulting from operations	(36,411,156)	24,165,170

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(228,061)	(255,485)
Service Class	(1,876,496)	(1,813,130)
Return of capital:
Standard Class	(27,387)	(1,024)
Service Class	(357,315)	(10,429)

	(2,489,259)	(2,080,068)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,518,100	11,318,120
Service Class	156,103,820	142,356,224
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	255,448	256,509
Service Class	2,233,811	1,823,559

	166,111,179	155,754,412

Cost of shares redeemed:
Standard Class	(5,343,678)	(5,304,368)
Service Class	(35,100,023)	(34,996,623)

	(40,443,701)	(40,300,991)

Increase in net assets derived from capital share transactions	125,667,478	115,453,421

NET INCREASE IN NET ASSETS	86,767,063	137,538,523
NET ASSETS:
Beginning of year	360,988,989	223,450,466

End of year	$447,756,052	$360,988,989

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund—9

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12[1]	12/31/11

Net asset value, beginning of period	$15.623	$14.564	$11.782	$10.357	$10.544

Income (loss) from investment operations:
Net investment income[2]	0.113	0.133	0.094	0.061	0.030
Net realized and unrealized gain (loss)	(1.322)	1.050	2.753	1.364	(0.217)

Total from investment operations	(1.209)	1.183	2.847	1.425	(0.187)

Less dividends and distributions from:
Net investment income	(0.103)	(0.123)	(0.065)	—	—
Return of capital	(0.012)	(0.001)	—	—	—

Total dividends and distributions	(0.115)	(0.124)	(0.065)	—	—

Net asset value, end of period	$14.299	$15.623	$14.564	$11.782	$10.357

Total return[3]	(7.74% )	8.11%	24.17%	13.76%	(1.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,080	$32,478	$24,156	$16,971	$20,844
Ratio of expenses to average net assets	0.80%	0.81%	0.95%	1.13%	1.02%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.84%	0.99%	1.22%	1.08%
Ratio of net investment income to average net assets	0.74%	0.89%	0.70%	0.55%	0.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.73%	0.86%	0.66%	0.46%	0.21%
Portfolio turnover	20%	24%	25%	146%	87%

[1]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–10

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12[1]	12/31/11

Net asset value, beginning of period	$15.515	$14.466	$11.705	$10.315	$10.526

Income (loss) from investment operations:
Net investment income[2]	0.074	0.095	0.061	0.033	0.003
Net realized and unrealized gain (loss)	(1.310)	1.041	2.731	1.357	(0.214)

Total from investment operations	(1.236)	1.136	2.792	1.390	(0.211)

Less dividends and distributions from:
Net investment income	(0.065)	(0.086)	(0.031)	—	—
Return of capital	(0.012)	(0.001)	—	—	—

Total dividends and distributions	(0.077)	(0.087)	(0.031)	—	—

Net asset value, end of period	$14.202	$15.515	$14.466	$11.705	$10.315

Total return[3]	(7.96% )	7.85%	23.87%	13.48%	(2.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$415,676	$328,511	$199,294	$36,282	$25,100
Ratio of expenses to average net assets	1.05%	1.06%	1.20%	1.38%	1.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.09%	1.24%	1.47%	1.33%
Ratio of net investment income to average net assets	0.49%	0.64%	0.45%	0.30%	0.02%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.48%	0.61%	0.41%	0.21%	(0.04)%
Portfolio turnover	20%	24%	25%	146%	87%

[1]	Commencing after the close of business on September 21, 2012, J.P. Morgan Investment Management, Inc. replaced Columbia Management Investment Advisors, LLC as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–11

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Mid Cap Value Managed Volatility Fund (formerly LVIP JPMorgan Mid Cap Value RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not generally separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to change in market prices. Both types of changes in gain/loss are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–12

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $2,787 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the average daily net assets of the Fund; 0.75% of the next $90 million; and 0.65% of average daily net assets in excess of $150 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% of the first $60 million of average daily net assets of the Fund. This agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which are included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$17,524
Legal	4,895

Lincoln Life also performs daily trading operations. The cost of these services are included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,357 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $45,140 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–13

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$267,122
Distribution fees payable to LFD	87,558

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$153,001,931
Sales	74,664,843

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) were as follows:

Cost of investments	$409,115,541

Aggregate unrealized appreciation	$63,272,698
Aggregate unrealized depreciation	(29,386,325)

Net unrealized appreciation	$33,886,373

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–14

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Common Stock	$400,338,804
Money Market Fund	42,663,110

Total	$443,001,914

Futures Contracts	$(1,009,158)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$2,104,557	$2,068,615
Return of capital	384,702	11,453

Total	$2,489,259	$2,080,068

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$441,842,363
Capital loss carryforwards	(27,972,684)
Net unrealized appreciation	33,886,373

Net assets	$447,756,052

The differences between book basis and tax basis components of net assets are primarily attributable to losses due to wash sales and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and REIT adjustment. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(400)	$6	$394

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$1,546,552	$10,105,615	$16,320,517	$27,972,684

*Capital loss carryovers with no expiration must be utilized first.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–15

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	493,374	755,335
Service Class	10,258,776	9,631,495
Shares issued upon reinvestment of dividends and distributions:
Standard Class	17,764	16,420
Service Class	156,408	117,587

	10,926,322	10,520,837

Shares redeemed:
Standard Class	(346,632)	(351,439)
Service Class	(2,320,194)	(2,351,267)

	(2,666,826)	(2,702,706)

Net increase	8,259,496	7,818,131

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts — The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(1,009,158)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(20,710,333)	$(875,761)

Average Volume of Derivatives-The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$7,767,335	$50,639,209

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–16

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Notes to Financial Statements (continued)

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities and no securities have been determined to be illiquid.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal that effective February 8, 2016, the Fund will have a new name, additional strategies from the sub-adviser, and additional portfolio managers for the new strategies. The name of the Fund will be LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan Mid Cap Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan Mid Cap Value Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–18

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
84.55%	15.45%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or open end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC was responsible for the risk-management overlay and had delegated day-to-day portfolio management of the underlying fund strategy to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–19

LVIP JPMorgan Mid Cap Value Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board noted that the investment management fee was higher than the median investment management fee of the Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver for the Fund on assets up to $60 million through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund on assets up to $60 million through April 30, 2016, and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid Core Value funds category and the Russell 2000 Daily Volatility Control 10% Total Return Index. The Board considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one, three, five and ten year periods. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board considered that JPMorgan assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board concluded that the services provided by JPMorgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints and noted that the subadvisory fee schedule was within range of funds with similar strategies subadvised by JPMorgan. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JPMorgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable..

Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Funds. The Board noted JPMorgan’s statement that it was not aware of direct or indirect benefits from serving as sub-adviser to the Fund and that it receives research in connection with Fund brokerage transactions. The Board noted the subadvisory fee schedule was negotiated between LIAC and JPMorgan, an unaffiliated third party, and that LIAC compensated JPMorgan from its fees.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of the Fund.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, FortWayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP JPMorgan Mid Cap Value Managed Volatility Fund–23

LVIP JPMorgan High Yield Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP JPMorgan High Yield Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (3.94%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2015, while its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index®* returned (4.43%).

The high-yield market traded off in 2015 for the first time since the financial crisis as investors digested falling commodity prices, a Federal Reserve rate hike that materialized at the December meeting, liquidity concerns, and the closure of a prominent distressed high-yield fund. The energy and mining sectors weighed heavily on returns, accounting for nearly 87% of the total decline in the high-yield space in the quarter, as persistently low commodity prices across the board have investors questioning the viability of many high-yield energy/metals producers into 2016. Few sectors provided positive returns in 2015, with consumer non-cyclical (2.14%) and financial institutions (2.39%) only partially offsetting the selloff in energy and mining. Despite the list of concerns weighing on investor sentiment, we remain positive on the high-yield market as a whole, especially credits of high quality that are not overly exposed to commodity prices or emerging economies. An average yield-to-worst approaching 9% typically only occurs in or near a U.S. recession. However, given consistent growth for six straight quarters, low unemployment, and no obvious overheating in the real economy, we do not forecast a recession in 2016. We see a slow growth economy that is a net positive for high-yield borrowers, which generally have reasonable leverage, good balance sheets and access to the capital markets.

The Fund outperformed the index in the: 1) energy, 2) basic industry, and 3) consumer non-cyclical sectors. The Fund’s bond allocation outperformed the index for the year.

Conversely, the Fund trailed the index in the: 1) utility, 2) transportation, and 3) communication sectors. The Fund’s allocation to loans was a drag on performance for the year, as its loan returns trailed index returns.

Looking at the high-yield market in 2016, we see a division between commodity-dependent sectors and the majority of the market. In sectors outside mining and energy, we regard the market as relatively attractive. We view the risk of recession as low in the next 12 months, a scenario that would support returns in the coming year given that spreads are high relative to past non-recessionary periods, and given reasonable fundamentals in the high-yield space. In the commodities sectors, we remain cognizant of the wide range of outside factors that can influence commodity prices and sector returns. We maintain a preference for quality and underweights in commodity-related credits as the market anticipates a rise in defaults in 2016, concentrated in lower quality and energy borrowers. Ultimately our ability to provide alpha will be driven by avoiding deteriorating credits, and we continue to focus on companies with improving fundamentals and upgrade potential at attractive yields.

William J. Morgan,

James P. Shanahan Jr.

James E. Gibson

J.P. Morgan Investment Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund

2015 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 5/3/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,287 for the Standard Class shares and $13,101 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $13,732. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 3.94%

Five Year	+ 4.46%

Inception (5/3/10)	+ 5.14%

Service Class Shares

One Year	– 4.17%

Five Year	+ 4.20%

Inception (5/3/10)	+ 4.88%

*

Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.

LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund

Disclosure

OF FUND EXPENSES

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$937.50	0.65%	$3.17
Service Class Shares	1,000.00	936.40	0.90%	4.39

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.93	0.65%	$3.31
Service Class Shares	1,000.00	1,020.67	0.90%	4.58

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Convertible Bond	0.04%

Corporate Bonds	87.30%

Aerospace & Defense	0.33%
Airlines	0.67%
Auto Components	1.29%
Automobiles	0.60%
Banks	4.08%
Beverages	0.74%
Biotechnology	0.30%
Building Products	1.18%
Capital Markets	0.36%
Chemicals	2.33%
Commercial Services & Supplies	1.59%
Communications Equipment	0.83%
Construction & Engineering	0.92%
Construction Materials	1.60%
Consumer Finance	1.54%
Containers & Packaging	1.89%
Diversified Consumer Services	0.21%
Diversified Financial Services	2.13%
Diversified Telecommunication Services	4.74%
Electric Utilities	0.17%
Electrical Equipment	0.33%
Electronic Equipment, Instruments & Components	0.50%
Energy Equipment & Services	1.13%
Food & Staples Retailing	1.26%
Food Products	3.04%
Gas Utilities	0.33%
Health Care Equipment & Supplies	1.41%
Health Care Providers & Services	6.13%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	3.24%
Household Durables	1.56%
Household Products	0.48%
Independent Power & Renewable Electricity Producers	1.83%
Insurance	0.69%
Internet & Catalog Retail	0.27%
Internet Software & Services	0.43%
IT Services	1.09%
Life Sciences Tools & Services	0.13%
Machinery	0.64%
Marine	0.43%
Media	8.84%
Metals & Mining	3.23%
Multiline Retail	0.13%
Oil, Gas & Consumable Fuels	8.07%

Security Type/Sector	Percentage of Net Assets

Paper & Forest Products	0.26%
Pharmaceuticals	2.64%
Professional Services	0.10%
Real Estate Investment Trusts	0.98%
Real Estate Management & Development	0.04%
Road & Rail	0.28%
Semiconductors & Semiconductor Equipment	1.21%
Software	1.25%
Specialty Retail	1.31%
Technology Hardware, Storage & Peripherals	0.06%
Textiles, Apparel & Luxury Goods	0.07%
Thrift & Mortgage Finance	0.20%
Trading Companies & Distributors	1.93%
Wireless Telecommunication Services	4.25%

Senior Secured Loans	5.24%

Common Stock	0.06%

Preferred Stock	0.86%

Warrant	0.00%

Money Market Fund	6.54%

Total Value of Securities	100.04%

Liabilities Net of Receivables and Other Assets	(0.04%)

Total Net Assets	100.00%

IT–Information Technology

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund

Statement of Net Assets

December 31, 2015

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BOND–0.04%
#NRG Yield 144A 3.25% exercise price $27.50, maturity date 6/1/20	400,000	$337,750

Total Convertible Bond (Cost $356,669)		337,750

CORPORATE BONDS–87.30%
Aerospace & Defense–0.33%
Aerojet Rocketdyne Holdings 7.125% 3/15/21	153,000	159,885
Bombardier
#144A 4.75% 4/15/19	410,000	339,275
#144A 5.50% 9/15/18	250,000	230,650
#144A 6.125% 1/15/23	257,000	178,615
#144A 7.75% 3/15/20	112,000	91,000
Orbital ATK
5.25% 10/1/21	310,000	313,100
#144A 5.50% 10/1/23	305,000	311,100
TransDigm 6.00% 7/15/22	956,000	939,270

		2,562,895

Airlines–0.67%
Continental Airlines Pass Through Trust
♦Series 2003-ERJ1 7.875% 7/2/18	608,885	634,002
♦Series 2004-ERJ1 9.558% 9/1/19	328,301	351,692
♦Series 2005-ERJ1 9.798% 4/1/21	242,143	265,450
Series 2012-3 Class C 6.125% 4/29/18	577,000	589,261
Delta Air Lines Pass Through Trust
♦Series 2012-1 Class A 4.75% 5/7/20	125,158	132,198
#♦Series 2012-1 Class B 144A 6.875% 5/7/19	438,098	471,502
♦Northwest Airlines Pass Through Trust 7.027% 11/1/19	715,487	798,162
♦UAL Pass Through Trust Series 2007-1 Class A 6.636% 7/2/22	308,916	329,381
♦US Airways Series 2013-1 Class B Pass Through Trust 5.375% 11/15/21	1,660,843	1,662,919

		5,234,567

Auto Components–1.29%
Dana Holding 6.75% 2/15/21	18,000	18,563
Goodyear Tire & Rubber
5.125% 11/15/23	650,000	669,500
6.50% 3/1/21	675,000	712,125
7.00% 5/15/22	2,088,000	2,241,990
MPG Holdco I 7.375% 10/15/22	1,682,000	1,707,230

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Auto Components (continued)
#Poindexter (J.B.) 144A 9.00% 4/1/22	609,000	$639,450
Tenneco 5.375% 12/15/24	476,000	485,520
ZF North America Capital
#144A 4.00% 4/29/20	1,538,000	1,556,456
#144A 4.50% 4/29/22	1,119,000	1,098,019
#144A 4.75% 4/29/25	976,000	933,300

		10,062,153

Automobiles–0.60%
Fiat Chrysler Automobiles
4.50% 4/15/20	1,186,000	1,206,755
5.25% 4/15/23	819,000	808,763
General Motors Financial
3.25%5/15/18	56,000	56,312
4.25%5/15/23	94,000	93,124
4.75%8/15/17	275,000	285,132
@‡General Motors Liquidation Escrow 8.80% 3/1/21	425,000	43
Jaguar Land Rover Automotive
#144A 4.125% 12/15/18	1,461,000	1,473,784
#144A 4.25% 11/15/19	589,000	595,626
#144A 5.625% 2/1/23	150,000	152,063

		4,671,602

Banks–4.08%
•Barclays 8.25% 12/29/49	1,085,000	1,158,884
Barclays Bank 7.625% 11/21/22	810,000	923,906
#•BNP Paribas 144A 7.375% 8/19/25	1,005,000	1,032,637
CIT Group
4.25% 8/15/17	338,000	346,450
5.00% 5/15/17	749,000	773,343
5.00% 8/15/22	1,960,000	2,017,585
5.375% 5/15/20	4,833,000	5,074,650
#144A 6.625% 4/1/18	1,306,000	1,381,095
Citigroup
•5.875% 12/29/49	1,135,000	1,127,906
•5.95% 12/29/49	1,810,000	1,806,103
•5.95% 12/29/49	635,000	622,141
•5.95% 12/31/49	495,000	477,056
•6.125% 12/29/49	495,000	505,519
#•Credit Agricole 144A 6.625% 9/29/49	722,000	712,246
•HSBC Holdings 6.375% 3/29/49	526,000	526,657
Royal Bank of Scotland Group
5.125% 5/28/24	680,000	690,113
6.00% 12/19/23	1,768,000	1,907,189
6.10% 6/10/23	3,304,000	3,555,286
6.125% 12/15/22	2,370,000	2,583,885
•7.50% 12/29/49	908,000	947,725

LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Scotland Group (continued)
•8.00% 12/29/49	452,000	$479,120
•9.50% 3/16/22	697,000	756,111
#•Societe Generale 144A 8.00% 9/29/49	2,295,000	2,342,688

		31,748,295

Beverages–0.74%
Constellation Brands
3.75% 5/1/21	159,000	159,795
4.75% 11/15/24	671,000	686,097
4.75% 12/1/25	637,000	650,536
6.00% 5/1/22	5,000	5,513
Cott Beverages
5.375% 7/1/22	1,850,000	1,817,625
6.75% 1/1/20	696,000	720,360
#DS Services of America 144A 10.00% 9/1/21	1,487,000	1,695,180

		5,735,106

Biotechnology–0.30%
#Concordia Healthcare 144A 7.00% 4/15/23	2,633,000	2,297,293

		2,297,293

Building Products–1.18%
Building Materials Corp of America
#144A 5.375% 11/15/24	732,000	733,830
#144A 6.00% 10/15/25	835,000	855,875
Griffon 5.25% 3/1/22	343,000	328,423
#Hardwoods Acquisition 144A 7.50% 8/1/21	970,000	805,100
Headwaters 7.25% 1/15/19	661,000	679,177
Masco
4.45% 4/1/25	1,197,000	1,176,053
5.95% 3/15/22	156,000	168,870
7.125% 3/15/20	20,000	23,150
#Masonite International 144A 5.625% 3/15/23	750,000	778,125
#NCI Building Systems 144A 8.25% 1/15/23	730,000	770,150
#NWH Escrow 144A 7.50% 8/1/21	585,000	470,925
Summit Materials
6.125% 7/15/23	1,325,000	1,311,750
#144A 6.125% 7/15/23	645,000	638,550
USG
#144A 5.50% 3/1/25	390,000	397,313
#144A 7.875% 3/30/20	18,000	18,945

		9,156,236

Capital Markets–0.36%
E*TRADE Financial
4.625% 9/15/23	1,009,000	1,027,919

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
E*TRADE Financial (continued)
5.375% 11/15/22	335,000	$351,750
Goldman Sachs Group
•5.375% 5/10/20	802,000	797,990
•5.70% 12/29/49	594,000	591,030

		2,768,689

Chemicals–2.33%
Ashland 4.75% 8/15/22	1,262,000	1,232,027
Axiall 4.875% 5/15/23	970,000	876,637
#Basell Finance 144A 8.10% 3/15/27	435,000	543,425
Blue Cube Spinco
#144A 9.75% 10/15/23	1,788,000	1,937,745
#144A 10.00% 10/15/25	2,467,000	2,726,035
Celanese US Holdings 4.625% 11/15/22	225,000	222,750
Chemours
#144A 6.625% 5/15/23	405,000	285,525
#144A 7.00% 5/15/25	300,000	205,500
Eagle Spinco 4.625% 2/15/21	120,000	110,850
Grace (W.R.)
#144A 5.125% 10/1/21	415,000	420,187
#144A 5.625% 10/1/24	138,000	139,897
Hexion
6.625% 4/15/20	2,302,000	1,801,315
10.00% 4/15/20	455,000	376,513
INEOS Group Holdings
#144A 5.875% 2/15/19	200,000	194,750
#144A 6.125% 8/15/18	236,000	234,525
LyondellBasell Industries
5.00% 4/15/19	430,000	457,755
6.00% 11/15/21	580,000	651,823
Momentive Performance Materials
3.88% 10/24/21	950,000	660,250
@=‡8.875% 10/15/20	600,000	0
NOVA Chemicals
#144A 5.00% 5/1/25	331,000	320,243
#144A 5.25% 8/1/23	450,000	447,187
#Nufarm Australia 144A 6.375% 10/15/19	574,000	570,413
PolyOne 5.25% 3/15/23	1,200,000	1,176,000
Rain CII Carbon
#144A 8.00% 12/1/18	755,000	651,187
#144A 8.25% 1/15/21	625,000	490,625
#Scotts Miracle-Gro 144A 6.00% 10/15/23	450,000	471,375
Tronox Finance
6.375% 8/15/20	60,000	36,408
#144A 7.50% 3/15/22	1,483,000	863,847

		18,104,794

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies–1.59%
#ACE Cash Express 144A 11.00% 2/1/19	1,477,000	$539,105
ADT
3.50% 7/15/22	171,000	153,900
4.125% 4/15/19	230,000	236,613
4.125% 6/15/23	4,410,000	4,145,400
6.25% 10/15/21	1,280,000	1,343,424
Casella Waste Systems 7.75% 2/15/19	1,925,000	1,920,187
#CEB 144A 5.625% 6/15/23	407,000	404,965
Cenveo
#144A 6.00% 8/1/19	41,000	29,110
#144A 8.50% 9/15/22	570,000	310,650
Covanta Holding
5.875% 3/1/24	200,000	182,000
6.375% 10/1/22	144,000	144,000
Donnelley (R.R.) & Sons 6.50% 11/15/23	114,000	105,877
#Garda World Security 144A 7.25% 11/15/21	1,500,000	1,297,500
Harland Clarke Holdings
#144A 9.25% 3/1/21	315,000	248,456
#144A 9.75% 8/1/18	355,000	328,819
#~Igloo Holdings PIK 144A 8.25% 12/15/17	208,000	208,000
#Mustang Merger 144A 8.50% 8/15/21	308,000	321,090
Quad Graphics 7.00% 5/1/22	490,000	309,925
#@Speedy Cash Intermediate Holdings 144A 10.75% 5/15/18	295,000	151,925

		12,380,946

Communications Equipment–0.83%
Alcatel-Lucent USA
#144A 4.625% 7/1/17	266,000	273,315
6.45% 3/15/29	489,000	496,946
#144A 6.75% 11/15/20	323,000	341,573
Avaya
#144A 7.00% 4/1/19	2,137,000	1,592,065
#144A 10.50% 3/1/21	1,222,000	421,590
CommScope
#144A 4.375% 6/15/20	170,000	171,700
#144A 5.00% 6/15/21	928,000	893,200
#144A 5.50% 6/15/24	210,000	200,287
#CommScope Technologies
Finance 144A 6.00% 6/15/25	547,000	527,855
Goodman Networks
12.125% 7/1/18	1,386,000	381,150
Nokia
5.375% 5/15/19	418,000	444,710
6.625% 5/15/39	658,000	676,509

		6,420,900

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Construction & Engineering–0.92%
AECOM
5.75% 10/15/22	1,130,000	$1,168,137
5.875% 10/15/24	2,624,000	2,686,320
MasTec 4.875% 3/15/23	1,949,000	1,695,630
Tutor Perini 7.625% 11/1/18	1,605,000	1,609,013

		7,159,100

Construction Materials–1.60%
Cemex
#144A 5.70% 1/11/25	2,205,000	1,849,444
#144A 6.125% 5/5/25	1,700,000	1,457,750
#144A 7.25% 1/15/21	2,277,000	2,197,305
Cemex Finance
#144A 6.00% 4/1/24	300,000	258,000
#144A 9.375% 10/12/22	3,670,000	3,881,025
US Concrete 8.50% 12/1/18	375,000	390,000
Vulcan Materials
4.50% 4/1/25	1,026,000	1,020,870
7.50% 6/15/21	1,160,000	1,357,200

		12,411,594

Consumer Finance–1.54%
Ally Financial
3.60% 5/21/18	611,000	612,527
4.625% 5/19/22	6,399,000	6,446,993
4.75% 9/10/18	15,000	15,394
5.75% 11/20/25	1,165,000	1,182,475
6.25% 12/1/17	1,505,000	1,582,131
8.00% 12/31/18	450,000	493,875
8.00% 11/1/31	1,430,000	1,657,013

		11,990,408

Containers & Packaging–1.89%
Ardagh Packaging Finance
#144A 6.25% 1/31/19	565,000	545,225
#144A 7.00% 11/15/20	88,235	87,132
#144A 9.125% 10/15/20	567,000	582,593
#144A 9.125% 10/15/20	224,000	231,280
Ball
4.00% 11/15/23	354,000	339,397
4.375% 12/15/20	700,000	712,250
5.00% 3/15/22	135,000	138,375
5.25% 7/1/25	316,000	324,295
Berry Plastics
5.125% 7/15/23	635,000	619,125
5.50% 5/15/22	500,000	498,750
Beverage Packaging Holdings Luxembourg II
#144A 5.625% 12/15/16	440,000	436,150
#144A 6.00% 6/15/17	150,000	145,687
Cascades
#144A 5.50% 7/15/22	665,000	647,544
#144A 5.75% 7/15/23	510,000	490,875

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Containers & Packaging (continued)
Crown Americas
4.50% 1/15/23	195,000	$191,587
6.25% 2/1/21	250,000	258,437
Graphic Packaging International 4.75% 4/15/21	357,000	365,925
Novelis 8.75% 12/15/20	1,678,000	1,547,955
Owens Illinois 7.80% 5/15/18	400,000	444,000
Owens-Brockway Glass Container
#144A 5.00% 1/15/22	685,000	672,156
#144A 5.375% 1/15/25	249,000	244,331
#144A 5.875% 8/15/23	105,000	106,772
#144A 6.375% 8/15/25	60,000	61,763
Reynolds Group Issuer
5.75% 10/15/20	1,385,000	1,412,271
6.875% 2/15/21	435,000	449,137
7.125% 4/15/19	545,000	555,900
9.875% 8/15/19	948,000	956,295
Sealed Air
#144A 4.875% 12/1/22	360,000	362,250
#144A 5.125% 12/1/24	660,000	663,300
#144A 5.25% 4/1/23	200,000	205,000
#144A 6.50% 12/1/20	355,000	393,163

		14,688,920

Diversified Consumer Services–0.21%
Service International
5.375% 1/15/22	83,000	86,943
5.375% 5/15/24	905,000	936,675
8.00% 11/15/21	500,000	590,000

		1,613,618

Diversified Financial Services–2.13%
AerCap Ireland Capital
4.25% 7/1/20	291,000	293,910
4.50% 5/15/21	1,385,000	1,410,969
4.625% 7/1/22	875,000	887,031
#Argos Merger Sub 144A 7.125% 3/15/23	1,358,000	1,349,852
#CNG Holdings 144A 9.375% 5/15/20	1,118,000	475,150
#Denali Borrower 144A 5.625% 10/15/20	1,034,000	1,085,700
Fly Leasing 6.75% 12/15/20	200,000	205,720
Icahn Enterprises
4.875% 3/15/19	455,000	452,043
5.875% 2/1/22	1,244,000	1,220,675
International Lease Finance
5.875% 4/1/19	260,000	276,250
6.25% 5/15/19	1,345,000	1,444,194
8.25% 12/15/20	2,371,000	2,809,635
8.625% 1/15/22	845,000	1,025,619
#MSCI 144A 5.25% 11/15/24	955,000	971,713

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
#National Financial Partners 144A 9.00% 7/15/21	1,191,000	$1,094,231
#Quicken Loans 144A 5.75% 5/1/25	1,602,000	1,531,913

		16,534,605

Diversified Telecommunication Services–4.74%
CenturyLink 5.625% 4/1/25	811,000	688,336
Cincinnati Bell 8.375% 10/15/20	1,670,000	1,711,750
#Clearwire Communications 144A 14.75% 12/1/16	288,000	318,960
Consolidated Communications 6.50% 10/1/22	1,122,000	948,090
Embarq 7.995% 6/1/36	5,291,000	5,462,957
Frontier Communications
6.25% 9/15/21	400,000	341,000
7.125% 3/15/19	185,000	185,907
8.125% 10/1/18	225,000	233,156
8.50% 4/15/20	2,565,000	2,577,825
8.75% 4/15/22	143,000	132,990
#144A 8.875% 9/15/20	276,000	280,140
9.25% 7/1/21	2,413,000	2,379,821
#144A 10.50% 9/15/22	784,000	783,020
#144A 11.00% 9/15/25	2,345,000	2,327,413
Intelsat Jackson Holdings
5.50% 8/1/23	2,058,000	1,625,820
6.625% 12/15/22	640,000	411,200
7.25% 4/1/19	1,241,000	1,144,823
7.25% 10/15/20	1,835,000	1,614,800
Intelsat Luxembourg 7.75% 6/1/21	916,000	432,810
Level 3 Communications 5.75% 12/1/22	1,528,000	1,566,200
Level 3 Financing
#144A 5.125% 5/1/23	210,000	209,213
5.375% 8/15/22	870,000	886,313
#144A 5.375% 1/15/24	600,000	604,500
#144A 5.375% 5/1/25	370,000	369,537
6.125% 1/15/21	665,000	689,937
7.00% 6/1/20	635,000	665,163
#Plantronics 144A 5.50% 5/31/23	453,000	451,867
Qwest 7.25% 9/15/25	340,000	362,313
Qwest Capital Funding
6.875% 7/15/28	124,000	97,340
7.75% 2/15/31	1,229,000	1,047,723
Virgin Media Finance
#144A 5.75% 1/15/25	200,000	193,000
#144A 6.00% 10/15/24	400,000	400,500
#144A 6.375% 4/15/23	680,000	692,750
Virgin Media Secured Finance
#144A 5.25% 1/15/26	455,000	443,625
#144A 5.375% 4/15/21	715,500	741,437

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Windstream Services
6.375% 8/1/23	525,000	$379,969
7.50% 6/1/22	1,524,000	1,175,385
7.50% 4/1/23	1,992,000	1,508,541
7.75% 10/1/21	957,000	757,824

		36,843,955

Electric Utilities–0.17%
#InterGen 144A 7.00% 6/30/23	353,000	281,517
#‡Texas Competitive Electric Holdings 144A 11.50% 10/1/20	3,115,000	1,043,525

		1,325,042

Electrical Equipment–0.33%
#EnerSys 144A 5.00% 4/30/23	315,000	315,000
Sensata Technologies
#144A 4.875% 10/15/23	435,000	424,669
#144A 5.00% 10/1/25	641,000	628,180
#144A 5.625% 11/1/24	531,000	544,939
#Sensata Technologies UK Financing 144A 6.25% 2/15/26	597,000	622,373

		2,535,161

Electronic Equipment, Instruments & Components–0.50%
#Anixter 144A 5.50% 3/1/23	685,000	690,137
Belden
#144A 5.25% 7/15/24	213,000	197,025
#144A 5.50% 9/1/22	70,000	67,725
CDW
5.00% 9/1/23	259,000	263,533
5.50% 12/1/24	335,000	351,750
6.00% 8/15/22	515,000	545,256
#International Wire Group Holdings 144A 8.50% 10/15/17	775,000	794,375
Zebra Technologies 7.25% 10/15/22	951,000	996,173

		3,905,974

Energy Equipment & Services–1.13%
Archrock Partners 6.00% 10/1/22	575,000	471,500
Basic Energy Services 7.75% 10/15/22	566,000	189,610
CSI Compressco 7.25% 8/15/22	720,000	536,400
Parker Drilling
6.75% 7/15/22	172,000	118,680
7.50% 8/1/20	493,000	377,145
PHI 5.25% 3/15/19	292,000	235,060
Pioneer Energy Services 6.125% 3/15/22	617,000	289,990
Precision Drilling
5.25% 11/15/24	631,000	432,235

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Energy Equipment & Services (continued)
Precision Drilling (continued)
6.50% 12/15/21	226,000	$175,150
6.625% 11/15/20	735,000	576,975
#Sea Trucks Group 144A 9.00% 3/26/18	1,218,750	759,708
SESI 7.125% 12/15/21	500,000	446,250
#Shelf Drilling Holdings 144A 8.625% 11/1/18	425,000	310,250
Summit Midstream Holdings
5.50% 8/15/22	525,000	391,125
7.50% 7/1/21	185,000	158,175
Transocean 7.125% 12/15/21	978,000	634,477
#Trinidad Drilling 144A 7.875% 1/15/19	590,000	522,150
Unit 6.625% 5/15/21	2,306,000	1,671,850
Western Refining Logistics 7.50% 2/15/23	500,000	480,000

		8,776,730

Food & Staples Retailing–1.26%
#Albertsons Holdings 144A 7.75% 10/15/22	2,583,000	2,752,496
Ingles Markets 5.75% 6/15/23	775,000	776,937
New Albertsons
6.625% 6/1/28	390,000	315,900
7.45% 8/1/29	511,000	454,790
7.75% 6/15/26	398,000	368,150
8.00% 5/1/31	232,000	212,280
8.70% 5/1/30	106,000	100,700
Rite Aid
#144A 6.125% 4/1/23	1,236,000	1,283,895
6.75% 6/15/21	440,000	462,000
9.25% 3/15/20	225,000	238,219
#Shearer’s Foods 144A 9.00% 11/1/19	142,000	150,343
SUPERVALU 7.75% 11/15/22	2,958,000	2,699,175

		9,814,885

Food Products–3.04%
Aramark Services
#144A 5.125% 1/15/24	640,000	653,600
5.75% 3/15/20	525,000	544,031
#Bumble Bee Holdings 144A 9.00% 12/15/17	1,676,000	1,701,140
Darling Ingredients 5.375% 1/15/22	2,155,000	2,130,756
#Dean Foods 144A 6.50% 3/15/23	1,800,000	1,876,500
JBS USA Finance
#144A 5.75% 6/15/25	1,443,000	1,262,625
#144A 5.875% 7/15/24	2,448,000	2,227,680
#144A 7.25% 6/1/21	2,614,000	2,607,465

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
JBS USA Finance (continued)
#144A 7.25% 6/1/21	872,000	$869,820
#144A 8.25% 2/1/20	1,236,000	1,242,180
#Pilgrim’s Pride 144A 5.75% 3/15/25	508,000	495,300
Post Holdings
#144A 6.75% 12/1/21	2,134,000	2,182,015
#144A 7.75% 3/15/24	412,000	432,600
#144A 8.00% 7/15/25	150,000	159,375
Smithfield Foods
#144A 5.25% 8/1/18	1,052,000	1,067,780
#144A 5.875% 8/1/21	2,216,000	2,288,020
6.625% 8/15/22	1,312,000	1,366,120
7.75% 7/1/17	240,000	256,800
#Wells Enterprises 144A 6.75% 2/1/20	228,000	235,410

		23,599,217

Gas Utilities–0.33%
AmeriGas Finance
6.75% 5/20/20	122,000	119,255
7.00% 5/20/22	1,357,000	1,319,683
AmeriGas Partners
6.25% 8/20/19	415,000	399,437
6.50% 5/20/21	27,000	25,650
NGL Energy Partners
5.125% 7/15/19	199,000	158,205
6.875% 10/15/21	352,000	265,760
Suburban Propane Partners
5.50% 6/1/24	300,000	244,500
7.375% 8/1/21	68,000	65,620

		2,598,110

Health Care Equipment & Supplies–1.41%
Alere
#144A 6.375% 7/1/23	972,000	911,250
6.50% 6/15/20	442,000	426,530
#ConvaTec Healthcare 144A 10.50% 12/15/18	2,000,000	2,020,820
#Crimson Merger Sub 144A 6.625% 5/15/22	739,000	508,063
Halyard Health 6.25% 10/15/22	235,000	234,853
#Hill-Rom Holdings 144A 5.75% 9/1/23	530,000	543,250
#Hologic 144A 5.25% 7/15/22	985,000	1,008,394
Mallinckrodt International Finance
3.50% 4/15/18	72,000	68,760
4.75% 4/15/23	136,000	121,040
#144A 4.875% 4/15/20	775,000	749,813
#144A 5.50% 4/15/25	640,000	592,000
#144A 5.625% 10/15/23	2,184,000	2,085,720
#144A 5.75% 8/1/22	1,069,000	1,031,585

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
#Sterigenics-Nordion Holdings 144A 6.50% 5/15/23	280,000	$268,100
Teleflex 5.25% 6/15/24	405,000	405,000

		10,975,178

Health Care Providers & Services–6.13%
Acadia Healthcare
5.125% 7/1/22	410,000	385,400
5.625% 2/15/23	330,000	313,500
6.125% 3/15/21	590,000	601,800
Amsurg
5.625% 11/30/20	500,000	510,000
5.625% 7/15/22	1,590,000	1,580,063
Centene 4.75% 5/15/22	486,000	472,635
Community Health Systems
5.125% 8/15/18	305,000	308,050
5.125% 8/1/21	700,000	700,000
6.875% 2/1/22	2,710,000	2,584,663
7.125% 7/15/20	810,000	811,013
8.00% 11/15/19	2,030,000	2,055,375
DaVita HealthCare Partners
5.00% 5/1/25	1,125,000	1,088,437
5.125% 7/15/24	1,460,000	1,462,737
5.75% 8/15/22	400,000	413,500
#Envision Healthcare 144A 5.125% 7/1/22	950,000	935,750
#Fresenius Medical Care US Finance 144A 5.75% 2/15/21	630,000	677,250
Fresenius Medical Care US Finance II
#144A 4.125% 10/15/20	385,000	390,775
#144A 4.75% 10/15/24	230,000	225,400
#144A 5.625% 7/31/19	176,000	190,300
#144A 5.875% 1/31/22	1,488,000	1,599,600
#144A 6.50% 9/15/18	225,000	248,629
HCA
3.75% 3/15/19	444,000	448,440
4.25% 10/15/19	630,000	643,387
5.00% 3/15/24	506,000	506,000
5.25% 4/15/25	705,000	712,050
5.375% 2/1/25	1,461,000	1,444,564
5.875% 3/15/22	1,019,000	1,077,593
5.875% 5/1/23	1,220,000	1,256,600
5.875% 2/15/26	2,125,000	2,138,281
6.50% 2/15/20	1,250,000	1,365,000
7.50% 2/15/22	1,065,000	1,184,813
8.00% 10/1/18	1,000,000	1,122,500
HCA Holdings 6.25% 2/15/21	470,000	499,375
HealthSouth 5.75% 11/1/24	777,000	744,949
IASIS Healthcare 8.375% 5/15/19	2,956,000	2,734,300
#inVentiv Health 144A 9.00% 1/15/18	325,000	333,937

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
LifePoint Health
5.50% 12/1/21	495,000	$504,900
6.625% 10/1/20	250,000	259,457
#MPH Acquisition Holdings 144A 6.625% 4/1/22	2,690,000	2,703,450
#Team Health 144A 7.25% 12/15/23	705,000	731,437
Tenet Healthcare
4.375% 10/1/21	495,000	480,150
4.50% 4/1/21	1,646,000	1,613,080
4.75% 6/1/20	840,000	848,400
5.00% 3/1/19	551,000	511,053
5.50% 3/1/19	1,535,000	1,454,413
6.00% 10/1/20	658,000	695,835
6.25% 11/1/18	150,000	158,625
6.75% 2/1/20	115,000	109,825
6.75% 6/15/23	885,000	822,497
8.00% 8/1/20	1,205,000	1,214,037
8.125% 4/1/22	1,453,000	1,456,633
Universal Health Services
#144A 3.75% 8/1/19	128,000	130,720
#144A 4.75% 8/1/22	187,000	189,337

		47,650,515

Health Care Technology–0.03%
#IMS Health 144A 6.00% 11/1/20	220,000	227,150

		227,150

Hotels, Restaurants & Leisure–3.24%
AMC Entertainment 5.875% 2/15/22	1,241,000	1,265,820
Boyd Gaming 6.875% 5/15/23	1,471,000	1,518,807
#CCM Merger 144A 9.125% 5/1/19	260,000	272,675
Cedar Fair
5.25% 3/15/21	593,000	613,755
5.375% 6/1/24	265,000	268,975
Choice Hotels International 5.75% 7/1/22	373,000	400,975
#‡Chukchansi Economic Development Authority 144A 9.75% 5/30/20	236,584	140,767
Cinemark USA 5.125% 12/15/22	1,025,000	1,021,156
#Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.50% 7/1/19	641,000	660,230
FelCor Lodging 6.00% 6/1/25	335,000	341,700
#Golden Nugget Escrow 144A 8.50% 12/1/21	750,000	757,500
Hilton Worldwide Finance 5.625% 10/15/21	475,000	494,594

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Isle of Capri Casinos 5.875% 3/15/21	635,000	$650,875
#Landry’s 144A 9.375% 5/1/20	725,000	766,687
MGM Resorts International
5.25% 3/31/20	90,000	89,550
6.00% 3/15/23	550,000	547,250
6.75% 10/1/20	675,000	696,937
7.75% 3/15/22	3,362,000	3,584,733
8.625% 2/1/19	120,000	133,537
11.375% 3/1/18	250,000	287,030
#NCL 144A 5.25% 11/15/19	124,000	127,333
New Red Finance
#144A 4.625% 1/15/22	270,000	271,350
#144A 6.00% 4/1/22	1,010,000	1,042,825
#Rivers Pittsburgh Borrower 144A 9.50% 6/15/19	332,000	345,280
Sabre GLBL
#144A 5.25% 11/15/23	142,000	141,113
#144A 5.375% 4/15/23	474,000	474,000
Scientific Games International #144A 7.00% 1/1/22	310,000	297,600
10.00% 12/1/22	2,010,000	1,437,150
#Seminole Hard Rock Entertainment 144A 5.875% 5/15/21	1,550,000	1,553,875
#Shingle Springs Tribal Gaming Authority 144A 9.75% 9/1/21	949,000	972,725
#Six Flags Entertainment 144A 5.25% 1/15/21	1,000,000	1,017,500
Speedway Motorsports 5.125% 2/1/23	480,000	477,600
Station Casinos 7.50% 3/1/21	720,000	738,000
#Viking Cruises 144A 6.25% 5/15/25	175,000	144,375
Wynn Las Vegas
5.375% 3/15/22	525,000	499,527
#144A 5.50% 3/1/25	1,000,000	895,000
Yum Brands 3.75% 11/1/21	300,000	276,342

		25,225,148

Household Durables–1.56%
Brookfield Residential Properties
#144A 6.125% 7/1/22	556,000	517,080
#144A 6.375% 5/15/25	281,000	262,735
CalAtlantic Group
5.875% 11/15/24	755,000	792,750
8.375% 1/15/21	500,000	582,500
10.75% 9/15/16	193,000	203,615
Horton (D.R.)
4.375% 9/15/22	235,000	234,706
4.75% 2/15/23	206,000	210,841
6.50% 4/15/16	57,000	57,855

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Household Durables (continued)
Jarden 7.50% 5/1/17	330,000	$339,075
Lennar
4.50% 6/15/19	344,000	351,525
4.50% 11/15/19	755,000	771,515
4.75% 5/30/25	800,000	786,000
4.875% 12/15/23	215,000	215,000
6.95% 6/1/18	322,000	347,760
12.25% 6/1/17	245,000	278,994
#M/I 144A 6.75% 1/15/21	790,000	780,125
#Mattamy Group 144A 6.50% 11/15/20	1,018,000	972,190
Meritage Homes
7.00% 4/1/22	680,000	715,700
7.15% 4/15/20	230,000	243,225
#Serta Simmons Holdings 144A 8.125% 10/1/20	519,000	544,950
#Taylor Morrison Communities 144A 5.875% 4/15/23	725,000	719,563
#Tempur Sealy International 144A 5.625% 10/15/23	630,000	639,450
Toll Brothers Finance 4.875% 11/15/25	798,000	786,030
WCI Communities 6.875% 8/15/21	725,000	765,325

		12,118,509

Household Products–0.48%
Central Garden & Pet 6.125% 11/15/23	130,000	131,950
#Energizer Holdings 144A 5.50% 6/15/25	1,205,000	1,135,713
Spectrum Brands
#144A 5.75% 7/15/25	1,550,000	1,596,500
#144A 6.125% 12/15/24	525,000	548,625
6.625% 11/15/22	333,000	352,980

		3,765,768

Independent Power & Renewable Electricity Producers–1.83%
AES
•3.414% 6/1/19	800,000	736,000
4.875% 5/15/23	190,000	167,200
5.50% 3/15/24	1,289,000	1,156,877
5.50% 4/15/25	710,000	630,125
Calpine
5.375% 1/15/23	521,000	470,203
5.50% 2/1/24	675,000	599,063
5.75% 1/15/25	520,000	460,850
#144A 5.875% 1/15/24	1,110,000	1,143,300
#144A 6.00% 1/15/22	500,000	518,595
Dynegy 5.875% 6/1/23	1,156,000	933,470

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Independent Power & Renewable Electricity Producers (continued)
Dynegy (continued)
6.75% 11/1/19	194,000	$183,330
7.375% 11/1/22	870,000	761,250
7.625% 11/1/24	285,000	245,043
GenOn Energy 9.875% 10/15/20	1,414,000	1,053,430
NRG Energy
6.25% 7/15/22	250,000	214,250
6.25% 5/1/24	625,000	528,250
6.625% 3/15/23	939,000	819,277
7.875% 5/15/21	267,000	251,647
8.25% 9/1/20	1,000,000	975,000
Talen Energy Supply
#144A 4.625% 7/15/19	390,000	294,450
#144A 6.50% 6/1/25	1,087,000	722,855
#Terraform Global Operating 144A 9.75% 8/15/22	616,000	494,340
TerraForm Power Operating
#144A 5.875% 2/1/23	729,000	606,893
#144A 6.125% 6/15/25	330,000	267,300

		14,232,998

Insurance–0.69%
CNO Financial Group
4.50% 5/30/20	278,000	284,255
5.25% 5/30/25	1,299,000	1,326,604
#Fidelity & Guaranty Life Holdings 144A 6.375% 4/1/21	527,000	540,175
#Liberty Mutual Group 144A
7.80%3/15/37	837,000	956,273
#USI 144A 7.75% 1/15/21	1,556,000	1,499,595
•XLIT 6.50% 12/29/49	1,020,000	743,325

		5,350,227

Internet & Catalog Retail–0.27%
Netflix
5.375% 2/1/21	536,000	565,480
#144A 5.50% 2/15/22	335,000	345,050
5.75% 3/1/24	785,000	810,513
#144A 5.875% 2/15/25	335,000	345,050

		2,066,093

Internet Software & Services–0.43%
#Blue Coat Holdings 144A 8.375% 6/1/23	417,000	421,170
IAC/InterActive 4.875% 11/30/18	105,000	105,656
VeriSign
4.625% 5/1/23	623,000	606,335
5.25% 4/1/25	192,000	193,440
Zayo Group 6.00% 4/1/23	1,625,000	1,543,750

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Internet Software & Services (continued)
Zayo Group (continued) 10.125% 7/1/20	429,000	$464,393

		3,334,744

IT Services–1.09%
#Alliance Data Systems 144A 5.375% 8/1/22	708,000	676,140
First Data
#144A 5.00% 1/15/24	755,000	753,113
#144A 5.375% 8/15/23	710,000	715,325
#144A 5.75% 1/15/24	1,470,000	1,451,625
#144A 6.75% 11/1/20	991,000	1,041,789
#144A 7.00% 12/1/23	3,275,000	3,283,187
#144A 8.75% 1/15/22	505,589	528,897

		8,450,076

Life Sciences Tools & Services–0.13%
#Jaguar Holding II 144A 6.375% 8/1/23	1,000,000	977,500

		977,500

Machinery–0.64%
#ATS Automation Tooling Systems 144A 6.50% 6/15/23	777,000	788,655
#BlueLine Rental Finance 144A 7.00% 2/1/19	1,695,000	1,533,975
Briggs & Stratton 6.875% 12/15/20	500,000	545,000
#Gardner Denver 144A 6.875% 8/15/21	560,000	431,200
#Milacron 144A 7.75% 2/15/21	1,565,000	1,467,187
Oshkosh 5.375% 3/1/25	250,000	246,250

		5,012,267

Marine–0.43%
#Bluewater Holding 144A 10.00% 12/10/19	2,100,000	1,107,750
Martin Midstream Partners 7.25% 2/15/21	681,000	602,685
Navios Maritime Holdings
#144A 7.375% 1/15/22	1,455,000	732,956
8.125% 2/15/19	125,000	54,375
#Navios South American Logistics 144A 7.25% 5/1/22	974,000	641,623
@‡Ultrapetrol Bahamas 8.875% 6/15/21	1,903,000	209,330

		3,348,719

Media–8.84%
Altice Financing
#144A 6.50% 1/15/22	1,330,000	1,320,025
#144A 6.625% 2/15/23	986,000	976,140

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
#Altice Finco 144A 8.125% 1/15/24	200,000	$194,000
Altice Luxembourg
#144A 7.625% 2/15/25	458,000	396,170
#144A 7.75% 5/15/22	1,076,000	973,780
Cablevision Systems
8.00%4/15/20	2,150,000	2,101,625
8.625%9/15/17	370,000	390,350
CCO Holdings
5.125%2/15/23	127,000	127,476
#144A 5.125% 5/1/23	976,000	978,440
5.75%9/1/23	107,000	109,943
6.50%4/30/21	365,000	380,284
6.625%1/31/22	1,079,000	1,139,694
#CCO Safari II 144A 4.464%7/23/22	753,000	751,216
#CCOH Safari 144A 5.75%2/15/26	2,694,000	2,707,470
Cequel Communications Holdings I
#144A 5.125% 12/15/21	848,000	766,380
#144A 5.125% 12/15/21	715,000	646,181
Clear Channel Worldwide Holdings
6.50%11/15/22	2,007,000	1,964,351
6.50%11/15/22	1,593,000	1,543,219
7.625%3/15/20	2,843,000	2,636,883
7.625%3/15/20	45,000	41,119
CSC Holdings 6.75% 11/15/21	1,170,000	1,152,450
DISH DBS
5.00%3/15/23	510,000	443,700
5.875%11/15/24	440,000	392,700
6.75%6/1/21	5,514,000	5,569,140
7.875%9/1/19	1,175,000	1,280,750
GLP Capital 5.375% 11/1/23	1,555,000	1,523,900
Gray Television 7.50% 10/1/20	1,530,000	1,577,813
iHeartCommunications
9.00%12/15/19	1,984,000	1,455,760
9.00%3/1/21	69,000	48,386
Lamar Media
5.00%5/1/23	168,000	170,940
5.875%2/1/22	50,000	52,750
Liberty Interactive 8.25%2/1/30	380,000	380,000
LIN Television
5.875%11/15/22	1,060,000	1,057,350
6.375%1/15/21	625,000	657,031
Live Nation Entertainment
#144A 5.375% 6/15/22	220,000	217,800
#144A 7.00% 9/1/20	445,000	462,800
#NAI Entertainment Holdings 144A 5.00% 8/1/18	176,000	179,520
Nexstar Broadcasting #144A 6.125% 2/15/22	405,000	397,913

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Nexstar Broadcasting (continued)
6.875% 11/15/20	492,000	$504,915
Nielsen Finance
4.50% 10/1/20	300,000	305,625
#144A 5.00% 4/15/22	1,050,000	1,040,813
#Nielsen Luxembourg 144A 5.50% 10/1/21	155,000	159,456
Numericable-SFR
#144A 6.00% 5/15/22	3,325,000	3,233,563
#144A 6.25% 5/15/24	1,106,000	1,070,055
Outfront Media Capital
5.25% 2/15/22	336,000	344,820
5.625% 2/15/24	330,000	340,313
5.875% 3/15/25	285,000	290,344
Quebecor Media 5.75% 1/15/23	240,000	242,700
#RCN Telecom Services 144A 8.50% 8/15/20	658,000	667,047
Regal Entertainment Group
5.75% 3/15/22	1,072,000	1,076,020
5.75% 6/15/23	550,000	550,000
Sinclair Television Group
5.375% 4/1/21	915,000	920,719
#144A 5.625% 8/1/24	1,230,000	1,200,787
6.125% 10/1/22	915,000	937,875
Sirius XM Radio
#144A 5.75% 8/1/21	1,240,000	1,281,850
#144A 5.875% 10/1/20	1,160,000	1,218,000
TEGNA
5.125% 7/15/20	430,000	447,200
#144A 5.50% 9/15/24	265,000	265,663
6.375% 10/15/23	1,505,000	1,591,537
Time Warner Cable 7.30% 7/1/38	877,000	953,526
#Tribune Media 144A 5.875% 7/15/22	404,000	405,010
#Unitymedia 144A 6.125% 1/15/25	1,000,000	991,900
Unitymedia Hessen
#144A 5.00% 1/15/25	400,000	383,500
#144A 5.50% 1/15/23	1,050,000	1,051,313
Univision Communications
#144A 5.125% 5/15/23	2,250,000	2,176,875
#144A 5.125% 2/15/25	2,065,000	1,966,913
#144A 6.75% 9/15/22	2,411,000	2,507,440
#144A 8.50% 5/15/21	350,000	359,187
#Videotron 144A 5.375% 6/15/24	1,612,000	1,624,090
#WMG Acquisition 144A
6.75%4/15/22	1,316,000	1,144,920
#Ziggo Bond Finance 144A
5.875% 1/15/25	290,000	270,063

		68,689,488

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining–3.23%
AK Steel 8.75% 12/1/18	890,000	$809,900
Alcoa
5.125% 10/1/24	1,025,000	937,875
5.40% 4/15/21	508,000	495,935
5.72% 2/23/19	550,000	572,055
5.87% 2/23/22	519,000	508,620
5.90% 2/1/27	1,186,000	1,094,085
6.15% 8/15/20	139,000	144,039
6.75% 1/15/28	614,000	586,370
Aleris International
7.625% 2/15/18	351,000	300,105
7.875% 11/1/20	461,000	353,587
Allegheny Technologies 7.625% 8/15/23	775,000	461,125
ArcelorMittal
6.125% 6/1/25	335,000	245,387
6.50% 3/1/21	320,000	259,165
7.25% 2/25/22	3,785,000	3,065,850
8.00% 10/15/39	1,080,000	742,500
10.85% 6/1/19	2,000,000	1,885,000
#BlueScope Steel Finance 144A 7.125% 5/1/18	402,000	387,930
Coeur Mining 7.875% 2/1/21	1,498,000	902,545
Commercial Metals
4.875% 5/15/23	155,000	129,425
6.50% 7/15/17	500,000	520,625
7.35% 8/15/18	620,000	655,681
#Constellium 144A 5.75% 5/15/24	600,000	411,000
First Quantum Minerals
#144A 6.75% 2/15/20	1,081,000	702,650
#144A 7.00% 2/15/21	151,000	95,507
#144A 7.25% 10/15/19	215,000	140,825
Hecla Mining 6.875% 5/1/21	1,476,000	1,084,860
HudBay Minerals 9.50% 10/1/20	454,000	334,825
Joseph T Ryerson & Son 9.00%10/15/17	265,000	205,375
Kaiser Aluminum 8.25% 6/1/20	656,000	688,800
Lundin Mining
#@144A 7.50% 11/1/20	870,000	817,800
#144A 7.875% 11/1/22	725,000	668,813
New Gold
#144A 6.25% 11/15/22	1,199,000	959,200
#144A 7.00% 4/15/20	328,000	296,430
#Prince Mineral Holding 144A 11.50% 12/15/19	390,000	282,750
#Signode Industrial Group 144A 6.375% 5/1/22	785,000	671,175
Steel Dynamics
5.125% 10/1/21	215,000	199,950
5.25% 4/15/23	275,000	252,313
5.50% 10/1/24	1,030,000	942,450

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Steel Dynamics (continued)
6.125% 8/15/19	120,000	$121,500
6.375% 8/15/22	695,000	670,675
Taseko Mines 7.75% 4/15/19	470,000	256,150
#Wise Metals Group 144A 8.75% 12/15/18	320,000	244,000

		25,104,852

Multiline Retail–0.13%
#Dollar Tree 144A 5.75% 3/1/23	331,000	344,240
#Neiman Marcus Group 144A 8.00% 10/15/21	702,000	522,990
Penney (J.C.) 8.125% 10/1/19	203,000	184,730

		1,051,960

Oil, Gas & Consumable Fuels–8.07%
Antero Resources
5.125% 12/1/22	343,000	262,395
5.375% 11/1/21	725,000	583,625
6.00% 12/1/20	1,087,000	913,080
Baytex Energy
#144A 5.125% 6/1/21	157,000	106,367
#144A 5.625% 6/1/24	267,000	180,225
#Blue Racer Midstream 144A 6.125% 11/15/22	1,036,000	720,020
California Resources
5.50% 9/15/21	255,000	81,600
6.00% 11/15/24	142,000	43,665
#@144A 8.00% 12/15/22	1,060,000	560,475
#Chesapeake Energy 144A 8.00% 12/15/22	1,905,000	942,975
Cimarex Energy
4.375% 6/1/24	462,000	410,563
5.875% 5/1/22	546,000	523,465
#Citgo Holding 144A 10.75% 2/15/20	675,000	655,594
#CITGO Petroleum 144A 6.25% 8/15/22	903,000	871,395
Cloud Peak Energy Resources
6.375% 3/15/24	397,000	119,100
8.50% 12/15/19	203,000	102,515
Comstock Resources
7.75% 4/1/19	813,000	126,015
9.50% 6/15/20	443,000	78,633
#144A 10.00% 3/15/20	675,000	313,875
Concho Resources
5.50% 10/1/22	300,000	274,500
5.50% 4/1/23	120,000	111,600
6.50% 1/15/22	850,000	820,250
CONSOL Energy 5.875% 4/15/22	1,060,000	662,500
Crestwood Midstream Partners
6.00% 12/15/20	143,000	105,820

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Crestwood Midstream Partners (continued)
6.125% 3/1/22	454,000	$317,800
#144A 6.25% 4/1/23	659,000	462,947
Diamondback Energy 7.625% 10/1/21	742,000	753,130
Energy Transfer Equity
5.875% 1/15/24	2,112,000	1,731,840
7.50% 10/15/20	147,000	136,710
EnLink Midstream Partners 7.125% 6/1/22	165,000	175,506
EP Energy
6.375% 6/15/23	497,000	250,985
7.75% 9/1/22	1,370,000	705,550
9.375% 5/1/20	673,000	432,403
#Ferrellgas 144A 6.75% 6/15/23	859,000	704,380
Genesis Energy
5.625% 6/15/24	429,000	328,185
5.75% 2/15/21	375,000	318,750
6.00% 5/15/23	395,000	317,975
6.75% 8/1/22	355,000	303,525
#Halcon Resources 144A 13.00% 2/15/22	819,000	282,555
Hiland Partners
#144A 5.50% 5/15/22	280,000	269,325
#144A 7.25% 10/1/20	1,000,000	1,011,250
Hilcorp Energy I
#144A 5.00% 12/1/24	995,000	830,825
#144A 5.75% 10/1/25	1,100,000	962,500
#144A 7.625% 4/15/21	1,365,000	1,317,225
Holly Energy Partners 6.50% 3/1/20	137,000	136,315
Jones Energy Holdings 6.75% 4/1/22	270,000	152,550
#Jupiter Resources 144A 8.50% 10/1/22	882,000	357,210
#Kinder Morgan 144A 5.625% 11/15/23	323,000	295,719
Linn Energy 6.50% 9/15/21	567,000	79,380
MEG Energy
#144A 6.375% 1/30/23	300,000	207,000
#144A 6.50% 3/15/21	300,000	211,500
#144A 7.00% 3/31/24	879,000	628,485
Memorial Resource Development 5.875% 7/1/22	811,000	713,680
MPLX
#144A 4.50% 7/15/23	256,000	230,323
#144A 4.875% 12/1/24	1,273,000	1,148,883
#144A 4.875% 6/1/25	1,623,000	1,460,700
#144A 5.50% 2/15/23	1,250,000	1,100,000
Murphy Oil USA 6.00% 8/15/23	95,000	100,225
#Navios Maritime Acquisition 144A 8.125% 11/15/21	214,000	187,517

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Newfield Exploration
5.375% 1/1/26	425,000	$353,813
5.625% 7/1/24	694,000	595,105
5.75% 1/30/22	400,000	356,000
#NGPL PipeCo 144A 9.625% 6/1/19	500,000	470,000
Noble Energy
5.625% 5/1/21	1,025,000	1,003,777
5.875% 6/1/22	933,000	888,722
5.875% 6/1/24	874,000	837,677
Oasis Petroleum 6.875% 3/15/22	650,000	419,250
#PBF Holding 144A 7.00% 11/15/23	604,000	589,655
PBF Logistics 6.875% 5/15/23	411,000	376,065
Peabody Energy
6.25% 11/15/21	597,000	85,073
#144A 10.00% 3/15/22	1,693,000	330,135
Penn Virginia 8.50% 5/1/20	927,000	150,637
QEP Resources
5.25% 5/1/23	733,000	524,095
5.375% 10/1/22	1,062,000	769,950
6.875% 3/1/21	1,335,000	1,101,375
Range Resources
5.00% 8/15/22	210,000	158,025
5.00% 3/15/23	210,000	157,500
5.75% 6/1/21	215,000	170,925
Regency Energy Partners
4.50% 11/1/23	133,000	115,247
5.50% 4/15/23	2,045,000	1,843,915
#Rice Energy 144A 7.25% 5/1/23	516,000	379,260
#Rockies Express Pipeline 144A 6.00% 1/15/19	1,400,000	1,337,000
Rose Rock Midstream
5.625% 7/15/22	297,000	212,355
#144A 5.625% 11/15/23	497,727	355,875
RSP Permian 6.625% 10/1/22	246,000	227,550
‡Sabine Oil & Gas 9.75% 2/15/17	178,000	9,790
Sabine Pass Liquefaction
5.625% 2/1/21	400,000	370,000
5.625% 4/15/23	1,773,000	1,564,673
#144A 5.625% 3/1/25	672,000	571,200
5.75% 5/15/24	490,000	428,750
6.25% 3/15/22	490,000	455,700
SemGroup 7.50% 6/15/21	266,000	239,400
SM Energy
5.00% 1/15/24	530,000	347,150
5.625% 6/1/25	623,000	412,737
6.50% 11/15/21	1,449,000	1,086,750
6.50% 1/1/23	1,050,000	777,000
Stone Energy 7.50% 11/15/22	744,000	249,240
Sunoco
#144A 5.50% 8/1/20	747,000	711,517

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Sunoco (continued)
#144A 6.375% 4/1/23	1,070,000	$1,011,150
#Talos Production 144A 9.75% 2/15/18	630,000	274,050
Targa Resources Partners
#144A 5.00% 1/15/18	550,000	511,500
5.25% 5/1/23	850,000	692,750
6.375% 8/1/22	54,000	46,845
6.875% 2/1/21	485,000	441,350
Tesoro 5.125% 4/1/24	230,000	230,000
Tesoro Logistics
#144A 5.50% 10/15/19	400,000	390,000
5.875% 10/1/20	1,656,000	1,589,760
6.125% 10/15/21	450,000	429,750
#144A 6.25% 10/15/22	384,000	365,760
Ultra Petroleum
#144A 5.75% 12/15/18	1,155,000	282,975
#144A 6.125% 10/1/24	1,129,000	262,493
W&T Offshore 8.50% 6/15/19	720,000	255,600
Western Refining 6.25% 4/1/21	379,000	365,735
Whiting Petroleum 5.00% 3/15/19	875,000	665,000
Williams Partners
4.875% 5/15/23	1,010,000	819,975
6.125% 7/15/22	2,006,000	1,900,105
WPX Energy
5.25% 9/15/24	1,188,000	790,020
6.00% 1/15/22	3,071,000	2,165,055

		62,715,866

Paper & Forest Products–0.26%
Clearwater Paper
4.50% 2/1/23	980,000	926,100
#144A 5.375% 2/1/25	450,000	436,500
Louisiana-Pacific 7.50% 6/1/20	117,000	121,973
#Unifrax I 144A 7.50% 2/15/19	630,000	563,850

		2,048,423

Pharmaceuticals–2.64%
#~Capsugel PIK 144A 7.00% 5/15/19	615,000	600,778
Endo Finance
#144A 5.75% 1/15/22	827,000	806,325
#144A 5.875% 1/15/23	223,000	219,655
#144A 6.00% 7/15/23	1,395,000	1,395,000
#144A 6.00% 2/1/25	960,000	950,400
Grifols Worldwide Operations 5.25% 4/1/22	480,000	483,600
Pfizer 5.20% 8/12/20	71,000	79,575
#Prestige Brands 144A 5.375% 12/15/21	775,000	747,875

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
#Quintiles Transnational 144A 4.875% 5/15/23	580,000	$585,800
Valeant Pharmaceuticals International
#144A 5.375% 3/15/20	1,730,000	1,634,850
#144A 5.50% 3/1/23	675,000	597,375
#144A 5.625% 12/1/21	380,000	351,500
#144A 5.875% 5/15/23	3,320,000	2,979,700
#144A 6.125% 4/15/25	1,990,000	1,781,050
#144A 6.375% 10/15/20	1,915,000	1,857,550
#144A 6.75% 8/15/18	1,309,000	1,303,764
#144A 6.75% 8/15/21	1,195,000	1,159,150
#144A 7.00% 10/1/20	1,225,000	1,228,063
#144A 7.25% 7/15/22	1,094,000	1,074,855
#144A 7.50% 7/15/21	717,000	718,793

		20,555,658

Professional Services–0.10%
FTI Consulting 6.00% 11/15/22	350,000	367,937
IHS 5.00% 11/1/22	370,000	376,013

		743,950

Real Estate Investment Trusts–0.98%
#Communications Sales & Leasing 144A 6.00% 4/15/23	332,000	314,570
Crown Castle International
4.875% 4/15/22	400,000	416,000
5.25% 1/15/23	750,000	791,250
DuPont Fabros Technology 5.875% 9/15/21	445,000	465,025
Equinix
4.875% 4/1/20	187,000	195,321
5.375% 1/1/22	1,189,000	1,224,670
5.375% 4/1/23	500,000	512,500
5.75% 1/1/25	203,000	208,583
5.875% 1/15/26	300,000	309,750
#ESH Hospitality 144A 5.25% 5/1/25	500,000	490,000
Iron Mountain
5.75% 8/15/24	1,136,000	1,100,500
#144A 6.00% 10/1/20	967,000	1,022,603
RHP Hotel Properties
5.00% 4/15/21	244,000	249,490
5.00% 4/15/23	305,000	306,525

		7,606,787

Real Estate Management & Development–0.04%
Kennedy-Wilson 5.875% 4/1/24	304,000	294,120

		294,120

Road & Rail–0.28%
#Avis Budget Car Rental 144A 5.25% 3/15/25	263,000	250,179

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
Hertz
6.25% 10/15/22	605,000	$629,200
7.375% 1/15/21	1,275,000	1,329,187

		2,208,566

Semiconductors & Semiconductor Equipment–1.21%
Advanced Micro Devices
6.75% 3/1/19	845,000	616,850
7.00% 7/1/24	887,000	580,985
7.50% 8/15/22	52,000	35,620
7.75% 8/1/20	811,000	559,590
Amkor Technology 6.625% 6/1/21	165,000	164,381
#Entegris 144A 6.00% 4/1/22	202,000	205,283
Freescale Semiconductor
#144A 5.00% 5/15/21	490,000	503,475
#144A 6.00% 1/15/22	263,000	276,150
Micron Technology
#144A 5.25% 8/1/23	1,304,000	1,176,860
#144A 5.25% 1/15/24	448,000	395,360
5.50% 2/1/25	495,000	431,887
#144A 5.625% 1/15/26	392,000	340,060
5.875% 2/15/22	181,000	176,701
NXP
#144A 3.75% 6/1/18	420,000	423,150
#144A 4.125% 6/15/20	1,066,000	1,068,665
#144A 4.625% 6/15/22	1,243,000	1,224,355
#144A 5.75% 2/15/21	200,000	208,750
#144A 5.75% 3/15/23	200,000	207,000
#Qorvo 144A 6.75% 12/1/23	818,000	836,405

		9,431,527

Software–1.25%
Activision Blizzard
#144A 5.625% 9/15/21	580,000	609,000
#144A 6.125% 9/15/23	1,100,000	1,168,750
Audatex North America
#144A 6.00% 6/15/21	781,000	789,786
#144A 6.125% 11/1/23	627,000	633,270
Emdeon
#144A 6.00% 2/15/21	725,000	676,063
11.00%12/31/19	1,514,000	1,584,023
Infor US
#144A 5.75% 8/15/20	688,000	694,880
#@144A 6.50% 5/15/22	682,000	577,995
#Italics Merger Sub 144A 7.125% 7/15/23	712,000	647,920
#@Nuance Communications 144A 5.375% 8/15/20	1,103,000	1,109,971
#Open Text 144A 5.625% 1/15/23	737,000	731,473

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Software (continued)
#SS&C Technologies Holdings 144A 5.875% 7/15/23	474,000	$490,590

		9,713,721

Specialty Retail–1.31%
Caleres 6.25% 8/15/23	500,000	495,000
#~Chinos Intermediate Holdings A PIK 144A 7.75% 5/1/19	228,000	58,140
Claire’s Stores
#144A 6.125% 3/15/20	1,074,000	590,700
8.875%3/15/19	1,075,000	258,000
#144A 9.00% 3/15/19	2,417,000	1,474,370
CST Brands 5.00% 5/1/23	942,000	937,290
#Group 1 Automotive 144A 5.25% 12/15/23	1,335,000	1,328,325
#Guitar Center 144A 6.50% 4/15/19	433,000	365,885
#Jo-Ann Stores 144A 8.125% 3/15/19	350,000	281,750
L Brands
5.625%2/15/22	615,000	654,206
5.625%10/15/23	500,000	532,500
#Party City Holdings 144A 6.125% 8/15/23	440,000	429,000
#Radio Systems 144A 8.375% 11/1/19	475,000	494,000
Sally Holdings
5.50%11/1/23	615,000	631,913
5.625%12/1/25	917,000	930,755
#Tops Holding 144A 8.00% 6/15/22	735,000	727,650

		10,189,484

Technology Hardware, Storage & Peripherals–0.06%
NCR
5.00% 7/15/22	373,000	363,209
6.375% 12/15/23	130,000	128,537

		491,746

Textiles, Apparel & Luxury Goods–0.07%
Levi Strauss 5.00% 5/1/25	545,000	545,000

		545,000

Thrift & Mortgage Finance–0.20%
Nationstar Mortgage
6.50%7/1/21	172,000	152,865
7.875%10/1/20	338,000	324,311
9.625%5/1/19	1,058,000	1,095,030

		1,572,206

Trading Companies & Distributors–1.93%
#@Ahern Rentals 144A 7.375% 5/15/23	799,000	649,187

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Trading Companies & Distributors (continued)
Aircastle
5.125% 3/15/21	49,000	$50,470
6.25% 12/1/19	803,000	865,233
7.625% 4/15/20	553,000	624,199
#American Builders & Contractors Supply 144A 5.75% 12/15/23	255,000	257,550
Ashtead Capital
#144A 5.625% 10/1/24	925,000	941,187
#144A 6.50% 7/15/22	625,000	654,687
#Beacon Roofing Supply 144A 6.375% 10/1/23	383,000	392,096
Global Partners
6.25% 7/15/22	227,000	182,735
7.00% 6/15/23	1,050,000	866,250
H&E Equipment Services 7.00% 9/1/22	1,550,000	1,526,750
HD Supply
#144A 5.25% 12/15/21	1,935,000	1,980,956
7.50% 7/15/20	676,000	706,420
United Rentals North America
4.625% 7/15/23	570,000	570,713
5.75% 11/15/24	1,580,000	1,572,100
6.125% 6/15/23	1,943,000	1,996,433
7.375% 5/15/20	200,000	211,500
7.625% 4/15/22	267,000	286,678
#Univar USA 144A 6.75% 7/15/23	755,000	690,825

		15,025,969

Wireless Telecommunication Services–4.25%
SBA Communications 4.875% 7/15/22	683,000	675,316
SBA Telecommunications 5.75% 7/15/20	232,000	242,150
#SoftBank Group 144A 4.50% 4/15/20	1,615,000	1,610,963
Sprint
7.125% 6/15/24	437,000	317,371
7.25% 9/15/21	1,718,000	1,300,869
7.625% 2/15/25	1,479,000	1,087,065
7.875% 9/15/23	2,217,000	1,670,509
Sprint Capital
6.875% 11/15/28	780,000	546,000
6.90% 5/1/19	1,111,000	911,020
8.75% 3/15/32	2,287,000	1,720,967
Sprint Communications
6.00% 12/1/16	750,000	750,000
6.00% 11/15/22	1,190,000	841,925
#144A 7.00% 3/1/20	3,577,000	3,594,885
7.00%8/15/20	1,250,000	968,750
8.375%8/15/17	750,000	739,875

LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Sprint Communications (continued)
#144A 9.00% 11/15/18	860,000	$907,300
9.125% 3/1/17	734,000	748,680
11.50% 11/15/21	90,000	83,250
T-Mobile USA
5.25% 9/1/18	476,000	486,805
6.00% 3/1/23	1,054,000	1,069,810
6.125% 1/15/22	951,000	979,530
6.25% 4/1/21	793,000	818,773
6.375% 3/1/25	414,000	420,210
6.464% 4/28/19	325,000	335,504
6.50% 1/15/24	129,000	131,903
6.50% 1/15/26	755,000	764,052
6.625% 11/15/20	2,434,000	2,536,204
6.625% 4/1/23	833,000	851,743
6.633% 4/28/21	591,000	614,640
6.731% 4/28/22	2,153,000	2,249,885
6.836% 4/28/23	1,089,000	1,129,837
#West 144A 5.375% 7/15/22	735,000	636,694
Wind Acquisition Finance
#144A 4.75% 7/15/20	745,000	739,413
#144A 7.375% 4/23/21	595,000	563,763

		33,045,661

Total Corporate Bonds (Cost $739,168,294)		678,710,671

«SENIOR SECURED LOANS–5.24%
Albertsons Tranche B 1st Lien 5.50% 12/21/22	2,289,000	2,278,699
Alon USA Partners Tranche B 1st Lien 9.25% 11/13/18	70,056	69,880
Altice Financing Delayed Draw 1st Lien 5.50% 7/1/19	392,000	390,532
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 2/1/23	1,520,000	1,506,821
Avaya 1st Lien 6.25% 5/29/20	253,094	177,587
Berry Plastics Group 1st Lien 4.00% 10/1/22	267,765	265,910
Calpine Tranche B3 1st Lien 4.00% 10/9/19	493,622	482,363
Cincinnati Bell Tranche B 1st Lien 4.00% 9/10/20	1,527,207	1,479,482
@Coeur Mining 1st Lien 9.00% 6/23/20	748,125	725,681

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Commercial Barge Line Tranche B 1st Lien 9.75% 11/12/20	620,000	$579,700
Concordia Healthcare Tranche B 1st Lien 5.25% 10/21/21	900,000	866,817
Dell International Tranche B2 1st Lien 4.00% 4/29/20	1,042,891	1,036,555
Delta 2 Lux 1st Lien 4.75% 7/30/21	300,000	291,000
Delta 2 Tranche B 2nd Lien 7.75% 7/29/22	825,000	764,775
Dole Food Tranche B 1st Lien 4.50% 11/1/18	739,351	736,116
Drillship Ocean Ventures Tranche B 1st Lien 5.50% 7/25/21	364,241	173,925
Energy Future Intermediate Holding DIP 1st Lien 4.25% 6/19/16	305,118	304,584
Entercom Radio Tranche B2 1st Lien 4.00% 11/23/18	64,733	64,463
FCA US Tranche B 1st Lien 3.50% 5/24/17	676,160	674,892
FGI Operating Tranche B 1st Lien 5.50% 4/19/19	335,407	261,617
Fieldwood Energy 2nd Lien 8.375% 9/30/20	720,000	114,840
First Data Tranche B1 1st Lien 3.918% 9/24/18	1,213,043	1,198,511
Floatel International Tranche B 1st Lien 6.00% 6/27/20	385,443	175,762
FMG Resources August 2006 Pty 1st Lien 4.25% 6/30/19	868,532	648,394
Go Daddy Operating Tranche B 1st Lien 4.25% 5/13/21	399,910	398,022
Graton Economic Development Authority 1st Lien 4.75% 9/1/22	863,752	858,354
Gruden Acquisition 2nd Lien 9.50% 8/18/23	567,000	540,067
iHeartCommunications Tranche D 1st Lien 7.174% 1/30/19	2,982,692	2,098,547
iHeartCommunications Tranche E 1st Lien 7.924% 7/30/19	850,642	598,001

LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
InVentiv Health Tranche B4 1st Lien 7.75% 5/15/18	288,875	$288,153
J. Crew Group Tranche B 1st Lien 4.00% 3/5/21	949,157	618,376
MEG Energy Tranche B 1st Lien 3.75% 3/31/20	80,432	71,383
Microsemi Tranche B 1st Lien 5.25% 12/17/22	1,309,000	1,288,711
Navios Maritime Midstream Partners Tranche B 1st Lien 5.50% 6/18/20	296,523	293,745
Neptune Finco 1st Lien 5.00% 10/9/22	2,520,000	2,520,230
NXP Tranche B1 1st Lien 3.75% 12/7/20	336,000	335,244
OSG Bulk Ships Tranche B - Exit 1st Lien 5.25% 8/5/19	284,548	273,877
Peabody Energy Tranche B 1st Lien 4.25% 9/24/20	570,059	273,628
Penney (J.C.) 1st Lien 6.00% 5/22/18	1,072,500	1,056,413
PetSmart Tranche B 1st Lien 4.25% 3/10/22	597,000	582,746
Quickrete Holdings 2nd Lien 7.00% 3/30/21	77,775	77,897
Rite Aid 2nd Lien
4.875% 6/21/21	1,038,889	1,038,240
5.75% 8/21/20	155,000	155,523
Riverbed Technology 1st Lien 6.00% 4/27/22	297,750	297,006
ROC Finance 1st Lien 5.00% 6/20/19	947,316	887,317
Sabine Oil & Gas 2nd Lien 12.00% 12/31/18	466,667	14,467
Scientific Games International 1st Lien 6.00% 10/18/20	318,992	292,846
Sears Roebuck Acceptance Tranche B 1st Lien 5.50% 6/30/18	798,700	752,775
Serta Simmons Holdings Tranche B 1st Lien 4.25% 10/1/19	374,211	372,475
Shelf Drilling MidCo PIK 1st Lien 10.00% 10/8/18	300,000	172,500
Staples Tranche B 1st Lien 3.50% 4/24/21	595,238	589,780

	Principal Amount°	Value (U.S. $)

«SENIOR SECURED LOANS (continued)
Stardust Finance Holding Tranche B 1st Lien 6.50% 3/13/22	989,172	$961,970
Syniverse Holdings 1st Lien 4.00% 4/23/19	512,877	378,672
‡Texas Competitive Electric Holdings 1st Lien 4.726% 10/10/17	6,255,000	1,960,943
Texas Competitive Electric Holdings DIP 1st Lien 3.75% 11/7/16	436,921	433,826
‡Texas Competitive Electric Holdings Nonext 1st Lien 4.726% 10/10/16	1,920,000	584,409
Tribune Media 1st Lien 3.75% 12/27/20	1,133,660	1,119,489
Univision Communications 1st Lien 4.00% 3/1/20	204,127	200,081
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20	724,712	710,580
UPC Financing Partnership Tranche AH 1st Lien 3.25% 6/30/21	2,155,000	2,119,647
@=Vertis 1st Lien 14.00% 12/20/16	243,194	0
W&T Offshore 2nd Lien 9.00% 5/15/20	292,000	226,300

Total Senior Secured Loans (Cost $49,307,701)		40,711,146

	Number of Shares

COMMON STOCK–0.06%
†Dynegy	2,000	26,800
†@Escrow General Motors	400,000	40
†@Escrow General Motors	325,000	33
†NII Holdings	84,804	428,260

Total Common Stock (Cost $1,353,062)		455,133

PREFERRED STOCK–0.86%
•Bank of America 6.10%	1,186,000	1,203,790
•Hartford Financial Services Group 7.875%	5,600	176,960
#•ILFC E-Capital Trust I 144A 4.49%	2,595,000	2,367,937
#•ILFC E-Capital Trust II 144A 4.74%	1,886,000	1,744,550

LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

PREFERRED STOCK (continued)
•XLIT 3.441%	1,505	$1,200,614

Total Preferred Stock (Cost $6,071,439)		6,693,851

WARRANT–0.00%
@=General Maritime exercise price $42.50, expiration date 5/17/17	132	25

Total Warrant (Cost $0)		25

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–6.54%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	50,805,776	$50,805,776

Total Money Market Fund (Cost $50,805,776)		50,805,776

TOTAL VALUE OF SECURITIES–100.04% (Cost $847,062,941)	777,714,352
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(308,625)

NET ASSETS APPLICABLE TO 77,537,088 SHARES OUTSTANDING–100.00%	$777,405,727

NET ASSET VALUE PER SHARE–LVIP JP MORGAN HIGH YIELD FUND STANDARD CLASS ($625,243,230 / 62,360,025 Shares)	$10.026
NET ASSET VALUE PER SHARE–LVIP JP MORGAN HIGH YIELD FUND SERVICE CLASS ($152,162,497 / 15,177,063 Shares)	$10.026

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$852,354,468
Undistributed net investment income	2,229,830
Accumulated net realized loss on investments	(7,829,982)
Net unrealized depreciation of investments	(69,348,589)

Total net assets	$777,405,727

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $288,762,399, which represents 37.14% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

~	100% of the income received on this PIK security was in the form of cash.

†	Non-income producing for the period.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

«	Includes $846,529 payable for fund shares redeemed, $416,881 due to managers and affiliates, and $11,959,402 payable for securities purchased as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $4,802,505, which represents 0.62% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $25, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

°	Principal amount shown is stated in U.S. dollars.

‡	Non-income producing security. Security is currently in default.

LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

DIP–Debtor-in-Possession

IT–Information Technology

PIK–Payment-in-kind

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$44,290,509
Dividends	176,987

44,467,496

EXPENSES:
Management fees	4,544,703
Distribution fees-Service Class	405,353
Accounting and administration expenses	169,322
Pricing fees	62,446
Professional fees	52,764
Reports and statements to shareholders	44,357
Trustees’ fees and expenses	16,162
Custodian fees	13,014
Consulting fees	2,186
Other	8,494

5,318,801
Less management fees waived	(232,892)

Total operating expenses	5,085,909

NET INVESTMENT INCOME	39,381,587

NET REALIZED AND UNREALIZED LOSS:
Net realized loss from investments	(7,721,108)
Net change in unrealized appreciation (depreciation) of investments	(62,428,595)

NET REALIZED AND UNREALIZED LOSS	(70,149,703)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,768,116)

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$39,381,587	$32,222,719
Net realized gain (loss)	(7,721,108)	3,612,140
Net change in unrealized appreciation (depreciation)	(62,428,595)	(21,448,110)

Net increase (decrease) in net assets resulting from operations	(30,768,116)	14,386,749

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(32,772,302)	(22,657,113)
Service Class	(7,713,348)	(6,227,174)
Net realized gain:
Standard Class	(2,815,989)	(1,657,519)
Service Class	(815,519)	(487,245)

	(44,117,158)	(31,029,051)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	182,031,504	136,880,024
Service Class	67,229,849	72,544,514
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	35,588,291	24,314,632
Service Class	8,528,867	6,714,419

	293,378,511	240,453,589

Cost of shares redeemed:
Standard Class	(59,813,010)	(25,797,324)
Service Class	(61,469,400)	(72,178,110)

	(121,282,410)	(97,975,434)

Increase in net assets derived from capital share transactions	172,096,101	142,478,155

NET INCREASE IN NET ASSETS	97,210,827	125,835,853
NET ASSETS:
Beginning of year	680,194,900	554,359,047

End of year	$777,405,727	$680,194,900

Undistributed net investment income	$2,229,830	$3,338,455

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.082	$11.304	$11.123	$10.139	$10.372

Income (loss) from investment operations:
Net investment income[1]	0.618	0.609	0.639	0.681	0.682
Net realized and unrealized gain (loss)	(1.051)	(0.290)	0.090	0.825	(0.402)

Total from investment operations	(0.433)	0.319	0.729	1.506	0.280

Less dividends and distributions from:
Net investment income	(0.565)	(0.502)	(0.546)	(0.522)	(0.513)
Net realized gain	(0.058)	(0.039)	(0.002)	—	—

Total dividends and distributions	(0.623)	(0.541)	(0.548)	(0.522)	(0.513)

Net asset value, end of period	$10.026	$11.082	$11.304	$11.123	$10.139

Total return[2]	(3.94% )	2.84%	6.57%	14.93%	2.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$625,243	$526,920	$404,998	$207,465	$90,518
Ratio of expenses to average net assets	0.65%	0.67%	0.71%	0.75%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.68%	0.70%	0.73%	0.75%	0.79%
Ratio of net investment income to average net assets	5.56%	5.23%	5.55%	6.22%	6.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.53%	5.20%	5.53%	6.22%	6.45%
Portfolio turnover	36%	37%	33%	36%	57%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.080	$11.302	$11.122	$10.143	$10.370

Income (loss) from investment operations:
Net investment income[1]	0.590	0.579	0.609	0.652	0.647
Net realized and unrealized gain (loss)	(1.049)	(0.289)	0.090	0.825	(0.392)

Total from investment operations	(0.459)	0.290	0.699	1.477	0.255

Less dividends and distributions from:
Net investment income	(0.537)	(0.473)	(0.517)	(0.498)	(0.482)
Net realized gain	(0.058)	(0.039)	(0.002)	—	—

Total dividends and distributions	(0.595)	(0.512)	(0.519)	(0.498)	(0.482)

Net asset value, end of period	$10.026	$11.080	$11.302	$11.122	$10.143

Total return[2]	(4.17% )	2.58%	6.31%	14.63%	2.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$152,163	$153,275	$149,361	$130,206	$78,859
Ratio of expenses to average net assets	0.90%	0.92%	0.96%	1.00%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.93%	0.95%	0.98%	1.00%	1.04%
Ratio of net investment income to average net assets	5.31%	4.98%	5.30%	5.97%	6.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.28%	4.95%	5.28%	5.97%	6.20%
Portfolio turnover	36%	37%	33%	36%	57%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 ( the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $250 million. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$30,469
Legal	8,501

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $39,595 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$384,235
Distribution fees payable to LFD	32,646

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$405,940,469
Sales	249,869,175

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$847,376,738

Aggregate unrealized appreciation	$6,734,607
Aggregate unrealized depreciation	(76,396,993)

Net unrealized depreciation	$(69,662,386)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP JPMorgan High Yield Fund–27

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Convertible Bond	$ —	$ 337,750	$ —	$ 337,750
Corporate Bonds	—	678,710,628	43	678,710,671
Senior Secured Loans	—	40,711,146	—	40,711,146
Common Stock
Automobiles	—	—	73	73
Independent Power & Renewable Electricity Producers	26,800	—	—	26,800
Wireless Telecommunication Services	428,260	—	—	428,260
Preferred Stock	176,960	6,516,891	—	6,693,851
Warrant	—	—	25	25
Money Market Fund	50,805,776	—	—	50,805,776
Total	$51,437,796	$726,276,415	$141	$777,714,352

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$40,934,319	$29,105,660
Long-term capital gain	3,182,839	1,923,391

Total	$44,117,158	$31,029,051

LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$852,354,468
Undistributed ordinary income	2,229,830
Capital loss carryforward	(7,516,185)
Net unrealized depreciation	(69,662,386)

Net assets	$777,405,727

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of disposition of hybrid security. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(4,562)	$4,562

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short Term	Long Term	Total
$2,694,552	$4,821,633	$7,516,185

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	16,689,285	11,733,304
Service Class	6,049,249	6,222,244
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,511,828	2,197,522
Service Class	839,514	606,811

	27,089,876	20,759,881

Shares redeemed:
Standard Class	(5,388,496)	(2,211,056)
Service Class	(5,545,154)	(6,211,174)

	(10,933,650)	(8,422,230)

Net increase	16,156,226	12,337,651

7. Credit and Market Risk

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which

LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk (continued)

are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP JPMorgan High Yield Fund–30

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP JPMorgan High Yield Fund

We have audited the accompanying statement of net assets of the LVIP JPMorgan High Yield Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP JPMorgan High Yield Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP JPMorgan High Yield Fund–31

LVIP JPMorgan High Yield Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
7.21%	92.79%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board considered that LIAC had implemented an advisory fee waiver on assets over $250 million through April 30, 2016. The

LVIP JPMorgan High Yield Fund–32

LVIP JPMorgan High Yield Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JP Morgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JP Morgan under the subadvisory agreement. The Board reviewed the services provided by JP Morgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JP Morgan. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar High Yield Bond funds category and the Barclays US High Yield 2% Issuer Cap TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by JP Morgan were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains a breakpoint, and noted that the subadvisory fee schedule was higher than two similar funds sub-advised by JP Morgan. The Board considered that LIAC compensates JP Morgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JP Morgan, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding JP Morgan’s estimated profitability from providing subadvisory services to the Fund. The Board noted JP Morgan’s statement that it was not aware of other benefits from its relationship to the Fund and that it does not utilize soft dollars for sub-advised clients. The Board noted the subadvisory fee schedules were negotiated between LIAC and JP Morgan, an unaffiliated third party, and that LIAC compensated JP Morgan from its fees.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP JPMorgan High Yield Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP JP Morgan High Yield Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP JP Morgan High Yield Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP JP Morgan High Yield Fund–36

LVIP Managed Risk Profile Target Maturity Funds

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP Managed Risk Profile Target Maturity Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Managed Risk Profile Target Maturity Funds

2015 Annual Report Commentary (unaudited)

Managed by:

The LVIP Managed Risk Profile 2010 Fund returned (1.61%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the 2010 Composite1, returned 0.30%; and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM2, returned 0.67%.

The LVIP Managed Risk Profile 2020 Fund returned (2.21%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the 2020 Composite3, returned (0.02%); and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 0.67%.

The LVIP Managed Risk Profile 2030 Fund returned (2.66%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the 2030 Composite4, returned (0.14%); and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 0.67%.

The LVIP Managed Risk Profile 2040 Fund returned (3.22%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the 2040 Composite5, returned (0.06%); and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 0.67%.

The LVIP Managed Risk Profile 2050 Fund returned (3.75%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the 2050 Composite6, returned (0.34%); and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM, returned 0.67%.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index7 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index8, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index9 lost (0.81%) and the MSCI Emerging Markets NR Index10 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield11, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index12 posted total returns of 0.55% during the year.

The U.S. equity portion of the LVIP Managed Risk Profile Funds generally underperformed the equity portion of their respective composite benchmarks during 2015. Contributors included the LVIP T. Rowe Price Growth Stock Fund and the LVIP T. Rowe Price Structured Mid-cap growth Fund. Exposure to the PIMCO Commodity Real Return detracted from results relative to the Index.

The non-U.S. Equity portion of the LVIP Managed Risk Profile Funds had a negative impact to returns for the year. The exposure to both developed international markets and emerging markets negatively affected returns. Within the emerging markets portion, the LVIP SSGA Emerging Markets 100 Fund was a detractor. The developed markets portion, represented by LVIP Mondrian International Value Fund was a detractor along with LVIP Clarion Global Real Estate Fund. A positive contributor was the LVIP MFS International Growth Fund.

The fixed income portion of the LVIP Managed Risk Profile Funds had a negative impact to returns for the year. Contributors included the LVIP PIMCO Low Duration Fund. Exposure to the LVIP JP Morgan High Yield Fund and LVIP BlackRock Inflation Protected Bond Fund detracted from results relative to the index.

LVIP Managed Risk Profile Target Maturity Funds–1

LVIP Managed Risk Profile Target Maturity Funds

2015 Annual Report Commentary (continued)

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns and negative developed international equity and emerging market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Funds. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Funds’ relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Managed Risk Profile 2010 Fund

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2010 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,883 for the Standard Class shares and to $13,584 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/15. The same $10,000 would have increased to $14,749 for the 2010 Composite, and to $16,718 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 1.61%

Five Year	+ 4.31%

Inception (4/30/07)	+ 3.86%

Service Class Shares

One Year	– 1.85%

Five Year	+ 4.05%

Inception (4/30/07)	+ 3.60%

LVIP Managed Risk Profile Target Maturity Funds–2

LVIP Managed Risk Profile Target Maturity Funds

2015 Annual Report Commentary (continued)

LVIP Managed Risk Profile 2020 Fund

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2020 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,361 for the Standard Class shares and to $13,074 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/15. The same $10,000 would have increased to $14,655 for the 2020 Composite, and to $16,718 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 2.21%

Five Year	+ 4.27%

Inception (4/30/07)	+ 3.40%

Service Class Shares

One Year	– 2.45%

Five Year	+ 4.00%

Inception (4/30/07)	+ 3.14%

LVIP Managed Risk Profile 2030 Fund

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2030 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,202 for the Standard Class shares and to $12,918 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/15. The same $10,000 would have increased to $14,239 for the 2030 Composite, and to $16,718 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 2.66%

Five Year	+ 4.35%

Inception (4/30/07)	+ 3.25%

Service Class Shares

One Year	– 2.90%

Five Year	+ 4.09%

Inception (4/30/07)	+ 3.00%

LVIP Managed Risk Profile Target Maturity Funds–3

LVIP Managed Risk Profile Target Maturity Funds

2015 Annual Report Commentary (continued)

LVIP Managed Risk Profile 2040 Fund

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2040 Fund Service and Standard Classes shares on 4/30/07 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,506 for the Standard Class shares and to $12,238 for the Service Class shares. For comparison, look at how the customized benchmark did from 4/30/07 through 12/31/15. The same $10,000 would have increased to $13,796 for the 2040 Composite, and to $16,718 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 3.22%

Five Year	+ 4.26%

Inception (4/30/07)	+ 2.61%

Service Class Shares

One Year	– 3.46%

Five Year	+ 4.00%

Inception (4/30/07)	+ 2.36%

LVIP Managed Risk Profile 2050 Fund

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Managed Risk Profile 2050 Fund Service and Standard Classes shares on 5/2/11 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,194 for the Standard Class shares and to $11,064 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/2/11 through 12/31/15. The same $10,000 would have increased to $13,338 for the 2050 Composite, and to $16,193 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 3.75%

Inception (5/2/11)	+ 2.45%

Service Class Shares

One Year	– 3.98%

Inception (5/2/11)	+ 2.19%

1.

The 2010 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The 2010 Composite is constructed as follows: 35% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 40% Wilshire 5000 Total Market IndexSM, 12% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

2.

The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 5000 IndexSM) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

3.	The 2020 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The

LVIP Managed Risk Profile Target Maturity Funds–4

LVIP Managed Risk Profile Target Maturity Funds

2015 Annual Report Commentary (continued)

2020 Composite is constructed as follows: 26% Barclays Capital U.S. TIPS Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

4.

The 2030 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The 2030 Composite is constructed as follows: 16% Barclays Capital U.S. TIPS Index, 14% Barclays Capital U.S. Aggregate Index, 49% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE® NR Index and 3% MSCI Emerging Markets NR Index.

5.

The 2040 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The 2040 Composite is constructed as follows: 5% Barclays Capital U.S. TIPS Index, 10% Barclays Capital U.S. Aggregate Index, 57% Wilshire 5000 Total Market IndexSM, 24% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index

6.

The 2050 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The 2050 Composite is constructed as follows: 60% Wilshire 5000 Total Market IndexSM, 35% MSCI EAFE® NR Index, and 5% MSCI Emerging Markets NR Index.

7.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.
8.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

9.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the FAR East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

10.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

11.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

12.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Managed Risk Profile Target Maturity Funds–5

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP Managed Risk Profile 2010 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$972.60	0.30%	$1.49
Service Class Shares	1,000.00	971.30	0.55%	2.73

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2020 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$963.90	0.30%	$1.49
Service Class Shares	1,000.00	962.60	0.55%	2.72

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2030 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$957.30	0.30%	$1.48
Service Class Shares	1,000.00	956.10	0.55%	2.71

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile Target Maturity Funds–6

LVIP Managed Risk Profile Target Maturity Funds

Disclosure

OF FUND EXPENSES (continued)

LVIP Managed Risk Profile 2040 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$950.20	0.30%	$1.47
Service Class Shares	1,000.00	949.00	0.55%	2.70

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

LVIP Managed Risk Profile 2050 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$941.40	0.30%	$1.47
Service Class Shares	1,000.00	940.10	0.55%	2.69

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other investment companies (“Underlying Funds”). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Managed Risk Profile Target Maturity Funds–7

LVIP Managed Risk Profile Target Maturity Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2015

LVIP Managed Risk Profile 2010 Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	96.08%

Equity Funds	26.73%
Fixed Income Funds	48.67%
International Equity Funds	16.73%
International Fixed Income Fund	3.95%

Unaffiliated Investment Companies	4.70%

Fixed Income Fund	1.00%
International Equity Fund	1.93%
Money Market Fund	1.77%

Total Value of Securities	100.78%

Liabilities Net of Receivables and Other Assets	(0.78%)

Total Net Assets	100.00%

LVIP Managed Risk Profile 2020 Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	95.60%

Equity Funds	35.14%
Fixed Income Funds	37.20%
International Equity Funds	21.31%
International Fixed Income Fund	1.95%

Unaffiliated Investment Companies	4.10%

International Equity Fund	1.90%
Money Market Fund	2.20%

Total Value of Securities	99.70%

Receivables and Other Assets Net of Liabilities	0.30%

Total Net Assets	100.00%

LVIP Managed Risk Profile 2030 Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	93.45%

Equity Funds	37.61%
Fixed Income Funds	29.04%
International Equity Funds	23.91%
International Fixed Income Fund	2.89%

Unaffiliated Investment Companies	6.29%

Commodity Fund	0.93%
International Equity Fund	1.89%
Money Market Fund	3.47%

Total Value of Securities	99.74%

Receivables and Other Assets Net of Liabilities	0.26%

Total Net Assets	100.00%

LVIP Managed Risk Profile 2040 Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	93.47%

Equity Funds	43.46%
Fixed Income Funds	20.34%
International Equity Funds	27.74%
International Fixed Income Fund	1.93%

Unaffiliated Investment Companies	7.14%

Commodity Fund	0.93%
International Equity Fund	1.89%
Money Market Fund	4.32%

Total Value of Securities	100.61%

Liabilities Net of Receivables and Other Assets	(0.61%)

Total Net Assets	100.00%

LVIP Managed Risk Profile 2050 Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	89.35%

Equity Funds	46.70%
Fixed Income Funds	8.39%
International Equity Funds	34.26%

Unaffiliated Investment Companies	9.14%

Commodity Fund	0.91%
International Equity Fund	2.74%
Money Market Fund	5.49%

Total Value of Securities	98.49%

Receivables and Other Assets Net of Liabilities	1.51%

Total Net Assets	100.00%

LVIP Managed Risk Profile Target Maturity Funds–8

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–96.08%
Equity Funds–26.73%
*Lincoln Variable Insurance Products Trust–
LVIP Delaware Special Opportunities Fund	19,186	$737,547
LVIP SSgA Mid-Cap Index Fund	38,166	369,523
LVIP SSgA S&P 500 Index Fund	550,742	7,927,934
LVIP SSgA Small-Cap Index Fund	29,960	738,305
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	17,761	374,695

		10,148,004

Fixed Income Funds–48.67%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	302,163	3,002,594
LVIP Delaware Bond Fund	278,008	3,778,133
LVIP Delaware Diversified Floating Rate Fund	115,295	1,132,655
LVIP JPMorgan High Yield Fund	110,651	1,109,386
LVIP PIMCO Low Duration Bond Fund	152,009	1,512,182
LVIP SSgA Bond Index Fund	711,333	7,940,606

		18,475,556

International Equity Funds–16.73%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	124,053	1,154,439
LVIP SSgA International Index Fund	624,079	5,196,085

		6,350,524

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–3.95%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	138,233	$1,500,937

		1,500,937

Total Affiliated Investment Companies (Cost $28,963,577)		36,475,021

UNAFFILIATED INVESTMENT COMPANIES–4.70%
Fixed Income Fund–1.00%
✢American Funds® – Mortgage Bond Fund	35,605	377,764

		377,764

International Equity Fund–1.93%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	45,106	733,873

		733,873

Money Market Fund–1.77%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	673,752	673,752

		673,752

Total Unaffiliated Investment Companies (Cost $1,747,468)		1,785,389

TOTAL VALUE OF SECURITIES–100.78% (Cost $30,711,045)	38,260,410
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.78%)	(297,994)

NET ASSETS APPLICABLE TO 3,336,278 SHARES OUTSTANDING–100.00%	$37,962,416

*	Standard Class shares.

✢	Class 1 shares.

LVIP Managed Risk Profile Target Maturity Funds–9

LVIP Managed Risk Profile 2010 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(3) British Pound Currency	$(282,729)	$(276,263)	3/15/16	$ 6,466
(2) E-mini MSCI Emerging Markets Index	(78,519)	(78,750)	3/19/16	(231)
(1) E-mini Russell 2000 Index	(113,704)	(113,150)	3/19/16	554
(8) E-mini S&P 500 Index	(814,534)	(814,160)	3/19/16	374
(1) E-mini S&P MidCap 400 Index	(139,804)	(139,350)	3/19/16	454
(1) Euro Currency	(138,187)	(136,075)	3/15/16	2,112
(5) Euro STOXX 50 Index	(175,292)	(178,327)	3/21/16	(3,035)
(3) FTSE 100 Index	(264,692)	(274,122)	3/21/16	(9,430)
(1) Japanese Yen Currency	(103,405)	(104,156)	3/15/16	(751)
(1) Nikkei 225 Index (OSE)	(164,217)	(158,319)	3/11/16	5,898

				$ 2,411

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–10

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–95.60%
Equity Funds–35.14%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	67,724	$2,839,045
LVIP Delaware Special Opportunities Fund	73,081	2,809,299
LVIP SSgA Mid-Cap Index Fund	145,378	1,407,549
LVIP SSgA S&P 500 Index Fund	2,697,472	38,830,107
LVIP SSgA Small-Cap Index Fund	56,745	1,398,366
LVIP SSgA Small-Mid Cap 200 Fund	119,526	1,398,576
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	135,312	2,854,678

		51,537,620

Fixed Income Funds–37.20%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	719,728	7,151,935
LVIP Delaware Bond Fund	634,669	8,625,154
LVIP Delaware Diversified Floating Rate Fund	146,412	1,438,351
LVIP JPMorgan High Yield Fund	421,468	4,225,642
LVIP PIMCO Low Duration Bond Fund	579,109	5,760,973
LVIP SSgA Bond Index Fund	2,451,930	27,370,895

		54,572,950

International Equity Funds–21.31%
*Lincoln Variable Insurance Products Trust– LVIP Clarion Global Real Estate Fund	472,620	4,398,201

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA International Index Fund	3,226,134	$26,860,793

		31,258,994

International Fixed Income Fund–1.95%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	263,193	2,857,751

		2,857,751

Total Affiliated Investment Companies (Cost $108,040,932)		140,227,315

UNAFFILIATED INVESTMENT COMPANIES–4.10%
International Equity Fund–1.90%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	171,802	2,795,216

		2,795,216

Money Market Fund–2.20%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	3,220,967	3,220,967

		3,220,967

Total Unaffiliated Investment Companies (Cost $5,665,696)		6,016,183

TOTAL VALUE OF SECURITIES–99.70% (Cost $113,706,628)	146,243,498
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.30%	440,094

NET ASSETS APPLICABLE TO 13,071,792 SHARES OUTSTANDING–100.00%	$146,683,592

†	Non-income producing for the period.

*	Standard Class shares.

LVIP Managed Risk Profile Target Maturity Funds–11

LVIP Managed Risk Profile 2020 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(35) British Pound Currency	$(3,277,685)	$(3,223,063)	3/15/16	$ 54,622
(18) E-mini MSCI Emerging Markets Index	(708,356)	(708,750)	3/19/16	(394)
(8) E-mini Russell 2000 Index	(902,709)	(905,200)	3/19/16	(2,491)
(94) E-mini S&P 500 Index	(9,536,989)	(9,566,380)	3/19/16	(29,391)
(13) E-mini S&P MidCap 400 Index	(1,806,890)	(1,811,550)	3/19/16	(4,660)
(17) Euro Currency	(2,339,424)	(2,313,275)	3/15/16	26,149
(60) Euro STOXX 50 Index	(2,115,505)	(2,139,930)	3/21/16	(24,425)
(33) FTSE 100 Index	(2,947,760)	(3,015,342)	3/21/16	(67,582)
(13) Japanese Yen Currency	(1,345,208)	(1,354,031)	3/15/16	(8,823)
(8) Nikkei 225 Index (OSE)	(1,285,577)	(1,266,556)	3/11/16	19,021

				$(37,974)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–12

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–93.45%
Equity Funds–37.61%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	36,402	$1,525,996
LVIP Delaware Special Opportunities Fund	78,571	3,020,364
LVIP MFS Value Fund	43,356	1,533,010
LVIP SSgA Mid-Cap Index Fund	156,292	1,513,216
LVIP SSgA S&P 500 Index Fund	2,901,612	41,768,704
LVIP SSgA Small-Cap Index Fund	183,061	4,511,171
LVIP SSgA Small-Mid Cap 200 Fund	128,527	1,503,891
†LVIP T. Rowe Price Growth Stock Fund	46,825	1,556,001
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	145,454	3,068,653

		60,001,006

Fixed Income Funds–29.04%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	618,926	6,150,270
LVIP Delaware Bond Fund	227,393	3,090,265
LVIP Delaware Diversified Floating Rate Fund	314,753	3,092,129
LVIP JPMorgan High Yield Fund	302,093	3,028,781
LVIP PIMCO Low Duration Bond Fund	311,235	3,096,168
LVIP SSgA Bond Index Fund	2,496,717	27,870,856

		46,328,469

International Equity Funds–23.91%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	507,961	4,727,083
LVIP MFS International Growth Fund	221,628	3,036,306
LVIP Mondrian International Value Fund	192,205	3,033,375
LVIP SSgA Emerging Markets 100 Fund	204,662	1,499,151
LVIP SSgA International Index Fund	3,104,853	25,851,008

		38,146,923

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Fixed Income Fund–2.89%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	424,556	$4,609,828

		4,609,828

Total Affiliated Investment Companies (Cost $115,238,936)		149,086,226

UNAFFILIATED INVESTMENT COMPANIES–6.29%
Commodity Fund–0.93%
**PIMCO Variable Insurance Products Trust– PIMCO CommodityRealReturn Strategy Portfolio	235,868	1,488,329

		1,488,329

International Equity Fund–1.89%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	184,733	3,005,611

		3,005,611

Money Market Fund–3.47%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	5,537,616	5,537,616

		5,537,616

Total Unaffiliated Investment Companies (Cost $10,488,381)		10,031,556

TOTAL VALUE OF SECURITIES–99.74% (Cost $125,727,317)	159,117,782
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	412,240

NET ASSETS APPLICABLE TO 14,595,242 SHARES OUTSTANDING–100.00%	$159,530,022

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Funds–13

LVIP Managed Risk Profile 2030 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(28) British Pound Currency	$(2,652,496)	$(2,578,450)	3/15/16	$ 74,046
(18) E-mini MSCI Emerging Markets Index	(705,586)	(708,750)	3/19/16	(3,164)
(9) E-mini Russell 2000 Index	(1,026,428)	(1,018,350)	3/19/16	8,078
(67) E-mini S&P 500 Index	(6,830,250)	(6,818,590)	3/19/16	11,660
(9) E-mini S&P MidCap 400 Index	(1,263,508)	(1,254,150)	3/19/16	9,358
(14) Euro Currency	(1,927,301)	(1,905,050)	3/15/16	22,251
(48) Euro STOXX 50 Index	(1,683,158)	(1,711,943)	3/21/16	(28,785)
(27) FTSE 100 Index	(2,382,493)	(2,467,098)	3/21/16	(84,605)
(10) Japanese Yen Currency	(1,032,523)	(1,041,563)	3/15/16	(9,040)
(7) Nikkei 225 Index (OSE)	(1,127,366)	(1,108,236)	3/11/16	19,130

				$ 18,929

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–14

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–93.47%
Equity Funds–43.46%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	50,279	$2,107,739
LVIP Delaware Special Opportunities Fund	54,262	2,085,884
LVIP MFS Value Fund	59,883	2,117,410
LVIP SSgA Mid-Cap Index Fund	107,938	1,045,057
LVIP SSgA S&P 500 Index Fund	2,373,108	34,160,892
LVIP SSgA Small-Cap Index Fund	84,277	2,076,848
LVIP SSgA Small-Mid Cap 200 Fund	88,761	1,038,598
†LVIP T. Rowe Price Growth Stock Fund	32,338	1,074,576
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	100,452	2,119,234

		47,826,238

Fixed Income Funds–20.34%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	320,570	3,185,500
LVIP Delaware Bond Fund	157,036	2,134,126
LVIP Delaware Diversified Floating Rate Fund	108,683	1,067,699
LVIP JPMorgan High Yield Fund	208,630	2,091,722
LVIP PIMCO Low Duration Bond Fund	214,936	2,138,181
LVIP SSgA Bond Index Fund	1,053,689	11,762,325

		22,379,553

International Equity Funds–27.74%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	350,785	3,264,404
LVIP MFS International Growth Fund	307,354	4,210,756
LVIP Mondrian International Value Fund	265,493	4,190,014

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA Emerging Markets 100 Fund	282,685	$2,070,666
LVIP SSgA International Index Fund	2,017,194	16,795,160

		30,531,000

International Fixed Income Fund–1.93%
*Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	195,465	2,122,355

		2,122,355

Total Affiliated Investment Companies (Cost $74,676,720)		102,859,146

UNAFFILIATED INVESTMENT COMPANIES–7.14%
Commodity Fund–0.93%
**PIMCO Variable Insurance Products Trust– PIMCO CommodityRealReturn Strategy Portfolio	162,883	1,027,791

		1,027,791

International Equity Fund–1.89%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	127,578	2,075,702

		2,075,702

Money Market Fund–4.32%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	4,753,821	4,753,821

		4,753,821

Total Unaffiliated Investment Companies (Cost $8,168,663)		7,857,314

TOTAL VALUE OF SECURITIES–100.61% (Cost $82,845,383)	110,716,460
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.61%)	(674,827)

NET ASSETS APPLICABLE TO 10,640,700 SHARES OUTSTANDING–100.00%	$110,041,633

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Funds–15

LVIP Managed Risk Profile 2040 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(28) British Pound Currency	$(2,647,253)	$(2,578,450)	3/15/16	$ 68,803
(19) E-mini MSCI Emerging Markets Index	(743,625)	(748,125)	3/19/16	(4,500)
(7) E-mini Russell 2000 Index	(789,809)	(792,050)	3/19/16	(2,241)
(73) E-mini S&P 500 Index	(7,419,798)	(7,429,210)	3/19/16	(9,412)
(9) E-mini S&P MidCap 400 Index	(1,254,303)	(1,254,150)	3/19/16	153
(15) Euro Currency	(2,063,801)	(2,041,125)	3/15/16	22,676
(50) Euro STOXX 50 Index	(1,755,998)	(1,783,275)	3/21/16	(27,277)
(27) FTSE 100 Index	(2,385,493)	(2,467,098)	3/21/16	(81,605)
(10) Japanese Yen Currency	(1,032,580)	(1,041,563)	3/15/16	(8,983)
(6) Nikkei 225 Index (OSE)	(960,628)	(949,917)	3/11/16	10,711

				$(31,675)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–16

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–89.35%
Equity Funds–46.70%
*Lincoln Variable Insurance Products Trust–
†LVIP Baron Growth Opportunities Fund	6,505	$272,696
LVIP Delaware Special Opportunities Fund	14,043	539,808
LVIP MFS Value Fund	15,494	547,835
LVIP SSgA Mid-Cap Index Fund	27,932	270,434
LVIP SSgA S&P 500 Index Fund	652,294	9,389,774
LVIP SSgA Small-Cap Index Fund	54,529	1,343,764
LVIP SSgA Small-Mid Cap 200 Fund	22,969	268,761
†LVIP T. Rowe Price Growth Stock Fund	16,732	556,013
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	25,991	548,327

		13,737,412

Fixed Income Funds–8.39%
*Lincoln Variable Insurance Products Trust–
LVIP BlackRock Inflation Protected Bond Fund	55,297	549,485
LVIP Delaware Bond Fund	20,340	276,424
LVIP JPMorgan High Yield Fund	81,046	812,566
LVIP PIMCO Low Duration Bond Fund	27,805	276,600
LVIP SSgA Bond Index Fund	49,565	553,294

		2,468,369

International Equity Funds–34.26%
*Lincoln Variable Insurance Products Trust–
LVIP Clarion Global Real Estate Fund	120,983	1,125,867
LVIP MFS International Growth Fund	59,650	817,207
LVIP Mondrian International Value Fund	68,706	1,084,313

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA Emerging Markets 100 Fund	109,799	$804,279
LVIP SSgA International Index Fund	750,395	6,247,793

		10,079,459

Total Affiliated Investment Companies (Cost $22,496,589)		26,285,240

UNAFFILIATED INVESTMENT COMPANIES–9.14%
Commodity Fund–0.91%
**PIMCO Variable Insurance Products Trust– PIMCO CommodityRealReturn Strategy Portfolio	42,168	266,080

		266,080

International Equity Fund–2.74%
*Delaware VIP Trust– Delaware VIP Emerging Markets Series	49,527	805,800

		805,800

Money Market Fund–5.49%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,615,835	1,615,835

		1,615,835

Total Unaffiliated Investment Companies (Cost $2,864,817)		2,687,715

TOTAL VALUE OF SECURITIES–98.49% (Cost $25,361,406)	28,972,955
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.51%	444,226

NET ASSETS APPLICABLE TO 3,149,266 SHARES OUTSTANDING–100.00%	$29,417,181

†	Non-income producing for the period.

*	Standard Class shares.

**	Institutional Class shares.

LVIP Managed Risk Profile Target Maturity Funds–17

LVIP Managed Risk Profile 2050 Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(37) E-mini S&P 500 Index	$(3,758,720)	$(3,765,490)	3/19/16	$ (6,770)
(22) Euro Currency	(3,033,482)	(2,993,650)	3/15/16	39,832
(76) Euro STOXX 50 Index	(2,665,930)	(2,710,578)	3/21/16	(44,648)

				$(11,586)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–18

LVIP Managed Risk Profile Target Maturity Funds

Statements of Assets and Liabilities

December 31, 2015

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
ASSETS:
Investments in affiliated investment companies, at value	$36,475,021	$140,227,315	$149,086,226	$102,859,146	$26,285,240
Investments in unaffiliated investment companies, at value	1,785,389	6,016,183	10,031,556	7,857,314	2,687,715
Cash collateral held at broker for futures contracts	71,253	881,656	565,450	642,547	250,904
Foreign currencies collateral held at broker for futures contracts, at value	41,678	472,575	450,344	446,826	321,124
Expense reimbursement from Lincoln Investment Advisors Corporation	5,200	2,478	2,587	4,183	6,342
Receivable for fund shares sold	4,879	64,002	26,796	23,863	15,934
Net unrealized appreciation on futures contracts	2,411	—	18,929	—	—
Receivable for investment companies sold	1,301	—	—	—	—
Cash	24	—	—	—	—
Dividends receivable from investment companies	4	31	47	40	15

TOTAL ASSETS	38,387,160	147,664,240	160,181,935	111,833,919	29,567,274

LIABILITIES:
Payable for fund shares redeemed	393,447	851,418	560,590	1,591,970	43,950
Accrued expenses payable	21,743	22,054	22,508	22,416	21,900
Due to manager and affiliates	9,554	36,616	39,025	28,499	7,246
Net unrealized depreciation on futures contracts	—	37,974	—	31,675	11,586
Cash overdraft	—	—	—	—	7
Payable for investment companies purchased	—	32,586	29,790	117,726	65,404

TOTAL LIABILITIES	424,744	980,648	651,913	1,792,286	150,093

TOTAL NET ASSETS	$37,962,416	$146,683,592	$159,530,022	$110,041,633	$29,417,181

Investments in affiliated investment companies, at cost	$28,963,577	$108,040,932	$115,238,936	$ 74,676,720	$22,496,589
Investments in unaffiliated investment companies, at cost	$ 1,747,468	$ 5,665,696	$ 10,488,381	$ 8,168,663	$ 2,864,817
Foreign currencies collateral held at broker, at cost	$ 41,678	$ 472,575	$ 450,344	$ 446,826	$ 321,124

Standard Class:
Net Assets	$31,507,175	$123,070,668	$136,000,551	$ 87,555,616	$24,406,515
Shares Outstanding	2,768,793	10,967,274	12,442,449	8,462,960	2,611,850
Net Asset Value Per Share	$ 11.379	$ 11.222	$ 10.930	$ 10.346	$ 9.345

Service Class:
Net Assets	$ 6,455,241	$ 23,612,924	$ 23,529,471	$ 22,486,017	$ 5,010,666
Shares Outstanding	567,485	2,104,518	2,152,793	2,177,740	537,416
Net Asset Value Per Share	$ 11.375	$ 11.220	$ 10.930	$ 10.325	$ 9.324

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$30,985,002	$120,278,083	$132,980,310	$ 89,941,874	$27,827,107
Undistributed net investment income	—	—	26,901	17,813	13,919
Accumulated net realized loss on investments	(574,362)	(6,093,387)	(6,886,583)	(7,757,456)	(2,023,808)
Net unrealized appreciation of investments and derivatives	7,551,776	32,498,896	33,409,394	27,839,402	3,599,963

TOTAL NET ASSETS	$37,962,416	$146,683,592	$159,530,022	$110,041,633	$29,417,181

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–19

LVIP Managed Risk Profile Target Maturity Funds

Statements of Operations

Year Ended December 31, 2015

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$828,454	$3,184,419	$3,285,157	$2,240,598	$575,171
Dividends from unaffiliated investment companies	17,321	26,430	124,120	85,263	20,286

	845,775	3,210,849	3,409,277	2,325,861	595,457

EXPENSES:
Management fees	106,574	393,356	418,846	290,321	68,565
Accounting and administration expenses	32,745	40,091	40,682	37,360	31,658
Professional fees	20,318	22,660	22,853	21,809	20,021
Distribution expenses-Service Class	17,934	65,193	60,323	56,295	10,289
Reports and statements to shareholders	16,633	20,909	22,954	23,660	17,985
Custodian fees	5,189	6,522	7,824	7,301	5,950
Consulting fees	3,590	3,676	3,682	3,644	3,574
Trustees’ fees and expenses	1,053	3,839	4,021	2,778	580
Pricing fees	331	361	363	357	176
Other	265	957	1,005	702	149

	204,632	557,564	582,553	444,227	158,947
Less expenses reimbursed	(58,809)	(20,344)	(19,614)	(39,547)	(66,379)

Total operating expenses	145,823	537,220	562,939	404,680	92,568

NET INVESTMENT INCOME	699,952	2,673,629	2,846,338	1,921,181	502,889

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	237,052	1,373,397	1,499,736	1,146,213	296,218
Distributions from unaffiliated investment companies	31,091	61,162	96,223	65,355	14,461
Sale of investments in affiliated investment companies	1,613,480	2,728,389	3,222,038	1,926,944	(152,860)
Sale of investments in unaffiliated investment companies	(88,753)	(79,673)	(235,894)	(153,436)	(24,878)
Foreign currencies	(4,877)	(30,333)	(37,651)	(30,991)	(31,053)
Futures contracts	(253,148)	(1,560,622)	(2,163,200)	(2,014,352)	(500,230)

Net realized gain (loss)	1,534,845	2,492,320	2,381,252	939,733	(398,342)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(2,728,593)	(8,269,642)	(8,740,023)	(5,898,574)	(1,125,293)
Investments in unaffiliated investment companies	(120,383)	(425,761)	(1,056,300)	(737,872)	(196,984)
Futures contracts	10,252	69,838	95,481	17,831	(5,527)

Net change in unrealized appreciation (depreciation)	(2,838,724)	(8,625,565)	(9,700,842)	(6,618,615)	(1,327,804)

NET REALIZED AND UNREALIZED LOSS	(1,303,879)	(6,133,245)	(7,319,590)	(5,678,882)	(1,726,146)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(603,927)	$(3,459,616)	$(4,473,252)	$(3,757,701)	$(1,223,257)

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–20

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets

	LVIP Managed Risk Profile 2010 Fund		LVIP Managed Risk Profile 2020 Fund		LVIP Managed Risk Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$699,952	$608,241	$2,673,629	$2,254,435	$2,846,338	$2,525,970
Net realized gain	1,534,845	4,299,212	2,492,320	13,861,904	2,381,252	14,750,069
Net change in unrealized appreciation (depreciation)	(2,838,724)	(2,508,823)	(8,625,565)	(7,535,314)	(9,700,842)	(8,558,573)

Net increase (decrease) in net assets resulting from operations	(603,927)	2,398,630	(3,459,616)	8,581,025	(4,473,252)	8,717,466

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(615,135)	(692,434)	(2,370,551)	(2,597,175)	(2,517,074)	(3,110,638)
Service Class	(107,637)	(126,662)	(390,574)	(466,563)	(371,001)	(439,010)
Net realized gain on investments:
Standard Class	(1,760,100)	—	(4,304,685)	—	(8,223,222)	—
Service Class	(347,722)	—	(816,156)	—	(1,409,544)	—

	(2,830,594)	(819,096)	(7,881,966)	(3,063,738)	(12,520,841)	(3,549,648)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,899,464	11,402,692	24,468,216	36,805,938	24,847,252	35,066,322
Service Class	1,149,750	1,487,232	2,587,961	2,887,011	3,101,829	4,710,068
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,375,235	692,434	6,675,236	2,597,175	10,740,296	3,110,638
Service Class	455,359	126,662	1,206,730	466,563	1,780,545	439,010

	10,879,808	13,709,020	34,938,143	42,756,687	40,469,922	43,326,038

Cost of shares redeemed:
Standard Class	(11,418,626)	(25,815,041)	(30,129,488)	(103,315,218)	(31,541,403)	(111,053,619)
Service Class	(2,375,243)	(2,790,596)	(5,854,306)	(5,115,702)	(2,820,128)	(4,783,934)

	(13,793,869)	(28,605,637)	(35,983,794)	(108,430,920)	(34,361,531)	(115,837,553)

Increase (decrease) in net assets derived from capital share transactions	(2,914,061)	(14,896,617)	(1,045,651)	(65,674,233)	6,108,391	(72,511,515)

NET DECREASE IN NET ASSETS	(6,348,582)	(13,317,083)	(12,387,233)	(60,156,946)	(10,885,702)	(67,343,697)
NET ASSETS:
Beginning of year	44,310,998	57,628,081	159,070,825	219,227,771	170,415,724	237,759,421

End of year	$37,962,416	$44,310,998	$146,683,592	$159,070,825	$159,530,022	$170,415,724

Undistributed net investment income	$—	$—	$—	$—	$26,901	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–21

LVIP Managed Risk Profile Target Maturity Funds

Statements of Changes in Net Assets (continued)

	LVIP Managed Risk Profile 2040 Fund		LVIP Managed Risk Profile 2050 Fund
	Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,921,181	$1,730,079	$502,889	$371,774
Net realized gain (loss)	939,733	10,942,123	(398,342)	2,935,252
Net change in unrealized appreciation (depreciation)	(6,618,615)	(7,378,781)	(1,327,804)	(2,319,379)

Net increase (decrease) in net assets resulting from operations	(3,757,701)	5,293,421	(1,223,257)	987,647

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,601,109)	(2,199,254)	(402,448)	(405,319)
Service Class	(344,573)	(453,336)	(69,639)	(50,431)
Net realized gain:
Standard Class	(5,895,996)	—	(44,493)	(2,433,706)
Service Class	(1,455,166)	—	(8,048)	(348,247)

	(9,296,844)	(2,652,590)	(524,628)	(3,237,703)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,440,880	21,753,241	8,388,403	10,875,071
Service Class	3,542,411	4,010,102	2,408,264	1,695,892
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	7,497,105	2,199,254	446,941	2,839,025
Service Class	1,799,739	453,336	77,687	398,678

	26,280,135	28,415,933	11,321,295	15,808,666

Cost of shares redeemed:
Standard Class	(17,601,995)	(78,415,727)	(3,580,744)	(28,422,783)
Service Class	(2,662,490)	(1,426,248)	(263,998)	(2,322,929)

	(20,264,485)	(79,841,975)	(3,844,742)	(30,745,712)

Increase (decrease) in net assets derived from capital share transactions	6,015,650	(51,426,042)	7,476,553	(14,937,046)

NET INCREASE (DECREASE) IN NET ASSETS	(7,038,895)	(48,785,211)	5,728,668	(17,187,102)
NET ASSETS:
Beginning of year.	117,080,528	165,865,739	23,688,513	40,875,615

End of year	$110,041,633	$117,080,528	$29,417,181	$23,688,513

Undistributed (Distributions in excess of) net investment income	$17,813	$—	$13,919	$(2,463)

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–22

LVIP Managed Risk Profile 2010 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$12.448	$12.105	$11.259	$10.604	$10.553

Income (loss) from investment operations:
Net investment income[2]	0.208	0.158	0.127	0.147	0.180
Net realized and unrealized gain (loss)	(0.413)	0.421	0.878	0.756	(0.045)

Total from investment operations	(0.205)	0.579	1.005	0.903	0.135

Less dividends and distributions from:
Net investment income	(0.224)	(0.236)	(0.159)	(0.248)	(0.084)
Net realized gain	(0.640)	—	—	—	—

Total dividends and distributions	(0.864)	(0.236)	(0.159)	(0.248)	(0.084)

Net asset value, end of period	$11.379	$12.448	$12.105	$11.259	$10.604

Total return[3]	(1.61% )	4.78%	8.93%	8.54%	1.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,507	$36,507	$48,876	$45,927	$24,751
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.44%	0.42%	0.43%	0.54%	0.62%
Ratio of net investment income to average net assets	1.68%	1.27%	1.08%	1.33%	1.67%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	1.15%	0.95%	1.09%	1.31%
Portfolio turnover	32%	37%	37%	35%	56%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–23

LVIP Managed Risk Profile 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2010 Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$12.443	$12.101	$11.256	$10.577	$10.553

Income (loss) from investment operations:
Net investment income[2]	0.177	0.127	0.098	0.119	0.153
Net realized and unrealized gain (loss)	(0.412)	0.420	0.877	0.754	(0.045)

Total from investment operations	(0.235)	0.547	0.975	0.873	0.108

Less dividends and distributions from:
Net investment income	(0.193)	(0.205)	(0.130)	(0.194)	(0.084)
Net realized gain	(0.640)	—	—	—	—

Total dividends and distributions	(0.833)	(0.205)	(0.130)	(0.194)	(0.084)

Net asset value, end of period	$11.375	$12.443	$12.101	$11.256	$10.577

Total return[3]	(1.85% )	4.52%	8.66%	8.27%	1.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,455	$7,804	$8,752	$9,303	$10,076
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.69%	0.67%	0.68%	0.79%	0.87%
Ratio of net investment income to average net assets	1.43%	1.02%	0.83%	1.08%	1.42%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.29%	0.90%	0.71%	0.84%	1.06%
Portfolio turnover	32%	37%	37%	35%	56%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–24

LVIP Managed Risk Profile 2020 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$12.110	$11.829	$10.788	$10.159	$10.217

Income (loss) from investment operations:
Net investment income[2]	0.210	0.151	0.137	0.147	0.170
Net realized and unrealized gain (loss)	(0.480)	0.369	1.063	0.702	(0.148)

Total from investment operations	(0.270)	0.520	1.200	0.849	0.022

Less dividends and distributions from:
Net investment income	(0.219)	(0.239)	(0.159)	(0.220)	(0.080)
Net realized gain	(0.399)	—	—	—	—

Total dividends and distributions	(0.618)	(0.239)	(0.159)	(0.220)	(0.080)

Net asset value, end of period	$11.222	$12.110	$11.829	$10.788	$10.159

Total return[3]	(2.21% )	4.39%	11.13%	8.38%	0.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,071	$131,581	$190,689	$158,362	$75,045
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.31%	0.36%	0.41%
Ratio of net investment income to average net assets	1.74%	1.25%	1.20%	1.39%	1.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	1.24%	1.19%	1.33%	1.49%
Portfolio turnover	28%	31%	27%	30%	51%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–25

LVIP Managed Risk Profile 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2020 Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$12.107	$11.827	$10.788	$10.136	$10.219

Income (loss) from investment operations:
Net investment income[2]	0.180	0.121	0.108	0.120	0.144
Net realized and unrealized gain (loss)	(0.479)	0.368	1.062	0.699	(0.147)

Total from investment operations	(0.299)	0.489	1.170	0.819	(0.003)

Less dividends and distributions from:
Net investment income	(0.189)	(0.209)	(0.131)	(0.167)	(0.080)
Net realized gain	(0.399)	—	—	—	—

Total dividends and distributions	(0.588)	(0.209)	(0.131)	(0.167)	(0.080)

Net asset value, end of period	$11.220	$12.107	$11.827	$10.788	$10.136

Total return[3]	(2.45% )	4.13%	10.85%	8.10%	(0.02% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,613	$27,490	$28,539	$25,404	$26,568
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.56%	0.61%	0.66%
Ratio of net investment income to average net assets	1.49%	1.00%	0.95%	1.14%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.48%	0.99%	0.94%	1.08%	1.24%
Portfolio turnover	28%	31%	27%	30%	51%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–26

LVIP Managed Risk Profile 2030 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Standard Class
	12/31/15	12/31/14	Year Ended 12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$12.174	$11.934	$10.627	$10.030	$10.154

Income (loss) from investment operations:
Net investment income[2]	0.209	0.158	0.140	0.155	0.164
Net realized and unrealized gain (loss)	(0.539)	0.340	1.320	0.634	(0.220)

Total from investment operations	(0.330)	0.498	1.460	0.789	(0.056)

Less dividends and distributions from:
Net investment income	(0.205)	(0.258)	(0.153)	(0.192)	(0.068)
Net realized gain	(0.709)	—	—	—	—

Total dividends and distributions	(0.914)	(0.258)	(0.153)	(0.192)	(0.068)

Net asset value, end of period	$10.930	$12.174	$11.934	$10.627	$10.030

Total return[3]	(2.66% )	4.16%	13.74%	7.90%	(0.54% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$136,001	$146,452	$214,620	$169,078	$70,935
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.31%	0.36%	0.43%
Ratio of net investment income to average net assets	1.74%	1.30%	1.23%	1.48%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	1.29%	1.22%	1.42%	1.42%
Portfolio turnover	30%	26%	24%	25%	56%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–27

LVIP Managed Risk Profile 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2030 Fund Service Class
	12/31/15	12/31/14	Year Ended 12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$12.172	$11.933	$10.628	$10.007	$10.156

Income (loss) from investment operations:
Net investment income[2]	0.178	0.128	0.111	0.128	0.138
Net realized and unrealized gain (loss)	(0.536)	0.338	1.319	0.634	(0.219)

Total from investment operations	(0.358)	0.466	1.430	0.762	(0.081)

Less dividends and distributions from:
Net investment income	(0.175)	(0.227)	(0.125)	(0.141)	(0.068)
Net realized gain	(0.709)	—	—	—	—

Total dividends and distributions	(0.884)	(0.227)	(0.125)	(0.141)	(0.068)

Net asset value, end of period	$10.930	$12.172	$11.933	$10.628	$10.007

Total return[3]	(2.90% )	3.90%	13.46%	7.63%	(0.79% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,529	$23,964	$23,139	$20,793	$17,447
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.56%	0.61%	0.68%
Ratio of net investment income to average net assets	1.49%	1.05%	0.98%	1.23%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.48%	1.04%	0.97%	1.17%	1.17%
Portfolio turnover	30%	26%	24%	25%	56%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–28

LVIP Managed Risk Profile 2040 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Standard Class
	12/31/15	12/31/14	Year Ended 12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$11.655	$11.523	$10.009	$9.503	$9.704

Income (loss) from investment operations:
Net investment income[2]	0.196	0.151	0.132	0.135	0.142
Net realized and unrealized gain (loss)	(0.577)	0.251	1.523	0.539	(0.284)

Total from investment operations	(0.381)	0.402	1.655	0.674	(0.142)

Less dividends and distributions from:
Net investment income	(0.189)	(0.270)	(0.141)	(0.168)	(0.059)
Net realized gain	(0.739)	—	—	—	—

Total dividends and distributions	(0.928)	(0.270)	(0.141)	(0.168)	(0.059)

Net asset value, end of period	$10.346	$11.655	$11.523	$10.009	$9.503

Total return[3]	(3.22% )	3.48%	16.54%	7.12%	(1.46% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87,556	$94,657	$146,675	$116,009	$52,039
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.33%	0.33%	0.40%	0.47%
Ratio of net investment income to average net assets	1.70%	1.29%	1.22%	1.37%	1.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.67%	1.26%	1.19%	1.27%	1.23%
Portfolio turnover	25%	25%	25%	28%	65%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–29

LVIP Managed Risk Profile 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2040 Fund Service Class
	12/31/15	12/31/14	Year Ended 12/31/13	12/31/12	12/31/11[1]

Net asset value, beginning of period	$11.634	$11.503	$9.993	$9.465	$9.690

Income (loss) from investment operations:
Net investment income[2]	0.166	0.122	0.105	0.110	0.117
Net realized and unrealized gain (loss)	(0.575)	0.249	1.518	0.537	(0.283)

Total from investment operations	(0.409)	0.371	1.623	0.647	(0.166)

Less dividends and distributions from:
Net investment income	(0.161)	(0.240)	(0.113)	(0.119)	(0.059)
Net realized gain	(0.739)	—	—	—	—

Total dividends and distributions	(0.900)	(0.240)	(0.113)	(0.119)	(0.059)

Net asset value, end of period	$10.325	$11.634	$11.503	$9.993	$9.465

Total return[3]	(3.46% )	3.22%	16.25%	6.86%	(1.71% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,486	$22,424	$19,191	$14,957	$12,522
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.58%	0.58%	0.65%	0.72%
Ratio of net investment income to average net assets	1.45%	1.04%	0.97%	1.12%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.01%	0.94%	1.02%	0.98%
Portfolio turnover	25%	25%	25%	28%	65%

[1]	Effective after close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–30

LVIP Managed Risk Profile 2050 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Standard Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.888	$11.054	$9.401	$8.953	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.186	0.138	0.138	0.157	0.128
Net realized and unrealized gain (loss)	(0.554)	0.196	1.651	0.379	(1.175)

Total from investment operations	(0.368)	0.334	1.789	0.536	(1.047)

Less dividends and distributions from:
Net investment income.	(0.157)	(0.214)	(0.133)	(0.088)	—
Net realized gain	(0.018)	(1.286)	—	—	—
Return of capital	—	—	(0.003)	—	—

Total dividends and distributions	(0.175)	(1.500)	(0.136)	(0.088)	—

Net asset value, end of period	$9.345	$9.888	$11.054	$9.401	$8.953

Total return[3]	(3.75% )	2.94%	19.04%	6.01%	(10.47% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,406	$20,614	$37,291	$21,788	$1,603
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.52%	0.55%	0.94%	4.78%
Ratio of net investment income to average net assets	1.87%	1.24%	1.34%	1.70%	2.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.02%	1.09%	1.06%	(2.36% )
Portfolio turnover	26%	46%	24%	30%	68%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–31

LVIP Managed Risk Profile 2050 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Managed Risk Profile 2050 Fund Service Class
					5/2/11[1]
		Year Ended			to
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.866	$11.032	$9.385	$8.938	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.160	0.111	0.112	0.133	0.115
Net realized and unrealized gain (loss)	(0.552)	0.195	1.645	0.379	(1.177)

Total from investment operations	(0.392)	0.306	1.757	0.512	(1.062)

Less dividends and distributions from:
Net investment income.	(0.132)	(0.186)	(0.107)	(0.065)	—
Net realized gain	(0.018)	(1.286)	—	—	—
Return of capital	—	—	(0.003)	—	—

Total dividends and distributions	(0.150)	(1.472)	(0.110)	(0.065)	—

Net asset value, end of period	$9.324	$9.866	$11.032	$9.385	$8.938

Total return[3]	(3.98% )	2.68%	18.73%	5.74%	(10.62% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,011	$3,075	$3,585	$2,212	$1,734
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.79%	0.77%	0.80%	1.19%	5.03%
Ratio of net investment income to average net assets	1.62%	0.99%	1.09%	1.45%	1.87%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	0.77%	0.84%	0.81%	(2.61% )
Portfolio turnover	26%	46%	24%	30%	68%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Managed Risk Profile Target Maturity Funds–32

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. Each Fund is a non-diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Funds are Managed Risk Profile Target Maturity Funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.

Each Fund’s investment objective is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Future contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on each Fund’s federal income returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate that portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Managed Risk Profile Target Maturity Funds–33

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of the average daily net assets of each Fund. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds (including LIAC).

LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.30% of the Fund’s average daily net assets for the Standard Class (and 0.55% for the Service Class). The agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Administrative	$1,870	$6,869	$7,271	$5,005	$1,124
Legal	520	1,914	2,024	1,394	316

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, the Funds reimburse Lincoln Life for the cost of these services as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Trading operation	$326	$1,196	$1,273	$881	$203

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. For the year ended December 31, 2015, the Funds reimburse Lincoln Life for the cost of these services, which were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Printing and mailing	$12,981	$16,346	$18,226	$19,366	$15,379

The Funds offer Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense

LVIP Managed Risk Profile Target Maturity Funds–34

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, each Fund had receivables due from and liabilities payable to affiliates as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Expense reimbursement receivable from LIAC	$5,200	$2,478	$2,587	$4,183	$6,342
Management fees payable to LIAC	8,182	31,526	34,002	23,734	6,205
Distribution fees payable to LFD	1,372	5,090	5,023	4,765	1,041

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	LVIP Managed Risk Profile 2010 Fund
	Value 12/31/14	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP BlackRock Inflation Protected Bond Fund	$3,983,179	$1,005,648	$1,858,060	$16,693	$3,002,594	$33,352	$—
LVIP Clarion Global Real Estate Fund	1,336,236	295,437	426,144	8,044	1,154,439	38,383	—
LVIP Delaware Bond Fund	889,817	3,515,294	524,599	(626)	3,778,133	91,325	8,924
LVIP Delaware Diversified Floating Rate Fund	2,207,648	268,804	1,319,042	(9,422)	1,132,655	18,335	—
LVIP Delaware Special Opportunities Fund	882,126	181,041	268,192	(10,532)	737,547	9,527	56,726
LVIP Global Income Fund	3,092,248	489,122	1,953,884	(21,970)	1,500,937	50,621	14,324
LVIP JPMorgan High Yield Fund	1,324,214	713,000	811,663	(37,899)	1,109,386	59,632	6,138
LVIP PIMCO Low Duration Bond Fund	1,769,523	261,815	522,664	638	1,512,182	19,122	4,444
LVIP SSgA Bond Index Fund	9,351,527	1,534,660	2,764,613	26,243	7,940,606	204,118	—
LVIP SSgA International Index Fund	5,537,742	1,907,792	2,123,176	111,948	5,196,085	138,750	—
LVIP SSgA Mid-Cap Index Fund	445,562	72,956	135,754	3,048	369,523	3,444	3,215
LVIP SSgA S&P 500 Index Fund	10,101,214	1,584,960	3,676,318	1,270,094	7,927,934	154,002	81,363
LVIP SSgA Small-Cap Index Fund	1,354,337	640,252	1,159,470	240,683	738,305	7,350	37,510
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	443,693	83,042	139,179	16,538	374,695	493	24,408

Total	$42,719,066	$12,553,823	$17,682,758	$1,613,480	$36,475,021	$828,454	$237,052

LVIP Managed Risk Profile Target Maturity Funds–35

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

	LVIP Managed Risk Profile 2020 Fund
	Value 12/31/14	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$1,593,747	$2,150,374	$494,229	$(24,741)	$2,839,045	$—	$238,295
LVIP BlackRock Inflation Protected Bond Fund	7,890,670	1,211,349	1,649,693	9,576	7,151,935	88,717	—
LVIP Clarion Global Real Estate Fund	4,763,493	938,443	1,113,922	20,438	4,398,201	143,707	—
LVIP Delaware Bond Fund	—	9,146,255	284,273	(1,337)	8,625,154	200,523	16,078
LVIP Delaware Diversified Floating Rate Fund	4,722,025	387,571	3,635,872	(30,549)	1,438,351	23,326	—
LVIP Delaware Special Opportunities Fund	3,144,177	580,350	683,451	(34,676)	2,809,299	36,353	211,414
LVIP Global Income Fund	9,448,902	1,218,744	7,459,448	(113,946)	2,857,751	141,492	40,037
LVIP JPMorgan High Yield Fund	3,148,353	4,000,610	2,435,776	(79,439)	4,225,642	227,051	22,873
LVIP PIMCO Low Duration Bond Fund	6,308,187	834,178	1,387,860	304	5,760,973	72,877	16,948
LVIP SSgA Bond Index Fund	30,163,230	4,463,777	6,640,049	63,594	27,370,895	702,250	—
LVIP SSgA Emerging Markets 100 Fund	1,538,227	1,754,015	2,790,069	(561,366)	—	9,327	—
LVIP SSgA International Index Fund	25,813,722	7,812,664	5,840,523	(135,907)	26,860,793	714,796	—
LVIP SSgA Mid-Cap Index Fund	1,588,181	215,170	337,508	3,605	1,407,549	13,141	12,259
LVIP SSgA S&P 500 Index Fund	45,427,903	6,052,190	12,079,577	2,610,392	38,830,107	755,640	389,745
LVIP SSgA Small-Cap Index Fund	3,196,753	371,775	1,983,747	1,004,869	1,398,366	13,947	46,230
LVIP SSgA Small-Mid Cap 200 Fund	1,603,711	480,578	353,961	(4,591)	1,398,576	37,508	197,257
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,179,238	536,368	746,404	2,163	2,854,678	3,764	182,261

Total	$153,530,519	$42,154,411	$49,916,362	$2,728,389	$140,227,315	$3,184,419	$1,373,397

LVIP Managed Risk Profile Target Maturity Funds–36

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

	LVIP Managed Risk Profile 2030 Fund
	Value 12/31/14	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$1,701,112	$339,714	$317,991	$5,296	$1,525,996	$—	$124,992
LVIP BlackRock Inflation Protected Bond Fund	5,052,943	2,188,004	859,640	(12,111)	6,150,270	74,405	—
LVIP Clarion Global Real Estate Fund	5,084,482	975,417	1,131,634	15,272	4,727,083	151,370	—
LVIP Delaware Bond Fund	—	3,254,737	79,747	(830)	3,090,265	71,528	5,709
LVIP Delaware Diversified Floating Rate Fund	3,360,496	484,318	680,439	(8,331)	3,092,129	49,964	—
LVIP Delaware Special Opportunities Fund	3,356,057	608,073	696,923	(36,964)	3,020,364	38,943	221,852
LVIP Global Income Fund	8,405,689	1,057,517	4,510,374	(35,902)	4,609,828	148,440	42,003
LVIP JPMorgan High Yield Fund	3,360,772	2,312,061	2,314,139	(77,903)	3,028,781	161,841	16,003
LVIP MFS International Growth Fund	—	3,150,312	28,015	(754)	3,036,306	28,123	—
LVIP MFS Value Fund	1,672,588	255,727	316,290	21,753	1,533,010	32,437	39,089
LVIP Mondrian International Value Fund	3,252,636	3,434,800	3,492,837	436,259	3,033,375	82,983	—
LVIP PIMCO Low Duration Bond Fund	3,366,995	432,283	705,769	(351)	3,096,168	38,979	9,069
LVIP SSgA Bond Index Fund	30,504,540	4,458,581	6,467,065	32,434	27,870,856	710,279	—
LVIP SSgA Emerging Markets 100 Fund	1,642,026	2,063,666	1,668,661	(259,494)	1,499,151	74,592	—
LVIP SSgA International Index Fund	29,176,807	9,633,072	12,171,456	(89,687)	25,851,008	708,195	—
LVIP SSgA Mid-Cap Index Fund	1,695,181	217,408	336,260	3,144	1,513,216	14,076	13,124
LVIP SSgA S&P 500 Index Fund	50,135,585	6,285,126	14,052,575	3,128,353	41,768,704	809,958	424,002
LVIP SSgA Small-Cap Index Fund	1,740,349	3,877,119	597,078	(29,794)	4,511,171	44,829	147,179
LVIP SSgA Small-Mid Cap 200 Fund	1,711,759	495,306	351,332	(7,504)	1,503,891	40,183	207,790
LVIP T. Rowe Price Growth Stock Fund	1,671,383	231,971	455,057	80,947	1,556,001	—	57,369
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,376,071	556,534	741,724	58,205	3,068,653	4,032	191,555

Total	$160,267,471	$46,311,746	$51,975,006	$3,222,038	$149,086,226	$3,285,157	$1,499,736

LVIP Managed Risk Profile Target Maturity Funds–37

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

	LVIP Managed Risk Profile 2040 Fund
	Value 12/31/14	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$2,326,676	$427,866	$375,390	$6,629	$2,107,739	$—	$172,541
LVIP BlackRock Inflation Protected Bond Fund	1,151,795	2,612,697	453,328	(14,445)	3,185,500	38,547	—
LVIP Clarion Global Real Estate Fund	3,477,275	578,451	653,037	24,695	3,264,404	104,461	—
LVIP Delaware Bond Fund	—	2,230,253	37,738	(304)	2,134,126	49,341	3,939
LVIP Delaware Diversified Floating Rate Fund	—	1,122,714	32,526	(178)	1,067,699	17,232	—
LVIP Delaware Special Opportunities Fund	2,295,239	374,564	412,860	3,315	2,085,884	26,862	153,123
LVIP Global Income Fund	4,598,594	543,337	2,836,680	(44,043)	2,122,355	68,307	19,328
LVIP JPMorgan High Yield Fund	2,298,405	391,639	393,099	(22,521)	2,091,722	111,635	11,036
LVIP MFS International Growth Fund	4,489,359	594,542	892,949	5,483	4,210,756	51,984	—
LVIP MFS Value Fund	2,287,833	299,100	360,705	21,057	2,117,410	44,749	53,958
LVIP Mondrian International Value Fund	4,449,209	732,880	704,681	(27,114)	4,190,014	132,983	—
LVIP PIMCO Low Duration Bond Fund	2,302,519	256,427	422,312	(364)	2,138,181	26,889	6,256
LVIP SSgA Bond Index Fund	13,906,668	1,677,503	3,560,511	35,340	11,762,325	299,444	—
LVIP SSgA Emerging Markets 100 Fund	1,123,099	2,476,522	859,859	(176,533)	2,070,666	102,842	—
LVIP SSgA International Index Fund	18,846,781	4,614,906	6,254,875	357,748	16,795,160	442,844	—
LVIP SSgA Mid-Cap Index Fund	1,159,320	119,432	190,043	1,987	1,045,057	9,710	9,053
LVIP SSgA S&P 500 Index Fund	38,863,291	4,166,804	8,345,329	1,713,721	34,160,892	661,655	334,449
LVIP SSgA Small-Cap Index Fund	1,190,165	2,537,076	1,393,102	(59,812)	2,076,848	20,614	67,328
LVIP SSgA Small-Mid Cap 200 Fund	1,170,584	311,882	200,613	(3,802)	1,038,598	27,718	143,402
LVIP T. Rowe Price Growth Stock Fund	1,143,122	138,118	280,578	53,771	1,074,576	—	39,595
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,308,884	342,147	446,687	52,314	2,119,234	2,781	132,205

Total	$109,388,818	$26,548,860	$29,106,902	$1,926,944	$102,859,146	$2,240,598	$1,146,213

LVIP Managed Risk Profile Target Maturity Funds–38

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

	LVIP Managed Risk Profile 2050 Fund
	Value 12/31/14	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$234,566	$114,162	$40,895	$(1,764)	$272,696	$—	$21,295
LVIP BlackRock Inflation Protected Bond Fund	232,249	415,758	75,683	(2,387)	549,485	6,344	—
LVIP Clarion Global Real Estate Fund	934,786	422,978	183,072	(7,388)	1,125,867	34,639	—
LVIP Delaware Bond Fund	—	291,594	7,335	(31)	276,424	6,560	624
LVIP Delaware Special Opportunities Fund	462,818	212,600	89,449	(3,864)	539,808	6,885	37,819
LVIP Global Income Fund	231,819	71,253	297,205	(3,859)	—	—	—
LVIP JPMorgan High Yield Fund	232,038	728,091	69,314	(2,843)	812,566	41,557	2,724
LVIP MFS International Growth Fund	678,996	284,093	140,045	(5,847)	817,207	9,901	—
LVIP MFS Value Fund	461,306	196,128	81,011	(2,180)	547,835	11,469	13,350
LVIP Mondrian International Value Fund	897,255	415,724	143,581	(10,388)	1,084,313	33,914	—
LVIP PIMCO Low Duration Bond Fund	232,141	93,052	48,091	(158)	276,600	3,439	801
LVIP SSgA Bond Index Fund	934,680	230,145	598,746	4,255	553,294	13,878	—
LVIP SSgA Emerging Markets 100 Fund	453,012	936,471	358,401	(81,193)	804,279	40,994	—
LVIP SSgA International Index Fund	5,591,075	2,323,218	1,403,647	(58,821)	6,247,793	161,892	—
LVIP SSgA Mid-Cap Index Fund	233,752	88,755	39,164	(760)	270,434	2,489	2,318
LVIP SSgA S&P 500 Index Fund	8,758,693	3,231,294	2,439,843	28,069	9,389,774	180,181	87,712
LVIP SSgA Small-Cap Index Fund	236,809	1,341,001	81,181	(5,474)	1,343,764	13,211	41,790
LVIP SSgA Small-Mid Cap 200 Fund	472,049	194,004	320,204	4,166	268,761	7,105	35,383
LVIP T. Rowe Price Growth Stock Fund	230,500	372,084	65,619	(174)	556,013	—	19,656
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	465,550	205,351	95,973	(2,219)	548,327	713	32,746

Total	$21,974,094	$12,167,756	$6,578,459	$(152,860)	$26,285,240	$575,171	$296,218

LVIP Managed Risk Profile Target Maturity Funds–39

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Purchases	$13,297,620	$43,194,674	$48,629,064	$28,021,206	$12,746,821
Sales	18,406,333	50,687,835	54,906,555	30,962,402	6,746,744

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Cost of investments	$31,439,924	$116,424,021	$129,068,215	$85,802,119	$25,906,645

Aggregate unrealized appreciation	$ 7,757,057	$ 33,520,514	$ 36,106,543	$29,821,903	$ 4,176,370
Aggregate unrealized depreciation	(936,571)	(3,701,037)	(6,056,976)	(4,907,562)	(1,110,060)

Net unrealized appreciation	$ 6,820,486	$ 29,819,477	$ 30,049,567	$24,914,341	$ 3,066,310

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Investment Companies	$38,260,410	$146,243,498	$159,117,782	$110,716,460	$28,972,955

Futures Contracts	$ 2,411	$ (37,974)	$ 18,929	$ (31,675)	$ (11,586)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Managed Risk Profile Target Maturity Funds–40

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Year Ended December 31, 2015:
Ordinary income	$722,471	$2,756,965	$2,888,075	$1,945,682	$501,895
Long-term capital gain	2,108,123	5,125,001	9,632,766	7,351,162	22,733

Total	$2,830,594	$7,881,966	$12,520,841	$9,296,844	$524,628

Year Ended December 31, 2014:
Ordinary income	$719,075	$2,763,423	$3,049,430	$2,152,168	$738,381
Long-term capital gain	100,021	300,315	500,218	500,422	2,499,322

Total	$819,096	$3,063,738	$3,549,648	$2,652,590	$3,237,703

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Shares of beneficial interest	$30,985,002	$120,278,083	$132,980,310	$89,941,874	$27,827,107
Undistributed ordinary income	—	—	26,901	17,813	13,919
Undistributed long-term capital gains	1,584,217	3,342,316	3,739,499	2,146,002	218,599
Straddle losses deferred	(1,433,187)	(6,775,305)	(7,285,385)	(6,989,108)	(1,708,754)
Net unrealized appreciation	6,826,384	29,838,498	30,068,697	24,925,052	3,066,310

Net assets	$37,962,416	$146,683,592	$159,530,022	$110,041,633	$29,417,181

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, pass-through consent dividends from Underlying Funds and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the Underlying Funds, gain (loss) on foreign currency transactions and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Funds recorded the following reclassifications:

	LVIP Managed Risk Profile 2010 Fund	LVIP Managed Risk Profile 2020 Fund	LVIP Managed Risk Profile 2030 Fund	LVIP Managed Risk Profile 2040 Fund	LVIP Managed Risk Profile 2050 Fund
Undistributed net investment income	$22,820	$87,496	$68,638	$42,314	$(14,420)
Accumulated net realized loss	(22,820)	(87,496)	(68,638)	(42,314)	14,420

LVIP Managed Risk Profile Target Maturity Funds–41

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP Managed Risk Profile 2010 Fund		LVIP Managed Risk Profile 2020 Fund		LVIP Managed Risk Profile 2030 Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	555,388	922,179	2,020,861	3,058,378	2,064,039	2,873,326
Service Class	91,823	119,657	214,538	239,390	258,335	386,787
Shares issued upon reinvestment of dividends and distributions:
Standard Class	207,034	55,418	589,855	213,433	973,741	254,130
Service Class	39,759	10,141	106,757	38,351	161,670	35,872

	894,004	1,107,395	2,932,011	3,549,552	3,457,785	3,550,115

Shares redeemed:
Standard Class	(926,439)	(2,082,424)	(2,509,355)	(8,526,832)	(2,625,441)	(9,081,719)
Service Class	(191,322)	(225,824)	(487,275)	(420,246)	(235,956)	(393,031)

	(1,117,761)	(2,308,248)	(2,996,630)	(8,947,078)	(2,861,397)	(9,474,750)

Net increase (decrease)	(223,757)	(1,200,853)	(64,619)	(5,397,526)	596,388	(5,924,635)

	LVIP Managed Risk Profile 2040 Fund		LVIP Managed Risk Profile 2050 Fund
	Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	1,168,196	1,857,893	840,708	974,337
Service Class	308,503	342,194	243,741	151,216
Shares issued upon reinvestment of dividends and distributions:
Standard Class	718,448	187,446	47,520	285,100
Service Class	173,079	38,711	8,280	40,128

	2,368,226	2,426,244	1,140,249	1,450,781

Shares redeemed:
Standard Class	(1,544,893)	(6,652,469)	(361,011)	(2,548,379)
Service Class	(231,345)	(121,742)	(26,285)	(204,620)

	(1,776,238)	(6,774,211)	(387,296)	(2,752,999)

Net increase (decrease)	591,988	(4,347,967)	752,953	(1,302,218)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Managed Risk Profile Target Maturity Funds–42

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2010 Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized appreciation on futures contracts	$ 7,280	Net unrealized appreciation on futures contracts	$(12,696)
Currency contracts (Future contracts)	Net unrealized appreciation on futures contracts	8,578	Net unrealized appreciation on futures contracts	(751)
Total		$15,858		$(13,447)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(306,709)	$7,442
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	53,561	2,810

Total		$(253,148)	$10,252

LVIP Managed Risk Profile 2020 Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$19,021	Net unrealized depreciation on futures contracts	$(128,943)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	80,771	Net unrealized depreciation on futures contracts	(8,823)
Total		$99,792		$(137,766)

LVIP Managed Risk Profile 2020 Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,822,836)	$21,551
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	262,214	48,287

Total		$(1,560,622)	$69,838

LVIP Managed Risk Profile Target Maturity Funds–43

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2030 Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized appreciation on futures contracts	$48,226	Net unrealized appreciation on futures contracts	$(116,554)
Currency contracts (Futures contracts)	Net unrealized appreciation on futures contracts	96,297	Net unrealized appreciation on futures contracts	(9,040)

Total		$144,523		$(125,594)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,492,418)	$26,245
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	329,218	69,236

Total		$(2,163,200)	$95,481

LVIP Managed Risk Profile 2040 Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$ 10,864	Net unrealized depreciation on futures contracts	$(125,035)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	91,479	Net unrealized depreciation on futures contracts	(8,983)
Total		$102,343		$(134,018)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,293,125)	$(47,737)
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	278,773	65,568

Total		$(2,014,352)	$17,831

LVIP Managed Risk Profile Target Maturity Funds–44

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

LVIP Managed Risk Profile 2050 Fund

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$ —	Net unrealized depreciation on futures contracts	$(51,418)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	39,832	Net unrealized depreciation on futures contracts	—
Total		$39,832		$(51,418)

LVIP Managed Risk Profile 2050 Fund

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(707,379)	$(33,699)
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	207,149	28,172

Total		$(500,230)	$(5,527)

Average Volume of Derivatives-The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume Future Contracts (Average Notional Value)	Liability Derivative Volume Future Contracts (Average Notional Value)
LVIP Managed Risk Profile 2010 Fund	$—	$2,133,089
LVIP Managed Risk Profile 2020 Fund	—	15,713,024
LVIP Managed Risk Profile 2030 Fund	74,339	16,646,620
LVIP Managed Risk Profile 2040 Fund	—	13,595,706
LVIP Managed Risk Profile 2050 Fund	—	4,985,266

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP Managed Risk Profile Target Maturity Funds–45

LVIP Managed Risk Profile Target Maturity Funds

Notes to Financial Statements (continued)

10. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that effective May 1, 2016, the Funds will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. Milliman Financial Risk Management LLC will be added as an additional sub-adviser to the Funds.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP Managed Risk Profile Target Maturity Funds–46

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Managed Risk Profile Target Maturity Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (five of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund and LVIP Managed Risk Profile 2050 Fund (five of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Managed Risk Profile Target Maturity Funds–47

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Total Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP Managed Risk Profile 2010 Fund	74.48%	25.52%	100.00%
LVIP Managed Risk Profile 2020 Fund	65.02%	34.98%	100.00%
LVIP Managed Risk Profile 2030 Fund	76.93%	23.07%	100.00%
LVIP Managed Risk Profile 2040 Fund	79.07%	20.93%	100.00%
LVIP Managed Risk Profile 2050 Fund	4.33%	95.67%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement.

The Board considered that the Managed Risk Funds are managed with an actively-managed risk-management strategy using up to 20% of net assets and that at least 80% of each Fund’s net assets are invested in underlying funds. The Board considered that the risk-managed strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) and buying (long) positions in exchange-traded futures contracts. The Board considered that the Funds’ investment in exchange-traded futures and the resulting costs limits the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three and five year periods, as applicable, ended March 31, 2015. The Board also received return information comparing the Funds’ performance to the quarterly average total return of funds in a Morningstar category.

The Board considered that LIAC had become responsible for each Fund’s investment decision-making on May 1, 2011 and that prior to May 1, 2011, LIAC had provided oversight of a sub-adviser which had been directly responsible for making investment decisions and that performance

LVIP Managed Risk Profile Target Maturity Funds–48

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

for periods prior to May 1, 2011 was primarily the former sub-adviser’s performance. The Board considered that since June 2011 the Funds have been employing a strategy that has both a volatility management component and a capital protection component and that during periods of rising equity markets the Funds would be expected to underperform peer funds that were not risk managed similarly to the Funds. The Board also considered that the performance peer groups contained a limited number of funds.

The Board reviewed the LVIP Managed Risk Profile 2010 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2000-2010 Conservative funds category and a custom index (2010 Blended Risk Control Composite). The Board noted that the Fund’s total return was above the median return of the performance peer group and above the benchmark index for the one, three and five year periods. The Board reviewed the Fund’s standard deviation for the one year and three year periods. The Board noted that the Fund’s standard deviation for the one year period was the same as the median standard deviation of the performance peer group and above the standard deviation of the benchmark index and for the three year period was higher than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP Managed Risk Profile 2020 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2016-2020 Conservative funds category and a custom index (2020 Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period, above the median return of the performance peer group and above the return of the benchmark index for the three year period and the same as the median return of the performance peer group and above the return of the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index and for the three year period was higher than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2030 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2026-2030 Conservative funds category and a custom index (2030 Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period, above the median return of the performance peer group and above the benchmark index for the three year period and the same as the median return of the performance peer group and above the return of the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index and for the three year period was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2040 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2036-2040 Conservative funds category and a custom index (2040 Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one and five year periods and the same as the median return of the performance peer group and below the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one year period was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index and for the three year period was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP Managed Risk Profile 2050 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Target Date 2050+ Moderate funds category and a custom index (2050 Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar performance peer group and above the benchmark index for the one year period and the same as the median return of the performance peer group and below the benchmark index for the three year period. The Board reviewed the Fund’s standard deviation for the one and three year periods. The Board noted that the Fund’s standard deviation for the one year period was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index and for the three year period was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category for each Fund. The Board noted that the investment management fees for each Fund were higher than the median investment management fee of the respective Morningstar expense peer group. The Board considered that each Fund’s net expense ratio giving effect to the expense limitation plus AFFE was below the median expense ratio of the respective Morningstar expense peer group, including AFFE, for each Fund except for the LVIP Managed Risk Profile 2010

LVIP Managed Risk Profile Target Maturity Funds–49

LVIP Managed Risk Profile Target Maturity Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

Fund and LVIP Managed Risk Profile 2020 Fund, where the net expense ratio plus AFFE was above the median expense ratio of the respective Morningstar expense peer group, including AFFE. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered LVIP Managed Risk Profile 2010 Fund’s and LVIP Managed Risk Profile 2050 Fund’s asset levels and that LIAC had implemented an expense limitation for each Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP Managed Risk Profile Target Maturity Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Managed Risk Profile Target Maturity Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Managed Risk Profile Target Maturity Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Managed Risk Profile Target Maturity Funds–53

LVIP MFS International Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP MFS International Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 1.29% (Standard Class shares with distributions reinvested) for the year ended December 31, 2015, while its benchmark, the MSCI EAFE® NR Index* returned (0.81%).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to performance

Stock selection in the financial services sector contributed to performance relative to the MSCI EAFE® NR Index. Within this sector, an overweight position in investment management and banking firm UBS (Switzerland), and the Fund’s avoidance of weak-performing financial services firm Banco Santander (Spain), aided relative results.

Strong security selection in the basic materials sector also helped relative returns. Here, not owning shares of mining giant BHP Billiton (Australia and United Kingdom) and commodity trading and mining company Glencore (United Kingdom) helped relative performance.

The combination of stock selection and an underweight position in the energy sector boosted relative results. Here, not owning shares of poor-performing global energy and petrochemicals company Royal Dutch Shell (United Kingdom) helped relative returns.

Strong stock selection in the special products & services sector further benefited relative performance. Holdings of management consulting firm Accenture aided relative returns.

Other top relative contributors during the period included the Fund’s overweight positions in system services provider OBIC (Japan) and software solutions and consulting services provider Dassault Systems (France), and the Fund’s holdings of international betting and gaming company Paddy Power (Ireland) and food and drug store operator Sundrug (Japan).

Detractors from performance

Weak stock selection in the transportation sector detracted from relative performance. Here, the Fund’s holdings of railroad company Canadian National Railway (Canada) hurt relative returns.

Stock selection in the industrial goods & services sector also weighed on relative results. Within this sector, overweight positions in engineering equipment and services provider Weir Group (United Kingdom), defense aerospace company Rolls-Royce (United Kingdom) and electrical distribution equipment manufacturer Schneider Electric (France) hampered relative performance.

Other top relative detractors during the period included overweight positions in luxury goods retailer Burberry (United Kingdom), industrial gas supplier Linde (Germany) and telecommunications equipment provider Ericsson (Sweden). Additionally, the Fund’s holdings of integrated circuits manufacturer MediaTek (Taiwan), food producer Want Want China Holdings (China) and financial services company Credicorp (Peru) also weighed on relative performance.

David A. Antonelli

Kevin M. Dwan

Matthew Barrett

MFS Investment Management

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,785. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $13,479. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares
One Year	+ 1.29%
Five Years	+ 3.29%
Ten Years	+ 3.26%
Service Class Shares
One Year	+ 1.05%
Five Years	+ 3.03%
Inception (4/30/07)	+ 0.47%

*

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

Commencing October 1, 2010, Massachusetts Financial Services Company (MFS) replaced Marsico Capital Management, LLC as the Fund’s sub-adviser.

LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$952.50	0.77%	$3.79
Service Class Shares	1,000.00	951.30	1.02%	5.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.32	0.77%	$3.92
Service Class Shares	1,000.00	1,020.06	1.02%	5.19

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations
and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets

Common Stock	99.04%
Australia	1.20%
Brazil	0.32%
Canada	3.80%
China	0.95%
Denmark	2.92%
France	15.51%
Germany	9.64%
Hong Kong	3.29%
India	1.17%
Ireland	4.29%
Israel	1.46%
Italy	0.96%
Japan	8.17%
Mexico	0.52%
Netherlands	1.25%
Peru	0.30%
Republic of Korea	0.74%
Russia	0.22%
Singapore	1.03%
Spain	1.01%
Sweden	1.85%
Switzerland	15.60%
Taiwan	1.99%
United Kingdom	19.00%
United States	1.85%
Money Market Fund	0.63%
Total Value of Securities	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Aerospace & Defense	0.85%
Automobiles	0.31%
Banks	4.99%
Beverages	5.62%
Building Products	0.51%
Capital Markets	3.67%
Chemicals	7.41%
Commercial Services & Supplies	0.87%
Communications Equipment	1.41%
Consumer Finance	0.59%
Electrical Equipment	2.85%
Food & Staples Retailing	2.11%
Food Products	7.35%
Health Care Equipment & Supplies	3.41%
Health Care Providers & Services	1.30%
Hotels, Restaurants & Leisure	5.11%
Household Products	2.64%
Insurance	3.06%
Internet Software & Services	0.22%
IT Services	5.23%
Life Sciences Tools & Services	2.29%
Machinery	2.06%
Media	2.10%
Oil, Gas & Consumable Fuels	2.40%
Personal Products	1.92%
Pharmaceuticals	11.19%
Professional Services	1.81%
Road & Rail	2.41%
Semiconductors & Semiconductor Equipment	1.99%
Software	3.90%
Textiles, Apparel & Luxury Goods	4.13%
Tobacco	1.05%
Trading Companies & Distributors	1.33%
Wireless Telecommunication Services	0.95%
Total	99.04%

LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund

Security Type/Country and Sector Allocations
and Top 10 Equity Holdings (continued)

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Roche Holding	4.02%
Nestle	3.78%
Danone	3.20%
AIA Group	3.06%
Accenture Class A	3.04%
UBS Group	2.99%
Novartis	2.87%
Compass Group	2.46%
Pernod Ricard	2.42%
Canadian National Railway	2.41%
Total	30.25%

IT–Information Technology

LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund

Statement of Net Assets

December 31, 2015

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK–99.04%
Australia–1.20%
Brambles	1,354,535	$11,346,432
Oil Search	862,559	4,199,245

		15,545,677

Brazil–0.32%
Ambev ADR	889,005	3,964,962
M Dias Branco	9,495	159,417

		4,124,379

Canada–3.80%
Canadian National Railway	559,636	31,272,460
Loblaw	217,243	10,256,626
Suncor Energy	304,559	7,860,723

		49,389,809

☐China–0.95%
Guangzhou Automobile Group	4,499,600	3,997,590
Hengan International Group	391,500	3,675,407
Want Want China Holdings	6,218,000	4,614,858

		12,287,855

Denmark–2.92%
Carlsberg Class B	178,663	15,826,443
Chr Hansen Holding	96,570	6,039,876
Novo Nordisk Class B	278,272	16,109,808

		37,976,127

France–15.51%
Air Liquide	129,284	14,513,611
Danone	615,469	41,587,477
Dassault Systemes	184,330	14,732,978
Essilor International	94,262	11,747,896
Kering	65,290	11,162,443
Legrand	111,932	6,331,173
L’Oreal	126,128	21,214,366
LVMH Moet Hennessy Louis Vuitton	194,761	30,589,752
Pernod Ricard	275,060	31,367,621
Schneider Electric	320,265	18,191,481

		201,438,798

Germany–9.64%
Bayer	228,983	28,596,460
Brenntag	331,973	17,297,575
Fresenius Medical Care	201,008	16,890,845
GEA Group	104,828	4,234,946
Linde	134,340	19,405,658
†QIAGEN	211,492	5,732,056
SAP	213,319	16,926,764
Symrise	242,049	16,022,530

		125,106,834

■Hong Kong–3.29%
AIA Group	6,657,200	39,776,811

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Dairy Farm International Holdings	481,200	$2,919,500

		42,696,311

India–1.17%
HDFC Bank ADR	245,872	15,145,715

		15,145,715

Ireland–4.29%
Accenture Class A	377,786	39,478,637
Paddy Power	120,911	16,175,166

		55,653,803

Israel–1.46%
NICE-Systems ADR	330,017	18,916,574

		18,916,574

Italy–0.96%
Prysmian	572,519	12,508,467

		12,508,467

Japan–8.17%
AEON Financial Service	339,700	7,588,149
Inpex	1,136,400	11,078,203
Japan Tobacco	372,100	13,660,626
Nippon Paint Holdings	203,500	4,924,910
Obic	289,900	15,345,114
SoftBank Group	242,900	12,258,751
Sundrug	221,700	14,253,999
Terumo	426,200	13,208,849
TOTO	187,000	6,569,416
Unicharm	351,700	7,182,004

		106,070,021

Mexico–0.52%
Grupo Financiero Banorte Class O	1,232,480	6,779,648

		6,779,648

Netherlands–1.25%
Akzo Nobel	243,891	16,295,721

		16,295,721

Peru–0.30%
Credicorp	40,509	3,942,336

		3,942,336

Republic of Korea–0.74%
LG Chem	24,807	6,834,864
NAVER	5,031	2,799,777

		9,634,641

Russia–0.22%
Sberbank of Russia ADR	485,984	2,850,976

		2,850,976

LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
Singapore–1.03%
DBS Group Holdings	1,145,700	$13,427,509

		13,427,509

Spain–1.01%
Amadeus IT Holding	296,609	13,072,337

		13,072,337

Sweden–1.85%
Atlas Copco Class A	231,929	5,686,363
Telefonaktiebolaget LM Ericsson
Class B	1,903,192	18,343,932

		24,030,295

Switzerland–15.60%
†Julius Baer Group	182,360	8,822,060
Nestle	661,117	49,078,188
Novartis	432,957	37,242,648
Roche Holding	188,101	52,124,370
Schindler Holding	52,011	8,701,385
Sonova Holding	60,278	7,658,531
UBS Group	2,003,443	38,865,736

		202,492,918

Taiwan–1.99%
MediaTek	754,000	5,690,924
Taiwan Semiconductor Manufacturing
ADR	883,943	20,109,703

		25,800,627

United Kingdom–19.00%
BG Group	556,810	8,071,702
Burberry Group	677,335	11,917,453
Compass Group	1,845,745	31,984,565
Croda International	271,203	12,151,644
Diageo	796,784	21,759,123
Experian	512,355	9,055,879
HSBC Holdings	2,868,934	22,648,751
Intertek Group	353,950	14,479,369
Reckitt Benckiser Group	293,319	27,140,654
†Rolls-Royce Holdings	1,298,583	10,999,918
Shire	162,995	11,183,043
Smith & Nephew	655,821	11,688,485
Weir Group	555,402	8,158,464
Whitbread	279,650	18,126,554
WPP	1,185,761	27,275,538

		246,641,142

	Number of	Value
	Shares	(U.S. $)

ΔCOMMON STOCK (continued)
United States–1.85%
†Mettler-Toledo International	70,919	$24,050,760

		24,050,760

Total Common Stock (Cost $1,226,304,816)		1,285,879,280

MONEY MARKET FUND–0.63%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	8,150,055	8,150,055

Total Money Market Fund (Cost $8,150,055)		8,150,055

LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.67% (Cost $1,234,454,871)	$1,294,029,335
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	4,316,308

NET ASSETS APPLICABLE TO 94,753,275 SHARES OUTSTANDING–100.00%	$1,298,345,643

NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($1,140,786,360 / 83,268,434 Shares)	$13.700

NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($157,559,283 / 11,484,841 Shares)	$13.719

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,299,906,693
Undistributed net investment income	135,981
Accumulated net realized loss on investments	(61,113,275)
Net unrealized appreciation of investments and derivatives	59,416,244

Total net assets	$1,298,345,643

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $171,042 payable for fund shares redeemed and $828,768 due to managers and affiliates as of December 31, 2015.

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following foreign currency exchange contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to					Appreciation
Counterparty	Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BNP	JPY	(17,320,091)	USD	143,821	1/5/16	$(288)
CSFB	JPY	(11,629,733)	USD	96,631	1/4/16	(130)
GS	HKD	(13,877)	USD	1,790	1/5/16	0
MSC	JPY	(8,211,422)	USD	68,106	1/6/16	(217)

						$(635)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

BNP–Banque Paribas

CSFB–Credit Suisse First Boston

GS–Goldman Sachs

HKD–Hong Kong Dollar

JPY–Japanese Yen

MSC–Morgan Stanley Capital

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$23,411,744
Interest	7,852
Foreign tax withheld	(1,928,066)

21,491,530

EXPENSES:
Management fees	9,239,579
Distribution fees-Service Class	405,825
Accounting and administration expenses	264,636
Custodian fees	165,677
Professional fees	79,748
Reports and statements to shareholders	64,863
Trustees’ fees and expenses	23,842
Pricing fees	18,254
Consulting fees	2,375
Other	9,437

10,274,236
Less management fees waived	(1,130,655)

Total operating expenses	9,143,581

NET INVESTMENT INCOME	12,347,949

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	941,911
Foreign currencies	(1,005,022)
Foreign currency exchange contracts	481,677

Net realized gain	418,566

Net change in unrealized appreciation (depreciation) of:
Investments	2,273,124
Foreign currencies	(33,478)
Foreign currency exchange contracts	(2,294)

Net change in unrealized appreciation (depreciation)	2,237,352

NET REALIZED AND UNREALIZED GAIN	2,655,918

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,003,867

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,347,949	$13,650,621
Net realized gain (loss)	418,566	(4,997,482)
Net change in unrealized appreciation (depreciation)	2,237,352	(56,329,009)

Net increase (decrease) in net assets resulting from operations	15,003,867	(47,675,870)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(13,943,431)	(8,564,391)
Service Class	(1,526,298)	(1,302,311)

	(15,469,729)	(9,866,702)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	442,805,120	256,146,834
Service Class	25,685,920	28,769,190
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	13,943,431	8,564,391
Service Class	1,526,298	1,302,311

	483,960,769	294,782,726

Cost of shares redeemed:
Standard Class	(108,191,869)	(32,377,321)
Service Class	(27,862,419)	(22,160,493)

	(136,054,288)	(54,537,814)

Increase in net assets derived from capital share transactions	347,906,481	240,244,912

NET INCREASE IN NET ASSETS	347,440,619	182,702,340
NET ASSETS:
Beginning of year	950,905,024	768,202,684

End of year	$1,298,345,643	$950,905,024

Undistributed net investment income	$135,981	$3,781,106

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.694	$14.580	$12.935	$10.913	$12.500

Income (loss) from investment operations:
Net investment income[1]	0.162	0.233	0.133	0.155	0.157
Net realized and unrealized gain (loss)	0.013	(0.968)	1.625	1.960	(1.392)

Total from investment operations	0.175	(0.735)	1.758	2.115	(1.235)

Less dividends and distributions from:
Net investment income	(0.169)	(0.151)	(0.113)	(0.093)	(0.352)

Total dividends and distributions	(0.169)	(0.151)	(0.113)	(0.093)	(0.352)

Net asset value, end of period	$13.700	$13.694	$14.580	$12.935	$10.913

Total return[2]	1.29%	(5.05% )	13.61%	19.40%	(9.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,140,787	$793,036	$608,707	$163,120	$70,248
Ratio of expenses to average net assets	0.78%	0.79%	0.86%	1.01%	1.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.89%	0.95%	1.06%	1.05%
Ratio of net investment income to average net assets	1.14%	1.62%	0.96%	1.29%	1.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.04%	1.52%	0.87%	1.24%	1.22%
Portfolio turnover	27%	22%	29%	36%	69%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.711	$14.597	$12.952	$10.928	$12.516

Income (loss) from investment operations:
Net investment income[1]	0.127	0.197	0.097	0.125	0.123
Net realized and unrealized gain (loss)	0.015	(0.968)	1.626	1.962	(1.389)

Total from investment operations	0.142	(0.771)	1.723	2.087	(1.266)

Less dividends and distributions from:
Net investment income	(0.134)	(0.115)	(0.078)	(0.063)	(0.322)

Total dividends and distributions	(0.134)	(0.115)	(0.078)	(0.063)	(0.322)

Net asset value, end of period	$13.719	$13.711	$14.597	$12.952	$10.928

Total return[2]	1.05%	(5.29% )	13.32%	19.11%	(10.10% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$157,559	$157,869	$159,496	$137,989	$117,407
Ratio of expenses to average net assets	1.03%	1.04%	1.11%	1.26%	1.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.13%	1.14%	1.20%	1.31%	1.30%
Ratio of net investment income to average net assets	0.89%	1.37%	0.71%	1.04%	1.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.79%	1.27%	0.62%	0.99%	0.97%
Portfolio turnover	27%	22%	29%	36%	69%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (“the Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commissions rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of average daily net assets of the Fund, and 0.95% of the next $50 million; 0.90% on the next $50 million; 0.85% on the next $100 million; and 0.80% of average daily net assets of the Fund in excess of $250 million. LIAC has contractually agreed to waive a portion of its advisory fee. Effective, October 1, 2015, the waiver amount is 0.11% on the first $400 million of average daily net assets of the Fund and 0.10% of average daily net assets in excess of $400 million. This agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to October 1, 2015, the waiver amount was 0.10% of the Fund’s average daily net assets.

Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$46,998
Legal	13,090

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $46,541 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to a distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$795,159
Distribution fees payable to LFD	33,609

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $4,021,066 and securities sales of $3,803,211.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$637,405,965
Sales	294,217,644

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,243,879,612

Aggregate unrealized appreciation	$192,877,102
Aggregate unrealized depreciation	(142,727,379)

Net unrealized appreciation	$50,149,723

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
Australia	$—	$15,545,677	$15,545,677
Brazil	4,124,379	—	4,124,379
Canada	49,389,809	—	49,389,809
China	—	12,287,855	12,287,855
Denmark	—	37,976,127	37,976,127
France	—	201,438,798	201,438,798
Germany	—	125,106,834	125,106,834
Hong Kong	—	42,696,311	42,696,311
India	15,145,715	—	15,145,715
Ireland	39,478,637	16,175,166	55,653,803
Israel	18,916,574	—	18,916,574
Italy	—	12,508,467	12,508,467
Japan	—	106,070,021	106,070,021
Mexico	6,779,648	—	6,779,648
Netherlands	—	16,295,721	16,295,721
Peru	3,942,336	—	3,942,336
Republic of Korea	—	9,634,641	9,634,641
Russia	—	2,850,976	2,850,976
Singapore	—	13,427,509	13,427,509
Spain	—	13,072,337	13,072,337
Sweden	—	24,030,295	24,030,295
Switzerland	—	202,492,918	202,492,918
Taiwan	20,109,703	5,690,924	25,800,627
United Kingdom	—	246,641,142	246,641,142
United States	24,050,760	—	24,050,760
Money Market Fund	8,150,055	—	8,150,055

Total	$190,087,616	$1,103,941,719	$1,294,029,335

Foreign Currency Exchange Contracts	$—	$(635)	$(635)

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2015, the majority of the Fund’s common stock was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$15,469,729	$9,866,702

LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,299,906,693
Undistributed ordinary income	491,109
Capital loss carryforwards	(52,044,297)
Net unrealized appreciation	49,992,138

Net assets	$1,298,345,643

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market on foreign currency contracts and tax treatment of unrealized gain on passive foreign investments companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications.

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(523,345)	$523,345

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In		Post-Enactment Losses (No Expiration)*
2016	2017	Short-Term	Long-Term	Total
$17,856,965	$24,423,915	$3,701,776	$6,061,641	$52,044,297

At December 31, 2015, $2,821,681 post enactment capital losses were utilized.

*Capital loss carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	31,919,095	17,780,172
Service Class	1,801,264	2,014,907
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,025,357	621,759
Service Class	112,430	94,354

	34,858,146	20,511,192

Shares redeemed:
Standard Class	(7,587,428)	(2,241,048)
Service Class	(1,942,533)	(1,522,498)

	(9,529,961)	(3,763,546)

Net increase	25,328,185	16,747,646

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP MFS International Growth Fund–16

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$635

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$481,677	$(2,294)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$2,487,538	$1,238,461

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund

Notes to Financial Statements (continued)

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth Fund

We have audited the accompanying statement of net assets of the LVIP MFS International Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP MFS International Growth Fund–19

LVIP MFS International Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP MFS International Growth Fund–20

LVIP MFS International Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. The Board noted that the investment management fees, without giving effect to the advisory fee waiver, were above the median investment management fee of the Morningstar peer group and were below the median of the peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE® NR Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and five year periods, below the median return of the Morningstar peer group and the benchmark index for the three year period and the same as the median return of the Morningstar peer group and above the benchmark index for the ten year period. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted that the subadvisory fee was lower or within range of fees charged to comparable registered funds subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund, noting that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS International Growth Fund–24

LVIP MFS International Growth Managed Volatility Fund (formerly LVIP MFS International Growth RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP MFS International Growth

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned 0.13% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI EAFE® NR Index1 returned (0.81%) during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index lost (0.81%) and the MSCI Emerging Markets NR Index4 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield5, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 posted total returns of 0.55% during the year.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk strategy was successful in reducing the overall volatility of the Fund. During the 4th quarter when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund 2015 Annual Commentary (“Underlying Fund”)

Stock selection in the financial services sector contributed to performance relative to the MSCI EAFE® NR Index. Within this sector, an overweight position in investment management and banking firm UBS AG (Switzerland), and the Fund’s avoidance of weak-performing financial services firm Banco Santander (Spain), aided relative results.

Strong security selection in the basic materials sector also helped relative returns. Here, not owning shares of mining giant BHP Billiton (Australia) and commodity trading and mining company Glencore (United Kingdom) helped relative performance.

The combination of stock selection and an underweight position in the energy sector boosted relative results. Here, not owning shares of poor-performing global energy and petrochemicals company Royal Dutch Shell (United Kingdom) helped relative returns.

Strong stock selection in the special products & services sector further benefited relative performance. Holdings of management consulting firm Accenture aided relative returns.

Other top relative contributors during the period included the Fund’s overweight positions in system services provider OBIC (Japan) and software solutions and consulting services provider Dassault Systems, and the Fund’s holdings of international betting and gaming company Paddy Power (Ireland) and food and drug store operator Sundrug (Japan).

LVIP MFS International Growth Managed Volatility Fund–1

LVIP MFS International Growth Managed Volatility Fund

2015 Annual Report Commentary (continued)

Weak stock selection in the transportation sector detracted from relative performance. Here, the Fund’s holdings of railroad company Canadian National Railway (Canada) hurt relative returns.

Stock selection in the industrial goods & services sector also weighed on relative results. Within this sector, overweight positions in engineering equipment and services provider Weir Group (United Kingdom), defense aerospace company Rolls-Royce (United Kingdom) and electrical distribution equipment manufacturer Schneider Electric (France) hampered relative performance.

Other top relative detractors during the period included overweight positions in luxury goods retailer Burberry (United Kingdom), industrial gas supplier Linde (Germany) and telecommunications equipment provider Ericsson (Sweden). Additionally, the Fund’s holdings of integrated circuits manufacturer Mediatek (Taiwan), food producer Want Want China (China) and financial services company Credicorp (Peru) also weighed on relative performance.

Growth of $10,000 invested 5/1/13 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,542 for the Standard Class shares and to $9,479 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $10,470. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares
One Year	+ 0.13%
Inception (5/1/13)	– 1.74%
Service Class Shares
One Year	– 0.13%
Inception (5/1/13)	– 1.98%
[1].

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg UBS Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

[4].

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[5].	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

6.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP MFS International Growth Managed Volatility Fund–2

LVIP MFS International Growth Managed Volatility Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$946.40	0.20%	$0.98
Service Class Shares	1,000.00	945.30	0.45%	2.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Growth Managed Volatility Fund–3

LVIP MFS International Growth Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Company	92.82%
International Equity Fund	92.82%
Unaffiliated Investment Company	6.72%
Money Market Fund	6.72%
Total Value of Securities	99.54%
Receivables and Other Assets Net of Liabilities	0.46%
Total Net Assets	100.00%

LVIP MFS International Growth Managed Volatility Fund–4

LVIP MFS International Growth Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of	Value
	Shares	(U.S. $)

AFFILIATED INVESTMENT COMPANY–92.82%
International Equity Fund–92.82%
*Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	12,324,899	$168,851,121

Total Affiliated Investment Company (Cost $175,866,138)		168,851,121

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANY–6.72%
Money Market Fund–6.72%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	12,229,815	$12,229,815

Total Unaffiliated Investment Company (Cost $12,229,815)		12,229,815

TOTAL VALUE OF SECURITIES–99.54% (Cost $188,095,953)	181,080,936
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.46%	834,214

NET ASSETS APPLICABLE TO 19,530,042 SHARES OUTSTANDING–100.00%	$181,915,150

*	Standard Class shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
31	British Pound Currency	$2,885,212	$2,854,713	3/15/16	$(30,499)
35	Euro Currency	4,761,043	4,762,625	3/15/16	1,582
134	Euro STOXX 50 Index	4,748,069	4,779,176	3/21/16	31,107
31	FTSE 100 Index	2,772,407	2,832,595	3/21/16	60,188
33	Japanese Yen Currency	3,406,499	3,437,156	3/15/16	30,657
16	Nikkei 225 Index (OSE)	2,505,238	2,533,112	3/11/16	27,874

					$120,909

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

OSE–Osaka Securities Exchange

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Managed Volatility Fund–5

LVIP MFS International Growth Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment company, at value	$168,851,121
Investments in unaffiliated investment company, at value	12,229,815
Cash collateral held at broker for futures contracts	2,866,509
Net unrealized appreciation on futures contracts	120,909
Receivable for fund shares sold	102,169
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	15,082
Dividends receivable from investment companies	102

TOTAL ASSETS	184,185,707

LIABILITIES:
Foreign currencies due to broker for futures contracts	2,042,631
Payable for investment companies shares purchased	119,637
Due to manager and affiliates	68,294
Accrued expenses payable	23,335
Payable for fund shares redeemed	16,660

TOTAL LIABILITIES	2,270,557

TOTAL NET ASSETS	$181,915,150

Investments in affiliated investment company, at cost	$175,866,138
Investments in unaffiliated investment company, at cost	12,229,815

Standard Class:
Net Assets	$9,481
Shares Outstanding	1,018
Net Asset Value Per Share	$9.313

Service Class:
Net Assets	$181,905,669
Shares Outstanding	19,529,024
Net Asset Value Per Share	$9.315

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$193,135,733
Undistributed net investment income	18,614
Accumulated net realized loss on investments	(4,345,089)
Net unrealized depreciation of investments and derivatives	(6,894,108)

TOTAL NET ASSETS	$181,915,150

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Managed Volatility Fund–6

LVIP MFS International Growth Managed

Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment company	$1,992,447
Dividends from unaffiliated investment company	829

1,993,276

EXPENSES:
Management fees	1,220,926
Distribution fees-Service Class	359,071
Accounting and administration expenses	88,709
Professional fees	19,657
Reports and statements to shareholders	14,700
Consulting fees	3,622
Trustees’ fees and expenses	2,644
Custodian fees	2,380
Pricing fees	269
Other	557

1,712,535
Less management fees waived	(933,649)
Less expenses reimbursed	(132,538)

Total operating expenses	646,348

NET INVESTMENT INCOME	1,346,928

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Sale of investments in affiliated investment company	(494,863)
Foreign currencies	(39,978)
Futures contracts	(1,645,249)

Net realized loss	(2,180,090)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment company	(3,552,755)
Futures contracts	196,649

Net change in unrealized appreciation (depreciation)	(3,356,106)

NET REALIZED AND UNREALIZED LOSS	(5,536,196)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,189,268)

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Managed

Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,346,928	$616,735
Net realized loss	(2,180,090)	(1,932,903)
Net change in unrealized appreciation (depreciation)	(3,356,106)	(4,870,069)

Net decrease in net assets resulting from operations	(4,189,268)	(6,186,237)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(91)	(80)
Service Class	(1,269,868)	(550,545)

	(1,269,959)	(550,625)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	107,716,996	72,442,710
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	91	80
Service Class	1,269,868	550,545

	108,986,955	72,993,335

Cost of shares redeemed:
Standard Class	—	(498,527)
Service Class	(16,129,276)	(13,689,641)

	(16,129,276)	(14,188,168)

Increase in net assets derived from capital share transactions	92,857,679	58,805,167

NET INCREASE IN NET ASSETS	87,398,452	52,068,305
NET ASSETS:
Beginning of year	94,516,698	42,448,393

End of year	$181,915,150	$94,516,698

Undistributed (distributions in excess of) net investment income	$18,614	$(18,377)

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Managed Volatility Fund–7

LVIP MFS International Growth Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Managed Volatility Fund Standard Class
			5/1/13[1]
	Year Ended		to
	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$9.389	$10.195	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.116	0.111	0.132
Net realized and unrealized gain (loss)	(0.102)	(0.837)	0.128

Total from investment operations	0.014	(0.726)	0.260

Less dividends and distributions from:
Net investment income	(0.090)	(0.080)	(0.063)
Return of capital	—	—	(0.002)

Total dividends and distributions	(0.090)	(0.080)	(0.065)

Net asset value, end of period	$9.313	$9.389	$10.195

Total return[3]	0.13%	(7.12% )	2.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$10	$513
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed [4]	0.94%	0.97%	1.32%
Ratio of net investment income to average net assets	1.19%	1.10%	1.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.33%	0.87%
Portfolio turnover	5%	10%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Managed Volatility Fund–8

LVIP MFS International Growth Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS International Growth Managed Volatility Fund Service Class
			5/1/13[1]
	Year Ended		to
	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$9.391	$10.195	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.091	0.084	0.116
Net realized and unrealized gain (loss)	(0.101)	(0.833)	0.127

Total from investment operations	(0.010)	(0.749)	0.243

Less dividends and distributions from:
Net investment income	(0.066)	(0.055)	(0.046)
Return of capital	—	—	(0.002)

Total dividends and distributions	(0.066)	(0.055)	(0.048)

Net asset value, end of period	$9.315	$9.391	$10.195

Total return[3]	(0.13% )	(7.35% )	2.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181,906	$94,507	$41,935
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.19%	1.22%	1.57%
Ratio of net investment income to average net assets	0.94%	0.85%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.20%	0.08%	0.62%
Portfolio turnover	5%	10%	1%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS International Growth Managed Volatility Fund–9

LVIP MFS International Growth Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Managed Volatility Fund (formerly LVIP MFS International Growth RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP MFS International Growth Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP MFS International Growth Fund, which is sub-advised by an unaffiliated adviser, invests primarily in foreign equity securities, including emerging markets equity securities and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or

LVIP MFS International Growth Managed Volatility Fund–10

LVIP MFS International Growth Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.85% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$5,838
Legal	1,634

Lincoln Life also performs daily trading operations. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,077 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,673 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class Shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at an annual rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$15,082
Management fees payable to LIAC	30,354
Distribution fees payable to LFD	37,940

Certain officers and trustees of the Fund are also officers or directors of the Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 100.00% of the Fund’s Standard Class shares.

LVIP MFS International Growth Managed Volatility Fund–11

LVIP MFS International Growth Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net realized Gain(Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP MFS International Growth Fund	$88,431,925	$90,596,028	$6,129,213	$(494,863)	$168,851,121	$1,992,447	$—

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$90,596,028
Sales	6,129,213

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$188,891,159

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(7,810,223)

Net unrealized depreciation	$(7,810,223)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$181,080,936

Futures Contracts	$120,909

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP MFS International Growth Managed Volatility Fund–12

LVIP MFS International Growth Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$1,269,959	$550,625

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$193,135,733
Undistributed ordinary income	18,614
Capital loss carryforwards	(3,456,847)
Net unrealized depreciation	(7,782,350)

Net assets	$181,915,150

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(39,978)	$39,978

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,414,282	$2,042,565	$3,456,847

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Service Class	10,997,802	7,278,595
Shares issued upon reinvestment of dividends and distributions:
Standard Class	10	8
Service Class	134,877	58,321

	11,132,689	7,336,924

Shares redeemed:
Standard Class	—	(49,321)
Service Class	(1,667,584)	(1,386,459)

	(1,667,584)	(1,435,780)

Net increase	9,465,105	5,901,144

LVIP MFS International Growth Managed Volatility Fund–13

LVIP MFS International Growth Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Futures contracts)	Net unrealized appreciation on futures contracts	$32,239	Net unrealized appreciation on futures contracts	$(30,499)
Equity contracts (Futures contracts)	Net unrealized appreciation on futures contracts	119,169	Net unrealized appreciation on futures contracts	—

Total		$151,408		$(30,499)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,287,762	$(111,178)
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,933,011)	307,827

Total		$(1,645,249)	$196,649

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$6,928,644	$24,408,174

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP MFS International Growth Managed Volatility Fund–14

LVIP MFS International Growth Managed Volatility Fund

Notes to Financial Statements (continued)

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal to change the Fund’s name, investment strategies and risks. Effective February 8, 2016, the Fund’s name will be LVIP MFS International Equity Managed Volatility Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS International Growth Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS International Growth Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP MFS International Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS International Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust ) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP MFS International Growth Managed Volatility Fund–16

LVIP MFS International Growth Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reported distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Risk Control 10% (Net) Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was above the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.

LVIP MFS International Growth Managed Volatility Fund–17

LVIP MFS International Growth Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee was the same as the median investment management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP MFS International Growth Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP MFS International Growth Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP MFS International Growth Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS International Growth Managed Volatility Fund–21

LVIP MFS Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP MFS Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (0.54%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 1000® Value Index*, returned (3.83%).

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the U.S. Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to performance

An underweight allocation to the energy sector contributed to performance relative to the Russell 1000® Value Index. However, there were no individual stocks within this sector that were among the portfolio’s largest relative contributors during the period.

Stock selection in both the consumer staples and special products & services sectors also benefited relative returns. Within the consumer staples sector, an overweight position in tobacco company Philip Morris International, and holdings of global food company General Mills, bolstered relative results. Within the special products & services sector, holdings of management consulting firm Accenture and financial technology services provider Fiserv also aided relative returns.

A combination of stock selection and an underweight position in the utilities & communications sector was another contributor to relative performance. Here, not holding shares of natural gas pipelines operator Kinder Morgan helped relative returns.

Strong stock selection in the retailing sector was another positive factor for relative performance. Within this sector, not owning shares of retail giant Wal-Mart supported relative results.

Stocks in other sectors that benefited relative results included overweight positions in defense contractor Lockheed Martin and global financial services firm JPMorgan Chase. Additionally, avoiding shares of poor-performing insurance and investment firm Berkshire Hathaway and computer and personal electronics maker Hewlett-Packard further supported relative performance.

Detractors from performance

Weak stock selection in the health care sector detracted from relative performance. Within this sector, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group and pharmaceutical company Eli Lilly hurt relative results.

Stock selection in the industrial goods & services sector also weighed on relative returns. Here, not owning shares of diversified industrial conglomerate General Electric and an overweight position in manufacturing conglomerate Tyco International weakened relative performance.

Other top relative detractors during the period included not holding shares of strong-performing software giant Microsoft and snack food and beverage producer Mondelez International. An overweight position in weak-performing investment management firm Franklin Resources, an underweight position in shares of telecommunications company AT&T, and holdings of media company Viacom and chemical company PPG Industries also hurt relative returns.

Nevin P. Chitkara

Steve R. Gorham

Massachusetts Financial Services Company

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,452. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $18,174. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 0.54%
Five Years	+ 11.67%
Ten Years	+ 7.42%
Service Class Shares
One Year	– 0.79%
Five Years	+ 11.39%
Inception (4/30/07)	+ 5.39%

*	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

LVIP MFS Value Fund–2

LVIP MFS Value Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$982.20	0.66%	$3.30
Service Class Shares	1,000.00	980.90	0.91%	4.54
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.88	0.66%	$3.36
Service Class Shares	1,000.00	1,020.62	0.91%	4.63

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.85%
Aerospace & Defense	6.66%
Air Freight & Logistics	1.34%
Auto Components	1.55%
Automobiles	0.44%
Banks	11.91%
Beverages	1.29%
Capital Markets	5.67%
Chemicals	3.25%
Commercial Services & Supplies	1.11%
Consumer Finance	0.98%
Containers & Packaging	0.50%
Diversified Financial Services	1.11%
Diversified Telecommunication Services	1.66%
Electric Utilities	0.95%
Electrical Equipment	0.75%
Energy Equipment & Services	1.63%
Food & Staples Retailing	1.74%
Food Products	4.37%
Health Care Equipment & Supplies	3.80%
Health Care Providers & Services	1.11%
Household Durables	0.23%
Household Products	0.48%
Industrial Conglomerates	3.38%
Insurance	8.15%
IT Services	5.09%
Life Sciences Tools & Services	1.22%
Machinery	2.67%
Media	4.08%
Multiline Retail	0.94%
Oil, Gas & Consumable Fuels	4.56%
Pharmaceuticals	8.02%
Professional Services	0.22%
Road & Rail	0.86%
Semiconductors & Semiconductor Equipment	1.52%
Software	0.84%
Specialty Retail	0.48%
Tobacco	4.05%
Wireless Telecommunication Services	0.24%
Money Market Fund	1.12%
Total Value of Securities	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

JPMorgan Chase	4.71%
Johnson & Johnson	3.50%
Philip Morris International	3.43%
Wells Fargo	3.33%
Accenture Class A	2.61%
Pfizer	2.53%
Travelers	2.12%
Medtronic	2.01%
Honeywell International	2.00%
PPG Industries	2.00%
Total	28.24%

IT–Information Technology

LVIP MFS Value Fund–4

LVIP MFS Value Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.85%
Aerospace & Defense–6.66%
Honeywell International	202,438	$20,966,504
Lockheed Martin	82,454	17,904,886
Northrop Grumman	58,248	10,997,805
United Technologies	208,461	20,026,848

		69,896,043

Air Freight & Logistics–1.34%
United Parcel Service Class B	145,938	14,043,614

		14,043,614

Auto Components–1.55%
Delphi Automotive	92,193	7,903,706
Johnson Controls	210,868	8,327,177

		16,230,883

Automobiles–0.44%
Harley-Davidson	102,228	4,640,129

		4,640,129

Banks–11.91%
BB&T	126,500	4,782,965
Citigroup	131,476	6,803,883
JPMorgan Chase	748,198	49,403,514
PNC Financial Services Group	96,805	9,226,484
US Bancorp	464,631	19,825,805
Wells Fargo	643,689	34,990,934

		125,033,585

Beverages–1.29%
Diageo	493,840	13,486,121

		13,486,121

Capital Markets–5.67%
Bank of New York Mellon	293,667	12,104,954
BlackRock	29,243	9,957,826
Franklin Resources	261,702	9,635,868
Goldman Sachs Group	106,651	19,221,710
State Street	129,439	8,589,572

		59,509,930

Chemicals–3.25%
duPont (E.I.) deNemours	134,361	8,948,442
Monsanto	42,628	4,199,710
PPG Industries	212,157	20,965,355

		34,113,507

Commercial Services & Supplies–1.11%
Tyco International	363,876	11,604,006

		11,604,006

Consumer Finance–0.98%
American Express	148,545	10,331,305

		10,331,305

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Containers & Packaging–0.50%
†Crown Holdings	104,358	$5,290,950

		5,290,950

Diversified Financial Services–1.11%
McGraw-Hill Financial	20,619	2,032,621
Nasdaq	166,152	9,665,062

		11,697,683

Diversified Telecommunication Services–1.66%
Verizon Communications	376,280	17,391,662

		17,391,662

Electric Utilities–0.95%
Duke Energy	109,241	7,798,715
Xcel Energy	60,232	2,162,931

		9,961,646

Electrical Equipment–0.75%
Eaton	151,919	7,905,865

		7,905,865

Energy Equipment & Services–1.63%
Baker Hughes	15,974	737,200
National Oilwell Varco	158,115	5,295,271
Schlumberger	159,113	11,098,132

		17,130,603

Food & Staples Retailing–1.74%
CVS Health	186,892	18,272,431

		18,272,431

Food Products–4.37%
Archer-Daniels-Midland	148,696	5,454,169
Danone	113,883	7,695,118
General Mills	273,661	15,779,293
Nestle	227,936	16,920,887

		45,849,467

Health Care Equipment & Supplies–3.80%
Abbott Laboratories	266,181	11,954,189
Medtronic	274,097	21,083,541
St. Jude Medical	111,083	6,861,597

		39,899,327

Health Care Providers & Services–1.11%
†Express Scripts Holding	132,665	11,596,248

		11,596,248

Household Durables–0.23%
Newell Rubbermaid	55,827	2,460,854

		2,460,854

Household Products–0.48%
Procter & Gamble	63,924	5,076,205

		5,076,205

LVIP MFS Value Fund–5

LVIP MFS Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates–3.38%
3M	132,812	$20,006,800
Danaher	166,359	15,451,424

		35,458,224

Insurance–8.15%
ACE	103,062	12,042,795
Aon	142,756	13,163,531
Chubb	79,502	10,545,145
MetLife	371,812	17,925,056
Prudential Financial	118,182	9,621,197
Travelers	197,512	22,291,204

		85,588,928

IT Services–5.09%
Accenture Class A	262,570	27,438,565
Fidelity National Information Services	139,546	8,456,487
†Fiserv	56,043	5,125,693
International Business Machines	90,061	12,394,195

		53,414,940

Life Sciences Tools & Services–1.22%
Thermo Fisher Scientific	90,416	12,825,510

		12,825,510

Machinery–2.67%
Caterpillar	45,163	3,069,277
Cummins	23,540	2,071,755
Deere	35,196	2,684,399
Illinois Tool Works	87,862	8,143,050
Parker-Hannifin	24,631	2,388,714
Pentair	83,925	4,156,805
Stanley Black & Decker	51,210	5,465,643

		27,979,643

Media–4.08%
Comcast Class A	217,365	12,265,907
Disney (Walt)	28,229	2,966,303
Omnicom Group	202,907	15,351,944
Time	11,473	179,782
Time Warner	124,578	8,056,459
Viacom Class B	96,186	3,959,016

		42,779,411

Multiline Retail–0.94%
Target	135,317	9,825,367

		9,825,367

Oil, Gas & Consumable Fuels–4.56%
Chevron	139,717	12,568,941
EOG Resources	121,081	8,571,324
Exxon Mobil	220,325	17,174,334
Occidental Petroleum	141,070	9,537,743

		47,852,342

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals–8.02%
Johnson & Johnson	357,377	$36,709,765
Merck	284,106	15,006,479
Novartis	36,190	3,113,038
Pfizer	821,206	26,508,530
Roche Holding	10,382	2,876,939

		84,214,751

Professional Services–0.22%
Equifax	20,568	2,290,658

		2,290,658

Road & Rail–0.86%
Canadian National Railway	92,234	5,154,036
Union Pacific	49,318	3,856,668

		9,010,704

Semiconductors & Semiconductor Equipment–1.52%
Analog Devices	38,872	2,150,399
Texas Instruments	251,181	13,767,231

		15,917,630

Software–0.84%
Oracle	240,585	8,788,570

		8,788,570

Specialty Retail–0.48%
Advance Auto Parts	21,414	3,223,021
†Bed Bath & Beyond	37,431	1,806,046

		5,029,067

Tobacco–4.05%
Altria Group	112,920	6,573,073
Philip Morris International	408,993	35,954,575

		42,527,648

Wireless Telecommunication Services–0.24%
Vodafone Group	789,782	2,561,166

		2,561,166

Total Common Stock (Cost $705,408,883)		1,037,486,623

MONEY MARKET FUND–1.12%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	11,755,020	11,755,020

Total Money Market Fund (Cost $11,755,020)		11,755,020

LVIP MFS Value Fund–6

LVIP MFS Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.97% (Cost $717,163,903)	$1,049,241,643
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	304,155

NET ASSETS APPLICABLE TO 29,687,082 SHARES OUTSTANDING–100.00%	$1,049,545,798

NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($206,615,293 / 5,843,358 Shares)	$35.359

NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($842,930,505 / 23,843,724 Shares)	$35.352

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$690,686,332
Accumulated net realized gain on investments	26,792,027
Net unrealized appreciation of investments and foreign currencies	332,067,439

Total net assets	$1,049,545,798

†	Non-income producing for the period.

«	Includes $1,199,243 payable for fund shares redeemed and $731,761 due to manager and affiliates as of December 31, 2015.

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–7

LVIP MFS Value Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$28,625,252
Interest	13,870
Foreign tax withheld	(150,137)

28,488,985

EXPENSES:
Management fees	6,487,702
Distribution fees-Service Class	2,198,140
Accounting and administration expenses	251,240
Reports and statements to shareholders	105,135
Professional fees	50,554
Trustees’ fees and expenses	25,124
Custodian fees	15,990
Pricing fees	2,501
Consulting fees	2,467
Other	10,850

Total operating expenses	9,149,703

NET INVESTMENT INCOME	19,339,282

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	52,749,056
Foreign currencies	(45,829)
Foreign currency exchange contracts	(24,350)

Net realized gain	52,678,877

Net change in unrealized appreciation (depreciation) of:
Investments	(78,823,324)
Foreign currencies	26,628

Net change in unrealized appreciation (depreciation)	(78,796,696)

NET REALIZED AND UNREALIZED LOSS	(26,117,819)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,778,537)

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,339,282	$21,097,332
Net realized gain	52,678,877	45,639,394
Net change in unrealized appreciation (depreciation)	(78,796,696)	34,318,395

Net increase (decrease) in net assets resulting from operations	(6,778,537)	101,055,121

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,300,500)	(3,750,347)
Service Class	(15,763,952)	(19,026,127)
Net realized gain:
Standard Class	(4,514,111)	—
Service Class	(21,208,886)	—

	(45,787,449)	(22,776,474)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	74,426,169	36,859,204
Service Class	60,129,356	64,718,792
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	8,814,611	3,750,347
Service Class	36,972,838	19,026,127

	180,342,974	124,354,470

Cost of shares redeemed:
Standard Class	(29,179,266)	(27,760,306)
Service Class	(110,680,864)	(119,404,176)

	(139,860,130)	(147,164,482)

Increase (decrease) in net assets derived from capital share transactions	40,482,844	(22,810,012)

NET INCREASE (DECREASE) IN NET ASSETS	(12,083,142)	55,468,635
NET ASSETS:
Beginning of year	1,061,628,940	1,006,160,305

End of year	$1,049,545,798	$1,061,628,940

Distributions in excess of net investment income	$—	$(9,211)

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–8

LVIP MFS Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$37.268	$34.526	$25.797	$22.445	$22.794

Income (loss) from investment operations:
Net investment income[1]	0.757	0.815	0.548	0.517	0.439
Net realized and unrealized gain (loss)	(0.990)	2.815	8.718	3.143	(0.462)

Total from investment operations	(0.233)	3.630	9.266	3.660	(0.023)

Less dividends and distributions from:
Net investment income	(0.765)	(0.888)	(0.537)	(0.308)	(0.326)
Net realized gain	(0.911)	—	—	—	—

Total dividends and distributions	(1.676)	(0.888)	(0.537)	(0.308)	(0.326)

Net asset value, end of period	$35.359	$37.268	$34.526	$25.797	$22.445

Total return[2]	(0.54% )	10.51%	35.96%	16.33%	(0.10% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$206,615	$161,935	$137,795	$91,949	$78,689
Ratio of expenses to average net assets	0.66%	0.66%	0.68%	0.69%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.69%	0.69%	0.70%
Ratio of net investment income to average net assets	2.04%	2.28%	1.78%	2.09%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	2.28%	1.77%	2.09%	1.88%
Portfolio turnover	15%	11%	16%	21%	37%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–9

LVIP MFS Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$37.262	$34.526	$25.804	$22.453	$22.801

Income (loss) from investment operations:
Net investment income[1]	0.664	0.724	0.469	0.455	0.373
Net realized and unrealized gain (loss)	(0.991)	2.811	8.714	3.142	(0.453)

Total from investment operations	(0.327)	3.535	9.183	3.597	(0.080)

Less dividends and distributions from:
Net investment income	(0.672)	(0.799)	(0.461)	(0.246)	(0.268)
Net realized gain	(0.911)	—	—	—	—

Total dividends and distributions	(1.583)	(0.799)	(0.461)	(0.246)	(0.268)

Net asset value, end of period	$35.352	$37.262	$34.526	$25.804	$22.453

Total return[2]	(0.79% )	10.23%	35.62%	16.04%	(0.35% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$842,931	$899,694	$868,365	$687,473	$564,366
Ratio of expenses to average net assets	0.91%	0.91%	0.93%	0.94%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.91%	0.94%	0.94%	0.95%
Ratio of net investment income to average net assets	1.79%	2.03%	1.53%	1.84%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	2.03%	1.52%	1.84%	1.63%
Portfolio turnover	15%	11%	16%	21%	37%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP MFS Value Fund–10

LVIP MFS Value Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP MFS Value Fund–11

LVIP MFS Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $24,673 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the average daily net assets of the Fund; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the average daily net assets of the Fund in excess of $1.5 billion.

Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$45,535
Legal	12,727

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $91,330 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$550,823
Distribution fees payable to LFD	180,938

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP MFS Value Fund–12

LVIP MFS Value Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$167,223,626
Sales	158,720,195

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$738,839,690

Aggregate unrealized appreciation	$346,730,893
Aggregate unrealized depreciation	(36,328,940)

Net unrealized appreciation	$310,401,953

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

LVIP MFS Value Fund–13

LVIP MFS Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
Aerospace & Defense	$69,896,043	$—	$69,896,043
Air Freight & Logistics	14,043,614	—	14,043,614
Auto Components	16,230,883	—	16,230,883
Automobiles	4,640,129	—	4,640,129
Banks	125,033,585	—	125,033,585
Beverages	—	13,486,121	13,486,121
Capital Markets	59,509,930	—	59,509,930
Chemicals	34,113,507	—	34,113,507
Commercial Services & Supplies	11,604,006	—	11,604,006
Consumer Finance	10,331,305	—	10,331,305
Containers & Packaging	5,290,950	—	5,290,950
Diversified Financial Services	11,697,683	—	11,697,683
Diversified Telecommunication Services	17,391,662	—	17,391,662
Electric Utilities	9,961,646	—	9,961,646
Electrical Equipment	7,905,865	—	7,905,865
Energy Equipment & Services	17,130,603	—	17,130,603
Food & Staples Retailing	18,272,431	—	18,272,431
Food Products	21,233,462	24,616,005	45,849,467
Health Care Equipment & Supplies	39,899,327	—	39,899,327
Health Care Providers & Services	11,596,248	—	11,596,248
Household Durables	2,460,854	—	2,460,854
Household Products	5,076,205	—	5,076,205
Industrial Conglomerates	35,458,224	—	35,458,224
Insurance	85,588,928	—	85,588,928
IT Services	53,414,940	—	53,414,940
Life Sciences Tools & Services	12,825,510	—	12,825,510
Machinery	27,979,643	—	27,979,643
Media	42,779,411	—	42,779,411
Multiline Retail	9,825,367	—	9,825,367
Oil, Gas & Consumable Fuels	47,852,342	—	47,852,342
Pharmaceuticals	78,224,774	5,989,977	84,214,751
Professional Services	2,290,658	—	2,290,658
Road & Rail	9,010,704	—	9,010,704
Semiconductors & Semiconductor Equipment	15,917,630	—	15,917,630
Software	8,788,570	—	8,788,570
Specialty Retail	5,029,067	—	5,029,067
Tobacco	42,527,648	—	42,527,648
Wireless Telecommunication Services	—	2,561,166	2,561,166
Money Market Fund	11,755,020	—	11,755,020

Total	$1,002,588,374	$46,653,269	$1,049,241,643

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP MFS Value Fund–14

LVIP MFS Value Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$21,265,663	$21,496,823
Long-term capital gains	24,521,786	1,279,651

Total	$45,787,449	$22,776,474

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$690,686,332
Undistributed long-term capital gains	48,467,814
Net unrealized appreciation	310,391,652

Net assets	$1,049,545,798

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and convertible preferred stock. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$734,381	$(734,381)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	2,034,222	1,036,075
Service Class	1,620,951	1,831,828
Shares issued upon reinvestment of dividends and distributions:
Standard Class	250,603	100,241
Service Class	1,055,209	508,630

	4,960,985	3,476,774

Shares redeemed:
Standard Class	(786,608)	(782,272)
Service Class	(2,977,737)	(3,346,413)

	(3,764,345)	(4,128,685)

Net increase (decrease)	1,196,640	(651,911)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain

LVIP MFS Value Fund–15

LVIP MFS Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized loss from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(24,350)	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$2,251	$30,689

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP MFS Value Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP MFS Value Fund

We have audited the accompanying statement of net assets of the LVIP MFS Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP MFS Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP MFS Value Fund–17

LVIP MFS Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
53.56%	46.44%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP MFS Value Fund–18

LVIP MFS Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and ten year periods and was above the median return of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board concluded that the services provided by MFS were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and noted that the subadvisory fees were within range of fees charged to comparable clients subadvised by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund and noted that the subadvisory fee was negotiated between LIAC and MFS, an unaffiliated third party, and that LIAC compensates MFS from its fees. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS has the ability to obtain research with soft dollars that may or may not be used for the Fund and may be used for the benefit of other clients of MFS and that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP MFS Value Fund–22

LVIP Mondrian International Value Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Mondrian International Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (3.79%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI EAFE® NR Index *, returned (0.81%).

Currency movements over the last twelve months held back U.S. dollar returns for the MSCI EAFE® NR Index, driven by the significant weakness of most currencies against the US dollar. Diverging central bank policies across the world weakened most international currencies as the Federal Reserve raised rates for the first time since 2006. The Japanese yen depreciated by just 0.3% as the Bank of Japan refrained from further monetary stimulus after the aggressive increase to its quantitative easing program during the fourth quarter of 2014. The European Central Bank’s implementation of quantitative easing and further stimulus weighed on the euro, which dropped 10.2%. The Australian dollar decreased 11.1% following two interest rate cuts in 2015 by the Reserve Bank of Australia. In the portfolio, currency allocation effects added slightly to relative investment returns, supported by the overweight position in the Swiss franc and the underweight position in the Australian dollar.

The MSCI EAFE® NR Index fell 0.8% (in US dollars) over the last twelve months, however currency weakness against the US dollar disguised more positive underlying local currency returns; the MSCI EAFE® NR Index rose 5.3% in local currency. Although markets recovered in the first half of 2015 on generally better economic data in Europe, elevated concerns over Greece pulled equity markets down in the final days of June. Markets continued to weaken significantly after the implications of unexpected Chinese renminbi devaluation reverberated across asset classes, sparking fears over global economic growth and indiscriminate selling in equities. Over 2015, equity markets in Europe lagged markets in Asia Pacific. In Europe, weak currencies weighed on the US dollar returns of most markets whilst the European Central Bank stimulus package in December fell short of market expectations. In Asia Pacific, Japan produced the highest return, rising 9.6%, helped by the push from the Abe administration to improve corporate governance, increase management awareness of shareholder views, and as a result, help to unlock some of the balance sheet value in many Japanese companies. In contrast, the Australian equity market declined 10% due to the high reliance on commodities and linkages to China. Country allocation effects weighed on relative returns. While the portfolio benefitted from the underweight position in Australia, this was more than offset by the impact of the overweight position in the Singaporean and Spanish equity markets.

The consumer staples sector, perceived to benefit from lower oil and other commodity prices, produced the highest relative returns over the last twelve months, up 8.8%. The traditionally defensive health care and telecommunication services sectors also fared well on a relative basis, rising 7.8% and 3.4% respectively. Meanwhile, intensified concerns about global economic growth weighed on the returns of cyclically sensitive sectors. The industrials sector gained just 0.4% while the financials sector declined 3.0%, held back by the weak returns from Australian and UK banks. Plummeting commodity prices, driven by concerns about Chinese and global economic growth, and deteriorating supply and demand dynamics, drove the utilities and materials sectors down 5.3% and 16.8% respectively. The energy sector was the weakest sector in the year, down 18.5%, as the oil price fell further after OPEC failed to agree to output targets to cut production leading to short-term over-supply concerns.

The Fund benefited from stock selection in Japan and the Netherlands, however, this was more than offset by the impact of stock selection in the UK and France. At the sector level, allocation between sectors added to relative returns, driven by the overweight position in the telecommunication services sector, and the underweight position in the materials sector. However, stock selection within sectors held back relative returns. Strong stock selection in the materials sector was more than offset by stock selection in the industrials and utilities sectors.

Elizabeth A. Desmond, CPA

Melissa J. A. Platt, CFA

Nigel A. Bliss, ASIP

Andrew R. Porter, CFA

Mondrian Investment Partners Limited

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,681. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have increased to $13,479. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares
One Year	– 3.79%
Five Years	+ 3.71%
Ten Years	+ 3.18%
Service Class Shares
One Year	– 4.03%
Five Years	+ 3.45%
Ten Years	+ 2.93%
*

The MSCI EAFE® NR Index is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$913.30	0.74%	$3.57
Service Class Shares	1,000.00	912.10	0.99%	4.77
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.48	0.74%	$3.77
Service Class Shares	1,000.00	1,020.21	0.99%	5.04

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets

Common Stock	99.39%
Australia	1.26%
Denmark	0.84%
France	6.60%
Germany	9.99%
Hong Kong	1.52%
Italy	2.36%
Japan	18.02%
Netherlands	2.49%
Singapore	5.64%
Spain	6.30%
Sweden	3.94%
Switzerland	14.00%
Taiwan	1.10%
United Kingdom	25.33%
Money Market Fund	0.25%
Total Value of Securities	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Automobiles	4.79%
Banks	5.00%
Beverages	2.47%
Building Products	2.26%
Chemicals	3.32%
Commercial Services & Supplies	2.83%
Communications Equipment	1.25%
Diversified Telecommunication Services	9.35%
Electric Utilities	3.32%
Electrical Equipment	3.00%
Energy Equipment & Services	0.95%
Food & Staples Retailing	4.72%
Food Products	2.85%
Health Care Equipment & Supplies	1.03%
Industrial Conglomerates	1.65%
Insurance	8.03%
Machinery	0.30%
Media	1.18%
Multi-Utilities	4.97%
Oil, Gas & Consumable Fuels	8.85%

Sector	Percentage of Net Assets

Personal Products	3.97%
Pharmaceuticals	11.54%
Semiconductors & Semiconductor Equipment	2.05%
Software	2.31%
Specialty Retail	1.40%
Technology Hardware, Storage & Peripherals	2.78%
Wireless Telecommunication Services	3.22%
Total	99.39%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Iberdrola	3.32%
Syngenta	3.32%
National Grid	3.29%
Takeda Pharmaceutical	3.23%
GlaxoSmithKline	3.22%
Honda Motor	3.06%
ABB	3.00%
Sanofi	2.90%
Unilever	2.87%
Nestle	2.85%
Total	31.06%

LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–99.39%
Australia–1.26%
QBE Insurance Group	1,591,914	$14,481,722

		14,481,722

Denmark–0.84%
ISS	267,092	9,626,815

		9,626,815

France–6.60%
Cie de Saint-Gobain	601,135	26,049,154
†*=GDF Suez VVPR Strip	60,186	0
Sanofi	392,183	33,420,991
Societe Generale	284,603	13,114,515
Vallourec	370,334	3,447,566

		76,032,226

Germany–9.99%
Allianz	113,297	19,970,856
Daimler	239,001	19,968,574
Deutsche Telekom	1,615,060	29,006,193
RWE	1,538,361	19,393,817
SAP	335,548	26,625,578

		114,965,018

■Hong Kong–1.52%
China Mobile	1,558,000	17,536,787

		17,536,787

Italy–2.36%
Eni	1,831,440	27,210,650

		27,210,650

Japan–18.02%
Canon	1,057,200	31,979,002
Honda Motor	1,102,400	35,232,935
Hoya	289,200	11,825,643
Kao	247,200	12,702,770
Kirin Holdings	2,098,500	28,490,453
NTT DOCOMO	557,800	11,440,895
Takeda Pharmaceutical	747,000	37,243,473
Tokio Marine Holdings	711,600	27,484,142
Tokyo Electron	181,900	11,019,924

		207,419,237

Netherlands–2.49%
Koninklijke Ahold	1,357,011	28,622,722

		28,622,722

Singapore–5.64%
Jardine Matheson Holdings	198,100	9,593,495
Sembcorp Industries	4,386,300	9,402,277
Singapore Telecommunications	7,953,600	20,507,212
United Overseas Bank	1,847,886	25,477,361

		64,980,345

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain–6.30%
Banco Santander	1,475,736	$7,259,360
Iberdrola	5,390,674	38,212,586
Telefonica	2,443,061	27,101,894

		72,573,840

Sweden–3.94%
Telefonaktiebolaget LM Ericsson Class B	1,489,073	14,352,443
TeliaSonera	6,250,873	31,032,108

		45,384,551

Switzerland–14.00%
†ABB	1,932,567	34,491,713
Nestle	442,802	32,871,519
Novartis	291,934	25,111,951
Syngenta	97,553	38,182,547
†Zurich Insurance Group	118,953	30,559,027

		161,216,757

Taiwan–1.10%
Taiwan Semiconductor Manufacturing ADR	555,716	12,642,539

		12,642,539

United Kingdom–25.33%
Amec Foster Wheeler	1,737,612	10,969,323
BG Group	1,767,153	25,617,234
BP	5,075,563	26,376,995
G4S	6,910,233	22,955,119
GlaxoSmithKline	1,836,870	37,098,392
Kingfisher	3,328,057	16,119,937
Lloyds Banking Group	10,871,859	11,698,462
National Grid	2,743,583	37,839,644
Pearson	1,251,932	13,534,411
Royal Dutch Shell Class A	993,418	22,655,915
†Tesco	11,724,815	25,763,527
Unilever	769,354	33,000,372
Vodafone Group	2,480,297	8,043,297

		291,672,628

Total Common Stock (Cost $1,164,418,931)		1,144,365,837

MONEY MARKET FUND–0.25%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	2,827,822	2,827,822

Total Money Market Fund (Cost $2,827,822)		2,827,822

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.64% (Cost $1,167,246,753)	$1,147,193,659
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	4,150,669

NET ASSETS APPLICABLE TO 72,960,387 SHARES OUTSTANDING–100.00%	$1,151,344,328

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($842,055,845 / 53,356,574 Shares)	$15.782

NET ASSET VALUE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($309,288,483 / 19,603,813 Shares)	$15.777

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,136,898,315
Undistributed net investment income	13,883
Accumulated net realized gain on investments	34,758,713
Net unrealized depreciation of investments and foreign currencies	(20,326,583)

Total net assets	$1,151,344,328

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Of this amount $892,693 represents payable for fund shares redeemed and $731,434 due to manager and affiliates as of December 31, 2015

*	If dividend payments are received, the tax withholding rate is at a reduced amount of 15%, rather than 25%.

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$44,142,790
Foreign tax withheld	(3,076,538)

41,066,252

EXPENSES:
Management fees	8,291,166
Distribution fees-Service Class	837,334
Accounting and administration expenses	292,867
Reports and statements to shareholders	113,176
Custodian fees	108,617
Professional fees	78,764
Trustees’ fees and expenses	28,886
Pricing fees	15,848
Consulting fees	2,575
Other	14,639

Total operating expenses	9,783,872

NET INVESTMENT INCOME	31,282,380

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	56,887,267
Foreign currencies	(692,444)
Foreign currency exchange contracts	92,768

Net realized gain	56,287,591

Net change in unrealized appreciation (depreciation) of:
Investments	(131,972,460)
Foreign currencies	(36,238)

Net change in unrealized appreciation (depreciation)	(132,008,698)

NET REALIZED AND UNREALIZED LOSS	(75,721,107)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,438,727)

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$31,282,380	$50,084,714
Net realized gain	56,287,591	50,810,905
Net change in unrealized appreciation (depreciation)	(132,008,698)	(133,136,121)

Net decrease in net assets resulting from operations	(44,438,727)	(32,240,502)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(26,816,051)	(36,024,942)
Service Class	(9,025,185)	(13,084,025)

	(35,841,236)	(49,108,967)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	123,826,657	162,188,870
Service Class	39,404,311	44,678,025
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	26,816,051	36,024,942
Service Class	9,025,185	13,084,025

	199,072,204	255,975,862

Cost of shares redeemed:
Standard Class	(110,678,974)	(85,142,993)
Service Class	(52,148,066)	(60,464,842)

	(162,827,040)	(145,607,835)

Increase in net assets derived from capital share transactions	36,245,164	110,368,027

NET INCREASE (DECREASE) IN NET ASSETS	(44,034,799)	29,018,558
NET ASSETS:
Beginning of year	1,195,379,127	1,166,360,569

End of year	$1,151,344,328	$1,195,379,127

Undistributed net investment income	$13,883	$5,172,415

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$16.942	$18.131	$15.243	$14.310	$15.447

Income (loss) from investment operations:
Net investment income[1]	0.457	0.784	0.420	0.460	0.544
Net realized and unrealized gain (loss)	(1.101)	(1.234)	2.897	0.907	(1.192)

Total from investment operations	(0.644)	(0.450)	3.317	1.367	(0.648)

Less dividends and distributions from:
Net investment income	(0.516)	(0.739)	(0.429)	(0.434)	(0.489)

Total dividends and distributions	(0.516)	(0.739)	(0.429)	(0.434)	(0.489)

Net asset value, end of period	$15.782	16.942	18.131	$15.243	$14.310

Total return[2]	(3.79% )	(2.54% )	21.84%	9.62%	(4.21% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$842,056	$861,700	$808,623	$561,634	$398,099
Ratio of expenses to average net assets	0.73%	0.73%	0.76%	0.83%	0.85%
Ratio of net investment income to average net assets	2.61%	4.21%	2.50%	3.13%	3.47%
Portfolio turnover	19%	18%	33%	13%	41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$16.934	$18.122	$15.236	$14.306	15.441

Income (loss) from investment operations:
Net investment income[1]	0.412	0.736	0.381	0.422	0.502
Net realized and unrealized gain (loss)	(1.096)	(1.231)	2.891	0.906	(1.187)

Total from investment operations	(0.684)	(0.495)	3.272	1.328	(0.685)

Less dividends and distributions from:
Net investment income	(0.473)	(0.693)	(0.386)	(0.398)	(0.450)

Total dividends and distributions	(0.473)	(0.693)	(0.386)	(0.398)	(0.450)

Net asset value, end of period	$15.777	$16.934	$18.122	$15.236	$14.306

Total return[2]	(4.03% )	(2.79% )	21.55%	9.34%	(4.45% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$309,288	$333,679	$357,738	$131,710	$125,300
Ratio of expenses to average net assets	0.98%	0.98%	1.01%	1.08%	1.10%
Ratio of net investment income to average net assets	2.36%	3.96%	2.25%	2.88%	3.22%
Portfolio turnover	19%	18%	33%	13%	41%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not generally separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.

Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$53,262
Legal	14,825

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $98,402 for the year ended December 31, 2015.

The Fund offers Standard Class and Service shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$665,558
Distribution fees payable to LFD	65,876

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$264,201,709
Sales	226,235,005

At December 31, 2015 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,171,766,622

Aggregate unrealized appreciation	$204,993,498
Aggregate unrealized depreciation	(229,566,461)

Net unrealized depreciation	$(24,572,963)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
Australia	$—	$14,481,722	$14,481,722
Denmark	—	9,626,815	9,626,815
France	—	76,032,226	76,032,226
Germany	—	114,965,018	114,965,018
Hong Kong	—	17,536,787	17,536,787
Italy	—	27,210,650	27,210,650
Japan	—	207,419,237	207,419,237
Netherlands	—	28,622,722	28,622,722
Singapore	—	64,980,345	64,980,345
Spain	—	72,573,840	72,573,840
Sweden	—	45,384,551	45,384,551
Switzerland	—	161,216,757	161,216,757
Taiwan	12,642,539	—	12,642,539
United Kingdom	—	291,672,628	291,672,628
Money Market Fund	2,827,822	—	2,827,822

Total	$15,470,361	$1,131,723,298	$1,147,193,659

The value of Level 3 investments was zero at the end of the year.

As a result of utilizing international fair value pricing at December 31, 2015, the majority of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the year. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$35,841,236	$49,108,967

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,136,898,315
Undistributed ordinary income	13,883
Undistributed long-term capital gains	39,278,582
Net unrealized depreciation	(24,846,452)

Net assets	$1,151,344,328

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(599,676)	$599,676

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

In 2015, the Fund utilized $16,414,281 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	7,165,510	8,723,581
Service Class	2,271,874	2,429,270
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,697,374	2,092,067
Service Class	571,479	759,823

	11,706,237	14,004,741

Shares redeemed:
Standard Class	(6,367,839)	(4,551,854)
Service Class	(2,944,302)	(3,225,375)

	(9,312,141)	(7,777,229)

Net increase	2,394,096	6,227,512

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$92,768	$—

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$232,796	$418,072

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Mondrian International Value Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Mondrian International Value Fund

We have audited the accompanying statement of net assets of the LVIP Mondrian International Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Mondrian International Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Mondrian International Value Fund–16

LVIP Mondrian International Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management And Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund.

LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and below the benchmark index for the one and three year periods, above the median return of the Morningstar peer group and the benchmark index for the five year period and below the median return of the Morningstar peer group and above the benchmark index for the ten year period. The Board determined that the services provided by Mondrian were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes breakpoints, and considered the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and Mondrian, an unaffiliated party, and that LIAC compensates Mondrian from its fees. The Board noted that Mondrian has the ability to obtain proprietary research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of Mondrian.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Mondrian International Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

[2]Steve	A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Mondrian International Value Fund–21

LVIP Money Market Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Money Market Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Money Market Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.02% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Citigroup 90 Day T-Bill Index*, returned 0.03%.

The Federal Reserve’s zero interest rate policy stayed in place for most of 2015. In December, the much anticipated liftoff occurred as the Federal Reserve raised rates for the first time in seven years. As we enter 2016, we believe the market will likely go right back into Fed-watch mode as it attempts to anticipate the trajectory of further rate increases over the next 12 to 24 months. Fed “dots” suggest four more 0.25 percentage point increases in 2016 while the markets look for only two increases. We would lean in favor of the market’s current view (fewer rather than more increases) and will continue to watch for economic and financial stress conditions that could put the Fed right back on hold.

U.S. economic indicators showed mixed results throughout the year. Among the more positive of these was the U.S. nonfarm payroll release. Housing data and consumer confidence showed positive results as well. On the less positive side, energy and commodity prices declined again during the last quarter of the year. U.S. gross domestic product and inflation statistics likely will show relatively weak results for the full 2015 year. Overall, we expect U.S. economic expansion will continue at a modest pace into 2016.

In the final quarter of this year the money fund reforms, passed in July 2014, will be implemented. Many of the larger fund complexes already have transitioned their prime money market funds into government money market funds, so that they will maintain a stable NAV. The consequent increase in demand for short-term government product may put downward pressure on rates, although there is speculation that the Treasury may increase issuance of short term paper. Much remains unknown about how institutional investors will respond to money market reforms. Nonetheless institutional and retail investors will continue to need a safe haven for their liquid assets, which money market funds will continue to provide.

Cynthia Isom

Delaware Investments Fund Advisers

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Money Market Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,301. For comparison, look at how the Citigroup 90 Day T-Bill Index did over the same period. The same $10,000 investment would have increased to $11,231. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+ 0.02%
Five Years	+ 0.03%
Ten Years	+ 1.23%
Service Class Shares
One Year	+ 0.02%
Five Years	+ 0.03%
Ten Years	+ 1.13%
*	The Citigroup 90 Day T-Bill Index is an unmanaged index that measures the rate of return for 90-day U.S. Treasury Bills.

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc.(DMHI) and its subsidiaries, including Delaware Management Company, sub-adviser to the Fund. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

All third-party trademarks are the property of their respective owners.

(c) 2016 Delaware Management Holdings, Inc.

LVIP Money Market Fund–1

LVIP Money Market Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.19%	$0.96
Service Class Shares	1,000.00	1,000.10	0.19%	0.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97
Service Class Shares	1,000.00	1,024.25	0.19%	0.97

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Money Market Fund–2

LVIP Money Market Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Agency Obligations	6.17%
Certificates of Deposit	11.15%
Commercial Paper	71.15%
Air Freight & Logistics	2.86%
Banks	12.83%
Beverages	5.71%
Chemicals	3.57%
Colleges & Universities	21.34%
Diversified Financial Services	7.85%
Health Care Equipment & Supplies	2.14%
Household Products	2.86%
Oil, Gas & Consumable Fuels	5.71%
Software	3.57%
Technology Hardware, Storage & Peripherals	2.71%
Corporate Bonds	3.46%
Total Value of Securities	91.93%
Receivables and Other Assets Net of Liabilities	8.07%
Total Net Assets	100.00%

LVIP Money Market Fund–3

LVIP Money Market Fund

Schedule of Investments

December 31, 2015

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATIONS–6.17%
Federal Home Loan Bank ≠0.19% 1/4/16	34,110,000	$34,109,460
≠0.31% 3/18/16	9,060,000	9,053,993

Total Agency Obligations (Cost $43,163,453)		43,163,453

CERTIFICATES OF DEPOSIT–11.15%
Banco Estado Chile 0.36% 1/13/16	33,000,000	33,000,000
Bank of Montreal Chicago 0.26% 1/6/16	15,000,000	15,000,000
●0.512% 3/7/16	10,000,000	10,000,000
BMO Harris Bank 0.54% 2/10/16	5,000,000	5,001,158
●Royal Bank of Canada 0.571% 10/14/16	15,000,000	15,000,000

Total Certificates of deposit (Cost $78,001,158)		78,001,158

COMMERCIAL PAPER–71.15%
Air Freight & Logistics–2.86%
≠United Parcel Service 0.20% 1/13/16	20,000,000	19,998,667

		19,998,667

Banks–12.83%
≠Abbey National Treasury Services 0.28% 1/4/16	33,100,000	33,099,228
≠BNP Paribas New York Branch 0.20% 1/4/16	33,100,000	33,099,448
≠DNB Bank 0.23% 1/22/16	3,590,000	3,589,516
≠National Australian Bank 0.25% 1/19/16	10,000,000	9,998,750
≠Toronto Dominion Holding USA 0.30% 2/1/16	10,000,000	9,997,417

		89,784,359

Beverages–5.71%
≠Coca-Cola 0.53% 6/8/16	15,000,000	14,964,887
≠PepsiCo 0.15% 1/11/16	25,000,000	24,998,958

		39,963,845

Chemicals–3.57%
≠«Air Products & Chemicals 0.21% 1/4/16	25,000,000	24,999,563

		24,999,563

Colleges & Universities–21.34%
Cornell University ≠0.15% 1/13/16	10,000,000	9,999,500
≠0.15% 1/20/16	10,000,000	9,999,208
≠0.15% 2/2/16	5,000,000	4,999,333
≠0.35% 1/5/16	5,000,000	4,999,806

	Principal Amount°	Value (U.S. $)

COMMERCIAL PAPER (continued)
Colleges & Universities (continued)
Dartmouth College ≠0.15% 1/12/16	9,250,000	$9,249,576
≠0.18% 2/17/16	10,000,000	9,997,650
≠0.20% 1/12/16	7,000,000	6,999,572
Duke University ≠0.18% 2/16/16	5,000,000	4,998,850
≠0.18% 2/16/16	5,000,000	4,998,850
≠0.19% 2/16/16	6,000,000	5,998,544
≠0.35% 1/5/16	7,500,000	7,499,708
University of California ≠0.15% 1/8/16	12,000,000	11,999,650
≠0.17% 1/20/16	5,000,000	4,999,551
≠0.23% 1/11/16	8,000,000	7,999,489
University of Chicago ≠0.21% 2/18/16	7,000,000	6,998,040
≠0.30% 2/18/16	5,000,000	4,998,000
≠0.36% 2/18/16	8,600,000	8,595,872
Yale University ≠0.14% 1/7/16	15,000,000	14,999,650
≠0.20% 2/18/16	9,000,000	8,997,600

		149,328,449

Diversified Financial Services–7.85%
CPPIB Capital ≠0.26% 1/21/16	10,000,000	9,998,556
≠0.30% 3/4/16	25,000,000	24,986,875
≠JPMorgan Securities 0.62% 7/22/16	20,000,000	19,930,078

		54,915,509

Health Care Equipment & Supplies–2.14%
≠Abbott Laboratories 0.38% 1/21/16	15,000,000	14,996,833

		14,996,833

Household Products–2.86%
≠Kimberly-Clark 0.39% 1/28/16	20,000,000	19,994,150

		19,994,150

Oil, Gas & Consumable Fuels–5.71%
≠Exxon Mobil 0.17% 1/7/16	25,000,000	24,999,292
≠Koch Resources 0.33% 1/5/16	15,000,000	14,999,450

		39,998,742

Software–3.57%
≠Microsoft 0.32% 1/20/16	25,000,000	24,995,778

		24,995,778

LVIP Money Market Fund–4

LVIP Money Market Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL PAPER (continued)
Technology Hardware, Storage & Peripherals–2.71%
≠Apple 0.32% 1/25/16	18,970,000	$18,965,953

		18,965,953

Total Commercial Paper (Cost $497,941,848)		497,941,848

CORPORATE BONDS–3.46%
Banks–2.03%
JPMorgan Chase 3.15% 7/5/16	4,000,000	4,049,152
Wells Fargo 3.676% 6/15/16	10,000,000	10,133,468

		14,182,620

Capital Markets–0.43%
State Street Bank & Trust 5.30% 1/15/16	3,000,000	3,005,435

		3,005,435

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Finance–0.57%
Toyota Motor Credit 0.80% 5/17/16	4,000,000	$4,005,115

		4,005,115

Diversified Financial Services–0.43%
General Electric Capital 2.95% 5/9/16	3,000,000	3,026,822

		3,026,822

Total Corporate Bonds (Cost $24,219,992)		24,219,992

TOTAL VALUE OF SECURITIES–91.93% (Cost $643,326,451)Δ	643,326,451
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–8.07%	56,503,781

NET ASSETS APPLICABLE TO 69,983,379 SHARES OUTSTANDING–100.00%	$699,830,232

Δ	Also the cost for federal income tax purposes.

●	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

≠	The rate shown is the effective yield at the time of purchase.

«

Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At December 31, 2015, the aggregate value of these securities was $24,999,563, which represents 3.57% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

°	Principal amount shown is stated in U.S. dollars.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–5

LVIP Money Market Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments, at value	$643,326,451
Cash	40,402,307
Receivable for fund shares sold	16,804,270
Interest receivable	317,448

TOTAL ASSETS	700,850,476

LIABILITIES:
Payable for fund shares redeemed	894,322
Due to manager and affiliates	72,465
Accrued expenses payable	53,457

TOTAL LIABILITIES	1,020,244

TOTAL NET ASSETS	$699,830,232

Investments, at cost	$643,326,451

Standard Class:
Net Assets	$434,793,060
Shares Outstanding	43,479,532
Net Asset Value Per Share	$10.000

Service Class:
Net Assets	$265,037,172
Shares Outstanding	26,503,847
Net Asset Value Per Share	$10.000

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$699,831,842
Accumulated net realized loss on investments	(1,610)

Total net assets	$699,830,232

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–6

LVIP Money Market Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$1,300,138

EXPENSES:
Management fees	2,634,767
Distribution fees-Service Class	672,703
Accounting and administration expenses	164,887
Professional fees	107,980
Reports and statements to shareholders	39,857
Trustees’ fees and expenses	16,919
Custodian fees	9,723
Pricing fees	2,760
Consulting fees	2,245
Other	7,131

3,658,972
Less management fees waived	(1,842,491)
Less distribution fees waived-Service Class	(672,703)

Total operating expenses	1,143,778

NET INVESTMENT INCOME	156,360

NET REALIZED GAIN FROM INVESTMENTS	56

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,416

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$156,360	$192,265
Net realized gain	56	993

Net increase in net assets resulting from operations	156,416	193,258

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(95,505)	(115,124)
Service Class	(60,855)	(77,141)

	(156,360)	(192,265)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	620,319,573	636,261,713
Service Class	289,419,581	370,171,475
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	95,462	115,124
Service Class	60,848	77,141

	909,895,464	1,006,625,453

Cost of shares redeemed:
Standard Class	(668,303,455)	(600,851,426)
Service Class	(308,123,014)	(389,387,480)

	(976,426,469)	(990,238,906)

Increase (decrease) in net assets derived from capital share transactions	(66,531,005)	16,386,547

NET INCREASE (DECREASE) IN NET ASSETS	(66,530,949)	16,387,540
NET ASSETS:
Beginning of year	766,361,181	749,973,641

End of year	$699,830,232	$766,361,181

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–7

LVIP Money Market Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12		12/31/11

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000		$10.000

Income from investment operations:
Net investment income	0.002	0.003	0.002	0.003		0.003

Total from investment operations	0.002	0.003	0.002	0.003		0.003

Less dividends and distributions from:
Net investment income	(0.002)	(0.003)	(0.002)	(0.003)		(0.003)
Net realized gain	—	—	—	—	[1]	—	[1]

Total dividends and distributions	(0.002)	(0.003)	(0.002)	(0.003)		(0.003)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000		$10.000

Total return[2]	0.02%	0.03%	0.02%	0.03%		0.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,793	$482,693	$447,167	$429,048		$489,141
Ratio of expenses to average net assets	0.17%	0.12%	0.17%	0.20%		0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.43%	0.41%	0.44%	0.43%		0.43%
Ratio of net investment income to average net assets	0.02%	0.03%	0.02%	0.03%		0.03%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.24% )	(0.26% )	(0.25% )	(0.20%	)	(0.21%	)

[1]

For the years ended December 31, 2012 and 2011, net realized gain distributions of $1,804 and $563, respectively, were made by the Fund’s Standard class, which calculated to de minimus amounts of $0.000 and $0.000 per share, respectively.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–8

LVIP Money Market Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Money Market Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12		12/31/11

Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000		$10.000

Income from investment operations:
Net investment income	0.002	0.003	0.002	0.003		0.003

Total from investment operations	0.002	0.003	0.002	0.003		0.003

Less dividends and distributions from:
Net investment income	(0.002)	(0.003)	(0.002)	(0.003)		(0.003)
Net realized gain	—	—	—	—	[1]	—	[1]

Total dividends and distributions	(0.002)	(0.003)	(0.002)	(0.003)		(0.003)

Net asset value, end of period	$10.000	$10.000	$10.000	$10.000		$10.000

Total return[2]	0.02%	0.03%	0.02%	0.03%		0.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$265,037	$283,668	$302,807	$351,557		$380,737
Ratio of expenses to average net assets	0.17%	0.12%	0.17%	0.20%		0.19%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.68%	0.66%	0.69%	0.68%		0.68%
Ratio of net investment income to average net assets	0.02%	0.03%	0.02%	0.03%		0.03%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.49% )	(0.51% )	(0.50% )	(0.45%	)	(0.46%	)

[1]

For the years ended December 31, 2012 and 2011, net realized gain distributions of $1,528 and $554, respectively, were made by the Fund’s Service class, which calculated to de minimus amounts of $0.000 and $0.000 per share, respectively.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Money Market Fund–9

LVIP Money Market Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Money Market Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Securities are valued at amortized cost, which approximates market value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity. Significant inputs to the amortization cost method include purchase cost security, premium or discount at the purchase date and time to maturity.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i. e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends daily. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.

LVIP Money Market Fund–10

LVIP Money Market Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Delaware Investments Fund Advisers (the “Sub-Adviser”), a series of Delaware Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$30,259
Legal	8,367

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $30,044 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Fund’s Board of Trustees (the “Board”). No distribution expenses are paid by Standard Class shares.

LFD and LIAC have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by LFD and LIAC. Amounts waived and/or reimbursed under this agreement can be recaptured for a period of up to three years from the year in which LFD and LIAC waived fees and/or reimbursed expenses for the Fund. The following table summarizes the amount of waived fees and/or reimbursed expenses that may be recaptured and the fiscal years they expire:

	Expiration Date
	2016	2017	2018	Total
LFD	$857,491	$750,697	$672,703	$2,280,891
LIAC	2,040,172	2,182,794	1,842,491	6,065,457

Total	$2,897,663	$2,933,491	$2,515,194	$8,346,348

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$72,465

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP Money Market Fund–11

LVIP Money Market Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 2
Agency Obligations	$43,163,453
Certificates of Deposit	78,001,158
Commercial Paper	497,941,848
Corporate Bonds	24,219,992

Total	$643,326,451

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$156,360	$192,265

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$699,831,842
Capital loss carryforwards	(1,610)

Net assets	$699,830,232

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,610	$—	$1,610

In 2015, the Fund utilized $56 of capital loss carryforwards.

LVIP Money Market Fund–12

LVIP Money Market Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/15/15	12/31/14
Shares sold:
Standard Class	62,031,958	63,626,172
Service Class	28,941,958	37,017,148
Shares issued upon reinvestment of dividends and distributions:
Standard Class	9,546	11,512
Service Class	6,085	7,714

	90,989,547	100,662,546

Shares redeemed:
Standard Class	(66,830,345)	(60,085,143)
Service Class	(30,812,302)	(38,938,748)

	(97,642,647)	(99,023,891)

Net increase (decrease)	(6,653,100)	1,638,655

7. Credit and Market Risk

The Fund had investments in securities issued by banks, including foreign banks, foreign branches of domestic banks, and other financial institutions representing 41.46% of the Fund’s net assets at December 31, 2015. The ability of these entities to meet their obligations may be affected by economic conditions related to their country or industry.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933 (the “Act”), as amended, and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section 4(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, no securities have been determined to be illiquid. Section 4(2) securities have been identified on the Schedule of Investments.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Money Market Reform

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are not effective until October 14, 2016, but when implemented will affect the Fund’s operations and may affect the Fund’s total return potential.

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal that effective April 1, 2016, BlackRock Advisors, LLC will replace Delaware Investments Fund Advisers as the Fund’s sub-adviser.

The Board also approved the proposal that effective April 15, 2016, the Fund will be a “government money market fund,” meaning, among other things, that the Fund will pursue its objective by investing at least 99.5% of its total assets in cash, government securities (which includes U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities), and/or repurchase agreements secured by such obligations.

The Board also approved the proposal to change the Fund’s name to LVIP Government Money Market Fund effective May 1, 2016.

LVIP Money Market Fund–13

LVIP Money Market Fund

Notes to Financial Statements (continued)

10. Subsequent Events (continued)

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Money Market Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Money Market Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Money Market Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Money Market Fund–15

LVIP Money Market Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Money Market Fund–16

LVIP Money Market Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were the same as the median investment management fee of the Morningstar peer group. The Board considered that since 2010, LIAC has implemented a voluntary fee waiver, in addition to a 12b-1 fee waiver implemented in 2009, of varying amounts in order for the Fund to maintain a stable net asset value. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the voluntary advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and LIAC’s voluntary advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“Delaware”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Delaware under the subadvisory agreement. The Board reviewed the services provided by Delaware, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Delaware. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Money Market Taxable funds category and the Citi Treasury Bill 3-Month USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and within range of the benchmark index for the one and three year periods, above the median return of the Morningstar peer group and below the benchmark index for the five year period and was the same as the median return of the Morningstar peer group and above the benchmark index for the ten year period. The Board concluded that the services provided by Delaware were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, compared to the management fees of funds with similar investment strategies for which Delaware serves as the investment adviser. The Board considered that LIAC compensates Delaware from its fees and that the subadvisory fee schedule was negotiated between LIAC and Delaware. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding Delaware’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Delaware as to any additional benefits it receives and noted Delaware’s statement that its relationship with the Fund has added to its prestige and visibility in the investment community and may make Delaware more attractive to potential clients. In addition, they noted that Delaware has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of Delaware and its other clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

Approval of Subadvisory Agreement

On December 7-8, 2015, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the “Trust” or “LVIP”) (the “Board”) met to consider, among other things, the approval of the sub-advisory agreement between Lincoln Investment Advisors Corporation (“LIAC”) and BlackRock Advisors, LLC (“BlackRock”) on behalf of the LVIP Money Market Fund (to be renamed the LVIP Government Money Market Fund) (the “Fund”) (the “Sub-Advisory Agreement”). The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and BlackRock prior to and during the meeting, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment subadvisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and BlackRock provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including an in-person presentation by representatives of BlackRock

LVIP Money Market Fund–17

LVIP Money Market Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

and BlackRock’s responses to LIAC’s request for proposal. The Board noted that Blackrock affiliated sub-advisers provided sub-advisory services to other funds in the Trust and that the Board had also reviewed extensive information regarding the BlackRock affiliated sub-advisers and the BlackRock organization during the annual contract renewal process that was completed in September 2015. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers as well as Lincoln Life and LIAC employees to consider the approval of the Sub-Advisory Agreement. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendation to the Board of Trustees.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services and Performance. In considering the approval of the proposed sub-advisory agreement between LIAC and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services to be provided by BlackRock under the proposed sub-advisory agreement. The Board considered changes made to the SEC rules governing money market funds which would not permit the Fund to continue to be managed as it had been and the reasons provided by LIAC for recommending the change to a government money market fund with BlackRock as subadviser. The Board considered LIAC’s description of its in depth due diligence process and analysis shared with the Board. The Board also considered the backgrounds of the investment team proposed to service the Fund and BlackRock’s investment philosophy. The Board considered LIAC’s view that BlackRock had a strong focus on principal preservation and liquidity. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar policies, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by BlackRock were expected to be satisfactory.

Sub-advisory Fee and Economies of Scale. The Board noted that the sub-advisory fee schedule was lower than the current sub-advisory fee and considered BlackRock’s statement that it had no comparable government money market funds to which the sub-advisory fee could be compared. The Board considered that the proposed sub-advisory fee was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC would compensate BlackRock from its fee and concluded the proposed sub-advisory fee was reasonable.

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC would compensate BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted BlackRock’s statement that the Sub-Advisory Agreement may raise BlackRock’s profile as an investment adviser in the broker community as well as with the investing public and may facilitate the raising of assets for other investment products or services provided by BlackRock.

Conclusion.Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

LVIP Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Money Market Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Money Market Fund–21

LVIP Multi-Manager Global Equity Managed Volatility Fund (formerly LVIP Multi-Manager Global Equity RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Multi-Manager Global Equity

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (6.77%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned (0.53%): and its broad-based benchmark, the S&P 500® Index2, returned 1.38% during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index lost4 (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The U.S. equity portion of the LVIP Multi-Manager Global Equity Managed Volatility Fund generally underperformed its composite benchmark during 2015. The U.S. equity portion of the LVIP Multi-Manager Global Equity Managed Volatility Fund was leading contributors to total returns for the year. Contributors included the American Century VP Mid Cap Value Fund and BlackRock Equity Dividend Fund. Exposure to the Invesco Comstock Fund and Franklin Mutual Shares Fund detracted from results relative to the index.

The non-U.S. Equity portion of LVIP Multi-Manager Global Equity Managed Volatility Fund generally underperformed the non-U.S. equity portion of its composite benchmark during the year. Exposure to the Templeton Growth Fund detracted to results relative to the index.

The volatility management strategy is designed to control the overall level of volatility in the Funds’ net asset value on a daily basis, to help stabilize the risk level in the Funds. During the 1st and 4th quarters, when global equity markets were trending upwards, the overlay negatively impacted the Funds’ relative returns. At points during the 3rd quarter of 2015 when volatility escalated in the equity markets, the volatility management strategy successfully reduced the Funds’ overall volatility. Overall, the volatility management strategy detracted from results during 2015, a year which saw mixed U.S. equity markets and negative developed international and emerging market equity results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Multi-Manager Global Equity Managed Volatility Fund–1

LVIP Multi-Manager Global Equity Managed Volatility Fund

2015 Annual Report Commentary (continued)

LVIP Multi-Manager Global Equity Managed Volatility Fund

Growth of $10,000 invested 5/1/14 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,323 for the Standard Class shares and decreased to $9,269 for the Service Class shares. For comparison, look at how the customized benchmark did from 5/1/14 through 12/31/15. The same $10,000 investment would have increased to $10,417 for the LVIP MM Global Equity Composite (net dividends) and to $11,238 for the S&P 500 Index®. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares
One Year	– 6.77%
Inception (5/1/14)	– 4.11%
Service Class Shares
One Year	– 7.10%
Inception (5/1/14)	– 4.44%
1.

The LVIP MM Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index[8].

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Market NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage and asset backed securities with at least one year to maturity and at least $250 million per amount outstanding.

8.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP Multi-Manager Global Equity Managed Volatility Fund–2

LVIP Multi-Manager Global Equity Managed Volatility Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the tables reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$924.50	0.35%	$1.70
Service Class Shares	1,000.00	922.90	0.70%	3.39
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.44	0.35%	$1.79
Service Class Shares	1,000.00	1,021.68	0.70%	3.57

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the applicable Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–3

LVIP Multi-Manager Global Equity Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	39.18%
Equity Funds	20.60%
International Equity Funds	18.58%
Unaffiliated Investment Companies	60.43%
Equity Funds	40.07%
International Equity Funds	13.79%
Money Market Fund	6.57%
Total Value of Securities	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%

LVIP Multi-Manager Global Equity Managed Volatility Fund–4

LVIP Multi-Manager Global Equity Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–39.18%
Equity Funds–20.60%
*Lincoln Variable Insurance Products Trust– LVIP SSgA S&P 500 Index Fund	345,264	$4,970,070
LVIP SSgA Small-Cap Index Fund	91,500	2,254,824

		7,224,894

International Equity Funds–18.58%
*Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	142,959	1,958,538
LVIP SSgA International Index Fund	547,299	4,556,810

		6,515,348

Total Affiliated Investment Companies (Cost $14,415,458)		13,740,242

UNAFFILIATED INVESTMENT COMPANIES–60.43%
Equity Funds–40.07%
XAmerican Century VP Mid Cap Value Fund	106,729	1,962,748
**BlackRock Equity Dividend Fund	31,579	663,156
#ClearBridge®– Variable Appreciation Portfolio	47,797	1,654,743
XFidelity® - VIP Contrafund® Portfolio	67,965	2,305,378
XFidelity® Variable Life Insurance Products–Fidelity® VIP Mid Cap Portfolio	69,323	2,263,384
✢Franklin Templeton Variable Insurance Products Trust–Templeton Growth Securities	142,954	1,935,595

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
✢Franklin Templeton Variable Insurance Products Trust–Mutual Shares VIP Fund	83,591	$1,628,349
#Invesco V.I. Comstock Fund	18,501	325,065
#Invesco V.I. Core Equity Fund	38,863	1,315,138

		14,053,556

International Equity Funds–13.79%
**DFA International Core Equity Portfolio	257,100	2,928,375
iShares Core MSCI Emerging Markets ETF	48,461	1,908,879

		4,837,254

Money Market Fund–6.57%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	2,303,065	2,303,064

		2,303,064

Total Unaffiliated Investment Companies (Cost $22,839,753)		21,193,874

TOTAL VALUE OF SECURITIES–99.61% (Cost $37,255,211)	34,934,116
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	136,392

NET ASSETS APPLICABLE TO 3,888,074 SHARES OUTSTANDING–100.00%	$35,070,508

#	Series I shares.

*	Standard Class shares.

**	Institutional Class shares.

✢	Class 1 shares.

X	Initial Class.

LVIP Multi-Manager Global Equity Managed Volatility Fund–5

LVIP Multi-Manager Global Equity Managed Volatility Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(3)	British Pound Currency	$(283,932)	$(276,263)	3/15/16	$7,669
(4)	E-mini MSCI Emerging Markets Index	(152,537)	(157,500)	3/19/16	(4,963)
(2)	E-mini Russell 2000 Index	(222,215)	(226,300)	3/19/16	(4,085)
(11)	E-mini S&P 500 Index	(1,099,639)	(1,119,470)	3/19/16	(19,831)
(1)	E-mini S&P MidCap 400 Index	(137,386)	(139,350)	3/19/16	(1,964)
(3)	Euro Currency	(414,458)	(408,225)	3/15/16	6,233
(11)	Euro STOXX 50 Index	(388,954)	(392,320)	3/21/16	(3,366)
(3)	FTSE 100 Index	(266,245)	(274,122)	3/21/16	(7,877)
(3)	Japanese Yen Currency	(311,276)	(312,469)	3/15/16	(1,193)
(2)	Nikkei 225 Index (OSE)	(313,468)	(316,639)	3/11/16	(3,171)

					$(32,548)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:

DFA–Dimensional Fund Advisors

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–6

LVIP Multi-Manager Global Equity Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$13,740,242
Investments in unaffiliated investment companies, at value	21,193,874
Cash collateral held at broker for futures contracts	611,270
Receivable for fund shares sold	23,227
Expense reimbursement from Lincoln Investment Advisors Corporation	2,459
Dividends receivable from investment companies	19

TOTAL ASSETS	35,571,091

LIABILITIES:
Foreign currencies collateral due to broker for futures contracts	394,691
Payable for investment companies purchased	32,997
Net unrealized depreciation on futures contracts	32,548
Accrued expenses payable	23,440
Due to manager and affiliates	15,379
Payable for fund shares redeemed	1,528

TOTAL LIABILITIES	500,583

TOTAL NET ASSETS	$35,070,508

Investments in affiliated investment companies, at cost	$14,415,458
Investments in unaffiliated investment companies, at cost	$22,839,753

Standard Class:
Net Assets	$1,851,693
Shares Outstanding	205,326
Net Asset Value Per Share	$9.018

Service Class:
Net Assets	$33,218,815
Shares Outstanding	3,682,748
Net Asset Value Per Share	$9.020

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$38,643,964
Undistributed net investment income	15,172
Accumulated net realized loss on investments	(1,234,985)
Net unrealized depreciation of investments and derivatives	(2,353,643)

TOTAL NET ASSETS	$35,070,508

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–7

LVIP Multi-Manager Global Equity Managed

Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment companies	$252,962
Dividends from unaffiliated investment companies	335,579

588,541

EXPENSES:
Distribution fees-Service Class	98,439
Management fees	74,547
Accounting and administration expenses	42,217
Professional fees	22,034
Reports and statements to shareholders	6,062
Custodian fees	4,869
Consulting fees	3,574
Trustees’ fees and expenses	594
Pricing fees	311
Other	1,418

254,065
Less management fees waived	(16,735)
Less expenses reimbursed	(34,526)

Total operating expenses	202,804

NET INVESTMENT INCOME	385,737

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	116,253
Distributions from unaffiliated investment companies	610,174
Sale of investments in affiliated investment companies	(81,292)
Sale of investments in unaffiliated investment companies	(310,413)
Foreign currencies	5,874
Futures contracts	(1,277,472)

Net realized loss	(936,876)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(588,797)
Investments in unaffiliated investment companies	(1,555,619)
Futures contracts	(15,678)

Net change in unrealized appreciation (depreciation)	(2,160,094)

NET REALIZED AND UNREALIZED LOSS	(3,096,970)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,711,233)

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed

Volatility Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$385,737	$219,881
Net realized loss	(936,876)	(153,371)
Net change in unrealized appreciation (depreciation)	(2,160,094)	(193,549)

Net decrease in net assets resulting from operations	(2,711,233)	(127,039)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(28,229)	(24,571)
Service Class	(385,883)	(261,892)
Net realized gain:
Standard Class	(1,229)	(1,721)
Service Class	(22,465)	(21,564)

	(437,806)	(309,748)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	479,928	1,532,717
Service Class	19,184,083	19,605,841
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	29,458	26,292
Service Class	408,348	283,456

	20,101,817	21,448,306

Cost of shares redeemed:
Standard Class	(25,019)	(6,646)
Service Class	(2,464,791)	(397,333)

	(2,489,810)	(403,979)

Increase in net assets derived from capital share transactions	17,612,007	21,044,327

NET INCREASE IN NET ASSETS	14,462,968	20,607,540
NET ASSETS:
Beginning of year	20,607,540	—

End of year	$35,070,508	$20,607,540

Undistributed net investment income	$15,172	$1,956

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–8

LVIP Multi-Manager Global Equity Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
		5/1/14[1]
	Year Ended	to
	12/31/15	12/31/14

Net asset value, beginning of period	$9.829	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.157	0.150
Net realized and unrealized loss	(0.821)	(0.149)

Total from investment operations	(0.664)	0.001

Less dividends and distributions from:
Net investment income	(0.140)	(0.161)
Net realized gain	(0.007)	(0.011)

Total dividends and distributions	(0.147)	(0.172)

Net asset value, end of period	$9.018	$9.829

Total return[3]	(6.77% )	0.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,852	$1,526
Ratio of expenses to average net assets[4]	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.52%	0.68%
Ratio of net investment income to average net assets	1.62%	2.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.45%	1.86%
Portfolio turnover	20%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–9

LVIP Multi-Manager Global Equity Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
		5/1/14[1]
	Year Ended	to
	12/31/15	12/31/14

Net asset value, beginning of period	$9.830	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.123	0.125
Net realized and unrealized loss	(0.820)	(0.147)

Total from investment operations	(0.697)	(0.022)

Less dividends and distributions from:
Net investment income	(0.106)	(0.137)
Net realized gain	(0.007)	(0.011)

Total dividends and distributions	(0.113)	(0.148)

Net asset value, end of period	$9.020	$9.830

Total return[3]	(7.10% )	(0.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,219	$19,081
Ratio of expenses to average net assets[4]	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.87%	1.03%
Ratio of net investment income to average net assets	1.27%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.10%	1.51%
Portfolio turnover	20%	9%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–10

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (formerly, LVIP Multi-Manager Global Equity RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed tax positions taken on the Fund’s federal income tax return for the open tax years (December 31, 2014–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Multi-Manager Global Equity Managed Volatility Fund–11

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e. the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of average daily net assets of the Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has voluntarily agreed to waive a portion of its advisory fee. This waiver can be modified or terminated at any time, without notice, with the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC. For the year ended December 31, 2015, this waiver amounted to $16,735.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.35% of average daily net assets for the Standard Class and 0.70% for the Service Class. This agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$1,221
Legal	339

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,695 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $889 the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.35% of average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$2,459
Management fees payable to LIAC	5,626
Distribution fees payable to LFD	9,753

LVIP Multi-Manager Global Equity Managed Volatility Fund–12

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $219,034 and securities sales of $32,778.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 75.52% of the Standard Class shares and 37.67% of the Service Class shares of the Fund.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds or ETFs). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP MFS International Growth Fund	$1,147,067	$1,039,971	$178,032	$(10,792)	$1,958,538	$23,268	$—
LVIP SSgA International Index Fund	2,455,510	2,604,847	219,625	(20,139)	4,556,810	114,101	—
LVIP SSgA S&P 500 Index Fund	3,310,093	2,939,308	1,148,928	(44,060)	4,970,070	93,800	48,018
LVIP SSgA Small-Cap Index Fund	999,384	1,533,863	73,128	(6,300)	2,254,824	21,793	68,235

Total	$7,912,054	$8,117,989	$1,619,713	$(81,291)	$13,740,242	$252,962	$116,253

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$21,433,060
Sales	5,578,054

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$37,512,387

Aggregate unrealized appreciation	$118,835
Aggregate unrealized depreciation	(2,697,106)

Net unrealized depreciation	$(2,578,271)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

LVIP Multi-Manager Global Equity Managed Volatility Fund–13

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$34,934,116

Futures Contracts	$(32,548)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period May 1, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Ordinary income	$414,112	$299,908
Long-term capital gain	23,694	9,840

Total	$437,806	$309,748

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$38,643,964
Undistributed ordinary income	15,172
Capital loss carryforwards	(676,580)
Qualified late year capital losses deferred	(213,793)
Straddle losses deferred	(116,812)
Net unrealized depreciation	(2,581,443)

Net assets	$35,070,508

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

Qualified late year capital losses represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from the Underlying Funds. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed net investment income	$41,591
Accumulated net realized loss	(41,591)

LVIP Multi-Manager Global Equity Managed Volatility Fund–14

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post Enanctment Losses (No Expiration)
Short-Term	Long-Term	Total
$603,018	$73,562	$676,580

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Shares sold:
Standard Class	49,442	153,274
Service Class	1,953,661	1,951,858
Shares issued upon reinvestment of dividends and distributions:
Standard Class	3,242	2,656
Service Class	44,947	28,626

	2,051,292	2,136,414

Shares redeemed:
Standard Class	(2,643)	(645)
Service Class	(257,079)	(39,265)

	(259,722)	(39,910)

Net increase	1,791,570	2,096,504

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP Multi-Manager Global Equity Managed Volatility Fund–15

LVIP Multi-Manager Global Equity Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$13,902	Net unrealized depreciation on futures contracts	$(1,193)
Currency contracts (Futures contracts)	Net unrealized depreciation on futures contracts	—	Net unrealized depreciation on futures contracts	(45,257)

Total		$13,902		$(46,450)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,381,303)	$29,173
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	103,831	(44,851)

Total		$(1,277,472)	$(15,678)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$758,230	$3,083,751

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

10. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSgA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Multi-Manager Global Equity Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Multi-Manager Global Equity Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP Multi-Manager Global Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Multi-Manager Global Equity Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Multi-Manager Global Equity Managed Volatility Fund–17

LVIP Multi-Manager Global Equity RPM Fund

Other Fund Information

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
5.41%	94.59%	100.00%

(A) and (B) are based on a percentage of the Funds’ total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in underlying funds. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar World All-Cap funds category. The Board also considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return

LVIP Multi-Manager Global Equity Managed Volatility Fund–18

LVIP Multi-Manager Global Equity RPM Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

was below the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board noted that the investment management fee for the Fund was the same as the median management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2016, the Fund’s recent inception and assets under management and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP Multi-Manager Global Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Multi-Manager Global Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Multi-Manager Global Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Multi-Manager Global Equity Managed Volatility Fund–22

LVIP PIMCO Low Duration Bond Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP PIMCO Low Duration Bond Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 1.67% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Bank of America Merrill Lynch USD Treasuries 1-3 Year Index1, returned 0.54%.

In addition to the European Central Bank’s (ECB) highly anticipated foray into quantitative easing (QE), 2015 began with a host of global central banks re-embracing monetary easing. The U.S. Federal Reserve (Fed) remained an outlier as officials reiterated their desire to hike rates sometime later in the year, emphasizing the importance of incoming data. Some trends from 2014 lingered into first quarter 2015, including generalized U.S. dollar strength, lower oil prices, and lingering uncertainty as evidenced in the choppiness of risk assets.

During the second quarter, global deflation fears gradually receded as oil prices firmed and the outlook for growth brightened, particularly for developed economies. Markets were captivated by events in Greece, where the debt crisis worsened sharply, and China, where equity markets had a tumultuous quarter and policymakers expanded their easing efforts. Global interest rates rose and yield curves steepened, while risk assets such as equities, high yield and emerging markets (EM) ended the quarter on a weaker note.

In the third quarter, a cascade of negative headlines soured global risk sentiment and generated market volatility across assets. Rising concern over the outlook for Chinese growth sent commodity prices, inflation expectations and EM assets tumbling. The subsequent rise in global financial market volatility to multi-year highs drove developed market central banks to reiterate their commitment to accommodative policies and convinced the Fed not to hike rates at its September meeting. Despite the headlines and financial market turmoil, economic growth in the U.S. remained robust.

The fourth quarter brought some respite as economic fundamentals strengthened and sentiment stabilized. The improving backdrop was sufficient to give the Fed the confidence to lift policy rates for the first time in nearly a decade. While markets first responded to the long-awaited liftoff with a sense of relief, they remained on edge heading into year-end, both due to oil prices and widening high yield spreads, which generated fears of reduced market liquidity following a distressed debt mutual fund closure.

U.S. interest rate strategies added to performance; an underweight to the front-end of the curve was particularly beneficial as the Fed moved off the zero bound in December. These positions were partially implemented using futures, options, swaps, and swaptions. Positions benefitting from rising rates in the U.K. contributed to returns, as did exposure to interest rates in Italy. Exposure to front-end core European rates also added to performance, as the curve steepened. The positions in U.K., Italian, and core European rates were implemented using futures.

In currency space, long U.S. dollar positions versus the euro and yen contributed to returns as these currencies depreciated. Moving to spread sectors, security and sector selection within investment grade and high yield credit as well as EM external debt added to returns despite general spread widening.

Jerome M. Schneider

PIMCO

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/14 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,187 for the Standard Class shares and to $10,146 for the Service Class shares. For comparison, look at how the Bank of America Merrill Lynch USD Treasuries 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,089. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+ 1.67%
Inception (5/1/14)	+ 1.12%
Service Class Shares
One Year	+ 1.42%
Inception (5/1/14)	+ 0.87%
1	Bank of America Merrill Lynch USD Treasuries 1-3 Year Index is a subset of The BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$1,001.80	0.59%	$2.98
Service Class Shares	1,000.00	1,000.50	0.84%	4.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.23	0.59%	$3.01
Service Class Shares	1,000.00	1,020.97	0.84%	4.28

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Agency Obligation	0.97%
Commercial Mortgage-Backed Securities	5.30%
Corporate Bonds	74.39%
Aerospace & Defense	0.54%
Air Freight & Logistics	0.37%
Airlines	0.62%
Auto Components	0.35%
Automobiles	7.84%
Banks	13.36%
Beverages	0.07%
Biotechnology	0.54%
Building Products	0.42%
Capital Markets	5.83%
Chemicals	0.10%
Commercial Services & Supplies	0.57%
Communications Equipment	0.70%
Construction & Engineering	0.19%
Consumer Finance	4.87%
Diversified Consumer Services	0.64%
Diversified Financial Services	2.51%
Diversified Telecommunication Services	5.62%
Electric Utilities	2.00%
Energy Equipment & Services	0.76%
Food & Staples Retailing	0.66%
Food Products	0.45%
Gas Utilities	0.12%
Health Care Equipment & Supplies	2.10%
Health Care Providers & Services	0.43%
Hotels, Restaurants & Leisure	0.37%
Household Durables	0.77%
Insurance	0.27%
Internet Software & Services	0.47%
IT Services	0.14%
Life Sciences Tools & Services	0.37%
Media	2.20%
Metals & Mining	0.87%
Multi-Utilities	0.03%
Oil, Gas & Consumable Fuels	8.47%
Paper & Forest Products	0.61%
Pharmaceuticals	2.27%
Road & Rail	0.59%
Semiconductors & Semiconductor Equipment	0.20%
Software	0.30%
Technology Hardware, Storage & Peripherals	0.35%
Tobacco	1.82%
Wireless Telecommunication Services	2.63%

Security Type/Sector	Percentage of Net Assets

Municipal Bonds	0.61%
Non-Agency Asset-Backed Securities	8.69%
Non-Agency Collateralized Mortgage Obligations	0.55%
Senior Secured Loans	0.92%
Sovereign Bonds	7.15%
U.S. Treasury Obligations	30.70%
Preferred Stock	0.02%
Option Purchased	0.01%
Money Market Fund	0.16%
Short-Term Investments	1.65%
Total Value of Securities	131.12%
Options Written	(0.18%)
Liabilities Net of Receivables and Other Assets	(30.94%)
Total Net Assets	100.00%

IT–Information Technology

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments

December 31, 2015

	Principal Amount°	Value (U.S. $)

AGENCY OBLIGATION–0.97%
Fannie Mae 1.375% 4/27/18	10,000,000	$9,982,480

Total Agency Obligation (Cost $10,008,814)		9,982,480

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.30%
BAMLL Commercial Mortgage Securities Trust
#•Series 2014-FL1 A 144A 1.731% 12/15/31	2,000,000	1,995,885
#•Series 2014-ICTS XCP 144A 0.83% 6/15/16	151,650,000	559,589
#•Series 2015-ASHF A 144A 1.551% 1/15/28	850,000	847,527
•Banc of America Commercial Mortgage Trust Series 2006-4 A1A 5.617% 7/10/46	690,597	696,634
#•BBCMS Trust Series 2015-RRI A 144A 1.481% 5/15/32	6,700,000	6,643,059
•COBALT Commercial Mortgage Trust Series 2007-C3 A1A 5.766% 5/15/46	2,585,623	2,703,336
#•COMM Mortgage Trust Series 2014-KYO A 144A 1.201% 6/11/27	3,200,000	3,162,868
#•Credit Suisse First Boston Mortgage Securities Series 2004-C2 J 144A 5.362% 5/15/36	500,000	536,661
#Hilton USA Trust Series 2013-HLT AFX 144A 2.662% 11/5/30	7,000,000	7,005,243
JPMorgan Chase Commercial Mortgage Securities Trust
#Series 2002-CIB5 H 144A 5.50% 10/12/37	576,604	591,206
•Series 2006-CIB15 A1A 5.811% 6/12/43	4,089,773	4,121,568
•LB-UBS Commercial Mortgage Trust Series 2006-C4 A4 5.82% 6/15/38	2,476,909	2,498,621
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5 A1 0.916% 8/15/45	476,543	475,691
Morgan Stanley Capital I Trust Series 2007-IQ16 A4 5.809% 12/12/49	3,400,015	3,551,650
#Selkirk Series 3 A 144A 1.86% 12/20/41	3,601,639	3,592,959
Wachovia Bank Commercial Mortgage Trust
#•Series 2006-C28 A4FL 144A 0.501% 10/15/48	7,703,832	7,641,842

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust (continued)
#•Series 2007-C32 A4FL 144A 0.374% 6/15/49	6,600,000	$6,510,177
Wells Fargo Commercial Mortgage Trust Series 2012-LC5 A1 0.687% 10/15/45	633,744	630,358
WF-RBS Commercial Mortgage Trust Series 2012-C9 A1 0.673% 11/15/45	798,730	793,322

Total Commercial Mortgage-Backed Securities (Cost $56,622,207)		54,558,196

CORPORATE BONDS–74.39%
Aerospace & Defense–0.54%
Embraer Overseas 6.375% 1/24/17	1,500,000	1,552,500
Penerbangan Malaysia 5.625% 3/15/16	4,000,000	4,032,344

		5,584,844

Air Freight & Logistics–0.37%
#@Aviation Capital Group 144A 2.875% 9/17/18	3,800,000	3,782,946

		3,782,946

Airlines–0.62%
¿UAL 2009-1 Pass Through Trust 10.40% 11/1/16	2,100,064	2,228,987
¿UAL 2009-2A Pass Through Trust 9.75% 1/15/17	3,943,696	4,165,529

		6,394,516

Auto Components–0.35%
Delphi Automotive 3.15% 11/19/20	3,600,000	3,599,377

		3,599,377

Automobiles–7.84%
Daimler Finance North America
#•144A 0.837% 3/10/17	2,655,000	2,641,587
#144A 1.375% 8/1/17	3,000,000	2,973,561
#144A 1.65% 3/2/18	1,000,000	988,336
#144A 1.65% 5/18/18	2,600,000	2,564,232
#144A 2.00% 8/3/18	8,525,000	8,471,318
#144A 2.70% 8/3/20	1,500,000	1,485,739
•¥Ford Motor Credit 1.332% 3/12/19	10,200,000	9,992,726
General Motors 3.50% 10/2/18	5,200,000	5,265,208

LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Automobiles (continued)
General Motors Financial •1.681% 4/10/18	2,500,000	$2,482,598
•1.881% 1/15/20	800,000	787,904
2.625% 7/10/17	600,000	602,051
3.00% 9/25/17	4,500,000	4,519,130
3.25% 5/15/18	2,500,000	2,513,933
4.75% 8/15/17	2,770,000	2,872,055
#Harley-Davidson Financial Services 144A 3.875% 3/15/16	1,400,000	1,409,442
#Hyundai Capital America 144A 1.45% 2/6/17	3,000,000	2,986,797
Hyundai Capital Services •1.333% 3/18/17	3,000,000	2,992,197
#•144A 1.333% 3/18/17	1,135,000	1,132,048
Kia Motors 3.625% 6/14/16	1,590,000	1,603,197
Nissan Motor Acceptance #•144A 1.303% 9/26/16	4,800,000	4,799,899
#144A 1.95% 9/12/17	3,180,000	3,186,522
RCI Banque 4.60% 4/12/16	760,000	766,509
#144A 4.60% 4/12/16	3,943,000	3,976,772
Volkswagen Group of America Finance
#•144A 0.598% 5/23/16	1,800,000	1,787,413
#•144A 0.748% 5/23/17	3,100,000	3,008,531
#•Volkswagen International Finance 144A 0.804% 11/18/16	5,000,000	4,927,170

		80,736,875

Banks–13.36%
Abbey National Treasury Services 2.35% 9/10/19	2,100,000	2,103,839
#Banco Bradesco 144A 4.50% 1/12/17	2,000,000	2,030,200
#Banco Continental via Continental Senior Trustees II 144A 5.75% 1/18/17	2,000,000	2,060,000
#Banco Nacional de Desenvolvimento Economico e Social 144A 3.375% 9/26/16	700,000	694,750
#Banco Santander Brasil 144A 4.25% 1/14/16	5,000,000	4,994,115
#•Banco Santander Chile 144A 1.915% 1/19/16	1,000,000	999,500
Bank of America
•1.003% 8/25/17	1,000,000	998,904
5.30% 3/15/17	4,300,000	4,474,485
#Bank of Tokyo-Mitsubishi UFJ 144A 2.35% 2/23/17	1,000,000	1,007,261
BBVA Bancomer 4.50% 3/10/16	2,950,000	2,965,724

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
#144A 4.50% 3/10/16		200,000	$201,065
BPCE •1.156% 6/17/17		3,250,000	3,244,998
•1.375% 3/6/17	GBP	2,500,000	3,695,602
CIT Group 4.25% 8/15/17		5,200,000	5,330,000
5.25% 3/15/18		500,000	517,500
•Citigroup 1.63% 10/26/20		6,400,000	6,462,310
Credit Agricole #•144A 1.047% 6/12/17		3,500,000	3,491,135
#•144A 1.457% 6/10/20		1,100,000	1,100,389
#Credit Suisse Group Funding Guernsey 144A 3.80% 9/15/22		6,500,000	6,504,394
•DBS Bank 0.931% 7/15/21		6,700,000	6,704,033
@Depfa ACS Bank 5.75% 3/28/17		1,100,000	1,156,701
Eksportfinans 2.375% 5/25/16		6,500,000	6,508,613
5.50% 6/26/17		2,000,000	2,084,880
•HBOS 1.152% 9/6/17		4,000,000	3,981,992
•HSBC USA 0.969% 11/13/19		4,500,000	4,436,964
Intesa Sanpaolo 2.375% 1/13/17		1,800,000	1,806,305
3.125% 1/15/16		1,500,000	1,500,759
•JPMorgan Chase 1.271% 1/23/20		8,000,000	8,014,280
KEB Hana Bank 1.375% 2/5/16		4,200,000	4,200,176
•1.469% 11/9/16		750,000	752,992
3.50% 10/25/17		3,300,000	3,368,640
Macquarie Bank #•144A 1.444% 7/29/20		4,000,000	4,009,344
#@144A 4.875% 6/10/25		1,300,000	1,285,440
#144A 5.00% 2/22/17		50,000	51,727
Mizuho Bank #•@144A 1.243% 3/26/18		3,800,000	3,785,913
#144A 2.45% 4/16/19		2,100,000	2,102,581
Regions Bank 7.50% 5/15/18		250,000	277,937
•Royal Bank of Scotland Group 9.50% 3/16/22		1,363,000	1,478,593
•Santander Bank 1.251% 1/12/18		5,000,000	4,966,625
Shinhan Bank •1.267% 4/8/17		2,000,000	1,999,336
#•144A 1.267% 4/8/17		1,000,000	999,668
#@Standard Chartered 144A 2.40% 9/8/19		6,000,000	5,917,920
Standard Chartered Bank Hong Kong 5.875% 6/24/20		100,000	110,826
•U.S. Bank 0.803% 10/28/19		5,000,000	4,968,180
•United Overseas Bank 2.875% 10/17/22		1,200,000	1,204,534

LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banks (continued)
•Wells Fargo 0.902% 9/14/18	7,000,000	$6,950,860

		137,501,990

Beverages–0.07%
#SABMiller Holdings 144A 2.45% 1/15/17	700,000	705,499

		705,499

Biotechnology–0.54%
Gilead Sciences 2.55% 9/1/20	5,600,000	5,601,534

		5,601,534

Building Products–0.42%
Masco 6.125% 10/3/16	4,150,000	4,284,792

		4,284,792

Capital Markets–5.83%
Bear Stearns 7.25% 2/1/18	3,700,000	4,082,617
Goldman Sachs Group •¥1.476% 4/23/20	15,000,000	15,037,740
•1.712% 9/15/20	2,000,000	2,006,604
•¥2.012% 11/29/23	5,000,000	5,053,515
Industrial Bank of Korea 2.375% 7/17/17	2,250,000	2,265,766
Korea Development Bank •0.945% 1/22/17	4,000,000	4,002,664
2.25% 8/7/17	2,200,000	2,213,820
3.875% 5/4/17	2,000,000	2,052,710
4.00% 9/9/16	1,285,000	1,309,522
Macquarie Group 3.00% 12/3/18	6,000,000	6,059,544
@7.625% 8/13/19	6,000,000	6,876,594
#@144A 7.625% 8/13/19	1,000,000	1,146,099
Morgan Stanley 5.50% 1/26/20	2,700,000	2,975,184
6.625% 4/1/18	400,000	438,842
UBS •1.002% 8/14/19	500,000	496,554
•1.264% 6/1/20	4,000,000	3,988,888

		60,006,663

Chemicals–0.10%
LyondellBasell Industries 5.00% 4/15/19	1,000,000	1,064,547

		1,064,547

Commercial Services & Supplies–0.57%
#Adani Ports & Special Economic Zone 144A 3.50% 7/29/20	2,200,000	2,171,477
#AP Moeller - Maersk 144A 2.875% 9/28/20	2,500,000	2,476,950

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
#Penske Truck Leasing 144A 2.50% 3/15/16	1,200,000	$1,202,134

		5,850,561

Communications Equipment–0.70%
QUALCOMM 3.00% 5/20/22	7,300,000	7,233,081

		7,233,081

Construction & Engineering–0.19%
#Korea Land & Housing 144A 1.875% 8/2/17	1,000,000	998,447
#SBA Tower Trust 144A 3.598% 4/15/18	1,000,000	998,220

		1,996,667

Consumer Finance–4.87%
AerCap Ireland Capital 2.75% 5/15/17	4,400,000	4,383,500
Ally Financial 2.75% 1/30/17	200,000	200,000
3.50% 7/18/16	2,100,000	2,110,500
5.50% 2/15/17	7,400,000	7,640,500
American Express Credit 1.55% 9/22/17	3,000,000	2,999,553
•BMW U.S. Capital 0.756% 6/2/17	200,000	198,810
BOC Aviation 2.875% 10/10/17	1,300,000	1,305,905
•HSBC Finance 0.844% 6/1/16	8,000,000	7,986,496
International Lease Finance 5.75% 5/15/16	4,400,000	4,466,000
8.75% 3/15/17	1,800,000	1,921,500
LeasePlan #@144A 2.50% 5/16/18	3,191,000	3,144,517
#144A 2.875% 1/22/19	5,770,000	5,699,825
#@144A 3.00% 10/23/17	6,000,000	6,020,760
Synchrony Financial 1.875% 8/15/17	2,000,000	1,991,616

		50,069,482

Diversified Consumer Services–0.64%
Hutchison Whampoa International 11 3.50% 1/13/17	1,000,000	1,017,428
#144A 3.50% 1/13/17	1,000,000	1,017,428
#Hutchison Whampoa International 12 II 144A 2.00% 11/8/17	1,000,000	1,001,371
#Hutchison Whampoa International 14 144A 1.625% 10/31/17	3,600,000	3,572,903

		6,609,130

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services–2.51%
•American Express Credit 1.114% 11/5/18	3,000,000	$3,002,229
#@Cantor Fitzgerald 144A 6.50% 6/17/22	1,000,000	1,041,842
#Denali Borrower 144A 5.625% 10/15/20	2,075,000	2,178,750
McGraw Hill Financial 3.30% 8/14/20	2,400,000	2,423,035
Mitsubishi UFJ Trust & Banking #@144A 2.45% 10/16/19	3,300,000	3,291,067
#144A 2.65% 10/19/20	5,200,000	5,200,437
•Synchrony Financial 1.564% 2/3/20	3,400,000	3,349,561
UBS Group Funding Jersey #•144A 2.034% 9/24/20	1,500,000	1,507,130
#144A 2.95% 9/24/20	3,900,000	3,867,813

		25,861,864

Diversified Telecommunication Services–5.62%
AT&T •1.023% 3/30/17	6,600,000	6,585,077
•1.162% 3/11/19	750,000	745,201
•1.533% 6/30/20	3,000,000	2,981,772
3.00% 6/30/22	2,400,000	2,345,866
KT #144A 1.75% 4/22/17	1,000,000	997,645
3.875% 1/20/17	6,000,000	6,107,862
#Ooredoo International Finance 144A 3.375% 10/14/16	3,000,000	3,036,660
Orange 5.00% 5/12/16 GBP	1,700,000	2,542,154
Telefonica Emisiones •1.243% 6/23/17	1,475,000	1,467,088
3.992% 2/16/16	1,560,000	1,564,337
6.221% 7/3/17	2,070,000	2,200,702
6.421% 6/20/16	7,000,000	7,161,679
Verizon Communications •¥1.296% 6/17/19	10,204,000	10,143,327
•¥2.252% 9/14/18	9,750,000	9,989,889

		57,869,259

Electric Utilities–2.00%
•Cheung Kong Infrastructure Finance BVI 1.27% 6/20/17	3,500,000	3,484,478
Dominion Gas Holdings 2.50% 12/15/19	1,000,000	999,480
#Enel Finance International 144A 6.25% 9/15/17	828,000	882,622
FirstEnergy 2.75% 3/15/18	2,950,000	2,964,936
#Kentucky Power 144A 6.00% 9/15/17	3,700,000	3,944,281
#Korea East-West Power 144A 2.50% 7/16/17	1,000,000	1,005,706

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Korea Hydro & Nuclear Power #•144A 1.158% 5/22/17	1,000,000	$999,444
#144A 2.875% 10/2/18	1,750,000	1,775,043
Korea Western Power 3.125% 5/10/17	2,800,000	2,843,159
#144A 3.125% 5/10/17	200,000	203,083
Pennsylvania Electric 5.20% 4/1/20	1,400,000	1,493,897

		20,596,129

Energy Equipment & Services–0.76%
Weatherford International 5.50% 2/15/16	7,800,000	7,770,750

		7,770,750

Food & Staples Retailing–0.66%
CVS Health 2.80% 7/20/20	1,700,000	1,709,415
3.50% 7/20/22	1,000,000	1,019,002
Walgreens Boots Alliance •0.814% 5/18/16	600,000	597,972
1.75% 11/17/17	3,000,000	2,995,512
#Wesfarmers 144A 1.874% 3/20/18	500,000	496,566

		6,818,467

Food Products–0.45%
#Kraft Heinz Foods 144A 2.00% 7/2/18	3,600,000	3,585,172
Tyson Foods 2.65% 8/15/19	1,000,000	1,001,391

		4,586,563

Gas Utilities–0.12%
#Korea Gas 144A 2.25% 7/25/17	1,200,000	1,207,708

		1,207,708

Health Care Equipment & Supplies–2.10%
Becton Dickinson •0.962% 6/15/16	7,500,000	7,497,323
2.675% 12/15/19	1,000,000	1,006,380
Boston Scientific 2.65% 10/1/18	3,500,000	3,520,709
3.375% 5/15/22	4,800,000	4,741,944
Medtronic 2.50% 3/15/20	3,200,000	3,224,621
Zimmer Biomet Holdings 2.00% 4/1/18	1,600,000	1,591,006

		21,581,983

Health Care Providers & Services–0.43%
Anthem 1.875% 1/15/18	200,000	199,231
Cardinal Health 1.95% 6/15/18	1,800,000	1,796,378
Express Scripts Holding 2.25% 6/15/19	60,000	59,696
Humana 2.625% 10/1/19	1,000,000	1,003,417

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
#Universal Health Services 144A 3.75% 8/1/19	1,300,000	$1,327,625

		4,386,347

Hotels, Restaurants & Leisure–0.37%
Wyndham Worldwide 2.50% 3/1/18	1,000,000	996,304
2.95% 3/1/17	2,824,000	2,841,918

		3,838,222

Household Durables–0.77%
D.R. Horton 3.75% 3/1/19	2,000,000	2,005,000
4.00% 2/15/20	2,100,000	2,122,470
Mohawk Industries 6.125% 1/15/16	1,361,000	1,362,449
Toll Brothers Finance 8.91% 10/15/17	1,800,000	2,016,000
Whirlpool 1.65% 11/1/17	400,000	398,111

		7,904,030

Insurance–0.27%
#TIAA Asset Management Finance 144A 2.95% 11/1/19	2,800,000	2,808,100

		2,808,100

Internet Software & Services–0.47%
eBay 1.35% 7/15/17	4,900,000	4,863,054

		4,863,054

IT Services–0.14%
Fidelity National Information Services 2.85% 10/15/18	1,400,000	1,405,876

		1,405,876

Life Sciences Tools & Services–0.37%
Thermo Fisher Scientific 3.30% 2/15/22	3,800,000	3,795,869

		3,795,869

Media–2.20%
#CCO Safari II 144A 4.464% 7/23/22	6,000,000	5,985,786
#Cox Communications 144A 5.875% 12/1/16	1,100,000	1,137,487
DISH DBS 7.125% 2/1/16	7,650,000	7,678,687
#Pearson Funding Two 144A 4.00% 5/17/16	3,235,000	3,258,153
Scripps Networks Interactive 3.50% 6/15/22	2,600,000	2,505,186
Sky #@144A 2.625% 9/16/19	1,000,000	996,251
#144A 6.10% 2/15/18	1,000,000	1,077,383

		22,638,933

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Metals & Mining–0.87%
Freeport-McMoRan 2.30% 11/14/17	2,600,000	$2,226,250
#Glencore Funding 144A 1.70% 5/27/16	6,800,000	6,766,000

		8,992,250

Multi-Utilities–0.03%
DTE Energy 2.40% 12/1/19	300,000	299,003

		299,003

Oil, Gas & Consumable Fuels–8.47%
•BG Energy Capital 6.50% 11/30/72	4,200,000	4,441,303
•Canadian Natural Resources 0.978% 3/30/16	3,150,000	3,143,193
CNOOC Nexen Finance 2014 1.625% 4/30/17	500,000	497,433
•ConocoPhillips 1.262% 5/15/22	4,800,000	4,736,069
Energy Transfer Partners 9.00% 4/15/19	2,000,000	2,202,072
9.70% 3/15/19	851,000	937,877
Freeport-McMoran Oil & Gas 6.625% 5/1/21	1,200,000	735,000
#Harvest Operations 144A 2.125% 5/14/18	1,000,000	996,930
#IPIC GMTN 144A 3.75% 3/1/17	2,000,000	2,043,000
Kinder Morgan 2.00% 12/1/17	1,200,000	1,156,723
4.30% 6/1/25	200,000	173,124
7.00% 6/15/17	2,100,000	2,164,000
7.25% 6/1/18	1,000,000	1,038,946
Kinder Morgan Energy Partners 3.50% 3/1/16	1,000,000	1,003,254
5.80% 3/1/21	700,000	697,558
6.00% 2/1/17	4,000,000	4,047,796
#Kinder Morgan Finance 144A 6.00% 1/15/18	1,800,000	1,815,727
Korea National Oil 3.125% 4/3/17	2,250,000	2,285,930
#144A 3.125% 4/3/17	1,500,000	1,523,954
4.00% 10/27/16	3,650,000	3,725,237
Marathon Oil 2.70% 6/1/20	1,000,000	882,636
6.00% 10/1/17	3,450,000	3,518,117
Petrobras Global Finance •1.99% 5/20/16	2,900,000	2,834,750
•2.461% 1/15/19	400,000	305,000
•2.886% 3/17/17	6,300,000	5,788,125
•3.406% 3/17/20	800,000	570,000
Petroleos Mexicanos 5.75% 3/1/18	1,000,000	1,043,500

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources 6.65% 3/15/17	2,422,000	$2,501,340
6.875% 5/1/18	800,000	850,339
Plains All American Pipeline 2.60% 12/15/19	2,300,000	2,041,485
#Rockies Express Pipeline 144A 6.85% 7/15/18	900,000	886,500
Sabine Pass LNG 7.50% 11/30/16	6,200,000	6,200,000
Sinopec Group Overseas Development 2014 •1.101% 4/10/17	400,000	399,509
#•144A 1.101% 4/10/17	6,500,000	6,492,025
•1.241% 4/10/19	200,000	199,010
#144A 1.75% 4/10/17	3,000,000	2,991,054
Southwestern Energy 4.05% 1/23/20	200,000	145,250
7.50% 2/1/18	1,000,000	851,250
•Statoil 0.804% 11/8/18	2,168,000	2,152,507
Tennessee Gas Pipeline 7.50% 4/1/17	2,212,000	2,272,496
Woodside Finance #144A 3.65% 3/5/25	800,000	709,910
#144A 4.60% 5/10/21	1,900,000	1,928,435
#144A 8.75% 3/1/19	2,000,000	2,296,132

		87,224,496

Paper & Forest Products–0.61%
Georgia-Pacific #144A 2.539% 11/15/19	4,400,000	4,378,682
#144A 5.40% 11/1/20	1,700,000	1,877,203

		6,255,885

Pharmaceuticals–2.27%
AbbVie 1.75% 11/6/17	3,000,000	2,995,521
2.50% 5/14/20	800,000	792,769
3.20% 11/6/22	1,600,000	1,577,330
Actavis 1.875% 10/1/17	3,290,000	3,287,480
Actavis Funding •1.757% 3/12/20	2,500,000	2,511,453
1.85% 3/1/17	2,800,000	2,805,816
3.00% 3/12/20	3,900,000	3,906,649
#Forest Laboratories 144A 4.375% 2/1/19	1,400,000	1,467,659
Mylan 1.35% 11/29/16	1,000,000	991,835
1.80% 6/24/16	1,725,000	1,724,089
Zoetis 3.45% 11/13/20	1,300,000	1,302,935

		23,363,536

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Road & Rail–0.59%
#@Asciano Finance 144A 5.00% 4/7/18	3,000,000	$3,090,411
#•@Kansas City Southern 144A 1.023% 10/28/16	3,000,000	2,964,879

		6,055,290

Semiconductors & Semiconductor Equipment–0.20%
Broadcom 2.50% 8/15/22	1,000,000	994,556
KLA-Tencor 3.375% 11/1/19	1,000,000	1,011,159

		2,005,715

Software–0.30%
Symantec 2.75% 6/15/17	3,100,000	3,097,033

		3,097,033

Technology Hardware, Storage & Peripherals–0.35%
Hewlett Packard Enterprise #144A 2.45% 10/5/17	1,800,000	1,799,239
#144A 2.85% 10/5/18	1,800,000	1,800,176

		3,599,415

Tobacco–1.82%
#•BAT International Finance 144A 1.022% 6/15/18	2,000,000	1,998,488
Imperial Tobacco Finance 2.05% 2/11/18	1,500,000	1,493,972
#144A 2.05% 2/11/18	800,000	796,785
#144A 2.05% 7/20/18	6,079,000	6,049,000
#@144A 2.95% 7/21/20	1,500,000	1,504,529
Philip Morris International 3.25% 11/10/24	400,000	402,574
Reynolds American 3.25% 6/12/20	2,000,000	2,034,694
3.50% 8/4/16	4,440,000	4,488,054

		18,768,096

Wireless Telecommunication Services–2.63%
•America Movil 1.502% 9/12/16	1,660,000	1,660,259
#Crown Castle Towers 144A 3.222% 5/15/22	4,500,000	4,439,970
SingTel Group Treasury 2.375% 9/8/17	9,000,000	9,105,822
Sprint Communications 6.00% 12/1/16	4,650,000	4,650,000
8.375% 8/15/17	4,800,000	4,735,200
9.125% 3/1/17	2,400,000	2,448,000

		27,039,251

Total Corporate Bonds (Cost $772,797,443)		765,655,628

MUNICIPAL BONDS–0.61%
Educational Enhancement Funding Series A 1.906% 6/1/17	3,300,000	3,319,569

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

MUNICIPAL BONDS (continued)
•State of Texas Series C-2 0.827% 6/1/19		3,000,000	$3,002,610

Total Municipal Bonds (Cost $6,308,986)			6,322,179

NON-AGENCY ASSET-BACKED SECURITIES–8.69%
Accredited Mortgage Loan Trust
•Series 2004-3 2A2 1.622% 10/25/34		26,401	26,287
•Series 2005-3 A1 0.46% 9/25/35		91,556	91,500
#•ALM VIII Series 2013-8A A1B 144A 1.967% 1/20/26		4,800,000	4,830,720
•Ameriquest Mortgage Securities Trust Series 2006-R2 A2B 0.602% 4/25/36		134,528	134,321
•Amortizing Residential Collateral Trust Series 2004-1 A5 1.422% 10/25/34		106,492	104,584
#•Babson CLO Series 2012-2A A1R 144A 1.602% 5/15/23		2,200,000	2,189,440
•Bear Stearns Asset-Backed Securities I Trust Series 2004-BO1 M4 1.622% 10/25/34		1,046,000	1,037,369
•Bear Stearns Asset-Backed Securities Trust Series 2003-2 A3 1.922% 3/25/43		105,952	103,556
California Republic Auto Receivables Trust Series 2014-4 A2 0.77% 9/15/17		1,895,857	1,893,789
#•Carlyle Global Market Strategies CLO Series 2012-1A AR 144A 1.547% 4/20/22		2,000,000	1,987,200
CIFC Funding #•Series 2011-1AR A1R 144A 1.615% 1/19/23		783,826	782,336
#•Series 2012-2A A1R 144A 1.802% 12/5/24		2,200,000	2,194,060
#•COA Summit CLO Series 2014-1A A1 144A 1.667% 4/20/23		1,705,124	1,696,598
•Cordatus CLO I Series 2006-1X A1 0.283% 1/30/24	EUR	5,738,764	6,192,660
#Dell Equipment Finance Trust Series 2014-1 A2 144A 0.64% 7/22/16		148,582	148,522
#•@Drug Royalty II Series 2014-1 A1 144A 3.139% 7/15/23		241,112	243,959
#•Dryden XXII Senior Loan Fund Series 2011-22A A1R 144A 1.491% 1/15/22		1,905,344	1,895,436

	Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
#@Eagle I Series 2014-1A A1 144A 2.57% 12/15/39		750,000	$743,906
#Exeter Automobile Receivables Trust Series 2014-2A A 144A 1.06% 8/15/18		11,413	11,382
#•Galaxy XI CLO Series 2011-11A A 144A 1.66% 8/20/22		2,317,263	2,311,239
#fGCAT Series 2015-2 A1 144A 3.75% 7/25/20		914,422	906,441
•GSAA Home Equity Trust Series 2004-11 2A2 1.062% 12/25/34		143,086	140,318
•Harbourmaster CLO 9 Series 9X A1E 0.227% 5/8/23	EUR	624,859	674,349
#•Highbridge Loan Management Series 2012-1AR A1R 144A 1.82% 9/20/22		4,889,568	4,862,675
•Jubilee CDO IV Series IV-X B1 0.776% 10/15/19	EUR	290,243	313,609
#•KVK CLO Series 2012-1A A 144A 1.691% 7/15/23		3,528,697	3,506,113
#•LCM X Series 10AR AR 144A 1.581% 4/15/22		2,341,387	2,331,319
#•LCM XII Series 12A AR 144A 1.575% 10/19/22		9,000,000	8,907,300
#•Madison Park Funding Series 2011-7A A 144A 1.762% 6/15/22		859,248	857,272
Navient Private Education Loan Trust
#•Series 2014-CTA A 144A 1.031% 9/16/24		814,700	804,573
#•Series 2015-AA A2B 144A 1.531% 12/15/28		2,500,000	2,475,535
#•Ocean Trails CLO I Series 2006-1A A1 144A 0.571% 10/12/20		1,009,649	992,182
#•OHA Credit Partners VI Series 2012-6A AR 144A 1.582% 5/15/23		5,747,010	5,709,080
#OneMain Financial Issuance Trust Series 2015-2A A 144A 2.57% 7/18/25		4,000,000	3,953,124
•Option One Mortgage Loan Trust Series 2005-5 A3 0.632% 12/25/35		1,001,098	993,789
Securitized Asset-Backed Receivables Trust Series 2006-OP1 0.525% 10/25/35		5,000,000	4,830,168

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
•SLM Private Credit Student Loan Trust Series 2005-A A3 0.712% 6/15/23		4,304,473	$4,140,316
•Specialty Underwriting & Residential Finance Trust Series 2005-AB1 M1 1.067% 3/25/36		314,333	309,630
#•Symphony CLO Series 2012-10AR AR 144A 1.586% 7/23/23		250,000	248,800
#•Symphony CLO VIII Series 2012-8AR AR 144A 1.419% 1/9/23		6,359,415	6,318,079
#•Venture XI CLO Series 2012-11AR AR 144A 1.662% 11/14/22		3,400,000	3,382,660
Voya CLO
#•Series 2012-2AR AR 144A 1.621% 10/15/22		2,000,000	1,992,200
#•Series 2012-3AR AR 144A 1.641% 10/15/22		600,000	595,320
•Wood Street CLO 1 Series I B 0.361% 11/22/21	EUR	1,500,000	1,568,923

Total Non-Agency Asset-Backed Securities (Cost $90,173,190)			89,432,639

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.55%
#•BCAP Trust Series 2009-RR4 9A1 144A 2.596% 10/26/35		82,702	82,039
Bear Stearns ARM Trust
•Series 2003-1 5A1 2.285% 4/25/33		91,425	91,292
•Series 2005-5 A1 2.32% 8/25/35		902,241	910,325
•Credit Suisse First Boston Mortgage Securities Series 2003-AR18 2A3 2.35% 7/25/33		17,184	17,009
•Eurosail-UK Series 2007-4X A2A 0.885% 6/13/45	GBP	1,089,096	1,595,309
•GSR Mortgage Loan Trust Series 2005-5F 8A1 0.922% 6/25/35		828,440	787,487
Merrill Lynch Mortgage Investors Trust
•Series 2003-A3 1A 2.286% 5/25/33		21,693	20,987
•Series 2005-2 1A 1.904% 10/25/35		56,225	54,516
•New York Mortgage Trust Series 2005-3 A1 0.662% 2/25/36		1,489,158	1,383,489

	Principal Amount°		Value (U.S. $)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Prime Mortgage Trust Series 2004-CL1 2A2 0.822% 2/25/19		118	$117
•Sequoia Mortgage Trust Series 2004-6 A1 1.952% 7/20/34		15,929	15,614
•Structured Adjustable Rate Mortgage Loan Trust Series 2004-6 3A2 2.542% 6/25/34		214,105	213,976
•Structured Asset Mortgage Investments II Trust Series 2005-AR5 A3 0.652% 7/19/35		532,474	508,583

Total Non-Agency Collateralized Mortgage Obligations (Cost $5,740,870)			5,680,743

«SENIOR SECURED LOANS–0.92%
Avago Technologies Cayman Finance Tranche B 1st Lien 4.25% 2/1/23		1,400,000	1,387,862
Community Health Systems Tranche F 1st Lien 3.657% 12/31/18		4,069,250	4,022,616
FCA U.S. Tranche B 1st Lien 3.50% 5/24/17		4,057,513	4,049,905

Total Senior Secured Loans (Cost $9,518,586)			9,460,383

ΔSOVEREIGN BONDS–7.15%
Brazil–2.17%
≠Brazil Letras do Tesouro Nacional 12.731% 7/1/16	BRL	94,900,000	22,351,983

			22,351,983

Japan–2.86%
≠Japan Treasury Discount Bill 0.00% 1/20/16	JPY	10,000,000	83,194
0.00% 1/25/16	JPY	2,930,000,000	24,375,991
0.00% 3/7/16	JPY	600,000,000	4,991,880

			29,451,065

Mexico–2.12%
Mexican Bonos 8.50% 12/13/18	MXN	341,000,000	21,780,624

			21,780,624

Total Sovereign Bonds (Cost $78,357,272)			73,583,672

U.S. TREASURY OBLIGATIONS–30.70%
×U.S. Treasury Inflation Indexed Note 0.125% 4/15/20		21,734,268	21,473,196

LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
¥U.S. Treasury Note 0.75% 10/31/17	296,000,000	$294,456,360

Total U.S. Treasury Obligations (Cost $316,295,760)		315,929,556

	Number of Shares
PREFERRED STOCK–0.02%
•Citigroup Capital XIII 6.692%	8,500	220,915

Total Preferred Stock (Cost $229,075)		220,915

	Number of Contracts
OPTION PURCHASED–0.01%
Futures Call Options–0.01%
U.S. Treasury 10 yr Notes exercise price $128, expiration date 2/19/16 (CSFB)	385	90,234

Total Option Purchased (Cost $199,001)		90,234

	Number of Shares
MONEY MARKET FUND–0.16%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,636,676	1,636,676

Total Money Market Fund (Cost $1,636,676)		1,636,676

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–1.65%
≠Discounted Commercial Paper–1.44%
Electricite De France 1.535% 1/9/17	15,000,000	$14,760,625

		14,760,625

Repurchase Agreements–0.21%
Merrill Lynch Pierce Fenner & Smith U.S. Treasury Bond 0.58%, dated 12/31/15, to be repurchased on 1/4/16, repurchase price $2,200,142 (collateralized by U.S. government obligations 2.13% 12/31/22; market value $2,246,466)	2,200,000	2,200,000

		2,200,000

Total Short Term Investments (Cost $16,964,692)		16,960,625

TOTAL VALUE OF SECURITIES–131.12% (Cost $1,364,852,572)		1,349,513,926

	Number of Contracts
OPTIONS WRITTEN–(0.18%)
Futures Call Options–(0.09%)
IMM Eurodollar Futures exercise price $98.75, expiration date 12/19/16 (CSFB)	(2,017)	(945,469)

		(945,469)

Futures Put Options–(0.09%)
IMM Eurodollar Futures exercise price $98.75, expiration date 12/19/16 (CSFB)	(2,017)	(844,619)
U.S. Treasury 5 yr Notes exercise price $117.75, expiration date 2/19/16 (CSFB)	(144)	(43,875)

		(888,494)

Total Options Written (Premium received $3,049,584)		(1,833,963)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(30.94%)		(318,415,118)

NET ASSETS APPLICABLE TO 103,459,011 SHARES OUTSTANDING–99.82%		$1,029,264,845

LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $339,988,313, which represents 33.03% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $46,993,734, which represents 4.57% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), or (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2015.

×	Fully or partially pledged as collateral for reverse repurchase agreements and derivatives.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for reverse repurchase agreements.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2015.

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts were outstanding at December 31, 2015:

Foreign Currency Exchange Contracts1

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNP	BRL	(42,000,000)	USD	12,322,135	7/5/16	$2,352,035
BNP	JPY	1,177,000,000	USD	(9,545,869)	1/5/16	247,197
BNP	JPY	(2,940,000,000)	USD	24,736,482	1/25/16	264,091
BNP	JPY	(600,000,000)	USD	4,903,663	3/7/16	(95,785)
GSC	BRL	(20,000,000)	USD	4,904,605	7/5/16	156,938
GSC	GBP	(298,000)	USD	455,494	2/11/16	16,128
GSC	JPY	(2,299,800,000)	USD	18,827,670	1/5/16	(307,498)
GSC	JPY	1,006,500,000	USD	(8,170,936)	2/12/16	210,274
GSC	MXN	(392,491,000)	USD	22,888,975	3/14/16	236,595
JPMC	AUD	(15,103,000)	USD	10,608,561	2/11/16	(375,692)
JPMC	BRL	(32,900,000)	USD	7,863,288	7/5/16	53,376
JPMC	CAD	(943,000)	USD	710,907	2/11/16	29,450
JPMC	EUR	(41,259,000)	USD	44,556,588	2/11/16	(327,434)
JPMC	GBP	(5,942,000)	USD	9,017,916	2/11/16	257,133
JPMC	JPY	1,122,800,000	USD	(9,278,863)	1/5/16	63,239
JPMC	JPY	(1,122,800,000)	USD	9,284,115	2/2/16	(63,595)
JPMC	JPY	(1,119,100,000)	USD	9,094,349	2/12/16	(224,490)
JPMC	MXN	14,358,000	USD	(831,552)	3/14/16	(2,889)

						$2,489,073

LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Futures Contracts1

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
859	90Day Euribor	$232,842,918	$233,217,127	3/20/18	$374,209
(598)	90Day IMM Eurodollar	(146,690,634)	(146,465,150)	9/18/18	225,484
(297)	90Day IMM Eurodollar	(72,736,850)	(72,683,325)	12/18/18	53,525
(1,280)	90Day Sterling	(232,104,498)	(232,153,089)	3/22/18	(48,591)
1,144	Australia 3 yr Bonds	81,429,650	81,679,476	3/16/16	249,826
(412)	U.S. Treasury 5 yr Notes	(48,911,710)	(48,747,969)	4/1/16	163,741

					$1,018,194

Reverse Repurchase Agreements2

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
CAIC–U.S. Treasury Notes 0.75% 10/31/17	0.32%	12/22/2015	1/11/2016	$(9,962,500)	$(9,963,297)
CAIC–U.S. Treasury Notes 0.75% 10/31/17	0.33%	12/22/2015	1/7/2016	(7,870,375)	(7,871,024)
CAIC–U.S. Treasury Notes 0.75% 10/31/17	0.48%	12/22/2015	1/20/2016	(29,688,250)	(29,691,812)
CAIC–U.S. Treasury Inflation Indexed Notes 0.125% 4/15/20	0.48%	11/24/2015	1/5/2016	(10,793,625)	(10,799,094)
JPMC–U.S. Treasury Notes 0.75% 10/31/17	0.37%	11/17/2015	1/19/2016	(45,543,000)	(45,564,064)
JPMC–U.S. Treasury Notes 0.75% 10/31/17	0.38%	12/21/2015	1/5/2016	(1,095,875)	(1,095,979)
JPMC–U.S. Treasury Notes 0.75% 10/31/17	0.45%	12/21/2015	1/20/2016	(29,787,875)	(29,791,226)
JPMC–U.S. Treasury Notes 0.75% 10/31/17	0.65%	12/21/2015	1/4/2016	(38,056,750)	(38,062,934)
MLPFS–U.S. Treasury Notes 0.75% 10/31/17	0.60%	12/22/2015	1/22/2016	(36,363,125)	(36,368,580)
MLPFS–U.S. Treasury Notes 0.75% 10/31/17	0.70%	12/21/2015	1/8/2016	(81,693,000)	(81,696,177)
RBC–Bank of America Senior Notes 5.3% 3/15/17	0.62%	10/2/2015	1/6/2016	(2,879,000)	(2,914,266)
RBC–Goldman Sachs Group Senior Unsecured Notes 1.476% 4/23/20	0.68%	11/16/2015	1/20/2016	(22,131,000)	(22,167,787)
RBC–Ford Motor Credit Senior Unsecured Notes 1.332% 3/12/19	0.75%	12/22/2015	1/7/2016	(5,585,000)	(5,586,047)
RBC–Ford Motor Credit Senior Unsecured Notes 1.332% 3/12/19	0.78%	12/22/2015	01/14/2016	(13,407,000)	(13,412,229)

				$(334,856,375)	$(334,984,516)

LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Swap Contracts1

CDS Contracts

Counterparty	Swap Referenced Obligation	Notional Value[3]		Annual Protection Payments (Receipts)	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
	Protection Sold/Moody’s Rating:
BNP	Mexico La SP BPS 5.95% 3/19/19 / A3		2,200,000	1.00%	9/20/20	$(29,121)	$(33,359)
GSC	Volvo Treasury AB 5 yr Notes 5.00% 5/31/17 / Baa2	EUR	4,200,000	1.00%	9/20/20	(10,801)	559

							$(32,800)

Interest Rate Swap Contracts

Counterparty & Referenced Obligation	Notional Value[3]		Fixed Interest Rate Paid	Variable Interest Rate Received	Termination Date	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
CME - CSFB-1 yr IRS	CAD	254,300,000	1.000%	0.798%	12/15/17	$216,115	$87,430
CME - CSFB-2 yr IRS	MXN	817,700,000	4.340%	3.352%	9/28/17	114,947	(93,775)
CME - CSFB-7 yr IRS		4,800,000	2.250%	0.518%	12/16/22	41,765	(141,225)
LCH - CSFB-5 yr IRS		37,600,000	2.000%	0.518%	12/16/20	147,814	(657,885)
LCH - CSFB-7 yr IRS		14,000,000	2.250%	0.518%	12/16/22	158,581	(448,671)

							$(1,254,126)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts, and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

2See Note 1 in “Notes to Financial Statements.”

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:

ARM–Adjustable Rate Mortgage

AUD–Australian Dollar

BAML–Bank of America Merrill Lynch

BNP–Banque Paribas

BRL–Brazilian Real

CAD–Canadian Dollar

CAIC–Credit Agricole Corporate & Investment Bank

CDO– Collateralized Debt Obligation

CDS–Credit Default Swap

CITI–Citigroup Global Securities

CLO–Collateralized Loan Obligation

CME–Chicago Mercantile Exchange Inc.

CSFB–Credit Suisse First Boston

EUR–Euro

GBP–British Pound Sterling

GSC–Goldman Sachs Capital

HSBC–Hong Kong Shanghai Bank

IMM–International Monetary Market

IT–Information Technology

JPMC–JPMorgan Chase

JPY–Japanese Yen

LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund

Schedule of Investments (continued)

Summary of Abbreviations (continued):

LCH–London Clearing House

MLPFS–Merrill Lynch, Pierce, Fenner & Smith Inc.

MXN–Mexican Peso

MSC–Morgan Stanley Capital

RBC–Royal Bank of Canada

UBS–Union Bank of Switzerland

USD–U.S. Dollar

WF–Wells Fargo

ZAR–South African Rand

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments, at value	$1,349,423,692
Dividends and interest receivable	6,901,690
Cash	3,969,505
Unrealized appreciation on foreign currency exchange contracts	3,886,456
Cash collateral held at brokers for certain open derivates	3,830,518
Receivable for securities sold	3,252,469
Foreign currencies, at value	3,173,430
Receivable for fund shares sold	1,222,581
Net unrealized appreciation on futures contracts	1,018,194
Upfront payments paid on interest rate swap contracts	679,222
Options purchased, at value	90,234
Unrealized appreciation on interest rate swap contracts	87,430
Swap payments receivable	60,805
Foreign currencies collateral held at broker on futures contracts, at value	30,724
Unrealized appreciation on credit default swap contracts	559

TOTAL ASSETS	1,377,627,509

LIABILITIES:
Reverse repurchase agreements	334,856,375
Cash received as collateral for certain open derivatives	5,980,000
Options written, at value	1,833,963
Unrealized depreciation on foreign currency exchange contracts	1,397,383
Payable for securities purchased	1,386,000
Unrealized depreciation on interest rate swap contracts	1,341,556
Cash due to broker for futures contracts	564,409
Due to manager and affiliates	480,638
Payable for fund shares redeemed	187,200
Other accrued expenses	99,234
Swaps payment payable	86,195
Interest expense payable for reverse repurchase agreements	76,430
Upfront payments received on credit default swap contracts	39,922
Unrealized depreciation on credit default swap contracts	33,359

TOTAL LIABILITIES	348,362,664

TOTAL NET ASSETS	$1,029,264,845

Investments, at cost	$1,364,653,571
Foreign currencies, at cost	3,204,833
Options purchased, at cost	199,001
Foreign currencies collateral held at broker on futures contracts, at cost	30,724
Options written, premiums received	(3,049,584)

LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund

Statement of Assets and Liabilities (continued)

Standard Class:
Net Assets	$791,901,406
Shares Outstanding	79,604,156
Net Asset Value Per Share	$9.948

Service Class:
Net Assets	$237,363,439
Shares Outstanding	23,854,855
Net Asset Value Per Share	$9.950

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,037,526,721
Undistributed net investment income	3,046,077
Accumulated net realized gain on investments	650,780
Net unrealized depreciation of investments, foreign currencies and derivatives	(11,958,733)

Total net assets	$1,029,264,845

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest	$17,722,176
Dividends	84,793

17,806,969

EXPENSES:
Management fees	4,683,286
Distribution fees-Service Class	331,443
Accounting and administration expenses	221,473
Interest expense	221,062
Professional fees	63,192
Custodian fees	40,873
Pricing fees	36,273
Reports and statements to shareholders	22,044
Trustees’ fees and expenses	20,262
Consulting fees	2,229
Other	3,569

Total operating expenses	5,645,706

NET INVESTMENT INCOME	12,161,263

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	2,360,996
Security sold short	72
Foreign currencies	(3,807,963)
Foreign currency exchange contracts	8,054,258
Futures contracts	2,721,895
Options purchased	15,591
Options written	1,939,834
Swap contracts	(1,935,083)

Net realized gain	9,349,600

Net change in unrealized appreciation (depreciation) of:
Investments	(10,607,952)
Foreign currencies	(12,233)
Foreign currency exchange contracts	1,140,044
Futures contracts	2,306,462
Options purchased	(108,767)
Options written	1,215,621
Swap contracts	(1,186,203)

Net change in unrealized appreciation (depreciation)	(7,253,028)

NET REALIZED AND UNREALIZED GAIN	2,096,572

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,257,835

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,161,263	$2,848,981
Net realized gain	9,349,600	1,145,871
Net change in unrealized appreciation (depreciation)	(7,253,028)	(4,705,705)

Net increase (decrease) in net assets resulting from operations	14,257,835	(710,853)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(9,948,556)	(5,158,583)
Service Class	(2,265,464)	(258,384)
Net realized gain:
Standard Class	(2,314,791)	(1,127,684)
Service Class	(662,304)	(77,065)

	(15,191,115)	(6,621,716)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	85,067,290	785,795,931
Service Class	232,616,733	77,206,096
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	12,263,347	6,286,267
Service Class	2,927,768	335,449

	332,875,138	869,623,743

Cost of shares redeemed:
Standard Class	(86,054,244)	(5,607,336)
Service Class	(53,319,899)	(19,986,708)

	(139,374,143)	(25,594,044)

Increase in net assets derived from capital share transactions	193,500,995	844,029,699

NET INCREASE IN NET ASSETS	192,567,715	836,697,130
NET ASSETS:
Beginning of year	836,697,130	—

End of year	$1,029,264,845	$836,697,130

Undistributed (distributions in excess of) net investment income	$3,046,077	$(706,451)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund

Statement of Cash Flows

Year Ended December 31, 2015

Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$14,257,835

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	4,678,621,094
Proceeds from security sold short	1,195,500
Costs to cover security sold short	(1,195,428)
Purchases of long-term investments	(5,105,016,906)
Net purchases of short-term securities	(31,331,490)
Net amortization of premium/(discount) on investments	6,891,526
Net realized gain on sales of investments	(2,360,996)
Net realized gain on security sold short	(72)
Net realized loss on sales of investments due to changes in the foreign exchange rates	4,999,761
Net change in unrealized (appreciation) depreciation of investments	10,607,952
Net change in unrealized (appreciation) depreciation of swap contracts	1,186,203
Net change in unrealized (appreciation) depreciation of futures contracts	(2,306,462)
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	(1,140,044)
Net change in unrealized (appreciation) depreciation of options purchased	108,767
Net change in unrealized (appreciation) depreciation of options written	(1,215,621)
Costs of options purchased	(827,710)
Options purchased expired/exercised	628,709
Premiums on options written	9,163,364
Options written expired/exercised	(6,113,780)
Decrease in receivable for securities sold	12,428,229
Increase in dividends and interest receivable	(2,166,844)
Net amortization of up front payments on swap contracts	(15,515)
Premiums paid (received) for swap contracts	(347,545)
Decrease in cash received as collateral for open certain derivatives	4,330,000
Increase in cash collateral held at brokers for open certain derivatives	(3,830,518)
Decrease in cash collateral held at brokers for open futures contracts	1,035,720
Increase in cash due to broker for futures contracts	564,409
Decrease in foreign currencies pledged as collateral for open futures contracts	1,192,141
Increase in swaps interest payable	18,975
Decrease in payable for securities purchased	(14,269,061)
Decrease in variation margin payable on interest rate swap contracts	(126,321)
Increase in due to manager and affiliates	128,925
Increase in other accrued expenses	60,654
Increase in interest expense payable	76,016

Cash provided by (used for) operating activities	(424,768,533)

Cash provided by (used for) financing activities:
Proceeds from reverse repurchase agreements	4,596,362,607
Costs to cover reverse repurchase agreements	(4,344,302,607)
Proceeds from shares sold, net of amounts receivable	318,110,749
Shares redeemed, net of amounts payables	(139,197,101)

Cash provided by (used for) financing activities:	430,973,648

Net increase in cash	6,205,115
Cash and foreign currencies at beginning of year	937,820

Cash and foreign currencies at end of year	$7,142,935

Cash paid during the year for interest expenses	$145,046

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $15,191,115.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund

Financial Highlights

Select data for each share of the Fund outstanding throughout each period were as follows:

	LVIP PIMCO Low Duration Bond Fund Standard Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$9.939	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.134	0.062
Net realized and unrealized gain (loss)	0.032	(0.042)

Total from investment operations	0.166	0.020

Less dividends and distributions from:
Net investment income	(0.127)	(0.066)
Net realized gain	(0.030)	(0.015)

Total dividends and distributions	(0.157)	(0.081)

Net asset value, end of period	$9.948	$9.939

Total return[3]	1.67%	0.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$791,901	$779,587
Ratio of expenses to average net assets[4]	0.57%	0.57%
Ratio of net investment income to average net assets[5]	1.33%	0.92%
Portfolio turnover	489%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]

The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2015 and the period ended May 1, 2014 through December 31, 2014 was 0.54% and 0.55%, respectively.

[5]

The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2015 and the period ended May 1, 2014 through December 31, 2014 was 1.36% and 0.94%, respectively.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–21

LVIP PIMCO Low Duration Bond Fund

Financial Highlights (continued)

Select data for each share of the Fund outstanding through each period were as follows:

	LVIP PIMCO Low Duration Bond Fund Service Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$9.941	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.109	0.045
Net realized and unrealized gain (loss)	0.032	(0.040)

Total from investment operations	0.141	0.005

Less dividends and distributions from:
Net investment income	(0.102)	(0.049)
Net realized gain	(0.030)	(0.015)

Total dividends and distributions	(0.132)	(0.064)

Net asset value, end of period	$9.950	$9.941

Total return[3]	1.42%	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$237,364	$57,110
Ratio of expenses to average net assets[4]	0.82%	0.82%
Ratio of net investment income to average net assets[5]	1.08%	0.67%
Portfolio turnover	489%	1,173%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

[4]

The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2015 and the period ended May 1, 2014 through December 31, 2014 was 0.79% and 0.80%, respectively.

[5]

The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2015 and the period ended May 1, 2014 through December 31, 2014 was 1.11% and 0.69%, respectively.

See accompanying notes, which are an integral part of the financial statements.

LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities, credit default swap (“CDS”) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2014-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense, and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy

LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2015, and matured on the next business day.

Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the Investment Company Act of 1940. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or Net Asset Value (NAV) will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended December 31, 2015, the Fund had average reverse repurchase agreements of $79,002,552, for which it paid interest at an average rate of 0.28%. At December 31, 2015, the Fund posted $336,462,048 in securities as collateral for reverse repurchase agreeements.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Schedule of Investments is as follows:

		Remaining Contracted Maturity of the Agreements
Reverse Repurchase Agreements	Open/Demand[1]	Overnight	Up to 30 days	31-90 days	Greater Than 90 Days But Less Than One Year	Total
U.S. Treasury Obligations	$—	$—	$198,154,625	$92,699,750	$—	$290,854,375
Corporate Bonds	—	—	18,992,000	22,131,000	2,879,000	44,002,000

	$—	$—	$217,146,625	$114,830,750	$2,879,000	$334,856,375

1Certain agreements have no stated maturity and can be terminated by either party at any time.

Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.50% of the average daily net assets of the Fund.

Prior to May 1, 2015, LIAC had contractually agreed to waive its fees and/or reimbursed the Fund to the extent that the Fund’s annual operating expenses exceeded 0.60% of the Fund’s average daily net assets for the Standard Class and 0.85% for the Service Class.

Pacific Investment Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$39,521
Legal	11,021

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,253 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$432,255
Distribution fees payable to LFD	48,383

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $117,329,460 and securities sales of $100,425,591.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$736,203,442
Purchases of U.S. government securities	4,368,813,464
Sales other than U.S. government securities	369,760,263
Sales of U.S. government securities	4,308,860,831

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,365,243,499

Aggregate unrealized appreciation	$1,341,350
Aggregate unrealized depreciation	(17,070,923)

Net unrealized depreciation	$(15,729,573)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP PIMCO Low Duration Bond Fund–25

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Agency Obligations	$—	$9,982,480	$9,982,480
Commercial Mortgage-Backed Securities	—	54,558,196	54,558,196
Corporate Bonds	—	765,655,628	765,655,628
Municipal Bonds	—	6,322,179	6,322,179
Non-Agency Asset-Backed Securities	—	89,432,639	89,432,639
Non-Agency Collateralized Mortgage Obligations	—	5,680,743	5,680,743
Senior Secured Loans	—	9,460,383	9,460,383
Sovereign Bonds	—	73,583,672	73,583,672
U.S. Treasury Obligations	—	315,929,556	315,929,556
Preferred Stock	220,915	—	220,915
Option Purchased	90,234	—	90,234
Money Market Fund	1,636,676	—	1,636,676
Short-Term Investments	—	16,960,625	16,960,625

Total	$1,947,825	$1,347,566,101	$1,349,513,926

Foreign Currency Exchange Contracts	$—	$2,489,073	$2,489,073

Futures Contracts	$1,018,194	$—	$1,018,194

Reverse Repurchase Agreements	$(334,856,375)	$—	$(334,856,375)

Swap Contracts	$—	$(1,286,926)	$(1,286,926)

Options Written	$(1,833,963)	$—	$(1,833,963)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Commercial Mortgage-Backed Securities	Short-Term Investments	Total
Balance as of 12/31/14	$7,928,432	$3,202,880	$11,131,312
Sales	—	(3,200,000)	(3,200,000)
Transfers out of Level 3	(7,928,432)	—	(7,928,432)
Net change in unrealized appreciation (depreciation)	—	(2,880)	(2,880)

Balance as of 12/31/15	$—	$—	$—

Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/15	$—	$—	$—

There were no Level 3 investments at the end of the year.

LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2015, transfers out of Level 3 investments into Level 2 investments were made in the amount of $8,051,561 for the Fund. The transfer was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and during the period May 1, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Ordinary income	$15,130,445	$6,507,897
Long-term capital gains	60,670	113,819

Total	$15,191,115	$6,621,716

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,037,526,721
Undistributed ordinary income	5,556,251
Undistributed long-term capital gains	1,656,718
Net unrealized depreciation	(15,474,845)

Net assets	$1,029,264,845

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, Treasury Inflation-Protected Securities deflationary adjustments, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, trust preferred securities, interest rate swap contracts, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, trust preferred securities, redesignation of dividends and distributions, interest rate swap contracts, CDS contracts, and paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$3,805,285	$(3,805,285)

LVIP PIMCO Low Duration Bond Fund–27

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Shares sold:
Standard Class	8,480,315	78,360,442
Service Class	23,123,221	7,703,091
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,233,731	632,803
Service Class	294,459	33,754

	33,131,726	86,730,090

Shares redeemed:
Standard Class	(8,545,051)	(558,084)
Service Class	(5,307,446)	(1,992,224)

	(13,852,497)	(2,550,308)

Net increase	19,279,229	84,179,782

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the futures but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts–During the year ended December 31, 2015, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to increase yield during low interest rate environment; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the

LVIP PIMCO Low Duration Bond Fund–28

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.

Transactions in options written during the year ended December 31, 2015, for the Fund were as follows:

Call Options	Number of contracts	Premiums
Options outstanding at December 31, 2014	—	$—
Options written	273,191,255	3,995,532
Options expired	(20,304,000)	(153,216)
Options exercised	(252,885,238)	(2,002,471)

Options outstanding at December 31, 2015	2,017	$1,839,845

Put Options	Number of contracts	Premiums
Options outstanding at December 31, 2014	—	$—
Options written	739,539,410	5,167,832
Options expired	(121,972,000)	(108,285)
Options exercised	(617,565,249)	(3,849,808)

Options outstanding at December 31, 2015	2,161	$1,209,739

Swap Contracts–The Fund enters into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities, such as an index. In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterpaty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2015, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected

LVIP PIMCO Low Duration Bond Fund–29

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the Schedule of Investments, at December 31, 2015, the notional value of the protection sold was EUR 4,200,000 and $2,200,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2015, net unrealized depreciation of the protection sold was $32,800.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Unrealized appreciation of foreign currency exchange contracts	$3,886,456	Unrealized depreciation of foreign currency exchange contracts	$(1,397,383)
Interest rate contracts (Options purchased)	Options purchased, at value	90,234	Options purchased, at value	—
Interest rate contracts (Options written)	Options written, at value	—	Options written, at value	(1,833,963)
Interest rate contracts (Futures contracts)	Net unrealized appreciation on futures contracts	1,066,785	Net unrealized appreciation on futures contracts	(48,591)
Credit contracts (Swap contracts)	Unrealized appreciation of credit default swap contracts	559	Unrealized depreciation of credit default swap contracts	(33,359)
Interest rate contracts (Swap contracts)	Unrealized appreciation of interest rate swap contracts	87,430	Unrealized depreciation of interest rate swap contracts	(1,341,556)

Total		$5,131,464		$(4,654,852)

LVIP PIMCO Low Duration Bond Fund–30

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$8,054,258	$1,140,044
Currency contracts (Options written)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	352,600	—
Currency contracts (Options purchased)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(104,843)	—
Interest rate contracts (Options purchased)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	120,434	(108,767)
Interest rate contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,721,895	2,306,462
Interest rate contracts (Options written)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,587,234	1,215,621
Credit contracts (Swap contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	185,700	(111,882)
Interest rate contracts (Swap contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,120,783)	(1,074,321)

Total		$10,796,495	$3,367,157

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume		Liability Derivative Volume
Foreign currency exchange contracts (average cost)	USD	9,954,652	USD	115,793,943
Futures contracts (average notional value)	USD	668,080,998	USD	354,396,675
Options contracts (average notional value)	USD	60,507	USD	2,453,142
CDS contracts (average notional value)*	EUR	—	EUR	1,292,857
CDS contracts (average notional value)*	USD	—	USD	2,433,413
Interest rate swap contracts (average notional value)	USD	145,979,762	USD	—
Interest rate swap contracts (average notional value)	MXN	191,445,635	MXN	—

*Asset represents buying protection and liability represents selling protection.

At December 31, 2015, the Fund posted $3,052,883 in securities as collateral for certain open derivatives. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.

8. Offsetting Financial Assets and Liabilities

In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty

LVIP PIMCO Low Duration Bond Fund–31

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

8. Offsetting Financial Assets and Liabilities (continued)

certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out), netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2015, the Fund held the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas	$2,863,323	$(129,144)	$2,734,179
Credit Suisse First Boston	1,154,215	(1,390,147)	(235,932)
Goldman Sachs	620,494	(307,498)	312,996
JPMorgan Chase Bank	403,198	(994,100)	(590,902)

Total	$5,041,230	$(2,820,889)	$2,220,341

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[a]
BNP Paribas	$2,734,179	$—	$(2,734,179)	$—	$—	$—
Credit Suisse First Boston	(235,932)	—	—	—	—	(235,932)
Goldman Sachs	312,996	—	(312,996)	—	—	—
JPMorgan Chase Bank	(590,902)	—	—	—	—	(590,902)

Total	$2,220,341	$—	$(3,047,175)	$—	$—	$(826,834)

Repurchase Agreements

Repurchase agreements are entered into by a the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of December 31, 2015, the following tables is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure[a]
Merrill Lynch, Pierce, Fenner & Smith Inc.	$2,200,000	$(2,200,000)	$—	$(2,200,000)	$—

Reverse repurchase agreements

Reverse repurchase transactions are entered into by the Fund under MRA which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed.

LVIP PIMCO Low Duration Bond Fund–32

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

8. Offsetting Financial Assets and Liabilities (continued)

Counterparty	Reverse Repurchase Agreements	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Collateral Pledged	Net Exposure[a]
Credit Agricole Corporate & Investment Bank	$(58,314,750)	$58,314,750	$—	$58,314,750	$—
JPMorgan Chase	(114,483,500)	114,483,500	—	114,483,500	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	(118,056,125)	118,056,125	—	118,056,125	—
Royal Bank of Canada	(44,002,000)	44,002,000	—	44,002,000	—

Total	$(334,856,375)	$334,856,375	$—	$334,856,375	—

aNet exposure represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

9. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A which are determined to be liquid are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Schedule of Investments.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

LVIP PIMCO Low Duration Bond Fund–33

LVIP PIMCO Low Duration Bond Fund

Notes to Financial Statements (continued)

11. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP PIMCO Low Duration Bond Fund–34

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP PIMCO Low Duration Bond Fund

We have audited the accompanying statement of asset and liabilities, including the schedule of investments, of the LVIP PIMCO Low Duration Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP PIMCO Low Duration Bond Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP PIMCO Low Duration Bond Fund–35

LVIP PIMCO Low Duration Bond Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
0.40%	99.60%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP PIMCO Low Duration Bond Fund–36

LVIP PIMCO Low Duration Bond Fund

Other Fund Information (continued)

for the Fund. The Board noted that the investment management fees were above the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement. The Board considered the services provided by PIMCO, the backgrounds of the portfolio managers and PIMCO’s investment strategy. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar Short-Term Bond funds category. The Board noted that the Fund’s total return was above the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board determined that the services provided by PIMCO were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule and considered the contractual fee rates charged to other accounts with an investment strategy similar to the Fund. The Board considered that LIAC compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and PIMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund, and noted that the subadvisory fee was negotiated between LIAC and PIMCO, an unaffiliated party, and that LIAC compensates PIMCO from its fees. The Board reviewed materials provided by PIMCO as to any additional benefits it receives, and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP PIMCO Low Duration Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP PIMCO Low Duration Bond Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP PIMCO Low Duration Bond Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP PIMCO Low Duration Bond Fund–40

LVIP SSgA Index Allocation Funds

LVIP SSgA Conservative Index Allocation Fund

LVIP SSgA Moderate Index Allocation Fund

LVIP SSgA Moderately Aggressive Index Allocation

Fund

LVIP SSgA Structured Allocation Funds

LVIP SSgA Conservative Structured Allocation Fund

LVIP SSgA Moderate Structured Allocation Fund

LVIP SSgA Moderately Aggressive Structured Allocation Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP SSgA Allocation Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Funds’ proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Index Allocation Funds

2015 Annual Report Commentary (unaudited)

Advised by:

Advised by:

The LVIP SSgA Conservative Index Allocation Fund returned (0.94%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Conservative Index Allocation Composite1, returned (0.33%); and its broad-based benchmark, the Barclays Capital U.S. Aggregate Bond Index2 returned 0.55%.

The LVIP SSgA Moderate Index Allocation Fund returned (1.48%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Moderate Index Allocation Composite3, returned (0.93%); and its broad-based benchmark, the S&P 500® Index4 returned 1.38%.

The LVIP SSgA Moderately Aggressive Index Allocation Fund returned (2.04%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark the Moderately Aggressive Index Allocation Composite5, returned (1.58%); and its broad-based benchmark, the S&P 500® Index returned 1.38%.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index6, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index7 lost (0.81%) and the MSCI Emerging Markets NR Index8 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield9, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index posted total returns of 0.55% during the year.

The U.S. equity allocation had a mixed impact to returns for the year. Each LVIP SSgA Index Allocation Fund’s exposure to the LVIP SSgA S&P 500 Index Fund aided results relative to the index as it posted a return of 1.17%. Their exposure to the LVIP SSgA Small Cap Index Fund detracted from performance as it lost (4.71%).

The non-US equity allocation had a negative impact to returns for the year. The exposure to both developed international markets and emerging markets negatively impacted returns for the year. The developed markets portion, represented by the LVIP SSgA International Index Fund, lost (1.22%) during 2015, while the emerging markets portion, represented by the iShares Core MSCI Emerging Markets ETF, fell (13.86%).

The fixed income allocation within the LVIP SSgA Index Allocation Funds delivered mixed returns in 2015. The biggest contributor was the exposure to the broad U.S. investment grade fixed income category, represented by the LVIP SSgA Bond Index Fund, which returned 0.25%. Each LVIP SSgA Index Allocation Fund’s exposure to the SPDR® Barclays TIPS ETF detracted from performance as it lost (1.87%).

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–1

LVIP SSgA Index Allocation Funds

2015 Annual Report Commentary (continued)

LVIP SSgA Conservative Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Conservative Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,060 for the Standard Class shares and to $12,885 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite Index did from 8/2/10 through 12/31/15. The same $10,000 investment would have increased to $13,511. For additional comparison, the Barclays Capital U.S. Aggregate Bond Index would have increased to $11,742. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 0.94%
Five Years	+ 4.42%
Inception (8/2/10)	+ 5.05%
Service Class Shares
One Year	– 1.19%
Five Years	+ 4.16%
Inception (8/2/10)	+ 4.79%

LVIP SSgA Moderate Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Moderate Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,842 for the Standard Class shares and to $13,657 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite Index did from 8/2/10 through 12/31/15. The same $10,000 investment would have increased to $14,414. For additional comparison, the S&P 500® Index would have increased to $20,372. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 1.48%
Five Years	+ 5.22%
Inception (8/2/10)	+ 6.18%
Service Class Shares
One Year	– 1.71%
Five Years	+ 4.95%
Inception (8/2/10)	+ 5.92%

LVIP SSgA Allocation Funds–2

LVIP SSgA Index Allocation Funds

2015 Annual Report Commentary (continued)

LVIP SSgA Moderately Aggressive Index Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Moderately Aggressive Index Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,991 for the Standard Class shares and to $13,803 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite Index did from 8/2/10 through 12/31/15. The same $10,000 investment would have increased to $14,590. For additional comparison, the S&P 500® Index would have increased to $20,372. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 2.04%
Five Years	+ 5.17%
Inception (8/2/10)	+ 6.39%
Service Class Shares
One Year	– 2.28%
Five Years	+ 4.91%
Inception (8/2/10)	+ 6.12%
1.

The Conservative Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 18% S&P 500® Index, 4% Russell 2000® Index, 14% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index and 4% MSCI EAFE Emerging Markets NR Index.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 8% Russell 2000® Index, 20% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets NR Index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Bond Index, 28% S&P 500® Index, 10% Russell 2000® Index, 22% MSCI EAFE® NR Index, 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets NR Index.

6.

The Bloomberg UBS Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

7.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

LVIP SSgA Allocation Funds–3

LVIP SSgA Structured Allocation Funds

2015 Annual Report Commentary (continued)

Advised by:

The LVIP SSgA Conservative Structured Allocation Fund returned (1.86%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Conservative Structured Allocation Composite1 returned (0.36%); and its broad-based benchmark, the Barclays Capital U.S. Aggregate Bond Index2 returned 0.55%.

The LVIP SSgA Moderate Structured Allocation Fund returned (2.69%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Moderate Structured Allocation Composite3 returned (0.93%); and its broad-based benchmark, the S&P 500® Index4 returned 1.38%.

The LVIP SSgA Moderately Aggressive Structured Allocation Fund returned (3.48%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Moderately Aggressive Structured Allocation Composite5 returned (1.58%); and its broad-based benchmark, the S&P 500® Index returned 1.38%.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index6, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index7 lost (0.81%) and the MSCI Emerging Markets NR Index8 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield9, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index posted total returns of 0.55% during the year.

The U.S. equity allocation had a mixed impact to returns for the year. The exposure to large cap stocks aided results while small cap stocks detracted from performance. Each LVIP SSgA Structured Allocation Fund’s exposure to the LVIP SSgA Large Cap 100 Fund negatively impacted returns for the year.

The non-US equity allocation had a negative impact to returns for the year. The exposure to developed international markets and emerging markets, in particular, negatively impacted returns for the year. The emerging markets portion, represented by the LVIP SSgA Emerging Markets 100, returned (17.04%) as it adversely impacted each LVIP SSgA Structured Allocation Fund.

The fixed income allocation within the LVIP SSgA Structured Allocation Funds delivered varied returns in 2015. In an environment of rising interest rates, the biggest contributor was the exposure to the broad U.S. investment grade fixed income category, represented by the LVIP SSgA Bond Index Fund, which returned 0.25%. Each LVIP Structured Allocation Fund’s exposure to the SPDR® Barclays TIPS ETF negatively impacted returns for the year as it lost (1.87%).

Kevin J. Adamson, CPA

Patrick McAllister, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Allocation Funds–4

LVIP SSgA Structured Allocation Funds

2015 Annual Report Commentary (continued)

LVIP SSgA Conservative Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Conservative Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,938 for the Standard Class shares and to $12,765 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite Index did from 8/2/10 through 12/31/15. The same $10,000 investment would have increased to $13,507. For additional comparison, the Barclays Capital U.S. Aggregate Bond Index would have increased to $11,742. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 1.86%
Five Years	+ 4.32%
Inception (8/2/10)	+ 4.86%
Service Class Shares
One Year	– 2.10%
Five Years	+ 4.06%
Inception (8/2/10)	+ 4.61%

LVIP SSgA Moderate Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Moderate Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,663 for the Standard Class shares and to $13,480 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite Index did from 8/2/10 through 12/31/15. The same $10,000 investment would have increased to $14,414. For additional comparison, the S&P 500® Index would have increased to $20,372. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 2.69%
Five Years	+ 5.14%
Inception (8/2/10)	+ 5.93%
Service Class Shares
One Year	– 2.95%
Five Years	+ 4.87%
Inception (8/2/10)	+ 5.66%

LVIP SSgA Allocation Funds–5

LVIP SSgA Structured Allocation Funds

2015 Annual Report Commentary (continued)

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Growth of $10,000 invested 8/2/10 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Moderately Aggressive Structured Allocation Fund shares on 8/2/10 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,003 for the Standard Class shares and to $13,816 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite Index did from 8/2/10 through 12/31/15. The same $10,000 investment would have increased to $14,590. For additional comparison, the S&P 500® Index would have increased to $20,372. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 3.48%
Five Years	+ 5.07%
Inception (8/2/10)	+ 6.41%
Service Class Shares
One Year	– 3.72%
Five Years	+ 4.81%
Inception (8/2/10)	+ 6.14%
1.

The Conservative Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 50% Barclays Capital U.S. Aggregate Bond Index, 18% S&P 500® Index, 4% Russell 2000® Index, 14% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index and 4% MSCI Emerging Markets NR Index.

2.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

3.

The Moderate Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 8% Russell 2000® Index, 20% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index and 6% MSCI Emerging Markets NR Index.

4.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

5.

The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Moderately Aggressive Structured Allocation Composite is constructed as follows: 25% Barclays Capital U.S. Aggregate Bond Index, 28% S&P 500® Index, 10% Russell 2000® Index, 22% MSCI EAFE® NR Index, 5% Barclays Capital U.S. TIPS Index and 10% MSCI Emerging Markets NR Index.

6.

The Bloomberg UBS Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

7.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets. (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

9.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

LVIP SSgA Allocation Funds–6

LVIP SSgA Allocation Funds

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of a Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

LVIP SSgA Conservative Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$980.20	0.20%	$1.00
Service Class Shares	1,000.00	978.90	0.45%	2.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

LVIP SSgA Moderate Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$968.00	0.19%	$0.94
Service Class Shares	1,000.00	966.80	0.44%	2.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97
Service Class Shares	1,000.00	1,022.99	0.44%	2.24

LVIP SSgA Moderately Aggressive Index Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$958.90	0.19%	$0.94
Service Class Shares	1,000.00	957.60	0.44%	2.17
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97
Service Class Shares	1,000.00	1,022.99	0.44%	2.24

LVIP SSgA Allocation Funds–7

LVIP SSgA Allocation Funds

Disclosure

    OF FUND EXPENSES (continued)

LVIP SSgA Conservative Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$969.20	0.19%	$0.94
Service Class Shares	1,000.00	968.00	0.44%	2.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.25	0.19%	$0.97
Service Class Shares	1,000.00	1,022.99	0.44%	2.24

LVIP SSgA Moderate Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$953.40	0.17%	$0.84
Service Class Shares	1,000.00	952.10	0.42%	2.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.35	0.17%	$0.87
Service Class Shares	1,000.00	1,023.09	0.42%	2.14

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$941.80	0.18%	$0.88
Service Class Shares	1,000.00	940.70	0.43%	2.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.30	0.18%	$0.92
Service Class Shares	1,000.00	1,023.04	0.43%	2.19

*“Expenses	Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests significantly all of its assets in other investment companies, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA Allocation Funds–8

LVIP SSgA Index Allocation Funds

Security Type/Sector Allocations (unaudited)

As of December 31, 2015

LVIP SSgA Conservative Index Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	86.15%
Equity Funds	21.99%
Fixed Income Fund	50.33%
International Equity Fund	13.83%
Unaffiliated Investment Companies	13.87%
Fixed Income Fund	10.01%
International Equity Fund	3.86%
Total Value of Securities	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%

LVIP SSgA Moderate Index Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	84.23%
Equity Funds	34.07%
Fixed Income Fund	30.31%
International Equity Fund	19.85%
Unaffiliated Investment Companies	16.00%
Fixed Income Fund	10.05%
International Equity Fund	5.82%
Money Market Fund	0.13%
Total Value of Securities	100.23%
Liabilities Net of Receivables and Other Assets	(0.23%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Index

Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	85.29%
Equity Funds	38.11%
Fixed Income Fund	25.31%
International Equity Fund	21.87%
Unaffiliated Investment Companies	14.91%
Fixed Income Fund	5.02%
International Equity Fund	9.72%
Money Market Fund	0.17%
Total Value of Securities	100.20%
Liabilities Net of Receivables and Other Assets	(0.20%)
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–9

LVIP SSgA Structured Allocation Funds

Security Type/Sector Allocations (continued)

As of December 31, 2015

LVIP SSgA Conservative Structured

Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	89.93%
Equity Funds	21.92%
Fixed Income Fund	50.33%
International Equity Funds	17.68%
Unaffiliated Investment Company	10.00%
Fixed Income Fund	10.00%
Total Value of Securities	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%

LVIP SSgA Moderate Structured Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	100.03%
Equity Funds	34.01%
Fixed Income Funds	40.37%
International Equity Funds	25.65%
Total Value of Securities	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

LVIP SSgA Moderately Aggressive Structured

Allocation Fund

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	95.09%
Equity Funds	38.09%
Fixed Income Fund	25.35%
International Equity Funds	31.65%
Unaffiliated Investment Company	5.05%
Fixed Income Fund	5.05%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

LVIP SSgA Allocation Funds–10

LVIP SSgA Conservative Index Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–86.15%
Equity Funds–21.99%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Mid-Cap Index Fund	253,730	$2,456,618
LVIP SSgA S&P 500 Index Fund	987,854	14,220,157
LVIP SSgA Small-Cap Index Fund	66,038	1,627,375

		18,304,150

Fixed Income Fund–50.33%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	3,753,216	41,897,154

		41,897,154

International Equity Fund–13.83%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	1,383,012	11,514,961

		11,514,961

Total Affiliated Investment Companies (Cost $65,994,032)		71,716,265

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–13.87%
Fixed Income Fund–10.01%
SPDR® Barclays TIPS ETF	152,480	$8,329,982

		8,329,982

International Equity Fund–3.86%
iShares Core MSCI Emerging Markets ETF	81,646	3,216,036

		3,216,036

Total Unaffiliated Investment Companies (Cost $12,359,377)		11,546,018

TOTAL VALUE OF SECURITIES–100.02% (Cost $78,353,409)	83,262,283
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(12,564)

NET ASSETS APPLICABLE TO 7,010,314 SHARES OUTSTANDING–100.00%	$83,249,719

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–11

LVIP SSgA Moderate Index Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–84.23%
Equity Funds–34.07%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Mid-Cap Index Fund	1,588,126	$15,376,234
LVIP SSgA S&P 500 Index Fund	4,362,657	62,800,452
LVIP SSgA Small-Cap Index Fund	413,387	10,187,088

		88,363,774

Fixed Income Fund–30.31%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	7,044,347	78,636,051

		78,636,051

International Equity Fund–19.85%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	6,183,544	51,484,187

		51,484,187

Total Affiliated Investment Companies (Cost$195,429,868)		218,484,012

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–16.00%
Fixed Income Fund–10.05%
SPDR® Barclays TIPS ETF	477,025	$26,059,876

		26,059,876

International Equity Fund–5.82%
iShares Core MSCI Emerging Markets ETF	383,416	15,102,756

		15,102,756

Money Market Fund–0.13%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	332,481	332,481

		332,481

Total Unaffiliated Investment Companies (Cost $45,503,264)		41,495,113

TOTAL VALUE OF SECURITIES–100.23% (Cost $240,933,132)	259,979,125
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.23%)	(589,869)

NET ASSETS APPLICABLE TO 20,421,317 SHARES OUTSTANDING–100.00%	$259,389,256

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–12

LVIP SSgA Moderately Aggressive Index Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–85.29%
Equity Funds–38.11%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Mid-Cap Index Fund	1,685,188	$16,315,993
LVIP SSgA S&P 500 Index Fund	4,299,000	61,884,102
LVIP SSgA Small-Cap Index Fund	469,969	11,581,454

		89,781,549

Fixed Income Fund–25.31%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	5,341,053	59,622,179

		59,622,179

International Equity Fund–21.87%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA International Index Fund	6,186,578	51,509,446

		51,509,446

Total Affiliated Investment Companies (Cost$177,257,064)		200,913,174

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–14.91%
Fixed Income Fund–5.02%
SPDR® Barclays TIPS ETF	216,538	$11,829,471

		11,829,471

International Equity Fund–9.72%
iShares Core MSCI Emerging Markets ETF	580,972	22,884,487

		22,884,487

Money Market Fund–0.17%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	409,007	409,007

		409,007

Total Unaffiliated Investment Companies (Cost $40,410,395)		35,122,965

TOTAL VALUE OF SECURITIES–100.20% (Cost $217,667,459)	236,036,139
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.20%)	(481,996)

NET ASSETS APPLICABLE TO 18,373,393 SHARES OUTSTANDING–100.00%	$235,554,143

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–13

LVIP SSgA Conservative Structured Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–89.93%
Equity Funds–21.92%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	1,212,425	$15,613,615
LVIP SSgA Mid-Cap Index Fund	396,531	3,839,214
LVIP SSgA S&P 500 Index Fund	1,090,152	15,692,734
LVIP SSgA Small-Cap Index Fund	154,795	3,814,626
LVIP SSgA Small-Mid Cap 200 Fund	326,027	3,814,838

		42,775,027

Fixed Income Fund–50.33%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	8,800,107	98,235,590

		98,235,590

International Equity Funds–17.68%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	1,749,357	13,405,320

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA Emerging Markets 100 Fund	1,038,060	$7,603,791
LVIP SSgA International Index Fund	1,620,989	13,496,358

		34,505,469

Total Affiliated Investment Companies (Cost $166,786,617)		175,516,086

UNAFFILIATED INVESTMENT COMPANY–10.00%
Fixed Income Fund–10.00%
SPDR® Barclays TIPS ETF	357,332	19,521,047

Total Unaffiliated Investment Company (Cost $19,700,719)		19,521,047

TOTAL VALUE OF SECURITIES–99.93% (Cost $186,487,336)	195,037,133
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	132,523

NET ASSETS APPLICABLE TO 17,327,282 SHARES OUTSTANDING–100.00%	$195,169,656

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–14

LVIP SSgA Moderate Structured Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–100.03%
Equity Funds–34.01%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	8,023,153	$103,322,160
LVIP SSgA Mid-Cap Index Fund	3,499,339	33,880,602
LVIP SSgA S&P 500 Index Fund	7,213,080	103,832,293
LVIP SSgA Small-Cap Index Fund	1,024,618	25,249,657
LVIP SSgA Small-Mid Cap 200 Fund	2,158,077	25,251,661

		291,536,373

Fixed Income Funds–40.37%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	23,291,694	260,005,181
SPDR® Barclays TIPS ETF	1,576,414	86,119,497

		346,124,678

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–25.65%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	11,028,491	$84,511,326
LVIP SSgA Emerging Markets 100 Fund	6,872,576	50,341,617
LVIP SSgA International Index Fund .	10,218,305	85,077,606

		219,930,549

Total Affiliated Investment Companies (Cost $821,678,782)		857,591,600

TOTAL VALUE OF SECURITIES–100.03% (Cost $821,678,782)	857,591,600
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(242,793)

NET ASSETS APPLICABLE TO 72,291,135 SHARES OUTSTANDING–100.00%	$857,348,807

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–15

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–95.09%
Equity Funds–38.09%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	4,703,198	$60,567,780
LVIP SSgA Mid-Cap Index Fund	1,893,650	18,334,321
LVIP SSgA S&P 500 Index Fund	4,227,823	60,859,508
LVIP SSgA Small-Cap Index Fund	739,338	18,219,502
LVIP SSgA Small-Mid Cap 200 Fund	1,557,326	18,222,271

		176,203,382

Fixed Income Fund–25.35%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Bond Index Fund	10,502,183	117,235,870

		117,235,870

International Equity Funds–31.65%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	6,565,862	50,314,202

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
LVIP SSgA Emerging Markets 100 Fund	6,200,058	$45,415,427
LVIP SSgA International Index Fund	6,083,198	50,648,706

		146,378,335

Total Affiliated Investment Companies (Cost $417,472,538)		439,817,587

UNAFFILIATED INVESTMENT COMPANY–5.05%
Fixed Income Fund–5.05%
SPDR® Barclays TIPS ETF	427,038	23,329,086

Total Unaffiliated Investment Company (Cost $23,704,456)		23,329,086

TOTAL VALUE OF SECURITIES–100.14% (Cost $441,176,994)	463,146,673
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(635,339)

NET ASSETS APPLICABLE TO 38,440,165 SHARES OUTSTANDING–100.00%	$462,511,334

*	Standard Class shares.

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation-Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–16

LVIP SSgA Allocation Funds

Statements of Assets and Liabilities

December 31, 2015

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
ASSETS:
Investments in affiliated investment companies, at value	$71,716,265	$218,484,012	$200,913,174	$175,516,086	$857,591,600	$439,817,587
Investments in unaffiliated investment companies, at value	11,546,018	41,495,113	35,122,965	19,521,047	—	23,329,086
Receivable for fund shares sold	26,986	37,608	26,781	216,209	111,399	3,837
Receivable for investment companies shares sold	22,475	—	708	173,379	361,667	59,114
Dividends receivable from investment companies	9,571	29,838	13,432	22,488	98,977	26,790
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	2,495	—	—	—	—	—
Cash	—	13	35	—	—	—

TOTAL ASSETS	83,323,810	260,046,584	236,077,095	195,449,209	858,163,643	463,236,414

LIABILITIES:
Due to manager and affiliates	25,503	76,927	65,907	65,076	281,993	149,761
Cash overdraft	22,523	—	—	173,373	361,702	59,137
Accrued expenses payable	20,256	20,188	20,573	20,950	22,446	20,133
Payable for fund shares redeemed	5,809	227,882	26,792	20,154	148,695	496,049
Payable for investment companies shares purchased	—	332,331	409,680	—	—	—

TOTAL LIABILITIES	74,091	657,328	522,952	279,553	814,836	725,080

TOTAL NET ASSETS	$83,249,719	$259,389,256	$235,554,143	$195,169,656	$857,348,807	$462,511,334

Investments in affiliated investment companies, at cost	$65,994,032	$195,429,868	$177,257,064	$166,786,617	$821,678,782	$417,472,538
Investments in unaffiliated investment companies, at cost	$12,359,377	$45,503,264	$40,410,395	$19,700,719	$—	$23,704,456

Standard Class:
Net Assets	$13,663,818	$51,915,059	$66,606,004	$9,094,166	$52,019,812	$37,405,272
Shares Outstanding	1,150,509	4,086,707	5,190,174	807,311	4,385,113	3,107,842
Net Asset Value Per Share	$11.876	$12.703	$12.833	$11.265	$11.863	$12.036

Service Class:
Net Assets	$69,585,901	$207,474,197	$168,948,139	$186,075,490	$805,328,995	$425,106,062
Shares Outstanding	5,859,805	16,334,610	13,183,219	16,519,971	67,906,022	35,332,323
Net Asset Value Per Share	$11.875	$12.702	$12.815	$11.264	$11.859	$12.032

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$79,311,827	$240,301,375	$216,902,509	$187,496,501	$815,800,398	$441,953,249
Undistributed net investment income	9,570	29,515	11,991	21,432	98,099	25,744
Accumulated net realized gain (loss) on investments	(980,552)	12,373	270,963	(898,074)	5,537,492	(1,437,338)
Net unrealized appreciation of investments	4,908,874	19,045,993	18,368,680	8,549,797	35,912,818	21,969,679

Total net assets	$83,249,719	$259,389,256	$235,554,143	$195,169,656	$857,348,807	$462,511,334

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–17

LVIP SSgA Allocation Funds

Statements of Operations

Year Ended December 31, 2015

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investment companies	$1,669,006	$4,712,422	$4,269,060	$4,642,869	$20,391,855	$11,896,979
Dividends from unaffiliated investment companies	86,781	381,848	543,317	27,453	13	32,435

	1,755,787	5,094,270	4,812,377	4,670,322	20,391,868	11,929,414

EXPENSES:
Management fees	201,760	623,648	572,449	516,340	2,265,599	1,200,914
Distribution expenses-Service Class	168,128	518,181	439,574	494,518	2,145,885	1,119,390
Accounting and administration expenses	35,002	45,687	44,446	43,220	87,800	60,545
Professional fees	20,563	23,428	23,518	23,114	36,654	28,574
Reports and statements to shareholders	5,566	11,268	10,572	9,462	51,988	15,860
Custodian fees	2,589	4,496	4,240	4,976	13,150	7,263
Trustees’ fees and expenses	1,816	5,774	5,245	4,972	21,789	11,374
Consulting fees	1,754	1,873	1,857	1,857	2,375	2,045
Pricing fees	101	122	121	115	189	150
Other	483	1,432	1,340	1,510	7,430	3,552

	437,762	1,235,909	1,103,362	1,100,084	4,632,859	2,449,667
Less management fees waived	(80,704)	(249,459)	(228,980)	(206,536)	(906,240)	(480,365)
Less expenses reimbursed	(27,522)	—	—	—	—	—

Total operating expenses	329,536	986,450	874,382	893,548	3,726,619	1,969,302

NET INVESTMENT INCOME	1,426,251	4,107,820	3,937,995	3,776,774	16,665,249	9,960,112

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	203,150	1,025,518	1,077,614	4,183,596	26,666,966	16,008,916
Sale of investments in affiliated investment companies	446,052	2,135,533	2,382,235	1,172,142	5,035,715	2,167,920
Sale of investments in unaffiliated investment companies	(144,694)	(410,345)	(415,363)	(155,642)	—	(191,485)

Net realized gain	504,508	2,750,706	3,044,486	5,200,096	31,702,681	17,985,351

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(2,357,512)	(8,793,188)	(8,813,794)	(12,711,130)	(73,497,372)	(45,235,393)
Investments in unaffiliated investment companies	(603,631)	(2,754,225)	(3,753,050)	(323,475)	—	(393,190)

Net change in unrealized appreciation (depreciation)	(2,961,143)	(11,547,413)	(12,566,844)	(13,034,605)	(73,497,372)	(45,628,583)

NET REALIZED AND UNREALIZED LOSS	(2,456,635)	(8,796,707)	(9,522,358)	(7,834,509)	(41,794,691)	(27,643,232)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,030,384)	$(4,688,887)	$(5,584,363)	$(4,057,735)	$(25,129,442)	$(17,683,120)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–18

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,426,251	$1,189,271	$4,107,820	$3,655,357	$3,937,995	$3,441,884
Net realized gain	504,508	74,857	2,750,706	862,465	3,044,486	903,535
Net change in unrealized appreciation (depreciation)	(2,961,143)	1,920,316	(11,547,413)	4,173,845	(12,566,844)	3,017,723

Net increase (decrease) in net assets resulting from operations	(1,030,384)	3,184,444	(4,688,887)	8,691,667	(5,584,363)	7,363,142

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(281,441)	(207,286)	(941,845)	(648,593)	(1,265,651)	(892,508)
Service Class	(1,255,912)	(1,018,282)	(3,263,775)	(3,686,553)	(2,796,163)	(3,333,396)
Net realized gain:
Standard Class	(20,911)	(73,276)	(96,106)	(91,798)	(123,198)	(135,937)
Service Class	(103,714)	(423,604)	(419,477)	(676,803)	(343,335)	(661,623)

	(1,661,978)	(1,722,448)	(4,721,203)	(5,103,747)	(4,528,347)	(5,023,464)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,037,996	4,797,739	27,676,289	21,759,262	29,431,927	23,764,663
Service Class	22,564,819	14,430,960	34,961,273	37,024,316	29,034,847	21,355,815
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	302,352	280,562	1,037,951	740,391	1,388,849	1,028,445
Service Class	1,359,626	1,441,886	3,683,252	4,363,356	3,139,498	3,995,019

	28,264,793	20,951,147	67,358,765	63,887,325	62,995,121	50,143,942

Cost of shares redeemed:
Standard Class	(1,801,710)	(668,184)	(6,653,806)	(2,350,073)	(3,642,983)	(2,261,262)
Service Class	(18,044,377)	(13,024,986)	(30,340,560)	(25,836,200)	(32,640,738)	(21,119,961)

	(19,846,087)	(13,693,170)	(36,994,366)	(28,186,273)	(36,283,721)	(23,381,223)

Increase in net assets derived from capital share transactions	8,418,706	7,257,977	30,364,399	35,701,052	26,711,400	26,762,719

NET INCREASE IN NET ASSETS	5,726,344	8,719,973	20,954,309	39,288,972	16,598,690	29,102,397
NET ASSETS:
Beginning of year	77,523,375	68,803,402	238,434,947	199,145,975	218,955,453	189,853,056

End of year	$83,249,719	$77,523,375	$259,389,256	$238,434,947	$235,554,143	$218,955,453

Undistributed net investment income	$9,570	$100,010	$29,515	$—	$11,991	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–19

LVIP SSgA Allocation Funds

Statements of Changes in Net Assets (continued)

	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,776,774	$3,497,021	$16,665,249	$16,595,745	$9,960,112	$9,121,653
Net realized gain	5,200,096	2,194,268	31,702,681	12,537,049	17,985,351	4,734,222
Net change in unrealized appreciation (depreciation)	(13,034,605)	4,769,335	(73,497,372)	19,204,847	(45,628,583)	8,710,774

Net increase (decrease) in net assets resulting from operations	(4,057,735)	10,460,624	(25,129,442)	48,337,641	(17,683,120)	22,566,649

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(243,877)	(196,699)	(1,529,134)	(1,069,767)	(1,209,215)	(805,931)
Service Class	(4,520,781)	(4,425,476)	(21,663,265)	(21,887,548)	(12,698,301)	(11,944,317)
Net realized gain:
Standard Class	(56,041)	(117,662)	(357,108)	(301,063)	(154,273)	(268,773)
Service Class	(1,359,057)	(2,577,096)	(5,834,799)	(7,928,111)	(1,964,478)	(5,039,598)

	(6,179,756)	(7,316,933)	(29,384,306)	(31,186,489)	(16,026,267)	(18,058,619)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,145,749	6,584,330	18,110,051	19,161,613	14,972,616	15,138,608
Service Class	32,575,664	25,157,336	67,913,006	55,045,042	43,634,697	50,875,226
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	299,918	314,361	1,886,242	1,370,830	1,363,488	1,074,704
Service Class	5,879,838	7,002,572	27,498,064	29,815,659	14,662,779	16,983,915

	41,901,169	39,058,599	115,407,363	105,393,144	74,633,580	84,072,453

Cost of shares redeemed:
Standard Class	(1,941,762)	(2,684,814)	(4,218,298)	(2,545,950)	(4,289,888)	(2,091,197)
Service Class	(44,828,388)	(32,459,985)	(125,883,285)	(137,526,105)	(53,458,336)	(50,056,396)

	(46,770,150)	(35,144,799)	(130,101,583)	(140,072,055)	(57,748,224)	(52,147,593)

Increase (decrease) in net assets derived from capital share transactions	(4,868,981)	3,913,800	(14,694,220)	(34,678,911)	16,885,356	31,924,860

NET INCREASE (DECREASE) IN NET ASSETS	(15,106,472)	7,057,491	(69,207,968)	(17,527,759)	(16,824,031)	36,432,890
NET ASSETS:
Beginning of year	210,276,128	203,218,637	926,556,775	944,084,534	479,335,365	442,902,475

End of year	$195,169,656	$210,276,128	$857,348,807	$926,556,775	$462,511,334	$479,335,365

Undistributed net investment income	$21,432	$—	$98,099	$—	$25,744	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–20

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.260	$11.996	$11.404	$10.751	$10.520

Income (loss) from investment operations:
Net investment income[1]	0.244	0.225	0.188	0.244	0.421
Net realized and unrealized gain (loss)	(0.359)	0.342	0.587	0.730	(0.137)

Total from investment operations	(0.115)	0.567	0.775	0.974	0.284

Less dividends and distributions from:
Net investment income	(0.250)	(0.223)	(0.183)	(0.317)	(0.053)
Net realized gain	(0.019)	(0.080)	—	(0.004)	— [2]

Total dividends and distributions	(0.269)	(0.303)	(0.183)	(0.321)	(0.053)

Net asset value, end of period	$11.876	$12.260	$11.996	$11.404	$10.751

Total return[3]	(0.94% )	4.73%	6.80%	9.10%	2.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,664	$11,603	$7,043	$1,649	$149
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.33%	0.34%	0.38%	0.43%	0.76%
Ratio of net investment income to average net assets	1.97%	1.82%	1.59%	2.16%	3.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	1.68%	1.41%	1.92%	3.38%
Portfolio turnover	22%	16%	39%	25%	35%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distribution of $1 was made which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–21

LVIP SSgA Conservative Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Index Allocation Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.258	$11.995	$11.404	$10.754	$10.511

Income (loss) from investment operations:
Net investment income[1]	0.213	0.194	0.157	0.215	0.395
Net realized and unrealized gain (loss)	(0.358)	0.341	0.588	0.730	(0.138)

Total from investment operations	(0.145)	0.535	0.745	0.945	0.257

Less dividends and distributions from:
Net investment income	(0.219)	(0.192)	(0.154)	(0.291)	(0.014)
Net realized gain	(0.019)	(0.080)	—	(0.004)	— [2]

Total dividends and distributions	(0.238)	(0.272)	(0.154)	(0.295)	(0.014)

Net asset value, end of period	$11.875	$12.258	$11.995	$11.404	$10.754

Total return[3]	(1.19% )	4.46%	6.53%	8.82%	2.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$69,586	$65,920	$61,760	$59,305	$33,839
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.58%	0.59%	0.63%	0.68%	1.01%
Ratio of net investment income to average net assets	1.72%	1.57%	1.34%	1.91%	3.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.43%	1.16%	1.67%	3.13%
Portfolio turnover	22%	16%	39%	25%	35%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distribution of $235 was made which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–22

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.159	$12.905	$11.638	$10.664	$10.735

Income (loss) from investment operations:
Net investment income[1]	0.246	0.251	0.190	0.215	0.321
Net realized and unrealized gain (loss)	(0.440)	0.319	1.260	1.029	(0.346)

Total from investment operations	(0.194)	0.570	1.450	1.244	(0.025)

Less dividends and distributions from:
Net investment income	(0.236)	(0.272)	(0.183)	(0.264)	(0.046)
Net realized gain	(0.026)	(0.044)	—	(0.006)	— [2]

Total dividends and distributions	(0.262)	(0.316)	(0.183)	(0.270)	(0.046)

Net asset value, end of period	$12.703	$13.159	$12.905	$11.638	$10.664

Total return[3]	(1.48% )	4.41%	12.47%	11.70%	(0.23% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,915	$32,003	$11,835	$2,641	$1,158
Ratio of expenses to average net assets[4]	0.19%	0.19%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.29%	0.31%	0.34%	0.47%
Ratio of net investment income to average net assets	1.85%	1.88%	1.53%	1.89%	2.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.78%	1.42%	1.75%	2.70%
Portfolio turnover	17%	9%	20%	21%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distribution of $10 was made which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–23

LVIP SSgA Moderate Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Index Allocation Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.156	$12.903	$11.638	$10.666	$10.724

Income (loss) from investment operations:
Net investment income[1]	0.213	0.216	0.158	0.186	0.292
Net realized and unrealized gain (loss)	(0.438)	0.320	1.259	1.029	(0.344)

Total from investment operations	(0.225)	0.536	1.417	1.215	(0.052)

Less dividends and distributions from:
Net investment income	(0.203)	(0.239)	(0.152)	(0.237)	(0.006)
Net realized gain	(0.026)	(0.044)	—	(0.006)	— [2]

Total dividends and distributions	(0.229)	(0.283)	(0.152)	(0.243)	(0.006)

Net asset value, end of period	$12.702	$13.156	$12.903	$11.638	$10.666

Total return[3]	(1.71% )	4.15%	12.18%	11.43%	(0.48% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$207,474	$206,432	$187,311	$145,027	$74,204
Ratio of expenses to average net assets[4]	0.44%	0.44%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.54%	0.56%	0.59%	0.72%
Ratio of net investment income to average net assets	1.60%	1.63%	1.28%	1.64%	2.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.53%	1.17%	1.50%	2.45%
Portfolio turnover	17%	9%	20%	21%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distribution of $743 was made which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–24

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.380	$13.192	$11.654	$10.584	$10.875

Income (loss) from investment operations:
Net investment income[1]	0.258	0.259	0.197	0.207	0.284
Net realized and unrealized gain (loss)	(0.529)	0.272	1.528	1.148	(0.562)

Total from investment operations	(0.271)	0.531	1.725	1.355	(0.278)

Less dividends and distributions from:
Net investment income	(0.250)	(0.291)	(0.187)	(0.276)	(0.013)
Net realized gain	(0.026)	(0.052)	—	(0.009)	— [2]

Total dividends and distributions	(0.276)	(0.343)	(0.187)	(0.285)	(0.013)

Net asset value, end of period	$12.833	$13.380	$13.192	$11.654	$10.584

Total return[3]	(2.04% )	4.01%	14.81%	12.86%	(2.55% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,606	$42,380	$19,904	$5,463	$1,451
Ratio of expenses to average net assets[4]	0.19%	0.19%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.29%	0.29%	0.31%	0.34%	0.46%
Ratio of net investment income to average net assets	1.91%	1.91%	1.56%	1.83%	2.64%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.81%	1.81%	1.45%	1.69%	2.38%
Portfolio turnover	20%	12%	27%	23%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distribution of $5 was made which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–25

LVIP SSgA Moderately Aggressive Index Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$13.361	$13.174	$11.640	$10.558	$10.863

Income (loss) from investment operations:
Net investment income[1]	0.224	0.224	0.163	0.178	0.256
Net realized and unrealized gain (loss)	(0.528)	0.272	1.527	1.144	(0.559)

Total from investment operations	(0.304)	0.496	1.690	1.322	(0.303)

Less dividends and distributions from:
Net investment income	(0.216)	(0.257)	(0.156)	(0.231)	(0.002)
Net realized gain	(0.026)	(0.052)	—	(0.009)	— [2]

Total dividends and distributions	(0.242)	(0.309)	(0.156)	(0.240)	(0.002)

Net asset value, end of period	$12.815	$13.361	$13.174	$11.640	$10.558

Total return[3]	(2.28% )	3.75%	14.52%	12.58%	(2.79% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$168,948	$176,575	$169,949	$134,350	$78,447
Ratio of expenses to average net assets[4]	0.44%	0.44%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.54%	0.54%	0.56%	0.59%	0.71%
Ratio of net investment income to average net assets	1.66%	1.66%	1.31%	1.58%	2.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.56%	1.56%	1.20%	1.44%	2.13%
Portfolio turnover	20%	12%	27%	23%	9%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Net realized gain distribution of $549 was made which calculated to de minimus amount of $0.000 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–26

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.877	$11.682	$11.138	$10.709	$10.474

Income (loss) from investment operations:
Net investment income[1]	0.247	0.234	0.190	0.236	0.428
Net realized and unrealized gain (loss)	(0.468)	0.412	0.597	0.651	(0.136)

Total from investment operations	(0.221)	0.646	0.787	0.887	0.292

Less dividends and distributions from:
Net investment income	(0.310)	(0.296)	(0.239)	(0.436)	(0.054)
Net realized gain	(0.081)	(0.155)	(0.004)	(0.022)	(0.003)

Total dividends and distributions	(0.391)	(0.451)	(0.243)	(0.458)	(0.057)

Net asset value, end of period	$11.265	$11.877	$11.682	$11.138	$10.709

Total return[2]	(1.86% )	5.54%	7.07%	8.35%	2.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,094	$8,095	$3,846	$524	$263
Ratio of expenses to average net assets[3]	0.19%	0.19%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.29%	0.29%	0.30%	0.31%	0.37%
Ratio of net investment income to average net assets	2.07%	1.93%	1.64%	2.13%	4.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.97%	1.83%	1.54%	2.02%	3.83%
Portfolio turnover	22%	16%	15%	19%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–27

LVIP SSgA Conservative Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Conservative Structured Allocation Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.875	$11.681	$11.138	$10.711	$10.464

Income (loss) from investment operations:
Net investment income[1]	0.217	0.203	0.160	0.208	0.400
Net realized and unrealized gain (loss)	(0.466)	0.412	0.597	0.652	(0.135)

Total from investment operations	(0.249)	0.615	0.757	0.860	0.265

Less dividends and distributions from:
Net investment income	(0.281)	(0.266)	(0.210)	(0.411)	(0.015)
Net realized gain	(0.081)	(0.155)	(0.004)	(0.022)	(0.003)

Total dividends and distributions	(0.362)	(0.421)	(0.214)	(0.433)	(0.018)

Net asset value, end of period	$11.264	$11.875	$11.681	$11.138	$10.711

Total return[2]	(2.10% )	5.27%	6.81%	8.09%	2.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$186,076	$202,181	$199,373	$208,671	$148,481
Ratio of expenses to average net assets[3]	0.44%	0.44%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.54%	0.54%	0.55%	0.56%	0.62%
Ratio of net investment income to average net assets	1.82%	1.68%	1.39%	1.88%	3.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.72%	1.58%	1.29%	1.77%	3.58%
Portfolio turnover	22%	16%	15%	19%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–28

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.650	$12.426	$11.276	$10.633	$10.637

Income (loss) from investment operations:
Net investment income[1]	0.264	0.259	0.237	0.227	0.365
Net realized and unrealized gain (loss)	(0.603)	0.432	1.205	0.883	(0.335)

Total from investment operations	(0.339)	0.691	1.442	1.110	0.030

Less dividends and distributions from:
Net investment income	(0.360)	(0.352)	(0.283)	(0.437)	(0.027)
Net realized gain	(0.088)	(0.115)	(0.009)	(0.030)	(0.007)

Total dividends and distributions	(0.448)	(0.467)	(0.292)	(0.467)	(0.034)

Net asset value, end of period	$11.863	$12.650	$12.426	$11.276	$10.633

Total return[2]	(2.69% )	5.56%	12.81%	10.54%	0.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$52,020	$39,714	$21,706	$5,172	$1,952
Ratio of expenses to average net assets[3]	0.17%	0.17%	0.18%	0.19%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.27%	0.27%	0.28%	0.29%	0.31%
Ratio of net investment income to average net assets	2.08%	2.02%	1.96%	2.04%	3.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.98%	1.92%	1.86%	1.94%	3.30%
Portfolio turnover	17%	10%	16%	12%	7%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–29

LVIP SSgA Moderate Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderate Structured Allocation Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.646	$12.423	$11.274	$10.607	$10.626

Income (loss) from investment operations:
Net investment income[1]	0.232	0.226	0.205	0.198	0.337
Net realized and unrealized gain (loss)	(0.603)	0.432	1.206	0.882	(0.333)

Total from investment operations	(0.371)	0.658	1.411	1.080	0.004

Less dividends and distributions from:
Net investment income	(0.328)	(0.320)	(0.253)	(0.383)	(0.016)
Net realized gain	(0.088)	(0.115)	(0.009)	(0.030)	(0.007)

Total dividends and distributions	(0.416)	(0.435)	(0.262)	(0.413)	(0.023)

Net asset value, end of period	$11.859	$12.646	$12.423	$11.274	$10.607

Total return[2]	(2.95% )	5.29%	12.53%	10.27%	0.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$805,329	$886,843	$922,379	$576,189	$359,868
Ratio of expenses to average net assets[3]	0.42%	0.42%	0.43%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.52%	0.52%	0.53%	0.54%	0.56%
Ratio of net investment income to average net assets	1.83%	1.77%	1.72%	1.79%	3.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	1.67%	1.62%	1.69%	3.05%
Portfolio turnover	17%	10%	16%	12%	7%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–30

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.945	$12.803	$11.407	$10.711	$10.934

Income (loss) from investment operations:
Net investment income[1]	0.300	0.292	0.225	0.223	0.353
Net realized and unrealized gain (loss)	(0.749)	0.385	1.501	0.983	(0.545)

Total from investment operations	(0.449)	0.677	1.726	1.206	(0.192)

Less dividends and distributions from:
Net investment income	(0.403)	(0.385)	(0.301)	(0.474)	(0.025)
Net realized gain	(0.057)	(0.150)	(0.029)	(0.036)	(0.006)

Total dividends and distributions	(0.460)	(0.535)	(0.330)	(0.510)	(0.031)

Net asset value, end of period	$12.036	$12.945	$12.803	$11.407	$10.711

Total return[2]	(3.48% )	5.28%	15.15%	11.39%	(1.74% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,405	$28,117	$14,043	$4,150	$1,528
Ratio of expenses to average net assets[3]	0.18%	0.18%	0.19%	0.19%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.28%	0.28%	0.29%	0.29%	0.33%
Ratio of net investment income to average net assets	2.31%	2.21%	1.82%	1.99%	3.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.21%	2.11%	1.72%	1.89%	3.13%
Portfolio turnover	15%	12%	15%	12%	16%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–31

LVIP SSgA Moderately Aggressive Structured Allocation Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$12.940	$12.799	$11.404	$10.684	$10.923

Income (loss) from investment operations:
Net investment income[1]	0.267	0.257	0.192	0.194	0.326
Net realized and unrealized gain (loss)	(0.748)	0.386	1.503	0.980	(0.545)

Total from investment operations	(0.481)	0.643	1.695	1.174	(0.219)

Less dividends and distributions from:
Net investment income	(0.370)	(0.352)	(0.271)	(0.418)	(0.014)
Net realized gain	(0.057)	(0.150)	(0.029)	(0.036)	(0.006)

Total dividends and distributions	(0.427)	(0.502)	(0.300)	(0.454)	(0.020)

Net asset value, end of period	$12.032	$12.940	$12.799	$11.404	$10.684

Total return[2]	(3.72% )	5.02%	14.88%	11.11%	(1.99% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$425,106	$451,218	$428,859	$377,863	$250,673
Ratio of expenses to average net assets[3]	0.43%	0.43%	0.44%	0.44%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.53%	0.53%	0.54%	0.54%	0.58%
Ratio of net investment income to average net assets	2.06%	1.96%	1.57%	1.74%	3.01%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.86%	1.47%	1.64%	2.88%
Portfolio turnover	15%	12%	15%	12%	16%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Allocation Funds–32

LVIP SSgA Allocation Funds

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are non-diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

Each Fund operates under a fund of funds structure and invests a significant portion of its assets in investment companies, including exchange-traded funds (“ETFs”) and mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.

The investment objective of the LVIP SSgA Conservative Index Allocation Fund and LVIP SSgA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.

The investment objective of the LVIP SSgA Moderate Index Allocation Fund and LVIP SSgA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

The investment objective of the LVIP SSgA Moderately Aggressive Index Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

1. Significant Accounting Policies

Each Fund is an investment company in conformity with U.S. generally accepted accounting principals (“U.S. GAAP”). Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or

LVIP SSgA Allocation Funds–33

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of each Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the LVIP SSgA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to May 1, 2015, LIAC had contractually agreed to reimburse the LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, and LVIP SSgA Conservative Structured Allocation Fund to the extent that the annual operating expenses (excluding Underlying Fund fees and expenses) exceeded 0.20% of the Fund’s average daily net assets for the Standard Class and 0.45% for the Service Class.

SSgA Funds Management Inc. (“SSgA”) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSgA under the consulting agreement.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, each Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Administrative	$3,401	$10,681	$9,843	$9,006	$39,351	$20,797
Legal	946	2,979	2,742	2,505	10,957	5,798

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Trading operations	$605	$1,868	$1,716	$1,567	$6,880	$3,633

LVIP SSgA Allocation Funds–34

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Printing and mailing	$2,386	$7,117	$5,893	$5,195	$42,674	$10,295

The Funds offer Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015 , the Funds had receivables due from and liabilities payable to affiliates as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Expense reimbursement receivable from LIAC	$2,495	$—	$—	$—	$—	$—
Management fees payable to LIAC	10,655	32,764	29,835	25,168	109,857	59,095
Distribution fees payable to LFD	14,848	44,163	36,072	39,908	172,136	90,666

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Funds engaged in securities purchases and securities sales as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Purchases	$691,907	$1,990,454	$1,261,413	$1,012,419	$539,918	$810,076
Sales	544,798	872,038	829,233	1,219,098	2,487,201	540,074

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

LVIP SSgA Allocation Funds–35

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Funds held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds or ETFs). Investments in companies considered to be affiliates of the Funds were as follows:

LVIP SSgA Conservative Index Allocation Fund

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA Bond Index Fund	$39,174,732	$11,488,907	$7,767,575	$(61,658)	$41,897,154	$1,055,825	$—
LVIP SSgA International Index Fund	10,491,396	3,680,977	2,219,633	(85,488)	11,514,961	299,515	—
LVIP SSgA Mid-Cap Index Fund	—	2,927,551	240,150	(8,536)	2,456,618	22,768	21,201
LVIP SSgA S&P 500 Index Fund	13,916,478	4,037,095	3,548,539	113,458	14,220,157	274,784	131,744
LVIP SSgA Small-Cap Index Fund	3,176,969	664,547	2,155,029	488,276	1,627,375	16,114	50,205

Total	$66,759,575	$22,799,077	$15,930,926	$446,052	$71,716,265	$1,669,006	$203,150

LVIP SSgA Moderate Index Allocation Fund
	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA Bond Index Fund	$72,587,612	$17,674,340	$9,845,701	$(92,861)	$78,636,051	$1,955,530	$—
LVIP SSgA International Index Fund	46,308,987	12,518,714	5,299,647	(313,485)	51,484,187	1,322,306	—
LVIP SSgA Mid-Cap Index Fund	—	17,371,427	529,302	(23,722)	15,376,234	140,298	130,684
LVIP SSgA S&P 500 Index Fund	62,082,777	13,052,122	11,389,757	94,944	62,800,452	1,194,993	581,104
LVIP SSgA Small-Cap Index Fund	19,617,530	3,018,359	12,025,794	2,470,657	10,187,088	99,295	313,730

Total	$200,596,906	$63,634,962	$39,090,201	$2,135,533	$218,484,012	$4,712,422	$1,025,518

LVIP SSgA Moderately Aggressive Index Allocation Fund
	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA Bond Index Fund	$55,711,495	$14,311,557	$9,022,197	$(72,484)	$59,622,179	$1,491,063	$—
LVIP SSgA International Index Fund	46,913,239	12,943,417	6,284,173	(343,083)	51,509,446	1,331,168	—
LVIP SSgA Mid-Cap Index Fund	—	18,542,615	665,441	(27,748)	16,315,993	149,660	139,420
LVIP SSgA S&P 500 Index Fund	61,577,635	13,423,375	12,173,461	63,616	61,884,102	1,183,684	578,085
LVIP SSgA Small-Cap Index Fund	22,585,032	3,827,125	14,345,486	2,761,934	11,581,454	113,485	360,109

Total	$186,787,401	$63,048,089	$42,490,758	$2,382,235	$200,913,174	$4,269,060	$1,077,614

LVIP SSgA Allocation Funds–36

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LVIP SSgA Conservative Structured Allocation Fund
	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA Bond Index Fund	$106,058,782	$16,238,147	$21,907,548	$(39,031)	$98,235,590	$2,535,442	$—
LVIP SSgA Developed International 150 Fund	14,299,227	4,526,920	3,249,352	(96,451)	13,405,320	434,447	1,229,443
LVIP SSgA Emerging Markets 100 Fund	8,222,649	3,041,113	1,947,795	(362,325)	7,603,791	382,493	—
LVIP SSgA International Index Fund	14,204,328	2,849,448	3,087,400	(49,023)	13,496,358	361,528	—
LVIP SSgA Large Cap 100 Fund	19,020,202	5,285,147	5,501,900	728,886	15,613,615	445,129	2,087,490
LVIP SSgA Mid-Cap Index Fund	—	4,600,177	373,042	(23,825)	3,839,214	36,013	33,603
LVIP SSgA S&P 500 Index Fund	18,838,307	2,723,814	5,673,206	1,039,515	15,692,734	306,800	159,583
LVIP SSgA Small-Cap Index Fund	4,300,110	764,949	901,189	7,309	3,814,626	38,227	129,242
LVIP SSgA Small-Mid Cap 200 Fund	4,285,858	1,367,006	929,680	(32,913)	3,814,838	102,790	544,235

Total	$189,229,463	$41,396,721	$43,571,112	$1,172,142	$175,516,086	$4,642,869	$4,183,596

LVIP SSgA Moderate Structured Allocation Fund
	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA Bond Index Fund	$281,301,510	$24,125,917	$39,643,214	$(228,027)	$260,005,181	$6,631,980	$—
LVIP SSgA Developed International 150 Fund	90,297,371	19,147,493	11,544,558	(19,882)	84,511,326	2,712,846	7,539,968
LVIP SSgA Emerging Markets 100 Fund	54,520,853	14,564,532	7,407,714	(1,251,539)	50,341,617	2,503,055	—
LVIP SSgA International Index Fund	89,700,284	8,520,118	10,242,336	(72,958)	85,077,606	2,248,378	—
LVIP SSgA Large Cap 100 Fund	121,433,692	22,805,744	20,046,886	1,436,718	103,322,160	2,921,306	13,477,641
LVIP SSgA Mid-Cap Index Fund	—	38,782,459	1,482,787	(79,337)	33,880,602	315,150	293,878
LVIP SSgA S&P 500 Index Fund	120,274,368	6,694,092	21,723,139	2,886,802	103,832,293	2,013,377	1,022,691
LVIP SSgA Small-Cap Index Fund	38,010,822	2,217,881	13,158,846	2,481,709	25,249,657	250,904	828,277
LVIP SSgA Small-Mid Cap 200 Fund	37,885,008	6,262,017	13,520,873	713,390	25,251,661	674,697	3,504,511
SPDR Barclays TIPS ETF	93,440,025	6,865,528	12,026,104	(831,161)	86,119,497	120,162	—

Total	$926,863,933	$149,985,781	$150,796,457	$5,035,715	$857,591,600	$20,391,855	$26,666,966

LVIP SSgA Allocation Funds–37

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA Bond Index Fund	$121,458,299	$15,568,351	$17,165,449	$(115,895)	$117,235,870	$2,977,890	$—
LVIP SSgA Developed International 150 Fund	51,475,868	12,347,136	5,483,774	(256,342)	50,314,202	1,611,693	4,410,634
LVIP SSgA Emerging Markets 100 Fund	47,095,969	13,846,560	5,290,628	(1,448,621)	45,415,427	2,249,540	—
LVIP SSgA International Index Fund	51,134,703	6,006,018	4,645,591	(225,214)	50,648,706	1,331,138	—
LVIP SSgA Large Cap 100 Fund	67,778,302	14,439,648	9,453,859	835,053	60,567,780	1,710,492	7,782,765
LVIP SSgA Mid-Cap Index Fund	—	20,980,826	807,007	(41,173)	18,334,321	170,337	158,758
LVIP SSgA S&P 500 Index Fund	67,131,408	5,881,137	11,230,304	1,865,485	60,859,508	1,178,755	586,784
LVIP SSgA Small-Cap Index Fund	24,624,438	2,122,064	7,115,085	1,187,270	18,219,502	180,832	584,932
LVIP SSgA Small-Mid Cap 200 Fund	24,542,655	4,912,677	7,269,302	367,357	18,222,271	486,302	2,485,043

Total	$455,241,642	$96,104,417	$68,460,999	$2,167,920	$439,817,587	$11,896,979	$16,008,916

3. Investments

For the year ended December 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Purchases	$26,321,222	$74,357,207	$73,788,230	$44,347,488	$149,985,781	$98,917,181
Sales	17,948,876	43,424,908	46,675,789	47,659,313	150,796,457	71,565,362

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Cost of investments	$80,009,411	$244,078,222	$220,786,114	$192,168,358	$842,477,758	$457,772,588

Aggregate unrealized appreciation	$6,513,741	$25,712,641	$25,973,587	$11,955,220	$64,025,862	$41,040,721
Aggregate unrealized depreciation	(3,260,869)	(9,811,738)	(10,723,562)	(9,086,445)	(48,912,020)	(35,666,636)

Net unrealized appreciation	$3,252,872	$15,900,903	$15,250,025	$2,868,775	$15,113,842	$5,374,085

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

LVIP SSgA Allocation Funds–38

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

3. Investments (continued)

asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Investment Companies	$83,262,283	$259,979,125	$236,036,139	$195,037,133	$857,591,600	$463,146,673

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Year Ended December 31, 2015
Ordinary income	$1,576,510	$4,347,657	$4,235,558	$4,764,658	$23,346,665	$14,069,544
Long-term capital gains	85,468	373,546	292,789	1,415,098	6,037,641	1,956,723

	$1,661,978	$4,721,203	$4,528,347	$6,179,756	$29,384,306	$16,026,267

Year Ended December 31, 2014
Ordinary income	$1,657,214	$5,059,753	$4,848,240	$4,781,419	$26,564,113	$14,074,587
Long-term capital gains	65,234	43,994	175,224	2,535,514	4,622,376	3,984,032

Total	$1,722,448	$5,103,747	$5,023,464	$7,316,933	$31,186,489	$18,058,619

LVIP SSgA Allocation Funds–39

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Shares of beneficial interest	$79,311,827	$240,301,375	$216,902,509	$187,496,501	$815,800,398	$441,953,249
Undistributed ordinary income	25,225	90,139	70,207	216,069	686,246	270,375
Undistributed long-term capital gains	659,795	3,096,839	3,331,402	4,588,311	25,748,321	14,913,625
Net unrealized appreciation	3,252,872	15,900,903	15,250,025	2,868,775	15,113,842	5,374,085

Net assets	$83,249,719	$259,389,256	$235,554,143	$195,169,656	$857,348,807	$462,511,334

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and pass-through consent dividends from the Underlying Funds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of distributions received from the underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Funds recorded the following reclassifications:

	LVIP SSgA Conservative Index Allocation Fund	LVIP SSgA Moderate Index Allocation Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund	LVIP SSgA Conservative Structured Allocation Fund	LVIP SSgA Moderate Structured Allocation Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
Undistributed net investment income	$20,662	$127,315	$135,810	$1,009,316	$6,625,249	$3,973,148
Accumulated net realized gain (loss)	(20,662)	(127,315)	(135,810)	(1,009,316)	(6,625,249)	(3,973,148)

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSgA Conservative Index Allocation Fund		LVIP SSgA Moderate Index Allocation Fund		LVIP SSgA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	325,663	391,002	2,074,367	1,636,945	2,184,581	1,748,968
Service Class	1,830,705	1,171,675	2,638,925	2,800,520	2,139,635	1,595,919
Shares issued upon reinvestment of dividends and distributions:
Standard Class	25,370	22,791	81,329	55,982	107,634	76,393
Service Class	114,115	117,171	288,711	329,952	243,700	297,123

	2,295,853	1,702,639	5,083,332	4,823,399	4,675,550	3,718,403

Shares redeemed:
Standard Class	(146,999)	(54,427)	(501,077)	(177,943)	(269,393)	(166,875)
Service Class	(1,462,736)	(1,059,777)	(2,283,916)	(1,956,191)	(2,415,407)	(1,578,177)

	(1,609,735)	(1,114,204)	(2,784,993)	(2,134,134)	(2,684,800)	(1,745,052)

Net increase	686,118	588,435	2,298,339	2,689,265	1,990,750	1,973,351

LVIP SSgA Allocation Funds–40

LVIP SSgA Allocation Funds

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	LVIP SSgA Conservative Structured Allocation Fund		LVIP SSgA Moderate Structured Allocation Fund		LVIP SSgA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	264,718	547,800	1,420,436	1,484,016	1,152,843	1,150,403
Service Class	2,733,361	2,086,057	5,385,758	4,310,500	3,374,064	3,875,722
Shares issued upon reinvestment of dividends and distributions:
Standard Class	26,463	26,283	157,868	107,624	112,520	82,284
Service Class	518,623	586,008	2,302,101	2,340,863	1,210,291	1,300,430

	3,543,165	3,246,148	9,266,163	8,243,003	5,849,718	6,408,839

Shares redeemed:
Standard Class	(165,441)	(221,671)	(332,536)	(199,030)	(329,585)	(157,507)
Service Class	(3,757,290)	(2,714,606)	(9,910,853)	(10,770,288)	(4,123,280)	(3,813,063)

	(3,922,731)	(2,936,277)	(10,243,389)	(10,969,318)	(4,452,865)	(3,970,570)

Net increase (decrease)	(379,566)	309,871	(977,226)	(2,726,315)	1,396,853	2,438,269

7. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown: however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Allocation Funds–41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Index Allocation Funds

LVIP SSgA Structured Allocation Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (six of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Conservative Index Allocation Fund, LVIP SSgA Moderate Index Allocation Fund, LVIP SSgA Moderately Aggressive Index Allocation Fund, LVIP SSgA Conservative Structured Allocation Fund, LVIP SSgA Moderate Structured Allocation Fund and LVIP SSgA Moderately Aggressive Structured Allocation Fund (six of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA Allocation Funds–42

LVIP SSgA Allocation Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gain	Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
LVIP SSgA Conservative Index Allocation Fund	5.14%	94.86%	100.00%
LVIP SSgA Moderate Index Allocation Fund	7.91%	92.09%	100.00%
LVIP SSgA Moderately Aggressive Index Allocation Fund	6.47%	93.53%	100.00%
LVIP SSgA Conservative Structured Allocation Fund	22.90%	77.10%	100.00%
LVIP SSgA Moderate Structured Allocation Fund	20.55%	79.45%	100.00%
LVIP SSgA Moderately Aggressive Structured Allocation Fund	12.21%	87.79%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one year and three year periods, as applicable, ended March 31, 2015. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.

The Board reviewed the LVIP SSgA Conservative Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative Index Allocation Composite). The Board noted that the Fund’s total return was within range of the median return of the Morningstar peer group and below the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board noted LIAC’s explanation that underperformance was primarily attributable to the expenses of the underlying

LVIP SSgA Allocation Funds–43

LVIP SSgA Allocation Funds

Other Fund Information (continued)

Approval of Investment Management Agreements (continued)

index funds. The Board considered LIAC’s view that it remained comfortable with the Fund’s strategy. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderate Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate Index Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and the benchmark index for the one year and three year periods. The Board noted LIAC’s explanation that underperformance was primarily attributable to the expenses of the underlying index funds. The Board also noted LIAC’s statement that the Fund had very little tracking error compared to the index, and that the Fund’s allocations were global, unlike those of its peers. The Board considered LIAC’s view that it remained comfortable with the Fund’s strategy. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderately Aggressive Index Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderately Aggressive Index Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and below the benchmark index for the one year and three year periods. The Board noted LIAC’s explanation that underperformance was primarily attributable to the expenses of the underlying index funds. The Board considered LIAC’s view that it remained comfortable with the Fund’s strategy. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Conservative Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Conservative Allocation funds category and a custom index (Conservative Structured Allocation Composite). The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one year period and the same as the median return of the Morningstar peer group and below the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderate Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderate Structured Allocation Composite). The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and above the benchmark index for the one year period and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the LVIP SSgA Moderately Aggressive Structured Allocation Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Moderately Aggressive Structured Allocation Composite). The Board noted that the Fund’s total return was above the median of the Morningstar peer group and the benchmark index for the one year period and below the median of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each of the Funds through April 30, 2016. The Board noted that the investment management fee for each Fund was higher than the median management fee of the Morningstar peer group without giving effect to the advisory fee waiver and giving effect to the advisory fee waiver, was lower than the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016 for each Fund and an expense limitation through April 30, 2016 for the LVIP SSgA Conservative Index Allocation Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums are allocated to the Funds as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.

LVIP SSgA Allocation Funds–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA Allocation Funds–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Allocation Funds–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Allocation Funds–47

LVIP SSgA Bond Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP SSgA Bond Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Bond Index Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 0.25% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 0.55%.

Although it was a mixed year for the global economic outlook in general, the Federal Reserve decided conditions necessary for liftoff were met and raised rates in mid-December. As of December 31, 2015, the Barclays Capital U.S. Aggregate Bond Index was comprised of 36.43% U.S. Treasury Securities, 8.20% Government-Related Securities, 31.10% Securitized Securities and 24.27% Corporate Securities. The respective total returns for each of these components for the year came in at 0.84%, (0.39%), 1.47% and (0.68%), while the excess returns for the Government-Related sector were (1.31%), (0.06%) for the Securitized Sector and (1.61%) for the Corporate sector.

2015 was a decent year for the broader U.S. fixed income market. The positive performance can be attributed to the Index’s exposure to US securitized products (US MBS, ABS and CMBS) and the US Treasuries. Poor global economic data and continued low inflation weighed on markets culminating in negative front-end rates in Europe. Concerns in Europe added to the allure of US bonds as the European Central Bank (ECB) began to outline details of a bond purchasing plan which was officially implemented in March. By mid-year, investors seemed relatively confident in the quantitative easing plan which spurred a large selloff in European bonds and spread to the US. At the same time, the threat of a “Grexit” loomed and slowing Chinese growth sparked a sell-off in oil and commodities. Towards the end of the summer, investors began focusing on the US Fed’s interest rate decision. The Fed held rates steady while signaling the prospect of a December tightening. As the market began to anticipate a December tightening volatility fell and the curve flattened into the end of the year.

It was a difficult year for credit markets as evidenced in the Corporate sector’s negative annual total returns and widening Option Adjusted Spread (OAS). Attractive yields and demand led to a record year for Investment Grade issuance. Swelling balance sheets had investors demanding higher yields as default risks rose and corporate profitability deteriorated. The Non-Corporate Credit component of the index was dragged down by turmoil in Emerging Markets and the downgrade of Brazilian debt in September. The Securitized component remained resilient posting 1.47% in total return and (0.05%) in excess returns. It was supported by demand for high quality spread products and the Fed’s continuing MBS repurchase program.

The Fund seeks to match the returns of the Barclays Capital U.S. Aggregate Bond Index. As a result, we seek to maintain a portfolio which matches all of the major characteristics of the index, including sector, quality, yield and duration.

The Fund uses a stratified sampling approach to match the index major risk characteristics and does not over or under-weight sectors or securities in an effort to add value above its benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark,

Barclays Capital U.S. Aggregate Bond Index. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Michael J. Burnell

Peter Breault

Marc Di Cosimo

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Bond Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,183 for the Standard Class shares and $12,933 for the Service Class shares. For comparison, look at how the Barclays Capital U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $13,667. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSgA Bond Index Fund–1

LVIP SSgA Bond Index Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+ 0.25%
Five Years	+ 2.87%
Inception (5/1/08)	+ 3.67%
Service Class Shares
One Year	+ 0.00%
Five Years	+ 2.62%
Inception (5/1/08)	+ 3.41%

[1]

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP SSgA Bond Index Fund–2

LVIP SSgA Bond Index Fund

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$1,004.60	0.33%	$1.67
Service Class Shares	1,000.00	1,003.30	0.58%	2.93
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.54	0.33%	$1.68
Service Class Shares	1,000.00	1,022.28	0.58%	2.96

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Bond Index Fund–3

LVIP SSgA Bond Index Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Agency Mortgage-Backed Securities	28.52%
Agency Obligations	2.73%
Commercial Mortgage-Backed Securities	1.83%
Corporate Bonds	25.39%
Aerospace & Defense	0.38%
Air Freight & Logistics	0.09%
Airlines	0.09%
Auto Components	0.06%
Automobiles	0.08%
Beverages	0.49%
Biotechnology	0.36%
Building Products	0.02%
Capital Markets	2.26%
Chemicals	0.47%
Commercial Banks	2.62%
Commercial Services & Supplies	0.09%
Communications Equipment	0.20%
Computers & Peripherals	0.06%
Construction & Engineering	0.03%
Consumer Finance	0.74%
Containers & Packaging	0.04%
Diversified Consumer Services	0.07%
Diversified Financial Services	1.96%
Diversified Telecommunication Services	1.05%
Electric Utilities	1.41%
Electrical Equipment	0.04%
Electronic Equipment, Instruments & Components	0.05%
Energy Equipment & Services	0.21%
Food & Staples Retailing	0.52%
Food Products	0.40%
Gas Utilities	0.10%
Health Care Equipment & Supplies	0.39%
Health Care Providers & Services	0.53%
Hotels, Restaurants & Leisure	0.15%
Household Durables	0.15%
Independent Power Producers & Energy Traders	0.08%
Industrial Conglomerates	0.20%
Insurance	0.85%
Internet & Catalog Retail	0.06%
Internet Software & Services	0.10%
IT Services	0.35%
Leisure Equipment & Products	0.02%
Life Sciences Tools & Services	0.08%
Machinery	0.25%
Media	1.10%
Metals & Mining	0.38%
Multiline Retail	0.13%

Security Type/Sector	Percentage of Net Assets

Multi-Utilities	0.28%
Oil, Gas & Consumable Fuels	2.40%
Paper & Forest Products	0.09%
Personal Products	0.05%
Pharmaceuticals	1.07%
Professional Services	0.01%
Real Estate Investment Trusts	0.68%
Real Estate Management & Development	0.02%
Road & Rail	0.37%
Semiconductors & Semiconductor Equipment	0.20%
Software	0.43%
Specialty Retail	0.25%
Technology Hardware, Storage & Peripherals	0.32%
Textiles, Apparel & Luxury Goods	0.02%
Thrift & Mortgage Finance	0.03%
Tobacco	0.27%
Trading Companies & Distributors	0.02%
Wireless Telecommunication Services	0.17%
Municipal Bonds	0.84%
Non-Agency Asset-Backed Securities	0.54%
Regional Bonds	0.21%
Sovereign Bonds	1.44%
Supranational Banks	1.54%
U.S. Treasury Obligations	36.09%
Money Market Fund	4.67%
Total Value of Securities	103.80%
Liabilities Net of Receivables and Other Assets	(3.80%)
Total Net Assets	100.00%

IT–Information Technology

LVIP SSgA Bond Index Fund–4

LVIP SSgA Bond Index Fund

Statement of Net Assets

December 31, 2015

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES–28.52%
Fannie Mae S.F. 10 yr
4.00% 8/1/19	53,306	$55,594
4.00% 6/1/20	261,465	273,149
4.00% 5/1/23	154,286	161,214
6.00% 3/1/16	4,803	4,807
6.00% 10/1/16	19,599	19,810
6.00% 12/1/17	7,110	7,232
6.00% 9/1/18	8,276	8,589
Fannie Mae S.F. 15 yr 2.50% 10/1/27	1,424,555	1,447,605
2.50% 3/1/28	3,251,236	3,303,796
2.50% 4/1/28	3,718,024	3,767,343
2.50% 7/1/28	754,752	764,729
2.50% 9/1/28	1,541,870	1,562,239
2.50% 10/1/28	4,815,377	4,879,049
2.50% 2/1/30	2,765,488	2,790,548
2.50% 5/1/30	945,331	953,898
3.00% 11/1/26	2,912,131	3,016,153
3.00% 6/1/27	735,352	761,391
3.00% 8/1/27	1,339,175	1,386,701
3.00% 9/1/27	5,651,091	5,853,011
3.00% 10/1/27	834,420	864,223
3.00% 12/1/27	254,154	263,175
3.00% 8/1/29	3,634,272	3,749,518
3.00% 6/1/30	3,777,311	3,894,498
3.00% 12/1/30	1,492,305	1,539,456
3.50% 11/1/25	773,233	811,292
3.50% 12/1/25	1,842,711	1,938,568
3.50% 12/1/26	1,026,866	1,077,499
3.50% 1/1/27	2,736,254	2,869,632
3.50% 10/1/29	2,833,645	2,970,216
4.00% 7/1/18	78,009	81,323
4.00% 8/1/18	52,139	54,355
4.00% 5/1/20	1,734,189	1,807,871
4.00% 4/1/24	135,894	143,722
4.00% 5/1/24	239,208	251,624
4.00% 6/1/24	334,234	353,673
4.00% 7/1/24	136,945	144,969
4.00% 10/1/24	9,108	9,553
4.00% 12/1/24	353,760	374,227
4.00% 1/1/25	550,507	583,468
4.00% 3/1/25	616,265	654,379
4.00% 5/1/25	235,298	249,008
4.00% 7/1/25	4,946	5,246
4.00% 8/1/25	19,863	21,086
4.00% 9/1/25	228,584	242,619
4.00% 10/1/25	253,895	269,510
4.00% 1/1/26	7,837	8,322
4.00% 3/1/26	622,518	660,872
4.00% 5/1/26	7,357	7,806
4.00% 7/1/26	588,758	624,464
4.50% 2/1/23	116,341	122,257

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.50% 4/1/23	10,272	$10,818
4.50% 5/1/23	12,868	13,648
4.50% 6/1/23	350,317	369,969
4.50% 11/1/23	14,931	15,828
4.50% 1/1/24	2,059	2,129
4.50% 2/1/24	3,033	3,219
4.50% 3/1/24	5,335	5,752
4.50% 4/1/24	147,456	156,333
4.50% 5/1/24	277,786	294,474
4.50% 7/1/24	245,008	264,230
4.50% 8/1/24	345,424	371,837
4.50% 11/1/24	146,768	158,109
4.50% 4/1/25	240,082	258,738
4.50% 5/1/25	25,948	28,026
4.50% 6/1/25	6,224	6,628
5.00% 6/1/19	1,106	1,149
5.00% 4/1/23	26,883	28,884
5.00% 6/1/23	522,606	563,021
5.00% 9/1/23	242,812	261,727
5.00% 11/1/23	139,341	150,069
5.00% 12/1/23	137,897	148,563
5.00% 3/1/25	58,595	63,102
5.00% 6/1/25	2,776	2,992
5.50% 12/1/18	72,899	74,676
5.50% 3/1/20	141,961	145,984
5.50% 4/1/22	58,563	63,303
5.50% 7/1/22	69,273	75,287
6.00% 12/1/18	2	2
6.00% 6/1/20	8,463	8,871
6.00% 8/1/22	13,150	14,002
6.00% 9/1/22	43,769	47,260
Fannie Mae S.F. 15 yr TBA 2.50% 1/1/31	5,500,000	5,543,478
Fannie Mae S.F. 20 yr 3.00% 11/1/34	2,026,898	2,070,870
3.00% 12/1/34	1,532,925	1,566,225
3.00% 2/1/35	2,739,672	2,797,574
3.50% 6/1/34	6,184,848	6,462,554
3.50% 7/1/34	7,504,777	7,837,060
4.00% 9/1/35	555,415	593,352
4.00% 10/1/35	1,032,146	1,102,649
Fannie Mae S.F. 30 yr 3.00% 9/1/42	2,116,664	2,124,147
3.00% 10/1/42	3,424,785	3,438,646
3.00% 11/1/42	2,391,646	2,398,494
3.00% 12/1/42	2,192,866	2,202,713
3.00% 1/1/43	4,764,076	4,776,014
3.00% 3/1/43	10,012,318	10,034,263
3.00% 4/1/43	2,559,732	2,565,385
3.00% 5/1/43	1,649,471	1,653,047
3.00% 6/1/43	7,089,503	7,105,593
3.00% 7/1/43	4,046,856	4,055,148
3.00% 8/1/43	5,684,341	5,696,002

LVIP SSgA Bond Index Fund–5

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 9/1/45	3,347,146	$3,350,051
3.50% 10/1/40	956,693	989,317
3.50% 12/1/40	569,020	588,515
3.50% 2/1/41	977,998	1,011,376
3.50% 8/1/42	792,132	819,031
3.50% 9/1/42	8,479,840	8,770,045
3.50% 10/1/42	4,911,430	5,075,924
3.50% 11/1/42	1,708,600	1,765,872
3.50% 1/1/43	3,274,966	3,383,956
3.50% 2/1/43	615,815	636,393
3.50% 7/1/43	6,941,796	7,168,901
3.50% 10/1/44	3,722,607	3,843,536
3.50% 1/1/45	3,091,736	3,192,171
3.50% 4/1/45	5,539,301	5,719,245
3.50% 5/1/45	4,790,104	4,945,711
3.50% 8/1/45	11,456,268	11,833,088
3.50% 11/1/45	7,712,804	7,963,443
4.00% 1/1/39	49,526	52,425
4.00% 2/1/39	82,515	87,346
4.00% 3/1/39	3,480	3,684
4.00% 4/1/39	322,042	340,893
4.00% 6/1/39	160,882	170,324
4.00% 8/1/39	609,035	647,201
4.00% 9/1/39	749,356	799,450
4.00% 11/1/39	46,456	49,175
4.00% 12/1/39	1,186,478	1,255,932
4.00% 1/1/40	494,589	524,063
4.00% 5/1/40	308,772	326,847
4.00% 8/1/40	112,299	119,114
4.00% 9/1/40	196,760	208,462
4.00% 10/1/40	916,777	972,566
4.00% 11/1/40	1,314,615	1,395,738
4.00% 12/1/40	2,084,916	2,217,271
4.00% 1/1/41	5,166,661	5,483,815
4.00% 2/1/41	1,248,024	1,324,064
4.00% 3/1/41	24,416	25,874
4.00% 4/1/41	435,273	461,818
4.00% 5/1/41	2,205,558	2,340,038
4.00% 6/1/41	27,641	29,325
4.00% 9/1/41	466,334	494,720
4.00% 10/1/41	254,743	270,648
4.00% 11/1/41	512,449	543,701
4.00% 12/1/41	21,835	23,166
4.00% 1/1/42	17,046	18,086
4.00% 3/1/42	283,541	300,138
4.00% 10/1/43	5,090,307	5,388,280
4.00% 12/1/43	1,810,401	1,916,846
4.00% 7/1/44	3,980,272	4,213,267
4.00% 9/1/44	4,168,782	4,412,812
4.00% 10/1/44	5,610,166	5,939,431
4.00% 3/1/45	5,145,770	5,447,381
4.00% 7/1/45	4,875,133	5,162,430

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 8/1/33	30,838	$33,439
4.50% 1/1/34	18,810	20,390
4.50% 9/1/35	102,058	110,702
4.50% 2/1/38	38,438	41,617
4.50% 4/1/38	58,738	63,521
4.50% 7/1/38	66,581	71,965
4.50% 11/1/38	195,835	211,734
4.50% 2/1/39	439,644	475,072
4.50% 3/1/39	373,066	403,598
4.50% 4/1/39	1,319,699	1,433,060
4.50% 5/1/39	476,488	518,968
4.50% 6/1/39	154,663	167,281
4.50% 7/1/39	605,012	654,727
4.50% 9/1/39	347,811	379,859
4.50% 1/1/40	1,101,228	1,208,158
4.50% 2/1/40	1,955,369	2,137,581
4.50% 5/1/40	1,167,105	1,269,907
4.50% 6/1/40	531,809	575,587
4.50% 8/1/40	219,275	237,263
4.50% 9/1/40	625,436	676,917
4.50% 10/1/40	3,690,790	3,999,158
4.50% 11/1/40	632,111	683,187
4.50% 2/1/41	2,497,854	2,702,750
4.50% 4/1/41	28,810	31,169
4.50% 5/1/41	3,017,386	3,265,546
4.50% 6/1/41	338,564	366,531
4.50% 1/1/42	3,232,211	3,496,553
4.50% 9/1/43	1,616,218	1,745,560
4.50% 12/1/43	4,528,039	4,892,797
4.50% 10/1/44	692,773	748,214
5.00% 9/1/33	196,642	217,523
5.00% 4/1/34	712,856	788,273
5.00% 7/1/34	460,241	508,587
5.00% 11/1/34	229,677	253,768
5.00% 4/1/35	141,303	156,047
5.00% 6/1/35	233,605	257,896
5.00% 7/1/35	2,708,821	2,994,017
5.00% 9/1/35	38,485	42,447
5.00% 10/1/35	180,423	199,070
5.00% 12/1/35	835,163	920,649
5.00% 2/1/36	1,916,994	2,115,096
5.00% 3/1/36	107,081	118,123
5.00% 11/1/36	37,962	41,848
5.00% 8/1/37	34,087	37,491
5.00% 4/1/38	237,982	261,746
5.00% 7/1/38	33,569	36,921
5.00% 11/1/38	14,083	15,489
5.00% 8/1/39	1,171,332	1,289,026
5.00% 12/1/39	255,901	282,194
5.00% 1/1/40	550,630	618,971
5.00% 7/1/40	2,284,859	2,528,781
5.00% 9/1/40	633,378	698,453

LVIP SSgA Bond Index Fund–6

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.00% 6/1/41	1,894,361	$2,098,763
5.50% 11/1/33	63,774	71,684
5.50% 1/1/34	90,896	101,959
5.50% 5/1/34	126,967	142,760
5.50% 7/1/34	148,121	165,760
5.50% 10/1/34	207,392	233,733
5.50% 9/1/35	106,312	119,485
5.50% 10/1/35	111,822	124,860
5.50% 12/1/35	491,402	549,083
5.50% 1/1/36	579,480	649,223
5.50% 4/1/36	1,510,609	1,693,152
5.50% 8/1/36	361,915	405,086
5.50% 1/1/37	469,307	525,241
5.50% 2/1/37	18,148	20,216
5.50% 3/1/37	155,405	173,696
5.50% 5/1/37	179,729	201,532
5.50% 6/1/37	153,400	172,649
5.50% 8/1/37	57,593	64,212
5.50% 11/1/37	1,917	2,140
5.50% 12/1/37	484	541
5.50% 1/1/38	3,359,821	3,751,496
5.50% 2/1/38	82,034	91,529
5.50% 5/1/38	244,712	273,329
5.50% 6/1/38	16,186	18,084
5.50% 7/1/38	127,587	142,316
5.50% 10/1/38	55,735	62,298
5.50% 1/1/39	219,151	244,731
5.50% 5/1/39	543,857	607,090
5.50% 6/1/39	547,438	612,037
5.50% 10/1/39	231,829	258,962
5.50% 7/1/41	445,444	497,392
6.00% 12/1/35	167,407	192,174
6.00% 2/1/36	74,307	84,264
6.00% 6/1/36	45,989	52,062
6.00% 7/1/36	150,209	169,532
6.00% 8/1/36	75,982	85,744
6.00% 9/1/36	115,687	130,743
6.00% 10/1/36	119,437	134,816
6.00% 11/1/36	8,557	9,686
6.00% 1/1/37	103,969	117,564
6.00% 2/1/37	523,132	592,693
6.00% 3/1/37	46,999	53,043
6.00% 4/1/37	7,138	8,055
6.00% 5/1/37	155,931	176,449
6.00% 6/1/37	90,222	102,059
6.00% 8/1/37	182,801	206,514
6.00% 9/1/37	268,570	303,072
6.00% 10/1/37	395,406	446,610
6.00% 11/1/37	89,056	100,587
6.00% 1/1/38	49,305	55,675
6.00% 2/1/38	42,270	47,700
6.00% 4/1/38	6,979	7,879

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 5/1/38	191,711	$216,781
6.00% 6/1/38	66,913	75,546
6.00% 8/1/38	68,081	76,827
6.00% 9/1/38	62,406	70,570
6.00% 10/1/38	45,375	51,204
6.00% 11/1/38	31,831	35,920
6.00% 12/1/38	688,249	779,984
6.00% 4/1/40	577,310	653,345
6.00% 6/1/40	1,063,179	1,203,090
6.50% 3/1/32	1,230	1,405
6.50% 7/1/36	106,245	121,421
6.50% 9/1/36	98,867	112,990
6.50% 11/1/36	128,815	147,215
6.50% 9/1/37	18,836	21,951
6.50% 10/1/37	200,177	229,433
6.50% 2/1/38	147,411	172,305
6.50% 3/1/38	391,406	447,317
6.50% 5/1/38	67,754	77,907
6.50% 7/1/38	144,944	165,648
6.50% 10/1/38	167,301	191,199
7.00% 8/1/39	544,504	638,140
Fannie Mae S.F. 30 yr TBA 3.00% 1/1/46	6,300,000	6,300,057
3.50% 1/1/46	15,450,000	15,940,123
4.00% 1/1/46	13,000,000	13,756,235
Freddie Mac S.F. 15 yr 2.50% 4/1/28	158,398	160,999
2.50% 7/1/28	480,339	488,389
2.50% 8/1/28	3,847,246	3,911,735
2.50% 9/1/28	2,799,514	2,846,440
2.50% 10/1/28	3,910,276	3,975,819
2.50% 10/1/29	2,557,851	2,592,004
3.00% 11/1/26	3,645,570	3,763,560
3.00% 2/1/27	333,446	344,251
3.00% 3/1/27	1,236,246	1,275,930
3.00% 4/1/27	1,267,989	1,309,050
3.00% 11/1/27	606,380	625,972
3.00% 2/1/29	1,634,628	1,687,648
3.00% 4/1/30	4,677,302	4,824,984
3.50% 12/1/25	1,877,346	1,973,929
3.50% 3/1/26	1,333,471	1,397,610
3.50% 2/1/30	467,428	489,751
4.00% 2/1/24	69,104	71,931
4.00% 8/1/24	135,669	143,300
4.00% 2/1/25	194,217	205,126
4.00% 7/1/25	561,096	592,641
4.00% 4/1/26	1,189,754	1,256,752
4.50% 3/1/18	64,097	66,165
4.50% 4/1/18	61,218	63,198
4.50% 10/1/18	24,954	25,765
4.50% 11/1/18	105,614	109,265

LVIP SSgA Bond Index Fund–7

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
4.50% 12/1/18	56,637	$58,610
4.50% 1/1/19	45,972	47,503
4.50% 2/1/19	57,414	59,322
4.50% 7/1/19	95,234	98,552
4.50% 12/1/19	33,871	35,059
4.50% 4/1/21	30,378	31,450
4.50% 6/1/24	6,412	6,886
4.50% 7/1/24	232,087	249,241
4.50% 8/1/24	103,867	109,969
4.50% 11/1/24	209,506	225,008
4.50% 5/1/25	77,210	82,920
5.00% 10/1/17	4,821	4,986
5.00% 4/1/18	97,672	101,015
5.00% 4/1/23	138,095	149,202
5.00% 1/1/25	11,655	12,054
5.00% 3/1/25	73,429	79,251
5.50% 11/1/16	37,484	37,842
5.50% 11/1/17	4,162	4,187
5.50% 4/1/18	37,352	38,627
6.00% 11/1/23	92,562	100,910
Freddie Mac S.F. 15 yr TBA 2.50% 1/1/31	5,500,000	5,548,805
3.00% 1/1/31	10,000,000	10,304,736
Freddie Mac S.F. 30 yr 3.00% 10/1/42	2,425,257	2,426,897
3.00% 1/1/43	5,046,409	5,049,821
3.00% 3/1/43	6,111,347	6,115,080
3.00% 4/1/43	4,012,232	4,012,570
3.00% 7/1/43	1,648,200	1,648,619
3.00% 8/1/43	671,079	671,273
3.00% 10/1/43	1,981,471	1,982,127
3.00% 8/1/45	11,044,473	11,035,238
3.50% 2/1/42	3,157,157	3,254,607
3.50% 5/1/42	2,942,542	3,032,768
3.50% 10/1/42	2,992,512	3,084,274
3.50% 2/1/43	1,732,040	1,788,341
3.50% 5/1/43	2,260,503	2,329,282
3.50% 8/1/43	4,401,447	4,534,855
3.50% 2/1/44	1,528,277	1,574,470
3.50% 3/1/44	112,224	115,616
3.50% 6/1/44	1,917,769	1,975,736
3.50% 8/1/44	2,046,569	2,108,429
3.50% 11/1/44	3,778,369	3,892,575
3.50% 1/1/45	4,533,545	4,670,576
3.50% 7/1/45	9,549,393	9,843,643
3.50% 10/1/45	4,222,265	4,349,888
4.00% 5/1/39	395,390	418,639
4.00% 2/1/40	127,901	135,543
4.00% 5/1/40	218,875	231,959
4.00% 8/1/40	58,770	62,273
4.00% 9/1/40	535,507	567,508

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 10/1/40	1,894,089	$2,007,119
4.00% 11/1/40	4,359,106	4,617,746
4.00% 12/1/40	2,003,608	2,123,331
4.00% 2/1/41	1,743,911	1,850,272
4.00% 12/1/41	2,674,492	2,832,370
4.00% 1/1/42	839,281	888,045
4.00% 3/1/42	153,468	162,524
4.00% 4/1/42	3,950,705	4,185,786
4.00% 6/1/42	15,084	15,978
4.00% 5/1/44	5,145,298	5,441,922
4.00% 9/1/44	1,573,683	1,663,841
4.00% 4/1/45	5,518,866	5,835,749
4.00% 11/1/45	897,514	948,876
4.50% 2/1/39	90,355	97,363
4.50% 4/1/39	30,802	33,210
4.50% 5/1/39	138,093	149,996
4.50% 6/1/39	1,072,431	1,162,709
4.50% 7/1/39	236,113	254,348
4.50% 9/1/39	876,250	960,802
4.50% 10/1/39	774,119	835,498
4.50% 1/1/40	2,168,174	2,365,453
4.50% 2/1/40	1,284,642	1,401,876
4.50% 7/1/40	214,787	231,697
4.50% 8/1/40	146,207	157,706
4.50% 9/1/40	1,197,545	1,306,853
4.50% 2/1/41	4,879,771	5,300,320
4.50% 3/1/41	571,087	623,307
4.50% 9/1/41	1,342,970	1,451,407
4.50% 3/1/44	713,951	770,409
4.50% 5/1/44	33,555	36,142
5.00% 10/1/34	277,046	305,910
5.00% 2/1/35	62,709	68,890
5.00% 8/1/35	116,901	128,749
5.00% 10/1/35	52,493	57,747
5.00% 11/1/35	22,396	24,569
5.00% 12/1/35	191,053	210,104
5.00% 2/1/37	126,177	137,837
5.00% 4/1/37	138,174	150,909
5.00% 5/1/37	139,446	152,148
5.00% 12/1/37	465,068	507,864
5.00% 1/1/38	6,839	7,467
5.00% 4/1/38	5,124	5,595
5.00% 6/1/38	262,080	286,028
5.00% 7/1/38	31,945	34,880
5.00% 9/1/38	13,174	14,383
5.00% 10/1/38	256,650	280,102
5.00% 12/1/38	753,813	823,110
5.00% 1/1/39	63,895	69,755
5.00% 2/1/39	1,179,735	1,287,798
5.00% 3/1/39	2,711,357	2,966,999
5.00% 8/1/39	143,819	159,396
5.00% 9/1/39	707,401	776,231

LVIP SSgA Bond Index Fund–8

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 1/1/40	634,123	$696,351
5.00% 5/1/40	301,926	330,034
5.00% 6/1/40	1,726,754	1,902,270
5.00% 9/1/40	168,307	183,705
5.00% 3/1/41	435,499	479,843
5.50% 8/1/33	61,210	67,619
5.50% 6/1/34	145,190	161,132
5.50% 6/1/35	97,497	108,421
5.50% 11/1/35	170,368	188,184
5.50% 1/1/37	73,977	82,061
5.50% 5/1/37	106,550	118,655
5.50% 7/1/37	46,840	51,748
5.50% 1/1/38	452,388	502,968
5.50% 2/1/38	104,824	116,646
5.50% 5/1/38	768,523	856,856
5.50% 6/1/38	28,072	31,214
5.50% 8/1/38	101,364	113,230
5.50% 12/1/38	104,306	116,461
5.50% 8/1/39	167,463	186,447
5.50% 12/1/39	701,146	776,187
5.50% 3/1/40	513,718	569,403
5.50% 4/1/40	1,402,248	1,557,598
5.50% 5/1/40	387,868	431,410
5.50% 6/1/41	93,888	104,415
6.00% 11/1/28	19,007	21,697
6.00% 7/1/33	17,030	19,250
6.00% 8/1/36	27,522	31,219
6.00% 11/1/36	74,828	84,024
6.00% 4/1/37	1,005	1,141
6.00% 5/1/37	162,096	183,087
6.00% 8/1/37	336,415	380,036
6.00% 9/1/37	183,374	207,174
6.00% 10/1/37	60,564	68,577
6.00% 11/1/37	248,673	279,586
6.00% 12/1/37	14,143	15,885
6.00% 1/1/38	215,129	241,912
6.00% 4/1/38	15,412	17,398
6.00% 6/1/38	41,064	46,340
6.00% 7/1/38	47,977	53,925
6.00% 8/1/38	73,394	82,546
6.00% 9/1/38	35,449	39,813
6.00% 10/1/38	107,732	121,049
6.00% 11/1/38	21,269	23,879
6.00% 3/1/39	48,743	54,905
6.00% 5/1/40	1,345,965	1,515,887
6.50% 11/1/36	236,057	268,835
6.50% 8/1/37	131,797	150,098
6.50% 10/1/37	31,319	36,001
6.50% 6/1/38	44,485	50,663
6.50% 4/1/39	137,642	159,144
Freddie Mac S.F. 30 yr TBA 3.50% 1/1/46	5,950,000	6,124,839

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr TBA (continued)
4.00% 1/1/46	2,500,000	$2,640,967
GNMA I S.F. 30 yr 3.00% 9/15/42	1,956,995	1,990,897
3.00% 11/15/42	1,764,404	1,794,970
3.00% 12/15/42	544,433	551,925
3.00% 2/15/45	982,556	997,763
3.50% 10/15/40	317,104	330,230
3.50% 1/15/41	121,112	126,144
3.50% 7/15/41	95,863	100,305
3.50% 10/15/41	794,406	827,494
3.50% 3/15/42	64,440	67,108
3.50% 6/15/42	3,473,119	3,616,665
3.50% 7/15/42	1,590,873	1,656,625
3.50% 10/15/42	444,725	463,134
3.50% 4/15/43	770,200	802,033
4.00% 6/15/39	124,953	132,645
4.00% 7/15/39	188,939	200,538
4.00% 8/15/39	144,893	153,778
4.00% 4/15/40	2,937,262	3,117,840
4.00% 8/15/40	808,651	858,493
4.00% 10/15/40	814,287	873,410
4.00% 12/15/40	1,157,195	1,248,975
4.00% 1/15/41	1,145,649	1,236,756
4.00% 9/15/41	1,529,653	1,623,931
4.50% 2/15/39	269,186	291,415
4.50% 3/15/39	1,482,095	1,600,649
4.50% 4/15/39	141,147	152,552
4.50% 5/15/39	126,548	138,351
4.50% 6/15/39	382,982	412,978
4.50% 7/15/39	531,504	574,899
4.50% 8/15/39	89,202	96,381
4.50% 9/15/39	466,053	503,436
4.50% 10/15/39	1,203,666	1,318,798
4.50% 11/15/39	697,810	757,074
4.50% 12/15/39	340,358	368,154
4.50% 1/15/40	1,480,433	1,609,505
4.50% 4/15/40	401,094	433,375
4.50% 5/15/40	413,072	451,716
4.50% 6/15/40	1,129,786	1,229,854
4.50% 8/15/40	424,312	459,102
4.50% 9/15/40	239,714	259,547
4.50% 1/15/41	482,273	529,284
4.50% 2/15/41	2,653,890	2,882,454
4.50% 3/15/41	333,531	359,644
4.50% 6/15/41	318,077	343,216
4.50% 7/15/41	39,274	42,481
5.00% 3/15/35	88,876	99,047
5.00% 3/15/38	29,306	32,455
5.00% 4/15/38	28,314	31,028
5.00% 5/15/38	4,200	4,650
5.00% 8/15/38	6,240	6,838

LVIP SSgA Bond Index Fund–9

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.00% 11/15/38	57,396	$62,977
5.00% 1/15/39	285,245	315,488
5.00% 4/15/39	311,141	343,445
5.00% 5/15/39	1,189,489	1,316,268
5.00% 6/15/39	1,135,621	1,265,053
5.00% 9/15/39	2,381,729	2,660,652
5.00% 10/15/39	203,612	224,782
5.00% 11/15/39	566,412	631,920
5.00% 1/15/40	1,562,093	1,737,248
5.00% 2/15/40	722,499	805,942
5.00% 4/15/40	500,231	549,308
5.00% 7/15/40	538,904	596,632
5.50% 10/15/33	286,541	325,750
5.50% 4/15/37	69,008	77,554
5.50% 7/15/37	29,609	32,997
5.50% 1/15/38	450,249	500,948
5.50% 2/15/38	318,856	358,437
5.50% 7/15/38	127,678	143,275
5.50% 8/15/38	48,875	54,468
5.50% 9/15/38	626,206	697,796
5.50% 12/15/38	466,029	519,455
5.50% 1/15/39	222,193	247,543
5.50% 5/15/39	328,650	366,258
5.50% 7/15/39	6,006	6,719
5.50% 10/15/39	349,932	389,978
5.50% 12/15/39	104,678	116,658
5.50% 4/15/40	618,961	701,687
5.50% 2/15/41	88,756	98,914
6.00% 5/15/37	182,749	210,586
6.00% 1/15/38	135,955	153,674
6.00% 3/15/38	5,279	5,965
6.00% 5/15/38	285,385	320,331
6.00% 7/15/38	169,939	191,895
6.00% 8/15/38	116,828	132,086
6.00% 10/15/38	120,635	136,175
6.00% 11/15/38	145,340	164,445
6.00% 12/15/38	199,864	225,754
6.00% 1/15/39	49,916	56,031
6.00% 5/15/39	7,630	8,563
6.00% 6/15/39	6,226	6,984
6.00% 8/15/39	8,188	9,185
6.00% 10/15/39	13,510	15,544
6.00% 6/15/40	7,514	8,434
6.00% 12/15/40	922,694	1,042,641
6.50% 3/15/38	5,968	6,828
6.50% 5/15/38	24,665	28,220
6.50% 7/15/38	100,700	115,214
6.50% 8/15/38	2,470	2,826
6.50% 9/15/38	5,643	6,456
6.50% 10/15/38	26,631	30,750
6.50% 2/15/39	217,737	249,119
6.50% 8/15/39	22,389	25,616

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr 3.00% 9/20/42	2,787,220	$2,835,956
3.00% 11/20/42	1,417,058	1,441,836
3.00% 12/20/42	2,223,122	2,261,995
3.00% 1/20/43	2,180,653	2,218,783
3.00% 2/20/43	2,835,060	2,888,669
3.00% 3/20/43	4,708,042	4,794,500
3.00% 6/20/43	1,948,035	1,982,100
3.00% 9/20/43	3,278,447	3,335,814
3.00% 12/20/44	3,128,241	3,174,916
3.00% 3/20/45	3,140,744	3,187,606
3.00% 6/20/45	3,905,705	3,963,980
3.00% 8/20/45	4,189,933	4,252,449
3.50% 4/20/42	1,086,849	1,136,432
3.50% 6/20/42	3,222,792	3,369,822
3.50% 10/20/42	1,253,274	1,310,452
3.50% 12/20/42	2,551,217	2,667,613
3.50% 2/20/43	4,343,364	4,541,527
3.50% 3/20/43	2,826,144	2,963,999
3.50% 5/20/43	3,168,062	3,311,631
3.50% 9/20/43	3,890,282	4,065,091
3.50% 1/20/44	4,580,809	4,785,124
3.50% 10/20/44	3,892,087	4,068,499
3.50% 12/20/44	2,887,531	3,014,558
3.50% 4/20/45	11,874,015	12,398,430
3.50% 6/20/45	4,840,786	5,053,740
3.50% 11/20/45	2,993,576	3,125,269
4.00% 5/20/39	1,345,824	1,439,774
4.00% 8/20/40	791,709	847,955
4.00% 10/20/41	142,563	152,513
4.00% 11/20/41	2,418,662	2,587,179
4.00% 12/20/41	981,792	1,049,995
4.00% 5/20/42	2,236,027	2,388,977
4.00% 7/20/42	1,377,582	1,471,553
4.00% 8/20/42	1,017,102	1,086,261
4.00% 8/20/43	1,964,176	2,091,135
4.00% 3/20/44	2,867,785	3,056,235
4.00% 8/20/44	3,801,652	4,041,973
4.00% 10/20/44	1,142,516	1,214,011
4.00% 12/20/44	4,045,076	4,298,202
4.00% 1/20/45	834,214	886,416
4.00% 2/20/45	2,094,811	2,225,896
4.00% 8/20/45	1,943,645	2,065,272
4.50% 7/20/41	3,533,427	3,849,009
4.50% 12/20/43	2,339,660	2,516,970
4.50% 1/20/44	1,988,337	2,139,022
4.50% 4/20/45	1,578,087	1,697,681
5.00% 4/20/43	1,713,901	1,893,499
GNMA II S.F. 30 yr TBA 3.00% 1/1/46	2,500,000	2,533,887
3.50% 1/1/46	12,600,000	13,135,009
4.00% 1/1/46	4,600,000	4,884,984

LVIP SSgA Bond Index Fund–10

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr TBA (continued)
4.50% 1/1/46	1,500,000	$1,611,563

Total Agency Mortgage-Backed Securities (Cost $782,291,171)		791,664,434

AGENCY OBLIGATIONS–2.73%
Fannie Mae 0.75% 4/20/17	3,000,000	2,992,071
0.875% 10/26/17	750,000	747,103
0.875% 12/20/17	500,000	497,746
0.875% 2/8/18	1,000,000	993,748
0.875% 5/21/18	1,750,000	1,734,206
0.90% 11/7/17	750,000	746,569
1.00% 5/21/18	100,000	99,007
1.125% 7/20/18	4,000,000	3,985,176
1.25% 1/30/17	6,500,000	6,525,415
1.70% 10/4/19	125,000	124,549
1.75% 1/30/19	1,100,000	1,110,447
1.75% 9/12/19	1,000,000	1,005,814
1.875% 9/18/18	1,000,000	1,014,404
2.625% 9/6/24	2,085,000	2,109,457
3.40% 9/27/32	250,000	243,205
5.00% 2/13/17	1,000,000	1,045,379
5.00% 5/11/17	500,000	527,000
5.375% 6/12/17	600,000	637,379
5.625% 7/15/37	100,000	132,973
6.00% 4/18/36	100,000	101,537
6.25% 5/15/29	500,000	678,879
6.625% 11/15/30	300,000	425,505
7.125% 1/15/30	500,000	733,697
7.25% 5/15/30	500,000	740,226
8.95% 2/12/18	1,000,000	1,159,494
Federal Farm Credit Banks 1.10% 6/1/18	1,000,000	995,617
4.875% 1/17/17	300,000	312,191
Federal Home Loan Banks 0.75% 8/28/17	5,000,000	4,976,150
0.875% 5/24/17	500,000	499,398
1.20% 11/21/18	750,000	744,182
1.83% 7/29/20	1,000,000	998,618
2.25% 9/8/17	500,000	509,438
4.125% 3/13/20	400,000	438,590
4.625% 9/11/20	1,000,000	1,122,415
4.875% 5/17/17	200,000	210,483
5.00% 11/17/17	1,700,000	1,822,956
5.375% 5/15/19	1,000,000	1,126,700
5.50% 7/15/36	300,000	390,477
Federal Home Loan Mortgage 0.50% 1/27/17	6,000,000	5,976,804
0.75% 1/12/18	1,000,000	992,250
0.875% 2/22/17	2,000,000	1,999,294
0.875% 3/7/18	1,250,000	1,241,627
1.00% 6/29/17	1,000,000	1,000,122

	Principal	Value
	Amount°	(U.S. $)

AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage (continued)
1.00% 9/29/17	1,000,000	$997,503
1.25% 8/1/19	500,000	494,697
1.25% 10/2/19	1,000,000	986,908
1.375% 5/1/20	2,600,000	2,561,489
1.75% 5/30/19	500,000	503,997
2.00% 7/30/19	100,000	101,375
2.375% 1/13/22	4,500,000	4,566,348
3.75% 3/27/19	700,000	749,806
4.875% 6/13/18	1,150,000	1,249,270
5.00% 2/16/17	500,000	522,845
5.00% 4/18/17	1,000,000	1,050,963
5.125% 11/17/17	250,000	268,537
5.50% 8/23/17	500,000	535,297
6.25% 7/15/32	750,000	1,044,459
6.75% 9/15/29	100,000	142,803
6.75% 3/15/31	300,000	430,068
Financing 9.40% 2/8/18	480,000	561,406
10.70% 10/6/17	150,000	174,654
Tennessee Valley Authority 3.875% 2/15/21	400,000	436,923
4.625% 9/15/60	150,000	157,262
4.65% 6/15/35	500,000	561,131
4.70% 7/15/33	200,000	228,209
5.25% 9/15/39	1,025,000	1,234,616
5.375% 4/1/56	200,000	238,968
5.50% 7/18/17	100,000	106,674
5.88% 4/1/36	75,000	96,549
6.15% 1/15/38	100,000	132,613
7.125% 5/1/30	100,000	140,813

Total Agency Obligations (Cost $74,361,607)		75,744,481

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.83%
Banc of America Commercial Mortgage Trust
•Series 2007-2 A4 5.619% 4/10/49	400,000	404,789
•Series 2007-3 A4 5.558% 6/10/49	170,273	175,005
Series 2007-5 A4 5.492% 2/10/51	21,193	21,951
Bear Stearns Commercial Mortgage Securities Trust
•Series 2007-PWR16 A4 5.722% 6/11/40	197,323	202,000
•Series 2007-PWR17 A4 5.694% 6/11/50	485,103	505,946
Series 2007-PWR18 A4 5.70% 6/11/50	360,000	375,281
•Series 2007-TOP28 AM 5.835% 9/11/42	1,075,000	1,139,378
Citigroup Commercial Mortgage Trust
•Series 2007-C6 A4 5.71% 12/10/49	400,000	413,347
Series 2012-GC8 A4 3.024% 9/10/45	1,250,000	1,252,282
Series 2013-GC11 AS 3.422% 4/10/46	770,000	773,989

LVIP SSgA Bond Index Fund–11

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2013-GC15 A1 1.378% 9/10/46	439,039	$436,771
•COBALT Commercial Mortgage Trust Series 2007-C2 A3 5.484% 4/15/47	413,574	425,059
COMM Mortgage Trust
•Series 2007-C9 A4 5.796% 12/10/49	499,736	518,362
Series 2013-LC6 AM 3.282% 1/10/46	1,000,000	998,111
Series 2014-CR17 A5 3.977% 5/10/47	1,365,000	1,425,560
Series 2014-UBS3 A4 3.819% 6/10/47	1,500,000	1,543,774
Series 2015-LC21 A4 3.708% 7/10/48	1,000,000	1,016,425
¿Commercial Mortgage Pass Through Certificates Series 2014-CR14 A3 3.955% 2/10/47	545,000	570,535
Commercial Mortgage Trust Series 2007-GG11 A4 5.736% 12/10/49	80,453	83,006
Credit Suisse Commercial Mortgage Trust
•Series 2007-C3 A4 5.699% 6/15/39	165,073	169,476
•Series 2008-C1 A3 6.067% 2/15/41	200,000	210,426
Fannie Mae-Aces
•Series 2013-M12 APT 2.393% 3/25/23	612,866	606,274
•Series 2014-M1 ASQ2 2.323% 11/25/18	2,802,527	2,841,507
•Series 2014-M2 A2 3.513% 12/25/23	1,285,000	1,352,033
Series 2015-M1 A2 2.532% 9/25/24	500,000	484,649
Freddie Mac Multifamily Structured Pass Through Certificates
¿Series K006 A1 3.398% 7/25/19	1,127,586	1,162,511
¿Series K010 A1 3.32% 7/25/20	490,624	504,216
¿Series K025 A1 1.875% 4/25/22	1,388,052	1,385,090
¿Series K026 A2 2.51% 11/25/22	1,000,000	992,335
¿Series K030 A1 2.779% 9/25/22	1,312,909	1,347,761
•¿Series K030 A2 3.25% 4/25/23	6,000,000	6,205,586
GE Commercial Mortgage Series 2007-C1 A4 5.543% 12/10/49	725,000	745,756
GS Mortgage Securities Trust
•Series 2007-GG10 A4 5.794% 8/10/45	447,974	460,284
Series 2013-GC12 A3 2.86% 6/10/46	1,500,000	1,471,625
Series 2015-GC28 A5 3.396% 2/10/48	1,500,000	1,492,623
•JPMBB Commercial Mortgage Securities Trust Series 2013-C14 A4 4.133% 8/15/46	1,500,000	1,586,258
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C10 ASB 2.702% 12/15/47	1,000,000	998,793
LB-UBS Commercial Mortgage Trust
•Series 2007-C6 A4 5.858% 7/15/40	469,508	483,035
•Series 2007-C7 A3 5.866% 9/15/45	681,276	714,971
•Series 2008-C1 A2 6.087% 4/15/41	311,968	328,573
Merrill Lynch Mortgage Trust
•Series 2007-C1 A4 5.836% 6/12/50	255,000	263,114
Series 2008-C1 A4 5.69% 2/12/51	639,034	671,809
•ML-CFC Commercial Mortgage Trust Series 2007-9 AM 5.856% 9/12/49	1,050,000	1,118,826

	Principal	Value
	Amount°	(U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9 A4 3.102% 5/15/46	725,000	$722,057
Series 2013-C11 A2 3.085% 8/15/46	750,000	765,853
Series 2014-C17 A2 3.119% 8/15/47	1,000,000	1,024,902
Series 2015-C24 A4 3.732% 5/15/48	1,250,000	1,274,672
Morgan Stanley Capital I Trust
•Series 2007-IQ15 A4 5.917% 6/11/49	208,785	216,901
Series 2007-IQ16 A4 5.809% 12/12/49	1,275,006	1,331,869
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 A4 3.525% 5/10/63	1,000,000	1,023,083
Wachovia Bank Commercial Mortgage Trust
•Series 2007-C32 A3 5.713% 6/15/49	200,000	204,863
•Series 2007-C33 A5 5.952% 2/15/51	500,000	527,502
Series 2007-C34 A3 5.678% 5/15/46	483,846	501,129
Wells Fargo Commercial Mortgage Trust
•Series 2013-LC12 B 4.299% 7/15/46	400,000	410,141
Series 2015-C30 A4 3.664% 9/15/58	1,000,000	1,013,280
WFRBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	940,000	930,972
•Series 2013-C15 C 4.48% 8/15/46	1,000,000	997,306

Total Commercial Mortgage-Backed Securities (Cost $50,221,695)		50,823,632

CORPORATE BONDS–25.39%
Aerospace & Defense–0.38%
Boeing 1.65% 10/30/20	100,000	97,929
2.20% 10/30/22	100,000	96,613
2.50% 3/1/25	50,000	48,239
2.60% 10/30/25	100,000	96,917
3.30% 3/1/35	100,000	91,442
3.50% 3/1/45	25,000	23,112
4.875% 2/15/20	200,000	222,869
6.00% 3/15/19	100,000	112,242
6.125% 2/15/33	50,000	63,088
6.875% 3/15/39	100,000	137,301
Boeing Capital 4.70% 10/27/19	300,000	329,316
Embraer 5.15% 6/15/22	50,000	48,625
Embraer Netherlands Finance 5.05% 6/15/25	125,000	114,063
General Dynamics 1.00% 11/15/17	100,000	99,723
2.25% 11/15/22	250,000	240,581
Honeywell International 3.35% 12/1/23	200,000	204,544
4.25% 3/1/21	50,000	54,716
5.00% 2/15/19	100,000	109,551
5.30% 3/1/18	100,000	107,949
5.375% 3/1/41	65,000	77,278
5.70% 3/15/36	150,000	177,957
5.70% 3/15/37	100,000	120,921

LVIP SSgA Bond Index Fund–12

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
L-3 Communications 3.95% 5/28/24	154,000	$146,543
4.75% 7/15/20	100,000	104,138
4.95% 2/15/21	100,000	103,155
Lockheed Martin 1.85% 11/23/18	90,000	89,904
2.50% 11/23/20	150,000	149,281
2.90% 3/1/25	300,000	288,357
3.10% 1/15/23	50,000	50,045
3.35% 9/15/21	100,000	102,576
3.55% 1/15/26	250,000	251,395
3.60% 3/1/35	150,000	134,588
4.07% 12/15/42	279,000	259,215
4.25% 11/15/19	200,000	214,707
4.50% 5/15/36	40,000	40,629
4.70% 5/15/46	109,000	112,108
4.85% 9/15/41	100,000	103,344
Northrop Grumman 1.75% 6/1/18	150,000	148,750
3.25% 8/1/23	350,000	350,470
3.50% 3/15/21	100,000	103,359
5.05% 11/15/40	100,000	105,813
Northrop Grumman Systems 7.75% 2/15/31	150,000	198,461
Precision Castparts 1.25% 1/15/18	200,000	198,513
2.50% 1/15/23	200,000	193,533
3.25% 6/15/25	100,000	99,467
3.90% 1/15/43	50,000	46,648
4.20% 6/15/35	100,000	99,657
4.375% 6/15/45	100,000	100,518
Raytheon 2.50% 12/15/22	125,000	122,548
3.125% 10/15/20	200,000	207,454
4.40% 2/15/20	100,000	108,301
4.70% 12/15/41	200,000	217,606
6.40% 12/15/18	50,000	56,166
7.20% 8/15/27	100,000	132,812
Rockwell Collins 3.70% 12/15/23	150,000	154,367
4.80% 12/15/43	100,000	107,365
5.25% 7/15/19	50,000	54,453
United Technologies f1.778% 5/4/18	250,000	247,617
1.80% 6/1/17	150,000	150,878
3.10% 6/1/22	409,000	416,622
4.15% 5/15/45	250,000	239,463
4.50% 4/15/20	210,000	229,942
4.50% 6/1/42	400,000	403,748
5.375% 12/15/17	150,000	161,293
5.40% 5/1/35	200,000	222,730
6.05% 6/1/36	150,000	180,208

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies (continued)
6.125% 2/1/19	250,000	$278,913
6.125% 7/15/38	200,000	244,166

		10,406,802

Air Freight & Logistics–0.09%
FedEx 2.625% 8/1/22	55,000	53,658
3.20% 2/1/25	200,000	194,907
3.875% 8/1/42	100,000	86,893
4.00% 1/15/24	120,000	125,456
4.10% 4/15/43	100,000	88,642
4.10% 2/1/45	200,000	178,938
4.75% 11/15/45	350,000	348,142
4.90% 1/15/34	60,000	61,824
8.00% 1/15/19	100,000	116,492
Hunt (J.B.) Transport Services 3.85% 3/15/24	150,000	152,540
United Parcel Service 2.45% 10/1/22	125,000	123,760
3.125% 1/15/21	350,000	364,121
3.625% 10/1/42	75,000	69,793
4.875% 11/15/40	55,000	61,122
5.125% 4/1/19	200,000	220,793
6.20% 1/15/38	255,000	327,724

		2,574,805

Airlines–0.09%
¿American Airlines 2013-2 Pass Through Trust Class A 4.95% 1/15/23	347,132	366,658
American Airlines 2015-1 Pass Through Trust
¿Class A 3.375% 5/1/27	97,978	94,671
¿Class B 3.70% 5/1/23	671,354	657,087
Continental Airlines Pass Through Trust
¿Series 2010-1 Class A 4.75% 1/12/21	76,807	80,935
¿Series 2012-1 Class A 4.15% 4/11/24	219,238	224,939
Delta Air Lines Pass Through Trust
¿Series 2009-1 Class A 7.75% 12/17/19	47,193	53,034
¿Series 2010-1 Class A 6.20% 7/2/18	57,314	61,469
¿Series 2010-2 Class A 4.95% 5/23/19	58,234	61,146
¿Series 2015-1 Class AA 3.625% 7/30/27	95,000	96,306
¿Hawaiian Airlines Pass Through Certificates Series 2013-1 Class A 3.90% 1/15/26	37,362	36,428
Southwest Airlines
2.65% 11/5/20	100,000	99,604
2.75% 11/6/19	50,000	50,432
5.125% 3/1/17	100,000	103,959
¿Spirit Airlines Pass Through Trust 4.10% 4/1/28	25,000	24,656

LVIP SSgA Bond Index Fund–13

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Airlines (continued)
¿United Airlines 2014-2 Pass Through Trust Series 2014-2 Class A 3.75% 9/3/26	200,000	$202,010
¿United Airlines 2015-1 Class Aa Pass-Through Trust 3.45% 12/1/27	175,000	176,750
US Airways Pass Through Trust
¿Series 2012-1 Class A 5.90% 10/1/24	41,524	45,884
¿Series 2012-2 Class A 4.625% 6/3/25	82,915	86,128
¿Series 2013-1 Class A 3.95% 11/15/25	90,462	91,140

		2,613,236

Auto Components–0.06%
Delphi 5.00% 2/15/23	300,000	318,150
Delphi Automotive 3.15% 11/19/20	50,000	49,991
4.25% 1/15/26	100,000	100,645
Johnson Controls 1.40% 11/2/17	500,000	495,025
3.625% 7/2/24	107,000	103,481
4.25% 3/1/21	60,000	61,746
4.95% 7/2/64	94,000	76,653
5.00% 3/30/20	100,000	107,084
5.70% 3/1/41	70,000	68,554
Magna International 3.625% 6/15/24	200,000	195,762

		1,577,091

Automobiles–0.08%
Daimler Finance North America
8.50% 1/18/31	200,000	290,520
Ford Motor
4.75% 1/15/43	400,000	378,447
7.45% 7/16/31	650,000	804,084
General Motors 6.25% 10/2/43	600,000	636,064
Harley-Davidson
3.50% 7/28/25	50,000	50,297
4.625% 7/28/45	50,000	49,136

		2,208,548

Beverages–0.49%
Anheuser-Busch 6.45% 9/1/37	100,000	118,615
Anheuser-Busch InBev Finance 1.125% 1/27/17	250,000	249,536
1.25% 1/17/18	250,000	247,734
2.625% 1/17/23	450,000	432,266
4.00% 1/17/43	100,000	90,268
4.625% 2/1/44	550,000	547,948
Anheuser-Busch InBev Worldwide 1.375% 7/15/17	500,000	498,449
2.50% 7/15/22	450,000	433,325
3.75% 7/15/42	136,000	117,130
4.375% 2/15/21	30,000	32,568
5.375% 1/15/20	400,000	442,864

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
Anheuser-Busch InBev Worldwide (continued)
6.375% 1/15/40	200,000	$239,441
7.75% 1/15/19	500,000	578,205
8.20% 1/15/39	200,000	288,825
Beam Suntory 1.75% 6/15/18	250,000	246,383
Bottling Group 5.125% 1/15/19	200,000	219,146
Brown-Forman 1.00% 1/15/18	250,000	246,719
3.75% 1/15/43	125,000	113,798
Coca-Cola 0.875% 10/27/17	55,000	54,810
1.65% 3/14/18	250,000	251,813
1.65% 11/1/18	500,000	504,377
2.45% 11/1/20	500,000	509,453
2.50% 4/1/23	250,000	248,688
2.875% 10/27/25	100,000	98,711
3.15% 11/15/20	170,000	178,072
3.30% 9/1/21	250,000	261,664
Coca-Cola Bottling Consolidated 3.80% 11/25/25	50,000	50,126
Coca-Cola Enterprises 3.50% 9/15/20	100,000	102,313
4.50% 9/1/21	200,000	213,543
Coca-Cola Femsa 2.375% 11/26/18	200,000	199,987
3.875% 11/26/23	200,000	201,365
Diageo Capital 1.50% 5/11/17	125,000	124,976
2.625% 4/29/23	350,000	338,698
3.875% 4/29/43	30,000	28,035
4.828% 7/15/20	100,000	109,311
5.75% 10/23/17	100,000	107,410
5.875% 9/30/36	100,000	117,240
Diageo Investment 8.00% 9/15/22	100,000	126,963
Dr. Pepper Snapple Group 2.00% 1/15/20	66,000	64,554
3.40% 11/15/25	150,000	147,642
4.50% 11/15/45	125,000	122,714
6.82% 5/1/18	100,000	110,838
Fomento Economico Mexicano 2.875% 5/10/23	150,000	140,408
4.375% 5/10/43	200,000	178,054
Molson Coors Brewing 5.00% 5/1/42	250,000	241,614
PepsiCo 1.00% 10/13/17	85,000	84,579
1.25% 8/13/17	100,000	100,053
1.25% 4/30/18	500,000	498,346
2.15% 10/14/20	150,000	149,429
2.75% 3/1/23	550,000	548,327
3.00% 8/25/21	100,000	103,132
3.125% 11/1/20	250,000	259,015

LVIP SSgA Bond Index Fund–14

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo (continued)
3.60% 3/1/24	779,000	$815,819
3.60% 8/13/42	250,000	226,904
4.00% 3/5/42	100,000	96,761
4.45% 4/14/46	70,000	72,488
4.50% 1/15/20	100,000	108,669
4.875% 11/1/40	100,000	107,085
5.00% 6/1/18	150,000	162,374
5.50% 1/15/40	150,000	176,231
7.90% 11/1/18	200,000	234,442

		13,720,253

Biotechnology–0.36%
Amgen 2.125% 5/15/17	250,000	251,609
2.125% 5/1/20	200,000	197,475
2.20% 5/22/19	650,000	649,706
2.70% 5/1/22	100,000	97,179
3.125% 5/1/25	200,000	190,373
3.625% 5/15/22	100,000	102,862
3.625% 5/22/24	150,000	150,213
3.875% 11/15/21	200,000	208,637
4.10% 6/15/21	100,000	105,439
4.40% 5/1/45	300,000	279,062
4.50% 3/15/20	150,000	160,494
5.15% 11/15/41	250,000	254,709
5.65% 6/15/42	200,000	217,177
5.75% 3/15/40	200,000	217,090
6.15% 6/1/18	250,000	274,425
6.375% 6/1/37	100,000	116,815
6.40% 2/1/39	50,000	59,501
6.90% 6/1/38	150,000	186,986
Biogen 2.90% 9/15/20	250,000	249,615
3.625% 9/15/22	145,000	146,823
4.05% 9/15/25	145,000	145,942
5.20% 9/15/45	255,000	256,052
6.875% 3/1/18	100,000	109,597
Celgene 2.125% 8/15/18	110,000	110,094
2.30% 8/15/18	143,000	144,087
2.875% 8/15/20	200,000	198,705
3.25% 8/15/22	250,000	248,384
3.55% 8/15/22	300,000	303,360
3.625% 5/15/24	200,000	197,051
3.875% 8/15/25	200,000	199,587
3.95% 10/15/20	100,000	105,058
4.00% 8/15/23	100,000	102,773
4.625% 5/15/44	300,000	284,465
5.00% 8/15/45	110,000	110,851
Genzyme 5.00% 6/15/20	100,000	110,834

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Biotechnology (continued)
Gilead Sciences
1.85% 9/4/18	115,000	$115,545
2.55% 9/1/20	350,000	350,096
3.25% 9/1/22	125,000	125,976
3.50% 2/1/25	670,000	676,352
3.65% 3/1/26	300,000	302,919
4.40% 12/1/21	200,000	216,186
4.50% 4/1/21	100,000	108,270
4.50% 2/1/45	80,000	78,441
4.60% 9/1/35	200,000	203,755
4.75% 3/1/46	250,000	253,611
4.80% 4/1/44	400,000	402,497
5.65% 12/1/41	250,000	285,435

		9,862,113

Building Products–0.02%
CRH America 8.125% 7/15/18	125,000	142,283
Fortune Brands Home & Security 3.00% 6/15/20	50,000	49,779
4.00% 6/15/25	50,000	49,559
Martin Marietta Materials 4.25% 7/2/24	55,000	54,075
Owens Corning 4.20% 12/15/22	212,000	212,440
7.00% 12/1/36	100,000	109,939

		618,075

Capital Markets–2.26%
Affiliated Managers Group 4.25% 2/15/24	100,000	101,185
Ameriprise Financial 5.30% 3/15/20	200,000	221,917
7.30% 6/28/19	200,000	231,143
Apollo Investment 5.25% 3/3/25	50,000	48,287
Ares Capital 3.875% 1/15/20	30,000	30,483
4.875% 11/30/18	100,000	104,188
Bank of New York Mellon 1.30% 1/25/18	600,000	594,800
f1.969% 6/20/17	250,000	251,414
2.10% 8/1/18	500,000	503,606
2.10% 1/15/19	200,000	201,015
2.15% 2/24/20	150,000	148,459
2.30% 9/11/19	500,000	501,729
2.45% 11/27/20	150,000	149,442
2.60% 8/17/20	100,000	100,459
3.00% 2/24/25	100,000	98,456
3.55% 9/23/21	200,000	209,960
3.95% 11/18/25	100,000	105,028
4.15% 2/1/21	100,000	107,626
5.45% 5/15/19	100,000	110,431
Barclays 2.75% 11/8/19	1,000,000	997,849

LVIP SSgA Bond Index Fund–15

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Barclays (continued)
2.875% 6/8/20	500,000	$499,852
5.25% 8/17/45	200,000	204,214
Bear Stearns 4.65% 7/2/18	500,000	534,059
5.55% 1/22/17	300,000	311,842
7.25% 2/1/18	300,000	331,023
BlackRock 3.375% 6/1/22	150,000	155,309
5.00% 12/10/19	100,000	110,629
6.25% 9/15/17	100,000	108,092
Charles Schwab 1.50% 3/10/18	50,000	49,772
3.00% 3/10/25	100,000	98,469
3.225% 9/1/22	100,000	101,377
3.45% 2/13/26	70,000	71,273
4.45% 7/22/20	100,000	108,905
Deutsche Bank 1.40% 2/13/17	700,000	696,233
2.95% 8/20/20	150,000	150,383
3.70% 5/30/24	490,000	488,904
6.00% 9/1/17	500,000	529,799
Export-Import Bank of Korea 2.375% 8/12/19	800,000	801,523
2.875% 1/21/25	500,000	488,937
3.25% 11/10/25	200,000	201,606
4.00% 1/11/17	100,000	102,203
4.00% 1/29/21	100,000	106,749
5.00% 4/11/22	250,000	280,354
5.125% 6/29/20	100,000	110,607
Franklin Resources 2.85% 3/30/25	100,000	94,777
4.625% 5/20/20	100,000	108,154
FS Investment 4.00% 7/15/19	100,000	99,162
4.75% 5/15/22	50,000	48,578
Goldman Sachs Group 2.375% 1/22/18	500,000	504,571
2.55% 10/23/19	750,000	750,382
2.75% 9/15/20	625,000	625,273
2.90% 7/19/18	500,000	510,084
3.625% 1/22/23	450,000	455,814
3.75% 5/22/25	750,000	756,452
3.85% 7/8/24	400,000	408,903
4.75% 10/21/45	150,000	149,597
5.15% 5/22/45	160,000	156,000
5.25% 7/27/21	400,000	442,785
5.375% 3/15/20	200,000	219,916
5.625% 1/15/17	500,000	519,467
5.75% 1/24/22	750,000	854,020
5.95% 1/18/18	700,000	754,248
5.95% 1/15/27	700,000	780,247

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Goldman Sachs Group (continued)
6.00% 6/15/20	500,000	$565,613
6.125% 2/15/33	250,000	293,672
6.15% 4/1/18	500,000	543,245
6.25% 9/1/17	300,000	321,409
6.25% 2/1/41	255,000	305,205
6.45% 5/1/36	600,000	680,279
6.75% 10/1/37	800,000	937,990
7.50% 2/15/19	825,000	944,679
Invesco Finance 3.75% 1/15/26	100,000	100,835
4.00% 1/30/24	500,000	517,447
Janus Capital Group 4.875% 8/1/25	150,000	154,218
Jefferies Group 5.125% 1/20/23	150,000	149,036
6.25% 1/15/36	100,000	92,885
8.50% 7/15/19	200,000	233,292
KFW ^0.419% 4/18/36	200,000	105,361
^0.43% 6/29/37	500,000	251,361
0.75% 3/17/17	1,000,000	997,052
0.875% 9/5/17	350,000	348,325
1.00% 1/26/18	1,000,000	995,045
1.00% 6/11/18	1,000,000	991,402
1.25% 2/15/17	750,000	751,339
1.875% 11/30/20	500,000	498,271
2.00% 10/4/22	700,000	689,503
2.00% 5/2/25	1,200,000	1,155,960
2.125% 1/17/23	1,000,000	989,689
2.50% 11/20/24	1,000,000	1,005,771
2.625% 1/25/22	400,000	410,977
2.75% 9/8/20	2,500,000	2,591,450
4.00% 1/27/20	750,000	812,823
4.375% 3/15/18	350,000	373,372
4.50% 7/16/18	800,000	860,438
4.875% 1/17/17	500,000	520,061
4.875% 6/17/19	500,000	554,180
Korea Development Bank 2.25% 8/7/17	250,000	251,571
3.00% 3/17/19	500,000	511,661
3.50% 8/22/17	250,000	256,555
3.875% 5/4/17	200,000	205,271
Landwirtschaftliche Rentenbank 1.00% 4/4/18	500,000	496,477
1.375% 10/23/19	300,000	295,985
1.75% 4/15/19	1,125,000	1,130,889
2.375% 9/13/17	300,000	306,047
5.125% 2/1/17	400,000	417,478
Lazard Group 3.75% 2/13/25	100,000	92,439
4.25% 11/14/20	106,000	109,912
Legg Mason 5.625% 1/15/44	100,000	99,679

LVIP SSgA Bond Index Fund–16

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
Lloyds Bank 2.00% 8/17/18	200,000	$200,279
2.30% 11/27/18	250,000	251,167
2.70% 8/17/20	200,000	201,631
3.50% 5/14/25	200,000	201,055
4.20% 3/28/17	500,000	515,519
6.375% 1/21/21	300,000	352,671
Morgan Stanley 1.875% 1/5/18	600,000	599,704
2.125% 4/25/18	700,000	701,327
2.50% 1/24/19	250,000	251,549
3.70% 10/23/24	1,125,000	1,132,521
3.75% 2/25/23	500,000	512,932
3.95% 4/23/27	300,000	291,829
4.00% 7/23/25	200,000	206,363
4.10% 5/22/23	350,000	354,130
4.30% 1/27/45	500,000	478,989
4.35% 9/8/26	300,000	301,619
4.75% 3/22/17	700,000	725,287
4.875% 11/1/22	250,000	265,698
5.00% 11/24/25	175,000	186,135
5.45% 1/9/17	800,000	830,643
5.50% 1/26/20	200,000	220,384
5.50% 7/28/21	300,000	336,518
5.55% 4/27/17	350,000	367,351
5.625% 9/23/19	350,000	386,586
5.75% 1/25/21	650,000	730,596
5.95% 12/28/17	300,000	322,750
6.25% 8/9/26	100,000	117,309
6.375% 7/24/42	850,000	1,054,781
6.625% 4/1/18	500,000	548,553
7.25% 4/1/32	100,000	131,397
7.30% 5/13/19	300,000	344,873
fMurray Street Investment Trust I 4.647% 3/9/17	300,000	309,178
NCUA Guaranteed Notes 2.35% 6/12/17	100,000	102,214
Nomura Holdings 2.75% 3/19/19	350,000	352,156
6.70% 3/4/20	83,000	95,800
Northern Trust 3.45% 11/4/20	100,000	104,577
3.95% 10/30/25	250,000	262,089
6.50% 8/15/18	850,000	945,929
Oesterreichische Kontrollbank 1.125% 5/29/18	350,000	347,641
1.375% 2/10/20	300,000	294,319
PennantPark Investment 4.50% 10/1/19	150,000	150,281
Prospect Capital 5.00% 7/15/19	200,000	201,579
Raymond James Financial
8.60% 8/15/19	200,000	238,863
TD Ameritrade Holding 2.95% 4/1/22	250,000	247,845

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Capital Markets (continued)
UBS 1.375% 6/1/17	750,000	$746,581
1.375% 8/14/17	500,000	497,033

		62,632,401

Chemicals–0.47%
Agrium 3.15% 10/1/22	100,000	95,809
4.125% 3/15/35	500,000	426,661
6.125% 1/15/41	245,000	261,968
6.75% 1/15/19	100,000	111,615
Air Products & Chemicals 3.35% 7/31/24	250,000	249,683
4.375% 8/21/19	50,000	53,438
Airgas 2.90% 11/15/22	150,000	145,776
3.05% 8/1/20	100,000	100,730
Albemarle 5.45% 12/1/44	500,000	485,314
CF Industries 3.45% 6/1/23	38,000	35,426
4.95% 6/1/43	38,000	32,422
5.15% 3/15/34	450,000	396,984
7.125% 5/1/20	200,000	225,895
Cytec Industries 3.95% 5/1/25	100,000	96,360
Dow Chemical 3.00% 11/15/22	150,000	143,817
4.25% 11/15/20	700,000	734,343
4.375% 11/15/42	400,000	349,654
5.25% 11/15/41	100,000	97,816
7.375% 11/1/29	125,000	154,737
8.55% 5/15/19	355,000	418,732
9.40% 5/15/39	100,000	144,126
E.I. du Pont de Nemours 2.80% 2/15/23	300,000	285,339
3.625% 1/15/21	100,000	103,140
4.15% 2/15/43	100,000	87,501
4.25% 4/1/21	150,000	159,047
5.75% 3/15/19	100,000	109,841
6.00% 7/15/18	400,000	436,276
6.50% 1/15/28	150,000	167,484
Eastman Chemical 3.60% 8/15/22	225,000	224,253
3.80% 3/15/25	100,000	97,029
4.65% 10/15/44	70,000	62,383
4.80% 9/1/42	250,000	230,360
5.50% 11/15/19	100,000	108,999
Ecolab 2.25% 1/12/20	200,000	199,039
4.35% 12/8/21	200,000	213,833
FMC 3.95% 2/1/22	100,000	98,945
4.10% 2/1/24	100,000	98,845

LVIP SSgA Bond Index Fund–17

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Chemicals (continued)
International Flavors & Fragrances 3.20% 5/1/23	50,000	$48,364
Lubrizol 8.875% 2/1/19	150,000	179,236
LYB International Finance 4.00% 7/15/23	200,000	199,694
LyondellBasell Industries 5.00% 4/15/19	500,000	532,273
6.00% 11/15/21	350,000	393,342
Methanex 5.65% 12/1/44	200,000	162,474
Monsanto 2.125% 7/15/19	400,000	399,818
2.20% 7/15/22	100,000	92,261
3.60% 7/15/42	125,000	90,787
4.70% 7/15/64	250,000	190,573
5.125% 4/15/18	25,000	26,719
5.875% 4/15/38	50,000	52,334
Mosaic 4.25% 11/15/23	125,000	124,008
5.45% 11/15/33	104,000	105,405
5.625% 11/15/43	200,000	192,358
NewMarket 4.10% 12/15/22	50,000	49,830
Potash of Saskatchewan 3.00% 4/1/25	300,000	282,390
3.625% 3/15/24	200,000	194,838
4.875% 3/30/20	10,000	10,851
6.50% 5/15/19	145,000	164,162
PPG Industries 2.30% 11/15/19	100,000	99,057
3.60% 11/15/20	100,000	102,811
Praxair 1.05% 11/7/17	175,000	173,492
1.25% 11/7/18	100,000	98,703
2.20% 8/15/22	100,000	95,665
2.25% 9/24/20	250,000	249,393
2.70% 2/21/23	100,000	97,490
4.05% 3/15/21	100,000	106,510
4.50% 8/15/19	100,000	107,735
Rohm & Haas 7.85% 7/15/29	150,000	191,303
RPM International 5.25% 6/1/45	100,000	94,232
6.125% 10/15/19	100,000	109,476
Sherwin-Williams 1.35% 12/15/17	200,000	198,348
Syngenta Finance 3.125% 3/28/22	100,000	97,087
Valspar 3.95% 1/15/26	250,000	248,860
7.25% 6/15/19	50,000	56,772
Westlake Chemical 3.60% 7/15/22	50,000	48,826

		13,111,097

Commercial Banks–2.62%
Abbey National Treasury Services 2.00% 8/24/18	533,000	532,510

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Abbey National Treasury Services (continued)
2.35% 9/10/19	335,000	$335,612
3.05% 8/23/18	250,000	256,685
American Express Bank 6.00% 9/13/17	250,000	267,850
American Express Centurion Bank 5.95% 6/12/17	100,000	105,791
6.00% 9/13/17	100,000	107,140
Australia & New Zealand Banking Group 1.25% 6/13/17	350,000	349,230
1.45% 5/15/18	250,000	247,751
2.70% 11/16/20	250,000	251,025
3.70% 11/16/25	250,000	256,991
Banco Bilbao Vizcaya Argentaria
3.00% 10/20/20	200,000	199,362
Bancolombia 5.95% 6/3/21	200,000	207,250
Bank of America North America 1.25% 2/14/17	650,000	649,498
1.75% 6/5/18	500,000	496,961
2.05% 12/7/18	750,000	748,157
5.30% 3/15/17	650,000	676,376
6.00% 10/15/36	400,000	476,383
Bank of Montreal 1.45% 4/9/18	500,000	497,713
2.50% 1/11/17	300,000	303,652
2.55% 11/6/22	300,000	296,718
Bank of Nova Scotia 1.25% 4/11/17	200,000	199,710
1.375% 12/18/17	150,000	149,351
1.45% 4/25/18	250,000	248,187
1.85% 4/14/20	500,000	490,349
2.35% 10/21/20	150,000	148,796
2.55% 1/12/17	300,000	304,061
2.80% 7/21/21	550,000	553,730
4.50% 12/16/25	150,000	149,603
Bank One 8.00% 4/29/27	100,000	129,467
Barclays Bank 3.75% 5/15/24	500,000	510,183
5.125% 1/8/20	250,000	274,960
5.14% 10/14/20	200,000	217,271
BB&T 2.05% 6/19/18	350,000	352,111
2.45% 1/15/20	700,000	705,085
4.90% 6/30/17	100,000	104,272
BNP Paribas 1.375% 3/17/17	600,000	599,596
2.375% 9/14/17	250,000	253,074
2.70% 8/20/18	300,000	304,494
3.25% 3/3/23	500,000	500,148
4.25% 10/15/24	200,000	198,391
5.00% 1/15/21	300,000	332,316
BPCE 2.25% 1/27/20	550,000	543,844

LVIP SSgA Bond Index Fund–18

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
BPCE (continued)
2.50% 12/10/18	250,000	$252,296
2.50% 7/15/19	250,000	251,178
Branch Banking & Trust 1.35% 10/1/17	250,000	249,610
2.30% 10/15/18	250,000	252,596
3.625% 9/16/25	250,000	252,657
Canadian Imperial Bank of Commerce 1.55% 1/23/18	200,000	199,178
Capital One 2.40% 9/5/19	300,000	297,075
Capital One Financial 2.45% 4/24/19	350,000	350,909
3.20% 2/5/25	150,000	145,278
3.50% 6/15/23	600,000	597,302
4.20% 10/29/25	200,000	197,863
4.75% 7/15/21	100,000	108,448
Citizens Financial Group 4.30% 12/3/25	150,000	151,089
4.35% 8/1/25	300,000	299,366
Comerica 2.125% 5/23/19	50,000	49,674
3.80% 7/22/26	60,000	59,211
Comerica Bank 4.00% 7/27/25	250,000	253,725
Commonwealth Bank of Australia 1.75% 11/2/18	250,000	248,356
1.90% 9/18/17	250,000	251,394
2.25% 3/13/19	250,000	250,711
2.30% 9/6/19	250,000	249,626
2.50% 9/20/18	800,000	811,510
Compass Bank
3.875% 4/10/25	250,000	229,579
6.40% 10/1/17	100,000	105,785
Cooperatieve Centrale Raiffeisen-Boerenleenbank 1.70% 3/19/18	250,000	250,007
2.25% 1/14/19	300,000	301,186
3.375% 1/19/17	400,000	408,998
3.375% 5/21/25	250,000	248,021
3.875% 2/8/22	250,000	264,204
3.95% 11/9/22	250,000	253,433
4.50% 1/11/21	550,000	598,832
4.625% 12/1/23	350,000	365,354
5.25% 5/24/41	150,000	171,684
5.25% 8/4/45	250,000	262,976
#Corpbanca 144A 3.875% 9/22/19	300,000	297,917
Credit Suisse Group Funding Guernsey #144A 2.75% 3/26/20	600,000	594,901
#144A 3.80% 9/15/22	400,000	400,270
#144A 4.875% 5/15/45	400,000	395,960
Credit Suisse New York 1.375% 5/26/17	1,000,000	995,480
1.70% 4/27/18	250,000	248,289
2.30% 5/28/19	250,000	250,337

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Credit Suisse New York (continued)
3.625% 9/9/24	700,000	$706,288
4.375% 8/5/20	200,000	214,886
5.30% 8/13/19	100,000	110,483
6.00% 2/15/18	500,000	537,593
Discover Bank 2.00% 2/21/18	250,000	248,438
2.60% 11/13/18	455,000	454,947
4.20% 8/8/23	250,000	255,804
Fifth Third Bancorp 2.875% 7/27/20	500,000	499,975
3.50% 3/15/22	200,000	202,962
4.30% 1/16/24	250,000	256,517
5.45% 1/15/17	100,000	103,695
8.25% 3/1/38	100,000	140,075
HSBC Bank USA 5.625% 8/15/35	500,000	568,073
5.875% 11/1/34	100,000	116,083
7.00% 1/15/39	100,000	126,278
HSBC Holdings 4.00% 3/30/22	500,000	525,318
4.25% 3/14/24	300,000	301,605
4.25% 8/18/25	500,000	497,175
5.10% 4/5/21	300,000	333,760
5.25% 3/14/44	250,000	260,374
6.10% 1/14/42	200,000	253,720
6.50% 5/2/36	200,000	239,415
6.50% 9/15/37	200,000	240,693
6.80% 6/1/38	200,000	249,735
HSBC USA 1.625% 1/16/18	500,000	497,671
2.00% 8/7/18	150,000	150,019
2.25% 6/23/19	300,000	298,846
2.75% 8/7/20	100,000	100,074
3.50% 6/23/24	800,000	804,118
5.00% 9/27/20	300,000	327,359
Huntington Bancshares 2.60% 8/2/18	250,000	250,439
Huntington National Bank 2.20% 11/6/18	250,000	249,479
2.40% 4/1/20	250,000	246,991
2.875% 8/20/20	250,000	248,352
Industrial & Commercial Bank of China 3.231% 11/13/19	500,000	508,849
Intesa Sanpaolo 3.875% 1/16/18	300,000	307,773
3.875% 1/15/19	600,000	618,215
JPMorgan Chase Bank 6.00% 10/1/17	950,000	1,015,956
KeyBank 1.65% 2/1/18	250,000	249,223
3.18% 5/22/22	300,000	296,658
KeyCorp 2.90% 9/15/20	195,000	194,479

LVIP SSgA Bond Index Fund–19

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
KeyCorp (continued)
5.10% 3/24/21	300,000	$328,262
#Lloyds Banking Group 144A 4.582% 12/10/25	300,000	301,326
Manufacturers & Traders Trust 2.25% 7/25/19	350,000	349,087
2.30% 1/30/19	250,000	250,609
MUFG Union Bank 2.625% 9/26/18	250,000	252,496
National Australia Bank 2.625% 7/23/20	250,000	251,081
3.00% 1/20/23	500,000	498,891
National Bank of Canada 2.10% 12/14/18	250,000	249,871
National City 6.875% 5/15/19	100,000	113,058
PNC Bank 1.50% 2/23/18	300,000	298,642
1.80% 11/5/18	250,000	249,463
2.30% 6/1/20	250,000	247,917
2.45% 11/5/20	250,000	249,046
2.60% 7/21/20	250,000	250,099
2.70% 11/1/22	250,000	243,385
4.20% 11/1/25	1,000,000	1,061,680
6.875% 4/1/18	150,000	164,431
PNC Funding 3.30% 3/8/22	300,000	307,401
5.125% 2/8/20	100,000	110,032
6.70% 6/10/19	150,000	171,528
Regions Bank 2.25% 9/14/18	250,000	249,899
Regions Financial 2.00% 5/15/18	250,000	248,375
Royal Bank of Canada 1.20% 1/23/17	250,000	249,988
1.20% 9/19/17	350,000	348,492
1.25% 6/16/17	450,000	449,710
1.80% 7/30/18	150,000	149,634
2.00% 12/10/18	500,000	499,787
2.15% 3/15/19	200,000	200,678
2.15% 3/6/20	250,000	247,790
2.20% 7/27/18	150,000	151,305
2.20% 9/23/19	550,000	550,947
2.35% 10/30/20	1,000,000	992,452
Royal Bank of Scotland Group 1.875% 3/31/17	200,000	199,223
6.40% 10/21/19	300,000	333,126
Santander Issuances 5.179% 11/19/25	200,000	197,346
Santander UK Group Holdings 2.875% 10/16/20	100,000	99,521
Societe Generale 2.75% 10/12/17	150,000	152,146
Sumitomo Mitsui Banking 1.30% 1/10/17	250,000	249,449
1.80% 7/18/17	250,000	249,971
2.45% 1/10/19	300,000	301,288

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Sumitomo Mitsui Banking (continued)
2.45% 1/16/20	600,000	$597,162
2.50% 7/19/18	250,000	253,450
2.65% 7/23/20	400,000	399,855
3.20% 7/18/22	250,000	251,330
SunTrust Bank 1.35% 2/15/17	200,000	199,631
7.25% 3/15/18	200,000	221,237
SunTrust Banks 2.50% 5/1/19	450,000	452,576
SVB Financial Group 5.375% 9/15/20	150,000	164,449
Svenska Handelsbanken 1.625% 3/21/18	250,000	249,025
2.40% 10/1/20	400,000	397,470
2.50% 1/25/19	250,000	252,502
Toronto-Dominion Bank 1.125% 5/2/17	250,000	249,273
1.40% 4/30/18	650,000	644,937
2.125% 7/2/19	200,000	199,900
2.25% 11/5/19	250,000	250,079
2.50% 12/14/20	200,000	200,150
2.625% 9/10/18	100,000	101,980
U.S. Bancorp 1.65% 5/15/17	550,000	551,766
1.95% 11/15/18	600,000	603,928
2.95% 7/15/22	200,000	199,024
3.00% 3/15/22	150,000	153,197
@3.60% 9/11/24	250,000	254,329
3.70% 1/30/24	250,000	262,063
U.S. Bank 1.375% 9/11/17	250,000	250,048
Wachovia 5.50% 8/1/35	150,000	167,007
5.75% 2/1/18	600,000	648,245
Wells Fargo 1.15% 6/2/17	250,000	249,110
1.50% 1/16/18	250,000	249,009
2.15% 1/15/19	1,187,000	1,194,141
2.55% 12/7/20	300,000	298,731
2.60% 7/22/20	1,050,000	1,047,980
3.30% 9/9/24	250,000	248,985
3.45% 2/13/23	250,000	250,824
3.50% 3/8/22	600,000	618,723
3.90% 5/1/45	510,000	471,462
4.10% 6/3/26	740,000	747,896
4.125% 8/15/23	300,000	311,876
4.30% 7/22/27	750,000	767,193
4.60% 4/1/21	350,000	381,814
4.65% 11/4/44	225,000	219,411
5.375% 11/2/43	775,000	831,289
5.625% 12/11/17	150,000	160,970
Wells Fargo Bank 5.85% 2/1/37	450,000	538,655

LVIP SSgA Bond Index Fund–20

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Wells Fargo Bank (continued)
6.00% 11/15/17	300,000	$323,644
6.60% 1/15/38	450,000	581,923
Wells Fargo Capital X 5.95% 12/15/36	100,000	101,500
Westpac Banking 1.20% 5/19/17	158,000	157,682
1.50% 12/1/17	150,000	149,592
1.55% 5/25/18	100,000	99,268
1.60% 1/12/18	250,000	249,638
1.95% 11/23/18	500,000	499,333
2.00% 8/14/17	250,000	251,661
2.25% 7/30/18	100,000	100,880
2.25% 1/17/19	150,000	150,497
2.30% 5/26/20	100,000	99,548
2.60% 11/23/20	150,000	150,757
4.875% 11/19/19	250,000	272,559

		72,782,908

Commercial Services & Supplies–0.09%
Cintas No. 2 4.30% 6/1/21	60,000	63,387
Pitney Bowes 4.625% 3/15/24	200,000	196,270
4.75% 5/15/18	200,000	209,488
Republic Services 3.20% 3/15/25	250,000	241,149
3.80% 5/15/18	100,000	103,644
4.75% 5/15/23	100,000	109,105
5.25% 11/15/21	100,000	110,694
5.50% 9/15/19	299,000	329,238
5.70% 5/15/41	50,000	56,123
Verisk Analytics 4.00% 6/15/25	100,000	97,319
4.125% 9/12/22	100,000	100,903
Waste Management 3.125% 3/1/25	100,000	97,514
3.50% 5/15/24	250,000	252,447
3.90% 3/1/35	550,000	513,836
4.10% 3/1/45	55,000	51,362

		2,532,479

Communications Equipment–0.20%
Cisco Systems 1.10% 3/3/17	570,000	570,579
1.65% 6/15/18	100,000	100,454
2.45% 6/15/20	100,000	101,013
2.90% 3/4/21	615,000	632,625
3.00% 6/15/22	60,000	61,076
3.50% 6/15/25	45,000	46,350
3.625% 3/4/24	100,000	104,438
4.45% 1/15/20	300,000	326,599
4.95% 2/15/19	450,000	491,973

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Communications Equipment (continued)
Cisco Systems (continued)
5.50% 1/15/40	200,000	$235,045
5.90% 2/15/39	300,000	366,679
Harris 2.70% 4/27/20	30,000	29,462
3.832% 4/27/25	450,000	444,078
4.854% 4/27/35	70,000	69,090
5.054% 4/27/45	70,000	68,800
Juniper Networks 4.60% 3/15/21	100,000	103,824
5.95% 3/15/41	100,000	94,212
Motorola Solutions 3.50% 3/1/23	100,000	87,859
4.00% 9/1/24	250,000	217,338
QUALCOMM 1.40% 5/18/18	196,000	194,391
3.00% 5/20/22	300,000	297,250
3.45% 5/20/25	300,000	288,089
4.65% 5/20/35	200,000	185,861
4.80% 5/20/45	200,000	178,097
Telefonakaiebolaget LM Ericsson 4.125% 5/15/22	250,000	256,663

		5,551,845

Computers & Peripherals–0.06%
Cadence Design Systems 4.375% 10/15/24	75,000	74,595
EMC 1.875% 6/1/18	250,000	233,350
2.65% 6/1/20	300,000	266,624
3.375% 6/1/23	250,000	203,639
Lexmark International 5.125% 3/15/20	100,000	104,108
NetApp 3.375% 6/15/21	150,000	146,648
Seagate HDD Cayman 3.75% 11/15/18	600,000	595,900

		1,624,864

Construction & Engineering–0.03%
ABB Finance USA 2.875% 5/8/22	250,000	246,609
4.375% 5/8/42	187,000	186,042
Fluor 3.50% 12/15/24	100,000	100,031
Leucadia National 5.50% 10/18/23	200,000	195,541

		728,223

Consumer Finance–0.74%
American Express 1.55% 5/22/18	250,000	248,192
2.65% 12/2/22	115,000	111,583
4.05% 12/3/42	135,000	129,418
6.15% 8/28/17	300,000	321,313
7.00% 3/19/18	100,000	110,957
8.125% 5/20/19	100,000	117,998

LVIP SSgA Bond Index Fund–21

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
American Express Credit 1.80% 7/31/18	150,000	$149,788
1.875% 11/5/18	265,000	264,409
2.125% 7/27/18	500,000	504,429
2.25% 8/15/19	200,000	200,139
2.375% 3/24/17	550,000	556,073
2.60% 9/14/20	200,000	200,592
American Honda Finance 0.95% 5/5/17	350,000	348,030
1.20% 7/14/17	200,000	199,162
1.55% 12/11/17	200,000	200,101
1.60% 7/13/18	200,000	199,045
2.125% 10/10/18	200,000	201,506
2.45% 9/24/20	150,000	150,332
Capital One Bank USA 2.15% 11/21/18	400,000	396,828
2.25% 2/13/19	500,000	498,173
8.80% 7/15/19	200,000	238,443
Caterpillar Financial Services 1.00% 3/3/17	100,000	99,768
1.625% 6/1/17	500,000	501,819
1.70% 6/16/18	700,000	699,921
2.45% 9/6/18	250,000	253,821
2.50% 11/13/20	250,000	250,153
3.30% 6/9/24	150,000	149,138
7.15% 2/15/19	200,000	229,282
Discover Financial Services 3.75% 3/4/25	100,000	96,214
3.95% 11/6/24	100,000	98,758
5.20% 4/27/22	100,000	107,078
Ford Motor Credit 1.724% 12/6/17	550,000	541,781
2.24% 6/15/18	245,000	242,916
2.375% 1/16/18	250,000	249,526
2.375% 3/12/19	200,000	197,311
2.459% 3/27/20	200,000	194,091
2.551% 10/5/18	200,000	198,711
3.00% 6/12/17	250,000	252,519
3.157% 8/4/20	300,000	299,265
3.20% 1/15/21	300,000	298,314
3.664% 9/8/24	250,000	243,549
4.134% 8/4/25	300,000	299,511
5.00% 5/15/18	500,000	525,490
5.75% 2/1/21	200,000	221,200
5.875% 8/2/21	750,000	837,355
General Motors Financial 3.10% 1/15/19	200,000	199,852
3.15% 1/15/20	800,000	793,584
3.20% 7/13/20	200,000	197,126
3.70% 11/24/20	250,000	250,950
4.00% 1/15/25	600,000	570,314

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Consumer Finance (continued)
General Motors Financial (continued)
4.30% 7/13/25	100,000	$97,156
4.75% 8/15/17	700,000	725,790
HSBC Finance 6.676% 1/15/21	323,000	371,101
John Deere Capital 1.55% 12/15/17	600,000	600,494
1.60% 7/13/18	50,000	49,792
1.70% 1/15/20	350,000	341,209
2.25% 4/17/19	200,000	200,961
2.30% 9/16/19	500,000	502,167
2.80% 3/4/21	200,000	200,605
5.50% 4/13/17	150,000	157,947
PACCAR Financial 1.40% 5/18/18	125,000	123,857
1.60% 3/15/17	100,000	100,215
1.75% 8/14/18	35,000	34,894
2.50% 8/14/20	50,000	49,870
Toyota Motor Credit 1.25% 10/5/17	250,000	249,330
1.75% 5/22/17	550,000	553,654
2.10% 1/17/19	350,000	350,889
2.125% 7/18/19	200,000	200,460
2.75% 5/17/21	250,000	252,887
3.30% 1/12/22	400,000	413,383
3.40% 9/15/21	600,000	622,213

		20,644,702

Containers & Packaging–0.04%
Avery Dennison 5.375% 4/15/20	50,000	53,752
Bemis 4.50% 10/15/21	300,000	313,673
6.80% 8/1/19	10,000	11,331
Packaging Corporation of America 3.90% 6/15/22	50,000	50,915
4.50% 11/1/23	150,000	157,757
Sonoco Products 4.375% 11/1/21	100,000	104,282
5.75% 11/1/40	100,000	108,764
WestRock RKT 4.90% 3/1/22	200,000	212,399

		1,012,873

Diversified Consumer Services–0.07%
Block Financial 4.125% 10/1/20	250,000	253,401
Board of Trustees of the Leland Stanford Junior University 3.46% 5/1/47	75,000	71,003
4.75% 5/1/19	250,000	271,933
California Institute of Technology 4.321% 8/1/45	60,000	62,112
Cornell University 5.45% 2/1/19	200,000	221,435
George Washington University
4.30% 9/15/44	100,000	96,538

LVIP SSgA Bond Index Fund–22

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Consumer Services (continued)
Massachusetts Institute of Technology 5.60% 7/1/11	200,000	$245,451
Metropolitan Museum of Art 3.40% 7/1/45	50,000	45,587
Northwestern University 3.688% 12/1/38	70,000	70,522
3.868% 12/1/48	100,000	98,243
President and Fellows of Harvard College 3.619% 10/1/37	72,000	70,287
Princeton University 4.95% 3/1/19	100,000	109,587
5.70% 3/1/39	50,000	66,052
Trustees of Dartmouth College 4.75% 6/1/19	50,000	54,344
Vanderbilt University 5.25% 4/1/19	50,000	54,902
William Marsh Rice University
3.574% 5/15/45	100,000	92,864
Yale University 2.086% 4/15/19	100,000	100,896

		1,985,157

Diversified Financial Services–1.96%
Air Lease 2.625% 9/4/18	100,000	98,909
3.375% 1/15/19	250,000	251,875
3.875% 4/1/21	125,000	125,937
4.25% 9/15/24	300,000	294,750
Bank of America 2.00% 1/11/18	500,000	499,608
2.25% 4/21/20	250,000	244,214
2.60% 1/15/19	543,000	545,164
2.625% 10/19/20	200,000	197,705
3.30% 1/11/23	1,000,000	985,852
3.875% 3/22/17	250,000	255,542
3.875% 8/1/25	400,000	406,860
3.95% 4/21/25	250,000	243,910
4.00% 4/1/24	475,000	486,639
4.10% 7/24/23	1,350,000	1,398,111
4.25% 10/22/26	1,133,000	1,123,887
5.00% 5/13/21	350,000	382,844
5.00% 1/21/44	650,000	680,997
5.625% 7/1/20	250,000	277,970
5.65% 5/1/18	500,000	537,948
5.75% 12/1/17	550,000	588,629
5.875% 1/5/21	250,000	283,246
5.875% 2/7/42	218,000	255,331
6.00% 9/1/17	500,000	532,316
6.11% 1/29/37	200,000	227,643
6.40% 8/28/17	200,000	214,324
6.875% 4/25/18	800,000	883,081
6.875% 11/15/18	300,000	337,299
7.625% 6/1/19	300,000	347,761
7.75% 5/14/38	200,000	272,186

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
BP Capital Markets 1.375% 11/6/17	150,000	$149,160
1.375% 5/10/18	150,000	147,901
1.846% 5/5/17	150,000	150,748
2.237% 5/10/19	400,000	400,723
2.241% 9/26/18	400,000	401,375
2.315% 2/13/20	650,000	640,791
2.75% 5/10/23	250,000	234,978
3.245% 5/6/22	200,000	197,676
3.535% 11/4/24	100,000	97,372
3.994% 9/26/23	250,000	255,919
4.742% 3/11/21	500,000	549,517
4.75% 3/10/19	300,000	320,937
Citigroup 1.55% 8/14/17	250,000	249,141
1.70% 4/27/18	700,000	693,451
1.75% 5/1/18	500,000	496,051
1.85% 11/24/17	50,000	49,949
2.05% 12/7/18	1,150,000	1,144,731
2.15% 7/30/18	170,000	169,980
2.40% 2/18/20	750,000	741,946
2.50% 7/29/19	500,000	499,669
2.65% 10/26/20	350,000	347,560
3.375% 3/1/23	200,000	200,920
3.75% 6/16/24	400,000	407,916
3.875% 10/25/23	350,000	362,305
4.05% 7/30/22	107,000	109,604
4.30% 11/20/26	400,000	398,883
4.45% 9/29/27	600,000	597,378
4.50% 1/14/22	730,000	782,911
4.65% 7/30/45	250,000	254,723
5.30% 5/6/44	167,000	174,356
5.50% 9/13/25	200,000	217,510
5.875% 2/22/33	200,000	223,627
5.875% 1/30/42	150,000	172,722
6.00% 10/31/33	100,000	111,656
6.125% 8/25/36	200,000	228,081
6.625% 6/15/32	100,000	118,324
6.675% 9/13/43	150,000	184,568
8.125% 7/15/39	350,000	503,569
CME Group 3.00% 9/15/22	300,000	302,210
5.30% 9/15/43	100,000	114,755
GE Capital International Funding #144A 0.964% 4/15/16	842,000	842,415
#144A 2.342% 11/15/20	5,000,000	4,961,695
#144A 4.418% 11/15/35	2,354,000	2,406,984
•GE Capital Trust I 6.375% 11/15/67	200,000	208,375
General Electric Capital 5.50% 1/8/20	100,000	112,218
5.875% 1/14/38	272,000	333,472
6.00% 8/7/19	100,000	113,339

LVIP SSgA Bond Index Fund–23

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
General Electric Capital (continued)
•6.375% 11/15/67	100,000	$104,680
6.75% 3/15/32	224,000	293,149
6.875% 1/10/39	201,000	274,519
Intercontinental Exchange 2.75% 12/1/20	85,000	85,037
3.75% 12/1/25	85,000	85,337
4.00% 10/15/23	200,000	206,191
JPMorgan Chase 1.35% 2/15/17	400,000	399,260
1.625% 5/15/18	250,000	248,231
1.70% 3/1/18	680,000	676,916
1.80% 1/25/18	600,000	599,374
2.00% 8/15/17	450,000	451,632
2.55% 10/29/20	275,000	272,876
2.75% 6/23/20	800,000	804,059
3.20% 1/25/23	1,000,000	997,673
3.25% 9/23/22	550,000	553,672
3.375% 5/1/23	200,000	196,879
3.625% 5/13/24	250,000	253,978
3.875% 2/1/24	750,000	771,855
4.125% 12/15/26	1,000,000	999,422
4.25% 10/15/20	750,000	796,150
4.35% 8/15/21	600,000	639,017
4.40% 7/22/20	700,000	747,629
4.50% 1/24/22	350,000	377,813
4.95% 6/1/45	500,000	501,835
5.40% 1/6/42	200,000	225,387
5.50% 10/15/40	100,000	113,376
5.60% 7/15/41	500,000	578,381
6.00% 1/15/18	400,000	432,149
6.30% 4/23/19	200,000	224,362
6.40% 5/15/38	450,000	574,680
MasterCard 3.375% 4/1/24	500,000	511,520
McGraw-Hill Financial 6.55% 11/15/37	400,000	454,686
Moody’s 4.50% 9/1/22	250,000	265,323
MUFG Americas Holdings 1.625% 2/9/18	100,000	99,177
2.25% 2/10/20	100,000	98,422
3.00% 2/10/25	150,000	143,889
Nasdaq 5.25% 1/16/18	60,000	63,532
5.55% 1/15/20	100,000	109,735
National Rural Utilities Cooperative Finance 0.95% 4/24/17	200,000	199,076
1.10% 1/27/17	150,000	150,014
2.30% 11/1/20	100,000	99,099
2.35% 6/15/20	300,000	296,722
3.25% 11/1/25	100,000	99,705
4.023% 11/1/32	100,000	98,547
•4.75% 4/30/43	100,000	98,890

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance (continued)
5.45% 2/1/18	25,000	$26,914
8.00% 3/1/32	150,000	206,874
10.375% 11/1/18	100,000	122,045
NYSE Holdings 2.00% 10/5/17	150,000	150,271
Private Export Funding 1.375% 2/15/17	275,000	275,592
1.875% 7/15/18	250,000	252,207
2.45% 7/15/24	250,000	241,987
3.25% 6/15/25	250,000	256,979
4.30% 12/15/21	100,000	109,840
Synchrony Financial 1.875% 8/15/17	45,000	44,811
2.60% 1/15/19	150,000	149,569
2.70% 2/3/20	500,000	490,881
4.25% 8/15/24	150,000	148,233
4.50% 7/23/25	100,000	99,955
Washington Prime Group 3.85% 4/1/20	50,000	50,468

		54,265,111

Diversified Telecommunication Services–1.05%
AT&T 1.40% 12/1/17	550,000	547,711
2.375% 11/27/18	600,000	604,508
2.45% 6/30/20	550,000	542,224
2.625% 12/1/22	500,000	474,785
3.00% 2/15/22	400,000	392,654
3.00% 6/30/22	640,000	625,564
3.40% 5/15/25	550,000	529,646
3.875% 8/15/21	30,000	30,989
4.35% 6/15/45	532,000	456,869
4.45% 5/15/21	100,000	106,563
4.50% 5/15/35	220,000	204,108
4.75% 5/15/46	665,000	611,213
4.80% 6/15/44	987,000	907,587
5.35% 9/1/40	638,000	632,301
5.50% 2/1/18	500,000	534,757
5.55% 8/15/41	40,000	40,332
5.80% 2/15/19	150,000	165,606
6.15% 9/15/34	150,000	160,357
6.30% 1/15/38	200,000	219,537
6.40% 5/15/38	5,000	5,489
6.50% 9/1/37	150,000	168,137
6.55% 2/15/39	550,000	620,216
8.25% 11/15/31	360,000	482,170
British Telecommunications 2.35% 2/14/19	300,000	301,027
9.625% 12/15/30	350,000	511,875
Deutsche Telekom International Finance 6.00% 7/8/19	250,000	280,041
8.75% 6/15/30	460,000	639,227

LVIP SSgA Bond Index Fund–24

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Embarq 7.995% 6/1/36	150,000	$154,875
GTE 6.94% 4/15/28	100,000	118,588
8.75% 11/1/21	100,000	123,706
Koninklijke KPN 8.375% 10/1/30	100,000	131,328
Nippon Telegraph & Telephone 1.40% 7/18/17	100,000	99,659
Orange 4.125% 9/14/21	100,000	105,954
5.375% 7/8/19	300,000	330,853
5.375% 1/13/42	100,000	103,709
9.00% 3/1/31	800,000	1,131,798
Qwest 6.75% 12/1/21	650,000	682,500
6.875% 9/15/33	213,000	204,926
Telefonica Emisiones 3.192% 4/27/18	250,000	254,992
5.134% 4/27/20	690,000	754,112
5.462% 2/16/21	140,000	156,642
5.877% 7/15/19	100,000	109,991
7.045% 6/20/36	175,000	210,919
Telefonica Europe 8.25% 9/15/30	200,000	262,103
Telefonos de Mexico 5.50% 11/15/19	100,000	109,419
Verizon Communications 2.45% 11/1/22	200,000	189,610
3.45% 3/15/21	800,000	819,441
3.50% 11/1/24	700,000	692,691
3.65% 9/14/18	1,150,000	1,203,315
3.85% 11/1/42	650,000	533,355
4.272% 1/15/36	904,000	818,777
4.50% 9/15/20	686,000	737,825
4.522% 9/15/48	1,324,000	1,188,826
4.60% 4/1/21	250,000	269,022
4.672% 3/15/55	1,182,000	1,030,457
4.862% 8/21/46	692,000	657,669
5.05% 3/15/34	800,000	799,410
5.15% 9/15/23	950,000	1,046,033
6.00% 4/1/41	100,000	108,381
6.35% 4/1/19	250,000	281,467
6.40% 9/15/33	764,000	872,809
6.40% 2/15/38	200,000	228,793
6.55% 9/15/43	1,122,000	1,336,687
6.90% 4/15/38	350,000	419,681

		29,075,816

Electric Utilities–1.41%
Alabama Power 2.80% 4/1/25	100,000	96,605
3.75% 3/1/45	150,000	135,110
5.50% 3/15/41	185,000	209,135
6.125% 5/15/38	100,000	121,879

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Ameren 2.70% 11/15/20	50,000	$49,866
3.65% 2/15/26	50,000	49,878
Ameren Illinois 4.80% 12/15/43	150,000	162,373
American Electric Power 1.65% 12/15/17	200,000	198,614
2.95% 12/15/22	125,000	123,659
Appalachian Power 4.60% 3/30/21	150,000	160,152
5.00% 6/1/17	100,000	104,208
6.70% 8/15/37	235,000	282,240
Arizona Public Service 2.20% 1/15/20	150,000	148,675
3.15% 5/15/25	100,000	99,749
4.35% 11/15/45	50,000	50,709
4.50% 4/1/42	100,000	102,793
5.05% 9/1/41	100,000	109,574
Atlantic City Electric 7.75% 11/15/18	15,000	17,322
Baltimore Gas & Electric 3.35% 7/1/23	100,000	101,316
6.35% 10/1/36	100,000	124,834
Berkshire Hathaway Energy 3.75% 11/15/23	900,000	925,086
5.15% 11/15/43	200,000	211,837
5.75% 4/1/18	100,000	108,090
5.95% 5/15/37	125,000	143,255
6.125% 4/1/36	250,000	292,428
6.50% 9/15/37	100,000	122,085
Black Hills 4.25% 11/30/23	100,000	102,278
CenterPoint Energy Houston Electric 2.25% 8/1/22	250,000	240,375
Cleco Power 6.50% 12/1/35	50,000	60,409
Cleveland Electric Illuminating 5.50% 8/15/24	200,000	225,600
5.95% 12/15/36	100,000	104,813
CMS Energy 3.60% 11/15/25	100,000	99,575
4.875% 3/1/44	100,000	101,876
Commonwealth Edison 3.40% 9/1/21	100,000	103,876
4.00% 8/1/20	300,000	317,396
6.45% 1/15/38	100,000	127,904
Connecticut Light & Power 4.15% 6/1/45	75,000	74,306
5.65% 5/1/18	100,000	108,795
Consumers Energy 2.85% 5/15/22	100,000	99,089
3.125% 8/31/24	100,000	99,929
3.375% 8/15/23	200,000	204,669
3.95% 5/15/43	150,000	145,536
5.65% 9/15/18	100,000	109,285
5.65% 4/15/20	100,000	112,819

LVIP SSgA Bond Index Fund–25

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Delmarva Power & Light 3.50% 11/15/23	150,000	$154,303
4.00% 6/1/42	100,000	94,798
Dominion Gas Holdings 2.50% 12/15/19	50,000	49,974
2.80% 11/15/20	100,000	100,394
3.60% 12/15/24	25,000	24,768
4.60% 12/15/44	850,000	793,009
4.80% 11/1/43	94,000	90,102
DTE Electric 2.65% 6/15/22	50,000	49,246
3.65% 3/15/24	250,000	261,635
6.625% 6/1/36	100,000	129,715
Duke Energy 1.625% 8/15/17	250,000	249,761
2.10% 6/15/18	650,000	651,262
4.80% 12/15/45	100,000	101,428
5.05% 9/15/19	100,000	108,872
Duke Energy Carolinas 3.90% 6/15/21	100,000	106,266
4.00% 9/30/42	150,000	144,868
4.30% 6/15/20	100,000	108,300
5.25% 1/15/18	250,000	266,803
5.30% 2/15/40	100,000	114,988
6.10% 6/1/37	170,000	205,962
7.00% 11/15/18	100,000	114,050
Duke Energy Florida 3.85% 11/15/42	100,000	93,790
5.65% 6/15/18	150,000	163,789
6.40% 6/15/38	300,000	384,425
Duke Energy Indiana 6.12% 10/15/35	100,000	119,962
6.45% 4/1/39	130,000	166,898
Duke Energy Ohio 3.80% 9/1/23	500,000	522,549
5.45% 4/1/19	50,000	55,001
Duke Energy Progress 4.10% 3/15/43	100,000	97,293
5.30% 1/15/19	100,000	109,896
6.30% 4/1/38	250,000	319,315
Empresa Nacional de Electricidad 4.25% 4/15/24	100,000	99,128
Entergy 4.70% 1/15/17	100,000	102,567
5.125% 9/15/20	100,000	107,563
Entergy Arkansas 3.05% 6/1/23	100,000	98,380
3.70% 6/1/24	200,000	204,198
Entergy Louisiana 4.05% 9/1/23	150,000	154,869
Entergy Mississippi 3.10% 7/1/23	100,000	98,160
Entergy Texas 7.125% 2/1/19	200,000	226,609

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Eversource Energy 1.45% 5/1/18	250,000	$246,061
3.15% 1/15/25	100,000	97,796
4.50% 11/15/19	110,000	117,482
Exelon 1.55% 6/9/17	105,000	104,594
2.85% 6/15/20	150,000	149,335
#144A 3.95% 6/15/25	150,000	150,094
#144A 4.95% 6/15/35	105,000	106,179
#144A 5.10% 6/15/45	105,000	106,166
FirstEnergy Solutions 6.80% 8/15/39	150,000	141,931
Florida Power & Light 3.125% 12/1/25	250,000	250,760
3.80% 12/15/42	100,000	94,927
4.05% 6/1/42	150,000	148,089
5.69% 3/1/40	50,000	61,002
5.95% 2/1/38	200,000	249,614
5.96% 4/1/39	100,000	125,083
Georgia Power 1.95% 12/1/18	100,000	99,789
4.25% 12/1/19	80,000	85,438
4.30% 3/15/42	200,000	185,142
4.30% 3/15/43	100,000	92,013
4.75% 9/1/40	100,000	97,610
5.95% 2/1/39	100,000	113,864
Great Plains Energy 4.85% 6/1/21	50,000	53,761
Hydro-Quebec 1.375% 6/19/17	100,000	100,240
8.05% 7/7/24	250,000	337,006
8.50% 12/1/29	115,000	172,925
Iberdrola International 6.75% 7/15/36	100,000	122,920
Indiana Michigan Power 7.00% 3/15/19	100,000	113,429
Interstate Power & Light 3.40% 8/15/25	200,000	201,276
6.25% 7/15/39	130,000	163,794
ITC Holdings 3.65% 6/15/24	75,000	74,010
Jersey Central Power & Light 7.35% 2/1/19	100,000	112,626
Kansas City Power & Light 3.65% 8/15/25	250,000	252,254
6.375% 3/1/18	200,000	218,665
Kentucky Utilities 3.25% 11/1/20	100,000	103,732
4.65% 11/15/43	150,000	158,166
5.125% 11/1/40	100,000	112,124
MidAmerican Energy 2.40% 3/15/19	250,000	252,034
3.50% 10/15/24	100,000	102,308
4.40% 10/15/44	100,000	101,363
4.80% 9/15/43	250,000	268,109
5.30% 3/15/18	100,000	107,421

LVIP SSgA Bond Index Fund–26

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
MidAmerican Energy (continued)
5.75% 11/1/35	25,000	$29,830
5.95% 7/15/17	200,000	212,457
Nevada Power 5.45% 5/15/41	60,000	67,562
6.50% 8/1/18	50,000	55,509
6.75% 7/1/37	100,000	127,086
7.125% 3/15/19	100,000	114,420
NextEra Energy Capital Holdings 2.40% 9/15/19	500,000	493,055
3.625% 6/15/23	100,000	99,789
4.50% 6/1/21	100,000	106,263
6.00% 3/1/19	200,000	219,193
Northern States Power 2.20% 8/15/20	100,000	99,379
2.60% 5/15/23	100,000	97,563
4.00% 8/15/45	100,000	98,006
5.25% 3/1/18	100,000	107,373
5.35% 11/1/39	40,000	46,206
6.20% 7/1/37	100,000	126,749
NorthWestern 4.176% 11/15/44	150,000	147,848
NSTAR Electric 3.25% 11/15/25	100,000	99,943
Ohio Edison 6.875% 7/15/36	100,000	117,656
8.25% 10/15/38	600,000	834,696
Oklahoma Gas & Electric 4.55% 3/15/44	150,000	153,282
5.25% 5/15/41	100,000	112,292
Oncor Electric Delivery 2.95% 4/1/25	100,000	94,140
3.75% 4/1/45	100,000	83,456
4.10% 6/1/22	100,000	104,063
4.55% 12/1/41	150,000	144,324
5.30% 6/1/42	200,000	208,896
6.80% 9/1/18	100,000	111,213
7.00% 9/1/22	100,000	120,239
7.00% 5/1/32	50,000	62,305
Pacific Gas & Electric 3.25% 9/15/21	200,000	204,894
3.25% 6/15/23	250,000	250,992
3.40% 8/15/24	150,000	150,819
3.50% 6/15/25	350,000	354,576
4.30% 3/15/45	210,000	208,018
5.125% 11/15/43	200,000	219,625
6.05% 3/1/34	500,000	590,828
6.25% 3/1/39	300,000	367,818
8.25% 10/15/18	200,000	232,600
PacifiCorp 2.95% 6/1/23	100,000	99,905
4.10% 2/1/42	100,000	96,665
5.75% 4/1/37	100,000	117,629

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
PacifiCorp (continued)
6.00% 1/15/39	100,000	$121,584
6.35% 7/15/38	25,000	31,248
7.70% 11/15/31	100,000	137,023
PECO Energy 3.15% 10/15/25	500,000	498,889
5.35% 3/1/18	200,000	214,963
5.95% 10/1/36	100,000	121,494
Portland General Electric 6.10% 4/15/19	100,000	111,619
Potomac Electric Power 7.90% 12/15/38	100,000	146,318
PPL Capital Funding 3.40% 6/1/23	200,000	199,671
3.50% 12/1/22	100,000	100,890
3.95% 3/15/24	200,000	205,027
4.20% 6/15/22	150,000	156,295
PPL Electric Utilities 3.00% 9/15/21	100,000	101,622
4.125% 6/15/44	100,000	98,797
4.15% 10/1/45	250,000	247,633
6.25% 5/15/39	30,000	38,145
Progress Energy 6.00% 12/1/39	50,000	58,058
7.05% 3/15/19	100,000	113,515
7.75% 3/1/31	150,000	193,774
Public Service Electric & Gas 2.375% 5/15/23	200,000	191,667
3.00% 5/15/25	100,000	98,858
3.05% 11/15/24	100,000	99,710
3.50% 8/15/20	150,000	156,693
3.75% 3/15/24	150,000	156,934
4.05% 5/1/45	150,000	147,245
4.15% 11/1/45	50,000	49,633
5.30% 5/1/18	50,000	54,055
5.50% 3/1/40	100,000	116,753
Public Service of Colorado 2.90% 5/15/25	200,000	196,827
3.20% 11/15/20	100,000	103,324
3.95% 3/15/43	250,000	244,047
5.125% 6/1/19	135,000	148,303
6.25% 9/1/37	100,000	129,047
Public Service of New Mexico 3.85% 8/1/25	100,000	99,144
Public Service of Oklahoma 5.15% 12/1/19	75,000	82,088
South Carolina Electric & Gas 5.25% 11/1/18	80,000	86,738
6.05% 1/15/38	225,000	265,196
Southern 2.15% 9/1/19	300,000	294,538

LVIP SSgA Bond Index Fund–27

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Southern (continued)
2.45% 9/1/18	90,000	$90,758
2.75% 6/15/20	100,000	99,086
Southern California Edison 3.50% 10/1/23	150,000	154,909
3.875% 6/1/21	70,000	74,111
3.90% 3/15/43	100,000	95,647
4.05% 3/15/42	300,000	293,772
4.50% 9/1/40	100,000	104,533
4.65% 10/1/43	100,000	105,812
5.55% 1/15/36	59,000	68,598
5.95% 2/1/38	25,000	30,663
6.00% 1/15/34	200,000	240,999
6.05% 3/15/39	170,000	211,016
6.65% 4/1/29	100,000	125,068
Southwestern Electric Power 3.90% 4/1/45	300,000	263,772
6.20% 3/15/40	200,000	237,650
Tampa Electric 2.60% 9/15/22	100,000	96,371
4.10% 6/15/42	100,000	95,297
4.20% 5/15/45	50,000	48,535
4.35% 5/15/44	50,000	49,164
6.10% 5/15/18	50,000	54,417
TECO Finance 6.572% 11/1/17	100,000	107,798
Union Electric 3.50% 4/15/24	100,000	103,117
3.65% 4/15/45	100,000	90,393
3.90% 9/15/42	250,000	238,644
8.45% 3/15/39	80,000	124,193
Virginia Electric & Power 2.75% 3/15/23	100,000	98,622
4.45% 2/15/44	625,000	644,377
4.65% 8/15/43	150,000	158,962
5.00% 6/30/19	200,000	217,757
5.95% 9/15/17	100,000	107,506
6.00% 5/15/37	25,000	30,699
6.35% 11/30/37	100,000	128,171
8.875% 11/15/38	100,000	157,461
Westar Energy 3.25% 12/1/25	50,000	50,205
4.10% 4/1/43	300,000	292,075
4.25% 12/1/45	50,000	50,413
Western Massachusetts Electric 3.50% 9/15/21	150,000	156,386
Wisconsin Electric Power 1.70% 6/15/18	250,000	248,999
2.95% 9/15/21	100,000	101,134
3.10% 6/1/25	50,000	50,172
4.25% 12/15/19	25,000	26,868
4.30% 12/15/45	50,000	51,259

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Wisconsin Power & Light 4.10% 10/15/44	125,000	$122,023
Wisconsin Public Service 1.65% 12/4/18	50,000	49,703
4.752% 11/1/44	200,000	217,412
Xcel Energy 1.20% 6/1/17	65,000	64,692
3.30% 6/1/25	100,000	97,953
4.70% 5/15/20	100,000	107,570
6.50% 7/1/36	100,000	121,144

		39,248,443

Electrical Equipment–0.04%
Emerson Electric 2.625% 12/1/21	100,000	99,395
3.15% 6/1/25	150,000	148,936
4.25% 11/15/20	50,000	53,974
5.25% 10/15/18	225,000	245,158
5.25% 11/15/39	50,000	56,101
Rockwell Automation 6.25% 12/1/37	100,000	124,559
Roper Technologies 3.00% 12/15/20	200,000	199,397
3.85% 12/15/25	100,000	99,756
6.25% 9/1/19	100,000	111,043

		1,138,319

Electronic Equipment, Instruments & Components–0.05%
Amphenol 2.55% 1/30/19	150,000	150,136
Arrow Electronics
3.00% 3/1/18	100,000	99,971
3.50% 4/1/22	100,000	96,459
6.00% 4/1/20	50,000	54,392
Avnet 4.875% 12/1/22	100,000	102,535
Corning 2.90% 5/15/22	150,000	143,889
4.25% 8/15/20	65,000	68,337
4.75% 3/15/42	250,000	235,526
5.75% 8/15/40	25,000	26,877
6.625% 5/15/19	20,000	22,473
#Flextronics International 144A 4.75% 6/15/25	125,000	122,031
Keysight Technologies 4.55% 10/30/24	250,000	240,759
Tech Data 3.75% 9/21/17	100,000	101,236

		1,464,621

Energy Equipment & Services–0.21%
Baker Hughes 5.125% 9/15/40	200,000	198,243
6.875% 1/15/29	100,000	119,055
Cameron International 4.00% 12/15/23	100,000	100,609
5.125% 12/15/43	56,000	55,363
5.95% 6/1/41	100,000	106,427

LVIP SSgA Bond Index Fund–28

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Energy Equipment & Services (continued)
Cameron International (continued)
6.375% 7/15/18	100,000	$108,516
Diamond Offshore Drilling 3.45% 11/1/23	125,000	103,447
5.70% 10/15/39	100,000	68,547
5.875% 5/1/19	40,000	40,601
Ensco 4.50% 10/1/24	400,000	275,806
4.70% 3/15/21	350,000	282,122
5.75% 10/1/44	100,000	66,099
FMC Technologies 3.45% 10/1/22	100,000	87,769
Halliburton 2.00% 8/1/18	250,000	248,371
2.70% 11/15/20	50,000	49,456
3.25% 11/15/21	200,000	199,981
3.375% 11/15/22	311,000	306,344
3.80% 11/15/25	290,000	282,724
4.75% 8/1/43	200,000	188,177
4.85% 11/15/35	100,000	98,422
5.00% 11/15/45	283,000	280,403
5.90% 9/15/18	50,000	54,686
6.15% 9/15/19	250,000	281,512
7.45% 9/15/39	200,000	256,241
Nabors Industries 4.625% 9/15/21	150,000	123,559
5.10% 9/15/23	500,000	396,978
6.15% 2/15/18	100,000	101,518
9.25% 1/15/19	150,000	154,249
National Oilwell Varco 2.60% 12/1/22	200,000	174,993
3.95% 12/1/42	150,000	114,515
Oceaneering International 4.65% 11/15/24	100,000	84,061
Rowan 4.75% 1/15/24	75,000	53,416
4.875% 6/1/22	100,000	73,636
5.40% 12/1/42	175,000	104,964
7.875% 8/1/19	65,000	63,948
Schlumberger Investment 3.65% 12/1/23	504,000	512,171

		5,816,929

Food & Staples Retailing–0.52%
Costco Wholesale 5.50% 3/15/17	450,000	473,755
CVS Health 2.25% 8/12/19	250,000	249,886
2.75% 12/1/22	200,000	195,165
2.80% 7/20/20	600,000	603,323
3.50% 7/20/22	600,000	611,401
3.875% 7/20/25	400,000	409,026
4.00% 12/5/23	600,000	624,559
4.125% 5/15/21	100,000	105,911

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Food & Staples Retailing (continued)
CVS Health (continued)
4.75% 5/18/20	100,000	$107,773
4.875% 7/20/35	725,000	750,889
5.125% 7/20/45	215,000	227,362
5.75% 6/1/17	150,000	158,874
5.75% 5/15/41	150,000	168,918
6.25% 6/1/27	130,000	154,188
Delhaize America 9.00% 4/15/31	125,000	160,070
Delhaize Group 5.70% 10/1/40	500,000	516,171
Kroger 2.20% 1/15/17	100,000	100,932
2.30% 1/15/19	250,000	250,831
3.30% 1/15/21	250,000	254,089
3.40% 4/15/22	50,000	50,723
5.00% 4/15/42	100,000	102,673
6.90% 4/15/38	100,000	123,940
7.50% 4/1/31	250,000	319,211
Sysco 2.60% 10/1/20	250,000	250,559
3.75% 10/1/25	125,000	126,865
4.85% 10/1/45	85,000	88,643
5.375% 3/17/19	100,000	109,319
6.625% 3/17/39	50,000	60,316
Walgreen 3.10% 9/15/22	150,000	145,482
5.25% 1/15/19	38,000	40,638
Walgreens Boots Alliance 1.75% 11/17/17	600,000	599,102
3.80% 11/18/24	700,000	680,381
4.80% 11/18/44	500,000	453,975
Wal-Mart Stores 1.125% 4/11/18	700,000	697,311
2.55% 4/11/23	300,000	296,151
3.25% 10/25/20	300,000	316,369
3.625% 7/8/20	100,000	107,063
4.00% 4/11/43	325,000	316,378
4.125% 2/1/19	100,000	107,134
4.875% 7/8/40	300,000	322,365
5.00% 10/25/40	200,000	220,496
5.25% 9/1/35	300,000	342,376
5.625% 4/15/41	250,000	298,035
5.80% 2/15/18	200,000	218,595
5.875% 4/5/27	100,000	122,345
6.20% 4/15/38	300,000	376,918
6.50% 8/15/37	350,000	452,946
7.55% 2/15/30	700,000	988,274
#Whole Foods Market 144A 5.20% 12/3/25	100,000	100,044

		14,557,750

LVIP SSgA Bond Index Fund–29

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Food Products–0.40%
Archer-Daniels-Midland 4.016% 4/16/43	100,000	$96,256
4.479% 3/1/21	235,000	254,949
5.45% 3/15/18	80,000	86,476
Bunge Limited Finance 3.50% 11/24/20	75,000	74,665
8.50% 6/15/19	135,000	156,483
Campbell Soup 2.50% 8/2/22	61,000	57,956
3.05% 7/15/17	100,000	102,289
4.25% 4/15/21	250,000	266,619
4.50% 2/15/19	35,000	37,263
ConAgra Foods 1.90% 1/25/18	250,000	248,738
3.20% 1/25/23	250,000	240,883
4.65% 1/25/43	125,000	111,910
5.819% 6/15/17	50,000	52,765
6.625% 8/15/39	50,000	54,041
7.00% 4/15/19	100,000	112,498
8.25% 9/15/30	100,000	133,253
General Mills 2.20% 10/21/19	300,000	300,338
3.15% 12/15/21	200,000	200,408
3.65% 2/15/24	111,000	114,181
5.40% 6/15/40	45,000	49,281
5.65% 2/15/19	100,000	109,829
5.70% 2/15/17	100,000	104,636
H.J. Heinz #144A 1.60% 6/30/17	95,000	94,759
#144A 2.80% 7/2/20	550,000	549,152
#144A 3.50% 7/15/22	200,000	201,664
#144A 3.95% 7/15/25	150,000	151,689
#144A 5.00% 7/15/35	105,000	107,905
Hershey 3.20% 8/21/25	250,000	253,221
4.125% 12/1/20	200,000	215,765
Ingredion 1.80% 9/25/17	100,000	99,131
Kellogg 1.75% 5/17/17	150,000	150,117
3.125% 5/17/22	150,000	148,229
3.25% 5/21/18	135,000	138,460
4.00% 12/15/20	64,000	67,364
7.45% 4/1/31	100,000	127,460
Kraft Foods Group 2.25% 6/5/17	150,000	151,136
3.50% 6/6/22	150,000	151,859
5.00% 6/4/42	250,000	252,645
5.375% 2/10/20	250,000	273,988
6.125% 8/23/18	650,000	714,098
6.50% 2/9/40	150,000	175,430
Kraft Heinz Foods #144A 2.00% 7/2/18	95,000	94,609

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Food Products (continued)
Kraft Heinz Foods (continued)
#144A 5.20% 7/15/45	85,000	$89,156
McCormick 3.25% 11/15/25	35,000	35,003
3.50% 9/1/23	107,000	108,879
3.90% 7/15/21	50,000	53,321
Mead Johnson Nutrition 3.00% 11/15/20	95,000	95,078
4.125% 11/15/25	95,000	95,903
4.90% 11/1/19	100,000	107,634
5.90% 11/1/39	50,000	54,482
Mondelez International 4.00% 2/1/24	900,000	929,269
6.125% 2/1/18	150,000	162,973
Smucker (J.M.) 1.75% 3/15/18	60,000	59,750
2.50% 3/15/20	100,000	99,386
3.00% 3/15/22	150,000	149,452
3.50% 3/15/25	150,000	149,479
4.25% 3/15/35	100,000	98,011
4.375% 3/15/45	50,000	48,876
Tyson Foods 2.65% 8/15/19	400,000	400,556
3.95% 8/15/24	240,000	246,847
4.50% 6/15/22	200,000	213,161
Unilever Capital 2.20% 3/6/19	250,000	253,914
4.25% 2/10/21	200,000	218,643
4.80% 2/15/19	100,000	108,925
5.90% 11/15/32	133,000	169,314

		11,032,410

Gas Utilities–0.10%
AGL Capital 3.875% 11/15/25	50,000	50,389
4.40% 6/1/43	100,000	90,261
5.25% 8/15/19	100,000	107,656
5.875% 3/15/41	70,000	77,013
Atmos Energy 4.125% 10/15/44	150,000	144,103
8.50% 3/15/19	100,000	117,248
CenterPoint Energy 5.95% 2/1/17	100,000	104,357
CenterPoint Energy Resources 4.50% 1/15/21	65,000	68,299
5.85% 1/15/41	115,000	127,456
6.00% 5/15/18	100,000	108,403
Laclede Group 4.70% 8/15/44	100,000	99,091
National Fuel Gas 3.75% 3/1/23	156,000	144,705
8.75% 5/1/19	115,000	129,966
ONE Gas 3.61% 2/1/24	100,000	101,919

LVIP SSgA Bond Index Fund–30

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Gas Utilities (continued)
ONE Gas (continued)
4.658% 2/1/44	50,000	$51,916
Panhandle Eastern Pipe Line 6.20% 11/1/17	50,000	53,263
7.00% 6/15/18	300,000	329,702
Piedmont Natural Gas 4.65% 8/1/43	50,000	51,534
Southern California Gas 3.15% 9/15/24	100,000	100,954
4.45% 3/15/44	150,000	156,084
5.75% 11/15/35	100,000	121,956
Southern Natural Gas 4.40% 6/15/21	300,000	278,927
#144A 5.90% 4/1/17	25,000	25,429
8.00% 3/1/32	100,000	98,417
Southwest Gas 4.875% 10/1/43	100,000	101,931

		2,840,979

Health Care Equipment & Supplies–0.39%
Baxter International 4.50% 8/15/19	250,000	265,165
Baylor Scott & White Holdings 4.185% 11/15/45	95,000	90,214
Becton Dickinson 2.675% 12/15/19	145,000	145,925
3.125% 11/8/21	700,000	706,819
3.25% 11/12/20	100,000	101,502
3.30% 3/1/23	100,000	98,974
3.734% 12/15/24	350,000	353,635
4.875% 5/15/44	100,000	101,403
5.00% 11/12/40	35,000	35,529
6.00% 5/15/39	100,000	115,202
6.375% 8/1/19	150,000	169,463
Boston Scientific 2.65% 10/1/18	125,000	125,740
2.85% 5/15/20	100,000	99,580
3.85% 5/15/25	100,000	98,586
6.00% 1/15/20	100,000	111,141
7.375% 1/15/40	201,000	246,029
Covidien International Finance 2.95% 6/15/23	100,000	98,577
3.20% 6/15/22	150,000	150,572
4.20% 6/15/20	100,000	107,176
6.00% 10/15/17	25,000	26,941
6.55% 10/15/37	100,000	125,758
CR Bard 4.40% 1/15/21	65,000	68,863
Edwards Lifesciences 2.875% 10/15/18	150,000	151,841
Medtronic 1.375% 4/1/18	125,000	124,370
1.50% 3/15/18	115,000	114,970
2.50% 3/15/20	135,000	136,039
2.75% 4/1/23	1,125,000	1,097,598
3.125% 3/15/22	150,000	151,641

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Equipment & Supplies (continued)
Medtronic (continued)
3.50% 3/15/25	975,000	$984,119
3.625% 3/15/24	500,000	512,665
4.00% 4/1/43	350,000	325,575
4.375% 3/15/35	150,000	151,921
4.50% 3/15/42	100,000	100,627
4.625% 3/15/45	590,000	610,035
5.55% 3/15/40	100,000	115,415
5.60% 3/15/19	200,000	221,638
St. Jude Medical 2.00% 9/15/18	100,000	99,880
2.80% 9/15/20	100,000	100,147
3.25% 4/15/23	200,000	196,686
3.875% 9/15/25	120,000	121,358
Stryker 1.30% 4/1/18	100,000	99,313
3.375% 5/15/24	150,000	150,157
3.375% 11/1/25	100,000	98,825
4.375% 1/15/20	100,000	107,639
4.375% 5/15/44	100,000	99,148
Zimmer Biomet Holdings 2.70% 4/1/20	750,000	741,310
3.15% 4/1/22	250,000	246,115
3.55% 4/1/25	180,000	175,251
4.25% 8/15/35	105,000	98,205
4.45% 8/15/45	155,000	143,105
5.75% 11/30/39	100,000	109,837

		10,828,224

Health Care Providers & Services–0.53%
Aetna 1.75% 5/15/17	100,000	100,147
2.20% 3/15/19	300,000	298,674
2.75% 11/15/22	550,000	535,122
4.50% 5/15/42	100,000	98,611
6.625% 6/15/36	100,000	120,367
6.75% 12/15/37	100,000	126,299
AmerisourceBergen 3.40% 5/15/24	250,000	244,608
4.875% 11/15/19	200,000	215,284
Anthem 2.30% 7/15/18	250,000	249,681
3.125% 5/15/22	250,000	245,708
3.50% 8/15/24	250,000	244,545
4.35% 8/15/20	100,000	106,026
4.625% 5/15/42	100,000	94,782
4.65% 1/15/43	125,000	119,392
4.65% 8/15/44	100,000	95,677
5.85% 1/15/36	125,000	135,907
5.875% 6/15/17	50,000	52,871
6.375% 6/15/37	100,000	118,955
7.00% 2/15/19	400,000	449,682

LVIP SSgA Bond Index Fund–31

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Cardinal Health 1.95% 6/15/18	100,000	$99,799
3.20% 3/15/23	100,000	98,887
3.50% 11/15/24	300,000	300,903
3.75% 9/15/25	100,000	101,722
4.625% 12/15/20	100,000	108,578
4.90% 9/15/45	100,000	101,700
Children’s Hospital Medical Center 4.268% 5/15/44	50,000	49,024
Cigna 5.375% 2/15/42	400,000	440,120
5.875% 3/15/41	200,000	230,830
7.875% 5/15/27	25,000	32,911
Coventry Health Care 5.45% 6/15/21	80,000	88,467
Dignity Health 3.812% 11/1/24	200,000	203,468
Express Scripts Holding 2.65% 2/15/17	200,000	202,019
3.90% 2/15/22	450,000	462,858
4.75% 11/15/21	200,000	214,727
6.125% 11/15/41	300,000	342,093
Howard Hughes Medical Institute 3.50% 9/1/23	150,000	155,936
Humana 3.15% 12/1/22	100,000	97,357
4.625% 12/1/42	175,000	165,070
4.95% 10/1/44	300,000	299,159
7.20% 6/15/18	100,000	111,955
Kaiser Foundation Hospitals 3.50% 4/1/22	50,000	50,846
Laboratory Corporation of America Holdings 2.20% 8/23/17	250,000	250,980
4.625% 11/15/20	150,000	158,136
4.70% 2/1/45	500,000	458,561
McKesson 2.284% 3/15/19	250,000	249,199
2.70% 12/15/22	400,000	381,439
3.796% 3/15/24	200,000	201,388
4.75% 3/1/21	300,000	324,421
4.883% 3/15/44	125,000	125,414
Medco Health Solutions 7.125% 3/15/18	225,000	248,851
Memorial Sloan-Kettering Cancer Center 4.20% 7/1/55	127,000	122,608
New York and Presbyterian Hospital 4.024% 8/1/45	75,000	71,032
Ochsner Clinic Foundation 5.897% 5/15/45	50,000	53,908
Owens & Minor 3.875% 9/15/21	50,000	49,847
Quest Diagnostics 2.70% 4/1/19	150,000	150,067
3.50% 3/30/25	300,000	290,400
4.75% 1/30/20	60,000	63,658
5.75% 1/30/40	59,000	61,074

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Health Care Providers & Services (continued)
Texas Health Resources 4.33% 11/15/55	30,000	$28,854
UnitedHealth Group 1.90% 7/16/18	590,000	591,993
2.70% 7/15/20	145,000	146,612
2.75% 2/15/23	107,000	104,984
2.875% 12/15/21	400,000	405,879
2.875% 3/15/23	250,000	247,582
3.75% 7/15/25	500,000	516,056
4.25% 3/15/43	100,000	97,340
4.375% 3/15/42	100,000	98,499
4.625% 11/15/41	200,000	203,447
4.70% 2/15/21	100,000	109,510
4.75% 7/15/45	600,000	633,508
6.00% 2/15/18	200,000	217,588
6.50% 6/15/37	150,000	188,653
6.625% 11/15/37	100,000	127,720
6.875% 2/15/38	100,000	131,038

		14,721,013

Hotels, Restaurants & Leisure–0.15%
Brinker International 3.875% 5/15/23	100,000	96,592
Carnival 3.95% 10/15/20	133,000	139,072
Darden Restaurants 7.05% 10/15/37	84,000	88,443
Marriott International 2.875% 3/1/21	100,000	99,332
3.375% 10/15/20	208,000	211,945
3.75% 10/1/25	50,000	49,253
6.375% 6/15/17	100,000	106,926
McDonald’s 1.875% 5/29/19	250,000	247,146
2.10% 12/7/18	60,000	60,081
2.20% 5/26/20	150,000	147,435
2.625% 1/15/22	100,000	97,650
2.75% 12/9/20	265,000	265,121
3.25% 6/10/24	300,000	296,502
3.375% 5/26/25	150,000	147,228
3.625% 5/20/21	100,000	103,181
3.625% 5/1/43	100,000	82,633
3.70% 1/30/26	285,000	285,361
4.60% 5/26/45	94,000	90,799
4.70% 12/9/35	270,000	269,865
4.875% 12/9/45	100,000	101,002
5.80% 10/15/17	300,000	320,429
6.30% 3/1/38	50,000	58,416
Starbucks 2.70% 6/15/22	100,000	100,119
3.85% 10/1/23	100,000	106,206
4.30% 6/15/45	105,000	109,184
Starwood Hotels & Resorts Worldwide 3.125% 2/15/23	211,000	206,522
Wyndham Worldwide 4.25% 3/1/22	300,000	302,357

LVIP SSgA Bond Index Fund–32

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Hotels, Restaurants & Leisure (continued)
Wyndham Worldwide (continued)
5.10% 10/1/25	60,000	$60,716

		4,249,516

Household Durables–0.15%
Church & Dwight 2.45% 12/15/19	100,000	99,571
Clorox 3.50% 12/15/24	150,000	149,992
5.95% 10/15/17	100,000	107,405
Harman International Industries 4.15% 5/15/25	100,000	96,023
Kimberly-Clark 1.90% 5/22/19	250,000	249,079
2.15% 8/15/20	50,000	49,715
3.05% 8/15/25	50,000	50,250
3.875% 3/1/21	45,000	48,482
5.30% 3/1/41	200,000	225,229
6.125% 8/1/17	200,000	214,927
6.625% 8/1/37	100,000	130,823
7.50% 11/1/18	100,000	115,907
Leggett & Platt 3.40% 8/15/22	50,000	49,335
Newell Rubbermaid 2.15% 10/15/18	125,000	121,051
3.90% 11/1/25	250,000	226,023
Procter & Gamble 1.60% 11/15/18	200,000	201,475
1.90% 11/1/19	200,000	201,392
2.30% 2/6/22	250,000	250,034
3.10% 8/15/23	200,000	208,719
4.70% 2/15/19	200,000	218,016
5.50% 2/1/34	100,000	119,694
5.55% 3/5/37	200,000	243,537
Tupperware Brands 4.75% 6/1/21	100,000	102,117
Whirlpool 3.70% 3/1/23	650,000	655,111
4.70% 6/1/22	100,000	106,524

		4,240,431

Independent Power Producers & Energy Traders–0.08%
Constellation Energy Group 5.15% 12/1/20	200,000	217,375
Exelon Generation 2.95% 1/15/20	200,000	199,469
4.25% 6/15/22	250,000	253,641
5.60% 6/15/42	292,000	272,805
6.20% 10/1/17	25,000	26,684
6.25% 10/1/39	100,000	101,472
Oglethorpe Power 4.55% 6/1/44	100,000	95,130
5.95% 11/1/39	100,000	112,793
PSEG Power 4.15% 9/15/21	250,000	254,632

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Independent Power Producers & Energy Traders (continued)
PSEG Power (continued)
5.125% 4/15/20	60,000	$64,513
Southern Power 1.85% 12/1/17	80,000	80,003
2.375% 6/1/20	100,000	97,311
4.15% 12/1/25	200,000	200,029
5.25% 7/15/43	120,000	114,909
TransAlta 6.50% 3/15/40	250,000	188,709

		2,279,475

Industrial Conglomerates–0.20%
3M 1.00% 6/26/17	100,000	99,881
1.375% 8/7/18	100,000	99,828
2.00% 8/7/20	100,000	100,080
2.00% 6/26/22	500,000	486,909
3.00% 8/7/25	100,000	102,144
3.875% 6/15/44	150,000	146,598
5.70% 3/15/37	100,000	123,661
6.375% 2/15/28	25,000	32,441
Danaher 1.65% 9/15/18	95,000	94,988
3.35% 9/15/25	125,000	127,053
3.90% 6/23/21	100,000	106,362
4.375% 9/15/45	115,000	119,091
5.625% 1/15/18	100,000	107,958
General Electric 2.70% 10/9/22	1,150,000	1,146,233
4.125% 10/9/42	311,000	304,510
5.25% 12/6/17	550,000	587,388
Hexcel 4.70% 8/15/25	50,000	49,608
Koninklijke Philips 3.75% 3/15/22	100,000	102,795
5.00% 3/15/42	100,000	96,285
5.75% 3/11/18	300,000	321,200
6.875% 3/11/38	50,000	58,145
Textron 3.65% 3/1/21	400,000	402,964
3.875% 3/1/25	170,000	166,999
Tyco Electronics Group 2.35% 8/1/19	75,000	74,812
2.375% 12/17/18	60,000	59,960
3.50% 2/3/22	150,000	152,924
6.55% 10/1/17	100,000	107,813
Tyco International Finance 3.90% 2/14/26	75,000	75,320
5.125% 9/14/45	75,000	78,164

		5,532,114

Insurance–0.85%
ACE INA Holdings 2.30% 11/3/20	655,000	650,733

LVIP SSgA Bond Index Fund–33

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
ACE INA Holdings (continued)
2.70% 3/13/23	100,000	$97,778
3.35% 5/15/24	300,000	303,168
3.35% 5/3/26	95,000	94,832
4.15% 3/13/43	100,000	98,083
4.35% 11/3/45	85,000	86,587
5.70% 2/15/17	50,000	52,326
5.90% 6/15/19	125,000	139,902
Aflac 6.45% 8/15/40	100,000	122,919
6.90% 12/17/39	530,000	686,601
Alleghany 4.90% 9/15/44	95,000	90,432
4.95% 6/27/22	100,000	107,301
Allied World Assurance Holdings 4.35% 10/29/25	100,000	98,633
Allstate 4.50% 6/15/43	100,000	102,007
5.55% 5/9/35	150,000	174,049
•5.75% 8/15/53	225,000	231,722
7.45% 5/16/19	100,000	116,897
American Financial Group 9.875% 6/15/19	100,000	121,499
American International Group 2.30% 7/16/19	350,000	347,328
3.75% 7/10/25	70,000	69,512
4.50% 7/16/44	500,000	464,170
4.70% 7/10/35	100,000	99,708
4.80% 7/10/45	100,000	97,060
4.875% 6/1/22	500,000	540,715
5.85% 1/16/18	300,000	323,315
6.25% 5/1/36	100,000	115,836
6.40% 12/15/20	200,000	230,975
•8.175% 5/15/58	250,000	329,375
Aon 2.80% 3/15/21	150,000	149,613
3.50% 6/14/24	100,000	97,779
4.00% 11/27/23	150,000	153,955
4.45% 5/24/43	100,000	93,886
4.75% 5/15/45	100,000	99,247
5.00% 9/30/20	100,000	109,410
Arch Capital Group US 5.144% 11/1/43	105,000	106,475
Aspen Insurance Holdings 4.65% 11/15/23	100,000	102,790
Assurant 2.50% 3/15/18	150,000	149,832
Assured Guaranty US Holdings 5.00% 7/1/24	100,000	104,069
AXA 8.60% 12/15/30	200,000	269,750
Axis Specialty Finance 5.875% 6/1/20	100,000	110,648
Berkshire Hathaway 1.90% 1/31/17	300,000	302,651

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Berkshire Hathaway (continued)
2.10% 8/14/19	200,000	$201,326
3.00% 2/11/23	100,000	101,985
3.40% 1/31/22	300,000	316,433
3.75% 8/15/21	300,000	320,169
4.50% 2/11/43	250,000	252,323
Berkshire Hathaway Finance 1.30% 5/15/18	150,000	148,800
1.60% 5/15/17	150,000	151,012
3.00% 5/15/22	100,000	101,787
4.25% 1/15/21	100,000	109,147
4.30% 5/15/43	100,000	98,301
4.40% 5/15/42	100,000	99,242
5.40% 5/15/18	50,000	54,289
5.75% 1/15/40	100,000	116,949
Chubb 5.75% 5/15/18	100,000	108,880
6.00% 5/11/37	100,000	122,825
•6.375% 4/15/37	100,000	96,283
6.50% 5/15/38	200,000	259,166
Cincinnati Financial 6.92% 5/15/28	100,000	123,225
CNA Financial 3.95% 5/15/24	125,000	124,657
5.75% 8/15/21	30,000	33,618
7.35% 11/15/19	120,000	138,395
Delphi Financial Group 7.875% 1/31/20	25,000	29,090
Everest Reinsurance Holdings 4.868% 6/1/44	100,000	94,984
Fidelity National Financial 6.60% 5/15/17	100,000	105,548
First American Financial 4.60% 11/15/24	100,000	101,421
Hartford Financial Services Group 4.30% 4/15/43	43,000	40,177
5.125% 4/15/22	100,000	109,970
5.50% 3/30/20	100,000	110,805
5.95% 10/15/36	250,000	288,501
6.10% 10/1/41	50,000	58,237
6.625% 3/30/40	100,000	123,997
Horace Mann Educators 4.50% 12/1/25	50,000	50,093
Kemper 4.35% 2/15/25	100,000	99,522
*Lincoln National 4.00% 9/1/23	500,000	512,793
Loews 4.125% 5/15/43	500,000	452,625
6.00% 2/1/35	100,000	116,569
Markel 7.125% 9/30/19	100,000	114,886
Marsh & McLennan 2.35% 3/6/20	150,000	148,837
2.55% 10/15/18	100,000	101,018
3.50% 3/10/25	150,000	147,959
3.75% 3/14/26	75,000	75,257
4.80% 7/15/21	100,000	108,977

LVIP SSgA Bond Index Fund–34

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
MetLife 3.00% 3/1/25	150,000	$144,301
4.05% 3/1/45	150,000	139,544
4.368% 9/15/23	367,000	394,434
4.60% 5/13/46	200,000	201,813
4.75% 2/8/21	200,000	219,055
4.875% 11/13/43	200,000	210,309
5.70% 6/15/35	50,000	57,895
5.875% 2/6/41	100,000	117,697
6.375% 6/15/34	100,000	123,165
6.40% 12/15/36	100,000	109,500
6.50% 12/15/32	100,000	122,992
6.817% 8/15/18	400,000	450,621
7.717% 2/15/19	200,000	232,690
10.75% 8/1/39	150,000	235,313
Montpelier Re Holdings 4.70% 10/15/22	100,000	101,796
Old Republic International 4.875% 10/1/24	100,000	102,837
OneBeacon US Holdings 4.60% 11/9/22	100,000	100,657
PartnerRe Finance B 5.50% 6/1/20	100,000	109,880
Primerica 4.75% 7/15/22	100,000	105,800
Principal Financial Group 1.85% 11/15/17	250,000	250,321
3.40% 5/15/25	100,000	98,223
•4.70% 5/15/55	50,000	49,825
8.875% 5/15/19	100,000	119,743
ProAssurance 5.30% 11/15/23	100,000	106,063
Progressive 3.75% 8/23/21	100,000	105,810
4.35% 4/25/44	250,000	252,665
Protective Life 7.375% 10/15/19	50,000	57,888
8.45% 10/15/39	25,000	33,072
Prudential Financial 2.30% 8/15/18	250,000	251,944
5.10% 8/15/43	250,000	261,505
•5.20% 3/15/44	100,000	96,925
5.70% 12/14/36	350,000	397,170
•5.875% 9/15/42	250,000	261,125
5.90% 3/17/36	250,000	287,504
6.00% 12/1/17	200,000	214,862
6.625% 12/1/37	400,000	491,290
6.625% 6/21/40	200,000	246,708
Reinsurance Group of America 4.70% 9/15/23	150,000	158,420
6.45% 11/15/19	90,000	101,357
Swiss Re Solutions Holding 7.00% 2/15/26	100,000	123,951
Symetra Financial 4.25% 7/15/24	50,000	50,484
Torchmark 9.25% 6/15/19	25,000	30,256
Transatlantic Holdings 8.00% 11/30/39	100,000	128,865

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Insurance (continued)
Travelers 3.90% 11/1/20	100,000	$106,305
4.60% 8/1/43	250,000	263,336
5.80% 5/15/18	250,000	273,090
5.90% 6/2/19	100,000	112,637
6.25% 6/15/37	100,000	126,690
6.75% 6/20/36	100,000	131,441
Trinity Acquisition 6.125% 8/15/43	100,000	107,232
Unum Group 3.875% 11/5/25	200,000	197,161
Voya Financial 2.90% 2/15/18	100,000	101,133
5.50% 7/15/22	100,000	112,054
5.70% 7/15/43	100,000	113,951
WR Berkley 7.375% 9/15/19	100,000	116,149
XLIT 2.30% 12/15/18	100,000	100,089
5.25% 12/15/43	200,000	208,399
5.75% 10/1/21	100,000	111,710

		23,551,298

Internet & Catalog Retail–0.06%
Amazon.com 1.20% 11/29/17	800,000	797,895
3.80% 12/5/24	500,000	521,089
Expedia 4.50% 8/15/24	200,000	193,369
5.95% 8/15/20	100,000	109,222

		1,621,575

Internet Software & Services–0.10%
Alibaba Group Holding 2.50% 11/28/19	500,000	489,104
3.60% 11/28/24	633,000	606,947
Baidu 3.00% 6/30/20	200,000	197,963
3.25% 8/6/18	200,000	202,742
3.50% 11/28/22	200,000	197,484
4.125% 6/30/25	200,000	199,203
eBay 2.60% 7/15/22	250,000	233,052
2.875% 8/1/21	350,000	344,844
3.25% 10/15/20	100,000	101,743
Google 3.375% 2/25/24	200,000	210,741
3.625% 5/19/21	100,000	106,559

		2,890,382

IT Services–0.35%
Automatic Data Processing 2.25% 9/15/20	250,000	251,111
3.375% 9/15/25	125,000	127,582
Broadridge Financial Solutions 3.95% 9/1/20	100,000	103,865

LVIP SSgA Bond Index Fund–35

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
IT Services (continued)
Computer Sciences 6.50% 3/15/18	150,000	$161,930
Fidelity National Information Services 2.00% 4/15/18	43,000	42,302
2.85% 10/15/18	105,000	105,441
3.50% 4/15/23	311,000	297,416
3.625% 10/15/20	120,000	121,694
3.875% 6/5/24	100,000	96,691
4.50% 10/15/22	80,000	81,546
5.00% 10/15/25	200,000	205,886
Fiserv 2.70% 6/1/20	150,000	148,909
3.50% 10/1/22	150,000	149,914
3.85% 6/1/25	150,000	150,076
4.625% 10/1/20	100,000	106,903
HP Enterprise Services 7.45% 10/15/29	25,000	29,060
International Business Machines 1.125% 2/6/18	200,000	198,722
1.25% 2/6/17	350,000	350,488
1.25% 2/8/18	250,000	249,597
1.625% 5/15/20	550,000	536,668
1.875% 8/1/22	600,000	566,911
1.95% 2/12/19	200,000	201,032
2.875% 11/9/22	150,000	148,996
2.90% 11/1/21	150,000	152,205
4.00% 6/20/42	200,000	187,523
5.60% 11/30/39	210,000	245,149
5.70% 9/14/17	300,000	321,853
5.875% 11/29/32	120,000	143,318
7.625% 10/15/18	300,000	345,943
Total System Services 3.75% 6/1/23	125,000	121,470
Visa 1.20% 12/14/17	130,000	129,891
2.20% 12/14/20	500,000	499,418
2.80% 12/14/22	300,000	301,517
3.15% 12/14/25	750,000	751,862
4.15% 12/14/35	115,000	116,333
4.30% 12/14/45	530,000	539,066
Western Union 2.875% 12/10/17	150,000	151,854
3.65% 8/22/18	100,000	102,568
5.253% 4/1/20	107,000	115,403
Xerox 2.80% 5/15/20	250,000	238,640
3.50% 8/20/20	100,000	97,716
4.50% 5/15/21	345,000	348,614
6.35% 5/15/18	250,000	267,422

		9,610,505

Leisure Equipment & Products–0.02%
Hasbro 3.15% 5/15/21	75,000	74,881

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Leisure Equipment & Products (continued)
Hasbro (continued)
5.10% 5/15/44	65,000	$61,982
6.35% 3/15/40	65,000	71,037
Mattel 2.35% 5/6/19	200,000	198,463
6.20% 10/1/40	100,000	107,866

		514,229

Life Sciences Tools & Services–0.08%
Agilent Technologies 3.875% 7/15/23	150,000	150,350
5.00% 7/15/20	100,000	107,544
Life Technologies 6.00% 3/1/20	150,000	166,437
Thermo Fisher Scientific 3.30% 2/15/22	650,000	649,293
3.60% 8/15/21	100,000	101,667
4.15% 2/1/24	500,000	520,207
4.50% 3/1/21	240,000	254,588
4.70% 5/1/20	100,000	106,596
Trimble Navigation 4.75% 12/1/24	100,000	99,541

		2,156,223

Machinery–0.25%
Caterpillar 1.50% 6/26/17	100,000	100,195
2.60% 6/26/22	50,000	49,099
3.803% 8/15/42	168,000	150,733
3.90% 5/27/21	150,000	159,369
4.75% 5/15/64	250,000	241,481
6.05% 8/15/36	200,000	235,410
7.90% 12/15/18	100,000	117,050
Crane 4.45% 12/15/23	100,000	103,158
Cummins 3.65% 10/1/23	139,000	143,298
4.875% 10/1/43	64,000	66,222
Deere 2.60% 6/8/22	100,000	98,687
3.90% 6/9/42	150,000	143,747
4.375% 10/16/19	350,000	377,994
5.375% 10/16/29	100,000	116,201
Dover 4.30% 3/1/21	100,000	107,816
5.375% 3/1/41	100,000	114,395
6.60% 3/15/38	25,000	32,338
Eaton 1.50% 11/2/17	200,000	198,826
2.75% 11/2/22	250,000	242,283
4.15% 11/2/42	150,000	138,860
6.95% 3/20/19	50,000	57,017
Eaton Electric Holdings 3.875% 12/15/20	100,000	103,546
6.10% 7/1/17	100,000	106,312

LVIP SSgA Bond Index Fund–36

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Machinery (continued)
Flowserve 4.00% 11/15/23	64,000	$63,369
Illinois Tool Works 1.95% 3/1/19	300,000	300,452
3.375% 9/15/21	60,000	61,758
3.90% 9/1/42	150,000	142,557
4.875% 9/15/41	100,000	108,735
6.25% 4/1/19	100,000	112,695
Ingersoll-Rand Global Holding 4.25% 6/15/23	250,000	257,872
5.75% 6/15/43	100,000	109,371
6.875% 8/15/18	250,000	276,117
Joy Global 5.125% 10/15/21	80,000	62,698
Kennametal 2.65% 11/1/19	150,000	146,098
Parker Hannifin 3.30% 11/21/24	60,000	60,584
4.20% 11/21/34	140,000	142,348
6.25% 5/15/38	550,000	696,984
Pentair Finance 2.90% 9/15/18	150,000	149,425
4.65% 9/15/25	150,000	153,948
5.00% 5/15/21	200,000	208,740
Snap-on 6.125% 9/1/21	50,000	57,612
Stanley Black & Decker 2.451% 11/17/18	100,000	100,459
2.90% 11/1/22	150,000	147,168
5.20% 9/1/40	100,000	107,897
•5.75% 12/15/53	100,000	105,500
Timken 3.875% 9/1/24	70,000	66,179
Valmont Industries 5.25% 10/1/54	150,000	128,300
Wabtec 4.375% 8/15/23	100,000	102,547

		7,073,450

Media–1.10%
21st Century Fox America 3.00% 9/15/22	600,000	592,142
#144A 3.70% 10/15/25	40,000	39,982
4.50% 2/15/21	150,000	161,589
4.75% 9/15/44	60,000	57,933
#144A 4.95% 10/15/45	30,000	29,658
5.65% 8/15/20	300,000	335,868
6.15% 3/1/37	30,000	33,547
6.15% 2/15/41	450,000	507,378
6.40% 12/15/35	300,000	346,571
6.65% 11/15/37	175,000	203,983
6.90% 8/15/39	100,000	118,630
8.15% 10/17/36	100,000	133,094
CBS 2.30% 8/15/19	200,000	197,950
3.375% 3/1/22	100,000	99,027
4.00% 1/15/26	355,000	346,881
4.85% 7/1/42	150,000	135,108
4.90% 8/15/44	125,000	114,157

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
CBS (continued)
7.875% 7/30/30	200,000	$255,536
CC Holdings GS V 2.381% 12/15/17	100,000	100,157
3.849% 4/15/23	150,000	147,443
CCO Safari II #144A 3.579% 7/23/20	305,000	303,425
#144A 4.464% 7/23/22	500,000	498,815
#144A 4.908% 7/23/25	850,000	850,456
#144A 6.384% 10/23/35	190,000	192,388
#144A 6.484% 10/23/45	565,000	567,407
#144A 6.834% 10/23/55	165,000	163,113
Comcast 3.125% 7/15/22	100,000	101,716
3.375% 2/15/25	425,000	429,409
3.375% 8/15/25	65,000	65,883
4.20% 8/15/34	83,000	82,377
4.25% 1/15/33	200,000	196,878
4.40% 8/15/35	192,000	193,517
4.60% 8/15/45	77,000	78,152
4.65% 7/15/42	24,000	24,478
4.75% 3/1/44	350,000	364,405
5.15% 3/1/20	300,000	335,389
5.70% 5/15/18	200,000	218,689
5.70% 7/1/19	200,000	224,349
6.40% 5/15/38	250,000	310,904
6.45% 3/15/37	200,000	249,384
6.50% 1/15/17	200,000	210,554
6.50% 11/15/35	200,000	251,118
6.95% 8/15/37	250,000	326,831
7.05% 3/15/33	500,000	646,153
DIRECTV Holdings 1.75% 1/15/18	75,000	74,739
3.80% 3/15/22	200,000	201,540
3.95% 1/15/25	225,000	222,224
4.45% 4/1/24	300,000	308,644
4.60% 2/15/21	300,000	318,097
5.00% 3/1/21	200,000	215,930
5.15% 3/15/42	150,000	140,336
5.20% 3/15/20	565,000	612,478
5.875% 10/1/19	40,000	44,683
6.00% 8/15/40	200,000	205,325
6.35% 3/15/40	50,000	53,860
Discovery Communications 3.30% 5/15/22	150,000	141,615
4.375% 6/15/21	100,000	102,603
4.875% 4/1/43	100,000	82,594
5.05% 6/1/20	200,000	212,853
5.625% 8/15/19	200,000	217,820
6.35% 6/1/40	150,000	149,691
Disney (Walt) 0.875% 5/30/17	150,000	149,736

LVIP SSgA Bond Index Fund–37

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Disney (Walt) (continued)
1.125% 2/15/17	550,000	$550,686
1.50% 9/17/18	70,000	69,895
2.15% 9/17/20	100,000	100,008
2.35% 12/1/22	300,000	296,430
3.15% 9/17/25	100,000	101,213
3.70% 12/1/42	150,000	140,058
3.75% 6/1/21	200,000	213,794
4.125% 12/1/41	100,000	100,335
4.125% 6/1/44	83,000	84,861
6.00% 7/17/17	150,000	161,053
Grupo Televisa 6.625% 1/15/40	100,000	104,372
8.50% 3/11/32	200,000	242,594
Historic TW 6.625% 5/15/29	300,000	352,015
6.875% 6/15/18	400,000	444,536
Interpublic Group 2.25% 11/15/17	150,000	149,607
4.00% 3/15/22	70,000	70,197
NBCUniversal Media 2.875% 1/15/23	575,000	571,486
4.375% 4/1/21	200,000	217,399
4.45% 1/15/43	675,000	662,876
5.15% 4/30/20	670,000	748,543
5.95% 4/1/41	200,000	239,688
Omnicom Group 3.625% 5/1/22	200,000	202,172
4.45% 8/15/20	35,000	37,365
6.25% 7/15/19	250,000	279,819
RELX Capital 8.625% 1/15/19	100,000	116,707
Scripps Networks Interactive 2.75% 11/15/19	50,000	49,226
2.80% 6/15/20	100,000	97,653
3.50% 6/15/22	100,000	96,353
3.90% 11/15/24	150,000	143,673
3.95% 6/15/25	100,000	95,787
Thomson Reuters 1.30% 2/23/17	107,000	106,518
4.30% 11/23/23	200,000	204,565
4.70% 10/15/19	400,000	427,605
6.50% 7/15/18	150,000	165,680
Time Warner 3.55% 6/1/24	200,000	196,602
3.875% 1/15/26	150,000	149,016
4.70% 1/15/21	100,000	107,747
4.75% 3/29/21	150,000	161,421
4.875% 3/15/20	200,000	216,442
4.90% 6/15/42	200,000	188,693
6.10% 7/15/40	100,000	108,369
6.25% 3/29/41	800,000	891,411
6.50% 11/15/36	100,000	113,273

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Media (continued)
Time Warner (continued)
7.625% 4/15/31	325,000	$403,112
7.70% 5/1/32	330,000	412,928
Time Warner Cable 4.00% 9/1/21	500,000	505,475
5.00% 2/1/20	145,000	153,633
5.50% 9/1/41	100,000	90,659
5.85% 5/1/17	500,000	523,229
5.875% 11/15/40	100,000	95,067
6.55% 5/1/37	200,000	202,979
6.75% 7/1/18	300,000	327,504
6.75% 6/15/39	200,000	201,310
7.30% 7/1/38	150,000	163,089
8.25% 4/1/19	250,000	287,282
8.75% 2/14/19	200,000	232,171
Time Warner Entertainment 8.375% 3/15/23	250,000	307,453
8.375% 7/15/33	200,000	236,521
Viacom 2.50% 9/1/18	120,000	119,777
3.125% 6/15/22	550,000	510,284
3.25% 3/15/23	250,000	228,624
3.50% 4/1/17	100,000	101,804
3.875% 4/1/24	200,000	187,733
4.375% 3/15/43	477,000	350,619
5.625% 9/15/19	200,000	216,161
5.85% 9/1/43	150,000	135,131
6.875% 4/30/36	125,000	124,161
WPP Finance 2010 4.75% 11/21/21	100,000	107,886
5.625% 11/15/43	250,000	254,527

		30,554,054

Metals & Mining–0.38%
Barrick Gold 4.10% 5/1/23	63,000	54,128
5.25% 4/1/42	300,000	202,634
6.95% 4/1/19	44,000	45,049
Barrick North America Finance 4.40% 5/30/21	200,000	179,796
5.70% 5/30/41	500,000	336,123
5.75% 5/1/43	150,000	108,801
7.50% 9/15/38	25,000	20,357
Barrick PD Australia Finance 5.95% 10/15/39	100,000	68,425
BHP Billiton Finance USA 1.625% 2/24/17	350,000	349,386
3.25% 11/21/21	250,000	235,135
3.85% 9/30/23	200,000	189,675
4.125% 2/24/42	125,000	99,027
5.00% 9/30/43	500,000	451,001

LVIP SSgA Bond Index Fund–38

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
BHP Billiton Finance USA (continued)
5.40% 3/29/17	100,000	$104,205
6.50% 4/1/19	150,000	165,353
Freeport-McMoRan 2.15% 3/1/17	100,000	92,000
2.375% 3/15/18	400,000	314,000
3.10% 3/15/20	775,000	499,875
3.55% 3/1/22	300,000	175,500
3.875% 3/15/23	225,000	129,375
5.45% 3/15/43	225,000	118,125
Goldcorp 2.125% 3/15/18	100,000	96,966
3.70% 3/15/23	200,000	182,845
Kinross Gold 5.95% 3/15/24	139,000	92,435
Newmont Mining 3.50% 3/15/22	150,000	133,878
4.875% 3/15/42	650,000	465,923
5.125% 10/1/19	180,000	187,390
6.25% 10/1/39	100,000	80,105
Nucor 4.00% 8/1/23	139,000	134,990
4.125% 9/15/22	100,000	101,904
5.20% 8/1/43	100,000	91,068
5.75% 12/1/17	50,000	52,854
5.85% 6/1/18	100,000	107,103
Reliance Steel & Aluminum
4.50% 4/15/23	150,000	139,841
Rio Tinto Alcan 6.125% 12/15/33	150,000	150,381
Rio Tinto Finance USA 1.625% 8/21/17	250,000	246,511
2.25% 12/14/18	150,000	146,362
2.875% 8/21/22	250,000	227,077
3.50% 11/2/20	250,000	245,332
3.75% 9/20/21	150,000	145,990
3.75% 6/15/25	700,000	636,660
4.125% 5/20/21	200,000	200,523
4.125% 8/21/42	150,000	117,791
5.20% 11/2/40	100,000	92,069
6.50% 7/15/18	250,000	271,003
7.125% 7/15/28	75,000	88,623
9.00% 5/1/19	100,000	116,827
Southern Copper 3.50% 11/8/22	89,000	82,440
5.25% 11/8/42	150,000	108,918
5.375% 4/16/20	125,000	130,265
5.875% 4/23/45	69,000	53,178
6.75% 4/16/40	110,000	94,602
7.50% 7/27/35	200,000	187,883
Vale 5.625% 9/11/42	150,000	99,952
Vale Overseas 4.375% 1/11/22	250,000	189,585

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Vale Overseas (continued)
4.625% 9/15/20	100,000	$83,307
5.625% 9/15/19	300,000	272,250
6.25% 1/23/17	250,000	249,774
6.875% 11/21/36	350,000	246,414
6.875% 11/10/39	170,000	118,985
Worthington Industries 4.55% 4/15/26	40,000	39,597
Yamana Gold 4.95% 7/15/24	50,000	42,470

		10,490,041

Multiline Retail–0.13%
Dollar General 3.25% 4/15/23	200,000	190,771
4.15% 11/1/25	75,000	74,655
Kohl’s 4.00% 11/1/21	200,000	205,537
4.25% 7/17/25	50,000	48,852
4.75% 12/15/23	150,000	153,402
5.55% 7/17/45	50,000	46,697
Macy’s Retail Holdings 2.875% 2/15/23	100,000	90,768
3.45% 1/15/21	100,000	99,569
3.625% 6/1/24	150,000	137,848
4.375% 9/1/23	90,000	89,791
5.125% 1/15/42	100,000	86,247
6.70% 7/15/34	150,000	156,263
6.90% 4/1/29	150,000	169,411
Nordstrom 4.75% 5/1/20	100,000	108,189
5.00% 1/15/44	281,000	291,532
Target 2.30% 6/26/19	200,000	202,419
2.90% 1/15/22	300,000	305,395
3.875% 7/15/20	100,000	107,516
4.00% 7/1/42	150,000	146,811
6.00% 1/15/18	250,000	272,553
6.35% 11/1/32	100,000	125,310
6.50% 10/15/37	200,000	258,467
7.00% 1/15/38	200,000	274,626

		3,642,629

Multi-Utilities–0.28%
American Water Capital 3.85% 3/1/24	250,000	262,687
4.30% 12/1/42	100,000	101,453
6.085% 10/15/17	100,000	107,620
Avista 5.125% 4/1/22	30,000	32,951
5.95% 6/1/18	100,000	109,129
Consolidated Edison New York 3.95% 3/1/43	150,000	138,880

LVIP SSgA Bond Index Fund–39

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
Consolidated Edison New York (continued)
4.45% 3/15/44	200,000	$200,316
4.625% 12/1/54	500,000	493,293
5.50% 12/1/39	250,000	284,559
5.85% 3/15/36	100,000	118,981
6.30% 8/15/37	20,000	24,413
6.65% 4/1/19	200,000	227,101
6.75% 4/1/38	25,000	32,288
7.125% 12/1/18	200,000	228,407
Consolidated Edison of New York 4.50% 12/1/45	100,000	101,476
Dominion Resources 2.50% 12/1/19	600,000	598,335
2.75% 9/15/22	250,000	242,039
4.45% 3/15/21	100,000	105,942
4.90% 8/1/41	60,000	58,925
5.20% 8/15/19	80,000	87,153
5.95% 6/15/35	25,000	27,838
6.40% 6/15/18	76,000	83,259
DTE Energy 2.40% 12/1/19	150,000	149,502
#144A 3.30% 6/15/22	200,000	200,893
3.50% 6/1/24	100,000	100,287
KeySpan 8.00% 11/15/30	25,000	32,543
NiSource Finance 3.85% 2/15/23	50,000	51,047
4.80% 2/15/44	100,000	102,029
5.25% 2/15/43	59,000	62,911
5.45% 9/15/20	125,000	137,171
5.80% 2/1/42	100,000	114,060
6.125% 3/1/22	100,000	114,612
6.40% 3/15/18	210,000	228,929
Puget Energy #144A 3.65% 5/15/25	200,000	194,157
6.00% 9/1/21	200,000	225,589
Puget Sound Energy 4.434% 11/15/41	100,000	103,261
5.638% 4/15/41	80,000	95,372
5.764% 7/15/40	50,000	60,443
5.795% 3/15/40	100,000	120,343
San Diego Gas & Electric 3.00% 8/15/21	175,000	178,851
3.60% 9/1/23	200,000	208,416
6.00% 6/1/39	110,000	137,055
SCANA 4.125% 2/1/22	500,000	490,494
6.25% 4/1/20	100,000	110,711
Sempra Energy 2.40% 3/15/20	250,000	245,265
2.85% 11/15/20	100,000	100,050
2.875% 10/1/22	150,000	145,371

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Multi-Utilities (continued)
Sempra Energy (continued)
3.75% 11/15/25	100,000	$99,966
6.00% 10/15/39	125,000	140,624
6.15% 6/15/18	25,000	27,303
United Utilities 5.375% 2/1/19	100,000	107,374
WEC Energy Group 1.65% 6/15/18	35,000	34,718
2.45% 6/15/20	50,000	49,798
3.55% 6/15/25	50,000	50,379

		7,886,569

Oil, Gas & Consumable Fuels–2.40%
Anadarko Finance 7.50% 5/1/31	250,000	266,274
Anadarko Petroleum 6.375% 9/15/17	300,000	314,713
6.45% 9/15/36	250,000	241,638
7.95% 6/15/39	200,000	214,290
8.70% 3/15/19	200,000	227,391
ANR Pipeline 9.625% 11/1/21	500,000	647,977
Apache 3.25% 4/15/22	473,000	451,135
4.25% 1/15/44	100,000	78,573
4.75% 4/15/43	200,000	167,725
5.10% 9/1/40	350,000	300,161
5.25% 2/1/42	100,000	88,939
6.00% 1/15/37	50,000	48,433
Boardwalk Pipelines 3.375% 2/1/23	100,000	80,528
4.95% 12/15/24	50,000	43,552
5.75% 9/15/19	100,000	100,713
Buckeye Partners 4.875% 2/1/21	260,000	253,173
5.50% 8/15/19	50,000	50,940
5.85% 11/15/43	500,000	387,355
Burlington Resources Finance 7.20% 8/15/31	100,000	114,623
Canadian Natural Resources 3.80% 4/15/24	43,000	38,027
3.90% 2/1/25	200,000	174,824
5.70% 5/15/17	250,000	255,423
5.85% 2/1/35	200,000	177,854
5.90% 2/1/18	100,000	104,162
6.25% 3/15/38	150,000	136,918
Cenovus Energy 3.80% 9/15/23	250,000	226,728
4.45% 9/15/42	100,000	73,152
5.70% 10/15/19	100,000	104,891
6.75% 11/15/39	200,000	190,724
Chevron 1.104% 12/5/17	300,000	298,021
1.344% 11/9/17	150,000	149,705
1.345% 11/15/17	500,000	498,563

LVIP SSgA Bond Index Fund–40

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Chevron (continued)
1.718% 6/24/18	500,000	$497,625
1.79% 11/16/18	150,000	148,704
2.193% 11/15/19	500,000	500,054
2.355% 12/5/22	500,000	477,897
2.419% 11/17/20	150,000	149,258
3.191% 6/24/23	550,000	553,457
3.326% 11/17/25	150,000	151,217
4.95% 3/3/19	100,000	108,999
CNOOC Finance 2013 3.00% 5/9/23	250,000	234,754
4.25% 5/9/43	1,000,000	925,518
CNOOC Finance 2015 Australia 2.625% 5/5/20	200,000	195,711
4.20% 5/5/45	200,000	184,060
CNOOC Finance 2015 USA 3.50% 5/5/25	200,000	190,739
Columbia Pipeline Group #144A 2.45% 6/1/18	50,000	48,914
#144A 4.50% 6/1/25	250,000	226,983
#144A 5.80% 6/1/45	100,000	88,075
ConocoPhillips 1.05% 12/15/17	250,000	245,538
2.40% 12/15/22	450,000	409,164
3.35% 5/15/25	180,000	162,854
4.15% 11/15/34	90,000	78,171
4.30% 11/15/44	150,000	124,938
5.75% 2/1/19	425,000	460,199
5.90% 5/15/38	450,000	440,843
6.00% 1/15/20	200,000	222,942
6.50% 2/1/39	380,000	401,178
ConocoPhillips Holding 6.95% 4/15/29	200,000	229,386
Continental Resources 3.80% 6/1/24	435,000	306,940
4.50% 4/15/23	700,000	503,648
4.90% 6/1/44	100,000	60,472
Devon Energy 3.25% 5/15/22	250,000	212,805
4.00% 7/15/21	100,000	91,677
4.75% 5/15/42	100,000	71,221
5.00% 6/15/45	70,000	53,230
5.60% 7/15/41	300,000	227,413
5.85% 12/15/25	150,000	146,152
6.30% 1/15/19	100,000	103,101
7.95% 4/15/32	100,000	103,573
Devon Financing 7.875% 9/30/31	200,000	205,596
Ecopetrol 4.125% 1/16/25	500,000	401,250
5.375% 6/26/26	210,000	179,287
5.875% 9/18/23	200,000	184,500
5.875% 5/28/45	155,000	110,825
7.625% 7/23/19	200,000	217,456

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
El Paso Natural Gas 5.95% 4/15/17	100,000	$101,172
8.375% 6/15/32	100,000	96,623
Enable Midstream Partners 3.90% 5/15/24	200,000	153,146
5.00% 5/15/44	70,000	41,414
Enbridge 3.50% 6/10/24	100,000	83,889
4.00% 10/1/23	150,000	132,879
4.50% 6/10/44	100,000	68,435
5.60% 4/1/17	100,000	102,891
Enbridge Energy Partners 5.20% 3/15/20	100,000	101,410
6.50% 4/15/18	50,000	52,413
7.50% 4/15/38	300,000	287,146
9.875% 3/1/19	50,000	56,975
Encana 6.50% 5/15/19	300,000	292,709
6.50% 2/1/38	100,000	80,229
6.625% 8/15/37	250,000	202,772
7.20% 11/1/31	50,000	44,979
Energy Transfer Partners 2.50% 6/15/18	215,000	206,057
3.60% 2/1/23	100,000	82,440
4.05% 3/15/25	100,000	82,277
4.15% 10/1/20	150,000	138,519
4.75% 1/15/26	400,000	337,074
5.15% 3/15/45	150,000	106,353
5.20% 2/1/22	250,000	233,861
5.95% 10/1/43	125,000	100,581
6.125% 12/15/45	400,000	326,426
6.50% 2/1/42	150,000	122,334
7.50% 7/1/38	200,000	185,204
7.60% 2/1/24	150,000	157,739
EnLink Midstream Partners 4.15% 6/1/25	50,000	38,526
4.40% 4/1/24	150,000	118,964
5.60% 4/1/44	100,000	69,850
Enterprise Products Operating 1.65% 5/7/18	100,000	97,610
3.35% 3/15/23	350,000	316,986
3.70% 2/15/26	150,000	134,827
3.75% 2/15/25	640,000	586,518
3.90% 2/15/24	200,000	186,920
4.05% 2/15/22	100,000	97,945
4.45% 2/15/43	125,000	95,694
4.85% 8/15/42	200,000	160,435
4.85% 3/15/44	125,000	101,554
4.90% 5/15/46	100,000	82,009
5.20% 9/1/20	100,000	104,989
5.25% 1/31/20	100,000	105,409
5.70% 2/15/42	150,000	133,829

LVIP SSgA Bond Index Fund–41

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating (continued)
5.75% 3/1/35	250,000	$231,771
5.95% 2/1/41	100,000	92,140
6.125% 10/15/39	50,000	45,812
6.30% 9/15/17	100,000	105,229
6.50% 1/31/19	100,000	109,942
7.55% 4/15/38	100,000	107,241
EOG Resources 2.625% 3/15/23	150,000	142,242
3.15% 4/1/25	250,000	236,738
3.90% 4/1/35	350,000	321,078
4.40% 6/1/20	150,000	160,219
6.875% 10/1/18	25,000	27,832
EQT 4.875% 11/15/21	100,000	95,326
8.125% 6/1/19	75,000	81,074
EQT Midstream Partners 4.00% 8/1/24	55,000	45,421
Exxon Mobil 1.305% 3/6/18	500,000	499,365
1.819% 3/15/19	500,000	500,588
3.567% 3/6/45	800,000	753,872
Freeport-McMoran Oil & Gas 6.875% 2/15/23	196,000	123,970
Hess 5.60% 2/15/41	200,000	169,105
7.125% 3/15/33	100,000	97,685
7.30% 8/15/31	250,000	248,779
8.125% 2/15/19	285,000	323,237
Husky Energy 3.95% 4/15/22	150,000	139,230
4.00% 4/15/24	50,000	45,840
7.25% 12/15/19	125,000	138,183
Kerr-McGee 6.95% 7/1/24	100,000	107,603
Kinder Morgan 2.00% 12/1/17	110,000	106,033
4.30% 6/1/25	200,000	173,124
5.55% 6/1/45	700,000	548,160
Kinder Morgan Energy Partners 2.65% 2/1/19	300,000	277,542
3.50% 3/1/21	520,000	465,871
3.50% 9/1/23	500,000	415,229
3.95% 9/1/22	100,000	87,175
5.00% 10/1/21	250,000	236,259
5.00% 8/15/42	500,000	370,075
5.00% 3/1/43	250,000	185,792
5.30% 9/15/20	250,000	247,757
5.80% 3/15/35	150,000	120,979
5.95% 2/15/18	50,000	51,290
6.50% 9/1/39	100,000	82,559
6.55% 9/15/40	200,000	170,513
7.75% 3/15/32	200,000	192,366

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Magellan Midstream Partners 3.20% 3/15/25	100,000	$87,473
4.20% 3/15/45	150,000	109,633
4.25% 2/1/21	150,000	150,125
6.55% 7/15/19	50,000	54,631
Marathon Oil 2.80% 11/1/22	125,000	99,788
5.90% 3/15/18	500,000	505,921
6.60% 10/1/37	100,000	86,025
Marathon Petroleum 3.625% 9/15/24	250,000	233,385
5.00% 9/15/54	500,000	401,961
5.125% 3/1/21	135,000	141,854
6.50% 3/1/41	145,000	145,528
#MPLX 144A 4.875% 12/1/24	500,000	451,250
Murphy Oil 2.50% 12/1/17	500,000	458,787
Nexen Energy 6.20% 7/30/19	130,000	143,885
6.40% 5/15/37	150,000	168,136
7.50% 7/30/39	200,000	258,345
Noble Energy 4.15% 12/15/21	100,000	97,040
5.05% 11/15/44	800,000	648,118
5.25% 11/15/43	250,000	202,339
6.00% 3/1/41	135,000	116,744
8.25% 3/1/19	100,000	111,918
Noble Holding International 2.50% 3/15/17	100,000	94,369
3.95% 3/15/22	100,000	66,221
6.20% 8/1/40	125,000	77,105
Northwest Pipeline 6.05% 6/15/18	300,000	325,319
Occidental Petroleum 1.50% 2/15/18	100,000	98,802
1.75% 2/15/17	250,000	250,541
2.70% 2/15/23	200,000	188,409
3.125% 2/15/22	150,000	146,787
3.50% 6/15/25	450,000	440,039
4.10% 2/1/21	100,000	104,987
ONEOK Partners 3.20% 9/15/18	100,000	95,464
3.375% 10/1/22	150,000	121,845
3.80% 3/15/20	100,000	95,143
4.90% 3/15/25	100,000	84,373
6.125% 2/1/41	100,000	76,627
6.20% 9/15/43	178,000	136,116
6.65% 10/1/36	100,000	82,875
8.625% 3/1/19	100,000	110,345
Petro-Canada 5.95% 5/15/35	200,000	201,095
6.80% 5/15/38	100,000	109,664
9.25% 10/15/21	50,000	63,792

LVIP SSgA Bond Index Fund–42

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos 2.378% 4/15/25	180,500	$180,402
3.125% 1/23/19	80,000	77,591
3.50% 7/18/18	200,000	198,954
3.50% 1/30/23	800,000	700,000
#144A 4.50% 1/23/26	250,000	220,250
4.875% 1/24/22	1,250,000	1,206,250
4.875% 1/18/24	500,000	467,500
5.50% 1/21/21	400,000	404,480
6.00% 3/5/20	260,000	270,790
6.375% 1/23/45	609,000	518,491
6.50% 6/2/41	800,000	695,600
6.625% 6/15/35	250,000	224,687
8.00% 5/3/19	550,000	606,853
Phillips 66 2.95% 5/1/17	950,000	963,224
4.65% 11/15/34	350,000	329,048
5.875% 5/1/42	250,000	251,426
Pioneer Natural Resources 3.45% 1/15/21	100,000	92,440
3.95% 7/15/22	100,000	91,418
4.45% 1/15/26	100,000	90,218
6.875% 5/1/18	400,000	425,170
Plains All American Pipeline 4.30% 1/31/43	100,000	66,051
4.65% 10/15/25	200,000	174,921
4.70% 6/15/44	600,000	418,984
5.15% 6/1/42	200,000	145,554
5.75% 1/15/20	100,000	98,994
6.65% 1/15/37	125,000	110,714
8.75% 5/1/19	150,000	164,675
Shell International Finance 1.125% 8/21/17	500,000	496,697
1.25% 11/10/17	150,000	149,291
1.625% 11/10/18	150,000	149,276
2.00% 11/15/18	300,000	300,557
2.125% 5/11/20	350,000	344,673
2.25% 11/10/20	150,000	147,962
2.375% 8/21/22	250,000	239,795
3.25% 5/11/25	650,000	635,650
3.40% 8/12/23	650,000	647,327
4.125% 5/11/35	156,000	149,394
4.30% 9/22/19	200,000	213,343
4.375% 3/25/20	75,000	80,630
4.375% 5/11/45	167,000	158,293
4.55% 8/12/43	100,000	97,579
5.50% 3/25/40	100,000	108,433
6.375% 12/15/38	300,000	355,805
Southwestern Energy 3.30% 1/23/18	500,000	410,625
4.10% 3/15/22	200,000	126,042

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Spectra Energy Capital 5.65% 3/1/20	100,000	$105,163
7.50% 9/15/38	350,000	347,649
Spectra Energy Partners 2.95% 9/25/18	350,000	344,119
Statoil 1.15% 5/15/18	250,000	246,030
1.25% 11/9/17	250,000	247,587
2.45% 1/17/23	200,000	189,892
2.65% 1/15/24	100,000	93,705
3.15% 1/23/22	200,000	199,661
3.70% 3/1/24	600,000	608,949
3.95% 5/15/43	250,000	226,897
4.80% 11/8/43	150,000	152,719
5.10% 8/17/40	200,000	211,815
5.25% 4/15/19	250,000	272,949
7.15% 1/15/29	25,000	32,130
Suncor Energy 3.60% 12/1/24	250,000	235,911
6.10% 6/1/18	150,000	161,424
6.50% 6/15/38	250,000	268,305
6.85% 6/1/39	100,000	110,522
7.15% 2/1/32	25,000	28,454
Sunoco Logistics Partners Operations 3.45% 1/15/23	200,000	169,063
4.40% 4/1/21	100,000	97,019
5.30% 4/1/44	200,000	149,310
5.95% 12/1/25	100,000	95,441
6.85% 2/15/40	100,000	88,675
Talisman Energy 3.75% 2/1/21	250,000	226,929
7.75% 6/1/19	125,000	134,801
TC PipeLines 4.375% 3/13/25	150,000	131,981
Tennessee Gas Pipeline 7.50% 4/1/17	400,000	410,940
7.625% 4/1/37	150,000	146,475
Tosco 8.125% 2/15/30	100,000	125,190
Total Capital 4.125% 1/28/21	100,000	107,911
4.45% 6/24/20	100,000	107,740
Total Capital Canada 1.45% 1/15/18	400,000	397,725
2.75% 7/15/23	300,000	288,350
Total Capital International 1.00% 1/10/17	500,000	498,465
1.55% 6/28/17	150,000	150,438
2.10% 6/19/19	300,000	298,000
2.70% 1/25/23	200,000	192,035
2.875% 2/17/22	200,000	199,050
3.70% 1/15/24	100,000	101,529
TransCanada Pipelines 1.625% 11/9/17	150,000	148,836
TransCanada PipeLines 2.50% 8/1/22	150,000	137,914

LVIP SSgA Bond Index Fund–43

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines (continued)
3.75% 10/16/23	150,000	$147,865
3.80% 10/1/20	100,000	102,109
4.625% 3/1/34	200,000	189,662
6.10% 6/1/40	100,000	103,749
•6.35% 5/15/67	150,000	113,625
6.50% 8/15/18	200,000	218,333
7.25% 8/15/38	100,000	119,111
7.625% 1/15/39	250,000	307,368
Transcontinental Gas Pipe Line 4.45% 8/1/42	100,000	67,134
Valero Energy 3.65% 3/15/25	100,000	94,504
4.90% 3/15/45	150,000	125,524
6.125% 2/1/20	65,000	71,746
6.625% 6/15/37	300,000	302,487
7.50% 4/15/32	100,000	110,443
9.375% 3/15/19	200,000	236,453
Western Gas Partners 3.95% 6/1/25	150,000	126,123
4.00% 7/1/22	150,000	132,862
5.45% 4/1/44	100,000	79,656
Williams 3.70% 1/15/23	139,000	96,155
4.55% 6/24/24	250,000	173,926
5.75% 6/24/44	100,000	59,525
8.75% 3/15/32	109,000	82,302
Williams Partners 3.90% 1/15/25	425,000	319,939
4.00% 11/15/21	100,000	83,512
4.30% 3/4/24	195,000	154,779
5.25% 3/15/20	200,000	185,920
6.30% 4/15/40	470,000	361,625
XTO Energy 6.50% 12/15/18	100,000	113,400

		66,650,103

Paper & Forest Products–0.09%
Celulosa Arauco y Constitucion 4.50% 8/1/24	200,000	198,772
5.00% 1/21/21	100,000	104,466
Domtar 4.40% 4/1/22	100,000	101,816
6.75% 2/15/44	100,000	98,077
Georgia-Pacific 8.00% 1/15/24	250,000	316,643
International Paper 4.75% 2/15/22	200,000	213,876
4.80% 6/15/44	200,000	182,618
5.00% 9/15/35	100,000	99,470
5.15% 5/15/46	200,000	190,987
6.00% 11/15/41	135,000	142,048
7.30% 11/15/39	100,000	114,323
7.50% 8/15/21	80,000	95,115

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Paper & Forest Products (continued)
International Paper (continued)
7.95% 6/15/18	300,000	$340,377
MeadWestvaco 8.20% 1/15/30	150,000	194,813
Plum Creek Timberlands 4.70% 3/15/21	100,000	106,505

		2,499,906

Personal Products–0.05%
Colgate-Palmolive 0.90% 5/1/18	100,000	99,046
1.30% 1/15/17	200,000	200,399
1.50% 11/1/18	250,000	250,961
1.75% 3/15/19	344,000	344,926
2.30% 5/3/22	100,000	99,226
4.00% 8/15/45	100,000	100,482
Estee Lauder 4.375% 6/15/45	250,000	252,886

		1,347,926

Pharmaceuticals–1.07%
Abbott Laboratories 5.125% 4/1/19	478,000	523,641
5.30% 5/27/40	250,000	281,180
6.00% 4/1/39	50,000	61,005
6.15% 11/30/37	50,000	62,375
AbbVie 1.75% 11/6/17	750,000	748,880
1.80% 5/14/18	625,000	622,479
2.50% 5/14/20	500,000	495,481
2.90% 11/6/22	500,000	484,461
3.20% 11/6/22	225,000	221,812
3.60% 5/14/25	250,000	247,219
4.40% 11/6/42	300,000	281,247
4.50% 5/14/35	600,000	589,636
4.70% 5/14/45	665,000	652,570
Actavis 3.25% 10/1/22	250,000	246,156
4.625% 10/1/42	125,000	119,273
6.125% 8/15/19	45,000	50,218
Actavis Funding 2.35% 3/12/18	1,000,000	1,001,572
2.45% 6/15/19	210,000	207,900
3.45% 3/15/22	500,000	501,222
4.55% 3/15/35	1,000,000	974,925
4.85% 6/15/44	650,000	645,585
Allergan 1.35% 3/15/18	550,000	540,668
AstraZeneca 1.75% 11/16/18	150,000	149,682
2.375% 11/16/20	250,000	248,499
3.375% 11/16/25	250,000	248,706
4.00% 9/18/42	150,000	140,435
4.375% 11/16/45	95,000	95,589
5.90% 9/15/17	350,000	375,017
6.45% 9/15/37	450,000	570,891

LVIP SSgA Bond Index Fund–44

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Baxalta #144A 2.00% 6/22/18	50,000	$49,516
#144A 2.875% 6/23/20	400,000	395,446
#144A 3.60% 6/23/22	100,000	100,117
#144A 4.00% 6/23/25	150,000	148,731
#144A 5.25% 6/23/45	45,000	45,252
Bristol-Myers Squibb 1.75% 3/1/19	200,000	199,318
2.00% 8/1/22	100,000	97,101
3.25% 8/1/42	100,000	86,814
4.50% 3/1/44	500,000	541,829
5.875% 11/15/36	195,000	237,536
Eli Lilly 1.25% 3/1/18	610,000	608,691
1.95% 3/15/19	250,000	252,267
2.75% 6/1/25	110,000	108,733
5.20% 3/15/17	140,000	146,639
5.50% 3/15/27	100,000	118,677
GlaxoSmithKline Capital 2.85% 5/8/22	750,000	756,481
5.375% 4/15/34	100,000	113,254
5.65% 5/15/18	450,000	490,608
6.375% 5/15/38	450,000	575,785
Johnson & Johnson 1.65% 12/5/18	800,000	807,978
2.45% 12/5/21	150,000	152,300
2.95% 9/1/20	100,000	104,615
3.55% 5/15/21	100,000	106,685
4.375% 12/5/33	183,000	202,222
4.85% 5/15/41	100,000	114,642
5.15% 7/15/18	250,000	273,474
5.85% 7/15/38	100,000	128,715
Merck 1.10% 1/31/18	150,000	149,218
1.30% 5/18/18	100,000	99,800
1.85% 2/10/20	400,000	398,367
2.40% 9/15/22	150,000	147,117
2.75% 2/10/25	900,000	877,206
2.80% 5/18/23	250,000	249,009
3.60% 9/15/42	100,000	91,305
3.875%1/15/21	400,000	429,116
4.15% 5/18/43	242,000	240,765
6.50% 12/1/33	100,000	127,728
6.55% 9/15/37	100,000	130,429
Merck Sharp & Dohme 5.00% 6/30/19	100,000	110,380
5.85% 6/30/39	50,000	60,581
Mylan 2.55% 3/28/19	75,000	74,076
2.60% 6/24/18	200,000	198,580
#144A 3.00% 12/15/18	65,000	64,902

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Mylan (continued)
#144A 3.75% 12/15/20	100,000	$100,217
5.40% 11/29/43	133,000	123,271
Novartis Capital 2.40% 9/21/22	250,000	246,514
3.00% 11/20/25	250,000	247,033
3.40% 5/6/24	250,000	258,565
3.70% 9/21/42	150,000	141,313
4.00% 11/20/45	250,000	245,924
4.40% 4/24/20	100,000	109,622
4.40% 5/6/44	250,000	261,812
Novartis Securities Investment 5.125% 2/10/19	400,000	438,866
Perrigo 4.00% 11/15/23	250,000	244,129
Pfizer 0.90% 1/15/17	500,000	499,094
2.10% 5/15/19	300,000	302,810
3.00% 6/15/23	200,000	201,673
3.40% 5/15/24	400,000	410,818
4.40% 5/15/44	400,000	407,210
6.20% 3/15/19	700,000	787,844
7.20% 3/15/39	300,000	413,953
Sanofi 1.25% 4/10/18	91,000	90,653
4.00% 3/29/21	325,000	348,204
Teva Pharmaceutical Finance 2.95% 12/18/22	175,000	167,796
6.15% 2/1/36	100,000	109,654
Teva Pharmaceutical Finance IV 2.25% 3/18/20	250,000	242,157
3.65% 11/10/21	250,000	253,862
Wyeth 5.95% 4/1/37	350,000	416,962
6.00% 2/15/36	100,000	119,449
6.50% 2/1/34	100,000	124,899
Zoetis 3.25% 2/1/23	163,000	155,883
3.45% 11/13/20	75,000	75,169
4.50% 11/13/25	200,000	203,084
4.70% 2/1/43	150,000	131,420

		29,680,189

Professional Services–0.01%
Dun & Bradstreet 4.00% 6/15/20	150,000	152,241

		152,241

Real Estate Investment Trusts–0.68%
Alexandria Real Estate Equities 4.30% 1/15/26	250,000	247,011
4.50% 7/30/29	110,000	107,857
American Tower
2.80% 6/1/20	100,000	98,951

LVIP SSgA Bond Index Fund–45

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
American Tower (continued)
3.45% 9/15/21	250,000	$251,548
3.50% 1/31/23	250,000	244,732
4.00% 6/1/25	100,000	98,485
4.50% 1/15/18	200,000	208,680
4.70% 3/15/22	225,000	236,798
5.00% 2/15/24	100,000	106,029
5.05% 9/1/20	100,000	108,069
5.90% 11/1/21	65,000	72,496
AvalonBay Communities 3.45% 6/1/25	100,000	98,937
3.50% 11/15/24	200,000	199,417
3.50% 11/15/25	50,000	49,620
3.625% 10/1/20	200,000	207,823
6.10% 3/15/20	100,000	113,597
BioMed Realty 2.625% 5/1/19	100,000	97,244
Boston Properties 3.70% 11/15/18	100,000	103,657
3.85% 2/1/23	125,000	127,749
4.125% 5/15/21	250,000	262,479
5.625% 11/15/20	150,000	167,124
5.875% 10/15/19	100,000	111,099
Brandywine Operating Partnership 4.55% 10/1/29	200,000	192,498
4.95% 4/15/18	100,000	104,713
Brixmor Operating Partnership 3.85% 2/1/25	70,000	68,139
3.875% 8/15/22	95,000	94,700
Brookfield Asset Management 4.00% 1/15/25	150,000	146,728
Camden Property Trust 4.25% 1/15/24	67,000	69,490
4.625% 6/15/21	100,000	106,575
CBL & Associates 5.25% 12/1/23	67,000	64,194
Corporate Office Properties 3.70% 6/15/21	350,000	339,369
CubeSmart 4.375% 12/15/23	100,000	103,058
DDR 3.50% 1/15/21	150,000	148,946
4.25% 2/1/26	100,000	97,737
7.50% 4/1/17	200,000	213,130
Digital Delta Holdings #144A 3.40% 10/1/20	100,000	100,217
#144A 4.75% 10/1/25	100,000	101,077
Digital Realty Trust 3.95% 7/1/22	150,000	149,161
5.25% 3/15/21	100,000	108,103
Duke Realty 3.75% 12/1/24	250,000	243,609
4.375% 6/15/22	100,000	103,188
EPR Properties 5.25% 7/15/23	75,000	76,492

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
EPR Properties (continued)
5.75% 8/15/22	100,000	$105,266
ERP Operating 2.375% 7/1/19	150,000	150,519
3.375% 6/1/25	100,000	99,081
4.50% 7/1/44	150,000	151,049
4.50% 6/1/45	50,000	51,005
4.625% 12/15/21	150,000	162,997
4.75% 7/15/20	100,000	108,129
Essex Portfolio 3.25% 5/1/23	100,000	97,185
3.375% 1/15/23	250,000	245,548
Federal Realty Investment Trust 2.75% 6/1/23	100,000	95,664
4.50% 12/1/44	50,000	50,724
Government Properties Income Trust 3.75% 8/15/19	100,000	100,539
HCP 2.625% 2/1/20	200,000	197,105
3.75% 2/1/19	100,000	103,234
3.875% 8/15/24	200,000	194,196
4.00% 12/1/22	150,000	149,530
4.00% 6/1/25	250,000	244,576
4.25% 11/15/23	186,000	186,570
5.375% 2/1/21	200,000	218,023
Healthcare Realty Trust 5.75% 1/15/21	200,000	220,847
Healthcare Trust of America Holdings 3.375% 7/15/21	100,000	98,694
Highwoods Realty 3.20% 6/15/21	200,000	194,811
Hospitality Properties Trust 5.00% 8/15/22	300,000	308,564
5.625% 3/15/17	100,000	103,452
Host Hotels & Resorts 4.75% 3/1/23	150,000	155,259
5.25% 3/15/22	400,000	429,923
Kilroy Realty 4.25% 8/15/29	150,000	147,370
4.80% 7/15/18	100,000	105,017
Kimco Realty 3.20% 5/1/21	150,000	150,335
3.40% 11/1/22	50,000	49,604
6.875% 10/1/19	150,000	172,437
Lexington Realty Trust 4.40% 6/15/24	60,000	59,768
Liberty Property 4.125% 6/15/22	50,000	50,638
4.40% 2/15/24	100,000	101,529
6.625% 10/1/17	50,000	53,680
Mack-Cali Realty 7.75% 8/15/19	100,000	111,226
Mid-America Apartments 3.75% 6/15/24	100,000	98,167
4.00% 11/15/25	50,000	49,768
4.30% 10/15/23	50,000	51,316

LVIP SSgA Bond Index Fund–46

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
National Retail Properties 3.30% 4/15/23	100,000	$96,367
4.00% 11/15/25	65,000	63,967
5.50% 7/15/21	100,000	110,550
Omega Healthcare Investors 4.50% 4/1/27	200,000	188,724
4.95% 4/1/24	57,000	57,660
#144A 5.25% 1/15/26	100,000	102,268
Prologis 3.75% 11/1/25	45,000	44,730
4.25% 8/15/23	150,000	158,079
Realty Income 3.875% 7/15/24	65,000	63,878
4.65% 8/1/23	400,000	417,004
5.75% 1/15/21	100,000	111,319
5.875% 3/15/35	50,000	55,784
Regency Centers 3.90% 11/1/25	60,000	59,994
4.80% 4/15/21	100,000	107,573
Retail Opportunity Investments
Partnership 4.00% 12/15/24	50,000	47,322
Select Income REIT 2.85% 2/1/18	500,000	499,561
Senior Housing Properties Trust 4.75% 5/1/24	200,000	195,085
Simon Property Group 2.50% 9/1/20	100,000	100,139
3.375% 3/15/22	150,000	154,781
3.375% 10/1/24	450,000	454,758
3.50% 9/1/25	100,000	101,364
4.125% 12/1/21	300,000	320,028
5.65% 2/1/20	200,000	224,261
6.75% 2/1/40	300,000	396,535
10.35% 4/1/19	200,000	245,529
Tanger Properties 3.875% 12/1/23	100,000	99,749
UDR 4.00% 10/1/25	50,000	50,575
4.25% 6/1/18	100,000	104,533
4.625% 1/10/22	100,000	106,741
Ventas Realty 2.70% 4/1/20	100,000	98,704
3.75% 5/1/24	150,000	147,249
4.00% 4/30/19	200,000	208,062
4.125% 1/15/26	156,000	155,823
4.25% 3/1/22	200,000	206,458
4.75% 6/1/21	100,000	106,623
Vornado Realty 2.50% 6/30/19	100,000	98,566
Washington Real Estate Investment Trust 3.95% 10/15/22	100,000	98,346
Weingarten Realty Investors 3.375% 10/15/22	150,000	146,524
Welltower 4.50% 1/15/24	250,000	256,174

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Welltower (continued)
5.25% 1/15/22	100,000	$108,301
6.125% 4/15/20	135,000	151,353
6.50% 3/15/41	250,000	293,733
Weyerhaeuser 4.625% 9/15/23	250,000	260,425
7.375% 3/15/32	250,000	298,241
WP Carey 4.60% 4/1/24	100,000	99,888

		18,847,199

Real Estate Management & Development–0.02%
American Campus Communities Operating Partnership 3.35% 10/1/20	100,000	99,963
4.125% 7/1/24	100,000	99,470
CBRE Services 4.875% 3/1/26	300,000	299,429
Jones Lang LaSalle 4.40% 11/15/22	100,000	102,680

		601,542

Road & Rail–0.37%
Burlington Northern Santa Fe 3.00% 3/15/23	500,000	493,527
3.00% 4/1/25	250,000	240,847
3.05% 3/15/22	150,000	150,592
3.45% 9/15/21	200,000	204,663
3.65% 9/1/25	100,000	101,525
3.85% 9/1/23	100,000	104,030
4.10% 6/1/21	100,000	105,527
4.15% 4/1/45	114,000	103,740
4.40% 3/15/42	100,000	95,451
4.45% 3/15/43	100,000	95,449
4.70% 9/1/45	100,000	100,181
4.95% 9/15/41	100,000	102,308
5.05% 3/1/41	100,000	103,842
5.15% 9/1/43	150,000	158,792
5.65% 5/1/17	350,000	368,202
5.75% 5/1/40	200,000	224,650
6.15% 5/1/37	100,000	117,598
7.95% 8/15/30	100,000	139,185
Canadian National Railway 2.95% 11/21/24	100,000	98,694
4.50% 11/7/43	75,000	80,131
5.55% 3/1/19	200,000	219,486
5.85% 11/15/17	150,000	161,383
6.20% 6/1/36	100,000	126,307
6.25% 8/1/34	100,000	126,211
Canadian Pacific Railway 2.90% 2/1/25	150,000	141,472
3.70% 2/1/26	45,000	44,374
4.45% 3/15/23	100,000	106,253
4.80% 9/15/35	65,000	64,391
4.80% 8/1/45	100,000	97,705

LVIP SSgA Bond Index Fund–47

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Road & Rail (continued)
Canadian Pacific Railway (continued)
6.125% 9/15/15	65,000	$66,115
7.125% 10/15/31	150,000	186,216
7.25% 5/15/19	65,000	74,143
CSX 3.35% 11/1/25	250,000	243,308
3.70% 10/30/20	275,000	287,258
3.70% 11/1/23	94,000	96,255
3.95% 5/1/50	90,000	76,453
4.10% 3/15/44	100,000	90,959
4.40% 3/1/43	200,000	189,049
5.50% 4/15/41	200,000	221,089
6.15% 5/1/37	120,000	140,104
6.22% 4/30/40	100,000	118,190
7.375% 2/1/19	100,000	114,542
Kansas City Southern #144A 2.35% 5/15/20	150,000	144,967
#144A 4.30% 5/15/43	100,000	90,488
#144A 4.95% 8/15/45	100,000	98,300
Norfolk Southern 2.903% 2/15/23	121,000	117,048
3.00% 4/1/22	118,000	116,803
3.25% 12/1/21	100,000	99,875
3.85% 1/15/24	150,000	153,005
4.45% 6/15/45	100,000	94,602
4.65% 1/15/46	100,000	95,995
4.80% 8/15/43	125,000	121,914
4.837% 10/1/41	111,000	108,215
5.75% 4/1/18	100,000	107,973
5.90% 6/15/19	100,000	111,237
6.00% 5/23/11	100,000	105,096
7.70% 5/15/17	240,000	259,486
Ryder System 2.45% 9/3/19	250,000	246,499
2.50% 3/1/17	200,000	201,390
2.875% 9/1/20	50,000	49,449
Union Pacific 3.25% 1/15/25	495,000	502,904
3.25% 8/15/25	50,000	50,866
3.375% 2/1/35	200,000	181,002
3.646% 2/15/24	185,000	193,309
3.875% 2/1/55	94,000	83,125
4.00% 2/1/21	65,000	69,511
4.05% 11/15/45	50,000	48,501
4.163% 7/15/22	190,000	205,608
4.375% 11/15/65	30,000	27,890
4.75% 9/15/41	200,000	214,252
4.75% 12/15/43	105,000	113,105
4.821% 2/1/44	25,000	27,246

		10,219,858

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Semiconductors & Semiconductor Equipment–0.20%
Altera 2.50% 11/15/18	250,000	$252,214
Analog Devices 3.90% 12/15/25	60,000	60,646
5.30% 12/15/45	100,000	103,256
Applied Materials 2.625% 10/1/20	100,000	99,951
3.90% 10/1/25	70,000	70,460
5.10% 10/1/35	70,000	71,341
5.85% 6/15/41	350,000	378,410
Broadcom 2.50% 8/15/22	250,000	248,639
Intel 1.35% 12/15/17	400,000	400,647
2.45% 7/29/20	480,000	485,804
2.70% 12/15/22	150,000	148,539
3.30% 10/1/21	254,000	263,304
3.70% 7/29/25	365,000	377,985
4.00% 12/15/32	250,000	249,275
4.25% 12/15/42	250,000	241,565
4.80% 10/1/41	172,000	179,708
4.90% 7/29/45	520,000	550,925
KLA-Tencor 4.65% 11/1/24	300,000	302,376
Lam Research 2.75% 3/15/20	100,000	96,801
Maxim Integrated Products 2.50% 11/15/18	200,000	200,173
3.375% 3/15/23	100,000	99,317
Texas Instruments 1.65% 8/3/19	100,000	99,041
2.25% 5/1/23	250,000	237,282
2.75% 3/12/21	200,000	201,449
Xilinx 3.00% 3/15/21	200,000	200,655

		5,619,763

Software–0.43%
Adobe Systems 3.25% 2/1/25	95,000	92,899
4.75% 2/1/20	85,000	92,143
Autodesk 1.95% 12/15/17	100,000	99,714
3.125% 6/15/20	100,000	99,456
4.375% 6/15/25	100,000	98,409
CA 2.875% 8/15/18	150,000	150,675
3.60% 8/1/20	50,000	51,134
5.375% 12/1/19	100,000	108,006
CDK Global 3.30% 10/15/19	135,000	134,071
Intuit 5.75% 3/15/17	100,000	104,803
Microsoft 1.30% 11/3/18	115,000	114,842
1.85% 2/12/20	500,000	501,255
2.00% 11/3/20	200,000	200,194
2.375% 5/1/23	150,000	145,758
2.65% 11/3/22	200,000	199,984

LVIP SSgA Bond Index Fund–48

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Software (continued)
Microsoft (continued)
3.00% 10/1/20	300,000	$313,517
3.125% 11/3/25	200,000	201,309
3.50% 11/15/42	150,000	132,383
3.625% 12/15/23	300,000	315,577
3.75% 2/12/45	500,000	461,891
4.20% 6/1/19	200,000	216,409
4.20% 11/3/35	200,000	204,637
4.45% 11/3/45	200,000	206,756
4.50% 10/1/40	100,000	104,216
4.75% 11/3/55	200,000	207,722
4.875% 12/15/43	800,000	869,378
5.20% 6/1/39	200,000	226,608
5.30% 2/8/41	400,000	461,808
Oracle 1.20% 10/15/17	350,000	350,278
2.25% 10/8/19	300,000	303,294
2.375% 1/15/19	200,000	203,177
2.50% 10/15/22	550,000	537,610
2.95% 5/15/25	500,000	487,687
3.875% 7/15/20	100,000	106,933
3.90% 5/15/35	355,000	333,513
4.30% 7/8/34	700,000	697,690
4.375% 5/15/55	500,000	458,641
4.50% 7/8/44	500,000	504,264
5.00% 7/8/19	250,000	275,079
5.375% 7/15/40	400,000	445,925
5.75% 4/15/18	375,000	409,306
6.125% 7/8/39	150,000	181,746
6.50% 4/15/38	200,000	251,303
Symantec 3.95% 6/15/22	150,000	148,462
4.20% 9/15/20	100,000	103,374

		11,913,836

Specialty Retail–0.25%
Advance Auto Parts 4.50% 1/15/22	100,000	103,058
4.50% 12/1/23	100,000	102,127
AutoNation 3.35% 1/15/21	50,000	49,879
4.50% 10/1/25	45,000	45,735
AutoZone 2.50% 4/15/21	80,000	78,157
2.875% 1/15/23	100,000	96,800
4.00% 11/15/20	75,000	78,839
Bed Bath & Beyond 3.749% 8/1/24	50,000	48,858
4.915% 8/1/34	530,000	474,223
Gap 5.95% 4/12/21	150,000	158,863
Home Depot 2.00% 6/15/19	900,000	906,745

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Specialty Retail (continued)
Home Depot (continued)
2.25% 9/10/18	143,000	$146,260
2.70% 4/1/23	150,000	149,006
3.35% 9/15/25	265,000	271,121
3.75% 2/15/24	200,000	213,133
4.20% 4/1/43	150,000	150,622
4.25% 4/1/46	100,000	102,489
4.40% 4/1/21	100,000	110,200
4.875% 2/15/44	96,000	105,973
5.40% 9/15/40	100,000	116,782
5.875% 12/16/36	350,000	427,420
5.95% 4/1/41	100,000	124,709
Lowe’s 1.625% 4/15/17	150,000	150,958
3.12% 4/15/22	100,000	102,349
3.375% 9/15/25	120,000	121,982
3.875% 9/15/23	200,000	211,883
4.25% 9/15/44	250,000	249,434
4.375% 9/15/45	45,000	46,365
4.625% 4/15/20	150,000	162,435
4.65% 4/15/42	100,000	106,018
5.00% 9/15/43	300,000	330,306
5.80% 10/15/36	200,000	237,243
5.80% 4/15/40	20,000	24,016
6.65% 9/15/37	100,000	129,946
O’Reilly Automotive 3.80% 9/1/22	100,000	101,354
4.875% 1/14/21	45,000	48,730
QVC 4.375% 3/15/23	600,000	570,353
Ross Stores 3.375% 9/15/24	100,000	98,538
Signet UK Finance 4.70% 6/15/24	50,000	49,323
TJX 2.50% 5/15/23	100,000	96,562
6.95% 4/15/19	55,000	63,570

		6,962,364

Technology Hardware, Storage & Peripherals–0.32%
Apple 1.00% 5/3/18	750,000	744,162
1.05% 5/5/17	500,000	500,393
1.55% 2/7/20	950,000	934,684
2.00% 5/6/20	100,000	99,958
2.15% 2/9/22	250,000	242,863
2.40% 5/3/23	822,000	801,730
2.50% 2/9/25	250,000	239,013
2.70% 5/13/22	100,000	100,355
3.20% 5/13/25	150,000	151,999
3.45% 5/6/24	350,000	362,974
3.45% 2/9/45	125,000	107,900
3.85% 5/4/43	350,000	323,251
4.375% 5/13/45	100,000	101,221
4.45% 5/6/44	600,000	606,598

LVIP SSgA Bond Index Fund–49

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise #144A 2.85% 10/5/18	650,000	$650,064
#144A 3.60% 10/15/20	550,000	551,853
#144A 4.40% 10/15/22	500,000	498,807
#144A 4.90% 10/15/25	450,000	442,123
#144A 6.20% 10/15/35	250,000	241,578
#144A 6.35% 10/15/45	250,000	238,103
HP 4.30% 6/1/21	200,000	198,292
4.375% 9/15/21	150,000	147,776
4.65% 12/9/21	350,000	349,124
6.00% 9/15/41	305,000	267,117

		8,901,938

Textiles, Apparel & Luxury Goods–0.02%
NIKE 2.25% 5/1/23	100,000	97,785
3.625% 5/1/43	100,000	92,917
Nike 3.875% 11/1/45	100,000	96,752
Ralph Lauren 2.125% 9/26/18	50,000	50,446
VF 6.00% 10/15/33	150,000	180,106

		518,006

Thrift & Mortgage Finance–0.03%
People’s United Financial 3.65% 12/6/22	150,000	147,854
Santander Holdings USA
2.65% 4/17/20	300,000	294,616
4.50% 7/17/25	250,000	254,967

		697,437

Tobacco–0.27%
Altria Group 2.625% 1/14/20	1,000,000	1,002,789
2.85% 8/9/22	200,000	195,266
4.00% 1/31/24	89,000	92,361
4.50% 5/2/43	100,000	95,289
4.75% 5/5/21	200,000	217,261
5.375% 1/31/44	63,000	68,018
9.70% 11/10/18	119,000	143,190
9.95% 11/10/38	113,000	181,652
10.20% 2/6/39	97,000	159,530
Philip Morris International 1.25% 8/11/17	100,000	100,174
1.875% 1/15/19	500,000	498,809
2.90% 11/15/21	250,000	253,192
3.375% 8/11/25	100,000	101,317
3.60% 11/15/23	600,000	625,915
4.125% 3/4/43	150,000	142,354
4.375% 11/15/41	200,000	199,322
4.50% 3/26/20	100,000	108,958
4.50% 3/20/42	100,000	99,470

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Tobacco (continued)
Philip Morris International (continued)
5.65% 5/16/18	300,000	$327,417
6.375% 5/16/38	150,000	189,565
Reynolds American 2.30% 8/21/17	100,000	100,818
2.30% 6/12/18	460,000	463,162
3.25% 6/12/20	90,000	91,561
3.75% 5/20/23	200,000	199,860
4.00% 6/12/22	490,000	510,116
4.45% 6/12/25	105,000	110,019
4.75% 11/1/42	125,000	119,752
4.85% 9/15/23	225,000	240,910
5.70% 8/15/35	50,000	54,955
5.85% 8/15/45	480,000	535,597
6.15% 9/15/43	125,000	142,301
8.125% 6/23/19	100,000	117,762

		7,488,662

Trading Companies & Distributors–0.02%
GATX 2.50% 3/15/19	167,000	164,451
2.60% 3/30/20	100,000	97,384
3.90% 3/30/23	101,000	100,339
5.20% 3/15/44	50,000	47,896
Ingram Micro 4.95% 12/15/24	150,000	149,715
WW Grainger 4.60% 6/15/45	55,000	57,726

		617,511

Wireless Telecommunication Services–0.17%
America Movil 3.125% 7/16/22	200,000	197,099
4.375% 7/16/42	200,000	177,704
5.00% 3/30/20	200,000	217,442
6.125% 11/15/37	150,000	163,370
6.125% 3/30/40	250,000	276,837
6.375% 3/1/35	25,000	28,141
Rogers Communications 3.00% 3/15/23	125,000	121,560
3.625% 12/15/25	65,000	64,067
4.10% 10/1/23	300,000	309,610
4.50% 3/15/43	100,000	93,372
5.00% 3/15/44	100,000	101,053
6.80% 8/15/18	150,000	167,518
7.50% 8/15/38	25,000	32,461
Vodafone Group 1.50% 2/19/18	350,000	346,291
2.50% 9/26/22	300,000	278,318
2.95% 2/19/23	225,000	211,179
4.375% 2/19/43	150,000	124,098
5.45% 6/10/19	600,000	658,120
5.625% 2/27/17	300,000	313,299
6.15% 2/27/37	700,000	692,784

LVIP SSgA Bond Index Fund–50

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Wireless Telecommunication Services (continued)
Vodafone Group (continued)
7.875% 2/15/30	100,000	$122,224

		4,696,547

Total Corporate Bonds (Cost $704,268,600)		704,884,606

MUNICIPAL BONDS–0.84%
American Municipal Power, Ohio Taxable Build America Bonds Series B 6.449% 2/15/44	50,000	58,563
7.834% 2/15/41	55,000	75,745
8.084% 2/15/50	800,000	1,180,672
Bay Area Toll Authority, California Toll Bridge Revenue Taxable Build America Bonds
Series F-2 6.263% 4/1/49	200,000	269,740
Series S1 6.793% 4/1/30	100,000	122,939
Series S1 6.918% 4/1/40	100,000	132,098
Series S1 7.043% 4/1/50	100,000	137,937
California State Taxable Build America Bonds 5.75% 3/1/17	100,000	105,502
6.65% 3/1/22	200,000	240,822
7.30% 10/1/39	1,100,000	1,540,649
7.60% 11/1/40	80,000	118,820
7.625% 3/1/40	85,000	123,868
7.95% 3/1/36	100,000	119,731
California State Various Purposes 6.20% 10/1/19	100,000	115,075
7.50% 4/1/34	325,000	453,820
7.55% 4/1/39	600,000	872,106
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax Revenue Taxable Build America Bonds 5.491% 11/1/39	50,000	61,051
Chicago, Illinios Taxable Series B 7.375% 1/1/33	100,000	105,772
Series B 7.75% 1/1/42	100,000	101,299
Chicago, Illinois Transit Authority Transfer Tax Receipts Revenue Series A 6.899% 12/1/40	100,000	116,322
Series B 6.899% 12/1/40	40,000	46,529
City & County of Denver, Colorado Taxable Build America Bonds 5.65% 8/1/30	100,000	114,091
Clark County, Nevada Airport Revenue Taxable Build America Bonds 6.881% 7/1/42	50,000	56,131
Series C 6.82% 7/1/45	75,000	104,547
Commonwealth of Massachusetts Consolidated Loan Taxable Build America Bonds 5.456% 12/1/39	100,000	120,914

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Commonwealth of Massachusetts Taxable Build America Bonds 4.91% 5/1/29	100,000	$115,368
Series E 4.20% 12/1/21	100,000	107,792
Commonwealth of Pennsylvania Taxable Build America Bonds 5.45% 2/15/30	1,000,000	1,140,920
Series B 2nd 5.35% 5/1/30	100,000	109,739
Connecticut State Taxable Build America Bonds Series A 5.85% 3/15/32	100,000	117,974
Series D 5.09% 10/1/30	200,000	220,710
Dallas Area, Texas Rapid Transit 5.999% 12/1/44	200,000	261,318
Dallas, Texas Independent School
District Taxable Build America Bonds Series C 6.45% 2/15/35 (PSF-GTD)	100,000	116,326
East Baton Rouge, Louisiana Sewerage Commission 6.087% 2/1/45	100,000	110,029
East Bay Municipal Utility District
Taxable Build America Bonds 5.874% 6/1/40	100,000	124,952
Georgia State Taxable Build America Bonds Series H 4.503% 11/1/25	100,000	111,071
Greater Chicago Metropolitan Water Reclamation District Taxable Build America Bonds 5.72% 12/1/38	150,000	173,413
Illinois State 5.665% 3/1/18	250,000	265,253
Illinois State Taxable Pension 4.35% 6/1/18	500,000	511,885
4.95% 6/1/23	100,000	100,326
5.10% 6/1/33	800,000	757,320
Illinois State Toll Highway Authority
Taxable Build America Bonds Series B 5.851% 12/1/34	100,000	121,653
Kansas Development Finance Authority Series H 4.727% 4/15/37	50,000	50,220
Series H 4.927% 4/15/45	100,000	99,517
Los Angeles, California Community College District 6.60% 8/1/42	100,000	135,558
6.75% 8/1/49	100,000	141,517
Los Angeles, California County Public Works Financing Authority 7.488% 8/1/33	100,000	135,072
7.618% 8/1/40	100,000	140,038
Los Angeles, California Department of Airports Taxable Build America Bonds 6.582% 5/15/39	25,000	32,183
Los Angeles, California Department of Water & Power Taxable Build America Bonds Series C 6.008% 7/1/39	25,000	30,585

LVIP SSgA Bond Index Fund–51

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
Los Angeles, California Unified School District Taxable Build America Bonds 6.758% 7/1/34	315,000	$415,365
Massachusetts State Water Pollution Abatement 5.192% 8/1/40	70,000	82,118
Metropolitan Government of Nashville & Davidson County Convention Center Authority Taxable Build America Bonds Series B 6.731% 7/1/43	50,000	64,047
Metropolitan Transportation Authority, New York Revenue Taxable Build America Bonds 5.871% 11/15/39	100,000	119,820
6.668% 11/15/39	130,000	169,987
Series E 6.814% 11/15/40	500,000	662,830
Mississippi State Taxable Build America Bonds Series F 5.245% 11/1/34	100,000	113,570
Municipal Electric Authority, Georgia Build America Bonds (PLT Vogtle Units 3 & 4 Project) 6.655% 4/1/57	125,000	148,560
Taxable 6.637% 4/1/57	150,000	180,167
Taxable 7.055% 4/1/57	100,000	111,975
New Jersey Economic Development Authority Series A 7.425% 2/15/29 (NATL)	225,000	257,114
^Series B 0.623% 2/15/22 (AGM)	200,000	153,494
New Jersey State Transportation Trust Fund Authority Taxable Build America Bonds 6.561% 12/15/40	100,000	106,264
Series C 5.754% 12/15/28	100,000	103,057
Series C 6.104% 12/15/28	200,000	209,048
New Jersey State Turnpike Authority Revenue Taxable Build America Bonds Series A 7.102% 1/1/41	350,000	481,411
Series F 7.414% 1/1/40	90,000	127,913
New York City, New York 5.517% 10/1/37	85,000	100,498
New York City, New York Municipal Water Finance Authority Taxable Build America Bonds 5.724% 6/15/42	65,000	81,269
5.75% 6/15/41	100,000	126,838
5.79% 6/15/41	200,000	220,474
5.952% 6/15/42	100,000	130,336
6.011% 6/15/42	35,000	45,641
New York City, New York Taxable Build America Bonds Series A2 5.206% 10/1/31	100,000	121,237
Series F-1 6.271% 12/1/37	100,000	128,195
New York City, New York Transitional Finance Authority 5.508% 8/1/37	200,000	244,294
New York City, New York Transitional Finance Authority Taxable Build America Bonds 5.572% 11/1/38	65,000	78,867

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
New York State Dormitory Authority Taxable Build America Bonds 5.50% 3/15/30	100,000	$117,754
5.60% 3/15/40	100,000	120,820
New York State Urban Development Taxable Build America Bonds 5.77% 3/15/39	50,000	60,271
Ohio State University Taxable Build America Bonds Series C 4.91% 6/1/40	100,000	112,365
Oregon School Boards Association Taxable Pension Series B 5.55% 6/30/28 (NATL)	250,000	288,543
Oregon State Department of Transportation Taxable Series A Sub-Lien 5.834% 11/15/34	75,000	95,311
Pennsylvania State Public School Building Authority Revenue Qualified School Construction Bond Taxable (Direct Subsidiary) Series A 5.00% 9/15/27	100,000	107,541
Pennsylvania State Turnpike Commission Revenue Taxable Build America Bonds 5.561% 12/1/49	200,000	230,360
Series B 5.511% 12/1/45	150,000	173,791
Series B 6.105% 12/1/39	100,000	124,355
Philadelphia Authority for Industrial Development 3.964% 4/15/26	105,000	104,556
Port Authority of New York & New Jersey Consolidated Series 165th 5.647% 11/1/40	250,000	295,847
Series 168th 4.926% 10/1/51	350,000	376,642
Series 174th 4.458% 10/1/62	250,000	240,517
Series 181st 4.96% 8/1/46	156,250	172,017
Series 192nd 4.81% 10/15/65	250,000	254,433
Port of Seattle, Washington Taxable Series-B1 7.00% 5/1/36	100,000	113,087
Rutgers State University of New Jersey/New Brunswick Taxable Build America Bonds 5.665% 5/1/40	155,000	180,217
Salt River, Arizona Project Agricultural Improvement & Power District 4.839% 1/1/41	60,000	68,622
San Antonio, Texas Electric & Gas Taxable Build America Bonds 4.427% 2/1/42	250,000	261,313
5.985% 2/1/39	50,000	63,060
San Diego County, California Regional Transportation Commission 5.911% 4/1/48	100,000	126,300
San Diego County, California Water Authority Financing Agency Revenue Taxable Build America Bonds Series B 6.138% 5/1/49	100,000	130,455

LVIP SSgA Bond Index Fund–52

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

MUNICIPAL BONDS (continued)
San Francisco City & County Public Utilities Commission Taxable Build America Bonds 6.00% 11/1/40	100,000	$121,825
Series B 6.00% 11/1/40	100,000	121,369
Texas State Taxable Build America Bonds 5.517% 4/1/39	100,000	125,159
Texas State Transportation Commission 1st Tier 5.178% 4/1/30	200,000	235,634
University of California Build America Bonds Series H 6.548% 5/15/48	100,000	128,450
University of California Taxable Series AD 4.858% 5/15/12	250,000	237,843
Series AQ 4.767% 5/15/15	250,000	237,253
Series J 4.131% 5/15/45	795,000	783,679
University of Massachusetts Building Authority Taxable Build America Bonds 5.45% 11/1/40	100,000	117,007
University of Missouri (Curators University) Taxable Build America Bonds 5.792% 11/1/41	100,000	127,844
University of Texas System Revenue Taxable Build America Bonds Series C 4.794% 8/15/46	90,000	102,708
University of Virginia Revenue Taxable Build America Bonds 6.20% 9/1/39	50,000	69,029
Utah State Taxable Build America Bonds Series B 3.539% 7/1/25	100,000	105,255
Series D 4.554% 7/1/24	60,000	67,501
Virginia Commonwealth Transportation Board Taxable Build America Bonds 5.35% 5/15/35	100,000	114,056
Washington State Convention Center Public Facilities District 6.79% 7/1/40	50,000	61,257
Washington State Taxable Build America Bonds Series D 5.481% 8/1/39	50,000	60,743
Series F 5.09% 8/1/33	100,000	114,662
Total Municipal Bonds (Cost $20,699,421)		23,259,322

NON-AGENCY ASSET-BACKED SECURITIES–0.54%
Ally Master Owner Trust Series 2015-2 A2 1.83% 1/15/21	700,000	696,783
AmeriCredit Automobile Receivables Trust Series 2014-3 A3 1.15% 6/10/19	2,000,000	1,992,752
Capital One Multi-Asset Execution Trust Series 2014-A5 A5 1.48% 7/15/20	1,000,000	1,000,186
CarMax Auto Owner Trust Series 2013-2 A4 0.84% 11/15/18	750,000	744,206
Series 2013-3 A4 1.49% 1/15/19	400,000	399,716
CenterPoint Energy Restoration Bond Series 2009-1 A2 3.46% 8/15/19	337,067	345,024

	Principal	Value
	Amount°	(U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Chase Issuance Trust Series 2014-A1 A1 1.15% 1/15/19	1,000,000	$999,227
Series 2014-A2 A2 2.77% 3/15/23	1,100,000	1,117,331
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	750,000	952,311
Series 2008-A1 A1 5.35% 2/7/20	500,000	537,739
Series 2014-A5 A5 2.68% 6/7/23	1,000,000	1,014,998
Discover Card Execution Note Trust Series 2007-A1 A1 5.65% 3/16/20	750,000	801,912
Series 2014-A4 A4 2.12% 12/15/21	1,000,000	1,003,419
Nissan Auto Receivables Owner Trust Series 2014-B A3 1.11% 5/15/19	1,000,000	996,948
Santander Drive Auto Receivables Trust Series 2014-3 D 2.65% 8/17/20	860,000	855,731
Series 2015-2 C 2.44% 4/15/21	1,000,000	989,028
Synchrony Credit Card Master Note Trust Series 2012-6 A 1.36% 8/17/20	500,000	497,528

Total Non-Agency Asset-Backed Securities (Cost $14,973,384)		14,944,839

ΔREGIONAL BONDS–0.21%
Canada–0.20%
Province of British Columbia 1.20% 4/25/17	200,000	200,270
2.00% 10/23/22	150,000	145,938
6.50% 1/15/26	100,000	129,448
7.25% 9/1/36	100,000	152,417
Province of Manitoba Canada 1.30% 4/3/17	250,000	250,323
2.10% 9/6/22	63,000	61,153
Province of New Brunswick Canada 2.75% 6/15/18	200,000	205,408
Province of Nova Scotia Canada 5.125% 1/26/17	50,000	52,046
Province of Ontario Canada 1.10% 10/25/17	500,000	497,876
1.20% 2/14/18	100,000	99,468
1.65% 9/27/19	100,000	98,837
1.875% 5/21/20	500,000	495,769
2.00% 9/27/18	300,000	302,675
2.45% 6/29/22	150,000	148,823
3.00% 7/16/18	200,000	206,850
3.15% 12/15/17	250,000	258,319
4.00% 10/7/19	200,000	214,445
4.40% 4/14/20	400,000	437,603
Province of Quebec Canada
2.625% 2/13/23	350,000	347,534
3.50% 7/29/20	300,000	317,604
4.625% 5/14/18	200,000	214,419
7.50% 7/15/23	200,000	261,672
7.50% 9/15/29	175,000	252,292

LVIP SSgA Bond Index Fund–53

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

ΔREGIONAL BONDS (continued)
Canada (continued)
Province of Saskatchewan Canada 8.50% 7/15/22	100,000	$134,544

		5,485,733

Japan–0.01%
Japan Finance Organization for Municipalities 4.00% 1/13/21	100,000	107,729
5.00% 5/16/17	200,000	209,669

		317,398

Total Regional Bonds (Cost $5,639,783)		5,803,131

ΔSOVEREIGN BONDS–1.44%
Brazil–0.02%
Brazilian Government International Bonds 8.75% 2/4/25	271,000	296,067
8.875% 4/15/24	41,000	44,793
10.125% 5/15/27	191,000	226,813

		567,673

Canada–0.06%
Canada Government International Bonds 0.875% 2/14/17	500,000	499,736
1.625% 2/27/19	1,000,000	1,001,663
Export Development Canada 0.75% 12/15/17	200,000	198,373
1.25% 12/10/18	80,000	79,538

		1,779,310

Chile–0.01%
Chile Government International Bonds 2.25% 10/30/22	100,000	96,625
3.875% 8/5/20	250,000	267,250

		363,875

Colombia–0.11%
Colombia Government International Bonds 2.625% 3/15/23	700,000	616,700
4.00% 2/26/24	250,000	238,750
5.00% 6/15/45	500,000	420,000
6.125% 1/18/41	200,000	194,000
7.375% 3/18/19	700,000	786,800
7.375% 9/18/37	500,000	553,750
8.125% 5/21/24	250,000	300,375

		3,110,375

Israel–0.04%
Israel Government AID Bond 5.50% 4/26/24	200,000	242,280
Israel Government International Bonds 3.15% 6/30/23	200,000	204,136
4.00% 6/30/22	150,000	161,702
4.50% 1/30/43	200,000	201,500

	Principal	Value
	Amount°	(U.S. $)

ΔSOVEREIGN BONDS (continued)
Israel (continued)
Israel Government International Bonds (continued)
5.125% 3/26/19	175,000	$193,737

		1,003,355

Italy–0.06%
Italy Government International Bonds 5.375% 6/12/17	200,000	210,325
5.375% 6/15/33	800,000	915,799
6.875% 9/27/23	350,000	431,306

		1,557,430

Japan–0.09%
Development Bank of Japan 5.125% 2/1/17	200,000	208,406
Japan Bank for International Cooperation 1.125% 7/19/17	250,000	248,518
1.75% 7/31/18	500,000	499,194
1.75% 11/13/18	500,000	497,739
1.75% 5/29/19	200,000	198,554
2.50% 5/28/25	700,000	681,930
3.375% 7/31/23	200,000	210,584

		2,544,925

Mexico–0.24%
Mexico Government International Bonds 3.50% 1/21/21	420,000	427,350
3.60% 1/30/25	1,400,000	1,367,800
3.625% 3/15/22	868,000	875,378
4.00% 10/2/23	550,000	558,525
4.75% 3/8/44	1,000,000	913,500
5.625% 1/15/17	650,000	676,975
5.75% 10/12/10	800,000	750,000
6.05% 1/11/40	475,000	521,906
6.75% 9/27/34	500,000	602,500

		6,693,934

Panama–0.07%
Panama Government International Bonds 5.20% 1/30/20	1,300,000	1,413,750
6.70% 1/26/36	200,000	238,500
7.125% 1/29/26	100,000	125,250
8.875% 9/30/27	100,000	138,750
9.375% 4/1/29	100,000	144,500

		2,060,750

Peru–0.06%
Peruvian Government International Bonds 4.125% 8/25/27	350,000	344,750
5.625% 11/18/50	100,000	102,250
6.55% 3/14/37	500,000	580,000
7.125% 3/30/19	225,000	256,725
7.35% 7/21/25	100,000	125,625

LVIP SSgA Bond Index Fund–54

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

ΔSOVEREIGN BONDS (continued)
Peru (continued)
Peruvian Government International Bonds (continued)
8.75% 11/21/33	200,000	$282,500

		1,691,850

Philippines–0.15%
Philippine Government International Bonds 3.95% 1/20/40	500,000	507,068
5.00% 1/13/37	500,000	584,143
7.75% 1/14/31	1,000,000	1,408,720
8.375% 6/17/19	1,000,000	1,218,344
9.50% 2/2/30	300,000	473,611

		4,191,886

Poland–0.07%
Poland Government International Bonds 3.00% 3/17/23	250,000	247,969
5.00% 3/23/22	500,000	555,313
5.125% 4/21/21	700,000	780,577
6.375% 7/15/19	380,000	434,625

		2,018,484

Republic of Korea–0.03%
Korea International Bonds 3.875% 9/11/23	200,000	216,290
4.125% 6/10/44	300,000	339,660
7.125% 4/16/19	200,000	232,000

		787,950

South Africa–0.06%
South Africa Government International Bonds 4.665% 1/17/24	250,000	238,437
5.375% 7/24/44	500,000	452,499
5.875% 5/30/22	100,000	104,669
5.875% 9/16/25	200,000	205,330
6.25% 3/8/41	100,000	102,500
6.875% 5/27/19	500,000	536,780

		1,640,215

Sweden–0.04%
Svensk Exportkredit 1.125% 4/5/18	300,000	297,782
1.875% 6/23/20	400,000	398,463
5.125% 3/1/17	250,000	261,639

		957,884

Turkey–0.25%
Turkey Government International Bonds 4.875% 4/16/43	500,000	441,300
5.75% 3/22/24	200,000	211,854
6.00% 1/14/41	1,100,000	1,127,363
6.25% 9/26/22	400,000	435,560
6.625% 2/17/45	800,000	898,880

	Principal	Value
	Amount°	(U.S. $)

ΔSOVEREIGN BONDS (continued)
Turkey (continued)
Turkey Government International Bonds (continued)
6.75% 4/3/18	1,800,000	$1,940,400
7.375% 2/5/25	1,500,000	1,756,050

		6,811,407

Ukraine–0.03%
Ukraine Government AID Bonds 1.847% 5/29/20	753,000	752,724

		752,724

Uruguay–0.05%
Uruguay Government International Bonds 5.10% 6/18/50	1,000,000	865,000
7.625% 3/21/36	250,000	310,000
8.00% 11/18/22	200,000	249,760

		1,424,760

Total Sovereign Bonds (Cost $40,299,995)		39,958,787

SUPRANATIONAL BANKS–1.54%
African Development Bank 0.875% 5/15/17	715,000	713,464
0.875% 3/15/18	250,000	247,708
1.125% 3/15/17	200,000	200,202
1.375% 12/17/18	129,000	128,876
Andina de Fomento 4.375% 6/15/22	250,000	266,775
8.125% 6/4/19	140,000	166,530
Asian Development Bank 0.75% 7/28/17	500,000	497,405
1.125% 3/15/17	500,000	500,865
1.375% 3/23/20	200,000	196,581
1.50% 9/28/18	400,000	401,061
1.75% 9/11/18	500,000	504,305
1.75% 3/21/19	350,000	352,287
1.875% 4/12/19	300,000	302,938
1.875% 2/18/22	600,000	592,033
5.593% 7/16/18	700,000	766,559
Council of Europe Development Bank 1.125% 5/31/18	300,000	298,449
1.50% 2/22/17	100,000	100,580
1.50% 6/19/17	100,000	100,584
1.75% 11/14/19	400,000	399,642
European Bank for Reconstruction & Development 1.00% 2/16/17	950,000	951,821
1.00% 6/15/18	250,000	247,658
1.00% 9/17/18	150,000	148,137
1.50% 3/16/20	250,000	247,712
1.625% 4/10/18	250,000	250,893
1.625% 11/15/18	500,000	501,496
1.875% 2/23/22	400,000	393,864

LVIP SSgA Bond Index Fund–55

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

SUPRANATIONAL BANKS (continued)
European Investment Bank 0.875% 4/18/17	500,000	$499,046
1.00% 3/15/18	1,000,000	992,370
1.00% 6/15/18	1,000,000	990,850
1.125% 9/15/17	200,000	199,766
1.625% 6/15/17	1,000,000	1,008,050
1.625% 3/16/20	1,500,000	1,486,969
1.75% 6/17/19	1,500,000	1,505,253
1.875% 3/15/19	500,000	504,095
2.25% 8/15/22	1,000,000	1,000,227
2.50% 4/15/21	1,500,000	1,532,053
2.875% 9/15/20	350,000	364,391
3.25% 1/29/24	1,400,000	1,491,328
4.00% 2/16/21	400,000	438,066
4.875% 1/17/17	400,000	416,004
4.875% 2/15/36	700,000	874,070
5.125% 5/30/17	500,000	527,805
FMS Wertmanagement 0.625% 1/30/17	700,000	696,982
1.00% 11/21/17	250,000	248,667
1.625% 11/20/18	500,000	501,875
Inter-American Development Bank 0.875% 3/15/18	500,000	496,283
1.00% 7/14/17	800,000	799,168
1.125% 3/15/17	250,000	250,594
1.25% 1/16/18	900,000	901,858
1.375% 7/15/20	1,250,000	1,228,611
1.75% 8/24/18	500,000	504,861
2.125% 11/9/20	400,000	406,301
3.00% 10/4/23	500,000	528,438
3.00% 2/21/24	400,000	420,509
3.20% 8/7/42	100,000	96,642
3.875% 2/14/20	200,000	216,928
3.875% 10/28/41	100,000	107,777
4.375% 1/24/44	56,000	65,815
International Bank for Reconstruction & Development 0.875% 4/17/17	1,124,000	1,122,537
1.00% 10/5/18	1,400,000	1,384,687
1.125% 7/18/17	150,000	150,456
1.625% 2/10/22	600,000	582,764
1.875% 3/15/19	1,000,000	1,011,404
1.875% 10/7/19	700,000	705,911
2.125% 11/1/20	1,000,000	1,009,399
2.125% 2/13/23	100,000	99,889
2.50% 11/25/24	900,000	907,984
2.50% 7/29/25	1,200,000	1,208,370
4.75% 2/15/35	50,000	61,170
7.625% 1/19/23	100,000	134,405
International Finance 0.625% 12/21/17	200,000	197,498
0.875% 6/15/18	1,000,000	989,023
1.00% 4/24/17	250,000	249,645

	Principal	Value
	Amount°	(U.S. $)

SUPRANATIONAL BANKS (continued)
International Finance (continued)
1.25% 11/27/18	156,000	$154,358
1.625% 7/16/20	700,000	694,416
1.75% 9/16/19	400,000	399,875
2.125% 11/17/17	200,000	203,348
Nordic Investment Bank 1.00% 3/7/17	350,000	350,132
2.25% 9/30/21	200,000	202,119
North American Development Bank 4.375% 2/11/20	100,000	107,773

Total Supranational Banks (Cost $42,397,875)		42,707,240

U.S. TREASURY OBLIGATIONS–36.09%
U.S. Treasury Bonds 2.50% 2/15/45	15,300,000	13,731,750
2.75% 8/15/42	2,600,000	2,486,047
2.75% 11/15/42	3,500,000	3,338,261
2.875% 5/15/43	13,500,000	13,166,982
2.875% 8/15/45	1,200,000	1,165,734
3.00% 5/15/42	2,850,000	2,868,479
3.00% 11/15/45	3,600,000	3,589,805
3.125% 11/15/41	4,000,000	4,133,984
3.125% 2/15/42	3,050,000	3,150,257
3.125% 2/15/43	9,000,000	9,227,286
3.125% 8/15/44	21,000,000	21,467,985
3.50% 2/15/39	2,650,000	2,932,183
3.625% 8/15/43	5,000,000	5,632,910
3.625% 2/15/44	3,000,000	3,375,585
3.75% 8/15/41	3,850,000	4,423,889
3.875% 8/15/40	3,750,000	4,385,595
4.25% 11/15/40	4,000,000	4,946,484
4.375% 5/15/40	2,500,000	3,146,533
4.375% 5/15/41	2,750,000	3,471,339
4.50% 5/15/38	950,000	1,220,193
4.50% 8/15/39	3,350,000	4,288,720
4.625% 2/15/40	4,100,000	5,341,853
4.75% 2/15/41	3,750,000	4,986,034
5.00% 5/15/37	3,000,000	4,112,577
5.25% 11/15/28	500,000	653,496
5.25% 2/15/29	1,200,000	1,572,679
5.375% 2/15/31	500,000	678,233
5.50% 8/15/28	500,000	665,557
6.00% 2/15/26	750,000	1,001,645
6.125% 11/15/27	800,000	1,107,875
6.125% 8/15/29	300,000	425,924
6.625% 2/15/27	750,000	1,063,858
6.75% 8/15/26	500,000	708,711
U.S. Treasury Notes 0.50% 1/31/17	26,000,000	25,908,090
0.50% 7/31/17	9,000,000	8,933,031
0.625% 2/15/17	10,000,000	9,976,170

LVIP SSgA Bond Index Fund–56

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
0.625% 5/31/17	4,350,000	$4,331,395
0.625% 8/31/17	19,600,000	19,477,108
0.625% 9/30/17	15,500,000	15,394,647
0.625% 11/30/17	2,250,000	2,231,674
0.625% 4/30/18	500,000	493,643
0.75% 10/31/17	15,000,000	14,921,775
0.75% 12/31/17	4,000,000	3,973,516
0.75% 2/28/18	9,500,000	9,420,589
0.75% 3/31/18	20,000,000	19,823,440
0.875% 1/31/17	5,000,000	5,001,465
0.875% 2/28/17	6,200,000	6,203,999
0.875% 4/30/17	6,000,000	5,998,362
0.875% 11/30/17	15,000,000	14,957,820
0.875% 1/31/18	32,500,000	32,342,570
0.875% 7/31/19	6,000,000	5,865,588
1.00% 5/31/18	2,300,000	2,288,590
1.00% 11/30/19	28,500,000	27,859,320
1.125% 5/31/19	2,000,000	1,978,008
1.125% 4/30/20	17,000,000	16,614,185
1.25% 11/30/18	3,000,000	2,995,431
1.25% 1/31/19	3,750,000	3,737,989
1.375% 6/30/18	3,000,000	3,012,363
1.375% 7/31/18	35,000,000	35,139,440
1.375% 9/30/18	2,000,000	2,006,680
1.375% 11/30/18	3,000,000	3,006,855
1.375% 12/31/18	3,500,000	3,503,283
1.375% 1/31/20	23,000,000	22,763,721
1.375% 2/29/20	10,000,000	9,886,330
1.375% 3/31/20	18,000,000	17,780,616
1.375% 8/31/20	15,000,000	14,761,530
1.50% 8/31/18	6,000,000	6,040,662
1.50% 12/31/18	18,300,000	18,386,504
1.50% 5/31/20	7,000,000	6,940,255
1.625% 6/30/19	16,000,000	16,074,064
1.625% 8/31/19	11,000,000	11,032,868
1.625% 11/30/20	11,000,000	10,935,760
1.625% 11/15/22	16,750,000	16,275,305
1.75% 10/31/18	2,000,000	2,026,016
1.75% 5/15/22	9,000,000	8,854,632
1.75% 5/15/23	25,000,000	24,361,325
1.875% 9/30/17	2,000,000	2,028,554
1.875% 10/31/17	2,000,000	2,029,454
1.875% 5/31/22	13,000,000	12,875,837
2.00% 9/30/20	14,000,000	14,154,224
2.00% 8/31/21	5,000,000	5,022,560
2.00% 11/15/21	4,700,000	4,714,781
2.00% 2/15/22	8,000,000	8,016,248
2.00% 2/15/23	14,150,000	14,070,406
2.00% 2/15/25	11,000,000	10,754,645
2.125% 8/31/20	19,000,000	19,309,491
2.125% 8/15/21	7,500,000	7,590,383
2.25% 11/30/17	3,750,000	3,833,861

	Principal	Value
	Amount°	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.25% 7/31/18	3,000,000	$3,079,101
2.25% 3/31/21	7,700,000	7,857,611
2.25% 4/30/21	10,000,000	10,199,800
2.25% 11/15/25	11,000,000	10,976,581
2.375% 7/31/17	2,000,000	2,042,656
2.375% 5/31/18	4,000,000	4,113,516
2.375% 6/30/18	3,000,000	3,088,593
2.375% 8/15/24	35,000,000	35,370,510
2.50% 6/30/17	1,900,000	1,942,972
2.50% 8/15/23	18,250,000	18,727,639
2.625% 1/31/18	2,000,000	2,062,344
2.625% 4/30/18	3,000,000	3,101,718
2.625% 8/15/20	6,000,000	6,234,138
2.625% 11/15/20	6,500,000	6,754,670
2.75% 5/31/17	3,000,000	3,076,641
2.75% 12/31/17	2,000,000	2,064,922
2.75% 2/28/18	2,500,000	2,586,573
2.75% 2/15/19	5,000,000	5,211,815
2.75% 11/15/23	5,000,000	5,219,240
2.75% 2/15/24	31,000,000	32,295,087
2.875% 3/31/18	3,000,000	3,114,960
3.00% 2/28/17	2,000,000	2,049,140
3.125% 1/31/17	3,500,000	3,584,969
3.125% 5/15/19	4,000,000	4,221,484
3.125% 5/15/21	3,500,000	3,723,055
3.25% 3/31/17	2,500,000	2,572,510
3.375% 11/15/19	6,500,000	6,942,305
3.50% 2/15/18	4,100,000	4,305,799
3.50% 5/15/20	4,000,000	4,301,484
3.625% 8/15/19	5,500,000	5,906,697
3.625% 2/15/20	6,000,000	6,473,088
3.625% 2/15/21	9,000,000	9,785,916
3.75% 11/15/18	3,630,000	3,884,808
3.875% 5/15/18	4,850,000	5,161,365
4.00% 8/15/18	5,550,000	5,956,604
4.25% 11/15/17	2,500,000	2,647,510
4.50% 5/15/17	1,350,000	1,415,285
4.625% 2/15/17	1,700,000	1,770,491
4.75% 8/15/17	2,500,000	2,651,173
6.25% 8/15/23	1,600,000	2,066,187
6.875% 8/15/25	1,000,000	1,400,781
7.125% 2/15/23	1,000,000	1,335,859
7.25% 8/15/22	500,000	661,573
7.50% 11/15/24	500,000	713,105
7.625% 11/15/22	500,000	678,926
7.625% 2/15/25	500,000	723,047
7.875% 2/15/21	750,000	971,470
8.00% 11/15/21	1,700,000	2,271,095
8.125% 8/15/19	750,000	925,093
8.125% 5/15/21	500,000	659,511
8.125% 8/15/21	700,000	932,327
8.50% 2/15/20	150,000	191,071

LVIP SSgA Bond Index Fund–57

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

	Principal	Value
	Amount°	(U.S. $)

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
8.75% 5/15/17	1,000,000	$1,106,348
8.75% 5/15/20	900,000	1,166,942
8.75% 8/15/20	800,000	1,048,266
8.875% 8/15/17	750,000	845,405
8.875% 2/15/19	750,000	923,159
9.125% 5/15/18	250,000	296,738

Total U.S. Treasury Obligations (Cost $984,241,895)		1,001,777,174

	Number of	Value
	Shares	(U.S. $)

MONEY MARKET FUND–4.67%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09% )	129,659,023	$129,659,023

Total Money Market Fund (Cost $129,659,023)		129,659,023

TOTAL VALUE OF SECURITIES–103.80% (Cost $2,849,054,449)	2,881,226,669
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.80% )	(105,422,686)

NET ASSETS APPLICABLE TO 248,646,016 SHARES OUTSTANDING–100.00%	$2,775,803,983

NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($1,796,385,222 / 160,926,521 Shares)	$11.163

NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($979,418,761 / 87,719,495 Shares)	$11.165

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$2,741,755,847
Undistributed net investment income	3,251,422
Accumulated net realized loss on investments	(1,375,506)
Net unrealized appreciation of investments	32,172,220

Total net assets	$2,775,803,983

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $20,340,137, which represents 0.73% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

Δ	Securities have been classified by country of origin.

•	Variable rate security. The rate shown is the rate as of December 31, 2015. Interest rates reset periodically.

«	Includes $131,327,876 payable for securities purchased, $913,727 payable for fund shares redeemed and $868,867 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $254,329, which represents 0.01% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

^	Zero coupon security. The rate shown is the yield at the time of purchase.

¿

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

*	Considered an affiliated company. See Note 2 in “Notes to Financial Statements”.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

f	Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2015.

LVIP SSgA Bond Index Fund–58

LVIP SSgA Bond Index Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

AGM–Insured by Assured Guaranty Municipal Corporation

GNMA–Government National Mortgage Association

GS–Goldman Sachs

IT–Information Technology

LB–Lehman Brothers

NATL–Insured by the National Public Finance Guarantee Corporation

NCUA–National Credit Union Administration

PSF-GTD–Permanent School Fund Guaranteed

REIT–Real Estate Investment Trust

S.F.–Single Family

TBA–To Be Announced

yr–year

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–59

LVIP SSgA Bond Index Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Interest from affiliated investment companies	$19,963
Interest from unaffiliated investment companies	66,220,526
Dividends	9,923

66,250,412

EXPENSES:
Management fees	10,717,139
Distribution fees-Service Class	2,551,975
Accounting and administration expenses	635,176
Pricing fees	169,432
Reports and statements to shareholders	140,519
Professional fees	94,769
Trustees’ fees and expenses	59,836
Custodian fees	37,798
Consulting fees	3,450
Other	26,943

14,437,037
Less management fees waived	(3,168,927)

Total operating expenses	11,268,110

NET INVESTMENT INCOME	54,982,302

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Sale of investments in unaffiliated investment companies	4,731,784

Net realized gain on investments	4,731,784

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(6,894)
Investments in unaffiliated investment companies	(56,186,335)

Net change in unrealized appreciation
(depreciation)	(56,193,229)

NET REALIZED AND UNREALIZED LOSS	(51,461,445)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,520,857

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$54,982,302	$48,535,266
Net realized gain	4,731,784	8,454,742
Net change in unrealized appreciation (depreciation)	(56,193,229)	71,471,383

Net increase in net assets resulting from operations	3,520,857	128,461,391

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(45,474,897)	(26,493,853)
Service Class	(22,568,966)	(16,477,052)
Net realized gain:
Standard Class	—	(700,274)
Service Class	—	(500,937)

	(68,043,863)	(44,172,116)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	587,945,737	361,918,184
Service Class	108,936,818	89,293,898
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	45,474,897	27,194,127
Service Class	22,568,966	16,977,989

	764,926,418	495,384,198

Cost of shares redeemed:
Standard Class	(229,679,362)	(256,065,433)
Service Class	(155,780,471)	(149,914,160)

	(385,459,833)	(405,979,593)

Increase in net assets derived from capital share transactions	379,466,585	89,404,605

NET INCREASE IN NET ASSETS	314,943,579	173,693,880
NET ASSETS:
Beginning of year	2,460,860,404	2,287,166,524

End of year	$2,775,803,983	$2,460,860,404

Undistributed net investment income	$3,251,422	$10,620,898

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–60

LVIP SSgA Bond Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.425	$11.012	$11.571	$11.420	$10.975

Income (loss) from investment operations:
Net investment income[1]	0.246	0.248	0.227	0.251	0.299
Net realized and unrealized gain (loss)	(0.217)	0.385	(0.524)	0.189	0.510

Total from investment operations	0.029	0.633	(0.297)	0.440	0.809

Less dividends and distributions from:
Net investment income	(0.291)	(0.214)	(0.225)	(0.288)	(0.362)
Net realized gain	—	(0.006)	(0.037)	(0.001)	(0.002)

Total dividends and distributions	(0.291)	(0.220)	(0.262)	(0.289)	(0.364)

Net asset value, end of period	$11.163	$11.425	$11.012	$11.571	$11.420

Total return[2]	0.25%	5.75%	(2.57% )	3.86%	7.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,796,385	$1,434,764	$1,255,800	$721,970	$665,296
Ratio of expenses to average net assets	0.33%	0.33%	0.38%	0.38%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.45%	0.45%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	2.15%	2.18%	2.00%	2.16%	2.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.03%	2.06%	1.89%	2.05%	2.53%
Portfolio turnover	76%	63%	55%	70%	79%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–61

LVIP SSgA Bond Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Bond Index Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.427	$11.015	$11.574	$11.423	$10.979

Income (loss) from investment operations:
Net investment income[1]	0.218	0.219	0.199	0.222	0.269
Net realized and unrealized gain (loss)	(0.218)	0.385	(0.524)	0.189	0.512

Total from investment operations	—	0.604	(0.325)	0.411	0.781

Less dividends and distributions from:
Net investment income	(0.262)	(0.186)	(0.197)	(0.259)	(0.335)
Net realized gain	—	(0.006)	(0.037)	(0.001)	(0.002)

Total dividends and distributions	(0.262)	(0.192)	(0.234)	(0.260)	(0.337)

Net asset value, end of period	$11.165	$11.427	$11.015	$11.574	$11.423

Total return[2]	0.00%	5.49%	(2.81% )	3.60%	7.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$979,419	$1,026,096	$1,031,366	$1,037,599	$987,782
Ratio of expenses to average net assets	0.58%	0.58%	0.63%	0.63%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.70%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets	1.90%	1.93%	1.75%	1.91%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.78%	1.81%	1.64%	1.80%	2.28%
Portfolio turnover	76%	63%	55%	70%	79%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Bond Index Fund–62

LVIP SSgA Bond Index Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities, including short-term debt securities, utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under the policies adopted by the Fund’s Board of Trustees (the “Board”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSgA Bond Index Fund–63

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.07% of the first $500 million of average daily net assets of the Fund; 0.12% of the next $1.5 billion of average daily net assets of the Fund; and 0.15% in excess of $2 billion of average daily net assets of the Fund. This agreement will continue through at least April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$114,334
Legal	31,824

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $103,742 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Broad. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$660,850
Distribution fees payable to LFD	208,017

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investments, for purposes of the 1940 Act are investments that have a common investment adviser. Affiliated investments of the Fund were as follows:

	Value 12/31/14	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/15	Interest Income
Lincoln National	$519,687	$—	$—	$—	$512,793	$19,963

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$1,882,578,325
Purchases of U.S. government securities	496,648,157
Sales other than U.S. government securities	1,643,863,428
Sales of U.S. government securities	368,201,016

LVIP SSgA Bond Index Fund–64

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$2,849,543,175

Aggregate unrealized appreciation	$57,672,866
Aggregate unrealized depreciation	(25,989,372)

Net unrealized appreciation	$31,683,494

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Agency Mortgage-Backed Securities	$—	$791,664,434	$791,664,434
Agency Obligations	—	75,744,481	75,744,481
Commercial Mortgage-Backed Securities	—	50,823,632	50,823,632
Corporate Bonds	—	704,884,606	704,884,606
Municipal Bonds	—	23,259,322	23,259,322
Non-Agency Asset-Backed Securities	—	14,944,839	14,944,839
Regional Bonds	—	5,803,131	5,803,131
Sovereign Bonds	—	39,958,787	39,958,787
Supranational Banks	—	42,707,240	42,707,240
U.S. Treasury Obligations	—	1,001,777,174	1,001,777,174
Money Market Fund	129,659,023	—	129,659,023

Total	$129,659,023	$2,751,567,646	$2,881,226,669

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$68,043,863	$44,172,116

LVIP SSgA Bond Index Fund–65

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,741,755,847
Undistributed ordinary income	3,251,422
Capital loss carryforwards	(886,780)
Net unrealized appreciation	31,683,494

Net assets	$2,775,803,983

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferal of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of paydowns gain (loss) on asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$5,692,085	$(5,692,085)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$826,848	$59,932	$886,780

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	51,304,220	31,659,359
Service Class	9,491,075	7,856,929
Shares issued upon reinvestment of dividends and distributions:
Standard Class	4,059,597	2,384,689
Service Class	2,013,671	1,488,339

	66,868,563	43,389,316

Shares redeemed:
Standard Class	(20,021,719)	(22,502,754)
Service Class	(13,579,789)	(13,187,455)

	(33,601,508)	(35,690,209)

Net increase	33,267,055	7,699,107

7. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

LVIP SSgA Bond Index Fund–66

LVIP SSgA Bond Index Fund

Notes to Financial Statements (continued)

7. Credit and Market Risk (continued)

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Bond Index Fund–67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Bond Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Bond Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Bond Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA Bond Index Fund–68

LVIP SSgA Bond Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP SSgA Bond Index Fund–69

LVIP SSgA Bond Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were above the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Intermediate-Term Bond funds category and the Barclays US Aggregate Bond TR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark over recent periods was largely due to the Fund’s expenses and was satisfactory. The Board considered LIAC’s statement that it remained confident in SSGA’s ability to manage index strategies. The Board concluded that the services provided by SSGA were satisfactory.

Subavisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, and noted that the subadvisory fees for the Fund was lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSgA Bond Index Fund–70

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA Bond Index Fund–71

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Bond Index Fund–72

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Bond Index Fund–73

LVIP SSgA Funds

LVIP SSgA Developed International 150 Fund

LVIP SSgA Emerging Markets 100 Fund

LVIP SSgA Large Cap 100 Fund

LVIP SSgA Small-Mid Cap 200 Fund

each a series of Lincoln Variable

Insurance Products Trust

Annual Report

December 31, 2015

LVIP SSgA Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Developed International 150 Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (4.30%) (Standard Share Class with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI EAFE® NR Index1 returned (0.81%).

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund) to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

Global markets entered the third quarter of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index2 and many country level markets posting double digit gains through the first half of 2015 now were in the red for the year.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through in November and December to close out the fourth quarter.

On an individual security level, the top positive contributors to the Fund’s performance were Eisai Co Ltd., AEON Co. Ltd., and Nokian Renkaat

Oyj. The top negative contributors to the Fund’s performance were Anglo American plc, Teck Resources Limited, and Delta Lloyd N.V.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Developed International 150 Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,312 for the Standard Class shares and to $10,117 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did from 5/1/08 through 12/31/15. The same $10,000 investment would have decreased to $9,993. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSgA Funds–1

LVIP SSgA Developed International 150 Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 4.30%
Five Year	+ 3.02%
Inception (5/1/08)	+ 0.40%
Service Class Shares
One Year	– 4.53%
Five Year	+ 2.76%
Inception (5/1/08)	+ 0.15%

1.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australasia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA Funds–2

LVIP SSgA Emerging Markets 100 Fund

2015 Annual Report Commentary (continued)

Managed by:

The Fund returned (17.04%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI Emerging Market NR Index1 returned (14.92%).

Global markets entered the third quarter of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. That a slowdown in emerging markets should be cause for increasing market jitters is attributable to the outsize contribution they have made to global growth in recent years. Since 2000, emerging markets have provided the majority of global GDP growth, doubling their share of global output from about 20% to near 40% today. Already in 2015, however, the second and fourth largest emerging markets by GDP, Brazil and Russia, respectively, have succumbed to negative growth. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index2 and many country level markets posting double digit gains through the first half of 2015 now were in the red for the year. The period was also punctuated by a resumption of the selloff in commodity prices led by crude oil, taking the Bloomberg Commodity Index3 to a thirteen year low on August 24.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through in November and December to close out the fourth quarter.

On an individual security level, the top positive contributors to the Fund’s performance were Evergrande Real Estate Group Ltd, Inventec Corporation, and Chemical Works of Gedeon Richter Plc. The top negative contributors to the Fund’s performance were Charoen Pokphand Foods Public Co Ltd., Imperial Holdings Limited, and MTN Group Limited.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 6/18/08 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Emerging Markets 100 Fund on 6/18/08 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,734 for the Standard Class shares and to $10,535 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets NR Index did from 6/18/08 through 12/31/15. The same $10,000 investment would have decreased to $8,381. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSgA Funds–3

LVIP SSgA Emerging Markets 100 Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 17.04%
Five Year	– 5.68%
Inception (6/18/08)	+ 0.94%
Service Class Shares
One Year	– 17.25%
Five Year	– 5.92%
Inception (6/18/08)	+ 0.69%

1.

The MSCI Emerging Market NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

3.

The Bloomberg Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

LVIP SSgA Funds–4

LVIP SSgA Large Cap 100 Fund

2015 Annual Report Commentary (continued)

Managed by:

The Fund returned (4.67%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index*, returned 1.38%.

After a turbulent January, 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May, 2015 digesting an initial first quarter 2015 GDP report released on April 29, 2015 showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April, 2015.

After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500® Index for both the second and third quarters and the potential for more of the same in the final quarter of the year. This falloff in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500® index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

On an individual security level, the top positive contributors to the Fund’s performance were Mattel Inc., Microsoft Corporation, and General Electric Company. The top negative contributors to the Fund’s performance were Macy’s Inc., Western Digital Corporation, and Best Buy Co.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Large Cap 100 Fund on 5/1/08 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,476 for the Standard Class shares and to $18,123 for the Service Class shares. For comparison, look at how the S&P 500® Index did from 5/1/08 through 12/31/15. The same $10,000 investment would have increased to $17,449. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 4.67%
Five Year	+ 11.66%
Inception (5/1/08)	+ 8.33%
Service Class Shares
One Year	– 4.91%
Five Year	+ 11.38%
Inception (5/1/08)	+ 8.06%

*	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Funds–5

LVIP SSgA Small-Mid Cap 200 Fund

2015 Annual Report Commentary (continued)

Managed by:

The Fund returned (6.84%) (Standard Class shares with distribution reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 2000® Index1, returned (4.41%).

After a turbulent January, 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May, 2015 digesting an initial first quarter 2015 GDP report released on April 29, 2015 showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April, 2015.

After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500® Index2 for both the second and third quarters and the potential for more of the same in the final quarter of the year. This falloff in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500® index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 5/1/08 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in the LVIP SSgA Small-Mid Cap 200 Fund on 5/1/08 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,469 for the Standard Class shares and to $19,100 for the Service Class shares. For comparison, look at how the Russell 2000® Index did from 5/1/08 through 12/31/15. The same $10,000 investment would have increased to $17,657. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 6.84%
Five Year	+ 7.78%
Inception (5/1/08)	+ 9.07%
Service Class Shares
One Year	– 7.08%
Five Year	+ 7.51%
Inception (5/1/08)	+ 8.80%

1.	The Russell 2000® Index measure the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Funds–6

LVIP SSgA Funds

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Funds do not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LVIP SSgA Developed International 150 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$892.00	0.40%	$1.91
Service Class Shares	1,000.00	890.90	0.65%	3.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.19	0.40%	$2.04
Service Class Shares	1,000.00	1,021.93	0.65%	3.31

LVIP SSgA Emerging Markets 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$805.00	0.47%	$2.14
Service Class Shares	1,000.00	804.00	0.72%	3.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.84	0.47%	$2.40
Service Class Shares	1,000.00	1,021.58	0.72%	3.67

LVIP SSgA Large Cap 100 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$934.40	0.34%	$1.66
Service Class Shares	1,000.00	933.20	0.59%	2.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.49	0.34%	$1.73
Service Class Shares	1,000.00	1,022.23	0.59%	3.01

LVIP SSgA Funds–7

LVIP SSgA Funds

Disclosure

    OF FUND EXPENSES (continued)

LVIP SSgA Small-Mid Cap 200 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$892.50	0.41%	$1.96
Service Class Shares	1,000.00	891.40	0.66%	3.15
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.88	0.66%	3.36

*	“Expenses Paid During Period” are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Funds–8

LVIP SSgA Developed International 150 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets

Common Stock	97.73%
Australia	5.20%
Austria	1.38%
Belgium	2.41%
Canada	1.32%
Denmark	1.72%
Finland	2.11%
France	7.84%
Germany	4.64%
Hong Kong	10.06%
Israel	2.48%
Italy	0.64%
Japan	28.16%
Netherlands	1.36%
Norway	0.58%
Portugal	0.69%
Singapore	3.70%
Spain	2.95%
Sweden	2.89%
Switzerland	3.69%
United Kingdom	13.91%
Rights	0.02%
Money Market Fund	1.52%
Total Value of Securities	99.27%
Receivables and Other Assets Net of Liabilities	0.73%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Aerospace & Defense	1.18%
Air Freight & Logistics	0.74%
Airlines	1.66%
Auto Components	3.88%
Automobiles	3.80%
Banks	6.76%
Beverages	0.79%
Chemicals	0.54%
Construction & Engineering	3.33%
Diversified Financial Services	2.14%
Diversified Telecommunication Services	3.28%
Electric Utilities	3.11%
Electronic Equipment, Instruments & Components	0.61%
Food & Staples Retailing	4.39%

Sector	Percentage of Net Assets

Food Products	1.39%
Health Care Providers & Services	0.62%
Hotels, Restaurants & Leisure	0.78%
Household Durables	1.74%
Household Products	0.94%
Industrial Conglomerates	2.76%
Insurance	7.08%
IT Services	0.84%
Machinery	2.35%
Marine	0.96%
Media	1.88%
Metals & Mining	5.81%
Multi-Utilities	1.28%
Oil, Gas & Consumable Fuels	4.78%
Paper & Forest Products	0.70%
Pharmaceuticals	5.29%
Real Estate Investment Trusts	2.55%
Real Estate Management & Development	5.64%
Road & Rail	1.40%
Specialty Retail	1.45%
Technology Hardware, Storage & Peripherals	4.82%
Textiles, Apparel & Luxury Goods	0.54%
Tobacco	0.86%
Trading Companies & Distributors	3.77%
Transportation Infrastructure	0.58%
Wireless Telecommunication Services	0.73%
Total	97.75%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Aeon	1.02%
CK Hutchison Holdings	0.99%
Ageas	0.96%
Svenska Cellulosa Class B	0.94%
Daiichi Sankyo	0.92%
Bezeq The Israeli Telecommunication	0.89%
Persimmon	0.88%
Nokian Renkaat	0.88%
Aisin Seiki	0.88%
FUJIFILM Holdings	0.87%
Total	9.23%

IT–Information Technology

LVIP SSgA Funds–9

LVIP SSgA Developed International 100 Fund

Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets

Common Stock	98.73%
Brazil	4.70%
Chile	1.09%
Greece	1.23%
Hong Kong	36.38%
Hungary	1.59%
India	1.29%
Indonesia	0.81%
Malaysia	2.79%
Mexico	1.12%
Poland	2.17%
Qatar	1.04%
Republic of Korea	13.57%
Russia	2.93%
South Africa	3.73%
Taiwan	16.35%
Thailand	3.75%
Turkey	1.69%
United Arab Emirates	2.50%
Money Market Fund	0.51%
Total Value of Securities	99.24%
Receivables and Other Assets Net of Liabilities	0.76%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Auto Components	2.01%
Automobiles	4.61%
Banks	19.95%
Beverages	1.12%
Capital Markets	0.94%
Chemicals	1.04%
Construction & Engineering	3.30%
Construction Materials	2.22%
Distributors	0.61%
Diversified Consumer Services	0.94%
Diversified Telecommunication Services	1.76%
Electric Utilities	0.72%
Electrical Equipment	1.01%

Sector	Percentage of Net Assets

Electronic Equipment, Instruments & Components	2.51%
Food & Staples Retailing	3.60%
Food Products	3.75%
Health Care Providers & Services	3.24%
Hotels, Restaurants & Leisure	1.23%
Independent Power & Renewable Electricity Producers	1.93%
Industrial Conglomerates	4.66%
Machinery	0.33%
Metals & Mining	3.62%
Multiline Retail	1.17%
Multi-Utilities	1.01%
Oil, Gas & Consumable Fuels	5.35%
Pharmaceuticals	3.15%
Real Estate Management & Development	8.02%
Technology Hardware, Storage & Peripherals	6.53%
Textiles, Apparel & Luxury Goods	0.84%
Tobacco	1.37%
Trading Companies & Distributors	0.65%
Transportation Infrastructure	1.27%
Water Utilities	1.05%
Wireless Telecommunication Services	3.22%
Total	98.73%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Evergrande Real Estate Group	2.30%
Richter Gedeon	1.59%
CSPC Pharmaceutical Group	1.56%
Longfor Properties	1.41%
China Resources Beer Holdings	1.39%
KT&G	1.37%
LG	1.35%
Kia Motors	1.35%
Country Garden Holdings	1.32%
CITIC	1.31%
Total	14.95%

LVIP SSgA Funds–10

LVIP SSgA Developed International 100 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.33%
Aerospace & Defense	1.01%
Auto Components	2.05%
Automobiles	2.70%
Banks	5.37%
Biotechnology	0.61%
Chemicals	3.25%
Commercial Services & Supplies	1.16%
Communications Equipment	3.16%
Consumer Finance	0.60%
Diversified Financial Services	0.91%
Diversified Telecommunication Services	0.77%
Electric Utilities	2.87%
Electrical Equipment	1.73%
Electronic Equipment, Instruments & Components	0.86%
Energy Equipment & Services	0.73%
Food & Staples Retailing	0.79%
Food Products	6.39%
Health Care Equipment & Supplies	2.54%
Health Care Providers & Services	6.42%
Hotels, Restaurants & Leisure	2.15%
Household Durables	1.27%
Household Products	1.02%
Industrial Conglomerates	1.33%
Insurance	9.71%
IT Services	1.85%
Leisure Products	1.27%
Life Sciences Tools & Services	1.09%
Machinery	5.51%
Media	2.87%
Metals & Mining	1.27%
Multiline Retail	1.26%
Multi-Utilities	2.11%
Oil, Gas & Consumable Fuels	5.33%
Paper & Forest Products	0.74%
Pharmaceuticals	3.06%
Real Estate Investment Trusts	0.92%
Road & Rail	0.86%
Semiconductors & Semiconductor Equipment	2.46%
Software	3.33%
Specialty Retail	1.47%
Technology Hardware, Storage & Peripherals	2.63%
Textiles, Apparel & Luxury Goods	0.90%

Security Type/Sector	Percentage of Net Assets

Money Market Fund	1.40%
Short-Term Investments	0.13%
Total Value of Securities	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Microsoft	1.43%
Mondelez International	1.35%
General Electric	1.33%
Juniper Networks	1.31%
Carnival	1.30%
DR Horton	1.27%
Mattel	1.27%
Xilinx	1.24%
Cigna	1.23%
Kellogg	1.22%
Total	12.95%

IT–Information Technology

LVIP SSgA Funds–11

LVIP SSgA Developed International 200 Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	96.84%
Aerospace & Defense	0.76%
Auto Components	0.55%
Banks	2.35%
Biotechnology	0.84%
Building Products	0.73%
Capital Markets	0.72%
Chemicals	0.55%
Commercial Services & Supplies	4.47%
Communications Equipment	3.08%
Diversified Consumer Services	0.69%
Diversified Telecommunication Services	0.51%
Electric Utilities	1.30%
Electrical Equipment	0.15%
Electronic Equipment, Instruments & Components	5.01%
Energy Equipment & Services	2.35%
Food & Staples Retailing	0.44%
Food Products	1.83%
Gas Utilities	0.75%
Health Care Equipment & Supplies	5.73%
Health Care Providers & Services	6.58%
Health Care Technology	1.31%
Hotels, Restaurants & Leisure	0.52%
Household Durables	3.11%
Household Products	0.67%
Insurance	7.03%
Internet Software & Services	0.90%
IT Services	2.60%
Life Sciences Tools & Services	0.61%
Machinery	4.45%
Media	2.88%
Metals & Mining	3.27%
Multi-Utilities	1.25%
Oil, Gas & Consumable Fuels	0.70%
Paper & Forest Products	0.46%
Pharmaceuticals	0.36%
Professional Services	0.28%
Real Estate Investment Trusts	9.75%
Semiconductors & Semiconductor Equipment	3.88%
Software	1.29%
Specialty Retail	4.92%
Technology Hardware, Storage & Peripherals	0.43%
Textiles, Apparel & Luxury Goods	0.61%
Thrifts & Mortgage Finance	2.52%
Tobacco	0.70%

Security Type/Sector	Percentage of Net Assets

Trading Companies & Distributors	2.40%
Wireless Telecommunication Services	0.55%
Money Market Fund	2.74%
Short-Term Investments	0.14%
Total Value of Securities	99.72%
Receivables and Other Assets Net of Liabilities	0.28%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

LHC Group	0.83%
Ennis	0.79%
Symetra Financial	0.79%
Leidos Holdings	0.78%
National Presto Industries	0.76%
Assurant	0.76%
AGL Resources	0.75%
NETGEAR	0.75%
Fabrinet	0.74%
Universal Forest Products	0.73%
Total	7.68%

IT–Information Technology

LVIP SSgA Funds–12

LVIP SSgA Developed International 150 Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–97.73%
Australia–5.20%
Aurizon Holdings	1,606,681	$5,101,614
Bendigo & Adelaide Bank	618,525	5,351,249
BHP Billiton	257,216	3,310,939
Orica	396,451	4,442,637
Rio Tinto	139,032	4,497,158
Santos	1,651,577	4,399,827
Sonic Healthcare	394,969	5,114,776
†South32	237,110	182,186
†South32 ( London Stock Exchange)	249,730	192,203
Wesfarmers	182,380	5,499,539
Woolworths	273,570	4,854,821

		42,946,949

Austria–1.38%
OMV	221,806	6,295,730
voestalpine	165,893	5,074,134

		11,369,864

Belgium–2.41%
Ageas	170,750	7,924,804
Groupe Bruxelles Lambert	74,000	6,331,695
Proximus SADP	173,186	5,635,374

		19,891,873

Canada–1.32%
RioCan Real Estate Investment Trust	267,766	4,583,530
Shaw Communications Class B	270,296	4,648,322
Teck Resources Class B	429,463	1,657,092

		10,888,944

Denmark–1.72%
AP Moeller - Maersk Class B	2,670	3,482,139
Carlsberg Class B	73,634	6,522,695
TDC	846,484	4,214,250

		14,219,084

Finland–2.11%
Fortum	288,040	4,339,537
Nokian Renkaat	204,064	7,285,010
UPM-Kymmene	313,257	5,815,448

		17,439,995

France–7.84%
AXA	242,459	6,624,542
Bouygues	152,803	6,058,459
Casino Guichard Perrachon	67,985	3,123,133
Cie Generale des Etablissements Michelin	61,375	5,841,562
Electricite de France	251,557	3,704,631
Engie	304,648	5,396,049
Rexel	327,386	4,359,197
Sanofi	61,686	5,256,748
SCOR	183,815	6,877,626
TOTAL	124,037	5,560,496

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Vinci	104,231	$6,680,354
Vivendi	245,502	5,272,416

		64,755,213

Germany–4.64%
Allianz	35,205	6,205,583
Bayerische Motoren Werke	48,778	5,138,600
Daimler	64,023	5,349,132
†Deutsche Lufthansa	434,183	6,838,530
Muenchener Rueckversicherungs- Gesellschaft in Muenchen	28,312	5,640,543
Siemens	56,435	5,459,603
Volkswagen	24,145	3,710,113

		38,342,104

■Hong Kong–10.06%
Bank of East Asia	1,572,430	5,832,819
Cheung Kong Property Holdings	615,011	3,978,444
CK Hutchison Holdings	611,003	8,212,949
Hang Lung Properties	2,251,000	5,100,381
Henderson Land Development	975,688	5,951,631
Li & Fung	6,552,000	4,430,972
Link REIT	987,881	5,889,554
MTR	1,311,055	6,473,665
New World Development	5,617,886	5,516,346
Power Assets Holdings	620,000	5,683,810
Sino Land	3,874,512	5,644,145
Sun Hung Kai Properties	402,304	4,835,465
Swire Pacific Class A	461,876	5,159,145
Swire Properties	1,893,473	5,444,305
Wharf Holdings	894,776	4,933,265

		83,086,896

Israel–2.48%
Bank Hapoalim	1,309,438	6,758,456
Bezeq The Israeli Telecommunication	3,335,906	7,342,591
Teva Pharmaceutical Industries	98,209	6,406,422

		20,507,469

Italy–0.64%
Eni	352,533	5,237,765

		5,237,765

Japan–28.16%
Aeon	548,500	8,450,719
Aisin Seiki	167,900	7,225,846
Bridgestone	153,623	5,269,267
Brother Industries	378,400	4,346,787
Canon	175,744	5,316,040
Daiichi Sankyo	369,200	7,619,863
FUJIFILM Holdings	172,437	7,195,928
Hitachi	889,631	5,040,774
Honda Motor	180,900	5,781,602

LVIP SSgA Funds–13

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
ITOCHU	543,200	$6,424,947
Japan Airlines	192,561	6,892,031
Japan Tobacco	194,100	7,125,847
JFE Holdings	268,501	4,215,935
JGC	307,000	4,698,815
Kobe Steel	3,251,815	3,533,002
Komatsu	302,500	4,949,436
Konica Minolta	584,800	5,856,634
Marubeni	994,900	5,114,665
Mitsubishi	292,033	4,857,218
Mitsubishi Heavy Industries	1,100,000	4,809,552
Mitsubishi Materials	1,796,000	5,656,535
Mitsubishi Tanabe Pharma	352,900	6,079,732
Mitsubishi UFJ Financial Group	957,532	5,930,945
Mitsui	430,600	5,116,194
Mitsui OSK Lines	1,775,000	4,476,857
Mizuho Financial Group	3,288,500	6,576,728
NEC	2,064,000	6,539,554
Nissan Motor	583,950	6,114,136
Nomura Research Institute	180,620	6,936,202
Otsuka Holdings	196,882	6,994,717
Resona Holdings	1,151,034	5,589,460
Ricoh	550,400	5,667,125
Seiko Epson	317,805	4,893,726
Sekisui House	423,101	7,113,622
Sumitomo Electric Industries	455,600	6,433,183
Sumitomo Metal Mining	402,049	4,880,237
Sumitomo Mitsui Financial Group	155,000	5,849,619
Toyota Motor	85,782	5,282,152
Toyota Tsusho	224,026	5,240,378
Yamada Denki	1,474,200	6,367,584

		232,463,594

Netherlands–1.36%
Boskalis Westminster	121,228	4,944,929
Delta Lloyd	324,210	1,911,110
Royal Dutch Shell Class B	192,569	4,388,975

		11,245,014

Norway–0.58%
Statoil	339,450	4,741,491

		4,741,491

Portugal–0.69%
EDP - Energias de Portugal	1,573,625	5,670,049

		5,670,049

Singapore–3.70%
Ascendas Real Estate Investment Trust	3,301,100	5,290,728
CapitaLand Mall Trust	3,861,700	5,240,086
Hutchison Port Holdings Trust	8,988,600	4,749,765
Keppel	937,200	4,281,445
Singapore Press Holdings	2,028,600	5,623,050

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Singapore (continued)
Wilmar International	2,613,900	$5,393,533

		30,578,607

Spain–2.95%
ACS Actividades de Construccion y Servicios	174,621	5,108,738
Banco Santander	847,430	4,168,631
Endesa	314,020	6,308,261
Repsol	334,988	3,687,803
Telefonica	456,306	5,061,993

		24,335,426

Sweden–2.89%
Investment Kinnevik Class B	184,215	5,672,412
Investor Class B	154,396	5,672,435
Svenska Cellulosa Class B	267,105	7,738,488
TeliaSonera	962,968	4,780,600

		23,863,935

Switzerland–3.69%
Baloise Holding	45,449	5,760,132
†Glencore	1,406,036	1,863,242
Novartis	61,730	5,309,970
†Swiss Life Holding	24,499	6,598,802
Swiss Re	63,418	6,193,802
†Zurich Insurance Group	18,282	4,696,646

		30,422,594

United Kingdom–13.91%
Anglo American	388,178	1,703,077
Antofagasta	576,776	3,967,665
AstraZeneca	88,386	5,970,443
BHP Billiton	270,907	3,021,208
BP	929,365	4,829,781
Centrica	1,604,701	5,152,826
Cobham	1,361,899	5,687,319
HSBC Holdings	721,904	5,699,059
J Sainsbury	1,568,622	5,973,834
Kingfisher	1,156,151	5,599,989
Meggitt	738,339	4,076,699
†Melrose Industries	1,439,317	6,165,437
†Persimmon	244,302	7,288,593
Rio Tinto	144,112	4,196,002
Royal Dutch Shell Class A	6,390	144,733
Royal Mail	937,558	6,141,099
Smiths Group	351,672	4,863,404
Standard Chartered	488,423	4,052,658
Tate & Lyle	694,637	6,118,806
†Tesco	1,741,905	3,827,576
Vodafone Group	1,851,208	6,003,239
Weir Group	235,157	3,454,291
William Hill	1,097,227	6,403,740

LVIP SSgA Funds–14

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
WM Morrison Supermarkets	2,055,612	$4,479,082

		114,820,560

Total Common Stock (Cost $890,152,287)		806,827,426

RIGHTS–0.02%
Ascendas Real Estate Investment Trust, exercise price SGD 2.218, expiration date 1/13/16	123,791	5,413
†@Repsol, exercise price EUR 0.46, expiration date 1/8/16	334,988	167,091

Total Rights (Cost $168,260)		172,504

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–1.52%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	12,581,811	$12,581,811

Total Money Market Fund (Cost $12,581,811)		12,581,811

TOTAL VALUE OF SECURITIES–99.27% (Cost $902,902,358)	819,581,741
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.73%	6,031,036

NET ASSETS APPLICABLE TO 107,728,133 SHARES OUTSTANDING–100.00%	$825,612,777

NET ASSET VALUE PER SHARE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($682,485,668 / 89,062,900 Shares)	$7.663

NET ASSET VALUE PER SHARE–LVIP SSgA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($143,127,109 / 18,665,233 Shares)	$7.668

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$899,531,273
Undistributed net investment income	197,738
Accumulated net realized gain on investments	9,255,225
Net unrealized depreciation of investments and derivatives	(83,371,459)

Total net assets	$825,612,777

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 9.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«	Includes $418,294 cash collateral held at broker for futures contracts, $261,970 due to manager and affiliates and, $109,636 payable for fund shares redeemed as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $167,091, which represents 0.02% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

LVIP SSgA Funds–15

LVIP SSgA Developed International 150 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
241 E-mini MSCI EAFE Index	$20,357,429	$20,463,310	3/19/16	$105,881

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–16

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–98.73%
Brazil–4.70%
Banco do Brasil	1,046,226	$3,893,499
BR Malls Participacoes	1,404,000	3,934,660
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,340,127	6,164,584
Kroton Educacional	2,301,200	5,536,870
†Petroleo Brasileiro ADR	1,278,212	4,345,921
Tim Participacoes	2,142,400	3,710,580

		27,586,114

Chile–1.09%
Cencosud	3,216,247	6,422,871

		6,422,871

Greece–1.23%
OPAP	823,494	7,226,059

		7,226,059

■Hong Kong–36.38%
Agricultural Bank of China	15,072,000	6,133,483
Bank of China	12,961,100	5,750,939
Bank of Communications	8,724,000	6,117,863
Belle International Holdings	6,559,000	4,907,428
†China CITIC Bank	9,898,000	6,379,307
China Communications Construction	5,840,000	5,917,062
China Construction Bank	8,810,000	6,009,647
China Merchants Bank	3,129,000	7,324,395
China Minsheng Banking	6,243,500	6,159,124
China Mobile	554,500	6,241,430
China National Building Material	7,730,000	3,677,204
China Railway Construction	5,754,000	7,081,750
China Railway Group	8,497,000	6,408,262
China Resources Beer Holdings	3,815,276	8,140,493
China Resources Power Holdings	2,990,238	5,785,166
China Telecom	11,770,000	5,490,246
CITIC	4,364,000	7,694,690
CNOOC	5,325,000	5,542,061
Country Garden Holdings	19,050,733	7,764,181
CSPC Pharmaceutical Group	8,990,000	9,165,260
Dongfeng Motor Group	4,636,000	6,141,316
Evergrande Real Estate Group	15,438,000	13,515,397
Guangzhou Automobile Group	7,920,000	7,036,383
Huaneng Power International	6,512,000	5,576,097
Industrial & Commercial Bank of China	10,168,000	6,094,810
Jiangsu Expressway	5,576,000	7,483,513
Jiangxi Copper	4,209,000	4,967,888
Longfor Properties	5,579,000	8,297,559
Shanghai Pharmaceuticals Holding	2,960,800	6,381,657
Shimao Property Holdings	3,594,000	6,335,272
Sinopharm Group	1,897,600	7,575,548
Sun Art Retail Group	8,751,000	6,584,031

		213,679,462

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Hungary–1.59%
Richter Gedeon	494,952	$9,343,588

		9,343,588

India–1.29%
Cairn India	2,058,590	4,278,113
Vedanta	2,445,044	3,306,271

		7,584,384

Indonesia–0.81%
Indofood Sukses Makmur	12,827,500	4,773,788

		4,773,788

Malaysia–2.79%
AMMB Holdings	4,293,300	4,518,062
IOI	5,744,700	5,949,696
YTL	16,238,400	5,924,771

		16,392,529

Mexico–1.12%
Coca-Cola Femsa	917,100	6,561,433

		6,561,433

Poland–2.17%
KGHM Polska Miedz	229,441	3,700,738
Orange Polska	2,894,228	4,839,883
PGE Polska Grupa Energetyczna	1,296,271	4,202,390

		12,743,011

Qatar–1.04%
Industries Qatar	199,991	6,082,561

		6,082,561

Republic of Korea–13.57%
Daewoo Shipbuilding & Marine Engineering	456,030	1,939,689
DGB Financial Group	661,239	5,621,657
Hyundai Mobis	32,652	6,817,867
Hyundai Motor	47,611	5,992,666
Industrial Bank of Korea	608,050	6,345,117
Kia Motors	177,636	7,904,673
KT&G	90,900	8,061,409
LG	132,269	7,934,841
Lotte Shopping	34,963	6,863,889
POSCO	31,668	4,427,071
Samsung Electronics	5,707	6,074,603
Shinhan Financial Group	192,090	6,439,515
SK Telecom	28,805	5,261,118

		79,684,115

Russia–2.93%
@Gazprom ADR	1,604,383	5,965,486
Lukoil ADR	159,188	5,153,137
Rosneft GDR	1,755,262	6,118,496

		17,237,119

LVIP SSgA Funds–17

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
South Africa–3.73%
Barloworld	952,534	$3,832,539
Imperial Holdings	463,130	3,590,970
Life Healthcare Group Holdings	2,230,199	5,063,752
MTN Group	430,138	3,706,345
Tiger Brands	278,015	5,696,159

		21,889,765

Taiwan–16.35%
Asia Cement	5,864,000	4,869,216
Asustek Computer	717,000	5,907,767
AU Optronics	14,528,000	4,274,088
Cheng Shin Rubber Industry	3,091,000	4,985,367
Compal Electronics	8,875,000	4,956,043
Far Eastern New Century	7,265,480	5,664,211
Inventec	9,631,000	6,265,442
Lite-On Technology	5,634,836	5,422,770
Mega Financial Holding	9,692,833	6,235,999
Quanta Computer	3,033,000	4,855,477
SinoPac Financial Holdings	18,961,702	5,372,693
Synnex Technology International	5,296,000	5,127,532
†Taishin Financial Holding	17,215,000	5,935,540
Taiwan Cement	5,428,000	4,484,178
Teco Electric and Machinery	7,493,000	5,958,139
Wistron	8,750,306	4,898,941
WPG Holdings	5,614,000	5,318,291
Yuanta Financial Holding	15,002,934	5,491,650

		96,023,344

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Thailand–3.75%
Bangkok Bank NVDR	1,322,800	$5,573,834
Charoen Pokphand Foods-Foreign	11,026,278	5,600,358
Krung Thai Bank NVDR	10,420,100	4,799,705
PTT Global Chemical NVDR	4,404,331	6,084,752

		22,058,649

Turkey–1.69%
Eregli Demir ve Celik Fabrikalari	4,696,649	4,887,593
Turkiye Is Bankasi Class C	3,191,342	5,021,946

		9,909,539

United Arab Emirates–2.50%
Aldar Properties	11,561,444	7,233,359
Dubai Islamic Bank	4,465,685	7,475,349

		14,708,708

Total Common Stock (Cost $730,451,320)		579,907,039

MONEY MARKET FUND–0.51%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	3,020,340	3,020,340

Total Money Market Fund (Cost $3,020,340)		3,020,340

TOTAL VALUE OF SECURITIES–99.24% (Cost $733,471,660)	582,927,379
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.76%	4,473,334

NET ASSETS APPLICABLE TO 80,177,570 SHARES OUTSTANDING–100.00%	$587,400,713

NET ASSET VALUE PER SHARE–LVIP SSgA EMERGING MARKETS 100 FUND STANDARD CLASS ($421,227,684 / 57,504,794 Shares)	$7.325

NET ASSET VALUE PER SHARE–LVIP SSgA EMERGING MARKETS 100 FUND SERVICE CLASS ($166,173,029 / 22,672,776 Shares)	$7.329

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$790,644,740
Undistributed net investment income	742,150
Accumulated net realized loss on investments	(53,435,298)
Net unrealized depreciation of investments and derivatives	(150,550,879)

Total net assets	$587,400,713

Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 10.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«

Includes $3 cash due to custodian, $307,044 cash collateral held at broker for futures contracts, $206,916 due to manager and affiliates, and $164,717 payable for fund shares redeemed as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $5,965,486, which represents 1.02% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

LVIP SSgA Funds–18

LVIP SSgA Emerging Markets 100 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
198 E-mini MSCI Emerging Markets Index	$7,766,694	$7,796,250	3/19/16	$29,556

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

GDR–Global Depositary Receipt

NVDR–Non-Voting Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–19

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.33%
Aerospace & Defense–1.01%
L-3 Communications Holdings	82,522	$9,862,204

		9,862,204

Auto Components–2.05%
Johnson Controls	209,882	8,288,240
Lear	95,299	11,705,576

		19,993,816

Automobiles–2.70%
Ford Motor	644,846	9,085,880
General Motors	276,395	9,400,194
Harley-Davidson	172,155	7,814,115

		26,300,189

Banks–5.37%
BB&T	267,077	10,098,181
CIT Group	233,135	9,255,460
Fifth Third Bancorp	540,810	10,870,281
JPMorgan Chase	173,419	11,450,857
Regions Financial	1,108,894	10,645,382

		52,320,161

Biotechnology–0.61%
Baxalta	151,738	5,922,334

		5,922,334

Chemicals–3.25%
Dow Chemical	220,315	11,341,816
Eastman Chemical	150,040	10,129,200
LyondellBasell Industries Class A	117,491	10,209,968

		31,680,984

Commercial Services & Supplies–1.16%
Republic Services	256,214	11,270,854

		11,270,854

Communications Equipment–3.16%
Cisco Systems	381,125	10,349,449
Juniper Networks	462,729	12,771,320
QUALCOMM	153,741	7,684,744

		30,805,513

Consumer Finance–0.60%
Navient	512,115	5,863,717

		5,863,717

Diversified Financial Services–0.91%
Voya Financial	238,899	8,817,762

		8,817,762

Diversified Telecommunication Services–0.77%
CenturyLink	298,734	7,516,147

		7,516,147

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities–2.87%
Duke Energy	138,847	$9,912,287
Entergy	134,905	9,222,106
Exelon	317,477	8,816,336

		27,950,729

Electrical Equipment–1.73%
Eaton	154,817	8,056,677
Emerson Electric	182,810	8,743,802

		16,800,479

Electronic Equipment, Instruments & Components–0.86%
Corning	459,478	8,399,258

		8,399,258

Energy Equipment & Services–0.73%
National Oilwell Varco	210,947	7,064,615

		7,064,615

Food & Staples Retailing–0.79%
Wal-Mart Stores	126,026	7,725,394

		7,725,394

Food Products–6.39%
Archer-Daniels-Midland	222,992	8,179,347
Bunge	131,521	8,980,254
JM Smucker	90,194	11,124,528
Kellogg	163,909	11,845,703
Kraft Heinz	122,333	8,900,949
Mondelez International	294,289	13,195,919

		62,226,700

Health Care Equipment & Supplies–2.54%
Baxter International	151,738	5,788,805
St. Jude Medical	158,170	9,770,161
Zimmer Biomet Holdings	89,272	9,158,414

		24,717,380

Health Care Providers & Services–6.42%
Aetna	97,467	10,538,132
Anthem	67,571	9,422,100
Cigna	81,787	11,967,892
Quest Diagnostics	136,026	9,676,890
UnitedHealth Group	88,805	10,447,020
Universal Health Services Class B	87,990	10,513,925

		62,565,959

Hotels, Restaurants & Leisure–2.15%
Carnival	232,396	12,660,934
Las Vegas Sands	188,728	8,273,836

		20,934,770

Household Durables–1.27%
DR Horton	386,848	12,390,741

		12,390,741

LVIP SSgA Funds–20

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Products–1.02%
Procter & Gamble	125,636	$9,976,755

		9,976,755

Industrial Conglomerates–1.33%
General Electric	416,297	12,967,652

		12,967,652

Insurance–9.71%
ACE	92,803	10,844,031
Aflac	162,622	9,741,058
American International Group	190,556	11,808,755
Cincinnati Financial	194,842	11,528,801
Everest Re Group	59,172	10,833,801
MetLife	204,090	9,839,179
Principal Financial Group	203,154	9,137,867
Prudential Financial	129,009	10,502,623
Unum Group	309,561	10,305,286

		94,541,401

IT Services–1.85%
Western Union	532,422	9,535,678
Xerox	802,207	8,527,460

		18,063,138

Leisure Products–1.27%
Mattel	453,702	12,327,083

		12,327,083

Life Sciences Tools & Services–1.09%
Agilent Technologies	253,618	10,603,769

		10,603,769

Machinery–5.51%
Caterpillar	129,227	8,782,267
Cummins	75,514	6,645,987
Deere	117,345	8,949,903
Dover	148,563	9,108,398
Parker-Hannifin	87,972	8,531,525
Stanley Black & Decker	108,830	11,615,426

		53,633,506

Media–2.87%
Comcast Class A	184,662	10,420,477
Gannett	143,177	2,332,353
TEGNA	286,254	7,305,202
Time Warner	121,830	7,878,746

		27,936,778

Metals & Mining–1.27%
Freeport-McMoRan	529,429	3,584,234
Nucor	219,177	8,832,833

		12,417,067

Multiline Retail–1.26%
Kohl’s	137,690	6,558,175

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
Macy’s	163,181	$5,708,071

		12,266,246

Multi-Utilities–2.11%
CenterPoint Energy	505,597	9,282,761
Consolidated Edison	175,602	11,285,941

		20,568,702

Oil, Gas & Consumable Fuels–5.33%
Chevron	98,118	8,826,695
ConocoPhillips	163,244	7,621,862
Exxon Mobil	122,458	9,545,601
Marathon Oil	391,338	4,926,945
Occidental Petroleum	139,983	9,464,251
Valero Energy	162,900	11,518,659

		51,904,013

Paper & Forest Products–0.74%
International Paper	190,483	7,181,209

		7,181,209

Pharmaceuticals–3.06%
Johnson & Johnson	103,073	10,587,659
Merck	179,200	9,465,344
Pfizer	302,235	9,756,146

		29,809,149

Real Estate Investment Trusts–0.92%
Annaly Capital Management	954,095	8,949,411

		8,949,411

Road & Rail–0.86%
Norfolk Southern	99,373	8,405,962

		8,405,962

Semiconductors & Semiconductor Equipment–2.46%
Intel	343,243	11,824,721
Xilinx	258,235	12,129,298

		23,954,019

Software–3.33%
CA	324,339	9,263,122
Microsoft	250,558	13,900,958
Symantec	443,420	9,311,820

		32,475,900

Specialty Retail–1.47%
Best Buy	268,801	8,184,990
Staples	644,451	6,102,951

		14,287,941

Technology Hardware, Storage & Peripherals–2.63%
EMC	399,966	10,271,127
Hewlett Packard Enterprise	322,496	4,901,939
HP	322,496	3,818,353

LVIP SSgA Funds–21

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital	110,273	$6,621,894

		25,613,313

Textiles, Apparel & Luxury Goods–0.90%
Ralph Lauren	78,197	8,717,402

		8,717,402

Total Common Stock (Cost $914,187,044)		957,730,122

MONEY MARKET FUND–1.40%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	13,663,063	13,663,063

Total Money Market Fund (Cost $13,663,063)		13,663,063

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–0.13%
≠U.S. Treasury Obligations–0.13%
U.S. Treasury Bills ¥0.01% 3/10/16	850,000	$849,826
¥0.01% 3/17/16	420,000	419,922

Total Short-Term Investments (Cost $1,269,741)		1,269,748

TOTAL VALUE OF SECURITIES–99.86% (Cost $929,119,848)	972,662,933
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	1,354,868

NET ASSETS APPLICABLE TO 75,648,345 SHARES OUTSTANDING–100.00%	$974,017,801

NET ASSET VALUE PER SHARE–LVIP SSgA LARGE CAP 100 FUND STANDARD CLASS ($674,161,860 / 52,349,966 Shares)	$12.878

NET ASSET VALUE PER SHARE–LVIP SSgA LARGE CAP 100 FUND SERVICE CLASS ($299,855,941 / 23,298,379 Shares)	$12.870

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$810,884,712
Accumulated net realized gain on investments	119,448,995
Net unrealized appreciation of investments and derivatives	43,684,094

Total net assets	$974,017,801

«	Includes $308,049 cash collateral due to brokers for futures contracts, $325,677 due to manager and affiliates, and $173,607 payable for fund shares redeemed as of December 31, 2015.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

LVIP SSgA Funds–22

LVIP SSgA Large Cap 100 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
174 E-mini S&P 500 Index	$17,566,971	$17,707,980	3/19/16	$141,009

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Notes 7 in “Notes to Financial Statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–23

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–96.84%
Aerospace & Defense–0.76%
National Presto Industries	20,353	$1,686,450

		1,686,450

Auto Components–0.55%
Superior Industries International	66,050	1,216,641

		1,216,641

Banks–2.35%
First Niagara Financial Group	142,971	1,551,235
Hancock Holding	43,200	1,087,344
Trustmark	53,000	1,221,120
Valley National Bancorp	134,700	1,326,795

		5,186,494

Biotechnology–0.84%
PDL BioPharma	177,300	627,642
†Xencor	84,500	1,235,390

		1,863,032

Building Products–0.73%
Universal Forest Products	23,700	1,620,369

		1,620,369

Capital Markets–0.72%
Arlington Asset Investment Class A	50,083	662,598
Calamos Asset Management Class A	96,500	934,120

		1,596,718

Chemicals–0.55%
Huntsman	58,300	662,871
Kronos Worldwide	99,400	560,616

		1,223,487

Commercial Services & Supplies–4.47%
Brady Class A	45,378	1,042,786
†Civeo	484,100	687,422
Ennis	90,783	1,747,573
Essendant	31,864	1,035,899
Kimball International Class B	125,200	1,223,204
McGrath RentCorp	38,364	966,389
Quad Graphics	54,976	511,277
Tetra Tech	52,300	1,360,846
Viad	46,100	1,301,403

		9,876,799

Communications Equipment–3.08%
ADTRAN	69,100	1,189,902
Black Box	59,813	570,018
Brocade Communications Systems	108,400	995,112
Comtech Telecommunications	43,810	880,143
Harris	17,300	1,503,370
†NETGEAR	39,460	1,653,769

		6,792,314

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Consumer Services–0.69%
DeVry Education Group	37,600	$951,656
Graham Holdings	1,200	581,964

		1,533,620

Diversified Telecommunication Services–0.51%
†Iridium Communications	134,650	1,132,407

		1,132,407

Electric Utilities–1.30%
Empire District Electric	51,385	1,442,377
Westar Energy	33,607	1,425,273

		2,867,650

Electrical Equipment–0.15%
Global Power Equipment Group	95,554	332,528

		332,528

Electronic Equipment, Instruments & Components–5.01%
Avnet	29,123	1,247,629
AVX	89,629	1,088,096
CTS	71,700	1,264,788
Daktronics	118,200	1,030,704
Dolby Laboratories Class A	33,300	1,120,545
†Fabrinet	68,367	1,628,502
†Kimball Electronics	94,300	1,036,357
SYNNEX	16,730	1,504,529
Vishay Intertechnology	95,225	1,147,461

		11,068,611

Energy Equipment & Services–2.35%
Atwood Oceanics	43,900	449,097
CARBO Ceramics	41,000	705,200
Diamond Offshore Drilling	46,918	989,970
†Hornbeck Offshore Services	63,500	631,190
Nabors Industries	92,000	782,920
Rowan	70,100	1,188,195
Tidewater	62,203	432,933

		5,179,505

Food & Staples Retailing–0.44%
Andersons	31,000	980,530

		980,530

Food Products–1.83%
Cal-Maine Foods	32,600	1,510,684
Fresh Del Monte Produce	32,961	1,281,524
Sanderson Farms	16,100	1,248,072

		4,040,280

Gas Utilities–0.75%
AGL Resources	26,100	1,665,441

		1,665,441

Health Care Equipment & Supplies–5.73%
Analogic	14,112	1,165,651

LVIP SSgA Funds–24

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
CONMED	25,694	$1,131,821
@CryoLife	126,774	1,366,624
DENTSPLY International	24,979	1,519,972
†Greatbatch	22,800	1,197,000
†Halyard Health	25,900	865,319
Hill-Rom Holdings	26,510	1,274,071
Meridian Bioscience	66,100	1,356,372
STERIS	18,561	1,398,386
Teleflex	10,550	1,386,797

		12,662,013

Health Care Providers & Services–6.58%
Aceto	57,500	1,551,350
Chemed	10,419	1,560,766
Ensign Group	55,850	1,263,886
Kindred Healthcare	53,648	638,948
†LHC Group	40,436	1,831,346
†Magellan Health	18,521	1,142,005
Owens & Minor	37,432	1,346,803
Patterson	26,166	1,182,965
Select Medical Holdings	86,738	1,033,050
†Triple-S Management Class B	63,447	1,517,018
U.S. Physical Therapy	27,100	1,454,728

		14,522,865

Health Care Technology–1.31%
Quality Systems	80,100	1,291,212
†Vocera Communications	131,100	1,599,420

		2,890,632

Hotels, Restaurants & Leisure–0.52%
Marcus	61,028	1,157,701

		1,157,701

Household Durables–3.11%
CSS Industries	43,498	1,234,473
Ethan Allen Interiors	48,800	1,357,616
KB Home	84,100	1,036,953
MDC Holdings	46,470	1,186,379
NACCO Industries Class A	23,843	1,006,175
PulteGroup	59,047	1,052,217

		6,873,813

Household Products–0.67%
Orchids Paper Products	47,600	1,471,792

		1,471,792

Insurance–7.03%
Aspen Insurance Holdings	27,000	1,304,100
Assurant	20,700	1,667,178
Assured Guaranty	49,000	1,295,070
Axis Capital Holdings	24,700	1,388,634
Endurance Specialty Holdings	20,040	1,282,360
Old Republic International	85,910	1,600,503

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
OneBeacon Insurance Group Class A	87,000	$1,079,670
PartnerRe	11,100	1,551,114
Safety Insurance Group	21,261	1,198,695
Symetra Financial	55,000	1,747,350
Validus Holdings	30,437	1,408,929

		15,523,603

Internet Software & Services–0.90%
InterActiveCorp	19,100	1,146,955
†Liquidity Services	128,300	833,950

		1,980,905

IT Services–2.60%
CSG Systems International	42,412	1,525,984
DST Systems	11,876	1,354,576
Leidos Holdings	30,445	1,712,836
ManTech International Class A	38,277	1,157,496

		5,750,892

Life Sciences Tools & Services–0.61%
PerkinElmer	25,172	1,348,464

		1,348,464

Machinery–4.45%
AGCO	27,048	1,227,709
American Railcar Industries	25,600	1,184,768
Briggs & Stratton	64,607	1,117,701
Hyster-Yale Materials Handling	17,400	912,630
Joy Global	32,056	404,226
Kennametal	36,809	706,733
Oshkosh	26,900	1,050,176
SPX	15,600	145,548
†SPX FLOW	14,900	415,859
Terex	48,100	888,888
Timken	31,000	886,290
Trinity Industries	36,500	876,730

		9,817,258

Media–2.88%
AMC Entertainment Holdings	36,200	868,800
Cable One	1,200	520,392
Harte-Hanks	161,320	522,677
†Media General	79,700	1,287,155
Meredith	23,164	1,001,843
Scholastic	33,469	1,290,565
Time	56,100	879,087

		6,370,519

Metals & Mining–3.27%
Commercial Metals	83,100	1,137,639
Kaiser Aluminum	16,707	1,397,708
Reliance Steel & Aluminum	21,221	1,228,908
Schnitzer Steel Industries	82,354	1,183,427
TimkenSteel	48,400	405,592

LVIP SSgA Funds–25

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Metals & Mining (continued)
United States Steel	50,500	$402,990
Worthington Industries	48,400	1,458,776

		7,215,040

Multi-Utilities–1.25%
Avista	38,300	1,354,671
SCANA	23,260	1,406,997

		2,761,668

Oil, Gas & Consumable Fuels–0.70%
†Approach Resources	169,000	310,960
Denbury Resources	158,332	319,831
Murphy Oil	26,500	594,925
†Rex Energy	297,800	312,690

		1,538,406

Paper & Forest Products–0.46%
Domtar	27,200	1,005,040

		1,005,040

Pharmaceuticals–0.36%
†Endocyte	199,700	800,797

		800,797

Professional Services–0.28%
CDI	91,956	621,622

		621,622

Real Estate Investment Trusts–9.75%
AG Mortgage Investment Trust	68,400	878,256
Altisource Residential	60,100	745,841
American Capital Mortgage Investment	69,100	964,636
Anworth Mortgage Asset	242,828	1,056,302
Apollo Commercial Real Estate Finance	72,161	1,243,334
Apollo Residential Mortgage	78,700	940,465
Ares Commercial Real Estate	112,966	1,292,331
Capstead Mortgage	104,399	912,447
Chimera Investment	77,936	1,063,047
CYS Investments	143,200	1,021,016
Dynex Capital	151,599	962,654
Hatteras Financial	69,900	919,185
MFA Financial	162,168	1,070,309
New Residential Investment	83,991	1,021,330
New York Mortgage Trust	161,790	862,341
PennyMac Mortgage Investment Trust	59,513	908,168
Redwood Trust	67,868	895,858
Resource Capital	68,090	868,828
†RMR Group Class A	895	12,893
Select Income REIT	51,250	1,015,775
Starwood Property Trust	51,410	1,056,990
Two Harbors Investment	117,434	951,215

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Western Asset Mortgage Capital	84,793	$866,584

		21,529,805

Semiconductors & Semiconductor Equipment–3.88%
Brooks Automation	108,540	1,159,207
†First Solar	21,262	1,403,079
Intersil Class A	90,700	1,157,332
IXYS	106,800	1,348,884
Marvell Technology Group	83,850	739,557
MKS Instruments	37,275	1,341,900
Teradyne	68,600	1,417,962

		8,567,921

Software–1.29%
Ebix	42,532	1,394,624
†EnerNOC	114,800	441,980
Mentor Graphics	54,727	1,008,071

		2,844,675

Specialty Retail–4.92%
Abercrombie & Fitch	57,700	1,557,900
Big 5 Sporting Goods	95,302	952,067
†Christopher & Banks	245,000	404,250
Destination Maternity	83,733	730,152
Finish Line Class A	52,400	947,392
GameStop Class A	32,322	906,309
Group 1 Automotive	15,233	1,153,138
Guess	66,510	1,255,709
Penske Automotive Group	25,300	1,071,202
Rent-A-Center	45,996	688,560
Sonic Automotive Class A	52,700	1,199,452

		10,866,131

Technology Hardware, Storage & Peripherals–0.43%
Lexmark International Class A	29,056	942,867

		942,867

Textiles, Apparel & Luxury Goods–0.61%
Movado Group	52,600	1,352,346

		1,352,346

Thrifts & Mortgage Finance–2.52%
Federal Agricultural Mortgage Class C	45,300	1,430,121
New York Community Bancorp	76,100	1,241,952
Northwest Bancshares	108,200	1,448,798
Oritani Financial	87,800	1,448,700

		5,569,571

Tobacco–0.70%
Universal	27,512	1,542,873

		1,542,873

Trading Companies & Distributors–2.40%
Aircastle	57,289	1,196,767

LVIP SSgA Funds–26

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Applied Industrial Technologies	29,200	$1,182,308
†CAI International	50,873	512,800
GATX	21,800	927,590
†TAL International Group	30,597	486,492
†Veritiv	27,600	999,672

		5,305,629

Wireless Telecommunication Services–0.55%
Spok Holdings	65,869	1,206,720

		1,206,720

Total Common Stock (Cost $235,821,944)		213,904,444

MONEY MARKET FUND–2.74%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	6,041,374	6,041,374

Total Money Market Fund (Cost $6,041,374)		6,041,374

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS–0.14%
≠U.S. Treasury Obligations–0.14%
U.S. Treasury Bills ¥ 0.01% 3/10/16	70,000	69,985
¥ 0.01% 6/16/16	250,000	249,481

Total Short Term Investments (Cost $319,457)		319,466

TOTAL VALUE OF SECURITIES–99.72% (Cost $242,182,775)	220,265,284
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.28%	623,870

NET ASSETS APPLICABLE TO 18,882,346 SHARES OUTSTANDING–100.00%	$220,889,154

NET ASSET VALUE PER SHARE–LVIP SSgA SMALL-MID CAP 200 FUND STANDARD CLASS ($107,472,816 / 9,185,188 Shares)	$11.701

NET ASSET VALUE PER SHARE–LVIP SSgA SMALL-MID CAP 200 FUND SERVICE CLASS ($113,416,338 / 9,697,158 Shares)	$11.696

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015
Shares of beneficial interest (unlimited authorization–no par)	$231,644,903
Distributions in excess of net investment income	(85,888)
Accumulated net realized gain on investments.	11,124,239
Net unrealized depreciation of investments and derivatives.	(21,794,100)

Total net assets	$220,889,154

†	Non-income producing for the period.

«	Includes $174,941 cash collateral due to broker for futures contracts, $88,619 due to manager and affiliates, and $22,397 payable for fund shares redeemed as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $1,366,624, which represents 0.62% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

LVIP SSgA Funds–27

LVIP SSgA Small-Mid Cap 200 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
33 E-mini Russell 2000 Index	$3,655,151	$3,733,950	3/19/16	$ 78,799
22 E-mini S&P MidCap 400 Index	3,021,108	3,065,700	3/19/16	44,592

				$123,391

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Notes 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–28

LVIP SSgA Funds

Statements of Operations

Year Ended December 31, 2015

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends	$32,217,468	$33,870,591	$31,891,156	$6,310,933
Interest	—	34,023	114	64
Foreign tax withheld	(2,430,018)	(3,495,191)	—	—

	29,787,450	30,409,423	31,891,270	6,310,997

EXPENSES:
Management fees	2,869,897	2,325,164	3,698,633	777,353
Distribution expenses-Service Class	388,230	454,215	810,782	292,271
Accounting and administration expenses	207,527	162,617	286,756	53,695
Custodian fees	123,188	468,962	13,785	5,451
Professional fees	74,768	67,749	48,186	29,617
Pricing fees	30,175	21,393	629	898
Trustees’ fees and expenses	21,177	15,916	31,130	5,431
Reports and statements to shareholders	16,316	57,660	26,460	44,974
Consulting fees	2,337	2,159	2,694	1,867
Other	12,045	9,422	17,683	3,022

Total operating expenses	3,745,660	3,585,257	4,936,738	1,214,579

NET INVESTMENT INCOME	26,041,790	26,824,166	26,954,532	5,096,418

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	31,992,925	(11,584,932)	161,947,900	18,278,869
Foreign currencies	(694,899)	(700,586)	3	—
Foreign currency exchange contracts	410,921	5,168	—	—
Futures contracts	(669,928)	(1,095,996)	(152,493)	(288,076)

Net realized gain (loss)	31,039,019	(13,376,346)	161,795,410	17,990,793

Net change in unrealized appreciation (depreciation) of:
Investments	(89,120,072)	(135,689,536)	(238,581,163)	(38,080,161)
Foreign currencies	5,893	646,196	—	—
Futures contracts	282,285	(276,663)	(74,634)	(17,079)

Net change in unrealized appreciation (depreciation)	(88,831,894)	(135,320,003)	(238,655,797)	(38,097,240)

NET REALIZED AND UNREALIZED LOSS	(57,792,875)	(148,696,349)	(76,860,387)	(20,106,447)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,751,085)	$(121,872,183)	$(49,905,855)	$(15,010,029)

* For LVIP Emerging Markets 100 Fund, amount includes $563,355 capital gains taxes paid.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–29

LVIP SSgA Funds

Statements of Changes in Net Assets

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA Large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$26,041,790	$25,712,201	$26,824,166	$22,676,791	$26,954,532	$28,959,842	$5,096,418	$5,862,295
Net realized gain (loss)	31,039,019	88,080,890	(13,376,346)	(7,203,419)	161,795,410	116,716,268	17,990,793	28,853,565
Net change in unrealized appreciation (depreciation)	(88,831,894)	(109,537,388)	(135,320,003)	(21,671,363)	(238,655,797)	51,734,481	(38,097,240)	(25,425,084)

Net increase (decrease) in net assets resulting from operations	(31,751,085)	4,255,703	(121,872,183)	(6,197,991)	(49,905,855)	197,410,591	(15,010,029)	9,290,776

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(21,832,768)	(24,618,715)	(20,899,946)	(14,892,830)	(19,032,160)	(24,347,725)	(2,842,781)	(3,816,984)
Service Class	(4,182,232)	(4,632,800)	(7,712,612)	(5,156,570)	(7,695,764)	(7,249,733)	(2,700,546)	(3,561,301)
Net realized gain:
Standard Class	(60,041,271)	(14,650,406)	—	—	(93,336,666)	(32,636,433)	(13,319,809)	(4,306,904)
Service Class	(12,735,819)	(2,992,948)	—	—	(39,116,210)	(10,802,421)	(15,492,877)	(4,484,039)

	(98,792,090)	(46,894,869)	(28,612,558)	(20,049,400)	(159,180,800)	(75,036,312)	(34,356,013)	(16,169,228)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	143,294,286	185,309,208	142,573,066	268,066,020	110,738,217	202,997,403	31,941,810	25,646,790
Service Class	30,818,723	23,044,138	40,386,615	29,830,447	41,077,352	39,098,981	28,777,274	14,076,770
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	81,874,040	39,269,121	20,899,946	14,892,830	112,368,826	56,984,158	16,162,590	8,123,888
Service Class	16,918,051	7,625,748	7,712,612	5,156,570	46,811,975	18,052,154	18,193,423	8,045,340

	272,905,100	255,248,215	211,572,239	317,945,867	310,996,370	317,132,696	95,075,097	55,892,788

Cost of shares redeemed:
Standard Class	(184,021,653)	(83,522,364)	(123,504,068)	(253,608,915)	(433,144,799)	(133,288,968)	(35,297,669)	(14,118,107)
Service Class	(32,967,647)	(27,503,541)	(27,304,156)	(31,536,451)	(65,917,583)	(78,793,699)	(22,775,425)	(18,542,531)

	(216,989,300)	(111,025,905)	(150,808,224)	(285,145,366)	(499,062,382)	(212,082,667)	(58,073,094)	(32,660,638)

Increase (Decrease) in net assets derived from capital share transactions	55,915,800	144,222,310	60,764,015	32,800,501	(188,066,012)	105,050,029	37,002,003	23,232,150

NET INCREASE (DECREASE) IN NET ASSETS	(74,627,375)	101,583,144	(89,720,726)	6,553,110	(397,152,667)	227,424,308	(12,364,039)	16,353,698
NET ASSETS:
Beginning of year	900,240,152	798,657,008	677,121,439	670,568,329	1,371,170,468	1,143,746,160	233,253,193	216,899,495

End of year	$825,612,777	$900,240,152	$587,400,713	$677,121,439	$974,017,801	$1,371,170,468	$220,889,154	$233,253,193

Undistributed (distribution in excess of) net investment income	$197,738	$(431,845)	$742,150	$3,789,315	$—	$—	$(85,888)	$(1,348)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–30

LVIP SSgA Developed International 150 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.077	$9.491	$8.097	$7.314	$8.551

Income (loss) from investment operations:
Net investment income[1]	0.278	0.302	0.294	0.275	0.316
Net realized and unrealized gain (loss)	(0.676)	(0.209)	1.344	0.714	(1.349)

Total from investment operations	(0.398)	0.093	1.638	0.989	(1.033)

Less dividends and distributions from:
Net investment income	(0.259)	(0.318)	(0.244)	(0.206)	(0.204)
Net realized gain	(0.757)	(0.189)	—	—	—

Total dividends and distributions	(1.016)	(0.507)	(0.244)	(0.206)	(0.204)

Net asset value, end of period	$7.663	$9.077	$9.491	$8.097	$7.314

Total return[2]	(4.30% )	0.91%	20.31%	13.64%	(12.13% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$682,486	$748,475	$643,792	$418,262	$174,904
Ratio of expenses to average net assets	0.39%	0.38%	0.41%	0.44%	0.47%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.51%	0.83%	0.85%	0.87%
Ratio of net investment income to average net assets	3.03%	3.04%	3.37%	3.66%	3.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.03%	2.91%	2.95%	3.25%	3.43%
Portfolio turnover	57%	53%	58%	53%	60%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–31

LVIP SSgA Developed International 150 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Developed International 150 Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.080	$9.494	$8.101	$7.319	$8.554

Income (loss) from investment operations:
Net investment income[1]	0.255	0.277	0.271	0.255	0.299
Net realized and unrealized gain (loss)	(0.674)	(0.209)	1.344	0.714	(1.351)

Total from investment operations	(0.419)	0.068	1.615	0.969	(1.052)

Less dividends and distributions from:
Net investment income	(0.236)	(0.293)	(0.222)	(0.187)	(0.183)
Net realized gain	(0.757)	(0.189)	—	—	—

Total dividends and distributions	(0.993)	(0.482)	(0.222)	(0.187)	(0.183)

Net asset value, end of period	$7.668	$9.080	$9.494	$8.101	$7.319

Total return[2]	(4.53% )	0.65%	20.01%	13.37%	(12.35% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,127	$151,765	$154,865	$146,696	$141,980
Ratio of expenses to average net assets	0.64%	0.63%	0.66%	0.69%	0.72%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.76%	1.08%	1.10%	1.12%
Ratio of net investment income to average net assets	2.78%	2.79%	3.12%	3.41%	3.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.78%	2.66%	2.70%	3.00%	3.18%
Portfolio turnover	57%	53%	58%	53%	60%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–32

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.288	$9.917	$10.447	$10.564	$13.963

Income (loss) from investment operations:
Net investment income[1]	0.357	0.322	0.253	0.327	0.397
Net realized and unrealized gain (loss)	(1.940)	(0.658)	(0.553)	0.899	(2.406)

Total from investment operations	(1.583)	(0.336)	(0.300)	1.226	(2.009)

Less dividends and distributions from:
Net investment income	(0.380)	(0.293)	(0.230)	(0.273)	(0.323)
Net realized gain	—	—	—	(1.070)	(1.067)

Total dividends and distributions	(0.380)	(0.293)	(0.230)	(1.343)	(1.390)

Net asset value, end of period	$7.325	$9.288	$9.917	$10.447	$10.564

Total return[2]	(17.04% )	(3.37% )	(2.83% )	12.66%	(14.93% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$421,228	$492,713	$478,730	$280,612	$124,765
Ratio of expenses to average net assets	0.46%	0.44%	0.49%	0.51%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.46%	0.69%	1.24%	1.25%	1.26%
Ratio of net investment income to average net assets	3.99%	3.28%	2.58%	3.05%	3.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.99%	3.03%	1.83%	2.31%	2.36%
Portfolio turnover	51%	84%	39%	61%	58%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–33

LVIP SSgA Emerging Markets 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Emerging Markets 100 Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$9.289	$9.917	$10.448	$10.564	$13.961

Income (loss) from investment operations:
Net investment income[1]	0.334	0.297	0.229	0.303	0.370
Net realized and unrealized gain (loss)	(1.936)	(0.657)	(0.554)	0.897	(2.410)

Total from investment operations	(1.602)	(0.360)	(0.325)	1.200	(2.040)

Less dividends and distributions from:
Net investment income	(0.358)	(0.268)	(0.206)	(0.246)	(0.290)
Net realized gain	—	—	—	(1.070)	(1.067)

Total dividends and distributions	(0.358)	(0.268)	(0.206)	(1.316)	(1.357)

Net asset value, end of period	$7.329	$9.289	$9.917	$10.448	$10.564

Total return[2]	(17.25% )	(3.61% )	(3.08% )	12.39%	(15.15% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,173	$184,408	$191,838	$189,969	$165,869
Ratio of expenses to average net assets	0.71%	0.69%	0.74%	0.76%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.71%	0.94%	1.49%	1.50%	1.51%
Ratio of net investment income to average net assets	3.74%	3.03%	2.33%	2.80%	2.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.74%	2.78%	1.58%	2.06%	2.11%
Portfolio turnover	51%	84%	39%	61%	58%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–34

LVIP SSgA Large Cap 100 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.954	$14.468	$11.492	$10.408	$10.340

Income (loss) from investment operations:
Net investment income[1]	0.359	0.365	0.332	0.313	0.252
Net realized and unrealized gain (loss)	(1.141)	2.044	3.736	0.954	(0.012)

Total from investment operations	(0.782)	2.409	4.068	1.267	0.240

Less dividends and distributions from:
Net investment income	(0.391)	(0.393)	(0.310)	(0.183)	(0.172)
Net realized gain	(1.903)	(0.530)	(0.782)	—	—

Total dividends and distributions	(2.294)	(0.923)	(1.092)	(0.183)	(0.172)

Net asset value, end of period	$12.878	$15.954	$14.468	$11.492	$10.408

Total return[2]	(4.67% )	16.73%	35.85%	12.22%	2.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$674,162	$1,031,276	$813,764	$428,018	$232,306
Ratio of expenses to average net assets	0.34%	0.34%	0.36%	0.38%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.34%	0.41%	0.57%	0.58%	0.59%
Ratio of net investment income to average net assets	2.32%	2.37%	2.43%	2.80%	2.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.32%	2.30%	2.22%	2.60%	2.19%
Portfolio turnover	61%	44%	44%	43%	45%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–35

LVIP SSgA Large Cap 100 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap 100 Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$15.944	$14.463	$11.492	$10.408	$10.340

Income (loss) from investment operations:
Net investment income[1]	0.318	0.325	0.294	0.284	0.227
Net realized and unrealized gain (loss)	(1.137)	2.041	3.735	0.956	(0.013)

Total from investment operations	(0.819)	2.366	4.029	1.240	0.214

Less dividends and distributions from:
Net investment income	(0.352)	(0.355)	(0.276)	(0.156)	(0.146)
Net realized gain	(1.903)	(0.530)	(0.782)	—	—

Total dividends and distributions	(2.255)	(0.885)	(1.058)	(0.156)	(0.146)

Net asset value, end of period	$12.870	$15.944	$14.463	$11.492	$10.408

Total return[2]	(4.91% )	16.44%	35.50%	11.95%	2.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$299,856	$339,894	$329,982	$290,205	$292,682
Ratio of expenses to average net assets	0.59%	0.59%	0.61%	0.63%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.59%	0.66%	0.82%	0.83%	0.84%
Ratio of net investment income to average net assets	2.07%	2.12%	2.18%	2.55%	2.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.07%	2.05%	1.97%	2.35%	1.94%
Portfolio turnover	61%	44%	44%	43%	45%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–36

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.908	$15.394	$12.629	$12.366	$12.858

Income (loss) from investment operations:
Net investment income[1]	0.344	0.432	0.412	0.500	0.343
Net realized and unrealized gain (loss)	(1.347)	0.204	3.884	1.166	(0.627)

Total from investment operations	(1.003)	0.636	4.296	1.666	(0.284)

Less dividends and distributions from:
Net investment income	(0.330)	(0.516)	(0.398)	(0.319)	(0.208)
Net realized gain	(1.874)	(0.606)	(1.133)	(1.084)	—

Total dividends and distributions	(2.204)	(1.122)	(1.531)	(1.403)	(0.208)

Net asset value, end of period	$11.701	$14.908	$15.394	$12.629	$12.366

Total return[2]	(6.84% )	4.30%	34.49%	13.83%	(2.21% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$107,473	$117,200	$100,958	$64,409	$37,326
Ratio of expenses to average net assets	0.41%	0.41%	0.42%	0.45%	0.48%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.52%	0.76%	0.77%	0.79%
Ratio of net investment income to average net assets	2.39%	2.83%	2.80%	3.92%	2.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.39%	2.72%	2.46%	3.60%	2.45%
Portfolio turnover	70%	56%	55%	64%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–37

LVIP SSgA Small-Mid Cap 200 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.901	$15.388	$12.628	$12.366	$12.858

Income (loss) from investment operations:
Net investment income[1]	0.306	0.393	0.373	0.469	0.316
Net realized and unrealized gain (loss)	(1.343)	0.203	3.881	1.164	(0.631)

Total from investment operations	(1.037)	0.596	4.254	1.633	(0.315)

Less dividends and distributions from:
Net investment income	(0.294)	(0.477)	(0.361)	(0.287)	(0.177)
Net realized gain	(1.874)	(0.606)	(1.133)	(1.084)	—

Total dividends and distributions	(2.168)	(1.083)	(1.494)	(1.371)	(0.177)

Net asset value, end of period	$11.696	$14.901	$15.388	$12.628	$12.366

Total return[2]	(7.08% )	4.04%	34.16%	13.55%	(2.45% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$113,416	$116,053	$115,941	$97,729	$93,454
Ratio of expenses to average net assets	0.66%	0.66%	0.67%	0.70%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.77%	1.01%	1.02%	1.04%
Ratio of net investment income to average net assets	2.14%	2.58%	2.55%	3.67%	2.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.14%	2.47%	2.21%	3.35%	2.20%
Portfolio turnover	70%	56%	55%	64%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Funds–38

LVIP SSgA Funds

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the other Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are a diversified management investment company registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The investment objective of each Fund is to seek to maximize long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company inconformity with U.S. generally accepted accounting principles (“U.S.GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Funds.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees ( the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2015, the Funds did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally do not separate that portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

LVIP SSgA Funds–39

LVIP SSgA Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholding not eligible for rebates. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Withholding taxes on foreign dividends are recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. For the year ended December 31, 2015, the brokerage commissions for LVIP SSgA Small-Mid Cap 200 Fund was $51. For the year ended December 31, 2015, there were no brokerage commissions for LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund and LVIP SSgA Large Cap 100 Fund.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, including monitoring of the Funds’ investment sub-adviser, and providing certain administrative services to each Fund.

For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%

SSgA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of each Fund’s investment portfolio. For these services, LIAC, not the Funds, pays the Sub-Adviser an annual fee based on each Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Administrative	$37,881	$29,713	$53,087	$9,765
Legal	10,548	8,269	14,809	2,725

LVIP SSgA Funds–40

LVIP SSgA Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2015, these fees were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Printing and mailing	$5,612	$47,965	$11,863	$40,066

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Funds had liabilities payable to affiliates as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$231,524	$171,710	$261,557	$64,280
Distribution fees payable to LFD	30,446	35,206	64,120	24,339

Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Purchases	$482,406,525	$405,798,893	$728,704,368	$160,140,363
Sales	492,212,010	339,372,896	1,051,162,695	153,845,966

At December 31, 2015, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for the Funds were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Cost of investments	$915,358,027	$736,988,654	$935,713,199	$243,629,600

Aggregate unrealized appreciation	$81,387,158	$27,864,507	$128,749,002	$19,399,150
Aggregate unrealized depreciation	(177,163,444)	(181,925,782)	(91,799,268)	(42,763,466)

Net unrealized appreciation (depreciation)	$(95,776,286)	$(154,061,275)	$36,949,734	$(23,364,316)

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment, in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP SSgA Funds–41

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of the restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of December 31, 2015:

LVIP SSgA Developed International 150 Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$42,946,949	$—	$42,946,949
Austria	—	11,369,864	—	11,369,864
Belgium	—	19,891,873	—	19,891,873
Canada	10,888,944	—	—	10,888,944
Denmark	—	14,219,084	—	14,219,084
Finland	—	17,439,995	—	17,439,995
France	—	64,755,213	—	64,755,213
Germany	—	38,342,104	—	38,342,104
Hong Kong	—	83,086,896	—	83,086,896
Israel	—	20,507,469	—	20,507,469
Italy	—	5,237,765	—	5,237,765
Japan	—	232,463,594	—	232,463,594
Netherlands	—	11,245,014	—	11,245,014
Norway	—	4,741,491	—	4,741,491
Portugal	—	5,670,049	—	5,670,049
Singapore	—	30,578,607	—	30,578,607
Spain	—	24,335,426	—	24,335,426
Sweden	—	23,863,935	—	23,863,935
Switzerland	—	30,422,594	—	30,422,594
United Kingdom	—	114,820,560	—	114,820,560
Money Market Fund	12,581,811	—	—	12,581,811
Right	—	167,091	5,413	172,504

Total	$23,470,755	$796,105,573	$5,413	$819,581,741

Futures Contracts	$105,881	$—	$—	$105,881

As a result of utilizing international fair value pricing at December 31, 2015, a majority of the portfolio was categorized as Level 2.

LVIP SSgA Funds–42

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

LVIP SSgA Emerging Markets 100 Fund

	Level 1	Level 2	Total
Common Stock
Brazil	$27,586,114	$—	$27,586,114
Chile	6,422,871	—	6,422,871
Greece	—	7,226,059	7,226,059
Hong Kong	—	213,679,462	213,679,462
Hungary	—	9,343,588	9,343,588
India	—	7,584,384	7,584,384
Indonesia	—	4,773,788	4,773,788
Malaysia	—	16,392,529	16,392,529
Mexico	6,561,433	—	6,561,433
Poland	4,839,883	7,903,128	12,743,011
Qatar	—	6,082,561	6,082,561
Republic of Korea	—	79,684,115	79,684,115
Russia	6,118,496	11,118,623	17,237,119
South Africa	—	21,889,765	21,889,765
Taiwan	—	96,023,344	96,023,344
Thailand	—	22,058,649	22,058,649
Turkey	—	9,909,539	9,909,539
United Arab Emirates	—	14,708,708	14,708,708
Money Market Fund	3,020,340	—	3,020,340

Total	$54,549,137	$528,378,242	$582,927,379

Futures Contracts	$29,556	$—	$29,556

There were no Level 3 investments at the beginning or end of the period.

As a result of utilizing international fair value pricing at December 31, 2015, a majority of the portfolio was categorized as Level 2.

LVIP SSgA Large Cap 100 Fund

	Level 1	Level 2	Total
Common Stock	$957,730,122	$—	$957,730,122
Money Market Fund	13,663,063	—	13,663,063
Short-Term Investments	—	1,269,748	1,269,748

Total	$971,393,185	$1,269,748	$972,662,933

Futures Contracts	$141,009	$—	$141,009

There were no Level 3 investments at the beginning or end of the period.

LVIP SSgA Funds–43

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

LVIP SSgA Small-Mid Cap 200 Fund

	Level 1	Level 2	Total
Common Stock
Aerospace & Defense	$1,686,450	$—	$1,686,450
Auto Components	1,216,641	—	1,216,641
Banks	5,186,494	—	5,186,494
Biotechnology	1,863,032	—	1,863,032
Building Products	1,620,369	—	1,620,369
Capital Markets	1,596,718	—	1,596,718
Chemicals	1,223,487	—	1,223,487
Commercial Services & Supplies	9,876,799	—	9,876,799
Communications Equipment	6,792,314	—	6,792,314
Diversified Consumer Services	1,533,620	—	1,533,620
Diversified Telecommunication Services	1,132,407	—	1,132,407
Electric Utilities	2,867,650	—	2,867,650
Electrical Equipment	332,528	—	332,528
Electronic Equipment, Instruments & Components	11,068,611	—	11,068,611
Energy Equipment & Services	5,179,505	—	5,179,505
Food & Staples Retailing	980,530	—	980,530
Food Products	4,040,280	—	4,040,280
Gas Utilities	1,665,441	—	1,665,441
Health Care Equipment & Supplies	11,295,389	1,366,624	12,662,013
Health Care Providers & Services	14,522,865	—	14,522,865
Health Care Technology	2,890,632	—	2,890,632
Hotels, Restaurants & Leisure	1,157,701	—	1,157,701
Household Durables	6,873,813	—	6,873,813
Household Products	1,471,792	—	1,471,792
Insurance	15,523,603	—	15,523,603
Internet Software & Services	1,980,905	—	1,980,905
IT Services	5,750,892	—	5,750,892
Life Sciences Tools & Services	1,348,464	—	1,348,464
Machinery	9,817,258	—	9,817,258
Media	6,370,519	—	6,370,519
Metals & Mining	7,215,040	—	7,215,040
Multi-Utilities	2,761,668	—	2,761,668
Oil, Gas & Consumable Fuels	1,538,406	—	1,538,406
Paper & Forest Products	1,005,040	—	1,005,040
Pharmaceuticals	800,797	—	800,797
Professional Services	621,622	—	621,622
Real Estate Investment Trusts	21,529,805	—	21,529,805
Semiconductors & Semiconductor Equipment	8,567,921	—	8,567,921
Software	2,844,675	—	2,844,675
Specialty Retail	10,866,131	—	10,866,131
Technology Hardware, Storage & Peripherals	942,867	—	942,867
Textiles, Apparel & Luxury Goods	1,352,346	—	1,352,346
Thrifts & Mortgage Finance	5,569,571	—	5,569,571
Tobacco	1,542,873	—	1,542,873
Trading Companies & Distributors	5,305,629	—	5,305,629
Wireless Telecommunication Services	1,206,720	—	1,206,720
Money Market Fund	6,041,374	—	6,041,374
Short-Term Investments	—	319,466	319,466

Total	$218,579,194	$1,686,090	$220,265,284

Futures Contracts	$123,391	$—	$123,391

There were no Level 3 investments at the beginning or end of the period.

LVIP SSgA Funds–44

LVIP SSgA Funds

Notes to Financial Statements (continued)

3. Investments (continued)

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the LVIP SSgA Emerging Markets 100 Fund and the LVIP SSgA Developed International 150 Fund use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Funds’ policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Year Ended December 31, 2015:
Ordinary income	$39,765,798	$28,612,558	$65,016,168	$11,591,095
Long-term capital gains	59,026,292	—	94,164,632	22,764,918

Total	$98,792,090	$28,612,558	$159,180,800	$34,356,013

Year Ended December 31, 2014:
Ordinary income	$46,894,869	$20,049,400	$51,735,246	$11,160,942
Long-term capital gains	—	—	23,301,066	5,008,286

Total	$46,894,869	$20,049,400	$75,036,312	$16,169,228

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
Shares of beneficial interest	$899,531,273	$790,644,740	$810,884,712	$231,644,903
Undistributed ordinary income	5,313,524	786,566	—	840,609
Undistributed long-term capital gains	16,700,989	—	126,183,355	11,767,958
Capital loss carryforward	—	(49,933,164)	—	—
Net unrealized appreciation (depreciation)	(95,933,009)	(154,097,429)	36,949,734	(23,364,316)

Net assets	$825,612,777	$587,400,713	$974,017,801	$220,889,154

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies (PFIC), mark-to-market on futures contracts and return of capital on investments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of PFIC, redesignation of dividends and distributions, foreign capital gains tax, return of capital on investments, tax character of distributions from REITs, and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2015, the Funds recorded the following reclassifications:

LVIP SSgA Funds–45

LVIP SSgA Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

	LVIP SSgA Developed International 150 Fund	LVIP SSgA Emerging Markets 100 Fund	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid 200 Fund
Undistributed (distributions in excess of) net investment income	$602,793	$(1,258,773)	$(226,608)	$362,369
Accumulated net realized gain (loss)	(602,793)	1,258,773	226,608	(362,369)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the LVIP SSgA Emerging Markets 100 Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$12,591,716	$37,341,448	$49,933,164

6. Capital Shares

Transactions in capital shares were as follows:

	LVIP SSgA Developed International 150 Fund		LVIP SSgA Emerging Markets 100 Fund		LVIP SSgA Large Cap 100 Fund		LVIP SSgA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14
Shares sold:
Standard Class	15,578,895	18,700,659	16,218,961	27,850,695	7,169,534	13,263,181	2,348,715	1,677,393
Service Class	3,360,659	2,328,684	4,710,554	3,114,712	2,665,789	2,520,627	2,000,036	926,536
Shares issued upon reinvestment of dividends and distributions:
Standard Class	10,455,337	4,250,451	2,839,560	1,610,046	8,504,573	3,578,574	1,323,913	549,708
Service Class	2,160,437	824,310	1,047,156	556,708	3,550,693	1,135,058	1,489,807	544,865

	31,555,328	26,104,104	24,816,231	33,132,161	21,890,589	20,497,440	7,162,471	3,698,502

Shares redeemed:
Standard Class	(19,432,662)	(8,320,328)	(14,602,135)	(24,687,156)	(27,963,615)	(8,447,388)	(2,348,863)	(923,952)
Service Class	(3,569,601)	(2,751,575)	(2,937,522)	(3,163,747)	(4,235,431)	(5,154,093)	(1,581,189)	(1,217,453)

	(23,002,263)	(11,071,903)	(17,539,657)	(27,850,903)	(32,199,046)	(13,601,481)	(3,930,052)	(2,141,405)

Net increase (decrease)	8,553,065	15,032,201	7,276,574	5,281,258	(10,308,457)	6,895,959	3,232,419	1,557,097

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–Each Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. Each Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Funds could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between

LVIP SSgA Funds–46

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

the Fund and the counterparty and by posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, each Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

LVIP SSgA Developed International 150 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$105,881	Receivables and other assets net of liabilities	$—

LVIP SSgA Emerging Markets 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$29,556	Receivables and other assets net of liabilities	$—

LVIP SSgA Large Cap 100 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$141,009	Receivables and other assets net of liabilities	$—

LVIP SSgA Small-Mid Cap 200 Fund

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$123,391	Receivables and other assets net of liabilities	$—

LVIP SSgA Funds–47

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2015 was as follows:

LVIP SSgA Developed International 150 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$410,921	$—
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(669,928)	282,285

Total		$(259,007)	$282,285

LVIP SSgA Emerging Markets 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$5,168	$—
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,095,996)	(276,663)

Total		$(1,090,828)	$(276,663)

LVIP SSgA Large Cap 100 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(152,493)	$(74,634)

LVIP SSgA Small-Mid Cap 200 Fund

	Location of Gain or Loss on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(288,076)	$(17,079)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by each Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

LVIP SSgA Funds–48

LVIP SSgA Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

	Asset Derivative Volume		Liability Derivative Volume
	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)	Foreign Currency Exchange Contracts (Average Cost)	Future Contracts (Average Notional Value)
LVIP SSgA Developed International 150 Fund	$1,008,830	$17,430,453	$828,216	$—
LVIP SSgA Emerging Markets 100 Fund	705,069	14,427,070	681,314	—
LVIP SSgA Large Cap 100 Fund	—	15,715,076	—	—
LVIP SSgA Small-Mid Cap 200 Fund	—	5,452,510	—	—

At December 31, 2015, LVIP SSgA Large Cap 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund posted collateral for futures contracts as follows:

	LVIP SSgA Large Cap 100 Fund	LVIP SSgA Small-Mid Cap 200 Fund
U.S. Treasury Obligations, at value	$1,269,748	$319,466

8. Market Risk

Some countries in which the LVIP SSgA Developed International 150 Fund and the LVIP SSgA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The LVIP SSgA Small-Mid Cap 200 Fund may invest its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Funds invest in REITs and are subject to the risks associated with that industry. If the Funds acquires a direct interest in real estate directly as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2015. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities. As of December 31, 2015, there were no illiquid securities for LVIP SSgA Large Cap 100 Fund. As of December 31, 2015, illiquid securities for LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund and LVIP SSgA Small-Mid Cap 200 Fund have been identified on the Statement of Net Assets.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

LVIP SSgA Funds–49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Funds

We have audited the accompanying statements of net assets of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, and LVIP SSgA Small-Mid Cap 200 Fund (four of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA Funds–50

LVIP SSgA Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
LVIP SSgA Developed International 150 Fund	59.75%	40.25%	100.00%
LVIP SSgA Emerging Markets 100 Fund	—	100.00%	100.00%
LVIP SSgA Large Cap 100 Fund	59.16%	40.84%	100.00%
LVIP SSgA Small-Mid Cap 200 Fund	66.26%	33.74%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadvisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of each Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP SSgA Funds–51

LVIP SSgA Funds

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund.

The Board noted that the investment management fees for the Funds were below the median investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that each Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Funds, and subsequently received premiums will be allocated to the Funds as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the LVIP SSgA Developed International 150 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total returns were above the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by SSGA were satisfactory

The Board reviewed the LVIP SSgA Emerging Markets 100 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total returns were above the median return of the Morningstar peer group and the benchmark index for the one and five year periods and below the median return of the Morningstar peer group and the benchmark index for the three year period. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSgA Large Cap 100 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total returns were above the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board concluded that the services provided by SSGA were satisfactory.

The Board reviewed the LVIP SSgA Small-Mid Cap 200 Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 TR USD Index. The Board noted that the Fund’s total returns were above the median return of the Morningstar peer group and the benchmark index for the one year period and above the median return of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules which include breakpoints, and noted that SSGA does not manage any comparable funds to which the Funds’ subadvisory fees could be compared. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each SSGA Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

LVIP SSgA Funds–52

LVIP SSgA Funds

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.

LVIP SSgA Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA Funds–54

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Funds–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Funds–56

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

(formerly LVIP SSgA Global Tactical Allocation RPM Fund)

a series of Lincoln Variable Insurance Products Trust

Annual Report

December 31, 2015

LVIP SSgA Global Tactical Allocation

Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

The Fund returned (6.52%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark the Global Tactical Allocation Composite Index1, returned (0.86%) and its broad-based benchmark, the S&P 500® Index2, returned 1.38%.

Managed by:

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (BoC) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. One day later, the ECB announced a larger than expected Quantitative Easing (QE) program scheduled to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” After the Royal Bank of Australia cut rates on February 3rd, the remainder of the quarter was moderately quiet in regards to actual central bank activity – communications from the Federal Reserve (Fed) and its members notwithstanding.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. Later in the quarter markets were unsettled by a steady stream of worrying headlines and, in particular, news around the increasingly acrimonious bailout negotiations between Greece and the Troika (European Commission, European Central Bank (ECB) and International Monetary Fund). Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the International Monetary Fund (IMF), choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Not surprisingly, equity markets on June 29th reacted negatively to the uncertainty created, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy. Also contributing to the market jitters, China’s central bank announced a surprise reduction in interest rates on June 27th. This move was widely viewed as a response to a precipitous fall in China’s roaring stock market. After rising 153% on a rolling one year basis through June 12th, the Shanghai Stock Exchange Composite Index3 had declined 19% through June 26th.

With clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market, global markets entered the third quarter of 2015 nervously. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. That a slowdown in emerging markets should be cause for increasing market jitters is attributable to the outsize contribution they had made to global growth in recent years.

Since 2000, emerging markets had provided the majority of global GDP growth, doubling their share of global output from about 20% to near 40% in 2015. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index4. That weakness was mostly attributed to a cascade of worrying headlines emanating from China, where a surprise currency devaluation and plummeting stock market spilled over in dramatic fashion to rattle global financial markets in late August. After trading in a curiously narrow channel for all of 2015, never up or down more than 3.5% from the beginning of the year, the S&P 500® declined six consecutive days for an ultimate correction of 11% through August 25th. On August 24th, the most aggressive day of the selloff, the VIX Index5 of implied volatility hit an intraday high over 53, the highest level since the global financial crisis in March of 2009. The increase in market jitters accelerated a selloff in oil and commodities generally that had been underway since early July, sending the price of West Texas Intermediate (WTI) crude below $40 on August 24th to the lowest level since 2009 while the broad Bloomberg commodity index declined to new thirteen year lows. The combination of the Chinese devaluation and plunging commodities proved particularly toxic for emerging market currencies, sending the Russian Ruble to its weakest closing price ever against the dollar on August 24th and the Brazilian Real down 6% on the month.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing to open the fourth quarter. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy – a concern that was seemingly validated when the IMF downgraded their forecast for global growth in early October. With that as a backdrop the most prominent central banking pronouncements hailed from Europe and China. On October 22nd, ECB President Draghi gave strong indications the ECB would be prepared to introduce additional stimulus measures before the end of 2015 citing the negative effect weak emerging markets growth will have on meeting ECB inflation targets. This was followed a day later by an interest rate cut by the Peoples Bank of China and further policy measures to combat weak investment growth and low inflation. As the quarter progressed, expectations that the Fed would finally be initiating the first increase in the target federal funds rate

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–1

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

2015 Annual Report Commentary (continued)

in over nine years in December steadily grew in interest rate futures markets, rising from an implied probability of 43% on November 1st to 72% on November 30th. Global investors were braced for an explicit realization of the now long running policy divergence thematic with high expectations for new monetary policy easing measures from the ECB and equally elevated expectations that December would bring the first rate rise in over nine years from the U.S. Federal Reserve (Fed). On December 3rd, the ECB cut its deposit rate 10 basis points to -0.3% and announced an extension of its current bond buying program by six months through March 2017. These measures did represent an easing of policy, but the details were far less than what markets expected, sending European shares and the U.S. dollar sharply lower on the day of the policy announcement. On December 16th, the Fed in turn came through with a widely expected 0.25% increase in the Federal Funds rate, consistent with expectations priced in the overnight index swap market on the eve of the decision. Given there was little daylight between expectations and the final outcome, market reaction immediately following the Fed move was comparatively muted compared to the dispirited market reaction to the ECB.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through to end the year. For 2015, the MSCI World Index returned - 0.9%*, the weakest year for developed global equities since 2011. Leading the developed market regional indices for the quarter was the MSCI Pacific Index6 which returned 9.0%* and a positive return of 3.0%* for all of 2015. U.S. investors in European equities faced a large headwind in the form of the strong U.S. Dollar that saw local returns of 4.9%* in 2015 for the MSCI Europe Index7 reduced to a negative 2.8%* once currency effects were accounted for. As underwhelming as returns in developed markets were for 2015, they were quite stellar compared to the performance on emerging markets with the MSCI Emerging Markets NR Index8 returning 0.7%* for the fourth quarter and a negative 14.9%* for 2015 as a whole. Investors in U.S. markets have also faced headwinds to earn positive returns in 2015 with YTD returns on the S&P 500® Index total return of 1.38%. Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500® Index for both the second and third quarters and the potential for more of the same in the final quarter of the year.

Results were mixed in the fixed income space. For government bonds, the Barclays Capital U.S. Aggregate Government Treasury – Intermediate Index9 returned 1.18%, while the corresponding long government index was down -1.21%. In U.S. credit markets, the fourth quarter punctuated an unsettlingly steady rise in both investment grade and speculative grade credit spreads throughout 2015. In the speculative U.S. high yield space much of the spread widening was attributable to the impact of sharply lower global oil prices on the energy sector, which represents better than 15% of the Barclays Capital U.S. High Yield Index10. Spreads for the Barclays Capital U.S. High Yield Index were up nearly 180 basis points for the year, reaching their highest levels since the spring of 2012 earlier in December. Evidence that credit conditions in the U.S. tightened throughout 2015 for reasons beyond energy prices is supported by the coincident rise in investment grade credits where spreads for the Barclays

Capital U.S. Long Credit Index11 widened from 184 basis points to 231 basis points at the end of the year near to levels not reached since July of 2012. The Barclays Capital U.S. Aggregate Bond Index12 was up 0.55% for the year.

The Fund was negatively impacted by both asset allocation decisions and by the performance of the underlying funds holdings versus their respective benchmarks.

From an asset allocation perspective, the single largest detractor to performance was the decision to overweight equity assets relative to fixed income and cash. Likewise, an overweight position in long government bonds also hurt, as investment grade bonds with shorter maturities generally outperformed similar longer dated bonds. On the equity side, non-U.S. holdings seeking to hedge currency risk provided mixed results – with hedged European positions underperforming unhedged over the shared holding period. Tracking error on the ETFs and a drag from the active returns of the rules-based funds held in the Fund also weighed on results. For ETFs, these effects were most pronounced in the high yield assets held in the Fund, which at times traded at a significant discount relative to its given index. The rules-based funds generally favor value stocks, which underperformed growth stocks significantly for the year.

On the positive side, the largest contributor to performance from an asset allocation perspective was our underweight holding of emerging market equities. Emerging markets were at the epicenter of market volatility for much of the year and faced a number of macro headwinds, most notably Fed tightening and the potential for continued strength of the U.S. dollar. The Fund also benefitted from well-timed allocations to U.S. REITs. Lastly, despite meager returns, favorable contributions were made by our allocation to cash. The Fund’s strategic mix delivered a negative return for 2015 and cash, while returning near a near zero absolute return, still outperformed on a relative basis.

Looking forward to 2016, in contrast to the beginning of 2015, the outlook for global growth is generally more subdued. This saturnine outlook has been importantly influenced by lower expectations for the pace of China’s GDP growth rate. Indeed, the IMF forecasts Chinese GDP will fall to 6.3% in 2016 following an estimated growth rate of 6.9% for 2015, itself a disappointment relative to expectations at the beginning of the year. The IMF is also forecasting 2016 growth rates for both the U.S. and Global economy to be 0.3% softer than they were at the same point a year ago. Not surprisingly, with the outcome in 2015, forecasts for emerging markets growth outside China are also challenged; Brazil and Russia, the second and fourth largest emerging markets by output, are still forecast to be in recession for 2016.

In the Fund we have a modest bias to defensive versus growth oriented assets. Within equities we favor non-U.S. developed markets over their U.S. counterparts on relative policy support, favorable sentiment surrounding earnings and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook. In fixed income we anticipate the government yield curve in the U.S. to flatten as the Fed cautiously continues to tighten monetary policy. With long run growth and inflation prospects muted, we also expect the long end of the curve to stay well anchored. Still, recognizing the generally low level of rates overall and

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–2

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

2015 Annual Report Commentary (continued)

potential risks of interest rate volatility, we have built a significant overweight in cash to help insulate the portfolio from any unfavorable moves across the curve. Lastly, given the mostly supportive policy backdrop as well as near record low default rates in high yield bonds, we maintain a cautiously optimistic outlook on credit. Nonetheless, the steady rise in both investment grade and high yield credit spreads does offer some cause for concern.

Dan Farley

Timothy Furbush

Michael Martel

*All in U.S. Dollars

SSgA Funds Management, Inc.

Advised by:

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index13, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index14 lost (0.81%) and the MSCI Emerging Markets NR Index skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20 SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield15, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index posted total returns of 0.55% during the year.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns and negative developed international equity and emerging market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–3

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Global Tactical Allocation Managed Volatility Fund shares on 12/31/05. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,026 for the Standard Class shares and to $12,704 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite Index and S&P 500® Index did from 12/31/05 through 12/31/15. The same $10,000 investment would have increased to $15,660 and $18,862, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Effective close of business 7/30/10, the LVIP Wilshire Aggressive Profile Fund was renamed into the LVIP SSgA Global Tactical Allocation Fund. This change in name coincided with changes to the Fund’s sub-adviser and investment strategy. The performance for the period 7/30/10 and prior reflects the performance of the LVIP Wilshire Aggressive Profile Fund. Effective 7/30/10, the primary benchmark for the LVIP SSgA Global Tactical Allocation Fund changed from the Wilshire 5000 Total Market IndexSM due to a change in investment strategy of the Fund. For comparison the same $10,000 investment from that same period of time for Wilshire 5000 Total Market Index SM would have increased to $19,513.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 6.52%
Five Years	+ 3.52%
Ten Years	+ 2.68%
Service Class Shares
One Year	– 6.75%
Five Years	+ 3.26%
Ten Years	+ 2.42%
1.

The Global Tactical Allocation Composite Index is an unmanaged Index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Barclays Capital U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Barclays Capital U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.	The Shanghai Stock Exchange Composite Index is a capitalization-weighted index that tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

4.	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 23 developed market countries.

5.	The VIX Index shows the market’s expectation of 30-day volatility and is constructed using the implied volatilities of a wide range of puts and calls of S&P 500® Index options.

6.	The MSCI Pacific Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 5 developed market countries in the Pacific region.

7.	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure large and mid cap representation across 15 developed market countries in Europe.

8.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

9.

The Barclays Capital U.S. Aggregate Government Treasury - Intermediate Index measures the performance of publicly issued investment grade (Baa3/BBB- or higher) U.S. government or agency securities with one to less than ten years to maturity and at least $250 million par amount outstanding.

10.

The Barclays Capital U.S. High Yield Index measures the performance of publicly issued high yield (Ba1/BB+ or lower) corporate securities with at least one year to maturity and at least $150 million par amount outstanding.

11.

The Barclays Capital U.S. Long Credit Index measures the performance of publicly issued investment grade (Baa3/BBB- or higher) U.S. dollar denominated corporate or government related securities with at least one year to maturity and at least $250 million par amount outstanding.

12.

The Barclays Capital U.S. Aggregate Bond index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

13.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities market through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

14.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

15.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–4

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$934.60	0.33%	$1.61
Service Class Shares	1,000.00	933.40	0.58%	2.83

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.54	0.33%	$1.68
Service Class Shares	1,000.00	1,022.28	0.58%	2.96

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–5

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Companies	59.47%
Equity Funds	17.89%
Fixed Income Funds	23.72%
International Equity Funds	17.86%
Unaffiliated Investment Companies	40.22%
Equity Funds	7.76%
Fixed Income Funds	10.18%
International Equity Funds	9.93%
Money Market Fund	12.35%
Total Value of Securities	99.69%
Receivables and Other Assets Net of Liabilities	0.31%
Total Net Assets	100.00%

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–6

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–59.47%
Equity Funds–17.89%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Large Cap 100 Fund	9,767,210	$125,782,124
LVIP SSgA S&P 500 Index Fund	1,334,285	19,207,038
LVIP SSgA Small-Cap Index Fund	199,208	4,909,081
LVIP SSgA Small-Mid Cap 200 Fund	2,480,576	29,025,221

		178,923,464

Fixed Income Funds–23.72%
SPDR® Barclays TIPS ETF	1,423,438	77,762,418
*Lincoln Variable Insurance Products Trust–LVIP SSgA Bond Index Fund	14,284,476	159,457,603

		237,220,021

International Equity Funds–17.86%
*Lincoln Variable Insurance Products Trust–
LVIP SSgA Developed International 150 Fund	15,793,648	121,026,725
LVIP SSgA Emerging Markets 100 Fund	1,293,840	9,477,379
LVIP SSgA International Index Fund	5,771,820	48,056,172

		178,560,276

Total Affiliated Investment Companies (Cost $595,273,781)		594,703,761

UNAFFILIATED INVESTMENT COMPANIES–40.22%
Equity Funds–7.76%
Consumer Discretionary Select Sector SPDR® Fund	244,912	19,139,873
Health Care Select Sector SPDR® Fund	276,180	19,898,769

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES (continued)
Equity Funds (continued)
SPDR® S&P 500 ETF	48,975	$9,985,513
SPDR® S&P 600 Small Cap ETF	94,768	9,370,660
Technology Select Sector SPDR® Fund	447,734	19,176,447

		77,571,262

Fixed Income Funds–10.18%
SPDR® Barclays Aggregate Bond ETF	856,332	48,853,741
SPDR® Barclays High Yield Bond ETF	840,757	28,510,070
Vanguard Long-Term Bond ETF	282,276	24,490,266

		101,854,077

International Equity Funds–9.93%
SPDR® S&P World ex-US ETF	1,110,768	28,602,276
WisdomTree Europe Hedged Equity Fund	687,218	36,979,201
WisdomTree Japan Hedged Equity Fund	674,628	33,785,370

		99,366,847

Money Market Fund–12.35%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	123,487,685	123,487,685

		123,487,685

Total Unaffiliated Investment Companies (Cost $407,410,705)		402,279,871

TOTAL VALUE OF SECURITIES–99.69% (Cost $1,002,684,486)	996,983,632
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.31%	3,095,200

NET ASSETS APPLICABLE TO 92,237,197 SHARES OUTSTANDING–100.00%	$1,000,078,832

*	Standard Class shares.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–7

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(78)	British Pound Currency	$ (7,382,581)	$(7,182,825)	3/15/16	$199,756
(72)	E-mini MSCI Emerging Markets Index	(2,745,671)	(2,835,000)	3/19/16	(89,329)
(240)	E-mini S&P 500 Index	(23,992,132)	(24,424,800)	3/19/16	(432,668)
(26)	E-mini S&P MidCap 400 Index	(3,572,032)	(3,623,100)	3/19/16	(51,068)
(88)	Euro Currency	(12,151,975)	(11,974,600)	3/15/16	177,375
(333)	Euro STOXX 50 Index	(11,774,706)	(11,876,609)	3/21/16	(101,903)
(79)	FTSE 100 Index	(7,011,110)	(7,218,547)	3/21/16	(207,437)
(83)	Japanese Yen Currency	(8,608,350)	(8,644,969)	3/15/16	(36,619)
(55)	Nikkei 225 Index (OSE)	(8,625,349)	(8,707,571)	3/11/16	(82,222)

					$(624,115)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

OSE–Osaka Securities Exchange

SPDR–Standard & Poor’s Depositary Receipt

TIPS–Treasury Inflation–Protected Securities

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–8

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$594,703,761
Investments in unaffiliated investment companies, at value	402,279,871
Cash collateral held at broker for futures contracts	13,117,915
Dividends receivable from investment companies	416,644
Receivables for investment companies sold	199,897
Receivables for fund shares sold	140,374
Cash	30

TOTAL ASSETS	1,010,858,492

LIABILITIES:
Foreign currencies collateral due to broker for futures contracts	8,131,066
Payables for fund shares redeemed	1,052,357
Net unrealized depreciation on futures contracts	624,115
Payables for investment companies purchased	490,191
Due to manager and affiliates	460,006
Accrued expenses payable	21,925

TOTAL LIABILITIES	10,779,660

TOTAL NET ASSETS	$1,000,078,832

Investments in affiliated investment companies, at cost	$595,273,781
Investments in unaffiliated investment companies, at cost	407,410,705

Standard Class:
Net Assets	$46,949,163
Shares Outstanding	4,330,543
Net Asset Value Per Share	$10.841

Service Class:
Net Assets	$953,129,669
Shares Outstanding	87,906,654
Net Asset Value Per Share	$10.843

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,065,505,037
Accumulated net realized loss on investments	(59,101,236)
Net unrealized depreciation of investments and derivatives	(6,324,969)

TOTAL NET ASSETS	$1,000,078,832

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–9

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment companies	$14,536,237
Dividends from unaffiliated investment companies	8,242,926

22,779,163

EXPENSES:
Management fees	4,161,367
Distribution fees-Service Class	2,478,176
Accounting and administration expenses	142,869
Reports and statements to shareholders	57,380
Professional fees	39,651
Trustees’ fees and expenses	24,365
Custodian fees	11,623
Consulting fees	4,292
Pricing fees	483
Other	6,819

6,927,025
Less management fees waived	(1,040,342)

Total operating expenses	5,886,683

NET INVESTMENT INCOME	16,892,480

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	29,972,642
Distributions from unaffiliated investment companies	4,452,647
Sale of investments in affiliated investment companies	8,253,631
Sale of investments in unaffiliated investment companies	3,833,975
Foreign currencies	207,275
Futures contracts	(36,270,211)

Net realized gain	10,449,959

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(74,658,274)
Investments in unaffiliated investment companies	(26,299,280)
Futures contracts	583,549

Net change in unrealized appreciation (depreciation)	(100,374,005)

NET REALIZED AND UNREALIZED LOSS	(89,924,046)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(73,031,566)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$16,892,480	$15,930,868
Net realized gain	10,449,959	3,923,711
Net change in unrealized appreciation (depreciation)	(100,374,005)	13,203,841

Net increase (decrease) in net assets resulting from operations	(73,031,566)	33,058,420

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,503,270)	(1,103,660)
Service Class	(28,109,073)	(19,472,411)

	(29,612,343)	(20,576,071)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,336,346	8,811,677
Service Class	166,817,671	232,509,185
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,503,270	1,103,660
Service Class	28,109,073	19,472,411

	203,766,360	261,896,933

Cost of shares redeemed:
Standard Class	(6,214,896)	(6,899,259)
Service Class	(117,727,274)	(96,943,005)

	(123,942,170)	(103,842,264)

Increase in net assets derived from capital share transactions	79,824,190	158,054,669

NET INCREASE (DECREASE) IN NET ASSETS	(22,819,719)	170,537,018
NET ASSETS:
Beginning of year	1,022,898,551	852,361,533

End of year	$1,000,078,832	$1,022,898,551

Undistributed net investment income	$—	$1,172,983

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–10

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.979	$11.784	$10.951	$10.193	$10.313

Income (loss) from investment operations:
Net investment income[1]	0.220	0.234	0.227	0.198	0.272
Net realized and unrealized gain (loss)	(1.000)	0.236	0.846	0.931	(0.252)

Total from investment operations	(0.780)	0.470	1.073	1.129	0.020

Less dividends and distributions from:
Net investment income	(0.358)	(0.275)	(0.240)	(0.371)	(0.140)

Total dividends and distributions	(0.358)	(0.275)	(0.240)	(0.371)	(0.140)

Net asset value, end of period	$10.841	$11.979	$11.784	$10.951	$10.193

Total return[2]	(6.52% )	3.97%	9.81%	11.15%	0.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,949	$49,090	$45,331	$40,440	$37,603
Ratio of expenses to average net assets[3]	0.33%	0.34%	0.30%	0.30%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.43%	0.44%	0.33%	0.30%	0.33%
Ratio of net investment income to average net assets	1.86%	1.94%	1.99%	1.85%	2.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.76%	1.84%	1.96%	1.85%	2.61%
Portfolio turnover	58%	53%	70%	41%	46%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–11

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$11.978	$11.784	$10.953	$10.195	$10.315

Income (loss) from investment operations:
Net investment income[1]	0.190	0.204	0.198	0.171	0.244
Net realized and unrealized gain (loss)	(0.996)	0.234	0.845	0.932	(0.251)

Total from investment operations	(0.806)	0.438	1.043	1.103	(0.007)

Less dividends and distributions from:
Net investment income	(0.329)	(0.244)	(0.212)	(0.345)	(0.113)

Total dividends and distributions	(0.329)	(0.244)	(0.212)	(0.345)	(0.113)

Net asset value, end of period	$10.843	$11.978	$11.784	$10.953	$10.195

Total return[2]	(6.75% )	3.71%	9.54%	10.88%	(0.04% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$953,130	$973,809	$807,031	$419,366	$269,222
Ratio of expenses to average net assets[3]	0.58%	0.59%	0.55%	0.55%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.68%	0.69%	0.58%	0.55%	0.58%
Ratio of net investment income to average net assets	1.61%	1.69%	1.74%	1.60%	2.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	1.59%	1.71%	1.60%	2.36%
Portfolio turnover	58%	53%	70%	41%	46%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–12

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Global Tactical Allocation Managed Volatility Fund (formerly, LVIP SSgA Global Tactical Allocation RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (“NYSE”) on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the NYSE on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–13

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gains distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $1,023 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of the Fund. This agreement will continue through at least April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

SSgA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$44,856
Legal	12,511

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $54,824 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $46,305 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–14

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$256,344
Distribution fees payable to LFD	203,662

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds or ETFs). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Sales	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA Bond Index Fund	$149,028,543	$43,144,676	$28,828,291	$(313,935)	$159,457,603	$4,041,313	$—
LVIP SSgA Developed International 150 Fund	99,155,310	59,827,360	17,124,726	(839,893)	121,026,725	3,855,373	10,416,202
LVIP SSgA Emerging Markets 100 Fund	9,527,649	19,734,301	14,470,000	(3,400,622)	9,477,379	528,326	—
LVIP SSgA International Index Fund	53,579,315	7,670,432	11,632,685	(388,494)	48,056,172	1,258,432	—
LVIP SSgA Large Cap 100 Fund	149,591,358	34,620,728	32,234,301	(756,693)	125,782,124	3,550,305	16,321,570
LVIP SSgA S&P 500 Index Fund	59,457,516	4,130,251	43,705,000	13,718,649	19,207,038	372,140	191,965
LVIP SSgA Small-Cap Index Fund	9,883,336	433,507	4,780,000	1,197,466	4,909,081	48,741	154,765
LVIP SSgA Small-Mid Cap 200 Fund	25,154,736	15,263,023	6,030,000	(497,858)	29,025,221	774,883	2,888,140
SPDR® Barclays TIPS ETF	64,185,772	21,424,394	5,898,799	(464,989)	77,762,418	106,724	—

Total	$619,563,535	$206,248,672	$164,703,802	$8,253,631	$594,703,761	$14,536,237	$29,972,642

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$553,516,759
Sales	549,654,462

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,020,821,891

Aggregate unrealized appreciation	$27,507,137
Aggregate unrealized depreciation	(51,345,396)

Net unrealized depreciation	$(23,838,259)

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–15

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of  inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$996,983,632

Futures Contracts	$(624,115)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$29,612,343	$20,576,071

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–16

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,065,505,037
Capital loss carryforwards	(31,220,351)
Net unrealized depreciation	(23,920,481)
Qualified late year capital losses deferred	(120,212)
Straddle losses deferred	(10,165,161)

Net assets	$1,000,078,832

The differences between book basis and tax basis components of net assets are primarily attributable to mark-to-market of financial futures contracts, tax deferral of losses due to wash sales and pass-through consent dividends from the Underlying Funds.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to investments in grantor trusts, tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions and tax treatment of distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$11,546,880	$(9,596,466)	$(1,950,414)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In
2017	2018	Total
$27,955,233	$3,265,118	$31,220,351

During fiscal year 2015, the Fund utilized $2,974,597 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	617,995	728,547
Service Class	14,040,137	19,256,603
Shares issued upon reinvestment of dividends and distributions:
Standard Class	137,970	91,590
Service Class	2,579,542	1,615,968

	17,375,644	21,692,708

Shares redeemed:
Standard Class	(523,498)	(568,867)
Service Class	(10,009,939)	(8,059,621)

	(10,533,437)	(8,628,488)

Net increase	6,842,207	13,064,220

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–17

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on open futures contracts	$—	Net unrealized depreciation from open futures contracts	$(964,627)
Currency contracts (Futures contracts)	Net unrealized depreciation on open futures contracts	377,131	Net unrealized depreciation from open futures contracts	(36,619)

Total		$377,131		$(1,001,246)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(36,900,461)	$230,370
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	630,250	353,179

Total		$(36,270,211)	$583,549

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$47,155,246	$62,468,230

8. Credit and Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–18

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have additional portfolio managers from its sub-adviser and revised risks, effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Global Tactical Allocation Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Global Tactical Allocation Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–20

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or open end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC was responsible for the risk-management overlay and had delegated day-to-day portfolio management of the underlying

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–21

LVIP SSgA Global Tactical Allocation Managed Volatility Fund

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

fund strategy to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board noted that the investment management fee was higher than the median investment management fee of the Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. The Board also considered that the net expense ratio plus acquired fund fees and expenses (“AFFE”) was lower than the median expense ratio including AFFE of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Moderate Allocation funds category and a custom index (Global Tactical Allocation Blended Risk Control Composite). The Board noted that the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one and three year periods and the same as the median return of the performance peer group and above the return of the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint, and noted that SSGA does not manage any comparable funds to which the Fund’s subadvisory fees could be compared. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research in connection with brokerage transactions.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of the Fund.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Global Tactical Allocation Managed Volatility Fund–25

LVIP SSgA International Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP SSgA International Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Index Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (1.22%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI EAFE® NR Index1 returned (0.81%).

Small security misweights, dividend tax withholding differences, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund (“IMF”)) to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

Global markets entered the third quarter of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. By the end of the quarter, the Greek drachma had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index2 and many country level markets posting double digit gains through the first half of 2015 now were in the red for the year.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through in November and December to close out the fourth quarter.

On an individual security level, the top positive contributors to the Fund’s performance were Commonwealth Bank of Australia, Anheuser-Busch InBev, and SAP. The top negative contributors to the Fund’s performance were Sanofi, Novartis, and BHP Billiton.

Michael Feehlix

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA International Index Fund–1

LVIP SSgA International Index Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 5/1/08 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA International Index Fund shares on 5/1/08 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,601 for the Standard Class shares and to $9,419 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did from 5/1/08 through 12/31/15. The same $10,000 investment would have decreased to $9,993. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 1.22%
Five Year	+ 3.10%
Inception (5/1/08)	– 0.53%
Service Class Shares
One Year	– 1.46%
Five Year	+ 2.84%
Inception (5/1/08)	– 0.78%

[1]

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

[2]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA International Index Fund–2

LVIP SSgA International Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) Fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$930.90	0.41%	$2.00
Service Class Shares	1,000.00	929.70	0.66%	3.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.14	0.41%	$2.09
Service Class Shares	1,000.00	1,021.88	0.66%	3.36

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA International Index Fund–3

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets
Common Stock	97.66%
Australia	6.69%
Austria	0.17%
Belgium	1.40%
China	0.01%
Denmark	1.87%
Finland	0.89%
France	9.56%
Germany	8.46%
Hong Kong	3.04%
Ireland	0.64%
Israel	0.71%
Italy	2.23%
Japan	22.65%
Luxembourg	0.04%
Netherlands	3.39%
New Zealand	0.16%
Norway	0.54%
Portugal	0.13%
Singapore	1.20%
Spain	3.09%
Sweden	2.83%
Switzerland	9.43%
United Kingdom	18.53%
Preferred Stock	0.50%
Rights	0.00%
Money Market Fund	1.33%
Total Value of Securities	99.49%
Receivables and Other Assets Net of Liabilities	0.51%
Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.05%
Air Freight & Logistics	0.40%
Airlines	0.25%
Auto Components	1.28%
Automobiles	4.11%
Banks	12.61%
Beverages	2.67%
Biotechnology	0.46%
Building Products	0.55%
Capital Markets	1.41%
Chemicals	3.41%
Commercial Services & Supplies	0.65%
Communications Equipment	0.54%
Construction & Engineering	0.74%

Sector	Percentage of Net Assets
Construction Materials	0.61%
Consumer Finance	0.11%
Containers & Packaging	0.18%
Distributors	0.02%
Diversified Consumer Services	0.01%
Diversified Financial Services	1.62%
Diversified Telecommunication Services	3.12%
Electric Utilities	1.77%
Electrical Equipment	1.27%
Electronic Equipment, Instruments & Components	1.22%
Energy Equipment & Services	0.18%
Food & Staples Retailing	1.83%
Food Products	3.17%
Gas Utilities	0.52%
Health Care Equipment & Supplies	0.93%
Health Care Providers & Services	0.57%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	0.97%
Household Durables	1.18%
Household Products	0.76%
Independent Power & Renewable Electricity Producers	0.06%
Industrial Conglomerates	1.32%
Insurance	5.84%
Internet & Catalog Retail	0.11%
Internet Software & Services	0.17%
IT Services	0.58%
Leisure Products	0.20%
Life Sciences Tools & Services	0.12%
Machinery	2.22%
Marine	0.24%
Media	1.90%
Metals & Mining	1.99%
Multiline Retail	0.44%
Multi-Utilities	1.19%
Oil, Gas & Consumable Fuels	4.30%
Paper & Forest Products	0.22%
Personal Products	1.72%
Pharmaceuticals	9.54%
Professional Services	0.63%
Real Estate Investment Trusts	1.66%
Real Estate Management & Development	1.93%
Road & Rail	1.26%
Semiconductors & Semiconductor Equipment	0.80%
Software	1.11%
Specialty Retail	1.04%
Technology Hardware, Storage & Peripherals	0.64%
Textiles, Apparel & Luxury Goods	1.57%
Tobacco	1.62%
Trading Companies & Distributors	1.08%
Transportation Infrastructure	0.57%

LVIP SSgA International Index Fund–4

LVIP SSgA International Index Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (continued)

Sector	Percentage of Net Assets
Water Utilities	0.14%
Wireless Telecommunication Services	1.75%
Total	98.16%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Nestle	1.88%
Novartis	1.57%
Roche Holding	1.56%
Toyota Motor	1.35%
HSBC Holdings	1.25%
Novo Nordisk Class B	0.91%
Commonwealth Bank of Australia	0.84%
British American Tobacco	0.83%
Bayer	0.83%
Sanofi	0.81%
Total	11.83%

IT–Information Technology

LVIP SSgA International Index Fund–5

LVIP SSgA International Index Fund

Statement of Net Assets

December 31, 2015

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK–97.66%
Australia–6.69%
AGL Energy	127,435	$1,667,847
Alumina	468,716	391,243
Amcor	243,129	2,362,542
AMP	547,897	2,309,026
APA Group	208,320	1,311,096
Aristocrat Leisure	93,145	687,914
Asciano	124,214	789,878
ASX	33,510	1,031,165
Aurizon Holdings	441,176	1,400,844
AusNet Services	259,590	279,520
Australia & New Zealand Banking Group	558,660	11,275,965
Bank of Queensland	87,906	886,946
Bendigo & Adelaide Bank	73,184	633,161
BHP Billiton	632,945	8,147,402
Boral	130,004	555,953
Brambles	323,625	2,710,885
Caltex Australia	51,069	1,396,193
Challenger	110,690	697,754
CIMIC Group	17,957	315,063
Coca-Cola Amatil	104,489	704,709
Cochlear	13,173	911,779
Commonwealth Bank of Australia	333,625	20,630,442
Computershare	73,999	622,796
Crown Resorts	59,112	534,378
CSL	92,850	7,080,312
Dexus Property Group	166,008	900,639
DUET Group	450,982	747,049
Flight Centre Travel Group	8,399	242,283
Fortescue Metals Group	243,687	328,008
Goodman Group	325,877	1,476,999
GPT Group	384,790	1,332,878
†@=GPT Group In-Specie	160,069	0
Harvey Norman Holdings	112,540	340,271
Healthscope	228,851	441,095
Iluka Resources	71,132	314,712
Incitec Pivot	288,379	824,194
Insurance Australia Group	485,234	1,949,107
James Hardie Industries CDI	88,731	1,118,945
LendLease Group	94,753	977,820
Macquarie Group	60,461	3,617,702
Medibank Pvt	527,768	823,125
Mirvac Group	820,320	1,174,563
National Australia Bank	515,392	11,249,109
†Newcrest Mining	141,761	1,341,650
Oil Search	266,255	1,296,224
Orica	59,674	668,708
Origin Energy	368,835	1,247,926
Platinum Asset Management	40,363	235,906
†Qantas Airways	88,434	262,179
QBE Insurance Group	278,027	2,529,226
Ramsay Health Care	26,696	1,312,972

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Australia (continued)
REA Group	8,246	$328,159
Rio Tinto	85,597	2,768,738
Santos	268,134	714,313
Scentre Group	1,075,709	3,263,455
SEEK	55,169	614,166
Sonic Healthcare	82,597	1,069,616
†South32	556,812	427,832
†South32	368,248	283,419
Stockland	447,537	1,328,781
Suncorp Group	262,253	2,303,055
Sydney Airport	239,685	1,103,334
Tabcorp Holdings	157,922	537,808
Tatts Group	248,431	788,902
Telstra	859,868	3,494,963
TPG Telecom	40,572	290,541
Transurban Group	409,575	3,105,202
Treasury Wine Estates	143,353	860,889
Vicinity Centres	648,595	1,316,060
Wesfarmers	222,931	6,722,325
Westfield	399,511	2,749,169
Westpac Banking	650,047	15,760,240
Woodside Petroleum	149,245	3,110,005
Woolworths	252,733	4,485,044

		163,514,119

Austria–0.17%
ANDRITZ	13,432	653,682
†Erste Group Bank	57,792	1,808,233
=IMMOEAST	13,053	0
OMV	33,207	942,546
†Raiffeisen Bank International	19,247	282,056
voestalpine	18,078	552,948

		4,239,465

Belgium–1.40%
Ageas	37,789	1,753,853
Anheuser-Busch InBev	157,958	19,656,535
†=Anheuser-Busch InBev VVPR Strip	1,896	0
Colruyt	11,778	605,871
Delhaize Group	19,030	1,852,040
Groupe Bruxelles Lambert	15,148	1,296,115
KBC Groep	50,425	3,152,737
Proximus SADP	32,355	1,052,813
Solvay Class A	13,770	1,469,593
†Telenet Group Holding	7,983	431,416
UCB	25,888	2,336,623
Umicore	15,771	661,345

		34,268,941

☐China–0.01%
Yangzijiang Shipbuilding Holdings	294,000	227,147

		227,147

LVIP SSgA International Index Fund––6

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Denmark–1.87%
AP Moeller - Maersk Class A	810	$1,042,943
AP Moeller - Maersk Class B	1,452	1,893,658
Carlsberg Class B	22,158	1,962,815
Chr Hansen Holding	19,213	1,201,658
Coloplast Class B	20,362	1,643,803
Danske Bank	140,920	3,780,823
DSV	36,826	1,449,459
ISS	29,033	1,046,438
Novo Nordisk Class B	384,481	22,258,492
Novozymes Class B	44,811	2,145,282
Pandora	22,318	2,813,653
TDC	153,000	761,716
Tryg	16,350	324,867
Vestas Wind Systems	41,346	2,887,261
†William Demant Holding	3,899	371,360

		45,584,228

Finland–0.89%
Elisa	25,308	952,166
Fortum	92,610	1,395,238
Kone Class B	68,275	2,890,703
Metso	16,203	362,934
Neste	23,689	706,987
Nokia	733,622	5,189,786
Nokian Renkaat	19,229	686,468
Orion Class B	16,843	582,712
Sampo Class A	89,263	4,532,767
Stora Enso Class R	118,253	1,069,212
UPM-Kymmene	109,992	2,041,942
Wartsila	28,764	1,313,244

		21,724,159

France–9.56%
Accor	38,379	1,662,116
Aeroports de Paris	6,640	772,652
Air Liquide	67,977	7,631,197
Airbus Group	116,874	7,875,471
†Alcatel-Lucent	527,936	2,085,635
†Alstom	45,291	1,383,345
Arkema	13,177	922,329
Atos	16,914	1,419,907
AXA	387,174	10,578,491
BNP Paribas	208,422	11,791,418
Bollore	171,897	800,940
†Bollore Class NEW	790	3,631
Bouygues	37,770	1,497,536
Bureau Veritas	50,866	1,013,784
Cap Gemini	31,442	2,917,231
Carrefour	110,682	3,194,091
Casino Guichard Perrachon	8,803	404,397
Christian Dior	10,218	1,735,574
Cie de Saint-Gobain	95,378	4,133,042

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Cie Generale des Etablissements Michelin	37,373	$3,557,095
CNP Assurances	27,678	373,341
Credit Agricole	208,477	2,456,610
Danone	114,752	7,753,837
Dassault Systemes	23,734	1,896,992
Edenred	32,877	621,447
Electricite de France	47,707	702,572
Engie	290,941	5,153,265
Essilor International	40,848	5,090,896
Eurazeo	5,746	396,250
Eutelsat Communications	37,881	1,134,122
Fonciere Des Regions	4,372	391,020
Gecina	7,061	858,377
Groupe Eurotunnel	98,043	1,219,705
Hermes International	4,846	1,637,994
ICADE	5,292	355,182
Iliad	5,154	1,228,545
Imerys	5,370	375,085
Ingenico Group	9,734	1,228,579
JCDecaux	16,700	640,162
Kering	15,388	2,630,842
Klepierre	39,008	1,733,818
Lagardere	18,306	546,252
Legrand	53,637	3,033,852
L’Oreal	49,772	8,371,507
LVMH Moet Hennessy Louis Vuitton	55,141	8,660,612
Natixis	171,606	970,746
Numericable-SFR	18,274	663,827
Orange	394,002	6,589,668
Pernod Ricard	42,397	4,834,920
†Peugeot	75,557	1,324,372
Publicis Groupe	38,146	2,536,415
Remy Cointreau	3,794	271,734
Renault	38,720	3,875,519
Rexel	60,653	807,604
Safran	58,286	4,004,226
Sanofi	230,869	19,674,159
Schneider Electric	110,001	6,248,204
SCOR	30,627	1,145,940
SES FDR	65,835	1,824,185
Societe BIC	6,223	1,023,979
Societe Generale	143,726	6,622,898
Sodexo	19,513	1,906,274
STMicroelectronics	123,283	825,312
Suez Environnement	63,390	1,185,550
Technip	20,226	1,005,798
Thales	21,829	1,633,820
TOTAL	421,060	18,875,839
Unibail-Rodamco	19,607	4,978,600
Valeo	16,281	2,510,003
Veolia Environnement	83,331	1,977,001

LVIP SSgA International Index Fund—7

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
France (continued)
Vinci	94,783	$6,074,814
Vivendi	230,173	4,943,210
Wendel	4,961	589,958
Zodiac Aerospace	34,874	830,323

		233,625,644

Germany–8.46%
adidas	42,148	4,090,658
Allianz	89,869	15,841,203
Axel Springer	6,481	360,395
BASF	180,620	13,758,649
Bayer	162,243	20,261,659
Bayerische Motoren Werke	65,714	6,922,751
Beiersdorf	18,607	1,691,138
Brenntag	27,756	1,446,237
†Commerzbank	216,629	2,235,201
Continental	21,934	5,305,809
Daimler	189,263	15,812,955
Deutsche Bank	272,720	6,622,612
Deutsche Boerse	38,762	3,407,069
†Deutsche Lufthansa	35,835	564,413
Deutsche Post	192,743	5,388,424
Deutsche Telekom	625,563	11,235,001
Deutsche Wohnen	70,302	1,943,889
E.ON	399,666	3,837,419
Evonik Industries	24,763	819,048
Fraport Frankfurt Airport Services
Worldwide	6,547	417,497
Fresenius	75,568	5,382,630
Fresenius Medical Care	43,851	3,684,831
GEA Group	33,906	1,369,768
Hannover Rueck	11,597	1,324,195
HeidelbergCement	28,831	2,349,548
Henkel	21,353	2,042,377
HUGO BOSS	12,561	1,036,350
Infineon Technologies	229,101	3,339,844
K+S	39,878	1,016,489
Kabel Deutschland Holding	3,440	425,042
LANXESS	17,878	822,658
Linde	36,832	5,320,450
MAN	6,236	626,638
Merck	26,256	2,542,011
METRO	31,210	994,222
Muenchener Rueckversicherungs- Gesellschaft in Muenchen Class R	33,102	6,594,845
OSRAM Licht	17,561	733,647
ProSiebenSat.1 Media	40,068	2,021,390
†QIAGEN	44,456	1,204,888
RTL Group	6,015	500,879
RWE	84,832	1,069,461
SAP	193,421	15,347,867
Siemens	155,862	15,078,313

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Germany (continued)
Symrise	26,033	$1,723,265
Telefonica Deutschland Holding	131,416	693,146
ThyssenKrupp	76,387	1,514,178
United Internet	25,977	1,428,127
Volkswagen	6,585	1,011,849
Vonovia	93,891	2,900,449
#†Zalando 144A	16,782	663,827

		206,725,211

■Hong Kong–3.04%
AIA Group	2,371,000	14,166,740
ASM Pacific Technology	34,000	265,451
Bank of East Asia	208,211	772,344
BOC Hong Kong Holdings	754,000	2,294,409
Cathay Pacific Airways	188,000	323,479
Cheung Kong Infrastructure Holdings	126,000	1,164,084
Cheung Kong Property Holdings	541,152	3,500,659
CK Hutchison Holdings	535,160	7,193,490
CLP Holdings	381,500	3,233,554
First Pacific	369,750	244,933
Galaxy Entertainment Group	422,000	1,322,245
Hang Lung Properties	388,000	879,142
Hang Seng Bank	154,600	2,930,151
Henderson Land Development	216,887	1,322,995
#HK Electric Investments 144A	515,027	431,542
HKT Trust	420,592	537,262
Hong Kong & China Gas	1,404,974	2,749,555
Hong Kong Exchanges and Clearing	222,961	5,679,811
Hongkong Land Holdings	114,000	796,038
Hysan Development	120,850	493,746
Kerry Properties	101,531	276,300
Li & Fung	1,312,000	887,276
Link REIT	465,215	2,773,521
Melco Crown Entertainment ADR	18,484	310,531
MGM China Holdings	135,995	169,022
MTR	308,071	1,521,178
New World Development	1,198,349	1,176,690
NWS Holdings	284,006	423,942
PCCW	636,596	372,121
Power Assets Holdings	258,500	2,369,782
Sands China	499,868	1,694,628
Shangri-La Asia	254,166	247,474
Sino Land	589,405	858,608
SJM Holdings	287,591	203,797
Sun Hung Kai Properties	345,005	4,146,763
Swire Pacific Class A	117,000	1,306,887
Swire Properties	261,361	751,492
Techtronic Industries	269,000	1,088,964
#†WH Group 144A	1,166,139	649,030
Wharf Holdings	268,000	1,477,593
Wheelock	155,000	650,400
Wynn Macau	271,153	315,019

LVIP SSgA International Index Fund––8

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
■Hong Kong (continued)
Yue Yuen Industrial Holdings	118,500	$401,416

		74,374,064

Ireland–0.64%
=Anglo Irish Bank	3,965	0
†Bank of Ireland	5,615,268	2,055,966
CRH	163,732	4,721,641
Kerry Group Class A	29,586	2,447,826
Ryanair Holdings ADR	6,300	544,698
WPP	259,042	5,958,629

		15,728,760

Israel–0.71%
Azrieli Group	6,290	234,289
Bank Hapoalim	181,640	937,506
†Bank Leumi Le-Israel	297,767	1,032,319
Bezeq The Israeli Telecommunication	354,913	781,191
†Check Point Software Technologies	13,177	1,072,344
Delek Group	735	147,168
Israel Chemicals	104,489	424,098
Mizrahi Tefahot Bank	17,430	208,149
†Mobileye	15,788	667,517
NICE Systems	11,008	632,436
†Taro Pharmaceutical Industries	1,467	226,725
Teva Pharmaceutical Industries	170,138	11,098,533

		17,462,275

Italy–2.23%
Assicurazioni Generali	233,287	4,261,186
Atlantia	84,183	2,227,248
†Banca Monte dei Paschi di Siena	450,639	596,535
†Banco Popolare	71,047	979,006
Enel	1,398,753	5,865,128
Enel Green Power	280,471	570,050
Eni	502,708	7,468,992
EXOR	21,295	966,465
†Fiat Chrysler Automobiles	166,585	2,313,406
†Finmeccanica	88,350	1,228,385
Intesa Sanpaolo	2,503,073	8,312,324
Intesa Sanpaolo RSP	202,428	618,336
Luxottica Group	34,359	2,238,905
Mediobanca	113,127	1,084,392
Prysmian	33,255	726,559
†Saipem	39,228	317,056
Snam	429,703	2,242,491
†Telecom Italia	2,238,171	2,836,336
Telecom Italia RSP	1,266,912	1,300,207
Terna Rete Elettrica Nazionale	283,703	1,458,986
UniCredit	949,464	5,249,052
Unione di Banche Italiane ScpA	170,261	1,137,539
UnipolSai	165,713	421,572

		54,420,156

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan–22.65%
ABC-Mart	4,800	$262,732
†Acom	83,400	392,715
Aeon	123,300	1,899,678
AEON Financial Service	19,500	435,587
Aeon Mall	16,390	281,112
Air Water	24,000	385,982
Aisin Seiki	36,500	1,570,836
Ajinomoto	115,000	2,722,595
Alfresa Holdings	29,600	584,584
Alps Electric	30,600	829,777
Amada Holdings	72,900	695,633
ANA Holdings	199,000	574,112
Aozora Bank	189,000	659,549
Asahi Glass	163,000	933,764
Asahi Group Holdings	78,600	2,460,424
Asahi Kasei	228,000	1,541,696
Asics	29,200	605,802
Astellas Pharma	419,000	5,964,537
Bandai Namco Holdings	38,800	819,699
Bank of Kyoto	61,000	565,670
Bank of Yokohama	236,000	1,446,526
Benesse Holdings	10,300	296,607
Bridgestone	129,900	4,455,569
Brother Industries	35,000	402,055
Calbee	12,400	523,618
Canon	211,400	6,394,590
Casio Computer	39,300	918,668
Central Japan Railway	28,800	5,112,765
Chiba Bank	128,000	908,280
Chubu Electric Power	119,200	1,632,225
Chugai Pharmaceutical	42,700	1,488,316
Chugoku Bank	25,500	340,251
Chugoku Electric Power	64,500	851,582
Citizen Holdings	51,700	371,567
Credit Saison	24,400	480,714
Dai Nippon Printing	93,000	919,605
Daicel	64,700	962,819
Daihatsu Motor	31,800	428,965
Dai-ichi Life Insurance	216,100	3,595,255
Daiichi Sankyo	117,500	2,425,065
Daikin Industries	47,400	3,451,604
Daito Trust Construction	13,100	1,513,125
Daiwa House Industry	121,200	3,483,913
Daiwa Securities Group	339,000	2,072,456
Denso	97,100	4,639,779
Dentsu	39,800	2,177,455
Don Quijote Holdings	21,600	758,533
East Japan Railway	66,400	6,252,359
Eisai	50,700	3,353,706
Electric Power Development	28,300	1,007,909
FamilyMart	8,500	395,530
FANUC	38,300	6,598,427

LVIP SSgA International Index Fund––9

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Fast Retailing	10,600	$3,707,847
Fuji Electric	83,000	348,077
Fuji Heavy Industries	117,500	4,840,361
FUJIFILM Holdings	92,800	3,872,615
Fujitsu	383,000	1,911,520
Fukuoka Financial Group	136,000	674,344
†GungHo Online Entertainment	59,000	160,275
Gunma Bank	57,000	331,398
Hachijuni Bank	58,000	354,945
Hakuhodo DY Holdings	34,100	368,931
Hamamatsu Photonics	25,800	707,283
Hankyu Hanshin Holdings	223,000	1,449,415
Hikari Tsushin	2,400	163,433
Hino Motors	47,200	545,489
Hirose Electric	5,040	610,179
Hiroshima Bank	75,000	426,266
Hisamitsu Pharmaceutical	8,900	373,631
Hitachi	962,000	5,450,827
Hitachi Chemical	21,400	339,490
Hitachi Construction Machinery	14,900	231,720
Hitachi High-Technologies	9,200	248,786
Hitachi Metals	34,000	419,481
Hokuhoku Financial Group	180,000	366,923
Hokuriku Electric Power	23,600	348,757
Honda Motor	321,500	10,275,207
Hoshizaki Electric	7,700	478,653
Hoya	85,800	3,508,438
Hulic	62,200	546,127
Idemitsu Kosan	14,400	229,918
IHI	260,000	717,700
Iida Group Holdings	25,000	463,331
Inpex	173,700	1,693,316
Isetan Mitsukoshi Holdings	68,300	890,666
Isuzu Motors	110,500	1,190,327
ITOCHU	316,700	3,745,914
Itochu Techno-Solutions	7,200	143,450
Iyo Bank	38,000	369,181
J Front Retailing	43,000	625,091
Japan Airlines	20,000	715,828
Japan Airport Terminal	7,300	323,151
Japan Exchange Group	102,400	1,600,627
†Japan Post Bank	79,000	1,150,166
†Japan Post Holdings	88,000	1,365,391
Japan Prime Realty Investment	116	396,113
Japan Real Estate Investment	235	1,140,345
Japan Retail Fund Investment	528	1,015,764
Japan Tobacco	217,600	7,988,584
JFE Holdings	91,900	1,442,991
JGC	31,000	474,473
Joyo Bank	119,000	562,710
JSR	31,300	487,770
JTEKT	31,200	510,663

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
JX Holdings	424,110	$1,779,950
Kajima	170,000	1,011,704
Kakaku.com	22,800	448,448
Kamigumi	41,000	352,988
Kaneka	43,000	446,934
†Kansai Electric Power	132,000	1,582,587
Kansai Paint	36,000	545,657
Kao	100,600	5,169,493
Kawasaki Heavy Industries	244,000	902,737
KDDI	345,400	8,969,732
Keihan Electric Railway	102,000	683,090
Keikyu	74,000	611,455
Keio	126,000	1,088,055
Keisei Electric Railway	63,000	803,737
Keyence	9,144	5,025,381
Kikkoman	30,000	1,039,380
Kintetsu Group Holdings	353,000	1,435,163
Kirin Holdings	154,100	2,092,151
Kobe Steel	596,000	647,537
Koito Manufacturing	21,100	865,221
Komatsu	186,000	3,043,289
Konami Holdings	13,300	316,587
Konica Minolta	98,900	990,460
Kose	5,400	499,268
Kubota	225,000	3,475,801
Kuraray	75,500	914,479
Kurita Water Industries	16,000	335,049
Kyocera	64,600	2,999,934
Kyowa Hakko Kirin	36,000	566,424
†Kyushu Electric Power	84,700	923,116
†Kyushu Financial Group	68,000	479,168
Lawson	11,400	925,311
LIXIL Group	50,900	1,130,427
M3	35,600	738,106
Mabuchi Motor	9,800	531,088
Makita	23,200	1,336,883
Marubeni	313,100	1,609,611
Marui Group	39,100	636,233
Maruichi Steel Tube	7,000	206,642
Mazda Motor	97,600	2,013,869
McDonald’s Holdings	13,100	284,868
Medipal Holdings	20,600	351,092
MEIJI Holdings	23,068	1,905,329
Minebea	60,000	513,697
Miraca Holdings	8,200	360,798
Mitsubishi	274,900	4,572,255
Mitsubishi Chemical Holdings	254,300	1,613,395
Mitsubishi Electric	387,000	4,062,110
Mitsubishi Estate	249,000	5,177,325
Mitsubishi Gas Chemical	61,000	311,912
Mitsubishi Heavy Industries	614,000	2,684,604
Mitsubishi Logistics	25,000	329,391

LVIP SSgA International Index Fund––10

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Mitsubishi Materials	180,000	$566,913
Mitsubishi Motors	121,700	1,029,605
Mitsubishi Tanabe Pharma	39,700	683,948
Mitsubishi UFJ Financial Group	2,506,100	15,522,762
Mitsubishi UFJ Lease & Finance	69,900	359,707
Mitsui	340,700	4,048,043
Mitsui Chemicals	129,000	572,092
Mitsui Fudosan	188,000	4,718,207
Mitsui OSK Lines	258,000	650,721
Mixi	8,300	310,435
Mizuho Financial Group	4,618,420	9,236,457
MS&AD Insurance Group Holdings	101,954	2,989,643
Murata Manufacturing	40,300	5,798,175
Nabtesco	22,000	446,914
Nagoya Railroad	184,000	765,797
NEC	484,000	1,533,500
Nexon	30,200	491,265
NGK Insulators	51,000	1,149,502
NGK Spark Plug	30,000	789,821
NH Foods	34,000	666,368
NHK Spring	23,500	235,608
Nidec	44,400	3,219,576
Nikon	69,100	925,451
Nintendo	21,200	2,915,093
Nippon Building Fund	298	1,423,949
Nippon Electric Glass	61,000	307,438
Nippon Express	166,000	780,039
Nippon Paint Holdings	30,000	726,031
Nippon Prologis REIT	225	406,993
Nippon Steel & Sumitomo Metal	153,122	3,028,989
Nippon Telegraph & Telephone	149,000	5,929,673
Nippon Yusen	352,000	853,104
Nissan Motor	496,200	5,195,366
Nisshin Seifun Group	32,065	523,744
Nissin Foods Holdings	13,800	732,248
Nitori Holdings	14,400	1,209,289
Nitto Denko	33,700	2,460,189
NOK	14,100	329,374
Nomura Holdings	725,000	4,038,122
Nomura Real Estate Holdings	25,100	465,641
Nomura Real Estate Master Fund	690	857,621
Nomura Research Institute	25,190	967,351
NSK	90,000	977,893
NTT Data	24,900	1,203,768
NTT DOCOMO	283,900	5,823,001
NTT Urban Development	13,800	132,589
Obayashi	110,000	1,014,950
Obic	12,600	666,949
Odakyu Electric Railway	133,000	1,431,926
Oji Holdings	181,000	727,407
Olympus	56,300	2,216,364
Omron	34,000	1,133,748

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Ono Pharmaceutical	15,700	$2,799,377
Oracle Japan	5,900	274,693
Oriental Land	40,800	2,468,153
ORIX	266,000	3,731,416
Osaka Gas	391,000	1,412,210
Otsuka	7,300	358,589
Otsuka Holdings	79,100	2,810,222
Panasonic	440,200	4,462,348
Park24	17,800	431,230
Rakuten	173,100	1,993,640
Recruit Holdings	26,000	764,207
Resona Holdings	412,000	2,000,686
Ricoh	136,800	1,408,544
Rinnai	5,600	496,159
Rohm	18,800	952,197
Ryohin Keikaku	4,200	850,513
Sankyo	7,600	283,679
Sanrio	5,700	133,907
Santen Pharmaceutical	72,100	1,186,963
SBI Holdings	44,870	484,168
Secom	42,500	2,880,095
Sega Sammy Holdings	31,700	296,489
Seibu Holdings	18,000	367,587
Seiko Epson	60,700	934,690
Sekisui Chemical	82,000	1,070,569
Sekisui House	124,300	2,089,863
Seven & i Holdings	149,400	6,839,929
Seven Bank	91,400	400,818
Shikoku Electric Power	27,900	435,815
Shimadzu	41,000	686,308
Shimamura	3,500	409,865
Shimano	16,100	2,472,190
Shimizu	118,000	962,160
Shin-Etsu Chemical	82,000	4,457,815
Shinsei Bank	369,000	679,039
Shionogi	55,000	2,487,559
Shiseido	68,700	1,425,372
Shizuoka Bank	104,000	1,008,554
Showa Shell Sekiyu	36,300	296,202
SMC	10,900	2,830,982
SoftBank Group	189,400	9,558,697
Sohgo Security Services	11,900	558,074
Sompo Japan Nipponkoa Holdings	61,475	2,018,429
Sony	249,400	6,129,198
Sony Financial Holdings	36,800	658,223
Stanley Electric	30,300	664,681
Sumitomo	228,900	2,333,614
Sumitomo Chemical	278,000	1,596,514
Sumitomo Dainippon Pharma	22,500	265,072
Sumitomo Electric Industries	137,900	1,947,182
Sumitomo Heavy Industries	79,000	354,131
Sumitomo Metal Mining	104,000	1,262,395

LVIP SSgA International Index Fund––11

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Sumitomo Mitsui Financial Group	251,000	$9,472,609
Sumitomo Mitsui Trust Holdings	672,460	2,546,723
Sumitomo Realty & Development	73,000	2,083,529
Sumitomo Rubber Industries	23,600	306,867
Suntory Beverage & Food	26,800	1,173,152
Suruga Bank	28,300	583,199
Suzuken Aichi	11,550	438,907
Suzuki Motor	74,100	2,251,347
Sysmex	27,400	1,757,491
T&D Holdings	107,900	1,423,523
Taiheiyo Cement	198,000	578,197
Taisei	192,000	1,264,645
Taisho Pharmaceutical Holdings	4,800	338,989
Taiyo Nippon Sanso	34,000	307,475
Takashimaya	42,000	378,215
Takeda Pharmaceutical	156,300	7,792,711
TDK	25,600	1,639,457
Teijin	220,000	749,700
Terumo	58,000	1,797,544
THK	16,500	305,800
Tobu Railway	169,000	833,544
Toho Gas	58,000	374,562
Toho Tokyo	17,100	473,175
Tohoku Electric Power	86,900	1,086,319
Tokio Marine Holdings	135,600	5,237,282
†Tokyo Electric Power	273,200	1,573,090
Tokyo Electron	31,000	1,878,052
Tokyo Gas	472,000	2,217,738
Tokyo Tatemono	32,000	348,267
Tokyu	218,000	1,722,651
Tokyu Fudosan Holdings	103,800	650,577
TonenGeneral Sekiyu	65,000	548,708
Toppan Printing	86,000	792,299
Toray Industries	298,000	2,769,056
†Toshiba	818,000	1,681,104
TOTO	31,400	1,103,100
Toyo Seikan Group Holdings	35,600	660,322
Toyo Suisan Kaisha	14,000	487,915
Toyoda Gosei	15,200	345,283
Toyota Industries	30,100	1,609,483
Toyota Motor	535,700	32,986,509
Toyota Tsusho	35,000	818,714
Trend Micro	18,500	750,646
Unicharm	68,200	1,392,700
United Urban Investment	606	822,645
USS	37,900	569,455
West Japan Railway	34,100	2,356,998
Yahoo Japan	279,600	1,136,500
Yakult Honsha	17,100	836,920
Yamada Denki	149,900	647,470
Yamaguchi Financial Group	32,000	379,095
Yamaha	38,000	917,828

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Yamaha Motor	56,700	$1,270,895
Yamato Holdings	67,600	1,432,258
Yamazaki Baking	17,000	382,243
Yaskawa Electric	35,500	483,017
Yokogawa Electric	31,000	372,789
Yokohama Rubber	16,000	245,715

		553,745,506

Luxembourg–0.04%
Tenaris	85,654	1,014,212

		1,014,212

Netherlands–3.39%
Aegon	353,799	2,000,805
†AerCap Holdings	17,259	744,898
Akzo Nobel	49,624	3,315,657
†Altice Class A-W/I	71,927	1,033,349
†Altice Class B-W/I	16,305	237,641
ArcelorMittal	187,246	789,993
ASML Holding	68,701	6,103,907
Boskalis Westminster	15,031	613,119
CNH Industrial	172,123	1,178,807
Gemalto	14,967	898,009
Heineken	46,220	3,938,547
Heineken Holding	19,553	1,505,252
ING Groep CVA	761,786	10,306,519
Koninklijke Ahold	163,253	3,443,410
Koninklijke DSM	37,293	1,869,988
Koninklijke KPN	649,552	2,456,730
Koninklijke Philips	186,280	4,754,442
Koninklijke Vopak	11,600	499,529
NN Group	46,589	1,643,720
†NXP Semiconductors	23,233	1,957,380
†OCI	15,255	376,652
Randstad Holding	26,560	1,653,853
RELX	205,235	3,456,470
Royal Dutch Shell Class B	480,540	10,952,325
TNT Express	107,667	910,695
Unilever CVA	322,595	14,059,368
Wolters Kluwer	61,906	2,078,927

		82,779,992

New Zealand–0.16%
Auckland International Airport	168,953	662,869
Contact Energy	130,095	421,103
Fletcher Building	159,658	800,179
Meridian Energy	274,764	448,112
Mighty River Power	154,373	292,936
Ryman Healthcare	58,695	340,663
Spark New Zealand	417,153	939,356

		3,905,218

LVIP SSgA International Index Fund—12

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Norway–0.54%
DNB	197,618	$2,438,629
Gjensidige Forsikring	31,313	501,937
Norsk Hydro	250,639	933,079
Orkla	155,897	1,231,745
Schibsted	14,689	483,665
†Schibsted Class B	17,312	552,575
Statoil	224,470	3,135,432
Telenor	151,396	2,527,424
Yara International	32,920	1,418,003

		13,222,489

Portugal–0.13%
†Banco Comercial Portugues Class R	7,797,172	413,178
EDP	412,560	1,486,527
Galp Energia	62,209	725,863
Jeronimo Martins	39,399	512,651

		3,138,219

Singapore–1.20%
Ascendas Real Estate Investment Trust	325,000	520,883
CapitaLand	485,000	1,140,028
CapitaLand Commercial Trust	294,000	278,951
CapitaLand Mall Trust	405,000	549,560
City Developments	63,000	338,927
ComfortDelGro	432,000	925,063
DBS Group Holdings	350,892	4,112,425
Genting Singapore	955,800	515,746
Global Logistic Properties	614,000	927,271
Golden Agri-Resources	1,199,480	286,522
Hutchison Port Holdings Trust	909,400	480,546
Jardine Cycle & Carriage	18,888	461,775
Keppel	259,815	1,186,922
Noble Group	676,155	189,003
Oversea-Chinese Banking	611,288	3,779,377
Sembcorp Industries	151,000	323,677
Sembcorp Marine	131,000	161,194
Singapore Airlines	119,000	937,691
Singapore Exchange	175,000	946,507
Singapore Press Holdings	347,000	961,845
Singapore Technologies Engineering	239,000	505,237
Singapore Telecommunications	1,593,000	4,107,321
StarHub	118,000	307,092
Suntec Real Estate Investment Trust	451,000	491,188
United Overseas Bank	259,397	3,576,385
UOL Group	75,308	330,061
Wilmar International	434,000	895,518

		29,236,715

Spain–3.09%
Abertis Infraestructuras	96,481	1,508,834
ACS Actividades de Construccion y Servicios	37,050	1,083,940
#†Aena 144A	12,851	1,471,490

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Spain (continued)
Amadeus IT Holding	89,791	$3,957,325
Banco Bilbao Vizcaya Argentaria	1,255,903	9,176,194
Banco de Sabadell	905,900	1,605,445
Banco Popular Espanol	323,151	1,064,695
Banco Santander	2,840,244	13,971,573
Bankia	835,065	971,735
Bankinter	120,397	853,734
CaixaBank	540,562	1,881,400
†Distribuidora Internacional de Alimentacion	136,635	805,849
Enagas	38,364	1,082,119
Endesa	66,548	1,336,864
Ferrovial	91,999	2,080,298
Gas Natural SDG	62,405	1,272,520
Grifols	29,349	1,356,502
Iberdrola	1,069,644	7,582,329
Industria de Diseno Textil	216,028	7,421,113
Mapfre	219,475	549,357
Red Electrica	22,587	1,886,598
Repsol	214,490	2,361,270
Telefonica	901,033	9,995,535
Zardoya Otis	25,718	300,769

		75,577,488

Sweden–2.83%
Alfa Laval	49,082	895,784
Assa Abloy Class B	200,767	4,201,377
Atlas Copco Class A	134,990	3,309,643
Atlas Copco Class B	80,409	1,848,099
Boliden	53,928	903,258
Electrolux Class B	50,300	1,213,257
Getinge Class B	35,029	917,328
Hennes & Mauritz Class B	187,949	6,683,460
Hexagon Class B	53,370	1,973,735
Husqvarna Class B	76,246	503,032
ICA Gruppen	14,943	542,518
Industrivarden Class C	25,640	438,522
Investment Kinnevik Class B	43,919	1,352,369
Investor Class B	91,605	3,365,524
†Lundin Petroleum	36,176	521,846
Millicom International Cellular SDR	14,382	825,001
Nordea Bank	601,426	6,596,787
Sandvik	218,537	1,904,436
Securitas Class B	54,137	827,564
Skandinaviska Enskilda Banken Class A	304,923	3,205,793
Skanska Class B	70,159	1,360,241
SKF Class B	82,698	1,335,292
Svenska Cellulosa Class B	118,245	3,425,759
Svenska Handelsbanken Class A	298,875	3,968,352
Swedbank Class A	181,090	3,987,093
Swedish Match	34,439	1,216,632

LVIP SSgA International Index Fund—13

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
Sweden (continued)
Tele2 Class B	49,952	$498,001
Telefonaktiebolaget LM Ericsson Class B	604,184	5,823,433
TeliaSonera	524,364	2,603,176
Volvo Class B	309,224	2,866,466

		69,113,778

Switzerland–9.43%
†ABB	434,624	7,757,002
†Actelion	20,748	2,882,803
†Adecco	34,450	2,357,852
†Aryzta	18,855	953,852
Baloise Holding	10,554	1,337,597
Barry Callebaut	344	373,660
Cie Financiere Richemont Class A	103,260	7,390,622
†Credit Suisse Group	354,969	7,646,729
†Dufry	6,771	805,629
EMS-Chemie Holding	1,816	799,216
Galenica	758	1,185,929
Geberit	7,683	2,602,253
†Givaudan	1,859	3,374,015
†Glencore	2,386,526	3,162,562
†Julius Baer Group	41,757	2,020,085
Kuehne + Nagel International Class R	10,068	1,379,308
†LafargeHolcim	87,213	4,367,176
Lindt & Spruengli Class R	20	1,490,016
Lindt & Spruengli PC	184	1,149,026
†Lonza Group	11,031	1,794,026
Nestle	619,464	45,986,067
Novartis	445,472	38,319,179
Pargesa Holding Bearer Shares	4,834	305,393
Partners Group Holding	2,857	1,027,475
Roche Holding	137,592	38,127,901
Schindler Holding	4,023	678,435
Schindler Holding PC	9,332	1,561,234
SGS	995	1,890,998
Sika Bearer Shares	416	1,503,339
Sonova Holding	11,219	1,425,413
Sulzer	4,424	415,828
Swatch Group	6,269	2,177,004
Swatch Group Bearer Shares	7,766	524,443
†Swiss Life Holding	5,963	1,606,133
Swiss Prime Site	12,045	940,676
Swiss Re	69,895	6,826,386
Swisscom	5,236	2,620,117
Syngenta	18,429	7,213,168
Transocean	78,066	975,864
UBS Group	718,023	13,929,267
†Zurich Insurance Group	29,716	7,634,041

		230,517,719

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom–18.53%
3i Group	181,648	$1,286,804
Aberdeen Asset Management	174,782	744,810
Admiral Group	41,278	1,008,688
Aggreko	48,532	653,346
Amec Foster Wheeler	68,198	430,525
Anglo American	282,904	1,241,202
Antofagasta	80,124	551,176
ARM Holdings	282,138	4,300,501
Ashtead Group	104,586	1,721,318
Associated British Foods	71,565	3,521,629
AstraZeneca	248,297	16,772,373
#†Auto Trader Group Class WI 144A	145,868	951,071
Aviva	803,572	6,099,701
Babcock International Group	38,977	583,317
BAE Systems	632,051	4,653,643
Barclays	3,296,723	10,611,752
Barratt Developments	203,483	1,875,101
BG Group	673,499	9,763,264
BHP Billiton	418,349	4,665,510
BP	3,585,116	18,631,349
British American Tobacco	365,965	20,324,201
British Land	198,392	2,295,646
BT Group	1,648,889	11,449,575
Bunzl	69,898	1,939,340
Burberry Group	91,399	1,608,131
Capita	134,893	2,400,166
Capital Shopping Centres Group	157,275	734,802
Carnival	33,231	1,893,104
Centrica	998,132	3,205,083
Cobham	243,962	1,018,790
†Coca-Cola HBC	43,922	935,380
Compass Group	330,211	5,722,164
Croda International	25,935	1,162,055
Diageo	494,839	13,513,402
Direct Line Insurance Group	257,054	1,540,863
Dixons Carphone	189,776	1,396,625
easyJet	25,867	663,433
Experian	198,503	3,508,542
Fresnillo	32,375	336,618
G4S	301,072	1,000,132
GKN	294,248	1,335,304
GlaxoSmithKline	955,285	19,293,438
Hammerson	145,910	1,289,941
Hargreaves Lansdown	51,064	1,133,691
HSBC Holdings	3,873,572	30,579,849
ICAP	121,426	911,464
IMI	52,372	664,585
Imperial Tobacco Group	188,904	9,977,804
Inmarsat	85,313	1,430,273
InterContinental Hotels Group	43,219	1,684,671
International Consolidated Airlines Group	102,223	919,125

LVIP SSgA International Index Fund—14

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
International Consolidated Airlines Group	60,078	$538,466
Intertek Group	30,680	1,255,056
Investec	120,039	846,424
ITV	773,230	3,148,198
Johnson Matthey	36,309	1,420,379
Kingfisher	471,892	2,285,679
Land Securities Group	159,451	2,764,182
Legal & General Group	1,185,398	4,677,624
Lloyds Banking Group	11,235,237	12,089,468
London Stock Exchange Group	64,411	2,606,034
Marks & Spencer Group	334,222	2,225,391
Meggitt	166,452	919,056
†Melrose Industries	217,444	931,439
#Merlin Entertainments 144A	139,155	933,074
Mondi	75,922	1,488,178
National Grid	738,084	10,179,694
Next	29,177	3,132,866
Old Mutual	995,410	2,618,675
Pearson	165,705	1,791,407
†Persimmon	56,896	1,697,455
Petrofac	57,908	679,266
Provident Financial	28,555	1,415,881
Prudential	506,756	11,417,341
Randgold Resources	16,660	1,026,403
Reckitt Benckiser Group	126,572	11,711,641
RELX	225,232	3,972,308
Rexam	149,267	1,331,433
Rio Tinto	249,812	7,273,591
†Rolls-Royce Holdings	367,709	3,114,756
†Royal Bank of Scotland Group	650,887	2,893,331
Royal Dutch Shell Class A	788,489	17,859,219
Royal Mail	174,858	1,145,337
RSA Insurance Group	189,977	1,192,402
SABMiller	191,570	11,460,878
Sage Group	196,607	1,746,926
Sainsbury (J.)	260,765	993,080
Schroders	23,299	1,020,507
Segro	160,839	1,017,900
Severn Trent	44,502	1,422,626
Shire	116,867	8,018,213
Sky	207,708	3,405,021
Smith & Nephew	180,017	3,208,385
Smiths Group	76,336	1,055,679
†Sports Direct International	60,476	513,949
SSE	198,208	4,450,665
St. James’s Place	92,825	1,375,868
Standard Chartered	650,697	5,399,115
Standard Life	399,719	2,289,073
Tate & Lyle	91,019	801,753
Taylor Wimpey	666,549	1,992,625
†Tesco	1,622,467	3,565,128

Number of Shares		Value (U.S. $)

ΔCOMMON STOCK (continued)
United Kingdom (continued)
Travis Perkins	46,274	$1,342,476
TUI Class DI	102,628	1,832,494
Unilever	253,090	10,855,944
United Utilities Group	141,571	1,949,401
Vodafone Group	5,206,633	16,884,469
Weir Group	41,744	613,190
Whitbread	36,806	2,385,718
William Hill	169,832	991,190
WM Morrison Supermarkets	425,505	927,155
Wolseley	52,314	2,841,421

		452,877,780

Total Common Stock (Cost $2,286,466,218)		2,387,023,285

ΔPREFERRED STOCK–0.50%
Germany–0.50%
Bayerische Motoren Werke 4.68%	8,838	739,400
FUCHS PETROLUB 2.03%	12,670	596,558
Henkel 1.33%	35,712	3,985,348
Porsche Automobil Holding 4.84%	31,297	1,684,246
Volkswagen 4.59%	36,057	5,205,648

Total Preferred Stock (Cost $13,080,713)		12,211,200

ΔRIGHTS–0.00%
Italy–0.00%
†@Unione Di Banche Italiane, exercise price EUR 7.288, expiration date 1/13/16	170,261	0

		0

Singapore–0.00%
Ascendas Real Estate Investment Trust, exercise price SGD 2.218, expiration date 1/13/16	12,188	533

		533

Spain–0.00%
†@Repsol, exercise price EUR 0.46, expiration date 1/8/16	214,490	106,987

		106,987

Total Rights (Cost $107,735)		107,520

LVIP SSgA International Index Fund—15

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

MONEY MARKET FUND–1.33%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	32,516,736	$32,516,736

Total Money Market Fund (Cost $32,516,736)		32,516,736

TOTAL VALUE OF SECURITIES–99.49% (Cost $2,332,171,402)	$2,431,858,741
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.51%	12,452,522

NET ASSETS APPLICABLE TO 293,570,120 SHARES OUTSTANDING–100.00%	$2,444,311,263

NET ASSET VALUE PER SHARE–LVIP SSgA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,173,659,186 / 261,077,874 Shares)	$8.326

NET ASSET VALUE PER SHARE–LVIP SSgA INTERNATIONAL INDEX FUND SERVICE CLASS ($270,652,077 / 32,492,246 Shares)	$8.330

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$2,418,066,257
Undistributed net investment income	2,981,912
Accumulated net realized loss on investments	(76,345,697)
Net unrealized appreciation of investments and derivatives	99,608,791

Total net assets	$2,444,311,263

#

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2015, the aggregate value of Rule 144A securities was $5,100,034, which represents 0.21% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

r	Securities have been classified by country of origin. Classification by type of business has been presented on page 4.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«

Includes $1,047,445 cash collateral held at broker for futures contracts, $681,064 payable for fund shares redeemed, $732,897 due to manager and affiliates, and $2,812 due to custodian as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $106,987, which represents 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

☐	Securities listed and traded on the Hong Kong Stock Exchange.

The following futures contract was outstanding at December 31, 2015:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
582	E-mini MSCI EAFE Index	$49,199,215	$49,417,620	3/19/16	$218,405

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP SSgA International Index Fund—16

LVIP SSgA International Index Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

CDI–Chess Depository Interest

CVA–Dutch Certificate

FDR–Fiduciary Depositary Receipt

PC–Participation Certificate

REIT–Real Estate Investment Trust

RSP–Risparmio Italian Savings Shares

SCpA–Italian Consortium Joint-Stock Company

SDR–Special Drawing Right

SGD–Singapore Dollar

VVPR Strip–Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund—17

LVIP SSgA International Index Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$73,922,784
Foreign tax withheld	(5,202,085)

68,720,699

EXPENSES:
Management fees	9,520,834
Index fees	765,214
Distribution fees-Service Class	722,289
Accounting and administration expenses	564,012
Custodian fees	246,232
Pricing fees	150,616
Professional fees	129,183
Reports and statements to shareholders	71,103
Trustees’ fees and expenses	53,075
Consulting fees	3,223
Other	25,303

12,251,084
Less management fees waived	(1,780,209)

Total operating expenses	10,470,875

NET INVESTMENT INCOME	58,249,824

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(9,385,192)
Foreign currencies	(2,326,376)
Foreign currency exchange contracts	1,522,387
Futures contracts	(7,354,986)

Net realized loss	(17,544,167)

Net change in unrealized appreciation (depreciation) of:
Investments	(79,572,070)
Foreign currencies	205,271
Futures contracts	857,965

Net change in unrealized appreciation (depreciation)	(78,508,834)

NET REALIZED AND UNREALIZED LOSS	(96,053,001)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,803,177)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$58,249,824	$63,391,883
Net realized loss	(17,544,167)	(7,597,332)
Net change in unrealized appreciation (depreciation)	(78,508,834)	(186,726,895)

Net decrease in net assets resulting from operations	(37,803,177)	(130,932,344)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(57,007,876)	(52,055,091)
Service Class	(6,418,441)	(7,405,877)

	(63,426,317)	(59,460,968)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	561,499,408	547,532,456
Service Class	35,094,770	35,498,317
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	57,007,876	52,055,091
Service Class	6,418,441	7,405,877

	660,020,495	642,491,741

Cost of shares redeemed:
Standard Class	(213,686,793)	(126,151,158)
Service Class	(50,274,191)	(44,464,052)

	(263,960,984)	(170,615,210)

Increase in net assets derived from capital share transactions	396,059,511	471,876,531

NET INCREASE IN NET ASSETS	294,830,017	281,483,219
NET ASSETS:
Beginning of year	2,149,481,246	1,867,998,027

End of year	$2,444,311,263	$2,149,481,246

Undistributed net investment income	$2,981,912	$6,900,971

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund—18

LVIP SSgA International Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$8.657	$9.458	$7.942	$6.851	$7.932

Income (loss) from investment operations:
Net investment income[1]	0.222	0.300	0.202	0.206	0.201
Net realized and unrealized gain (loss)	(0.329)	(0.849)	1.461	1.031	(1.180)

Total from investment operations	(0.107)	(0.549)	1.663	1.237	(0.979)

Less dividends and distributions from:
Net investment income	(0.224)	(0.252)	(0.147)	(0.146)	(0.102)

Total dividends and distributions	(0.224)	(0.252)	(0.147)	(0.146)	(0.102)

Net asset value, end of period	$8.326	$8.657	$9.458	$7.942	$6.851

Total return[2]	(1.22% )	(5.84% )	20.98%	18.13%	(12.38% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,173,659	$1,861,073	$1,552,699	$800,954	$497,414
Ratio of expenses to average net assets	0.41%	0.43%	0.47%	0.50%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.48%	0.48%	0.51%	0.54%	0.58%
Ratio of net investment income to average net assets	2.48%	3.18%	2.32%	2.80%	2.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.41%	3.13%	2.28%	2.76%	2.67%
Portfolio turnover	1%	2%	6%	11%	19%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–19

LVIP SSgA International Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Index Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$8.660	$9.460	$7.944	$6.855	$7.934

Income (loss) from investment operations:
Net investment income[1]	0.200	0.276	0.180	0.187	0.189
Net realized and unrealized gain (loss)	(0.329)	(0.847)	1.461	1.030	(1.186)

Total from investment operations	(0.129)	(0.571)	1.641	1.217	(0.997)

Less dividends and distributions from:
Net investment income	(0.201)	(0.229)	(0.125)	(0.128)	(0.082)

Total dividends and distributions	(0.201)	(0.229)	(0.125)	(0.128)	(0.082)

Net asset value, end of period	$8.330	$8.660	$9.460	$7.944	$6.855

Total return[2]	(1.46% )	(6.08% )	20.69%	17.82%	(12.59% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$270,652	$288,408	$315,299	$217,638	$213,401
Ratio of expenses to average net assets	0.66%	0.68%	0.72%	0.75%	0.79%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.73%	0.76%	0.79%	0.83%
Ratio of net investment income to average net assets	2.23%	2.93%	2.07%	2.55%	2.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.16%	2.88%	2.03%	2.51%	2.42%
Portfolio turnover	1%	2%	6%	11%	19%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Index Fund–20

LVIP SSgA International Index Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund separates that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP SSgA International Index Fund–21

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of the Fund. LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% of the first $500 million of average daily net assets of the Fund; 0.05% of the next $500 million and 0.10% of the average daily net assets of the Fund in excess of $1 billion. This agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

SSgA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$101,406
Legal	28,258

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $45,008 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$675,126
Distribution fees payable to LFD	57,771

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP SSgA International Index Fund–22

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$437,702,943
Sales	20,546,391

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$2,376,735,821

Aggregate unrealized appreciation	$524,954,739
Aggregate unrealized depreciation	(469,831,819)

Net unrealized appreciation	$55,122,920

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP SSgA International Index Fund–23

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$163,514,119	$—	$163,514,119
Austria	—	4,239,465	—	4,239,465
Belgium	—	34,268,941	—	34,268,941
China	—	227,147	—	227,147
Denmark	—	45,584,228	—	45,584,228
Finland	—	21,724,159	—	21,724,159
France	3,631	233,622,013	—	233,625,644
Germany	663,827	206,061,384	—	206,725,211
Hong Kong	847,793	73,526,271	—	74,374,064
Ireland	544,698	15,184,062	—	15,728,760
Israel	1,966,586	15,495,689	—	17,462,275
Italy	—	54,420,156	—	54,420,156
Japan	3,852,346	549,893,160	—	553,745,506
Luxembourg	—	1,014,212	—	1,014,212
Netherlands	27,068,165	55,711,827	—	82,779,992
New Zealand	—	3,905,218	—	3,905,218
Norway	552,575	12,669,914	—	13,222,489
Portugal	—	3,138,219	—	3,138,219
Singapore	—	29,236,715	—	29,236,715
Spain	—	75,577,488	—	75,577,488
Sweden	—	69,113,778	—	69,113,778
Switzerland	1,490,016	229,027,703	—	230,517,719
United Kingdom	—	452,877,780	—	452,877,780
Preferred Stock	—	12,211,200	—	12,211,200
Rights	—	106,987	533	107,520
Money Market Fund	32,516,736	—	—	32,516,736

Total	$69,506,373	$2,362,351,835	$533	$2,431,858,741

Futures Contracts	$218,405	$—	$—	$218,405

As a result of utilizing international fair value pricing at December 31, 2015, the majority of the Fund’s common stock was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$63,426,317	$59,460,968

LVIP SSgA International Index Fund–24

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,418,066,257
Undistributed ordinary income	8,952,004
Capital loss carryforward	(37,532,965)
Net unrealized appreciation	54,825,967

Net assets	$2,444,311,263

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, mark-to-market of futures contracts, tax treatment of partnership investments and tax treatment of passive foreign investment companies (PFIC).

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015 the Fund recorded reclassifications as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$1,257,434	$(1,257,434)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2018	Short-Term	Long-Term	Total
$56,183	$7,582,791	$29,893,991	$37,532,965

*Capital Loss Carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	63,152,961	58,176,160
Service Class	3,935,396	3,819,696
Shares issued upon reinvestment of dividends and distributions:
Standard Class	6,874,127	5,901,131
Service Class	774,076	838,090

	74,736,560	68,735,077

Shares redeemed:
Standard Class	(23,938,931)	(13,259,598)
Service Class	(5,522,569)	(4,683,505)

	(29,461,500)	(17,943,103)

Net increase	45,275,060	50,791,974

LVIP SSgA International Index Fund–25

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that the counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

No foreign currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$218,405	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$1,522,387	$—
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(7,354,986)	857,965

Total		$(5,832,599)	$857,965

LVIP SSgA International Index Fund–26

LVIP SSgA International Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$1,243,202	$52,810
Futures contracts (average notional value)	73,390,985	—

8. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. Rule 144A and illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA International Index Fund–27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA International Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA International Index Fund (one of the series the constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA International Index Fund–28

LVIP SSgA International Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP SSgA International Index Fund–29

LVIP SSgA International Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were above the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSgA Funds Management, Inc. (“SSgA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSgA under the subadvisory agreement. The Board reviewed the services provided by SSgA and the reputation, resources and investment approach of SSgA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE® NR Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark over recent periods was largely due to the Fund’s expenses and was satisfactory. The Board considered LIAC’s statement that it remained confident in SSgA’s ability to manage index strategies. The Board concluded that the services provided by SSgA were satisfactory.

Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, and noted that the subadvisory fees for the Fund were lower than or within range of the fees charged by SSgA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSgA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSgA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSgA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSgA as to any additional benefits it receives and noted that SSgA indicated that it indirectly benefits from association with the Funds in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSgA International Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA International Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA International Index Fund–33

LVIP SSgA International Managed Volatility Fund (formerly LVIP SSgA International RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP SSgA International Managed

Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA International Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (3.50%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI EAFE® NR Index1 returned (.81%).

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index lost (0.81%) and the MSCI Emerging Markets NR Index4 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield5, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 posted total returns of 0.55% during the year.

The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. During the 1st and 4th quarters of the year global equity markets exhibited a period of positive returns and the volatility management strategy negatively impacted the Fund’s relative returns. At points during the 3rd quarter of 2015 when volatility escalated in the equity markets, the volatility management strategy successfully reduced the Fund’s overall volatility. Overall, the volatility management strategy detracted from results during 2015, a year which saw slightly negative developed international equity results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA International Index Fund 2015 Annual Commentary (“Underlying Fund”)

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move.

Markets in June were unsettled by a steady stream of worrying headlines from Europe as increasingly acrimonious negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund) to extend an existing bailout agreement came to an impasse. Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Near the end of the month a framework to release bailout funds to Greece to make that IMF payment still seemed possible with a hoped for last minute agreement. Those expectations were quickly dashed, however, by a surprise announcement by the Greek government

LVIP SSgA International Managed Volatility Fund–1

LVIP SSgA International Managed Volatility Fund

2015 Annual Report Commentary (continued)

on Friday evening June 26th to hold a referendum on a final set of austerity proposals by Greece’s creditors to unlock a final tranche of bailout funds. Unsurprisingly, equity markets on June 29th reacted negatively to the uncertainty created of the referendum, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy.

Global markets entered the third quarter of 2015 nervously with clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new, more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index7 and many country level markets posting double digit gains through the first half of 2015 now were in the red for the year.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through in November and December to close out the fourth quarter.

On an individual security level, the top positive contributors to the Fund’s performance were Commonwealth Bank of Australia, Anheuser-Busch InBev SA, and SAP SE. The top negative contributors to the Fund’s performance were Sanofi, Novartis AG, and BHP Billiton Plc.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

Growth of $10,000 invested 1/2/14 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,016 for the Standard Class shares and to $8,970 for the Service Class shares. For comparison, look at how the MSCI EAFE® NR Index did over the same period. The same $10,000 investment would have decreased to $9,432. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 3.50%
Inception (1/2/14)	– 5.06%

Service Class Shares
One Year	– 3.76%
Inception (1/2/14)	– 5.30%
1

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

6

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

7

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSgA International Managed Volatility Fund–2

LVIP SSgA International Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15
Actual*
Standard Class Shares	$1,000.00	$925.20	0.25%	$1.21
Service Class Shares	1,000.00	924.00	0.50%	2.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests significantly all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA International Managed Volatility Fund–3

LVIP SSgA International Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	92.59%
International Equity Fund	92.59%
Unaffiliated Investment Company	7.40%
Money Market Fund	7.40%
Total Value of Securities	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%

LVIP SSgA International Managed Volatility Fund–4

LVIP SSgA International Managed Volatility Fund

Schedule of Investments

December 31, 2015

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–92.59%
International Equity Fund–92.59%
*Lincoln Variable Insurance Products Trust–LVIP SSgA International Index Fund	9,406,965	$78,322,388

Total Affiliated Investment Company (Cost $84,603,919)		78,322,388

	Number of	Value
	Shares	(U.S. $)

UNAFFILIATED INVESTMENT COMPANY–7.40%
Money Market Fund–7.40%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	6,254,966	$6,254,966

Total Unaffiliated Investment Company (Cost $6,254,966)		6,254,966

TOTAL VALUE OF SECURITIES–99.99% (Cost $90,858,885)	84,577,354
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	11,141

NET ASSETS APPLICABLE TO 9,821,342 SHARES OUTSTANDING–100.00%	$84,588,495

* Standard Class shares.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Managed Volatility Fund–5

LVIP SSgA International Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$78,322,388
Investments in unaffiliated investment companies, at value	6,254,966
Receivable for fund shares sold	108,466
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,709
Cash	4,299
Dividends receivable from investment companies	46

TOTAL ASSETS	84,695,874

LIABILITIES:
Payable for investment companies purchased	52,329
Due to manager and affiliates	31,362
Accrued expenses payable	21,934
Payable for fund shares redeemed	1,754

TOTAL LIABILITIES	107,379

TOTAL NET ASSETS	$84,588,495

Investments in affiliated investment companies, at cost	$84,603,919
Investments in unaffiliated investment companies, at cost	6,254,966

Standard Class:
Net Assets	$9,016
Shares Outstanding	1,047
Net Asset Value Per Share	$8.611

Service Class:
Net Assets	$84,579,479
Shares Outstanding	9,820,295
Net Asset Value Per Share	$8.613

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$92,744,457
Accumulated net realized loss on investments	(1,874,431)
Net unrealized depreciation of investments and derivatives	(6,281,531)

Total net assets	$84,588,495

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Managed Volatility Fund–6

LVIP SSgA International Managed Volatility

Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment companies	$1,918,829
Dividends from unaffiliated investment companies	278

1,919,107

EXPENSES:
Management fees	385,864
Distribution fees-Service Class	126,905
Accounting and administration expenses	50,361
Professional fees	20,129
Reports and statements to shareholders	7,181
Consulting fees	3,568
Custodian fees	1,088
Trustees’ fees and expenses	688
Pricing fees	246
Other	128

596,158
Less management fees waived	(284,321)
Less expenses reimbursed	(58,003)

Total operating expenses	253,834

NET INVESTMENT INCOME	1,665,273

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Sale of investments in affiliated investment companies	(405,923)
Foreign currencies	(20,046)
Futures contracts	(1,096,393)

Net realized loss	(1,522,362)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(5,212,512)
Futures contracts	22,839

Net change in unrealized appreciation (depreciation)	(5,189,673)

NET REALIZED AND UNREALIZED LOSS	(6,712,035)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,046,762)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	1/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,665,273	$349,478
Net realized loss	(1,522,362)	(380,016)
Net change in unrealized appreciation (depreciation)	(5,189,673)	(1,091,858)

Net decrease in net assets resulting from operations	(5,046,762)	(1,122,396)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(199)	(222)
Service Class	(1,644,145)	(346,176)
Return of capital:
Standard Class	(1)	—
Service Class	(9,495)	—

	(1,653,840)	(346,398)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	499,989
Service Class	80,068,443	24,391,502
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	200	222
Service Class	1,653,640	346,176

	81,722,283	25,237,889

Cost of shares redeemed:
Standard Class	—	(496,468)
Service Class	(7,026,333)	(6,679,480)

	(7,026,333)	(7,175,948)

Increase in net assets derived from capital share transactions	74,695,950	18,061,941

NET INCREASE IN NET ASSETS	67,995,348	16,593,147
NET ASSETS:
Beginning of period	16,593,147	—

End of period	$84,588,495	$16,593,147

Distributions in excess of net investment income	$—	$(883)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Managed Volatility Fund–7

LVIP SSgA International Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Managed Volatility Fund Standard Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14
Net asset value, beginning of period	$9.123	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.328	0.334
Net realized and unrealized loss	(0.645)	(0.989)

Total from investment operations	(0.317)	(0.655)

Less dividends and distributions from:
Net investment income	(0.194)	(0.222)
Return of capital	(0.001)	—

Total dividends and distributions	(0.195)	(0.222)

Net asset value, end of period	$8.611	$9.123

Total return[3]	(3.50% )	(6.57% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9	$9
Ratio of expenses to average net assets[4]	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.92%	1.26%
Ratio of net investment income to average net assets	3.52%	3.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.85%	2.26%
Portfolio turnover	7%	46%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Managed Volatility Fund–8

LVIP SSgA International Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA International Managed Volatility Fund Service Class
	Year Ended 12/31/15	1/2/14[1] to 12/31/14
Net asset value, beginning of period	$9.125	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.301	0.302
Net realized and unrealized loss	(0.641)	(0.981)

Total from investment operations	(0.340)	(0.679)

Less dividends and distributions from:
Net investment income	(0.171)	(0.196)
Return of capital	(0.001)	—

Total dividends and distributions	(0.172)	(0.196)

Net asset value, end of period	$8.613	$9.125

Total return[3]	(3.76% )	(6.80% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,579	$16,584
Ratio of expenses to average net assets[4]	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.17%	1.51%
Ratio of net investment income to average net assets	3.27%	3.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.60%	2.01%
Portfolio turnover	7%	46%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA International Managed Volatility Fund–9

LVIP SSgA International Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA International Managed Volatility Fund (formerly, LVIP SSgA International RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSgA International Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSgA International Index Fund, which is advised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end Funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of the open-end Underlying Fund are valued under the valuation policy of the Underlying Fund. For information regarding the determination of the Underlying Fund’s NAV, see the Underlying Fund’s prospectus and statement of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold is recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax return for all open tax years (December 31, 2014–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate the portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The

LVIP SSgA International Managed Volatility Fund–10

LVIP SSgA International Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.76% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment adviser of the Underlying Fund (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.56% of the average daily net assets of the Fund. This agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the average daily net assets for the Standard Class and 0.50% for the Service Class. The agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, fees for the administrative and legal services were as follows:

Administrative	$1,935
Legal	546

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,632 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,055 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation, or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$5,709
Management fees payable to LIAC	13,939
Distribution fees payable to LFD	17,422

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 100% of the Standard Class shares of the Fund.

LVIP SSgA International Managed Volatility Fund–11

LVIP SSgA International Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA International Index Fund	$15,496,098	$71,638,675	$3,193,951	$(405,923)	$78,322,388	$1,918,829	$—

Total	$15,496,098	$71,638,675	$3,193,951	$(405,923)	$78,322,388	$1,918,829	$—

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$71,638,675
Sales	3,193,951

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$91,319,591

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(6,742,237)

Net unrealized depreciation	$(6,742,237)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$84,577,354

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP SSgA International Managed Volatility Fund–12

LVIP SSgA International Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities and net gains on foreign currency transactions are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during year ended December 31, 2015 and the period January 2, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	1/2/14* to 12/31/14
Ordinary income	$1,644,344	$346,398
Return of capital	9,496	—

Total	$1,653,840	$346,398

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$92,744,457
Capital loss carryforwards	(1,413,725)
Net unrealized depreciation	(6,742,237)

Net assets	$84,588,495

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Loss
$(20,046)	$20,046

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$908,759	$504,966	$1,413,725

LVIP SSgA International Managed Volatility Fund–13

LVIP SSgA International Managed Volatility Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	1/2/14* to 12/31/14
Shares sold:
Standard Class	—	50,000
Service Class	8,587,667	2,442,761
Shares issued upon reinvestment of dividends and distributions:
Standard Class	23	24
Service Class	190,183	37,669

	8,777,873	2,530,454

Shares redeemed:
Standard Class	—	(49,000)
Service Class	(775,033)	(662,952)

	(775,033)	(711,952)

Net increase	8,002,840	1,818,502

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSgA International Managed Volatility Fund–14

LVIP SSgA International Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$803,473	$11,648
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,899,866)	11,191

Total		$(1,096,393)	$22,839

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$916,994	$15,611,423

8. Market Risk

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements except as disclosed above.

LVIP SSgA International Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA International Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA International Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA International Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA International Managed Volatility Fund–16

LVIP SSgA International Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital Distributions (Tax Basis)	Total Distributions (Tax Basis)
99.43%	0.57%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Foreign Large Core funds category and the MSCI EAFE NET Risk Control 10% Total Return Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the median return of the performance peer group, and above the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that the Fund commenced

LVIP SSgA International Managed Volatility Fund—17

LVIP SSgA International Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

operations in January 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee was within range of the median of the Morningstar expense peer group without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Funds for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP SSgA International Managed Volatility Fund—18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA International Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA International Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA International Managed Volatility Fund–21

LVIP SSgA Large Cap Managed Volatility Fund (formerly LVIP SSgA Large Cap RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP SSgA Large Cap Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Large Cap Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (5.16%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index1, returned 1.38%.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500 Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500 Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index2, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index3 lost (0.81%) and the MSCI Emerging Markets NR Index4 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield5, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 posted total returns of 0.55% during the year.

The Fund invests in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. 2015 was a slightly positive year for large cap equities and experienced periods of time of higher volatility. During these periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. At points during 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015, a year which saw positive returns for U.S. large cap stocks.

Kevin J. Adamson, CPA

Patrick Mc Allister

Lincolin Investments Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Large Cap Managed Volatility Fund–1

LVIP SSgA Large Cap Managed Volatility Fund

2015 Annual Report Commentary (unaudited) (continued)

LVIP SSgA S&P 500 Index Fund 2015 Annual Commentary (“Underlying Fund”)

After a turbulent January 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10-year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May 2015 digesting an initial first quarter 2015 GDP report released on April 29, 2015 showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April, 2015.

After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500® Index for both the second and third quarters and the potential for more of the same in the final quarter of the year. This fall off in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500® index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

On an individual security level, the top positive contributors to the Underlying Fund’s performance were Amazon.com Inc, Microsoft Corporation, and General Electric Company. The top negative contributors to the Underlying Fund’s performance were Kinder Morgan Inc, Exxon Mobil Corporation, and QUALCOMM Incorporated.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/13 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Large Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,455 for the Standard Class shares and to $11,380 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $13,535. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 5.16%
Inception (5/1/13)	+ 5.22%

Service Class Shares
One Year	– 5.39%
Inception (5/1/13)	+ 4.96%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The Bloomberg UBS Commodity Index is the Dow Jones UBS index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

3.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australasia/Asia and the Far East), excluding the U.S. and Canada. The index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index return calculation assumes reinvestment of dividends net of withholding taxes.

5.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

6.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP SSgA Large Cap Managed Volatility Fund–2

LVIP SSgA Large Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$963.00	0.25%	$1.24
Service Class Shares	1,000.00	961.80	0.50%	2.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (“Underlying Funds”). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA Large Cap Managed Volatility Fund–3

LVIP SSgA Large Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	93.20%
Equity Fund	93.20%
Unaffiliated Investment Company	5.70%
Money Market Fund	5.70%
Total Value of Securities	98.90%
Receivables and Other Assets Net of Liabilities	1.10%
Total Net Assets	100.00%

LVIP SSgA Large Cap Managed Volatility Fund–4

LVIP SSgA Large Cap Managed Volatility Fund

Schedule of Investments

December 31, 2015

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–93.20%
Equity Fund–93.20%
*Lincoln Variable Insurance Products Trust– LVIP SSgA S&P 500 Index Fund	12,117,786	$174,435,535

Total Affiliated Investment Company (Cost $170,062,802)		174,435,535

Number of Shares		Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–5.70%
Money Market Fund–5.70%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	10,668,733	$10,668,733

Total Unaffiliated Investment Company (Cost $10,668,733)		10,668,733

TOTAL VALUE OF SECURITIES–98.90% (Cost $180,731,535)	185,104,268
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.10%	2,066,412

NET ASSETS APPLICABLE TO 17,187,821 SHARES OUTSTANDING–100.00%	$187,170,680

* Standard Class shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(390) E-mini S&P 500 Index	$(39,226,023)	$(39,690,300)	3/19/16	$(464,277)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap Managed Volatility Fund–5

LVIP SSgA Large Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment company, at value	$174,435,535
Investments in unaffiliated investment company, at value	10,668,733
Cash collateral held at broker for futures contracts	2,632,677
Receivable for fund shares sold	339,243
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	6,837
Dividends receivable from investment company	90

TOTAL ASSETS	188,083,115

LIABILITIES:
Net unrealized depreciation on futures contracts	464,277
Payable for investment company purchased	205,617
Payable for fund shares redeemed	148,749
Due to manager and affiliates	70,356
Accrued expenses payable	23,436

TOTAL LIABILITIES	912,435

TOTAL NET ASSETS	$187,170,680

Investments in affiliated investment company, at cost	$170,062,802
Investments in unaffiliated investment company, at cost	10,668,733

Standard Class:
Net Assets	$42,361
Shares Outstanding	3,890
Net Asset Value Per Share	$10.890

Service Class:
Net Assets	$187,128,319
Shares Outstanding	17,183,931
Net Asset Value Per Share	$10.890

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$194,537,709
Undistributed net investment income	19,012
Accumulated net realized loss on investments	(11,294,497)
Net unrealized appreciation of investments and derivatives	3,908,456

Total net assets	$187,170,680

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap Managed Volatility Fund–6

LVIP SSgA Large Cap Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment company	$3,291,319
Dividends from unaffiliated investment company	855

3,292,174

EXPENSES:
Management fees	1,040,623
Distribution fees-Service Class	371,595
Accounting and administration expenses	90,738
Professional fees	19,722
Reports and statements to shareholders	12,266
Consulting fees	3,622
Trustees’ fees and expenses	2,797
Custodian fees	2,654
Pricing fees	142
Other	512

1,544,671
Less management fees waived	(743,302)
Less expenses reimbursed	(58,123)

Total operating expenses	743,246

NET INVESTMENT INCOME	2,548,928

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment company	1,456,643
Sale of investments in affiliated investment company	(381,724)
Futures contracts	(8,869,060)

Net realized loss	(7,794,141)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment company	(2,928,693)
Futures contracts	(417,759)

Net change in unrealized appreciation (depreciation)	(3,346,452)

NET REALIZED AND UNREALIZED LOSS	(11,140,593)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,591,665)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap Managed Volatility Fund Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,548,928	$1,418,557
Net realized loss	(7,794,141)	(2,551,619)
Net change in unrealized appreciation (depreciation)	(3,346,452)	5,493,896

Net increase (decrease) in net assets resulting from operations	(8,591,665)	4,360,834

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(701)	(276)
Service Class	(2,630,221)	(1,942,032)

	(2,630,922)	(1,942,308)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	28,708	15,010
Service Class	118,048,304	84,597,885
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	701	276
Service Class	2,630,221	1,942,032

	120,707,934	86,555,203

Cost of shares redeemed:
Standard Class	(105)	(120,409)
Service Class	(28,587,776)	(10,347,340)

	(28,587,881)	(10,467,749)

Increase in net assets derived from capital share transactions	92,120,053	76,087,454

NET INCREASE IN NET ASSETS	80,897,466	78,505,980
NET ASSETS:
Beginning of year	106,273,214	27,767,234

End of year	$187,170,680	$106,273,214

Undistributed net investment income	$19,012	$101,006

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap Managed Volatility Fund–7

LVIP SSgA Large Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap Managed Volatility Fund Standard Class
			5/1/13[1]
	Year Ended		to
	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.676	$11.194	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.221	0.287	0.310
Net realized and unrealized gain (loss)	(0.822)	0.442	1.032

Total from investment operations	(0.601)	0.729	1.342

Less dividends and distributions from:
Net investment income	(0.185)	(0.247)	(0.148)
Return of capital	—	—	— [3]

Total dividends and distributions	(0.185)	(0.247)	(0.148)

Net asset value, end of period	$10.890	$11.676	$11.194

Total return[4]	(5.16% )	6.49%	13.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43	$13	$115
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.79%	0.83%	1.41%
Ratio of net investment income to average net assets	1.96%	2.54%	4.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.42%	1.96%	3.21%
Portfolio turnover	12%	8%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $2 were made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap Managed Volatility Fund–8

LVIP SSgA Large Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Large Cap Managed Volatility Fund Service Class
			5/1/13[1]
	Year Ended		to
	12/31/15	12/31/14	12/31/13
Net asset value, beginning of period	$11.675	$11.193	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.195	0.265	0.298
Net realized and unrealized gain (loss)	(0.824)	0.435	1.025

Total from investment operations	(0.629)	0.700	1.323

Less dividends and distributions from:
Net investment income	(0.156)	(0.218)	(0.130)
Return of capital	—	—	— [3]

Total dividends and distributions	(0.156)	(0.218)	(0.130)

Net asset value, end of period	$10.890	$11.675	$11.193

Total return[4]	(5.39% )	6.23%	13.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$187,128	$106,260	$27,652
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.04%	1.08%	1.66%
Ratio of net investment income to average net assets	1.71%	2.29%	4.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.17%	1.71%	2.97%
Portfolio turnover	12%	8%	8%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $514 were made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Large Cap Managed Volatility Fund–9

LVIP SSgA Large Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Large Cap Managed Volatility Fund (formerly LVIP SSgA Large Cap RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSgA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSgA S&P 500 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidlines for investment companies. The following accounting policies are in accordance U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

LVIP SSgA Large Cap Managed Volatility Fund–10

LVIP SSgA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.50% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of the average daily net assets for the Standard Class and 0.50% for the Service Class. The agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$6,029
Legal	1,689

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,413 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,807 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class Shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$6,837
Management fees payable to LIAC	31,273
Distribution fees payable to LFD	39,083

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 26.69% of the Standard Class shares of the Fund.

LVIP SSgA Large Cap Managed Volatility Fund–11

LVIP SSgA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP SSgA S&P 500 Index Fund	$99,872,944	$94,931,116	$17,058,107	$(381,724)	$174,435,535	$3,291,319	$1,456,643

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$94,931,116
Sales	17,058,107

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$181,133,846

Aggregate unrealized appreciation	$3,970,422
Aggregate unrealized depreciation	—

Net unrealized appreciation	$3,970,422

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$185,104,268

Futures Contracts	$(464,277)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP SSgA Large Cap Managed Volatility Fund–12

LVIP SSgA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follow:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$2,630,922	$1,942,308

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$194,537,709
Undistributed ordinary income	19,012
Capital loss carryforwards.	(6,983,731)
Straddle losses deferred	(4,372,732)
Net unrealized appreciation	3,970,422

Net assets	$187,170,680

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,352,442	$3,631,289	$6,983,731

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	2,693	1,352
Service Class	10,337,292	7,361,588
Shares issued upon reinvestment of dividends and distributions:
Standard Class	64	23
Service Class	240,042	164,649

	10,580,091	7,527,612

Shares redeemed:
Standard Class	(9)	(10,492)
Service Class	(2,494,840)	(895,294)

	(2,494,849)	(905,786)

Net increase	8,085,242	6,621,826

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation

LVIP SSgA Large Cap Managed Volatility Fund–13

LVIP SSgA Large Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(464,277)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(8,869,060)	$(417,759)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$2,195,526	$21,633,260

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Large Cap Managed Volatility Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Large Cap Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Large Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Large Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA Large Cap Managed Volatility Fund–15

LVIP SSgA Large Cap Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar S&P 500 Tracking funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board noted LIAC’s statement that the Fund continued to meet its objective of being at or below its volatility target, that the underlying fund

LVIP SSgA Large Cap Managed Volatility Fund–16

LVIP SSgA Large Cap Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

had tracked the S&P 500 Index closely for the one year period, and that LIAC would continue to monitor the Fund’s performance. The Board considered that the Fund commenced operations in May 2013, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median investment management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median of the expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP SSgA Large Cap Managed Volatility Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA Large Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Large Cap Managed Volatility Fund–20

LVIP SSgA Mid-Cap Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP SSgA Mid-Cap Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Mid-Cap Index Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (2.48%) (Standard Class shares with distributions reinvested), while its benchmark, the S&P MidCap 400® Index1, returned (2.18%).

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

After a turbulent January, 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10-year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May, 2015 digesting an initial first quarter 2015 GDP report released on April 29, 2015 showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April, 2015.

After another market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500® Index2 for both the second and third quarters and the potential for more of the same in the final quarter of the year. This fall off in earnings was most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500® Index aggregate earnings growth remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

On an individual security level, the top positive contributors to the Fund’s performance were Acuity Brands Inc., Jarden Corporation, and Mettler-Toledo International Inc. The top negative contributors to the Fund’s performance were Polaris Industries Inc., Community Health Systems Inc., and Skechers USA Inc.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 9/2/14 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,884 for the Standard Class shares and to $9,852 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have decreased to $9,930. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 2.48%
Inception (9/2/14)	– 0.87%

Service Class Shares
One Year	– 2.72%
Inception (9/2/14)	– 1.11%

1	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

LVIP SSgA Mid-Cap Index Fund–1

LVIP SSgA Mid-Cap Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$937.50	0.32%	$1.56
Service Class Shares	1,000.00	936.30	0.57%	2.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.59	0.32%	$1.63
Service Class Shares	1,000.00	1,022.33	0.57%	2.91

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Mid-Cap Index Fund–2

LVIP SSgA Mid-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.20%
Aerospace & Defense	1.64%
Airlines	1.14%
Auto Components	0.45%
Automobiles	0.17%
Banks	5.39%
Beverages	0.13%
Biotechnology	0.47%
Building Products	1.29%
Capital Markets	2.00%
Chemicals	2.97%
Commercial Services & Supplies	1.72%
Communications Equipment	1.01%
Construction & Engineering	0.57%
Construction Materials	0.20%
Consumer Finance	0.18%
Containers & Packaging	1.45%
Distributors	0.60%
Diversified Consumer Services	0.68%
Diversified Financial Services	1.07%
Electric Utilities	1.82%
Electrical Equipment	1.21%
Electronic Equipment, Instruments & Components	3.68%
Energy Equipment & Services	1.28%
Food & Staples Retailing	0.55%
Food Products	2.21%
Gas Utilities	1.65%
Health Care Equipment & Supplies	4.07%
Health Care Providers & Services	2.83%
Health Care Technology	0.19%
Hotels, Restaurants & Leisure	2.09%
Household Durables	2.46%
Household Products	0.14%
Independent Power & Renewable Electricity Producers	0.03%
Industrial Conglomerates	0.38%
Insurance	5.45%
Internet & Catalog Retail	0.11%
Internet Software & Services	0.44%
IT Services	4.02%
Leisure Products	0.82%
Life Sciences Tools & Services	1.68%
Machinery	4.06%
Marine	0.19%
Media	1.49%

Security Type/Sector	Percentage of Net Assets
Metals & Mining	1.34%
Multiline Retail	0.26%
Multi-Utilities	1.09%
Oil, Gas & Consumable Fuels	1.63%
Paper & Forest Products	0.32%
Personal Products	0.43%
Pharmaceuticals	0.36%
Professional Services	1.23%
Real Estate Investment Trusts	10.57%
Real Estate Management & Development	0.58%
Road & Rail	0.70%
Semiconductors & Semiconductor Equipment	1.97%
Software	5.07%
Specialty Retail	2.54%
Technology Hardware, Storage & Peripherals	0.52%
Textiles, Apparel & Luxury Goods	0.82%
Thrifts & Mortgage Finance	0.67%
Trading Companies & Distributors	0.61%
Water Utilities	0.35%
Wireless Telecommunication Services	0.16%
Money Market Fund	2.62%
Total Value of Securities	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Jarden	0.78%
Extra Space Storage	0.72%
Acuity Brands	0.67%
Alaska Air Group	0.67%
Federal Realty Investment Trust	0.67%
UDR	0.65%
Hologic	0.63%
Mettler-Toledo International	0.61%
LKQ	0.59%
Foot Locker	0.59%
Total	6.58%

IT–Information Technology

LVIP SSgA Mid-Cap Index Fund–3

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets

December 31, 2015

Number of Shares		Value (U.S. $)

COMMON STOCK–97.20%
Aerospace & Defense–1.64%
B/E Aerospace	77,092	$3,266,388
†Esterline Technologies	22,750	1,842,750
Huntington Ingalls Industries	34,713	4,403,344
†KLX	38,950	1,199,271
Orbital ATK	43,783	3,911,573
†Teledyne Technologies	26,092	2,314,360
Triumph Group	36,384	1,446,264

		18,383,950

Airlines–1.14%
Alaska Air Group	93,624	7,537,668
†JetBlue Airways	232,906	5,275,321

		12,812,989

Auto Components–0.45%
Dana Holding	115,960	1,600,248
Gentex	217,034	3,474,714

		5,074,962

Automobiles–0.17%
Thor Industries	33,659	1,889,953

		1,889,953

Banks–5.39%
Associated Banc-Corp	108,824	2,040,450
BancorpSouth	63,449	1,522,142
Bank of Hawaii	32,206	2,025,757
Bank of the Ozarks	60,300	2,982,438
Cathay General Bancorp	54,878	1,719,328
Commerce Bancshares	62,143	2,643,572
Cullen/Frost Bankers	40,587	2,435,220
East West Bancorp	106,494	4,425,891
First Horizon National	178,518	2,592,081
First Niagara Financial Group	260,151	2,822,638
FirstMerit	122,419	2,283,114
Fulton Financial	126,570	1,646,676
Hancock Holding	57,516	1,447,678
International Bancshares	40,268	1,034,888
PacWest Bancorp	84,084	3,624,020
Prosperity Bancshares	48,580	2,325,039
†Signature Bank	36,936	5,664,874
†SVB Financial Group	38,136	4,534,370
Synovus Financial	95,758	3,100,644
TCF Financial	124,733	1,761,230
Trustmark	49,885	1,149,350
Umpqua Holdings	164,262	2,611,766
Valley National Bancorp	163,114	1,606,673
Webster Financial	67,033	2,492,957

		60,492,796

Beverages–0.13%
†Boston Beer Class A	7,136	1,440,830

		1,440,830

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology–0.47%
†United Therapeutics	33,730	$5,282,455

		5,282,455

Building Products–1.29%
Fortune Brands Home & Security	117,918	6,544,449
Lennox International	29,667	3,705,408
Smith (A.O.)	55,327	4,238,601

		14,488,458

Capital Markets–2.00%
Eaton Vance	87,586	2,840,414
Federated Investors Class B	68,954	1,975,532
Janus Capital Group	109,254	1,539,389
Raymond James Financial	94,631	5,485,759
SEI Investments	102,690	5,380,956
†Stifel Financial	51,925	2,199,543
Waddell & Reed Financial Class A	60,631	1,737,684
WisdomTree Investments	82,973	1,301,017

		22,460,294

Chemicals–2.97%
Albemarle	83,439	4,673,418
Ashland	46,307	4,755,729
Cabot	45,565	1,862,697
Chemours	133,687	716,562
Minerals Technologies	25,646	1,176,126
NewMarket	7,610	2,897,355
Olin	121,737	2,101,181
PolyOne	64,259	2,040,866
RPM International	98,972	4,360,706
Scotts Miracle-Gro Class A	33,020	2,130,120
Sensient Technologies	33,209	2,086,189
Valspar	53,695	4,454,000

		33,254,949

Commercial Services & Supplies–1.72%
†Clean Harbors	39,421	1,641,885
†Copart	79,382	3,017,310
Deluxe	36,869	2,010,835
Donnelley (R.R.) & Sons	154,032	2,267,351
Herman Miller	44,050	1,264,235
HNI	32,848	1,184,499
MSA Safety	23,247	1,010,547
Rollins	68,040	1,762,236
Waste Connections	90,962	5,122,980

		19,281,878

Communications Equipment–1.01%
†ARRIS Group	108,367	3,312,779
†Ciena	94,396	1,953,053
InterDigital	26,632	1,306,033
†NetScout Systems	74,287	2,280,611
Plantronics	25,478	1,208,167

LVIP SSgA Mid-Cap Index Fund–4

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
†Polycom	99,726	$1,255,550

		11,316,193

Construction & Engineering–0.57%
†AECOM	111,040	3,334,531
Granite Construction	29,547	1,267,862
KBR	106,518	1,802,285

		6,404,678

Construction Materials–0.20%
Eagle Materials	37,092	2,241,470

		2,241,470

Consumer Finance–0.18%
†SLM	314,329	2,049,425

		2,049,425

Containers & Packaging–1.45%
AptarGroup	45,624	3,314,584
Bemis	70,751	3,161,862
Greif Class A	18,973	584,558
Packaging Corp of America	72,155	4,549,373
Silgan Holdings	29,233	1,570,397
Sonoco Products	75,205	3,073,628

		16,254,402

Distributors–0.60%
†LKQ	225,617	6,685,032

		6,685,032

Diversified Consumer Services–0.68%
DeVry Education Group	42,346	1,071,777
Graham Holdings	3,273	1,587,307
Service Corp International	145,522	3,786,482
Sotheby’s	45,666	1,176,356

		7,621,922

Diversified Financial Services–1.07%
CBOE Holdings	61,337	3,980,771
MarketAxess Holdings	27,800	3,102,202
MSCI	68,316	4,927,633

		12,010,606

Electric Utilities–1.82%
Cleco	44,660	2,331,699
Great Plains Energy	114,805	3,135,325
Hawaiian Electric Industries	79,318	2,296,256
IDACORP	37,177	2,528,036
OGE Energy	148,567	3,905,826
PNM Resources	58,817	1,798,036
Westar Energy	104,602	4,436,171

		20,431,349

Electrical Equipment–1.21%
Acuity Brands	32,370	7,568,106

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment (continued)
Hubbell	40,504	$4,092,524
Regal Beloit	33,086	1,936,193

		13,596,823

Electronic Equipment, Instruments & Components–3.68%
†Arrow Electronics	68,553	3,714,202
Avnet	97,693	4,185,168
Belden	31,492	1,501,539
Cognex	64,336	2,172,627
FEI	30,688	2,448,596
Ingram Micro	115,981	3,523,503
†IPG Photonics	27,226	2,427,470
Jabil Circuit	140,676	3,276,344
†Keysight Technologies	125,941	3,567,909
†Knowles	65,142	868,343
National Instruments	74,757	2,144,778
SYNNEX	21,200	1,906,516
†Tech Data	25,531	1,694,748
†Trimble Navigation	186,686	4,004,415
Vishay Intertechnology	100,250	1,208,013
†Zebra Technologies	38,194	2,660,212

		41,304,383

Energy Equipment & Services–1.28%
Atwood Oceanics	44,393	454,140
†Dril-Quip	28,760	1,703,455
Nabors Industries	215,298	1,832,186
Noble	178,668	1,884,947
Oceaneering International	72,913	2,735,696
†Oil States International	38,096	1,038,116
Patterson-UTI Energy	109,200	1,646,736
Rowan	92,126	1,561,536
Superior Energy Services	111,096	1,496,463

		14,353,275

Food & Staples Retailing–0.55%
Casey’s General Stores	28,598	3,444,629
†SUPERVALU	195,513	1,325,578
†United Natural Foods	36,976	1,455,375

		6,225,582

Food Products–2.21%
Dean Foods	69,674	1,194,909
Flowers Foods	138,408	2,974,388
†Hain Celestial Group	76,660	3,096,297
Ingredion	52,932	5,073,003
Lancaster Colony	14,342	1,655,927
†Post Holdings	46,017	2,839,249
Tootsie Roll Industries	12,646	399,487
†TreeHouse Foods	31,659	2,483,965
†WhiteWave Foods	130,308	5,070,284

		24,787,509

LVIP SSgA Mid-Cap Index Fund–5

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Gas Utilities–1.65%
Atmos Energy	75,093	$4,733,863
National Fuel Gas	62,336	2,664,864
ONE Gas	37,736	1,893,215
Questar	129,746	2,527,452
UGI	128,274	4,330,530
WGL Holdings	36,720	2,312,993

		18,462,917

Health Care Equipment & Supplies–4.07%
†Align Technology	52,864	3,481,094
Cooper	35,979	4,828,382
†Halyard Health	34,363	1,148,068
Hill-Rom Holdings	42,438	2,039,570
†Hologic	181,799	7,033,803
†IDEXX Laboratories	66,809	4,871,712
ResMed	103,758	5,570,767
†Sirona Dental Systems	41,522	4,549,566
STERIS	63,501	4,784,165
Teleflex	30,765	4,044,059
West Pharmaceutical Services	53,727	3,235,440

		45,586,626

Health Care Providers & Services–2.83%
†Amsurg	40,200	3,055,200
†Centene	88,108	5,798,387
†Community Health Systems	87,157	2,312,275
†Health Net	57,459	3,933,643
†LifePoint Health	32,717	2,401,428
†MEDNAX	69,563	4,984,885
†Molina Healthcare	29,718	1,786,943
Owens & Minor	46,619	1,677,352
†VCA	58,869	3,237,795
†WellCare Health Plans	32,521	2,543,467

		31,731,375

Health Care Technology–0.19%
†Allscripts Healthcare Solutions	139,448	2,144,710

		2,144,710

Hotels, Restaurants & Leisure–2.09%
Brinker International	43,543	2,087,887
†Buffalo Wild Wings	14,026	2,239,251
Cheesecake Factory	33,487	1,544,086
Cracker Barrel Old Country Store	17,691	2,243,750
Domino’s Pizza	40,655	4,522,869
Dunkin’ Brands Group	69,061	2,941,308
International Speedway Class A	19,138	645,333
Jack in the Box	26,502	2,032,968
†Panera Bread Class A	17,731	3,453,644
Wendy’s	157,601	1,697,363

		23,408,459

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Household Durables–2.46%
CalAtlantic Group	55,200	$2,093,184
†Jarden	152,926	8,735,133
KB Home	67,222	828,847
MDC Holdings	28,858	736,745
†NVR	2,752	4,521,536
†Tempur Sealy International	46,361	3,266,596
†Toll Brothers	120,633	4,017,079
†TRI Pointe Homes	105,217	1,333,099
Tupperware Brands	36,805	2,048,198

		27,580,417

Household Products–0.14%
Energizer Holdings	45,921	1,564,069

		1,564,069

Independent Power & Renewable Electricity Producers–0.03%
†Talen Energy	47,462	295,688

		295,688

Industrial Conglomerates–0.38%
Carlisle	48,341	4,287,363

		4,287,363

Insurance–5.45%
†Alleghany	11,560	5,524,871
American Financial Group	53,327	3,843,810
Arthur J. Gallagher	130,616	5,347,419
Aspen Insurance Holdings	45,399	2,192,772
Berkley (W.R.)	73,346	4,015,694
Brown & Brown	85,282	2,737,552
CNO Financial Group	139,421	2,661,547
Endurance Specialty Holdings	45,423	2,906,618
Everest Re Group	32,108	5,878,654
First American Financial	80,041	2,873,472
†Genworth Financial	366,900	1,368,537
Hanover Insurance Group	32,051	2,607,028
Kemper	35,156	1,309,561
Mercury General	26,878	1,251,708
Old Republic International	180,223	3,357,554
Primerica	35,943	1,697,588
Reinsurance Group of America	48,280	4,130,354
RenaissanceRe Holdings	33,405	3,781,112
StanCorp Financial Group	31,567	3,594,850

		61,080,701

Internet & Catalog Retail–0.11%
HSN	24,022	1,217,195

		1,217,195

Internet Software & Services–0.44%
j2 Global	34,400	2,831,808
†Rackspace Hosting	83,030	2,102,320

		4,934,128

LVIP SSgA Mid-Cap Index Fund–6

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
IT Services–4.02%
†Acxiom	57,724	$1,207,586
Broadridge Financial Solutions	87,717	4,713,034
Computer Sciences	101,900	3,330,092
Convergys	72,978	1,816,422
†CoreLogic	64,613	2,187,796
DST Systems	24,466	2,790,592
†Gartner	61,207	5,551,475
Global Payments	95,946	6,189,476
Jack Henry & Associates	58,884	4,596,485
Leidos Holdings	47,642	2,680,339
MAXIMUS	47,855	2,691,844
†NeuStar Class A	40,884	979,989
Science Applications International	31,130	1,425,131
†VeriFone Systems	84,395	2,364,748
†WEX	28,539	2,522,848

		45,047,857

Leisure Products–0.82%
Brunswick	66,750	3,371,544
Polaris Industries	44,648	3,837,496
†Vista Outdoor	45,772	2,037,312

		9,246,352

Life Sciences Tools & Services–1.68%
†Bio-Rad Laboratories Class A	15,274	2,117,893
Bio-Techne	27,434	2,469,060
†Charles River Laboratories International	34,771	2,795,241
†LivaNova	31,200	1,852,344
†Mettler-Toledo International	20,152	6,834,148
†PAREXEL International	40,737	2,775,004

		18,843,690

Machinery–4.06%
AGCO	55,267	2,508,569
CLARCOR	37,039	1,840,098
Crane	35,974	1,720,996
Donaldson	91,063	2,609,866
Graco	41,928	3,021,751
IDEX	56,254	4,309,619
ITT	65,866	2,392,253
Joy Global	71,900	906,659
Kennametal	58,538	1,123,930
Lincoln Electric Holdings	49,414	2,564,092
Nordson	41,775	2,679,866
Oshkosh	57,751	2,254,599
Terex	81,407	1,504,401
Timken	53,587	1,532,052
Toro	40,800	2,981,256
Trinity Industries	112,011	2,690,504
Valmont Industries	16,794	1,780,500
Wabtec	71,641	5,095,108

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Woodward	41,428	$2,057,314

		45,573,433

Marine–0.19%
†Kirby	39,696	2,088,804

		2,088,804

Media–1.49%
†AMC Networks Class A	45,066	3,365,529
Cable One	3,273	1,419,369
Cinemark Holdings	77,591	2,593,867
†DreamWorks Animation SKG Class A	51,177	1,318,831
John Wiley & Sons Class A	36,453	1,641,479
†Live Nation Entertainment	108,649	2,669,506
Meredith	26,998	1,167,664
New York Times Class A	91,459	1,227,380
Time	80,872	1,267,264

		16,670,889

Metals & Mining–1.34%
Allegheny Technologies	80,645	907,256
Carpenter Technology	35,719	1,081,214
Commercial Metals	85,455	1,169,879
Compass Minerals International	24,859	1,871,137
Reliance Steel & Aluminum	53,354	3,089,730
Royal Gold	48,138	1,755,593
Steel Dynamics	180,350	3,222,855
United States Steel	107,571	858,417
Worthington Industries	33,917	1,022,258

		14,978,339

Multiline Retail–0.26%
Big Lots	37,524	1,446,175
†J. C. Penney	225,531	1,502,036

		2,948,211

Multi-Utilities–1.09%
Alliant Energy	83,823	5,234,746
Black Hills	38,197	1,773,487
MDU Resources Group	143,821	2,634,801
Vectren	61,014	2,588,214

		12,231,248

Oil, Gas & Consumable Fuels–1.63%
California Resources	228,023	531,294
Denbury Resources	263,329	531,925
Energen	58,777	2,409,269
†Gulfport Energy	78,756	1,935,035
HollyFrontier	137,124	5,469,876
QEP Resources	116,312	1,558,581
SM Energy	49,816	979,383
Western Refining	52,193	1,859,115
World Fuel Services	52,003	2,000,035

LVIP SSgA Mid-Cap Index Fund–7

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†WPX Energy	173,336	$994,949

		18,269,462

Paper & Forest Products–0.32%
Domtar	45,466	1,679,969
†Louisiana-Pacific	105,187	1,894,418

		3,574,387

Personal Products–0.43%
Avon Products	321,269	1,301,139
Edgewell Personal Care	45,121	3,536,133

		4,837,272

Pharmaceuticals–0.36%
†Akorn	58,304	2,175,322
†Catalent	72,501	1,814,700

		3,990,022

Professional Services–1.23%
CEB	24,707	1,516,763
†FTI Consulting	30,716	1,064,617
ManpowerGroup	54,461	4,590,518
Towers Watson Class A	51,288	6,588,456

		13,760,354

Real Estate Investment Trusts–10.57%
Alexandria Real Estate Equities	53,595	4,842,844
American Campus Communities	83,633	3,457,388
BioMed Realty Trust	150,387	3,562,668
Camden Property Trust	64,226	4,929,988
Care Capital Properties	61,082	1,867,277
†Communications Sales & Leasing	88,507	1,654,196
Corporate Office Properties Trust	69,807	1,523,887
Corrections of America	86,411	2,289,027
Douglas Emmett	103,844	3,237,856
Duke Realty	255,287	5,366,133
Equity One	54,468	1,478,806
Extra Space Storage	91,116	8,037,342
Federal Realty Investment Trust	51,215	7,482,512
Highwoods Properties	70,649	3,080,296
Hospitality Properties Trust	110,732	2,895,642
Kilroy Realty	68,518	4,335,819
Lamar Advertising	61,044	3,661,419
LaSalle Hotel Properties	83,413	2,098,671
Liberty Property Trust	108,771	3,377,340
Mack-Cali Realty	66,765	1,558,963
Mid-America Apartment Communities	55,737	5,061,477
National Retail Properties	100,853	4,039,163
Omega Healthcare Investors	121,836	4,261,820
Post Properties	40,300	2,384,148
Potlatch	30,036	908,289
Rayonier	91,267	2,026,127
Regency Centers	69,650	4,744,558

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Senior Housing Properties Trust	173,535	$2,575,259
Sovran Self Storage	26,889	2,885,459
Tanger Factory Outlet Centers	70,766	2,314,048
Taubman Centers	44,140	3,386,421
UDR	193,537	7,271,185
Urban Edge Properties	68,165	1,598,469
Weingarten Realty Investors	84,973	2,938,366
WP Glimcher	136,747	1,450,886

		118,583,749

Real Estate Management & Development–0.58%
Alexander & Baldwin	33,548	1,184,580
Jones Lang LaSalle	33,324	5,327,175
†RMR Group Class A	—	6

		6,511,761

Road & Rail–0.70%
†Genesee & Wyoming	42,294	2,270,765
Landstar System	31,593	1,852,929
†Old Dominion Freight Line	50,730	2,996,621
Werner Enterprises	32,908	769,718

		7,890,033

Semiconductors & Semiconductor Equipment–1.97%
†Advanced Micro Devices	465,366	1,335,600
Atmel	308,195	2,653,559
†Cree	76,273	2,034,201
†Cypress Semiconductor	245,085	2,404,284
†Fairchild Semiconductor International	83,475	1,728,767
†Integrated Device Technology	107,547	2,833,863
Intersil Class A	97,344	1,242,109
†Silicon Laboratories	29,330	1,423,678
†SunEdison	232,458	1,183,211
†Synaptics	26,397	2,120,735
Teradyne	153,019	3,162,903

		22,122,910

Software–5.07%
†ACI Worldwide	86,208	1,844,851
†ANSYS	65,488	6,057,640
†Cadence Design Systems	220,012	4,578,450
CDK Global	118,379	5,619,451
†CommVault Systems	31,395	1,235,393
FactSet Research Systems	30,682	4,987,973
Fair Isaac	22,929	2,159,453
†Fortinet	108,474	3,381,135
†Manhattan Associates	54,382	3,598,457
Mentor Graphics	72,968	1,344,071
†PTC	85,311	2,954,320
†SolarWinds	46,573	2,743,150
Solera Holdings	50,161	2,750,328
†Synopsys	115,318	5,259,654
†Tyler Technologies	24,064	4,194,836

LVIP SSgA Mid-Cap Index Fund–8

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Ultimate Software Group	21,304	$4,165,145

		56,874,307

Specialty Retail–2.54%
Aaron’s	47,694	1,067,869
Abercrombie & Fitch	51,370	1,386,990
American Eagle Outfitters	129,870	2,012,985
†Ascena Retail Group	126,233	1,243,395
†Cabela’s	35,415	1,654,943
Chico’s FAS	100,455	1,071,855
CST Brands	54,788	2,144,402
Dick’s Sporting Goods	69,123	2,443,498
Foot Locker	101,268	6,591,534
Guess	47,457	895,988
†Murphy USA	29,717	1,805,011
†Office Depot	363,987	2,052,887
Rent-A-Center	39,156	586,165
Williams-Sonoma	61,134	3,570,837

		28,528,359

Technology Hardware, Storage & Peripherals–0.52%
†3D Systems	77,599	674,335
Diebold	47,883	1,440,799
Lexmark International Class A	45,263	1,468,784
†NCR	90,860	2,222,436

		5,806,354

Textiles, Apparel & Luxury Goods–0.82%
Carter’s	38,695	3,445,016
†Deckers Outdoor	23,587	1,113,306
†Kate Spade	94,262	1,675,036
†Skechers U.S.A. Class A	96,853	2,925,929

		9,159,287

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance–0.67%
New York Community Bancorp	358,258	$5,846,771
Washington Federal	68,025	1,621,036

		7,467,807

Trading Companies & Distributors–0.61%
GATX	31,216	1,328,241
MSC Industrial Direct	35,756	2,011,990
†NOW	79,142	1,252,026
Watsco	18,975	2,222,542

		6,814,799

Water Utilities–0.35%
Aqua America	131,250	3,911,250

		3,911,250

Wireless Telecommunication Services–0.16%
Telephone & Data Systems	68,298	1,768,235

		1,768,235

Total Common Stock (Cost $1,144,273,370)		1,089,938,982

MONEY MARKET FUND–2.62%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	29,369,520	29,369,520

Total Money Market Fund (Cost $29,369,520)		29,369,520

TOTAL VALUE OF SECURITIES–99.82% (Cost $1,173,642,890)	1,119,308,502
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.18%	2,024,056

NET ASSETS APPLICABLE TO 115,814,765 SHARES OUTSTANDING–100.00%	$1,121,332,558

NET ASSET VALUE PER SHARE–LVIP SSgA MID-CAP INDEX FUND STANDARD CLASS ($1,121,322,701 / 115,813,747 Shares)	$9.682

NET ASSET VALUE PER SHARE–LVIP SSgA MID-CAP INDEX FUND SERVICE CLASS ($9,857 / 1,018 Shares)	$9.683

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,175,005,962
Undistributed net investment income	1,276,814
Accumulated net realized loss on investments	(734,005)
Net unrealized depreciation of investments and derivatives	(54,216,213)

Total net assets	$1,121,332,558

†	Non-income producing for the period.

LVIP SSgA Mid-Cap Index Fund–9

LVIP SSgA Mid-Cap Index Fund

Statement of Net Assets (continued)

«

Includes $1,102,225 cash collateral held at broker for futures contracts, $391,774 payable for securities purchased, $259,809 due to manager and affiliates, and $394,080 payable for fund shares redeemed as of December 31, 2015.

The following futures contracts were outstanding at December 31, 2015:

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
266 E-mini S&P MidCap 400 Index	$31,374,925	$31,493,100	3/19/16	$118,175

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above prepresents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund–10

LVIP SSgA Mid-Cap Index Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$14,961,723

EXPENSES:
Management fees	2,647,839
Accounting and administration expenses	230,048
Index fees	199,792
Professional fees	42,702
Trustees’ fees and expenses	17,412
Custodian fees	13,221
Reports and statements to shareholders	11,711
Consulting fees	1,948
Pricing fees	1,460
Distribution fees-Service Class	26
Other	972

Total operating expenses	3,167,131

NET INVESTMENT INCOME	11,794,592

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	10,253,694
Futures contracts	(982,424)

Net realized gain	9,271,270

Net change in unrealized appreciation (depreciation) of:
Investments	(61,961,833)
Futures contracts	(328,826)

Net change in unrealized appreciation (depreciation)	(62,290,659)

NET REALIZED AND UNREALIZED LOSS	(53,019,389)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,224,797)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended 12/31/15	9/2/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,794,592	$1,658,694
Net realized gain (loss)	9,271,270	(215,641)
Net change in unrealized appreciation (depreciation)	(62,290,659)	8,074,446

Net increase (decrease) in net assets resulting from operations	(41,224,797)	9,517,499

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(10,408,877)	(1,854,183)
Service Class	(66)	(19)
Net realized gain:
Standard Class	(9,702,881)	—
Service Class	(86)	—

	(20,111,910)	(1,854,202)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	527,108,136	689,454,669
Service Class	—	10,000
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	20,111,758	1,854,183
Service Class	152	19

	547,220,046	691,318,871

Cost of shares redeemed:
Standard Class	(58,224,798)	(5,308,151)

	(58,224,798)	(5,308,151)

Increase in net assets derived from capital share transactions	488,995,248	686,010,720

NET INCREASE IN NET ASSETS	427,658,541	693,674,017
NET ASSETS:
Beginning of Year	693,674,017	—

End of Year	$1,121,332,558	$693,674,017

Undistributed (distributions in excess of) net investment income	$1,276,814	$(195,502)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund–11

LVIP SSgA Mid-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Mid-Cap Index Fund Standard Class
	Year Ended 12/31/15	9/2/14[1] to 12/31/14

Net asset value, beginning of period	$10.107	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.123	0.043
Net realized and unrealized gain (loss)	(0.371)	0.091

Total from investment operations	(0.248)	0.134

Less dividends and distributions from:
Net investment income	(0.092)	(0.027)
Net realized gain	(0.085)	—

Total dividends and distributions	(0.177)	(0.027)

Net asset value, end of period	$9.682	$10.107

Total return[3]	(2.48% )	1.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,121,323	$693,664
Ratio of expenses to average net assets	0.32%	0.33%
Ratio of net investment income to average net assets	1.20%	1.33%
Portfolio turnover	20%	4%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund–12

LVIP SSgA Mid-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Mid-Cap Index Fund Service Class
	Year Ended 12/31/15	9/2/14[1] to 12/31/14

Net asset value, beginning of period	$10.106	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.098	0.035
Net realized and unrealized gain (loss)	(0.370)	0.090

Total from investment operations	(0.272)	0.125

Less dividends and distributions from:
Net investment income	(0.066)	(0.019)
Net realized gain	(0.085)	—

Total dividends and distributions	(0.151)	(0.019)

Net asset value, end of period	$9.683	$10.106

Total return[3]	(2.72%)	1.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 10
Ratio of expenses to average net assets	0.57%	0.58%
Ratio of net investment income to average net assets	0.95%	1.08%
Portfolio turnover	20%	4%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Mid-Cap Index Fund–13

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closure or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2014 - December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP SSgA Mid-Cap Index Fund–14

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.27% of the average daily net assets of the Fund.

SSgA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$40,067
Legal	11,198

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $189 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$259,807
Distribution fees payable to LFD	2

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 100.00% of the Service Class shares of the Fund.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$661,183,499
Sales	192,638,361

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,174,777,138

Aggregate unrealized appreciation	$69,702,858
Aggregate unrealized depreciation	(125,171,494)

Net unrealized depreciation	$(55,468,636)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

LVIP SSgA Mid-Cap Index Fund–15

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Common Stock	$1,089,938,982
Money Market Fund	29,369,520

Total	$1,119,308,502

Futures Contracts	$118,175

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended December 31, 2015 and the period September 2, 2014* through December 31, 2014 was as follows:

	Year Ended 12/31/15	9/2/14* to 12/31/14
Ordinary income	$19,854,363	$1,854,202
Long-term capital gains	257,547	—

Total	$20,111,910	$1,854,202

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,175,005,962
Undistributed ordinary income	1,276,814
Undistributed long-term capital gains	518,418
Net unrealized depreciation	(55,468,636)

Net assets	$1,121,332,558

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market on futures contracts.

LVIP SSgA Mid-Cap Index Fund–16

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redesignation of dividends and distributions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the period January 1, 2015 through December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$86,667	$(86,667)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	9/2/14* to 12/31/14
Shares sold:
Standard Class	50,830,721	68,984,405
Service Class	—	1,000
Shares issued upon reinvestment of dividends and distributions:
Standard Class	2,059,605	183,855
Service Class	16	2

	52,890,342	69,169,262

Shares redeemed:
Standard Class	(5,706,238)	(538,601)

	(5,706,238)	(538,601)

Net increase	47,184,104	68,630,661

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$118,175	Receivables and other assets net of liabilities	$—

LVIP SSgA Mid-Cap Index Fund–17

LVIP SSgA Mid-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(982,424)	$(328,826)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$22,354,043	$—

8. Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Mid-Cap Index Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Mid-Cap Index Fund

We have audited the accompanying statement of net assets, of the LVIP SSgA Mid-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 2, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Mid-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 2, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA Mid-Cap Index Fund–19

LVIP SSgA Mid-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions Tax Basis	Total Distributions Tax Basis
98.72%	1.28%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Sub-Advisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP SSgA Mid-Cap Index Fund–20

LVIP SSgA Mid-Cap Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board noted that the investment management fees were within range of the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return compared to the total returns of a peer group of funds included in the Morningstar Mid-Cap Blend funds category. The Board noted that the Fund’s total returns were below the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in September 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, and noted that the subadvisory fees for the Fund were lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Overall Conclusion

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSgA Mid-Cap Index Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA Mid-Cap Index Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Mid-Cap Index Fund–24

LVIP SSgA S&P 500 Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP SSgA S&P 500 Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA S&P 500 Index Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 1.17% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index1, returned 1.38%.

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

After a turbulent January 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10-year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May 2015 digesting an initial first quarter 2015 GDP report, released on April 29, 2015, showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April 2015.

After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500® Index for both the second and third quarters and the potential for more of the same in the final quarter of the year. This falloff in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500® Index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com Inc, Microsoft Corporation, and General Electric Company. The top negative contributors to the Fund’s performance were Kinder Morgan Inc, Exxon Mobil Corporation, and QUALCOMM Incorporated.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA S&P 500 Index Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,710. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $20,242. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+ 1.17%
Five Years	+ 12.28%
Ten Years	+ 7.02%
Service Class Shares
One Year	+ 0.92%
Five Years	+ 12.00%
Inception (4/30/07)	+ 5.49%
[1]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the products. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

Commencing May 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Funds Sub-adviser.

LVIP SSgA S&P 500 Index Fund–1

LVIP SSgA S&P 500 Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$1,000.50	0.21%	$1.06
Service Class Shares	1,000.00	999.30	0.46%	2.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.15	0.21%	$1.07
Service Class Shares	1,000.00	1,022.89	0.46%	2.35

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA S&P 500 Index Fund–2

LVIP SSgA S&P 500 Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	97.38%
Aerospace & Defense	2.65%
Air Freight & Logistics	0.67%
Airlines	0.64%
Auto Components	0.38%
Automobiles	0.61%
Banks	5.87%
Beverages	2.25%
Biotechnology	3.60%
Building Products	0.09%
Capital Markets	2.05%
Chemicals	2.05%
Commercial Services & Supplies	0.43%
Communications Equipment	1.37%
Construction & Engineering	0.08%
Construction Materials	0.12%
Consumer Finance	0.82%
Containers & Packaging	0.21%
Distributors	0.07%
Diversified Consumer Services	0.04%
Diversified Financial Services	1.97%
Diversified Telecommunication Services	2.36%
Electric Utilities	1.67%
Electrical Equipment	0.45%
Electronic Equipment, Instruments & Components	0.37%
Energy Equipment & Services	1.00%
Food & Staples Retailing	2.29%
Food Products	1.68%
Gas Utilities	0.04%
Health Care Equipment & Supplies	2.09%
Health Care Providers & Services	2.67%
Health Care Technology	0.10%
Hotels, Restaurants & Leisure	1.80%
Household Durables	0.41%
Household Products	1.90%
Independent Power & Renewable Electricity Producers	0.06%
Industrial Conglomerates	2.50%
Insurance	2.66%
Internet & Catalog Retail	2.15%
Internet Software & Services	4.17%
IT Services	3.57%
Leisure Products	0.09%
Life Sciences Tools & Services	0.62%
Machinery	1.15%

Security Type/Sector	Percentage of Net Assets
Media	2.97%
Metals & Mining	0.23%
Multiline Retail	0.61%
Multi-Utilities	1.12%
Oil, Gas & Consumable Fuels	5.33%
Paper & Forest Products	0.09%
Personal Products	0.11%
Pharmaceuticals	5.63%
Professional Services	0.29%
Real Estate Investment Trusts	2.60%
Real Estate Management & Development	0.05%
Road & Rail	0.74%
Semiconductors & Semiconductor Equipment	2.41%
Software	4.27%
Specialty Retail	2.56%
Technology Hardware, Storage & Peripherals	3.98%
Textiles, Apparel & Luxury Goods	0.88%
Tobacco	1.57%
Trading Companies & Distributors	0.17%
Money Market Fund	2.22%
Short-Term Investments	0.18%
Total Value of Securities	99.78%
Receivables and Other Assets Net of Liabilities	0.22%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple	3.19%
Microsoft	2.41%
Exxon Mobil	1.76%
General Electric	1.60%
Johnson & Johnson	1.54%
Amazon.com	1.41%
Wells Fargo	1.37%
Berkshire Hathaway Class B	1.34%
JPMorgan Chase	1.32%
Facebook Class A	1.29%
Total	17.23%

IT–Information Technology

LVIP SSgA S&P 500 Index Fund–3

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–97.38%
Aerospace & Defense–2.65%
Boeing	223,889	$32,372,110
General Dynamics	106,380	14,612,357
Honeywell International	274,072	28,385,637
L-3 Communications Holdings	28,676	3,427,069
Lockheed Martin	94,403	20,499,611
Northrop Grumman	65,733	12,411,048
Precision Castparts	49,047	11,379,394
Raytheon	107,501	13,387,100
Rockwell Collins	47,305	4,366,251
Textron	97,822	4,109,502
United Technologies	290,359	27,894,789

		172,844,868

Air Freight & Logistics–0.67%
Expeditors International of Washington	67,776	3,056,698
FedEx	92,103	13,722,426
Robinson (C.H.) Worldwide	51,527	3,195,705
United Parcel Service Class B	244,824	23,559,414

		43,534,243

Airlines–0.64%
American Airlines Group	224,800	9,520,280
Delta Air Lines	282,000	14,294,580
Southwest Airlines	232,481	10,010,632
†United Continental Holdings	135,400	7,758,420

		41,583,912

Auto Components–0.38%
BorgWarner	79,998	3,458,314
Delphi Automotive	101,424	8,695,080
Goodyear Tire & Rubber	96,337	3,147,330
Johnson Controls	233,837	9,234,223

		24,534,947

Automobiles–0.61%
Ford Motor	1,377,802	19,413,230
General Motors	505,306	17,185,457
Harley-Davidson	68,393	3,104,358

		39,703,045

Banks–5.87%
Bank of America	3,669,701	61,761,068
BB&T	274,926	10,394,952
Citigroup	1,055,062	54,599,459
Comerica	63,052	2,637,465
Fifth Third Bancorp	286,512	5,758,891
Huntington Bancshares	285,820	3,161,169
JPMorgan Chase	1,304,360	86,126,891
KeyCorp	307,095	4,050,583
M&T Bank	57,085	6,917,560
People’s United Financial	108,817	1,757,395
PNC Financial Services Group	180,046	17,160,184

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Regions Financial	472,614	$4,537,094
SunTrust Banks	184,764	7,915,290
U.S. Bancorp	580,256	24,759,524
Wells Fargo	1,647,082	89,535,378
Zions Bancorporation	71,242	1,944,907

		383,017,810

Beverages–2.25%
Brown-Forman Class B	37,670	3,739,878
Coca-Cola	1,386,897	59,581,095
Coca-Cola Enterprises	75,132	3,699,500
Constellation Brands Class A	60,735	8,651,093
Dr Pepper Snapple Group	68,258	6,361,646
Molson Coors Brewing Class B	55,717	5,232,941
†Monster Beverage	54,268	8,083,761
PepsiCo	514,975	51,456,302

		146,806,216

Biotechnology–3.60%
AbbVie	580,210	34,371,640
†Alexion Pharmaceuticals	79,305	15,127,429
Amgen	265,757	43,140,334
Baxalta	189,735	7,405,357
†Biogen	78,849	24,155,391
†Celgene	277,140	33,190,286
Gilead Sciences	514,449	52,057,094
†Regeneron Pharmaceuticals	27,062	14,691,148
†Vertex Pharmaceuticals	87,300	10,984,959

		235,123,638

Building Products–0.09%
Allegion	33,625	2,216,560
Masco	122,721	3,473,004

		5,689,564

Capital Markets–2.05%
†Affiliated Managers Group	19,500	3,115,320
Ameriprise Financial	63,582	6,766,396
Bank of New York Mellon	391,203	16,125,388
BlackRock	44,891	15,286,283
†E*TRADE Financial	101,343	3,003,807
Franklin Resources	137,656	5,068,494
Goldman Sachs Group	141,086	25,427,930
Invesco	151,239	5,063,482
Legg Mason	36,847	1,445,508
Morgan Stanley	538,720	17,136,683
Northern Trust	77,684	5,600,240
Schwab (Charles)	424,525	13,979,608
State Street	143,090	9,495,452
T. Rowe Price Group	91,435	6,536,688

		134,051,279

LVIP SSgA S&P 500 Index Fund–4

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Chemicals–2.05%
Air Products & Chemicals	68,999	$8,977,460
Airgas	23,551	3,257,574
CF Industries Holdings	80,590	3,288,878
Dow Chemical	398,457	20,512,566
duPont (E.I.) deNemours	310,560	20,683,296
Eastman Chemical	52,227	3,525,845
Ecolab	94,159	10,769,906
FMC	46,801	1,831,323
International Flavors & Fragrances	28,420	3,400,169
LyondellBasell Industries Class A	132,160	11,484,704
Monsanto	154,152	15,187,055
Mosaic	123,247	3,400,385
PPG Industries	96,256	9,512,018
Praxair	102,284	10,473,882
Sherwin-Williams	28,016	7,272,954

		133,578,015

Commercial Services & Supplies–0.43%
ADT	61,257	2,020,256
Cintas	31,808	2,896,118
Iron Mountain	65,400	1,766,454
Pitney Bowes	70,554	1,456,940
Republic Services	85,837	3,775,970
†Stericycle	29,701	3,581,941
Tyco International	146,863	4,683,461
Waste Management	150,071	8,009,289

		28,190,429

Communications Equipment–1.37%
Cisco Systems	1,801,224	48,912,238
†F5 Networks	25,896	2,510,876
Harris	43,458	3,776,500
Juniper Networks	127,104	3,508,070
Motorola Solutions	57,102	3,908,632
QUALCOMM	532,624	26,623,211

		89,239,527

Construction & Engineering–0.08%
Fluor	51,837	2,447,743
†Jacobs Engineering Group	45,834	1,922,736
†Quanta Services	58,087	1,176,262

		5,546,741

Construction Materials–0.12%
Martin Marietta Materials	24,500	3,346,210
Vulcan Materials	46,963	4,460,076

		7,806,286

Consumer Finance–0.82%
American Express	300,950	20,931,073
Capital One Financial	190,130	13,723,583
Discover Financial Services	155,311	8,327,776
Navient	133,464	1,528,163

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Consumer Finance (continued)
†Synchrony Financial	297,368	$9,042,961

		53,553,556

Containers & Packaging–0.21%
Avery Dennison	31,943	2,001,548
Ball	48,478	3,525,805
†Owens-Illinois	57,882	1,008,304
Sealed Air	74,097	3,304,726
WestRock	92,018	4,197,861

		14,038,244

Distributors–0.07%
Genuine Parts	53,641	4,607,225

		4,607,225

Diversified Consumer Services–0.04%
Block (H&R)	84,114	2,801,837

		2,801,837

Diversified Financial Services–1.97%
†Berkshire Hathaway Class B	663,869	87,657,263
CME Group	119,753	10,849,622
Intercontinental Exchange	39,526	10,128,933
Leucadia National	111,225	1,934,203
McGraw-Hill Financial	97,179	9,579,906
Moody’s	62,142	6,235,328
Nasdaq	41,177	2,395,266

		128,780,521

Diversified Telecommunication Services–2.36%
AT&T	2,179,935	75,011,563
CenturyLink	200,303	5,039,623
Frontier Communications	416,649	1,945,751
†Level 3 Communications	104,700	5,691,492
Verizon Communications	1,441,758	66,638,055

		154,326,484

Electric Utilities–1.67%
American Electric Power	171,978	10,021,158
Duke Energy	241,248	17,222,695
Edison International	114,304	6,767,940
Entergy	63,372	4,332,110
Eversource Energy	111,174	5,677,656
Exelon	327,956	9,107,338
FirstEnergy	147,706	4,686,711
NextEra Energy	163,158	16,950,485
Pepco Holdings	88,409	2,299,518
Pinnacle West Capital	39,983	2,578,104
PPL	240,298	8,201,371
Southern	318,426	14,899,153
Xcel Energy	177,477	6,373,199

		109,117,438

LVIP SSgA S&P 500 Index Fund–5

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–0.45%
AMETEK	86,300	$4,624,817
Eaton	166,017	8,639,525
Emerson Electric	233,230	11,155,391
Rockwell Automation	48,290	4,955,037

		29,374,770

Electronic Equipment, Instruments & Components–0.37%
Amphenol Class A	109,832	5,736,525
Corning	437,260	7,993,113
FLIR Systems	49,450	1,388,061
TE Connectivity	143,511	9,272,246

		24,389,945

Energy Equipment & Services–1.00%
Baker Hughes	156,297	7,213,107
†Cameron International	69,300	4,379,760
Diamond Offshore Drilling	23,552	496,947
ENSCO Class A	84,759	1,304,441
†FMC Technologies	82,116	2,382,185
Halliburton	304,837	10,376,651
Helmerich & Payne	38,008	2,035,328
National Oilwell Varco	135,690	4,544,258
Schlumberger	443,555	30,937,961
Transocean	119,500	1,479,410

		65,150,048

Food & Staples Retailing–2.29%
Costco Wholesale	154,048	24,878,752
CVS Health	390,721	38,200,792
Kroger	343,646	14,374,712
Sysco	187,218	7,675,938
Walgreens Boots Alliance	306,262	26,079,741
Wal-Mart Stores	553,195	33,910,854
Whole Foods Market	126,300	4,231,050

		149,351,839

Food Products–1.68%
Archer-Daniels-Midland	215,923	7,920,056
Campbell Soup	62,850	3,302,767
ConAgra Foods	153,952	6,490,616
General Mills	209,912	12,103,526
Hershey	51,930	4,635,791
Hormel Foods	47,136	3,727,515
JM Smucker	42,547	5,247,747
Kellogg	89,577	6,473,730
Keurig Green Mountain	42,600	3,833,148
Kraft Heinz	208,324	15,157,654
McCormick	41,319	3,535,254
Mead Johnson Nutrition	72,959	5,760,113
Mondelez International	569,708	25,545,707
Tyson Foods Class A	108,550	5,788,972

		109,522,596

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Gas Utilities–0.04%
AGL Resources	41,983	$2,678,935

		2,678,935

Health Care Equipment & Supplies–2.09%
Abbott Laboratories	526,903	23,663,214
Bard (C.R.)	26,337	4,989,281
Baxter International	194,635	7,425,325
Becton, Dickinson	75,001	11,556,904
†Boston Scientific	479,187	8,836,208
DENTSPLY International	49,675	3,022,724
†Edwards Lifesciences	76,616	6,051,132
†Intuitive Surgical	13,223	7,221,874
Medtronic	495,696	38,128,936
St. Jude Medical	100,342	6,198,125
Stryker	112,412	10,447,571
†Varian Medical Systems	35,132	2,838,666
Zimmer Biomet Holdings	61,290	6,287,741

		136,667,701

Health Care Providers & Services–2.67%
Aetna	122,244	13,217,021
AmerisourceBergen	73,278	7,599,661
Anthem	93,288	13,008,079
Cardinal Health	115,461	10,307,203
Cigna	90,256	13,207,160
†DaVita HealthCare Partners	60,328	4,205,465
†Express Scripts Holding	238,932	20,885,046
†HCA Holdings	113,400	7,669,242
†Henry Schein	29,500	4,666,605
Humana	52,332	9,341,785
†Laboratory Corp of America Holdings	34,947	4,320,847
McKesson	81,487	16,071,681
Patterson	30,024	1,357,385
Quest Diagnostics	50,611	3,600,467
†Tenet Healthcare	34,468	1,044,380
UnitedHealth Group	338,346	39,803,023
Universal Health Services Class B	32,000	3,823,680

		174,128,730

Health Care Technology–0.10%
†Cerner	109,929	6,614,428

		6,614,428

Hotels, Restaurants & Leisure–1.80%
Carnival	162,391	8,847,062
†Chipotle Mexican Grill	10,922	5,240,922
Darden Restaurants	40,630	2,585,693
Marriott International Class A	71,083	4,765,404
McDonald’s	325,418	38,444,883
Royal Caribbean Cruises	61,200	6,194,052
Starbucks	520,306	31,233,969
Starwood Hotels & Resorts Worldwide	60,805	4,212,570
Wyndham Worldwide	42,173	3,063,868

LVIP SSgA S&P 500 Index Fund–6

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Wynn Resorts	28,350	$1,961,537
Yum Brands	153,524	11,214,928

		117,764,888

Household Durables–0.41%
DR Horton	116,474	3,730,662
Garmin	42,324	1,573,183
Harman International Industries	24,006	2,261,605
Leggett & Platt	48,336	2,031,079
Lennar Class A	62,643	3,063,869
†Mohawk Industries	21,700	4,109,763
Newell Rubbermaid	95,104	4,192,184
PulteGroup	117,141	2,087,453
Whirlpool	27,308	4,010,726

		27,060,524

Household Products–1.90%
Church & Dwight	46,500	3,946,920
Clorox	45,885	5,819,595
Colgate-Palmolive	318,252	21,201,948
Kimberly-Clark	127,731	16,260,156
Procter & Gamble	964,068	76,556,640

		123,785,259

Independent Power & Renewable Electricity Producers–0.06%
AES	248,815	2,381,160
NRG Energy	118,655	1,396,569

		3,777,729

Industrial Conglomerates–2.50%
3M	218,971	32,985,791
Danaher	210,201	19,523,469
General Electric	3,344,283	104,174,415
Roper Technologies	35,164	6,673,776

		163,357,451

Insurance–2.66%
ACE	113,497	13,262,124
Aflac	153,511	9,195,309
Allstate	142,772	8,864,713
American International Group	438,344	27,164,178
Aon	100,096	9,229,852
Assurant	23,816	1,918,141
Chubb	80,993	10,742,912
Cincinnati Financial	52,875	3,128,614
Hartford Financial Services Group	147,989	6,431,602
*Lincoln National	91,136	4,580,495
Loews	105,008	4,032,307
Marsh & McLennan	188,469	10,450,606
MetLife	394,915	19,038,852
Principal Financial Group	95,833	4,310,568
Progressive	207,718	6,605,432
Prudential Financial	158,125	12,872,956

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
Torchmark	41,479	$2,370,940
Travelers	109,106	12,313,703
Unum Group	89,211	2,969,834
Willis Group Holdings	1,700	82,569
XL Group	109,742	4,299,692

		173,865,399

Internet & Catalog Retail–2.15%
†Amazon.com	136,158	92,027,831
Expedia	41,749	5,189,401
†Netflix	150,600	17,225,628
†Priceline Group	17,775	22,662,236
†TripAdvisor	39,134	3,336,174

		140,441,270

Internet Software & Services–4.17%
†Akamai Technologies	62,403	3,284,270
†Alphabet Class A Class A	103,220	80,306,192
†Alphabet Class C Class C	105,298	79,908,546
†eBay	399,744	10,984,965
†Facebook Class A	804,500	84,198,970
†VeriSign	35,587	3,108,880
†Yahoo	309,223	10,284,757

		272,076,580

IT Services–3.57%
Accenture Class A	220,667	23,059,702
†Alliance Data Systems	21,900	6,056,883
Automatic Data Processing	163,268	13,832,065
†Cognizant Technology Solutions Class A	213,616	12,821,232
CSRA	49,285	1,478,550
Fidelity National Information Services	100,489	6,089,633
†Fiserv	83,712	7,656,300
International Business Machines	315,863	43,469,066
MasterCard Class A	349,820	34,058,475
Paychex	114,576	6,059,925
†PayPal Holdings	388,744	14,072,533
†Teradata	47,428	1,253,048
Total System Services	58,068	2,891,786
Visa Class A	690,728	53,565,956
Western Union	183,387	3,284,461
Xerox	339,485	3,608,726

		233,258,341

Leisure Products–0.09%
Hasbro	39,684	2,673,114
Mattel	118,368	3,216,059

		5,889,173

Life Sciences Tools & Services–0.62%
Agilent Technologies	117,037	4,893,317
†Illumina	51,400	9,865,973

LVIP SSgA S&P 500 Index Fund–7

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
PerkinElmer	39,675	$2,125,390
Thermo Fisher Scientific	140,853	19,979,998
†Waters	29,216	3,931,889

		40,796,567

Machinery–1.15%
Caterpillar	211,281	14,358,657
Cummins	59,629	5,247,948
Deere	110,500	8,427,835
Dover	55,851	3,424,225
Flowserve	47,884	2,014,959
Illinois Tool Works	117,519	10,891,661
Ingersoll-Rand	93,175	5,151,646
PACCAR	127,655	6,050,847
Parker-Hannifin	47,582	4,614,502
Pentair	65,594	3,248,871
Snap-on	20,375	3,492,886
Stanley Black & Decker	54,640	5,831,727
Xylem	63,873	2,331,365

		75,087,129

Media–2.97%
Cablevision Systems Class A	76,841	2,451,228
CBS Class B	155,803	7,342,995
Comcast Class A	863,172	48,708,796
†Discovery Communications Class A	52,143	1,391,175
†Discovery Communications Class C	91,943	2,318,802
Disney (Walt)	538,890	56,626,561
Interpublic Group	147,580	3,435,662
News Class A	135,890	1,815,490
News Class B	38,200	533,272
Omnicom Group	87,097	6,589,759
Scripps Networks Interactive Class A	33,553	1,852,461
TEGNA	79,305	2,023,864
Time Warner	285,933	18,491,287
Time Warner Cable	99,223	18,414,797
Twenty-First Century Fox Class A	455,457	12,370,212
Twenty-First Century Fox Class B	152,900	4,163,467
Viacom Class B	123,923	5,100,671

		193,630,499

Metals & Mining–0.23%
Alcoa	445,381	4,395,910
Freeport-McMoRan	416,161	2,817,410
Newmont Mining	193,932	3,488,837
Nucor	111,943	4,511,303

		15,213,460

Multiline Retail–0.61%
Dollar General	102,929	7,397,507
†Dollar Tree	83,683	6,462,001
Kohl’s	70,903	3,377,110
Macy’s	112,117	3,921,853

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Multiline Retail (continued)
Nordstrom	49,411	$2,461,162
Target	220,338	15,998,742

		39,618,375

Multi-Utilities–1.12%
Ameren	85,201	3,683,239
CenterPoint Energy	150,835	2,769,331
CMS Energy	96,538	3,483,091
Consolidated Edison	102,812	6,607,727
Dominion Resources	210,110	14,211,840
DTE Energy	62,092	4,979,157
NiSource	110,795	2,161,610
PG&E	174,473	9,280,219
Public Service Enterprise Group	182,489	7,060,499
SCANA	49,706	3,006,716
Sempra Energy	83,388	7,839,306
TECO Energy	78,862	2,101,672
WEC Energy Group	110,658	5,677,862

		72,862,269

Oil, Gas & Consumable Fuels–5.33%
Anadarko Petroleum	181,227	8,804,008
Apache	135,726	6,035,735
Cabot Oil & Gas	146,196	2,586,207
Chesapeake Energy	182,105	819,473
Chevron	666,934	59,997,383
Cimarex Energy	33,700	3,012,106
Columbia Pipeline Group	137,895	2,757,900
ConocoPhillips	436,110	20,361,976
CONSOL Energy	80,832	638,573
Devon Energy	139,114	4,451,648
EOG Resources	192,502	13,627,217
EQT	53,107	2,768,468
Exxon Mobil	1,475,110	114,984,825
Hess	86,020	4,170,250
Kinder Morgan	637,281	9,508,233
Marathon Oil	236,829	2,981,677
Marathon Petroleum	189,020	9,798,797
Murphy Oil	58,565	1,314,784
†Newfield Exploration	59,297	1,930,710
Noble Energy	151,585	4,991,694
Occidental Petroleum	270,098	18,261,326
ONEOK	73,077	1,802,079
Phillips 66	169,771	13,887,268
Pioneer Natural Resources	53,614	6,722,123
Range Resources	59,106	1,454,599
†Southwestern Energy	133,050	945,986
Spectra Energy	241,690	5,786,059
Tesoro	43,861	4,621,634
Valero Energy	174,245	12,320,864
Williams	243,318	6,253,273

		347,596,875

LVIP SSgA S&P 500 Index Fund–8

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Paper & Forest Products–0.09%
International Paper	148,701	$5,606,028

		5,606,028

Personal Products–0.11%
Estee Lauder Class A	78,567	6,918,610

		6,918,610

Pharmaceuticals–5.63%
†Allergan	139,903	43,719,688
Bristol-Myers Squibb	592,026	40,725,469
†Endo International	71,500	4,377,230
Johnson & Johnson	980,481	100,715,008
Lilly (Eli)	341,952	28,812,876
†Mallinckrodt	40,800	3,044,904
Merck	987,381	52,153,464
†Mylan	147,305	7,964,781
Perrigo	52,151	7,546,250
Pfizer	2,187,348	70,607,593
Zoetis	162,721	7,797,590

		367,464,853

Professional Services–0.29%
Dun & Bradstreet	13,178	1,369,590
Equifax	42,618	4,746,367
Nielsen Holdings	130,900	6,099,940
Robert Half International	47,717	2,249,379
†Verisk Analytics Class A	55,000	4,228,400

		18,693,676

Real Estate Investment Trusts–2.60%
American Tower	148,403	14,387,671
Apartment Investment & Management	56,213	2,250,206
AvalonBay Communities	47,548	8,755,013
Boston Properties	55,212	7,041,738
Crown Castle International	117,965	10,198,074
Equinix	20,542	6,211,901
Equity Residential	128,742	10,504,060
Essex Property Trust	23,600	5,650,076
†Four Corners Property Trust	1	24
General Growth Properties	208,500	5,673,285
HCP	166,323	6,360,192
Host Hotels & Resorts	265,751	4,076,620
Kimco Realty	143,945	3,808,785
Macerich	48,010	3,873,927
Plum Creek Timber	61,686	2,943,656
Prologis	185,389	7,956,896
Public Storage	51,551	12,769,183
Realty Income	91,000	4,698,330
Simon Property Group	109,348	21,261,625
SL Green Realty	34,900	3,943,002
Ventas	119,495	6,743,103
Vornado Realty Trust	63,174	6,314,873
Welltower	126,101	8,578,651

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Weyerhaeuser	184,010	$5,516,620

		169,517,511

Real Estate Management & Development–0.05%
†CBRE Group Class A	98,176	3,394,926

		3,394,926

Road & Rail–0.74%
CSX	346,504	8,991,779
Hunt (J.B.) Transport Services	32,400	2,376,864
Kansas City Southern	38,738	2,892,566
Norfolk Southern	107,532	9,096,132
Ryder System	18,586	1,056,242
Union Pacific	304,202	23,788,596

		48,202,179

Semiconductors & Semiconductor Equipment–2.41%
Analog Devices	112,422	6,219,185
Applied Materials	428,253	7,995,484
Avago Technologies	91,100	13,223,165
Broadcom Class A	199,372	11,527,689
†First Solar	26,332	1,737,649
Intel	1,666,428	57,408,445
KLA-Tencor	56,221	3,898,926
Lam Research	56,750	4,507,085
Linear Technology	83,733	3,556,140
Microchip Technology	77,303	3,597,682
†Micron Technology	376,759	5,334,907
NVIDIA	180,310	5,943,018
†Qorvo	52,100	2,651,890
Skyworks Solutions	66,900	5,139,927
Texas Instruments	362,924	19,891,864
Xilinx	92,855	4,361,399

		156,994,455

Software–4.27%
Activision Blizzard	177,800	6,882,638
†Adobe Systems	176,400	16,571,016
†Autodesk	79,903	4,868,490
CA	112,419	3,210,687
†Citrix Systems	56,456	4,270,896
†Electronic Arts	109,179	7,502,781
Intuit	93,540	9,026,610
Microsoft	2,830,488	157,035,474
Oracle	1,139,978	41,643,396
†Red Hat	65,903	5,457,427
†salesforce.com	217,436	17,046,982
Symantec	242,225	5,086,725

		278,603,122

Specialty Retail–2.56%
Advance Auto Parts	25,800	3,883,158
†AutoNation	26,206	1,563,450

LVIP SSgA S&P 500 Index Fund–9

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†AutoZone	11,027	$8,181,042
†Bed Bath & Beyond	60,526	2,920,379
Best Buy	112,377	3,421,880
†CarMax	74,209	4,005,060
GameStop Class A	38,063	1,067,287
Gap	84,850	2,095,795
Home Depot	450,085	59,523,741
L Brands	91,643	8,781,232
Lowe’s	327,097	24,872,456
†O’Reilly Automotive	35,057	8,884,145
Ross Stores	147,226	7,922,231
Signet Jewelers	28,300	3,500,427
Staples	224,535	2,126,346
Tiffany	39,515	3,014,599
TJX	236,346	16,759,295
Tractor Supply	47,700	4,078,350
†Urban Outfitters	35,117	798,912

		167,399,785

Technology Hardware, Storage & Peripherals–3.98%
Apple	1,975,589	207,950,497
EMC	674,667	17,325,449
Hewlett Packard Enterprise	635,676	9,662,275
HP	635,676	7,526,404
NetApp	107,043	2,839,851
SanDisk	70,727	5,374,545
Seagate Technology	109,172	4,002,246
Western Digital	82,152	4,933,228

		259,614,495

Textiles, Apparel & Luxury Goods–0.88%
Coach	96,734	3,166,104
†Fossil Group	14,183	518,530
Hanesbrands	141,900	4,176,117
†Michael Kors Holdings	69,000	2,764,140
NIKE Class B	475,268	29,704,250
PVH	28,933	2,130,915
Ralph Lauren	21,272	2,371,403
†Under Armour Class A	63,800	5,142,918
VF	121,252	7,547,937

		57,522,314

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Tobacco–1.57%
Altria Group	695,701	$40,496,755
Philip Morris International	549,016	48,263,997
Reynolds American	293,002	13,522,042

		102,282,794

Trading Companies & Distributors–0.17%
Fastenal	106,003	4,327,042
Grainger (W.W.)	21,253	4,305,645
†United Rentals	34,000	2,466,360

		11,099,047

Total Common Stock (Cost $4,315,540,307)		6,355,750,400

MONEY MARKET FUND–2.22%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	144,735,673	144,735,673

Total Money Market Fund (Cost $144,735,673)		144,735,673

	Principal Amount°

SHORT-TERM INVESTMENTS–0.18%
≠U.S. Treasury Obligations–0.18%
U.S. Treasury Bills
¥0.021% 3/10/16	8,960,000	8,958,163
¥0.188% 3/17/16	2,500,000	2,499,535

Total Short-Term Investments (Cost $11,458,667)		11,457,698

LVIP SSgA S&P 500 Index Fund–10

LVIP SSgA S&P 500 Index Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–99.78% (Cost $4,471,734,647)	$6,511,943,771
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.22%	14,666,899

NET ASSETS APPLICABLE TO 453,395,248 SHARES OUTSTANDING–100.00%	$6,526,610,670

NET ASSET VALUE PER SHARE –LVIP SSgA S&P 500 INDEX FUND STANDARD CLASS ($5,567,595,553 / 386,777,018 Shares)	$14.395

NET ASSET VALUE PER SHARE –LVIP SSgA S&P 500 INDEX FUND SERVICE CLASS ($959,015,117 / 66,618,230 Shares)	$14.396

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$4,500,669,301
Undistributed net investment income	3,618,917
Accumulated net realized loss on investments	(19,508,335)
Net unrealized appreciation of investments and derivatives	2,041,830,787

TOTAL NET ASSETS	$6,526,610,670

†	Non-income producing for the period.

«

Includes $3,139,423 cash collateral due to broker for futures contracts, $1,146,875 due to manager and affiliates, $2,347,750 payable for securities purchased, and $1,473,472 payable for fund shares redeemed as of December 31, 2015.

Þ	Considered an affiliated company. See Note 2 in “Notes to Financial Statements”.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

¥	Fully or partially pledged as collateral for derivatives.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,581 E-mini S&P 500 Index	$159,276,707	$160,898,370	3/19/16	$1,621,663

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–11

LVIP SSgA S&P 500 Index Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$143,715,744
Dividends from affiliated investment companies	72,969
Interest	722
Foreign tax withheld	(10,035)

143,779,400

EXPENSES:
Management fees	11,210,160
Distribution fees-Service Class	2,458,699
Accounting and administration expenses	1,576,184
Index fees	669,557
Reports and statements to shareholders	231,857
Professional fees	160,396
Trustees’ fees and expenses	159,018
Custodian fees	64,585
Consulting fees	6,798
Pricing fees	2,440
Other	75,925

Total operating expenses	16,615,619

NET INVESTMENT INCOME	127,163,781

NET REALIZED AND UNREALIZED GAIN (LOSS )
Net realized gain (loss) from:
Sale of investments in affiliated investment companies	8,203
Sale of investments in unaffiliated investment companies	83,619,511
Foreign currencies	(328)
Futures contracts	5,878,993

Net realized gain	89,506,379

Net change in unrealized appreciation (depreciation) of:
Investments	(139,464,162)
Futures contracts	(601,114)

Net change in unrealized appreciation (depreciation)	(140,065,276)

NET REALIZED AND UNREALIZED LOSS	(50,558,897)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,604,884

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$127,163,781	$112,275,879
Net realized gain	89,506,379	105,515,263
Net change in unrealized appreciation (depreciation)	(140,065,276)	631,974,863

Net increase in net assets resulting from operations	76,604,884	849,766,005

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(107,310,468)	(103,287,670)
Service Class	(16,225,340)	(15,335,549)
Net realized gain on investments:
Standard Class	(52,832,633)	(43,694,152)
Service Class	(9,063,544)	(7,314,871)

	(185,431,985)	(169,632,242)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	844,170,892	1,249,052,085
Service Class	172,098,541	107,725,308
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	160,143,100	146,981,821
Service Class	25,288,885	22,650,420

	1,201,701,418	1,526,409,634

Cost of shares redeemed:
Standard Class	(1,015,483,930)	(1,454,911,267)
Service Class	(179,918,266)	(192,828,267)

	(1,195,402,196)	(1,647,739,534)

Increase (decrease) in net assets derived from capital share transactions	6,299,222	(121,329,900)

NET INCREASE (DECREASE) IN NET ASSETS	(102,527,879)	558,803,863
NET ASSETS:
Beginning of year	6,629,138,549	6,070,334,686

End of year	$6,526,610,670	$6,629,138,549

Undistributed (distributions in excess of) net investment income	$3,618,917	$(547,704)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–12

LVIP SSgA S&P 500 Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Standard Class
			Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.651	$13.259	$10.191	$8.896	$8.815

Income (loss) from investment operations:
Net investment income[1]	0.288	0.243	0.220	0.202	0.164
Net realized and unrealized gain (loss)	(0.121)	1.538	3.038	1.189	(0.001)

Total from investment operations	0.167	1.781	3.258	1.391	0.163

Less dividends and distributions from:
Net investment income	(0.284)	(0.275)	(0.190)	(0.096)	(0.082)
Net realized gain	(0.139)	(0.114)	—	—	—

Total dividends and distributions	(0.423)	(0.389)	(0.190)	(0.096)	(0.082)

Net asset value, end of period	$14.395	$14.651	$13.259	$10.191	$8.896

Total return[2]	1.17%	13.43%	32.00%	15.65%	1.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,567,596	$5,672,744	$5,143,799	$2,396,852	$1,332,511
Ratio of expenses to average net assets	0.21%	0.21%	0.23%	0.25%	0.28%
Ratio of net investment income to average net assets	1.95%	1.74%	1.84%	2.04%	1.85%
Portfolio turnover	10%	11%	8%	14%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–13

LVIP SSgA S&P 500 Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA S&P 500 Index Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$14.653	$13.263	$10.196	$8.901	$8.820

Income (loss) from investment operations:
Net investment income[1]	0.251	0.208	0.190	0.177	0.143
Net realized and unrealized gain (loss)	(0.122)	1.536	3.037	1.189	(0.002)

Total from investment operations	0.129	1.744	3.227	1.366	0.141

Less dividends and distributions from:
Net investment income	(0.247)	(0.240)	(0.160)	(0.071)	(0.060)
Net realized gain	(0.139)	(0.114)	—	—	—

Total dividends and distributions	(0.386)	(0.354)	(0.160)	(0.071)	(0.060)

Net asset value, end of period	$14.396	$14.653	$13.263	$10.196	$8.901

Total return[2]	0.92%	13.15%	31.68%	15.36%	1.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$959,015	$956,395	$926,536	$528,207	$442,467
Ratio of expenses to average net assets	0.46%	0.46%	0.48%	0.50%	0.53%
Ratio of net investment income to average net assets	1.70%	1.49%	1.59%	1.79%	1.60%
Portfolio turnover	10%	11%	8%	14%	11%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA S&P 500 Index Fund–14

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

“Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500®” and “500®” are trademarks of Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc., and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value, which approximates fair value. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures, or suspension of trading in a security.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. For foreign securities, these changes are included in the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP SSgA S&P 500 Index Fund–15

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund; 0.20% of the next $500 million; and 0.16% of the average daily net assets in excess of $1 billion.

SSgA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$285,909
Legal	79,884

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $171,120 for the year ended December 31, 2015.

LVIP SSgA S&P 500 Index Fund–16

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$941,812
Distribution fees payable to LFD	205,063

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

The Fund has investments in Lincoln National Corporation, the parent company of LIAC. Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends
Lincoln National	$5,273,114	$284,888	$306,354	$8,203	$4,580,495	$72,969

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$654,284,106
Sales	742,252,034

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$4,576,004,341

Aggregate unrealized appreciation	$2,191,549,580
Aggregate unrealized depreciation	(255,610,150)

Net unrealized appreciation	$1,935,939,430

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP SSgA S&P 500 Index Fund–17

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock	$6,355,750,400	$—	$6,355,750,400
Money Market Fund	144,735,673	—	144,735,673
Short-Term Investments	—	11,457,698	11,457,698

Total	$6,500,486,073	$11,457,698	$6,511,943,771

Futures Contracts	$1,621,663	$—	$1,621,663

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 were as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$123,535,808	$161,846,621
Long-term capital gain	61,896,177	7,785,621

Total	$185,431,985	$169,632,242

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,500,669,301
Undistributed ordinary income	3,618,917
Net unrealized appreciation	1,935,939,430
Undistributed long-term capital gain	86,383,022

Net assets	$6,526,610,670

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies, and mark-to-market on futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, tax treatment of gain (loss) on foreign currency transactions, and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Investment Loss
$538,648	$(538,648)

LVIP SSgA S&P 500 Index Fund–18

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	57,074,265	89,738,901
Service Class	11,769,617	7,706,621
Shares issued upon reinvestment of dividends and distributions:
Standard Class	11,162,872	10,001,100
Service Class	1,766,360	1,541,405

	81,773,114	108,988,027

Shares redeemed:
Standard Class	(68,644,880)	(100,497,824)
Service Class	(12,189,087)	(13,835,861)

	(80,833,967)	(114,333,685)

Net increase(decrease)	939,147	(5,345,658)

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$1,621,663	Receivables and other assets net of liabilities	$—

LVIP SSgA S&P 500 Index Fund–19

LVIP SSgA S&P 500 Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$5,878,993	$(601,114)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund for the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$157,916,623	$—

At December 31, 2015, the Fund pledged U.S. Treasury obligations with a value of $11,457,698 as collateral for futures contracts.

8. Credit and Market Risk

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA S&P 500 Index Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA S&P 500 Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA S&P 500 Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA S&P 500 Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA S&P 500 Index Fund–21

LVIP SSgA S&P 500 Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
33.38%	66.62%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Funds.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP SSgA S&P 500 Index Fund–22

LVIP SSgA S&P 500 Index Fund

Other Fund Information (continued)

Approval of Investment Management and Subadvisory Agreements (continued)

for the Fund. The Board noted that the investment management fees for the Fund were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 TR USD Index. The Board noted that the Fund’s total returns were above the median of the Morningstar peer group and below the benchmark index for the one year period, the same as the median of the Morningstar peer group and below the benchmark index for the three and five year periods and below the median of the Morningstar peer group and the benchmark index for the ten year period. The Board concluded that the services provided by SSgA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, and noted that the subadvisory fees for the Fund were lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSgA S&P 500 Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA S&P 500 Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA S&P 500 Index Fund–26

LVIP SSgA Small-Cap Index Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP SSgA Small-Cap Index Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Index Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (4.71%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 2000® Index1, returned (4.41%).

Small security misweights, cash drag, futures exposure, as-of cash flows, and compounding contributed to the difference between the Fund’s performance and that of the Index.

After a turbulent January, 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May, 2015 digesting an initial first quarter 2015 GDP report released on April 29, 2015 showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April, 2015.

After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500® Index2 for both the second and third quarters and the potential for more of the same in the final quarter of the year. This falloff in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500® index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

On an individual security level, the top positive contributors to the Fund’s performance were Dyax Corp, Neurocrine Biosciences Inc. and Piedmont Natural Gas Company Inc. The top negative contributors to the Fund’s performance were Clovis Oncology Inc., Men’s Wearhouse Inc., and Chimerix Inc.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Small-Cap Index Fund–1

LVIP SSgA Small-Cap Index Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Small-Cap Index Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,818. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $19,314. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 4.71%
Five Years	+ 8.75%
Ten Years	+ 6.53%
Service Class Shares
One Year	– 4.95%
Five Years	+ 8.48%
Inception (4/30/07)	+ 4.59%

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

[2]	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

Commencing April 30, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as the Fund’s sub-adviser.

Effective April 30, 2007, the Fund’s investment objective changed from active management of small-cap growth companies to passive management of a small-cap index strategy. Performance prior to April 30, 2007, reflects that of the former investment objective.

LVIP SSgA Small-Cap Index Fund–2

LVIP SSgA Small-Cap Index Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$910.80	0.37%	$1.78
Service Class Shares	1,000.00	909.70	0.62%	2.98
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.34	0.37%	$1.89
Service Class Shares	1,000.00	1,022.08	0.62%	3.16

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSgA Small-Cap Index Fund–3

LVIP SSgA Small-Cap Index Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	96.62%
Aerospace & Defense	1.40%
Air Freight & Logistics	0.43%
Airlines	0.35%
Auto Components	1.05%
Automobiles	0.03%
Banks	8.93%
Beverages	0.21%
Biotechnology	6.42%
Building Products	0.89%
Capital Markets	1.32%
Chemicals	1.66%
Commercial Services & Supplies	1.92%
Communications Equipment	1.53%
Construction & Engineering	0.78%
Construction Materials	0.15%
Consumer Finance	0.39%
Containers & Packaging	0.36%
Distributors	0.34%
Diversified Consumer Services	1.07%
Diversified Financial Services	0.40%
Diversified Telecommunication Services	0.73%
Electric Utilities	1.20%
Electrical Equipment	0.66%
Electronic Equipment, Instruments & Components	2.56%
Energy Equipment & Services	0.81%
Food & Staples Retailing	0.86%
Food Products	1.65%
Gas Utilities	1.28%
Health Care Equipment & Supplies	3.82%
Health Care Providers & Services	2.60%
Health Care Technology	0.57%
Hotels, Restaurants & Leisure	3.16%
Household Durables	1.24%
Household Products	0.19%
Independent Power & Renewable Electricity Producers	0.45%
Industrial Conglomerates	0.04%
Insurance	2.46%
Internet & Catalog Retail	0.62%
Internet Software & Services	2.40%
IT Services	2.45%
Leisure Products	0.30%
Life Sciences Tools & Services	0.67%
Machinery	2.50%
Marine	0.15%
Media	1.59%
Metals & Mining	0.69%
Multiline Retail	0.37%

Security Type/Sector	Percentage of Net Assets
Multi-Utilities	0.41%
Oil, Gas & Consumable Fuels	1.78%
Paper & Forest Products	0.61%
Personal Products	0.16%
Pharmaceuticals	1.98%
Professional Services	1.35%
Real Estate Investment Trusts	8.75%
Real Estate Management & Development	0.43%
Road & Rail	0.43%
Semiconductors & Semiconductor Equipment	3.31%
Software	4.54%
Specialty Retail	2.62%
Technology Hardware, Storage & Peripherals	0.62%
Textiles, Apparel & Luxury Goods	0.75%
Thrifts & Mortgage Finance	1.96%
Tobacco	0.18%
Trading Companies & Distributors	0.65%
Transportation Infrastructure	0.04%
Water Utilities	0.28%
Wireless Telecommunication Services	0.12%
Rights	0.00%
Warrants	0.00%
Money Market Fund	3.36%
Short-Term Investment	0.16%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
STERIS	0.37%
Tyler Technologies	0.34%
Dyax	0.31%
CubeSmart	0.29%
Manhattan Associates	0.28%
Neurocrine Biosciences	0.28%
Casey’s General Stores	0.27%
Anacor Pharmaceuticals	0.27%
Vail Resorts	0.27%
Piedmont Natural Gas	0.26%
Total	2.94%

IT–Information Technology

LVIP SSgA Small-Cap Index Fund–4

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets

December 31, 2015

Number of Shares		Value (U.S. $)

COMMON STOCK–96.62%
Aerospace & Defense–1.40%
AAR	31,098	$817,566
†Aerojet Rocketdyne Holdings	50,368	788,763
†Aerovironment	18,081	532,847
American Science & Engineering	6,301	260,735
†Astronics	15,276	621,886
†Astronics Class B	2,291	93,129
Cubic	17,117	808,778
Curtiss-Wright	40,544	2,777,264
†DigitalGlobe	58,766	920,276
†Ducommun	10,800	175,176
Engility Holdings	16,600	539,168
†Esterline Technologies	25,422	2,059,182
HEICO	15,218	827,250
HEICO Class A	32,500	1,599,000
†KEYW Holding	32,908	198,106
†KLX	43,000	1,323,970
†Kratos Defense & Security Solutions	39,750	162,975
†Moog Class A	31,681	1,919,869
National Presto Industries	4,172	345,692
†Sparton	9,383	187,566
†TASER International	43,045	744,248
†Teledyne Technologies	29,064	2,577,977
†Vectrus	9,000	188,010

		20,469,433

Air Freight & Logistics–0.43%
†Air Transport Services Group	39,876	401,950
†Atlas Air Worldwide Holdings	19,920	823,493
†Echo Global Logistics	22,791	464,708
Forward Air	24,939	1,072,626
†Hub Group Class A	29,144	960,295
Park-Ohio Holdings	7,516	276,438
†Radiant Logistics	22,700	77,861
†UTi Worldwide	82,600	580,678
†XPO Logistics	58,518	1,594,616

		6,252,665

Airlines–0.35%
Allegiant Travel	10,984	1,843,445
†Hawaiian Holdings	40,425	1,428,215
†Republic Airways Holdings	46,349	182,152
SkyWest	45,292	861,454
†Virgin America	22,000	792,220

		5,107,486

Auto Components–1.05%
†American Axle & Manufacturing Holdings	61,281	1,160,662
Cooper Tire & Rubber	47,017	1,779,593
†Cooper-Standard Holding	12,000	931,080
Dana Holding	133,772	1,846,054
†Dorman Products	21,573	1,024,070
Drew Industries	19,404	1,181,510

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Auto Components (continued)
†Federal-Mogul Holdings Class A	31,134	$213,268
†Fox Factory Holding	13,600	224,808
†Gentherm	29,106	1,379,624
†Horizon Global	17,970	186,349
Metaldyne Performance Group	10,000	183,400
†Modine Manufacturing	35,764	323,664
†Motorcar Parts of America	15,900	537,579
Standard Motor Products	18,151	690,646
†Stoneridge	20,431	302,379
Strattec Security	2,500	141,225
Superior Industries International	17,607	324,321
†Tenneco	50,377	2,312,808
Tower International	19,420	554,829

		15,297,869

Automobiles–0.03%
Winnebago Industries	25,473	506,913

		506,913

Banks–8.93%
1st Source	12,434	383,838
Access National	4,700	96,162
†Allegiance Bancshares	4,000	94,600
American National Bankshares	5,995	153,532
Ameris Bancorp	27,879	947,607
Ames National	6,665	161,893
Arrow Financial	10,521	285,856
Banc of California	27,238	398,220
BancFirst	5,493	322,000
Banco Latinoamericano de Exportacions	26,658	691,242
†Bancorp	26,347	167,830
BancorpSouth	78,931	1,893,555
Bank of Marin Bancorp	5,149	274,957
Bank of the Ozarks	65,720	3,250,511
Banner	16,619	762,147
Bar Harbor Bankshares	5,000	172,100
BBCN Bancorp	68,333	1,176,694
Berkshire Hills Bancorp	26,565	773,307
Blue Hills Bancorp	24,053	368,251
BNC Bancorp	26,300	667,494
Boston Private Financial Holdings	66,138	750,005
Bridge Bancorp	14,592	444,035
Bryn Mawr Bank	13,464	386,686
†BSB Bancorp	5,900	138,001
†C1 Financial	5,320	128,797
Camden National	6,837	301,443
Capital Bank Financial	17,570	561,889
Capital City Bank Group	6,384	97,994
Cardinal Financial	24,921	566,953
†Cascade Bancorp	24,543	148,976
Cathay General Bancorp	67,903	2,127,401

LVIP SSgA Small-Cap Index Fund—5

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
CenterState Banks of Florida	41,005	$641,728
Central Pacific Financial	21,330	469,687
Century Bancorp Class A	2,361	102,609
Chemical Financial	29,812	1,021,657
Citizens & Northern	12,361	259,581
City Holding	11,897	542,979
CNB Financial	12,991	234,228
CoBiz Financial	29,853	400,627
Columbia Banking System	46,883	1,524,166
Community Bank System	36,546	1,459,647
Community Trust Bancorp	13,930	486,993
†CommunityOne Bancorp	8,005	107,827
ConnectOne Bancorp	22,969	429,291
†CU Bancorp	15,260	386,994
†Customers Bancorp	20,780	565,632
CVB Financial	86,259	1,459,502
†Eagle Bancorp	25,609	1,292,486
Enterprise Bancorp	6,760	154,466
Enterprise Financial Services	15,038	426,327
†Farmers Capital Bank	6,300	170,793
†FCB Financial Holdings Class A	24,300	869,697
Fidelity Southern	12,915	288,134
Financial Institutions	11,888	332,864
First Bancorp (Maine)	9,411	192,643
First Bancorp (North Carolina)	19,585	367,023
†First Bancorp (Puerto Rico)	107,135	348,189
First Busey	18,163	374,703
First Business Financial Services	5,800	145,058
First Citizens BancShares Class A	6,300	1,626,471
First Commonwealth Financial	70,039	635,254
First Community Bancshares	17,663	329,062
First Connecticut Bancorp	16,728	291,234
First Financial	8,459	287,352
First Financial Bancorp	49,373	892,170
First Financial Bankshares	52,214	1,575,296
First Interstate BancSystem	17,198	499,946
First Merchants	33,083	840,970
First Midwest Bancorp	62,855	1,158,418
†First NBC Bank Holding	14,200	530,938
First of Long Island	12,036	361,080
FirstMerit	140,407	2,618,591
Flushing Financial	22,430	485,385
FNB	149,984	2,000,787
†Franklin Financial Network	6,200	194,556
Fulton Financial	150,300	1,955,403
German American Bancorp	12,385	412,668
Glacier Bancorp	61,574	1,633,558
Great Southern Bancorp	7,870	356,196
Great Western Bancorp	35,400	1,027,308
†Green Bancorp	11,200	117,376
Guaranty Bancorp	15,168	250,879
†Hampton Roads Bankshares	28,680	52,771

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Hancock Holding	63,564	$1,599,906
Hanmi Financial	24,920	591,102
Heartland Financial USA	16,838	528,040
Heritage Commerce	23,138	276,730
Heritage Financial	28,555	537,976
Heritage Oaks Bancorp	19,116	153,119
†Hilltop Holdings	61,649	1,184,894
Home BancShares	46,614	1,888,799
†HomeTrust Bancshares	14,677	297,209
Horizon Bancorp	8,337	233,103
IBERIABANK	31,204	1,718,404
Independent Bank	21,509	327,582
@Independent Bank (Massachusetts)	20,984	976,176
Independent Bank Group	8,800	281,600
International Bancshares	43,664	1,122,165
Investors Bancorp	294,286	3,660,918
Lakeland Bancorp	33,778	398,243
Lakeland Financial	14,878	693,612
LegacyTexas Financial Group	38,327	958,942
Live Oak Bancshares	5,800	82,360
MainSource Financial Group	19,820	453,482
MB Financial	61,426	1,988,360
Mercantile Bank	15,733	386,088
Merchants Bancshares	3,925	123,598
Metro Bancorp	8,610	270,182
MidWestOne Financial Group	6,142	186,778
National Bank Holdings Class A	27,052	578,101
National Bankshares	5,608	199,308
†National Commerce	3,500	87,675
National Penn Bancshares	113,613	1,400,848
NBT Bancorp	35,339	985,251
NewBridge Bancorp	34,400	418,992
OFG Bancorp	41,388	302,960
Old National Bancorp	94,825	1,285,827
†Old Second Bancorp	29,100	228,144
Opus Bank	9,700	358,609
Pacific Continental	18,080	269,030
†Pacific Premier Bancorp	19,267	409,424
Park National	10,476	947,868
Park Sterling	38,052	278,541
Peapack Gladstone Financial	15,091	311,176
Penns Woods Bancorp	5,076	215,527
Peoples Bancorp	15,340	289,006
Peoples Financial Services	5,300	201,824
Pinnacle Financial Partners	29,104	1,494,781
Preferred Bank	10,329	341,064
PrivateBancorp	66,505	2,728,035
Prosperity Bancshares	57,651	2,759,177
QCR Holdings	10,000	242,900
Renasant	32,308	1,111,718
Republic Bancorp Class A	8,430	222,636
S&T Bancorp	27,756	855,440

LVIP SSgA Small-Cap Index Fund—6

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Banks (continued)
Sandy Spring Bancorp	19,113	$515,286
†Seacoast Banking Corp of Florida	17,544	262,809
ServisFirst Bancshares	19,700	936,341
Sierra Bancorp	8,220	145,083
Simmons First National Class A	25,541	1,311,786
South State	19,691	1,416,767
Southside Bancshares	19,761	474,659
Southwest Bancorp	19,498	340,825
State Bank Financial	32,428	681,961
Sterling Bancorp	102,361	1,660,295
Stock Yards Bancorp	13,055	493,348
Stonegate Bank	9,581	314,832
Suffolk Bancorp	11,049	313,239
†Sun Bancorp	6,881	142,024
Talmer Bancorp Class A	42,700	773,297
†Texas Capital Bancshares	37,415	1,849,049
Tompkins Financial	11,797	662,520
TowneBank	35,990	751,111
TriCo Bancshares	17,453	478,910
†TriState Capital Holdings	14,800	207,052
†Triumph Bancorp	14,300	235,950
Trustmark	54,679	1,259,804
UMB Financial	32,082	1,493,417
Umpqua Holdings	187,781	2,985,718
Union Bankshares	36,031	909,422
United Bankshares	56,835	2,102,327
United Community Banks	42,156	821,620
Univest Corp. of Pennsylvania	19,732	411,610
Valley National Bancorp	189,799	1,869,520
Washington Trust Bancorp	12,675	500,916
Webster Financial	76,853	2,858,163
WesBanco	30,910	927,918
West Bancorporation	14,073	277,942
Westamerica Bancorporation	20,481	957,487
†Western Alliance Bancorp	72,711	2,607,416
Wilshire Bancorp	55,347	639,258
Wintrust Financial	38,807	1,882,916
Yadkin Financial	22,286	560,939

		130,359,943

Beverages–0.21%
†Boston Beer Class A	7,416	1,497,365
†Castle Brands	43,900	53,997
Coca-Cola Bottling Consolidated	4,013	732,413
†Craft Brewers Alliance	6,450	53,987
MGP Ingredients	10,500	272,475
†National Beverage	10,867	493,796

		3,104,033

Biotechnology–6.42%
†ACADIA Pharmaceuticals	65,500	2,335,075
†Acceleron Pharma	19,000	926,440

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Achillion Pharmaceuticals	101,672	$1,097,041
†Acorda Therapeutics	36,571	1,564,507
†Adamas Pharmaceuticals	11,600	328,512
†Aduro Biotech	7,200	202,608
†Advaxis	27,200	273,632
†Aegerion Pharmaceuticals	18,843	190,314
Affimed	19,000	135,280
†Agenus	58,000	263,320
†Aimmune Therapeutics	10,500	193,725
†Akebia Therapeutics	24,700	319,124
†Alder Biopharmaceuticals	18,600	614,358
†AMAG Pharmaceuticals	28,029	846,196
†Amicus Therapeutics	94,400	915,680
†Anacor Pharmaceuticals	34,751	3,925,820
†Anthera Pharmaceuticals	31,200	144,768
†Applied Genetic Technologies	6,000	122,400
†Ardelyx	12,600	228,312
†Arena Pharmaceuticals	222,943	423,592
†ARIAD Pharmaceuticals	134,900	843,125
†Array BioPharma	111,333	469,825
†Arrowhead Research	52,400	322,260
†Asterias Biotherapeutics	12,000	47,160
†Atara Biotherapeutics	13,100	345,971
†Atyr Pharma	7,100	69,793
†Avalanche Biotechnologies	22,100	210,392
Axovant Sciences	14,300	257,829
†Bellicum Pharmaceuticals	7,400	149,998
†BioCryst Pharmaceuticals	64,700	667,704
†BioSpecifics Technologies	3,700	158,989
†Biotime	49,144	201,490
†Blueprint Medicines	8,100	213,354
†Calithera Biosciences	6,100	46,726
†Cara Therapeutics	19,600	330,456
†Catalyst Pharmaceuticals	65,200	159,740
†Celldex Therapeutics	79,540	1,247,187
†Cellular Biomedicine Group	8,600	184,814
†Cepheid	59,106	2,159,142
†ChemoCentryx	26,545	215,015
†Chiasma	7,700	150,689
†Chimerix	37,300	333,835
†Cidara Therapeutics	3,300	56,628
†Clovis Oncology	22,735	795,725
†Coherus Biosciences	21,200	486,752
†Concert Pharmaceuticals	13,100	248,507
†Cormedix	37,200	75,516
†CTI BioPharma	147,600	181,548
†Curis	97,400	283,434
†Cytokinetics	32,466	339,594
†CytomX Therapeutics	8,100	169,047
†CytRx	72,400	191,860
†Dicerna Pharmaceuticals	16,100	191,107
†Dimension Therapeutics	7,500	84,600

LVIP SSgA Small-Cap Index Fund—7

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
=Durata Therapeutics	14,227	$11,808
†Dyax	122,431	4,605,854
†Dynavax Technologies	31,857	769,665
†Eagle Pharmaceuticals	7,700	682,759
†Edge Therapeutics	9,800	122,500
†Emergent BioSolutions	26,048	1,042,180
†Enanta Pharmaceuticals	14,400	475,488
†Epizyme	26,100	418,122
†Esperion Therapeutics	11,900	264,894
†Exact Sciences	78,150	721,325
†Exelixis	181,668	1,024,608
†Fibrocell Science	18,731	85,226
†FibroGen	38,500	1,173,095
†Five Prime Therapeutics	19,700	817,550
†Flexion Therapeutics	9,900	190,773
†Foundation Medicine	8,285	174,482
†Galena Biopharma	156,200	229,614
†Genocea Biosciences	17,300	91,171
†Genomic Health	15,677	551,830
†Geron	139,744	676,361
†Global Blood Therapeutics	6,500	210,145
†Halozyme Therapeutic	86,243	1,494,591
†Heron Therapeutics	23,500	627,450
†Idera Pharmaceuticals	82,800	255,852
†Ignyta	15,900	213,060
†Immune Design	11,600	232,928
†ImmunoGen	69,093	937,592
†Immunomedics	94,626	290,502
†Infinity Pharmaceuticals	45,524	357,363
†Inovio Pharmaceuticals	67,400	452,928
†Insmed	49,800	903,870
†Insys Therapeutics	20,900	598,367
†Invitae	8,800	72,248
†Ironwood Pharmaceuticals	101,672	1,178,378
†Karyopharm Therapeutics	20,700	274,275
†Keryx Biopharmaceuticals	92,887	469,079
†Kite Pharma	23,400	1,441,908
†La Jolla Pharmaceutical	9,900	267,300
†Lexicon Pharmaceuticals	35,616	474,049
†Ligand Pharmaceuticals Class B	14,265	1,546,611
†Lion Biotechnologies	39,800	307,256
†Loxo Oncology	7,000	199,150
†MacroGenics	24,900	771,153
†MannKind	193,036	279,902
†Medgenics	16,305	98,156
†Merrimack Pharmaceuticals	100,970	797,663
†MiMedx Group	87,000	815,190
†Mirati Therapeutics	10,900	344,440
†Momenta Pharmaceuticals	48,982	726,893
†Myriad Genetics	58,900	2,542,124
†Nantkwest	8,300	143,839
†Natera	11,800	127,440

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Navidea Biopharmaceuticals	114,850	$152,751
†Neurocrine Biosciences	72,053	4,076,038
†NewLink Genetics	18,347	667,647
†Nivalis Therapeutics	7,000	54,180
†Northwest Biotherapeutics	43,100	137,920
†Novavax	219,836	1,844,424
†Ocata Therapeutics	37,400	314,908
†OncoMed Pharmaceuticals	17,100	385,434
†Oncothyreon	68,700	152,514
†Ophthotech	20,300	1,594,159
†Orexigen Therapeutics	71,720	123,358
†Organovo Holdings	90,700	225,843
Osiris Therapeutics	13,947	144,770
†Otonomy	13,700	380,175
†OvaScience	21,200	207,124
PDL BioPharma	129,781	459,425
†Peregrine Pharmaceuticals	210,500	246,285
†Pfenex	14,100	174,558
†Portola Pharmaceuticals	41,500	2,135,175
†Progenics Pharmaceuticals	66,198	405,794
†Proteon Therapeutics	4,838	75,037
†Prothena	26,600	1,811,726
†PTC Therapeutics	27,300	884,520
†Radius Health	28,200	1,735,428
†Raptor Pharmaceutical	64,230	333,996
†REGENXBIO	8,000	132,800
†Regulus Therapeutics	29,027	253,115
†Repligen	26,125	739,076
†Retrophin	27,600	532,404
†Rigel Pharmaceuticals	85,774	259,895
†Sage Therapeutics	12,500	728,750
†Sangamo Biosciences	61,289	559,569
†Sarepta Therapeutics	38,400	1,481,472
†Seres Therapeutics	8,300	291,247
†Sorrento Therapeutics	25,200	219,492
†Spark Therapeutics	7,100	321,701
†Spectrum Pharmaceuticals	63,225	381,247
†Stemline Therapeutics	14,700	92,757
†Synergy Pharmaceuticals	78,218	443,496
†Synta Pharmaceuticals	82,290	28,966
†T2 Biosystems	5,900	64,546
†TESARO	18,704	978,593
†TG Therapeutics	34,700	413,971
†Threshold Pharmaceuticals	48,147	23,106
†Tokai Pharmaceuticals	10,900	95,048
†Trevena	23,000	241,500
†Trovagene	20,900	112,860
†Ultragenyx Pharmaceutical	32,400	3,634,632
†Vanda Pharmaceuticals	31,981	297,743
†Verastem	28,203	52,458
†Versartis	19,700	244,083
†Vitae Pharmaceuticals	8,600	155,660

LVIP SSgA Small-Cap Index Fund—8

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Vital Therapies	14,700	$169,344
†Voyager Therapeutics	6,400	140,160
†vTv Therapeutics Class A	11,300	76,953
†XBiotech	2,800	30,436
†Xencor	26,400	385,968
†XOMA	89,370	118,862
†Zafgen	14,800	93,092
†ZIOPHARM Oncology	91,584	761,063

		93,800,777

Building Products–0.89%
AAON	32,217	748,079
Advanced Drainage Systems	26,600	639,198
†American Woodmark	11,375	909,773
Apogee Enterprises	23,647	1,028,881
†Builders FirstSource	41,066	455,011
†Continental Building Products	28,400	495,864
†Gibraltar Industries	28,561	726,592
Griffon	26,264	467,499
Insteel Industries	15,439	322,984
†Masonite International	24,600	1,506,258
†NCI Building Systems	19,391	240,642
†Nortek	8,476	369,723
†Patrick Industries	11,314	492,159
†PGT	43,195	491,991
†Ply Gem Holdings	19,100	239,514
Quanex Building Products	26,152	545,269
Simpson Manufacturing	33,989	1,160,724
†Trex	25,794	981,204
Universal Forest Products	16,170	1,105,543

		12,926,908

Capital Markets–1.32%
Arlington Asset Investment Class A	20,885	276,309
†Ashford	642	34,187
†Associated Capital Group Class A	5,496	167,628
BGC Partners Class A	148,609	1,457,854
Calamos Asset Management Class A	11,459	110,923
Cohen & Steers	17,769	541,599
†Cowen Group Class A	84,835	324,918
Diamond Hill Investment Group	2,332	440,748
Evercore Partners Class A	28,092	1,518,934
Fifth Street Asset Management	5,200	16,952
Financial Engines	44,322	1,492,322
GAMCO Investors	5,496	170,596
Greenhill	23,290	666,327
HFF Class A	30,481	947,045
Houlihan Lokey	11,500	301,415
†INTL. FCStone	14,724	492,665
Investment Technology Group	30,142	513,017
Janus Capital Group	119,800	1,687,982
†KCG Holdings	25,156	309,670

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Capital Markets (continued)
†Ladenburg Thalmann Financial Services	83,408	$230,206
Medley Management Class A	4,197	23,881
Moelis & Co.	15,700	458,126
OM Asset Management	23,000	352,590
Oppenheimer Holdings Class A	11,402	198,167
†Piper Jaffray	11,668	471,387
Pzena Investment Management Class A	10,210	87,806
†RCS Capital	43,000	13,094
†Safeguard Scientifics	17,820	258,568
†Stifel Financial	55,747	2,361,443
@=Teton Advisors Class B	19	0
Virtu Financial Class A	16,800	380,352
Virtus Investment Partners	6,172	724,963
†Walter Investment Management	28,818	409,792
Westwood Holdings Group	7,114	370,568
WisdomTree Investments	93,008	1,458,365

		19,270,399

Chemicals–1.66%
American Vanguard	28,695	402,017
Axiall	56,921	876,583
Balchem	25,307	1,538,666
Calgon Carbon	41,640	718,290
Chase	5,939	241,895
†Chemtura	54,620	1,489,487
=Chemtura	37,800	0
†Core Molding Technologies	6,200	79,546
†Ferro	57,287	637,031
†Flotek Industries	42,686	488,328
Fuller (H.B.)	41,009	1,495,598
FutureFuel	23,808	321,408
Hawkins	9,859	352,656
Innophos Holdings	15,564	451,045
Innospec	20,904	1,135,296
†Intrepid Potash	51,400	151,630
KMG Chemicals	9,772	224,951
†Koppers Holdings	19,860	362,445
†Kraton Performance Polymers	24,341	404,304
Kronos Worldwide	15,200	85,728
†LSB Industries	17,761	128,767
Minerals Technologies	28,264	1,296,187
Olin	135,417	2,337,297
†OMNOVA Solutions	39,840	244,219
PolyOne	73,164	2,323,689
Quaker Chemical	10,613	819,960
Rayonier Advanced Materials	36,500	357,335
†Rentech	18,257	64,265
Schulman (A.)	23,231	711,798
†Senomyx	30,700	115,739
Sensient Technologies	39,595	2,487,358

LVIP SSgA Small-Cap Index Fund—9

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Chemicals (continued)
Stepan	17,070	$848,208
†Trecora Resources	17,392	215,487
Tredegar	23,630	321,841
†Trinseo	10,600	298,920
Tronox	47,300	184,943
Valhi	5,700	7,638

		24,220,555

Commercial Services & Supplies–1.92%
ABM Industries	45,423	1,293,193
†ACCO Brands	86,624	617,629
†ARC Document Solutions	31,770	140,423
Brady Class A	38,137	876,388
Brink’s	39,157	1,130,071
†Casella Waste Systems	36,534	218,473
CECO Environmental	20,364	156,396
†Civeo	90,700	128,794
Deluxe	40,940	2,232,868
Ennis	23,860	459,305
Essendant	30,819	1,001,926
G&K Services Class A	16,161	1,016,527
Healthcare Services Group	58,481	2,039,232
†Heritage-Crystal Clean	9,954	105,512
Herman Miller	48,387	1,388,707
HNI	36,275	1,308,077
†InnerWorkings	28,357	212,678
Interface Class A	53,521	1,024,392
Kimball International Class B	25,202	246,224
Knoll	39,082	734,742
Matthews International Class A	26,710	1,427,650
McGrath RentCorp	24,040	605,568
Mobile Mini	37,066	1,153,865
MSA Safety	23,618	1,026,674
Multi-Color	10,792	645,470
†NL Industries	4,936	15,005
Quad Graphics	23,523	218,764
†SP Plus	16,497	394,278
Steelcase Class A	67,334	1,003,277
†Team	16,313	521,363
Tetra Tech	48,691	1,266,940
†TRC	17,000	157,250
U.S. Ecology	17,319	631,104
UniFirst	12,067	1,257,381
Viad	18,213	514,153
West	42,000	905,940

		28,076,239

Communications Equipment–1.53%
ADTRAN	39,248	675,851
†Aerohive Networks	25,500	130,305
Alliance Fiber Optic Products	10,600	160,696
†Applied Optoelectronics	12,400	212,784

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
Bel Fuse Class B	10,038	$173,557
Black Box	12,650	120,555
†CalAmp	33,272	663,111
†Calix	42,331	333,145
†Ciena	101,196	2,093,745
†Clearfield	8,300	111,303
Comtech Telecommunications	12,175	244,596
†Digi International	21,371	243,202
†EMCORE	23,100	141,603
†Extreme Networks	93,245	380,440
†Finisar	84,167	1,223,788
†Harmonic	67,388	274,269
†Infinera	109,041	1,975,823
InterDigital	29,288	1,436,284
†Ixia	48,091	597,771
†KVH Industries	16,575	156,137
†NETGEAR	27,434	1,149,759
†NetScout Systems	75,656	2,322,639
†Novatel Wireless	44,800	74,816
†Oclaro	91,700	319,116
Plantronics	28,651	1,358,630
†Polycom	115,400	1,452,886
†Ruckus Wireless	59,611	638,434
†ShoreTel	52,268	462,572
†Sonus Networks	35,602	253,842
†Ubiquiti Networks	27,029	856,549
†ViaSat	35,046	2,138,156

		22,376,364

Construction & Engineering–0.78%
†Aegion	28,528	550,876
†Ameresco Class A	19,021	118,881
Argan	12,051	390,452
Comfort Systems USA	29,836	847,939
†Dycom Industries	27,929	1,953,913
EMCOR Group	53,177	2,554,623
†Furmanite	33,418	222,564
Granite Construction	33,740	1,447,783
†Great Lakes Dredge & Dock	52,797	209,076
†Hc2 Holdings	16,400	86,756
†MasTec	53,578	931,186
†MYR Group	15,994	329,636
†Northwest Pipe	8,096	90,594
†NV5 Holdings	5,900	129,682
†Orion Marine Group	27,795	115,905
Primoris Services	35,438	780,699
†Tutor Perini	34,683	580,593

		11,341,158

Construction Materials–0.15%
†Headwaters	59,623	1,005,840
†Summit Materials Class A	28,345	568,034

LVIP SSgA Small-Cap Index Fund—10

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Construction Materials (continued)
United States Lime & Minerals	1,487	$81,726
†US Concrete	11,400	600,324

		2,255,924

Consumer Finance–0.39%
Cash America International	21,556	645,602
†Encore Capital Group	22,763	661,948
†Enova International	24,223	160,114
†EZCORP Class A	43,419	216,661
†First Cash Financial Services	22,517	842,811
†Green Dot Class A	40,741	668,967
†JG Wentworth	12,429	22,372
Nelnet Class A	18,738	629,035
†PRA Group	39,523	1,371,053
†Regional Management	11,943	184,758
†World Acceptance	7,301	270,867

		5,674,188

Containers & Packaging–0.36%
†AEP Industries	3,961	305,591
†Berry Plastics Group	100,587	3,639,238
Greif Class A	24,400	751,764
†Multi Packaging Solutions International	15,800	274,130
Myers Industries	24,897	331,628

		5,302,351

Distributors–0.34%
Core-Mark Holding	19,630	1,608,482
†Fenix Parts	12,800	86,912
Pool	36,771	2,970,361
†VOXX International Class A	20,389	107,246
Weyco Group	4,458	119,296

		4,892,297

Diversified Consumer Services–1.07%
†2U	23,400	654,732
†American Public Education	16,760	311,904
†Apollo Education Group Class A	75,400	578,318
†Ascent Capital Group Class A	12,977	216,975
†Bridgepoint Education	15,373	116,989
†Bright Horizons Family Solutions	32,063	2,141,808
†Cambium Learning Group	7,100	34,435
Capella Education	11,280	521,362
†Career Education	62,568	227,122
Carriage Services	13,935	335,833
†Chegg	68,600	461,678
Collectors Universe	8,200	127,100
DeVry Education Group	51,700	1,308,527
†Grand Canyon Education	38,208	1,532,905
†Houghton Mifflin Harcourt	112,400	2,448,072
†K12	32,200	283,360
Liberty Tax	6,600	157,278

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Diversified Consumer Services (continued)
†LifeLock	81,681	$1,172,122
†Regis	35,946	508,636
Sotheby’s	50,775	1,307,964
†Strayer Education	9,165	551,000
Universal Technical Institute	20,858	97,198
†Weight Watchers International	24,300	554,040

		15,649,358

Diversified Financial Services–0.40%
†FNFV Group	64,100	719,843
GAIN Capital Holdings	22,453	182,094
MarketAxess Holdings	31,485	3,513,411
Marlin Business Services	5,686	91,317
†NewStar Financial	21,998	197,542
†On Deck Capital	10,100	104,030
†PHH	38,552	624,542
†PICO Holdings	15,971	164,821
Resource America Class A	15,314	93,875
Tiptree Financial	25,100	154,114

		5,845,589

Diversified Telecommunication Services–0.73%
†8x8	76,040	870,658
Atlantic Tele-Network	8,792	687,798
†Cincinnati Bell	184,526	664,294
Cogent Communications Holdings	39,504	1,370,394
Consolidated Communications Holdings	40,235	842,923
†FairPoint Communications	19,237	309,139
†General Communication Class A	31,519	623,446
†Globalstar	422,600	608,544
†Hawaiian Telcom Holdco	9,271	230,477
IDT Class B	16,415	191,399
†InContact	57,094	544,677
Inteliquent	30,489	541,790
†Intelsat	19,600	81,536
†Iridium Communications	74,750	628,648
Lumos Networks	18,657	208,958
†ORBCOMM	53,094	384,401
†pdvWireless	11,600	319,000
†Straight Path Communications Class B	8,100	138,834
†Vonage Holdings	148,253	850,972
Windstream Holdings	90,900	585,396

		10,683,284

Electric Utilities–1.20%
ALLETE	41,483	2,108,581
Cleco	51,587	2,693,357
El Paso Electric	32,641	1,256,679
Empire District Electric	38,114	1,069,860
Genie Energy Class B	9,300	103,695
IDACORP	42,576	2,895,168
MGE Energy	29,726	1,379,286

LVIP SSgA Small-Cap Index Fund—11

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Electric Utilities (continued)
Otter Tail	29,781	$793,068
PNM Resources	67,736	2,070,690
Portland General Electric	74,014	2,691,889
Spark Energy Class A	5,400	111,888
Unitil	10,641	381,799

		17,555,960

Electrical Equipment–0.66%
Allied Motion Technologies	8,300	217,294
AZZ	20,727	1,151,799
Encore Wire	19,026	705,674
EnerSys	37,806	2,114,490
†Enphase Energy	18,600	65,286
Franklin Electric	38,340	1,036,330
†Generac Holdings	56,382	1,678,492
General Cable	43,800	588,234
LSI Industries	20,862	254,308
†Plug Power	159,000	335,490
Powell Industries	9,008	234,478
†Power Solutions International	3,200	58,400
†PowerSecure International	18,500	278,425
Preformed Line Products	1,286	54,141
†Sunrun	18,100	213,037
†Thermon Group Holdings	29,403	497,499
†Vicor	11,771	107,352

		9,590,729

Electronic Equipment, Instruments & Components–2.56%
†Agilysys	10,614	106,034
†Anixter International	23,201	1,401,108
AVX	41,500	503,810
Badger Meter	11,361	665,641
Belden	34,842	1,661,267
†Benchmark Electronics	41,966	867,437
Checkpoint Systems	39,172	245,608
†Coherent	19,232	1,252,196
†Control4	14,400	104,688
CTS	25,511	450,014
Daktronics	33,261	290,036
†DTS	15,365	346,942
Electro Rent	16,047	147,632
†Fabrinet	32,641	777,509
†FARO Technologies	16,099	475,242
FEI	35,211	2,809,486
=Gerber Scientific	6,600	0
†GSI Group	29,863	406,734
†II-VI	45,751	849,139
†Insight Enterprises	30,803	773,771
†InvenSense	60,952	623,539
†Itron	33,100	1,197,558
†Kimball Electronics	27,326	300,313
†Knowles	70,506	939,845

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Littelfuse	19,206	$2,055,234
†Mercury Systems	28,051	515,016
Mesa Laboratories	2,530	251,735
Methode Electronics	30,866	982,465
MTS Systems	11,757	745,511
†Multi-Fineline Electronix	8,997	186,058
†Newport	36,649	581,620
†OSI Systems	16,868	1,495,517
Park Electrochemical	19,888	299,513
PC Connection	8,824	199,775
†Plexus	27,063	945,040
†RealD	34,440	363,342
†Rofin-Sinar Technologies	25,047	670,759
†Rogers	14,852	765,918
†Sanmina	66,995	1,378,757
†ScanSource	22,837	735,808
SYNNEX	24,623	2,214,346
†Tech Data	30,000	1,991,400
†TTM Technologies	56,150	365,537
†Universal Display	34,141	1,858,636
Vishay Intertechnology	117,500	1,415,875
†Vishay Precision Group	12,172	137,787

		37,351,198

Energy Equipment & Services–0.81%
Archrock	56,200	422,624
Atwood Oceanics	51,700	528,891
†Basic Energy Services	44,179	118,400
Bristow Group	27,991	724,967
†C&J Energy Services	55,229	262,890
CARBO Ceramics	18,200	313,040
†Era Group	17,100	190,665
†Exterran	28,100	451,005
†Fairmount Santrol Holdings	57,200	134,420
†Forum Energy Technologies	47,046	586,193
†Geospace Technologies	13,053	183,656
Gulfmark Offshore	21,498	100,396
†Helix Energy Solutions Group	82,756	435,297
†Hornbeck Offshore Services	24,559	244,116
†Independence Contract Drilling	10,500	53,025
†ION Geophysical	93,938	47,260
†Key Energy Services	106,617	51,400
†Matrix Service	20,507	421,214
†McDermott International	191,200	640,520
†Natural Gas Services Group	12,185	271,726
†Newpark Resources	77,841	411,000
Nordic American Offshore	11,100	58,497
†North Atlantic Drilling	5,060	12,448
†Oil States International	41,700	1,136,325
†Parker Drilling	115,945	211,020
†PHI	13,382	219,599
†Pioneer Energy Services	61,783	134,069

LVIP SSgA Small-Cap Index Fund—12

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Energy Equipment & Services (continued)
†RigNet	8,774	$181,534
†SEACOR Holdings	14,600	767,376
†Seventy Seven Energy	48,900	51,345
Tesco	38,646	279,797
†TETRA Technologies	69,142	519,948
Tidewater	42,700	297,192
†Unit	46,000	561,200
US Silica Holdings	42,583	797,580

		11,820,635

Food & Staples Retailing–0.86%
Andersons	22,563	713,668
Casey’s General Stores	32,712	3,940,160
†Chefs’ Warehouse	15,895	265,129
†Fairway Group Holdings	10,100	6,667
†Fresh Market	34,300	803,306
Ingles Markets Class A	10,331	455,390
†Natural Grocers by Vitamin Cottage	7,253	147,744
†Performance Food Group	13,900	321,646
PriceSmart	15,732	1,305,599
†Smart & Final Stores	21,500	391,515
SpartanNash	30,058	650,455
†SUPERVALU	213,747	1,449,205
†United Natural Foods	40,999	1,613,721
Village Super Market Class A	4,613	121,553
Weis Markets	9,200	407,560

		12,593,318

Food Products–1.65%
Alico	2,463	95,293
†Amplify Snack Brands	15,600	179,712
B&G Foods Class A	47,314	1,656,936
†Boulder Brands	48,813	535,967
Calavo Growers	13,454	659,246
Cal-Maine Foods	25,430	1,178,426
†Darling Ingredients	134,659	1,416,613
Dean Foods	76,500	1,311,975
†Diamond Foods	22,671	873,967
†Farmer Brothers	5,201	167,836
Fresh Del Monte Produce	26,856	1,044,161
†Freshpet	18,400	156,216
†Inventure Foods	13,960	99,116
J&J Snack Foods	12,087	1,410,190
Lancaster Colony	15,754	1,818,957
†Landec	25,733	304,421
†Lifeway Foods	4,131	45,854
Limoneira	9,287	138,748
†Omega Protein	21,568	478,810
†Post Holdings	51,254	3,162,372
Sanderson Farms	19,190	1,487,609
Sanfilippo John B. & Son	7,302	394,527
†Seaboard	214	619,474

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Food Products (continued)
†Seneca Foods Class A	7,410	$214,742
Snyders-Lance	39,615	1,358,795
Tootsie Roll Industries	14,435	456,002
†TreeHouse Foods	35,313	2,770,658

		24,036,623

Gas Utilities–1.28%
Chesapeake Utilities	13,465	764,139
Laclede Group	36,767	2,184,327
New Jersey Resources	72,682	2,395,599
Northwest Natural Gas	21,919	1,109,321
ONE Gas	44,700	2,242,599
Piedmont Natural Gas	66,368	3,784,303
South Jersey Industries	55,404	1,303,102
Southwest Gas	40,095	2,211,640
WGL Holdings	42,124	2,653,391

		18,648,421

Health Care Equipment & Supplies–3.82%
Abaxis	18,013	1,002,964
†ABIOMED	35,239	3,181,377
†Accuray	60,218	406,471
Analogic	9,937	820,796
†AngioDynamics	21,092	256,057
†Anika Therapeutics	13,495	514,969
†Antares Pharma	136,024	164,589
†AtriCure	22,103	495,991
Atrion	1,267	482,980
Cantel Medical	29,150	1,811,381
†Cardiovascular Systems	24,882	376,216
†Cerus	72,683	459,357
†ConforMIS	10,300	178,087
CONMED	22,322	983,284
†Corindus Vascular Robotics	14,000	44,940
@CryoLife	22,710	244,814
†Cutera	12,200	156,038
†Cynosure Class A	19,342	864,007
†Endochoice Holdings	8,300	69,305
†Endologix	53,432	528,977
†Entellus Medical	6,100	102,846
†Exactech	8,883	161,226
†GenMark Diagnostics	39,200	304,192
†Glaukos	7,100	175,299
†Globus Medical	59,274	1,649,003
†Greatbatch	20,625	1,082,813
†Haemonetics	42,034	1,355,176
†Halyard Health	37,600	1,256,216
†HeartWare International	13,880	699,552
†ICU Medical	11,467	1,293,248
†Inogen	14,100	565,269
†Insulet	48,285	1,825,656
†Integra LifeSciences Holdings	24,175	1,638,582

LVIP SSgA Small-Cap Index Fund—13

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Invacare	29,939	$520,639
†Invivo Therapeutics Holdings	23,500	169,200
†Invuity	3,300	29,106
†Iradimed	2,500	70,075
†K2M Group Holdings	15,600	307,944
†LDR Holding	21,100	529,821
LeMaitre Vascular	7,800	134,550
†LivaNova	36,404	2,161,305
†Masimo	35,558	1,476,013
Meridian Bioscience	32,775	672,543
†Merit Medical Systems	38,374	713,373
†Natus Medical	28,263	1,358,037
†Neogen	30,212	1,707,582
†Nevro	14,500	978,895
†Novocure	7,000	156,520
†NuVasive	41,437	2,242,156
†NxStage Medical	54,554	1,195,278
†OraSure Technologies	47,106	303,363
†Orthofix International	14,503	568,663
†Oxford Immunotec Global	17,300	198,950
†Penumbra	3,800	204,478
†Quidel	26,325	558,090
†Rockwell Medical Technologies	38,835	397,670
†RTI Surgical	56,500	224,305
†SeaSpine Holdings	8,191	140,721
†Second Sight Medical Products	13,000	76,570
†Sientra	4,100	24,272
†Spectranetics	33,069	498,019
†Staar Surgical	37,999	271,313
STERIS	70,967	5,346,654
†SurModics	10,565	214,153
†Tandem Diabetes Care	11,800	139,358
†TransEnterix	29,600	73,408
†Unilife	118,287	58,564
Utah Medical Products	2,915	170,644
†Vascular Solutions	13,373	459,897
†Veracyte	12,100	87,120
West Pharmaceutical Services	60,700	3,655,354
†Wright Medical Group	75,103	1,815,991
†Zeltiq Aesthetics	25,756	734,819

		55,797,091

Health Care Providers & Services–2.60%
†AAC Holdings	8,600	163,916
Aceto	25,157	678,736
†Addus HomeCare	4,700	109,416
†Adeptus Health Class A	5,500	299,860
†Air Methods	33,596	1,408,680
†Alliance HealthCare Services	4,300	39,474
†Almost Family	5,176	197,878
†Amedisys	22,616	889,261
†AMN Healthcare Services	38,574	1,197,723

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Amsurg	44,942	$3,415,592
†BioScrip	59,631	104,354
†BioTelemetry	20,300	237,104
†Capital Senior Living	27,031	563,867
Chemed	13,998	2,096,900
†Civitas Solutions	8,900	256,231
†CorVel	8,012	351,887
†Cross Country Healthcare	28,617	469,033
†Diplomat Pharmacy	29,200	999,224
Ensign Group	40,890	925,341
†ExamWorks Group	33,304	885,886
†Five Star Quality Care	42,206	134,215
†Genesis Healthcare	25,278	87,715
†Hanger	32,132	528,571
†HealthEquity	29,000	727,030
HealthSouth	75,367	2,623,525
†Healthways	22,736	292,612
Kindred Healthcare	67,651	805,723
Landauer	6,971	229,485
†LHC Group	11,806	534,694
†Magellan Health	22,095	1,362,378
†Molina Healthcare	32,181	1,935,044
National HealthCare	7,775	479,718
National Research Class A	7,337	117,685
†Nobilis Health	26,900	75,858
Owens & Minor	54,154	1,948,461
†PharMerica	24,249	848,715
†Providence Service	11,933	559,896
†RadNet	23,700	146,466
Select Medical Holdings	84,567	1,007,193
†Surgery Partners	13,200	270,468
†Surgical Care Affiliates	19,500	776,295
†Team Health Holdings	59,359	2,605,267
†Teladoc	9,400	168,824
†Triple-S Management Class B	21,438	512,583
†Trupanion	9,182	89,616
U.S. Physical Therapy	11,649	625,318
Universal American	49,511	346,577
†WellCare Health Plans	36,259	2,835,816

		37,966,111

Health Care Technology–0.57%
†Castlight Health Class B	29,100	124,257
Computer Programs & Systems	10,449	519,838
†Connecture	4,355	15,722
†Evolent Health Class A	13,000	157,430
†HealthStream	19,545	429,990
†HMS Holdings	76,620	945,491
†Imprivata	6,500	73,450
†MedAssets	51,474	1,592,606
†Medidata Solutions	47,334	2,333,093
†Omnicell	29,125	905,205

LVIP SSgA Small-Cap Index Fund—14

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Health Care Technology (continued)
†Press Ganey Holdings	8,800	$277,640
Quality Systems	45,528	733,911
†Vocera Communications	20,340	248,148

		8,356,781

Hotels, Restaurants & Leisure–3.16%
†Belmond	77,522	736,459
†Biglari Holdings	1,285	418,679
†BJ’s Restaurants	17,074	742,207
Bloomin’ Brands	101,552	1,715,213
Bob Evans Farms	17,632	685,003
†Bojangles’	5,100	80,937
†Boyd Gaming	69,383	1,378,640
†Bravo Brio Restaurant Group	13,326	119,934
†Buffalo Wild Wings	15,668	2,501,396
†Caesars Acquisition	43,242	294,478
†Caesars Entertainment	42,400	334,536
†Carrols Restaurant Group	26,365	309,525
Cheesecake Factory	39,986	1,843,754
Churchill Downs	10,921	1,545,212
†Chuy’s Holdings	12,532	392,753
ClubCorp Holdings	34,700	633,969
Cracker Barrel Old Country Store	15,694	1,990,470
†Dave & Buster’s Entertainment	19,900	830,626
†Del Frisco’s Restaurant Group	22,787	365,048
†Denny’s	67,056	659,160
†Diamond Resorts International	33,200	846,932
DineEquity	13,732	1,162,688
†El Pollo Loco Holdings	15,200	191,976
†Eldorado Resorts	23,700	260,700
†Empire Resorts	3,300	59,400
†Fiesta Restaurant Group	21,657	727,675
†Fogo de Chao	6,400	97,024
†Habit Restaurants Class A	10,100	232,906
International Speedway Class A	24,418	823,375
Interval Leisure Group	30,436	475,106
†Intrawest Resorts Holdings	12,700	99,314
†Isle of Capri Casinos	16,373	228,076
†J Alexander’s Holdings	11,070	120,884
Jack in the Box	30,715	2,356,148
†Jamba	15,291	206,276
†Kona Grill	7,900	125,294
†Krispy Kreme Doughnuts	51,957	782,992
†La Quinta Holdings	76,000	1,034,360
Marcus	17,634	334,517
Marriott Vacations Worldwide	20,972	1,194,355
†Monarch Casino & Resort	6,584	149,588
†Morgans Hotel Group	26,125	88,041
†Noodles	7,800	75,582
Papa John’s International	23,622	1,319,761
†Papa Murphy’s Holdings	8,200	92,332
†Penn National Gaming	64,500	1,033,290

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Pinnacle Entertainment	49,385	$1,536,861
†Planet Fitness Class A	14,600	228,198
†Popeyes Louisiana Kitchen	18,629	1,089,797
†Potbelly	16,600	194,386
†Red Robin Gourmet Burgers	11,322	699,020
†Ruby Tuesday	53,395	294,206
Ruth’s Hospitality Group	26,908	428,375
†Scientific Games Class A	38,152	342,223
SeaWorld Entertainment	54,900	1,080,981
†Shake Shack Class A	5,000	198,000
Sonic	45,075	1,456,373
Speedway Motorsports	11,161	231,256
Texas Roadhouse	57,340	2,051,052
Vail Resorts	30,646	3,922,382
†Wingstop	6,900	157,389
†Zoe’s Kitchen	17,400	486,852

		46,093,942

Household Durables–1.24%
Bassett Furniture Industries	9,300	233,244
†Beazer Homes USA	25,566	293,753
CalAtlantic Group	64,803	2,457,330
†Cavco Industries	6,926	577,005
†Century Communities	13,200	233,772
CSS Industries	9,455	268,333
Ethan Allen Interiors	19,932	554,508
Flexsteel Industries	4,266	188,472
†Green Brick Partners	21,800	156,960
†Helen of Troy	24,347	2,294,705
Hooker Furniture	9,300	234,732
†Hovnanian Enterprises Class A	101,192	183,158
†Installed Building Products	17,618	437,455
†iRobot	26,232	928,613
KB Home	65,536	808,059
La-Z-Boy	41,333	1,009,352
†LGI Homes	13,100	318,723
Libbey	19,788	421,880
Lifetime Brands	8,078	107,114
†M/I Homes	22,274	488,246
MDC Holdings	31,334	799,957
†Meritage Homes	32,184	1,093,934
NACCO Industries Class A	2,792	117,822
†New Home	10,900	141,264
†Skullcandy	20,219	95,636
†Taylor Morrison Home Class A	29,200	467,200
†TRI Pointe Homes	132,052	1,673,099
†Universal Electronics	12,111	621,900
†WCI Communities	12,200	271,816
†William Lyon Homes Class A	16,800	277,200
†ZAGG	25,300	276,782

		18,032,024

LVIP SSgA Small-Cap Index Fund—15

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Household Products–0.19%
†Central Garden & Pet Class A	32,822	$446,379
†HRG Group	62,756	850,971
Oil-Dri Corp of America	3,441	126,732
Orchids Paper Products	8,292	256,389
WD-40	11,739	1,158,052

		2,838,523

Independent Power & Renewable Electricity Producers–0.45%
Abengoa Yield	38,629	745,153
Atlantic Power	116,633	229,767
†Dynegy	105,300	1,411,020
†Fuelcell Energy	16,086	79,787
NRG Yield Class A	31,100	432,601
NRG Yield Class C	50,000	738,000
Ormat Technologies	29,956	1,092,495
Pattern Energy Group	48,300	1,009,953
†Talen Energy	66,900	416,787
Terraform Global	40,200	224,718
†Vivint Solar	15,700	150,092

		6,530,373

Industrial Conglomerates–0.04%
Raven Industries	33,951	529,636

		529,636

Insurance–2.46%
†Ambac Financial Group	35,300	497,377
American Equity Investment Life Holding	66,255	1,592,108
AMERISAFE	16,599	844,889
Argo Group International Holdings	22,627	1,354,000
†Atlas Financial Holdings	8,300	165,170
Baldwin & Lyons Class B	9,743	234,124
†Citizens	49,091	364,746
CNO Financial Group	154,812	2,955,361
Crawford Class B	25,879	137,417
Donegal Group Class A	5,144	72,428
†eHealth	14,419	143,902
EMC Insurance Group	5,953	150,611
Employers Holdings	28,927	789,707
†Enstar Group	7,311	1,096,942
FBL Financial Group Class A	8,674	552,013
Federated National Holding	11,700	345,852
Fidelity & Guaranty Life	8,000	202,960
First American Financial	92,176	3,309,118
†Global Indemnity	6,337	183,900
†Greenlight Capital Re Class A	25,857	483,784
†Hallmark Financial Services	8,751	102,299
HCI Group	8,707	303,439
Heritage Insurance Holdings	22,000	480,040
Horace Mann Educators	33,131	1,099,287
Independence Holding	6,117	84,720
@Infinity Property & Casualty	10,089	829,618

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Insurance (continued)
James River Holdings L	9,600	$321,984
Kemper	35,200	1,311,200
Maiden Holdings	45,095	672,366
†MBIA	115,600	749,088
National General Holdings	33,000	721,380
National Interstate	7,601	202,947
National Western Life Group Class A	1,716	432,329
†Navigators Group	8,316	713,430
OneBeacon Insurance Group Class A	20,187	250,521
†Patriot National	10,200	68,442
Primerica	40,222	1,899,685
RLI	36,934	2,280,675
Safety Insurance Group	13,199	744,160
@Selective Insurance Group	46,307	1,554,989
State Auto Financial	12,495	257,272
State National	24,100	236,421
Stewart Information Services	18,139	677,129
Symetra Financial	61,399	1,950,646
†Third Point Reinsurance	67,700	907,857
United Fire Group	15,821	606,103
United Insurance Holdings	17,300	295,830
Universal Insurance Holdings	28,603	663,018

		35,893,284

Internet & Catalog Retail–0.62%
†1-800-FLOWERS.com Class A	19,282	140,373
†Blue Nile	8,797	326,633
†Duluth Holdings	8,800	128,392
†Etsy	17,200	142,072
†EVINE Live	43,300	77,074
†FTD	13,837	362,114
HSN	26,512	1,343,363
†Lands End	15,400	360,976
†Liberty TripAdvisor Holdings Class A	63,600	1,929,624
NutriSystem	22,826	493,955
†Overstock.com	11,597	142,411
PetMed Express	20,172	345,748
†Shutterfly	30,372	1,353,376
Travelport Worldwide	85,200	1,099,080
†Wayfair Class A	18,100	861,922

		9,107,113

Internet Software & Services–2.40%
†Actua	38,259	438,066
†Alarm.Com Holdings	9,500	158,460
†Amber Road	11,100	56,499
†Angie’s List	34,117	318,994
†Apigee	9,000	72,270
†Appfolio Class A	6,700	97,820
†Bankrate	61,282	815,051
†Bazaarvoice	44,580	195,260
†Benefitfocus	8,000	291,120

LVIP SSgA Small-Cap Index Fund—16

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Blucora	31,068	$304,466
†Box Class A	11,000	153,560
†Brightcove	32,686	202,653
†Carbonite	15,170	148,666
†Care.com	22,300	159,668
†ChannelAdvisor	15,000	207,750
†Cimpress	27,734	2,250,337
†comScore	27,954	1,150,307
†Constant Contact	28,632	837,200
†Cornerstone OnDemand	43,910	1,516,212
†Cvent	18,400	642,344
†Demandware	27,130	1,464,206
†DHI Group	40,816	374,283
EarthLink Holdings	81,653	606,682
†Endurance International Group Holdings	46,000	502,780
†Envestnet	31,763	948,132
†Everyday Health	24,400	146,888
†Five9	20,900	181,830
†Gogo	44,500	792,100
†GrubHub	61,200	1,481,040
†GTT Communications	18,800	320,728
†Hortonworks	8,100	177,390
†Instructure	5,800	120,756
†Internap	41,921	268,294
†Intralinks Holdings	37,605	341,077
j2 Global	40,687	3,349,354
†Limelight Networks	67,249	98,184
†Liquidity Services	24,526	159,419
†LivePerson	51,218	345,722
†LogMeIn	19,971	1,340,054
Marchex Class B	24,554	95,515
†Marin Software	19,100	68,378
†Marketo	30,300	869,913
†Mindbody Class A	8,100	122,553
†Monster Worldwide	70,673	404,956
†New Relic	5,000	182,150
NIC	52,647	1,036,093
†OPOWER	17,700	186,912
†Q2 Holdings	15,000	395,550
†QuinStreet	29,711	127,460
†Quotient Technology	55,000	375,100
†RealNetworks	13,048	55,454
Reis	9,100	215,943
†RetailMeNot	37,600	372,992
†Rocket Fuel	28,200	98,418
†SciQuest	19,745	256,093
†Shutterstock	17,852	577,334
†SPS Commerce	13,201	926,842
†Stamps.com	12,238	1,341,407
†TechTarget	19,997	160,576
†Textura	16,300	351,754

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Travelzoo	3,660	$30,634
†TrueCar	43,900	418,806
†United Online	12,400	146,196
†Web.com Group	38,051	761,401
†WebMD Health	32,330	1,561,539
†Wix.com	18,500	420,875
†Xactly	7,900	67,387
†XO Group	23,301	374,214

		35,038,067

IT Services–2.45%
†=6D Global Technologies	13,400	38,860
†Acxiom	63,372	1,325,742
†Blackhawk Network Holdings Class A	46,100	2,038,081
†CACI International Class A	20,561	1,907,650
†Cardtronics	36,340	1,222,841
Cass Information Systems	8,794	452,539
†Ciber	65,925	231,397
Convergys	84,022	2,091,308
CSG Systems International	26,088	938,646
†Datalink	17,567	119,456
†EPAM Systems	41,345	3,250,544
†Euronet Worldwide	43,748	3,168,668
†Everi Holdings	62,294	273,471
EVERTEC	52,800	883,872
†ExlService Holdings	28,548	1,282,662
Forrester Research	7,133	203,148
Hackett Group	21,691	348,574
Heartland Payment Systems	30,995	2,938,946
†Lionbridge Technologies	61,134	300,168
†Luxoft Holding	15,800	1,218,654
ManTech International Class A	18,817	569,026
MAXIMUS	56,064	3,153,600
†Moduslink Global Solutions	26,611	65,995
†MoneyGram International	24,587	154,160
†NeuStar Class A	44,700	1,071,459
†Perficient	27,225	466,092
†PFSweb	11,200	144,144
Science Applications International	37,500	1,716,750
†ServiceSource International	40,860	188,365
†Sykes Enterprises	33,677	1,036,578
†Syntel	25,328	1,146,092
TeleTech Holdings	12,260	342,177
†Unisys	45,354	501,162
†Virtusa	24,036	993,648

		35,784,475

Leisure Products–0.30%
Arctic Cat	12,314	201,703
†Black Diamond	20,345	89,925
Callaway Golf	60,827	572,990
Escalade	7,200	95,400

LVIP SSgA Small-Cap Index Fund—17

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Leisure Products (continued)
†JAKKS Pacific	12,037	$95,815
Johnson Outdoors Class A	3,886	85,065
†Malibu Boats Class A	15,700	257,009
Marine Products	5,709	34,482
†MCBC Holdings	8,400	115,080
†Nautilus	27,600	461,472
†Performance Sports Group	41,000	394,830
†Smith & Wesson Holding	46,432	1,020,575
Sturm Ruger	15,014	894,985

		4,319,331

Life Sciences Tools & Services–0.67%
†Accelerate Diagnostics	19,921	428,102
†Affymetrix	60,565	611,101
†Albany Molecular Research	19,000	377,150
†Cambrex	25,246	1,188,834
†Fluidigm	25,845	279,384
†Harvard Bioscience	41,800	145,046
†INC Research Holdings Class A	11,600	562,716
†Luminex	37,607	804,414
†NanoString Technologies	12,600	185,346
†NeoGenomics	46,200	363,594
†Pacific Biosciences of California	49,998	656,474
†PAREXEL International	46,659	3,178,411
†PRA Health Sciences	17,400	787,698
†Sequenom	103,956	170,488

		9,738,758

Machinery–2.50%
†Accuride	28,827	47,853
Actuant Class A	51,314	1,229,483
Alamo Group	8,635	449,883
Albany International	24,583	898,509
Altra Industrial Motion	23,178	581,304
American Railcar Industries	8,946	414,021
Astec Industries	17,347	706,023
Barnes Group	44,639	1,579,774
†Blount International	44,149	433,102
†Blue Bird	1,900	19,266
Briggs & Stratton	35,314	610,932
†Chart Industries	23,874	428,777
CIRCOR International	13,527	570,163
CLARCOR	41,160	2,044,829
Columbus McKinnon	14,708	277,981
†Commercial Vehicle Group	25,826	71,280
Douglas Dynamics	16,949	357,115
EnPro Industries	18,209	798,283
ESCO Technologies	20,738	749,471
†ExOne	9,291	93,282
Federal Signal	53,907	854,426
Foster (L.B.) Class A	9,988	136,436
FreightCar America	10,041	195,097

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery (continued)
Global Brass & Copper Holdings	20,600	$438,780
Gorman-Rupp	17,282	461,948
Graham	7,462	125,511
Greenbrier Companies	21,047	686,553
Harsco	63,500	500,380
Hillenbrand	51,036	1,512,197
Hurco	5,769	153,225
Hyster-Yale Materials Handling	7,266	381,102
John Bean Technologies	24,892	1,240,368
Kadant	8,297	336,941
Lindsay	9,307	673,827
†Lydall	14,802	525,175
†Meritor	78,512	655,575
†Milacron Holdings	13,900	173,889
Miller Industries	11,629	253,280
Mueller Industries	46,240	1,253,104
Mueller Water Products Class A	129,827	1,116,512
†Navistar International	40,100	354,484
NN	20,456	326,069
Omega Flex	1,789	59,055
†Proto Labs	18,843	1,200,111
†RBC Bearings	18,918	1,221,914
†Rexnord	82,964	1,503,308
Standex International	10,154	844,305
Sun Hydraulics	20,628	654,526
Tennant	14,681	825,953
Titan International	37,010	145,819
†TriMas	35,725	666,271
Twin Disc	5,164	54,325
†Wabash National	53,040	627,463
Watts Water Technologies Class A	22,828	1,133,867
Woodward	55,258	2,744,112
†Xerium Technologies	11,200	132,720

		36,529,959

Marine–0.15%
†Eagle Bulk Shipping	23,900	84,128
Golden Ocean Group	60,883	65,145
Matson	37,000	1,577,310
Navios Maritime Holdings	88,500	154,875
Safe Bulkers	28,200	22,842
Scorpio Bulkers	24,492	242,223

		2,146,523

Media–1.59%
AMC Entertainment Holdings	19,400	465,600
†Carmike Cinemas	22,935	526,129
†Central European Media Enterprises Class A	49,011	131,840
†Crown Media Holdings Class A	31,925	179,099
†Cumulus Media Class A	138,424	45,694
†Daily Journal	1,150	232,300

LVIP SSgA Small-Cap Index Fund—18

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
†DreamWorks Animation SKG Class A	64,800	$1,669,896
†Entercom Communications Class A	25,921	291,093
Entravision Communications Class A	61,630	475,167
†Eros International	22,400	204,960
†Global Eagle Entertainment	35,400	349,398
†Gray Television	56,600	922,580
Harte-Hanks	46,142	149,500
†Hemisphere Media Group	9,200	135,700
†IMAX	51,400	1,826,756
Journal Media Group	24,257	291,569
†Loral Space & Communications	11,961	486,932
MDC Partners Class A	38,335	832,636
†Media General	82,600	1,333,990
Meredith	29,834	1,290,321
National CineMedia	55,429	870,790
New Media Investment Group	39,900	776,454
New York Times Class A	111,511	1,496,478
Nexstar Broadcasting Group Class A	26,756	1,570,577
†Reading International Class A	17,940	235,193
†Rentrak	11,353	539,608
Saga Communications Class A	2,612	100,431
Scholastic	21,391	824,837
Scripps (E.W.) Class A	51,266	974,054
†SFX Entertainment	32,000	6,083
Sinclair Broadcast Group Class A	56,332	1,833,043
†Sizmek	15,184	55,422
Time	89,300	1,399,331
†Townsquare Media	9,400	112,424
Tribune Publishing	23,200	213,904
World Wrestling Entertainment Class A	22,907	408,661

		23,258,450

Metals & Mining–0.69%
†AK Steel Holding	163,356	365,917
Carpenter Technology	41,000	1,241,070
†Century Aluminum	48,287	213,429
†Cliffs Natural Resources	138,100	218,198
†Coeur Mining	100,286	248,709
Commercial Metals	94,000	1,286,860
Ferroglobe	51,633	555,055
†Handy & Harman	2,948	60,463
Haynes International	11,781	432,245
Hecla Mining	290,200	548,478
†Horsehead Holding	51,630	105,841
Kaiser Aluminum	13,822	1,156,349
Materion	15,484	433,552
Olympic Steel	5,606	64,917
†Real Industry	21,300	171,039
†Ryerson Holding	13,725	64,096
Schnitzer Steel Industries Class A	25,201	362,138
†Stillwater Mining	96,715	828,848
SunCoke Energy	50,547	175,398

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Metals & Mining (continued)
TimkenSteel	36,300	$304,194
Worthington Industries	41,308	1,245,023

		10,081,819

Multiline Retail–0.37%
Big Lots	44,100	1,699,614
†Burlington Stores	62,100	2,664,090
Fred’s Class A	34,477	564,388
†Ollie’s Bargain Outlet Holdings	10,400	176,904
†Tuesday Morning	44,883	291,740

		5,396,736

Multi-Utilities–0.41%
Avista	53,026	1,875,530
Black Hills	42,643	1,979,914
NorthWestern	38,506	2,088,951

		5,944,395

Oil, Gas & Consumable Fuels–1.78%
†Abraxas Petroleum	71,212	75,485
Adams Resources & Energy	1,206	46,310
Alon USA Energy	23,992	356,041
†Approach Resources	31,346	57,677
Ardmore Shipping	13,100	166,632
†Bill Barrett	47,490	186,636
†Bonanza Creek Energy	45,068	237,508
†Callon Petroleum	71,416	595,609
†Carrizo Oil & Gas	49,089	1,452,053
†Clayton Williams Energy	4,848	143,355
†Clean Energy Fuels	67,995	244,782
†Cloud Peak Energy	58,217	121,091
†Contango Oil & Gas	14,481	92,823
Delek U.S. Holdings	46,588	1,146,065
DHT Holdings	81,900	662,571
†Dorian LPG	22,000	258,940
†Eclipse Resources	51,400	93,548
†Energy Fuels	36,800	108,560
Energy XXI Bermuda	91,357	92,271
†Erin Energy	13,300	42,560
Evolution Petroleum	22,147	106,527
†EXCO Resources	109,950	136,338
Frontline	198,683	594,062
GasLog	38,607	320,438
†Gastar Exploration	48,116	63,032
Gener8 Maritime	16,900	159,705
Green Plains	29,843	683,405
†Halcon Resources	65,200	82,151
Hallador Energy	10,532	48,026
†Isramco	651	58,141
†Jones Energy Class A	30,600	117,810
†Matador Resources	59,195	1,170,285
Navios Maritime Acquisition	80,800	243,208
Nordic American Tankers	71,798	1,115,741

LVIP SSgA Small-Cap Index Fund—19

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Northern Oil & Gas	58,437	$225,567
†Oasis Petroleum	112,600	829,862
†Pacific Ethanol	25,000	119,500
Panhandle Oil & Gas Class A	12,494	201,903
†Par Pacific Holdings	14,000	329,560
†Parsley Energy Class A	78,000	1,439,100
†PDC Energy	32,750	1,748,195
Peabody Energy	16,686	128,148
†Penn Virginia	53,079	15,945
†Renewable Energy Group	43,764	406,568
†Rex American Resources	6,750	364,973
†Rex Energy	38,927	40,873
†Ring Energy	19,287	135,973
†RSP Permian	55,500	1,353,645
†Sanchez Energy	47,038	202,734
†Sandridge Energy	383,800	76,760
Scorpio Tankers	145,009	1,162,972
SemGroup Class A	35,905	1,036,218
Ship Finance International	47,142	781,143
†Solazyme	55,040	136,499
†Stone Energy	51,071	219,095
†Synergy Resources	90,513	771,171
Teekay Tankers Class A	76,841	528,666
†Transatlantic Petroleum	16,400	22,796
†Triangle Petroleum	56,696	43,656
†Ultra Petroleum	122,500	306,250
†Uranium Energy	107,200	113,632
†W&T Offshore	25,736	59,450
Western Refining	58,341	2,078,106
†Westmoreland Coal	14,557	85,595

		26,043,941

Paper & Forest Products–0.61%
†Boise Cascade	31,746	810,475
†Clearwater Paper	15,251	694,378
Deltic Timber	8,455	497,746
Glatfelter (PH)	39,017	719,473
KapStone Paper and Packaging	69,164	1,562,415
†Louisiana-Pacific	121,978	2,196,824
Neenah Paper	14,595	911,166
Schweitzer-Mauduit International	26,267	1,102,951
Wausau Paper	36,529	373,692

		8,869,120

Personal Products–0.16%
†Elizabeth Arden	22,300	220,770
Inter Parfums	16,393	390,481
Medifast	10,787	327,709
Natural Health Trends	6,900	231,357
Nature’s Sunshine Products	8,440	85,413
†Nutraceutical International	6,886	177,797
†Revlon Class A	10,254	285,471

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Personal Products (continued)
†Synutra International	13,658	$64,329
†USANA Health Sciences	4,439	567,082

		2,350,409

Pharmaceuticals–1.98%
†Aclaris Therapeutics	4,800	129,312
†Aerie Pharmaceuticals	19,100	465,085
†Agile Therapeutics	12,200	119,072
†Alimera Sciences	21,000	50,820
†Amphastar Pharmaceuticals	28,400	404,132
†ANI Pharmaceuticals	6,700	302,337
†Aratana Therapeutics	24,400	136,152
†Assembly Biosciences	12,200	91,622
†BioDelivery Sciences International	33,609	160,987
†Carbylan Therapeutics	15,100	54,662
†Catalent	68,400	1,712,052
†Cempra	25,496	793,690
†Collegium Pharmaceutical	7,600	209,000
†Corcept Therapeutics	53,911	268,477
†Corium International	10,100	82,012
†Depomed	48,657	882,151
†Dermira	13,200	456,852
†Durect	96,800	213,928
†Endocyte	37,299	149,569
†Flex Pharma	6,800	84,660
Foamix Pharmaceuticals	19,400	157,334
†Heska	5,300	205,004
†Impax Laboratories	58,902	2,518,650
†Intersect ENT	15,500	348,750
†Intra-Cellular Therapies	22,800	1,226,412
†Lannett	21,480	861,778
†Medicines	54,233	2,025,060
†Myokardia	7,800	114,348
†Nektar Therapeutics	111,988	1,886,998
†Neos Therapeutics	6,200	88,784
†Ocular Therapeutix	13,100	122,747
†Omeros	34,166	537,431
†Pacira Pharmaceuticals	30,975	2,378,570
†Paratek Pharmaceuticals	10,600	201,082
†Pernix Therapeutics Holdings	46,262	136,473
Phibro Animal Health Class A	13,500	406,755
†POZEN	19,789	135,159
†Prestige Brands Holdings	44,355	2,283,395
†Relypsa	28,500	807,690
†Revance Therapeutics	16,300	556,808
†Sagent Pharmaceuticals	20,475	325,757
†SciClone Pharmaceuticals	46,674	429,401
†Sucampo Pharmaceuticals Class A	19,310	333,870
†Supernus Pharmaceuticals	29,385	394,934
†Teligent	32,500	289,250
†Tetraphase Pharmaceuticals	34,800	349,044
†TherapeuticsMD	110,700	1,147,959

LVIP SSgA Small-Cap Index Fund—20

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Pharmaceuticals (continued)
Theravance	74,700	$787,338
†Theravance Biopharma	22,800	373,692
†VIVUS	69,061	70,442
†XenoPort	48,601	266,819
†Zogenix	17,946	264,524
†Zynerba Pharmaceuticals	6,000	60,420

		28,859,250

Professional Services–1.35%
Acacia Research	47,376	203,243
†Advisory Board	34,624	1,717,697
Barrett Business Services	7,032	306,173
†CBIZ	45,446	448,098
CDI	13,679	92,470
CEB	27,402	1,682,209
†CRA International	9,451	176,261
Exponent	20,830	1,040,459
†Franklin Covey	8,762	146,676
†FTI Consulting	33,806	1,171,716
†GP Strategies	11,700	293,787
Heidrick & Struggles International	17,364	472,648
†Hill International	25,600	99,328
†Huron Consulting Group	18,778	1,115,413
†ICF International	15,051	535,214
Insperity	15,201	731,928
Kelly Services Class A	26,077	421,144
Kforce	21,938	554,593
Korn/Ferry International	40,945	1,358,555
†Mistras Group	14,147	270,066
†Navigant Consulting	37,836	607,646
†On Assignment	43,882	1,972,496
†Pendrell	141,559	70,935
Resources Connection	29,009	474,007
†RPX	48,774	536,514
†TriNet Group	37,400	723,690
†TrueBlue	33,487	862,625
†Volt Information Sciences	11,200	91,168
VSE	3,983	247,663
†WageWorks	29,030	1,317,091

		19,741,513

Real Estate Investment Trusts–8.75%
Acadia Realty Trust	58,515	1,939,772
AG Mortgage Investment Trust	26,784	343,907
Agree Realty	16,466	559,679
Alexander’s	1,676	643,768
Altisource Residential	45,300	562,173
American Assets Trust	29,973	1,149,465
American Capital Mortgage Investment	39,711	554,366
American Residential Properties	30,200	570,780
Anworth Mortgage Asset	93,031	404,685

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Apollo Commercial Real Estate Finance	46,395	$799,386
Apollo Residential Mortgage	30,381	363,053
Ares Commercial Real Estate	19,289	220,666
Armada Hoffler Properties	22,500	235,800
Armour Residential REIT	34,953	760,577
Ashford Hospitality Prime	20,254	293,683
Ashford Hospitality Trust	72,698	458,724
Bluerock Residential Growth REIT	16,000	189,600
Campus Crest Communities	61,176	415,997
Capstead Mortgage	76,308	666,932
CareTrust REIT	42,481	465,167
CatchMark Timber Trust	35,100	396,981
Cedar Realty Trust	73,061	517,272
Chatham Lodging Trust	30,031	615,035
Chesapeake Lodging Trust	48,415	1,218,121
Colony Financial	91,379	1,780,063
Corenergy Infrastructure Trust	10,120	150,181
Coresite Realty	19,568	1,109,897
Cousins Properties	176,446	1,663,886
CubeSmart	139,986	4,286,371
CyrusOne	56,306	2,108,660
CYS Investments	126,967	905,275
DCT Industrial Trust	75,065	2,805,179
DiamondRock Hospitality	163,974	1,582,349
DuPont Fabros Technology	53,845	1,711,733
Dynex Capital	45,630	289,751
Easterly Government Properties	12,100	207,878
EastGroup Properties	26,169	1,455,258
Education Realty Trust	46,986	1,779,830
EPR Properties	48,440	2,831,318
Equity One	62,705	1,702,441
FelCor Lodging Trust	114,866	838,522
First Industrial Realty Trust	94,106	2,082,566
First Potomac Realty Trust	45,418	517,765
Franklin Street Properties	71,404	739,031
GEO Group	60,984	1,763,047
Getty Realty	21,100	361,865
Gladstone Commercial	19,805	288,955
Government Properties Income Trust	56,303	893,529
Gramercy Property Trust	355,017	2,740,731
Great Ajax	5,700	69,084
Hannon Armstrong Sustainable Infrastructure Capital	33,800	639,496
Hatteras Financial	78,300	1,029,645
Healthcare Realty Trust	85,092	2,409,805
Hersha Hospitality Trust	39,441	858,236
Highwoods Properties	79,306	3,457,742
Hudson Pacific Properties	60,751	1,709,533
Independence Realty Trust	22,556	169,396
†InfraREIT	19,700	364,450
Inland Real Estate	79,596	845,310

LVIP SSgA Small-Cap Index Fund—21

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
Invesco Mortgage Capital	99,861	$1,237,278
Investors Real Estate Trust	96,562	671,106
†iStar Financial	68,270	800,807
Kite Realty Group Trust	71,854	1,863,174
Ladder Capital Class A	35,800	444,636
LaSalle Hotel Properties	92,911	2,337,641
Lexington Realty Trust	166,486	1,331,888
LTC Properties	28,673	1,236,953
Mack-Cali Realty	76,000	1,774,600
Medical Properties Trust	197,472	2,272,903
Monmouth Real Estate Investment	55,689	582,507
Monogram Residential Trust	134,800	1,315,648
National Health Investors	32,234	1,962,084
National Storage Affiliates Trust	19,800	339,174
New Residential Investment	189,300	2,301,888
New Senior Investment Group	68,900	679,354
New York Mortgage Trust	97,532	519,846
New York REIT	138,600	1,593,900
Nexpoint Residential Trust	16,300	213,367
One Liberty Properties	10,738	230,437
Orchid Island Capital	15,600	154,908
Parkway Properties	68,110	1,064,559
Pebblebrook Hotel Trust	58,910	1,650,658
Pennsylvania Real Estate Investment Trust	55,699	1,218,137
PennyMac Mortgage Investment Trust	59,721	911,342
Physicians Realty Trust	74,400	1,254,384
Potlatch	32,792	991,630
Preferred Apartment Communities	18,800	245,904
PS Business Parks	15,762	1,378,072
QTS Realty Trust	22,400	1,010,464
RAIT Financial Trust	70,832	191,246
Ramco-Gershenson Properties Trust	63,505	1,054,818
Redwood Trust	67,646	892,927
Resource Capital	30,082	383,846
Retail Opportunity Investments	80,567	1,442,149
Rexford Industrial Realty	48,400	791,824
RLJ Lodging Trust	108,761	2,352,500
Rouse Properties	34,360	500,282
Ryman Hospitality Properties	35,503	1,833,375
Sabra Health Care REIT	52,655	1,065,211
Saul Centers	9,166	469,941
Select Income REIT	50,163	994,231
Silver Bay Realty Trust	31,852	498,802
Sovran Self Storage	29,988	3,218,012
STAG Industrial	52,134	961,872
Starwood Waypoint Residential Trust	30,200	683,728
STORE Capital	32,400	751,680
Summit Hotel Properties	69,673	832,592
Sun Communities	42,139	2,887,786
Sunstone Hotel Investors	171,174	2,137,963
Terreno Realty	37,814	855,353

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts (continued)
UMH Properties	17,967	$181,826
United Development Funding IV	27,300	300,300
Universal Health Realty Income Trust	11,273	563,763
Urban Edge Properties	76,400	1,791,580
Urstadt Biddle Properties Class A	25,117	483,251
Washington Real Estate Investment Trust	55,275	1,495,742
Western Asset Mortgage Capital	39,084	399,438
Whitestone REIT	21,971	263,872
Xenia Hotels & Resorts	91,100	1,396,563

		127,760,089

Real Estate Management & Development–0.43%
Alexander & Baldwin	39,600	1,398,276
†Altisource Asset Management	1,000	17,160
†Altisource Portfolio Solutions	12,400	344,844
†AV Homes	8,780	112,472
Consolidated-Tomoka Land	4,399	231,871
†Forestar Group	32,877	359,674
†FRP Holdings	5,972	202,690
Kennedy-Wilson Holdings	75,753	1,824,132
†Marcus & Millichap	12,200	355,508
RE/MAX Holdings	9,300	346,890
†RMR Group Class A	7,896	113,781
†St. Joe	45,868	849,017
†Tejon Ranch	9,765	187,000

		6,343,315

Road & Rail–0.43%
ArcBest	23,542	503,563
Celadon Group	20,646	204,189
†Covenant Transportation Group Class A	10,200	192,678
Heartland Express	39,809	677,549
Knight Transportation	50,782	1,230,448
Marten Transport	17,978	318,211
†P.A.M. Transportation Services	2,100	57,939
†Roadrunner Transportation Systems	25,803	243,322
†Saia	19,863	441,952
†Swift Transportation	71,468	987,688
Universal Truckload Services	6,097	85,602
†USA Truck	11,400	198,930
Werner Enterprises	35,656	833,994
†YRC Worldwide	25,000	354,500

		6,330,565

Semiconductors & Semiconductor Equipment–3.31%
†Advanced Energy Industries	32,579	919,705
†Advanced Micro Devices	545,200	1,564,724
†Alpha & Omega Semiconductor	19,771	181,695
†Ambarella	25,592	1,426,498
†Amkor Technology	88,465	537,867
†Applied Micro Circuits	73,890	470,679

LVIP SSgA Small-Cap Index Fund—22

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Axcelis Technologies	93,334	$241,735
Brooks Automation	61,390	655,645
†Cabot Microelectronics	19,771	865,574
†Cascade Microtech	9,200	149,500
†Cavium	45,573	2,994,602
†CEVA	19,023	444,377
†Cirrus Logic	51,588	1,523,394
Cohu	21,843	263,645
†Diodes	33,065	759,834
†DSP Group	17,252	162,859
†Entegris	114,150	1,514,771
†Exar	41,984	257,362
†Fairchild Semiconductor International	98,800	2,046,148
†FormFactor	48,314	434,826
†Inphi	30,394	821,246
†Integrated Device Technology	125,019	3,294,251
Intersil Class A	112,595	1,436,712
IXYS	23,122	292,031
†Kopin	64,942	176,642
†Lattice Semiconductor	108,126	699,575
†M/A-COM Technology Solutions Holdings	21,307	871,243
†Mattson Technology	64,100	226,273
†MaxLinear Class A	46,472	684,533
†Microsemi	81,214	2,646,764
MKS Instruments	45,524	1,638,864
Monolithic Power Systems	33,553	2,137,662
†Nanometrics	22,922	347,039
†NeoPhotonics	24,000	260,640
NVE	4,618	259,439
†OmniVision Technologies	46,966	1,362,953
†PDF Solutions	25,878	280,518
†Photronics	60,160	748,992
†PMC-Sierra	148,400	1,724,408
Power Integrations	25,656	1,247,651
†Rambus	93,586	1,084,662
†Rudolph Technologies	28,138	400,122
†Semtech	53,184	1,006,241
†Sigma Designs	31,300	197,816
†Silicon Laboratories	34,800	1,689,192
†Synaptics	31,152	2,502,752
Tessera Technologies	42,735	1,282,477
†Ultra Clean Holdings	28,866	147,794
†Ultratech	26,455	524,338
†Veeco Instruments	32,107	660,120
†Xcerra	43,741	264,633

		48,333,023

Software–4.54%
†A10 Networks	36,800	241,408
†ACI Worldwide	95,551	2,044,791
American Software Class A	25,261	257,157

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Aspen Technology	70,175	$2,649,808
†AVG Technologies	32,596	653,550
†Barracuda Networks	7,500	140,100
Blackbaud	39,733	2,616,815
†Bottomline Technologies	32,671	971,309
†BroadSoft	25,014	884,495
†Callidus Software	47,557	883,133
†CommVault Systems	36,702	1,444,224
†Digimarc	6,058	221,178
†Digital Turbine	56,000	74,480
Ebix	21,078	691,148
†Ellie Mae	23,992	1,445,038
†EnerNOC	20,785	80,022
Epiq Systems	29,359	383,722
†ePlus	4,979	464,342
Fair Isaac	26,339	2,480,607
†Fleetmatics Group	31,039	1,576,471
†Gigamon	21,200	563,284
†Globant	13,600	510,136
†Glu Mobile	91,532	222,423
†Guidance Software	24,949	150,193
†Guidewire Software	59,278	3,566,164
†HubSpot	16,600	934,746
†Imperva	21,561	1,365,027
†Infoblox	51,892	954,294
†Interactive Intelligence Group	15,520	487,638
†Jive Software	42,555	173,624
†Manhattan Associates	62,080	4,107,834
Mentor Graphics	81,890	1,508,414
†MicroStrategy	7,584	1,359,735
†MobileIron	45,700	164,977
†Model N	13,800	154,008
Monotype Imaging Holdings	31,731	750,121
†Park City Group	12,800	152,448
†Paycom Software	25,300	952,039
†Paylocity Holding	13,600	551,480
Pegasystems	31,402	863,555
†Progress Software	40,800	979,200
†Proofpoint	33,520	2,179,135
†PROS Holdings	22,037	507,732
QAD Class A	7,073	145,138
†Qlik Technologies	75,180	2,380,199
†Qualys	19,525	646,082
†Rapid7	8,100	122,553
†RealPage	46,411	1,041,927
†RingCentral Class A	46,900	1,105,902
†Rovi	69,700	1,161,202
†Rubicon Project	22,700	373,415
Sapiens International	23,890	243,678
†Seachange International	33,079	222,952
†Silver Spring Networks	34,500	497,145
†Synchronoss Technologies	31,344	1,104,249

LVIP SSgA Small-Cap Index Fund—23

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Take-Two Interactive Software	71,541	$2,492,488
†Tangoe	33,351	279,815
†TeleCommunication Systems Class A	50,000	248,500
†Telenav	25,300	143,957
†TiVo	76,899	663,638
†Tubemogul	14,700	199,920
†Tyler Technologies	28,336	4,939,532
†Varonis Systems	9,600	180,480
†VASCO Data Security International	26,059	435,967
†Verint Systems	50,370	2,043,007
†VirnetX Holding	29,605	76,085
†Workiva	9,100	159,887
†Xura	21,641	531,936
†Zendesk	46,100	1,218,884
†Zix	58,574	297,556

		66,318,099

Specialty Retail–2.62%
Abercrombie & Fitch	59,400	1,603,800
American Eagle Outfitters	160,600	2,489,300
†America’s Car-Mart	8,285	221,127
†Asbury Automotive Group	22,244	1,500,135
†Ascena Retail Group	139,949	1,378,498
Barnes & Noble	46,272	403,029
†Barnes & Noble Education	29,243	290,968
bebe stores	22,415	12,664
Big 5 Sporting Goods	14,893	148,781
†BMC Stock Holdings	31,200	522,600
†Boot Barn Holdings	11,100	136,419
Buckle	22,708	698,952
†Build-A-Bear Workshop	10,800	132,192
Caleres	35,325	947,417
Cato Class A	20,882	768,875
Chico’s FAS	117,000	1,248,390
Children’s Place	16,601	916,375
†Christopher & Banks	36,900	60,885
Citi Trends	13,276	282,115
†Conn’s	21,602	506,999
†Container Store Group	15,800	129,560
†Destination XL Group	25,722	141,985
†Express	68,575	1,184,976
Finish Line Class A	37,008	669,105
†Five Below	44,318	1,422,608
†Francesca’s Holdings	39,462	687,033
†Genesco	19,432	1,104,321
Group 1 Automotive	19,035	1,440,949
Guess	49,900	942,112
Haverty Furniture	15,414	330,476
†Hibbett Sports	19,683	595,214
Kirkland’s	12,675	183,788
Lithia Motors Class A	18,637	1,988,009
†Lumber Liquidators Holdings	25,016	434,278

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Specialty Retail (continued)
†MarineMax	23,340	$429,923
†Mattress Firm Holding	16,519	737,243
Men’s Wearhouse	41,142	603,965
Monro Muffler Brake	25,949	1,718,343
Outerwall	14,744	538,746
†Party City Holdco	22,400	289,184
†Pep Boys-Manny Moe & Jack	46,964	864,607
Pier 1 Imports	70,825	360,499
Rent-A-Center	42,810	640,866
†Restoration Hardware Holdings	27,467	2,182,253
†Select Comfort	42,011	899,456
Shoe Carnival	12,521	290,487
Sonic Automotive Class A	29,731	676,678
†Sportsman’s Warehouse Holdings	13,600	175,440
Stage Stores	29,395	267,788
Stein Mart	24,246	163,176
†Systemax	5,558	47,799
†Tile Shop Holdings	27,200	446,080
†Tilly’s Class A	5,063	33,568
†Vitamin Shoppe	23,707	775,219
†West Marine	15,708	133,361
Winmark	1,509	140,352
†Zumiez	16,623	251,340

		38,190,308

Technology Hardware, Storage & Peripherals–0.62%
†Avid Technology	28,700	209,223
†CPI Card Group	14,400	153,504
†Cray	34,869	1,131,499
Diebold	52,800	1,588,752
†Eastman Kodak	17,100	214,434
†Electronics For Imaging	38,267	1,788,600
†Imation	16,300	22,331
†Immersion	20,327	237,013
†Nimble Storage	40,800	375,360
†Pure Storage Class A	23,900	372,123
†QLogic	75,641	922,820
†Quantum	200,628	186,584
†Silicon Graphics International	24,767	146,125
†Stratasys	41,200	967,376
†Super Micro Computer	29,215	716,060
†Violin Memory	58,000	52,206

		9,084,010

Textiles, Apparel & Luxury Goods–0.75%
†Cherokee	7,200	124,200
Columbia Sportswear	23,320	1,137,083
†Crocs	61,500	629,760
Culp	7,541	192,069
†Deckers Outdoor	26,600	1,255,520
†G-III Apparel Group	32,696	1,447,125
†Iconix Brand Group	37,051	253,058

LVIP SSgA Small-Cap Index Fund—24

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Madden (Steven)	45,934	$1,388,125
Movado Group	14,680	377,423
Oxford Industries	11,776	751,544
†Perry Ellis International	10,714	197,352
†Sequential Brands Group	33,810	267,437
Superior Uniform Group	4,900	83,202
†Tumi Holdings	44,846	745,789
†Unifi	12,374	348,328
†Vera Bradley	16,479	259,709
†Vince Holding	19,100	87,478
Wolverine World Wide	84,608	1,413,800

		10,959,002

Thrifts & Mortgage Finance–1.96%
†Anchor BanCorp Wisconsin	7,300	317,696
Astoria Financial	72,653	1,151,550
Bank Mutual	42,625	332,475
BankFinancial	13,649	172,387
†BBX Capital Class A	4,108	64,290
†Bear State Financial	8,540	92,488
†Beneficial Bancorp	71,956	958,455
†BofI Holding	49,760	1,047,448
Brookline Bancorp	61,519	707,469
Capitol Federal Financial	114,100	1,433,096
Charter Financial	14,593	192,774
Clifton Bancorp	25,562	366,559
Dime Community Bancshares	23,751	415,405
†Essent Group	44,900	982,861
EverBank Financial	78,765	1,258,665
Federal Agricultural Mortgage Class C	8,874	280,152
First Defiance Financial	6,643	250,973
†Flagstar Bancorp	19,400	448,334
Fox Chase Bancorp	11,413	231,570
Hingham Institution for Savings	900	107,820
†HomeStreet	16,629	361,016
†Impac Mortgage Holdings	8,000	144,000
Kearny Financial	80,917	1,025,218
†LendingTree	5,605	500,414
Meridian Bancorp	49,454	697,301
Meta Financial Group	5,400	248,022
†MGIC Investment	279,350	2,466,661
†Nationstar Mortgage Holdings	35,400	473,298
†NMI Holdings Class A	48,500	328,345
Northfield Bancorp	36,656	583,564
Northwest Bancshares	81,666	1,093,508
OceanFirst Financial	10,876	217,846
†Ocwen Financial	84,300	587,571
Oritani Financial	34,211	564,482
†PennyMac Financial Services Class A	13,400	205,824
Provident Financial Services	52,731	1,062,530
Radian Group	157,354	2,106,970
†Stonegate Mortgage	9,300	50,685

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Territorial Bancorp	6,742	$187,023
TrustCo Bank	88,003	540,338
United Community Financial	45,200	266,680
United Financial Bancorp	38,254	492,712
†Walker & Dunlop	23,263	670,207
Washington Federal	77,400	1,844,442
Waterstone Financial	19,664	277,262
WSFS Financial	24,891	805,473

		28,613,859

Tobacco–0.18%
Universal	18,042	1,011,795
Vector Group	69,820	1,647,054

		2,658,849

Trading Companies & Distributors–0.65%
Aircastle	50,244	1,049,597
Applied Industrial Technologies	32,530	1,317,140
†Beacon Roofing Supply	42,290	1,741,502
†CAI International	13,507	136,151
†DXP Enterprises	12,112	276,154
H&E Equipment Services	28,781	503,092
Kaman Class A	21,752	887,699
†Lawson Products	3,800	88,730
†MRC Global	83,000	1,070,700
†Neff Class A	6,900	52,854
†Rush Enterprises Class A	31,119	681,195
†TAL International Group	25,486	405,227
Textainer Group Holdings	20,220	285,304
†Titan Machinery	14,270	155,971
†Univar	35,100	597,051
†Veritiv	7,100	257,162

		9,505,529

Transportation Infrastructure–0.04%
†Wesco Aircraft Holdings	48,620	581,981

		581,981

Water Utilities–0.28%
American States Water	30,554	1,281,740
Artesian Resources Class A	7,219	199,966
California Water Service Group	38,042	885,237
Connecticut Water Service	9,225	350,642
Consolidated Water	18,500	226,440
Middlesex Water	13,731	364,421
SJW	14,815	439,265
York Water	10,937	272,769

		4,020,480

Wireless Telecommunication Services–0.12%
†Boingo Wireless	37,197	246,244
=Leap Wireless International	38,182	96,219
†NTELOS Holdings	18,057	165,041

LVIP SSgA Small-Cap Index Fund—25

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Wireless Telecommunication Services (continued)
Shenandoah Telecommunications	19,225	$827,636
Spok Holdings	19,077	349,491

		1,684,631

Total Common Stock (Cost $1,226,399,653)		1,410,641,981

RIGHTS–0.00%
†=Forest Laboratories	3,000	0
†=Trius Therapeutics	28,563	0

Total Rights (Cost $0)		0

WARRANTS–0.00%
†Greenhunter Energy, exercise price $27.50, expiration date 12/31/17	90	0
†@Magnum Hunter Resources, exercise price $8.50, expiration date 4/15/16	11,015	0
†Tejon Ranch, exercise price $40.00, expiration date 8/31/16	1,546	11

Total Warrants (Cost $9,275)		11

Number of Shares		Value (U.S. $)

MONEY MARKET FUND–3.36%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	48,996,747	$48,996,747

Total Money Market Fund (Cost $48,996,747)		48,996,747

Principal Amount°

SHORT-TERM INVESTMENT–0.16%
≠¥U.S. Treasury Obligations–0.16%
U.S. Treasury Bill 0.28% 6/16/16	2,400,000	2,395,015

Total Short-Term Investment (Cost $2,394,850)		2,395,015

TOTAL VALUE OF SECURITIES–100.14% (Cost $1,277,800,525)	1,462,033,754
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(2,103,319)

NET ASSETS APPLICABLE TO 59,243,471 SHARES OUTSTANDING–100.00%	$1,459,930,435

NET ASSET VALUE PER SHARE–LVIP SSgA SMALL-CAP INDEX FUND STANDARD CLASS ($1,183,053,120 / 48,007,887 Shares)	$24.643

NET ASSET VALUE PER SHARE–LVIP SSgA SMALL-CAP INDEX FUND SERVICE CLASS ($276,877,315 / 11,235,584 Shares)	$24.643

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$1,261,416,278
Undistributed net investment income	465,182
Accumulated net realized gain on investments	13,658,631
Net unrealized appreciation of investments and derivatives	184,390,344

TOTAL NET ASSETS	$1,459,930,435

†	Non-income producing for the period.

«

Includes $660,808 cash collateral held at broker for futures contracts, $2,615,957 payable for securities purchased, $1,052,702 payable for fund shares redeemed and $459,409 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $3,605,597, which represents 0.25% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $146,887, which represents 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

LVIP SSgA Small-Cap Index Fund—26

LVIP SSgA Small-Cap Index Fund

Statement of Net Assets (continued)

°	Principal amount shown is stated in U.S. dollars.

¥	Fully or partially pledged as collateral for futures contracts.

The following futures contract was outstanding at December 31, 2015:1

Futures Contract

Contract to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
438 E-mini Russell 2000 Index	$49,402,592	$49,559,700	3/19/16	$157,108

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

IT–Information Technology

REIT–Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund—27

LVIP SSgA Small-Cap Index Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$20,102,259
Interest	14,994
Foreign tax withheld	(9,958)

20,107,295

EXPENSES:
Management fees	5,031,168
Distribution fees-Service Class	730,961
Accounting and administration expenses	372,356
Reports and statements to shareholders	154,935
Professional fees	61,808
Index fees	60,000
Trustees’ fees and expenses	34,035
Custodian fees	18,800
Pricing fees	9,202
Consulting fees	2,683
Other	15,008

Total operating expenses	6,490,956

NET INVESTMENT INCOME	13,616,339

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	33,685,370
Foreign currencies	(698)
Futures contracts	(2,549,291)

Net realized gain	31,135,381

Net change in unrealized appreciation (depreciation) of:
Investments	(136,728,054)
Foreign currencies	9
Futures contracts	(1,200,017)

Net change in unrealized appreciation (depreciation)	(137,928,062)

NET REALIZED AND UNREALIZED LOSS	(106,792,681)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(93,176,342)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,616,339	$10,403,840
Net realized gain	31,135,381	56,031,702
Net change in unrealized appreciation (depreciation)	(137,928,062)	(4,616,597)

Net increase (decrease) in net assets resulting from operations	(93,176,342)	61,818,945

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(11,679,546)	(8,903,428)
Service Class	(2,006,117)	(1,772,983)
Net realized gain on investments:
Standard Class	(37,224,484)	(26,894,908)
Service Class	(8,956,239)	(7,916,357)

	(59,866,386)	(45,487,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	560,784,887	284,432,048
Service Class	40,222,417	29,018,344
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	48,904,030	35,798,336
Service Class	10,962,356	9,689,340

	660,873,690	358,938,068

Cost of shares redeemed:
Standard Class	(384,167,227)	(129,973,225)
Service Class	(48,862,524)	(67,445,714)

	(433,029,751)	(197,418,939)

Increase in net assets derived from capital share transactions	227,843,939	161,519,129

NET INCREASE IN NET ASSETS	74,801,211	177,850,398
NET ASSETS:
Beginning of year	1,385,129,224	1,207,278,826

End of year	$1,459,930,435	$1,385,129,224

Undistributed (distributions in excess of) net investment income	$465,182	$(72,811)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund—28

LVIP SSgA Small-Cap Index Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Standard Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$26.990	$26.722	$19.597	$17.026	$17.904

Income (loss) from investment operations:
Net investment income[1]	0.246	0.235	0.219	0.267	0.168
Net realized and unrealized gain (loss)	(1.514)	0.965	7.205	2.434	(0.984)

Total from investment operations	(1.268)	1.200	7.424	2.701	(0.816)

Less dividends and distributions from:
Net investment income	(0.247)	(0.225)	(0.189)	(0.130)	(0.062)
Net realized gain	(0.832)	(0.707)	(0.110)	—	—

Total dividends and distributions	(1.079)	(0.932)	(0.299)	(0.130)	(0.062)

Net asset value, end of period	$24.643	$26.990	$26.722	$19.597	$17.026

Total return[2]	(4.71% )	4.67%	37.90%	15.89%	(4.56% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,183,053	$1,085,366	$881,401	$406,060	$419,399
Ratio of expenses to average net assets	0.37%	0.37%	0.39%	0.41%	0.42%
Ratio of net investment income to average net assets	0.91%	0.89%	0.93%	1.44%	0.97%
Portfolio turnover	32%	15%	17%	43%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–29

LVIP SSgA Small-Cap Index Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Index Fund Service Class Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$26.987	$26.722	$19.602	$17.031	$17.908

Income (loss) from investment operations:
Net investment income[1]	0.178	0.168	0.161	0.221	0.128
Net realized and unrealized gain (loss)	(1.510)	0.964	7.199	2.434	(0.988)

Total from investment operations	(1.332)	1.132	7.360	2.655	(0.860)

Less dividends and distributions from:
Net investment income	(0.180)	(0.160)	(0.130)	(0.084)	(0.017)
Net realized gain	(0.832)	(0.707)	(0.110)	—	—

Total dividends and distributions	(1.012)	(0.867)	(0.240)	(0.084)	(0.017)

Net asset value, end of period	$24.643	$26.987	$26.722	$19.602	$17.031

Total return[2]	(4.95% )	4.41%	37.56%	15.60%	(4.80% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$276,877	$299,763	$325,878	$152,448	$134,341
Ratio of expenses to average net assets	0.62%	0.62%	0.64%	0.66%	0.67%
Ratio of net investment income to average net assets	0.66%	0.64%	0.68%	1.19%	0.72%
Portfolio turnover	32%	15%	17%	43%	15%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Index Fund–30

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between bid and ask prices is used, which approximates fair value. Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. U.S. government and agency securities are valued at the mean between the bid and the ask prices, which approximate fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximate fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP SSgA Small-Cap Index Fund–31

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer or management estimates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $275 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.32% of the average daily net assets of the Fund.

SSgA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimbursed Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$66,852
Legal	18,724

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $135,733 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$399,904
Distribution fees payable to LFD	59,505

LVIP SSgA Small-Cap Index Fund–32

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$645,124,972
Sales	477,004,879

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,293,748,091

Aggregate unrealized appreciation	$344,777,317
Aggregate unrealized depreciation	(176,491,654)

Net unrealized appreciation	$168,285,663

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$20,469,433	$—	$—	$20,469,433
Air Freight & Logistics	6,252,665	—	—	6,252,665
Airlines	5,107,486	—	—	5,107,486
Auto Components	15,297,869	—	—	15,297,869
Automobiles	506,913	—	—	506,913
Banks	129,383,767	976,176	—	130,359,943
Beverages	3,104,033	—	—	3,104,033
Biotechnology	93,788,969	—	11,808	93,800,777
Building Products	12,926,908	—	—	12,926,908
Capital Markets	19,270,399	—	—	19,270,399
Chemicals	24,220,555	—	—	24,220,555

LVIP SSgA Small-Cap Index Fund–33

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Commercial Services & Supplies	$28,076,239	$—	$—	$28,076,239
Communications Equipment	22,376,364	—	—	22,376,364
Construction & Engineering	11,341,158	—	—	11,341,158
Construction Materials	2,255,924	—	—	2,255,924
Consumer Finance	5,674,188	—	—	5,674,188
Containers & Packaging	5,302,351	—	—	5,302,351
Distributors	4,892,297	—	—	4,892,297
Diversified Consumer Services	15,649,358	—	—	15,649,358
Diversified Financial Services	5,845,589	—	—	5,845,589
Diversified Telecommunication Services	10,683,284	—	—	10,683,284
Electric Utilities	17,555,960	—	—	17,555,960
Electrical Equipment	9,590,729	—	—	9,590,729
Electronic Equipment, Instruments & Components	37,351,198	—	—	37,351,198
Energy Equipment & Services	11,820,635	—	—	11,820,635
Food & Staples Retailing	12,593,318	—	—	12,593,318
Food Products	24,036,623	—	—	24,036,623
Gas Utilities	18,648,421	—	—	18,648,421
Health Care Equipment & Supplies	55,552,277	244,814	—	55,797,091
Health Care Providers & Services	37,966,111	—	—	37,966,111
Health Care Technology	8,356,781	—	—	8,356,781
Hotels, Restaurants & Leisure	46,093,942	—	—	46,093,942
Household Durables	18,032,024	—	—	18,032,024
Household Products	2,838,523	—	—	2,838,523
Independent Power & Renewable Electricity Producers	6,530,373	—	—	6,530,373
Industrial Conglomerates	529,636	—	—	529,636
Insurance	33,508,677	2,384,607	—	35,893,284
Internet & Catalog Retail	9,107,113	—	—	9,107,113
Internet Software & Services	35,038,067	—	—	35,038,067
IT Services	35,745,615	—	38,860	35,784,475
Leisure Products	4,319,331	—	—	4,319,331
Life Sciences Tools & Services	9,738,758	—	—	9,738,758
Machinery	36,529,959	—	—	36,529,959
Marine	2,146,523	—	—	2,146,523
Media	23,258,450	—	—	23,258,450
Metals & Mining	10,081,819	—	—	10,081,819
Multiline Retail	5,396,736	—	—	5,396,736
Multi-Utilities	5,944,395	—	—	5,944,395
Oil, Gas & Consumable Fuels	26,043,941	—	—	26,043,941
Paper & Forest Products	8,869,120	—	—	8,869,120
Personal Products	2,350,409	—	—	2,350,409
Pharmaceuticals	28,859,250	—	—	28,859,250
Professional Services	19,741,513	—	—	19,741,513
Real Estate Investment Trusts	127,760,089	—	—	127,760,089
Real Estate Management & Development	6,343,315	—	—	6,343,315
Road & Rail	6,330,565	—	—	6,330,565
Semiconductors & Semiconductor Equipment	48,333,023	—	—	48,333,023
Software	66,318,099	—	—	66,318,099
Specialty Retail	38,190,308	—	—	38,190,308
Technology Hardware, Storage & Peripherals	9,084,010	—	—	9,084,010
Textiles, Apparel & Luxury Goods	10,959,002	—	—	10,959,002
Thrifts & Mortgage Finance	28,613,859	—	—	28,613,859
Tobacco	2,658,849	—	—	2,658,849
Trading Companies & Distributors	9,505,529	—	—	9,505,529
Transportation Infrastructure	581,981	—	—	581,981
Water Utilities	4,020,480	—	—	4,020,480

LVIP SSgA Small-Cap Index Fund–34

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Wireless Telecommunication Services	$1,588,412	$—	$96,219	$1,684,631
Rights	—	—	—	—
Warrants	11	—	—	11
Money Market Fund	48,996,747	—	—	48,996,747
Short-Term Investment	—	2,395,015	—	2,395,015

Total	$1,455,886,255	$6,000,612	$146,887	$1,462,033,754

Futures Contract	$157,108	$—	$—	$157,108

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$13,685,663	$18,352,186
Long-term capital gain	46,180,723	27,135,490

Total	$59,866,386	$45,487,676

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,261,416,278
Undistributed ordinary income	846,356
Undistributed long-term capital gains	29,382,131
Net unrealized appreciation	168,285,670

Net assets	$1,459,930,435

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, return of capital on investments, mark-to-market of futures contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of passive foreign investment companies, gain (loss) on foreign currency transactions, redesignation of dividends and distributions, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$607,317	$(607,317)

LVIP SSgA Small-Cap Index Fund–35

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	20,427,447	10,724,525
Service Class	1,502,039	1,099,536
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,960,446	1,383,047
Service Class	440,109	376,073

	24,330,041	13,583,181

Shares redeemed:
Standard Class	(14,593,383)	(4,877,776)
Service Class	(1,814,261)	(2,562,863)

	(16,407,644)	(7,440,639)

Net increase	7,922,397	6,142,542

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to control overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S or foreign cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSgA Small-Cap Index Fund–36

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Liabilities net of receivables and other assets	$157,108	Liabilities net of receivables and other assets	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,549,291)	$(1,200,017)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional amount)	$43,030,684	$—

At December 31, 2015, the Fund pledged U.S. Treasury Obligations with a value of $2,395,016 as collateral for futures contracts.

8. Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities. Illiquid securities have been identified on the Statement of Net Assets.

LVIP SSgA Small-Cap Index Fund–37

LVIP SSgA Small-Cap Index Fund

Notes to Financial Statements (continued)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap Index Fund–38

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Small-Cap Index Fund

We have audited the accompanying statement of net assets of the LVIP SSgA Small-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Index Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA Small-Cap Index Fund–39

LVIP SSgA Small-Cap Index Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
77.14%	22.86%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP SSgA Small-Cap Index Fund–40

LVIP SSgA Small-Cap Index Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board noted that the investment management fees were the same as the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® TR USD Index. The Board noted that the Fund’s total returns were below the median return of the Morningstar peer group and the benchmark index for the one, three and five year periods and above the median of the Morningstar peer group and the benchmark index for the ten year period. The Board considered LIAC’s view that the subadviser was hired as a replication style index manager and the Fund’s tracking error relative to the benchmark over recent periods was largely due to the Fund’s expenses and was satisfactory. The Board considered LIAC’s statement that it remained confident in SSGA’s ability to manage index strategies. The Board concluded that the services provided by SSGA were satisfactory.

Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule which include breakpoints, and noted that the subadvisory fees for the Fund were lower than or within range of the fees charged by SSGA to other funds and clients with similar investment objectives as the Fund. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and may receive research due to brokerage transactions aggregated with other client trades that may generate soft dollar credits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP SSgA Small-Cap Index Fund–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA Small-Cap Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Small-Cap Index Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Small-Cap Index Fund–44

LVIP SSgA Small-Cap Managed Volatility Fund (formerly LVIP SSgA Small-Cap RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP SSgA Small-Cap Managed Volatility

Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSgA Small-Cap Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (8.68%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 2000® Index1, returned (4.41%).

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The Fund invests in small cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed to control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. 2015 was a negative year for small cap equities and experienced periods of time of higher volatility. During these periods of elevated volatility, the level of hedging within the fund was increased to control the risk level of the Fund. At points during 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015, despite a year which saw negative returns for small cap stocks.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSgA Small-Cap Index Fund 2015 Annual Commentary (“Underlying Fund”)

After a turbulent January, 2015 for equity markets, volatility subsided through the month of February as oil prices stabilized and the aggressive pace of global central bank actions witnessed the prior month moderated.

The positive tone of U.S. economic data in late first quarter of 2015 pushed yields on U.S. 10 year bonds higher after having fallen sharply the prior month. U.S. equity markets traded down slightly on the jobs report as expectations increased that the U.S. economy was gaining strength and that the Federal Reserve may have an opportunity to raise rates in the not too distant future.

Global markets entered the month of May, 2015 digesting an initial first quarter 2015 GDP report released on April 29, 2015 showing a much lower than expected 0.2% annualized rate of growth. Despite the weak U.S. growth data, the month opened with global interest rates continuing to rise sharply on the heels of a selloff that began in late April, 2015.

After the market selloff in August, expectations that the Federal Reserve would make good on the median forecast of Federal Reserve Board members and bank presidents in June that rates would increase in two

LVIP SSgA Small-Cap Managed Volatility Fund–1

LVIP SSgA Small-Cap Managed Volatility Fund

2015 Annual Report Commentary (continued)

increments for the remainder of the year beginning in September 2015 were brought into question.

Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500® Index for both the second and third quarters and the potential for more of the same in the final quarter of the year. This falloff in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500® Index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop.

On an individual security level, the top positive contributors to the Underlying Fund’s performance were Dyax Corp, Neurocrine Biosciences Inc. and Piedmont Natural Gas Company Inc. The top negative contributors to the Underlying Fund’s performance were Clovis Oncology Inc., Men’s Wearhouse Inc., and Chimerix Inc.

Michael Feehily

John Tucker

SSgA Funds Management, Inc.

Growth of $10,000 invested 5/1/13 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSgA Small-Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,631 for the Standard Class shares and to $10,562 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $12,430. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	– 8.68%
Inception (5/1/13)	+ 2.32%

Service Class Shares
One Year	– 8.91%
Inception (5/1/13)	+ 2.07%

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP SSgA Small-Cap Managed Volatility Fund–2

LVIP SSgA Small-Cap Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$889.00	0.25%	$1.19
Service Class Shares	1,000.00	887.90	0.50%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.95	0.25%	$1.28
Service Class Shares	1,000.00	1,022.68	0.50%	2.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSgA Small-Cap Managed Volatility Fund–3

LVIP SSgA Small-Cap Managed Volatility Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets
Affiliated Investment Company	92.41%
Equity Fund	92.41%
Unaffiliated Investment Company	6.18%
Money Market Fund	6.18%
Total Value of Securities	98.59%
Receivables and Other Assets Net of Liabilities	1.41%
Total Net Assets	100.00%

LVIP SSgA Small-Cap Managed Volatility Fund–4

LVIP SSgA Small-Cap Managed Volatility Fund

Schedule of Investments

December 31, 2015

Number of Shares		Value (U.S. $)

AFFILIATED INVESTMENT COMPANY–92.41%
Equity Fund–92.41%
*Lincoln Variable Insurance Products Trust–LVIP SSgA Small-Cap Index Fund	7,159,348	$176,427,820

Total Affiliated Investment Company (Cost $187,953,078)		176,427,820

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANY–6.18%
Money Market Fund–6.18%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	11,802,679	$11,802,679

Total Unaffiliated Investment Company (Cost $11,802,679)		11,802,679

TOTAL VALUE OF SECURITIES–98.59% (Cost $199,755,757)	188,230,499
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.41%	2,695,567

NET ASSETS APPLICABLE TO 18,493,996 SHARES OUTSTANDING–100.00%	$190,926,066

* Standard Class shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

	Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(348)	E-mini Russell 2000 Index	$(39,240,821)	$(39,376,200)	3/19/16	$(135,379)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Managed Volatility Fund–5

LVIP SSgA Small-Cap Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment company, at value	$176,427,820
Investments in unaffiliated investment company, at value	11,802,679
Cash collateral held at broker for futures contracts	2,414,779
Receivable for fund shares sold	624,789
Expense reimbursement from Lincoln Investment Advisors Corporation	8,630
Dividends receivable from investment companies	100

TOTAL ASSETS	191,278,797

LIABILITIES:
Net unrealized depreciation on futures contracts	135,379
Due to manager and affiliates	71,683
Payable for fund shares redeemed	65,052
Payable for investment companies shares purchased	57,054
Accrued expenses payable	23,563

TOTAL LIABILITIES	352,731

TOTAL NET ASSETS	$190,926,066

Investments in affiliated investment company, at cost	$187,953,078
Investments in unaffiliated investment company, at cost	11,802,679

Standard Class:
Net Assets	$174,381
Shares Outstanding	16,893
Net Asset Value Per Share	$10.323

Service Class:
Net Assets	$190,751,685
Shares Outstanding	18,477,103
Net Asset Value Per Share	$10.324

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$207,880,651
Undistributed net investment income	6,968
Accumulated net realized loss on investments	(5,300,916)
Net unrealized depreciation of investments and derivatives	(11,660,637)

Total net assets	$190,926,066

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Managed Volatility Fund–6

LVIP SSgA Small-Cap Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from affiliated investment company	$1,693,773
Dividends from unaffiliated investment company	920

1,694,693

EXPENSES:
Management fees	1,344,478
Distribution fees-Service Class	373,031
Accounting and administration expenses	91,084
Professional fees	19,757
Reports and statements to shareholders	16,798
Consulting fees	3,622
Trustees’ fees and expenses	2,690
Custodian fees	2,483
Pricing fees	143
Other	465

1,854,551
Less management fees waived	(1,045,705)
Less expenses reimbursed	(62,349)

Total operating expenses	746,497

NET INVESTMENT INCOME	948,196

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment company	4,994,326
Sale of investments in affiliated investment company	(613,451)
Futures contracts	(7,745,513)

Net realized loss	(3,364,638)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment company	(15,371,950)
Futures contracts	844,326

Net change in unrealized appreciation (depreciation)	(14,527,624)

NET REALIZED AND UNREALIZED LOSS	(17,892,262)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,944,066)

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$948,196	$436,381
Net realized loss	(3,364,638)	(922,245)
Net change in unrealized appreciation (depreciation)	(14,527,624)	775,016

Net increase (decrease) in net assets resulting from operations	(16,944,066)	289,152

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,427)	(1,050)
Service Class	(1,039,923)	(838,800)

	(1,041,350)	(839,850)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	166,455	47,679
Service Class	124,307,002	79,248,553
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,427	1,050
Service Class	1,039,923	838,800

	125,514,807	80,136,082

Cost of shares redeemed:
Standard Class	(71,953)	(105,909)
Service Class	(15,674,630)	(9,690,968)

	(15,746,583)	(9,796,877)

Increase in net assets derived from capital share transactions	109,768,224	70,339,205

NET INCREASE IN NET ASSETS	91,782,808	69,788,507
NET ASSETS:
Beginning of year	99,143,258	29,354,751

End of year	$190,926,066	$99,143,258

Undistributed net investment income	$6,968	$100,122

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Managed Volatility Fund–7

LVIP SSgA Small-Cap Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Managed Volatility Fund Standard Class
			5/1/13[1]
	Year Ended		to
	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.396	$11.685	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.099	0.105	0.154
Net realized and unrealized gain (loss)	(1.087)	(0.268)	1.653

Total from investment operations	(0.988)	(0.163)	1.807

Less dividends and distributions from:
Net investment income	(0.085)	(0.126)	(0.122)
Return of capital	—	—	— [3]

Total dividends and distributions	(0.085)	(0.126)	(0.122)

Net asset value, end of period	$10.323	$11.396	$11.685

Total return[4]	(8.68% )	(1.40% )	18.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174	$96	$158
Ratio of expenses to average net assets[5]	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.99%	1.03%	1.58%
Ratio of net investment income to average net assets	0.88%	0.93%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.14%	0.15%	0.76%
Portfolio turnover	6%	7%	9%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $1 was made by the Fund’s Standard Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Managed Volatility Fund–8

LVIP SSgA Small-Cap Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP SSgA Small-Cap Managed Volatility Fund Service Class
			5/1/13[1]
	Year Ended		to
	12/31/15	12/31/14	12/31/13

Net asset value, beginning of period	$11.396	$11.684	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.071	0.077	0.139
Net realized and unrealized gain (loss)	(1.085)	(0.267)	1.648

Total from investment operations	(1.014)	(0.190)	1.787

Less dividends and distributions from:
Net investment income	(0.058)	(0.098)	(0.103)
Return of capital	—	—	— [3]

Total dividends and distributions	(0.058)	(0.098)	(0.103)

Net asset value, end of period	$10.324	$11.396	$11.684

Total return[4]	(8.91% )	(1.63% )	17.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190,752	$99,047	$29,197
Ratio of expenses to average net assets[5]	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.24%	1.28%	1.83%
Ratio of net investment income to average net assets	0.63%	0.68%	1.84%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.11% )	(0.10% )	0.51%
Portfolio turnover	6%	7%	9%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Return of capital distributions of $104 was made by the Fund’s Service Class, which calculated to de minimus amounts of $0.000 per share.

[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP SSgA Small-Cap Managed Volatility Fund–9

LVIP SSgA Small-Cap Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSgA Small-Cap Managed Volatility Fund (formerly LVIP SSgA Small-Cap RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSgA Small-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSgA Small-Cap Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in stocks that make up the SSgA Small-Cap Index and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax return for all open tax years (December 31, 2013–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

LVIP SSgA Small-Cap Managed Volatility Fund–10

LVIP SSgA Small-Cap Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.90% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.70% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.25% of average daily net assets for the Standard Class and 0.50% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$6,100
Legal	1,713

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,391 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,947 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$8,630
Management fees payable to LIAC	31,876
Distribution fees payable to LFD	39,807

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

At December 31, 2015, Lincoln Life directly owned 6.03% of the Fund’s Standard Class shares.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investment companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 12/31/14	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gains Distributions
LVIP SSgA Small-Cap Index Fund	$93,169,638	$107,010,641	$7,767,059	$(613,451)	$176,427,820	$1,693,773	$4,994,326

LVIP SSgA Small-Cap Managed Volatility Fund–11

LVIP SSgA Small-Cap Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$107,010,641
Sales	7,767,059

At December 31, 2015, the cost of investment and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$200,531,962

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(12,301,463)

Net unrealized depreciation	$(12,301,463)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$188,230,499

Futures Contracts	$(135,379)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follow:

	Year Ended 12/31/15	Year Ended 12/31/14
Ordinary income	$1,041,350	$839,850

LVIP SSgA Small-Cap Managed Volatility Fund–12

LVIP SSgA Small-Cap Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$207,880,651
Undistributed ordinary income	6,968
Capital loss carryforward	(4,660,090)
Net unrealized depreciation	(12,301,463)

Net assets	$190,926,066

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,341,800	$318,290	$4,660,090

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	Year Ended 12/31/14
Shares sold:
Standard Class	14,636	4,189
Service Class	11,094,279	6,977,509
Shares issued upon reinvestment of dividends and distributions:
Standard Class	137	92
Service Class	99,659	73,264

	11,208,711	7,055,054

Shares redeemed:
Standard Class	(6,286)	(9,408)
Service Class	(1,408,370)	(858,050)

	(1,414,656)	(867,458)

Net increase	9,794,055	6,187,596

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP SSgA Small-Cap Managed Volatility Fund–13

LVIP SSgA Small-Cap Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation on futures contracts	$—	Net unrealized depreciation on futures contracts	$(135,379)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(7,745,513)	$844,326

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$2,299,582	$18,759,240

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal to change the Fund’s name, investment strategies and risks. Effective February 8, 2016 the Fund’s name will be LVIP SSgA SMID Cap Managed Volatility Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP SSgA Small-Cap Managed Volatility Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP SSgA Small-Cap Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP SSgA Small-Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP SSgA Small-Cap Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP SSgA Small-Cap Managed Volatility Fund–15

LVIP SSgA Small-Cap Managed Volatility Fund

Other Fund Information (unaudited)

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Small Core funds category and the Russell 2000 Daily Vol Control 12% Total Return Index. The Board also considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and the standard deviation of the benchmark index. The Board considered that the Fund commenced operations in May 2013, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

LVIP SSgA Small-Cap Managed Volatility Fund–16

LVIP SSgA Small-Cap Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee was higher than the median of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median of the expense peer group giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver for the Fund and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP SSgA Small-Cap Managed Volatility Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP SSgA Small-Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP SSgA Small-Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP SSgA Small-Cap Managed Volatility Fund–20

LVIP T. Rowe Price Growth Stock Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP T. Rowe Price Growth Stock Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 10.73% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 1000® Growth Index*, returned 5.67%.

Overall, stock selection was the reason for relative outperformance. Consumer discretionary and information technology were the leading relative outperformers. Consumer staples and financials were the largest detractors.

Major U.S. stock indexes were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth, favorable corporate earnings outside of the energy sector, higher merger activity, and central bank stimulus measures. Large-cap U.S. indexes reached their highest levels of the year in May, while smaller-cap benchmarks peaked about one month later. In the summer, with the sharp drop in Chinese stocks amid slower growth, large-cap U.S. indexes experienced their first “correction” (defined as a drop of at least 10% from the highs) in the last four years. Growth stocks outpaced value shares according to Russell indexes, while large-cap shares generally outperformed small-caps.

Consumer discretionary was the largest relative outperformer, mainly driven by stock selection. Amazon.com continued to improve operating leverage in its core retail business throughout the year and reported impressive results with a sharp acceleration in revenue and margins in its Amazon Web Services cloud-computing unit.

Information technology outperformed, due to stock selection. Multiple factors drove shares of Alphabet, the new Google holding company, higher this year, including strong earnings driven by the move to increase advertising coverage on mobile searches. The market was also encouraged by the new focus on expense discipline and the company’s first-ever share buyback program.

Consumer staples was the largest relative detractor, due to significant underweighting of the strongest-performing sector in the benchmark for the period. Positive stock selection partially offset this negative performance.

Financials underperformed on group weighting and, to a lesser extent, on stock selection. Although shares of Morgan Stanley advanced steadily through the first half of 2015 on better-than-expected earnings results, shares declined sharply during the market correction that occurred in the third quarter.

We are optimistic about the longer-term prospects for large-cap growth stocks and expect the United States to generate moderate economic growth in 2016. We expect that the Federal Reserve is likely to raise short-term interest rates at a slower pace than the market currently expects, which should not hinder rising stock prices. However, the recent weakness in China’s industrial economy, falling energy and commodity prices, and geopolitical flare-ups could perpetuate the market’s recent volatility.

Joseph B. Fath

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund

2015 Annual Report Commentary (continued)

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,353. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,681. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+ 10.73%
Five Years	+ 14.26%
Ten Years	+ 8.85%
Service Class Shares
One Year	+ 10.45%
Five Years	+ 13.98%
Inception (4/30/07)	+ 7.71%

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$1,036.30	0.70%	$3.59
Service Class Shares	1,000.00	1,035.00	0.95%	4.87
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.68	0.70%	$3.57
Service Class Shares	1,000.00	1,020.42	0.95%	4.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	96.99%
Aerospace & Defense	1.63%
Air Freight & Logistics	0.52%
Airlines	2.28%
Auto Components	1.04%
Automobiles	1.43%
Biotechnology	8.88%
Capital Markets	2.32%
Chemicals	0.59%
Communications Equipment	0.40%
Construction Materials	0.43%
Diversified Financial Services	0.98%
Food & Staples Retailing	2.14%
Health Care Equipment & Supplies	1.45%
Health Care Providers & Services	5.21%
Hotels, Restaurants & Leisure	4.78%
Industrial Conglomerates	3.88%
Internet & Catalog Retail	11.18%
Internet Software & Services	14.30%
IT Services	6.65%
Life Sciences Tools & Services	0.33%
Machinery	1.16%
Media	1.54%
Pharmaceuticals	5.32%
Professional Services	0.11%
Real Estate Investment Trusts	2.00%
Road & Rail	0.83%
Semiconductors & Semiconductor Equipment	0.29%
Software	6.00%
Specialty Retail	5.08%
Technology Hardware, Storage & Peripherals	2.06%
Textiles, Apparel & Luxury Goods	2.08%
Wireless Telecommunication Services	0.10%
Convertible Preferred Stock	0.27%
Preferred Stock	0.36%
Money Market Fund	2.51%
Total Value of Securities	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Amazon.com	7.17%
Alphabet Class A	3.59%
Priceline Group	3.48%
Microsoft	3.34%
Alphabet Class C	3.30%
Allergan	3.09%
Facebook Class A	2.89%
Danaher	2.79%
Visa Class A	2.74%
MasterCard Class A	2.73%
Total	35.12%

IT–Information Technology

LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–96.99%
Aerospace & Defense–1.63%
Boeing	101,500	$14,675,885

		14,675,885

Air Freight & Logistics–0.52%
FedEx	31,500	4,693,185

		4,693,185

Airlines–2.28%
American Airlines Group	364,500	15,436,575
†United Continental Holdings	87,200	4,996,560

		20,433,135

Auto Components–1.04%
BorgWarner	137,800	5,957,094
Delphi Automotive	39,700	3,403,481

		9,360,575

Automobiles–1.43%
†Ferrari	47,340	2,272,320
†Tesla Motors	43,900	10,536,439

		12,808,759

Biotechnology–8.88%
†Alexion Pharmaceuticals	102,500	19,551,875
†Biogen	23,100	7,076,685
†BioMarin Pharmaceutical	42,000	4,399,920
†Celgene	114,900	13,760,424
Gilead Sciences	115,200	11,657,088
†Incyte	61,800	6,702,210
†Regeneron Pharmaceuticals	16,100	8,740,207
†Vertex Pharmaceuticals	62,900	7,914,707

		79,803,116

Capital Markets–2.32%
BlackRock	6,600	2,247,432
Morgan Stanley	284,500	9,049,945
State Street	79,700	5,288,892
TD Ameritrade Holding	122,400	4,248,504

		20,834,773

Chemicals–0.59%
Ashland	51,500	5,289,050

		5,289,050

Communications Equipment–0.40%
†Palo Alto Networks	20,500	3,610,870

		3,610,870

Construction Materials–0.43%
Martin Marietta Materials	28,400	3,878,872

		3,878,872

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Diversified Financial Services–0.98%
Intercontinental Exchange	34,500	$8,840,970

		8,840,970

Food & Staples Retailing–2.14%
Costco Wholesale	17,000	2,745,500
CVS Health	65,300	6,384,381
Walgreens Boots Alliance	118,300	10,073,837

		19,203,718

Health Care Equipment & Supplies–1.45%
†Intuitive Surgical	23,800	12,998,608

		12,998,608

Health Care Providers & Services–5.21%
Anthem	73,300	10,220,952
Cigna	49,100	7,184,803
Humana	42,600	7,604,526
McKesson	55,700	10,985,711
UnitedHealth Group	92,100	10,834,644

		46,830,636

Hotels, Restaurants & Leisure–4.78%
†Chipotle Mexican Grill	12,800	6,142,080
Hilton Worldwide Holdings	178,600	3,822,040
Las Vegas Sands	79,400	3,480,896
Marriott International Class A	88,600	5,939,744
†MGM Resorts International	450,310	10,231,043
Royal Caribbean Cruises	60,500	6,123,205
Starbucks	119,800	7,191,594

		42,930,602

Industrial Conglomerates–3.88%
Danaher	270,040	25,081,315
Roper Technologies	51,400	9,755,206

		34,836,521

Internet & Catalog Retail–11.18%
†Amazon.com	95,300	64,412,317
†@=Flipkart Limited Series A	274	38,974
†@=Flipkart Limited Series C	482	68,560
†@=Flipkart Limited Series E	894	127,163
†@=Flipkart Limited Series G	4,035	573,938
†@=Flipkart Limited Series H	5,220	742,493
†@=Flipkart Limited Ordinary Shares	800	113,792
†Netflix	27,500	3,145,450
†Priceline Group	24,500	31,236,275

		100,458,962

Internet Software & Services–14.30%
†Akamai Technologies	81,400	4,284,082
†Alibaba Group Holding ADR	95,188	7,735,929
†Alphabet Class A	41,400	32,209,614
†Alphabet Class C	39,083	29,659,307
†@=Dropbox Class A	34,588	325,165

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Facebook Class A	248,300	$25,987,078
†LinkedIn Class A	38,800	8,733,104
Tencent Holdings	585,500	11,463,934
†VeriSign	91,900	8,028,384

		128,426,597

IT Services–6.65%
†Fiserv	69,700	6,374,762
MasterCard Class A	252,200	24,554,192
†PayPal Holdings	116,800	4,228,160
Visa Class A	317,300	24,606,615

		59,763,729

Life Sciences Tools & Services–0.33%
†Illumina	15,600	2,994,342

		2,994,342

Machinery–1.16%
Flowserve	95,596	4,022,680
Wabtec	89,600	6,372,352

		10,395,032

Media–1.54%
Disney (Walt)	131,500	13,818,020

		13,818,020

Pharmaceuticals–5.32%
†Allergan	88,811	27,753,437
Bristol-Myers Squibb	149,600	10,290,984
†Valeant Pharmaceuticals International	96,000	9,758,400

		47,802,821

Professional Services–0.11%
†IHS Class A	7,900	935,597
†@=Wework Companies	1,912	62,885

		998,482

Real Estate Investment Trusts–2.00%
American Tower	119,400	11,575,830
Crown Castle International	74,100	6,405,945

		17,981,775

Road & Rail–0.83%
Canadian Pacific Railway	58,700	7,490,120

		7,490,120

Semiconductors & Semiconductor Equipment–0.29%
ASML Holding New York Shares	29,100	2,583,207

		2,583,207

Software–6.00%
Microsoft	540,400	29,981,392
†Mobileye	129,800	5,487,944
†NetSuite	46,700	3,951,754
†salesforce.com	118,700	9,306,080

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†ServiceNow	60,100	$5,202,256

		53,929,426

Specialty Retail–5.08%
†AutoZone	13,500	10,015,785
†CarMax	104,400	5,634,468
Home Depot	33,200	4,390,700
Lowe’s	153,000	11,634,120
Ross Stores	112,300	6,042,863
Tractor Supply	92,400	7,900,200

		45,618,136

Technology Hardware, Storage & Peripherals–2.06%
Apple	175,600	18,483,656

		18,483,656

Textiles, Apparel & Luxury Goods–2.08%
Hanesbrands	295,600	8,699,508
NIKE Class B	159,200	9,950,000

		18,649,508

Wireless Telecommunication Services–0.10%
†T-Mobile U.S.	22,600	884,112

		884,112

Total Common Stock (Cost $669,871,970)		871,307,200

CONVERTIBLE PREFERRED STOCK–0.27%
@=Uber Technologies Series G	34,107	1,663,474
@=Xiaoju Kuaizhi (Didi)	26,379	806,577

Total Convertible Preferred Stock (Cost $2,386,949)		2,470,051

PREFERRED STOCK–0.36%
†@=Airbnb Series D	14,304	1,331,622
†@=Airbnb Series E	14,245	1,326,130
†@=Livingsocial Series F	14,245	—
†@=Wework Companies Series E	17,187	565,273

Total Preferred Stock (Cost $2,583,307)		3,223,025

MONEY MARKET FUND–2.51%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	22,562,953	22,562,953

Total Money Market Fund (Cost $22,562,953)		22,562,953

LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.13% (Cost $697,405,179)	$899,563,229
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(1,201,311)

NET ASSETS APPLICABLE TO 27,178,272 SHARES OUTSTANDING–100.00%	$898,361,918

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($624,230,949 / 18,785,417 Shares)	$33.230

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($274,130,969 / 8,392,855 Shares)	$32.662

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$690,004,378
Accumulated net investment loss	(242,996)
Accumulated net realized gain on investments	6,443,346
Net unrealized appreciation of investments	202,157,190

TOTAL NET ASSETS	$898,361,918

†	Non-income producing for the period.

«	Includes $880,911 payable for securities purchased, $650,645 payable for fund shares redeemed and $542,402 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $7,746,046, which represents 0.86% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $7,746,046, which represents 0.86% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$4,359,331
Foreign tax withheld	(5,298)

4,354,033

EXPENSES:
Management fees	4,303,293
Distribution fees-Service Class	565,480
Accounting and administration expenses	150,448
Professional fees	40,873
Reports and statements to shareholders	40,360
Custodian fees	19,070
Trustees’ fees and expenses	11,233
Pricing fees	3,543
Consulting fees	1,986
Other	3,469

Total operating expenses	5,139,755

NET INVESTMENT LOSS	(785,722)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	8,339,985
Foreign currencies	(9,279)
Foreign currency exchange contracts	4,158

Net realized gain	8,334,864

Net change in unrealized appreciation (depreciation) of:
Investments	47,737,640
Foreign currencies	746

Net change in unrealized appreciation (depreciation)	47,738,386

NET REALIZED AND UNREALIZED GAIN	56,073,250

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,287,528

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(785,722)	$(661,227)
Net realized gain	8,334,864	40,601,859
Net change in unrealized appreciation (depreciation)	47,738,386	(9,940,650)

Net increase in net assets resulting from operations	55,287,528	29,999,982

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
Standard Class	(19,222,835)	—
Service Class	(8,987,731)	—

	(28,210,566)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	444,367,614	45,866,619
Service Class	107,999,431	44,338,108
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,222,835	—
Service Class	8,987,731	—

	580,577,611	90,204,727

Cost of shares redeemed:
Standard Class	(56,071,840)	(31,410,277)
Service Class	(44,776,406)	(67,688,387)

	(100,848,246)	(99,098,664)

Increase (decrease) in net assets derived from capital share transactions	479,729,365	(8,893,937)

NET INCREASE IN NET ASSETS	506,806,327	21,106,045
NET ASSETS:
Beginning of year	391,555,591	370,449,546

End of year	$898,361,918	$391,555,591

Accumulated net investment loss	$(242,996)	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/15	12/31/14		12/31/13		12/31/12	12/31/11
Net asset value, beginning of period	$31.180	$28.681		$20.627		$17.435	$17.728

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.011)	(0.015)		(0.021)		0.041	(0.013)
Net realized and unrealized gain (loss)	3.294	2.514		8.075		3.151	(0.280)

Total from investment operations	3.283	2.499		8.054		3.192	(0.293)

Less dividends and distributions from:
Net realized gain	(1.233)	—		—		—	—

Total dividends and distributions	(1.233)	—		—		—	—

Net asset value, end of period	$33.230	$31.180		$28.681		$20.627	$17.435

Total return[2]	10.73%	8.71%		39.05%		18.31%	(1.65% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$624,231	$201,096		$170,906		$123,228	$75,280
Ratio of expenses to average net assets	0.71%	0.76%		0.78%		0.80%	0.79%
Ratio of net investment income (loss) to average net assets	(0.03% )	(0.05%	)	(0.09%	)	0.21%	(0.07% )
Portfolio turnover	35%	41%		39%		50%	44%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/15	12/31/14		12/31/13		12/31/12		12/31/11
Net asset value, beginning of period	$30.743	$28.351		$20.440		$17.320		$17.654

Income (loss) from investment operations:
Net investment loss[1]	(0.093)	(0.087)		(0.080)		(0.009)		(0.057)
Net realized and unrealized gain (loss)	3.245	2.479		7.991		3.129		(0.277)

Total from investment operations	3.152	2.392		7.911		3.120		(0.334)

Less dividends and distributions from:
Net realized gain	(1.233)	—		—		—		—

Total dividends and distributions	(1.233)	—		—		—		—

Net asset value, end of period	$32.662	$30.743		$28.351		$20.440		$17.320

Total return[2]	10.45%	8.44%		38.70%		18.01%		(1.89% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$274,131	$190,460		$199,544		$150,409		$90,496
Ratio of expenses to average net assets	0.96%	1.01%		1.03%		1.05%		1.04%
Ratio of net investment loss to average net assets	(0.28% )	(0.30%	)	(0.34%	)	(0.04%	)	(0.32% )
Portfolio turnover	35%	41%		39%		50%		44%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation– Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes– No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting– Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other– Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain from investments” on the Statement of Operations and totaled $4,175 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the average daily net assets of the Fund; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.

T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$25,707
Legal	7,210

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $30,602 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$484,805
Distribution fees payable to LFD	57,597

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is

LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2015, the Fund engaged in securities purchases of $199,440 and securities sales of $264,314.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$653,184,643
Sales	220,600,442

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$703,814,451

Aggregate unrealized appreciation	$214,562,296
Aggregate unrealized depreciation	(18,813,518)

Net unrealized appreciation	$195,748,778

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$14,675,885	$—	$—	$14,675,885
Air Freight & Logistics	4,693,185	—	—	4,693,185
Airlines	20,433,135	—	—	20,433,135
Auto Components	9,360,575	—	—	9,360,575
Automobiles	12,808,759	—	—	12,808,759
Biotechnology	79,803,116	—	—	79,803,116
Capital Markets	20,834,773	—	—	20,834,773
Chemicals	5,289,050	—	—	5,289,050
Communications Equipment	3,610,870	—	—	3,610,870
Construction Materials	3,878,872	—	—	3,878,872
Diversified Financial Services	8,840,970	—	—	8,840,970
Food & Staples Retailing	19,203,718	—	—	19,203,718
Health Care Equipment & Supplies	12,998,608	—	—	12,998,608
Health Care Providers & Services	46,830,636	—	—	46,830,636
Hotels, Restaurants & Leisure	42,930,602	—	—	42,930,602
Industrial Conglomerates	34,836,521	—	—	34,836,521
Internet & Catalog Retail	98,794,042	—	1,664,920	100,458,962
Internet Software & Services	116,637,498	11,463,934	325,165	128,426,597
IT Services	59,763,729	—	—	59,763,729
Life Sciences Tools & Services	2,994,342	—	—	2,994,342
Machinery	10,395,032	—	—	10,395,032
Media	13,818,020	—	—	13,818,020
Pharmaceuticals	47,802,821	—	—	47,802,821
Professional Services	935,597	—	62,885	998,482
Real Estate Investment Trusts	17,981,775	—	—	17,981,775
Road & Rail	7,490,120	—	—	7,490,120
Semiconductors & Semiconductor Equipment	2,583,207	—	—	2,583,207
Software	53,929,426	—	—	53,929,426
Specialty Retail	45,618,136	—	—	45,618,136
Technology Hardware, Storage & Peripherals	18,483,656	—	—	18,483,656
Textiles, Apparel & Luxury Goods	18,649,508	—	—	18,649,508
Wireless Telecommunication Services	884,112	—	—	884,112
Convertible Preferred Stock	—	—	2,470,051	2,470,051
Preferred Stock	—	—	3,223,025	3,223,025
Money Market Fund	22,562,953	—	—	22,562,953

Total	$880,353,249	$11,463,934	$7,746,046	$899,563,229

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the year ended December 31, 2014. The tax character of dividends and distributions paid during the year ended December 31, 2015 was as follows:

	Year Ended
	12/31/15	12/31/14
Long-term capital gains	$28,210,566	$—

LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$690,004,378
Undistributed long-term capital gains	12,609,622
Net unrealized appreciation	195,747,918

Net assets	$898,361,918

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
$542,726	$5,121	$(547,847)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	13,418,340	1,560,969
Service Class	3,292,545	1,540,682
Shares issued upon reinvestment of dividends and distributions:
Standard Class	607,721	—
Service Class	288,883	—

	17,607,489	3,101,651

Shares redeemed:
Standard Class	(1,690,258)	(1,070,132)
Service Class	(1,383,727)	(2,383,860)

	(3,073,985)	(3,453,992)

Net increase (decrease)	14,533,504	(352,341)

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts– The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange . contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$4,158	$—

Average Volume of Derivatives– The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$37,077	$42,948

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a small number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities. Illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Growth Stock Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Growth Stock Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Growth Stock Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP T. Rowe Price Growth Stock Fund–17

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP T. Rowe Price Growth Stock Fund–18

LVIP T. Rowe Price Growth Stock Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Fund overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one, three, five and ten year periods. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered that the subadvisory fee schedule, which contains breakpoints, for the Fund, compared against the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies and its standard advisory fee schedule for actively managed non-fund accounts using strategies similar to the Fund’s strategy and noted that the Fund’s subadvisory fees were within range of the comparable sub-advised fee schedules reviewed. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP T. Rowe Price Growth Stock Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP T. Rowe Price Growth Stock Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Adminis- tration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP T. Rowe Price Growth Stock Fund–22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 2.10% (Standard Class with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell Midcap® Growth Index*, returned (0.20%).

Performance

The portfolio outpaced the Russell Midcap® Growth Index for the year, posting a gain during a period when the benchmark ended slightly down. Overall, stock selection accounted for the majority of relative outperformance, while sector allocation partly offset that benefit. Health care, information technology, and financials were the leading contributors, and consumer staples detracted.

Market Environment

U.S. equities were mixed in 2015. The first half of the year saw continued gains, while economic turmoil in China led to a sharp drop-off in the latter half. As measured by the various Russell indexes, large-cap stocks held their value better than their mid- and small-cap counterparts, and within the mid-cap space, growth posted smaller losses than value. Within the benchmark, consumer staples led returns, followed by health care. Energy ended sharply down, and utilities and materials also posted losses.

Portfolio Review

Health care contributed most to relative outperformance, due to stock positioning and a strategic overweight. Synageva BioPharma and Thoratec both helped here, but are no longer held at December 31, 2015. A developer of enzyme replacement therapies for extremely rare diseases, Synageva BioPharma benefited from Alexion Pharmaceuticals’ announcement that it would acquire the company with an eye toward expanding its drug pipeline.

In information technology, our stock holdings also outperformed their benchmark peers, most notably Verisign and Vantiv. Verisign, which manages the .com and .net domain name registry and provides various online security services, benefited from strong results driven in large part by increased demand in China. A credit and debit card processing provider, Vantiv beat sales and earnings estimates this past quarter, and we also believe that the company stands to benefit from helping card issuers comply with the new requirements for chip-and-PIN card systems in the U.S.

Financials was another area of relative strength, owing to stock selection. E*TRADE Financial provided a boost here, as this online brokerage received regulatory approval to put its excess capital reserves to work. The firm chose to pay down debt, and we believe it will continue to benefit from more flexible use of its funds.

Consumer staples hurt relative results, as our stock holdings ended slightly down in a quarter when consumer staples led the benchmark. Among our detrimental positions were The Fresh Market and Monster Beverage. The Fresh Market struggled amid strong competition from more established players within the organic grocery space. By contrast, Monster shares benefited from the company’s lucrative deal with The Coca-Cola Company, and so our limited allocation to the company proved disadvantageous.

Outlook

We anticipate that the U.S. economy should benefit from stable growth, driven by labor market strength, low inflation, and reduced fiscal headwinds. On balance, the environment for growth stocks has the potential to remain favorable in 2016, though market volatility is likely to increase. We believe that interest rates may rise but will stay low, and the drop in energy costs could boost spending power for most consumers. Our strategy remains focused on growth companies with the ability to grow revenues and earnings regardless of the macroeconomic conditions, and we believe that the market will continue to reward our bottom-up, fundamentals-based approach.

Donald J. Peters

Donald J. Easley

T. Rowe Price Associates, Inc.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Growth of $10,000 invested 12/31/05 through 12/31/15

This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,911. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $21,914. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15
Standard Class Shares
One Year	+ 2.10%
Five Years	+ 11.42%
Ten Years	+ 8.64%
Service Class Shares
One Year	+ 1.85%
Five Years	+ 11.14%
Ten Years	+ 8.37%

*	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*
Actual
Standard Class Shares	$1,000.00	$962.60	0.75%	$3.71
Service Class Shares	1,000.00	961.30	1.00%	4.94
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.42	0.75%	$3.82
Service Class Shares	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets
Common Stock	99.46%
Aerospace & Defense	1.38%
Air Freight & Logistics	0.43%
Airlines	2.35%
Auto Components	1.12%
Automobiles	0.64%
Banks	0.79%
Beverages	1.88%
Biotechnology	4.26%
Building Products	1.01%
Capital Markets	2.28%
Chemicals	3.73%
Commercial Services & Supplies	1.60%
Communications Equipment	0.90%
Construction Materials	0.73%
Containers & Packaging	1.12%
Diversified Consumer Services	0.48%
Diversified Financial Services	2.47%
Electrical Equipment	1.36%
Electronic Equipment, Instruments & Components	1.64%
Energy Equipment & Services	0.10%
Food & Staples Retailing	1.11%
Food Products	2.54%
Gas Utilities	0.33%
Health Care Equipment & Supplies	2.59%
Health Care Providers & Services	3.22%
Health Care Technology	1.05%
Hotels, Restaurants & Leisure	3.78%
Household Durables	0.99%
Household Products	0.53%
Industrial Conglomerates	0.55%
Insurance	1.47%
Internet & Catalog Retail	1.20%
Internet Software & Services	2.92%
IT Services	5.66%
Leisure Products	0.45%
Life Sciences Tools & Services	1.50%
Machinery	3.59%
Marine	0.18%
Media	0.89%
Metals & Mining	0.61%

Security Type/Sector	Percentage of Net Assets
Multiline Retail	1.82%
Multi-Utilities	0.26%
Oil, Gas & Consumable Fuels	1.54%
Pharmaceuticals	2.42%
Professional Services	3.55%
Real Estate Investment Trusts	2.15%
Real Estate Management & Development	0.39%
Road & Rail	1.50%
Semiconductors & Semiconductor Equipment	2.76%
Software	5.83%
Specialty Retail	7.03%
Technology Hardware, Storage & Peripherals	0.59%
Textiles, Apparel & Luxury Goods	2.35%
Trading Companies & Distributors	0.42%
Wireless Telecommunication Services	1.42%
Preferred Stock	0.46%
Money Market Fund	0.20%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Hanesbrands	1.06%
SBA Communications Class A	1.04%
Crown Castle International	0.97%
Dollar General	0.94%
AutoZone	0.94%
Ross Stores	0.93%
CarMax	0.90%
Intuitive Surgical	0.80%
Zoetis	0.79%
Southwest Airlines	0.78%
Total	9.15%

IT–Information Technology

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.46%
Aerospace & Defense–1.38%
†DigitalGlobe	52,700	$825,282
Rockwell Collins	20,200	1,864,460
Textron	71,200	2,991,112
†TransDigm Group	14,600	3,335,370

		9,016,224

Air Freight & Logistics–0.43%
Expeditors International of Washington	35,500	1,601,050
Robinson (C.H.) Worldwide	19,400	1,203,188

		2,804,238

Airlines–2.35%
Alaska Air Group	37,100	2,986,921
Allegiant Travel	5,500	923,065
Copa Holdings Class A	18,000	868,680
Southwest Airlines	119,000	5,124,140
†Spirit Airlines	25,300	1,008,205
†United Continental Holdings	78,200	4,480,860

		15,391,871

Auto Components–1.12%
BorgWarner	69,000	2,982,870
Delphi Automotive	13,700	1,174,501
Gentex	61,400	983,014
†Mobileye	52,500	2,219,700

		7,360,085

Automobiles–0.64%
†Ferrari	28,080	1,347,840
Harley-Davidson	18,900	857,871
†Tesla Motors	8,400	2,016,084

		4,221,795

Banks–0.79%
BankUnited	51,100	1,842,666
Fifth Third Bancorp	65,000	1,306,500
†SVB Financial Group	17,100	2,033,190

		5,182,356

Beverages–1.88%
Brown-Forman Class B	29,162	2,895,203
Constellation Brands Class A	28,900	4,116,516
Dr Pepper Snapple Group	20,000	1,864,000
†Monster Beverage	22,900	3,411,184

		12,286,903

Biotechnology–4.26%
†ACADIA Pharmaceuticals	38,600	1,376,090
†Agios Pharmaceuticals	5,600	363,552
†Alkermes	58,600	4,651,668
†Alnylam Pharmaceuticals	15,400	1,449,756
Baxalta	65,300	2,548,659
†BioMarin Pharmaceutical	42,000	4,399,920

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Biotechnology (continued)
†Bluebird Bio	9,300	$597,246
†Clovis Oncology	5,800	203,000
†Incyte	44,700	4,847,715
†Intercept Pharmaceuticals	5,500	821,425
†Ironwood Pharmaceuticals	38,100	441,579
†Neurocrine Biosciences	11,400	644,898
†Puma Biotechnology	8,200	642,880
†Seattle Genetics	25,800	1,157,904
†Ultragenyx Pharmaceutical	7,300	818,914
†United Therapeutics	10,000	1,566,100
†Vertex Pharmaceuticals	11,200	1,409,296

		27,940,602

Building Products–1.01%
Allegion	53,900	3,553,088
†Armstrong World Industries	18,100	827,713
Fortune Brands Home & Security	40,500	2,247,750

		6,628,551

Capital Markets–2.28%
†E*TRADE Financial	79,700	2,362,308
Financial Engines	39,900	1,343,433
Invesco	28,300	947,484
Lazard Class A	65,500	2,948,155
LPL Financial Holdings	28,500	1,215,525
Northern Trust	23,100	1,665,279
TD Ameritrade Holding	90,900	3,155,139
WisdomTree Investments	83,800	1,313,984

		14,951,307

Chemicals–3.73%
Air Products & Chemicals	17,100	2,224,881
Ashland	27,100	2,783,170
Celanese Class A	54,400	3,662,752
CF Industries Holdings	47,600	1,942,556
NewMarket	3,200	1,218,336
PolyOne	29,700	943,272
RPM International	79,000	3,480,740
Sherwin-Williams	16,600	4,309,360
Valspar	46,900	3,890,355

		24,455,422

Commercial Services & Supplies–1.60%
†Copart	34,800	1,322,748
KAR Auction Services	64,500	2,388,435
Ritchie Bros Auctioneers	78,800	1,899,868
Rollins	86,800	2,248,120
†Stericycle	11,400	1,374,840
Waste Connections	22,250	1,253,120

		10,487,131

Communications Equipment–0.90%
†F5 Networks	11,700	1,134,432

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Communications Equipment (continued)
Motorola Solutions	16,400	$1,122,580
†Palo Alto Networks	20,500	3,610,870

		5,867,882

Construction Materials–0.73%
Eagle Materials	18,800	1,136,084
Vulcan Materials	38,200	3,627,854

		4,763,938

Containers & Packaging–1.12%
Ball	63,700	4,632,901
Sealed Air	60,600	2,702,760

		7,335,661

Diversified Consumer Services–0.48%
Service Corp International	87,200	2,268,944
Sotheby’s	35,100	904,176

		3,173,120

Diversified Financial Services–2.47%
CBOE Holdings	50,700	3,290,430
Intercontinental Exchange	16,800	4,305,168
McGraw Hill Financial	35,900	3,539,022
Moody’s	30,300	3,040,302
MSCI Class A	27,800	2,005,214

		16,180,136

Electrical Equipment–1.36%
AMETEK	36,825	1,973,452
†Generac Holdings	38,800	1,155,076
Hubbell	14,200	1,434,768
†Sensata Technologies Holding	94,500	4,352,670

		8,915,966

Electronic Equipment, Instruments & Components–1.64%
Amphenol Class A	90,000	4,700,700
Cognex	29,000	979,330
FEI	15,100	1,204,829
†IPG Photonics	22,000	1,961,520
†Keysight Technologies	23,150	655,840
†Trimble Navigation	57,800	1,239,810

		10,742,029

Energy Equipment & Services–0.10%
Oceaneering International	17,600	660,352

		660,352

Food & Staples Retailing–1.11%
†Fresh Market	24,700	578,474
PriceSmart	14,600	1,211,654
†Rite Aid	359,100	2,815,344
†Sprouts Farmers Market	51,300	1,364,067
Whole Foods Market	38,000	1,273,000

		7,242,539

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Food Products–2.54%
†Blue Buffalo Pet Products	54,700	$1,023,437
Flowers Foods	82,750	1,778,298
†Hain Celestial Group	41,200	1,664,068
Hershey	41,000	3,660,070
JM Smucker	10,500	1,295,070
McCormick	36,100	3,088,716
Mead Johnson Nutrition	52,500	4,144,875

		16,654,534

Gas Utilities–0.33%
Atmos Energy	34,000	2,143,360

		2,143,360

Health Care Equipment & Supplies–2.59%
†Align Technology	22,200	1,461,870
DENTSPLY International	31,200	1,898,520
†IDEXX Laboratories	42,500	3,099,100
†Intuitive Surgical	9,600	5,243,136
†Sirona Dental Systems	19,300	2,114,701
Teleflex	15,700	2,063,765
West Pharmaceutical Services	18,000	1,083,960

		16,965,052

Health Care Providers & Services–3.22%
AmerisourceBergen	45,200	4,687,692
†Centene	32,100	2,112,501
†DaVita HealthCare Partners	28,400	1,979,764
†Envision Healthcare Holdings	58,300	1,514,051
†Henry Schein	19,100	3,021,429
Humana	11,800	2,106,418
†MEDNAX	26,000	1,863,160
†Team Health Holdings	19,600	860,244
Universal Health Services Class B	11,300	1,350,237
†WellCare Health Plans	20,700	1,618,947

		21,114,443

Health Care Technology–1.05%
†athenahealth	8,600	1,384,342
†Cerner	34,600	2,081,882
†Medidata Solutions	25,700	1,266,753
†Veeva Systems Class A	73,700	2,126,245

		6,859,222

Hotels, Restaurants & Leisure–3.78%
Bloomin’ Brands	58,400	986,376
Brinker International	29,100	1,395,345
†Chipotle Mexican Grill	6,300	3,023,055
Choice Hotels International	41,900	2,112,179
Extended Stay America	74,100	1,178,190
Marriott International Class A	42,657	2,859,725
†MGM Resorts International	121,000	2,749,120
†Norwegian Cruise Line Holdings	33,100	1,939,660
†Panera Bread Class A	6,200	1,207,636

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Papa John’s International	20,500	$1,145,335
Royal Caribbean Cruises	20,000	2,024,200
Starwood Hotels & Resorts Worldwide	46,300	3,207,664
Wynn Resorts	14,000	968,660

		24,797,145

Household Durables–0.99%
Harman International Industries	12,700	1,196,467
Newell Rubbermaid	59,100	2,605,128
PulteGroup	69,200	1,233,144
†Toll Brothers	43,900	1,461,870

		6,496,609

Household Products–0.53%
Church & Dwight	26,200	2,223,856
Clorox	10,100	1,280,983

		3,504,839

Industrial Conglomerates–0.55%
Roper Technologies	19,100	3,624,989

		3,624,989

Insurance–1.47%
Aon	45,200	4,167,892
FNF Group	103,400	3,584,878
Progressive	58,800	1,869,840

		9,622,610

Internet & Catalog Retail–1.20%
†Ctrip.com International ADR	48,600	2,251,638
†Liberty Interactive Class A	47,500	1,297,700
†TripAdvisor	15,600	1,329,900
†Vipshop Holdings ADR	114,100	1,742,307
†Wayfair Class A	26,330	1,253,835

		7,875,380

Internet Software & Services–2.92%
†Akamai Technologies	57,600	3,031,488
†CoStar Group	12,700	2,624,963
†@=Dropbox	7,607	71,514
†@=Dropbox Class A	27,601	259,480
†LinkedIn Class A	20,500	4,614,140
†Match Group	25,600	346,880
MercadoLibre	10,900	1,246,306
†Pandora Media	40,100	537,741
†Twitter	50,200	1,161,628
†VeriSign	42,400	3,704,064
†Zillow Group	20,700	539,028
†Zillow Group Class C	41,400	972,072

		19,109,304

IT Services–5.66%
†Alliance Data Systems	12,800	3,540,096

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
IT Services (continued)
†Black Knight Financial Services Class A	66,400	$2,195,184
†CoreLogic	73,500	2,488,710
†EPAM Systems	15,800	1,242,196
Fidelity National Information Services	66,800	4,048,080
†Fiserv	51,500	4,710,190
†@=Flipkart Limited Series G	5,529	786,445
†Gartner	39,200	3,555,440
†Genpact	53,200	1,328,936
Global Payments	40,900	2,638,459
Paychex	30,600	1,618,434
Sabre	90,300	2,525,691
†@=Tanium	78,215	1,164,848
†Vantiv Class A	80,400	3,812,568
†WEX	15,900	1,405,560

		37,060,837

Leisure Products–0.45%
Mattel	59,600	1,619,332
Polaris Industries	15,700	1,349,415

		2,968,747

Life Sciences Tools & Services–1.50%
Agilent Technologies	54,200	2,266,102
†Bruker	51,800	1,257,186
†Illumina	7,000	1,343,615
†Mettler-Toledo International	9,700	3,289,561
†Quintiles Transnational Holdings	24,000	1,647,840

		9,804,304

Machinery–3.59%
CLARCOR	21,900	1,087,992
†Colfax	33,500	782,225
Donaldson	69,400	1,989,004
Flowserve	50,300	2,116,624
Graco	43,700	3,149,459
IDEX	25,825	1,978,453
†Middleby	16,700	1,801,429
Nordson	18,600	1,193,190
PACCAR	17,200	815,280
Snap-on	13,900	2,382,877
Valmont Industries	9,300	985,986
†WABCO Holdings	12,100	1,237,346
Wabtec	36,500	2,595,880
Xylem	37,600	1,372,400

		23,488,145

Marine–0.18%
†Kirby	22,400	1,178,688

		1,178,688

Media–0.89%
†Discovery Communications Class C	36,800	928,096

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Media (continued)
Interpublic Group	80,600	$1,876,368
†Markit	55,000	1,659,350
Omnicom Group	18,100	1,369,446

		5,833,260

Metals & Mining–0.61%
Carpenter Technology	16,800	508,536
Compass Minerals International	14,800	1,113,996
Silver Wheaton	97,300	1,208,466
†Stillwater Mining	133,100	1,140,667

		3,971,665

Multiline Retail–1.82%
†Burlington Stores	67,200	2,882,880
Dollar General	85,800	6,166,446
†Dollar Tree	37,600	2,903,472

		11,952,798

Multi-Utilities–0.26%
NiSource	85,700	1,672,007

		1,672,007

Oil, Gas & Consumable Fuels–1.54%
Cabot Oil & Gas	54,000	955,260
Cimarex Energy	11,700	1,045,746
Columbia Pipeline Group	50,900	1,018,000
†Concho Resources	12,600	1,170,036
†Continental Resources	16,000	367,680
†Diamondback Energy	16,400	1,097,160
EQT	16,800	875,784
Pioneer Natural Resources	9,000	1,128,420
Range Resources	34,400	846,584
Tesoro	15,100	1,591,087

		10,095,757

Pharmaceuticals–2.42%
†Akorn	37,000	1,380,470
†Catalent	109,662	2,744,840
†Endo International	37,800	2,314,116
†Horizon Pharma	30,900	669,603
†Jazz Pharmaceuticals	10,800	1,518,048
†Mallinckrodt	13,500	1,007,505
†Pacira Pharmaceuticals	13,600	1,044,344
Zoetis	107,400	5,146,608

		15,825,534

Professional Services–3.55%
Equifax	32,000	3,563,840
†IHS Class A	30,100	3,564,743
ManpowerGroup	24,100	2,031,389
Nielsen Holdings	32,400	1,509,840
Robert Half International	27,300	1,286,922
Towers Watson Class A	20,200	2,594,892
†TransUnion	50,200	1,384,014

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Professional Services (continued)
†Verisk Analytics Class A	66,400	$5,104,832
†@=Wework Companies	17,146	563,925
†@=Wework Companies Series D1	27,915	918,112
†@=Wework Companies Series D2	21,933	721,367

		23,243,876

Real Estate Investment Trusts–2.15%
American Campus Communities	28,700	1,186,458
Crown Castle International	73,800	6,380,010
Equinix	7,488	2,264,371
Federal Realty Investment Trust	13,600	1,986,960
Iron Mountain	37,600	1,015,576
Taubman Centers	16,300	1,250,536

		14,083,911

Real Estate Management & Development–0.39%
Jones Lang LaSalle	15,800	2,525,788

		2,525,788

Road & Rail–1.50%
†Avis Budget Group	36,000	1,306,440
†Genesee & Wyoming	30,300	1,626,807
†Hertz Global Holdings	31,900	453,937
Hunt (J.B.) Transport Services	27,100	1,988,056
Kansas City Southern	26,400	1,971,288
Landstar System	16,100	944,265
†Old Dominion Freight Line	26,100	1,541,727

		9,832,520

Semiconductors & Semiconductor Equipment–2.76%
ARM Holdings ADR	71,100	3,216,564
†Integrated Device Technology	30,800	811,580
KLA-Tencor	43,100	2,988,985
Linear Technology	60,200	2,556,694
Microchip Technology	38,500	1,791,790
†Microsemi	36,700	1,196,053
Skyworks Solutions	43,400	3,334,422
Xilinx	47,000	2,207,590

		18,103,678

Software–5.83%
†ANSYS	12,800	1,184,000
†Atlassian	29,011	872,651
†@=Atlassian Class A	60,420	1,726,562
†Autodesk	20,600	1,255,158
†Check Point Software Technologies	13,400	1,090,492
†Electronic Arts	37,500	2,577,000
FactSet Research Systems	6,750	1,097,347
†Fortinet	61,400	1,913,838
†Guidewire Software	32,700	1,967,232
Intuit	43,700	4,217,050
†NetSuite	35,100	2,970,162
†Qlik Technologies	38,900	1,231,574

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

Number of Shares		Value (U.S. $)

COMMON STOCK (continued)
Software (continued)
†Red Hat	61,100	$5,059,691
†ServiceNow	51,700	4,475,152
†Splunk	39,900	2,346,519
SS&C Technologies Holdings	25,700	1,754,539
†Workday Class A	31,105	2,478,446

		38,217,413

Specialty Retail–7.03%
†AutoZone	8,300	6,157,853
†CarMax	108,900	5,877,333
Dick’s Sporting Goods	30,100	1,064,035
†Five Below	28,700	921,270
L Brands	43,600	4,177,752
†Michaels	94,000	2,078,340
†O’Reilly Automotive	17,800	4,510,876
†Restoration Hardware Holdings	15,400	1,223,530
Ross Stores	112,600	6,059,006
Signet Jewelers	23,400	2,894,346
Tiffany	41,300	3,150,777
Tractor Supply	47,900	4,095,450
†Ulta Salon Cosmetics & Fragrance	9,600	1,776,000
Williams-Sonoma	35,800	2,091,078

		46,077,646

Technology Hardware, Storage & Peripherals–0.59%
†Pure Storage Class A	57,100	889,047
SanDisk	39,000	2,963,610

		3,852,657

Textiles, Apparel & Luxury Goods–2.35%
Coach	53,400	1,747,782
†Fossil Group	13,300	486,248
Hanesbrands	235,600	6,933,708
†Kate Spade	114,700	2,038,219
†lululemon athletica	17,300	907,731
PVH	36,600	2,695,590
Wolverine World Wide	37,100	619,941

		15,429,219

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Trading Companies & Distributors–0.42%
Fastenal	26,400	$1,077,648
Grainger (W.W.)	8,200	1,661,238

		2,738,886

Wireless Telecommunication Services–1.42%
†SBA Communications Class A	65,000	6,829,550
†T-Mobile U.S.	62,800	2,456,736

		9,286,286

Total Common Stock (Cost $482,863,099)		651,619,217

PREFERRED STOCK–0.46%
†@=Airbnb Series D	18,795	1,749,709
†@=Airbnb Series E	2,425	225,754
†@=Dropbox Series A	9,449	88,831
†@=Dropbox Series A-1	46,402	436,230
†@=Wework Companies Series E	16,055	528,042

Total Preferred Stock (Cost $2,024,399)		3,028,566

MONEY MARKET FUND–0.20%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,336,422	1,336,422

Total Money Market Fund (Cost $1,336,422)		1,336,422

TOTAL VALUE OF SECURITIES–100.12% (Cost $486,223,920)	655,984,205
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(805,509)

NET ASSETS APPLICABLE TO 31,261,799 SHARES OUTSTANDING–100.00%	$655,178,696

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Net Assets (continued)

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($519,708,439 / 24,634,210 Shares)	$21.097

NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($135,470,257 / 6,627,589 Shares)	$20.440

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$454,873,815
Distributions in excess of net investment income	(124,292)
Accumulated net realized gain on investments	30,668,888
Net unrealized appreciation of investments	169,760,285

Total net assets	$655,178,696

†	Non-income producing for the period.

«	Includes $654,184 payable for securities purchased, $346,554 payable for fund shares redeemed, and $416,009 due to manager and affiliates as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $9,240,819, which represents 1.41% of the Fund’s net assets. See Note 7 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $9,240,819, which represents 1.41% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$5,148,403
Foreign tax withheld	(12,194)

5,136,209

EXPENSES:
Management fees	4,179,343
Distribution fees-Service Class	320,865
Accounting and administration expenses	141,257
Reports and statements to shareholders	71,280
Professional fees	39,902
Trustees’ fees and expenses	13,276
Custodian fees	8,177
Pricing fees	5,292
Consulting fees	2,089
Other	7,039

Total operating expenses	4,788,520

NET INVESTMENT INCOME	347,689

NET REALIZED AND UNREALIZED GAIN:
Net realized gain from:
Investments	35,197,799
Foreign currencies	7

Net realized gain	35,197,806

Net change in unrealized appreciation
(depreciation) of investments	(24,675,976)

NET REALIZED AND UNREALIZED GAIN	10,521,830

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,869,519

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$347,689	$483,070
Net realized gain	35,197,806	47,219,406
Net change in unrealized appreciation (depreciation)	(24,675,976)	8,858,728

Net increase in net assets resulting from operations	10,869,519	56,561,204

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(677,622)	(987,787)
Net realized gain:
Standard Class	(31,774,604)	(22,273,177)
Service Class	(8,331,897)	(5,984,882)

	(40,784,123)	(29,245,846)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	134,157,693	61,088,764
Service Class	49,548,910	22,844,689
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	32,452,226	23,260,964
Service Class	8,331,897	5,984,882

	224,490,726	113,179,299

Cost of shares redeemed:
Standard Class	(54,080,527)	(57,198,396)
Service Class	(27,920,749)	(25,450,363)

	(82,001,276)	(82,648,759)

Increase in net assets derived from capital share transactions	142,489,450	30,530,540

NET INCREASE IN NET ASSETS	112,574,846	57,845,898
NET ASSETS:
Beginning of year	542,603,850	484,757,952

End of year	$655,178,696	$542,603,850

Distributions in excess of net investment income	$(124,292)	$(161,955)

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$22.079	$20.943	$15.688	$13.872	$14.430

Income (loss) from investment operations:
Net investment income (loss)[1]	0.025	0.032	(0.003)	0.073	0.003
Net realized and unrealized gain (loss)	0.420	2.346	5.453	2.186	(0.561)

Total from investment operations	0.445	2.378	5.450	2.259	(0.558)

Less dividends and distributions from:
Net investment income	(0.028)	(0.052)	—	—	—
Net realized gain	(1.399)	(1.190)	(0.195)	(0.443)	—

Total dividends and distributions	(1.427)	(1.242)	(0.195)	(0.443)	—

Net asset value, end of period	$21.097	$22.079	$20.943	$15.688	$13.872

Total return[2]	2.10%	11.59%	34.80%	16.30%	(3.87% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$519,709	$430,439	$381,529	$206,358	$190,209
Ratio of expenses to average net assets	0.75%	0.76%	0.79%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	0.11%	0.15%	(0.02% )	0.47%	0.02%
Portfolio turnover	26%	34%	30%	31%	44%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$21.461	$20.394	$15.319	$13.588	$14.170

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.030)	(0.021)	(0.048)	0.034	(0.033)
Net realized and unrealized gain (loss)	0.408	2.278	5.318	2.140	(0.549)

Total from investment operations	0.378	2.257	5.270	2.174	(0.582)

Less dividends and distributions from:
Net realized gain	(1.399)	(1.190)	(0.195)	(0.443)	—

Total dividend and distributions	(1.399)	(1.190)	(0.195)	(0.443)	—

Net asset value, end of period	$20.440	$21.461	$20.394	$15.319	$13.588

Total return[2]	1.85%	11.30%	34.46%	16.02%	(4.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,470	$112,165	$103,229	$91,185	$69,086
Ratio of expenses to average net assets	1.00%	1.01%	1.04%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	(0.14% )	(0.10% )	(0.27% )	0.22%	(0.23% )
Portfolio turnover	26%	34%	30%	31%	44%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to maximize the value of your shares (capital appreciation).

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in the foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain/loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $130 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.70% of the next $200 million; and 0.65% of the average daily net assets of the Fund in excess of $400 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$25,263
Legal	7,057

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $60,625 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$387,218
Distribution fees payable to LFD	28,791

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$258,740,672
Sales	156,665,269

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$487,628,717

Aggregate unrealized appreciation	$194,042,835
Aggregate unrealized depreciation	(25,687,347)

Net unrealized appreciation	$168,355,488

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2–other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments)

(e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 3	Total
Common Stock
Aerospace & Defense	$9,016,224	$—	$9,016,224
Air Freight & Logistics	2,804,238	—	2,804,238
Airlines	15,391,871	—	15,391,871
Auto Components	7,360,085	—	7,360,085
Automobiles	4,221,795	—	4,221,795
Banks	5,182,356	—	5,182,356
Beverages	12,286,903	—	12,286,903
Biotechnology	27,940,602	—	27,940,602
Building Products	6,628,551	—	6,628,551
Capital Markets	14,951,307	—	14,951,307
Chemicals	24,455,422	—	24,455,422
Commercial Services & Supplies	10,487,131	—	10,487,131
Communications Equipment	5,867,882	—	5,867,882
Construction Materials	4,763,938	—	4,763,938
Containers & Packaging	7,335,661	—	7,335,661

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

	Level 1	Level 3	Total
Diversified Consumer Services	$3,173,120	$—	$3,173,120
Diversified Financial Services	16,180,136	—	16,180,136
Electrical Equipment	8,915,966	—	8,915,966
Electronic Equipment, Instruments & Components	10,742,029	—	10,742,029
Energy Equipment & Services	660,352	—	660,352
Food & Staples Retailing	7,242,539	—	7,242,539
Food Products	16,654,534	—	16,654,534
Gas Utilities	2,143,360	—	2,143,360
Health Care Equipment & Supplies	16,965,052	—	16,965,052
Health Care Providers & Services	21,114,443	—	21,114,443
Health Care Technology	6,859,222	—	6,859,222
Hotels, Restaurants & Leisure	24,797,145	—	24,797,145
Household Durables	6,496,609	—	6,496,609
Household Products	3,504,839	—	3,504,839
Industrial Conglomerates	3,624,989	—	3,624,989
Insurance	9,622,610	—	9,622,610
Internet & Catalog Retail	7,875,380	—	7,875,380
Internet Software & Services	18,778,310	330,994	19,109,304
IT Services	35,109,544	1,951,293	37,060,837
Leisure Products	2,968,747	—	2,968,747
Life Sciences Tools & Services	9,804,304	—	9,804,304
Machinery	23,488,145	—	23,488,145
Marine	1,178,688	—	1,178,688
Media	5,833,260	—	5,833,260
Metals & Mining	3,971,665	—	3,971,665
Multiline Retail	11,952,798	—	11,952,798
Multi-Utilities	1,672,007	—	1,672,007
Oil, Gas & Consumable Fuels	10,095,757	—	10,095,757
Pharmaceuticals	15,825,534	—	15,825,534
Professional Services	21,040,472	2,203,404	23,243,876
Real Estate Investment Trusts	14,083,911	—	14,083,911
Real Estate Management & Development	2,525,788	—	2,525,788
Road & Rail	9,832,520	—	9,832,520
Semiconductors & Semiconductor Equipment	18,103,678	—	18,103,678
Software	36,490,851	1,726,562	38,217,413
Specialty Retail	46,077,646	—	46,077,646
Technology Hardware, Storage & Peripherals	3,852,657	—	3,852,657
Textiles, Apparel & Luxury Goods	15,429,219	—	15,429,219
Trading Companies & Distributors	2,738,886	—	2,738,886
Wireless Telecommunication Services	9,286,286	—	9,286,286
Preferred Stock	—	3,028,566	3,028,566
Money Market Fund	1,336,422	—	1,336,422

Total	$646,743,386	$9,240,819	$655,984,205

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Preferred Stock	Common Stock	Total
Balance as of 12/31/14	$1,832,022	$3,224,945	$5,056,967
Purchases	753,797	2,328,322	3,082,119
Sales	—	(966,720)	(966,720)
Net change in unrealized appreciation (depreciation)	442,747	1,625,706	2,068,453

Balance as of 12/31/15	$3,028,566	$6,212,253	$9,240,819

Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/15	$442,747	$1,625,706	$2,068,453

Sensitivity Analysis:

Valuation: U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at fair value using independent pricing sources under the policies approved by the Board. The Pricing Committee is the committee formed by the advisor to develop pricing policies and procedures and to provide oversight of the pricing function for the Fund.

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker-dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

We did not present a table including the quantitative information about significant unobservable inputs used in Level 3 fair value measurements as all unobservable Level 3 measurements were provided by third parties as of December 31, 2015.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary Income	$4,348,480	$10,255,677
Long-term capital gains	36,435,643	18,990,169

Total	$40,784,123	$29,245,846

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$454,873,815
Undistributed ordinary income	393,538
Undistributed long-term capital gains	31,555,855
Net unrealized appreciation	168,355,488

Net assets	$655,178,696

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, partnership income and tax treatment of unrealized gain on passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gain (loss) on foreign currency transactions, redesignation of dividends and distributions, passive foreign investment companies, partnership income, and return of capital on investments. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
$367,596	$(367,596)

6 Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	5,977,427	2,840,150
Service Class	2,261,098	1,092,933
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,549,191	1,080,306
Service Class	410,811	286,457

	10,198,527	5,299,846

Shares redeemed:
Standard Class	(2,387,826)	(2,642,407)
Service Class	(1,270,665)	(1,214,820)

	(3,658,491)	(3,857,227)

Net increase	6,540,036	1,442,619

7. Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to LIAC the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Notes to Financial Statements (continued)

7. Market Risk (continued)

are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities. Illiquid securities are identified on the Statement of Net Assets.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

We have audited the accompanying statement of net assets of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
89.34%	10.66%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreement

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board noted that the investment management fees were below the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had agreed to waive a portion of the management fee on assets over $750 million through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“TRP”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by TRP under the subadvisory agreement. The Board reviewed the services provided by TRP, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of TRP. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Midcap® Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and ten year periods and above the median of the Morningstar peer group and below the benchmark index for the three and five year periods. The Board concluded that the services provided by TRP were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, for the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, compared against the fee rates charged to other sub-advised registered funds managed by TRP with similar investment strategies and noted that the Funds’ subadvisory fees were within range of the comparable sub-advised fee schedules reviewed. The Board considered that LIAC compensates TRP from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and TRP, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and TRP, an unaffiliated third party, and that LIAC compensates TRP from its fees. The Board reviewed materials provided by TRP as to any additional benefits it receives and noted TRP has the ability to obtain research with soft dollars that may or may not be used by the Fund and may be used for the benefit of other clients of TRP.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–26

LVIP Templeton Growth Managed Volatility Fund (formerly LVIP Templeton Growth RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Templeton Growth Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Templeton Growth Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

The Fund returned (8.02%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the MSCI World Index1 (net dividends) returned (0.87%).

Managed by:

The global economy expanded moderately during the 12 months under review. As measured by the MSCI World Index, stocks in global developed markets overall were nearly unchanged for the year amid some positive developments. Weighing on global stocks at times were worries about China’s slowing economy and tumbling stock market, declining commodity prices, geopolitical tensions in Russia and Turkey, and ongoing uncertainty over the U.S. Federal Reserve’s (Fed’s) timing for raising interest rates. Toward period-end, equity markets recovered somewhat after the Fed increased its federal funds target range after maintaining a near-zero rate for seven years, ending the uncertainty about a change in the U.S. monetary policy. During the year, oil prices declined sharply largely due to strong global supply, and gold and other commodity prices also fell. The U.S. dollar appreciated against most currencies during the period, which reduced returns of many foreign assets in U.S. dollar terms.

For the year, stock selection in Asia detracted from the Fund’s performance relative to the benchmark, particularly holdings in South Korea, Japan and China. Stock selection in the U.S. also hampered relative results. In Europe, holdings in the U.K., Italy and Switzerland hindered relative performance.

From a sector perspective, major detractors from relative performance included stock selection in consumer discretionary, industrials and telecommunication services. Within consumer discretionary, major detractors included multiline retailer Macy’s, branded apparel and accessories designer Michael Kors Holdings and media company Twenty-First Century Fox. In the industrials sector, Singapore-based industrial and commodity products supply chain company Noble Group and Japanese industrial conglomerate Toshiba hurt relative results. Diversified telecommunication services providers China Telecom and Telefonica (Spain) dampened relative results. Other notable detractors included specialty materials and components manufacturer Allegheny Technologies and natural gas and oil explorer and producer Chesapeake Energy.

The Fund’s lack of exposure to Australia, which underperformed the benchmark, and overweighting in Israel, which outperformed the benchmark, benefited the Fund’s relative performance. In Europe, stock selection in Germany and the Netherlands, as well as stock selection and an overweighting in Ireland, helped relative results.

From a sector perspective, an overweighting in health care contributed to the Fund’s relative performance, particularly pharmaceutical companies Allergan and Teva Pharmaceuticals (Israel). A lack of exposure to the underperforming utilities sector aided relative results. Other notable contributors included software company Microsoft, Japanese automobile manufacturer Nissan Motor, Irish construction materials company CRH and U.K. media company Sky. Suntory Beverage & Food, a Japanese food products and non-alcoholic beverage manufacturer, and Alphabet, the holding company for Google and YouTube, also supported relative performance.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Peter Nori, CFA

Cindy Sweeting, CFA

Heather Waddell, CFA

Templeton Investment Counsel, LLC

Managed by:

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017 providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Market NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations,

LVIP Templeton Growth Managed Volatility Fund–1

LVIP Templeton Growth Managed Volatility Fund

2015 Annual Report Commentary (continued)

calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The Fund invests predominantly in global large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015, a year which saw mixed U.S. equity market results and negative developed international equity results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Templeton Growth Managed Volatility Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,700. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $16,257. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Templeton Growth Managed Volatility Fund–2

LVIP Templeton Growth Managed Volatility Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 8.02%

Five Years	+ 4.89%

Ten Years	+ 3.93%

Service Class Shares

One Year	– 8.25%

Five Years	+ 4.63%

Inception (4/30/07)	+ 0.78%

1.

The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.
3.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities market through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The Barclays Capital U.S. Aggregate Bond index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

LVIP Templeton Growth Managed Volatility Fund–3

LVIP Templeton Growth Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transactional fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$ 906.60	0.74%	$3.56
Service Class Shares	1,000.00	905.50	0.99%	4.75

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.48	0.74%	$3.77
Service Class Shares	1,000.00	1,020.21	0.99%	5.04

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Templeton Growth Managed Volatility Fund–4

LVIP Templeton Growth Managed Volatility Fund

Security Type/Country and Sector Allocations

and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Security Type/Country	Percentage of Net Assets

Common Stock	87.60%

France	7.00%
Germany	5.90%
Hong Kong	4.10%
Ireland	1.06%
Israel	1.64%
Italy	1.57%
Japan	4.86%
Netherlands	3.80%
Norway	1.17%
Portugal	0.65%
Republic of Korea	3.38%
Russia	0.25%
Singapore	0.91%
Spain	0.79%
Sweden	0.53%
Switzerland	3.84%
Taiwan	0.26%
Thailand	0.51%
United Kingdom	13.01%
United States	32.37%

Money Market Fund	12.46%

Total Value of Securities	100.06%

Liabilities Net of Receivables and Other Assets	(0.06%)

Total Net Assets	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets

Aerospace & Defense	1.35%
Air Freight & Logistics	1.04%
Airlines	0.64%
Auto Components	1.61%
Automobiles	2.81%
Banks	10.55%
Beverages	1.01%
Biotechnology	2.82%
Building Products	0.79%
Capital Markets	1.74%
Chemicals	1.32%
Commercial Services & Supplies	0.11%
Communications Equipment	0.68%
Construction Materials	1.78%
Consumer Finance	1.14%

Sector	Percentage of Net Assets

Containers & Packaging	0.38%
Diversified Financial Services	1.87%
Diversified Telecommunication Services	2.78%
Electrical Equipment	0.67%
Electronic Equipment, Instruments & Components	0.51%
Energy Equipment & Services	3.54%
Food & Staples Retailing	2.79%
Health Care Equipment & Supplies	1.36%
Health Care Providers & Services	0.49%
Industrial Conglomerates	0.76%
Insurance	5.54%
Internet Software & Services	1.35%
Life Sciences Tools & Services	0.29%
Machinery	1.43%
Media	3.86%
Metals & Mining	1.21%
Multiline Retail	1.19%
Oil, Gas & Consumable Fuels	6.62%
Pharmaceuticals	10.42%
Semiconductors & Semiconductor Equipment	1.87%
Software	3.01%
Specialty Retail	1.18%
Technology Hardware, Storage & Peripherals	2.43%
Textiles, Apparel & Luxury Goods	0.53%
Trading Companies & Distributors	0.14%
Wireless Telecommunication Services	1.99%

Total	87.60%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Microsoft	2.15%
Samsung Electronics	1.85%
Allergan	1.72%
Teva Pharmaceutical Industries ADR	1.64%
JPMorgan Chase	1.56%
Citigroup	1.55%
Gilead Sciences	1.46%
HSBC Holdings	1.38%
Comcast Class A	1.37%
Amgen	1.35%

Total	16.03%

LVIP Templeton Growth Managed Volatility Fund–5

LVIP Templeton Growth Managed Volatility Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK–87.60%
France–7.00%
AXA	288,356	$7,878,554
BNP Paribas	194,720	11,016,231
Cie de Saint-Gobain	151,220	6,552,859
Cie Generale des Etablissements Michelin	76,640	7,294,458
Credit Agricole	431,710	5,087,099
Sanofi	90,366	7,700,796
Technip	90,860	4,518,285
TOTAL	187,120	8,388,465

		58,436,747

Germany–5.90%
Bayer	63,310	7,906,447
Deutsche Boerse	45,400	3,990,531
†Deutsche Lufthansa	340,640	5,365,196
HeidelbergCement	73,800	6,014,243
Infineon Technologies ADR	311,948	4,570,038
LANXESS	73,590	3,386,252
Merck	62,520	6,052,961
METRO	109,170	3,477,705
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	10,910	2,173,577
†QIAGEN	88,954	2,410,915
Siemens ADR	41,050	3,947,984

		49,295,849

■Hong Kong–4.10%
AIA Group	823,400	4,919,820
China Life Insurance	1,743,000	5,595,304
China Telecom	15,928,000	7,429,791
CRRC	2,926,500	3,595,048
Kunlun Energy	2,758,000	2,448,825
†Michael Kors Holdings	109,400	4,382,564
Sinopharm Group	1,031,200	4,116,729
Weichai Power	1,548,000	1,704,728

		34,192,809

Ireland–1.06%
CRH	307,979	8,881,380

		8,881,380

Israel–1.64%
Teva Pharmaceutical Industries ADR	208,172	13,664,410

		13,664,410

Italy–1.57%
Eni	431,776	6,415,119
UniCredit	1,204,882	6,661,114

		13,076,233

Japan–4.86%
Konica Minolta	490,100	4,908,236
Nissan Motor	1,045,800	10,949,847
SoftBank Group	141,300	7,131,171

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Japan (continued)
Suntory Beverage & Food	193,200	$8,457,199
†Toshiba	1,182,000	2,429,175
Toyota Motor ADR	54,651	6,724,259

		40,599,887

Netherlands–3.80%
Akzo Nobel	114,070	7,621,655
ING Groep CVA	492,392	6,661,775
NN Group	101,190	3,570,113
Royal Dutch Shell Class B	346,970	7,908,037
TNT Express	700,820	5,927,848

		31,689,428

Norway–1.17%
†Subsea 7	560,290	3,971,803
Telenor	349,350	5,832,093

		9,803,896

Portugal–0.65%
Galp Energia	463,690	5,410,399

		5,410,399

Republic of Korea–3.38%
Hana Financial Group	141,864	2,829,089
Hyundai Mobis	29,323	6,122,759
KB Financial Group	34,407	967,404
POSCO ADR	82,108	2,903,339
Samsung Electronics	14,479	15,411,632

		28,234,223

Russia–0.25%
MMC Norilsk Nickel OJSC ADR	168,239	2,132,053

		2,132,053

Singapore–0.91%
DBS Group Holdings	261,905	3,069,505
Noble Group	4,250,100	1,188,014
Singapore Telecommunications	1,305,760	3,366,714

		7,624,233

Spain–0.79%
Telefonica	591,221	6,558,661

		6,558,661

Sweden–0.53%
Getinge Class B	170,000	4,451,902

		4,451,902

Switzerland–3.84%
†ABB	311,030	5,551,144
ACE	15,830	1,849,735
†Credit Suisse Group	387,072	8,338,291
Novartis	26,480	2,277,790
Roche Holding	40,030	11,092,650

LVIP Templeton Growth Managed Volatility Fund–6

LVIP Templeton Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
Switzerland (continued)
Swiss Re	29,880	$2,918,269

		32,027,879

Taiwan–0.26%
Taiwan Semiconductor Manufacturing ADR	95,470	2,171,943

		2,171,943

Thailand–0.51%
Bangkok Bank NVDR	1,003,200	4,227,147

		4,227,147

United Kingdom–13.01%
Aviva	1,010,540	7,670,739
BAE Systems	932,840	6,868,282
Barclays	2,365,210	7,613,324
BP ADR	306,949	9,595,226
GlaxoSmithKline	537,680	10,859,268
† Glencore	1,843,240	2,442,613
HSBC Holdings	1,452,850	11,486,965
Kingfisher	1,030,288	4,990,353
Lloyds Banking Group	4,256,320	4,579,934
Marks & Spencer Group	766,530	5,103,880
Petrofac	334,410	3,922,661
Rexam	356,383	3,178,867
Royal Dutch Shell Class A	38,050	861,830
†Serco Group	645,080	897,693
Sky	584,680	9,584,839
Standard Chartered	543,892	4,512,908
†Tesco	2,259,690	4,965,331
Vodafone Group ADR	293,432	9,466,116

		108,600,829

United States–32.37%
Allegheny Technologies	230,290	2,590,763
† Allergan	46,090	14,403,125
†Alphabet Class A	14,430	11,226,684
American International Group	156,160	9,677,235
Amgen	69,560	11,291,675
Apache	108,120	4,808,096
Applied Materials	474,810	8,864,703
Baker Hughes	107,370	4,955,125
Capital One Financial	131,500	9,491,670
Chesapeake Energy	362,090	1,629,405
Chevron	86,880	7,815,725
Cisco Systems	209,270	5,682,727
Citigroup	250,030	12,939,053
Comcast Class A	203,065	11,458,958
CVS Health	76,380	7,467,673
Foot Locker	75,220	4,896,070
General Motors	169,800	5,774,898
Gilead Sciences	120,660	12,209,585
Halliburton	255,450	8,695,518

	Number of Shares	Value (U.S. $)

ΔCOMMON STOCK (continued)
United States (continued)
† Ionis Pharmaceuticals	36,520	$2,261,684
JPMorgan Chase	197,510	13,041,585
†Knowles	318,200	4,241,606
Macy’s	138,920	4,859,422
Medtronic	90,130	6,932,800
Merck	94,910	5,013,146
Microsoft	323,310	17,937,239
Morgan Stanley	195,360	6,214,402
News Class A	404,090	5,398,642
Noble	333,780	3,521,379
Oracle	195,750	7,150,747
Pfizer	178,320	5,756,170
Rockwell Collins	47,710	4,403,633
Stanley Black & Decker	62,560	6,677,029
Twenty-First Century Fox Class A	211,980	5,757,377
United Parcel Service Class B	28,930	2,783,934
Voya Financial	134,350	4,958,859
Walgreens Boots Alliance	86,880	7,398,266

		270,186,608

Total Common Stock (Cost $694,690,616)		731,266,516

MONEY MARKET FUND–12.46%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	103,980,675	103,980,675

Total Money Market Fund (Cost $103,980,675)		103,980,675

LVIP Templeton Growth Managed Volatility Fund–7

LVIP Templeton Growth Managed Volatility Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.06% (Cost $798,671,291)	$835,247,191
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(484,326)

NET ASSETS APPLICABLE TO 28,038,751 SHARES OUTSTANDING–100.00%	$834,762,865

NET ASSET VALUE PER SHARE–LVIP TEMPLETON GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($86,143,843 / 2,894,419 Shares)	$29.762

NET ASSET VALUE PER SHARE–LVIP TEMPLETON GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($748,619,022 / 25,144,332 Shares)	$29.773

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$849,218,981
Undistributed net investment income	407,139
Accumulated net realized loss on investments	(51,236,650)
Net unrealized appreciation of investments and derivatives	36,373,395

TOTAL NET ASSETS	$834,762,865

Δ	Securities have been classified by country of origin.

■	Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

†	Non-income producing for the period.

«

Includes $21,780,692 cash collateral held at broker for futures contracts, $14,660,580 foreign currencies collateral due to broker for futures contracts, $8,880,341 payable for securities purchased, $639,061 payable for fund shares redeemed, and $624,579 due to manager and affiliates as of December 31, 2015.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	EUR	985,902	USD	(1,072,366)	1/5/16	$ (851)
BCLY	GBP	1,389,578	USD	(2,049,767)	1/5/16	(1,153)
BNP	EUR	1,479,153	USD	(1,611,094)	1/5/16	(3,495)
JPMC	HKD	7,584,357	USD	(978,626)	1/5/16	24

						$(5,475)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(152)	British Pound Currency	$(14,394,894)	$(13,997,300)	3/15/16	$ 397,594
(105)	E-mini MSCI Emerging Markets Index	(4,099,486)	(4,134,375)	3/19/16	(34,889)
(261)	E-mini S&P 500 Index	(26,632,237)	(26,561,970)	3/19/16	70,267
(14)	E-mini S&P MidCap 400 Index	(1,965,588)	(1,950,900)	3/19/16	14,688
(171)	Euro Currency	(23,437,174)	(23,268,825)	3/15/16	168,349
(652)	Euro STOXX 50 Index	(23,054,380)	(23,253,902)	3/21/16	(199,522)
(154)	FTSE 100 Index	(13,667,227)	(14,071,598)	3/21/16	(404,371)
(163)	Japanese Yen Currency	(16,794,624)	(16,977,469)	3/15/16	(182,845)
(108)	Nikkei 225 Index (OSE)	(17,145,326)	(17,098,502)	3/11/16	46,824

					$(123,905)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts and futures contracts presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

LVIP Templeton Growth Managed Volatility Fund–8

LVIP Templeton Growth Managed Volatility Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BCLY–Barclays Bank

BNP–Banque Paribas

CVA–Dutch Certificate

EUR–Euro

GBP–British Pound Sterling

HKD–Hong Kong Dollar

JPMC–JPMorgan Chase Bank

NVDR–Non-Voting Depositary Receipt

OJSC–Open Joint Stock Company

OSE–Osaka Securities Exchange

USD–United States Dollar

LVIP Templeton Growth Managed Volatility Fund–9

LVIP Templeton Growth Managed

Volatility Fund

Statement of Operations

Year Ended December 31, 2015

LVIP Templeton Growth Managed

Volatility Fund

Statements of Changes in Net Assets

INVESTMENT INCOME:
Dividends	$19,000,984
Foreign tax withheld	(1,230,557)

17,770,427

EXPENSES:
Management fees	5,349,703
Distribution fees-Service Class	1,801,517
Accounting and administration expenses	480,974
Reports and statements to shareholders	85,272
Professional fees	62,376
Custodian fees	52,852
Pricing fees	18,472
Trustees’ fees and expenses	18,400
Consulting fees	4,092
Other	6,437

Total operating expenses	7,880,095

NET INVESTMENT INCOME	9,890,332

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	5,434,317
Foreign currencies	(101,964)
Foreign currency exchange contracts	15,254
Futures contracts	(31,822,533)

Net realized loss	(26,474,926)

Net change in unrealized appreciation (depreciation) of:
Investments	(56,235,337)
Foreign currencies	(4,749)
Foreign currency exchange contracts	(5,825)
Futures contracts	608,144

Net change in unrealized appreciation (depreciation)	(55,637,767)

NET REALIZED AND UNREALIZED LOSS	(82,112,693)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(72,222,361)

See accompanying notes, which are an integral part of the financial statements.

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,890,332	$11,044,870
Net realized gain (loss)	(26,474,926)	587,603
Net change in unrealized appreciation (depreciation)	(55,637,767)	(30,812,606)

Net decrease in net assets resulting from operations	(72,222,361)	(19,180,133)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(1,285,476)	(1,504,356)
Service Class	(9,129,336)	(8,126,227)

	(10,414,812)	(9,630,583)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,340,701	10,960,455
Service Class	237,668,382	305,577,326
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,285,476	1,504,356
Service Class	9,129,336	8,126,227

	254,423,895	326,168,364

Cost of shares redeemed:
Standard Class	(12,403,555)	(16,483,080)
Service Class	(76,179,697)	(58,179,590)

	(88,583,252)	(74,662,670)

Increase in net assets derived from capital share transactions	165,840,643	251,505,694

NET INCREASE IN NET ASSETS	83,203,470	222,694,978
NET ASSETS:
Beginning of year	751,559,395	528,864,417

End of year	$834,762,865	$751,559,395

Undistributed net investment income	$407,139	$1,018,329

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Managed Volatility Fund–10

LVIP Templeton Growth Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$32.846	$34.021	$28.735	$24.161	$25.503

Income (loss) from investment operations:
Net investment income[1]	0.466	0.650	0.449	0.526	0.553
Net realized and unrealized gain (loss)	(3.100)	(1.322)	5.270	4.582	(1.339)

Total from investment operations	(2.634)	(0.672)	5.719	5.108	(0.786)

Less dividends and distributions from:
Net investment income	(0.450)	(0.503)	(0.433)	(0.534)	(0.556)

Total dividends and distributions	(0.450)	(0.503)	(0.433)	(0.534)	(0.556)

Net asset value, end of period	$29.762	$32.846	$34.021	$28.735	$24.161

Total return[2]	(8.02% )	(1.99% )	19.93%	21.21%	(3.09% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86,144	$99,743	$107,183	$94,499	$90,320
Ratio of expenses to average net assets	0.74%	0.75%	0.79%	0.83%	0.83%
Ratio of net investment income to average net assets	1.43%	1.89%	1.43%	1.99%	2.12%
Portfolio turnover.	11%	11%	14%	15%	29%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Managed Volatility Fund–11

LVIP Templeton Growth Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Templeton Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$32.853	$34.024	$28.742	$24.171	$25.512

Income (loss) from investment operations:
Net investment income[1]	0.383	0.563	0.374	0.461	0.483
Net realized and unrealized gain (loss)	(3.093)	(1.319)	5.261	4.578	(1.333)

Total from investment operations	(2.710)	(0.756)	5.635	5.039	(0.850)

Less dividends and distributions from:
Net investment income	(0.370)	(0.415)	(0.353)	(0.468)	(0.491)

Total dividends and distributions	(0.370)	(0.415)	(0.353)	(0.468)	(0.491)

Net asset value, end of period	$29.773	$32.853	$34.024	$28.742	$24.171

Total return[2]	(8.25% )	(2.23% )	19.63%	20.91%	(3.34% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$748,619	$651,816	$421,681	$179,169	$140,358
Ratio of expenses to average net assets	0.99%	1.00%	1.04%	1.08%	1.08%
Ratio of net investment income to average net assets	1.18%	1.64%	1.18%	1.74%	1.87%
Portfolio turnover	11%	11%	14%	15%	29%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Templeton Growth Managed Volatility Fund–12

LVIP Templeton Growth Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust, The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Templeton Growth Managed Volatility Fund (formerly LVIP Templeton Growth RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on the Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are generally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between their bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement price. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date

LVIP Templeton Growth Managed Volatility Fund–13

LVIP Templeton Growth Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $7,319 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund; 0.65% of the next $300 million; and 0.60% of average daily net assets in excess of $500 million.

Templeton Investment Counsel, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$34,786
Legal	9,710

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $42,478 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $73,254 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class Shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$465,149
Distribution fees payable to LFD	159,430

LVIP Templeton Growth Managed Volatility Fund–14

LVIP Templeton Growth Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions with Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$195,430,518
Sales	81,580,621

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$800,255,893

Aggregate unrealized appreciation	$144,728,178
Aggregate unrealized depreciation	(109,736,880)

Net unrealized appreciation	$34,991,298

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

LVIP Templeton Growth Managed Volatility Fund–15

LVIP Templeton Growth Managed Volatility Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Total
Common Stock
France	$—	$58,436,747	$58,436,747
Germany	8,518,022	40,777,827	49,295,849
Hong Kong	4,382,564	29,810,245	34,192,809
Ireland	—	8,881,380	8,881,380
Israel	13,664,410	—	13,664,410
Italy	—	13,076,233	13,076,233
Japan	6,724,259	33,875,628	40,599,887
Netherlands	6,661,775	25,027,653	31,689,428
Norway	—	9,803,896	9,803,896
Portugal	—	5,410,399	5,410,399
Republic of Korea	2,903,339	25,330,884	28,234,223
Russia	—	2,132,053	2,132,053
Singapore	—	7,624,233	7,624,233
Spain	—	6,558,661	6,558,661
Sweden	—	4,451,902	4,451,902
Switzerland	1,849,735	30,178,144	32,027,879
Taiwan	2,171,943	—	2,171,943
Thailand	—	4,227,147	4,227,147
United Kingdom	19,061,342	89,539,487	108,600,829
United States	270,186,608	—	270,186,608
Money Market Fund	103,980,675	—	103,980,675

Total	$440,104,672	$395,142,519	$835,247,191

Foreign Currency Exchange Contracts	$—	$(5,475)	$(5,475)

Futures Contracts	$(123,905)	$—	$(123,905)

There were no Level 3 investments at the beginning or end of the year.

As a result of utilizing international fair value pricing at December 31, 2015, a portion of the portfolio was categorized as Level 2.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$10,414,812	$9,630,583

LVIP Templeton Growth Managed Volatility Fund–16

LVIP Templeton Growth Managed Volatility Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$849,218,981
Undistributed ordinary income	407,139
Capital loss carryforwards	(49,822,777)
Net unrealized appreciation	34,959,522

Net assets	$834,762,865

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications

Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments
$(86,710)	$86,710

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment Short-Term Capital Losses Expiring In	Post-Enactment Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$13,508,734	$29,865,795	$6,448,248	$49,822,777

*Capital loss carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	195,251	317,716
Service Class	7,337,267	8,895,099
Shares issued upon reinvestment of dividends and distributions:
Standard Class	42,833	45,537
Service Class	304,096	245,909

	7,879,447	9,504,261

Shares redeemed:
Standard Class	(380,395)	(477,072)
Service Class	(2,337,361)	(1,694,137)

	(2,717,756)	(2,171,209)

Net increase	5,161,691	7,333,052

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between

LVIP Templeton Growth Managed Volatility Fund–17

LVIP Templeton Growth Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Receivables and other assets net of liabilities	$ 24	Receivables and other assets net of liabilities	$ (5,499)
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	131,779	Receivables and other assets net of liabilities	(638,782)
Currency contracts (Futures contracts)	Receivables and other assets net of liabilities	565,943	Receivables and other assets net of liabilities	(182,845)
Total		$697,746		$(827,126)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 15,254	$ (5,825)
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(40,355,622)	828,907
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	8,533,089	(220,763)
Total		$(31,807,279)	$ 602,319

LVIP Templeton Growth Managed Volatility Fund–18

LVIP Templeton Growth Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$ 355,963	$ 132,274
Futures contracts (average notional value)	$11,084,494	$185,806,427

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate.

Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

At December 31, 2015, the Fund has invested over 10% of its net assets in the Banks and Pharmaceuticals industries. Investments that are concentrated in particular industries, sectors, or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal that the Fund will have a new name, additional sub-advisers, portfolio managers from the new sub-advisers, investment strategies, and risks. Effective February 8, 2016, LVIP Templeton Growth Managed Volatility Fund will change its name to LVIP Franklin Templeton Global Equity Managed Volatility Fund. In addition, Franklin Advisers Inc., Franklin Advisory Services, LLC and Franklin Mutual Advisers will be added as additional sub-advisers to the Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Templeton Growth Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Templeton Growth Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP Templeton Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Templeton Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Templeton Growth Managed Volatility Fund–20

LVIP Templeton Growth Managed Volatility Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or open end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC was responsible for the risk-management overlay and had delegated day-to-day portfolio management of the underlying

LVIP Templeton Growth Managed Volatility Fund–21

LVIP Templeton Growth Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

fund strategy to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board noted that the investment management fee for the Fund was lower than the median investment management fee of the Morningstar expense peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Templeton Investment Counsel, LLC (“Templeton”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Templeton under the subadvisory agreement. The Board reviewed the services provided by Templeton, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Templeton. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar World Large Value funds category and the MSCI World Net Risk Control 10% TR USD Index. The Board considered that the performance peer group contained a limited number of funds. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one and ten year periods, below the median return of the performance peer group and above the return of the benchmark index for the three year period, and the same as the median return of the performance peer group and above the return of the benchmark index for the five year period. The Board reviewed the Fund’s standard deviation for the one year period and noted that the Fund’s standard deviation was within range of the median standard deviation of the performance peer group and lower than the standard deviation of the benchmark index. The Board considered that LIAC’s statement that the Fund’s underperformance over the last one year period was primarily due to poor stock selection and that LIAC would continue to monitor performance. The Board concluded that the services provided by Templeton were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, which contains breakpoints that are lower than the advisory fees of a Franklin Templeton proprietary mutual fund with a similar investment strategy to the Fund and noted Templeton’s statement that it does not provide sub-advisory services to a fund with an investment strategy similar to the Fund’s. The Board considered that LIAC compensates Templeton from its fees and that the subadvisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and Templeton, an unaffiliated third party, and that LIAC compensates Templeton from its fees. The Board reviewed materials provided by Templeton as to any additional benefits it receives and noted Templeton’s statement that it may receive reputational benefits from its association with the Fund, and considered that Templeton receives research and services in connection with client commissions that may be shared with advisory affiliates, which could benefit Templeton and its clients.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of the Fund.

LVIP Templeton Growth Managed Volatility Fund–22

LVIP Templeton Growth Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Subadvisory Agreements

On December 7-8, 2015, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things the approval or amendment, as applicable, of the sub-advisory agreements with various sub-advisers (collectively the “Sub-Advisory Agreements”) for the Fund. The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-advisers prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including in-person presentations by representatives of each sub-adviser and each sub-adviser’s responses to LIAC’s request for proposal. The Board considered that LIAC’s research team had found that diversifying a fund from a single sub-adviser to a combination of two or more sub-advisers improved performance with the risk managed volatility overlay in back-tested simulations and that LIAC had evaluated each of the proposed sub-advisers from a relative and risk adjusted return perspective, volatility, overlay, hedging, external expertise and marketability stance. The Board also noted that the sub-advisers or affiliates of the sub-advisers provided subadvisory services to other funds in the Trust and that the Board had reviewed extensive information regarding the sub-advisers or affiliates of the sub-advisers during the annual contract renewal process that was completed in September 2015. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers as well as Lincoln Life and LIAC employees and the sub-advisers to consider the approval of the Sub-Advisory Agreements.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Sub-Advisory Agreements be approved or amended, as applicable effective February 8, 2016. In considering the approval of the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreements between LIAC and Franklin Advisers, Inc., Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, respectively, (collectively referred to as the “Franklin Sub-Advisers”) with respect to the Fund, the Board considered the nature, extent and quality of services to be provided by the Franklin Sub-Advisers under the Sub-Advisory Agreements. The Board noted that Franklin Advisory Services, LLC was proposed to manage a rising dividend sleeve, that Franklin Advisers, Inc. was proposed to manage a “DynaTech” strategy sleeve, and that Franklin Mutual Advisers, LLC was proposed to manage a global discovery sleeve and that Franklin Advisers, Inc. currently serves as sub-adviser to two funds in the Trust. The Board considered the criteria provided by LIAC in recommending additional sub-advisers for the Fund. The Board reviewed the services to be provided by the Franklin Sub-Advisers, the backgrounds of the investment professionals proposed to service the Fund and the reputation, resources and investment approach of the Franklin Sub-Advisers. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by the Franklin Sub-Advisers were expected to be satisfactory.

Performance. The Board considered performance information provided by Franklin Advisers, Inc. comparing the annual performance of the Franklin DynaTech Fund to the Russell 1000 Growth Index for various periods and considered the back-tested performance results provided by LIAC that included the current sub-adviser and the proposed sub-advisers and the managed volatility risk overlay. The Board concluded that the services to be provided by Franklin Advisers, Inc. were expected to be acceptable.

The Board considered performance information provided by Franklin Advisory Services comparing the annual performance of the Franklin Rising Dividends Fund to the S&P 500 Index for various periods and considered the back-tested performance results provided by LIAC that included the current sub-adviser and the proposed sub-adviser and the managed volatility risk overlay. The Board concluded that the services to be provided by Franklin Advisory Services were expected to be acceptable.

The Board considered performance information provided by Franklin Mutual Advisers, LLC comparing the annual performance of the Franklin Mutual Global Discovery Fund to the MSCI World Index for various periods and considered the back-tested performance results provided by LIAC that included the current sub-adviser and the proposed sub-adviser and the managed volatility risk overlay. The Board concluded that the services to be provided by Franklin Mutual Advisers, LLC were expected to be acceptable.

Subadvisory Fee and Economies of Scale. The Board reviewed each of the proposed sub-advisory fee schedules, which included breakpoints for Franklin Advisers, Inc. and Franklin Advisory Services, LLC and the Board noted that the sub-advisory fee schedules were lower than the sub-advisory fee schedule for Templeton Investment Counsel, LLC (“TIC”), an affiliate of the Franklin Sub-Advisers. The Board also reviewed the proposed fee schedule for Franklin Mutual Advisers, LLC which did not contain breakpoints and was higher than that of the other Franklin Sub-Advisers and TIC. The Board considered that the sub-advisory fees were paid by LIAC out of its fees and that they were negotiated between LIAC and the Franklin Sub-Advisers, unaffiliated third parties. The Board concluded that the sub-advisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee schedules were negotiated between LIAC and the Franklin Sub-Advisers, unaffiliated third parties, and that LIAC compensates the Franklin Sub-Advisers from its fees. The Board reviewed materials provided by the Franklin Sub-Advisers as to any additional benefits they receive and noted the Franklin Sub-Advisers statement that they may receive

LVIP Templeton Growth Managed Volatility Fund–23

LVIP Templeton Growth Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Subadvisory Agreements (continued)

research and services obtained with client commissions as well as reputational benefits which may contribute to an ability to obtain other clients. The Board determined that the sub-advisory fee was reasonable in light of these fallout benefits.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreements are fair and reasonable and that approval of the Sub-Advisory Agreements is in the best interests of the Fund.

LVIP Templeton Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Templeton Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration , The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Templeton Growth Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Templeton Growth Managed Volatility Fund–27

LVIP UBS Large Cap Growth Managed Volatility Fund (formerly LVIP UBS Large Cap Growth RPM Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP UBS Large Cap Growth Managed Volatility Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP UBS Large Cap Growth Managed Volatility Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 1.34% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 1000® Growth Index1, returned 5.67%.

2015 saw U.S. equity markets move between gains and losses, eventually posting modest gains with growth stocks in particular faring better than value. The multiple headwinds confronting equities included declining earnings per share (“EPS”) due to a stronger U.S. dollar and lower energy prices, valuations slightly above historical averages, emerging markets/ China slowdown fears, and uncertainty about Federal Reserve (“Fed”) policy. Given the heightened volatility, Consumer Staples performed well as investors sought safety, and dividend stocks in general remained in vogue given low interest rates globally. Elsewhere, organic growth continued to be rewarded as Consumer Discretionary, Information Technology and Health Care were amongst the better performers from a sector standpoint. Cyclical industries, particularly those related to Energy, faced pressure as commodity prices reached new lows as global oil markets continued to be oversupplied.

The UBS managed portion of the Fund outperformed its benchmark gross of fees as both stock selection and sector allocation contributed to performance. Stock selection in Information Technology was the largest contributor to performance as holdings in Facebook, Alphabet, Salesforce.com, ServiceNow, and Altera posted solid gains. Altera was solid during the period after the company reached an agreement to be acquired by Intel. Stock selection in Consumer Discretionary contributed performance as strong earnings growth from Amazon.com, Starbucks, Nike and Home Depot boosted their shares. Stock selection in Industrials detracted from performance as holdings in Spirit Airlines, United Rentals, Canadian Pacific, and Precision Castparts disappointed. Both United Rentals and Precision Castparts were sold during the period. Finally, the Fund’s overweight to Information Technology, Consumer Discretionary, and Health Care and underweight to Industrials and Energy contributed to performance during the year.

Peter J. Bye

UBS Asset Management (Americas) Inc.

Managed by:

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The Fund invests predominantly in large cap growth stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. While 2015 was generally a positive year for large cap growth equities, there were periods of time when markets

LVIP UBS Large Cap Growth Managed Volatility Fund–1

LVIP UBS Large Cap Growth Managed Volatility Fund

2015 Annual Report Commentary (continued)

experienced higher volatility. During these periods of elevated volatility, the level of hedging within the Fund was increased to control the risk level of the Fund. At points during 3rd quarter of 2015, when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 1st and 4th quarters, when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015, a year which saw positive returns for large cap growth stocks.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk strategy was successful in reducing the overall volatility of the Fund. During the 4th quarter when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,730. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,681. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	+ 1.34%

Five Years	+ 8.02%

Ten Years	+ 5.89%

Service Class Shares

One Year	+ 1.09%

Five Years	+ 7.75%

Ten Years	+ 5.63%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.	The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity performance in the global emerging markets.
The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
6.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP UBS Large Cap Growth Managed Volatility Fund–2

LVIP UBS Large Cap Growth Managed Volatility Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$ 1,003.50	0.72%	$3.64
Service Class Shares	1,000.00	1,002.20	0.97%	4.90

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.58	0.72%	$3.67
Service Class Shares	1,000.00	1,020.32	0.97%	4.94

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP UBS Large Cap Growth Managed Volatility Fund–3

LVIP UBS Large Cap Growth Managed Volatility Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	91.44%

Aerospace & Defense	0.93%
Airlines	0.64%
Banks	0.61%
Biotechnology	6.39%
Capital Markets	1.93%
Chemicals	4.61%
Consumer Finance	2.29%
Diversified Financial Services	1.29%
Electrical Equipment	1.25%
Health Care Equipment & Supplies	4.12%
Health Care Providers & Services	1.72%
Hotels, Restaurants & Leisure	2.57%
Industrial Conglomerates	2.10%
Internet & Catalog Retail	7.39%
Internet Software & Services	11.46%
IT Services	3.08%
Life Sciences Tools & Services	1.90%
Media	0.90%
Personal Products	2.10%
Pharmaceuticals	5.17%
Professional Services	1.00%
Real Estate Investment Trusts	0.45%
Road & Rail	1.71%
Semiconductors & Semiconductor Equipment	0.95%
Software	10.53%
Specialty Retail	6.44%
Technology Hardware, Storage & Peripherals	4.46%
Textiles, Apparel & Luxury Goods	2.59%
Wireless Telecommunication Services	0.86%

Exchange-Traded Fund	0.43%

Money Market Fund	7.16%

Total Value of Securities	99.03%

Receivables and Other Assets Net of Liabilities	0.97%

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Facebook Class A	4.98%
Amazon.com	4.65%
Apple	4.46%
Alphabet Class A	4.34%
Home Depot	3.98%
Microsoft	3.68%
Allergan	2.85%
salesforce.com	2.70%
Sherwin-Williams	2.60%
NIKE Class B	2.59%

Total	36.83%

IT–Information Technology

LVIP UBS Large Cap Growth Managed Volatility Fund–4

LVIP UBS Large Cap Growth Managed Volatility Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–91.44%
Aerospace & Defense–0.93%
†TransDigm Group	26,449	$6,042,274

		6,042,274

Airlines–0.64%
†Spirit Airlines	104,283	4,155,678

		4,155,678

Banks–0.61%
†Signature Bank	25,826	3,960,934

		3,960,934

Biotechnology–6.39%
Amgen	19,800	3,214,134
†Celgene	109,561	13,121,025
Gilead Sciences	130,328	13,187,890
†Vertex Pharmaceuticals	96,565	12,150,774

		41,673,823

Capital Markets–1.93%
Schwab (Charles)	383,187	12,618,348

		12,618,348

Chemicals–4.61%
Ecolab	114,509	13,097,539
Sherwin-Williams	65,466	16,994,974

		30,092,513

Consumer Finance–2.29%
†Synchrony Financial	491,083	14,933,834

		14,933,834

Diversified Financial Services–1.29%
McGraw-Hill Financial	85,244	8,403,354

		8,403,354

Electrical Equipment–1.25%
AMETEK	152,737	8,185,176

		8,185,176

Health Care Equipment & Supplies–4.12%
Cooper	57,527	7,720,123
†Intuitive Surgical	19,814	10,821,614
Zimmer Biomet Holdings	81,053	8,315,227

		26,856,964

Health Care Providers & Services–1.72%
†Express Scripts Holding	128,086	11,195,997

		11,195,997

Hotels, Restaurants & Leisure–2.57%
Starbucks	279,778	16,795,073

		16,795,073

Industrial Conglomerates–2.10%
3M	26,912	4,054,024

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Industrial Conglomerates (continued)
Danaher	104,133	$9,671,873

		13,725,897

Internet & Catalog Retail–7.39%
†Amazon.com	44,941	30,375,172
†Priceline Group	6,121	7,803,969
†TripAdvisor	118,051	10,063,848

		48,242,989

Internet Software & Services–11.46%
†Alphabet Class A	36,426	28,339,792
†Alphabet Class C	18,428	13,984,641
†Facebook Class A	310,257	32,471,498

		74,795,931

IT Services–3.08%
MasterCard Class A	116,982	11,389,367
Visa Class A	112,149	8,697,155

		20,086,522

Life Sciences Tools & Services–1.90%
Thermo Fisher Scientific	87,193	12,368,327

		12,368,327

Media–0.90%
Comcast Class A	104,427	5,892,816

		5,892,816

Personal Products–2.10%
Estee Lauder Class A	155,956	13,733,485

		13,733,485

Pharmaceuticals–5.17%
†Allergan	59,594	18,623,125
†Catalent	141,419	3,539,718
Perrigo	49,174	7,115,478
Pfizer	139,103	4,490,245

		33,768,566

Professional Services–1.00%
†Verisk Analytics Class A	85,049	6,538,567

		6,538,567

Real Estate Investment Trusts–0.45%
Crown Castle International	33,600	2,904,720

		2,904,720

Road & Rail–1.71%
Canadian Pacific Railway	87,650	11,184,140

		11,184,140

Semiconductors & Semiconductor Equipment–0.95%
Avago Technologies	42,903	6,227,370

		6,227,370

LVIP UBS Large Cap Growth Managed Volatility Fund—5

LVIP UBS Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Software–10.53%
†Atlassian	59,800	$1,798,784
Microsoft	432,477	23,993,824
†Mobileye	118,011	4,989,505
†salesforce.com	224,907	17,632,709
†ServiceNow	125,345	10,849,863
†Workday Class A	118,970	9,479,530

		68,744,215

Specialty Retail–6.44%
Home Depot	196,443	25,979,587
TJX	226,778	16,080,828

		42,060,415

Technology Hardware, Storage & Peripherals–4.46%
Apple	276,300	29,083,338

		29,083,338

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–2.59%
NIKE Class B	270,262	$16,891,375

		16,891,375

Wireless Telecommunication Services–0.86%
†SBA Communications Class A	53,658	5,637,846

		5,637,846

Total Common Stock (Cost $445,831,661)		596,800,487

EXCHANGE-TRADED FUND–0.43%
iShares Russell 1000 Growth Index Fund	28,500	2,835,180

Total Exchange-Traded Fund (Cost $2,796,135)		2,835,180

MONEY MARKET FUND–7.16%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	46,705,201	46,705,201

Total Money Market Fund (Cost $46,705,201)		46,705,201

TOTAL VALUE OF SECURITIES–99.03% (Cost $495,332,997)	646,340,868
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.97%	6,347,195

NET ASSETS APPLICABLE TO 20,899,932 SHARES OUTSTANDING–100.00%	$652,688,063

NET ASSET VALUE PER SHARE–LVIP UBS LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($266,787,649 / 8,455,152 Shares)	$31.553
NET ASSET VALUE PER SHARE–LVIP UBS LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($385,900,414 / 12,444,780 Shares)	$31.009

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$523,541,463
Accumulated net realized loss on investments	(22,129,187)
Net unrealized appreciation of investments, foreign currencies and derivatives	151,275,787

Total net assets	$652,688,063

†	Non-income producing for the period.

«	Includes $5,264,322 cash collateral held at broker for futures contracts, $425,883 due to manager and affiliates and $94,389 payable for fund shares redeemed as of December 31, 2015.

IT–Information Technology

LVIP UBS Large Cap Growth Managed Volatility Fund—6

LVIP UBS Large Cap Growth Managed Volatility Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(995) E-mini S&P 500 Index	$(101,529,028)	$(101,261,150)	3/19/16	$267,878

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 7 in “Notes to Financial Statements.”

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth Managed Volatility Fund–7

LVIP UBS Large Cap Growth Managed Volatility Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$4,478,448
Foreign tax withheld	(8,715)

4,469,733

EXPENSES:
Management fees	4,405,146
Distribution fees-Service Class	781,625
Accounting and administration expenses	348,750
Reports and statements to shareholders	79,260
Professional fees	37,227
Trustees’ fees and expenses	13,355
Custodian fees	7,257
Consulting fees	3,952
Pricing fees	354
Other	5,225

5,682,151
Less management fees waived	(643,592)

Total operating expenses	5,038,559

NET INVESTMENT LOSS	(568,826)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	13,071,001
Foreign currencies	(5,888)
Foreign currency exchange contracts	308
Futures contracts	(29,786,763)

Net realized loss	(16,721,342)

Net change in unrealized appreciation (depreciation) of:
Investments	22,306,118
Foreign currencies	3,248
Futures contracts	1,509,502

Net change in unrealized appreciation (depreciation)	23,818,868

NET REALIZED AND UNREALIZED GAIN	7,097,526

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,528,700

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth Managed Volatility Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(568,826)	$(433,737)
Net realized gain (loss)	(16,721,342)	20,380,751
Net change in unrealized appreciation (depreciation)	23,818,868	7,409,390

Net increase in net assets resulting from operations	6,528,700	27,356,404

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,629,190	5,043,744
Service Class	168,966,935	111,112,748

	172,596,125	116,156,492

Cost of shares redeemed:
Standard Class	(35,293,298)	(35,646,806)
Service Class	(35,727,092)	(42,958,692)

	(71,020,390)	(78,605,498)

Increase in net assets derived from capital share transactions	101,575,735	37,550,994

NET INCREASE IN NET ASSETS	108,104,435	64,907,398
NET ASSETS:
Beginning of year	544,583,628	479,676,230

End of year	$652,688,063	$544,583,628

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth Managed Volatility Fund––8

LVIP UBS Large Cap Growth Managed Volatility Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	12/31/15		12/31/14		Year Ended 12/31/13		12/31/12[1]	12/31/11

Net asset value, beginning of period	$ 31.136		$ 29.555		$ 23.551		$ 20.234	$ 21.503

Income (loss) from investment operations:
Net investment income (loss)[2]	0.011		0.006		(0.024)		0.118	0.128
Net realized and unrealized gain (loss)	0.406		1.575		6.028		3.199	(1.350)

Total from investment operations	0.417		1.581		6.004		3.317	(1.222)

Less dividends and distributions from:
Net investment income	—		—		—		—	(0.047)

Total dividends and distributions	—		—		—		—	(0.047)

Net asset value, end of period	$ 31.553		$ 31.136		$ 29.555		$ 23.551	$ 20.234

Total return[3]	1.34%		5.35%		25.49%		16.39%	(5.69% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$266,788		$294,661		$309,717		$277,091	$274,479
Ratio of expenses to average net assets	0.72%		0.72%		0.74%		0.75%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%		0.83%		0.85%		0.84%	0.84%
Ratio of net investment income (loss) to average net assets	0.04%		0.02%		(0.09%	)	0.52%	0.60%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.07%	)	(0.09%	)	(0.20%	)	0.43%	0.52%
Portfolio turnover	57%		58%		48%		122%	89%

[1]	Commencing close of business on September 21, 2012, UBS Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth Managed Volatility Fund–9

LVIP UBS Large Cap Growth Managed Volatility Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
	12/31/15		12/31/14		Year Ended 12/31/13		12/31/12[1]	12/31/11

Net asset value, beginning of period	$30.675		$29.190		$23.318		$20.084	$21.348

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.066)		(0.068)		(0.089)		0.060	0.075
Net realized and unrealized gain (loss)	0.400		1.553		5.961		3.174	(1.339)

Total from investment operations	0.334		1.485		5.872		3.234	(1.264)

Net asset value, end of period	$31.009		$30.675		$29.190		$23.318	$20.084

Total return[3]	1.09%		5.09%		25.18%		16.10%	(5.92% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$385,900		$249,923		$169,959		$64,140	$51,548
Ratio of expenses to average net assets	0.97%		0.97%		0.99%		1.00%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%		1.08%		1.10%		1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.21%	)	(0.23%	)	(0.34%	)	0.27%	0.35%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.32%	)	(0.34%	)	(0.45%	)	0.18%	0.27%
Portfolio turnover	57%		58%		48%		122%	89%

[1]	Commencing close of business on September 21, 2012, UBS Asset Management (Americas) Inc. replaced Janus Capital Management LLC, as the Fund’s sub-adviser.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP UBS Large Cap Growth Managed Volatility Fund–10

LVIP UBS Large Cap Growth Managed Volatility Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP UBS Large Cap Growth Managed Volatility Fund (formerly LVIP UBS Large Cap Growth RPM Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities and exchange-traded funds (“ETFs”) except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Equity securities or ETFs listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP UBS Large Cap Growth Managed Volatility Fund–11

LVIP UBS Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $29,054 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $500 million. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.15% on the first $100 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $100 million. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

UBS Asset Management (Americas) Inc. (the “Sub-Adviser”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administrative expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$25,095
Legal	7,024

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administrative expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $30,691 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $70,536 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

LVIP UBS Large Cap Growth Managed Volatility Fund–12

LVIP UBS Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$345,903
Distribution fees payable to LFD	79,980

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$364,887,031
Sales	316,700,569

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$495,504,000

Aggregate unrealized appreciation	$161,436,885
Aggregate unrealized depreciation	(10,600,017)

Net unrealized appreciation	$150,836,868

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Common Stock	$596,800,487
Exchange-Traded Fund	2,835,180
Money Market Fund	46,705,201

Total	$646,340,868

Futures Contracts	$267,878

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP UBS Large Cap Growth Managed Volatility Fund–13

LVIP UBS Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid during the years ended December 31, 2015 and 2014.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$523,541,463
Capital loss carryforwards	(21,690,306)
Net unrealized appreciation	150,836,906

Net assets	$652,688,063

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Accumulated Net	Accumulated Net	Paid-in
Investment Loss	Realized Loss	Capital
$568,826	$5,580	$(574,406)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Pre-Enactment
Short-Term	Post-Enactment
Capital Losses Expiring	Losses (No Expiration)*
2017	Short-Term	Long-Term	Total
$6,459,439	$15,230,867	$—	$21,690,306

*Capital Loss Carryovers with no expiration must be utilized first.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	115,473	169,706
Service Class	5,454,283	3,764,147

	5,569,756	3,933,853

Shares redeemed:
Standard Class	(1,124,021)	(1,185,470)
Service Class	(1,156,836)	(1,439,292)

	(2,280,857)	(2,624,762)

Net increase	3,288,899	1,309,091

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP UBS Large Cap Growth Managed Volatility Fund–14

LVIP UBS Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2015.

Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$267,878	Receivables and other assets net of liabilities	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Net Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$308	$—
Equity contracts (Futures contracts)	Net realized loss from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(29,786,763)	1,509,502

Total		$(29,786,455)	$1,509,502

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$3,384,790	$91,928,506

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

LVIP UBS Large Cap Growth Managed Volatility Fund–15

LVIP UBS Large Cap Growth Managed Volatility Fund

Notes to Financial Statements (continued)

8. Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

On December 7, 2015, the Fund’s Board approved the proposal that effective February 8, 2016, the Fund will have a new name, an additional sub-adviser, portfolio managers from the new sub-adviser, and new investment strategies. The Fund’s name will be LVIP Blended Large Cap Growth Managed Volatility Fund. Wellington Management Company LLP will be added as an additional sub-adviser to the Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP UBS Large Cap Growth Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP UBS Large Cap Growth Managed Volatility Fund

We have audited the accompanying statement of net assets of the LVIP UBS Large Cap Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP UBS Large Cap Growth Managed Volatility Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP UBS Large Cap Growth Managed Volatility Fund–17

LVIP UBS Large Cap Growth Managed Volatility Fund

Other Fund Information (unaudited)

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively managed risk-management overlay using up to 20% of the Fund’s net assets. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The subadviser manages the remaining 80-100% of the Fund’s net assets according to the investment mandate. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products and/or open end funds (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC was responsible for the risk-management overlay and had delegated day-to-day portfolio management of the underlying fund strategy to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board noted that the investment management fee for the Fund was higher than the median investment management fee of the Morningstar expense peer group. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint

LVIP UBS Large Cap Growth Managed Volatility Fund–18

LVIP UBS Large Cap Growth Managed Volatility Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2016, and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and UBS Asset Management (Americas) Inc. (“UBS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by UBS under the subadvisory agreement. The Board reviewed the services provided by UBS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of UBS. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Core Growth funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and above the return of the benchmark index for the one, three and five year periods and the same as the median return of the performance peer group and above the return of the benchmark index for the ten year period. The Board reviewed the Fund’s standard deviation for the one year period, and considered that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the benchmark index. The Board considered that UBS assumed portfolio management responsibilities and was engaged as the Fund’s subadviser in September 2012. The Board concluded that the services provided by UBS were satisfactory.

Subadvisory Fee. The Board considered the subadvisory fee schedule, that contains breakpoints and noted that the subadvisory fee schedule was within range of the fee schedule for institutional separately managed accounts and that the Fund was the only subadvisory relationship with a similar strategy to the Fund’s. The Board considered that LIAC compensates UBS from its fees and that the subadvisory fee schedule was negotiated between LIAC and UBS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability, Economies of Scale and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and UBS, an unaffiliated third party, and that LIAC compensates UBS from its fees. The Board reviewed materials provided by UBS as to any additional benefits it receives and considered that the relationship with the Fund raises the general profile of UBS with the investing public, that UBS uses soft dollars, which could benefit UBS and its clients and that UBS has affiliated brokerage arrangements.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of the Fund.

Approval of Subadvisory Agreement

On December 7-8, 2015, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things the approval or amendment, as applicable, of the sub-advisory agreement with Wellington Management Company LLC (collectively the “Sub-Advisory Agreement”) for the Fund. The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and the sub-adviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and the sub-adviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including in-person presentations by representatives of the sub-adviser and the sub-adviser’s responses to LIAC’s request for proposal. The Board considered that LIAC’s research team had found that diversifying a fund from a single sub-adviser to a combination of two or more sub-advisers improved performance with the risk managed volatility overlay in back-tested simulations and that LIAC had evaluated each of the proposed sub-advisers from a relative and risk adjusted return perspective, volatility, overlay, hedging, external expertise and marketability stance. The Board also noted that the sub-adviser or affiliates of the sub-adviser provided subadvisory services to other funds in the Trust and that the Board had reviewed extensive information regarding the sub-adviser or affiliates of the sub-adviser during the annual contract renewal process that was completed in September 2015. The Independent Trustees and

LVIP UBS Large Cap Growth Managed Volatility Fund–19

LVIP UBS Large Cap Growth Managed Volatility Fund

Other Fund Information (continued)

Approval of Subadvisory Agreement (continued)

their independent legal counsel met separately from the “interested” trustee, Trust officers as well as Lincoln Life and LIAC employees and the sub-adviser to consider the approval of the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved or amended, as applicable effective February 8, 2016. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and Wellington Management Company LLC (“Wellington”) with respect to the Fund, the Board considered the nature, extent and quality of services to be provided by Wellington under the Sub-Advisory Agreement. The Board noted that Wellington was proposed as an additional sub-adviser for a sleeve of the Fund and noted that Wellington currently serves as a sub-adviser to two funds in the Trust. The Board considered the criteria provided by LIAC in recommending an additional sub-adviser for the Fund. The Board reviewed the services to be provided by Wellington, the backgrounds of the investment professionals proposed to service the Fund and the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Wellington were expected to be satisfactory.

Performance. The Board considered performance information provided by Wellington comparing the annual performance of the Large Cap Research Equity Composite to the S&P 500 Index for various periods and considered the back-tested performance results provided by LIAC that included the current sub-adviser and the proposed sub-adviser and the managed volatility risk overlay. The Board concluded that the services to be provided by Wellington were expected to be acceptable.

Sub-advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule, which included breakpoints, and considered that the fee schedule was the same as the sub-advisory fee schedule for UBS Asset Management (Americas) Inc., the current sub-adviser to the Fund. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the sub-advisory fees were reasonable..

Profitability and Fallout Benefits. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that it will receive reputational benefits from the relationship. The Board determined that the sub-advisory fee was reasonable in light of these fallout benefits.

Conclusion. Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

LVIP UBS Large Cap Growth Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP UBS Large Cap Growth Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP UBS Large Cap Growth Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A
John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1 All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP UBS Large Cap Growth Managed Volatility Fund–23

LVIP U.S. Growth Allocation Managed Risk Fund a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP U.S. Growth Allocation Managed Risk Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund

2015 Annual Report Commentary (unaudited)

Advised by:

The LVIP U.S. Growth Allocation Managed Risk Fund returned (3.64%) (Standard Class shares with distributions reinvested) for the period May 1, 2015 (commencement of operations) through December 31, 2015, while its composite benchmark, the Managed Risk US Growth Allocation Composite1, returned (1.11%); and its broad-based benchmark index, the Wilshire 5000 Total Market IndexSM2, returned (1.46%) during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index3 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continued weakening in commodities. As measured by the Bloomberg UBS Commodity Index4, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index5 lost (0.81%) and the MSCI Emerging Markets NR Index6 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20 SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield7, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index8 posted total returns of 0.55% during the year.

The equity portion of the LVIP U.S. Growth Allocation Managed Risk Fund generally underperformed its composite benchmark during 2015. Contributors included LVIP T. Rowe Price Growth Stock Fund, LVIP MFS Value Fund and LVIP T. Rowe Price Structured Mid-Cap Growth Fund. Exposure to LVIP SSGA Small/Mid Cap 200 Fund and Franklin Rising Dividends VIP Fund detracted from results relative to the index.

The fixed income portion of the LVIP U.S. Growth Allocation Managed Risk Fund generally underperformed the fixed income portion of its respective composite benchmarks during 2015. Exposure to the LVIP Delaware Bond Fund detracted from results relative to the index.

The volatility management strategy is designed to reduce volatility and mitigate the impact of large equity market declines over multiple market cycles. During a year with mixed U.S. equity market returns, the overlay generally detracted from results relative to the benchmark in 2015. At points during the 3rd quarter of 2015 when the equity markets were volatile, the managed risk sub-strategy was successful in reducing the overall volatility of the Fund. During the 4th quarter when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP U.S. Growth Allocation Managed Risk Fund–1

LVIP U.S. Growth Allocation Managed Risk Fund

2015 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,636 for the Standard Class shares and to $9,620 for the Service Class shares. For comparison, look at how the Managed Risk US Growth Allocation Composite and Wilshire 5000 Total Market IndexSM did over the same period. The same $10,000 investment would have decreased to $9,889 and $9,854, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Total returns on investment	Ended 12/31/15
Standard Class Shares
Inception (5/1/15)	– 3.64%
Service Class Shares
Inception (5/1/15)	– 3.80%

1.

The Managed Risk US Growth Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation, the Fund’s adviser. The Managed Risk US Growth Composite is constructed as follows: 70% Wilshire 5000 Total Market IndexSM and 30% Barclays Capital U.S. Aggregate Bond Index.

2.

The Wilshire 5000 Total Market IndexSM (formerly known as the Wilshire 5000 Index) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

3.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

4.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

5.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

7.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

8.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP U.S. Growth Allocation Managed Risk Fund–2

LVIP U.S. Growth Allocation Managed Risk Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual*
Standard Class Shares	$1,000.00	$971.90	0.30%	$1.49
Service Class Shares	1,000.00	970.70	0.55%	2.73

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
Service Class Shares	1,000.00	1,022.43	0.55%	2.80

*	“Expenses Paid During Period“ are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests a significant portion of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial Statements for the Underlying Funds can be found at www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund–3

LVIP U.S. Growth Allocation Managed Risk Fund

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Affiliated Investment Companies	86.83%

Equity Funds	58.12%
Fixed Income Funds	28.71%
Unaffiliated Investment Companies	11.91%

Equity Funds	8.52%
Money Market Fund	3.39%
Total Value of Securities	98.74%

Receivables and Other Assets Net of Liabilities	1.26%

Total Net Assets	100.00%

LVIP U.S. Growth Allocation Managed Risk Fund–4

LVIP U.S. Growth Allocation Managed Risk Fund

Schedule of Investments

December 31, 2015

	Number of Shares	Value (U.S. $)

AFFILIATED INVESTMENT COMPANIES–86.83%
Equity Funds–58.12%
*Lincoln Variable Insurance Products Trust–
† LVIP Baron Growth Opportunities Fund	115,461	$4,840,237
LVIP MFS Value Fund	686,943	24,289,605
LVIP SSgA S&P 500 Index Fund	2,375,495	34,195,251
LVIP SSgA Small-Mid Cap 200 Fund	204,141	2,388,653
† LVIP T. Rowe Price Growth Stock Fund	1,257,900	41,800,001
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	1,038,865	21,916,933
LVIP Wellington Mid-Cap Value Fund	849,298	19,075,238

		148,505,918

Fixed Income Funds–28.71%
*Lincoln Variable Insurance Products Trust–
LVIP Delaware Bond Fund	2,698,846	36,677,316
LVIP SSgA Bond Index Fund	3,287,613	36,699,629

		73,376,945

Total Affiliated Investment Companies (Cost $227,102,437)		221,882,863

	Number of Shares	Value (U.S. $)

UNAFFILIATED INVESTMENT COMPANIES–11.91%
Equity Funds–8.52%
✢Franklin Rising Dividends VIP Fund	192,149	$4,853,675
**Invesco V.I. Diversified Dividend Fund	314,740	7,323,994
Oppenheimer Main Street Small Cap Fund VA Non-Service Shares	449,904	9,591,951

		21,769,620

Money Market Fund–3.39%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	8,651,073	8,651,073

		8,651,073

Total Unaffiliated Investment Companies (Cost $31,041,489)		30,420,693

TOTAL VALUE OF SECURITIES–98.74% (Cost $258,143,926)	252,303,556
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.26%	3,224,388

NET ASSETS APPLICABLE TO 26,875,984 SHARES OUTSTANDING–100.00%	$255,527,944

†  Non-income producing for the period.

*  Standard Class shares.

** Series I shares.

✢ Class 1 shares.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

(148)	E-mini Russell 2000 Index	$(16,748,377)	$(16,746,200)	3/19/16	$ 2,177
(311)	E-mini S&P 500 Index	(31,601,029)	(31,650,470)	3/19/16	(49,441)
					$(47,264)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

VA–Variable Annuity

V.I.–Variable Insurance

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–5

LVIP U.S. Growth Allocation Managed Risk Fund

Statement of Assets and Liabilities

December 31, 2015

ASSETS:
Investments in affiliated investment companies, at value	$221,882,863
Investments in unaffiliated investment companies, at value	30,420,693
Cash collateral held at broker for futures contracts	2,603,356
Receivables for fund shares sold	1,542,136
Dividends receivable from investment companies	90

TOTAL ASSETS	256,449,138

LIABILITIES:
Payables for investment companies purchased	693,390
Due to manager and affiliates	96,139
Cash overdraft	55,936
Net unrealized depreciation on futures contracts	47,264
Accrued expenses payable	22,937
Payables for fund shares redeemed	5,528

TOTAL LIABILITIES	921,194

TOTAL NET ASSETS	$255,527,944

Investments in affiliated investment companies, at cost	$227,102,437
Investments in unaffiliated investment companies, at cost	31,041,489

Standard Class :
Net Assets	$298,467
Shares Outstanding	31,396
Net Asset Value Per Share	$9.507

Service Class :
Net Assets	$255,229,477
Shares Outstanding	26,844,588
Net Asset Value Per Share	$9.508

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$262,214,455
Undistributed net investment income	70,177
Accumulated net realized loss on investments	(869,054)
Net unrealized depreciation of investments and derivatives	(5,887,634)

TOTAL NET ASSETS	$255,527,944

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–6

LVIP U.S. Growth Allocation Managed Risk Fund

Statement of Operations

May 1, 2015* to December 31, 2015

LVIP U.S. Growth Allocation Managed Risk Fund

Statement of Changes in Net Assets

INVESTMENT INCOME:
Dividends from affiliated investment companies	$2,650,743
Dividends from unaffiliated investment companies	75,006

2,725,749

EXPENSES:
Management fees	482,596
Distribution fees-Service Class	172,213
Accounting and administration expenses	23,020
Professional fees	22,964
Custodian fees	3,445
Reports and statements to shareholders	2,720
Trustees’ fees and expenses	543
Pricing fees	484
Other	51

708,036
Less management fees waived	(310,240)
Less expenses reimbursed	(10,717)

Total operating expenses	387,079

NET INVESTMENT INCOME	2,338,670

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from affiliated investment companies	2,391,512
Distributions from unaffiliated investment companies	135,401
Sale of investments in affiliated investment companies	(584,188)
Sale of investments in unaffiliated investment companies	(17,894)
Foreign currencies	(6)
Futures contracts	(2,112,686)

Net realized loss	(187,861)

Net change in unrealized appreciation (depreciation) of:
Investments in affiliated investment companies	(5,219,574)
Investments in unaffiliated investment companies	(620,796)
Futures contracts	(47,264)

Net change in unrealized appreciation (depreciation)	(5,887,634)

NET REALIZED AND UNREALIZED LOSS	(6,075,495)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,736,825)

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

5/1/15* to 12/31/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,338,670
Net realized loss	(187,861)
Net change in unrealized appreciation (depreciation)	(5,887,634)

Net decrease in net assets resulting from operations	(3,736,825)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(3,496)
Service Class	(2,525,925)
Net realized gain:
Standard Class	(512)
Service Class	(434,210)

(2,964,143)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	354,678
Service Class	265,790,679
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,008
Service Class	2,960,135

269,109,500

Cost of shares redeemed:
Standard Class	(50,556)
Service Class	(6,830,032)

(6,880,588)

Increase in net assets derived from capital share transactions	262,228,912

NET INCREASE IN NET ASSETS	255,527,944
NET ASSETS:
Beginning of period	—

End of period	$255,527,944

Undistributed net investment income	$70,177

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–7

LVIP U.S. Growth Allocation Managed Risk Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	LVIP U.S. Growth Allocation Managed Risk Fund
	Standard Class 5/1/15[1] to 12/31/15	Service Class 5/1/15[1] to 12/31/15

Net asset value, beginning of period	$10.000	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.236	0.219
Net realized and unrealized loss	(0.600)	(0.599)

Total from investment operations	(0.364)	(0.380)

Less dividends and distributions from:
Net investment income	(0.113)	(0.096)
Net realized gain	(0.016)	(0.016)

Total dividends and distributions	(0.129)	(0.112)

Net asset value, end of period	$9.507	$9.508

Total return[3]	(3.64% )	(3.80% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$298	$255,230
Ratio of expenses to average net assets[4]	0.31%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%	1.02%
Ratio of net investment income to average net assets	3.61%	3.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.15%	2.90%
Portfolio turnover	9%	9%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–8

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests a significant portion of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax position expected to be taken on the Fund’s federal income tax return for the open tax year (December 31, 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense, and penalties in other expenses on the Statement of Operations. During the period May 1, 2015* through December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain / loss are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP U.S. Growth Allocation Managed Risk Fund–9

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the period May 1, 2015* through December 31, 2015.

* Date of commencement of operations.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, the Fund’s risk management strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC). LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.45% of the average daily net asset of the Fund. This agreement will continue through at least April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.35% of the average daily net assets for the Standard Class and 0.60% for the Service Class. This agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2015* through December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$2,043
Legal	601

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $368 for the period May 1, 2015* to December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $214 for the period May 1, 2015* to December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$48,098
Distribution fees payable to LFD	48,041

LVIP U.S. Growth Allocation Managed Risk Fund–10

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Affiliated investment companies, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the investments companies’ outstanding securities (non-LVIP Funds). Investments in companies considered to be affiliates of the Fund were as follows:

	Value 5/1/15*	Purchases	Proceeds	Net Realized Gain (Loss)	Value 12/31/15	Dividends	Capital Gain Distributions
LVIP Baron Growth Opportunities Fund	$—	$7,273,825	$1,960,244	$(159,796)	$4,840,237	$—	$187,649
LVIP Delaware Bond Fund	—	37,874,685	329,670	(1,854)	36,677,316	728,897	59,680
LVIP MFS Value Fund	—	25,355,882	280,002	(12,651)	24,289,605	438,113	311,280
LVIP Wellington Mid-Cap Value Fund	—	19,874,568	238,551	(12,883)	19,075,238	92,437	—
LVIP PIMCO Low Duration Bond Fund	—	3,164,744	3,162,837	(1,907)	—	—	—
LVIP SSgA Bond Index Fund	—	37,560,018	48,420	(66)	36,699,629	746,554	—
LVIP SSgA S&P 500 Index Fund	—	34,857,299	41,964	(1,366)	34,195,251	565,854	149,110
LVIP SSgA Small-Mid Cap 200 Fund	—	4,828,119	1,952,577	(190,723)	2,388,653	54,331	179,714
LVIP T. Rowe Price Growth Stock Fund	—	42,253,741	401,687	(20,961)	41,800,001	—	738,874
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	—	24,893,446	1,833,749	(181,981)	21,916,933	24,557	765,205

Total	$—	$237,936,327	$10,249,701	$(584,188)	$221,882,863	$2,650,743	$2,391,512

* Date of commencement of operations.

3. Investments

For the period May 1, 2015* through December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$260,446,900
Sales	10,351,965

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$258,663,203

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(6,359,647)

Net unrealized depreciation	$(6,359,647)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

LVIP U.S. Growth Allocation Managed Risk Fund–11

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$252,303,556

Futures Contracts	$(47,264)

There were no Level 3 investments at the end of the period.

During the period May 1, 2015* through December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

* Date of commencement of operations.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2015* through December 31, 2015 was as follows:

5/1/15* to 12/31/15
Ordinary income	$2,529,421
Long-term capital gains	434,722

Total	$2,964,143

* Date of commencement of operations.

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$262,214,455
Undistributed ordinary income	70,177
Qualified late year capital losses deferred	(397,041)
Net unrealized depreciation	(6,359,647)

Net assets	$255,527,944

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from November 1, 2015 through December 31, 2015, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

LVIP U.S. Growth Allocation Managed Risk Fund–12

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to disallowed expenses, tax treatment of distributions received from Underlying Funds, and foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the period May 1, 2015* through December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$260,928	$(246,471)	$(14,457)

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had no capital loss carryforwards for federal income tax purposes.

* Date of commencement of operations.

6. Capital Shares

Transactions in capital shares were as follows:

5/1/15* to 12/31/15
Shares sold:
Standard Class	36,278
Service Class	27,239,914
Shares issued upon reinvestment of dividends and distributions:
Standard Class	420
Service Class	310,124

27,586,736

Shares redeemed:
Standard Class	(5,302)
Service Class	(705,450)

(710,752)

Net increase	26,875,984

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

LVIP U.S. Growth Allocation Managed Risk Fund–13

LVIP U.S. Growth Allocation Managed Risk Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (Futures contracts)	Net unrealized depreciation from open futures contracts	$2,177	Net unrealized depreciation from open futures contracts	$(49,441)

The effect of derivative instruments on the Statement of Operations for the period May 1, 2015* through December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change unrealized appreciation (depreciation) of futures contracts	$(2,112,686)	$(47,264)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the period May 1, 2015* through December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the period May 1, 2015* through December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$123,484	$10,996,464

* Date of commencement of operations.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser, and revised risks. Milliman Financial Risk Management LLC will be added as an additional sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP U.S. Growth Allocation Managed Risk Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP U.S. Growth Allocation Managed Risk Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the LVIP U.S. Growth Allocation Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP U.S. Growth Allocation Managed Risk Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2015 (commencement of operations) to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP U.S. Growth Allocation Managed Risk Fund–15

LVIP U.S. Growth Allocation Managed Risk Fund

Other Fund Information (unaudited)

Tax Information

For the period May 1, 2015* through December 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
14.67%	85.33%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

* Date of commencement of operations.

LVIP U.S. Growth Allocation Managed Risk Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP U.S. Growth Allocation Managed Risk Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP U.S. Growth Allocation Managed Risk Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP U.S. Growth Allocation Managed Risk Fund–19

LVIP Wellington Capital Growth Fund (formerly LVIP Capital Growth Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Wellington Capital Growth Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned 9.42% (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 1000® Growth Index1, returned 5.67%.

US equities, as measured by the S&P 500® Index2, rose modestly during the twelve-month period. US stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the US Federal Reserve’s hesitation to raise rates as US domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite Index3 topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

Stock selection was the primary contributor to relative outperformance, driven by holdings in consumer discretionary, industrials, health care, and financials. Sector allocation, largely the result of our bottom-up stock selection process, also contributed positively to relative outperformance. Underweight allocations to the poor performing energy and industrials sectors, as well as an overweight allocation to the strong performing consumer discretionary sector, contributed positively to relative performance. Modestly offsetting these positive results was an underweight to consumer staples that weighed on relative results.

Top contributors to relative performance included Amazon.com (consumer discretionary), Netflix (consumer discretionary), and Equifax (industrials). We exited our position in Netflix prior to the end of the period at what we believe was a full valuation. The largest detractors from relative performance during the period were an underweight to Microsoft (information technology), and over weights to Kansas City Southern (industrials) and Harley-Davidson (consumer discretionary). We sold our position in Microsoft earlier in the year favoring exposure to the growth of cloud computing through Amazon, the market leader.

From a sector perspective, consumer discretionary remains our largest overweight. We ended the period with our largest underweights in consumer staples, telecommunication services, and materials expansion.

The Fund did not utilize derivatives during the period.

Looking forward into 2016, while geopolitical risks persist and depth of the economic slowdown in China remains difficult to forecast, we continue to believe that the base case for the US remains one of moderate growth. Challenges in the energy sector are offset by the benefit of low fuel prices on consumer spending. In addition, a strong employment environment supports the US consumer. In other parts of the developed world, monetary policy in the EU and Japan remain supportive, though growth in those economies is likely to lag the US. Faced with this uncertain economic outlook, we have largely maintained the portfolio’s exposure to secular trends and long-cycle growth, such as the recovery of the US housing market. This positioning should prove beneficial in a slower, albeit positive, global economic environment. We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth.

Andrew J. Shilling, CFA

Wellington Management Company LLP

Wellington Management Company LLP, is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Lincoln Investment Advisors Corporation.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,589. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $22,681. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Wellington Capital Growth Fund–1

LVIP Wellington Capital Growth Fund

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	+ 9.42%

Five Years	+12.42%

Ten Years	+ 7.49%

Service Class Shares

One Year	+ 9.15%

Five Years	+12.14%

Inception (4/30/07)	+ 7.41%

1.	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.	The Nasdaq Composite Index is a broad-based capitalization-weighted index of stocks in all three Nasdaq tiers: Global Select, Global Market and Capital Market.

LVIP Wellington Capital Growth Fund–2

LVIP Wellington Capital Growth Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life}) and Lincoln Life & Annuity Company of New York (”LNY“). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$1,028.00	0.74%	$3.78
Service Class Shares	1,000.00	1,026.80	0.99%	5.06

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.48	0.74%	$3.77
Service Class Shares	1,000.00	1,020.21	0.99%	5.04

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Capital Growth Fund–3

LVIP Wellington Capital Growth Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.76%

Aerospace & Defense	0.10%
Auto Components	0.79%
Automobiles	0.94%
Beverages	3.17%
Biotechnology	6.03%
Building Products	1.48%
Capital Markets	1.10%
Chemicals	1.61%
Commercial Services & Supplies	1.03%
Construction Materials	0.76%
Diversified Financial Services	1.59%
Electrical Equipment	1.23%
Electronic Equipment, Instruments & Components	1.37%
Food & Staples Retailing	1.50%
Food Products	2.00%
Health Care Equipment & Supplies	3.13%
Health Care Providers & Services	1.69%
Health Care Technology	2.29%
Hotels, Restaurants & Leisure	3.84%
Household Durables	4.71%
Insurance	2.03%
Internet & Catalog Retail	5.42%
Internet Software & Services	9.26%
IT Services	8.80%
Life Sciences Tools & Services	1.51%
Oil, Gas & Consumable Fuels	0.19%
Personal Products	1.91%
Pharmaceuticals	4.46%
Professional Services	6.16%
Real Estate Investment Trusts	1.44%
Road & Rail	1.09%
Software	5.26%
Specialty Retail	8.17%
Technology Hardware, Storage & Peripherals	3.70%

Money Market Fund	0.39%

Total Value of Securities	100.15%

Liabilities Net of Receivables and Other Assets	(0.15%)

Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Alphabet	4.91%
Amazon.com	4.63%
Apple	3.70%
Home Depot	3.47%
Facebook	2.75%
Bristol-Myers Squibb	2.72%
MasterCard	2.58%
Visa	2.18%
Mondelez International	2.00%
Lowe’s	1.92%

Total	30.86%

IT–Information Technology

LVIP Wellington Capital Growth Fund–4

LVIP Wellington Capital Growth Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–99.76%
Aerospace & Defense–0.10%
Lockheed Martin	2,075	$450,586

		450,586

Auto Components–0.79%
BorgWarner	83,335	3,602,572

		3,602,572

Automobiles–0.94%
Harley-Davidson	93,860	4,260,305

		4,260,305

Beverages–3.17%
†Monster Beverage	54,561	8,127,407
PepsiCo	62,606	6,255,592

		14,382,999

Biotechnology–6.03%
†Celgene	19,425	2,326,338
Gilead Sciences	83,311	8,430,240
†Medivation	82,304	3,978,575
†Regeneron Pharmaceuticals	14,785	8,026,333
†Vertex Pharmaceuticals	36,798	4,630,292

		27,391,778

Building Products–1.48%
Fortune Brands Home & Security	121,249	6,729,320

		6,729,320

Capital Markets–1.10%
BlackRock	14,639	4,984,872

		4,984,872

Chemicals–1.61%
Sherwin-Williams	28,220	7,325,912

		7,325,912

Commercial Services & Supplies–1.03%
†Stericycle	38,916	4,693,270

		4,693,270

Construction Materials–0.76%
Eagle Materials	56,756	3,429,765

		3,429,765

Diversified Financial Services–1.59%
Intercontinental Exchange	15,556	3,986,381
MSCI	44,960	3,242,965

		7,229,346

Electrical Equipment–1.23%
AMETEK	104,527	5,601,602

		5,601,602

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electronic Equipment, Instruments & Components–1.37%
CDW	147,789	$6,213,050

		6,213,050

Food & Staples Retailing–1.50%
CVS Health	69,657	6,810,365

		6,810,365

Food Products–2.00%
Mondelez International	202,458	9,078,217

		9,078,217

Health Care Equipment & Supplies–3.13%
†Edwards Lifesciences	100,101	7,905,977
Medtronic	82,014	6,308,517

		14,214,494

Health Care Providers & Services–1.69%
McKesson	11,485	2,265,187
UnitedHealth Group	45,969	5,407,793

		7,672,980

Health Care Technology–2.29%
†Cerner	91,552	5,508,684
†IMS Health Holdings	192,690	4,907,814

		10,416,498

Hotels, Restaurants & Leisure–3.84%
Dunkin’ Brands Group	112,151	4,776,511
Las Vegas Sands	102,983	4,514,775
Starbucks	61,307	3,680,259
Wyndham Worldwide	48,461	3,520,692
Wynn Resorts	13,602	941,122

		17,433,359

Household Durables–4.71%
Harman International Industries	60,937	5,740,875
Horton (D.R.)	257,777	8,256,597
Lennar Class A	151,439	7,406,881

		21,404,353

Insurance–2.03%
†Markel	7,069	6,244,401
Marsh & McLennan	53,749	2,980,382

		9,224,783

Internet & Catalog Retail–5.42%
†Amazon.com	31,136	21,044,511
†Priceline Group	2,815	3,588,984

		24,633,495

Internet Software & Services–9.26%
†Alibaba Group Holding ADR	57,218	4,650,107
†Alphabet Class C	29,372	22,289,823
†Facebook Class A	119,285	12,484,368
†Zillow Group	24,645	641,756

LVIP Wellington Capital Growth Fund–5

LVIP Wellington Capital Growth Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Internet Software & Services (continued)
†Zillow Group Class C	85,140	$1,999,087

		42,065,141

IT Services–8.80%
†Alliance Data Systems	21,830	6,037,523
†Cognizant Technology Solutions Class A	103,467	6,210,089
†FleetCor Technologies	42,589	6,087,246
MasterCard Class A	120,547	11,736,456
Visa Class A	127,955	9,922,910

		39,994,224

Life Sciences Tools & Services–1.51%
†Illumina	35,810	6,873,550

		6,873,550

Oil, Gas & Consumable Fuels–0.19%
†Cobalt International Energy	162,870	879,498

		879,498

Personal Products–1.91%
Estee Lauder Class A	98,569	8,679,986

		8,679,986

Pharmaceuticals–4.46%
†Allergan	25,212	7,878,750
Bristol-Myers Squibb	179,821	12,369,887

		20,248,637

Professional Services–6.16%
Equifax	66,126	7,364,453
†IHS Class A	50,395	5,968,280
Nielsen Holdings	153,915	7,172,439
†TransUnion	75,632	2,085,174
†Verisk Analytics Class A	69,886	5,372,836

		27,963,182

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Real Estate Investment Trusts–1.44%
American Tower	67,637	$6,557,407

		6,557,407

Road & Rail–1.09%
Hunt (J.B.) Transport Services	31,675	2,323,678
Kansas City Southern	35,132	2,623,306

		4,946,984

Software–5.26%
†Adobe Systems	72,909	6,849,071
†salesforce.com	93,678	7,344,355
† ServiceNow	66,891	5,790,085
†Workday Class A	48,913	3,897,388

		23,880,899

Specialty Retail–8.17%
†AutoZone	10,654	7,904,309
Home Depot	119,104	15,751,504
Lowe’s	114,765	8,726,731
Ross Stores	88,157	4,743,728

		37,126,272

Technology Hardware, Storage & Peripherals–3.70%
Apple	159,749	16,815,180

		16,815,180

Total Common Stock (Cost $322,818,988)		453,214,881

MONEY MARKET FUND–0.39%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	1,760,612	1,760,612

Total Money Market Fund (Cost $1,760,612)		1,760,612

TOTAL VALUE OF SECURITIES–100.15% (Cost $324,579,600)	454,975,493
«LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.15%)	(695,206)

NET ASSETS APPLICABLE TO 11,780,237 SHARES OUTSTANDING–100.00%	$454,280,287

NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($136,262,436 / 3,496,266 Shares)	$38.974

NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($318,017,851 / 8,283,971 Shares)	$38.390

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$288,519,811
Accumulated net realized gain on investments	35,364,583
Net unrealized appreciation of investments	130,395,893

Total net assets	$454,280,287

LVIP Wellington Capital Growth Fund–6

LVIP Wellington Capital Growth Fund

Statement of Net Assets (continued)

†	Non-income producing for the period.

«	Includes $439,467 payable for securities purchased, $161,658 payable for fund shares redeemed and $334,966 due to manager and affiliates as of December 31, 2015.

Summary of Abbreviations:

ADR–American Depositary Receipt

IT–Information Technology

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–7

LVIP Wellington Capital Growth Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$4,130,806
Foreign tax withheld	(28,038)

4,102,768

EXPENSES:
Management fees	3,146,739
Distribution fees-Service Class	801,128
Accounting and administration expenses	108,574
Reports and statements to shareholders	77,255
Professional fees	32,896
Trustees’ fees and expenses	10,842
Custodian fees	6,358
Consulting fees	2,035
Pricing fees	347
Other	4,005

Total operating expenses	4,190,179

NET INVESTMENT LOSS	(87,411)

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	36,011,390
Net change in unrealized appreciation (depreciation) of investments	4,631,795

NET REALIZED AND UNREALIZED GAIN	40,643,185

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,555,774

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(87,411)	$145,966
Net realized gain	36,011,390	71,236,016
Net change in unrealized appreciation (depreciation)	4,631,795	(22,952,036)

Net increase in net assets resulting from operations	40,555,774	48,429,946

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	—	(232,483)
Net realized gain:
Standard Class	(19,621,459)	(208,195)
Service Class	(46,446,517)	(503,840)

	(66,067,976)	(944,518)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,252,098	4,786,821
Service Class	33,779,244	16,754,048
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	19,621,459	440,678
Service Class	46,446,517	503,840

	107,099,318	22,485,387

Cost of shares redeemed:
Standard Class	(17,688,856)	(14,948,031)
Service Class	(63,759,235)	(57,641,424)

	(81,448,091)	(72,589,455)

Increase (decrease) in net assets derived from capital share transactions	25,651,227	(50,104,068)

NET INCREASE (DECREASE) IN NET ASSETS	139,025	(2,618,640)
NET ASSETS:
Beginning of year	454,141,262	456,759,902

End of year	$454,280,287	$454,141,262

Undistributed net investment income	$—	$—

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–8

LVIP Wellington Capital Growth Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$41.894	$37.738	$27.748	$23.305	$25.613

Income (loss) from investment operations:
Net investment income[1]	0.066	0.083	0.049	0.042	0.019
Net realized and unrealized gain (loss)	3.557	4.211	9.941	4.401	(2.327)

Total from investment operations	3.623	4.294	9.990	4.443	(2.308)

Less dividends and distributions from:
Net investment income	—	(0.073)	—	—	—
Net realized gain	(6.543)	(0.065)	—	—	—

Total dividends and distributions	(6.543)	(0.138)	—	—	—

Net asset value, end of period	$38.974	$41.894	$37.738	$27.748	$23.305

Total return[2]	9.42%	11.37%	36.00%	19.06%	(9.01% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$136,262	$134,373	$130,399	$104,645	$96,924
Ratio of expenses to average net assets	0.74%	0.74%	0.76%	0.78%	0.79%
Ratio of net investment income to average net assets	0.16%	0.21%	0.15%	0.16%	0.08%
Portfolio turnover	33%	45%	47%	64%	37%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–9

LVIP Wellington Capital Growth Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/15	12/31/14	12/31/13		12/31/12		12/31/11

Net asset value, beginning of period	$41.459	$37.377	$27.551		$23.197		$25.559

Income (loss) from investment operations:
Net investment loss[1]	(0.040)	(0.015)	(0.032)		(0.025)		(0.044)
Net realized and unrealized gain (loss)	3.514	4.162	9.858		4.379		(2.318)

Total from investment operations	3.474	4.147	9.826		4.354		(2.362)

Less dividends and distributions from:
Net realized gain	(6.543)	(0.065)	—		—		—

Total dividends and distributions	(6.543)	(0.065)	—		—		—

Net asset value, end of period	$38.390	$41.459	$37.377		$27.551		$23.197

Total return[2]	9.15%	11.09%	35.66%		18.77%		(9.24% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$318,018	$319,768	$326,361		$274,248		$200,602
Ratio of expenses to average net assets	0.99%	0.99%	1.01%		1.03%		1.04%
Ratio of net investment loss to average net assets	(0.09% )	(0.04% )	(0.10%	)	(0.09%	)	(0.17% )
Portfolio turnover	33%	45%	47%		64%		37%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Capital Growth Fund–10

LVIP Wellington Capital Growth Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Open-end investment companies are valued at their published net asset value. Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

LVIP Wellington Capital Growth Fund–11

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain on investments” on the Statement of Operations and totaled $1,727 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions with Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the average daily net assets of the Fund; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the average daily net assets of the Fund in excess of $1 billion.

Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$19,640
Legal.	5,492

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $68,632 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12-b1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$267,080
Distribution fees payable to LFD	67,886

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$148,222,761
Sales	188,747,762

LVIP Wellington Capital Growth Fund–12

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

3. Investments (continued)

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$324,895,578

Aggregate unrealized appreciation	$141,604,673
Aggregate unrealized depreciation	(11,524,758)

Net unrealized appreciation	$130,079,915

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Common Stock	$453,214,881
Money Market Fund	1,760,612

Total	$454,975,493

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$236,844	$944,518
Long-term capital gains	65,831,132	—

Total	$66,067,976	$944,518

LVIP Wellington Capital Growth Fund–13

LVIP Wellington Capital Growth Fund

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$288,519,811
Undistributed long-term capital gains	35,680,561
Net unrealized appreciation	130,079,915

Net assets	$454,280,287

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating loss and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$87,411	$(2,351)	$(85,060)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	175,596	121,465
Service Class	807,725	438,397
Shares issued upon reinvestment of dividends and distributions:
Standard Class	528,396	10,417
Service Class	1,268,961	12,034

	2,780,678	582,313

Shares redeemed:
Standard Class	(415,182)	(379,787)
Service Class	(1,505,524)	(1,469,292)

	(1,920,706)	(1,849,079)

Net increase (decrease)	859,972	(1,266,766)

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

8. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or dosclosure in the Fund’s financial statements.

LVIP Wellington Capital Growth Fund–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Wellington Capital Growth Fund

We have audited the accompanying statement of net assets of the LVIP Wellington Capital Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wellington Capital Growth Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Wellington Capital Growth Fund–15

LVIP Wellington Capital Growth Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
99.64%	0.36%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

LVIP Wellington Capital Growth Fund–16

LVIP Wellington Capital Growth Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category for the Fund. The Board noted that the investment management fees were the same as the median investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth TR USD Index. The Board noted that the Fund’s total return was above the median return of the Morningstar peer group and the benchmark index for the one and three year periods, above the median return of the Morningstar peer group and below the benchmark index for the five year period and below the median return of the Morningstar peer group and the benchmark index for the ten year period. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains a breakpoint, and noted that the subadvisory fee charged to the Fund was higher than the fees charged to other registered investment companies sub-advised by Wellington. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and client relationships and in light of the scope and quality of the services provided. The Board considered that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement raises Wellington’s general profile with the investing public and it has the ability to obtain research with soft dollars that may be used for the benefit of other clients of Wellington.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Wellington Capital Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Wellington Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Wellington Capital Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015

Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.

				N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Wellington Capital Growth Fund–20

LVIP Wellington Mid-Cap Value Fund (formerly LVIP Mid-Cap Value Fund) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP Wellington Mid-Cap Value Fund

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Mid-Cap Value Fund

2015 Annual Report Commentary (unaudited)

Managed by:

The Fund returned (1.52%) (Standard Class shares with distributions reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the Russell 2500TM Value Index1 returned (5.49%).

US equities, as measured by the S&P 500® Index2, rose modestly during the twelve-month period. US stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the US Federal Reserve’s hesitation to raise rates as US domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite3 topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

Stock selection was the primary contributor to relative performance during the period, driven by strong selection in energy, financials, consumer discretionary, and materials. Weaker selection in industrials, utilities, and telecommunication services modestly offset these positive results. Sector allocation, a fall out of our bottom-up stock selection process, detracted from relative performance during the period. An underweight allocation to financials and overweight allocations to the poor performing materials and consumer discretionary sectors weighed on relative results.

Top contributors to benchmark relative outperformance in 2015 included Ono Pharmaceutical (health care), Extra Space Storage (financials), and Equity Lifestyle Properties (financials). Among the top detractors from relative performance were Performance Sports (consumer discretionary), Brookdale Senior Living (health care), and Verint Systems (information technology).

From a positioning perspective, consumer discretionary is our largest overweight, followed by materials and information technology. We ended the period most underweight the financials, utilities, and consumer staples sectors.

The Fund did not utilize derivatives during the period.

In terms of our approach going forward, we acknowledge the elevated risk level. We may be less forgiving of companies falling short on fundamentals. We are fortunate to have fixed income experts who can share their views on the credit quality of our existing and potential holdings. As we have done in the energy sector, if stress levels increase in other areas we will seek to upgrade quality, while maintaining our value discipline and not paying excessive safety premiums. We strive to be prudent, but also retain the kind of upside in better markets that you expect from us. We believe this combination will serve our clients and shareholders well over the longer term.

James N. Mordy

Wellington Management Company LLP

Wellington Management Company LLP, is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Lincoln Investment Advisors Corporation.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Wellington Mid-Cap Value Fund–1

LVIP Wellington Mid-Cap Value Fund

2015 Annual Report Commentary (continued)

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Mid-Cap Value Fund Standard Class shares on 12/31/05. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,156. For comparison, look at how the Russell 2500TM Value Index did over the same period. The same $10,000 investment would have increased to $18,781. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	–	1.52%

Five Years	+	10.00%

Ten Years	+	7.26%

Service Class Shares

One Year	–	1.76%

Five Years	+	9.72%

Inception (4/30/07)	+	4.85%

1.	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The NASDAQ Composite is a stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market. Along with the Dow Jones Average and S&P 500® Index, it is one of the three most-followed indices in U.S. stock markets. The composition of the NASDAQ Composite is heavily weighted towards information technology companies.

LVIP Wellington Mid-Cap Value Fund–2

LVIP Wellington Mid-Cap Value Fund

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled, “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$ 940.90	0.95%	$4.65
Service Class Shares	1,000.00	939.70	1.20%	5.87

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.42	0.95%	$4.84
Service Class Shares	1,000.00	1,019.16	1.20%	6.11

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Mid-Cap Value Fund–3

LVIP Wellington Mid-Cap Value Fund

Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)

As of December 31, 2015

Sector designations may be different than the sector designations presented in other Fund materials.

Security Type/Sector	Percentage of Net Assets

Common Stock	98.30%

Aerospace & Defense	4.36%
Auto Components	0.78%
Banks	8.46%
Building Products	1.15%
Capital Markets	0.43%
Chemicals	4.58%
Communications Equipment	1.08%
Containers & Packaging	1.38%
Diversified Financial Services	1.54%
Electric Utilities	3.14%
Electrical Equipment	4.24%
Electronic Equipment, Instruments & Components	2.03%
Energy Equipment & Services	0.03%
Food Products	1.74%
Gas Utilities	1.93%
Health Care Providers & Services	1.42%
Hotels, Restaurants & Leisure	1.77%
Household Durables	5.28%
Insurance	9.57%
IT Services	1.39%
Leisure Products	1.12%
Machinery	1.57%
Media	3.21%
Metals & Mining	0.41%
Multi-Utilities	1.14%
Oil, Gas & Consumable Fuels	5.79%
Paper & Forest Products	2.43%
Pharmaceuticals	2.86%
Real Estate Investment Trusts	8.31%
Real Estate Management & Development	1.44%
Road & Rail	1.13%
Semiconductors & Semiconductor Equipment	4.94%
Software	1.66%
Specialty Retail	1.39%
Textiles, Apparel & Luxury Goods	1.83%
Thrifts & Mortgage Finance	1.39%
Trading Companies & Distributors	0.86%
Wireless Telecommunication Services	0.52%

Money Market Fund	1.94%

Total Value of Securities	100.24%

Liabilities Net of Receivables and Other Assets	(0.24%)

Total Net Assets	100.00%

Holdings are for informational purpose only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

Equity LifeStyle Properties	2.18%
Unum Group	2.16%
Zions Bancorporation	2.14%
Diamondback Energy	2.13%
Reinsurance Group of America	2.11%
Ono Pharmaceutical	2.07%
Hubbell	2.04%
Arrow Electronics	2.03%
Comerica	2.02%
UGI	1.93%

Total	20.81%

IT–Information Technology

LVIP Wellington Mid-Cap Value Fund–4

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

COMMON STOCK–98.30%
Aerospace & Defense–4.36%
Curtiss-Wright	23,884	$1,636,054
†Esterline Technologies	23,554	1,907,874
†Moog Class A	35,789	2,168,813
Orbital ATK	3,558	317,872

		6,030,613

Auto Components–0.78%
Goodyear Tire & Rubber	32,923	1,075,594

		1,075,594

Banks–8.46%
BankUnited	57,076	2,058,161
CIT Group	18,641	740,048
Comerica	66,797	2,794,119
IBERIABANK	36,900	2,032,083
South State	15,627	1,124,363
Zions Bancorporation	108,403	2,959,402

		11,708,176

Building Products–1.15%
Sanwa Holdings	201,300	1,592,016

		1,592,016

Capital Markets–0.43%
Raymond James Financial	10,100	585,497
†*@=Solar Cayman Escrow	26,800	5,789

		591,286

Chemicals–4.58%
Cabot	42,656	1,743,777
Celanese Class A	22,208	1,495,265
Huntsman	72,349	822,608
Methanex	68,925	2,275,214

		6,336,864

Communications Equipment–1.08%
†ARRIS Group	48,980	1,497,319

		1,497,319

Containers & Packaging–1.38%
Bemis	32,667	1,459,888
Packaging Corp of America	7,250	457,114

		1,917,002

Diversified Financial Services–1.54%

MSCI	29,663	2,139,592

		2,139,592

Electric Utilities–3.14%
Great Plains Energy	50,503	1,379,237
Portland General Electric	51,012	1,855,306
Westar Energy	26,218	1,111,905

		4,346,448

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Electrical Equipment–4.24%
†Generac Holdings	48,801	$1,452,806
Hubbell	27,901	2,819,117
†Sensata Technologies Holding	34,875	1,606,343

		5,878,266

Electronic Equipment, Instruments & Components–2.03%
†Arrow Electronics	51,952	2,814,759

		2,814,759

Energy Equipment & Services–0.03%
†Trican Well Service	90,300	41,759

		41,759

Food Products–1.74%
Ingredion	25,196	2,414,785

		2,414,785

Gas Utilities–1.93%
UGI	78,999	2,667,006

		2,667,006

Health Care Providers & Services–1.42%
†Brookdale Senior Living	38,338	707,719
†Envision Healthcare Holdings	48,295	1,254,221

		1,961,940

Hotels, Restaurants & Leisure–1.77%
†Norwegian Cruise Line Holdings	41,851	2,452,469

		2,452,469

Household Durables–5.28%
DR Horton	50,022	1,602,205
Lennar Class A	46,905	2,294,124
Newell Rubbermaid	37,222	1,640,746
PulteGroup	43,471	774,653
†Toll Brothers	29,867	994,571

		7,306,299

Insurance–9.57%
Argo Group International Holdings	31,477	1,883,584
CNO Financial Group	73,728	1,407,468
Hanover Insurance Group	21,656	1,761,499
Reinsurance Group of America	34,180	2,924,099
Unum Group	89,701	2,986,146
XL Group	58,346	2,285,996

		13,248,792

IT Services–1.39%
Booz Allen Hamilton Holding	62,267	1,920,937

		1,920,937

Leisure Products–1.12%
†Performance Sports Group	160,868	1,549,159

		1,549,159

LVIP Wellington Mid-Cap Value Fund–5

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Machinery–1.57%
Barnes Group	61,412	$2,173,371

		2,173,371

Media–3.21%
Interpublic Group	76,825	1,788,486
†Markit	38,080	1,148,874
Quebecor Class B	61,600	1,508,008

		4,445,368

Metals & Mining–0.41%
Steel Dynamics	32,132	574,199

		574,199

Multi-Utilities–1.14%
Alliant Energy	25,332	1,581,983

		1,581,983

Oil, Gas & Consumable Fuels–5.79%
†Cobalt International Energy	137,268	741,247
†Diamondback Energy	44,076	2,948,684
Energen	17,437	714,743
HollyFrontier	10,618	423,552
†Newfield Exploration	58,443	1,902,904
QEP Resources	96,490	1,292,966

		8,024,096

Paper & Forest Products–2.43%
KapStone Paper and Packaging	36,924	834,113
†Louisiana-Pacific	140,220	2,525,362

		3,359,475

Pharmaceuticals–2.86%
Almirall	53,950	1,090,340
Ono Pharmaceutical	16,110	2,872,482

		3,962,822

Real Estate Investment Trusts–8.31%
American Assets Trust	47,044	1,804,137
Blackstone Mortgage Trust	35,181	941,444
Equity LifeStyle Properties	45,286	3,019,217
Extra Space Storage	29,426	2,595,667
PS Business Parks	19,917	1,741,343
SL Green Realty	12,429	1,404,228

		11,506,036

Real Estate Management & Development–1.44%
†Forest City Enterprises Class A	90,916	1,993,788

		1,993,788

Road & Rail–1.13%
†Genesee & Wyoming	29,042	1,559,265

		1,559,265

Semiconductors & Semiconductor Equipment–4.94%
†Microsemi	68,763	2,240,986

	Number of Shares	Value (U.S. $)

COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Qorvo	35,248	$1,794,123
Silicon Motion Technology ADR	37,370	1,171,923
†Synaptics	20,259	1,627,608

		6,834,640

Software–1.66%
†Verint Systems	56,733	2,301,090

		2,301,090

Specialty Retail–1.39%
DSW Class A	80,559	1,922,138

		1,922,138

Textiles, Apparel & Luxury Goods–1.83%
†Global Brands Group Holding	8,764,000	1,659,609
Samsonite International	290,700	871,210

		2,530,819

Thrifts & Mortgage Finance–1.39%
EverBank Financial	58,211	930,212
Provident Financial Services	49,536	998,150

		1,928,362

Trading Companies & Distributors–0.86%
Rexel	58,524	779,256
†WESCO International	9,459	413,169

		1,192,425

Wireless Telecommunication Services–0.52%
Millicom International Cellular SDR	12,536	719,108

		719,108

Total Common Stock (Cost $113,455,579)		136,100,066

MONEY MARKET FUND–1.94%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	2,676,254	2,676,254

Total Money Market Fund (Cost $2,676,254)		2,676,254

LVIP Wellington Mid-Cap Value Fund–6

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets (continued)

TOTAL VALUE OF SECURITIES–100.24% (Cost $116,131,833)	$138,776,320
êLIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.24%)	(325,643)

NET ASSETS APPLICABLE TO 6,173,929 SHARES OUTSTANDING–100.00%	$138,450,677

NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND STANDARD CLASS ($58,588,516 / 2,608,576 Shares)	$22.460
NET ASSET VALUE PER SHARE–LVIP WELLINGTON MID-CAP VALUE FUND SERVICE CLASS ($79,862,161 / 3,565,353 Shares)	$22.400

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$117,665,085
Distributions in excess of net investment income	(5,362)
Accumulated net realized loss on investments	(1,852,833)
Net unrealized appreciation of investments and derivatives	22,643,787

Total net assets	$138,450,677

†	Non-income producing for the period.

*	Common Stock Unit.

ê	Includes $662,375 payable for securities purchased, $118,600 due to manager and affiliates, and $59,980 payable for fund shares redeemed as of December 31, 2015.

@	Illiquid security. At December 31, 2015, the aggregate value of illiquid securities was $5,789, which represents 0.00% of the Fund’s net assets. See Note 8 in “Notes to Financial Statements.”

=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2015, the aggregate value of fair valued securities was $5,789, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

The following foreign currency exchange contracts were outstanding at December 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	EUR	1,487	USD	(1,623)	1/4/16	$ (6)
BCLY	EUR	2,081	USD	(2,271)	1/5/16	(9)
BCLY	SEK	12,603	USD	(1,495)	1/5/16	(3)
HSBC	HKD	40,499	USD	(5,225)	1/5/16	1
HSBC	JPY	(16,928,034)	USD	140,422	1/4/16	(422)
RBC	CAD	3,378	USD	(2,433)	1/5/16	7

						$(432)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

LVIP Wellington Mid-Cap Value Fund–7

LVIP Wellington Mid-Cap Value Fund

Statement of Net Assets (continued)

Summary of Abbreviations:

ADR–American Depositary Receipt

BCLY–Barclays Bank

CAD–Canadian Dollar

EUR–Euro

HSBC – Hong Kong Shanghai Bank

HKD–Hong Kong Dollar

IT–Information Technology

JPY–Japanese Yen

RBC – Royal Bank of Canada

SDR–Special Depositary Receipt

SEK–Swedish Krona

USD–U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–8

LVIP Wellington Mid-Cap Value Fund

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends	$1,714,584
Foreign tax withheld	(36,242)

1,678,342

EXPENSES:
Management fees	1,182,865
Distribution fees-Service Class	222,794
Accounting and administration expenses	32,100
Professional fees	29,604
Custodian fees	26,258
Reports and statements to shareholders	23,179
Trustees’ fees and expenses	3,697
Pricing fees	2,872
Consulting fees	1,830
Other	1,097

1,526,296
Less management fees waived	(12,501)

Total operating expenses	1,513,795

NET INVESTMENT INCOME	164,547

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	7,906,356
Foreign currencies	(17,025)
Foreign currency exchange contracts	7,463

Net realized gain	7,896,794

Net change in unrealized appreciation (depreciation) of:
Investments	(11,369,323)
Foreign currencies	1,443
Foreign currency exchange contracts	(307)

Net change in unrealized appreciation (depreciation)	(11,368,187)

NET REALIZED AND UNREALIZED LOSS	(3,471,393)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,306,846)

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$164,547	$282,124
Net realized gain	7,896,794	7,423,383
Net change in unrealized appreciation (depreciation)	(11,368,187)	1,361,046

Net increase (decrease) in net assets resulting from operations	(3,306,846)	9,066,553

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(358,241)	(117,440)
Service Class	(147,891)	(152,742)

	(506,132)	(270,182)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	28,199,510	8,712,657
Service Class	16,401,151	81,674,882
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	358,241	117,439
Service Class	147,891	152,741

	45,106,793	90,657,719

Cost of shares redeemed:
Standard Class	(7,591,893)	(7,676,567)
Service Class	(77,641,417)	(22,085,210)

	(85,233,310)	(29,761,777)

Increase (decrease) in net assets derived from capital share transactions	(40,126,517)	60,895,942

NET INCREASE (DECREASE) IN NET ASSETS	(43,939,495)	69,692,313
NET ASSETS:
Beginning of year	182,390,172	112,697,859

End of year	$138,450,677	$182,390,172

Undistributed (distributions in excess of) net investment income	$(5,362)	$344,657

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–9

LVIP Wellington Mid-Cap Value Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Mid-Cap Value Fund Standard Class
	12/31/15	12/31/14	Year Ended 12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$22.964	$21.273	$ 15.896	$ 12.855	$ 14.176

Income (loss) from investment operations:
Net investment income[1]	0.068	0.085	0.062	0.114	0.049
Net realized and unrealized gain (loss)	(0.418)	1.677	5.357	2.984	(1.370)

Total from investment operations	(0.350)	1.762	5.419	3.098	(1.321)

Less dividends and distributions from:
Net investment income	(0.154)	(0.071)	(0.042)	(0.057)	—

Total dividends and distributions	(0.154)	(0.071)	(0.042)	(0.057)	—

Net asset value, end of period	$22.460	$22.964	$ 21.273	$ 15.896	$ 12.855

Total return[2]	(1.52% )	8.29%	34.15%	24.12%	(9.32% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,589	$39,097	$35,212	$50,386	$42,579
Ratio of expenses to average net assets	0.96%	0.94%	1.00%	1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	0.95%	1.01%	1.05%	1.07%
Ratio of net investment income to average net assets	0.29%	0.38%	0.34%	0.77%	0.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.28%	0.37%	0.33%	0.76%	0.32%
Portfolio turnover	45%	40%	56%	56%	56%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–10

LVIP Wellington Mid-Cap Value Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP Wellington Mid-Cap Value Fund Service Class
	12/31/15	12/31/14	Year Ended 12/31/13	12/31/12	12/31/11

Net asset value, beginning of period	$22.843	$ 21.171	$ 15.860	$ 12.827	$ 14.180

Income (loss) from investment operations:
Net investment income[1]	0.009	0.029	0.017	0.077	0.014
Net realized and unrealized gain (loss)	(0.412)	1.668	5.336	2.976	(1.367)

Total from investment operations	(0.403)	1.697	5.353	3.053	(1.353)

Less dividends and distributions from:
Net investment income	(0.040)	(0.025)	(0.042)	(0.020)	—

Total dividends and distributions	(0.040)	(0.025)	(0.042)	(0.020)	—

Net asset value, end of period	$22.400	$ 22.843	$ 21.171	$ 15.860	$ 12.827

Total return[2]	(1.76% )	8.02%	33.82%	23.81%	(9.55% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$79,862	$143,293	$77,486	$62,511	$47,884
Ratio of expenses to average net assets	1.21%	1.19%	1.25%	1.29%	1.29%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.22%	1.20%	1.26%	1.30%	1.32%
Ratio of net investment income to average net assets	0.04%	0.13%	0.09%	0.52%	0.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.03%	0.12%	0.08%	0.51%	0.07%
Portfolio turnover	45%	40%	56%	56%	56%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

LVIP Wellington Mid-Cap Value Fund–11

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Mid-Cap Value Fund (formerly, LVIP Mid-Cap Value Fund) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund’s investment objective is to seek long-term capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Securities listed on a foreign exchange are valued at the last quoted sale price on the valuation date. Open-end investment companies are valued at their published net asset value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).

Federal Income Taxes–No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for all open tax years (December 31, 2012–December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

LVIP Wellington Mid-Cap Value Fund–12

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Taxable non-cash dividends are recorded as dividend income. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included in “Net realized gain (loss) on investments” on the Statement of Operations and totaled $2,140 for the year ended December 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment sub-adviser, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 1.05% on the first $25 million of the average daily net assets of the Fund; 0.95% on the next $25 million; 0.85% on the next $50 million; 0.75% on the next $150 million; and 0.70% on average daily net assets in excess of $250 million.

LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the first $25 million of the Fund’s average daily net assets. This agreement will continue at least through April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.

Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$5,917
Legal	1,655

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,158 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is limited to 0.25% of the average daily net assets of the Service Class shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Standard Class shares.

At December 31, 2015, the Fund had liabilities payable to affiliates as follows:

Management fees payable to LIAC	$101,447
Distribution fees payable to LFD	17,153

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP Wellington Mid-Cap Value Fund–13

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$60,939,407
Sales	100,911,533

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$118,515,601

Aggregate unrealized appreciation	$29,220,937
Aggregate unrealized depreciation	(8,960,218)

Net unrealized appreciation	$20,260,719

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

LVIP Wellington Mid-Cap Value Fund–14

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$6,030,613	$—	$—	$6,030,613
Auto Components	1,075,594	—	—	1,075,594
Banks	11,708,176	—	—	11,708,176
Building Products	—	1,592,016	—	1,592,016
Capital Markets	585,497	—	5,789	591,286
Chemicals	6,336,864	—	—	6,336,864
Communications Equipment	1,497,319	—	—	1,497,319
Containers & Packaging	1,917,002	—	—	1,917,002
Diversified Financial Services	2,139,592	—	—	2,139,592
Electric Utilities	4,346,448	—	—	4,346,448
Electrical Equipment	5,878,266	—	—	5,878,266
Electronic Equipment, Instruments & Components	2,814,759	—	—	2,814,759
Energy Equipment & Services	41,759	—	—	41,759
Food Products	2,414,785	—	—	2,414,785
Gas Utilities	2,667,006	—	—	2,667,006
Health Care Providers & Services	1,961,940	—	—	1,961,940
Hotels, Restaurants & Leisure	2,452,469	—	—	2,452,469
Household Durables	7,306,299	—	—	7,306,299
Insurance	13,248,792	—	—	13,248,792
IT Services	1,920,937	—	—	1,920,937
Leisure Products	1,549,159	—	—	1,549,159
Machinery	2,173,371	—	—	2,173,371
Media	4,445,368	—	—	4,445,368
Metals & Mining	574,199	—	—	574,199
Multi-Utilities	1,581,983	—	—	1,581,983
Oil, Gas & Consumable Fuels	8,024,096	—	—	8,024,096
Paper & Forest Products	3,359,475	—	—	3,359,475
Pharmaceuticals	—	3,962,822	—	3,962,822
Real Estate Investment Trusts	11,506,037	—	—	11,506,037
Real Estate Management & Development	1,993,788	—	—	1,993,788
Road & Rail	1,559,265	—	—	1,559,265
Semiconductors & Semiconductor Equipment	6,834,640	—	—	6,834,640
Software	2,301,090	—	—	2,301,090
Specialty Retail	1,922,138	—	—	1,922,138
Textiles, Apparel & Luxury Goods	—	2,530,819	—	2,530,819
Thrifts & Mortgage Finance	1,928,362	—	—	1,928,362
Trading Companies & Distributors	413,169	779,256	—	1,192,425
Wireless Telecommunication Services	—	719,108	—	719,108
Money Market Fund	2,676,254	—	—	2,676,254

Total	$129,186,511	$9,584,021	$5,789	$138,776,321

Foreign Currency Exchange Contracts	$—	$(432)	$—	$(432)

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments that resulted from the Fund’s use of international fair value pricing during the period. In accordance with the fair value procedures described in Note 1, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

LVIP Wellington Mid-Cap Value Fund–15

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$505,004	$270,182
Long-term capital gain	1,128	—

Total	$506,132	$270,182

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$117,665,085
Undistributed long-term capital gains	525,146
Net unrealized appreciation	20,260,446

Net assets	$138,450,677

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, tax treatment of passive foreign investment companies (PFIC) and mark-to-market of foreign currency exchange contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and redesignation of dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(8,434)	$8,434

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses; however, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers, if any, may expire without being utilized, due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss, whereas before the Act, capital losses carried forward were treated as short-term.

At December 31, 2015, there were no capital loss carryforwards incurred that will be carried forward under the Act.

During the year ended December 31, 2015, the Fund utilized $7,953,470 of capital loss carryforwards.

LVIP Wellington Mid-Cap Value Fund–16

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	1,210,705	390,945
Service Class	701,812	3,605,782
Shares issued upon reinvestment of dividends and distributions:
Standard Class	16,082	5,254
Service Class	6,731	6,865

	1,935,330	4,008,846

Shares redeemed:
Standard Class	(320,744)	(348,871)
Service Class	(3,416,141)	(999,708)

	(3,736,885)	(1,348,579)

Net increase (decrease)	(1,801,555)	2,660,267

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts–The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it owns that are denominated in foreign currencies. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. This Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Foreign currency exchange contracts)	Liabilities net of receivables and other assets	$8	Liabilities net of receivables and other assets	$(440)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Foreign currency exchange contracts)	Net realized gain from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$7,463	$(307)

LVIP Wellington Mid-Cap Value Fund–17

LVIP Wellington Mid-Cap Value Fund

Notes to Financial Statements (continued)

7. Derivatives (continued)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Foreign currency exchange contracts (average cost)	$32,429	$51,906

8. Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Fund’s limit on investments in illiquid securities. As of December 31, 2015, there were no Rule 144A securities. Illiquid securities are identified on the Statement of Net Assets.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP Wellington Mid-Cap Value Fund–18

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP Wellington Mid-Cap Value Fund

We have audited the accompanying statement of net assets of the LVIP Wellington Mid-Cap Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP Wellington Mid-Cap Value Fund (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP Wellington Mid-Cap Value Fund–19

LVIP Wellington Mid-Cap Value Fund

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)
99.78%	0.22%	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Approval of Investment Management and Subadvisory Agreements

On August 26 and September 15, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life, Morningstar and the subadviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC, Lincoln Life and the various portfolio management teams providing services to the Fund.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Approval of Investment Management Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance, as applicable. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar, in June, 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and had delegated those duties to an unaffiliated subadviser responsible for investment management decisions and investment performance. The Board considered that LIAC had delegated day-to-day portfolio management to the subadviser and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category

LVIP Wellington Mid-Cap Value Fund–20

LVIP Wellington Mid-Cap Value Fund

Other Fund Information (continued)

Approval of Investment Management Agreement (continued)

for the Fund. The Board noted that the investment management fees for the Fund were above the median investment management fee of the Morningstar peer group. The Board considered that LIAC had implemented an advisory fee waiver on assets up to $25 million through April 30, 2016. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $25 million for the Fund through April 30, 2016 and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies will be credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums will be allocated to the Fund as received.

Approval of Subadvisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Funds, the reputation, resources and investment approach of Wellington. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. Performance. The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value TR USD Index. The Board noted that the Fund’s total return was below the median return of the Morningstar peer group and above the benchmark index for the one year period, above the median return of the Morningstar peer group and the benchmark index for the three and ten year periods and below the median return of the Morningstar peer group and above the benchmark index for the five year period. The Board concluded that the services provided by Wellington were satisfactory.

Subadvisory Fee and Economies of Scale. The Board noted that the subadvisory fee schedule for the Fund, which contains breakpoints, was higher than the fees charged to other registered investment companies sub-advised by Wellington. They considered Wellington’s statement that the fees were reasonable when compared to other comparable accounts and client relationships and in light of the scope and quality of the services provided. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.

Profitability and Fallout Benefits. The Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement raises Wellington’s general profile with the investing public and it has the ability to obtain research with soft dollars that may be used for the benefit of other clients of Wellington.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.

LVIP Wellington Mid-Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP Wellington Mid-Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)

President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company

				N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP Wellington Mid-Cap Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP Wellington Mid-Cap Value Fund–24

LVIP VIP Contrafund® Managed Volatility Portfolio (formerly LVIP VIP Contrafund® RPM Portfolio) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP VIP Contrafund® Managed Volatility Portfolio

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP VIP Contrafund® Managed Volatility Portfolio

2015 Annual Report Commentary (Unaudited)

Advised by:

The Fund returned (4.81%) (Standard Class shares with dividends reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P 500® Index1 returned 1.38% during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P 500® Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index2, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the U.S. dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index3 lost (0.81%) and the MSCI Emerging Markets NR Index4 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20 SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield5, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index6 posted total returns of 0.55% during the year.

The Fund invests predominantly in large cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed control the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the 3rd quarter of 2015 when the global equity markets were volatile, the volatility management strategy was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. During the 1st and 4th quarters when global equity markets were trending upwards, the overlay negatively impacted the Fund’s relative returns. Overall, the volatility management strategy detracted from results during 2015, a year which saw positive results for large cap stocks.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Fidelity® VIP Contrafund® Portfolio 2015 Annual Commentary (Underlying Fund)

Consistent with the strategy’s sector neutral approach and its focus on having security selection to be the primary driver of the underlying fund’s active risk profile, stock picking was the leading detractor for the period under review. Most of the performance shortfall occurred in the second half of the year which was marked by considerable volatility and plunging crude oil prices. Additionally, the underlying fund’s slightly smaller average market capitalization hurt as small cap stocks lagged their large-cap peers during the year.

Stock picking within the consumer discretionary sector, notably in the retail segment, cost us the most versus our benchmark. Our decision to not own online retailer Amazon.com until August because of concerns about its valuation was the fund’s biggest relative detractor. Amazon.com shares rose 32% for the fourth quarter alone and more than doubled the past year, as the online retailer reported a second consecutive surprise quarterly profit, driven by strong revenue growth and tight cost controls that benefitted profit margins. Stock picks in the technology sector hurt results, particularly within the semiconductor & semiconductor equipment sector. The underlying fund’s out-of-benchmark weight in semiconductor provider Marvell Technology Group was the second largest individual detractor behind Amazon. Shares of the company were weak, particularly

LVIP VIP Contrafund® Managed Volatility Portfolio–1

LVIP VIP Contrafund® Managed Volatility Portfolio

2015 Annual Report Commentary (continued)

in the volatile third quarter. During that stretch, the shares lost almost a third of their value because the chipmaker delayed its second-quarter earnings release, launched an internal accounting probe, reported weaker-than-expected demand for products tied to hard-disk drives and announced business restructuring. On the positive side, the underlying fund got a boost from stock picking in the industrials sector. Shares of Roper Technologies Inc., the underlying fund’s largest individual contributor during the year, rose 22% for the year. The maker of pumps and other equipment used in the energy and industrials sectors, as well as medical software and scientific imaging products, posted strong third-quarter earnings, overcoming energy market headwinds and the effects of a strong U.S. dollar. The company raised full-year profit expectations and announced plans to buy Clinisys Group, a Europe-based maker of laboratory information-management software. Coffee-bar operator Starbucks, a contributor from the consumer discretionary sleeve, was mostly a first-half story. During the second quarter, the company reported above-consensus quarter-over-quarter comparisons across all geographic regions, with net profits approaching $500 million worldwide. Recently appointed president and Chief Operating Officer Kevin Johnson, a Microsoft and Juniper veteran, emphasized Starbucks’ digital initiatives, including mobile order and pay, plus the successful My Starbucks RewardsTM loyalty program. In addition, Starbucks increasingly has found success outside of the U.S., especially in China.

Despite the many obstacles that have hampered the stock market recently, Bob Stansky has confidence in the strength and resilience of the U.S. economy. What’s more, he believes that the most likely scenario over the near term is a continuation of the recent slow-growth environment, a backdrop in which he believes that many companies can generate healthy profits. In line with that sentiment, the vast majority of the underlying fund’s holdings are based in the United States. One key issue for active managers going forward is likely to involve the decision about when to raise exposure to the cyclical stocks in the energy, materials and industrials sectors, all of which have been hurt by lower commodity prices and weak global economic activity. That is an issue to which Fidelity is devoting a lot of thought and resources.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP VIP Contrafund® Managed Volatility Portfolio shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,694 for the Standard Class shares and to $11,586 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $13,535. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	-	4.81%

Inception (5/1/13)	+	6.03%

Service Class Shares

One Year	-	5.15%

Inception (5/1/13)	+	5.67%

1.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

3.

The MSCI EAFE® NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

4.

The MSCI Emerging Markets NR Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.	The 10-year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

6.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP VIP Contrafund® Managed Volatility Portfolio–2

LVIP VIP Contrafund® Managed Volatility Portfolio

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$ 940.90	0.10%	$0.49
Service Class Shares	1,000.00	939.20	0.45%	2.20

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP VIP Contrafund® Managed Volatility Portfolio–3

LVIP VIP Contrafund® Managed Volatility Portfolio

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Investment Companies	98.80%

Equity Fund	93.03%
Money Market Fund	5.77%

Total Value of Securities	98.80%

Receivables and Other Assets Net of Liabilities	1.20%

Total Net Assets	100.00%

LVIP VIP Contrafund® Managed Volatility Portfolio–4

LVIP VIP Contrafund® Managed Volatility Portfolio

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–98.80%
Equity Fund–93.03%
XFidelity® - VIP Contrafund® Portfolio	12,184,538	$413,299,542

		413,299,542

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–5.77%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	25,653,627	$25,653,627

		25,653,627

Total Investment Companies (Cost $447,538,112)		438,953,169

TOTAL VALUE OF SECURITIES–98.80% (Cost $447,538,112)	438,953,169
«RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.20%	5,321,738

NET ASSETS APPLICABLE TO 40,091,484 SHARES OUTSTANDING–100.00%	$444,274,907

NET ASSET VALUE PER SHARE–LVIP VIP CONTRAFUND® MANAGED VOLATILITY PORTFOLIO STANDARD CLASS ($625,518 / 56,449 Shares)	$11.081

NET ASSET VALUE PER SHARE–LVIP VIP CONTRAFUND® MANAGED VOLATILITY PORTFOLIO SERVICE CLASS ($443,649,389 / 40,035,035 Shares)	$11.082

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$462,171,928
Undistributed net investment income	45,575
Accumulated net realized loss on investments	(8,127,633)
Net unrealized depreciation of investments and derivatives	(9,814,963)

Total net assets	$444,274,907

«

Includes $178,456 due to custodian, $428,909 foreign currencies due to broker, $6,397,539 cash collateral held at broker for futures contracts, $110,005 payable for fund shares redeemed, $150,772 due to manager and affiliates and $9,457 expense reimbursement receivable from Lincoln Investment Advisors Corporation as of December 31, 2015.

X	Initial Class.

The following futures contracts were outstanding at December 31, 2015:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(10)	British Pound Currency	$ (940,036)	$(920,875)	3/15/16	$ 19,161
(33)	E-mini MSCI Emerging Market Index	(1,280,741)	(1,299,375)	3/19/16	(18,634)
(20)	E-mini Russell 2000 Index	(2,230,853)	(2,263,000)	3/19/16	(32,147)
(612)	E-mini S&P 500 Index	(61,323,227)	(62,283,240)	3/19/16	(960,013)
(101)	E-mini S&P MidCap 400 Index	(13,871,261)	(14,074,350)	3/19/16	(203,089)
(11)	Euro Currency	(1,511,777)	(1,496,825)	3/15/16	14,952
(41)	Euro STOXX 50 Index	(1,447,348)	(1,462,285)	3/21/16	(14,937)
(10)	FTSE 100 Index	(888,201)	(913,740)	3/21/16	(25,539)
(11)	Japanese Yen Currency	(1,138,651)	(1,145,719)	3/15/16	(7,068)
(7)	Nikkei 225 Index (OSE)	(1,105,530)	(1,108,236)	3/11/16	(2,706)
					$(1,230,020)

LVIP VIP Contrafund® Managed Volatility Portfolio–5

LVIP VIP Contrafund® Managed Volatility Portfolio

Statement of Net Assets (continued)

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® Managed Volatility Portfolio–6

LVIP VIP Contrafund® Managed Volatility Portfolio

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from investment companies	$4,363,764

EXPENSES:
Management fees	2,727,423
Distribution fees-Service Class	1,362,038
Accounting and administration expenses	189,997
Professional fees	25,571
Reports and statements to shareholders	24,337
Trustees’ fees and expenses	7,743
Custodian fees	5,778
Consulting fees	3,752
Pricing fees	248
Other	2,089

4,348,976
Less management fees waived	(2,532,606)
Less expenses reimbursed	(64,700)

Total operating expenses	1,751,670

NET INVESTMENT INCOME	2,612,094

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	27,216,895
Sale of investments in investment companies	(2,421,995)
Foreign currencies	1,370
Futures contracts	(20,395,517)

Net realized gain	4,400,753

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	(29,235,915)
Futures contracts	(1,008,952)

Net change in unrealized appreciation (depreciation)	(30,244,867)

NET REALIZED AND UNREALIZED LOSS	(25,844,114)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,232,020)

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® Managed Volatility Portfolio

Statements of Changes in Net Assets

	Year Ended
	12/31/15	12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,612,094	$1,651,566
Net realized gain (loss)	4,400,753	(2,945,874)
Net change in unrealized appreciation (depreciation)	(30,244,867)	13,675,937

Net increase (decrease) in net assets resulting from operations	(23,232,020)	12,381,629

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(10,512)	(12,186)
Service Class	(5,854,824)	(6,925,552)

	(5,865,336)	(6,937,738)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	458,931	326,058
Service Class	206,292,296	198,764,008
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	10,512	12,186
Service Class	5,854,824	6,925,552

	212,616,563	206,027,804

Cost of shares redeemed:
Standard Class	(266,384)	(123,594)
Service Class	(30,017,728)	(21,643,077)

	(30,284,112)	(21,766,671)

Increase in net assets derived from capital share transactions	182,332,451	184,261,133

NET INCREASE IN NET ASSETS	153,235,095	189,705,024
NET ASSETS:
Beginning of year	291,039,812	101,334,788

End of year	$444,274,907	$291,039,812

Undistributed net investment income	$45,575	$1,285

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® Managed Volatility Portfolio–7

LVIP VIP Contrafund® Managed Volatility Portfolio

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP VIP Contrafund® Managed Volatility Portfolio Standard Class
				5/1/13[1]
	Year Ended			to
	12/31/15		12/31/14	12/31/13

Net asset value, beginning of period	$ 11.839		$11.459	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.119		0.141	0.224
Net realized and unrealized gain (loss)	(0.688)		0.570	1.346
Total from investment operations	(0.569)		0.711	1.570

Less dividends and distributions from:
Net investment income	(0.189)		(0.331)	(0.111)
Total dividends and distributions	(0.189)		(0.331)	(0.111)

Net asset value, end of period	$ 11.081		$11.839	$ 11.459

Total return[3]	(4.81%	)	6.18%	15.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 626		$ 448	$ 229
Ratio of expenses to average net assets[4]	0.10%		0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%		0.80%	1.24%
Ratio of net investment income to average net assets	1.02%		1.20%	3.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.35%		0.50%	1.95%
Portfolio turnover	7%		6%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® Managed Volatility Portfolio–8

LVIP VIP Contrafund® Managed Volatility Portfolio

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP VIP Contrafund® Managed Volatility Portfolio Service Class
	Year Ended		5/1/13[1] to 12/31/13
	12/31/15	12/31/14

Net asset value, beginning of period	$ 11.838	$ 11.459	$ 10.000

Income (loss) from investment operations:
Net investment income[2]	0.078	0.100	0.202
Net realized and unrealized gain (loss)	(0.686)	0.568	1.342
Total from investment operations	(0.608)	0.668	1.544

Less dividends and distributions from:
Net investment income	(0.148)	(0.289)	(0.085)
Total dividends and distributions	(0.148)	(0.289)	(0.085)

Net asset value, end of period	$ 11.082	$ 11.838	$ 11.459

Total return[3]	(5.15% )	5.81%	15.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$443,649	$290,592	$101,106
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.12%	1.15%	1.59%
Ratio of net investment income to average net assets	0.67%	0.85%	2.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.00%	0.15%	1.60%
Portfolio turnover	7%	6%	2%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Contrafund® Managed Volatility Portfolio–9

LVIP VIP Contrafund® Managed Volatility Portfolio

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP VIP Contrafund® Managed Volatility Portfolio (formerly LVIP VIP Contrafund® RPM Portfolio) (“the Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® - VIP Contrafund® Portfolio, which is advised by an unaffiliated adviser, invests primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax position is “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold is recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income tax return for the open tax years (December 31, 2013-December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate that portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain/loss are included with the net realized and unrealized gain on loss on investments. The Fund reports certain foreign currency related transactions as components of realized gain (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP VIP Contrafund® Managed Volatility Portfolio–10

LVIP VIP Contrafund® Managed Volatility Portfolio

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.70% of the average daily net assets of the Fund. The fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.65% of the average daily net assets of the Fund. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of the average daily net assets for the Standard class and 0.45% for the Service class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$16,053
Legal	4,496

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounts to $22,359 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and Statements to Shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,918 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares, Lincoln Life, LNY, or other, an annual distribution and/or service fee (“12b-1 Fee”) at a rate not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, where by the 12b-1 Fee is currently 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense and fee levels, and the Fund may own different amounts of shares at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables from or liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$9,457
Management fees payable to LIAC	18,870
Distribution fees payable to LFD	131,902

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP VIP Contrafund® Managed Volatility Portfolio–11

LVIP VIP Contrafund® Managed Volatility Portfolio

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$196,737,891
Sales	23,898,284

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$450,132,318

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(11,179,149)

Net unrealized depreciation	$(11,179,149)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1

Investment Companies	$438,953,169

Futures Contracts	$(1,230,020)

There were no Level 3 investments at the beginning or end of the year.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2015 and 2014 was follows:

	Year Ended
	12/31/15	12/31/14
Ordinary income	$5,865,336	$6,937,738

LVIP VIP Contrafund® Managed Volatility Portfolio–12

LVIP VIP Contrafund® Managed Volatility Portfolio

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$462,171,928
Undistributed ordinary income	45,575
Capital loss carryforwards	(6,760,741)
Net unrealized depreciation	(11,181,855)

Net assets	$444,274,907

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed	Accumulated Net
Net Investment Income	Realized Loss
$3,297,532	$(3,297,532)

The Regulated Investment Company Modernization Act of 2010 (“the Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

During the year ended December 31, 2015, the Fund utilized $2,518,970 of capital loss carryforwards.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$6,760,741	$—	$6,760,741

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/15	12/31/14
Shares sold:
Standard Class	41,089	27,394
Service Class	17,541,466	16,991,767
Shares issued upon reinvestment of dividends and distributions:
Standard Class	943	1,021
Service Class	525,333	580,419

	18,108,831	17,600,601

Shares redeemed:
Standard Class	(23,449)	(10,490)
Service Class	(2,579,797)	(1,847,800)

	(2,603,246)	(1,858,290)

Net increase	15,505,585	15,742,311

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objectives and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits

LVIP VIP Contrafund® Managed Volatility Portfolio–13

LVIP VIP Contrafund® Managed Volatility Portfolio

Notes to Financial Statements (continued)

7. Derivatives (continued)

U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Futures contracts)	Receivables and other assets net of liabilities	$34,113	Receivables and other assets net of liabilities	$(7,068)
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(1,257,065)

Total		$34,113		$(1,264,133)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Currency contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$22,021	$27,045
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(20,417,538)	(1,035,997)

Total		$(20,395,517)	$(1,008,952)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative	Liability Derivative
	Volume	Volume
Futures contracts (Average notional value)	$7,361,462	$40,439,787

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On December 7, 2015, The Fund’s Board approved the proposal to change the Fund’s name, investment strategies and risks. Effective February 8, 2016, the Fund’s name will be LVIP Select Core Equity Managed Volatility Fund.

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP VIP Contrafund® Managed Volatility Portfolio–14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP VIP Contrafund® Managed Volatility Portfolio

We have audited the accompanying statement of net assets of the LVIP VIP Contrafund® Managed Volatility Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP VIP Contrafund® Managed Volatility Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles

February 23, 2016

Philadelphia, Pennsylvania

LVIP VIP Contrafund® Managed Volatility Portfolio–15

LVIP VIP Contrafund® Managed Volatility Portfolio

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended December 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, The Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return and standard deviation compared to the total returns and standard deviation of a performance peer group of funds included in the Morningstar Large Valuation-Sensitive Growth funds category and the S&P 500 Daily Risk Control 10% Total Return Index. The Board noted the Fund’s total return was below the median return of the performance peer group and the return of the benchmark index for the one year period. The Board reviewed the Fund’s standard deviation for the one year period, and noted that the Fund’s standard deviation was lower than the median standard deviation of the performance peer group and higher than the standard deviation of the

LVIP VIP Contrafund® Managed Volatility Portfolio–16

LVIP VIP Contrafund® Managed Volatility Portfolio

Other Fund Information (unaudited) (continued)

Approval of Investment Management Agreement (continued)

benchmark index. The Board noted LIAC’s statement that the Fund’s volatility overlay weighed on returns and that LIAC would continue to monitor the Fund’s performance, including its volatility. The Board considered that the Fund commenced operations in May 2013, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was higher than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver and was lower than the median of the expense peer group giving effect to the adviser fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Funs, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP VIP Contrafund® Managed Volatility Portfolio–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP VIP Contrafund® Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP VIP Contrafund® Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP VIP Contrafund® Managed Volatility Fund–20

LVIP VIP Mid Cap Managed Volatility Portfolio (formerly LVIP VIP Mid Cap RPM Portfolio) a series of Lincoln Variable Insurance Products Trust Annual Report December 31, 2015

LVIP VIP Mid Cap Managed Volatility Portfolio

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP VIP Mid Cap Managed Volatility Portfolio

2015 Annual Report Commentary (unaudited)

Advised by:

The Fund returned (4.44%) (Standard Class shares with dividends reinvested) for the fiscal year ended December 31, 2015, while its benchmark, the S&P MidCap 400® Index1 returned (2.18%) during the same period.

U.S. equity markets delivered relatively subdued results due to several factors as the S&P 500® Index2 was relatively range bound during 2015, delivering a total return of 1.38%. Market participants pointed to declining commodity prices and a lack of confidence in the progress of economic growth globally. While the total return for 2015 for the U.S. market, as represented by the S&P® 500 Index, was modest, the quarterly returns driving the total return for the year were not. The first half 2015, the first and second quarters were both positive 0.95% and 0.28%, respectively. The second half of the year was a much different experience for investors as the third and fourth quarters of 2015 returned (6.44%) and 7.04%, respectively. A common theme for the year across all capital markets both domestically and abroad was the continuing weakening in commodities. As measured by the Bloomberg UBS Commodity Index3, the commodity sector has been in negative territory for the last five calendar years. This return pattern was highlighted as oil prices fell below $40/barrel for the first time since 2009 due to excesses in global supply. Investors anticipated the impact of an increase in interest rates; which the U.S. Federal Reserve implemented at the end of the year in December, on the backbone of generally solid monthly employment reports as well as other improving economic data. The strength of the US dollar negatively impacted corporate revenue and earnings for U.S. domiciled multinational companies. On the fiscal front, President Obama signed a bill that will suspend the federal debt limit until March 2017, providing market stability.

Developed international and emerging market equities weren’t spared as they posted negative results during 2015. Investors suffered in their foreign stock investments as the MSCI EAFE® NR Index4 lost (0.81%) and the MSCI Emerging Markets NR Index5 skidded (14.92%). Catalysts included investor disappointment with the strength and breadth of monetary stimulus support by the European Central bank despite their steadfast commitment, reflected by direct market actions of buying public and private sector debt in the marketplace. Greece needed to re-negotiate with its creditors as the nation faced the risk of defaulting on its obligations, calming market volatility in global markets. The tragic attacks in Paris left global capital market participants reeling as their terrorism anxieties were unfortunately rekindled. In January, the Swiss National Bank caught markets off guard as they removed the cap on the Swiss Franc’s value versus the Euro (of 1.20SF per euro). Within emerging markets, key drivers included China’s move to devalue its currency in August along with the country’s monetary stimulus efforts to stabilize economic growth. Russia’s sovereign credit rating was downgraded to below investment grade by the rating agencies due to slumping oil prices amongst other concerns. Brazil entered a recession during the year as the country’s economy struggled during the year amidst leadership turmoil.

Monetary stimulus efforts from global central banks continued to impact bond markets around the world as investors assessed economic growth and inflation expectations. Interest rates trended higher during the year. Investors anticipated a U.S. Federal Reserve interest rate hike which finally came to fruition in December, with the decision to raise rates for the first time in 7 years as the central bank cited improving economic data and labor conditions. Additionally, the Fed emphasized its plans to gradually raise rates while not trying to undermine economic growth. The 10-year Treasury Yield6, rose from 2.17% at the start of 2015 to a year-end close of 2.27%. Despite the general rise in interest rates, the Barclays Capital U.S. Aggregate Bond Index7 posted total returns of 0.55% during the year.

The Fund invests predominantly in mid cap stocks, which tend to exhibit heightened volatility during times of market uncertainty. The volatility management strategy is designed stabilize the overall level of volatility in the Fund’s net asset value on a daily basis, to help stabilize the risk level in the Fund. At points during the year when the global equity markets were more volatile, the volatility management strategy was successful in reducing the overall volatility of the Fund and mitigating the impact of these brief drawdowns. At points during the 3rd quarter of 2015 when the equity markets were volatile, the volatility management strategy was successful in reducing the overall volatility of the Fund. Overall, the volatility management strategy detracted from results during 2015, a year which saw mixed U.S. equity market results.

Kevin J. Adamson, CPA

Patrick McAllister

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

The Fidelity® VIP Mid Cap Portfolio 2015 Annual Commentary (“Underlying Fund”)

The Underlying Fund’s top contributor was Global Payments, our largest holding at period end. The stock returned 60% for the year, and was one of a relative few that managed to advance even during the volatile third quarter of 2015. The provider of payment processing services announced consecutive quarters of strong earnings results, which aided its stock. At the direction of a new CEO, the firm’s recent acquisitions have helped the company improve its cash flow, earnings growth and stock price. We favored Global Payments and some other electronic payments providers because of their competitive positioning in a dynamically growing industry. An out-of-benchmark stake in Electronic Arts, a leading maker of video games, also was helpful. Most of this stock’s roughly 46% advance occurred in the first half of the year. In May the company revealed it had far exceeded earnings expectations for its fiscal fourth quarter. Additionally, the firm announced a new $1 billion stock repurchase program, effective through May 2017. This was another top holding for the Underlying Fund, as we liked that the company was generating an increasing percentage of revenue from digital offerings, which have fatter profit margins and include games played on mobile devices, a fast-growing market. One story that played out primarily in the first quarter of 2015 involved chipmakers Freescale Semiconductor and Netherlands-based NXP Semiconductors, two other non-index

LVIP VIP Mid Cap Managed Volatility Portfolio–1

LVIP VIP Mid Cap Managed Volatility Portfolio

2015 Annual Report Commentary (continued)

positions. Freescale, a maker of networking processors and microcontrollers, benefited from much higher-than-expected earnings and the announcement of NXP’s plans to buy Freescale at a premium. The deal closed in December, and both stocks lifted the Underlying Fund’s relative performance. All four contributors are good examples of companies that successfully delivered above-average revenue and earnings growth despite the sluggish U.S. economy.

A non-index position in Spirit Airlines was by far our biggest relative detractor. Although this stock had helped the Underlying Fund’s performance in the past, the low-cost carrier’s shares lost altitude throughout most of 2015, as Spirit struggled with increased competition from major players Southwest Airlines and American Airlines Group. We maintained our position, as we felt confident these were short-term difficulties, and the stock seemed extremely inexpensive at the end of the year. Another detractor from transportation – a group where we reduced the fund’s allocation during the period – was less-than-truckload (LTL) hauler and logistics provider Saia, a position that returned -60% for the year. After strong outperformance in 2014, this non-index stock weakened on investor uncertainty about the impact of lower fuel surcharges on the company’s earnings, lower LTL tonnage and higher driver wages. We trimmed the position a bit but maintained most of it, based on our expectation that these were temporary difficulties. We also liked the company’s higher revenue growth versus its peers and low debt-to-equity ratio. One detractor from the technology sector was Belden, a manufacturer of networking, connectivity and cable products. These shares had a difficult third quarter, falling in July after the company lowered its financial guidance for the full year. We liked Belden for its continuous improvement culture and strategic plan to move from selling components to selling systems over the long term. Consequently, we still held an overweighting here at period end.

The U.S. economy slowed further toward the end of 2015, with the latest estimates for fourth-quarter growth from the Federal Reserve falling below 1%. That’s considerably below the 2% rate for the third quarter and the robust 3.9% mark registered in the second quarter. Nevertheless, we believe that trends in employment and housing remain constructive, and these factors have been reflected in levels of consumer spending that were good but not great. We believe many companies can prosper in the kind of slow-growth environment we envision for 2016.

This chart illustrates, hypothetically, that $10,000 was invested in LVIP VIP Mid Cap Managed Volatility Portfolio shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/15, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,919 for the Standard Class shares and to $9,861 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $10,587. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP VIP Mid Cap Managed Volatility Portfolio–2

LVIP VIP Mid Cap Managed Volatility Portfolio

2015 Annual Report Commentary (continued)

Average annual total returns on investment	Ended 12/31/15

Standard Class Shares

One Year	– 4.44%

Inception (5/1/14)	– 0.48%

Service Class Shares

One Year	– 4.78%

Inception (5/1/14)	– 0.84%

1.	The S&P MidCap 400® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

2.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

3.

The Bloomberg UBS Commodity Index is the Dow Jones UBS Index, which will be rebranded as the Bloomberg Commodity Index, is a broadly diversified index that tracks the commodities markets through commodity futures contracts. Since its launch in 1998, it has emerged as a leading benchmark of commodity markets.

4.

The MSCI EAFE® NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

5.

The MSCI Emerging Markets NR Index is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

6.	The 10 year Treasury Yield, expressed as a percentage, is the interest rate the U.S. government pays to borrow money for 10 years.

7.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

LVIP VIP Mid Cap Managed Volatility Portfolio–3

LVIP VIP Mid Cap Managed Volatility Portfolio

Disclosure

OF FUND EXPENSES (unaudited)

For the Period July 1, 2015 to December 31, 2015

The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.

As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses can not be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s actual expenses shown in the table reflect fee waivers in effect.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period 7/1/15 to 12/31/15*

Actual
Standard Class Shares	$1,000.00	$919.30	0.10%	$0.48
Service Class Shares	1,000.00	917.70	0.45%	2.18

Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.94	0.45%	2.29

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (Underlying Funds). In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in the table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP VIP Mid Cap Managed Volatility Portfolio–4

LVIP VIP Mid Cap Managed Volatility Portfolio

Security Type/Sector Allocation (unaudited)

As of December 31, 2015

Security Type/Sector	Percentage of Net Assets

Investment Companies	99.39%

Equity Fund	92.87%
Money Market Fund	6.52%

Total Value of Securities	99.39%

Receivables and Other Assets Net of Liabilities	0.61%

Total Net Assets	100.00%

LVIP VIP Mid Cap Managed Volatility Portfolio–5

LVIP VIP Mid Cap Managed Volatility Portfolio

Statement of Net Assets

December 31, 2015

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES–99.39%
Equity Fund–92.87%
XFidelity® Variable Life Insurance Products–Fidelity VIP Mid Cap Portfolio	2,070,928	$67,615,784

		67,615,784

	Number of Shares	Value (U.S. $)

INVESTMENT COMPANIES (continued)
Money Market Fund–6.52%
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (seven-day effective yield 0.09%)	4,748,442	$4,748,442

		4,748,442

Total Investment Companies (Cost $76,713,008)		72,364,226

TOTAL VALUE OF SECURITIES–99.39% (Cost $76,713,008)	72,364,226
« RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.61%	440,966

NET ASSETS APPLICABLE TO 7,460,119 SHARES OUTSTANDING–100.00%	$72,805,192

NET ASSET VALUE PER SHARE–LVIP VIP MID CAP MANAGED VOLATILITY PORTFOLIO STANDARD CLASS ($757,397 / 77,625 Shares)	$9.757
NET ASSET VALUE PER SHARE–LVIP VIP MID CAP MANAGED VOLATILITY PORTFOLIO SERVICE CLASS ($72,047,795 / 7,382,494 Shares)	$9.759

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2015:
Shares of beneficial interest (unlimited authorization–no par)	$77,383,232
Undistributed net investment income	4,309
Accumulated net realized loss on investments	(159,370)
Net unrealized depreciation of investments and derivatives	(4,422,979)

Total net assets	$72,805,192

«

Includes $737,418 cash held at broker collateral for futures contracts, $72,639 foreign currencies collateral due to broker for futures contracts, $23,762 due to manager and affiliates, $6,119 reimbursement from Lincoln Investment Advisors Corporation, $170,604 payable for investment companies shares purchased and $80,778 payable for fund shares redeemed as of December 31, 2015.

X	Initial Class.

The following futures contracts were outstanding at December 31, 20151:

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(2)	British Pound Currency	$ (187,732)	$(184,175)	3/15/16	$ 3,557
(17)	E-mini Russell 2000 Index	(1,915,984)	(1,923,550)	3/19/16	(7,566)
(31)	E-mini S&P 500 Index	(3,128,686)	(3,154,870)	3/19/16	(26,184)
(31)	E-mini S&P MidCap 400 Index	(4,284,126)	(4,319,850)	3/19/16	(35,724)
(2)	Euro Currency	(273,850)	(272,150)	3/15/16	1,700
(7)	Euro STOXX 50 Index	(246,919)	(249,658)	3/21/16	(2,739)
(2)	FTSE 100 Index	(177,676)	(182,748)	3/21/16	(5,072)
(2)	Japanese Yen Currency	(206,482)	(208,313)	3/15/16	(1,831)
(1)	Nikkei 225 Index (OSE)	(157,982)	(158,320)	3/11/16	(338)

					$(74,197)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

LVIP VIP Mid Cap Managed Volatility Portfolio–6

LVIP VIP Mid Cap Managed Volatility Portfolio

Statement of Net Assets (continued)

1See Note 7 in “Notes to Financial Statements.”

OSE–Osaka Securities Exchange

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap Managed Volatility Portfolio–7

LVIP VIP Mid Cap Managed Volatility Portfolio Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends from investment companies	$335,393

EXPENSES:
Management fees	302,773
Distribution fees-Service Class	152,150
Accounting and administration expenses	47,576
Professional fees	19,984
Reports and statements to shareholders	6,802
Consulting fees	3,563
Custodian fees	1,424
Trustees’ fees and expenses	599
Pricing fees	174
Other	58

535,103
Less management fees waived	(280,834)
Less expenses reimbursed	(58,239)

Total operating expenses	196,030

NET INVESTMENT INCOME	139,363

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from investment companies	1,850,354
Sale of investments in investment companies	(151,353)
Foreign currencies	633
Futures contracts	(1,598,003)

Net realized gain	101,631

Net change in unrealized appreciation (depreciation) of:
Investments in investment companies	(4,632,415)
Futures contracts	(65,235)

Net change in unrealized appreciation (depreciation)	(4,697,650)

NET REALIZED AND UNREALIZED LOSS	(4,596,019)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,456,656)

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap Managed Volatility Portfolio

Statements of Changes in Net Assets

	Year Ended 12/31/15	5/1/14* to 12/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$139,363	$13,915
Net realized gain (loss)	101,631	(126,029)
Net change in unrealized appreciation (depreciation)	(4,697,650)	274,671

Net decrease in net assets resulting from operations	(4,456,656)	162,557

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Standard Class	(4,700)	(6,153)
Service Class	(179,941)	(94,437)

	(184,641)	(100,590)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	826,041	719,449
Service Class	68,809,028	13,711,283
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	4,700	6,153
Service Class	179,941	94,437

	69,819,710	14,531,322

Cost of shares redeemed:
Standard Class	(617,300)	(122,406)
Service Class	(4,323,090)	(1,903,714)

	(4,940,390)	(2,026,120)

Increase in net assets derived from capital share transactions	64,879,320	12,505,202

NET INCREASE IN NET ASSETS	60,238,023	12,567,169
NET ASSETS:
Beginning of year	12,567,169	—

End of year	$72,805,192	$12,567,169

Undistributed net investment income	$4,309	$530

*Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap Managed Volatility Portfolio–8

LVIP VIP Mid Cap Managed Volatility Portfolio

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$10.274	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.068	0.047
Net realized and unrealized gain (loss)	(0.524)	0.334
Total from investment operations	(0.456)	0.381

Less dividends and distributions from:
Net investment income	(0.061)	(0.107)
Total dividends and distributions	(0.061)	(0.107)

Net asset value, end of period	$ 9.757	$10.274

Total return[3]	(4.44%)	3.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 757	$ 597
Ratio of expenses to average net assets[4]	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.87%	1.81%
Ratio of net investment income to average net assets	0.66%	0.68%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.11%)	(1.03%)
Portfolio turnover	4%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap Managed Volatility Portfolio–9

LVIP VIP Mid Cap Managed Volatility Portfolio

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
	Year Ended 12/31/15	5/1/14[1] to 12/31/14

Net asset value, beginning of period	$10.275	$10.000

Income (loss) from investment operations:
Net investment income[2]	0.032	0.023
Net realized and unrealized gain (loss)	(0.524)	0.334
Total from investment operations	(0.492)	0.357

Less dividends and distributions from:
Net investment income	(0.024)	(0.082)
Total dividends and distributions	(0.024)	(0.082)

Net asset value, end of period	$ 9.759	$10.275

Total return[3]	(4.78%)	3.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$72,048	$11,970
Ratio of expenses to average net assets[4]	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.22%	2.16%
Ratio of net investment income to average net assets	0.31%	0.33%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.46%)	(1.38%)
Portfolio turnover	4%	22%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

LVIP VIP Mid Cap Managed Volatility Portfolio–10

LVIP VIP Mid Cap Managed Volatility Portfolio

Notes to Financial Statements

December 31, 2015

Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is organized as a Delaware statutory trust. The Trust and consists of 90 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP VIP Mid Cap Managed Volatility Portfolio (formerly LVIP VIP Mid Cap RPM Portfolio) (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.

The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® VIP Mid Cap Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® VIP Mid Cap Portfolio, which is advised by an unaffiliated adviser, invests at least 80% of its assets in securities of companies with medium market capitalization. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.

The Fund’s investment objective is to seek capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The following accounting policies are in accordance with U.S. GAAP and are consistently followed by the Fund.

Security Valuation–The Fund values Underlying Funds that are open-end funds at their published net asset value (“NAV”), computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the tax positions taken on the Fund’s federal income return for all open tax years (December 31, 2014 - December 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or tax penalties.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Foreign Currency Transaction–Transactions denominated in foreign currencies are recorded at the prevailing exchange rate on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into the exchange rate of such currencies against the U.S. dollar. Transactions gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not separate the portion of realized gains and losses on investments resulting from changes in foreign exchange rates from that which is due to changes in market prices. Both types of changes in gain (loss) are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities

LVIP VIP Mid Cap Managed Volatility Portfolio–11

LVIP VIP Mid Cap Managed Volatility Portfolio

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

are those of the specific securities sold. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended December 31, 2015.

2. Management Fees and Other Transactions With Affiliates

LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, managing the Fund’s volatility strategy, and providing certain administrative services to the Fund. For its services, LIAC receives a management fee at an annual rate of 0.69% of the Fund’s average daily net assets. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.64% of the Fund’s average daily net assets. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.

LIAC has contractually agreed to reimburse the Fund to the extent that the annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.10% of average daily net assets for the Standard Class and 0.45% for the Service Class. This agreement will continue through at least April 30, 2016, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2015, costs for these administrative and legal services were as follows:

Administrative	$1,669
Legal	467

Lincoln Life also performs daily trading operations. The cost of these services is included in “Accounting and administration expenses” on the Statement of Operations. The Fund reimbursed Lincoln Life for the cost of these services, which amounted to $2,265 for the year ended December 31, 2015.

Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,109 for the year ended December 31, 2015.

The Fund offers Standard Class and Service Class shares. Pursuant to its distribution and service plan, the Fund is authorized to pay out of the assets of the Service Class shares, Lincoln Life, LNY, or others, an annual distribution and/or service fee (“12b-1 Fee”) rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC, whereby the 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. No distribution expenses are paid by Standard Class shares.

In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.

At December 31, 2015, the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable from LIAC	$6,119
Management fees payable to LIAC	2,998
Distribution fees payable to LFD	20,764

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

LVIP VIP Mid Cap Managed Volatility Portfolio–12

LVIP VIP Mid Cap Managed Volatility Portfolio

Notes to Financial Statements (continued)

3. Investments

For the year ended December 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$62,285,499
Sales	1,651,656

At December 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$76,866,359

Aggregate unrealized appreciation	$—
Aggregate unrealized depreciation	(4,502,133)

Net unrealized depreciation	$(4,502,133)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2015:

Level 1
Investment Companies	$72,364,226

Futures Contracts	$(74,197)

There were no Level 3 investments at the beginning or end of the period.

During the year ended December 31, 2015, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Fund’s policy is to recognize transfers between levels as of the beginning of the reporting period in which the transfer occurred.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period May 1, 2014* through December 31, 2015 was as follows:

	Year Ended	5/1/14* to
	12/31/15	12/31/14
Ordinary income	$184,641	$100,590

* Date of commencement of operations.

LVIP VIP Mid Cap Managed Volatility Portfolio–13

LVIP VIP Mid Cap Managed Volatility Portfolio

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis

As of December 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$77,383,232
Undistributed ordinary income	4,309
Capital loss carryforwards	(79,879)
Net unrealized depreciation	(4,502,470)

Net assets	$72,805,192

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales and mark-to-market of futures contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and distributions received from Underlying Funds. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2015, the Fund recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$49,057	$(49,057)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

As of December 31, 2015, the Fund had the following capital loss carryforwards for federal income tax purposes:

Post-Enactment Losses (No Expiration)
Short-Term
$79,879

During the fiscal year 2015, the Fund utilized $30,829 capital loss carryforward.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/15	5/1/14* to 12/31/14
Shares sold:
Standard Class	79,731	69,305
Service Class	6,623,163	1,338,797
Shares issued upon reinvestment of dividends and distributions:
Standard Class	478	594
Service Class	18,305	9,123

	6,721,677	1,417,819

Shares redeemed:
Standard Class	(60,746)	(11,737)
Service Class	(423,871)	(183,023)

	(484,617)	(194,760)

Net increase	6,237,060	1,223,059

* Date of commencement of operations.

7. Derivatives

U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

LVIP VIP Mid Cap Managed Volatility Portfolio–14

LVIP VIP Mid Cap Managed Volatility Portfolio

Notes to Financial Statements (continued)

7. Derivatives (continued)

Futures Contracts–The Fund may use futures in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge against fluctuations in the value of its portfolio securities. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Fair values of derivative instruments as of December 31, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Currency contracts (Futures contracts)	Receivables and other assets net liabilities	$5,257	Receivables and other assets net liabilities	$ (1,831)
Equity contracts (Futures contracts)	Receivables and other assets net liabilities	—	Receivables and other assets net liabilities	(77,623)
Total		$5,257		$(79,454)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

			Net Change in Unrealized
		Net Realized Gain	Appreciation (Depreciation)
		(Loss) on Derivatives	on Derivatives
	Location of Gain (Loss) on Derivatives	Recognized in	Recognized in
	Recognized in Income	Income	Income
Currency contracts (Futures contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$12,706	$3,426
Equity contracts (Futures contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,610,709)	(68,661)

Total		$(1,598,003)	$(65,235)

Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2015. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2015.

	Asset Derivative Volume	Liability Derivative Volume
Futures contracts (average notional value)	$1,172,324	$3,595,848

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

On January 6, 2016, the Fund’s Board approved the proposal that the Fund will have an additional sub-adviser, portfolio managers from the new sub-adviser and revised risks. SSGA Funds Management, Inc. will be added as a sub-adviser to the Fund effective May 1, 2016.

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s financial statements.

LVIP VIP Mid Cap Managed Volatility Portfolio–15

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

LVIP VIP Mid Cap Managed Volatility Portfolio

We have audited the accompanying statement of net assets of the LVIP VIP Mid Cap Managed Volatility Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LVIP VIP Mid Cap Managed Volatility Portfolio (one of the series constituting the Lincoln Variable Insurance Products Trust) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2014 (commencement of operations) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

February 23, 2016

Philadelphia, Pennsylvania

LVIP VIP Mid Cap Managed Volatility Portfolio–16

LVIP VIP Mid Cap Managed Volatility Portfolio

Other Fund Information (unaudited)

Tax Information

For the year ended December 31, 2015, the Fund reports distributions paid during the period as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Fund’s total distributions.

Approval of Investment Management Agreement

On August 26 and September 14, 2015, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Morningstar provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from LIAC and Lincoln Life.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, risk management, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under a separate administration agreement.

The Board considered that the Fund is managed with an actively-managed risk-management overlay using up to 20% of the Fund’s net assets and that at least 80% of the Fund’s net assets are invested in an underlying fund. The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investment in exchange-traded futures and their resulting costs limits the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board reviewed performance information provided by Morningstar in June 2015, for the standard class of the Fund compared to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (“performance peer group”) and a benchmark index for the one, three, five and ten year periods, as applicable, ended March 31, 2015. The Board also received return information for the Fund compared to the average quarterly total return of funds in the respective Morningstar category.

The Board reviewed the Fund’s total return compared to the total returns of funds included in the Morningstar Mid Core funds category. The Board also considered that the performance peer group contained a limited number of funds. The Board noted that the Fund’s total return was below the average return of the Morningstar category over recent quarters. The Board considered that the Fund commenced operations in May 2014, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by LIAC were satisfactory.

LVIP VIP Mid Cap Managed Volatility Portfolio–17

LVIP VIP Mid Cap Managed Volatility Portfolio

Other Fund Information (continued)

Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar expense peer group and category. The Board considered that LIAC had implemented an advisory fee waiver. The Board noted that the investment management fee for the Fund was lower than the median management fee of the Morningstar expense peer group without giving effect to the advisory fee waiver. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Fund’s asset level and that LIAC had implemented an expense limitation through April 30, 2016 and an advisory fee waiver and concluded that economies of scale were appropriately shared with investors.

Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately reimbursed. The Board also noted that the Lincoln Insurance Companies may be eligible to claim on their tax returns dividends received deductions in connection with dividends received from the Fund by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders. Initial premiums received by Lincoln Insurance Companies are credited with interest until the policy is issued and the premium allocated to the Fund, and subsequently received premiums are allocated to the Fund as received.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

LVIP VIP Mid Cap Managed Volatility Portfolio–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Ellen G. Cooper[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1957	Chairman and Trustee	Chairman and Trustee since September 2015	Executive Vice President and Chief Investment Officer; Lincoln Financial Group; Director and Chairman, Lincoln Investment Advisors Corporation; Formerly: Managing Director, Goldman Sachs Asset Management	90	N/A

Steve A. Cobb[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Management Director, CID Capital (private equity firm)	90	Formerly, Director of SPS Commerce (supply chain software provider) (2010-2011)

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since April 2007	Retired; Formerly, State Representative, State of New Hampshire; Formerly, Executive Director, United Way of Merrimack County; Executive Vice President, Granite United Way	90	N/A

Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since February 2006; Formerly: Advisory Trustee (November 2004 to February 2006)	Professor of Economics and Management, DePauw University; Formerly, James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	90	N/A

Thomas A. Leonard 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1949	Trustee	Trustee since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	90	Copeland Capital Trust since 2010 (mutual fund); Formerly: WT Mutual Fund (2008-2011); AlphaOne Capital (2011-2013)

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since April 2007	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	90	Formerly: Associate Grocers of New England

Pamela L. Salaway 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1957	Trustee	Trustee since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	90	N/A

Kenneth G. Stella[2] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	Retired; President Emeritus, Indiana Hospital Association; Formerly, President, Indiana Hospital Association	90	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Retired; Formerly, Director of Blue & Co., LLC (accounting firm)	90	N/A

LVIP VIP Mid Cap Managed Volatility Portfolio–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	President	President since September 2015; Formerly: Vice President (2011-2015)	President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director of Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Jayson R. Bronchetti[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1979	Vice President	Vice President since August 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Manager Selection & Research, The Lincoln National Life Insurance Company; Formerly: Executive Director, J.P. Morgan	N/A	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Senior Vice President and Treasurer, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

LVIP VIP Mid Cap Managed Volatility Portfolio–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee

Matthew S. MacMillen[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1966	Vice President	Vice President since June 2015	Vice President, Lincoln Investment Advisors Corporation; Vice President and Head of Tax, The Lincoln National Life Insurance Company; Formerly: Senior Vice President and Chief Financial Officer, Sun Life Financial – U.S.; Vice President, Investment Finance, Sun Life Financial – U.S.	N/A	N/A

Patrick McAllister[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1958	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Investment Analytics, The Lincoln National Life Insurance Company; Formerly, Executive Director, Morgan Stanley	N/A	N/A

Harold Singleton III[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1962	Vice President	Vice President since September 2014	Vice President, Lincoln Investment Advisors Corporation; Vice President, Head of Client Portfolio Management, The Lincoln National Life Insurance Company; Formerly, Managing Director, Pinebridge Investments	N/A	N/A

John (Jack) A. Weston[1] One Granite Place, Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

Jill R. Whitelaw, Esq[1] Radnor Financial Center, 150 N. Radnor Chester Road, Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012; Secretary since June 2011	Vice President and Chief Counsel – Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel – Montgomery, McCracken, Walker & Rhoades; Director – Merrill Lynch & Co.	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (SAI) to the Trust’s prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

1All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of Lincoln Investment Advisors Corporation.

2 Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

3 The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust’s officers are responsible for the Fund’s day-to-day operations.

LVIP VIP Mid Cap Managed Volatility Portfolio–21

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas A. Leonard is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designees’ duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $1,967,300 for 2015 and $1,797,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $89,360 for 2015 and $80,700 for 2014. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $234,780 for 2015 and $222,330 for 2014.

These tax services were comprised of tax compliance services, PFIC analyzer services and India tax compliance.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $955,288 for 2015 and $934,178 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lincoln Variable Insurance Products Trust

By (Signature and Title)*	/s/ Kevin J. Adamson
Kevin J. Adamson, President
(principal executive officer)

Date	February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin J. Adamson
Kevin J. Adamson, President
(principal executive officer)

Date	February 18, 2016

By (Signature and Title)*	/s/ William P. Flory, Jr.
William P. Flory, Jr., Chief Accounting Officer
(principal financial officer)

Date	February 19, 2016

* Print the name and title of each signing officer under his or her signature.